IVY ASIA PACIFIC FUND

                              IVY CHINA REGION FUND

                           IVY DEVELOPING NATIONS FUND

                             IVY SOUTH AMERICA FUND

                                    series of

                                    IVY FUND
                      Via Mizner Financial Plaza, Suite 300
                            700 South Federal Highway
                            Boca Raton, Florida 33432

                       STATEMENT OF ADDITIONAL INFORMATION

                                   May 3, 1999
                       (as supplemented October 18, 1999)



      Ivy Fund (the "Trust") is an open-end management investment company that currently consists of nineteen fully managed portfolios, each of which (except for Ivy South America Fund and Ivy International Strategic Bond Fund) is diversified. This Statement of Additional Information ("SAI") relates to the Class A, B, and C shares of Ivy Asia Pacific Fund, Ivy China Region Fund, Ivy Developing Nations Fund, and Ivy South America Fund (each a "Fund"). The other fifteen portfolios of the Trust are described in separate prospectuses and SAIs.

      This SAI is not a prospectus and should be read in conjunction with the prospectus for the Funds dated April 30, 1999 (the "Prospectus"), which may be obtained upon request and without charge from the Trust at the Distributor's address and telephone number printed below. The Funds also offer Advisor Class shares, which are described in a separate prospectus and SAI that may also be obtained without charge from the Distributor.

                               INVESTMENT MANAGER

                          Ivy Management, Inc. ("IMI")
                      Via Mizner Financial Plaza, Suite 300
                            700 South Federal Highway
                            Boca Raton, Florida 33432
                            Telephone: (800) 777-6472

                                   DISTRIBUTOR

                  Ivy Mackenzie Distributors, Inc. ("IMDI")
                      Via Mizner Financial Plaza, Suite 300
                            700 South Federal Highway
                            Boca Raton, Florida 33432
                            Telephone: (800) 456-5111

                                TABLE OF CONTENTS


GENERAL INFORMATION..........................................................1

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS..................................1
      IVY ASIA PACIFIC FUND..................................................1
      INVESTMENT RESTRICTIONS FOR ASIA PACIFIC FUND..........................2
      IVY CHINA REGION FUND..................................................4
      INVESTMENT RESTRICTIONS FOR IVY CHINA REGION FUND......................6
      IVY DEVELOPING NATIONS FUND............................................8
      INVESTMENT RESTRICTIONS FOR IVY DEVELOPING NATIONS FUND................9
      IVY SOUTH AMERICA FUND................................................11
      INVESTMENT RESTRICTIONS FOR IVY SOUTH AMERICA FUND....................12
      COMMON STOCKS.........................................................14
      CONVERTIBLE SECURITIES................................................14
      SECURITIES ISSUED IN ASIA-PACIFIC COUNTRIES...........................15
      THE CHINA REGION......................................................16
      SOUTH AMERICAN SECURITIES.............................................16
      DEBT SECURITIES.......................................................18
            IN GENERAL......................................................18
            INVESTMENT-GRADE DEBT SECURITIES................................18
            LOW-RATED DEBT SECURITIES.......................................19
            U.S. GOVERNMENT SECURITIES......................................20
            ZERO COUPON BONDS...............................................21
            FIRM COMMITMENT AGREEMENTS AND "WHEN-ISSUED" SECURITIES.........21
      ILLIQUID SECURITIES...................................................22
      FOREIGN SECURITIES....................................................22
      DEPOSITORY RECEIPTS...................................................23
      EMERGING MARKETS......................................................24
      FOREIGN CURRENCIES....................................................25
      FOREIGN CURRENCY EXCHANGE TRANSACTIONS................................26
      OTHER INVESTMENT COMPANIES............................................27
      REPURCHASE AGREEMENTS.................................................27
      BANKING INDUSTRY AND SAVINGS AND LOAN OBLIGATIONS.....................27
      COMMERCIAL PAPER......................................................28
      BORROWING.............................................................28
      WARRANTS..............................................................28
      OPTIONS TRANSACTIONS..................................................28
            IN GENERAL......................................................28
            WRITING OPTIONS ON INDIVIDUAL SECURITIES........................29
            PURCHASING OPTIONS ON INDIVIDUAL SECURITIES.....................30
            PURCHASING AND WRITING OPTIONS ON SECURITIES INDICES............30
            RISKS OF OPTIONS TRANSACTIONS...................................31
      FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS....................32
            IN GENERAL......................................................32
            FOREIGN CURRENCY FUTURES CONTRACTS AND RELATED OPTIONS..........33
            RISKS ASSOCIATED WITH FUTURES AND RELATED OPTIONS...............34
      SECURITIES INDEX FUTURES CONTRACTS....................................35
            RISKS OF SECURITIES INDEX FUTURES...............................36
            COMBINED TRANSACTIONS...........................................37

PORTFOLIO TURNOVER..........................................................37

TRUSTEES AND OFFICERS.......................................................38
            PERSONAL INVESTMENTS BY EMPLOYEES OF IMI........................38

INVESTMENT ADVISORY AND OTHER SERVICES......................................38
      BUSINESS MANAGEMENT AND INVESTMENT ADVISORY SERVICES..................38
      DISTRIBUTION SERVICES.................................................40
            RULE 18F-3 PLAN.................................................42
            RULE 12B-1 DISTRIBUTION PLANS...................................42
      CUSTODIAN.............................................................46
      FUND ACCOUNTING SERVICES..............................................47
      TRANSFER AGENT AND DIVIDEND PAYING AGENT..............................47
      ADMINISTRATOR.........................................................47
      AUDITORS..............................................................48

BROKERAGE ALLOCATION........................................................48

CAPITALIZATION AND VOTING RIGHTS............................................49

SPECIAL RIGHTS AND PRIVILEGES...............................................51
      AUTOMATIC INVESTMENT METHOD...........................................51
      EXCHANGE OF SHARES....................................................51
            INITIAL SALES CHARGE SHARES.....................................51
      CONTINGENT DEFERRED SALES CHARGE SHARES...............................52
            CLASS A.........................................................52
            CLASS B.........................................................52
            CLASS C.........................................................53
            ALL CLASSES.....................................................53
      LETTER OF INTENT......................................................54
      RETIREMENT PLANS......................................................54
            INDIVIDUAL RETIREMENT ACCOUNTS..................................55
            ROTH IRAS.......................................................56
            QUALIFIED PLANS.................................................57
            DEFERRED COMPENSATION FOR PUBLIC SCHOOLS AND CHARITABLE
            ORGANIZATIONS ("403(B)(7) ACCOUNT").............................58
            SIMPLIFIED EMPLOYEE PENSION ("SEP") IRAS........................58
            SIMPLE PLANS....................................................58
      REINVESTMENT PRIVILEGE................................................58
      RIGHTS OF ACCUMULATION................................................59
      SYSTEMATIC WITHDRAWAL PLAN............................................59
      GROUP SYSTEMATIC INVESTMENT PROGRAM...................................60

REDEMPTIONS.................................................................61

CONVERSION OF CLASS B SHARES................................................62

NET ASSET VALUE.............................................................62

TAXATION....................................................................64
      OPTIONS, FUTURES AND FOREIGN CURRENCY FORWARD CONTRACTS...............65
      CURRENCY FLUCTUATIONS -- "SECTION 988" GAINS OR LOSSES................66
      INVESTMENT IN PASSIVE FOREIGN INVESTMENT COMPANIES....................66
      DEBT SECURITIES ACQUIRED AT A DISCOUNT................................67
      DISTRIBUTIONS.........................................................68
      DISPOSITION OF SHARES.................................................68
      FOREIGN WITHHOLDING TAXES.............................................69
      BACKUP WITHHOLDING....................................................70

PERFORMANCE INFORMATION.....................................................70
            AVERAGE ANNUAL TOTAL RETURN.....................................70
            CUMULATIVE TOTAL RETURN.........................................79

FINANCIAL STATEMENTS........................................................83

APPENDIX A..................................................................84

                               GENERAL INFORMATION

      Ivy Asia Pacific Fund, Ivy China Region Fund, and Ivy Developing Nations Fund are organized as separate, diversified portfolios of the Trust, an open-end management investment company organized as a Massachusetts business trust on December 21, 1983. Ivy South America Fund is organized as a separate, non-diversified portfolio of the Trust. The inception dated for Class A and Class B shares of Ivy China Region Fund was October 23, 1993. The inception date for Class A and Class B shares of Ivy Developing Nations Fund and Ivy South America Fund was November 1, 1994. The inception date for Class C shares of Ivy China Region Fund, Ivy Developing Nations Fund and Ivy South America Fund was April 30, 1996. Ivy Asia Pacific Fund commenced operations (Class A, B and C) on January 1, 1997.

      Descriptions in this SAI of a particular investment practice or technique in which each Fund may engage or a financial instrument which each Fund may purchase are meant to describe the spectrum of investments that IMI, in its discretion, might, but is not required to, use in managing each Fund's portfolio assets. IMI may, in its discretion, at any time employ such practice, technique or instrument for one or more funds but not for all funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in some or all markets, in which case a Fund would not use them. Certain practices, techniques, or instruments may not be principal activities of the Fund but, to the extent employed, could from time to time have a material impact on the Fund's performance.

                 INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

      Each Fund has its own investment objectives and policies, which are described in the Prospectus under the captions "Summary" and "Additional Information About Strategies and Risks." Descriptions of each Fund's policies, strategies and investment restrictions, as well as additional information regarding the characteristics and risks associated with each Fund's investment techniques, is set forth below.

      Whenever an investment objective, policy or restriction set forth in the Prospectus or this SAI states a maximum percentage of assets that may be invested in any security or other asset or describes a policy regarding quality standards, such percentage limitation or standard shall, unless otherwise indicated, apply to a Fund only at the time a transaction is entered into. Accordingly, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in the percentage which results from circumstances not involving any affirmative action by a Fund, such as a change in market conditions or a change in a Fund's asset level or other circumstances beyond a Fund's control, will not be considered a violation.

            IVY ASIA PACIFIC FUND

      The Fund's principal investment objective is long-term growth. Consideration of current income is secondary to this principal objective. Under normal circumstances the Fund invests at least 65% of its total assets in securities issued in Asia-Pacific countries, which for purposes of this SAI are defined to include China, Hong Kong, India, Indonesia, Malaysia, Pakistan, the Philippines, Singapore, Sri Lanka, South Korea, Taiwan, Thailand and Vietnam. Securities of Asia-Pacific issuers include: (a) securities of companies organized under the laws of an Asia-Pacific country or for which the principal securities trading market is in the Asia-Pacific region; (b) securities that are issued or guaranteed by the government of an Asia-Pacific country, its agencies or instrumentalities, political subdivisions or the country's central bank; (c) securities of a company, wherever organized, where at least 50% of the company's non-current assets, capitalization, gross revenue or profit in any one of the two most recent fiscal years represents (directly or indirectly through subsidiaries) assets or activities located in the Asia-Pacific region; and (d) any of the preceding types of securities in the form of depository shares.

      The Fund may participate in markets throughout the Asia-Pacific region, and it is expected that the Fund will be invested at all times in at least three Asia-Pacific countries. As a fundamental policy, the Fund does not concentrate its investments in any particular industry.

      The Fund may invest up to 35% of its assets in investment-grade debt securities of government or corporate issuers in emerging market countries, equity securities and investment grade debt securities of issuers in developed countries (including the United States), warrants, and cash or cash equivalents, such as bank obligations (including certificates of deposit and bankers' acceptances), commercial paper, short-term notes and repurchase agreements. For temporary defensive purposes, the Fund may invest without limit in such instruments. The Fund may also invest up to 5% of its net assets in zero coupon bonds, and in debt securities rated Ba or below by Moody's Investor Service, Inc. ("Moody's") or BB or below by Standard & Poor's Ratings Services ("S&P"), or if unrated, are considered by IMI to be of comparable quality (commonly referred to as "high yield" or "junk" bonds). The Fund will not invest in debt securities rated less than C by either Moody's or S&P.

      For temporary or emergency purposes, Ivy Asia Pacific Fund may borrow from banks in accordance with the provisions of the 1940 Act, but may not purchase securities at any time during which the value of the Fund's outstanding loans exceeds 10% of the value of the Fund's assets. The Fund may engage in foreign currency exchange transactions and enter into forward foreign currency contracts. The Fund may also invest in other investment companies that invest in securities issued in Asia-Pacific countries in accordance with the provisions of the 1940 Act, and up to 15% of its net assets in illiquid securities.

      The Fund may purchase put and call options on securities and stock indices, provided the premium paid for such options does not exceed 5% of the Fund's net assets. The Fund may also sell covered put options with respect to up to 10% of the value of its net assets, and may write covered call options so long as not more than 25% of the Fund's net assets are subject to being purchased upon the exercise of the calls. The Fund may write or buy straddles or spreads. For hedging purposes only, the Fund may engage in transactions in stock index and foreign currency futures contracts, provided that the Fund's equivalent exposure in such contracts does not exceed 15% of its total assets.

              INVESTMENT RESTRICTIONS FOR IVY ASIA PACIFIC FUND

      Ivy Asia Pacific Fund's investment objectives as set forth in the "Summary" section of the Prospectus, together with the investment restrictions set forth below, are fundamental policies of the Fund and may not be changed without the approval of a majority (as defined in the 1940 Act) of the outstanding voting shares of the Fund. The Fund has adopted the following fundamental investment restrictions:

(i) The Fund will not borrow money, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(ii) The Fund will not issue senior securities, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(iii) The Fund will not engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

(iv) The Fund will not purchase or sell real estate (which term does not include securities of companies that deal in real estate or mortgages or investments secured by real estate or interests therein), except that the Fund may hold and sell real estate acquired as a result of the Fund's ownership of securities.

(v) The Fund will not purchase physical commodities or contracts relating to physical commodities, although the Fund may invest in commodities futures contracts and options thereon to the extent permitted by the Prospectus and this SAI.

(vi) The Fund will not make loans to other persons, except (a) loans of portfolio securities, and (b) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with the Fund's investment objective and policies may be deemed to be loans.

(vii) The Fund will not concentrate its investments in a particular industry, as the term "concentrate" is interpreted in connection with the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

                             ADDITIONAL RESTRICTIONS

      Ivy Asia Pacific Fund has adopted the following additional restrictions, which are not fundamental and which may be changed without shareholder approval, to the extent permitted by applicable law, regulation or regulatory policy.

      Under these restrictions, the Fund may not:

(i) invest more than 15% of its net assets taken at market value at the time of the investment in "illiquid securities." Illiquid securities may include securities subject to legal or contractual restrictions on resale (including private placements), repurchase agreements maturing in more than seven days, certain options traded over the counter that the Fund has purchased, securities being used to cover certain options that the Fund has written, securities for which market quotations are not readily available, or other securities which legally or in IMI's opinion, subject to the Board's supervision, may be deemed illiquid, but shall not include any instrument that, due to the existence of a trading market, to the Fund's compliance with certain conditions intended to provide liquidity, or to other factors, is liquid;

(ii) purchase securities of other investment companies, except in connection with a merger, consolidation or sale of assets, and except that the Fund may purchase shares of other investment companies subject to such restrictions as may be imposed by the Investment Company Act of 1940 and rules thereunder;

(iii)     sell securities short, except for short sales "against the box";

(iv) borrow money, except for temporary or emergency purposes. The Fund may not purchase securities at any time during which the value of the Fund's outstanding loans exceeds 10% of the value of the Fund" total assets;

(v) participate on a joint or a joint and several basis in any trading account in securities. The "bunching" of orders of the Fund and of other accounts under the investment management of the Fund's investment adviser for the sale or purchase of portfolio securities shall not be considered participation in a joint securities trading account; or

(vi) purchase securities on margin, except such short-term credits as are necessary for the clearance of transactions, but the Fund may make margin deposits in connection with transactions in options, futures and options on futures.


      IVY CHINA REGION FUND

      Ivy China Region Fund's principal investment objective is long-term capital growth. Consideration of current income is secondary to this principal objective. The Fund seeks to meet its objective primarily by investing in the equity securities of companies that are expected to benefit from the economic development and growth of China, Hong Kong and Taiwan. A significant percentage of the Fund's assets may also be invested in the securities markets of South Korea, Singapore, Malaysia, Thailand, Indonesia and the Philippines (collectively, with China, Hong Kong and Taiwan, the "China Region").

      The Fund normally invests at least 65% of its total assets in "Greater China growth companies," defined as companies that (a) that are organized in or for which the principal securities trading markets are in the China Region; (b) that have at least 50% of their assets in one or more China Region countries or derive at least 50% of their gross sales revenues or profits from providing goods or services to or from within one or more China Region countries; or (c) that have at least 35% of their assets in China, Hong Kong or Taiwan, derive at least 35% of their gross sales revenues or profits from providing goods or services to or from within these three countries, or have significant manufacturing or other operations in these countries. IMI's determination as to whether a company qualifies as a Greater China growth company is based primarily on information contained in financial statements, reports, analyses and other pertinent information (some of which may be obtained directly from the company). The Fund may invest 25% or more of its total assets in the securities of issuers located in any one China Region country, and currently expects to invest more than 50% of its total assets in Hong Kong.

      The balance of the Fund's assets ordinarily are invested in (i) certain investment-grade debt securities and (ii) the equity securities of "China Region associated companies," which are companies that do not meet the definition of a Greater China growth company, but whose current or expected performance, based on certain identified factors (such as the growth trends in the location of a company's assets and the sources of its revenues and profits), is judged by IMI to be strongly associated with the China Region. The investment-grade debt securities in which the Fund may invest include (a) obligations of the U.S. Government or its agencies or instrumentalities, (b) obligations of U.S. banks and other banks organized and existing under the laws of Hong Kong, Taiwan or countries that are member of the Organization for Economic Cooperation and Development ("OECD"), (c) obligations denominated in any currency issued by international development institutions and Hong Kong, Taiwan and OECD member governments and their agencies and instrumentalities, and (d) corporate bonds rated Baa or higher by Moody's or BBB or higher by S&P (or if unrated, are considered by IMI to be of comparable quality), as well as repurchase agreements with respect to any of the foregoing instruments. The Fund may also invest in zero coupon bonds.

      The Fund may invest less than 35% of its net assets in debt securities rated Ba or below by Moody's or BB or below by S&P, or, if unrated, considered by IMI to be of comparable quality (commonly referred to as "high yield" or "junk" bonds). The Fund will not invest in debt securities rated less than C by either Moody's or S&P.

      Ivy China Region Fund may invest in sponsored or unsponsored ADRs, GDRs, ADSs, and GDSs, warrants, and securities issued on a "when-issued" or firm commitment basis, and may engage in foreign currency exchange transactions and enter into forward foreign currency contracts. The Fund may also invest in other investment companies in accordance with the provisions of the 1940 Act, and up to 15% of its net assets in illiquid securities.

      For temporary defensive purposes and during periods when IMI believes that circumstances warrant, the Fund may reduce its position in Greater China growth companies and Greater China associated companies and increase its investment in cash and liquid debt securities, such as U.S. Government securities, bank obligations, commercial paper, short-term notes and repurchase agreements. For temporary or emergency purposes, the Fund may also borrow up to 10% of the value of its total assets from banks.

      The Fund may purchase put and call options on securities and stock indices, provided the premium paid for such options does not exceed 5% of the Fund's net assets. The fund may also sell covered put options with respect to up to 10% of the value of its net assets, and may write covered call options so long as not more than 25% of the Fund's net assets is subject to being purchased upon the exercise of the calls. For hedging purposes only, the Fund may engage in transactions in stock index futures contracts, provided that the Fund's equivalent exposure in such contracts does not exceed 15% of its total assets.

              INVESTMENT RESTRICTIONS FOR IVY CHINA REGION FUND

      Ivy China Region Fund's investment objectives as set forth in the "Summary" section of the Prospectus, together with the investment restrictions set forth below, are fundamental policies of the Fund and may not be changed without the approval (as defined in the 1940 Act) of a majority of the outstanding voting shares of the Fund. The Fund has adopted the following fundamental investment restrictions:

(i) The Fund has elected to be classified as a diversified series of an open-end investment company.

(iii) The Fund will not issue senior securities, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(iv) The Fund will not engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

(v) The Fund will not purchase or sell real estate (which term does not include securities of companies that deal in real estate or mortgages or investments secured by real estate or interests therein), except that the Fund may hold and sell real estate acquired as a result of the Fund's ownership of securities.

(vi) The Fund will not purchase physical commodities or contracts relating to physical commodities, although the Fund may invest in commodities futures contracts and options thereon to the extent permitted by the Prospectus or this SAI.

(vii) The Fund will not make loans to other persons, except (a) loans of portfolio securities, and (b) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with the Fund's investment objective and policies may be deemed to be loans.

(viii) The Fund will not concentrate its investments in a particular industry, as the term "concentrate" is interpreted in connection with the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

                             ADDITIONAL RESTRICTIONS

      Ivy China Region Fund has adopted the following additional restrictions, which are not fundamental and which may be changed without shareholder approval, to the extent permitted by applicable law, regulation or regulatory policy.

      Under these restrictions, the Fund may not:

(i) invest in oil, gas or other mineral leases or exploration or development programs;

(ii)      invest  in  companies  for  the  purpose  of  exercising   control  of
          management;

(iii) invest more than 5% of its total assets in warrants, valued at the lower of cost or market, or more than 2% of its total assets in warrants, so valued, which are not listed on either the New York or American Stock Exchanges;

(iv) purchase securities of other investment companies, except in connection with a merger, consolidation or sale of assets, and except that it may purchase shares of other investment companies subject to such restrictions as may be imposed by the Investment Company Act of 1940 and rules thereunder;

(v) invest more than 15% of its net assets taken at market value at the time of the investment in "illiquid securities." Illiquid securities may include securities subject to legal or contractual restrictions on resale (including private placements), repurchase agreements maturing in more than seven days, certain options traded over the counter that the Fund has purchased, securities being used to cover certain options that the Fund has written, securities for which market quotations are not readily available, or other securities which legally or in IMI's opinion, subject to the Board's supervision, may be deemed illiquid, but shall not include any instrument that, due to the existence of a trading market, to the Fund's compliance with certain conditions intended to provide liquidity, or to other factors, is liquid;

(vi) borrow money, except for temporary purposes where investment transactions might advantageously require it. Any such loan may not be for a period in excess of 60 days, and the aggregate amount of all outstanding loans may not at any time exceed 10% of the value of the total assets of the Fund at the time any such loan is made;

(vii)     purchase securities on margin;

(viii)    sell securities short; or

(ix) purchase from or sell to any of its officers or trustees, or firms of which any of them are members or which they control, any securities (other than capital stock of the Fund), but such persons or firms may act as brokers for the Fund for customary commissions to the extent permitted by the Investment Company Act of 1940.


      IVY DEVELOPING NATIONS FUND

      Ivy Developing Nations Fund's principal objective is long-term growth. Consideration of current income is secondary to this principal objective. In pursuing its objective, the Fund invests primarily in the equity securities of companies that IMI believes will benefit from the economic development and growth of emerging markets. The Fund considers countries having emerging markets to be those that (i) are generally considered to be "developing" or "emerging" by the World Bank and the International Finance Corporation, or (ii) are classified by the United Nations (or otherwise regarded by their authorities) as "emerging." Under normal market conditions, the Fund invests at least 65% of its total assets in equity securities (including common and preferred stocks, convertible debt obligations, warrants, options (subject to the restrictions set forth below), rights, and sponsored or unsponsored ADRs, GDRs, ADSs and GDSs that are listed on stock exchanges or traded over-the-counter) of "Emerging Market growth companies," which are defined as companies (a) for which the principal securities trading market is an emerging market (as defined above),
(b) that each (alone or on a consolidated basis) derives 50% or more of its total revenue either from goods, sales or services in emerging markets, or (c) that are organized under the laws of (and with a principal office in) an emerging market country.

      The Fund normally invests its assets in the securities of issuers located in at least three emerging market countries, and may invest 25% or more of its total assets in the securities of issuers located in any one country. IMI's determination as to whether a company qualifies as an Emerging Market growth company is based primarily on information contained in financial statements, reports, analyses and other pertinent information (some of which may be obtained directly from the company).

      For purposes of capital appreciation, Ivy Developing Nations Fund may invest up to 35% of its total assets in (i) debt securities of government or corporate issuers in emerging market countries, (ii) equity and debt securities of issuers in developed countries (including the United States), and (iii) cash or cash equivalents such as bank obligations (including certificates of deposit and bankers' acceptances), commercial paper, short-term notes and repurchase agreements. For temporary defensive purposes, the Fund may invest without limit in such instruments. The Fund may also invest in zero coupon bonds and purchase securities on a "when-issued" or firm commitment basis.

      The Fund will not invest more than 20% of its total assets in debt securities rated Ba or lower by Moody's or BB or lower by S&P, or if unrated, considered by IMI to be of comparable quality (commonly referred to as "high yield" or "junk" bonds). The Fund will not invest in debt securities rated less than C by either Moody's or S&P.

      For temporary or emergency purposes, the Fund may borrow from banks in accordance with the provisions of the 1940 Act, but may not purchase securities at any time during which the value of the Fund's outstanding loans exceeds 10% of the value of the Fund's total assets. The Fund may engage in foreign currency exchange transactions and enter into forward foreign currency contracts. The Fund may also invest in other investment companies in accordance with the provisions of the 1940 Act, and up to 15% of its net assets in illiquid securities.

      The Fund may purchase put and call options on securities and stock indices, provided the premium paid for such options does not exceed 5% of the Fund's net assets. The Fund may also sell covered put options with respect to up to 10% of the value of its net assets, and may write covered call options so long as not more than 25% of the Fund's net assets is subject to being purchased upon the exercise of the calls. For hedging purposes only, the Fund may engage in transactions in (and options on) stock index and foreign currency futures contracts, provided that the Fund's equivalent exposure in such contracts does not exceed 15% of its total assets.

           INVESTMENT RESTRICTIONS FOR IVY DEVELOPING NATIONS FUND

      Ivy Developing Nations Fund's investment objectives as set forth in the "Summary" section of the Prospectus, together with the investment restrictions set forth below, are fundamental policies of the Fund and may not be changed without the approval of a majority (as defined in the 1940 Act) of the outstanding voting shares of the Fund. The Fund has adopted the following fundamental investment restrictions:

(i) The Fund has elected to be classified as a diversified series of an open-end investment company.

(ii) The Fund will not borrow money, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(iii) The Fund will not issue senior securities, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(iv) The Fund will not engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

(v) The Fund will not purchase or sell real estate (which term does not include securities of companies that deal in real estate or mortgages or investments secured by real estate or interests therein), except that the Fund may hold and sell real estate acquired as a result of the Fund's ownership of securities.

(vi) The Fund will not purchase physical commodities or contracts relating to physical commodities, although the Fund may invest in commodities futures contracts and options thereon to the extent permitted by the Prospectus or this SAI.

(vii) The Fund will not make loans to other persons, except (a) loans of portfolio securities, and (b) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with the Fund's investment objective and policies may be deemed to be loans.

(viii) The Fund will not concentrate its investments in a particular industry, as the term "concentrate" is interpreted in connection with the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

                             ADDITIONAL RESTRICTIONS

      Unless otherwise indicated, Ivy Developing Nations Fund has adopted the following additional restrictions, which are not fundamental and which may be changed without shareholder approval to the extent permitted by applicable law, regulation or regulatory policy. Under these restrictions, the Fund may not:

(i) invest in oil, gas or other mineral leases or exploration or development programs;

(ii)      invest  in  companies  for  the  purpose  of  exercising   control  of
          management;

(iii) invest more than 5% of its total assets in warrants, valued at the lower of cost or market, or more than 2% of its total assets in warrants, so valued, which are not listed on either the New York or American Stock Exchanges;

(iv) purchase securities of other investment companies, except in connection with a merger, consolidation or sale of assets, and except that it may purchase shares of other investment companies subject to such restrictions as may be imposed by the Investment Company Act of 1940 and rules thereunder;

(v) invest more than 15% of its net assets taken at market value at the time of investment in "illiquid securities." Illiquid securities may include securities subject to legal or contractual restrictions on resale (including private placements), repurchase agreements maturing in more than seven days, certain options traded over the counter that the Fund has purchased, securities being used to cover certain options that the Fund has written, securities for which market quotations are not readily available, or other securities which legally or in IMI's opinion, subject to the Board's supervision, may be deemed illiquid, but shall not include any instrument that, due to the existence of a trading market, to the Fund's compliance with certain conditions intended to provide liquidity, or to other factors, is liquid;

(vi) borrow money, except for temporary or emergency purposes. The Fund may not purchase securities at any time during which the value of the Fund's outstanding loans exceeds 10% of the value of the Fund's total assets;

(vii)     purchase securities on margin;

(viii)    sell securities short; or

(ix) purchase from or sell to any of its officers or trustees, or firms of which any of them are members or which they control, any securities (other than capital stock of the Fund), but such persons or firms may act a brokers for the Fund for customary commissions to the extent permitted by the Investment Company Act of 1940.

      Under the 1940 Act, the Fund is permitted, subject to the above investment restrictions, to borrow money only from banks. The Trust has no current intention of borrowing amounts in excess of 5% of the Fund's assets. The Fund will continue to interpret fundamental investment restrictions (v) to prohibit investment in real estate limited partnership interests; this restriction shall not, however, prohibit investment in readily marketable securities of companies that invest in real estate or interests therein, including real estate investment trusts.

            IVY SOUTH AMERICA FUND

      Ivy South America Fund's principal investment objective is long-term capital growth. Consideration of current income is secondary to this principal objective. Under normal conditions the Fund invests at least 65% of its total assets in securities issued in South America. Securities of South American issuers include (a) securities of companies organized under the laws of a South American country or for which the principal securities trading market is in South America; (b) securities that are issued or guaranteed by the government of a South American country, its agencies or instrumentalities, political subdivisions or the country's central bank; (c) securities of a company, wherever organized, where at least 50% of the company's non-current assets, capitalization, gross revenue or profit in any one of the two most recent fiscal years represents (directly or indirectly through subsidiaries) assets or activities located in South America; or (d) any of the preceding types of securities in the form of depository shares. The Fund may participate, however, in markets throughout Latin America, which for purposes of this SAI is defined as Mexico, Central America, South America and the Spanish-speaking islands of the Caribbean, and it is expected that the Fund will be invested at all times in at least three countries. Under present conditions, the Fund expects to focus its investments in Argentina, Brazil, Chile, Columbia, Peru and Venezuela, which IMI believes are the most developed capital markets in South America. As a fundamental restriction, the Fund will not concentrate its investments in any particular industry.

      The Fund's equity investments consist of common stock, preferred stock (either convertible or non-convertible), sponsored or unsponsored ADRs, GDRs, ADSs and GDSs, and warrants (any of which may be purchased through rights). The Fund's equity securities may be listed on securities exchanges, traded over-the-counter, or have no organized market.

      The Fund may invest in debt securities (including zero coupon bonds) when IMI anticipates that the potential for capital appreciation from debt securities is likely to equal or exceed that of equity securities (e.g., a favorable change in relative foreign exchange rates, interest rate levels or the creditworthiness of issuers). These include debt securities issued by South American Governments ("Sovereign Debt"). Most of the debt securities in which the Fund may invest are not rated, and those that are rated are expected to be below investment-grade (i.e., rated Ba or below by Moody's or BB or below by S&P, or considered by IMI to be of comparable quality), and are commonly referred to as "high yield" or "junk" bonds.

      To meet redemptions, or while the Fund is anticipating investments in South American securities, the Fund may hold cash or cash equivalents such as bank obligations (including certificates of deposit and bankers' acceptances), commercial paper, short-term notes and repurchase agreements. For temporary defensive or emergency purposes, the Fund may (i) invest without limitation in such instruments, and (ii) borrow from banks in accordance with the provisions of the 1940 Act (but may not purchase securities at any time during which the value of the Fund's outstanding loans exceeds 10% of the value of the Fund's total assets).

      Ivy South America Fund may purchase securities on a "when-issued" or firm commitment basis, engage in foreign currency exchange transactions and enter into forward foreign currency contracts. The Fund may also invest in other investment companies in accordance with the provisions of the 1940 Act, and up to 15% of its net assets in illiquid securities. The Fund will treat as illiquid any South American securities that are subject to restrictions on repatriation for more than seven days, as well as any securities issued in connection with South American debt conversion programs that are restricted to remittance of invested capital or profits.

      The Fund may purchase put and call options on securities and stock indices, provided the premium paid for such options does not exceed 5% of the Fund's net assets. The Fund may also sell covered put options with respect to up to 10% of the value of its net assets, and may write covered call options so long as not more than 25% of the Fund's net assets is subject to being purchased upon the exercise of the calls. For hedging purposes only, the Fund may engage in transactions in (and options on) stock index and foreign currency futures contracts, provided that the Fund's equivalent exposure in such contracts does not exceed 15% of its total assets.

              INVESTMENT RESTRICTIONS FOR IVY SOUTH AMERICA FUND

      Ivy South America Fund's investment objectives as set forth in the "Summary" section of the Prospectus, together with the investment restrictions set forth below, are fundamental policies of the Fund and may not be changed without the approval of a majority (as defined in the 1940 Act) of the outstanding voting shares of the Fund. The Fund has adopted the following fundamental investment restrictions:

(i) The Fund has elected to be classified as a diversified series of an open-end investment company.

(ii) The Fund will not borrow money, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(iii) The Fund will not issue senior securities, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(iv) The Fund will not engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

(v) The Fund will not purchase or sell real estate (which term does not include securities of companies that deal in real estate or mortgages or investments secured by real estate or interests therein), except that the Fund may hold and sell real estate acquired as a result of the Fund's ownership of securities.

(vi) The Fund will not purchase physical commodities or contracts relating to physical commodities, although the Fund may invest in commodities futures contracts and options thereon to the extent permitted by the Prospectus or this SAI.

(vii) The Fund will not make loans to other persons, except (a) loans of portfolio securities, and (b) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with the Fund's investment objective and policies may be deemed to be loans.

The Fund will not concentrate its investments in a particular industry, as the term "concentrate" is interpreted in connection with the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

                             ADDITIONAL RESTRICTIONS

      Ivy South America Fund has adopted the following additional restrictions, which are not fundamental and which may be changed without shareholder approval to the extent permitted by applicable law, regulation or regulatory policy. Under these restrictions, the Fund may not:

(i) invest in oil, gas or other mineral leases or exploration or development programs;

(ii)      invest  in  companies  for  the  purpose  of  exercising   control  of
          management;

(iii) invest more than 5% of its total assets in warrants, valued at the lower of cost or market, or more than 2% of its total assets in warrants, so valued, which are not listed on either the New York or American Stock Exchanges;

(iv) purchase securities of other investment companies, except in connection with a merger, consolidation or sale of assets, and except that it may purchase shares of other investment companies subject to such restrictions as may be imposed by the Investment Company Act of 1940 and rules thereunder;

(v) borrow money, except for temporary or emergency purposes. The Fund may not purchase securities at any time during which the value of the Fund's outstanding loans exceeds 10% of the value of the Fund" total assets;

(vi) invest more than 15% of its net assets taken at market value at the time of investment in "illiquid securities." Illiquid securities may include securities subject to legal or contractual restrictions on resale (including private placements), repurchase agreements maturing in more than seven days, certain options traded over the counter that the Fund has purchased, securities being used to cover certain options that the Fund has written, securities for which market quotations are not readily available, or other securities which legally or in IMI's opinion, subject to the Board's supervision, may be deemed illiquid, but shall not include any instrument that, due to the existence of a trading market, to the Fund's compliance with certain conditions intended to provide liquidity, or to other factors, is liquid;

(vii)     purchase securities on margin;

(viii)    sell securities short; or

(ix) purchase from or sell to any of its officers or trustees, or firms of which any of them are members or which they control, any securities (other than capital stock of the Fund) but such persons or firms may act as brokers for the Fund for customary commissions to the extent permitted by the Investment Company Act of 1940.

                  COMMON STOCKS

      Common stock can be issued by companies to raise cash; all common stock shares represent a proportionate ownership interest in a company. As a result, the value of common stock rises and falls with a company's success or failure. The market value of common stock can fluctuate significantly, with smaller companies being particularly susceptible to price swings. Transaction costs in smaller company stocks may also be higher than those of larger companies.

            CONVERTIBLE SECURITIES

      The convertible securities in which each Fund may invest include corporate bonds, notes, debentures, preferred stock and other securities that may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. Investments in convertible securities can provide income through interest and dividend payments as well as an opportunity for capital appreciation by virtue of their conversion or exchange features. Because convertible securities can be converted into equity securities, their values will normally vary in some proportion with those of the underlying equity securities. Convertible securities usually provide a higher yield than the underlying equity, however, so that the price decline of a convertible security may sometimes be less substantial than that of the underlying equity security. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stock changes, and, therefore, also tends to follow movements in the general market for equity securities. When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of the value of the underlying common stock, although typically not as much as the price of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

      As debt securities, convertible securities are investments that provide for a stream of income. Like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

      Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, are senior in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, convertible bonds and convertible preferred stock typically have lower coupon rates than similar non-convertible securities. Convertible securities may be issued as fixed income obligations that pay current income.

            SECURITIES ISSUED IN ASIA-PACIFIC COUNTRIES

      Certain Asia-Pacific countries in which Ivy Asia Pacific Fund is likely to invest are developing countries, and may be in the initial stages of their industrialization cycle. The economic structures of developing countries generally are less diverse and mature than in the United States, and their political systems may be relatively unstable. Historically, markets of developing countries have been more volatile than the markets of developed countries, yet such markets often have provided higher rates of return to investors.

      Investing in securities of issuers in Asia-Pacific countries involves certain considerations not typically associated with investing in securities issued in the United States or in other developed countries, including (i) restrictions on foreign investment and on repatriation of capital invested in Asian countries, (ii) currency fluctuations, (iii) the cost of converting foreign currency into United States dollars, (iv) potential price volatility and lesser liquidity of shares traded on Asia-Pacific securities markets and (v) political and economic risks, including the risk of nationalization or expropriation of assets and the risk of war.

      Certain Asia-Pacific countries may be more vulnerable to the ebb and flow of international trade and to trade barriers and other protectionist or retaliatory measures. Investments in countries that have recently opened their capital markets and that appear to have relaxed their central planning requirement, as well as in countries that have privatized some of their state-owned industries, should be regarded as speculative.

      The settlement period of securities transactions in foreign markets in general may be longer than in domestic markets, and such delays may be of particular concern in developing countries. For example, the possibility of political upheaval and the dependence on foreign economic assistance may be greater in developing countries than in developed countries, either one of which may increase settlement delays.

      Securities exchanges, issuers and broker-dealers in some Asia-Pacific countries are subject to less regulatory scrutiny than in the United States. In addition, due to the limited size of the markets for Asia-Pacific securities, the prices for such securities may be more vulnerable to adverse publicity, investors' perceptions or traders' positions or strategies, which could cause a decrease not only in the value but also in the liquidity of the Fund's investments.

         THE CHINA REGION

      Investors in Ivy China Region Fund should be aware that many of the China Region countries in which the Fund is likely to invest may be subject to a greater degree of economic, political and social instability than is the case in the United States or other developed countries. Among the factors causing this instability are (i) authoritarian governments or military involvement in political and economic decision making, (ii) popular unrest associated with demands for improved political, economic and social conditions, (iii) internal insurgencies, (iv) hostile relations with neighboring countries, (v) ethnic, religious and racial disaffection, and (vi) changes in trading status, any one of which could disrupt the principal financial markets in which the Ivy China Region Fund invests and adversely affect the value of its assets.

      China Region countries tend to be heavily dependent on international trade, as a result of which their markets are highly sensitive to protective trade barriers and the economic conditions of their principal trading partners (i.e., the United States, Japan and Western European countries). Protectionist trade legislation, reduction of foreign investment in China Region economies and general declines in the international securities markets could have a significant adverse effect on the China Region securities markets. In addition, certain China Region countries have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. There is a heightened risk in these countries that such adverse actions might be repeated.

      To the extent that any China Region country experiences rapid increases in its money supply or investment in equity securities for speculative purposes, the equity securities traded in such countries may trade at price-earning multiples higher than those of comparable companies trading on securities markets in the United States, which may not be sustainable. Finally, restrictions on foreign investment exists to varying degrees in some China Region countries. Where such restrictions apply, investments may be limited and may increase the Fund's expenses.

            SOUTH AMERICAN SECURITIES.

      Investors in Ivy South America Fund should be aware that investing in the securities of South American issuers may entail risks relating to the potential political and economic instability of certain South American countries and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment and on repatriation of capital invested. In the event of expropriation, nationalization or other confiscation by any country, the Fund could lose its entire investment in any such country.

      The securities markets of South American countries are substantially smaller, less developed, less liquid and more volatile than the major securities markets in the U.S. Disclosure and regulatory standards are in many respects less stringent than U.S. standards. Furthermore, there is a lower level of monitoring and regulation of the markets and the activities of investors in such markets.

      The limited size of many South American securities markets and limited trading volume in the securities of South American issuers compared to volume of trading in the securities of U.S. issuers could cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors' perceptions, whether or not based on in-depth fundamental analysis, may decrease the value and liquidity of portfolio securities.

      The Fund invests in securities denominated in currencies of South American countries. Accordingly, changes in the value of these currencies against the U.S. dollar will result in corresponding changes in the U.S. dollar value of the Fund's assets denominated in those currencies.

      Some South American countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, there is risk that certain South American countries may restrict the free conversion of their currencies into other countries. Further, certain South American currencies may not be internationally traded. Certain of these currencies have experienced a steep devaluation relative to the U.S. dollar. Any devaluations in the currencies in which the Fund's portfolio securities are denominated may have a detrimental impact on the Fund's net asset value.

      The economies of individual South American countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth of gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Certain South American countries have experienced high levels of inflation which can have a debilitating effect on the economy. Furthermore, certain South American countries may impose withholding taxes on dividends payable to a Fund at a higher rate than those imposed by other foreign countries. This may reduce the Fund's investment income available for distribution to shareholders.

      Certain South American countries such as Argentina, Brazil and Mexico are among the world's largest debtors to commercial banks and foreign governments. At times, certain South American countries have declared moratoria on the payment of principal and/or interest on outstanding debt. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy towards the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt.

      Holders of sovereign debt, may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

      Governments of many South American countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in those countries. As a result, government actions in the future could have a significant effect on economic conditions which may adversely affect prices of certain portfolio securities. Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments, such as military coups, have occurred in the past and could also adversely affect a Fund's investments in this region.

      Changes in political leadership, the implementation of market oriented economic policies, such as privatization, trade reform and fiscal and monetary reform are among the recent steps taken to renew economic growth. External debt is being restructured and flight capital (domestic capital that has left home country) has begun to return. Inflation control efforts have also been implemented. South American equity markets can be extremely volatile and in the past have shown little correlation with the U.S. market. Currencies are typically weak, but most are now relatively free floating, and it is not unusual for the currencies to undergo wide fluctuations in value over short periods of time due to changes in the market.

      DEBT SECURITIES

      IN GENERAL. Investment in debt securities involves both interest rate and credit risk. Generally, the value of debt instruments rises and falls inversely with fluctuations in interest rates. As interest rates decline, the value of debt securities generally increases. Conversely, rising interest rates tend to cause the value of debt securities to decrease. Bonds with longer maturities generally are more volatile than bonds with shorter maturities. The market value of debt securities also varies according to the relative financial condition of the issuer. In general, lower-quality bonds offer higher yields due to the increased risk that the issuer will be unable to meet its obligations on interest or principal payments at the time called for by the debt instrument.

      INVESTMENT-GRADE DEBT SECURITIES. Bonds rated Aaa by Moody's Investors Service, Inc. ("Moody's") and AAA by Standard & Poor's Ratings Group ("S&P") are judged to be of the best quality (i.e., capacity to pay interest and repay principal is extremely strong). Bonds rated Aa/AA are considered to be of high quality (i.e., capacity to pay interest and repay principal is very strong and differs from the highest rated issues only to a small degree). Bonds rated A are viewed as having many favorable investment attributes, but elements may be present that suggest a susceptibility to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. Bonds rated Baa/BBB (considered by Moody's to be "medium grade" obligations) are considered to have an adequate capacity to pay interest and repay principal, but certain protective elements may be lacking (i.e., such bonds lack outstanding investment characteristics and have some speculative characteristics). Each Fund may invest in debt securities that are given an investment-grade rating by Moody's or S&P, and may also invest in unrated debt securities that are considered by IMI to be of comparable quality.

      LOW-RATED DEBT SECURITIES. Securities rated lower than Baa by Moody's or BBB by S&P, and comparable unrated securities (commonly referred to as "high yield" or "junk" bonds), including many emerging markets bonds, are considered to be predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. The lower the ratings of corporate debt securities, the more their risks render them like equity securities. Such securities carry a high degree of risk (including the possibility of default or bankruptcy of the issuers of such securities), and generally involve greater volatility of price and risk of principal and income (and may be less liquid) than securities in the higher rating categories. (See Appendix A for a more complete description of the ratings assigned by Moody's and S&P and their respective characteristics.)

      Lower rated and unrated securities are especially subject to adverse changes in general economic conditions and to changes in the financial condition of their issuers. Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. During an economic downturn or period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service their principal and interest payment obligations. Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect each Fund's net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

      Changes in interest rates may have a less direct or dominant impact on high yield bonds than on higher quality issues of similar maturities. However, the price of high yield bonds can change significantly or suddenly due to a host of factors including changes in interest rates, fundamental credit quality, market psychology, government regulations, U.S. economic growth and, at times, stock market activity. High yield bonds may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, a Fund may have to replace the security with a lower yielding security.

      The trading market for high yield securities may be thin to the extent that there is no established retail secondary market or because of a decline in the value of such securities. A thin trading market may limit the ability of each Fund to accurately value high yield securities in that Fund's portfolio, could adversely affect the price at which the Fund could sell such securities, and cause large fluctuations in the daily net asset value of the Fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of low-rated debt securities, especially in a thinly traded market. When secondary markets for high yield securities become relatively less liquid, it may be more difficult to value the securities, requiring additional research and elements of judgment. These securities may also involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

      Credit quality in the high yield securities market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high yield security. For these reasons, it is the policy of IMI not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and on-going review of credit quality. The achievement of each Fund's investment objectives by investment in such securities may be more dependent on IMI's credit analysis than is the case for higher quality bonds. Should the rating of a portfolio security be downgraded, IMI will determine whether it is in the best interest of the Fund to retain or dispose of such security. However, should any individual bond held by a Fund be downgraded below a rating of C, IMI currently intends to dispose of such bond based on then existing market conditions.

      Prices for high yield securities may be affected by legislative and regulatory developments. For example, Federal rules require savings and loan institutions to gradually reduce their holdings of this type of security. Also, Congress has from time to time considered legislation that would restrict or eliminate the corporate tax deduction for interest payments in these securities and regulate corporate restructurings. Such legislation may significantly depress the prices of outstanding securities of this type.

          U.S. GOVERNMENT SECURITIES. U.S. Government securities are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. Securities guaranteed by the U.S. Government include: (1) direct obligations of the U.S. Treasury (such as Treasury bills, notes, and bonds) and (2) Federal agency obligations guaranteed as to principal and interest by the U.S. Treasury (such as GNMA certificates, which are mortgage-backed securities). When such securities are held to maturity, the payment of principal and interest is unconditionally guaranteed by the U.S. Government, and thus they are of the highest possible credit quality. U.S. Government securities that are not held to maturity are subject to variations in market value due to fluctuations in interest rates.

      Mortgage-backed securities are securities representing part ownership of a pool of mortgage loans. For example, GNMA certificates are such securities in which the timely payment of principal and interest is guaranteed by the full faith and credit of the U.S. Government. Although the mortgage loans in the pool will have maturities of up to 30 years, the actual average life of the loans typically will be substantially less because the mortgages will be subject to principal amortization and may be prepaid prior to maturity. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the security. Conversely, rising interest rates tend to decrease the rate of prepayments, thereby lengthening the actual average life of the security (and increasing the security's price volatility). Accordingly, it is not possible to predict accurately the average life of a particular pool. Reinvestment of prepayment may occur at higher or lower rates than the original yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current rates, mortgage-backed securities can be less effective than typical bonds of similar maturities at "locking in" yields during periods of declining interest rates, and may involve significantly greater price and yield volatility than traditional debt securities. Such securities may appreciate or decline in market value during periods of declining or rising interest rates, respectively.

      Securities issued by U.S. Government instrumentalities and certain Federal agencies are neither direct obligations of nor guaranteed by the U.S. Treasury; however, they involve Federal sponsorship in one way or another. Some are backed by specific types of collateral, some are supported by the issuer's right to borrow from the Treasury, some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer, others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to, Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, Federal National Mortgage Association, Federal Home Loan Mortgage Association, and Student Loan Marketing Association.

      ZERO COUPON BONDS. Zero coupon bonds are debt obligations issued without any requirement for the periodic payment of interest. Zero coupon bonds are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds would accrue and compound over the period until maturity at a rate of interest reflecting the market rate at the time of issuance. If a Fund holds zero coupon bonds in its portfolio, it would recognize income currently for Federal income tax purposes in the amount of the unpaid, accrued interest and generally would be required to distribute dividends representing such income to shareholders currently, even though funds representing such income would not have been received by the Fund. Cash to pay dividends representing unpaid, accrued interest may be obtained from, for example, sales proceeds of portfolio securities and Fund shares and from loan proceeds. The potential sale of portfolio securities to pay cash distributions from income earned on zero coupon bonds may result in a Fund being forced to sell portfolio securities at a time when it might otherwise choose not to sell these securities and when the Fund might incur a capital loss on such sales. Because interest on zero coupon obligations is not distributed to each Fund on a current basis, but is in effect compounded, the value of the securities of this type is subject to greater fluctuations in response to changing interest rates than the value of debt obligations which distribute income regularly.

      FIRM COMMITMENT AGREEMENTS AND "WHEN-ISSUED" SECURITIES. New issues of certain debt securities are often offered on a "when-issued" basis, meaning the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment, but delivery and payment for the securities normally take place after the date of the commitment to purchase. Firm commitment agreements call for the purchase of securities at an agreed-upon price on a specified future date. Each Fund uses such investment techniques in order to secure what is considered to be an advantageous price and yield to that Fund and not for purposes of leveraging the Fund's assets. In either instance, each Fund will maintain in a segregated account with its Custodian cash or liquid securities equal (on a daily marked-to-market basis) to the amount of its commitment to purchase the underlying securities.

            ILLIQUID SECURITIES

      Each Fund may purchase securities other than in the open market. While such purchases may often offer attractive opportunities for investment not otherwise available on the open market, the securities so purchased are often "restricted securities" or "not readily marketable" (i.e., they cannot be sold to the public without registration under the Securities Act of 1933, as amended (the "1933 Act"), or the availability of an exemption from registration (such as Rule 144A) or because they are subject to other legal or contractual delays in or restrictions on resale). This investment practice, therefore, could have the effect of increasing the level of illiquidity of each Fund. It is each Fund's policy that illiquid securities (including repurchase agreements of more than seven days duration, certain restricted securities, and other securities which are not readily marketable) may not constitute, at the time of purchase, more than 15% of the value of the Fund's net assets. The Trust's Board of Trustees has approved guidelines for use by IMI in determining whether a security is illiquid.

      Generally speaking, restricted securities may be sold (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the 1933 Act. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. If adverse market conditions were to develop during the period between a Fund's decision to sell a restricted or illiquid security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. Where a registration statement is required for the resale of restricted securities, a Fund may be required to bear all or part of the registration expenses. Each Fund may be deemed to be an "underwriter" for purposes of the 1933 Act when selling restricted securities to the public and, in such event, the Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

      Since it is not possible to predict with assurance that the market for securities eligible for resale under Rule 144A will continue to be liquid, IMI will monitor such restricted securities subject to the supervision of the Board of Trustees. Among the factors IMI may consider in reaching liquidity decisions relating to Rule 144A securities are: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer).

            FOREIGN SECURITIES

      The securities of foreign issuers in which each Fund may invest include non-U.S. dollar-denominated debt securities, Euro dollar securities, sponsored and unsponsored American Depository Receipts ("ADRs"), Global Depository Receipts ("GDRs") and related depository instruments, American Depository Shares ("ADSs"), Global Depository Shares ("GDSs"), and debt securities issued, assumed or guaranteed by foreign governments or political subdivisions or instrumentalities thereof. Shareholders should consider carefully the substantial risks involved in investing in securities issued by companies and governments of foreign nations, which are in addition to the usual risks inherent in each Fund's domestic investments.

      Although IMI intends to invest each Fund's assets only in nations that are generally considered to have relatively stable and friendly governments, there is the possibility of expropriation, nationalization, repatriation or confiscatory taxation, taxation on income earned in a foreign country and other foreign taxes, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default on foreign government securities, political or social instability or diplomatic developments which could affect investments in securities of issuers in those nations. In addition, in many countries there is less publicly available information about issuers than is available for U.S. companies. Moreover, foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. In many foreign countries, there is less governmental supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in the United States. Foreign securities transactions may also be subject to higher brokerage costs than domestic securities transactions. The foreign securities markets of many of the countries in which each Fund may invest may also be smaller, less liquid and subject to greater price volatility than those in the United States. In addition, each Fund may encounter difficulties or be unable to pursue legal remedies and obtain judgment in foreign courts.

      Foreign bond markets have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of each Fund are uninvested and no return is earned thereon. The inability of each Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Further, the inability to dispose of portfolio securities due to settlement problems could result either in losses to a Fund because of subsequent declines in the value of the portfolio security or, if the Fund has entered into a contract to sell the security, in possible liability to the purchaser. It may be more difficult for each Fund's agents to keep currently informed about corporate actions such as stock dividends or other matters that may affect the prices of portfolio securities. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Moreover, individual foreign economies may differ favorably or unfavorably from the United States economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. IMI seeks to mitigate the risks to each Fund associated with the foregoing considerations through investment variation and continuous professional management.

            DEPOSITORY RECEIPTS

      ADRs, GDRs, ADSs, GDSs and related securities are depository instruments, the issuance of which is typically administered by a U.S. or foreign bank or trust company. These instruments evidence ownership of underlying securities issued by a U.S. or foreign corporation. ADRs are publicly traded on exchanges or over-the-counter ("OTC") in the United States. Unsponsored programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, information concerning the issuer may not be as current or as readily available as in the case of sponsored depository instruments, and their prices may be more volatile than if they were sponsored by the issuers of the underlying securities.

            EMERGING MARKETS

      Each Fund could have significant investments in securities traded in emerging markets. Investors should recognize that investing in such countries involves special considerations, in addition to those set forth above, that are not typically associated with investing in United States securities and that may affect each Fund's performance favorably or unfavorably.

      In recent years, many emerging market countries around the world have undergone political changes that have reduced government's role in economic and personal affairs and have stimulated investment and growth. Historically, there is a strong direct correlation between economic growth and stock market returns. While this is no guarantee of future performance, IMI believes that investment opportunities (particularly in the energy, environmental services, natural resources, basic materials, power, telecommunications and transportation industries) may result within the evolving economies of emerging market countries from which each Fund and its shareholders will benefit.

      Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. Such risks include (i) less social, political and economic stability; (ii) a small market for securities and/or a low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies that may restrict each Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until relatively recently in certain Eastern European countries, of a capital market structure or market-oriented economy; (vii) the possibility that recent favorable economic developments in Eastern Europe may be slowed or reversed by unanticipated political or social events in such countries; and (viii) the possibility that currency devaluations could adversely affect the value of each Fund's investments. Further, many emerging markets have experienced and continue to experience high rates of inflation.

      Despite the dissolution of the Soviet Union, the Communist Party may continue to exercise a significant role in certain Eastern European countries. To the extent of the Communist Party's influence, investments in such countries will involve risks of nationalization, expropriation and confiscatory taxation. The communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of such expropriation, each Fund could lose a substantial portion of any investments it has made in the affected countries. Further, few (if any) accounting standards exist in Eastern European countries. Finally, even though certain Eastern European currencies may be convertible into U.S. dollars, the conversion rates may be artificial in relation to the actual market values and may be adverse to each Fund's net asset value.

      Certain Eastern European countries that do not have well-established trading markets are characterized by an absence of developed legal structures governing private and foreign investments and private property. In addition, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment of foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals.

      Authoritarian governments in certain Eastern European countries may require that a governmental or quasi-governmental authority act as custodian of the Fund's assets invested in such country. To the extent such governmental or quasi-governmental authorities do not satisfy the requirements of the Investment Company Act of 1940, as amended (the "1940 Act"), with respect to the custody of each Fund's cash and securities, each Fund's investment in such countries may be limited or may be required to be effected through intermediaries. The risk of loss through governmental confiscation may be increased in such countries.

            FOREIGN CURRENCIES

      Investment in foreign securities usually will involve currencies of foreign countries. Moreover, each Fund may temporarily hold funds in bank deposits in foreign currencies during the completion of investment programs and may purchase forward foreign currency contracts. Because of these factors, the value of the assets of each Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and each Fund may incur costs in connection with conversions between various currencies. Although each Fund's custodian values each Fund's assets daily in terms of U.S. dollars, each Fund does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. Each Fund will do so from time to time, however, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. Each Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies.

      Because each Fund normally will be invested in both U.S. and foreign securities markets, changes in each Fund's share price may have a low correlation with movements in U.S. markets. Each Fund's share price will reflect the movements of the different stock and bond markets in which it is invested (both U.S. and foreign), and of the currencies in which the investments are denominated. Thus, the strength or weakness of the U.S. dollar against foreign currencies may account for part of each Fund's investment performance. U.S. and foreign securities markets do not always move in step with each other, and the total returns from different markets may vary significantly. In addition, significant uncertainty surrounds the proposed introduction of the euro (a common currency for the European Union) in January 1999 and its effect on the value of securities denominated in local European currencies. These and other currencies in which each Fund's assets are denominated may be devalued against the U.S. dollar, resulting in a loss to each Fund.

            FOREIGN CURRENCY EXCHANGE TRANSACTIONS

      Each Fund may enter into forward foreign currency contracts in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date (usually less than a year), and typically is individually negotiated and privately traded by currency traders and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for commissions, they do realize a profit based on the difference between the price at which they are buying and selling various currencies. Although these contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase.

      While each Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for each Fund than if it had not engaged in such transactions. Moreover, there may be an imperfect correlation between a Fund's portfolio holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. An imperfect correlation of this type may prevent each Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss.

      Each Fund may purchase currency forwards and combine such purchases with sufficient cash or short-term securities to create unleveraged substitutes for investments in foreign markets when deemed advantageous. Each Fund may also combine the foregoing with bond futures or interest rate futures contracts to create the economic equivalent of an unhedged foreign bond position.

      Each Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure.

      Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to each Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transactions costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

            OTHER INVESTMENT COMPANIES

      Each Fund may invest up to 10% of its total assets in the shares of other investment companies. As a shareholder of an investment company, each Fund would bear its ratable shares of the fund's expenses (which often include an asset-based management fee). Each Fund could also lose money by investing in other investment companies, since the value of their respective investments and the income they generate will vary daily based on prevailing market conditions.

            REPURCHASE AGREEMENTS

      Repurchase agreements are contracts under which a Fund buys a money market instrument and obtains a simultaneous commitment from the seller to repurchase the instrument at a specified time and at an agreed-upon yield. Under guidelines approved by the Board, each Fund is permitted to enter into repurchase agreements only if the repurchase agreements are at least fully collateralized with U.S. Government securities or other securities that IMI has approved for use as collateral for repurchase agreements and the collateral must be marked-to-market daily. Each Fund will enter into repurchase agreements only with banks and broker-dealers deemed to be creditworthy by IMI under the above-referenced guidelines. In the unlikely event of failure of the executing bank or broker-dealer, a Fund could experience some delay in obtaining direct ownership of the underlying collateral and might incur a loss if the value of the security should decline, as well as costs in disposing of the security.

            BANKING INDUSTRY AND SAVINGS AND LOAN OBLIGATIONS

      Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank (meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument at maturity). In addition to investing in certificates of deposit and bankers' acceptances, each Fund may invest in time deposits in banks or savings and loan associations. Time deposits are generally similar to certificates of deposit, but are uncertificated. Each Fund's investments in certificates of deposit, time deposits, and bankers' acceptance are limited to obligations of (i) banks having total assets in excess of $1 billion, (ii) U.S. banks which do not meet the $1 billion asset requirement, if the principal amount of such obligation is fully insured by the Federal Deposit Insurance Corporation (the "FDIC"), (iii) savings and loan association which have total assets in excess of $1 billion and which are members of the FDIC, and (iv) foreign banks if the obligation is, in IMI's opinion, of an investment quality comparable to other debt securities which may be purchased by a Fund. Each Fund's investments in certificates of deposit of savings associations are limited to obligations of Federal and state-chartered institutions whose total assets exceed $1 billion and whose deposits are insured by the FDIC.

            COMMERCIAL PAPER

      Commercial paper represents short-term unsecured promissory notes issued in bearer form by bank holding companies, corporations and finance companies. Each Fund may invest in commercial paper that is rated Prime-1 by Moody's Investors Service, Inc. ("Moody's") or A-1 by Standard & Poor's Corporation ("S&P") or, if not rated by Moody's or S&P, is issued by companies having an outstanding debt issue rated Aaa or Aa by Moody's or AAA or AA by S&P.

            BORROWING

      Borrowing may exaggerate the effect on each Fund's net asset value of any increase or decrease in the value of the Fund's portfolio securities. Money borrowed will be subject to interest costs (which may include commitment fees and/or the cost of maintaining minimum average balances). Although the principal of each Fund's borrowings will be fixed, each Fund's assets may change in value during the time a borrowing is outstanding, thus increasing exposure to capital risk.

            WARRANTS

      The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. However, prices of warrants do not necessarily move in a tandem with the prices of the underlying securities, and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by any Fund were not exercised by the date of its expiration, the Fund would lose the entire purchase price of the warrant.

           OPTIONS TRANSACTIONS

      IN GENERAL. A call option is a short-term contract (having a duration of less than one year) pursuant to which the purchaser, in return for the premium paid, has the right to buy the security underlying the option at the specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. A put option is a similar contract pursuant to which the purchaser, in return for the premium paid, has the right to sell the security underlying the option at the specified exercise price at any time during the term of the option. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option, to buy the underlying security at the exercise price. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the time remaining to expiration of the option, supply and demand, and interest rates.

      If the writer of a U.S. exchange-traded option wishes to terminate the obligation, the writer may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the Options Clearing Corporation. However, a writer may not effect a closing purchase transaction after it has been notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate his or her position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected at any particular time or at any acceptable price. If any call or put option is not exercised or sold, it will become worthless on its expiration date. Closing purchase transactions are not available in OTC transactions. In order to terminate an obligation in an OTC transaction, the Fund would need to negotiate directly with the counterparty to the transaction.

      Each Fund will realize a gain (or a loss) on a closing purchase transaction with respect to a call or a put previously written by that Fund if the premium, plus commission costs, paid by the Fund to purchase the call or the put is less (or greater) than the premium, less commission costs, received by the Fund on the sale of the call or the put. A gain also will be realized if a call or a put that a Fund has written lapses unexercised, because the Fund would retain the premium. Any such gains (or losses) are considered short-term capital gains (or losses) for Federal income tax purposes. Net short-term capital gains, when distributed by each Fund, are taxable as ordinary income. See "Taxation."

      Each Fund will realize a gain (or a loss) on a closing sale transaction with respect to a call or a put previously purchased by that Fund if the premium, less commission costs, received by the Fund on the sale of the call or the put is greater (or less) than the premium, plus commission costs, paid by the Fund to purchase the call or the put. If a put or a call expires unexercised, it will become worthless on the expiration date, and the Fund will realize a loss in the amount of the premium paid, plus commission costs. Any such gain or loss will be long-term or short-term gain or loss, depending upon the Fund's holding period for the option.

      Exchange-traded options generally have standardized terms and are issued by a regulated clearing organization (such as the Options Clearing Corporation), which, in effect, guarantees the completion of every exchange-traded option transaction. In contrast, the terms of OTC options are negotiated by each Fund and its counterparty (usually a securities dealer or a financial institution) with no clearing organization guarantee. When a Fund purchases an OTC option, it relies on the party from whom it has purchased the option (the "counterparty") to make delivery of the instrument underlying the option. If the counterparty fails to do so, the Fund will lose any premium paid for the option, as well as any expected benefit of the transaction. Accordingly, IMI will assess the creditworthiness of each counterparty to determine the likelihood that the terms of the OTC option will be satisfied.

      WRITING OPTIONS ON INDIVIDUAL SECURITIES. Each Fund may write (sell) covered call options on that Fund's securities in an attempt to realize a greater current return than would be realized on the securities alone. Each Fund may also write covered call options to hedge a possible stock or bond market decline (only to the extent of the premium paid to each Fund for the options). In view of the investment objectives of each Fund, each Fund generally would write call options only in circumstances where the investment adviser to that Fund does not anticipate significant appreciation of the underlying security in the near future or has otherwise determined to dispose of the security.

      A "covered" call option means generally that so long as any Fund is obligated as the writer of a call option, that Fund will (i) own the underlying securities subject to the option, or (ii) have the right to acquire the underlying securities through immediate conversion or exchange of convertible preferred stocks or convertible debt securities owned by the Fund. Although each Fund receives premium income from these activities, any appreciation realized on an underlying security will be limited by the terms of the call option. Each Fund may purchase call options on individual securities only to effect a "closing purchase transaction."

      As the writer of a call option, each Fund receives a premium for undertaking the obligation to sell the underlying security at a fixed price during the option period, if the option is exercised. So long as a Fund remains obligated as a writer of a call option, it forgoes the opportunity to profit from increases in the market price of the underlying security above the exercise price of the option, except insofar as the premium represents such a profit (and retains the risk of loss should the value of the underlying security decline).

      PURCHASING OPTIONS ON INDIVIDUAL SECURITIES. Each Fund may purchase a put option on an underlying security owned by that Fund as a defensive technique in order to protect against an anticipated decline in the value of the security. Each Fund, as the holder of the put option, may sell the underlying security at the exercise price regardless of any decline in its market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs that the Fund must pay. These costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option. The premium paid for the put option would reduce any capital gain otherwise available for distribution when the security is eventually sold. The purchase of put options will not be used by any Fund for leverage purposes.

      Each Fund may also purchase a put option on an underlying security that it owns and at the same time write a call option on the same security with the same exercise price and expiration date. Depending on whether the underlying security appreciates or depreciates in value, a Fund would sell the underlying security for the exercise price either upon exercise of the call option written by it or by exercising the put option held by it. A Fund would enter into such transactions in order to profit from the difference between the premium received by the Fund for the writing of the call option and the premium paid by the Fund for the purchase of the put option, thereby increasing the Fund's current return. Each Fund may write (sell) put options on individual securities only to effect a "closing sale transaction."

      PURCHASING AND WRITING OPTIONS ON SECURITIES INDICES. Each Fund may purchase and sell (write) put and call options on securities indices. An index assigns relative values to the securities included in the index and the index fluctuates with changes in the market values of the securities so included. Call options on indices are similar to call options on individual securities, except that, rather than giving the purchaser the right to take delivery of an individual security at a specified price, they give the purchaser the right to receive cash. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars, times a specified multiple (the "multiplier"). The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

      The multiplier for an index option performs a function similar to the unit of trading for a stock option. It determines the total dollar value per contract of each point in the difference between the exercise price of an option and the current level of the underlying index. A multiplier of 100 means that a one-point difference will yield $100. Options on different indices have different multipliers.

      When a Fund writes a call or put option on a stock index, the option is "covered", in the case of a call, or "secured", in the case of a put, if the Fund maintains in a segregated account with the Custodian cash or liquid securities equal to the contract value. A call option is also covered if a Fund holds a call on the same index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii) greater than the exercise price of the call written, provided that the Fund maintains in a segregated account with the Custodian the difference in cash or liquid securities. A put option is also "secured" if a Fund holds a put on the same index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written or (ii) less than the exercise price of the put written, provided that the Fund maintains in a segregated account with the Custodian the difference in cash or liquid securities.

      RISKS OF OPTIONS TRANSACTIONS. The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of a U.S. option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities (or cash in the case of an index option) at the exercise price. If a put or call option purchased by any Fund is not sold when it has remaining value, and if the market price of the underlying security (or index), in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, that Fund will lose its entire investment in the option. Also, where a put or call option on a particular security (or index) is purchased to hedge against price movements in a related security (or securities), the price of the put or call option may move more or less than the price of the related security (or securities). In this regard, there are differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective.

      There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position. Finally, trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers, or the options exchange could suspend trading after the price has risen or fallen more than the maximum amount specified by the exchange. Closing transactions can be made for OTC options only by negotiating directly with the counterparty or by a transaction in the secondary market, if any such market exists. Transfer of an OTC option is usually prohibited absent the consent of the original counterparty. There is no assurance that any Fund will be able to close out an OTC option position at a favorable price prior to its expiration. An OTC counterparty may fail to delivery or to pay, as the case may be. In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option position at any time prior to its expiration. Although each Fund may be able to offset to some extent any adverse effects of being unable to liquidate an option position, each Fund may experience losses in some cases as a result of such inability.

      When conducted outside the U.S., options transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by:
(i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S., and (v) lower trading volume and liquidity.

      Each Fund's options activities also may have an impact upon the level of its portfolio turnover and brokerage commissions. See "Portfolio Turnover."

      Each Fund's success in using options techniques depends, among other things, on IMI's ability to predict accurately the direction and volatility of price movements in the options and securities markets, and to select the proper type, timing of use and duration of options.

            FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

      IN GENERAL. Each Fund may enter into futures contracts and options on futures contracts for hedging purposes. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a commodity at a specified price and time. When a purchase or sale of a futures contract is made by any Fund, that Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or liquid securities ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day each Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between a Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Fund will mark-to-market its open futures position.

      Each Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

      Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery of offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, a Fund generally realizes a capital gain, or if it is more, the Fund generally realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a Fund generally realizes a capital gain, or if it is less, the Fund generally realizes a capital loss. The transaction costs must also be included in these calculations.

      When purchasing a futures contract, each Fund will maintain with its Custodian (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited with a futures commission merchant ("FCM") as margin, are equal to the market value of the futures contract. Alternatively, a Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by the Fund, or, if lower, may cover the difference with cash or short-term securities.

      When selling a futures contract, each Fund will maintain with its Custodian in a segregated account (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited with an FCM as margin, are equal to the market value of the instruments underlying the contract. Alternatively, a Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's custodian).

      When selling a call option on a futures contract, each Fund will maintain with its Custodian in a segregated account (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited with an FCM as margin, equal the total market value of the futures contract underlying the call option. Alternatively, a Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund, or covering the difference if the price is higher.

      When selling a put option on a futures contract, each Fund will maintain with its Custodian (and mark-to-market on a daily basis) cash or liquid securities that equal the purchase price of the futures contract less any margin on deposit. Alternatively, a Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund, or, if lower, the Fund may hold securities to cover the difference.

      FOREIGN CURRENCY FUTURES CONTRACTS AND RELATED OPTIONS. Each Fund may engage in foreign currency futures contracts and related options transactions for hedging purposes. A foreign currency futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a foreign currency at a specified price and time.

      An option on a foreign currency futures contract gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon the exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

      Each Fund may purchase call and put options on foreign currencies as a hedge against changes in the value of the U.S. dollar (or another currency) in relation to a foreign currency in which portfolio securities of that Fund may be denominated. A call option on a foreign currency gives the buyer the right to buy, and a put option the right to sell, a certain amount of foreign currency at a specified price during a fixed period of time. Each Fund may invest in options on foreign currency which are either listed on a domestic securities exchange or traded on a recognized foreign exchange.

      In those situations where foreign currency options may not be readily purchased (or where such options may be deemed illiquid) in the currency in which the hedge is desired, the hedge may be obtained by purchasing an option on a "surrogate" currency, i.e., a currency where there is tangible evidence of a direct correlation in the trading value of the two currencies. A surrogate currency's exchange rate movements parallel that of the primary currency. Surrogate currencies are used to hedge an illiquid currency risk, when no liquid hedge instruments exist in world currency markets for the primary currency.

      Each Fund will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity or quoted on an automated quotation system. Each Fund will not enter into a futures contract or purchase an option thereon if, immediately thereafter, the aggregate initial margin deposits for futures contracts held by that Fund plus premiums paid by it for open futures option positions, less the amount by which any such positions are "in-the-money," would exceed 5% of the liquidation value of the Fund's portfolio (or the Fund's net asset value), after taking into account unrealized profits and unrealized losses on any such contracts the Fund has entered into. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option. For additional information about margin deposits required with respect to futures contracts and options thereon, see "Futures Contracts and Options on Futures Contracts."

      RISKS ASSOCIATED WITH FUTURES AND RELATED OPTIONS. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in any Fund's portfolio securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

      Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

      There can be no assurance that a liquid market will exist at a time when any Fund seeks to close out a futures or a futures option position, and that Fund would remain obligated to meet margin requirements until the position is closed. In addition, there can be no assurance that an active secondary market will continue to exist.

      Currency futures contracts and options thereon may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such position also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Fund's ability to act upon economic events occurring in foreign markets during non business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

            SECURITIES INDEX FUTURES CONTRACTS

      Each Fund may enter into securities index futures contracts as an efficient means of regulating the Fund's exposure to the equity markets. Each Fund will not engage in transactions in futures contracts for speculation, but only as a hedge against changes resulting from market conditions in the values of securities held in that Fund's portfolio or which it intends to purchase. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. The value of a unit is the current value of the stock index. For example, the S&P 500 Index is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange (the "Exchange"). The S&P 500 Index assigns relative weightings to the 500 common stocks included in the Index, and the Index fluctuates with changes in the market values of the shares of those common stocks. In the case of the S&P 500 Index, contracts are to buy or sell 500 units. Thus, if the value of the S&P 500 Index were $150, one contract would be worth $75,000 (500 units x $150). The index futures contract specifies that no delivery of the actual securities making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if a Fund enters into a futures contract to buy 500 units of the S&P 500 Index at a specified future date at a contract price of $150 and the S&P 500 Index is at $154 on that future date, the Fund will gain $2,000 (500 units x gain of $4). If a Fund enters into a futures contract to sell 500 units of the stock index at a specified future date at a contract price of $150 and the S&P 500 Index is at $154 on that future date, the Fund will lose $2,000 (500 units x loss of $4).

      RISKS OF SECURITIES INDEX FUTURES. Each Fund's success in using hedging techniques depends, among other things, on IMI's ability to predict correctly the direction and volatility of price movements in the futures and options markets as well as in the securities markets and to select the proper type, time and duration of hedges. The skills necessary for successful use of hedges are different from those used in the selection of individual stocks.

      Each Fund's ability to hedge effectively all or a portion of its securities through transactions in index futures (and therefore the extent of its gain or loss on such transactions) depends on the degree to which price movements in the underlying index correlate with price movements in the Fund's securities. Inasmuch as such securities will not duplicate the components of an index, the correlation probably will not be perfect. Consequently, each Fund will bear the risk that the prices of the securities being hedged will not move in the same amount as the hedging instrument. This risk will increase as the composition of each Fund's portfolio diverges from the composition of the hedging instrument.

      Although each Fund intends to establish positions in these instruments only when there appears to be an active market, there is no assurance that a liquid market will exist at a time when a Fund seeks to close a particular option or futures position. Trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers. In addition, the futures exchanges may suspend trading after the price has risen or fallen more than the maximum amount specified by the exchange. In some cases, a Fund may experience losses as a result of its inability to close out a position, and it may have to liquidate other investments to meet its cash needs.

      Although some index futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, a Fund generally realizes a capital gain, or if it is more, a Fund generally realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a Fund generally realizes a capital gain, or if it is less, the Fund generally realizes a capital loss. The transaction costs must also be included in these calculations.

      Each Fund will only enter into index futures contracts or futures options that are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system. Each Fund will use futures contracts and related options only for "bona fide hedging" purposes, as such term is defined in applicable regulations of the CFTC.

      When purchasing an index futures contract, each Fund will maintain with its Custodian (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited with a futures commission merchant ("FCM") as margin, are equal to the market value of the futures contract. Alternatively, a Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by the Fund.

      When selling an index futures contract, each Fund will maintain with its Custodian (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited with an FCM as margin, are equal to the market value of the instruments underlying the contract. Alternatively, a Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in cash or liquid assets in a segregated account with the Fund's custodian).

      COMBINED TRANSACTIONS. Each Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions and multiple currency transactions (including forward currency contracts) and some combination of futures, options, and currency transactions ("component" transactions), instead of a single transaction, as part of a single or combined strategy when, in the opinion of IMI, it is in the best interests of that Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on IMI's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the management objective.

                                    PORTFOLIO TURNOVER

      Each Fund purchases securities that are believed by IMI to have above average potential for capital appreciation. Common stocks are disposed of in situations where it is believed that potential for such appreciation has lessened or that other common stocks have a greater potential. Therefore, each Fund may purchase and sell securities without regard to the length of time the security is to be, or has been, held. A change in securities held by a Fund is known as "portfolio turnover" and may involve the payment by the Fund of dealer markup or underwriting commission and other transaction costs on the sale of securities, as well as on the reinvestment of the proceeds in other securities. Each Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the most recently completed fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during that year. For purposes of determining each Fund's portfolio turnover rate, all securities whose maturities at the time of acquisition were one year or less are excluded.

                                  TRUSTEES AND OFFICERS

         Each Fund's Board of Trustees (the "Board") is responsible for the overall management of the Fund, including general supervision and review of the Fund's investment activities. The Board, in turn, elects the officers who are responsible for administering each Fund's day-to-day operations.

         The Trustees and Executive Officers of the Trust, their business addresses and principal occupations during the past five years are:

                          POSITION WITH   BUSINESS AFFILIATIONS
NAME, ADDRESS, AGE          THE TRUST     AND PRINCIPAL OCCUPATIONS

John S. Anderegg, Jr.       Trustee       Chairman, Dynamics Research
60 Concord Street                         Corp. (instruments and controls);
Wilmington, MA  01887                     Director, Burr-Brown Corp.
Age: 75                                   (operational amplifiers);
                                          Director, Metritage Incorporated
                                          (level measuring instruments);
                                          Trustee of Mackenzie Series Trust
                                          (1992-1998).

James W. Broadfoot         President      President,
700 South Federal Hwy.     and            Ivy Management Inc. (1996-
Suite 300                  Trustee        present); Senior Vice
Boca Raton, FL  33432                     President, Ivy Management,
Age: 56                                   Inc. (1992-1996); Director and Senior
[*Deemed to be an                         Vice President, Mackenzie Investment
"interested person"                       Management Inc. (1995-present); Senior
of the Trust, as                          Vice President, Mackenzie Investment
defined under the                         Management Inc. (1990-1995).
1940 Act.]

Paul H. Broyhill            Trustee       Chairman, BMC Fund, Inc.
800 Hickory Blvd.                         (1983-present); Chairman,
Golfview Park-Box 500                     Broyhill Family Foundation,
Lenoir, NC 28645                          Inc. (1983-Present);
Age:  75                                  Chairman and President, Broyhill
                                          Investments, Inc. (1983-present);
                                          Chairman, Broyhill Timber
                                          Resources (1983-present);
                                          Management of a personal portfolio
                                          of fixed-income and equity
                                          investments (1983-present);
                                          Trustee of Mackenzie Series Trust
                                          (1988-1998); Director of The
                                          Mackenzie Funds Inc. (1988-1995).

Stanley Channick            Trustee       President and Chief
11 Bala Avenue                            Executive Officer, The
Bala Cynwyd, PA 19004                     Whitestone Corporation
Age:  75                                  (insurance agency); Chairman,
                                          Scott Management Company
                                          (administrative services for
                                          insurance companies); President,
                                          The Channick Group (consultants
                                          to insurance companies and
                                          national trade associations);
                                          Trustee of Mackenzie Series
                                          Trust (1994-1998); Director of
                                          The Mackenzie Funds Inc.
                                          (1994-1995).

Frank W. DeFriece, Jr.      Trustee       Director, Manager and Vice
The Landmark Centre                       President, Director and
113 Landmark Lane,                        Fund Manager, Massengill-
Suite B                                   DeFriece Foundation
Bristol, TN  37620-2285                   (charitable organization)
Age: 78                                   (1950-present); Trustee and Vice
                                          Chairman, East Tennessee Public
                                          Communications Corp. (WSJK-TV)
                                          (1984-present); Trustee of
                                          Mackenzie Series Trust
                                          (1985-1998); Director of The
                                          Mackenzie Funds Inc. (1987-1995).

Roy J. Glauber              Trustee       Mallinckrodt Professor of
Lyman Laboratory                          Physics, Harvard
of Physics                                University (1974-present);
Harvard University                        Trustee of Mackenzie Series
Cambridge, MA 02138                       Trust (1994-1997).
Age: 73

Joseph G. Rosenthal         Trustee       Chartered Accountant
110 Jardin Drive                          (1958-present); Trustee of
Unit #12                                  Mackenzie Series Trust
Concord, Ontario Canada                   (1985-1998); Director of
L4K 2T7                                   The Mackenzie Funds Inc.
Age: 64                                   (1987-1995).

Richard N. Silverman       Trustee        Director, Newton-Wellesley
18 Bonnybrook Road                        Hospital; Director, Beth
Waban, MA  02168                          Israel Hospital; Director,
Age: 75                                   Boston Ballet; Director, Boston
                                          Children's Museum; Director,
                                          Brimmer and May School.

J. Brendan Swan            Trustee        President, Airspray
4701 North Federal Hwy.                   International, Inc.;
Suite 465                                 Joint Managing Director,
Pompano Beach, FL  33064                  Airspray International
Age: 69                                   B.V. (an environmentally sensitive
                                          packaging company); Director of
                                          Polyglass LTD.; Director, The
                                          Mackenzie Funds Inc. (1992-1995);
                                          Trustee of Mackenzie Series Trust
                                          (1992-1998).

Keith J. Carlson           Trustee        Senior Vice President of Mackenzie
700 South Federal Hwy.     And            Investment Management, Inc. (1996-
Suite 300                  Chairman       -present); Senior Vice President
Boca Raton, FL  33432                     and Director of Mackenzie
Age: 42                                   Investment Management, Inc. (1994-
[*Deemed to be an                         1996); Senior Vice President and
"interested person"                       Treasurer of Mackenzie Investment
of the Trust, as defined                  Management, Inc. (1989-1994);
under the                                 Senior Vice President and Director
1940 Act.]                                of Ivy Management Inc. (1994-present);
                                          Senior Vice President, Treasurer and
                                          Director of Ivy Management Inc.
                                          (1992-1994); Vice President of The
                                          Mackenzie Funds Inc. (1987-1995);
                                          Senior Vice President and Director,
                                          Ivy Mackenzie Services Corp.
                                          (1996-present); President and Director
                                          of Ivy Mackenzie Services Corp.
                                          (1993-1996); Trustee and President of
                                          Mackenzie Series Trust (1996-1998);
                                          Vice President of Mackenzie Series
                                          Trust (1994-1998); Treasurer of
                                          Mackenzie Series Trust (1985-1994);
                                          President, Chief Executive Officer
                                          and Director of Ivy Mackenzie
                                          Distributors, Inc. (1994-present);
                                          Executive Vice President and Director
                                          of Ivy Mackenzie Distributors, Inc.
                                          (1993-1994); Trustee of Mackenzie
                                          Series Trust (1996-1998).

Edward M. Tighe            Trustee        Chief Executive Officer,
5900 N. Andrews Avenue                    CITCO Technology Management, Inc.
Suite 700                                 ("CITCO") (computer software develop-
Ft. Lauderdale, FL 33309                  ment and consulting) (1999-present);
                                          President and Director, Global
                                          Technology Management, Inc. (CITCO's
                                          predecessor) (1992-1998); Managing
                                          Director, Global Mutual Fund Services,
                                          Ltd. (financial services firm);
                                          President, Director and Chief
                                          Executive Officer, Global Mutual Fund
                                          Services, Inc. (1994-present).

C. William Ferris          Secretary/     Senior Vice President,
700 South Federal Hwy.     Treasurer      Chief Financial Officer
Suite 300                                 and Secretary/Treasurer
Boca Raton, FL  33432                     of Mackenzie Investment
Age: 54                                   Management Inc. (1995-present); Senior
                                          Vice President, Finance and
                                          Administration/Compliance Officer of
                                          Mackenzie Investment Management Inc.
                                          (1989-1994); Senior Vice President,
                                          Secretary/ Treasurer and Clerk of Ivy
                                          Management Inc. (1994-present); Vice
                                          President, Finance/Administration and
                                          Compliance Officer of Ivy Management
                                          Inc. (1992-1994); Senior Vice
                                          President, Secretary/Treasurer and
                                          Director of Ivy Mackenzie
                                          Distributors, Inc. (1994-present);
                                          Secretary/Treasurer and Director of
                                          Ivy Mackenzie Distributors, Inc.
                                          (1993-1994); President and Director of
                                          Ivy Mackenzie Services Corp.
                                          (1996-present); Secretary/Treasurer
                                          and Director of Ivy Mackenzie
                                          Services Corp. (1993-1996);
                                          Secretary/Treasurer of The Mackenzie
                                          Funds Inc. (1993-1995); Secretary/
                                          Treasurer of Mackenzie Series Trust
                                          (1994-1998).

                               COMPENSATION TABLE

                                    IVY FUND
                      (FISCAL YEAR ENDED DECEMBER 31, 1998)

                                    PENSION OR
                     AGGREGATE      RETIREMENT         ESTIMATED           TOTAL COMPENSATION
                     COMPENSATION   BENEFITS ACCRUED   ANNUAL ESTIMATED    FROM TRUST AND FUND
NAME,                FROM           AS PART OF FUND    ANNUAL BENEFITS     COMPLEX PAID TO TRUSTEES
POSITION             TRUST          EXPENSES           UPON RETIREMENT


John S.              $18,000              N/A           N/A                     $18,000
 Anderegg, Jr.
(Trustee)

Paul H.              $18,000              N/A           N/A                     $18,000
 Broyhill
(Trustee)

Keith J.             $0                   N/A           N/A                     $0
 Carlson
(Trustee and
 President)

Stanley              $18,000              N/A           N/A                     $18,000
  Channick
(Trustee)

Frank W.             $18,000              N/A           N/A                     $18,000
 DeFriece, Jr.
(Trustee)

Roy J.               $18,000              N/A           N/A                     $18,000
 Glauber
(Trustee)

Joseph G.            $18,000              N/A           N/A                     $18,000
Rosenthal
(Trustee)

Richard N.           $18,000              N/A           N/A                     $18,000
 Silverman
(Trustee)

J. Brendan           $17,000              N/A           N/A                     $17,000
 Swan
 (Trustee)

C. William           $0                   N/A           N/A                     $0
 Ferris
(Secretary/
Treasurer)

         To the knowledge of the Trust, as of March 31, 1999, no shareholder owned beneficially or of record 5% or more of any Fund's outstanding shares of any class, with the following exceptions:

CLASS A

Of the outstanding Class A shares of :

         Ivy Asia Pacific Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 40,174.921 shares (16.51%), and Michael G. Landry, 211 S. Gordon Rd., Ft.
Lauderdale, FL 33301, owned of record 12,443.882 shares (5.11%);

         Ivy Bond Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 1,397,567.620 shares (13.02%);

         Ivy China Region Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 218,003.027 shares (13.26%), and Resources Trust Company, PO Box 3865, Englewood, CO 80155-3865, owned of record 186,351.290 shares (11.33%);

         Ivy Developing Nations Fund, Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 87,092.843 shares (11.31%), Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 54,336.017 shares (7.06%), and Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 41,198.769 shares (5.35%);

         Ivy Global Natural Resources Fund, Carn & Co., Riggs Bank (TTEE) FBO Care-Free Consolidated 401K Plan, PO Box 96211, Washington, DC 20090-6211, owned of record 62,273.356 shares (29.71%), Carn & Co., Riggs Bank (TTEE) FBO Yazaki Employee Savings & Retirement Plan, PO Box 96211, Washington, DC 20090-6211, owned of record 22,533.136 shares (10.75%), and Mackenzie Investment Management Inc., via Mizner Financial Plaza, 700 South Federal Highway, Suite 300, Boca Raton, FL 33432, owned of record 11,957.023 shares (5.70%);

         Ivy Global Science & Technology Fund, Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 99,948.978 shares (16.84%), Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 65,325.391 shares (11.01%), and Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 31,922.542 shares (5.38%);

         Ivy International Fund II, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 818,804.984 shares (34.10%);

         Ivy International Fund, Charles Schwab & Co. Inc., 101 Montgomery Street, San Francisco, CA 94104, owned of record 12,827,455.253 shares (35.28%), and Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 6,083,813.996 shares (16.73%);

         Ivy International Small Companies Fund, Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 19,762.181 shares (20.88%), and Mackenzie Investment Management Inc., via Mizner Financial Plaza, 700 South Federal Highway, Suite 300, Boca Raton, FL 33432, owned of record 10,287.244 shares (10.87%).

         Ivy Money Market Fund, Carn & Co., Riggs Bank (TTEE) FBO Plexus Corp 401K Plan, PO Box 96211, Washington, DC 20090-6211, owned of record 2,710,056.720 shares (13.19%), and Bear Stearns Securities Corp., 1 Metrotech Center North, Brooklyn, NY 11201-3859, owned of record 1,432,318.960 shares (6.97%).

         Ivy Pan-Europe Fund, Mackenzie Investment Management Inc., via Mizner Financial Plaza, 700 South Federal Highway, Suite 300, Boca Raton, FL 33432, owned of record 37,553.145 shares (23.84%), and Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 27,122.193 shares (17.22%);

         Ivy South America Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 45,710.848 shares (17.87%), and Charles Schwab & Co. Inc., 101 Montgomery Street, San Francisco, CA 94104, owned of record 19,471.113 shares (7.61%), and William A. Maczko & Mildred E. Helm Maczko, 2100 S. Ocean Ln., #1412, Ft. Lauderdale, FL 33316, owned of record 14,174.070 shares (5.54%);

         Ivy US Blue Chip Fund, Helen L. Medvin, 4712 Michael Ave., North Olmsted, OH 44070, owned of record 10,253.846 shares (7.12%), Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 8,986.371 shares (6.24%), and Janney Montgomery Scott Inc., Estate of David Craig, 1801 Market Street, Philadelphia, PA 19103-1675, owned of record 8,880.995 shares (6.17%).

         Ivy US Emerging  Growth  Fund,  Donaldson  Lufkin  Jenrette  Securities
Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 86,774.211 shares (5.08%);

CLASS B

Of the outstanding Class B shares of:

         Ivy Asia Pacific Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 141,298.083 shares (35.22%);

         Ivy Bond Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 12,199,384.716 shares (48.92%);

         Ivy China Region Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 107,725.641 shares (11.73%);

         Ivy Developing Nations Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 278,316.028 shares (28.37%);

         Ivy Global Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 68,719.447 shares (11.93%);

         Ivy Global Natural Resources Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 83,599.984 shares (38.05%);

         Ivy Global Science & Technology Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 40,990.672 shares (8.13%);

         Ivy Growth Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 24,939.375 shares (8.96%);

         Ivy Growth with Income Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 263,081.752 shares (15.31%);

         Ivy International Fund II, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 4,986,169.823 shares (60.62%);

         Ivy International Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 5,678,407.729 shares (45.59%).

         Ivy International Small Companies Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 24,340.066 shares (23.40%), PaineWebber, FBO B Carmage Walls Trust #10, FBO Lissa Walls Trust and Cooper Walls TTEE, PO Box 42828, Houston, TX 77242, owned of record 5,880.313 shares (5.65%), and PaineWebber, FBO B Carmage Walls Trust #10, FBO Cooper Walls Trust and Cooper Walls TTEE, PO Box 42828, Houston, TX 77242, owned of record 5,760.640 shares (5.53%);

         Ivy Pan-Europe Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 66,847.392 shares (22.86%);

         Ivy South America Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 46,359.136 shares (29.47%);

         Ivy US Blue Chip Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 74,760.802 shares (18.62%), and Parker Hunter Incorporated, FBO Robert Crisci and Kathy Crisci, PO Box 7629, 3525 Ellwood Road, New Castle, PA 16107-7629, owned of record 24,779.090 shares (6.17%).

         Ivy US Emerging Growth Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 335,426.771 shares (21.10%);

CLASS C

Of the outstanding Class C shares of:

         Ivy Asia Pacific Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 19,237.215 shares (5.33%);

         Ivy Bond Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 725,233.869 shares (74.69%);

         Ivy China Region Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 30,474.251 shares (27.72%), and IBT, (custodian) FBO Roy O. Derminer, 2236 Abbottwoods Ln., Orange City, FL 32763, owned of record 8,275.708 shares (7.52%);

         Ivy Developing Nations Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 48,103,553 shares (11.99%);

         Ivy Global Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 6,585.276 shares (19.35%), Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 3,909.907 shares (11.48%), Robert W. Baird & Co. Inc., 777 East Wisconsin Avenue, Milwaukee, WI 53202-5391, owned of record 3,436.408 shares (10.09%), IBT, (custodian) FBO Mattie A. Allen, 755 Selma Pl., San Diego, CA 92114-1711, owned of record 3,095.552 shares (9.09%), Smith Barney Inc., 388 Greenwich Street, New York, NY 10013, owned of record
2,436.584 shares (7.15%), and PaineWebber, (custodian) FBO Robert D. Cuthbertson, PO Box 3321, Weehawken, NJ 07087-8154, owned of record 1,705.476 shares (5.01%);

         Ivy Global Natural Resources Fund, Raymond James & Assoc. Inc., (custodian) Raymond W. Simmons, 6296 104th Avenue, Pinellas Park, FL 33782, owned of record 981.281 shares (19.43%), Raymond James & Assoc. Inc., (custodian) Diversified Dental P/S, FBO Al Pollock, 10641 1st Street E., Suite 204, Treasure Island, FL 33706, owned of record 910.166 shares (18.02%), Robert
W. Baird & Co. Inc., 777 E. Wisconsin Avenue, Milwaukee, WI 53202-5391, owned of record 613.622 shares (12.15%), Robert W. Baird & Co. Inc., 777 E. Wisconsin Avenue, Milwaukee, WI 53202-5391, owned of record 550.722 shares (10.90%), Nancy
J. Cleare, 9381 US Hwy. 19 N, Pinellas Park, FL 33782, owned of record 541.597 shares (10.72%), Resources Trust Co., (custodian) FBO Jon K. Loessin, PO Box 5900, Denver, CO 80217, owned of record 535.023 shares (10.59%), Ester C. Wickes, 19 Fawn Hill Rd., Tuxedo, NY 10987, owned of record 350.772 shares (6.94%), and IBT, (custodian) FBO Salvatore Disalvo, 311 Bridle Path Lane, Annapolis, MD 21403-1638, owned of record 299.993 shares (5.94%);

         Ivy Global Science & Technology Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 38,011.661 shares (11.30%);

         Ivy Growth Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 7,477.571 shares (47.23%), IBT, (custodian) FBO Joseph L. Wright, 32211 Pierce Street, Garden
City, MI 48135, owned of record 3,938.282 shares (24.87%), PaineWebber, FBO Cynthia N. Young, PO Box 3321, Weehawken, NJ 07087-8154, owned of record 853.551 shares (5.39%), and Martin S. Sawyer & Ruth C. Sawyer, 5910 Wilson Blvd., #413, Arlington, VA 22205, owned of record 844.906 shares (5.33%);

         Ivy Growth with Income Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 11,534.267 shares (29.37%), Anthony L. Bassano & Marie E. Bassano, 8934 Bari Court, Port Richie, FL 34668, owned of record 3,203.100 shares (8.15%), IBT, (custodian) FBO Vytautas Snieckus, 1250 E 276th Street, Euclid, OH 44132, owned of record 2,645.907 shares (6.73%), PaineWebber, (custodian) FBO Patricia Cramer Russell, PO Box 3321, Weehawken, NJ 07087-8154, owned of record 2,191.410 shares (5.58%), IBT, (custodian) FBO Kevin D. Thistle, 1017 Glencrest Court, Saulkville, WI 53080, owned of record 2,130.626 shares (5.42%), and IBT, (custodian) FBO Carol
E. Greivell, 985 N Broadway, #67, Depere, WI 54115, owned of record 2,106.814 shares (5.36%);

         Ivy International Fund II, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 2,908,557.453 shares (74.01%);

         Ivy International Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 2,189,094.234 shares (64.38%);

         Ivy International Small Companies Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 87,014.649 shares (90.31%);

         Ivy Money Market Fund, PaineWebber, FBO Bruce Blank, PO Box 3321, Weehawken, NJ 07087-8154, owned of record 103,905.380 shares (17.65%), IBT (custodian) FBO, Marcelette V. Manning, 1371 Mt. View Lane, Chula Vista, CA 91911, owned of record 65,194.630 shares (11.07%), IBT (custodian) FBO Diana Rooney, 2441 S. 9th St., El Centro, CA 92243, owned of record 62,822.810 shares (10.67%), Robert J. Laws & Katherine A. Laws, PO Box 723, Ramona, CA 92065, owned of record 42,920.450 shares (7.29%), IBT (custodian) FBO Betty J. Carson, 1987 Higgins Lane, El Centro, CA 92243, owned of record 39,398.780 shares (6.69%), Paul M. Benard, 40 Arrowhead Farm Road, Boxford, MA 01921, owned of record 33,488.010 shares (5.68%), Diane C. Benard, 40 Arrowhead Farm Road, Boxford, MA 01921, owned of record 33,488.010 shares (5.68%), and PaineWebber, FBO Kathleen L. Diller, PO Box 3321, Weehawken, NJ 07087-8154, owned of record 30,238.920 shares (5.13%).

         Ivy Pan-Europe Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 26,948.668 shares (44.12%), Resources Trust Company, FBO Terry K. Ramnanan, PO Box 5900, Denver, CO 80217, owned of record 14,652.015 shares (23.99%), and Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 4,663.657 shares (7.63%);

         Ivy South America Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 10,956.813 shares (58.18%), Interstate/Johnson Lane, Interstate Tower, PO Box 1220, Charlotte, NC 28201-1220, owned of record 2,617.801 shares (13.90%), Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 2,318.301 shares (12.31%), Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 1,133.787 shares (6.02%), and Smith Barney Inc., 388 Greenwich Street, New York, NY 10013, owned of record 966.121 shares (5.13%);

         Ivy US Blue Chip Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 8,485.693 shares (10.18%), Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 6,066.012 shares (7.27%), IBT,
(custodian) FBO Roy O. Derminer, 2236 Abbottwoods LN, Orange City, FL 32763, owned of record 4,517.953 shares (5.42%), and Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 4,412.541 shares (5.29%);

         Ivy US Emerging Growth Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 96,481.220 shares (30.56%);

CLASS I

Of the outstanding Class I shares of:

         Ivy International Fund, The John E. Fetzer Institute Inc., 9292 W KL Ave., Kalamazoo, MI 49009, owned of record 727,066.771 shares (19.12%), State Street Bank, (TTEE) FBO Allison Engines, 200 Newport Ave., 7th Floor, North Quincy, MA 02171, owned of record 292,309.556 shares (7.68%), Lynspen and Company, PO Box 830804, Birmingham, AL 35283, owned of record 276,747.272 shares (7.27%), and U A Local 447 Pension Trust Fund, 5841 Newman Ct., Sacramento, CA 95819, owned of record 240,427.057 shares (6.32%).

ADVISOR CLASS

Of the outstanding Advisor Class shares of:

         Ivy Bond Fund, NFSC FEBO, C. William Ferris, Michael Landry/Keith Carlson, 700 South Federal Highway, Boca Raton, FL 33432-6114, owned of record 13,944.569 shares (77.94%), and Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 3,252.157 shares (18.17%);

         Ivy China Region Fund, Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 1,354.000 shares (84.59%), and Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 192.447 shares (12.02%).

         Ivy Developing Nations Fund, NFSC FEBO, C. William Ferris, Michael Landry/Keith Carlson, 700 South Federal Highway, Boca Raton, FL 33432-6114, owned of record 14,362.134 shares (100%);

         Ivy Global Fund, NFSC FEBO, C. William Ferris, Michael Landry/Keith Carlson, 700 South Federal Highway, Boca Raton, FL 33432-6114, owned of record 30,007.844 shares (100%);

         Ivy Global Science & Technology Fund, IBT, (custodian) FBO Deborah P. Mason, 3406 Cypress Landing Dr., Valrico, FL 33594, owned of record 629.966 shares (36.59%), Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 534.539 shares (31.04%),
Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 418.586 shares (24.31%), and Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 138.549 shares (8.04%);

         Ivy Growth Fund, NFSC FEBO, C. William Ferris, Michael Landry/Keith Carlson, 700 South Federal Highway, Boca Raton, FL 33432-6114, owned of record 16,572.658 shares (99.90%);

         Ivy Growth with Income Fund, NFSC FEBO, C. William Ferris, Michael Landry/Keith Carlson, 700 South Federal Highway, Boca Raton, FL 33432-6114, owned of record 25,118.240 shares (100%);

         Ivy International Fund II, Charles Scwab & Co. Inc., 101 Montgomery Street, San Francisco, CA 94104, owned of record 7,913.113 shares (11.19%), Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 6,471.430 shares (9.15%), and Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 4,602.660 shares (6.50%);

         Ivy Pan-Europe Fund, NFSC FEBO, C. William Ferris, Michael Landry/Keith Carlson, 700 South Federal Highway, Boca Raton, FL 33432-6114, owned of record 3,424.319 shares (47.51%), Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 1,191.422 shares (16.53%), Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 947.119 shares (13.14%), Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 653.595 shares (9.06%), and Charles Schwab & Co. Inc., 101 Montgomery Street, San Francisco, CA 94104,owned of record 406.639 shares (5.64%);

         Ivy US Blue Chip Fund, Mackenzie Investment Management Inc., Via Mizner Financial Plaza, 700 South Federal Highway, Suite 300, Boca Raton, FL 33432, owned of record 50,001.000 shares (80.05%), NFSC FEBO, C. William Ferris, Michael Landry/Keith Carlson, 700 South Federal Highway, Boca Raton, FL 33432-6114, owned of record 7,419.362 shares (11.87%), and Charles Scwab & Co. Inc., 101 Montgomery Street, San Francisco, CA 94104, owned of record 3,678.690 shares (5.88%);

         Ivy US Emerging Growth Fund, NFSC FEBO, C. William Ferris, Michael Landry/Keith Carlson, 700 South Federal Highway, Boca Raton, FL 33432-6114, owned of record 20,670.236 shares (84.78%), and Charles Schwab & Co. Inc., 101 Montgomery Street, San Francisco, CA 94104, owned of record 1,927.965 shares (7.90%).

         As of April 16, 1999, the Officers and Trustees of the Trust as a group owned beneficially or of record less than 1% of the outstanding Class A, Class B, Class C, Class I and Advisor Class shares of each of the nineteen Ivy funds that are series of the Trust, except that the Officers and Trustees of the Trust as a group owned 3.93%, 1.94%, 1.19%, and 2.09%, respectively, of Ivy Asia Pacific Fund Class A shares, Ivy Global Natural Resources Fund Class A shares, Ivy Money Market Fund Class A shares, and Ivy South America Fund Class A shares, respectively, as of that date.

      PERSONAL INVESTMENTS BY EMPLOYEES OF IMI. Employees of IMI are permitted to make personal securities transactions, subject to the requirements and restrictions set forth in IMI's Code of Ethics and Business Conduct Policy (the "Code of Ethics"). The Code of Ethics is designed to identify and address certain conflicts of interest between personal investment activities and the interests of investment advisory clients such as the Funds. Among other things, the Code of Ethics, which generally complies with standards recommended by the Investment Company Institute's Advisory Group on Personal Investing, prohibits certain types of transactions absent prior approval, applies to portfolio managers, traders, research analysts and others involved in the investment advisory process, and imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and monthly reporting of securities transactions. Exceptions to these and other provisions of the Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

                          INVESTMENT ADVISORY AND OTHER SERVICES

      BUSINESS MANAGEMENT AND INVESTMENT ADVISORY SERVICES

      IMI provides business management and investment advisory services to each Fund pursuant to a Business Management and Investment Advisory Agreement (the "Agreement"). IMI is a wholly owned subsidiary of Mackenzie Investment Management Inc. ("MIMI"). MIMI, a Delaware corporation, has approximately 10% of its outstanding common stock listed for trading on the Toronto Stock Exchange ("TSE"). MIMI is a subsidiary of Mackenzie Financial Corporation ("MFC"), 150 Bloor Street West, Toronto, Ontario, Canada, a public corporation organized under the laws of Ontario whose shares are listed for trading on the TSE. MFC is registered in Ontario as a mutual fund dealer and advises Ivy Global Natural Resources Fund. IMI currently acts as manager and investment adviser to the following additional investment companies registered under the 1940 Act (other than the Funds): Ivy Bond Fund, Ivy European Opportunities Fund, Ivy Global Fund, Ivy Global Science & Technology Fund, Ivy Growth Fund, Ivy Growth with Income Fund, Ivy International Fund II, Ivy International Fund, Ivy International Small Companies Fund, Ivy International Strategic Bond Fund, Ivy Money Market Fund, Ivy Pan-Europe Fund, Ivy US Blue Chip Fund and Ivy US Emerging Growth Fund. IMI also provides business management services to Ivy Global Natural Resources Fund.

      The Agreement obligates IMI to make investments for the account of each Fund in accordance with its best judgment and within the investment objectives and restrictions set forth in the Prospectus, the 1940 Act and the provisions of the Code relating to regulated investment companies, subject to policy decisions adopted by the Board. IMI also determines the securities to be purchased or sold by the Fund and places orders with brokers or dealers who deal in such securities.

      Under the Agreement, IMI also provides certain business management services. IMI is obligated to (1) coordinate with the Funds' Custodian and monitor the services it provides to each Fund; (2) coordinate with and monitor any other third parties furnishing services to each Fund; (3) provide each Fund with necessary office space, telephones and other communications facilities as are adequate for each Fund's needs; (4) provide the services of individuals competent to perform administrative and clerical functions that are not performed by employees or other agents engaged by each Fund or by IMI acting in some other capacity pursuant to a separate agreement or arrangements with each Fund; (5) maintain or supervise the maintenance by third parties of such books and records of the Trust as may be required by applicable Federal or state law;
(6) authorize and permit IMI's directors, officers and employees who may be elected or appointed as trustees or officers of the Trust to serve in such capacities; and (7) take such other action with respect to the Trust, after approval by the Trust as may be required by applicable law, including without limitation the rules and regulations of the SEC and of state securities commissions and other regulatory agencies.

      Each Fund pays IMI a monthly fee for providing business management and investment advisory services at an annual rate of 1.00% of the Fund's average net assets.

      During the fiscal years ended December 31, 1997 and 1998, Ivy Asia Pacific Fund paid IMI fees of $10,473 and $49,509, respectively. During the fiscal years ended December 31, 1997 and 1998, IMI reimbursed Fund expenses of $10,473 and $167,194, respectively.

      During the fiscal years ended December 31, 1996, 1997 and 1998, Ivy China Region Fund paid IMI fees of $233,804, $277,601 and $187,381, respectively. During the fiscal years ended December 31, 1996, 1997 and 1998, IMI reimbursed Fund expenses of $65,675, $18,377 and $105,095, respectively.
      During the fiscal years ended December 31, 1996, 1997 and 1998, Ivy Developing Nations Fund paid IMI fees of $109,125, $284,290 and $156,166, respectively. During the fiscal years ended December 31, 1996, 1997 and 1998, IMI reimbursed Fund expenses of $67,600, $22,860 and $200,839, respectively.

      During the fiscal years ended December 31, 1996, 1997 and 1998, Ivy South America Fund paid IMI fees of $42,550, $94,278 and $53,857, respectively. During the fiscal years ended December 31, 1996, 1997 and 1998, IMI reimbursed Fund expenses of $99,630, $68,548 and $145,687, respectively.

      Under the Agreement, the Trust pays the following expenses: (1) the fees and expenses of the Trust's Independent Trustees; (2) the salaries and expenses of any of the Trust's officers or employees who are not affiliated with IMI; (3) interest expenses; (4) taxes and governmental fees, including any original issue taxes or transfer taxes applicable to the sale or delivery of shares or certificates therefor; (5) brokerage commissions and other expenses incurred in acquiring or disposing of portfolio securities; (6) the expenses of registering and qualifying shares for sale with the SEC and with various state securities commissions; (7) accounting and legal costs; (8) insurance premiums; (9) fees and expenses of the Trust's Custodian and Transfer Agent and any related services; (10) expenses of obtaining quotations of portfolio securities and of pricing shares; (11) expenses of maintaining the Trust's legal existence and of shareholders' meetings; (12) expenses of preparation and distribution to existing shareholders of periodic reports, proxy materials and prospectuses; and
(13) fees and expenses of membership in industry organizations.

      IMI currently limits each Fund's total operating expenses (excluding Rule 12b-1 fees, interest, taxes, brokerage commissions, litigation, class-specific expenses, indemnification expenses, and extraordinary expenses) to an annual rate of 1.95% of that Fund's average net assets, which may lower each Fund's expenses and increase its yield.

      The Agreement will continue in effect with respect to each Fund from year to year, only so long as the continuance is specifically approved at least annually (i) by the vote of a majority of the Independent Trustees and (ii) either (a) by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund or (b) by the vote of a majority of the entire Board. If the question of continuance of the Agreement (or adoption of any new agreement) is presented to the shareholders, continuance (or adoption) shall be effected only if approved by the affirmative vote of a majority of the outstanding voting securities of each Fund. See "Capitalization and Voting Rights."

      The Agreement may be terminated with respect to each Fund at any time, without payment of any penalty, by the vote of a majority of the Board, or by a vote of a majority of the outstanding voting securities of that Fund, on 60 days' written notice to IMI, or by IMI on 60 days' written notice to the Trust. The Agreement shall terminate automatically in the event of its assignment.

            DISTRIBUTION SERVICES

      IMDI,  a  wholly  owned  subsidiary  of  MIMI,  serves  as  the  exclusive distributor of Ivy Fund's shares pursuant to an Amended and Restated Distribution Agreement with the Trust dated March 16, 1999, as amended from time to time (the "Distribution Agreement"). The Distribution Agreement was last approved by the Board on September 17, 1998. IMDI distributes shares of each Fund through broker-dealers who are members of the National Association of Securities Dealers, Inc. and who have executed dealer agreements with IMDI. IMDI distributes shares of each Fund on a continuous basis, but reserves the right to suspend or discontinue distribution on that basis. IMDI is not obligated to sell any specific amount of Fund shares.

      Each Fund has authorized IMDI to accept on its behalf purchase and redemption orders. IMDI is also authorized to designate other intermediaries to accept purchase and redemption orders on each Fund's behalf. Each Fund will be deemed to have received a purchase or redemption order when an authorized intermediary or, if applicable, an intermediary's authorized designee, accepts the order. Client orders will be priced at each Fund's Net Asset Value next computed after an authorized intermediary or the intermediary's authorized designee accepts them.

      Pursuant to the Distribution Agreement, IMDI is entitled to deduct a commission on all Class A Fund shares sold equal to the difference, if any, between the public offering price, as set forth in each Fund's then-current prospectus, and the net asset value on which such price is based. Out of that commission, IMDI may reallow to dealers such concession as IMDI may determine from time to time. In addition, IMDI is entitled to deduct a CDSC on the redemption of Class A shares sold without an initial sales charge and Class B and Class C shares, in accordance with, and in the manner set forth in, the Prospectus.

      Under the Distribution Agreement, each Fund bears, among other expenses, the expenses of registering and qualifying its shares for sale under Federal and state securities laws and preparing and distributing to existing shareholders periodic reports, proxy materials and prospectuses.

      During the fiscal year ended December 31, 1998, IMDI received from sales of Class A shares of Ivy Asia Pacific Fund $45,623 in sales commissions, of which $4,654 was retained after dealer allowances. During the fiscal year ended December 31, 1998, IMDI received $9,632 in CDSCs on redemptions of Class B shares of Ivy Asia Pacific Fund. During the fiscal year ended December 31, 1998, IMDI received $1,724 in CDSCs on redemptions of Class C shares of Ivy Asia Pacific Fund.

      During the fiscal year ended December 31, 1998, IMDI received from sales of Class A shares of Ivy China Region Fund $57,500 in sales commissions, of which $6,494 was retained after dealer allowances. During the fiscal year ended December 31, 1998, IMDI received $42,712 in CDSCs on redemptions of Class B shares of Ivy China Region Fund. During the fiscal year ended December 31, 1998, IMDI received $13,955 in CDSCs on redemption of Class C shares of Ivy China Region Fund.

      During the fiscal year ended December 31, 1998, IMDI received from sales of Class A shares of Ivy Developing Nations Fund $25,728 in sales commissions, of which $2,583 was retained after dealer allowances. During the fiscal year ended December 31, 1998, IMDI received $43,915 in CDSCs on redemptions of Class B shares of Ivy Developing Nations Fund. During the fiscal year ended December 31, 1998, IMDI received $1,125 in CDSCs on redemptions of Class C shares of Ivy Developing Nations Fund.

      During the fiscal year ended December 31, 1998, IMDI received from sales of Class A shares of Ivy South America Fund $2,139 in sales commissions, of which $275 was retained after dealer allowances. During the fiscal year ended December 31, 1998, IMDI received $15,485 in CDSCs on redemptions of Class B shares of Ivy South America Fund. During the fiscal year ended December 31, 1998, IMDI received $315 in CDSCs on redemptions of Class C shares of Ivy South America Fund.

      The Distribution Agreement will continue in effect for successive one-year periods, provided that such continuance is specifically approved at least annually by the vote of a majority of the Independent Trustees, cast in person at a meeting called for that purpose and by the vote of either a majority of the entire Board or a majority of the outstanding voting securities of each Fund. The Distribution Agreement may be terminated with respect to each Fund at any time, without payment of any penalty, by IMDI on 60 days' written notice to the Fund or by each Fund by vote of either a majority of the outstanding voting securities of the Fund or a majority of the Independent Trustees on 60 days' written notice to IMDI. The Distribution Agreement shall terminate automatically in the event of its assignment.

      RULE 18F-3 PLAN. On February 23, 1995, the SEC adopted Rule 18f-3 under the 1940 Act, which permits a registered open-end investment company to issue multiple classes of shares in accordance with a written plan approved by the investment company's board of directors/trustees and filed with the SEC. The Board has adopted a Rule 18f-3 plan on behalf of each Fund. The key features of each Rule 18f-3 plan are as follows: (i) shares of each class of each Fund represent an equal pro rata interest in the Fund and generally have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications, terms and conditions, except that each class bears certain class-specific expenses and has separate voting rights on certain matters that relate solely to that class or in which the interests of shareholders of one class differ from the interests of shareholders of another class; (ii) subject to certain limitations described in the Prospectus, shares of a particular class of each Fund may be exchanged for shares of the same class of another Ivy fund; and (iii) each Fund's Class B shares will convert automatically into Class A shares of that Fund after a period of eight years, based on the relative net asset value of such shares at the time of conversion.

      RULE 12B-1 DISTRIBUTION PLANS. The Trust has adopted on behalf of each Fund, in accordance with Rule 12b-1 under the 1940 Act, separate Rule 12b-1 distribution plans pertaining to each Fund's Class A, Class B and Class C shares (each, a "Plan"). In adopting each Plan, a majority of the Independent Trustees have concluded in accordance with the requirements of Rule 12b-1 that there is a reasonable likelihood that each Plan will benefit each Fund and its shareholders. The Trustees of the Trust believe that the Plans should result in greater sales and/or fewer redemptions of each Fund's shares, although it is impossible to know for certain the level of sales and redemptions of each Fund's shares in the absence of a Plan or under an alternative distribution arrangement.

      Under each Plan, each Fund pays IMDI a service fee, accrued daily and paid monthly, at the annual rate of up to 0.25% of the average daily net assets attributable to its Class A, Class B or Class C shares, as the case may be. This fee constitutes reimbursement to IMDI of service fee expenses incurred by IMDI. The services for which service fees may be paid include, among other things, advising clients or customers regarding the purchase, sale or retention of shares of each Fund, answering routine inquiries concerning each Fund and assisting shareholders in changing options or enrolling in specific plans. Pursuant to each Plan, service fee payments made out of or charged against the assets attributable to each Fund's Class A, Class B or Class C shares must be in reimbursement for services rendered for or on behalf of the affected class. The expenses not reimbursed in any one month may be reimbursed in a subsequent month. Each Class A Plan does not provide for the payment of interest or carrying charges as distribution expenses.

      Under each Fund's Class B and Class C Plans, each Fund also pays IMDI a distribution fee, accrued daily and paid monthly, at the annual rate of 0.75% of the average daily net assets attributable to its Class B or Class C shares. This fee constitutes compensation to IMDI and is not dependent on expenses incurred by IMDI. IMDI may reallow to dealers all or a portion of the service and distribution fees as IMDI may determine from time to time. The distribution fee compensates IMDI for expenses incurred in connection with activities primarily intended to result in the sale of each Fund's Class B or Class C shares, including the printing of prospectuses and reports for persons other than existing shareholders and the preparation, printing and distribution of sales literature and advertising materials. Pursuant to each Class B and Class C Plan, IMDI may include interest, carrying or other finance charges in its calculation of distribution expenses, if not prohibited from doing so pursuant to an order of or a regulation adopted by the SEC.

      Among other things, each Plan provides that (1) IMDI will submit to the Board at least quarterly, and the Trustees will review, written reports regarding all amounts expended under the Plan and the purposes for which such expenditures were made; (2) each Plan will continue in effect only so long as such continuance is approved at least annually, and any material amendment thereto is approved, by the votes of a majority of the Board, including the Independent Trustees, cast in person at a meeting called for that purpose; (3) payments by each Fund under each Plan shall not be materially increased without the affirmative vote of the holders of a majority of the outstanding shares of the relevant class; and (4) while each Plan is in effect, the selection and nomination of Independent Trustees shall be committed to the discretion of the Trustees who are not "interested persons" of the Trust.

      IMDI may make payments for distribution assistance and for administrative and accounting services from resources that may include the management fees paid by each Fund. IMDI also may make payments (such as the service fee payments described above) to unaffiliated broker-dealers for services rendered in the distribution of each Fund's shares. To qualify for such payments, shares may be subject to a minimum holding period. However, no such payments will be made to any dealer or broker if at the end of each year the amount of shares held does not exceed a minimum amount. The minimum holding period and minimum level of holdings will be determined from time to time by IMDI.

      A report of the amount expended pursuant to each Plan, and the purposes for which such expenditures were incurred, must be made to the Board for its review at least quarterly.

       The Class B Plan and underwriting agreement were amended effective March 16, 1999 to permit IMDI to sell its right to receive distribution fees under the Class B Plan and CDSCs to third parties. IMDI enters into such transactions to finance the payment of commissions to brokers at the time of sale and other distribution-related expenses. In connection with such amendments, the Trust has agreed that the distribution fee will not be terminated or modified (including a modification by change in the rules relating to the conversion of Class B shares into shares of another class) for any reason (including a termination of the underwriting agreement) except:

(i) to the extent required by a change in the 1940 Act, the rules or regulations under the 1940 Act, or the Conduct Rules of the NASD, in each case enacted, issued, or promulgated after March 16, 1999;

(ii) on a basis which does not alter the amount of the distribution payments to IMDI computed with reference to Class B shares the date of original issuance of which occurred on or before December 31, 1998;

(iii)     in connection  with a Complete  Termination (as defined in the Class B
          Plan); or

(iv) on a basis determined by the Board of Trustees acting in good faith so long as (a) neither the Trust nor any successor trust or fund or any trust or fund acquiring a substantial portion of the assets of the Trust (collectively, the "Affected Funds") nor the sponsors of the Affected Funds pay, directly or indirectly, as a fee, a trailer fee, or by way of reimbursement, any fee, however denominated, to any person for personal services, account maintenance services or other shareholder services rendered to the holder of Class B shares of the Affected Funds from and after the effective date of such modification or termination, and (b) the termination or modification of the distribution fee applies with equal effect to all outstanding Class B shares from time to time of all Affected Funds regardless of the date of issuance thereof.

      In the amendments to the underwriting agreement, the Trust has also agreed that it will not take any action to waive or change any CDSC in respect of any Class B share the date of original issuance of which occurred on or before December 31, 1998, except as provided in the Trust's prospectus or statement of additional information, without the consent of IMDI and its transferees.

      During the fiscal year ended December 31, 1998, Ivy Asia Pacific Fund paid IMDI $4,383 pursuant to its Class A plan, $16,038 pursuant to its Class B plan, and $15,941 pursuant to its Class C plan.

      During the fiscal year end December 31, 1998, IMDI expended the following amounts in marketing Class A shares of Ivy Asia Pacific Fund: advertising $167; printing and mailing of prospectuses to persons other than current shareholders, $3,297; compensation to dealers, $947; compensation to sales personnel, $5,160; seminars and meetings, $237; travel and entertainment, $411; general and administrative, $2,928; telephone, $148; and occupancy and equipment rental, $419.

      During the fiscal year end December 31, 1998, IMDI expended the following amounts in marketing Class B shares of Ivy Asia Pacific Fund: advertising $148; printing and mailing of prospectuses to persons other than current shareholders, $596; compensation to dealers, $14,619; compensation to sales personnel, $4,710; seminars and meetings, $3,655; travel and entertainment, $378; general and administrative, $2,690; telephone, $136; and occupancy and equipment rental, $386.

      During the fiscal year end December 31, 1998, IMDI expended the following amounts in marketing Class C shares of Ivy Asia Pacific Fund: advertising $147; printing and mailing of prospectuses to persons other than current shareholders, $2,341 compensation to dealers, $12,074; compensation to sales personnel, $4,677; seminars and meetings, $3,019; travel and entertainment, $376; general and administrative, $2,665; telephone, $134; and occupancy and equipment rental, $382.

      During the fiscal year ended December 31, 1998, Ivy China Region Fund paid IMDI $28,156 pursuant to its Class A plan, $64,686 pursuant to its Class B plan, and $9,992 pursuant to its Class C plan.

      During the fiscal year end December 31, 1998, IMDI expended the following amounts in marketing Class A shares of Ivy China Region Fund: advertising $1,000; printing and mailing of prospectuses to persons other than current shareholders, $10,678; compensation to dealers, $5,472; compensation to sales personnel, $30,984; seminars and meetings, $1,368; travel and entertainment, $2,450; general and administrative, $17,729; telephone, $904; and occupancy and equipment rental, $2,651.

      During the fiscal year end December 31, 1998, IMDI expended the following amounts in marketing Class B shares of Ivy China Region Fund: advertising $575; printing and mailing of prospectuses to persons other than current shareholders, $6,089; compensation to dealers, $35,423; compensation to sales personnel, $18,063; seminars and meetings, $8,856; travel and entertainment, $1,432; general and administrative, $10,364; telephone, $530; and occupancy and equipment rental, $1,552.

      During the fiscal year end December 31, 1998, IMDI expended the following amounts in marketing Class C shares of Ivy China Region Fund: advertising $95; printing and mailing of prospectuses to persons other than current shareholders, $959; compensation to dealers, $3,106; compensation to sales personnel, $2,803; seminars and meetings, $776; travel and entertainment, $220; general and administrative, $1,586; telephone, $80; and occupancy and equipment rental, $235.

      During the fiscal year ended December 31, 1998, Ivy Developing Nations Fund paid IMDI $15,514 pursuant to its Class A plan, $72,269 pursuant to its Class B plan, and $21,356 pursuant to its Class C plan.

      During the fiscal year ended December 31, 1998, IMDI expended the following amounts in marketing Class A shares of Ivy Developing Nations Fund: advertising $545; printing and mailing of prospectuses to persons other than current shareholders, $3,387; compensation to dealers, $2,982; compensation to sales personnel $17,142; seminars and meetings, $745; travel and entertainment, $1,352; general and administrative, $9,886; telephone, $510; and occupancy and equipment rental, $1,518.

      During the fiscal year ended December 31, 1998, IMDI expended the following amounts in marketing Class B shares of Ivy Developing Nations Fund: advertising, $647; printing and mailing of prospectuses to persons other than current shareholders, $3,854; compensation to dealers, $39,427; compensation to sales personnel, $20,232; seminars and meetings, $9,857; travel and entertainment, $1,603; general and administrative, $11,600; telephone, $592; and occupancy and equipment rental $1,739.

      During the fiscal year ended December 31, 1998, IMDI expended the following amounts in marketing Class C shares of Ivy Developing Nations Fund: advertising, $193; printing and mailing of prospectuses to persons other than current shareholders, $1,121; compensation to dealers, $9,062; compensation to sales personnel, $6,087; seminars and meetings, $2,266; travel and entertainment, $483; general administrative, $3,497; telephone, $179; and occupancy and equipment rental, $523.

      During the fiscal year ended December 31, 1998, Ivy South America Fund paid IMDI $7,893; pursuant to its Class A plan, $19,401; pursuant to its Class B plan, and $2,882 pursuant to its Class C plan.

      During the fiscal year ended December 31, 1998, IMDI expended the following amounts in marketing Class A shares of Ivy South America Fund:
advertising $267; printing and mailing of prospectuses to persons other than current shareholders, $2,032; compensation to dealers, $1,246; compensation to sales personnel $8,327; seminars and meetings, $312; travel and entertainment, $657; general and administrative, $4,785; telephone, $246; and occupancy and equipment rental, $727.

      During the fiscal year ended December 31, 1998, IMDI expended the following amounts in marketing Class B shares of Ivy South America Fund: advertising, $170; printing and mailing of prospectuses to persons other than current shareholders, $1,262; compensation to dealers, $5,874; compensation to sales personnel, $5,237; seminars and meetings, $1,468; travel and entertainment, $413; general and administrative, $3,001; telephone, $153; and occupancy and equipment rental $454.

      During the fiscal year ended December 31, 1998, IMDI expended the following amounts in marketing Class C shares of Ivy South America Fund:
advertising, $25; printing and mailing of prospectuses to persons other than current shareholders, $189; compensation to dealers, $334; compensation to sales personnel, $776; seminars and meetings, $84; travel and entertainment, $62; general administrative, $445; telephone, $23; and occupancy and equipment rental, $67.

      Each Plan may be amended at any time with respect to the class of shares of the Fund to which the Plan relates by vote of the Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose of considering such amendment. Each Plan may be terminated at any time with respect to the class of shares of each Fund to which the Plan relates, without payment of any penalty, by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities of that class.

      If the Distribution Agreement or the Distribution Plans are terminated (or not renewed) with respect to any of the Ivy funds (or class of shares thereof), each may continue in effect with respect to any other fund (or Class of shares thereof) as to which they have not been terminated (or have been renewed).

            CUSTODIAN

      Pursuant to a Custodian Agreement with the Trust, Brown Brothers Harriman & Co. (the "Custodian"), a private bank and member of the principal securities exchanges, located at 40 Water Street, Boston, Massachusetts 02109 (the "Custodian"), maintains custody of the assets of each Fund held in the United States. Rules adopted under the 1940 Act permit the Trust to maintain its foreign securities and cash in the custody of certain eligible foreign banks and securities depositories. Pursuant to those rules, the Custodian has entered into subcustodial agreements for the holding of each Fund's foreign securities. With respect to each Fund, the Custodian may receive, as partial payment for its services to the Fund, a portion of the Trust's brokerage business, subject to its ability to provide best price and execution.

            FUND ACCOUNTING SERVICES

      Pursuant to a Fund Accounting Services Agreement, MIMI provides certain accounting and pricing services for each Fund. As compensation for those services, each Fund pays MIMI a monthly fee plus out-of-pocket expenses as incurred. The monthly fee is based upon the net assets of the Fund at the preceding month end at the following rates: $1,250 when net assets are $10 million and under; $2,500 when net assets are over $10 million to $40 million; $5,000 when net assets are over $40 million to $75 million; and $6,500 when net assets are over $75 million.

      During the fiscal year ended December 31, 1998, Ivy Asia Pacific Fund paid MIMI $19,790 under the agreement.

      During the fiscal year ended December 31, 1998, Ivy China Region Fund paid MIMI $36,178 under the agreement.

      During the fiscal year ended December 31, 1998, Ivy Developing Nations Fund paid MIMI $34,475 under the agreement.

      During the fiscal year ended December 31, 1998, Ivy South America Fund paid MIMI $19,918 under the agreement.

            TRANSFER AGENT AND DIVIDEND PAYING AGENT

      Pursuant to a Transfer Agency and Shareholder Service Agreement, IMSC, a wholly owned subsidiary of MIMI, is the transfer agent for each Fund. Under the Agreement, each Fund pays a monthly fee at an annual rate of $20.00 for each open Class A, Class B, Class C and Advisor Class account. In addition, the Fund pays a monthly fee at an annual rate of $4.58 per account that is closed plus certain out-of-pocket expenses. Such fees and expenses for the fiscal year ended December 31, 1998 for Ivy Asia Pacific Fund totaled $16,060. Such fees and expenses for the fiscal year ended December 31, 1998 for Ivy China Region Fund totaled $101,423. Such fees and expenses for the fiscal year ended December 31, 1998 for Ivy Developing Nations Fund totaled $71,214. Such fees and expenses for the fiscal year ended December 31, 1998 for Ivy South America Fund totaled $22,160. Certain broker-dealers that maintain shareholder accounts with each Fund through an omnibus account provide transfer agent and other shareholder-related services that would otherwise be provided by IMSC if the individual accounts that comprise the omnibus account were opened by their beneficial owners directly. IMSC pays such broker-dealers a per account fee for each open account within the omnibus account, or a fixed rate (e.g., 0.10%) fee, based on the average daily net asset value of the omnibus account (or a combination thereof).

            ADMINISTRATOR

      Pursuant to an Administrative Services Agreement, MIMI provides certain administrative services to each Fund. As compensation for these services, each Fund pays MIMI a monthly fee at the annual rate of 0.10% of the Fund's average daily net assets. Such fees for the fiscal year ended December 31, 1998 for Ivy Asia Pacific Fund totaled $4,951. Such fees for the fiscal year ended December 31, 1998 for Ivy China Region totaled $18,738. Such fees for the fiscal year ended December 31, 1998 for Ivy Developing Nations Fund totaled $15,617. Such fees for the fiscal year ended December 31, 1998 for Ivy South America Fund totaled $5,386.

      Outside of providing administrative services to the Trust, as described above, MIMI may also act on behalf of IMDI in paying commissions to broker-dealers with respect to sales of Class B and Class C shares of each Fund.

             AUDITORS

      PricewaterhouseCoopers LLP, independent public accountants, has been selected as auditors for the Trust. The audit services performed by PricewaterhouseCoopers LLP include audits of the annual financial statements of each of the funds of the Trust. Other services provided principally relate to filings with the SEC and the preparation of the funds' tax returns.

                                   BROKERAGE ALLOCATION

      Subject to the overall supervision of the President and the Board, IMI places orders for the purchase and sale of each Fund's portfolio securities. All portfolio transactions are effected at the best price and execution obtainable. Purchases and sales of debt securities are usually principal transactions and therefore, brokerage commissions are usually not required to be paid by each Fund for such purchases and sales (although the price paid generally includes undisclosed compensation to the dealer). The prices paid to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter, and purchases of after-market securities from dealers normally reflect the spread between the bid and asked prices. In connection with OTC transactions, IMI attempts to deal directly with the principal market makers, except in those circumstances where IMI believes that a better price and execution are available elsewhere.

      IMI selects broker-dealers to execute transactions and evaluates the reasonableness of commissions on the basis of quality, quantity, and the nature of the firms' professional services. Commissions to be charged and the rendering of investment services, including statistical, research, and counseling services by brokerage firms, are factors to be considered in the placing of brokerage business. The types of research services provided by brokers may include general economic and industry data, and information on securities of specific companies. Research services furnished by brokers through whom the Trust effects securities transactions may be used by IMI in servicing all of its accounts. In addition, not all of these services may be used by IMI in connection with the services it provides to the Funds or the Trust. IMI may consider sales of shares of Ivy funds as a factor in the selection of broker-dealers and may select broker-dealers who provide it with research services. IMI will not, however, execute brokerage transactions other than at the best price and execution.

      During the fiscal years ended December 31, 1997 and 1998, Ivy Asia Pacific Fund paid brokerage commissions of $18,500, and $75,104, respectively.

      During the fiscal years ended December 31, 1996, 1997 and 1998, Ivy China Region Fund paid brokerage commissions of $62,812, $70,846, and $112,289, respectively.

      During the fiscal years ended December 31, 1996, 1997 and 1998, Ivy Developing Nations Fund paid brokerage commissions of $95,606, $170,306, and $83,565, respectively.

      During the fiscal years ended December 31, 1996, 1997 and 1998, Ivy South America Fund paid brokerage commissions of $15,756, $17,213, and $19,922, respectively.

      Brokerage commissions vary from year to year in accordance with the extent to which a particular Fund is more or less actively traded.

      Each Fund may, under some circumstances, accept securities in lieu of cash as payment for Fund shares. Each Fund will accept securities only to increase its holdings in a portfolio security or to take a new portfolio position in a security that IMI deems to be a desirable investment for that Fund. While no minimum has been established, it is expected that each Fund will not accept securities having an aggregate value of less than $1 million. The Trust may reject in whole or in part any or all offers to pay for each Fund's shares with securities and may discontinue accepting securities as payment for each Fund's shares at any time without notice. The Trust will value accepted securities in the manner and at the same time provided for valuing portfolio securities of each Fund, and each Fund's shares will be sold for net asset value determined at the same time the accepted securities are valued. The Trust will only accept securities delivered in proper form and will not accept securities subject to legal restrictions on transfer. The acceptance of securities by the Trust must comply with the applicable laws of certain states.

                             CAPITALIZATION AND VOTING RIGHTS

      The capitalization of the Trust consists of an unlimited number of shares of beneficial interest (no par value per share). When issued, shares of each class of each Fund are fully paid, non-assessable, redeemable and fully transferable. No class of shares of any Fund has preemptive rights or subscription rights.

      The Amended and Restated Declaration of Trust permits the Trustees to create separate series or portfolios and to divide any series or portfolio into one or more classes. The Trustees have authorized nineteen series, each of which represents a fund. The Trustees have further authorized the issuance of Class A, Class B, and Class C shares for Ivy International Fund and Ivy Money Market Fund and Class A, Class B, Class C and Advisor Class shares for Ivy Asia Pacific Fund, Ivy Bond Fund, Ivy China Region Fund, Ivy Developing Nations Fund, Ivy European Opportunities Fund, Ivy Global Fund, Ivy Global Natural Resources Fund, Ivy Global Science & Technology Fund, Ivy Growth Fund, Ivy Growth with Income Fund, Ivy International Fund II, Ivy International Small Companies Fund, Ivy International Strategic Bond Fund, Ivy Pan-Europe Fund, Ivy South America Fund, Ivy US Blue Chip Fund, and Ivy US Emerging Growth Fund, as well as Class I shares for Ivy Bond Fund, Ivy European Opportunities Fund, Ivy Global Science & Technology Fund, Ivy International Fund II, Ivy International Fund, Ivy International Small Companies Fund, Ivy International Strategic Bond Fund, and Ivy US Blue Chip Fund.


      Shareholders have the right to vote for the election of Trustees of the Trust and on any and all matters on which they may be entitled to vote by law or by the provisions of the Trust's By-Laws. The Trust is not required to hold a regular annual meeting of shareholders, and it does not intend to do so. Shares of each class of each Fund entitle their holders to one vote per share (with proportionate voting for fractional shares). Shareholders of each Fund are entitled to vote alone on matters that only affect that Fund. All classes of shares of each Fund will vote together, except with respect to the distribution plan applicable to a Fund's Class A, Class B or Class C shares or when a class vote is required by the 1940 Act. On matters relating to all funds of the Trust, but affecting the funds differently, separate votes by the shareholders of each fund are required. Approval of an investment advisory agreement and a change in fundamental policies would be regarded as matters requiring separate voting by the shareholders of each fund of the Trust. If the Trustees determine that a matter does not affect the interests of a Fund, then the shareholders of that Fund will not be entitled to vote on that matter. Matters that affect the Trust in general, such as ratification of the selection of independent public accountants, will be voted upon collectively by the shareholders of all funds of the Trust.

      As used in this SAI and the Prospectus, the phrase "majority vote of the outstanding shares" of a Fund means the vote of the lesser of: (1) 67% of the shares of the Fund (or of the Trust) present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the outstanding shares of the Fund (or of the Trust).

      With respect to the submission to shareholder vote of a matter requiring separate voting by a Fund, the matter shall have been effectively acted upon with respect to that Fund if a majority of the outstanding voting securities of the Fund votes for the approval of the matter, notwithstanding that: (1) the matter has not been approved by a majority of the outstanding voting securities of any other fund of the Trust; or (2) the matter has not been approved by a majority of the outstanding voting securities of the Trust.

      The Amended and Restated Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove a person serving as trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust. Shareholders will be assisted in communicating with other shareholders in connection with the removal of a Trustee as if Section 26(c) of the Act were applicable.

      The Trust's shares do not have cumulative voting rights and accordingly the holders of more than 50% of the outstanding shares could elect the entire Board, in which case the holders of the remaining shares would not be able to elect any Trustees.

      Under Massachusetts law, the Trust's shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Amended and Restated Declaration of Trust disclaims liability of the shareholders, Trustees or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust, and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by the Trust or its Trustees. The Amended and Restated Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder of any Fund held personally liable for the obligations of that Fund. The risk of a shareholder of the Trust incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations and, thus, should be considered remote. No series of the Trust is liable for the obligations of any other series of the Trust.

                              SPECIAL RIGHTS AND PRIVILEGES

      The Trust offers, and (except as noted below) bears the cost of providing, to investors the following rights and privileges. The Trust reserves the right to amend or terminate any one or more of these rights and privileges. Notice of amendments to or terminations of rights and privileges will be provided to shareholders in accordance with applicable law.

      Certain of the rights and privileges described below refer to funds, other than the Funds, whose shares are also distributed by IMDI. These funds are: Ivy Bond Fund, Ivy European Opportunities Fund, Ivy Global Fund, Ivy Global Natural Resources Fund, Ivy Global Science & Technology Fund, Ivy Growth Fund, Ivy Growth with Income Fund, Ivy International Fund, Ivy International Fund II, Ivy International Small Companies Fund, Ivy International Strategic Bond Fund, Ivy Money Market Fund, Ivy Pan-Europe Fund, Ivy US Blue Chip Fund, and Ivy US Emerging Growth Fund (the other eighteen series of the Trust). (Effective April 18, 1997, Ivy International Fund suspended the offer of its shares to new investors). Shareholders should obtain a current prospectus before exercising any right or privilege that may relate to these funds.

            AUTOMATIC INVESTMENT METHOD

      The Automatic Investment Method, which enables a Fund shareholder to have specified amounts automatically drawn each month from his or her bank for investment in a Fund's shares, is available for all classes of shares. The minimum initial and subsequent investment under this method is $50 per month, (except in the case of a tax qualified retirement plan for which the minimum initial and subsequent investment is $25 per month). A shareholder may terminate the Automatic Investment Method at any time upon delivery to Ivy Mackenzie Services Corp. ("IMSC") of telephone instructions or written notice. See "Automatic Investment Method" in the Prospectus. To begin the plan, complete Sections 6A and 7B of the Account Application.

            EXCHANGE OF SHARES

      As described in the Prospectus, shareholders of each Fund have an exchange privilege with other Ivy funds (except Ivy International Fund unless they have an existing Ivy International Fund account). Before effecting an exchange, shareholders of each Fund should obtain and read the currently effective prospectus for the Ivy fund into which the exchange is to be made.

      INITIAL SALES CHARGE SHARES. Class A shareholders may exchange their Class A shares ("outstanding Class A shares") for Class A shares of another Ivy fund ("new Class A Shares") on the basis of the relative net asset value per Class A share, plus an amount equal to the difference, if any, between the sales charge previously paid on the outstanding Class A shares and the sales charge payable at the time of the exchange on the new Class A shares. (The additional sales charge will be waived for Class A shares that have been invested for a period of 12 months or longer.) Class A shareholders may also exchange their shares for shares of Ivy Money Market Fund (no initial sales charge will be assessed at the time of such an exchange).

      Each Fund may, from time to time, waive the initial sales charge on its Class A shares sold to clients of The Legend Group and United Planners Financial Services of America, Inc. This privilege will apply only to Class A Shares of a Fund that are purchased using all or a portion of the proceeds obtained by such clients through redemptions of shares of a mutual fund (other than one of the Funds) on which a sales charge was paid (the "NAV transfer privilege"). Purchases eligible for the NAV transfer privilege must be made with in 60 days of redemption from the other fund, and the Class A shares purchased are subject to a 1.00% CDSC on shares redeemed within the first year after purchase. The NAV transfer privilege also applies to Fund shares purchased directly by clients of such dealers as long as their accounts are linked to the dealer's master account. The normal service fee, as described in the "Initial Sales Charge Alternative - Class A Shares" section of the Prospectus, will be paid to those dealers in connection with these purchases. IMDI may from time to time pay a special cash incentive to The Legend Group or United Planners Financial Services of America, Inc. in connection with sales of shares of a Fund by its registered representative under the NAV transfer privilege. Additional information on sales charge reductions or waivers may be obtained from IMDI at the address listed on the cover of this Statement of Additional Information.

            CONTINGENT DEFERRED SALES CHARGE SHARES

      CLASS A: Class A shareholders may exchange their Class A shares that are subject to a contingent deferred sales charge ("CDSC"), as described in the Prospectus ("outstanding Class A shares"), for Class A shares of another Ivy fund ("new Class A shares") on the basis of the relative net asset value per Class A share, without the payment of any CDSC that would otherwise be due upon the redemption of the outstanding Class A shares. Class A shareholders of a Fund exercising the exchange privilege will continue to be subject to that Fund's CDSC period following an exchange if such period is longer than the CDSC period, if any, applicable to the new Class A shares.

      For purposes of computing the CDSC that may be payable upon the redemption of the new Class A shares, the holding period of the outstanding Class A shares is "tacked" onto the holding period of the new Class A shares.

      CLASS  B:  Class  B  shareholders   may  exchange  their  Class  B  shares
("outstanding Class B shares") for Class B shares of another Ivy fund ("new Class B shares") on the basis of the relative net asset value per Class B share, without the payment of any CDSC that would otherwise be due upon the redemption of the outstanding Class B shares. Class B shareholders of a Fund exercising the exchange privilege will continue to be subject to that Fund's CDSC schedule (or period) following an exchange if such schedule is higher (or such period is longer) than the CDSC schedule (or period) applicable to the new Class B shares.

      Class B shares of a Fund acquired through an exchange of Class B shares of another Ivy fund will be subject to that Fund's CDSC schedule (or period) if such schedule is higher (or such period is longer) than the CDSC schedule (or period) applicable to the Ivy fund from which the exchange was made.

      For purposes of both the conversion feature and computing the CDSC that may be payable upon the redemption of the new Class B shares (prior to conversion), the holding period of the outstanding Class B shares is "tacked" onto the holding period of the new Class B shares.

      The following CDSC table applies to Class B shares of Ivy Asia Pacific Fund, Ivy Bond Fund, Ivy China Region Fund, Ivy Developing Nations Fund, Ivy European Opportunities Fund, Ivy Global Fund, Ivy Global Natural Resources Fund, Ivy Global Science & Technology Fund, Ivy Growth Fund, Ivy Growth with Income Fund, Ivy International Fund II, Ivy International Fund, Ivy International Small Companies Fund, Ivy International Strategic Bond Fund, Ivy Pan-Europe Fund, Ivy South America Fund, Ivy US Blue Chip Fund, and Ivy US Emerging Growth Fund.

                                            CONTINGENT DEFERRED SALES CHARGE AS
                                            A PERCENTAGE OF DOLLAR AMOUNT
YEAR SINCE PURCHASE                         SUBJECT TO CHARGE
First                                                     5%
Second                                                    4%
Third                                                     3%
Fourth                                                    3%
Fifth                                                     2%
Sixth                                                     1%
Seventh and thereafter                                    0%

      CLASS  C:  Class  C  shareholders   may  exchange  their  Class  C  shares
("outstanding Class C shares") for Class C shares of another Ivy fund ("new Class C shares") on the basis of the relative net asset value per Class C share, without the payment of any CDSC that would otherwise be due upon redemption. (Class C shares are subject to a CDSC of 1.00% if redeemed within one year of the date of purchase.)

      ALL CLASSES: The minimum value of shares which may be exchanged into an Ivy fund in which shares are not already held is $1,000. No exchange out of the Fund (other than by a complete exchange of all Fund shares) may be made if it would reduce the shareholder's interest in the Fund to less than $1,000.

      Each exchange will be made on the basis of the relative net asset value per share of the Ivy funds involved in the exchange next computed following receipt by IMSC of telephone instructions by IMSC or a properly executed request. Exchanges, whether written or telephonic, must be received by IMSC by the close of regular trading on the Exchange (normally 4:00 p.m., eastern time) to receive the price computed on the day of receipt. Exchange requests received after that time will receive the price next determined following receipt of the request. The exchange privilege may be modified or terminated at any time, upon at least 60 days' notice to the extent required by applicable law. See "Redemptions."

      An exchange of shares between any of the Ivy funds will result in a taxable gain or loss. Generally, this will be a capital gain or loss (long-term or short-term, depending on the holding period of the shares) in the amount of the difference between the net asset value of the shares surrendered and the shareholder's tax basis for those shares. However, in certain circumstances, shareholders will be ineligible to take sales charges into account in computing taxable gain or loss on an exchange. See "Taxation."

      With limited exceptions, gain realized by a tax-deferred retirement plan will not be taxable to the plan and will not be taxed to the participant until distribution. Each investor should consult his or her tax adviser regarding the tax consequences of an exchange transaction.

            LETTER OF INTENT

      Reduced sales charges apply to initial investments in Class A shares of each Fund made pursuant to a non-binding Letter of Intent. A Letter of Intent may be submitted by an individual, his or her spouse and children under the age of 21, or a trustee or other fiduciary of a single trust estate or single fiduciary account. See the Account Application in the Prospectus. Any investor may submit a Letter of Intent stating that he or she will invest, over a period of 13 months, at least $50,000 in Class A shares of a Fund. A Letter of Intent may be submitted at the time of an initial purchase of Class A shares of a Fund or within 90 days of the initial purchase, in which case the Letter of Intent will be back dated. A shareholder may include, as an accumulation credit, the value (at the applicable offering price) of all Class A shares of Ivy Asia Pacific Fund, Ivy Bond Fund, Ivy China Region Fund, Ivy Developing Nations Fund, Ivy European Opportunities Fund, Ivy Global Fund, Ivy Global Natural Resources Fund, Ivy Global Science & Technology Fund, Ivy Growth Fund, Ivy Growth with Income Fund, Ivy International Fund II, Ivy International Fund, Ivy International Small Companies Fund, Ivy International Strategic Bond Fund, Ivy Pan-Europe Fund, Ivy South America Fund, Ivy US Blue Chip Fund and Ivy US Emerging Growth Fund (and shares that have been exchanged into Ivy Money Market Fund from any of the other funds in the Ivy Funds) held of record by him or her as of the date of his or her Letter of Intent. During the term of the Letter of Intent, the Transfer Agent will hold Class A shares representing 5% of the indicated amount (less any accumulation credit value) in escrow. The escrowed Class A shares will be released when the full indicated amount has been purchased. If the full indicated amount is not purchased during the term of the Letter of Intent, the investor is required to pay IMDI an amount equal to the difference between the dollar amount of sales charge that he or she has paid and that which he or she would have paid on his or her aggregate purchases if the total of such purchases had been made at a single time. Such payment will be made by an automatic liquidation of Class A shares in the escrow account. A Letter of Intent does not obligate the investor to buy or the Trust to sell the indicated amount of Class A shares, and the investor should read carefully all the provisions of such letter before signing.

            RETIREMENT PLANS

      Shares may be purchased in connection with several types of tax-deferred retirement plans. Shares of more than one fund distributed by IMDI may be purchased in a single application establishing a single account under the plan, and shares held in such an account may be exchanged among the Ivy funds in accordance with the terms of the applicable plan and the exchange privilege available to all shareholders. Initial and subsequent purchase payments in connection with tax-deferred retirement plans must be at least $25 per participant.

      The following fees will be charged to individual shareholder accounts as described in the retirement prototype plan document:

      Retirement Plan New Account Fee                 no fee
      Retirement Plan Annual Maintenance Fee          $10.00 per fund account

      For shareholders whose retirement accounts are diversified across several Ivy funds, the annual maintenance fee will be limited to not more than $20.

      The following discussion describes the tax treatment of certain tax-deferred retirement plans under current Federal income tax law. State income tax consequences may vary. An individual considering the establishment of a retirement plan should consult with an attorney and/or an accountant with respect to the terms and tax aspects of the plan.

      INDIVIDUAL RETIREMENT ACCOUNTS: Shares of each Fund may be used as a funding medium for an Individual Retirement Account ("IRA"). Eligible individuals may establish an IRA by adopting a model custodial account available from IMSC, who may impose a charge for establishing the account. Individuals should consult their tax advisers before investing IRA assets in an Ivy fund if that fund primarily distributes exempt-interest dividends.

      An individual who has not reached age 70-1/2 and who receives compensation or earned income is eligible to contribute to an IRA, whether or not he or she is an active participant in a retirement plan. An individual who receives a distribution from another IRA, a qualified retirement plan, a qualified annuity plan or a tax-sheltered annuity or custodial account ("403(b) plan") that qualifies for "rollover" treatment is also eligible to establish an IRA by rolling over the distribution either directly or within 60 days after its receipt. Tax advice should be obtained in connection with planning a rollover contribution to an IRA.

      In general, an eligible individual may contribute up to the lesser of $2,000 or 100% of his or her compensation or earned income to an IRA each year. If a husband and wife are both employed, and both are under age 70-1/2, each may set up his or her own IRA within these limits. If both earn at least $2,000 per year, the maximum potential contribution is $4,000 per year for both. For years after 1996, the result is similar even if one spouse has no earned income; if the joint earned income of the spouses is at least $4,000, a contribution of up to $2,000 may be made to each spouse's IRA. Rollover contributions are not subject to these limits.

      An individual may deduct his or her annual contributions to an IRA in computing his or her Federal income tax within the limits described above, provided he or she (or his or her spouse, if they file a joint Federal income tax return) is not an active participant in a qualified retirement plan (such as a qualified corporate, sole proprietorship, or partnership pension, profit sharing, 401(k) or stock bonus plan), qualified annuity plan, 403(b) plan, simplified employee pension, or governmental plan. If he or she (or his or her spouse) is an active participant, whether the individual's contribution to an IRA is fully deductible, partially deductible or not deductible depends on (i) adjusted gross income and (ii) whether it is the individual or the individual's spouse who is an active participant, in the case of married individuals filing jointly. Contributions may be made up to the maximum permissible amount even if they are not deductible. Rollover contributions are not includable in income for Federal income tax purposes and therefore are not deductible from it.

      Generally, earnings on an IRA are not subject to current Federal income tax until distributed. Distributions attributable to tax-deductible contributions and to IRA earnings are taxed as ordinary income. Distributions of non-deductible contributions are not subject to Federal income tax. In general, distributions from an IRA to an individual before he or she reaches age 59-1/2 are subject to a nondeductible penalty tax equal to 10% of the taxable amount of the distribution. The 10% penalty tax does not apply to amounts withdrawn from an IRA after the individual reaches age 59-1/2, becomes disabled or dies, or if withdrawn in the form of substantially equal payments over the life or life expectancy of the individual and his or her designated beneficiary, if any, or rolled over into another IRA, amounts withdrawn and used to pay for deductible medical expenses and amounts withdrawn by certain unemployed individuals not in excess of amounts paid for certain health insurance premiums, amounts used to pay certain qualified higher education expenses, and amounts used within 120 days of the date the distribution is received to pay for certain first-time homebuyer expenses. Distributions must begin to be withdrawn not later than April 1 of the calendar year following the calendar year in which the individual reaches age 70-1/2. Failure to take certain minimum required distributions will result in the imposition of a 50% non-deductible penalty tax.

      ROTH IRAS: Shares of each Fund also may be used as a funding medium for a Roth Individual Retirement Account ("Roth IRA"). A Roth IRA is similar in numerous ways to the regular (traditional) IRA, described above. Some of the primary differences are as follows.

      A single individual earning below $95,000 can contribute up to $2,000 per year to a Roth IRA. The maximum contribution amount diminishes and gradually falls to zero for single filers with adjusted gross incomes ranging from $95,000 to $110,000. Married couples earning less than $150,000 combined, and filing jointly, can contribute a full $4,000 per year ($2,000 per IRA). The maximum contribution amount for married couples filing jointly phases out from $150,000 to $160,000. An individual whose adjusted gross income exceeds the maximum phase-out amount cannot contribute to a Roth IRA.

      An eligible individual can contribute money to a traditional IRA and a Roth IRA as long as the total contribution to all IRAs does not exceed $2,000. Contributions to a Roth IRA are not deductible. Contributions to a Roth IRA may be made even after the individual for whom the account is maintained has attained age 70 1/2.

      No distributions are required to be taken prior to the death of the original account holder. If a Roth IRA has been established for a minimum of five years, distributions can be taken tax-free after reaching age 59 1/2, for a first-time home purchase ($10,000 maximum, one time use), or upon death or disability. All other distributions from a Roth IRA (other than the amount of nondeductible contributions) are taxable and subject to a 10% tax penalty unless an exception applies. Exceptions to the 10% penalty include: reaching age 59 1/2, death, disability, deductible medical expenses, the purchase of health insurance for certain unemployed individual and qualified higher education expenses.

      An individual with an income of less than $100,000 (who is not married filing separately) can roll his or her existing IRA into a Roth IRA. However, the individual must pay taxes on the taxable amount in his or her traditional IRA. After 1998, all taxes on such a rollover will have to be paid in the tax year in which the rollover is made.

      QUALIFIED PLANS: For those self-employed individuals who wish to purchase shares of one or more Ivy funds through a qualified retirement plan, a Custodial Agreement and a Retirement Plan are available from IMSC. The Retirement Plan may be adopted as a profit sharing plan or a money purchase pension plan. A profit sharing plan permits an annual contribution to be made in an amount determined each year by the self-employed individual within certain limits prescribed by law. A money purchase pension plan requires annual contributions at the level specified in the Custodial Agreement. There is no set-up fee for qualified plans and the annual maintenance fee is $20.00 per account.

      In general, if a self-employed individual has any common law employees, employees who have met certain minimum age and service requirements must be covered by the Retirement Plan. A self-employed individual generally must contribute the same percentage of income for common law employees as for himself or herself.

      A self-employed individual may contribute up to the lesser of $30,000 or 25% of compensation or earned income to a money purchase pension plan or to a combination profit sharing and money purchase pension plan arrangement each year on behalf of each participant. To be deductible, total contributions to a profit sharing plan generally may not exceed 15% of the total compensation or earned income of all participants in the plan, and total contributions to a combination money purchase-profit sharing arrangement generally may not exceed 25% of the total compensation or earned income of all participants. The amount of compensation or earned income of any one participant that may be included in computing the deduction is limited (generally to $150,000 for benefits accruing in plan years beginning after 1993, with annual inflation adjustments). A self-employed individual's contributions to a retirement plan on his or her own behalf must be deducted in computing his or her earned income.

      Corporate employers may also adopt the Custodial Agreement and Retirement Plan for the benefit of their eligible employees. Similar contribution and deduction rules apply to corporate employers.

      Distributions from the Retirement Plan generally are made after a participant's separation from service. A 10% penalty tax generally applies to distributions to an individual before he or she reaches age 59-1/2, unless the individual (1) has reached age 55 and separated from service; (2) dies; (3) becomes disabled; (4) uses the withdrawal to pay tax-deductible medical expenses; (5) takes the withdrawal as part of a series of substantially equal payments over his or her life expectancy or the joint life expectancy of himself or herself and a designated beneficiary; or (6) rolls over the distribution.

      The Transfer Agent will arrange for Investors Bank & Trust to furnish custodial services to the employer and any participating employees.

      DEFERRED COMPENSATION FOR PUBLIC SCHOOLS AND CHARITABLE ORGANIZATIONS ("403(B)(7) ACCOUNT"): Section 403(b)(7) of the Internal Revenue Code of 1986, as amended (the "Code") permits public school systems and certain charitable organizations to use mutual fund shares held in a custodial account to fund deferred compensation arrangements with their employees. A custodial account agreement is available for those employers whose employees wish to purchase shares of the Trust in conjunction with such an arrangement. The special application for a 403(b)(7) Account is available from IMSC.

      Distributions from the 403(b)(7) Account may be made only following death, disability, separation from service, attainment of age 59-1/2, or incurring a financial hardship. A 10% penalty tax generally applies to distributions to an individual before he or she reaches age 59-1/2, unless the individual (1) has reached age 55 and separated from service; (2) dies or becomes disabled; (3)
uses the withdrawal to pay tax-deductible medical expenses; (4) takes the withdrawal as part of a series of substantially equal payments over his or her life expectancy or the joint life expectancy of himself or herself and a designated beneficiary; or (5) rolls over the distribution. There is no set-up fee for 403(b)(7) Accounts and the annual maintenance fee is $20.00 per account.

      SIMPLIFIED EMPLOYEE PENSION ("SEP") IRAS: An employer may deduct contributions to a SEP up to the lesser of $30,000 or 15% of compensation. SEP accounts generally are subject to all rules applicable to IRA accounts, except the deduction limits, and are subject to certain employee participation requirements. No new salary reduction SEPs ("SARSEPs") may be established after 1996, but existing SARSEPs may continue to be maintained, and non-salary reduction SEPs may continue to be established as well as maintained after 1996.

      SIMPLE PLANS: An employer may establish a SIMPLE IRA or a SIMPLE 401(k) for years after 1996. An employee can make pre-tax salary reduction contributions to a SIMPLE Plan, up to $6,000 a year (as indexed). Subject to certain limits, the employer will either match a portion of employee contributions, or will make a contribution equal to 2% of each employee's compensation without regard to the amount the employee contributes. An employer cannot maintain a SIMPLE Plan for its employees if the employer maintains or maintained any other qualified retirement plan with respect to which any contributions or benefits have been credited.

            REINVESTMENT PRIVILEGE

      Shareholders who have redeemed Class A shares of a Fund may reinvest all or a part of the proceeds of the redemption back into Class A shares of that Fund at net asset value (without a sales charge) within 60 days from the date of redemption. This privilege may be exercised only once. The reinvestment will be made at the net asset value next determined after receipt by IMSC of the reinvestment order accompanied by the funds to be reinvested. No compensation will be paid to any sales personnel or dealer in connection with the transaction.

      Any redemption is a taxable event. A loss realized on a redemption generally may be disallowed for tax purposes if the reinvestment privilege is exercised within 30 days after the redemption. In certain circumstances, shareholders will be ineligible to take sales charges into account in computing taxable gain or loss on a redemption if the reinvestment privilege is exercised. See "Taxation."

            RIGHTS OF ACCUMULATION

      A scale of reduced sales charges applies to any investment of $50,000 or more in Class A shares of each Fund. See "Initial Sales Charge Alternative -- Class A Shares" in the Prospectus. The reduced sales charge is applicable to investments made at one time by an individual, his or her spouse and children under the age of 21, or a trustee or other fiduciary of a single trust estate or single fiduciary account (including a pension, profit sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the
Code). Rights of Accumulation is also applicable to current purchases of all of the funds of Ivy Fund (except Ivy Money Market Fund) by any of the persons enumerated above, where the aggregate quantity of Class A shares of such funds (and shares that have been exchanged into Ivy Money Market Fund from any of the other funds in the Ivy funds) and of any other investment company distributed by IMDI, previously purchased or acquired and currently owned, determined at the higher of current offering price or amount invested, plus the Class A shares being purchased, amounts to $50,000 or more for all funds other than Ivy Bond; or $100,000 or more for Ivy Bond Fund.

      At the time an investment takes place, IMSC must be notified by the investor or his or her dealer that the investment qualifies for the reduced sales charge on the basis of previous investments. The reduced sales charge is subject to confirmation of the investor's holdings through a check of the particular fund's records.

            SYSTEMATIC WITHDRAWAL PLAN

      A shareholder may establish a Systematic Withdrawal Plan (a "Withdrawal Plan"), by telephone instructions or by delivery to IMSC of a written election to have his or her shares withdrawn periodically, accompanied by a surrender to IMSC of all share certificates then outstanding in such shareholder's name, properly endorsed by the shareholder. To be eligible to elect a Withdrawal Plan, a shareholder must have at least $5,000 in his or her account. A Withdrawal Plan may not be established if the investor is currently participating in the Automatic Investment Method. A Withdrawal Plan may involve the depletion of a shareholder's principal, depending on the amount withdrawn.

      A redemption under a Withdrawal Plan is a taxable event. Shareholders contemplating participating in a Withdrawal Plan should consult their tax advisers.

      Additional investments made by investors participating in a Withdrawal Plan must equal at least $1,000 each while the Withdrawal Plan is in effect. Making additional purchases while a Withdrawal Plan is in effect may be disadvantageous to the investor because of applicable initial sales charges or CDSCs.

      An investor may terminate his or her participation in the Withdrawal Plan at any time by delivering written notice to IMSC. If all shares held by the investor are liquidated at any time, participation in the Withdrawal Plan will terminate automatically. The Trust or IMSC may terminate the Withdrawal Plan option at any time after reasonable notice to shareholders.

            GROUP SYSTEMATIC INVESTMENT PROGRAM

      Shares of each Fund may be purchased in connection with investment programs established by employee or other groups using systematic payroll deductions or other systematic payment arrangements. The Trust does not itself organize, offer or administer any such programs. However, it may, depending upon the size of the program, waive the minimum initial and additional investment requirements for purchases by individuals in conjunction with programs organized and offered by others. Unless shares of a Fund are purchased in conjunction with IRAs (see "How to Buy Shares" in the Prospectus), such group systematic investment programs are not entitled to special tax benefits under the Code. The Trust reserves the right to refuse purchases at any time or suspend the offering of shares in connection with group systematic investment programs, and to restrict the offering of shareholder privileges, such as check writing, simplified redemptions and other optional privileges, as described in the Prospectus, to shareholders using group systematic investment programs.

      With respect to each shareholder account established on or after September 15, 1972 under a group systematic investment program, the Trust and IMI each currently charge a maintenance fee of $3.00 (or portion thereof) that for each twelve-month period (or portion thereof) that the account is maintained. The Trust may collect such fee (and any fees due to IMI) through a deduction from distributions to the shareholders involved or by causing on the date the fee is assessed a redemption in each such shareholder account sufficient to pay such fee. The Trust reserves the right to change these fees from time to time without advance notice.

      Class A shares of each Fund are made available to Merrill Lynch Daily K Plan (the "Plan") participants at NAV without an initial sales charge if:

(i) the Plan is recordkept on a daily valuation basis by Merrill Lynch and, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets invested in broker/dealer funds not advised or managed by Merrill Lynch Asset Management, L.P. ("MLAM") that are made available pursuant to a Service Agreement between Merrill Lynch and the fund's principal underwriter or distributor and in funds advised or managed by MLAM (collectively, the "Applicable Investments");

(ii) the Plan is recordkept on a daily valuation basis by an independent recordkeeper whose services are provided through a contract or alliance arrangement with Merrill Lynch, and on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets, excluding money market funds, invested in Applicable Investments; or

(iii) the Plan has 500 or more eligible employees, as determined by Merrill Lynch plan conversion manager, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement.

      Alternatively, Class B shares of each Fund are made available to Plan participants at NAV without a CDSC if the Plan conforms with the requirements for eligibility set forth in (i) through (iii) above but either does not meet the $3 million asset threshold or does not have 500 or more eligible employees.

      Plans recordkept on a daily basis by Merrill Lynch or an independent recordkeeper under a contract with Merrill Lynch that are currently investing in Class B shares of a Fund convert to Class A shares once the Plan has reached $5 million invested in Applicable Investments, or 10 years after the date of the initial purchase by a participant under the Plan--the Plan will receive a Plan level share conversion.

                                       REDEMPTIONS

      Shares of each Fund are redeemed at their net asset value next determined after a proper redemption request has been received by IMSC, less any applicable CDSC.

      Unless a shareholder requests that the proceeds of any redemption be wired to his or her bank account, payment for shares tendered for redemption is made by check within seven days after tender in proper form, except that the Trust reserves the right to suspend the right of redemption or to postpone the date of payment upon redemption beyond seven days, (i) for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which trading on the Exchange is restricted, (ii) for any period during which an emergency exists as determined by the SEC as a result of which disposal of securities owned by a Fund is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets, or
(iii) for such other periods as the SEC may by order permit for the protection of shareholders of a Fund.

      The Trust may redeem those accounts of shareholders who have maintained an investment, including sales charges paid, of less than $1,000 in a Fund for a period of more than 12 months. All accounts below that minimum will be redeemed simultaneously when MIMI deems it advisable. The $1,000 balance will be determined by actual dollar amounts invested by the shareholder, unaffected by market fluctuations. The Trust will notify any such shareholder by certified mail of its intention to redeem such account, and the shareholder shall have 60 days from the date of such letter to invest such additional sums as shall raise the value of such account above that minimum. Should the shareholder fail to forward such sum within 60 days of the date of the Trust's letter of notification, the Trust will redeem the shares held in such account and transmit the redemption in value thereof to the shareholder. However, those shareholders who are investing pursuant to the Automatic Investment Method will not be redeemed automatically unless they have ceased making payments pursuant to the plan for a period of at least six consecutive months, and these shareholders will be given six-months' notice by the Trust before such redemption. Shareholders in a qualified retirement, pension or profit sharing plan who wish to avoid tax consequences must "rollover" any sum so redeemed into another qualified plan within 60 days. The Trustees of the Trust may change the minimum account size.

      If a shareholder has given authorization for telephonic redemption privilege, shares can be redeemed and proceeds sent by Federal wire to a single previously designated bank account. Delivery of the proceeds of a wire redemption request of $250,000 or more may be delayed by each Fund for up to seven days if deemed appropriate under then-current market conditions. The Trust reserves the right to change this minimum or to terminate the telephonic redemption privilege without prior notice. The Trust cannot be responsible for the efficiency of the Federal wire system of the shareholder's dealer of record or bank. The shareholder is responsible for any charges by the shareholder's bank.

      Each Fund employs reasonable procedures that require personal identification prior to acting on redemption or exchange instructions communicated by telephone to confirm that such instructions are genuine. In the absence of such instructions, a Fund may be liable for any losses due to unauthorized or fraudulent telephone instructions.

                               CONVERSION OF CLASS B SHARES

      As described in the Prospectus, Class B shares of each Fund will automatically convert to Class A shares of that Fund, based on the relative net asset values per share of the two classes, no later than the month following the eighth anniversary of the initial issuance of such Class B shares of that Fund occurs. For the purpose of calculating the holding period required for conversion of Class B shares, the date of initial issuance shall mean: (1) the date on which such Class B shares were issued, or (2) for Class B shares obtained through an exchange, or a series of exchanges, (subject to the exchange privileges for Class B shares) the date on which the original Class B shares were issued. For purposes of conversion of Class B shares, Class B shares purchased through the reinvestment of dividends and capital gain distributions paid in respect of Class B shares will be held in a separate sub-account. Each time any Class B shares in the shareholder's regular account (other than those shares in the sub-account) convert to Class A shares, a pro rata portion of the Class B shares in the sub-account will also convert to Class A shares. The portion will be determined by the ratio that the shareholder's Class B shares converting to Class A shares bears to the shareholder's total Class B shares not acquired through the reinvestment of dividends and capital gain distributions.

                                     NET ASSET VALUE

      The net asset value per share of each Fund is computed by dividing the value of that Fund's aggregate net assets (i.e., its total assets less its liabilities) by the number of the Fund's shares outstanding. For purposes of determining each Fund's aggregate net assets, receivables are valued at their realizable amounts. Each Fund's liabilities, if not identifiable as belonging to a particular class of the Fund, are allocated among that Fund's several classes based on their relative net asset size. Liabilities attributable to a particular class are charged to that class directly. The total liabilities for a class are then deducted from the class's proportionate interest in the Fund's assets, and the resulting amount is divided by the number of shares of the class outstanding to produce its net asset value per share.

      A security listed or traded on a recognized stock exchange or The Nasdaq Stock Market, Inc. ("Nasdaq") is valued at the security's last sale price on the exchange on which the security is principally traded. If no sale is reported at that time, the average between the last bid and asked price (the "Calculated Mean") is used. Unless otherwise noted herein, the value of a foreign security is determined in its national currency as of the normal close of trading on the foreign exchange on which it is traded or as of the close of regular trading on the Exchange, if that is earlier, and that value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, eastern time, on the day the value of the foreign security is determined. All other securities for which OTC market quotations are readily available are valued at the Calculated Mean.

      A debt security normally is valued on the basis of quotes obtained from at least two dealers (or one dealer who has made a market in the security) or pricing services that take into account appropriate valuation factors. Interest is accrued daily. Money market instruments are valued at amortized cost, which the Board believes approximates market value.

      An exchange-traded option is valued at the last sale price on the exchange on which it is principally traded, if available, and otherwise is valued at the last sale price on the other exchange(s). If there were no sales on any exchange, the option shall be valued at the Calculated Mean, if possible, and otherwise at the last offering price, in the case of a written option, and the last bid price, in the case of a purchased option. An OTC option is valued at the last offering price, in the case of a written option, and the last bid price, in the case of a purchased option. Exchange listed and widely-traded OTC futures (and options thereon) are valued at the most recent settlement price.

      Securities and other assets for which market prices are not readily available are priced at their "fair value" as determined by IMI in accordance with procedures approved by the Board. Trading in securities on many foreign securities exchanges is normally completed before the close of regular trading on the Exchange. Trading on foreign exchanges may not take place on all days on which there is regular trading on the Exchange, or may take place on days on which there is no regular trading on the Exchange (e.g., any of the national business holidays identified below). If events materially affecting the value of the Fund's portfolio securities occur between the time when a foreign exchange closes and the time when the Fund's net asset value is calculated (see following paragraph), such securities may be valued at fair value as determined by IMI and approved by the Board.

      Portfolio securities are valued (and net asset value per share is determined) as of the close of regular trading on the Exchange (normally 4:00 p.m., eastern time) on each day the Exchange is open for trading. The Exchange and the Trust's offices are expected to be closed, and net asset value will not be calculated, on the following national business holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. On those days when either or both of the Fund's Custodian or the Exchange close early as a result of a partial holiday or otherwise, the Trust reserves the right to advance the time on that day by which purchase and redemption requests must be received.

      The number of shares you receive when you place a purchase order, and the payment you receive after submitting a redemption request, is based on a Fund's net asset value next determined after your instructions are received in proper form by IMSC or by your registered securities dealer. Each purchase and redemption order is subject to any applicable sales charge. Since each Fund invests in securities that are listed on foreign exchanges that may trade on weekends or other days when the Funds not price their shares, each Fund's net asset value may change on days when shareholders will not be able to purchase or redeem that Fund's shares. The sale of each Fund's shares will be suspended during any period when the determination of its net asset value is suspended pursuant to rules or orders of the SEC and may be suspended by the Board whenever in its judgment it is in a Fund's best interest to do so.

                                         TAXATION

      The following is a general discussion of certain tax rules thought to be applicable with respect to each Fund. It is merely a summary and is not an exhaustive discussion of all possible situations or of all potentially applicable taxes. Accordingly, shareholders and prospective shareholders should consult a competent tax adviser about the tax consequences to them of investing in a Fund.

      Each Fund intends to be taxed as a regulated investment company under Subchapter M of the Code. Accordingly, each Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of each Fund's assets is represented by cash, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of each Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies).

      As a regulated investment company, each Fund generally will not be subject to U.S. Federal income tax on its income and gains that it distributes to shareholders, if at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and the excess of any short-term capital gains over long-term capital losses) for the taxable year is distributed. Each Fund intends to distribute all such income.

      Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, each Fund must distribute during each calendar year, (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, each Fund intends to make distributions in accordance with the calendar year distribution requirements. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by a Fund in October, November or December of the year with a record date in such a month and paid by that Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year the distributions are declared, rather than the calendar year in which the distributions are received.

            OPTIONS, FUTURES AND FOREIGN CURRENCY FORWARD CONTRACTS

      The taxation of equity options and OTC options on debt securities is governed by Code section 1234. Pursuant to Code section 1234, the premium received by each Fund for selling a put or call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to that Fund. If a Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option written by a Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security and any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term depending upon the holding period of the security. With respect to a put or call option that is purchased by a Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is long-term or short-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

      Some of the options, futures and foreign currency forward contracts in which each Fund may invest may be "section 1256 contracts." Gains (or losses) on these contracts generally are considered to be 60% long-term and 40% short-term capital gains or losses; however, as described below, foreign currency gains or losses arising from certain section 1256 contracts are ordinary in character. Also, section 1256 contracts held by each Fund at the end of each taxable year (and on certain other dates prescribed in the Code) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized.

      The transactions in options, futures and forward contracts undertaken by each Fund may result in "straddles" for Federal income tax purposes. The straddle rules may affect the character of gains or losses realized by each Fund. In addition, losses realized by each Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the consequences of such transactions to each Fund are not entirely clear. The straddle rules may increase the amount of short-term capital gain realized by each Fund, which is taxed as ordinary income when distributed to shareholders.

      Each Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

      Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not engage in such transactions.

      Notwithstanding any of the foregoing, each Fund may recognize gain (but not loss) from a constructive sale of certain "appreciated financial positions" if that Fund enters into a short sale, offsetting notional principal contract, futures or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment are interests (including options, futures and forward contracts and short sales) in stock, partnership interests, certain actively traded trust instruments and certain debt instruments. Constructive sale treatment of appreciated financial positions does not apply to certain transactions closed in the 90-day period ending with the 30th day after the close of each Fund's taxable year, if certain conditions are met.

CURRENCY  FLUCTUATIONS  --  "SECTION  988"  GAINS  OR  LOSSES  Gains  or  losses attributable to fluctuations in exchange rates which occur between the time each Fund accrues receivables or liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of some investments, including debt securities denominated in a foreign currency and certain options, futures and forward contracts, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "section 988" gains or losses, increase or decrease the amount of each Fund's investment company taxable income available to be distributed to its shareholders as ordinary income.

INVESTMENT IN PASSIVE FOREIGN INVESTMENT COMPANIES

      Each Fund may invest in shares of foreign corporations which may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets, or 75% or more of its gross income is investment-type income. If a Fund receives a so-called "excess distribution" with respect to PFIC stock, that Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which a Fund held the PFIC shares. The Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

      Each Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. A Fund may elect to mark to market its PFIC shares, resulting in the shares being treated as sold at fair market value on the last business day of each taxable year. Any resulting gain would be reported as ordinary income; any resulting loss and any loss from an actual disposition of the shares would be reported as ordinary loss to the extent of any net gains reported in prior years. Under another election that currently is available in some circumstances, each Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given year.

            DEBT SECURITIES ACQUIRED AT A DISCOUNT

      Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by each Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount ("OID") is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures.

      Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by each Fund in the secondary market may be treated as having market discount. Generally, gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the "accrued market discount" on such debt security. In addition, the deduction of any interest expenses attributable to debt securities having market discount may be deferred. Market discount generally accrues in equal daily installments. Each Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

      Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by each Fund may be treated as having acquisition discount, or OID in the case of certain types of debt securities. Generally, each Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. Each Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

      Each Fund generally will be required to distribute dividends to shareholders representing discount on debt securities that is currently includable in income, even though cash representing such income may not have been received by that Fund. Cash to pay such dividends may be obtained from sales proceeds of securities held by that Fund.

            DISTRIBUTIONS

      Distributions of investment company taxable income are taxable to a U.S. shareholder as ordinary income, whether paid in cash or shares. Dividends paid by a Fund to a corporate shareholder, to the extent such dividends are attributable to dividends received from U.S. corporations by the Fund, may qualify for the dividends received deduction. However, the revised alternative minimum tax applicable to corporations may reduce the value of the dividends received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, designated by each Fund as capital gain dividends, are taxable to shareholders as long-term capital gains whether paid in cash or in shares, and regardless of how long the shareholder has held the Fund's shares; such distributions are not eligible for the dividends received deduction. Shareholders receiving distributions in the form of newly issued shares will have a cost basis in each share received equal to the net asset value of a share of that Fund on the distribution date. A distribution of an amount in excess of a Fund's current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder's basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder's basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares. Shareholders will be notified annually as to the U.S. Federal tax status of distributions and shareholders receiving distributions in the form of newly issued shares will receive a report as to the net asset value of the shares received.

      If the net asset value of shares is reduced below a shareholder's cost as a result of a distribution by a Fund, such distribution generally will be taxable even though it represents a return of invested capital. Shareholders should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at this time may reflect the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a distribution which generally will be taxable to them.

            DISPOSITION OF SHARES

      Upon a redemption, sale or exchange of his or her shares, a shareholder will realize a taxable gain or loss depending upon his or her basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and, if so, will be long-term or short-term, depending upon the shareholder's holding period for the shares. Any loss realized on a redemption sale or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six-months or less will be treated for tax purposes as a long-term capital loss to the extent of any distributions of capital gain dividends received or treated as having been received by the shareholder with respect to such shares.

      In some cases, shareholders will not be permitted to take all or portion of their sales loads into account for purposes of determining the amount of gain or loss realized on the disposition of their shares. This prohibition generally applies where (1) the shareholder incurs a sales load in acquiring the shares of a Fund, (2) the shares are disposed of before the 91st day after the date on which they were acquired, and (3) the shareholder subsequently acquires shares in a Fund or another regulated investment company and the otherwise applicable sales charge is reduced under a "reinvestment right" received upon the initial purchase of Fund shares. The term "reinvestment right" means any right to acquire shares of one or more regulated investment companies without the payment of a sales load or with the payment of a reduced sales charge. Sales charges affected by this rule are treated as if they were incurred with respect to the shares acquired under the reinvestment right. This provision may be applied to successive acquisitions of fund shares.

            FOREIGN WITHHOLDING TAXES

      Income received by each Fund from sources within a foreign country may be subject to withholding and other taxes imposed by that country.

      If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, that Fund will be eligible and may elect to "pass-through" to its shareholders the amount of foreign income and similar taxes paid by the Fund. Pursuant to this election, a shareholder will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign income and similar taxes paid by the Fund, and will be entitled either to deduct his or her pro rata share of foreign income and similar taxes in computing his or her taxable income or to use it as a foreign tax credit against his or her U.S. Federal income taxes, subject to limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Foreign taxes generally may not be deducted by a shareholder that is an individual in computing the alternative minimum tax. Each shareholder will be notified within 60 days after the close of the Fund's taxable year whether the foreign taxes paid by the Fund will "pass-through" for that year and, if so, such notification will designate (1) the shareholder's portion of the foreign taxes paid to each such country and (2) the portion of the dividend which represents income derived from sources within each such country.

      Generally, except in the case of certain electing individual taxpayers who have limited creditable foreign taxes and no foreign source income other than passive investment-type income, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if a Fund makes the election described in the preceding paragraph, the source of the Fund's income flows through to its shareholders. With respect to each Fund, gains from the sale of securities generally will be treated as derived from U.S. sources and section 988 gains will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, including foreign source passive income received from each Fund. In addition, the foreign tax credit may offset only 90% of the revised alternative minimum tax imposed on corporations and individuals. Furthermore, the foreign tax credit is eliminated with respect to foreign taxes withheld on dividends if the dividend-paying shares or the shares of a Fund are held by the Fund or the shareholder, as the case may be, for less than 16 days (46 days in the case of preferred shares) during the 30-day period (90-day period for preferred shares) beginning 15 days (45 days for preferred shares) before the shares become ex-dividend. In addition, if a Fund fails to satisfy these holding period requirements, it cannot elect to pass through to shareholders the ability to claim a deduction for related foreign taxes.

      The foregoing is only a general description of the foreign tax credit under current law. Because application of the credit depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisers.

            BACKUP WITHHOLDING

      Each Fund will be required to report to the Internal Revenue Service ("IRS") all taxable distributions as well as gross proceeds from the redemption of the Fund's shares, except in the case of certain exempt shareholders. All such distributions and proceeds will be subject to withholding of Federal income tax at a rate of 31% ("backup withholding") in the case of non-exempt shareholders if (1) the shareholder fails to furnish a Fund with and to certify the shareholder's correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or a Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. If the withholding provisions are applicable, any such distributions or proceeds, whether reinvested in additional shares or taken in cash, will be reduced by the amounts required to be withheld.

      Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. This discussion does not purport to deal with all of the tax consequences applicable to each Fund or shareholders. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

                                 PERFORMANCE INFORMATION

      Performance information for the classes of shares of each Fund may be compared, in reports and promotional literature, to: (i) the S&P 500 Index, the Dow Jones Industrial Average ("DJIA"), or other unmanaged indices so that investors may compare each Fund's results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general; (ii) other groups of mutual funds tracked by Lipper Analytical Services, a widely used independent research firm that ranks mutual funds by overall performance, investment objectives and assets, or tracked by other services, companies, publications or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in a Fund. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions or administrative and management costs and expenses. Performance rankings are based on historical information and are not intended to indicate future performance.



      AVERAGE ANNUAL TOTAL RETURN. Quotations of standardized average annual total return ("Standardized Return") for a specific class of shares of each Fund will be expressed in terms of the average annual compounded rate of return that would cause a hypothetical investment in that class of that Fund made on the first day of a designated period to equal the ending redeemable value ("ERV") of such hypothetical investment on the last day of the designated period, according to the following formula:

      P(1 + T){superscript n} = ERV

      Where:      P     =     a hypothetical initial payment of $1,000
                              to purchase shares of a specific class

                  T     =     the average annual total return of shares of
                              that class

                  n     =     the number of years

                  ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period.

      For purposes of the above computation for each Fund, it is assumed that all dividends and capital gains distributions made by that Fund are reinvested at net asset value in additional shares of the same class during the designated period. In calculating the ending redeemable value for Class A shares and assuming complete redemption at the end of the applicable period, the maximum 5.75% sales charge is deducted from the initial $1,000 payment and, for Class B and Class C shares, the applicable CDSC imposed upon redemption of Class B or Class C shares held for the period is deducted. Standardized Return quotations for each Fund do not take into account any required payments for federal or state income taxes. Standardized Return quotations for Class B shares for periods of over eight years will reflect conversion of the Class B shares to Class A shares at the end of the eighth year. Standardized Return quotations are determined to the nearest 1/100 of 1%.

      Each Fund may, from time to time, include in advertisements, promotional literature or reports to shareholders or prospective investors total return data that are not calculated according to the formula set forth above ("Non-Standardized Return"). Neither initial nor CDSCs are taken into account in calculating Non-Standardized Return; a sales charge, if deducted, would reduce the return.

      The following tables summarize the calculation of Standardized and Non-Standardized Return for the Class A, Class B and Class C shares of each Fund for the periods indicated. In determining the average annual total return for a specific class of shares of a Fund, recurring fees, if any, that are charged to all shareholder accounts are taken into consideration. For any account fees that vary with the size of the account of the Fund, the account fee used for purposes of the following computations is assumed to be the fee that would be charged to the mean account size of the Fund.

                       IVY ASIA PACIFIC FUND

                       STANDARDIZED RETURN[*]

                 CLASS A[1]   CLASS B[2]   CLASS C[3]

Year ended
December 31,
1998             (12.21)%     (12.10)%     (8.29)%

 Inception [#]
to year ended
December 31,     (27.29)%     (27.09)%     (28.60)%
1998:

                    NON-STANDARDIZED RETURN[**]

                 CLASS A[4]   CLASS B[5]   CLASS C[6]

Year ended
December 31,
1998             (6.86)%      (7.48)%      (7.37)%

Inception [#]
to year ended
December 31,     (25.04)%     (25.53)%     (28.60)%
1998:
---------------------------------------------------------------------


      [*] The Standardized Return figures for Class A shares reflect the deduction of the maximum initial sales charge of 5.75%. The Standardized Return figures for Class B and C shares reflect the deduction of the applicable CDSC imposed on redemption of Class B or C shares held for the period.

      [**] The Non-Standardized Return figures do not reflect the deduction of any initial sales charge or CDSC.

      [#] The inception date for the Fund (and Class A, Class B and Class C shares of the Fund) was January 1, 1997.

      [1] The Standardized Return figures for the Class A shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class A shares for the period from inception through December 31, 1998 and the one year ended December 31, 1998 would have been (29.90)% and (16.09)%, respectively.

      [2] The Standardized Return figures for the Class B shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class B shares for the period from inception through December 31, 1998 and the one year ended December 31, 1998 would have been (29.04)% and (14.64)%, respectively.

      [3] The Standardized Return figures for the Class C shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class C shares for the period from inception through December 31, 1998 and the one year ended December 31, 1998 would have been (30.75)% and (11.32)%, respectively.

      [4] The Non-Standardized Return figures for Class A shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class A shares for the period from inception through December 31, 1998 and the one year ended December 31, 1998 would have been (27.77)% and (10.95)%, respectively.

      [5] The Non-Standardized Return figures for Class B shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class B shares for the period from inception through December 31, 1998 and the one year ended December 31, 1998 would have been (27.58)% and (10.13)%, respectively.

      [6] The Non-Standardized Return figures for Class C shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class C shares for the period from inception through December 31, 1998 and the one year ended December 31, 1998 would have been (30.75)% and (10.40)%, respectively.

                       IVY CHINA REGION FUND

                       STANDARDIZED RETURN[*]

                 CLASS A[1]   CLASS B[2]     CLASS C[3]

Year ended
December 31,
1998             (25.13)%     (24.99)%       (21.81)%

Five years
ended December
31, 1998         (11.68)%     (11.63)%       N/A

 Inception [#]
to year ended
December 31,     (8.76)%      (8.55)%        (13.93)%
1998[7]:

                    NON-STANDARDIZED RETURN[**]

                 CLASS A[4]   CLASS B[5]     CLASS C[6]

Year ended
December 31,
1998             (20.56)%     (21.04)%       (21.02)%

Five years
ended December
31, 1998         (10.63)%     (11.27)%       N/A

Inception [#]
to year ended
December 31,     (7.71)%      (8.38)%        (13.93)%
1998[7]:
---------------------------------------------


      [*] The Standardized Return figures for Class A shares reflect the deduction of the maximum initial sales charge of 5.75%. The Standardized Return figures for Class B and C shares reflect the deduction of the applicable CDSC imposed on redemption of Class B or C shares held for the period.

      [**] The Non-Standardized Return figures do not reflect the deduction of any initial sales charge or CDSC.

      [#] The inception date for the Fund (and Class A and Class B shares of the Fund) was October 23, 1993. The inception date for Class C shares was April 30, 1996.

      [1] The Standardized Return figures for the Class A shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class A shares for the period from inception through December 31, 1998 and the one year and five years ended December 31, 1998 would have been (9.17)%, (25.68)%, and (12.07)%, respectively.

      [2] The Standardized Return figures for the Class B shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class B shares for the period from inception through December 31, 1998 and the one year and five years ended December 31, 1998 would have been (8.93)%, (25.47)%, and (11.99)%, respectively.

      [3] The Standardized Return figures for the Class C shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class C shares for the period from inception through December 31, 1998 and the one year ended December 31, 1998 would have been (14.27)%, and (22.47)%, respectively. (Since the inception date for Class C shares was April 30, 1996, there were no outstanding Class C shares for the duration of the five year period ended December 31, 1998.)

      [4] The Non-Standardized Return figures for Class A shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class A shares for the period from inception through December 31, 1998 and the one year and five years ended December 31, 1998 would have been (8.12)%, (21.14)%, and (11.02)%, respectively.

      [5] The Non-Standardized Return figures for Class B shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class B shares for the period from inception through December 31, 1998 and the one year and five years ended December 31, 1998 would have been (8.76)%, (21.54)%, and (11.63)%, respectively

      [6] The Non-Standardized Return figures for Class C shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class C shares for the period from inception through December 31, 1998 and the one year ended December 31, 1998 would have been (14.27)%, and (21.68)%, respectively. (Since the inception date for Class C shares was April 30, 1996, there were no Class C shares outstanding for the five year period ended December 31, 1998.)

      [7] The total return for a period less than a full year is calculated on an aggregate basis and is not annualized.

               IVY DEVELOPING NATIONS FUND

                 STANDARDIZED RETURN[*]

                 CLASS A[1]   CLASS B[2]   CLASS C[3]

Year ended         (16.75)%     (16.73)%      (13.16)%
December 31,
1998:

 Inception [#]     (10.76)%     (10.60)%      (15.22)%
to year ended
December 31,
1998[7]:

               NON-STANDARDIZED RETURN[**]

                 CLASS A[4]   CLASS B[5]   CLASS C[6]

Year ended         (11.67)%     (12.35)%      (12.16)%
December 31,
1998:

Inception [#]      (9.49)%      (10.17)%      (15.22)%
to year ended
December 31,
1998[7]:
----------------------------------------------------------

      [*] The Standardized Return figures for Class A shares reflect the deduction of the maximum initial sales charge of 5.75%. The Standardized Return figures for Class B and C shares reflect the deduction of the applicable CDSC imposed on redemption of Class B or C shares held for the period.

      [**] The Non-Standardized Return figures do not reflect the deduction of any initial sales charge or CDSC.

      [#] The inception date for the Fund (Class A and Class B shares) was November 1, 1994. The inception date for Class C shares of the Fund was April 30, 1996.

      [1] The Standardized Return figures for the Class A shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class A shares for the period from inception through December 31, 1998 and the one year ended December 31, 1998 would have been (12.39)% and (18.01)%, respectively.

      [2] The Standardized Return figures for the Class B shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class B shares for the period from inception through December 31, 1998 and the one year ended December 31, 1998 would have been (12.19)% and (18.01)%, respectively.

      [3] The Standardized Return figures for the Class C shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class C shares for the period from inception through December 31, 1998 and the one year ended December 31, 1998 would have been(15.63)% and (14.14)%, respectively.

      [4] The Non-Standardized Return figures for Class A shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class A shares for the period from inception through December 31, 1998 and the one year ended December 31, 1998 would have been (11.12)% and (13.00)%, respectively.

      [5] The Non-Standardized Return figures for Class B shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class B shares for the period from inception through December 31, 1998 and the one year ended December 31, 1998 would have been (11.77)% and (13.68)%, respectively.

      [6] The Non-Standardized Return figures for Class C shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class C shares for the period from inception through December 31, 1998 and the one year ended December 31, 1998 would have been (15.63)% and (13.14)%, respectively.

      [7] The total return for a period less than a full year is calculated on an aggregate basis and is not annualized.



                      IVY SOUTH AMERICA FUND

                      STANDARDIZED RETURN[*]

                 CLASS A[1]       CLASS B[2]       CLASS C[3]

Year ended           (39.74)%         (39.76)%        (37.69)%
December 31,
1998

 Inception [#]       (13.13)%         (13.00)%        (11.75)%
to year ended
December 31,
1998[7]:

                   NON-STANDARDIZED RETURN[**]

                 CLASS A[4]       CLASS B[5]       CLASS C[6]

Year ended           (36.07)%         (36.59)%        (36.69)%
December 31,
1998

Inception [#]        (11.90)%         (12.59)%        (11.75)%
to year ended
December 31,
1998[7]:
-------------------------------------------------------------------


      [*] The Standardized Return figures for Class A shares reflect the deduction of the maximum initial sales charge of 5.75%. The Standardized Return figures for Class B and C shares reflect the deduction of the applicable CDSC imposed on redemption of Class B or C shares held for the period.

      [**] The Non-Standardized Return figures do not reflect the deduction of any initial sales charge or CDSC.

      [#] The inception date for the Fund (Class A and Class B shares) was November 1, 1994. The inception date for Class C shares was April 30, 1996.

      [1] The Standardized Return figures for the Class A shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class A shares for the period from inception through December 31, 1998 and the one year ended December 31, 1998 would have been (16.79)% and (42.33)%, respectively.

      [2] The Standardized Return figures for the Class B shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class B shares for the period from inception through December 31, 1998 and the one year ended December 31, 1998 would have been (16.53)% and (42.28)%, respectively.

      [3] The Standardized Return figures for the Class C shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class C shares for the period from inception through December 31, 1998 and the one year ended December 31, 1998 would have been (13.71)% and (40.44)%, respectively.

      [4] The Non-Standardized Return figures for Class A shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class A shares for the period from inception through December 31, 1998 and the one year ended December 31, 1998 would have been (15.59)% and (38.80)%, respectively.

      [5] The Non-Standardized Return figures for Class B shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class B shares for the period from inception through December 31, 1998 and the one year ended December 31, 1998 would have been (16.12)% and (39.23)%, respectively.

      [6] The Non-Standardized Return figures for Class C shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class C shares for the period from inception through December 31, 1998 and the one year ended December 31, 1998 would have been (13.71)% and (39.44)%, respectively.

      [7] The total return for a period less than a full year is calculated on an aggregate basis and is not annualized.

      CUMULATIVE TOTAL RETURN. Cumulative total return is the cumulative rate of return on a hypothetical initial investment of $1,000 in a specific class of shares of a Fund for a specified period. Cumulative total return quotations reflect changes in the price of a Fund's shares and assume that all dividends and capital gains distributions during the period were reinvested in shares of that. Cumulative total return is calculated by computing the cumulative rates of return of a hypothetical investment in a specific class of shares of a Fund over such periods, according to the following formula (cumulative total return is then expressed as a percentage):

      C = (ERV/P) - 1

      Where:      C     =     cumulative total return

                  P     =     a hypothetical initial investment of $1,000 to
                              purchase shares of a specific class

                  ERV = ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.

                              IVY ASIA PACIFIC FUND

      The following table summarizes the calculation of Cumulative Total Return for the periods indicated through December 31, 1998, assuming the maximum 5.75% sales charge has been assessed.

                                        SINCE
                         ONE YEAR       INCEPTION[*]
       Class A              (12.21)%       (46.96)%
       Class B              (12.10)%       (46.67)%
       Class C              (8.29)%        (45.82)%

      The following table summarizes the calculation of Cumulative Total Return for the periods indicated through December 31, 1998, assuming the maximum 5.75% sales charge has not been assessed.

                                        SINCE
                         ONE YEAR       INCEPTION[*]
       Class A              (6.86)%        (43.72)%
       Class B              (7.48)%        (44.45)%
       Class C              (7.37)%        (45.82)%
---------------------------

[*] The inception date for the Fund (Class A, Class B and Class C shares) was January 1, 1997.

                              IVY CHINA REGION FUND

      The following table summarizes the calculation of Cumulative Total Return for the periods indicated through December 31, 1998, assuming the maximum 5.75% sales charge has been assessed.

                 ONE YEAR        FIVE YEARS      SINCE
                                                 INCEPTION[*]
Class A             (25.13)%        (46.26)%        (37.85)%
Class B             (24.99)%        (46.11)%        (37.11)%
Class C             (21.81)%           N/A          (33.01)%

      The following table summarizes the calculation of Cumulative Total Return for the periods indicated through December 31, 1998, assuming the maximum 5.75% sales charge has not been assessed.

                 ONE YEAR        FIVE YEARS      SINCE
                                                 INCEPTION[*]
Class A             (20.56)%        (42.98)%        (34.06)%
Class B             (21.04)%        (45.01)%        (36.48)%
Class C             (21.02)%           N/A          (33.01)%
---------------------------

[*] The inception date for the Fund (Class A and Class B shares) was October 23, 1993. The inception date for Class C shares of the Fund was April 30, 1996.

                           IVY DEVELOPING NATIONS FUND

      The following table summarizes the calculation of Cumulative Total Return for the periods indicated through December 31, 1998, assuming the maximum 5.75% sales charge has been assessed.

                          ONE YEAR                         SINCE
                                                        INCEPTION[*]
Class A                   (16.75)%                        (37.81)%
Class B                   (16.73)%                        (37.96)%
Class C                   (13.16)%                        (35.67)%

      The following table summarizes the calculation of Cumulative Total Return for the periods indicated through December 31, 1998, assuming the maximum 5.75% sales charge has not been assessed.

                          ONE YEAR                         SINCE
                                                        INCEPTION[*]
Class A                   (11.67)%                        (34.01)%
Class B                   (12.35)%                        (36.04)%
Class C                   (12.16)%                        (35.67)%
---------------------------

      [*] The inception date for the Fund (Class A and Class B shares) was November 1, 1994. The inception date for Class C shares was April 30, 1996.

                             IVY SOUTH AMERICA FUND

      The following table summarizes the calculation of Cumulative Total Return for the periods indicated through December 31, 1998, assuming the maximum 5.75% sales charge has been assessed.

                          ONE YEAR                         SINCE
                                                        INCEPTION[*]
Class A                   (39.74)%                        (44.40)%
Class B                   (39.76)%                        (44.05)%
Class C                   (37.69)%                        (28.38)%

      The following table summarizes the calculation of Cumulative Total Return for the periods indicated through December 31, 1998, assuming the maximum 5.75% sales charge has not been assessed.

                          ONE YEAR                         SINCE
                                                        INCEPTION[*]
Class A                   (36.07)%                        (41.01)%
Class B                   (36.59)%                        (42.91)%
Class C                   (36.69)%                        (28.38)%
---------------------------

      [*] The inception date for the Fund (Class A and Class B shares) was November 1, 1994. The inception date for Class C shares of the Fund was April 30, 1996.

      OTHER  QUOTATIONS,  COMPARISONS  AND GENERAL  INFORMATION.  The  foregoing computation methods are prescribed for advertising and other communications subject to SEC Rule 482. Communications not subject to this rule may contain a number of different measures of performance, computation methods and assumptions, including but not limited to: historical total returns; results of actual or hypothetical investments; changes in dividends, distributions or share values; or any graphic illustration of such data. These data may cover any period of the Trust's existence and may or may not include the impact of sales charges, taxes or other factors.

      Performance quotations for each Fund will vary from time to time depending on market conditions, the composition of each Fund's portfolio and operating expenses of each Fund. These factors and possible differences in the methods used in calculating performance quotations should be considered when comparing performance information regarding each Fund's shares with information published for other investment companies and other investment vehicles. Performance quotations should also be considered relative to changes in the value of each Fund's shares and the risks associated with each Fund's investment objectives and policies. At any time in the future, performance quotations may be higher or lower than past performance quotations and there can be no assurance that any historical performance quotation will continue in the future.

      Each Fund may also cite endorsements or use for comparison its performance rankings and listings reported in such newspapers or business or consumer publications as, among others: AAII Journal, Barron's, Boston Business Journal, Boston Globe, Boston Herald, Business Week, Consumer's Digest, Consumer Guide Publications, Changing Times, Financial Planning, Financial World, Forbes, Fortune, Growth Fund Guide, Houston Post, Institutional Investor, International Fund Monitor, Investor's Daily, Los Angeles Times, Medical Economics, Miami Herald, Money Mutual Fund Forecaster, Mutual Fund Letter, Mutual Fund Source Book, Mutual Fund Values, National Underwriter, Nelson's Directory of Investment Managers, New York Times, Newsweek, No Load Fund Investor, No Load Fund* X, Oakland Tribune, Pension World, Pensions and Investment Age, Personal Investor, Rugg and Steele, Time, U.S. News and World Report, USA Today, The Wall Street Journal, and Washington Post.

                                   FINANCIAL STATEMENTS

      Each Fund's Portfolio of Investments as of December 31, 1998, Statement of Assets and Liabilities as of December 31, 1998, Statement of Operations for the fiscal year ended December 31, 1998, Statement of Changes in Net Assets for the fiscal year ended December 31, 1998, Financial Highlights, Notes to Financial Statements, and Report of Independent Accountants, which are included in each Fund's December 31, 1998 Annual Report to shareholders, are incorporated by reference into this SAI.

                                   APPENDIX A

          DESCRIPTION OF STANDARD & POOR'S RATINGS GROUP ("S&P") AND
            MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") CORPORATE
                        BOND AND COMMERCIAL PAPER RATINGS

[From "Moody's Bond Record," November 1994 Issue (Moody's Investors Service, New York, 1994), and "Standard & Poor's Municipal Ratings Handbook," October 1997 Issue (McGraw Hill, New York, 1997).]

MOODY'S:

      (a) CORPORATE BONDS. Bonds rated Aaa by Moody's are judged by Moody's to be of the best quality, carrying the smallest degree of investment risk. Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa are judged by Moody's to be of high quality by all standards. Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large as those of Aaa bonds, or fluctuations of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than those applicable to Aaa securities. Bonds which are rated A by Moody's possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. Bonds rated Baa by Moody's are considered medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments of or maintenance of other terms of the contract over any long period of time may be small. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

      (b) COMMERCIAL PAPER. The Prime rating is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Issuers within this Prime category may be given ratings 1, 2 or 3, depending on the relative strengths of these factors. The designation of Prime-1 indicates the highest quality repayment capacity of the rated issue. Issuers rated Prime-2 are deemed to have a strong ability for repayment while issuers voted Prime-3 are deemed to have an acceptable ability for repayment. Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P:

      (a) CORPORATE BONDS. An S&P corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. The ratings described below may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

      Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong. Debt rated AA is judged by S&P to have a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree. Debt rated A by S&P has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

      Debt rated BBB by S&P is regarded by S&P as having an adequate capacity to pay interest and repay principal. Although such bonds normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than debt in higher rated categories.

      Debt rated BB, B, CCC, CC and C is regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or exposures to adverse conditions. Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating. Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating. Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating. The rating CC typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating. The rating C typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

      The rating CI is reserved for income bonds on which no interest is being paid. Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

      (b) COMMERCIAL PAPER. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

      The commercial paper rating A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation. For commercial paper with an A-2 rating, the capacity for timely payment on issues is satisfactory, but not as high as for issues designated A-1. Issues rated A-3 have adequate capacity for timely payment, but are more vulnerable to the adverse effects of changes in circumstances than obligations carrying higher designations.

      Issues rated B are regarded as having only speculative capacity for timely payment. The C rating is assigned to short-term debt obligations with a doubtful capacity for payment. Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.

                            IVY ASIA PACIFIC FUND

                            IVY CHINA REGION FUND

                         IVY DEVELOPING NATIONS FUND

                            IVY SOUTH AMERICA FUND

                                  series of

                                   IVY FUND
                    Via Mizner Financial Plaza, Suite 300
                          700 South Federal Highway
                          Boca Raton, Florida 33432

                     STATEMENT OF ADDITIONAL INFORMATION
                             ADVISOR CLASS SHARES

                                 May 3, 1999
                      (as supplemented October 18, 1999)



      Ivy Fund (the "Trust") is an open-end management investment company that currently consists of nineteen fully managed portfolios, each of which (except for Ivy South America Fund and Ivy International Strategic Bond Fund) is diversified. This Statement of Additional Information ("SAI") relates to the Advisor Class shares of Ivy Asia Pacific Fund, Ivy China Region Fund, Ivy Developing Nations Fund, and Ivy South America Fund (each a "Fund"). The other fifteen portfolios of the Trust are described in separate prospectuses and SAIs.

      This SAI is not a prospectus and should be read in conjunction with the prospectus for the Funds' Advisor Class shares dated April 30, 1999 (the "Prospectus"), which may be obtained upon request and without charge from the Trust at the Distributor's address and telephone number printed below. Advisor Class shares are only offered to certain investors (see the Prospectus). The Funds also offer Class A, B and C shares, which are described in a separate prospectus and SAI that may also be obtained without charge from the Distributor.

                              INVESTMENT MANAGER

                         Ivy Management, Inc. ("IMI")
                    Via Mizner Financial Plaza, Suite 300
                          700 South Federal Highway
                          Boca Raton, Florida 33432
                          Telephone: (800) 777-6472

                                 DISTRIBUTOR

                  Ivy Mackenzie Distributors, Inc. ("IMDI")
                    Via Mizner Financial Plaza, Suite 300
                          700 South Federal Highway
                          Boca Raton, Florida 33432
                          Telephone: (800) 456-5111

                              TABLE OF CONTENTS


GENERAL INFORMATION..........................................................3

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS..................................3
      IVY ASIA PACIFIC FUND..................................................4
      INVESTMENT RESTRICTIONS FOR ASIA PACIFIC FUND..........................5
      IVY CHINA REGION FUND..................................................7
      INVESTMENT RESTRICTIONS FOR IVY CHINA REGION FUND......................8
      IVY DEVELOPING NATIONS FUND...........................................11
      INVESTMENT RESTRICTIONS FOR IVY DEVELOPING NATIONS FUND...............11
      IVY SOUTH AMERICA FUND................................................14
      INVESTMENT RESTRICTIONS FOR IVY SOUTH AMERICA FUND....................14
      COMMON STOCKS.........................................................18
      CONVERTIBLE SECURITIES................................................18
      SECURITIES ISSUED IN ASIA-PACIFIC COUNTRIES...........................19
      THE CHINA REGION......................................................20
      SOUTH AMERICAN SECURITIES.............................................20
      DEBT SECURITIES.......................................................22
            IN GENERAL......................................................22
            INVESTMENT-GRADE DEBT SECURITIES................................22
            LOW-RATED DEBT SECURITIES.......................................23
            U.S. GOVERNMENT SECURITIES......................................24
            ZERO COUPON BONDS...............................................25
            FIRM COMMITMENT AGREEMENTS AND "WHEN-ISSUED" SECURITIES.........25
      ILLIQUID SECURITIES...................................................25
      FOREIGN SECURITIES....................................................26
      DEPOSITORY RECEIPTS...................................................27
      EMERGING MARKETS......................................................28
      FOREIGN CURRENCIES....................................................29
      FOREIGN CURRENCY EXCHANGE TRANSACTIONS................................30
      OTHER INVESTMENT COMPANIES............................................31
      REPURCHASE AGREEMENTS.................................................31
      BANKING INDUSTRY AND SAVINGS AND LOAN OBLIGATIONS.....................31
      COMMERCIAL PAPER......................................................31
      BORROWING.............................................................32
      WARRANTS..............................................................32
      OPTIONS TRANSACTIONS..................................................32
            IN GENERAL......................................................32
            WRITING OPTIONS ON INDIVIDUAL SECURITIES........................33
            PURCHASING OPTIONS ON INDIVIDUAL SECURITIES.....................34
            PURCHASING AND WRITING OPTIONS ON SECURITIES INDICES............34
            RISKS OF OPTIONS TRANSACTIONS...................................35
      FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS....................36
            IN GENERAL......................................................36
            FOREIGN CURRENCY FUTURES CONTRACTS AND RELATED OPTIONS..........37
            RISKS ASSOCIATED WITH FUTURES AND RELATED OPTIONS...............38
      SECURITIES INDEX FUTURES CONTRACTS....................................39
            RISKS OF SECURITIES INDEX FUTURES...............................40
            COMBINED TRANSACTIONS...........................................41

PORTFOLIO TURNOVER..........................................................41

TRUSTEES AND OFFICERS.......................................................42
            PERSONAL INVESTMENTS BY EMPLOYEES OF IMI........................42

INVESTMENT ADVISORY AND OTHER SERVICES......................................42
      BUSINESS MANAGEMENT AND INVESTMENT ADVISORY SERVICES..................42
      DISTRIBUTION SERVICES.................................................44
            RULE 18F-3 PLAN.................................................45
      CUSTODIAN.............................................................45
      FUND ACCOUNTING SERVICES..............................................45
      TRANSFER AGENT AND DIVIDEND PAYING AGENT..............................46
      ADMINISTRATOR.........................................................46
      AUDITORS..............................................................46

BROKERAGE ALLOCATION........................................................47

CAPITALIZATION AND VOTING RIGHTS............................................48

SPECIAL RIGHTS AND PRIVILEGES...............................................49
      AUTOMATIC INVESTMENT METHOD...........................................50
      EXCHANGE OF SHARES....................................................50
      RETIREMENT PLANS......................................................51
            INDIVIDUAL RETIREMENT ACCOUNTS..................................51
            ROTH IRAS.......................................................52
            QUALIFIED PLANS.................................................53
            DEFERRED COMPENSATION FOR PUBLIC SCHOOLS AND CHARITABLE
            ORGANIZATIONS ("403(B)(7) ACCOUNT").............................54
            SIMPLIFIED EMPLOYEE PENSION ("SEP") IRAS........................54
            SIMPLE PLANS....................................................54
      SYSTEMATIC WITHDRAWAL PLAN............................................55
      GROUP SYSTEMATIC INVESTMENT PROGRAM...................................55

REDEMPTIONS.................................................................56

NET ASSET VALUE.............................................................57

TAXATION....................................................................58
      OPTIONS, FUTURES AND FOREIGN CURRENCY FORWARD CONTRACTS...............59
      CURRENCY FLUCTUATIONS -- "SECTION 988" GAINS OR LOSSES................60
      INVESTMENT IN PASSIVE FOREIGN INVESTMENT COMPANIES....................61
      DEBT SECURITIES ACQUIRED AT A DISCOUNT................................61
      DISTRIBUTIONS.........................................................62
      DISPOSITION OF SHARES.................................................62
      FOREIGN WITHHOLDING TAXES.............................................63
      BACKUP WITHHOLDING....................................................64

PERFORMANCE INFORMATION.....................................................64
            AVERAGE ANNUAL TOTAL RETURN.....................................65
            CUMULATIVE TOTAL RETURN.........................................66

FINANCIAL STATEMENTS........................................................67

APPENDIX A..................................................................68

                                       GENERAL INFORMATION

      Ivy Asia Pacific Fund, Ivy China Region Fund, and Ivy Developing Nations Fund are organized as separate, diversified portfolios of the Trust, an open-end management investment company organized as a Massachusetts business trust on December 21, 1983. Ivy South America Fund is organized as a separate, non-diversified portfolio of the Trust. The inception date for Ivy China Region Fund was October 23, 1993. The inception date for Ivy Developing Nations Fund and Ivy South America Fund was November 1, 1994. The inception dated for Ivy Asia Pacific was January 1, 1997. Advisor Class shares of all Funds were first offered on January 1, 1998.

      Descriptions in this SAI of a particular investment practice or technique in which each Fund may engage or a financial instrument which each Fund may purchase are meant to describe the spectrum of investments that IMI, in its discretion, might, but is not required to, use in managing each Fund's portfolio assets. IMI may, in its discretion, at any time employ such practice, technique or instrument for one or more funds but not for all funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in some or all markets, in which case a Fund would not use them. Certain practices, techniques, or instruments may not be principal activities of the Fund but, to the extent employed, could from time to time have a material impact on the Fund's performance.

                 INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

      Each Fund has its own investment objectives and policies, which are described in the Prospectus under the captions "Summary" and "Additional Information About Strategies and Risks." Descriptions of each Fund's policies, strategies and investment restrictions, as well as additional information regarding the characteristics and risks associated with each Fund's investment techniques, is set forth below.

      Whenever an investment objective, policy or restriction set forth in the Prospectus or this SAI states a maximum percentage of assets that may be invested in any security or other asset or describes a policy regarding quality standards, such percentage limitation or standard shall, unless otherwise indicated, apply to a Fund only at the time a transaction is entered into. Accordingly, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in the percentage which results from circumstances not involving any affirmative action by a Fund, such as a change in market conditions or a change in a Fund's asset level or other circumstances beyond a Fund's control, will not be considered a violation.

      IVY ASIA PACIFIC FUND

      The Fund's principal investment objective is long-term growth. Consideration of current income is secondary to this principal objective. Under normal circumstances the Fund invests at least 65% of its total assets in securities issued in Asia-Pacific countries, which for purposes of this SAI are defined to include China, Hong Kong, India, Indonesia, Malaysia, Pakistan, the Philippines, Singapore, Sri Lanka, South Korea, Taiwan, Thailand and Vietnam. Securities of Asia-Pacific issuers include: (a) securities of companies organized under the laws of an Asia-Pacific country or for which the principal securities trading market is in the Asia-Pacific region; (b) securities that are issued or guaranteed by the government of an Asia-Pacific country, its agencies or instrumentalities, political subdivisions or the country's central bank; (c) securities of a company, wherever organized, where at least 50% of the company's non-current assets, capitalization, gross revenue or profit in any one of the two most recent fiscal years represents (directly or indirectly through subsidiaries) assets or activities located in the Asia-Pacific region; and (d) any of the preceding types of securities in the form of depository shares.

      The Fund may participate in markets throughout the Asia-Pacific region, and it is expected that the Fund will be invested at all times in at least three Asia-Pacific countries. As a fundamental policy, the Fund does not concentrate its investments in any particular industry.

      The Fund may invest up to 35% of its assets in investment-grade debt securities of government or corporate issuers in emerging market countries, equity securities and investment grade debt securities of issuers in developed countries (including the United States), warrants, and cash or cash equivalents, such as bank obligations (including certificates of deposit and bankers' acceptances), commercial paper, short-term notes and repurchase agreements. For temporary defensive purposes, the Fund may invest without limit in such instruments. The Fund may also invest up to 5% of its net assets in zero coupon bonds, and in debt securities rated Ba or below by Moody's Investor Service, Inc. ("Moody's") or BB or below by Standard & Poor's Ratings Services ("S&P"), or if unrated, are considered by IMI to be of comparable quality (commonly referred to as "high yield" or "junk" bonds). The Fund will not invest in debt securities rated less than C by either Moody's or S&P.

      For temporary or emergency purposes, Ivy Asia Pacific Fund may borrow from banks in accordance with the provisions of the 1940 Act, but may not purchase securities at any time during which the value of the Fund's outstanding loans exceeds 10% of the value of the Fund's assets. The Fund may engage in foreign currency exchange transactions and enter into forward foreign currency contracts. The Fund may also invest in other investment companies that invest in securities issued in Asia-Pacific countries in accordance with the provisions of the 1940 Act, and up to 15% of its net assets in illiquid securities.

      The Fund may purchase put and call options on securities and stock indices, provided the premium paid for such options does not exceed 5% of the Fund's net assets. The Fund may also sell covered put options with respect to up to 10% of the value of its net assets, and may write covered call options so long as not more than 25% of the Fund's net assets are subject to being purchased upon the exercise of the calls. The Fund may write or buy straddles or spreads. For hedging purposes only, the Fund may engage in transactions in stock index and foreign currency futures contracts, provided that the Fund's equivalent exposure in such contracts does not exceed 15% of its total assets.

              INVESTMENT RESTRICTIONS FOR IVY ASIA PACIFIC FUND

      Ivy Asia Pacific Fund's investment objectives as set forth in the "Summary" section of the Prospectus, together with the investment restrictions set forth below, are fundamental policies of the Fund and may not be changed without the approval of a majority (as defined in the 1940 Act) of the outstanding voting shares of the Fund. The Fund has adopted the following fundamental investment restrictions:

(i) The Fund will not borrow money, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(ii) The Fund will not issue senior securities, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(iii) The Fund will not engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

(iv) The Fund will not purchase or sell real estate (which term does not include securities of companies that deal in real estate or mortgages or investments secured by real estate or interests therein), except that the Fund may hold and sell real estate acquired as a result of the Fund's ownership of securities.

(v) The Fund will not purchase physical commodities or contracts relating to physical commodities, although the Fund may invest in commodities futures contracts and options thereon to the extent permitted by the Prospectus and this SAI.

(vi) The Fund will not make loans to other persons, except (a) loans of portfolio securities, and (b) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with the Fund's investment objective and policies may be deemed to be loans.

(vii) The Fund will not concentrate its investments in a particular industry, as the term "concentrate" is interpreted in connection with the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

                              ADDITIONAL RESTRICTIONS

      Ivy Asia Pacific Fund has adopted the following additional restrictions, which are not fundamental and which may be changed without shareholder approval, to the extent permitted by applicable law, regulation or regulatory policy.

      Under these restrictions, the Fund may not:

(i) invest more than 15% of its net assets taken at market value at the time of the investment in "illiquid securities." Illiquid securities may include securities subject to legal or contractual restrictions on resale (including private placements), repurchase agreements maturing in more than seven days, certain options traded over the counter that the Fund has purchased, securities being used to cover certain options that the Fund has written, securities for which market quotations are not readily available, or other securities which legally or in IMI's opinion, subject to the Board's supervision, may be deemed illiquid, but shall not include any instrument that, due to the existence of a trading market, to the Fund's compliance with certain conditions intended to provide liquidity, or to other factors, is liquid;

(ii) purchase securities of other investment companies, except in connection with a merger, consolidation or sale of assets, and except that the Fund may purchase shares of other investment companies subject to such restrictions as may be imposed by the Investment Company Act of 1940 and rules thereunder;

(iii)     sell securities short, except for short sales "against the box";

(iv) borrow money, except for temporary or emergency purposes. The Fund may not purchase securities at any time during which the value of the Fund's outstanding loans exceeds 10% of the value of the Fund" total assets;

(v) participate on a joint or a joint and several basis in any trading account in securities. The "bunching" of orders of the Fund and of other accounts under the investment management of the Fund's investment adviser for the sale or purchase of portfolio securities shall not be considered participation in a joint securities trading account; or

(vi) purchase securities on margin, except such short-term credits as are necessary for the clearance of transactions, but the Fund may make margin deposits in connection with transactions in options, futures and options on futures.

                              IVY CHINA REGION FUND

      Ivy China Region Fund's principal investment objective is long-term capital growth. Consideration of current income is secondary to this principal objective. The Fund seeks to meet its objective primarily by investing in the equity securities of companies that are expected to benefit from the economic development and growth of China, Hong Kong and Taiwan. A significant percentage of the Fund's assets may also be invested in the securities markets of South Korea, Singapore, Malaysia, Thailand, Indonesia and the Philippines (collectively, with China, Hong Kong and Taiwan, the "China Region").

      The Fund normally invests at least 65% of its total assets in "Greater China growth companies," defined as companies that (a) that are organized in or for which the principal securities trading markets are in the China Region; (b) that have at least 50% of their assets in one or more China Region countries or derive at least 50% of their gross sales revenues or profits from providing goods or services to or from within one or more China Region countries; or (c) that have at least 35% of their assets in China, Hong Kong or Taiwan, derive at least 35% of their gross sales revenues or profits from providing goods or services to or from within these three countries, or have significant manufacturing or other operations in these countries. IMI's determination as to whether a company qualifies as a Greater China growth company is based primarily on information contained in financial statements, reports, analyses and other pertinent information (some of which may be obtained directly from the company). The Fund may invest 25% or more of its total assets in the securities of issuers located in any one China Region country, and currently expects to invest more than 50% of its total assets in Hong Kong.

      The balance of the Fund's assets ordinarily are invested in (i) certain investment-grade debt securities and (ii) the equity securities of "China Region associated companies," which are companies that do not meet the definition of a Greater China growth company, but whose current or expected performance, based on certain identified factors (such as the growth trends in the location of a company's assets and the sources of its revenues and profits), is judged by IMI to be strongly associated with the China Region. The investment-grade debt securities in which the Fund may invest include (a) obligations of the U.S. Government or its agencies or instrumentalities, (b) obligations of U.S. banks and other banks organized and existing under the laws of Hong Kong, Taiwan or countries that are member of the Organization for Economic Cooperation and Development ("OECD"), (c) obligations denominated in any currency issued by international development institutions and Hong Kong, Taiwan and OECD member governments and their agencies and instrumentalities, and (d) corporate bonds rated Baa or higher by Moody's or BBB or higher by S&P (or if unrated, are considered by IMI to be of comparable quality), as well as repurchase agreements with respect to any of the foregoing instruments. The Fund may also invest in zero coupon bonds.

      The Fund may invest less than 35% of its net assets in debt securities rated Ba or below by Moody's or BB or below by S&P, or, if unrated, considered by IMI to be of comparable quality (commonly referred to as "high yield" or "junk" bonds). The Fund will not invest in debt securities rated less than C by either Moody's or S&P.

      Ivy China Region Fund may invest in sponsored or unsponsored ADRs, GDRs, ADSs, and GDSs, warrants, and securities issued on a "when-issued" or firm commitment basis, and may engage in foreign currency exchange transactions and enter into forward foreign currency contracts. The Fund may also invest in other investment companies in accordance with the provisions of the 1940 Act, and up to 15% of its net assets in illiquid securities.

      For temporary defensive purposes and during periods when IMI believes that circumstances warrant, the Fund may reduce its position in Greater China growth companies and Greater China associated companies and increase its investment in cash and liquid debt securities, such as U.S. Government securities, bank obligations, commercial paper, short-term notes and repurchase agreements. For temporary or emergency purposes, the Fund may also borrow up to 10% of the value of its total assets from banks.

      The Fund may purchase put and call options on securities and stock indices, provided the premium paid for such options does not exceed 5% of the Fund's net assets. The fund may also sell covered put options with respect to up to 10% of the value of its net assets, and may write covered call options so long as not more than 25% of the Fund's net assets is subject to being purchased upon the exercise of the calls. For hedging purposes only, the Fund may engage in transactions in stock index futures contracts, provided that the Fund's equivalent exposure in such contracts does not exceed 15% of its total assets.

              INVESTMENT RESTRICTIONS FOR IVY CHINA REGION FUND

      Ivy China Region Fund's investment objectives as set forth in the "Summary" section of the Prospectus, together with the investment restrictions set forth below, are fundamental policies of the Fund and may not be changed without the approval (as defined in the 1940 Act) of a majority of the outstanding voting shares of the Fund. The Fund has adopted the following fundamental investment restrictions:

(i) The Fund has elected to be classified as a diversified series of an open-end investment company.

(ii) The Fund will not borrow money, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(iii) The Fund will not issue senior securities, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(iv) The Fund will not engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

(v) The Fund will not purchase or sell real estate (which term does not include securities of companies that deal in real estate or mortgages or investments secured by real estate or interests therein), except that the Fund may hold and sell real estate acquired as a result of the Fund's ownership of securities.

(vi) The Fund will not purchase physical commodities or contracts relating to physical commodities, although the Fund may invest in commodities futures contracts and options thereon to the extent permitted by the Prospectus or this SAI.

(vii) The Fund will not make loans to other persons, except (a) loans of portfolio securities, and (b) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with the Fund's investment objective and policies may be deemed to be loans.

(viii) The Fund will not concentrate its investments in a particular industry, as the term "concentrate" is interpreted in connection with the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

                           ADDITIONAL RESTRICTIONS

      Ivy China Region Fund has adopted the following additional restrictions, which are not fundamental and which may be changed without shareholder approval, to the extent permitted by applicable law, regulation or regulatory policy.

      Under these restrictions, the Fund may not:

(i) invest in oil, gas or other mineral leases or exploration or development programs;

(ii)      invest  in  companies  for  the  purpose  of  exercising   control  of
          management;

(iii) invest more than 5% of its total assets in warrants, valued at the lower of cost or market, or more than 2% of its total assets in warrants, so valued, which are not listed on either the New York or American Stock Exchanges;

(iv) purchase securities of other investment companies, except in connection with a merger, consolidation or sale of assets, and except that it may purchase shares of other investment companies subject to such restrictions as may be imposed by the Investment Company Act of 1940 and rules thereunder;

(v) invest more than 15% of its net assets taken at market value at the time of the investment in "illiquid securities." Illiquid securities may include securities subject to legal or contractual restrictions on resale (including private placements), repurchase agreements maturing in more than seven days, certain options traded over the counter that the Fund has purchased, securities being used to cover certain options that the Fund has written, securities for which market quotations are not readily available, or other securities which legally or in IMI's opinion, subject to the Board's supervision, may be deemed illiquid, but shall not include any instrument that, due to the existence of a trading market, to the Fund's compliance with certain conditions intended to provide liquidity, or to other factors, is liquid;

(vi) borrow money, except for temporary purposes where investment transactions might advantageously require it. Any such loan may not be for a period in excess of 60 days, and the aggregate amount of all outstanding loans may not at any time exceed 10% of the value of the total assets of the Fund at the time any such loan is made;

(vii)     purchase securities on margin;

(viii)    sell securities short; or

(ix) purchase from or sell to any of its officers or trustees, or firms of which any of them are members or which they control, any securities (other than capital stock of the Fund), but such persons or firms may act as brokers for the Fund for customary commissions to the extent permitted by the Investment Company Act of 1940.

                           IVY DEVELOPING NATIONS FUND

      Ivy Developing Nations Fund's principal objective is long-term growth. Consideration of current income is secondary to this principal objective. In pursuing its objective, the Fund invests primarily in the equity securities of companies that IMI believes will benefit from the economic development and growth of emerging markets. The Fund considers countries having emerging markets to be those that (i) are generally considered to be "developing" or "emerging" by the World Bank and the International Finance Corporation, or (ii) are classified by the United Nations (or otherwise regarded by their authorities) as "emerging." Under normal market conditions, the Fund invests at least 65% of its total assets in equity securities (including common and preferred stocks, convertible debt obligations, warrants, options (subject to the restrictions set forth below), rights, and sponsored or unsponsored ADRs, GDRs, ADSs and GDSs that are listed on stock exchanges or traded over-the-counter) of "Emerging Market growth companies," which are defined as companies (a) for which the principal securities trading market is an emerging market (as defined above),
(b) that each (alone or on a consolidated basis) derives 50% or more of its total revenue either from goods, sales or services in emerging markets, or (c) that are organized under the laws of (and with a principal office in) an emerging market country.

      The Fund normally invests its assets in the securities of issuers located in at least three emerging market countries, and may invest 25% or more of its total assets in the securities of issuers located in any one country. IMI's determination as to whether a company qualifies as an Emerging Market growth company is based primarily on information contained in financial statements, reports, analyses and other pertinent information (some of which may be obtained directly from the company).

      For purposes of capital appreciation, Ivy Developing Nations Fund may invest up to 35% of its total assets in (i) debt securities of government or corporate issuers in emerging market countries, (ii) equity and debt securities of issuers in developed countries (including the United States), and (iii) cash or cash equivalents such as bank obligations (including certificates of deposit and bankers' acceptances), commercial paper, short-term notes and repurchase agreements. For temporary defensive purposes, the Fund may invest without limit in such instruments. The Fund may also invest in zero coupon bonds and purchase securities on a "when-issued" or firm commitment basis.

      The Fund will not invest more than 20% of its total assets in debt securities rated Ba or lower by Moody's or BB or lower by S&P, or if unrated, considered by IMI to be of comparable quality (commonly referred to as "high yield" or "junk" bonds). The Fund will not invest in debt securities rated less than C by either Moody's or S&P.

      For temporary or emergency purposes, the Fund may borrow from banks in accordance with the provisions of the 1940 Act, but may not purchase securities at any time during which the value of the Fund's outstanding loans exceeds 10% of the value of the Fund's total assets. The Fund may engage in foreign currency exchange transactions and enter into forward foreign currency contracts. The Fund may also invest in other investment companies in accordance with the provisions of the 1940 Act, and up to 15% of its net assets in illiquid securities.

      The Fund may purchase put and call options on securities and stock indices, provided the premium paid for such options does not exceed 5% of the Fund's net assets. The Fund may also sell covered put options with respect to up to 10% of the value of its net assets, and may write covered call options so long as not more than 25% of the Fund's net assets is subject to being purchased upon the exercise of the calls. For hedging purposes only, the Fund may engage in transactions in (and options on) stock index and foreign currency futures contracts, provided that the Fund's equivalent exposure in such contracts does not exceed 15% of its total assets.

           INVESTMENT RESTRICTIONS FOR IVY DEVELOPING NATIONS FUND

      Ivy Developing Nations Fund's investment objectives as set forth in the "Summary" section of the Prospectus, together with the investment restrictions set forth below, are fundamental policies of the Fund and may not be changed without the approval of a majority (as defined in the 1940 Act) of the outstanding voting shares of the Fund. The Fund has adopted the following fundamental investment restrictions:

(i) The Fund has elected to be classified as a diversified series of an open-end investment company.

(ii) The Fund will not borrow money, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(iii) The Fund will not issue senior securities, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(iv) The Fund will not engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

(v) The Fund will not purchase or sell real estate (which term does not include securities of companies that deal in real estate or mortgages or investments secured by real estate or interests therein), except that the Fund may hold and sell real estate acquired as a result of the Fund's ownership of securities.

(vi) The Fund will not purchase physical commodities or contracts relating to physical commodities, although the Fund may invest in commodities futures contracts and options thereon to the extent permitted by the Prospectus or this SAI.

(vii) The Fund will not make loans to other persons, except (a) loans of portfolio securities, and (b) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with the Fund's investment objective and policies may be deemed to be loans.

(viii) The Fund will not concentrate its investments in a particular industry, as the term "concentrate" is interpreted in connection with the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

                              ADDITIONAL RESTRICTIONS

      Unless otherwise indicated, Ivy Developing Nations Fund has adopted the following additional restrictions, which are not fundamental and which may be changed without shareholder approval to the extent permitted by applicable law, regulation or regulatory policy. Under these restrictions, the Fund may not:

(i) invest in oil, gas or other mineral leases or exploration or development programs;

(ii)      invest  in  companies  for  the  purpose  of  exercising   control  of
          management;

(iii) invest more than 5% of its total assets in warrants, valued at the lower of cost or market, or more than 2% of its total assets in warrants, so valued, which are not listed on either the New York or American Stock Exchanges;

(iv) purchase securities of other investment companies, except in connection with a merger, consolidation or sale of assets, and except that it may purchase shares of other investment companies subject to such restrictions as may be imposed by the Investment Company Act of 1940 and rules thereunder;

(v) invest more than 15% of its net assets taken at market value at the time of investment in "illiquid securities." Illiquid securities may include securities subject to legal or contractual restrictions on resale (including private placements), repurchase agreements maturing in more than seven days, certain options traded over the counter that the Fund has purchased, securities being used to cover certain options that the Fund has written, securities for which market quotations are not readily available, or other securities which legally or in IMI's opinion, subject to the Board's supervision, may be deemed illiquid, but shall not include any instrument that, due to the existence of a trading market, to the Fund's compliance with certain conditions intended to provide liquidity, or to other factors, is liquid;

(vi) borrow money, except for temporary or emergency purposes. The Fund may not purchase securities at any time during which the value of the Fund's outstanding loans exceeds 10% of the value of the Fund's total assets;

(vii)     purchase securities on margin;

(viii)    sell securities short; or

(ix) purchase from or sell to any of its officers or trustees, or firms of which any of them are members or which they control, any securities (other than capital stock of the Fund), but such persons or firms may act a brokers for the Fund for customary commissions to the extent permitted by the Investment Company Act of 1940.

      Under the 1940 Act, the Fund is permitted, subject to the above investment restrictions, to borrow money only from banks. The Trust has no current intention of borrowing amounts in excess of 5% of the Fund's assets. The Fund will continue to interpret fundamental investment restrictions (v) to prohibit investment in real estate limited partnership interests; this restriction shall not, however, prohibit investment in readily marketable securities of companies that invest in real estate or interests therein, including real estate investment trusts.

            IVY SOUTH AMERICA FUND

      Ivy South America Fund's principal investment objective is long-term capital growth. Consideration of current income is secondary to this principal objective. Under normal conditions the Fund invests at least 65% of its total assets in securities issued in South America. Securities of South American issuers include (a) securities of companies organized under the laws of a South American country or for which the principal securities trading market is in South America; (b) securities that are issued or guaranteed by the government of a South American country, its agencies or instrumentalities, political subdivisions or the country's central bank; (c) securities of a company, wherever organized, where at least 50% of the company's non-current assets, capitalization, gross revenue or profit in any one of the two most recent fiscal years represents (directly or indirectly through subsidiaries) assets or activities located in South America; or (d) any of the preceding types of securities in the form of depository shares. The Fund may participate, however, in markets throughout Latin America, which for purposes of this SAI is defined as Mexico, Central America, South America and the Spanish-speaking islands of the Caribbean, and it is expected that the Fund will be invested at all times in at least three countries. Under present conditions, the Fund expects to focus its investments in Argentina, Brazil, Chile, Columbia, Peru and Venezuela, which IMI believes are the most developed capital markets in South America. As a fundamental restriction, the Fund will not concentrate its investments in any particular industry.

      The Fund's equity investments consist of common stock, preferred stock (either convertible or non-convertible), sponsored or unsponsored ADRs, GDRs, ADSs and GDSs, and warrants (any of which may be purchased through rights). The Fund's equity securities may be listed on securities exchanges, traded over-the-counter, or have no organized market.

      The Fund may invest in debt securities (including zero coupon bonds) when IMI anticipates that the potential for capital appreciation from debt securities is likely to equal or exceed that of equity securities (e.g., a favorable change in relative foreign exchange rates, interest rate levels or the creditworthiness of issuers). These include debt securities issued by South American Governments ("Sovereign Debt"). Most of the debt securities in which the Fund may invest are not rated, and those that are rated are expected to be below investment-grade (i.e., rated Ba or below by Moody's or BB or below by S&P, or considered by IMI to be of comparable quality), and are commonly referred to as "high yield" or "junk" bonds.

      To meet redemptions, or while the Fund is anticipating investments in South American securities, the Fund may hold cash or cash equivalents such as bank obligations (including certificates of deposit and bankers' acceptances), commercial paper, short-term notes and repurchase agreements. For temporary defensive or emergency purposes, the Fund may (i) invest without limitation in such instruments, and (ii) borrow from banks in accordance with the provisions of the 1940 Act (but may not purchase securities at any time during which the value of the Fund's outstanding loans exceeds 10% of the value of the Fund's total assets).

      Ivy South America Fund may purchase securities on a "when-issued" or firm commitment basis, engage in foreign currency exchange transactions and enter into forward foreign currency contracts. The Fund may also invest in other investment companies in accordance with the provisions of the 1940 Act, and up to 15% of its net assets in illiquid securities. The Fund will treat as illiquid any South American securities that are subject to restrictions on repatriation for more than seven days, as well as any securities issued in connection with South American debt conversion programs that are restricted to remittance of invested capital or profits.

      The Fund may purchase put and call options on securities and stock indices, provided the premium paid for such options does not exceed 5% of the Fund's net assets. The Fund may also sell covered put options with respect to up to 10% of the value of its net assets, and may write covered call options so long as not more than 25% of the Fund's net assets is subject to being purchased upon the exercise of the calls. For hedging purposes only, the Fund may engage in transactions in (and options on) stock index and foreign currency futures contracts, provided that the Fund's equivalent exposure in such contracts does not exceed 15% of its total assets.

              INVESTMENT RESTRICTIONS FOR IVY SOUTH AMERICA FUND

      Ivy South America Fund's investment objectives as set forth in the "Summary" section of the Prospectus, together with the investment restrictions set forth below, are fundamental policies of the Fund and may not be changed without the approval of a majority (as defined in the 1940 Act) of the outstanding voting shares of the Fund. The Fund has adopted the following fundamental investment restrictions:

(i) The Fund has elected to be classified as a diversified series of an open-end investment company.

(ii) The Fund will not borrow money, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(iii) The Fund will not issue senior securities, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(iv) The Fund will not engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

(v) The Fund will not purchase or sell real estate (which term does not include securities of companies that deal in real estate or mortgages or investments secured by real estate or interests therein), except that the Fund may hold and sell real estate acquired as a result of the Fund's ownership of securities.

(vi) The Fund will not purchase physical commodities or contracts relating to physical commodities, although the Fund may invest in commodities futures contracts and options thereon to the extent permitted by the Prospectus or this SAI.

(vii) The Fund will not make loans to other persons, except (a) loans of portfolio securities, and (b) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with the Fund's investment objective and policies may be deemed to be loans.

The Fund will not concentrate its investments in a particular industry, as the term "concentrate" is interpreted in connection with the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

                           ADDITIONAL RESTRICTIONS

      Ivy South America Fund has adopted the following additional restrictions, which are not fundamental and which may be changed without shareholder approval to the extent permitted by applicable law, regulation or regulatory policy. Under these restrictions, the Fund may not:

(i) invest in oil, gas or other mineral leases or exploration or development programs;

(ii)      invest  in  companies  for  the  purpose  of  exercising   control  of
          management;

(iii) invest more than 5% of its total assets in warrants, valued at the lower of cost or market, or more than 2% of its total assets in warrants, so valued, which are not listed on either the New York or American Stock Exchanges;

(iv) purchase securities of other investment companies, except in connection with a merger, consolidation or sale of assets, and except that it may purchase shares of other investment companies subject to such restrictions as may be imposed by the Investment Company Act of 1940 and rules thereunder;

(v) borrow money, except for temporary or emergency purposes. The Fund may not purchase securities at any time during which the value of the Fund's outstanding loans exceeds 10% of the value of the Fund" total assets;

(vi) invest more than 15% of its net assets taken at market value at the time of investment in "illiquid securities." Illiquid securities may include securities subject to legal or contractual restrictions on resale (including private placements), repurchase agreements maturing in more than seven days, certain options traded over the counter that the Fund has purchased, securities being used to cover certain options that the Fund has written, securities for which market quotations are not readily available, or other securities which legally or in IMI's opinion, subject to the Board's supervision, may be deemed illiquid, but shall not include any instrument that, due to the existence of a trading market, to the Fund's compliance with certain conditions intended to provide liquidity, or to other factors, is liquid;

(vii)     purchase securities on margin;

(viii)    sell securities short; or

(ix) purchase from or sell to any of its officers or trustees, or firms of which any of them are members or which they control, any securities (other than capital stock of the Fund) but such persons or firms may act as brokers for the Fund for customary commissions to the extent permitted by the Investment Company Act of 1940.

COMMON STOCKS

      Common stock can be issued by companies to raise cash; all common stock shares represent a proportionate ownership interest in a company. As a result, the value of common stock rises and falls with a company's success or failure. The market value of common stock can fluctuate significantly, with smaller companies being particularly susceptible to price swings. Transaction costs in smaller company stocks may also be higher than those of larger companies.

CONVERTIBLE SECURITIES

      The convertible securities in which each Fund may invest include corporate bonds, notes, debentures, preferred stock and other securities that may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. Investments in convertible securities can provide income through interest and dividend payments as well as an opportunity for capital appreciation by virtue of their conversion or exchange features. Because convertible securities can be converted into equity securities, their values will normally vary in some proportion with those of the underlying equity securities. Convertible securities usually provide a higher yield than the underlying equity, however, so that the price decline of a convertible security may sometimes be less substantial than that of the underlying equity security. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stock changes, and, therefore, also tends to follow movements in the general market for equity securities. When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of the value of the underlying common stock, although typically not as much as the price of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

      As debt securities, convertible securities are investments that provide for a stream of income. Like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

      Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, are senior in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, convertible bonds and convertible preferred stock typically have lower coupon rates than similar non-convertible securities. Convertible securities may be issued as fixed income obligations that pay current income.

            SECURITIES ISSUED IN ASIA-PACIFIC COUNTRIES

      Certain Asia-Pacific countries in which Ivy Asia Pacific Fund is likely to invest are developing countries, and may be in the initial stages of their industrialization cycle. The economic structures of developing countries generally are less diverse and mature than in the United States, and their political systems may be relatively unstable. Historically, markets of developing countries have been more volatile than the markets of developed countries, yet such markets often have provided higher rates of return to investors.

      Investing in securities of issuers in Asia-Pacific countries involves certain considerations not typically associated with investing in securities issued in the United States or in other developed countries, including (i) restrictions on foreign investment and on repatriation of capital invested in Asian countries, (ii) currency fluctuations, (iii) the cost of converting foreign currency into United States dollars, (iv) potential price volatility and lesser liquidity of shares traded on Asia-Pacific securities markets and (v) political and economic risks, including the risk of nationalization or expropriation of assets and the risk of war.

      Certain Asia-Pacific countries may be more vulnerable to the ebb and flow of international trade and to trade barriers and other protectionist or retaliatory measures. Investments in countries that have recently opened their capital markets and that appear to have relaxed their central planning requirement, as well as in countries that have privatized some of their state-owned industries, should be regarded as speculative.

      The settlement period of securities transactions in foreign markets in general may be longer than in domestic markets, and such delays may be of particular concern in developing countries. For example, the possibility of political upheaval and the dependence on foreign economic assistance may be greater in developing countries than in developed countries, either one of which may increase settlement delays.

      Securities exchanges, issuers and broker-dealers in some Asia-Pacific countries are subject to less regulatory scrutiny than in the United States. In addition, due to the limited size of the markets for Asia-Pacific securities, the prices for such securities may be more vulnerable to adverse publicity, investors' perceptions or traders' positions or strategies, which could cause a decrease not only in the value but also in the liquidity of the Fund's investments.

            THE CHINA REGION

      Investors in Ivy China Region Fund should be aware that many of the China Region countries in which the Fund is likely to invest may be subject to a greater degree of economic, political and social instability than is the case in the United States or other developed countries. Among the factors causing this instability are (i) authoritarian governments or military involvement in political and economic decision making, (ii) popular unrest associated with demands for improved political, economic and social conditions, (iii) internal insurgencies, (iv) hostile relations with neighboring countries, (v) ethnic, religious and racial disaffection, and (vi) changes in trading status, any one of which could disrupt the principal financial markets in which the Ivy China Region Fund invests and adversely affect the value of its assets.

      China Region countries tend to be heavily dependent on international trade, as a result of which their markets are highly sensitive to protective trade barriers and the economic conditions of their principal trading partners (i.e., the United States, Japan and Western European countries). Protectionist trade legislation, reduction of foreign investment in China Region economies and general declines in the international securities markets could have a significant adverse effect on the China Region securities markets. In addition, certain China Region countries have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. There is a heightened risk in these countries that such adverse actions might be repeated.

      To the extent that any China Region country experiences rapid increases in its money supply or investment in equity securities for speculative purposes, the equity securities traded in such countries may trade at price-earning multiples higher than those of comparable companies trading on securities markets in the United States, which may not be sustainable. Finally, restrictions on foreign investment exists to varying degrees in some China Region countries. Where such restrictions apply, investments may be limited and may increase the Fund's expenses.

            SOUTH AMERICAN SECURITIES.

      Investors in Ivy South America Fund should be aware that investing in the securities of South American issuers may entail risks relating to the potential political and economic instability of certain South American countries and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment and on repatriation of capital invested. In the event of expropriation, nationalization or other confiscation by any country, the Fund could lose its entire investment in any such country.

      The securities markets of South American countries are substantially smaller, less developed, less liquid and more volatile than the major securities markets in the U.S. Disclosure and regulatory standards are in many respects less stringent than U.S. standards. Furthermore, there is a lower level of monitoring and regulation of the markets and the activities of investors in such markets.

      The limited size of many South American securities markets and limited trading volume in the securities of South American issuers compared to volume of trading in the securities of U.S. issuers could cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors' perceptions, whether or not based on in-depth fundamental analysis, may decrease the value and liquidity of portfolio securities.

      The Fund invests in securities denominated in currencies of South American countries. Accordingly, changes in the value of these currencies against the U.S. dollar will result in corresponding changes in the U.S. dollar value of the Fund's assets denominated in those currencies.

      Some South American countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, there is risk that certain South American countries may restrict the free conversion of their currencies into other countries. Further, certain South American currencies may not be internationally traded. Certain of these currencies have experienced a steep devaluation relative to the U.S. dollar. Any devaluations in the currencies in which the Fund's portfolio securities are denominated may have a detrimental impact on the Fund's net asset value.

      The economies of individual South American countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth of gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Certain South American countries have experienced high levels of inflation which can have a debilitating effect on the economy. Furthermore, certain South American countries may impose withholding taxes on dividends payable to a Fund at a higher rate than those imposed by other foreign countries. This may reduce the Fund's investment income available for distribution to shareholders.

      Certain South American countries such as Argentina, Brazil and Mexico are among the world's largest debtors to commercial banks and foreign governments. At times, certain South American countries have declared moratoria on the payment of principal and/or interest on outstanding debt. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy towards the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt.

      Holders of sovereign debt, may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

      Governments of many South American countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in those countries. As a result, government actions in the future could have a significant effect on economic conditions which may adversely affect prices of certain portfolio securities. Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments, such as military coups, have occurred in the past and could also adversely affect a Fund's investments in this region.

      Changes in political leadership, the implementation of market oriented economic policies, such as privatization, trade reform and fiscal and monetary reform are among the recent steps taken to renew economic growth. External debt is being restructured and flight capital (domestic capital that has left home country) has begun to return. Inflation control efforts have also been implemented. South American equity markets can be extremely volatile and in the past have shown little correlation with the U.S. market. Currencies are typically weak, but most are now relatively free floating, and it is not unusual for the currencies to undergo wide fluctuations in value over short periods of time due to changes in the market.

      DEBT SECURITIES

      IN GENERAL. Investment in debt securities involves both interest rate and credit risk. Generally, the value of debt instruments rises and falls inversely with fluctuations in interest rates. As interest rates decline, the value of debt securities generally increases. Conversely, rising interest rates tend to cause the value of debt securities to decrease. Bonds with longer maturities generally are more volatile than bonds with shorter maturities. The market value of debt securities also varies according to the relative financial condition of the issuer. In general, lower-quality bonds offer higher yields due to the increased risk that the issuer will be unable to meet its obligations on interest or principal payments at the time called for by the debt instrument.

      INVESTMENT-GRADE DEBT SECURITIES. Bonds rated Aaa by Moody's Investors Service, Inc. ("Moody's") and AAA by Standard & Poor's Ratings Group ("S&P") are judged to be of the best quality (i.e., capacity to pay interest and repay principal is extremely strong). Bonds rated Aa/AA are considered to be of high quality (i.e., capacity to pay interest and repay principal is very strong and differs from the highest rated issues only to a small degree). Bonds rated A are viewed as having many favorable investment attributes, but elements may be present that suggest a susceptibility to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. Bonds rated Baa/BBB (considered by Moody's to be "medium grade" obligations) are considered to have an adequate capacity to pay interest and repay principal, but certain protective elements may be lacking (i.e., such bonds lack outstanding investment characteristics and have some speculative characteristics). Each Fund may invest in debt securities that are given an investment-grade rating by Moody's or S&P, and may also invest in unrated debt securities that are considered by IMI to be of comparable quality.

      LOW-RATED DEBT SECURITIES. Securities rated lower than Baa by Moody's or BBB by S&P, and comparable unrated securities (commonly referred to as "high yield" or "junk" bonds), including many emerging markets bonds, are considered to be predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. The lower the ratings of corporate debt securities, the more their risks render them like equity securities. Such securities carry a high degree of risk (including the possibility of default or bankruptcy of the issuers of such securities), and generally involve greater volatility of price and risk of principal and income (and may be less liquid) than securities in the higher rating categories. (See Appendix A for a more complete description of the ratings assigned by Moody's and S&P and their respective characteristics.)

      Lower rated and unrated securities are especially subject to adverse changes in general economic conditions and to changes in the financial condition of their issuers. Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. During an economic downturn or period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service their principal and interest payment obligations. Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect each Fund's net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

      Changes in interest rates may have a less direct or dominant impact on high yield bonds than on higher quality issues of similar maturities. However, the price of high yield bonds can change significantly or suddenly due to a host of factors including changes in interest rates, fundamental credit quality, market psychology, government regulations, U.S. economic growth and, at times, stock market activity. High yield bonds may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, a Fund may have to replace the security with a lower yielding security.

      The trading market for high yield securities may be thin to the extent that there is no established retail secondary market or because of a decline in the value of such securities. A thin trading market may limit the ability of each Fund to accurately value high yield securities in that Fund's portfolio, could adversely affect the price at which the Fund could sell such securities, and cause large fluctuations in the daily net asset value of the Fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of low-rated debt securities, especially in a thinly traded market. When secondary markets for high yield securities become relatively less liquid, it may be more difficult to value the securities, requiring additional research and elements of judgment. These securities may also involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

      Credit quality in the high yield securities market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high yield security. For these reasons, it is the policy of IMI not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and on-going review of credit quality. The achievement of each Fund's investment objectives by investment in such securities may be more dependent on IMI's credit analysis than is the case for higher quality bonds. Should the rating of a portfolio security be downgraded, IMI will determine whether it is in the best interest of the Fund to retain or dispose of such security. However, should any individual bond held by a Fund be downgraded below a rating of C, IMI currently intends to dispose of such bond based on then existing market conditions.

      Prices for high yield securities may be affected by legislative and regulatory developments. For example, Federal rules require savings and loan institutions to gradually reduce their holdings of this type of security. Also, Congress has from time to time considered legislation that would restrict or eliminate the corporate tax deduction for interest payments in these securities and regulate corporate restructurings. Such legislation may significantly depress the prices of outstanding securities of this type.

          U.S. GOVERNMENT SECURITIES. U.S. Government securities are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. Securities guaranteed by the U.S. Government include: (1) direct obligations of the U.S. Treasury (such as Treasury bills, notes, and bonds) and (2) Federal agency obligations guaranteed as to principal and interest by the U.S. Treasury (such as GNMA certificates, which are mortgage-backed securities). When such securities are held to maturity, the payment of principal and interest is unconditionally guaranteed by the U.S. Government, and thus they are of the highest possible credit quality. U.S. Government securities that are not held to maturity are subject to variations in market value due to fluctuations in interest rates.

      Mortgage-backed securities are securities representing part ownership of a pool of mortgage loans. For example, GNMA certificates are such securities in which the timely payment of principal and interest is guaranteed by the full faith and credit of the U.S. Government. Although the mortgage loans in the pool will have maturities of up to 30 years, the actual average life of the loans typically will be substantially less because the mortgages will be subject to principal amortization and may be prepaid prior to maturity. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the security. Conversely, rising interest rates tend to decrease the rate of prepayments, thereby lengthening the actual average life of the security (and increasing the security's price volatility). Accordingly, it is not possible to predict accurately the average life of a particular pool. Reinvestment of prepayment may occur at higher or lower rates than the original yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current rates, mortgage-backed securities can be less effective than typical bonds of similar maturities at "locking in" yields during periods of declining interest rates, and may involve significantly greater price and yield volatility than traditional debt securities. Such securities may appreciate or decline in market value during periods of declining or rising interest rates, respectively.

      Securities issued by U.S. Government instrumentalities and certain Federal agencies are neither direct obligations of nor guaranteed by the U.S. Treasury; however, they involve Federal sponsorship in one way or another. Some are backed by specific types of collateral, some are supported by the issuer's right to borrow from the Treasury, some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer, others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to, Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, Federal National Mortgage Association, Federal Home Loan Mortgage Association, and Student Loan Marketing Association.

      ZERO COUPON BONDS. Zero coupon bonds are debt obligations issued without any requirement for the periodic payment of interest. Zero coupon bonds are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds would accrue and compound over the period until maturity at a rate of interest reflecting the market rate at the time of issuance. If a Fund holds zero coupon bonds in its portfolio, it would recognize income currently for Federal income tax purposes in the amount of the unpaid, accrued interest and generally would be required to distribute dividends representing such income to shareholders currently, even though funds representing such income would not have been received by the Fund. Cash to pay dividends representing unpaid, accrued interest may be obtained from, for example, sales proceeds of portfolio securities and Fund shares and from loan proceeds. The potential sale of portfolio securities to pay cash distributions from income earned on zero coupon bonds may result in a Fund being forced to sell portfolio securities at a time when it might otherwise choose not to sell these securities and when the Fund might incur a capital loss on such sales. Because interest on zero coupon obligations is not distributed to each Fund on a current basis, but is in effect compounded, the value of the securities of this type is subject to greater fluctuations in response to changing interest rates than the value of debt obligations which distribute income regularly.

      FIRM COMMITMENT AGREEMENTS AND "WHEN-ISSUED" SECURITIES. New issues of certain debt securities are often offered on a "when-issued" basis, meaning the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment, but delivery and payment for the securities normally take place after the date of the commitment to purchase. Firm commitment agreements call for the purchase of securities at an agreed-upon price on a specified future date. Each Fund uses such investment techniques in order to secure what is considered to be an advantageous price and yield to that Fund and not for purposes of leveraging the Fund's assets. In either instance, each Fund will maintain in a segregated account with its Custodian cash or liquid securities equal (on a daily marked-to-market basis) to the amount of its commitment to purchase the underlying securities.

            ILLIQUID SECURITIES

      Each Fund may purchase securities other than in the open market. While such purchases may often offer attractive opportunities for investment not otherwise available on the open market, the securities so purchased are often "restricted securities" or "not readily marketable" (i.e., they cannot be sold to the public without registration under the Securities Act of 1933, as amended (the "1933 Act"), or the availability of an exemption from registration (such as Rule 144A) or because they are subject to other legal or contractual delays in or restrictions on resale). This investment practice, therefore, could have the effect of increasing the level of illiquidity of each Fund. It is each Fund's policy that illiquid securities (including repurchase agreements of more than seven days duration, certain restricted securities, and other securities which are not readily marketable) may not constitute, at the time of purchase, more than 15% of the value of the Fund's net assets. The Trust's Board of Trustees has approved guidelines for use by IMI in determining whether a security is illiquid.

      Generally speaking, restricted securities may be sold (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the 1933 Act. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. If adverse market conditions were to develop during the period between a Fund's decision to sell a restricted or illiquid security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. Where a registration statement is required for the resale of restricted securities, a Fund may be required to bear all or part of the registration expenses. Each Fund may be deemed to be an "underwriter" for purposes of the 1933 Act when selling restricted securities to the public and, in such event, the Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

      Since it is not possible to predict with assurance that the market for securities eligible for resale under Rule 144A will continue to be liquid, IMI will monitor such restricted securities subject to the supervision of the Board of Trustees. Among the factors IMI may consider in reaching liquidity decisions relating to Rule 144A securities are: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer).

            FOREIGN SECURITIES

      The securities of foreign issuers in which each Fund may invest include non-U.S. dollar-denominated debt securities, Euro dollar securities, sponsored and unsponsored American Depository Receipts ("ADRs"), Global Depository Receipts ("GDRs") and related depository instruments, American Depository Shares ("ADSs"), Global Depository Shares ("GDSs"), and debt securities issued, assumed or guaranteed by foreign governments or political subdivisions or instrumentalities thereof. Shareholders should consider carefully the substantial risks involved in investing in securities issued by companies and governments of foreign nations, which are in addition to the usual risks inherent in each Fund's domestic investments.

      Although IMI intends to invest each Fund's assets only in nations that are generally considered to have relatively stable and friendly governments, there is the possibility of expropriation, nationalization, repatriation or confiscatory taxation, taxation on income earned in a foreign country and other foreign taxes, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default on foreign government securities, political or social instability or diplomatic developments which could affect investments in securities of issuers in those nations. In addition, in many countries there is less publicly available information about issuers than is available for U.S. companies. Moreover, foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. In many foreign countries, there is less governmental supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in the United States. Foreign securities transactions may also be subject to higher brokerage costs than domestic securities transactions. The foreign securities markets of many of the countries in which each Fund may invest may also be smaller, less liquid and subject to greater price volatility than those in the United States. In addition, each Fund may encounter difficulties or be unable to pursue legal remedies and obtain judgment in foreign courts.

      Foreign bond markets have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of each Fund are uninvested and no return is earned thereon. The inability of each Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Further, the inability to dispose of portfolio securities due to settlement problems could result either in losses to a Fund because of subsequent declines in the value of the portfolio security or, if the Fund has entered into a contract to sell the security, in possible liability to the purchaser. It may be more difficult for each Fund's agents to keep currently informed about corporate actions such as stock dividends or other matters that may affect the prices of portfolio securities. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Moreover, individual foreign economies may differ favorably or unfavorably from the United States economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. IMI seeks to mitigate the risks to each Fund associated with the foregoing considerations through investment variation and continuous professional management.

            DEPOSITORY RECEIPTS

      ADRs, GDRs, ADSs, GDSs and related securities are depository instruments, the issuance of which is typically administered by a U.S. or foreign bank or trust company. These instruments evidence ownership of underlying securities issued by a U.S. or foreign corporation. ADRs are publicly traded on exchanges or over-the-counter ("OTC") in the United States. Unsponsored programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, information concerning the issuer may not be as current or as readily available as in the case of sponsored depository instruments, and their prices may be more volatile than if they were sponsored by the issuers of the underlying securities.

            EMERGING MARKETS

      Each Fund could have significant investments in securities traded in emerging markets. Investors should recognize that investing in such countries involves special considerations, in addition to those set forth above, that are not typically associated with investing in United States securities and that may affect each Fund's performance favorably or unfavorably.

      In recent years, many emerging market countries around the world have undergone political changes that have reduced government's role in economic and personal affairs and have stimulated investment and growth. Historically, there is a strong direct correlation between economic growth and stock market returns. While this is no guarantee of future performance, IMI believes that investment opportunities (particularly in the energy, environmental services, natural resources, basic materials, power, telecommunications and transportation industries) may result within the evolving economies of emerging market countries from which each Fund and its shareholders will benefit.

      Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. Such risks include (i) less social, political and economic stability; (ii) a small market for securities and/or a low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies that may restrict each Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until relatively recently in certain Eastern European countries, of a capital market structure or market-oriented economy; (vii) the possibility that recent favorable economic developments in Eastern Europe may be slowed or reversed by unanticipated political or social events in such countries; and (viii) the possibility that currency devaluations could adversely affect the value of each Fund's investments. Further, many emerging markets have experienced and continue to experience high rates of inflation.

      Despite the dissolution of the Soviet Union, the Communist Party may continue to exercise a significant role in certain Eastern European countries. To the extent of the Communist Party's influence, investments in such countries will involve risks of nationalization, expropriation and confiscatory taxation. The communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of such expropriation, each Fund could lose a substantial portion of any investments it has made in the affected countries. Further, few (if any) accounting standards exist in Eastern European countries. Finally, even though certain Eastern European currencies may be convertible into U.S. dollars, the conversion rates may be artificial in relation to the actual market values and may be adverse to each Fund's net asset value.

      Certain Eastern European countries that do not have well-established trading markets are characterized by an absence of developed legal structures governing private and foreign investments and private property. In addition, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment of foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals.

      Authoritarian governments in certain Eastern European countries may require that a governmental or quasi-governmental authority act as custodian of the Fund's assets invested in such country. To the extent such governmental or quasi-governmental authorities do not satisfy the requirements of the Investment Company Act of 1940, as amended (the "1940 Act"), with respect to the custody of each Fund's cash and securities, each Fund's investment in such countries may be limited or may be required to be effected through intermediaries. The risk of loss through governmental confiscation may be increased in such countries.

            FOREIGN CURRENCIES

      Investment in foreign securities usually will involve currencies of foreign countries. Moreover, each Fund may temporarily hold funds in bank deposits in foreign currencies during the completion of investment programs and may purchase forward foreign currency contracts. Because of these factors, the value of the assets of each Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and each Fund may incur costs in connection with conversions between various currencies. Although each Fund's custodian values each Fund's assets daily in terms of U.S. dollars, each Fund does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. Each Fund will do so from time to time, however, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. Each Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies.

      Because each Fund normally will be invested in both U.S. and foreign securities markets, changes in each Fund's share price may have a low correlation with movements in U.S. markets. Each Fund's share price will reflect the movements of the different stock and bond markets in which it is invested (both U.S. and foreign), and of the currencies in which the investments are denominated. Thus, the strength or weakness of the U.S. dollar against foreign currencies may account for part of each Fund's investment performance. U.S. and foreign securities markets do not always move in step with each other, and the total returns from different markets may vary significantly. In addition, significant uncertainty surrounds the proposed introduction of the euro (a common currency for the European Union) in January 1999 and its effect on the value of securities denominated in local European currencies. These and other currencies in which each Fund's assets are denominated may be devalued against the U.S. dollar, resulting in a loss to each Fund.

            FOREIGN CURRENCY EXCHANGE TRANSACTIONS

      Each Fund may enter into forward foreign currency contracts in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date (usually less than a year), and typically is individually negotiated and privately traded by currency traders and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for commissions, they do realize a profit based on the difference between the price at which they are buying and selling various currencies. Although these contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase.

      While each Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for each Fund than if it had not engaged in such transactions. Moreover, there may be an imperfect correlation between a Fund's portfolio holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. An imperfect correlation of this type may prevent each Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss.

      Each Fund may purchase currency forwards and combine such purchases with sufficient cash or short-term securities to create unleveraged substitutes for investments in foreign markets when deemed advantageous. Each Fund may also combine the foregoing with bond futures or interest rate futures contracts to create the economic equivalent of an unhedged foreign bond position.

      Each Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure.

      Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to each Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transactions costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

            OTHER INVESTMENT COMPANIES

      Each Fund may invest up to 10% of its total assets in the shares of other investment companies. As a shareholder of an investment company, each Fund would bear its ratable shares of the fund's expenses (which often include an asset-based management fee). Each Fund could also lose money by investing in other investment companies, since the value of their respective investments and the income they generate will vary daily based on prevailing market conditions.

            REPURCHASE AGREEMENTS

      Repurchase agreements are contracts under which a Fund buys a money market instrument and obtains a simultaneous commitment from the seller to repurchase the instrument at a specified time and at an agreed-upon yield. Under guidelines approved by the Board, each Fund is permitted to enter into repurchase agreements only if the repurchase agreements are at least fully collateralized with U.S. Government securities or other securities that IMI has approved for use as collateral for repurchase agreements and the collateral must be marked-to-market daily. Each Fund will enter into repurchase agreements only with banks and broker-dealers deemed to be creditworthy by IMI under the above-referenced guidelines. In the unlikely event of failure of the executing bank or broker-dealer, a Fund could experience some delay in obtaining direct ownership of the underlying collateral and might incur a loss if the value of the security should decline, as well as costs in disposing of the security.

            BANKING INDUSTRY AND SAVINGS AND LOAN OBLIGATIONS

      Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank (meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument at maturity). In addition to investing in certificates of deposit and bankers' acceptances, each Fund may invest in time deposits in banks or savings and loan associations. Time deposits are generally similar to certificates of deposit, but are uncertificated. Each Fund's investments in certificates of deposit, time deposits, and bankers' acceptance are limited to obligations of (i) banks having total assets in excess of $1 billion, (ii) U.S. banks which do not meet the $1 billion asset requirement, if the principal amount of such obligation is fully insured by the Federal Deposit Insurance Corporation (the "FDIC"), (iii) savings and loan association which have total assets in excess of $1 billion and which are members of the FDIC, and (iv) foreign banks if the obligation is, in IMI's opinion, of an investment quality comparable to other debt securities which may be purchased by a Fund. Each Fund's investments in certificates of deposit of savings associations are limited to obligations of Federal and state-chartered institutions whose total assets exceed $1 billion and whose deposits are insured by the FDIC.

            COMMERCIAL PAPER

      Commercial paper represents short-term unsecured promissory notes issued in bearer form by bank holding companies, corporations and finance companies. Each Fund may invest in commercial paper that is rated Prime-1 by Moody's Investors Service, Inc. ("Moody's") or A-1 by Standard & Poor's Corporation ("S&P") or, if not rated by Moody's or S&P, is issued by companies having an outstanding debt issue rated Aaa or Aa by Moody's or AAA or AA by S&P.

            BORROWING

      Borrowing may exaggerate the effect on each Fund's net asset value of any increase or decrease in the value of the Fund's portfolio securities. Money borrowed will be subject to interest costs (which may include commitment fees and/or the cost of maintaining minimum average balances). Although the principal of each Fund's borrowings will be fixed, each Fund's assets may change in value during the time a borrowing is outstanding, thus increasing exposure to capital risk.

            WARRANTS

      The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. However, prices of warrants do not necessarily move in a tandem with the prices of the underlying securities, and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by any Fund were not exercised by the date of its expiration, the Fund would lose the entire purchase price of the warrant.

            OPTIONS TRANSACTIONS

      IN GENERAL. A call option is a short-term contract (having a duration of less than one year) pursuant to which the purchaser, in return for the premium paid, has the right to buy the security underlying the option at the specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. A put option is a similar contract pursuant to which the purchaser, in return for the premium paid, has the right to sell the security underlying the option at the specified exercise price at any time during the term of the option. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option, to buy the underlying security at the exercise price. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the time remaining to expiration of the option, supply and demand, and interest rates.

      If the writer of a U.S. exchange-traded option wishes to terminate the obligation, the writer may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the Options Clearing Corporation. However, a writer may not effect a closing purchase transaction after it has been notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate his or her position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected at any particular time or at any acceptable price. If any call or put option is not exercised or sold, it will become worthless on its expiration date. Closing purchase transactions are not available for OTC transactions. In order to terminate an obligation in an OTC transaction the Fund would need to negotiate directly with the counterparty to the transaction.

      Each Fund will realize a gain (or a loss) on a closing purchase transaction with respect to a call or a put previously written by that Fund if the premium, plus commission costs, paid by the Fund to purchase the call or the put is less (or greater) than the premium, less commission costs, received by the Fund on the sale of the call or the put. A gain also will be realized if a call or a put that a Fund has written lapses unexercised, because the Fund would retain the premium. Any such gains (or losses) are considered short-term capital gains (or losses) for Federal income tax purposes. Net short-term capital gains, when distributed by each Fund, are taxable as ordinary income. See "Taxation."

      Each Fund will realize a gain (or a loss) on a closing sale transaction with respect to a call or a put previously purchased by that Fund if the premium, less commission costs, received by the Fund on the sale of the call or the put is greater (or less) than the premium, plus commission costs, paid by the Fund to purchase the call or the put. If a put or a call expires unexercised, it will become worthless on the expiration date, and the Fund will realize a loss in the amount of the premium paid, plus commission costs. Any such gain or loss will be long-term or short-term gain or loss, depending upon the Fund's holding period for the option.

      Exchange-traded options generally have standardized terms and are issued by a regulated clearing organization (such as the Options Clearing Corporation), which, in effect, guarantees the completion of every exchange-traded option transaction. In contrast, the terms of OTC options are negotiated by each Fund and its counterparty (usually a securities dealer or a financial institution) with no clearing organization guarantee. When a Fund purchases an OTC option, it relies on the party from whom it has purchased the option (the "counterparty") to make delivery of the instrument underlying the option. If the counterparty fails to do so, the Fund will lose any premium paid for the option, as well as any expected benefit of the transaction. Accordingly, IMI will assess the creditworthiness of each counterparty to determine the likelihood that the terms of the OTC option will be satisfied.

      WRITING OPTIONS ON INDIVIDUAL SECURITIES. Each Fund may write (sell) covered call options on that Fund's securities in an attempt to realize a greater current return than would be realized on the securities alone. Each Fund may also write covered call options to hedge a possible stock or bond market decline (only to the extent of the premium paid to each Fund for the options). In view of the investment objectives of each Fund, each Fund generally would write call options only in circumstances where the investment adviser to that Fund does not anticipate significant appreciation of the underlying security in the near future or has otherwise determined to dispose of the security.

      A "covered" call option means generally that so long as any Fund is obligated as the writer of a call option, that Fund will (i) own the underlying securities subject to the option, or (ii) have the right to acquire the underlying securities through immediate conversion or exchange of convertible preferred stocks or convertible debt securities owned by the Fund. Although each Fund receives premium income from these activities, any appreciation realized on an underlying security will be limited by the terms of the call option. Each Fund may purchase call options on individual securities only to effect a "closing purchase transaction."

      As the writer of a call option, each Fund receives a premium for undertaking the obligation to sell the underlying security at a fixed price during the option period, if the option is exercised. So long as a Fund remains obligated as a writer of a call option, it forgoes the opportunity to profit from increases in the market price of the underlying security above the exercise price of the option, except insofar as the premium represents such a profit (and retains the risk of loss should the value of the underlying security decline).

      PURCHASING OPTIONS ON INDIVIDUAL SECURITIES. Each Fund may purchase a put option on an underlying security owned by that Fund as a defensive technique in order to protect against an anticipated decline in the value of the security. Each Fund, as the holder of the put option, may sell the underlying security at the exercise price regardless of any decline in its market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs that the Fund must pay. These costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option. The premium paid for the put option would reduce any capital gain otherwise available for distribution when the security is eventually sold. The purchase of put options will not be used by any Fund for leverage purposes.

      Each Fund may also purchase a put option on an underlying security that it owns and at the same time write a call option on the same security with the same exercise price and expiration date. Depending on whether the underlying security appreciates or depreciates in value, a Fund would sell the underlying security for the exercise price either upon exercise of the call option written by it or by exercising the put option held by it. A Fund would enter into such transactions in order to profit from the difference between the premium received by the Fund for the writing of the call option and the premium paid by the Fund for the purchase of the put option, thereby increasing the Fund's current return. Each Fund may write (sell) put options on individual securities only to effect a "closing sale transaction."

      PURCHASING AND WRITING OPTIONS ON SECURITIES INDICES. Each Fund may purchase and sell (write) put and call options on securities indices. An index assigns relative values to the securities included in the index and the index fluctuates with changes in the market values of the securities so included. Call options on indices are similar to call options on individual securities, except that, rather than giving the purchaser the right to take delivery of an individual security at a specified price, they give the purchaser the right to receive cash. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars, times a specified multiple (the "multiplier"). The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

      The multiplier for an index option performs a function similar to the unit of trading for a stock option. It determines the total dollar value per contract of each point in the difference between the exercise price of an option and the current level of the underlying index. A multiplier of 100 means that a one-point difference will yield $100. Options on different indices have different multipliers.

      When a Fund writes a call or put option on a stock index, the option is "covered", in the case of a call, or "secured", in the case of a put, if the Fund maintains in a segregated account with the Custodian cash or liquid securities equal to the contract value. A call option is also covered if a Fund holds a call on the same index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii) greater than the exercise price of the call written, provided that the Fund maintains in a segregated account with the Custodian the difference in cash or liquid securities. A put option is also "secured" if a Fund holds a put on the same index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written or (ii) less than the exercise price of the put written, provided that the Fund maintains in a segregated account with the Custodian the difference in cash or liquid securities.

      RISKS OF OPTIONS TRANSACTIONS. The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of a U.S. option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities (or cash in the case of an index option) at the exercise price. If a put or call option purchased by any Fund is not sold when it has remaining value, and if the market price of the underlying security (or index), in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, that Fund will lose its entire investment in the option. Also, where a put or call option on a particular security (or index) is purchased to hedge against price movements in a related security (or securities), the price of the put or call option may move more or less than the price of the related security (or securities). In this regard, there are differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective.

      There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position. Finally, trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers, or the options exchange could suspend trading after the price has risen or fallen more than the maximum amount specified by the exchange. Closing transactions can be made for OTC options only by negotiating directly with the counterparty or by a transaction in the secondary market, if any such market exists. Transfer of an OTC option is usually prohibited absent the consent of the original counterparty. There is no assurance that any Fund will be able to close out an OTC option position at a favorable price prior to its expiration. An OTC counterparty may fail to deliver or to pay, as the case may be. In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option position at any time prior to its expiration. Although each Fund may be able to offset to some extent any adverse effects of being unable to liquidate an option position, each Fund may experience losses in some cases as a result of such inability.

      When conducted outside the U.S., options transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by:
(i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S., and (v) lower trading volume and liquidity.

      Each Fund's options activities also may have an impact upon the level of its portfolio turnover and brokerage commissions. See "Portfolio Turnover."

      Each Fund's success in using options techniques depends, among other things, on IMI's ability to predict accurately the direction and volatility of price movements in the options and securities markets, and to select the proper type, timing of use and duration of options.

            FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

      IN GENERAL. Each Fund may enter into futures contracts and options on futures contracts for hedging purposes. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a commodity at a specified price and time. When a purchase or sale of a futures contract is made by any Fund, that Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or liquid securities ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day each Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between a Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Fund will mark-to-market its open futures position.

      Each Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

      Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery of offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, a Fund generally realizes a capital gain, or if it is more, the Fund generally realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a Fund generally realizes a capital gain, or if it is less, the Fund generally realizes a capital loss. The transaction costs must also be included in these calculations.

      When purchasing a futures contract, each Fund will maintain with its Custodian (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited with a futures commission merchant ("FCM") as margin, are equal to the market value of the futures contract. Alternatively, a Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by the Fund, or, if lower, may cover the difference with cash or short-term securities.

      When selling a futures contract, each Fund will maintain with its Custodian in a segregated account (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited with an FCM as margin, are equal to the market value of the instruments underlying the contract. Alternatively, a Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's custodian).

      When selling a call option on a futures contract, each Fund will maintain with its Custodian in a segregated account (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited with an FCM as margin, equal the total market value of the futures contract underlying the call option. Alternatively, a Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund, or covering the difference if the price is higher.

      When selling a put option on a futures contract, each Fund will maintain with its Custodian (and mark-to-market on a daily basis) cash or liquid securities that equal the purchase price of the futures contract less any margin on deposit. Alternatively, a Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund, or, if lower, the Fund may hold securities to cover the difference.

      FOREIGN CURRENCY FUTURES CONTRACTS AND RELATED OPTIONS. Each Fund may engage in foreign currency futures contracts and related options transactions for hedging purposes. A foreign currency futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a foreign currency at a specified price and time.

      An option on a foreign currency futures contract gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon the exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

      Each Fund may purchase call and put options on foreign currencies as a hedge against changes in the value of the U.S. dollar (or another currency) in relation to a foreign currency in which portfolio securities of that Fund may be denominated. A call option on a foreign currency gives the buyer the right to buy, and a put option the right to sell, a certain amount of foreign currency at a specified price during a fixed period of time. Each Fund may invest in options on foreign currency which are either listed on a domestic securities exchange or traded on a recognized foreign exchange.

      In those situations where foreign currency options may not be readily purchased (or where such options may be deemed illiquid) in the currency in which the hedge is desired, the hedge may be obtained by purchasing an option on a "surrogate" currency, i.e., a currency where there is tangible evidence of a direct correlation in the trading value of the two currencies. A surrogate currency's exchange rate movements parallel that of the primary currency. Surrogate currencies are used to hedge an illiquid currency risk, when no liquid hedge instruments exist in world currency markets for the primary currency.

      Each Fund will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity or quoted on an automated quotation system. Each Fund will not enter into a futures contract or purchase an option thereon if, immediately thereafter, the aggregate initial margin deposits for futures contracts held by that Fund plus premiums paid by it for open futures option positions, less the amount by which any such positions are "in-the-money," would exceed 5% of the liquidation value of the Fund's portfolio (or the Fund's net asset value), after taking into account unrealized profits and unrealized losses on any such contracts the Fund has entered into. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option. For additional information about margin deposits required with respect to futures contracts and options thereon, see "Futures Contracts and Options on Futures Contracts."

      RISKS ASSOCIATED WITH FUTURES AND RELATED OPTIONS. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in any Fund's portfolio securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

      Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

      There can be no assurance that a liquid market will exist at a time when any Fund seeks to close out a futures or a futures option position, and that Fund would remain obligated to meet margin requirements until the position is closed. In addition, there can be no assurance that an active secondary market will continue to exist.

      Currency futures contracts and options thereon may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such position also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Fund's ability to act upon economic events occurring in foreign markets during non business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

            SECURITIES INDEX FUTURES CONTRACTS

      Each Fund may enter into securities index futures contracts as an efficient means of regulating the Fund's exposure to the equity markets. Each Fund will not engage in transactions in futures contracts for speculation, but only as a hedge against changes resulting from market conditions in the values of securities held in that Fund's portfolio or which it intends to purchase. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. The value of a unit is the current value of the stock index. For example, the S&P 500 Index is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange (the "Exchange"). The S&P 500 Index assigns relative weightings to the 500 common stocks included in the Index, and the Index fluctuates with changes in the market values of the shares of those common stocks. In the case of the S&P 500 Index, contracts are to buy or sell 500 units. Thus, if the value of the S&P 500 Index were $150, one contract would be worth $75,000 (500 units x $150). The index futures contract specifies that no delivery of the actual securities making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if a Fund enters into a futures contract to buy 500 units of the S&P 500 Index at a specified future date at a contract price of $150 and the S&P 500 Index is at $154 on that future date, the Fund will gain $2,000 (500 units x gain of $4). If a Fund enters into a futures contract to sell 500 units of the stock index at a specified future date at a contract price of $150 and the S&P 500 Index is at $154 on that future date, the Fund will lose $2,000 (500 units x loss of $4).

      RISKS OF SECURITIES INDEX FUTURES. Each Fund's success in using hedging techniques depends, among other things, on IMI's ability to predict correctly the direction and volatility of price movements in the futures and options markets as well as in the securities markets and to select the proper type, time and duration of hedges. The skills necessary for successful use of hedges are different from those used in the selection of individual stocks.

      Each Fund's ability to hedge effectively all or a portion of its securities through transactions in index futures (and therefore the extent of its gain or loss on such transactions) depends on the degree to which price movements in the underlying index correlate with price movements in the Fund's securities. Inasmuch as such securities will not duplicate the components of an index, the correlation probably will not be perfect. Consequently, each Fund will bear the risk that the prices of the securities being hedged will not move in the same amount as the hedging instrument. This risk will increase as the composition of each Fund's portfolio diverges from the composition of the hedging instrument.

      Although each Fund intends to establish positions in these instruments only when there appears to be an active market, there is no assurance that a liquid market will exist at a time when a Fund seeks to close a particular option or futures position. Trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers. In addition, the futures exchanges may suspend trading after the price has risen or fallen more than the maximum amount specified by the exchange. In some cases, a Fund may experience losses as a result of its inability to close out a position, and it may have to liquidate other investments to meet its cash needs.

      Although some index futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, a Fund generally realizes a capital gain, or if it is more, a Fund generally realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a Fund generally realizes a capital gain, or if it is less, the Fund generally realizes a capital loss. The transaction costs must also be included in these calculations.

      Each Fund will only enter into index futures contracts or futures options that are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system. Each Fund will use futures contracts and related options only for "bona fide hedging" purposes, as such term is defined in applicable regulations of the CFTC.

      When purchasing an index futures contract, each Fund will maintain with its Custodian (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited with a futures commission merchant ("FCM") as margin, are equal to the market value of the futures contract. Alternatively, a Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by the Fund.

      When selling an index futures contract, each Fund will maintain with its Custodian (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited with an FCM as margin, are equal to the market value of the instruments underlying the contract. Alternatively, a Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in cash or liquid assets in a segregated account with the Fund's custodian).

      COMBINED TRANSACTIONS. Each Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions and multiple currency transactions (including forward currency contracts) and some combination of futures, options, and currency transactions ("component" transactions), instead of a single transaction, as part of a single or combined strategy when, in the opinion of IMI, it is in the best interests of that Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on IMI's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the management objective.

                                    PORTFOLIO TURNOVER

      Each Fund purchases securities that are believed by IMI to have above average potential for capital appreciation. Common stocks are disposed of in situations where it is believed that potential for such appreciation has lessened or that other common stocks have a greater potential. Therefore, each Fund may purchase and sell securities without regard to the length of time the security is to be, or has been, held. A change in securities held by a Fund is known as "portfolio turnover" and may involve the payment by the Fund of dealer markup or underwriting commission and other transaction costs on the sale of securities, as well as on the reinvestment of the proceeds in other securities. Each Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the most recently completed fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during that year. For purposes of determining each Fund's portfolio turnover rate, all securities whose maturities at the time of acquisition were one year or less are excluded.

                              TRUSTEES AND OFFICERS

         Each Fund's Board of Trustees (the "Board") is responsible for the overall management of the Fund, including general supervision and review of the Fund's investment activities. The Board, in turn, elects the officers who are responsible for administering each Fund's day-to-day operations.

         The Trustees and Executive Officers of the Trust, their business addresses and principal occupations during the past five years are:

                          POSITION WITH   BUSINESS AFFILIATIONS
NAME, ADDRESS, AGE          THE TRUST     AND PRINCIPAL OCCUPATIONS

John S. Anderegg, Jr.       Trustee       Chairman, Dynamics Research
60 Concord Street                         Corp. (instruments and controls);
Wilmington, MA  01887                     Director, Burr-Brown Corp.
Age: 75                                   (operational amplifiers);
                                          Director, Metritage Incorporated
                                          (level measuring instruments);
                                          Trustee of Mackenzie Series Trust
                                          (1992-1998).

James W. Broadfoot         President      President,
700 South Federal Hwy.     and            Ivy Management Inc. (1996-
Suite 300                  Trustee        present); Senior Vice
Boca Raton, FL  33432                     President, Ivy Management,
Age: 56                                   Inc. (1992-1996); Director and Senior
[*Deemed to be an                         Vice President, Mackenzie Investment
"interested person"                       Management Inc. (1995-present); Senior
of the Trust, as                          Vice President, Mackenzie Investment
defined under the                         Management Inc. (1990-1995).
1940 Act.]

Paul H. Broyhill            Trustee       Chairman, BMC Fund, Inc.
800 Hickory Blvd.                         (1983-present); Chairman,
Golfview Park-Box 500                     Broyhill Family Foundation,
Lenoir, NC 28645                          Inc. (1983-Present);
Age:  75                                  Chairman and President, Broyhill
                                          Investments, Inc. (1983-present);
                                          Chairman, Broyhill Timber
                                          Resources (1983-present);
                                          Management of a personal portfolio
                                          of fixed-income and equity
                                          investments (1983-present);
                                          Trustee of Mackenzie Series Trust
                                          (1988-1998); Director of The
                                          Mackenzie Funds Inc. (1988-1995).

Stanley Channick            Trustee       President and Chief
11 Bala Avenue                            Executive Officer, The
Bala Cynwyd, PA 19004                     Whitestone Corporation
Age:  75                                  (insurance agency); Chairman,
                                          Scott Management Company
                                          (administrative services for
                                          insurance companies); President,
                                          The Channick Group (consultants
                                          to insurance companies and
                                          national trade associations);
                                          Trustee of Mackenzie Series
                                          Trust (1994-1998); Director of
                                          The Mackenzie Funds Inc.
                                          (1994-1995).

Frank W. DeFriece, Jr.      Trustee       Director, Manager and Vice
The Landmark Centre                       President, Director and
113 Landmark Lane,                        Fund Manager, Massengill-
Suite B                                   DeFriece Foundation
Bristol, TN  37620-2285                   (charitable organization)
Age: 78                                   (1950-present); Trustee and Vice
                                          Chairman, East Tennessee Public
                                          Communications Corp. (WSJK-TV)
                                          (1984-present); Trustee of
                                          Mackenzie Series Trust
                                          (1985-1998); Director of The
                                          Mackenzie Funds Inc. (1987-1995).

Roy J. Glauber              Trustee       Mallinckrodt Professor of
Lyman Laboratory                          Physics, Harvard
of Physics                                University (1974-present);
Harvard University                        Trustee of Mackenzie Series
Cambridge, MA 02138                       Trust (1994-1997).
Age: 73

Joseph G. Rosenthal         Trustee       Chartered Accountant
110 Jardin Drive                          (1958-present); Trustee of
Unit #12                                  Mackenzie Series Trust
Concord, Ontario Canada                   (1985-1998); Director of
L4K 2T7                                   The Mackenzie Funds Inc.
Age: 64                                   (1987-1995).

Richard N. Silverman       Trustee        Director, Newton-Wellesley
18 Bonnybrook Road                        Hospital; Director, Beth
Waban, MA  02168                          Israel Hospital; Director,
Age: 75                                   Boston Ballet; Director, Boston
                                          Children's Museum; Director,
                                          Brimmer and May School.

J. Brendan Swan            Trustee        President, Airspray
4701 North Federal Hwy.                   International, Inc.;
Suite 465                                 Joint Managing Director,
Pompano Beach, FL  33064                  Airspray International
Age: 69                                   B.V. (an environmentally sensitive
                                          packaging company); Director of
                                          Polyglass LTD.; Director, The
                                          Mackenzie Funds Inc. (1992-1995);
                                          Trustee of Mackenzie Series Trust
                                          (1992-1998).

Keith J. Carlson           Trustee        Senior Vice President of Mackenzie
700 South Federal Hwy.     And            Investment Management, Inc. (1996-
Suite 300                  Chairman       -present); Senior Vice President
Boca Raton, FL  33432                     and Director of Mackenzie
Age: 42                                   Investment Management, Inc. (1994-
[*Deemed to be an                         1996); Senior Vice President and
"interested person"                       Treasurer of Mackenzie Investment
of the Trust, as defined                  Management, Inc. (1989-1994);
under the                                 Senior Vice President and Director
1940 Act.]                                of Ivy Management Inc. (1994-present);
                                          Senior Vice President, Treasurer and
                                          Director of Ivy Management Inc.
                                          (1992-1994); Vice President of The
                                          Mackenzie Funds Inc. (1987-1995);
                                          Senior Vice President and Director,
                                          Ivy Mackenzie Services Corp.
                                          (1996-present); President and Director
                                          of Ivy Mackenzie Services Corp.
                                          (1993-1996); Trustee and President of
                                          Mackenzie Series Trust (1996-1998);
                                          Vice President of Mackenzie Series
                                          Trust (1994-1998); Treasurer of
                                          Mackenzie Series Trust (1985-1994);
                                          President, Chief Executive Officer
                                          and Director of Ivy Mackenzie
                                          Distributors, Inc. (1994-present);
                                          Executive Vice President and Director
                                          of Ivy Mackenzie Distributors, Inc.
                                          (1993-1994); Trustee of Mackenzie
                                          Series Trust (1996-1998).

Edward M. Tighe            Trustee        Chief Executive Officer,
5900 N. Andrews Avenue                    CITCO Technology Management, Inc.
Suite 700                                 ("CITCO") (computer software develop-
Ft. Lauderdale, FL 33309                  ment and consulting) (1999-present);
                                          President and Director, Global
                                          Technology Management, Inc. (CITCO's
                                          predecessor) (1992-1998); Managing
                                          Director, Global Mutual Fund Services,
                                          Ltd. (financial services firm);
                                          President, Director and Chief
                                          Executive Officer, Global Mutual Fund
                                          Services, Inc. (1994-present).

C. William Ferris          Secretary/     Senior Vice President,
700 South Federal Hwy.     Treasurer      Chief Financial Officer
Suite 300                                 and Secretary/Treasurer
Boca Raton, FL  33432                     of Mackenzie Investment
Age: 54                                   Management Inc. (1995-present); Senior
                                          Vice President, Finance and
                                          Administration/Compliance Officer of
                                          Mackenzie Investment Management Inc.
                                          (1989-1994); Senior Vice President,
                                          Secretary/ Treasurer and Clerk of Ivy
                                          Management Inc. (1994-present); Vice
                                          President, Finance/Administration and
                                          Compliance Officer of Ivy Management
                                          Inc. (1992-1994); Senior Vice
                                          President, Secretary/Treasurer and
                                          Director of Ivy Mackenzie
                                          Distributors, Inc. (1994-present);
                                          Secretary/Treasurer and Director of
                                          Ivy Mackenzie Distributors, Inc.
                                          (1993-1994); President and Director of
                                          Ivy Mackenzie Services Corp.
                                          (1996-present); Secretary/Treasurer
                                          and Director of Ivy Mackenzie
                                          Services Corp. (1993-1996);
                                          Secretary/Treasurer of The Mackenzie
                                          Funds Inc. (1993-1995); Secretary/
                                          Treasurer of Mackenzie Series Trust
                                          (1994-1998).


                               COMPENSATION TABLE

                                    IVY FUND
                      (FISCAL YEAR ENDED DECEMBER 31, 1998)

                                    PENSION OR
                     AGGREGATE      RETIREMENT         ESTIMATED           TOTAL COMPENSATION
                     COMPENSATION   BENEFITS ACCRUED   ANNUAL ESTIMATED    FROM TRUST AND FUND
NAME,                FROM           AS PART OF FUND    ANNUAL BENEFITS     COMPLEX PAID TO TRUSTEES
POSITION             TRUST          EXPENSES           UPON RETIREMENT


John S.              $18,000              N/A           N/A                     $18,000
 Anderegg, Jr.
(Trustee)

Paul H.              $18,000              N/A           N/A                     $18,000
 Broyhill
(Trustee)

Keith J.             $0                   N/A           N/A                     $0
 Carlson
(Trustee and
 President)

Stanley              $18,000              N/A           N/A                     $18,000
  Channick
(Trustee)

Frank W.             $18,000              N/A           N/A                     $18,000
 DeFriece, Jr.
(Trustee)

Roy J.               $18,000              N/A           N/A                     $18,000
 Glauber
(Trustee)

Joseph G.            $18,000              N/A           N/A                     $18,000
Rosenthal
(Trustee)

Richard N.           $18,000              N/A           N/A                     $18,000
 Silverman
(Trustee)

J. Brendan           $17,000              N/A           N/A                     $17,000
 Swan
 (Trustee)

C. William           $0                   N/A           N/A                     $0
 Ferris
(Secretary/
Treasurer)

         To the knowledge of the Trust, as of March 31, 1999, no shareholder owned beneficially or of record 5% or more of any Fund's outstanding shares of any class, with the following exceptions:

CLASS A

Of the outstanding Class A shares of :

         Ivy Asia Pacific Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 40,174.921 shares (16.51%), and Michael G. Landry, 211 S. Gordon Rd., Ft.
Lauderdale, FL 33301, owned of record 12,443.882 shares (5.11%);

         Ivy Bond Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 1,397,567.620 shares (13.02%);

         Ivy China Region Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 218,003.027 shares (13.26%), and Resources Trust Company, PO Box 3865, Englewood, CO 80155-3865, owned of record 186,351.290 shares (11.33%);

         Ivy Developing Nations Fund, Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 87,092.843 shares (11.31%), Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 54,336.017 shares (7.06%), and Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 41,198.769 shares (5.35%);

         Ivy Global Natural Resources Fund, Carn & Co., Riggs Bank (TTEE) FBO Care-Free Consolidated 401K Plan, PO Box 96211, Washington, DC 20090-6211, owned of record 62,273.356 shares (29.71%), Carn & Co., Riggs Bank (TTEE) FBO Yazaki Employee Savings & Retirement Plan, PO Box 96211, Washington, DC 20090-6211, owned of record 22,533.136 shares (10.75%), and Mackenzie Investment Management Inc., via Mizner Financial Plaza, 700 South Federal Highway, Suite 300, Boca Raton, FL 33432, owned of record 11,957.023 shares (5.70%);

         Ivy Global Science & Technology Fund, Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 99,948.978 shares (16.84%), Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 65,325.391 shares (11.01%), and Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 31,922.542 shares (5.38%);

         Ivy International Fund II, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 818,804.984 shares (34.10%);

         Ivy International Fund, Charles Schwab & Co. Inc., 101 Montgomery Street, San Francisco, CA 94104, owned of record 12,827,455.253 shares (35.28%), and Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 6,083,813.996 shares (16.73%);

         Ivy International Small Companies Fund, Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 19,762.181 shares (20.88%), and Mackenzie Investment Management Inc., via Mizner Financial Plaza, 700 South Federal Highway, Suite 300, Boca Raton, FL 33432, owned of record 10,287.244 shares (10.87%).

         Ivy Money Market Fund, Carn & Co., Riggs Bank (TTEE) FBO Plexus Corp 401K Plan, PO Box 96211, Washington, DC 20090-6211, owned of record 2,710,056.720 shares (13.19%), and Bear Stearns Securities Corp., 1 Metrotech Center North, Brooklyn, NY 11201-3859, owned of record 1,432,318.960 shares (6.97%).

         Ivy Pan-Europe Fund, Mackenzie Investment Management Inc., via Mizner Financial Plaza, 700 South Federal Highway, Suite 300, Boca Raton, FL 33432, owned of record 37,553.145 shares (23.84%), and Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 27,122.193 shares (17.22%);

         Ivy South America Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 45,710.848 shares (17.87%), and Charles Schwab & Co. Inc., 101 Montgomery Street, San Francisco, CA 94104, owned of record 19,471.113 shares (7.61%), and William A. Maczko & Mildred E. Helm Maczko, 2100 S. Ocean Ln., #1412, Ft. Lauderdale, FL 33316, owned of record 14,174.070 shares (5.54%);

         Ivy US Blue Chip Fund, Helen L. Medvin, 4712 Michael Ave., North Olmsted, OH 44070, owned of record 10,253.846 shares (7.12%), Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 8,986.371 shares (6.24%), and Janney Montgomery Scott Inc., Estate of David Craig, 1801 Market Street, Philadelphia, PA 19103-1675, owned of record 8,880.995 shares (6.17%).

         Ivy US Emerging  Growth  Fund,  Donaldson  Lufkin  Jenrette  Securities
Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 86,774.211 shares (5.08%);

CLASS B

Of the outstanding Class B shares of:

         Ivy Asia Pacific Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 141,298.083 shares (35.22%);

         Ivy Bond Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 12,199,384.716 shares (48.92%);

         Ivy China Region Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 107,725.641 shares (11.73%);

         Ivy Developing Nations Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 278,316.028 shares (28.37%);

         Ivy Global Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 68,719.447 shares (11.93%);

         Ivy Global Natural Resources Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 83,599.984 shares (38.05%);

         Ivy Global Science & Technology Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 40,990.672 shares (8.13%);

         Ivy Growth Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 24,939.375 shares (8.96%);

         Ivy Growth with Income Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 263,081.752 shares (15.31%);

         Ivy International Fund II, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 4,986,169.823 shares (60.62%);

         Ivy International Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 5,678,407.729 shares (45.59%).

         Ivy International Small Companies Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 24,340.066 shares (23.40%), PaineWebber, FBO B Carmage Walls Trust #10, FBO Lissa Walls Trust and Cooper Walls TTEE, PO Box 42828, Houston, TX 77242, owned of record 5,880.313 shares (5.65%), and PaineWebber, FBO B Carmage Walls Trust #10, FBO Cooper Walls Trust and Cooper Walls TTEE, PO Box 42828, Houston, TX 77242, owned of record 5,760.640 shares (5.53%);

         Ivy Pan-Europe Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 66,847.392 shares (22.86%);

         Ivy South America Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 46,359.136 shares (29.47%);

         Ivy US Blue Chip Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 74,760.802 shares (18.62%), and Parker Hunter Incorporated, FBO Robert Crisci and Kathy Crisci, PO Box 7629, 3525 Ellwood Road, New Castle, PA 16107-7629, owned of record 24,779.090 shares (6.17%).

         Ivy US Emerging Growth Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 335,426.771 shares (21.10%);

CLASS C

Of the outstanding Class C shares of:

         Ivy Asia Pacific Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 19,237.215 shares (5.33%);

         Ivy Bond Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 725,233.869 shares (74.69%);

         Ivy China Region Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 30,474.251 shares (27.72%), and IBT, (custodian) FBO Roy O. Derminer, 2236 Abbottwoods Ln., Orange City, FL 32763, owned of record 8,275.708 shares (7.52%);

         Ivy Developing Nations Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 48,103,553 shares (11.99%);

         Ivy Global Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 6,585.276 shares (19.35%), Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 3,909.907 shares (11.48%), Robert W. Baird & Co. Inc., 777 East Wisconsin Avenue, Milwaukee, WI 53202-5391, owned of record 3,436.408 shares (10.09%), IBT, (custodian) FBO Mattie A. Allen, 755 Selma Pl., San Diego, CA 92114-1711, owned of record 3,095.552 shares (9.09%), Smith Barney Inc., 388 Greenwich Street, New York, NY 10013, owned of record
2,436.584 shares (7.15%), and PaineWebber, (custodian) FBO Robert D. Cuthbertson, PO Box 3321, Weehawken, NJ 07087-8154, owned of record 1,705.476 shares (5.01%);

         Ivy Global Natural Resources Fund, Raymond James & Assoc. Inc., (custodian) Raymond W. Simmons, 6296 104th Avenue, Pinellas Park, FL 33782, owned of record 981.281 shares (19.43%), Raymond James & Assoc. Inc., (custodian) Diversified Dental P/S, FBO Al Pollock, 10641 1st Street E., Suite 204, Treasure Island, FL 33706, owned of record 910.166 shares (18.02%), Robert
W. Baird & Co. Inc., 777 E. Wisconsin Avenue, Milwaukee, WI 53202-5391, owned of record 613.622 shares (12.15%), Robert W. Baird & Co. Inc., 777 E. Wisconsin Avenue, Milwaukee, WI 53202-5391, owned of record 550.722 shares (10.90%), Nancy
J. Cleare, 9381 US Hwy. 19 N, Pinellas Park, FL 33782, owned of record 541.597 shares (10.72%), Resources Trust Co., (custodian) FBO Jon K. Loessin, PO Box 5900, Denver, CO 80217, owned of record 535.023 shares (10.59%), Ester C. Wickes, 19 Fawn Hill Rd., Tuxedo, NY 10987, owned of record 350.772 shares (6.94%), and IBT, (custodian) FBO Salvatore Disalvo, 311 Bridle Path Lane, Annapolis, MD 21403-1638, owned of record 299.993 shares (5.94%);

         Ivy Global Science & Technology Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 38,011.661 shares (11.30%);

         Ivy Growth Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 7,477.571 shares (47.23%), IBT, (custodian) FBO Joseph L. Wright, 32211 Pierce Street, Garden
City, MI 48135, owned of record 3,938.282 shares (24.87%), PaineWebber, FBO Cynthia N. Young, PO Box 3321, Weehawken, NJ 07087-8154, owned of record 853.551 shares (5.39%), and Martin S. Sawyer & Ruth C. Sawyer, 5910 Wilson Blvd., #413, Arlington, VA 22205, owned of record 844.906 shares (5.33%);

         Ivy Growth with Income Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 11,534.267 shares (29.37%), Anthony L. Bassano & Marie E. Bassano, 8934 Bari Court, Port Richie, FL 34668, owned of record 3,203.100 shares (8.15%), IBT, (custodian) FBO Vytautas Snieckus, 1250 E 276th Street, Euclid, OH 44132, owned of record 2,645.907 shares (6.73%), PaineWebber, (custodian) FBO Patricia Cramer Russell, PO Box 3321, Weehawken, NJ 07087-8154, owned of record 2,191.410 shares (5.58%), IBT, (custodian) FBO Kevin D. Thistle, 1017 Glencrest Court, Saulkville, WI 53080, owned of record 2,130.626 shares (5.42%), and IBT, (custodian) FBO Carol
E. Greivell, 985 N Broadway, #67, Depere, WI 54115, owned of record 2,106.814 shares (5.36%);

         Ivy International Fund II, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 2,908,557.453 shares (74.01%);

         Ivy International Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 2,189,094.234 shares (64.38%);

         Ivy International Small Companies Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 87,014.649 shares (90.31%);

         Ivy Money Market Fund, PaineWebber, FBO Bruce Blank, PO Box 3321, Weehawken, NJ 07087-8154, owned of record 103,905.380 shares (17.65%), IBT (custodian) FBO, Marcelette V. Manning, 1371 Mt. View Lane, Chula Vista, CA 91911, owned of record 65,194.630 shares (11.07%), IBT (custodian) FBO Diana Rooney, 2441 S. 9th St., El Centro, CA 92243, owned of record 62,822.810 shares (10.67%), Robert J. Laws & Katherine A. Laws, PO Box 723, Ramona, CA 92065, owned of record 42,920.450 shares (7.29%), IBT (custodian) FBO Betty J. Carson, 1987 Higgins Lane, El Centro, CA 92243, owned of record 39,398.780 shares (6.69%), Paul M. Benard, 40 Arrowhead Farm Road, Boxford, MA 01921, owned of record 33,488.010 shares (5.68%), Diane C. Benard, 40 Arrowhead Farm Road, Boxford, MA 01921, owned of record 33,488.010 shares (5.68%), and PaineWebber, FBO Kathleen L. Diller, PO Box 3321, Weehawken, NJ 07087-8154, owned of record 30,238.920 shares (5.13%).

         Ivy Pan-Europe Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 26,948.668 shares (44.12%), Resources Trust Company, FBO Terry K. Ramnanan, PO Box 5900, Denver, CO 80217, owned of record 14,652.015 shares (23.99%), and Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 4,663.657 shares (7.63%);

         Ivy South America Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 10,956.813 shares (58.18%), Interstate/Johnson Lane, Interstate Tower, PO Box 1220, Charlotte, NC 28201-1220, owned of record 2,617.801 shares (13.90%), Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 2,318.301 shares (12.31%), Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 1,133.787 shares (6.02%), and Smith Barney Inc., 388 Greenwich Street, New York, NY 10013, owned of record 966.121 shares (5.13%);

         Ivy US Blue Chip Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 8,485.693 shares (10.18%), Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 6,066.012 shares (7.27%), IBT,
(custodian) FBO Roy O. Derminer, 2236 Abbottwoods LN, Orange City, FL 32763, owned of record 4,517.953 shares (5.42%), and Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 4,412.541 shares (5.29%);

         Ivy US Emerging Growth Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 96,481.220 shares (30.56%);

CLASS I

Of the outstanding Class I shares of:

         Ivy International Fund, The John E. Fetzer Institute Inc., 9292 W KL Ave., Kalamazoo, MI 49009, owned of record 727,066.771 shares (19.12%), State Street Bank, (TTEE) FBO Allison Engines, 200 Newport Ave., 7th Floor, North Quincy, MA 02171, owned of record 292,309.556 shares (7.68%), Lynspen and Company, PO Box 830804, Birmingham, AL 35283, owned of record 276,747.272 shares (7.27%), and U A Local 447 Pension Trust Fund, 5841 Newman Ct., Sacramento, CA 95819, owned of record 240,427.057 shares (6.32%).

ADVISOR CLASS

Of the outstanding Advisor Class shares of:

         Ivy Bond Fund, NFSC FEBO, C. William Ferris, Michael Landry/Keith Carlson, 700 South Federal Highway, Boca Raton, FL 33432-6114, owned of record 13,944.569 shares (77.94%), and Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 3,252.157 shares (18.17%);

         Ivy China Region Fund, Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 1,354.000 shares (84.59%), and Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 192.447 shares (12.02%).

         Ivy Developing Nations Fund, NFSC FEBO, C. William Ferris, Michael Landry/Keith Carlson, 700 South Federal Highway, Boca Raton, FL 33432-6114, owned of record 14,362.134 shares (100%);

         Ivy Global Fund, NFSC FEBO, C. William Ferris, Michael Landry/Keith Carlson, 700 South Federal Highway, Boca Raton, FL 33432-6114, owned of record 30,007.844 shares (100%);

         Ivy Global Science & Technology Fund, IBT, (custodian) FBO Deborah P. Mason, 3406 Cypress Landing Dr., Valrico, FL 33594, owned of record 629.966 shares (36.59%), Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 534.539 shares (31.04%),
Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 418.586 shares (24.31%), and Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 138.549 shares (8.04%);

         Ivy Growth Fund, NFSC FEBO, C. William Ferris, Michael Landry/Keith Carlson, 700 South Federal Highway, Boca Raton, FL 33432-6114, owned of record 16,572.658 shares (99.90%);

         Ivy Growth with Income Fund, NFSC FEBO, C. William Ferris, Michael Landry/Keith Carlson, 700 South Federal Highway, Boca Raton, FL 33432-6114, owned of record 25,118.240 shares (100%);

         Ivy International Fund II, Charles Scwab & Co. Inc., 101 Montgomery Street, San Francisco, CA 94104, owned of record 7,913.113 shares (11.19%), Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 6,471.430 shares (9.15%), and Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 4,602.660 shares (6.50%);

         Ivy Pan-Europe Fund, NFSC FEBO, C. William Ferris, Michael Landry/Keith Carlson, 700 South Federal Highway, Boca Raton, FL 33432-6114, owned of record 3,424.319 shares (47.51%), Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 1,191.422 shares (16.53%), Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 947.119 shares (13.14%), Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 653.595 shares (9.06%), and Charles Schwab & Co. Inc., 101 Montgomery Street, San Francisco, CA 94104,owned of record 406.639 shares (5.64%);

         Ivy US Blue Chip Fund, Mackenzie Investment Management Inc., Via Mizner Financial Plaza, 700 South Federal Highway, Suite 300, Boca Raton, FL 33432, owned of record 50,001.000 shares (80.05%), NFSC FEBO, C. William Ferris, Michael Landry/Keith Carlson, 700 South Federal Highway, Boca Raton, FL 33432-6114, owned of record 7,419.362 shares (11.87%), and Charles Scwab & Co. Inc., 101 Montgomery Street, San Francisco, CA 94104, owned of record 3,678.690 shares (5.88%);

         Ivy US Emerging Growth Fund, NFSC FEBO, C. William Ferris, Michael Landry/Keith Carlson, 700 South Federal Highway, Boca Raton, FL 33432-6114, owned of record 20,670.236 shares (84.78%), and Charles Schwab & Co. Inc., 101 Montgomery Street, San Francisco, CA 94104, owned of record 1,927.965 shares (7.90%).

         As of April 16, 1999, the Officers and Trustees of the Trust as a group owned beneficially or of record less than 1% of the outstanding Class A, Class B, Class C, Class I and Advisor Class shares of each of the nineteen Ivy funds that are series of the Trust, except that the Officers and Trustees of the Trust as a group owned 3.93%, 1.94%, 1.19%, and 2.09%, respectively, of Ivy Asia Pacific Fund Class A shares, Ivy Global Natural Resources Fund Class A shares, Ivy Money Market Fund Class A shares, and Ivy South America Fund Class A shares, respectively, as of that date.

      PERSONAL INVESTMENTS BY EMPLOYEES OF IMI. Employees of IMI are permitted to make personal securities transactions, subject to the requirements and restrictions set forth in IMI's Code of Ethics and Business Conduct Policy (the "Code of Ethics"). The Code of Ethics is designed to identify and address certain conflicts of interest between personal investment activities and the interests of investment advisory clients such as the Funds. Among other things, the Code of Ethics, which generally complies with standards recommended by the Investment Company Institute's Advisory Group on Personal Investing, prohibits certain types of transactions absent prior approval, applies to portfolio managers, traders, research analysts and others involved in the investment advisory process, and imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and monthly reporting of securities transactions. Exceptions to these and other provisions of the Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

                          INVESTMENT ADVISORY AND OTHER SERVICES

      BUSINESS MANAGEMENT AND INVESTMENT ADVISORY SERVICES

      IMI provides business management and investment advisory services to each Fund pursuant to a Business Management and Investment Advisory Agreement (the "Agreement"). IMI is a wholly owned subsidiary of Mackenzie Investment Management Inc. ("MIMI"). MIMI, a Delaware corporation, has approximately 10% of its outstanding common stock listed for trading on the Toronto Stock Exchange ("TSE"). MIMI is a subsidiary of Mackenzie Financial Corporation ("MFC"), 150 Bloor Street West, Toronto, Ontario, Canada, a public corporation organized under the laws of Ontario whose shares are listed for trading on the TSE. MFC is registered in Ontario as a mutual fund dealer and advises Ivy Global Natural Resources Fund. IMI currently acts as manager and investment adviser to the following additional investment companies registered under the 1940 Act (other than the Funds): Ivy Bond Fund, Ivy European Opportunities Fund, Ivy Global Fund, Ivy Global Science & Technology Fund, Ivy Growth Fund, Ivy Growth with Income Fund, Ivy International Fund II, Ivy International Fund, Ivy International Small Companies Fund, Ivy International Strategic Bond Fund, Ivy Money Market Fund, Ivy Pan-Europe Fund, Ivy US Blue Chip Fund and Ivy US Emerging Growth Fund. IMI also provides business management services to Ivy Global Natural Resources Fund.

      The Agreement obligates IMI to make investments for the account of each Fund in accordance with its best judgment and within the investment objectives and restrictions set forth in the Prospectus, the 1940 Act and the provisions of the Code relating to regulated investment companies, subject to policy decisions adopted by the Board. IMI also determines the securities to be purchased or sold by the Fund and places orders with brokers or dealers who deal in such securities.

      Under the Agreement, IMI also provides certain business management services. IMI is obligated to (1) coordinate with the Funds' Custodian and monitor the services it provides to each Fund; (2) coordinate with and monitor any other third parties furnishing services to each Fund; (3) provide each Fund with necessary office space, telephones and other communications facilities as are adequate for each Fund's needs; (4) provide the services of individuals competent to perform administrative and clerical functions that are not performed by employees or other agents engaged by each Fund or by IMI acting in some other capacity pursuant to a separate agreement or arrangements with each Fund; (5) maintain or supervise the maintenance by third parties of such books and records of the Trust as may be required by applicable Federal or state law;
(6) authorize and permit IMI's directors, officers and employees who may be elected or appointed as trustees or officers of the Trust to serve in such capacities; and (7) take such other action with respect to the Trust, after approval by the Trust as may be required by applicable law, including without limitation the rules and regulations of the SEC and of state securities commissions and other regulatory agencies.

      Each Fund pays IMI a monthly fee for providing business management and investment advisory services at an annual rate of 1.00% of the Fund's average net assets.

      During the fiscal years ended December 31, 1997 and 1998, Ivy Asia Pacific Fund paid IMI fees of $10,473 and $49,509, respectively. During the same periods, IMI reimbursed Fund expenses in the amount of $10,473 and $167,194, respectively.

      During the fiscal years ended December 31, 1996, 1997 and 1998, Ivy China Region Fund paid IMI fees of $233,804, $277,601 and $187,381, respectively. During the same periods, IMI reimbursed Fund expenses in the amount of $65,675, $18,377 and $105,095, respectively.

      During the fiscal years ended December 31, 1996, 1997 and 1998, Ivy Developing Nations Fund paid IMI fees of $109,125, $284,290 and $156,166, respectively. During the same periods, IMI reimbursed Fund expenses in the amount of $67,600, $22,860 and $200,839, respectively.

      During the fiscal years ended December 31, 1996, 1997 and 1998, Ivy South America Fund paid IMI fees of $42,550, $94,278 and $53,857, respectively. During the same periods, IMI reimbursed Fund expenses in the amount of $99,630, $68,548 and $145,867, respectively.

      Under the Agreement, the Trust pays the following expenses: (1) the fees and expenses of the Trust's Independent Trustees; (2) the salaries and expenses of any of the Trust's officers or employees who are not affiliated with IMI; (3) interest expenses; (4) taxes and governmental fees, including any original issue taxes or transfer taxes applicable to the sale or delivery of shares or certificates therefor; (5) brokerage commissions and other expenses incurred in acquiring or disposing of portfolio securities; (6) the expenses of registering and qualifying shares for sale with the SEC and with various state securities commissions; (7) accounting and legal costs; (8) insurance premiums; (9) fees and expenses of the Trust's Custodian and Transfer Agent and any related services; (10) expenses of obtaining quotations of portfolio securities and of pricing shares; (11) expenses of maintaining the Trust's legal existence and of shareholders' meetings; (12) expenses of preparation and distribution to existing shareholders of periodic reports, proxy materials and prospectuses; and
(13) fees and expenses of membership in industry organizations.

      IMI currently limits each Fund's total operating expenses (excluding Rule 12b-1 fees, interest, taxes, brokerage commissions, litigation, class-specific expenses, indemnification expenses, and extraordinary expenses) to an annual rate of 1.95% of that Fund's average net assets, which may lower each Fund's expenses and increase its yield.

      The Agreement will continue in effect with respect to each Fund from year to year, only so long as the continuance is specifically approved at least annually (i) by the vote of a majority of the Independent Trustees and (ii) either (a) by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund or (b) by the vote of a majority of the entire Board. If the question of continuance of the Agreement (or adoption of any new agreement) is presented to the shareholders, continuance (or adoption) shall be effected only if approved by the affirmative vote of a majority of the outstanding voting securities of each Fund. See "Capitalization and Voting Rights."

      The Agreement may be terminated with respect to each Fund at any time, without payment of any penalty, by the vote of a majority of the Board, or by a vote of a majority of the outstanding voting securities of that Fund, on 60 days' written notice to IMI, or by IMI on 60 days' written notice to the Trust. The Agreement shall terminate automatically in the event of its assignment.

            DISTRIBUTION SERVICES

      IMDI,  a  wholly  owned  subsidiary  of  MIMI,  serves  as  the  exclusive distributor of Ivy Fund's shares pursuant to an Amended and Restated Distribution Agreement with the Trust dated March 16, 1999, as amended from time to time (the "Distribution Agreement"). IMDI distributes shares of each Fund through broker-dealers who are members of the National Association of Securities Dealers, Inc. and who have executed dealer agreements with IMDI. IMDI distributes shares of each Fund on a continuous basis, but reserves the right to suspend or discontinue distribution on that basis. IMDI is not obligated to sell any specific amount of Fund shares.

      Each Fund has authorized IMDI to accept on its behalf purchase and redemption orders. IMDI is also authorized to designate other intermediaries to accept purchase and redemption orders on each Fund's behalf. Each Fund will be deemed to have received a purchase or redemption order when an authorized intermediary or, if applicable, an intermediary's authorized designee, accepts the order. Client orders will be priced at each Fund's Net Asset Value next computed after an authorized intermediary or the intermediary's authorized designee accepts them.

      Under the Distribution Agreement, each Fund bears, among other expenses, the expenses of registering and qualifying its shares for sale under Federal and state securities laws and preparing and distributing to existing shareholders periodic reports, proxy materials and prospectuses.

      The Distribution Agreement will continue in effect for successive one-year periods, provided that such continuance is specifically approved at least annually by the vote of a majority of the Independent Trustees, cast in person at a meeting called for that purpose and by the vote of either a majority of the entire Board or a majority of the outstanding voting securities of each Fund. The Distribution Agreement may be terminated with respect to each Fund at any time, without payment of any penalty, by IMDI on 60 days' written notice to the Fund or by each Fund by vote of either a majority of the outstanding voting securities of the Fund or a majority of the Independent Trustees on 60 days' written notice to IMDI. The Distribution Agreement shall terminate automatically in the event of its assignment.

      RULE 18F-3 PLAN. On February 23, 1995, the SEC adopted Rule 18f-3 under the 1940 Act, which permits a registered open-end investment company to issue multiple classes of shares in accordance with a written plan approved by the investment company's board of directors/trustees and filed with the SEC. The Board has adopted a Rule 18f-3 plan on behalf of each Fund. The key features of each Rule 18f-3 plan are as follows: (i) shares of each class of each Fund represent an equal pro rata interest in the Fund and generally have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications, terms and conditions, except that each class bears certain class-specific expenses and has separate voting rights on certain matters that relate solely to that class or in which the interests of shareholders of one class differ from the interests of shareholders of another class; (ii) subject to certain limitations described in the Prospectus, shares of a particular class of each Fund may be exchanged for shares of the same class of another Ivy fund; and (iii) each Fund's Class B shares will convert automatically into Class A shares of that Fund after a period of eight years, based on the relative net asset value of such shares at the time of conversion.

            CUSTODIAN

      Pursuant to a Custodian Agreement with the Trust, Brown Brothers Harriman & Co. (the "Custodian"), a private bank and member of the principal securities exchanges, located at 40 Water Street, Boston, Massachusetts 02109 (the "Custodian"), maintains custody of the assets of each Fund held in the United States. Rules adopted under the 1940 Act permit the Trust to maintain its foreign securities and cash in the custody of certain eligible foreign banks and securities depositories. Pursuant to those rules, the Custodian has entered into subcustodial agreements for the holding of each Fund's foreign securities. With respect to each Fund, the Custodian may receive, as partial payment for its services to the Fund, a portion of the Trust's brokerage business, subject to its ability to provide best price and execution.

            FUND ACCOUNTING SERVICES

      Pursuant to a Fund Accounting Services Agreement, MIMI provides certain accounting and pricing services for each Fund. As compensation for those services, each Fund pays MIMI a monthly fee plus out-of-pocket expenses as incurred. The monthly fee is based upon the net assets of the Fund at the preceding month end at the following rates: $1,250 when net assets are $10 million and under; $2,500 when net assets are over $10 million to $40 million; $5,000 when net assets are over $40 million to $75 million; and $6,500 when net assets are over $75 million.

      During the fiscal year ended December 31, 1998, Ivy Asia Pacific Fund paid MIMI $19,790 under the agreement.

      During the fiscal year ended December 31, 1998, Ivy China Region Fund paid MIMI $36,178 under the agreement.

      During the fiscal year ended December 31, 1998, Ivy Developing Nations Fund paid MIMI $34,475 under the agreement.

      During the fiscal year ended December 31, 1998, Ivy South America Fund paid MIMI $19,918 under the agreement.

            TRANSFER AGENT AND DIVIDEND PAYING AGENT

      Pursuant to a Transfer Agency and Shareholder Service Agreement, IMSC, a wholly owned subsidiary of MIMI, is the transfer agent for each Fund. Under the Agreement, each Fund pays a monthly fee at an annual rate of $20.00 for each open Class A, Class B, Class C and Advisor Class account. In addition, the Fund pays a monthly fee at an annual rate of $4.58 per account that is closed plus certain out-of-pocket expenses. Such fees and expenses for the fiscal year ended December 31, 1998 for Ivy Asia Pacific Fund totaled $16,060. Such fees and expenses for the fiscal year ended December 31, 1998 for Ivy China Region Fund totaled $101,423. Such fees and expenses for the fiscal year ended December 31, 1998 for Ivy Developing Nations Fund totaled $71,214. Such fees and expenses for the fiscal year ended December 31, 1998 for Ivy South America Fund totaled $22,160. Certain broker-dealers that maintain shareholder accounts with each Fund through an omnibus account provide transfer agent and other shareholder-related services that would otherwise be provided by IMSC if the individual accounts that comprise the omnibus account were opened by their beneficial owners directly. IMSC pays such broker-dealers a per account fee for each open account within the omnibus account, or a fixed rate (e.g., 0.10%) fee, based on the average daily net asset value of the omnibus account (or a combination thereof).

            ADMINISTRATOR

      Pursuant to an Administrative Services Agreement, MIMI provides certain administrative services to each Fund. As compensation for these services, each Fund pays MIMI a monthly fee at the annual rate of 0.10% of the Fund's average daily net assets. Such fees for the fiscal year ended December 31, 1998 for Ivy Asia Pacific Fund totaled $4,951. Such fees for the fiscal year ended December 31, 1998 for Ivy China Region totaled $18,738. Such fees for the fiscal year ended December 31, 1998 for Ivy Developing Nations Fund totaled $15,617. Such fees for the fiscal year ended December 31, 1998 for Ivy South America Fund totaled $5,386.

            AUDITORS

      PricewaterhouseCoopers LLP, independent public accountants, has been selected as auditors for the Trust. The audit services performed by PricewaterhouseCoopers LLP include audits of the annual financial statements of each of the funds of the Trust. Other services provided principally relate to filings with the SEC and the preparation of the funds' tax returns.

                                   BROKERAGE ALLOCATION

      Subject to the overall supervision of the President and the Board, IMI places orders for the purchase and sale of each Fund's portfolio securities. All portfolio transactions are effected at the best price and execution obtainable. Purchases and sales of debt securities are usually principal transactions and therefore, brokerage commissions are usually not required to be paid by each Fund for such purchases and sales (although the price paid generally includes undisclosed compensation to the dealer). The prices paid to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter, and purchases of after-market securities from dealers normally reflect the spread between the bid and asked prices. In connection with OTC transactions, IMI attempts to deal directly with the principal market makers, except in those circumstances where IMI believes that a better price and execution are available elsewhere.

      IMI selects broker-dealers to execute transactions and evaluates the reasonableness of commissions on the basis of quality, quantity, and the nature of the firms' professional services. Commissions to be charged and the rendering of investment services, including statistical, research, and counseling services by brokerage firms, are factors to be considered in the placing of brokerage business. The types of research services provided by brokers may include general economic and industry data, and information on securities of specific companies. Research services furnished by brokers through whom the Trust effects securities transactions may be used by IMI in servicing all of its accounts. In addition, not all of these services may be used by IMI in connection with the services it provides to the Funds or the Trust. IMI may consider sales of shares of Ivy funds as a factor in the selection of broker-dealers and may select broker-dealers who provide it with research services. IMI will not, however, execute brokerage transactions other than at the best price and execution.

      During the fiscal years ended December 31, 1997 and 1998, Ivy Asia Pacific Fund paid brokerage commissions of $18,500 and $75,104, respectively.

      During the fiscal years ended December 31, 1996, 1997 and 1998, Ivy China Region Fund paid brokerage commissions of $62,812, $70,846, and $112,289, respectively.

      During the fiscal years ended December 31, 1996, 1997 and 1998, Ivy Developing Nations Fund paid brokerage commissions of $95,606, $170,306, and $83,565, respectively.

      During the fiscal years ended December 31, 1996, 1997 and 1998, Ivy South America Fund paid brokerage commissions of $15,756, $17,213, and $19,922, respectively.

      Brokerage commissions vary from year to year in accordance with the degree to which a particular Fund is more or less actively traded.

      Each Fund may, under some circumstances, accept securities in lieu of cash as payment for Fund shares. Each Fund will accept securities only to increase its holdings in a portfolio security or to take a new portfolio position in a security that IMI deems to be a desirable investment for that Fund. While no minimum has been established, it is expected that each Fund will not accept securities having an aggregate value of less than $1 million. The Trust may reject in whole or in part any or all offers to pay for each Fund's shares with securities and may discontinue accepting securities as payment for each Fund's shares at any time without notice. The Trust will value accepted securities in the manner and at the same time provided for valuing portfolio securities of each Fund, and each Fund's shares will be sold for net asset value determined at the same time the accepted securities are valued. The Trust will only accept securities delivered in proper form and will not accept securities subject to legal restrictions on transfer. The acceptance of securities by the Trust must comply with the applicable laws of certain states.

                             CAPITALIZATION AND VOTING RIGHTS

      The capitalization of the Trust consists of an unlimited number of shares of beneficial interest (no par value per share). When issued, shares of each class of each Fund are fully paid, non-assessable, redeemable and fully transferable. No class of shares of any Fund has preemptive rights or subscription rights.

      The Amended and Restated Declaration of Trust permits the Trustees to create separate series or portfolios and to divide any series or portfolio into one or more classes. The Trustees have authorized nineteen series, each of which represents a fund. The Trustees have further authorized the issuance of Class A, Class B, and Class C shares for Ivy International Fund and Ivy Money Market Fund and Class A, Class B, Class C and Advisor Class shares for Ivy Asia Pacific Fund, Ivy Bond Fund, Ivy China Region Fund, Ivy Developing Nations Fund, Ivy European Opportunities Fund, Ivy Global Fund, Ivy Global Natural Resources Fund, Ivy Global Science & Technology Fund, Ivy Growth Fund, Ivy Growth with Income Fund, Ivy International Fund II, Ivy International Small Companies Fund, Ivy International Strategic Bond Fund, Ivy Pan-Europe Fund, Ivy South America Fund, Ivy US Blue Chip Fund, and Ivy US Emerging Growth Fund, as well as Class I shares for Ivy Bond Fund, Ivy European Opportunities Fund, Ivy Global Science & Technology Fund, Ivy International Fund II, Ivy International Fund, Ivy International Small Companies Fund, Ivy International Strategic Bond Fund, and Ivy US Blue Chip Fund.


      Shareholders have the right to vote for the election of Trustees of the Trust and on any and all matters on which they may be entitled to vote by law or by the provisions of the Trust's By-Laws. The Trust is not required to hold a regular annual meeting of shareholders, and it does not intend to do so. Shares of each class of each Fund entitle their holders to one vote per share (with proportionate voting for fractional shares). Shareholders of each Fund are entitled to vote alone on matters that only affect that Fund. All classes of shares of each Fund will vote together, except with respect to the distribution plan applicable to a Fund's Class A, Class B or Class C shares or when a class vote is required by the 1940 Act. On matters relating to all funds of the Trust, but affecting the funds differently, separate votes by the shareholders of each fund are required. Approval of an investment advisory agreement and a change in fundamental policies would be regarded as matters requiring separate voting by the shareholders of each fund of the Trust. If the Trustees determine that a matter does not affect the interests of a Fund, then the shareholders of that Fund will not be entitled to vote on that matter. Matters that affect the Trust in general, such as ratification of the selection of independent public accountants, will be voted upon collectively by the shareholders of all funds of the Trust.

      As used in this SAI and the Prospectus, the phrase "majority vote of the outstanding shares" of a Fund means the vote of the lesser of: (1) 67% of the shares of the Fund (or of the Trust) present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the outstanding shares of the Fund (or of the Trust).

      With respect to the submission to shareholder vote of a matter requiring separate voting by a Fund, the matter shall have been effectively acted upon with respect to that Fund if a majority of the outstanding voting securities of the Fund votes for the approval of the matter, notwithstanding that: (1) the matter has not been approved by a majority of the outstanding voting securities of any other fund of the Trust; or (2) the matter has not been approved by a majority of the outstanding voting securities of the Trust.

      The Amended and Restated Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove a person serving as trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust. Shareholders will be assisted in communicating with other shareholders in connection with the removal of a Trustee as if Section 26(c) of the Act were applicable.

      The Trust's shares do not have cumulative voting rights and accordingly the holders of more than 50% of the outstanding shares could elect the entire Board, in which case the holders of the remaining shares would not be able to elect any Trustees.

      Under Massachusetts law, the Trust's shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Amended and Restated Declaration of Trust disclaims liability of the shareholders, Trustees or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust, and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by the Trust or its Trustees. The Amended and Restated Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder of any Fund held personally liable for the obligations of that Fund. The risk of a shareholder of the Trust incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations and, thus, should be considered remote. No series of the Trust is liable for the obligations of any other series of the Trust.

                              SPECIAL RIGHTS AND PRIVILEGES

      The Trust offers, and (except as noted below) bears the cost of providing, to investors the following rights and privileges. The Trust reserves the right to amend or terminate any one or more of these rights and privileges. Notice of amendments to or terminations of rights and privileges will be provided to shareholders in accordance with applicable law.

      Certain of the rights and privileges described below refer to funds, other than the Funds, whose shares are also distributed by IMDI. These funds are: Ivy Bond Fund, Ivy European Opportunities Fund, Ivy Global Fund, Ivy Global Natural Resources Fund, Ivy Global Science & Technology Fund, Ivy Growth Fund, Ivy Growth with Income Fund, Ivy International Fund, Ivy International Fund II, Ivy International Small Companies Fund, Ivy International Strategic Bond Fund, Ivy Money Market Fund, Ivy Pan-Europe Fund, Ivy US Blue Chip Fund, and Ivy US Emerging Growth Fund (the other fifteen series of the Trust). (Effective April 18, 1997, Ivy International Fund suspended the offer of its shares to new investors). Shareholders should obtain a current prospectus before exercising any right or privilege that may relate to these funds.

            AUTOMATIC INVESTMENT METHOD

      The Automatic Investment Method, which enables a Fund shareholder to have specified amounts automatically drawn each month from his or her bank for investment in a Fund's shares, is available for all classes of shares, except Class I. The minimum initial and subsequent investment under this method for Advisor Class shares is $250 per month, (except in the case of a tax qualified retirement plan for which the minimum initial and subsequent investment is $25 per month). A shareholder may terminate the Automatic Investment Method at any time upon delivery to Ivy Mackenzie Services Corp. ("IMSC") of telephone instructions or written notice. See "Automatic Investment Method" in the Prospectus. To begin the plan, complete Sections 6A and 7B of the Account Application.

            EXCHANGE OF SHARES

      As described in the Prospectus, shareholders of each Fund have an exchange privilege with other Ivy funds (except Ivy International Fund unless they have an existing Ivy International Fund account). Before effecting an exchange, shareholders of each Fund should obtain and read the currently effective prospectus for the Ivy fund into which the exchange is to be made.

      Advisor Class shareholders may exchange their outstanding Advisor Class shares for Advisor Class shares of another Ivy fund on the basis of the relative net asset value per Advisor Class share. The minimum value of Advisor Class shares which may be exchanged into an Ivy fund in which shares are not already held is $10,000. No exchange out of the Fund (other than by a complete exchange of all Fund shares) may be made if it would reduce the shareholder's interest in the Advisor Class shares of the Fund to less than $10,000.

      Each exchange will be made on the basis of the relative net asset value per share of the Ivy funds involved in the exchange next computed following receipt by IMSC of telephone instructions by IMSC or a properly executed request. Exchanges, whether written or telephonic, must be received by IMSC by the close of regular trading on the Exchange (normally 4:00 p.m., eastern time) to receive the price computed on the day of receipt. Exchange requests received after that time will receive the price next determined following receipt of the request. The exchange privilege may be modified or terminated at any time, upon at least 60 days' notice to the extent required by applicable law. See "Redemptions."

      An exchange of shares between any of the Ivy funds will result in a taxable gain or loss. Generally, this will be a capital gain or loss (long-term or short-term, depending on the holding period of the shares) in the amount of the difference between the net asset value of the shares surrendered and the shareholder's tax basis for those shares. However, in certain circumstances, shareholders will be ineligible to take sales charges into account in computing taxable gain or loss on an exchange. See "Taxation."

      With limited exceptions, gain realized by a tax-deferred retirement plan will not be taxable to the plan and will not be taxed to the participant until distribution. Each investor should consult his or her tax adviser regarding the tax consequences of an exchange transaction.

      RETIREMENT PLANS

      Shares may be purchased in connection with several types of tax-deferred retirement plans. Shares of more than one fund distributed by IMDI may be purchased in a single application establishing a single account under the plan, and shares held in such an account may be exchanged among the Ivy funds in accordance with the terms of the applicable plan and the exchange privilege available to all shareholders. Initial and subsequent purchase payments in connection with tax-deferred retirement plans must be at least $25 per participant.

      The following fees will be charged to individual shareholder accounts as described in the retirement prototype plan document:

      Retirement Plan New Account Fee                 no fee
      Retirement Plan Annual Maintenance Fee          $10.00 per fund account

      For shareholders whose retirement accounts are diversified across several Ivy funds, the annual maintenance fee will be limited to not more than $20.

          The following discussion describes the tax treatment of certain tax-deferred retirement plans under current Federal income tax law. State income tax consequences may vary. An individual considering the establishment of a retirement plan should consult with an attorney and/or an accountant with respect to the terms and tax aspects of the plan.

      INDIVIDUAL RETIREMENT ACCOUNTS: Shares of each Fund may be used as a funding medium for an Individual Retirement Account ("IRA"). Eligible individuals may establish an IRA by adopting a model custodial account available from IMSC, who may impose a charge for establishing the account. Individuals should consult their tax advisers before investing IRA assets in an Ivy fund if that fund primarily distributes exempt-interest dividends.

      An individual who has not reached age 70-1/2 and who receives compensation or earned income is eligible to contribute to an IRA, whether or not he or she is an active participant in a retirement plan. An individual who receives a distribution from another IRA, a qualified retirement plan, a qualified annuity plan or a tax-sheltered annuity or custodial account ("403(b) plan") that qualifies for "rollover" treatment is also eligible to establish an IRA by rolling over the distribution either directly or within 60 days after its receipt. Tax advice should be obtained in connection with planning a rollover contribution to an IRA.

      In general, an eligible individual may contribute up to the lesser of $2,000 or 100% of his or her compensation or earned income to an IRA each year. If a husband and wife are both employed, and both are under age 70-1/2, each may set up his or her own IRA within these limits. If both earn at least $2,000 per year, the maximum potential contribution is $4,000 per year for both. For years after 1996, the result is similar even if one spouse has no earned income; if the joint earned income of the spouses is at least $4,000, a contribution of up to $2,000 may be made to each spouse's IRA. Rollover contributions are not subject to these limits.

      An individual may deduct his or her annual contributions to an IRA in computing his or her Federal income tax within the limits described above, provided he or she (or his or her spouse, if they file a joint Federal income tax return) is not an active participant in a qualified retirement plan (such as a qualified corporate, sole proprietorship, or partnership pension, profit sharing, 401(k) or stock bonus plan), qualified annuity plan, 403(b) plan, simplified employee pension, or governmental plan. If he or she (or his or her spouse) is an active participant, whether the individual's contribution to an IRA is fully deductible, partially deductible or not deductible depends on (i) adjusted gross income and (ii) whether it is the individual or the individual's spouse who is an active participant, in the case of married individuals filing jointly. Contributions may be made up to the maximum permissible amount even if they are not deductible. Rollover contributions are not includable in income for Federal income tax purposes and therefore are not deductible from it.

      Generally, earnings on an IRA are not subject to current Federal income tax until distributed. Distributions attributable to tax-deductible contributions and to IRA earnings are taxed as ordinary income. Distributions of non-deductible contributions are not subject to Federal income tax. In general, distributions from an IRA to an individual before he or she reaches age 59-1/2 are subject to a nondeductible penalty tax equal to 10% of the taxable amount of the distribution. The 10% penalty tax does not apply to amounts withdrawn from an IRA after the individual reaches age 59-1/2, becomes disabled or dies, or if withdrawn in the form of substantially equal payments over the life or life expectancy of the individual and his or her designated beneficiary, if any, or rolled over into another IRA, amounts withdrawn and used to pay for deductible medical expenses and amounts withdrawn by certain unemployed individuals not in excess of amounts paid for certain health insurance premiums, amounts used to pay certain qualified higher education expenses, and amounts used within 120 days of the date the distribution is received to pay for certain first-time homebuyer expenses. Distributions must begin to be withdrawn not later than April 1 of the calendar year following the calendar year in which the individual reaches age 70-1/2. Failure to take certain minimum required distributions will result in the imposition of a 50% non-deductible penalty tax.

      ROTH IRAS: Shares of each Fund also may be used as a funding medium for a Roth Individual Retirement Account ("Roth IRA"). A Roth IRA is similar in numerous ways to the regular (traditional) IRA, described above. Some of the primary differences are as follows.

      A single individual earning below $95,000 can contribute up to $2,000 per year to a Roth IRA. The maximum contribution amount diminishes and gradually falls to zero for single filers with adjusted gross incomes ranging from $95,000 to $110,000. Married couples earning less than $150,000 combined, and filing jointly, can contribute a full $4,000 per year ($2,000 per IRA). The maximum contribution amount for married couples filing jointly phases out from $150,000 to $160,000. An individual whose adjusted gross income exceeds the maximum phase-out amount cannot contribute to a Roth IRA.

      An eligible individual can contribute money to a traditional IRA and a Roth IRA as long as the total contribution to all IRAs does not exceed $2,000. Contributions to a Roth IRA are not deductible. Contributions to a Roth IRA may be made even after the individual for whom the account is maintained has attained age 70 1/2.

      No distributions are required to be taken prior to the death of the original account holder. If a Roth IRA has been established for a minimum of five years, distributions can be taken tax-free after reaching age 59 1/2, for a first-time home purchase ($10,000 maximum, one time use), or upon death or disability. All other distributions from a Roth IRA (other than the amount of nondeductible contributions) are taxable and subject to a 10% tax penalty unless an exception applies. Exceptions to the 10% penalty include: reaching age 59 1/2, death, disability, deductible medical expenses, the purchase of health insurance for certain unemployed individual and qualified higher education expenses.

      An individual with an income of less than $100,000 (who is not married filing separately) can roll his or her existing IRA into a Roth IRA. However, the individual must pay taxes on the taxable amount in his or her traditional IRA. After 1998, all taxes on such a rollover will have to be paid in the tax year in which the rollover is made.

      QUALIFIED PLANS: For those self-employed individuals who wish to purchase shares of one or more Ivy funds through a qualified retirement plan, a Custodial Agreement and a Retirement Plan are available from IMSC. The Retirement Plan may be adopted as a profit sharing plan or a money purchase pension plan. A profit sharing plan permits an annual contribution to be made in an amount determined each year by the self-employed individual within certain limits prescribed by law. A money purchase pension plan requires annual contributions at the level specified in the Custodial Agreement. There is no set-up fee for qualified plans and the annual maintenance fee is $20.00 per account.

      In general, if a self-employed individual has any common law employees, employees who have met certain minimum age and service requirements must be covered by the Retirement Plan. A self-employed individual generally must contribute the same percentage of income for common law employees as for himself or herself.

      A self-employed individual may contribute up to the lesser of $30,000 or 25% of compensation or earned income to a money purchase pension plan or to a combination profit sharing and money purchase pension plan arrangement each year on behalf of each participant. To be deductible, total contributions to a profit sharing plan generally may not exceed 15% of the total compensation or earned income of all participants in the plan, and total contributions to a combination money purchase-profit sharing arrangement generally may not exceed 25% of the total compensation or earned income of all participants. The amount of compensation or earned income of any one participant that may be included in computing the deduction is limited (generally to $150,000 for benefits accruing in plan years beginning after 1993, with annual inflation adjustments). A self-employed individual's contributions to a retirement plan on his or her own behalf must be deducted in computing his or her earned income.

      Corporate employers may also adopt the Custodial Agreement and Retirement Plan for the benefit of their eligible employees. Similar contribution and deduction rules apply to corporate employers.

      Distributions from the Retirement Plan generally are made after a participant's separation from service. A 10% penalty tax generally applies to distributions to an individual before he or she reaches age 59-1/2, unless the individual (1) has reached age 55 and separated from service; (2) dies; (3) becomes disabled; (4) uses the withdrawal to pay tax-deductible medical expenses; (5) takes the withdrawal as part of a series of substantially equal payments over his or her life expectancy or the joint life expectancy of himself or herself and a designated beneficiary; or (6) rolls over the distribution.

      The Transfer Agent will arrange for Investors Bank & Trust to furnish custodial services to the employer and any participating employees.

      DEFERRED COMPENSATION FOR PUBLIC SCHOOLS AND CHARITABLE ORGANIZATIONS ("403(B)(7) ACCOUNT"): Section 403(b)(7) of the Internal Revenue Code of 1986, as amended (the "Code") permits public school systems and certain charitable organizations to use mutual fund shares held in a custodial account to fund deferred compensation arrangements with their employees. A custodial account agreement is available for those employers whose employees wish to purchase shares of the Trust in conjunction with such an arrangement. The special application for a 403(b)(7) Account is available from IMSC.

      Distributions from the 403(b)(7) Account may be made only following death, disability, separation from service, attainment of age 59-1/2, or incurring a financial hardship. A 10% penalty tax generally applies to distributions to an individual before he or she reaches age 59-1/2, unless the individual (1) has reached age 55 and separated from service; (2) dies or becomes disabled; (3)
uses the withdrawal to pay tax-deductible medical expenses; (4) takes the withdrawal as part of a series of substantially equal payments over his or her life expectancy or the joint life expectancy of himself or herself and a designated beneficiary; or (5) rolls over the distribution. There is no set-up fee for 403(b)(7) Accounts and the annual maintenance fee is $20.00 per account.

      SIMPLIFIED EMPLOYEE PENSION ("SEP") IRAS: An employer may deduct contributions to a SEP up to the lesser of $30,000 or 15% of compensation. SEP accounts generally are subject to all rules applicable to IRA accounts, except the deduction limits, and are subject to certain employee participation requirements. No new salary reduction SEPs ("SARSEPs") may be established after 1996, but existing SARSEPs may continue to be maintained, and non-salary reduction SEPs may continue to be established as well as maintained after 1996.

      SIMPLE PLANS: An employer may establish a SIMPLE IRA or a SIMPLE 401(k) for years after 1996. An employee can make pre-tax salary reduction contributions to a SIMPLE Plan, up to $6,000 a year (as indexed). Subject to certain limits, the employer will either match a portion of employee contributions, or will make a contribution equal to 2% of each employee's compensation without regard to the amount the employee contributes. An employer cannot maintain a SIMPLE Plan for its employees if the employer maintains or maintained any other qualified retirement plan with respect to which any contributions or benefits have been credited.

            SYSTEMATIC WITHDRAWAL PLAN

      A shareholder may establish a Systematic Withdrawal Plan (a "Withdrawal Plan"), by telephone instructions or by delivery to IMSC of a written election to have his or her shares withdrawn periodically (minimum distribution amount - $50), accompanied by a surrender to IMSC of all share certificates then outstanding in such shareholder's name, properly endorsed by the shareholder. To be eligible to elect a Withdrawal Plan, a shareholder must continually maintain an account balance of at least $10,000. A Withdrawal Plan may not be established if the investor is currently participating in the Automatic Investment Method. A Withdrawal Plan may involve the depletion of a shareholder's principal, depending on the amount withdrawn.

      A redemption under a Withdrawal Plan is a taxable event. Shareholders contemplating participating in a Withdrawal Plan should consult their tax advisers.

      Additional investments made by investors participating in a Withdrawal Plan must equal at least $250 each while the Withdrawal Plan is in effect.

      An investor may terminate his or her participation in the Withdrawal Plan at any time by delivering written notice to IMSC. If all shares held by the investor are liquidated at any time, participation in the Withdrawal Plan will terminate automatically. The Trust or IMSC may terminate the Withdrawal Plan option at any time after reasonable notice to shareholders.

            GROUP SYSTEMATIC INVESTMENT PROGRAM

      Shares of each Fund may be purchased in connection with investment programs established by employee or other groups using systematic payroll deductions or other systematic payment arrangements. The Trust does not itself organize, offer or administer any such programs. However, it may, depending upon the size of the program, waive the minimum initial and additional investment requirements for purchases by individuals in conjunction with programs organized and offered by others. Unless shares of a Fund are purchased in conjunction with IRAs (see "How to Buy Shares" in the Prospectus), such group systematic investment programs are not entitled to special tax benefits under the Code. The Trust reserves the right to refuse purchases at any time or suspend the offering of shares in connection with group systematic investment programs, and to restrict the offering of shareholder privileges, such as check writing, simplified redemptions and other optional privileges, as described in the Prospectus, to shareholders using group systematic investment programs.

      With respect to each shareholder account established on or after September 15, 1972 under a group systematic investment program, the Trust and IMI each currently charge a maintenance fee of $3.00 (or portion thereof) that for each twelve-month period (or portion thereof) that the account is maintained. The Trust may collect such fee (and any fees due to IMI) through a deduction from distributions to the shareholders involved or by causing on the date the fee is assessed a redemption in each such shareholder account sufficient to pay such fee. The Trust reserves the right to change these fees from time to time without advance notice.

                                   REDEMPTIONS

      Shares of each Fund are redeemed at their net asset value next determined after a proper redemption request has been received by IMSC.

      Unless a shareholder requests that the proceeds of any redemption be wired to his or her bank account, payment for shares tendered for redemption is made by check within seven days after tender in proper form, except that the Trust reserves the right to suspend the right of redemption or to postpone the date of payment upon redemption beyond seven days, (i) for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which trading on the Exchange is restricted, (ii) for any period during which an emergency exists as determined by the SEC as a result of which disposal of securities owned by a Fund is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets, or
(iii) for such other periods as the SEC may by order permit for the protection of shareholders of a Fund.



      The Trust may redeem the Advisor Class accounts of shareholders who have maintained an investment of less than $10,000 in the Advisor Class shares of a Fund for a period of more than 12 months. All accounts below that minimum will be redeemed simultaneously when MIMI deems it advisable. The $10,000 balance will be determined by actual dollar amounts invested by the shareholder, unaffected by market fluctuations. The Trust will notify any such shareholder by certified mail of its intention to redeem such account, and the shareholder shall have 60 days from the date of such letter to invest such additional sums as shall raise the value of such account above that minimum. Should the shareholder fail to forward such sum within 60 days of the date of the Trust's letter of notification, the Trust will redeem the shares held in such account and transmit the redemption in value thereof to the shareholder. However, those shareholders who are investing pursuant to the Automatic Investment Method will not be redeemed automatically unless they have ceased making payments pursuant to the plan for a period of at least six consecutive months, and these shareholders will be given six-months' notice by the Trust before such redemption. Shareholders in a qualified retirement, pension or profit sharing plan who wish to avoid tax consequences must "rollover" any sum so redeemed into another qualified plan within 60 days. The Trustees of the Trust may change the minimum account size.

      If a shareholder has given authorization for telephonic redemption privilege, shares can be redeemed and proceeds sent by Federal wire to a single previously designated bank account. Delivery of the proceeds of a wire redemption request of $250,000 or more may be delayed by each Fund for up to seven days if deemed appropriate under then-current market conditions. The Trust reserves the right to change this minimum or to terminate the telephonic redemption privilege without prior notice. The Trust cannot be responsible for the efficiency of the Federal wire system of the shareholder's dealer of record or bank. The shareholder is responsible for any charges by the shareholder's bank.

      Each Fund employs reasonable procedures that require personal identification prior to acting on redemption or exchange instructions communicated by telephone to confirm that such instructions are genuine. In the absence of such instructions, a Fund may be liable for any losses due to unauthorized or fraudulent telephone instructions.

                                 NET ASSET VALUE

      The net asset value per share of each Fund is computed by dividing the value of that Fund's aggregate net assets (i.e., its total assets less its liabilities) by the number of the Fund's shares outstanding. For purposes of determining each Fund's aggregate net assets, receivables are valued at their realizable amounts. Each Fund's liabilities, if not identifiable as belonging to a particular class of the Fund, are allocated among that Fund's several classes based on their relative net asset size. Liabilities attributable to a particular class are charged to that class directly. The total liabilities for a class are then deducted from the class's proportionate interest in the Fund's assets, and the resulting amount is divided by the number of shares of the class outstanding to produce its net asset value per share.

      A security listed or traded on a recognized stock exchange or The Nasdaq Stock Market, Inc. ("Nasdaq") is valued at the security's last sale price on the exchange on which the security is principally traded. If no sale is reported at that time, the average between the last bid and asked price (the "Calculated Mean") is used. Unless otherwise noted herein, the value of a foreign security is determined in its national currency as of the normal close of trading on the foreign exchange on which it is traded or as of the close of regular trading on the Exchange, if that is earlier, and that value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, eastern time, on the day the value of the foreign security is determined. All other securities for which OTC market quotations are readily available are valued at the Calculated Mean.

      A debt security normally is valued on the basis of quotes obtained from at least two dealers (or one dealer who has made a market in the security) or pricing services that take into account appropriate valuation factors. Interest is accrued daily. Money market instruments are valued at amortized cost, which the Board believes approximates market value.

      An exchange-traded option is valued at the last sale price on the exchange on which it is principally traded, if available, and otherwise is valued at the last sale price on the other exchange(s). If there were no sales on any exchange, the option shall be valued at the Calculated Mean, if possible, and otherwise at the last offering price, in the case of a written option, and the last bid price, in the case of a purchased option. An OTC option is valued at the last offering price, in the case of a written option, and the last bid price, in the case of a purchased option. Exchange listed and widely-traded OTC futures (and options thereon) are valued at the most recent settlement price.

      Securities and other assets for which market prices are not readily available are priced at their "fair value" as determined by IMI in accordance with procedures approved by the Board. Trading in securities on many foreign securities exchanges is normally completed before the close of regular trading on the Exchange. Trading on foreign exchanges may not take place on all days on which there is regular trading on the Exchange, or may take place on days on which there is no regular trading on the Exchange (e.g., any of the national business holidays identified below). If events materially affecting the value of the Fund's portfolio securities occur between the time when a foreign exchange closes and the time when the Fund's net asset value is calculated (see following paragraph), such securities may be valued at fair value as determined by IMI and approved by the Board.

      Portfolio securities are valued (and net asset value per share is determined) as of the close of regular trading on the Exchange (normally 4:00 p.m., eastern time) on each day the Exchange is open for trading. The Exchange and the Trust's offices are expected to be closed, and net asset value will not be calculated, on the following national business holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. On those days when either or both of the Fund's Custodian or the Exchange close early as a result of a partial holiday or otherwise, the Trust reserves the right to advance the time on that day by which purchase and redemption requests must be received.

      The number of shares you receive when you place a purchase order, and the payment you receive after submitting a redemption request, is based on a Fund's net asset value next determined after your instructions are received in proper form by IMSC or by your registered securities dealer. Each purchase and redemption order is subject to any applicable sales charge. Since each Fund invests in securities that are listed on foreign exchanges that may trade on weekends or other days when the Funds not price their shares, each Fund's net asset value may change on days when shareholders will not be able to purchase or redeem that Fund's shares. The sale of each Fund's shares will be suspended during any period when the determination of its net asset value is suspended pursuant to rules or orders of the SEC and may be suspended by the Board whenever in its judgment it is in a Fund's best interest to do so.

                                    TAXATION

      The following is a general discussion of certain tax rules thought to be applicable with respect to each Fund. It is merely a summary and is not an exhaustive discussion of all possible situations or of all potentially applicable taxes. Accordingly, shareholders and prospective shareholders should consult a competent tax adviser about the tax consequences to them of investing in a Fund.

      Each Fund intends to be taxed as a regulated investment company under Subchapter M of the Code. Accordingly, each Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of each Fund's assets is represented by cash, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of each Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies).

      As a regulated investment company, each Fund generally will not be subject to U.S. Federal income tax on its income and gains that it distributes to shareholders, if at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and the excess of any short-term capital gains over long-term capital losses) for the taxable year is distributed. Each Fund intends to distribute all such income.

      Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, each Fund must distribute during each calendar year, (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, each Fund intends to make distributions in accordance with the calendar year distribution requirements. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by a Fund in October, November or December of the year with a record date in such a month and paid by that Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year the distributions are declared, rather than the calendar year in which the distributions are received.

            OPTIONS, FUTURES AND FOREIGN CURRENCY FORWARD CONTRACTS

      The taxation of equity options and OTC options on debt securities is governed by Code section 1234. Pursuant to Code section 1234, the premium received by each Fund for selling a put or call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to that Fund. If a Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option written by a Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security and any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term depending upon the holding period of the security. With respect to a put or call option that is purchased by a Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is long-term or short-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

      Some of the options, futures and foreign currency forward contracts in which each Fund may invest may be "section 1256 contracts." Gains (or losses) on these contracts generally are considered to be 60% long-term and 40% short-term capital gains or losses; however, as described below, foreign currency gains or losses arising from certain section 1256 contracts are ordinary in character. Also, section 1256 contracts held by each Fund at the end of each taxable year (and on certain other dates prescribed in the Code) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized.

      The transactions in options, futures and forward contracts undertaken by each Fund may result in "straddles" for Federal income tax purposes. The straddle rules may affect the character of gains or losses realized by each Fund. In addition, losses realized by each Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the consequences of such transactions to each Fund are not entirely clear. The straddle rules may increase the amount of short-term capital gain realized by each Fund, which is taxed as ordinary income when distributed to shareholders.

      Each Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

      Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not engage in such transactions.

      Notwithstanding any of the foregoing, each Fund may recognize gain (but not loss) from a constructive sale of certain "appreciated financial positions" if that Fund enters into a short sale, offsetting notional principal contract, futures or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment are interests (including options, futures and forward contracts and short sales) in stock, partnership interests, certain actively traded trust instruments and certain debt instruments. Constructive sale treatment of appreciated financial positions does not apply to certain transactions closed in the 90-day period ending with the 30th day after the close of each Fund's taxable year, if certain conditions are met.

CURRENCY  FLUCTUATIONS  --  "SECTION  988"  GAINS  OR  LOSSES  Gains  or  losses attributable to fluctuations in exchange rates which occur between the time each Fund accrues receivables or liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of some investments, including debt securities denominated in a foreign currency and certain options, futures and forward contracts, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "section 988" gains or losses, increase or decrease the amount of each Fund's investment company taxable income available to be distributed to its shareholders as ordinary income.

INVESTMENT IN PASSIVE FOREIGN INVESTMENT COMPANIES

      Each Fund may invest in shares of foreign corporations which may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets, or 75% or more of its gross income is investment-type income. If a Fund receives a so-called "excess distribution" with respect to PFIC stock, that Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which a Fund held the PFIC shares. The Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

      Each Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. A Fund may elect to mark to market its PFIC shares, resulting in the shares being treated as sold at fair market value on the last business day of each taxable year. Any resulting gain would be reported as ordinary income; any resulting loss and any loss from an actual disposition of the shares would be reported as ordinary loss to the extent of any net gains reported in prior years. Under another election that currently is available in some circumstances, each Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given year.

            DEBT SECURITIES ACQUIRED AT A DISCOUNT

      Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by each Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount ("OID") is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures.

      Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by each Fund in the secondary market may be treated as having market discount. Generally, gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the "accrued market discount" on such debt security. In addition, the deduction of any interest expenses attributable to debt securities having market discount may be deferred. Market discount generally accrues in equal daily installments. Each Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

      Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by each Fund may be treated as having acquisition discount, or OID in the case of certain types of debt securities. Generally, each Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. Each Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

      Each Fund generally will be required to distribute dividends to shareholders representing discount on debt securities that is currently includable in income, even though cash representing such income may not have been received by that Fund. Cash to pay such dividends may be obtained from sales proceeds of securities held by that Fund.

            DISTRIBUTIONS

      Distributions of investment company taxable income are taxable to a U.S. shareholder as ordinary income, whether paid in cash or shares. Dividends paid by a Fund to a corporate shareholder, to the extent such dividends are attributable to dividends received from U.S. corporations by the Fund, may qualify for the dividends received deduction. However, the revised alternative minimum tax applicable to corporations may reduce the value of the dividends received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, designated by each Fund as capital gain dividends, are taxable to shareholders as long-term capital gains whether paid in cash or in shares, and regardless of how long the shareholder has held the Fund's shares; such distributions are not eligible for the dividends received deduction. Shareholders receiving distributions in the form of newly issued shares will have a cost basis in each share received equal to the net asset value of a share of that Fund on the distribution date. A distribution of an amount in excess of a Fund's current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder's basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder's basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares. Shareholders will be notified annually as to the U.S. Federal tax status of distributions and shareholders receiving distributions in the form of newly issued shares will receive a report as to the net asset value of the shares received.

      If the net asset value of shares is reduced below a shareholder's cost as a result of a distribution by a Fund, such distribution generally will be taxable even though it represents a return of invested capital. Shareholders should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at this time may reflect the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a distribution which generally will be taxable to them.

            DISPOSITION OF SHARES

      Upon a redemption, sale or exchange of his or her shares, a shareholder will realize a taxable gain or loss depending upon his or her basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and, if so, will be long-term or short-term, depending upon the shareholder's holding period for the shares. Any loss realized on a redemption sale or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six-months or less will be treated for tax purposes as a long-term capital loss to the extent of any distributions of capital gain dividends received or treated as having been received by the shareholder with respect to such shares.

      In some cases, shareholders will not be permitted to take all or portion of their sales loads into account for purposes of determining the amount of gain or loss realized on the disposition of their shares. This prohibition generally applies where (1) the shareholder incurs a sales load in acquiring the shares of a Fund, (2) the shares are disposed of before the 91st day after the date on which they were acquired, and (3) the shareholder subsequently acquires shares in a Fund or another regulated investment company and the otherwise applicable sales charge is reduced under a "reinvestment right" received upon the initial purchase of Fund shares. The term "reinvestment right" means any right to acquire shares of one or more regulated investment companies without the payment of a sales load or with the payment of a reduced sales charge. Sales charges affected by this rule are treated as if they were incurred with respect to the shares acquired under the reinvestment right. This provision may be applied to successive acquisitions of fund shares.

            FOREIGN WITHHOLDING TAXES
      Income received by each Fund from sources within a foreign country may be subject to withholding and other taxes imposed by that country.

      If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, that Fund will be eligible and may elect to "pass-through" to its shareholders the amount of foreign income and similar taxes paid by the Fund. Pursuant to this election, a shareholder will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign income and similar taxes paid by the Fund, and will be entitled either to deduct his or her pro rata share of foreign income and similar taxes in computing his or her taxable income or to use it as a foreign tax credit against his or her U.S. Federal income taxes, subject to limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Foreign taxes generally may not be deducted by a shareholder that is an individual in computing the alternative minimum tax. Each shareholder will be notified within 60 days after the close of the Fund's taxable year whether the foreign taxes paid by the Fund will "pass-through" for that year and, if so, such notification will designate (1) the shareholder's portion of the foreign taxes paid to each such country and (2) the portion of the dividend which represents income derived from sources within each such country.

      Generally, except in the case of certain electing individual taxpayers who have limited creditable foreign taxes and no foreign source income other than passive investment-type income, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if a Fund makes the election described in the preceding paragraph, the source of the Fund's income flows through to its shareholders. With respect to each Fund, gains from the sale of securities generally will be treated as derived from U.S. sources and section 988 gains will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, including foreign source passive income received from each Fund. In addition, the foreign tax credit may offset only 90% of the revised alternative minimum tax imposed on corporations and individuals. Furthermore, the foreign tax credit is eliminated with respect to foreign taxes withheld on dividends if the dividend-paying shares or the shares of a Fund are held by the Fund or the shareholder, as the case may be, for less than 16 days (46 days in the case of preferred shares) during the 30-day period (90-day period for preferred shares) beginning 15 days (45 days for preferred shares) before the shares become ex-dividend. In addition, if a Fund fails to satisfy these holding period requirements, it cannot elect to pass through to shareholders the ability to claim a deduction for related foreign taxes.

      The foregoing is only a general description of the foreign tax credit under current law. Because application of the credit depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisers.

            BACKUP WITHHOLDING

      Each Fund will be required to report to the Internal Revenue Service ("IRS") all taxable distributions as well as gross proceeds from the redemption of the Fund's shares, except in the case of certain exempt shareholders. All such distributions and proceeds will be subject to withholding of Federal income tax at a rate of 31% ("backup withholding") in the case of non-exempt shareholders if (1) the shareholder fails to furnish a Fund with and to certify the shareholder's correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or a Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. If the withholding provisions are applicable, any such distributions or proceeds, whether reinvested in additional shares or taken in cash, will be reduced by the amounts required to be withheld.

      Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. This discussion does not purport to deal with all of the tax consequences applicable to each Fund or shareholders. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

                             PERFORMANCE INFORMATION

      Performance information for the classes of shares of each Fund may be compared, in reports and promotional literature, to: (i) the S&P 500 Index, the Dow Jones Industrial Average ("DJIA"), or other unmanaged indices so that investors may compare each Fund's results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general; (ii) other groups of mutual funds tracked by Lipper Analytical Services, a widely used independent research firm that ranks mutual funds by overall performance, investment objectives and assets, or tracked by other services, companies, publications or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in a Fund. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions or administrative and management costs and expenses. Performance rankings are based on historical information and are not intended to indicate future performance.



      AVERAGE ANNUAL TOTAL RETURN. Quotations of standardized average annual total return ("Standardized Return") for a specific class of shares of each Fund will be expressed in terms of the average annual compounded rate of return that would cause a hypothetical investment in that class of that Fund made on the first day of a designated period to equal the ending redeemable value ("ERV") of such hypothetical investment on the last day of the designated period, according to the following formula:

      P(1 + T){superscript n} = ERV

      Where:      P     =     a hypothetical initial payment of $1,000
                              to purchase shares of a specific class

                  T     =     the average annual total return of shares of
                              that class

                  n     =     the number of years

                  ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period.

      For purposes of the above computation for each Fund, it is assumed that all dividends and capital gains distributions made by that Fund are reinvested at net asset value in additional shares of the same class during the designated period. Standardized Return quotations for each Fund do not take into account any required payments for federal or state income taxes. Standardized Return quotations are determined to the nearest 1/100 of 1%.

      Each Fund may, from time to time, include in advertisements, promotional literature or reports to shareholders or prospective investors total return data that are not calculated according to the formula set forth above ("Non-Standardized Return").

      In determining the average annual total return for a specific class of shares of a Fund, recurring fees, if any, that are charged to all shareholder accounts are taken into consideration. For any account fees that vary with the size of the account of the Fund, the account fee used for purposes of the following computations is assumed to be the fee that would be charged to the mean account size of the Fund.

      The Standardized Return for Ivy China Region Fund's Advisor Class shares for the period from the date Advisor Class shares were first offered (January 1, 1998) through December 31, 1998 was (19.56)%. This figure reflects expense reimbursement. Without expense reimbursement, the Standardized Return would have been (19.91)%.

      The Standardized Return for Ivy Developing Nations Fund's Advisor Class shares for the period from the date Advisor Class shares were first offered (January 1, 1998) through December 31, 1998 was (19.06)%. This figure reflects expense reimbursement. Without expense reimbursement, the Standardized Return would have been (19.68)%.

      Ivy Asia Pacific Fund and Ivy South America Fund had no outstanding Advisor Class shares as of December 31, 1998.

      CUMULATIVE TOTAL RETURN. Cumulative total return is the cumulative rate of return on a hypothetical initial investment of $1,000 in a specific class of shares of a Fund for a specified period. Cumulative total return quotations reflect changes in the price of a Fund's shares and assume that all dividends and capital gains distributions during the period were reinvested in shares of that. Cumulative total return is calculated by computing the cumulative rates of return of a hypothetical investment in a specific class of shares of a Fund over such periods, according to the following formula (cumulative total return is then expressed as a percentage):

      C = (ERV/P) - 1

      Where:      C     =     cumulative total return

                  P     =     a hypothetical initial investment of $1,000 to
                              purchase shares of a specific class

                  ERV = ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.

      The Cumulative Total Return for Ivy China Region Fund's Advisor Class shares for the period from the date Advisor Class shares were first offered (January 1, 1998) through December 31, 1998 was (19.56)%. The Cumulative Total Return for Ivy Developing Nations Fund's Advisor Class shares for the period from the date Advisor Class shares were first offered (January 1, 1998) through December 31, 1998 was (19.06)%. Ivy Asia Pacific Fund and Ivy South America Fund had no outstanding Advisor Class shares as of December 31, 1998.

      OTHER  QUOTATIONS,  COMPARISONS  AND GENERAL  INFORMATION.  The  foregoing computation methods are prescribed for advertising and other communications subject to SEC Rule 482. Communications not subject to this rule may contain a number of different measures of performance, computation methods and assumptions, including but not limited to: historical total returns; results of actual or hypothetical investments; changes in dividends, distributions or share values; or any graphic illustration of such data. These data may cover any period of the Trust's existence and may or may not include the impact of sales charges, taxes or other factors.

      Performance quotations for each Fund will vary from time to time depending on market conditions, the composition of each Fund's portfolio and operating expenses of each Fund. These factors and possible differences in the methods used in calculating performance quotations should be considered when comparing performance information regarding each Fund's shares with information published for other investment companies and other investment vehicles. Performance quotations should also be considered relative to changes in the value of each Fund's shares and the risks associated with each Fund's investment objectives and policies. At any time in the future, performance quotations may be higher or lower than past performance quotations and there can be no assurance that any historical performance quotation will continue in the future.

      Each Fund may also cite endorsements or use for comparison its performance rankings and listings reported in such newspapers or business or consumer publications as, among others: AAII Journal, Barron's, Boston Business Journal, Boston Globe, Boston Herald, Business Week, Consumer's Digest, Consumer Guide Publications, Changing Times, Financial Planning, Financial World, Forbes, Fortune, Growth Fund Guide, Houston Post, Institutional Investor, International Fund Monitor, Investor's Daily, Los Angeles Times, Medical Economics, Miami Herald, Money Mutual Fund Forecaster, Mutual Fund Letter, Mutual Fund Source Book, Mutual Fund Values, National Underwriter, Nelson's Directory of Investment Managers, New York Times, Newsweek, No Load Fund Investor, No Load Fund* X, Oakland Tribune, Pension World, Pensions and Investment Age, Personal Investor, Rugg and Steele, Time, U.S. News and World Report, USA Today, The Wall Street Journal, and Washington Post.

                              FINANCIAL STATEMENTS

      Each Fund's Portfolio of Investments as of December 31, 1998, Statement of Assets and Liabilities as of December 31, 1998, Statement of Operations for the fiscal year ended December 31, 1998, Statement of Changes in Net Assets for the fiscal year ended December 31, 1998, Financial Highlights, Notes to Financial Statements, and Report of Independent Accountants, which are included in each Fund's December 31, 1998 Annual Report to shareholders, are incorporated by reference into this SAI.

                                  APPENDIX A

          DESCRIPTION OF STANDARD & POOR'S RATINGS GROUP ("S&P") AND
            MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") CORPORATE
                      BOND AND COMMERCIAL PAPER RATINGS

[From "Moody's Bond Record," November 1994 Issue (Moody's Investors Service, New York, 1994), and "Standard & Poor's Municipal Ratings Handbook," October 1997 Issue (McGraw Hill, New York, 1997).]

MOODY'S:

      (a) CORPORATE BONDS. Bonds rated Aaa by Moody's are judged by Moody's to be of the best quality, carrying the smallest degree of investment risk. Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa are judged by Moody's to be of high quality by all standards. Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large as those of Aaa bonds, or fluctuations of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than those applicable to Aaa securities. Bonds which are rated A by Moody's possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. Bonds rated Baa by Moody's are considered medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments of or maintenance of other terms of the contract over any long period of time may be small. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

      (b) COMMERCIAL PAPER. The Prime rating is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Issuers within this Prime category may be given ratings 1, 2 or 3, depending on the relative strengths of these factors. The designation of Prime-1 indicates the highest quality repayment capacity of the rated issue. Issuers rated Prime-2 are deemed to have a strong ability for repayment while issuers voted Prime-3 are deemed to have an acceptable ability for repayment. Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P:

      (a) CORPORATE BONDS. An S&P corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. The ratings described below may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

      Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong. Debt rated AA is judged by S&P to have a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree. Debt rated A by S&P has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

      Debt rated BBB by S&P is regarded by S&P as having an adequate capacity to pay interest and repay principal. Although such bonds normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than debt in higher rated categories.

      Debt rated BB, B, CCC, CC and C is regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or exposures to adverse conditions. Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating. Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating. Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating. The rating CC typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating. The rating C typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

      The rating CI is reserved for income bonds on which no interest is being paid. Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

      (b) COMMERCIAL PAPER. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

      The commercial paper rating A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation. For commercial paper with an A-2 rating, the capacity for timely payment on issues is satisfactory, but not as high as for issues designated A-1. Issues rated A-3 have adequate capacity for timely payment, but are more vulnerable to the adverse effects of changes in circumstances than obligations carrying higher designations.

      Issues rated B are regarded as having only speculative capacity for timely payment. The C rating is assigned to short-term debt obligations with a doubtful capacity for payment. Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.

                                 IVY GROWTH FUND
                           IVY GROWTH WITH INCOME FUND
                              IVY US BLUE CHIP FUND
                           IVY US EMERGING GROWTH FUND

                                    series of

                                    IVY FUND
                      Via Mizner Financial Plaza, Suite 300
                            700 South Federal Highway
                            Boca Raton, Florida 33432

                       STATEMENT OF ADDITIONAL INFORMATION

                                   May 3, 1999
                       (as supplemented October 18, 1999)



      Ivy Fund (the "Trust") is an open-end management investment company that currently consists of nineteen fully managed portfolios, each of which (except for Ivy South America Fund and Ivy International Strategic Bond Fund) is diversified. This Statement of Additional Information ("SAI") relates to the Class A, B and C shares of Ivy Growth Fund, Ivy Growth with Income Fund and Ivy US Emerging Growth Fund, and to the Class A, B, C and I shares of Ivy US Blue Chip Fund (each a "Fund"). The other fifteen portfolios of the Trust are described in separate prospectuses and SAIs.

      This SAI is not a prospectus and should be read in conjunction with the prospectus for the Funds dated May 3, 1999 (the "Prospectus"), which may be obtained upon request and without charge from the Trust at the Distributor's address and telephone number printed below. The Funds also offer Advisor Class Shares, which are described in a separate prospectus and SAI that may also be obtained without charge from the Distributor.

                               INVESTMENT MANAGER

                          Ivy Management, Inc. ("IMI")
                      Via Mizner Financial Plaza, Suite 300
                            700 South Federal Highway
                            Boca Raton, Florida 33432
                            Telephone: (800) 777-6472

                                   DISTRIBUTOR

                  Ivy Mackenzie Distributors, Inc. ("IMDI")
                      Via Mizner Financial Plaza, Suite 300
                            700 South Federal Highway
                            Boca Raton, Florida 33432
                            Telephone: (800) 456-5111

                                TABLE OF CONTENTS


GENERAL INFORMATION..........................................................1

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS..................................1
      IVY GROWTH FUND........................................................1
      INVESTMENT RESTRICTIONS FOR IVY GROWTH FUND............................2
      IVY GROWTH WITH INCOME FUND............................................4
      INVESTMENT RESTRICTIONS FOR IVY GROWTH WITH INCOME FUND................5
      IVY US BLUE CHIP FUND..................................................7
      INVESTMENT RESTRICTIONS FOR IVY US BLUE CHIP FUND......................8
      IVY US EMERGING GROWTH FUND...........................................10
      INVESTMENT RESTRICTIONS FOR IVY US EMERGING GROWTH FUND...............11
      COMMON STOCKS.........................................................13
      CONVERTIBLE SECURITIES................................................14
      SMALL COMPANIES.......................................................14
      ADJUSTABLE RATE PREFERRED STOCKS......................................15
      DEBT SECURITIES.......................................................15
            IN GENERAL......................................................15
            INVESTMENT-GRADE DEBT SECURITIES................................15
            LOW-RATED DEBT SECURITIES.......................................16
            U.S. GOVERNMENT SECURITIES......................................17
            ZERO COUPON BONDS...............................................18
            FIRM COMMITMENT AGREEMENTS AND "WHEN-ISSUED" SECURITIES.........18
      ILLIQUID SECURITIES...................................................18
      FOREIGN SECURITIES....................................................19
      EMERGING MARKETS......................................................20
      FOREIGN CURRENCIES....................................................22
      FOREIGN CURRENCY EXCHANGE TRANSACTIONS................................22
      REPURCHASE AGREEMENTS.................................................23
      BANKING INDUSTRY AND SAVINGS AND LOAN OBLIGATIONS.....................24
      COMMERCIAL PAPER......................................................24
      BORROWING.............................................................24
      WARRANTS..............................................................24
      REAL ESTATE INVESTMENT TRUSTS (REITS).................................25
      OPTIONS TRANSACTIONS..................................................25
            IN GENERAL......................................................25
            WRITING OPTIONS ON INDIVIDUAL SECURITIES........................26
            PURCHASING OPTIONS ON INDIVIDUAL SECURITIES.....................27
            PURCHASING AND WRITING OPTIONS ON SECURITIES INDICES............27
            RISKS OF OPTIONS TRANSACTIONS...................................28
      FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS....................29
            IN GENERAL......................................................29
            RISKS ASSOCIATED WITH FUTURES AND RELATED OPTIONS...............30
      SECURITIES INDEX FUTURES CONTRACTS....................................31
            RISKS OF SECURITIES INDEX FUTURES...............................32
            COMBINED TRANSACTIONS...........................................33

PORTFOLIO TURNOVER..........................................................33

TRUSTEES AND OFFICERS.......................................................34
            PERSONAL INVESTMENTS BY EMPLOYEES OF IMI........................47

INVESTMENT ADVISORY AND OTHER SERVICES......................................47
      BUSINESS MANAGEMENT AND INVESTMENT ADVISORY SERVICES..................47
      DISTRIBUTION SERVICES.................................................49
            RULE 18F-3 PLAN.................................................51
            RULE 12B-1 DISTRIBUTION PLANS...................................51
      CUSTODIAN.............................................................55
      FUND ACCOUNTING SERVICES..............................................56
      TRANSFER AGENT AND DIVIDEND PAYING AGENT..............................56
      ADMINISTRATOR.........................................................57
      AUDITORS..............................................................57

BROKERAGE ALLOCATION........................................................57

CAPITALIZATION AND VOTING RIGHTS............................................58

SPECIAL RIGHTS AND PRIVILEGES...............................................60
      AUTOMATIC INVESTMENT METHOD...........................................60
      EXCHANGE OF SHARES....................................................60
            INITIAL SALES CHARGE SHARES.....................................60
      CONTINGENT DEFERRED SALES CHARGE SHARES...............................61
            CLASS A.........................................................61
            CLASS B.........................................................62
            CLASS C.........................................................62
            CLASS I.........................................................63
            ALL CLASSES.....................................................63
      LETTER OF INTENT......................................................63
      RETIREMENT PLANS......................................................64
            INDIVIDUAL RETIREMENT ACCOUNTS..................................64
            ROTH IRAS.......................................................65
            QUALIFIED PLANS.................................................66
            DEFERRED COMPENSATION FOR PUBLIC SCHOOLS AND CHARITABLE
            ORGANIZATIONS ("403(B)(7) ACCOUNT").............................67
            SIMPLIFIED EMPLOYEE PENSION ("SEP") IRAS........................67
            SIMPLE PLANS....................................................68
      REINVESTMENT PRIVILEGE................................................68
      RIGHTS OF ACCUMULATION................................................68
      SYSTEMATIC WITHDRAWAL PLAN............................................69
      GROUP SYSTEMATIC INVESTMENT PROGRAM...................................69

REDEMPTIONS.................................................................70

CONVERSION OF CLASS B SHARES................................................71

NET ASSET VALUE.............................................................72

TAXATION....................................................................73
      OPTIONS, FUTURES AND FOREIGN CURRENCY FORWARD CONTRACTS...............74
      CURRENCY FLUCTUATIONS -- "SECTION 988" GAINS OR LOSSES................75
      INVESTMENT IN PASSIVE FOREIGN INVESTMENT COMPANIES....................76
      DEBT SECURITIES ACQUIRED AT A DISCOUNT................................76
      DISTRIBUTIONS.........................................................77
      DISPOSITION OF SHARES.................................................78
      FOREIGN WITHHOLDING TAXES.............................................78
      BACKUP WITHHOLDING....................................................79

PERFORMANCE INFORMATION.....................................................80
            YIELD.................................Error! Bookmark not defined.
            AVERAGE ANNUAL TOTAL RETURN.....................................80
            CUMULATIVE TOTAL RETURN.........................................88

IVY GROWTH WITH INCOME FUND.................................................89
            OTHER QUOTATIONS, COMPARISONS AND GENERAL INFORMATION...........91

FINANCIAL STATEMENTS........................................................91

APPENDIX A..................................................................93

                               GENERAL INFORMATION

      Each Fund is organized as a separate, diversified portfolio of the Trust, an open-end management investment company organized as a Massachusetts business trust on December 21, 1983. Ivy Growth Fund commenced operations (Class A shares) on March 1, 1984. The inception dates for Ivy Growth Fund's Class B and Class C shares were October 23, 1993 and April 30, 1996, respectively. Ivy Growth with Income Fund commenced operations (Class A shares) on April 1, 1984. The inception dates for the Fund's Class B and Class C shares were October 23, 1993, and April 30, 1996, respectively. Ivy US Blue Chip Fund commenced operations (Class A, B and C shares) on November 2, 1998. Ivy US Emerging Growth Fund commenced operations (Class A shares) on March 3, 1993. The inception dates for Ivy US Emerging Growth Fund's Class B and Class C shares were October 23, 1993 and April 30, 1996, respectively.

      Descriptions in this SAI of a particular investment practice or technique in which any Fund may engage or a financial instrument which any Fund may purchase are meant to describe the spectrum of investments that IMI, in its discretion, might, but is not required to, use in managing each Fund's portfolio assets. IMI may, in its discretion, at any time employ such practice, technique or instrument for one or more funds but not for all funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in some or all markets, in which case a Fund would not use them. Certain practices, techniques, or instruments may not be principal activities of a Fund but, to the extent employed, could from time to time have a material impact on that Fund's performance.

                       INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

      Each Fund has its own investment objectives and policies, which are described in the Prospectus under the captions "Summary" and "Additional Information About Strategies and Risks." Descriptions of each Fund's policies, strategies and investment restrictions, as well as additional information regarding the characteristics and risks associated with each Fund's investment techniques, are set forth below.

      Whenever an investment objective, policy or restriction set forth in the Prospectus or this SAI states a maximum percentage of assets that may be invested in any security or other asset or describes a policy regarding quality standards, such percentage limitation or standard shall, unless otherwise indicated, apply to a Fund only at the time a transaction is entered into. Accordingly, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in the percentage which results from circumstances not involving any affirmative action by a Fund, such as a change in market conditions or a change in a Fund's asset level or other circumstances beyond a Fund's control, will not be considered a violation.

            IVY GROWTH FUND

      Ivy Growth Fund's principal investment objective is long-term capital growth primarily through investment in equity securities, with current income being a secondary consideration. Under normal conditions, the Fund invests at least 65% of its total assets in common stocks and securities convertible into common stocks. The Fund invests primarily in common stocks of domestic corporations with low price-earnings ratios and rising earnings, focusing on established, financially secure firms with capitalizations over $100 million and more than three years of operating history.

      Ivy Growth Fund may invest up to 25% of its net assets in foreign equity securities, primarily those traded in European, Pacific Basin and Latin American markets, some of which may be emerging markets involving special risks, as described below. Individual foreign securities are selected based on value indicators, such as a low price-earnings ratio, and are reviewed for fundamental financial strength.

      When  circumstances   warrant,  the  Fund  may  invest  without  limit  in
investment grade debt securities (e.g., U.S. Government securities or other corporate debt securities rated at least Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poors Ratings Services ("S&P"), or, if unrated, considered by IMI to be of comparable quality), preferred stocks, or cash or cash equivalents such as bank obligations (including certificates of deposit and bankers' acceptances), commercial paper, short-term notes and repurchase agreements.

      The Fund may invest up to 5% of its net assets in debt securities rated Ba or below by Moody's or BB or below by S&P, or if unrated, considered by IMI to be of comparable quality (commonly referred to as "high yield" or "junk" bonds). The Fund will not invest in debt securities rated less than C by either Moody's or S&P.

      The Fund may borrow up to 10% of the value of its total assets, but only for temporary purposes when it would be advantageous to do so from an investment standpoint. The Fund may invest up to 5% of its net assets in warrants. The Fund may not invest more than 15% of its net assets in illiquid securities. The Fund may enter into forward foreign currency contracts and may also invest in equity real estate investment trusts.

      Ivy Growth Fund may write put options, with respect to not more than 10% of the value of its net assets, on securities and stock indices, and may write covered call options with respect to not more than 25% of the value of its net assets. The Fund may purchase options, provided the aggregate premium paid for all options held does not exceed 5% of its net assets. For hedging purposes only, the Fund may enter into stock index futures contracts as a means of regulating its exposure to equity markets. The Fund's equivalent exposure in stock index futures contracts will not exceed 15% of its total assets.

                 INVESTMENT RESTRICTIONS FOR IVY GROWTH FUND

      Ivy Growth Fund's investment objectives as set forth in the "Summary" section of the Prospectus, together with the investment restrictions set forth below, are fundamental policies of the Fund and may not be changed without the approval of a majority (as defined in the 1940 Act) of the outstanding voting shares of the Fund. The Fund has adopted the following fundamental investment restrictions:

(i) The Fund has elected to be classified as a diversified series of an open-end investment company.

(ii) The Fund will not borrow money, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(iii) The Fund will not issue senior securities, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(iv) The Fund will not engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

(v) The Fund will not purchase or sell real estate (which term does not include securities of companies that deal in real estate or mortgages or investments secured by real estate or interests therein), except that the Fund may hold and sell real estate acquired as a result of the Fund's ownership of securities.

(vi) The Fund will not purchase physical commodities or contracts relating to physical commodities, although the Fund may invest in commodities futures contracts and options thereon to the extent permitted by its Prospectus and this SAI.

(vii) The Fund will not make loans to other persons, except (a) loans of portfolio securities, and (b) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with the Fund's investment objective and policies may be deemed to be loans.

(viii) The Fund will not concentrate its investments in a particular industry, as the term "concentrate" is interpreted in connection with the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

                             ADDITIONAL RESTRICTIONS

      Ivy Growth Fund has adopted the following additional restrictions which are not fundamental and which may be changed without shareholder approval to the extent permitted by applicable law, regulation or regulatory policy.

      Under these restrictions, the Fund may not:

(i) invest in oil, gas or other mineral leases or exploration or development programs;

(ii) engage in the purchase and sale of puts, calls, straddles or spreads (except to the extent described in the Prospectus and in this SAI);

(iii)     invest  in  companies  for  the  purpose  of  exercising   control  of
          management;

(iv) invest more than 5% of its total assets in warrants, valued at the lower of cost or market, or more than 2% of its total assets in warrants, so valued, which are not listed on either the New York or American Stock Exchanges;

(v) purchase any security if, as a result, the Fund would then have more than 5% of its total assets (taken at current value) invested in securities of companies (including predecessors) less than three years old;

(vi) invest more than 5% of the value of its total assets in the securities of issuers which are not readily marketable;

(vii) borrow money, except for temporary purposes where investment transactions might advantageously require it. Any such loan may not be for a period in excess of 60 days, and the aggregate amount of all outstanding loans may not at any time exceed 10% of the value of the total assets of the Fund at the time any such loan is made;

(viii)    purchase securities on margin;

(ix)      sell securities short;

(x) purchase from or sell to any of its officers or trustees, or firms of which any of them are members or which they control, any securities (other than capital stock of the Fund), but such persons or firms may act as brokers for the Fund for customary commissions to the extent permitted by the Investment Company Act of 1940; or

(xi) purchase the securities of any other open-end investment company, except as part of a plan of merger or consolidation.

      Under the 1940 Act, the Fund is permitted, subject to its investment restrictions, to borrow money only from banks. The Trust has no current intention of borrowing amounts in excess of 5% of the Fund's assets. The Fund will continue to interpret fundamental investment restriction (v) to prohibit investment in real estate limited partnership interests; this restriction shall not, however, prohibit investment in readily marketable securities of companies that invest in real estate or interests therein, including real estate investment trusts.

            IVY GROWTH WITH INCOME FUND

      Ivy Growth with Income Fund's principal investment objective is long-term capital growth primarily through investment in equity securities, with current income being a secondary consideration. The Fund has some emphasis on dividend-paying stocks. Under normal conditions, the Fund invests at least 65% of its total assets in common stocks and securities convertible into common stocks. The Fund invests primarily in common stocks of domestic corporations with low price-earnings ratios and rising earnings, focusing on established, financially secure firms with capitalizations over $100 million and more than three years of operating history.

      Ivy Growth with Income Fund may invest up to 25% of its net assets in foreign equity securities, primarily those traded in European, Pacific Basin and Latin American markets, some of which may be emerging markets involving special risks, as described below. Individual foreign securities are selected based on value indicators, such as a low price-earnings ratio, and are reviewed for fundamental financial strength.

      When  circumstances   warrant,  the  Fund  may  invest  without  limit  in
investment grade debt securities (e.g., U.S. Government securities or other corporate debt securities rated at least Baa by Moody's or BBB by S&P, or, if unrated, considered by IMI to be of comparable quality), preferred stocks, or cash or cash equivalents such as bank obligations (including certificates of deposit and bankers' acceptances), commercial paper, short-term notes and repurchase agreements.

      The Fund may invest less than 35% of its net assets in debt securities rated Ba or below by Moody's or BB or below by S&P, or if unrated, considered by IMI to be of comparable quality (commonly referred to as "high yield" or "junk" bonds). The Fund will not invest in debt securities rated less than C by either Moody's or S&P.

      The Fund may borrow up to 10% of the value of its total assets, but only for temporary purposes when it would be advantageous to do so from an investment standpoint. The Fund may invest up to 5% of its net assets in warrants. The Fund may not invest more than 15% of its net assets in illiquid securities. The Fund may enter into forward foreign currency contracts. The Fund may also invest in equity real estate investment trusts.

      The Fund may write put options, with respect to not more than 10% of the value of its net assets, on securities and stock indices, and may write covered call options with respect to not more than 25% of the value of its net assets. The Fund may purchase options, provided the aggregate premium paid for all options held does not exceed 5% of its net assets. For hedging purposes only, the Fund may enter into stock index futures contracts as a means of regulating its exposure to equity markets. The Fund's equivalent exposure in stock index futures contracts will not exceed 15% of its total assets.

           INVESTMENT RESTRICTIONS FOR IVY GROWTH WITH INCOME FUND

      Ivy Growth with Income Fund's investment objectives as set forth in the "Summary" section of the Prospectus, together with the investment restrictions set forth below, are fundamental policies of the Fund and may not be changed without the approval of a majority of the outstanding voting shares of the Fund. The Fund has adopted the following fundamental investment restrictions:

(i) The Fund has elected to be classified as a diversified series of an open-end investment company.

(ii) The Fund will not borrow money, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(iii) The Fund will not issue senior securities, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(iv) The Fund will not engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

(v) The Fund will not purchase or sell real estate (which term does not include securities of companies that deal in real estate or mortgages or investments secured by real estate or interests therein), except that the Fund may hold and sell real estate acquired as a result of the Fund's ownership of securities.

(vi) The Fund will not purchase physical commodities or contracts relating to physical commodities, although the Fund may invest in commodities futures contracts and options thereon to the extent permitted by the Prospectus and this SAI.

(vii) The Fund will not make loans to other persons, except (a) loans of portfolio securities, and (b) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with the Fund's investment objective and policies may be deemed to be loans.

(viii) The Fund will not concentrate its investments in a particular industry, as the term "concentrate" is interpreted in connection with the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

                             ADDITIONAL RESTRICTIONS

      Ivy Growth with Income Fund has adopted the following additional restrictions, which are not fundamental and which may be changed without shareholder approval to the extent permitted by applicable law, regulation or regulatory policy.

      Under these restrictions, the Fund may not:

(i) invest in oil, gas or other mineral leases or exploration or development programs;

(ii) engage in the purchase and sale of puts, calls, straddles or spreads (except of the extent described in the Prospectus and in this SAI);

(iii)     invest  in  companies  for  the  purpose  of  exercising   control  of
          management;

(iv) invest more than 5% of its total assets in warrants, valued at the lower of cost or market, or more than 2% of its total assets in warrants, so valued, which are not listed on either the New York or American Stock Exchanges;

(v) purchase any security if, as a result, the Fund would then have more than 5% of its total assets (taken at current value) invested in securities of companies (including predecessors) less than three years old;

(vi) invest more than 5% of the value of its total assets in the securities of issuers which are not readily marketable;

(viii) borrow money, except for temporary purposes where investment transactions might advantageously require it. Any such loan may not be for a period in excess of 60 days, and the aggregate amount of all outstanding loans may not at any time exceed 10% of the value of the total assets of the Fund at the time any such loan is made;

(ix)      purchase securities on margin;

(x)       sell securities short;

(xi) purchase from or sell to any of its officers or trustees, or firms of which any of them are members or which they control, any securities (other than capital stock of the Fund), but such persons or firms may act as brokers for the Fund for customary commissions to the extent permitted by the 1940 Act; or

(xii) purchase the securities of any other open-end investment company, except as part of a plan of merger or consolidation.

      The Trust has no current intention of borrowing amounts in excess of 5% of the Fund's assets. The Fund will continue to interpret fundamental investment restriction (v) to prohibit investment in real estate limited partnership interests; this restriction shall not, however, prohibit investment in readily marketable securities of companies that invest in real estate or interests therein, including real estate investment trusts.

             IVY US BLUE CHIP FUND

      Ivy US Blue Chip Fund's investment objective is long-term capital growth primarily through investment in equity securities, with current income being a secondary consideration. Under normal conditions, the Fund will invest at least 65% of its total assets in the common stocks of companies determined by IMI to be "Blue Chip." Generally, the median market capitalization of companies targeted for investment by the Fund will be greater than $5 billion. For investment purposes, however, Blue Chip companies are those companies whose market capitalization is greater than $1 billion at the time of investment.

      Blue Chip companies are those which occupy (or in IMI's judgment have the potential to occupy) leading market positions that are expected to be maintained or enhanced over time. Such companies tend to have a lengthy history of profit growth and dividend payment, and a reputation for quality management structure, products and services. Securities of Blue Chip companies generally are considered to be highly liquid because, compared to those of lesser-capitalized companies, more shares of these securities are outstanding in the marketplace and their trading volume tends to be higher.

      When circumstances warrant, Ivy US Blue Chip Fund may invest without limit in investment grade debt securities (e.g., U.S. Government securities or other corporate debt securities rated at least Baa by Moody's or BBB by S&P, or, if unrated, are considered by IMI to be of comparable quality), preferred stocks, or cash or cash equivalents such as bank obligations (including certificates of deposit and bankers' acceptances), commercial paper, short-term notes and repurchase agreements.

      Ivy US Blue Chip Fund may borrow up to 10% of the value of its total assets, for temporary purposes when it would be advantageous to do so from an investment standpoint. The Fund may invest up to 5% of its net assets in warrants. The Fund may not invest more than 15% of its net assets in illiquid securities. The Fund may also invest in equity real estate investment trusts ("REITs").

      The Fund may write put options on securities and stock indices, with respect to not more than 10% of the value of its net assets, and may write covered call options with respect to not more than 25% of the value of its net assets. The Fund may purchase options, provided the aggregate premium paid for all options held does not exceed 5% of its total assets. The Fund may purchase interest rate and other financial futures contracts and related options. For hedging purposes only, the Fund may enter into stock index futures contracts as a means of regulating its exposure to equity markets. The Fund's equivalent exposure in stock index futures contracts will not exceed 15% of its total assets.

              INVESTMENT RESTRICTIONS FOR IVY US BLUE CHIP FUND

      Ivy US Blue Chip Fund's investment objective, as set forth in the Prospectus under "Investment Objectives and Policies," and the investment restrictions set forth below are fundamental policies of the Fund and may not be changed with respect to the approval of a majority (as defined in the 1940 Act) of the outstanding voting shares of the Fund. The Fund has adopted the following fundamental investment restrictions:

(i) The Fund has elected to be classified as a diversified series of an open-end investment company.

(ii) The Fund will not borrow money, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(iii) The Fund will not issue senior securities, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(iv) The Fund will not engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

(v) The Fund will not purchase or sell real estate (which term does not include securities of companies that deal in real estate or mortgages or investments secured by real estate or interests therein), except that the Fund may hold and sell real estate acquired as a result of the Fund's ownership of securities.

(vi) The Fund will not purchase physical commodities or contracts relating to physical commodities, although the Fund may invest in commodities futures contracts and options thereon to the extent permitted by the Prospectus and this SAI.

(vii) The Fund will not make loans to other persons, except (a) loans of portfolio securities, and (b) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with the Fund's investment objective and policies may be deemed to be loans.

(viii) The Fund will not concentrate its investments in a particular industry, as the term "concentrate" is interpreted in connection with the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

                             ADDITIONAL RESTRICTIONS

      Ivy US Blue Chip Fund has adopted the following additional restrictions, which are not fundamental and which may be changed without shareholder approval, to the extent permitted by applicable law, regulation or regulatory policy. Under these restrictions, the Fund may not:

(i) purchase any security if, as a result, the Fund would then have more than 5% of its total assets (taken at current value) invested in securities of companies (including predecessors) less than three years old;

(ii) invest in oil, gas or other mineral leases or exploration or development programs;

(iii) engage in the purchase and sale of puts, calls, straddles or spreads (except to the extent described in the Prospectus and in this SAI);

(iv)      invest  in  companies  of  the  purpose  of   exercising   control  of
          management;

(v) invest more than 5% of its total assets in warrants, valued at the lower of cost or market, or more than 2% of its total assets in warrants, so valued, which are not listed on either the New York or American Stock Exchanges;

(vi) purchase or retain securities of any company if officers and Trustees of the Trust and officers and directors of IMI, MIMI or Mackenzie Financial Corporation who individually own more than 1/2 of 1% of the securities of that company together own beneficially more than 5% of such securities;

(vii) invest more than 15% of its net assets in "illiquid securities." Illiquid securities may include securities subject to legal or contractual restrictions on resale (including private placements), repurchase agreements maturing in more than seven days, certain options traded over the counter that the Fund has purchased, securities being used to cover certain options that the Fund has written, securities for which market quotations are not readily available, or other securities which legally or in IMI's opinion, subject to the Board's supervision, may be deemed illiquid, but shall not include any such instrument that, due to the existence of a trading market or to other factors, is liquid;

(viii) purchase securities of another investment company, except in connection with a merger, consolidation, reorganization or acquisition or assets, and except that the Fund may (i) invest in securities of other investment companies subject to the restrictions set forth in
          Section 12(d)(1) of the 1940 Act and (ii) acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on subparagraphs (f) and (g) of Section 12(d)(1) of the 1940 Act;

(ix) purchase securities on margin, except such short-term credits as are necessary for the clearance of transactions, the deposit or payment by the Fund of initial or variation margins in connection with futures contracts or related options transactions is not considered the purchase of a security on margin;

(x)       sell securities short;

(xi) purchase from or sell to any of its officers or trustees, or firms of which any of them are members or which they control, any securities (other than shares of the Fund), but such persons or firms may act as brokers for the Fund for customary commissions to the extent permitted by the 1940 Act; or

(xii)     borrow  amounts  in excess of 10% of its  total  assets,  taken at the lower of cost or market value, as a temporary measure for extraordinary or emergency purposes or where investment transactions might advantageously require it, or except in connection with reverse repurchase agreements, provided that the Fund maintains net asset coverage of at least 300% for all borrowings.

      Under the 1940 Act, the Fund is permitted, subject to the Fund's investment restrictions, to borrow money only from banks. The Trust has no current intention of borrowing amounts in excess of 5% of the Fund's assets. The Fund will continue to interpret fundamental investment restriction (v) above to prohibit investment in real estate limited partnership interests; this restriction shall not, however, prohibit investment in readily marketable securities of companies that invest in real estate or interests therein, including REITs. Despite fundamental investment restriction (vi) above, the Fund may invest in interest rate and other financial futures contracts and related options.

      IVY US EMERGING GROWTH FUND

      Ivy US Emerging Growth Fund's principal investment objective is long-term capital growth primarily through investment in equity securities, with current income being a secondary consideration. Under normal conditions, the Fund invests at least 65% of its total assets in common stocks and securities convertible into common stocks. The Fund invests primarily in common stocks (or securities with similar characteristics) of small- and medium-sized companies, both domestic and foreign, that are in the early stages of their life cycles and that IMI believes have the potential to become major enterprises. These may include securities issued pursuant to initial public offerings ("IPOs"). The Fund may engage in short-term trading.

      Ivy US Emerging Growth Fund may invest up to 25% of its net assets in foreign equity securities, primarily those traded in European, Pacific Basin and Latin American markets, some of which may be emerging markets involving special risks, as described below. Individual foreign securities are selected based on value indicators, such as a low price-earnings ratio, and are reviewed for fundamental financial strength.

      When  circumstances   warrant,  the  Fund  may  invest  without  limit  in
investment grade debt securities (e.g., U.S. Government securities or other corporate debt securities rated as least Baa by Moody's or BBB by S&P, or, if unrated, are considered by IMI to be of comparable quality), preferred stocks, or cash or cash equivalents such as bank obligations (including certificates of deposit and bankers' acceptances), commercial paper, short-term notes and repurchase agreements.

      The Fund may borrow up to 10% of the value of its total assets, but only for temporary purposes when it would be advantageous to do so from an investment standpoint. The Fund may invest up to 5% of its net assets in warrants. The Fund may not invest more than 15% of its net assets in illiquid securities. The Fund may enter into forward foreign currency contracts.

      Ivy US Emerging Growth Fund may write put options, with respect to not more than 10% of the value of its net assets, on securities and stock indices, and may write covered call options with respect to not more than 25% of the value of its net assets. The Fund may purchase options, provided the aggregate premium paid for all options held does not exceed 5% of its net assets. For hedging purposes only, the Fund may enter into stock index futures contracts as a means of regulating its exposure to equity markets. The Fund's equivalent exposure in stock index futures contracts will not exceed 15% of its total assets.

           INVESTMENT RESTRICTIONS FOR IVY US EMERGING GROWTH FUND

Ivy US Emerging Growth Fund's investment objectives as set forth in the "Summary" section of the Prospectus, together with the investment restrictions set forth below, are fundamental policies of the Fund and may not be changed without the approval of a majority of the outstanding voting shares of the Fund. The Fund has adopted the following fundamental investment restrictions:

(i) The Fund has elected to be classified as a diversified series of an open-end investment company.

(ii) The Fund will not borrow money, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(iii) The Fund will not issue senior securities, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(iv) The Fund will not engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

(v) The Fund will not purchase or sell real estate (which term does not include securities of companies that deal in real estate or mortgages or investments secured by real estate or interests therein), except that the Fund may hold and sell real estate acquired as a result of the Fund's ownership of securities.

(vi) The Fund will not purchase physical commodities or contracts relating to physical commodities, although the Fund may invest in commodities futures contracts and options thereon to the extent permitted by the Prospectus and this SAI.

(vii) The Fund will not make loans to other persons, except (a) loans of portfolio securities, and (b) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with the Fund's investment objective and policies may be deemed to be loans.

(viii) The Fund will not concentrate its investments in a particular industry, as the term "concentrate" is interpreted in connection with the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.


                             ADDITIONAL RESTRICTIONS

      Ivy  US  Emerging  Growth  Fund  has  adopted  the  following   additional
restrictions, which are not fundamental and which may be changed without shareholder approval, to the extent permitted by applicable law, regulation or regulatory policy. Under these restrictions, the Fund may not:

(i) purchase any security if, as a result, the Fund would then have more than 5% of its total assets (taken at current value) invested in securities of companies (including predecessors) less than three years old;

(ii) invest in oil, gas or other mineral leases or exploration or development programs;

(iii) engage in the purchase and sale of puts, calls, straddles or spreads (except to the extent described in the Prospectus and in this SAI);

(iv)      invest  in  companies  for  the  purpose  of  exercising   control  of
          management;

(v) invest more than 5% of its total assets in warrants, valued at the lower of cost or market, or more than 2% of its total assets in warrants, so valued, which are not listed on either the New York or American Stock Exchanges;

(vi) purchase or retain securities of any company if officers and Trustees of the Trust and officers and directors of Ivy Management, Inc. (the Manager, with respect to Ivy Bond Fund), MIMI or Mackenzie Financial Corporation who individually own more than 1/2 of 1% of the securities of that company together own beneficially more than 5% of such securities;

(vii) invest more than 15% of its net assets taken at market value at the time of investment in "illiquid securities." Illiquid securities may include securities subject to legal or contractual restrictions on resale (including private placements), repurchase agreements maturing in more than seven days, certain options traded over the counter that the Fund has purchased, securities being used to cover certain options that a fund has written, securities for which market quotations are not readily available, or other securities which legally or in IMI's opinion, subject to the Board's supervision, may be deemed illiquid, but shall not include any instrument that, due to the existence of a trading market, to the Fund's compliance with certain conditions intended to provide liquidity, or to other factors, is liquid;

(viii) purchase securities of other investment companies, except in connection with a merger, consolidation or sale of assets, and except that it may purchase shares of other investment companies subject to such restrictions as may be imposed by the 1940 Act and rules thereunder or by any state in which its shares are registered;

(ix)      purchase securities on margin;

(x)       sell securities short;

(xi) purchase from or sell to any of its officers or trustees, or firms of which any of them are members or which they control, any securities (other than capital stock of the Fund), but such persons or firms may act as brokers for the Fund for customary commissions to the extent permitted by the Investment Company Act of 1940; or

(xii) borrow money, except for temporary purposes where investment transactions might advantageously require it. Any such loan may not be for a period in excess of 60 days, and the aggregate amount of all outstanding loans may not at any time exceed 10% of the value of the total assets of the Fund at the time any such loan is made.

      The Trust has no current intention of borrowing amounts in excess of 5% of the Fund's assets. The Fund will continue to interpret fundamental investment restriction (v) above to prohibit investment in real estate limited partnership interests; this restriction shall not, however, prohibit investment in readily marketable securities of companies that invest in real estate or interests therein, including REITs.

           COMMON STOCKS

      Common stock can be issued by companies to raise cash; all common stock shares represent a proportionate ownership interest in a company. As a result, the value of common stock rises and falls with a company's success or failure. The market value of common stock can fluctuate significantly, with smaller companies being particularly susceptible to price swings. Transaction costs in smaller company stocks may also be higher than those of larger companies.

            CONVERTIBLE SECURITIES

      The convertible securities in which each Fund may invest include corporate bonds, notes, debentures, preferred stock and other securities that may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. Investments in convertible securities can provide income through interest and dividend payments as well as an opportunity for capital appreciation by virtue of their conversion or exchange features. Because convertible securities can be converted into equity securities, their values will normally vary in some proportion with those of the underlying equity securities. Convertible securities usually provide a higher yield than the underlying equity, however, so that the price decline of a convertible security may sometimes be less substantial than that of the underlying equity security. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stock changes, and, therefore, also tends to follow movements in the general market for equity securities. When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of the value of the underlying common stock, although typically not as much as the price of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

      As debt securities, convertible securities are investments that provide for a stream of income. Like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

      Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, are senior in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, convertible bonds and convertible preferred stock typically have lower coupon rates than similar non-convertible securities. Convertible securities may be issued as fixed income obligations that pay current income.

            SMALL COMPANIES

      Investing in smaller company stocks involves certain special considerations and risks that are not usually associated with investing in larger, more established companies. For example, the securities of small or new companies may be subject to more abrupt or erratic market movements because they tend to be thinly traded and are subject to a greater degree to changes in the issuer's earnings and prospects. Small companies also tend to have limited product lines, markets or financial resources. Transaction costs in smaller company stocks also may be higher than those of larger companies.

            INITIAL PUBLIC OFFERINGS

      Securities issued through an initial public offering (IPO) can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. Information about the issuers of IPO securities is also difficult to acquire since they are new to the market and may not have lengthy operating histories. A Fund may engage in short-term trading in connection with its IPO investments, which could produce higher trading costs and adverse tax consequences. The number of securities issued in an IPO is limited, so it is likely that IPO securities will represent a smaller component of a Fund's portfolio as the Fund's assets increase (and thus have a more limited effect on the Fund's performance).

            ADJUSTABLE RATE PREFERRED STOCKS

      Adjustable rate preferred stocks have a variable dividend, generally determined on a quarterly basis according to a formula based upon a specified premium or discount to the yield on a particular U.S. Treasury security rather than a dividend which is set for the life of the issue. Although the dividend rates on these stocks are adjusted quarterly and their market value should therefore be less sensitive to interest rate fluctuations than are other fixed income securities and preferred stocks, the market values of adjustable rate preferred stocks have fluctuated and can be expected to continue to do so in the future.

            DEBT SECURITIES

      IN GENERAL. Investment in debt securities involves both interest rate and credit risk. Generally, the value of debt instruments rises and falls inversely with fluctuations in interest rates. As interest rates decline, the value of debt securities generally increases. Conversely, rising interest rates tend to cause the value of debt securities to decrease. Bonds with longer maturities generally are more volatile than bonds with shorter maturities. The market value of debt securities also varies according to the relative financial condition of the issuer. In general, lower-quality bonds offer higher yields due to the increased risk that the issuer will be unable to meet its obligations on interest or principal payments at the time called for by the debt instrument.

      INVESTMENT-GRADE DEBT SECURITIES. Bonds rated Aaa by Moody's Investors Service, Inc. ("Moody's") and AAA by Standard & Poor's Ratings Group ("S&P") are judged to be of the best quality (i.e., capacity to pay interest and repay principal is extremely strong). Bonds rated Aa/AA are considered to be of high quality (i.e., capacity to pay interest and repay principal is very strong and differs from the highest rated issues only to a small degree). Bonds rated A are viewed as having many favorable investment attributes, but elements may be present that suggest a susceptibility to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. Bonds rated Baa/BBB (considered by Moody's to be "medium grade" obligations) are considered to have an adequate capacity to pay interest and repay principal, but certain protective elements may be lacking (i.e., such bonds lack outstanding investment characteristics and have some speculative characteristics). The Funds may invest in debt securities that are given an investment-grade rating by Moody's or S&P, and may also invest in unrated debt securities that are considered by IMI to be of comparable quality.

      LOW-RATED DEBT SECURITIES. Securities rated lower than Baa by Moody's or BBB by S&P, and comparable unrated securities (commonly referred to as "high yield" or "junk" bonds), including many emerging markets bonds, are considered to be predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. The lower the ratings of corporate debt securities, the more their risks render them like equity securities. Such securities carry a high degree of risk (including the possibility of default or bankruptcy of the issuers of such securities), and generally involve greater volatility of price and risk of principal and income (and may be less liquid) than securities in the higher rating categories. (See Appendix A for a more complete description of the ratings assigned by Moody's and S&P and their respective characteristics.)

      Lower rated and unrated securities are especially subject to adverse changes in general economic conditions and to changes in the financial condition of their issuers. Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. During an economic downturn or period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service their principal and interest payment obligations. Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect a Fund's net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

      Changes in interest rates may have a less direct or dominant impact on high yield bonds than on higher quality issues of similar maturities. However, the price of high yield bonds can change significantly or suddenly due to a host of factors including changes in interest rates, fundamental credit quality, market psychology, government regulations, U.S. economic growth and, at times, stock market activity. High yield bonds may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, a Fund may have to replace the security with a lower yielding security.

      The trading market for high yield securities may be thin to the extent that there is no established retail secondary market or because of a decline in the value of such securities. A thin trading market may limit the ability of each Fund to accurately value high yield securities in the Fund's portfolio, could adversely affect the price at which that Fund could sell such securities, and cause large fluctuations in the daily net asset value of that Fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of low-rated debt securities, especially in a thinly traded market. When secondary markets for high yield securities become relatively less liquid, it may be more difficult to value the securities, requiring additional research and elements of judgment. These securities may also involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

      Credit quality in the high yield securities market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high yield security. For these reasons, it is the policy of IMI not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and on-going review of credit quality. The achievement of each Fund's investment objectives by investment in such securities may be more dependent on IMI's credit analysis than is the case for higher quality bonds. Should the rating of a portfolio security be downgraded, IMI will determine whether it is in the best interest of a Fund to retain or dispose of such security. However, should any individual bond held by a Fund be downgraded below a rating of C, IMI currently intends to dispose of such bond based on then existing market conditions.

      Prices for high yield securities may be affected by legislative and regulatory developments. For example, Federal rules require savings and loan institutions to gradually reduce their holdings of this type of security. Also, Congress has from time to time considered legislation that would restrict or eliminate the corporate tax deduction for interest payments in these securities and regulate corporate restructurings. Such legislation may significantly depress the prices of outstanding securities of this type.

          U.S. GOVERNMENT SECURITIES. U.S. Government securities are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. Securities guaranteed by the U.S. Government include: (1) direct obligations of the U.S. Treasury (such as Treasury bills, notes, and bonds) and (2) Federal agency obligations guaranteed as to principal and interest by the U.S. Treasury (such as GNMA certificates, which are mortgage-backed securities). When such securities are held to maturity, the payment of principal and interest is unconditionally guaranteed by the U.S. Government, and thus they are of the highest possible credit quality. U.S. Government securities that are not held to maturity are subject to variations in market value due to fluctuations in interest rates.

      Mortgage-backed securities are securities representing part ownership of a pool of mortgage loans. For example, GNMA certificates are such securities in which the timely payment of principal and interest is guaranteed by the full faith and credit of the U.S. Government. Although the mortgage loans in the pool will have maturities of up to 30 years, the actual average life of the loans typically will be substantially less because the mortgages will be subject to principal amortization and may be prepaid prior to maturity. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayments tends to increase, thereby shortening the actual average life of the security. Conversely, rising interest rates tend to decrease the rate of prepayment, thereby lengthening the actual average life of the security (and increasing the security's price volatility). Accordingly, it is not possible to predict accurately the average life of a particular pool. Reinvestment of prepayment may occur at higher or lower rates than the original yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current rates, mortgage-backed securities can be less effective than typical bonds of similar maturities at "locking in" yields during periods of declining interest rates, and may involve significantly greater price and yield volatility than traditional debt securities. Such securities may appreciate or decline in market value during periods of declining or rising interest rates, respectively.

      Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of nor guaranteed by the U.S. Treasury; however, they involve Federal sponsorship in one way or another. Some are backed by specific types of collateral, some are supported by the issuer's right to borrow from the Treasury, some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer, others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to, Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, Federal National Mortgage Association, Federal Home Loan Mortgage Association and Student Loan Marketing Association.

      ZERO COUPON BONDS. Zero coupon bonds are debt obligations issued without any requirement for the periodic payment of interest. Zero coupon bonds are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds would accrue and compound over the period until maturity at a rate of interest reflecting the market rate at the time of issuance. If a Fund holds zero coupon bonds in its portfolio, it would recognize income currently for Federal income tax purposes in the amount of the unpaid, accrued interest and generally would be required to distribute dividends representing such income to shareholders currently, even though funds representing such income would not have been received by the Fund. Cash to pay dividends representing unpaid, accrued interest may be obtained from, for example, sales proceeds of portfolio securities and Fund shares and from loan proceeds. The potential sale of portfolio securities to pay cash distributions from income earned on zero coupon bonds may result in a Fund being forced to sell portfolio securities at a time when it might otherwise choose not to sell these securities and when the Fund might incur a capital loss on such sales. Because interest on zero coupon obligations is not distributed to a Fund on a current basis, but is in effect compounded, the value of such securities of this type is subject to greater fluctuations in response to changing interest rates than the value of debt obligations which distribute income regularly.

      FIRM COMMITMENT AGREEMENTS AND "WHEN-ISSUED" SECURITIES. New issues of certain debt securities are often offered on a "when-issued" basis, meaning the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment, but delivery and payment for the securities normally take place after the date of the commitment to purchase. Firm commitment agreements call for the purchase of securities at an agreed-upon price on a specified future date. Ivy US Blue Chip Fund uses such investment techniques in order to secure what is considered to be an advantageous price and yield to the Fund and not for purposes of leveraging the Fund's assets. In either instance, Ivy US Blue Chip Fund will maintain in a segregated account with its Custodian cash or liquid securities equal (on a daily marked-to-market basis) to the amount of its commitment to purchase the underlying securities.

            ILLIQUID SECURITIES

      Each Fund may purchase securities other than in the open market. While such purchases may often offer attractive opportunities for investment not otherwise available on the open market, the securities so purchased are often "restricted securities" or "not readily marketable" (i.e., they cannot be sold to the public without registration under the Securities Act of 1933, as amended (the "1933 Act"), or the availability of an exemption from registration (such as Rule 144A) or because they are subject to other legal or contractual delays in or restrictions on resale). This investment practice, therefore, could have the effect of increasing the level of illiquidity of a Fund. It is each Fund's policy that illiquid securities (including repurchase agreements of more than seven days duration, certain restricted securities, and other securities which are not readily marketable) may not constitute, at the time of purchase, more than 15% of the value of the Fund's net assets. The Trust's Board of Trustees has approved guidelines for use by IMI in determining whether a security is illiquid.

      Generally speaking, restricted securities may be sold (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the 1933 Act. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. If adverse market conditions were to develop during the period between a Fund's decision to sell a restricted or illiquid security and the point at which that Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. Where a registration statement is required for the resale of restricted securities, a Fund may be required to bear all or part of the registration expenses. A Fund may be deemed to be an "underwriter" for purposes of the 1933 Act when selling restricted securities to the public and, in such event, the Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

      Since it is not possible to predict with assurance that the market for securities eligible for resale under Rule 144A will continue to be liquid, IMI will monitor such restricted securities subject to the supervision of the Board of Trustees. Among the factors IMI may consider in reaching liquidity decisions relating to Rule 144A securities are: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer).

            FOREIGN SECURITIES

      The securities of foreign issuers in which Ivy Growth Fund, Ivy Growth with Income Fund, and Ivy US Emerging Growth Fund may invest include non-U.S. dollar-denominated debt securities, Euro dollar securities, sponsored and unsponsored American Depository Receipts ("ADRs"), Global Depository Receipts ("GDRs"), American Depository Shares ("ADSs"), Global Depository Shares ("GDSs") and related depository instruments, and debt securities issued, assumed or guaranteed by foreign governments or political subdivisions or instrumentalities thereof. Shareholders should consider carefully the substantial risks involved in investing in securities issued by companies and governments of foreign nations, which are in addition to the usual risks inherent in each Fund's domestic investments.

      Although IMI intends to invest each Fund's assets only in nations that are generally considered to have relatively stable and friendly governments, there is the possibility of expropriation, nationalization, repatriation or confiscatory taxation, taxation on income earned in a foreign country and other foreign taxes, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default on foreign government securities, political or social instability or diplomatic developments which could affect investments in securities of issuers in those nations. In addition, in many countries there is less publicly available information about issuers than is available for U.S. companies. Moreover, foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. In many foreign countries, there is less governmental supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in the United States. Foreign securities transactions may also be subject to higher brokerage costs than domestic securities transactions. The foreign securities markets of many of the countries in which each Fund may invest may also be smaller, less liquid and subject to greater price volatility than those in the United States. In addition, each Fund may encounter difficulties or be unable to pursue legal remedies and obtain judgment in foreign courts.

      Foreign bond markets have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of a Fund are uninvested and no return is earned thereon. The inability of each Fund to make intended security purchases due to settlement problems could cause that Fund to miss attractive investment opportunities. Further, the inability to dispose of portfolio securities due to settlement problems could result either in losses to a Fund because of subsequent declines in the value of the portfolio security or, if the Fund has entered into a contract to sell the security, in possible liability to the purchaser. It may be more difficult for each Fund's agents to keep currently informed about corporate actions such as stock dividends or other matters that may affect the prices of portfolio securities. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Moreover, individual foreign economies may differ favorably or unfavorably from the United States economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. IMI seeks to mitigate the risks to each Fund associated with the foregoing considerations through investment variation and continuous professional management.

            EMERGING MARKETS

      Ivy Growth Fund, Ivy Growth with Income Fund, and Ivy US Emerging Growth Fund could have significant investments in securities traded in emerging markets. Investors should recognize that investing in such countries involves special considerations, in addition to those set forth above, that are not typically associated with investing in United States securities and that may affect each Fund's performance favorably or unfavorably.

      In recent years, many emerging market countries around the world have undergone political changes that have reduced government's role in economic and personal affairs and have stimulated investment and growth. Historically, there is a strong direct correlation between economic growth and stock market returns. While this is no guarantee of future performance, IMI believes that investment opportunities (particularly in the energy, environmental services, natural resources, basic materials, power, telecommunications and transportation industries) may result within the evolving economies of emerging market countries from which each Fund and its shareholders will benefit.

      Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. Such risks include (i) less social, political and economic stability; (ii) a small market for securities and/or a low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies that may restrict each Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until relatively recently in certain Eastern European countries, of a capital market structure or market-oriented economy; (vii) the possibility that recent favorable economic developments in Eastern Europe may be slowed or reversed by unanticipated political or social events in such countries; and (viii) the possibility that currency devaluations could adversely affect the value of each Fund's investments. Further, many emerging markets have experienced and continue to experience high rates of inflation.

      Despite the dissolution of the Soviet Union, the Communist Party may continue to exercise a significant role in certain Eastern European countries. To the extent of the Communist Party's influence, investments in such countries will involve risks of nationalization, expropriation and confiscatory taxation. The communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of such expropriation, each Fund could lose a substantial portion of any investments it has made in the affected countries. Further, few (if any) accounting standards exist in Eastern European countries. Finally, even though certain Eastern European currencies may be convertible into U.S. dollars, the conversion rates may be artificial in relation to the actual market values and may be adverse to a Fund's net asset value.

      Certain Eastern European countries that do not have well-established trading markets are characterized by an absence of developed legal structures governing private and foreign investments and private property. In addition, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment of foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals.

      Authoritarian governments in certain Eastern European countries may require that a governmental or quasi-governmental authority act as custodian of each Fund's assets invested in such country. To the extent such governmental or quasi-governmental authorities do not satisfy the requirements of the Investment Company Act of 1940, as amended (the "1940 Act"), with respect to the custody of a Fund's cash and securities, that Fund's investment in such countries may be limited or may be required to be effected through intermediaries. The risk of loss through governmental confiscation may be increased in such countries.

            FOREIGN CURRENCIES

      Investment in foreign securities usually will involve currencies of foreign countries. Moreover, Ivy Growth Fund, Ivy Growth with Income Fund, and Ivy US Emerging Growth Fund may temporarily hold funds in bank deposits in foreign currencies during the completion of investment programs and may purchase forward foreign currency contracts. Because of these factors, the value of the assets of each Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and each Fund may incur costs in connection with conversions between various currencies. Although each Fund's custodian values the Fund's assets daily in terms of U.S. dollars, each Fund does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. Each Fund will do so from time to time, however, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. Each Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies.

      Because Ivy Growth Fund, Ivy Growth with Income Fund, and Ivy US Emerging Growth Fund normally will be invested in both U.S. and foreign securities markets, changes in these Funds' share price may have a low correlation with movements in U.S. markets. Each Fund's share price will reflect the movements of the different stock and bond markets in which it is invested (both U.S. and foreign), and of the currencies in which the investments are denominated. Thus, the strength or weakness of the U.S. dollar against foreign currencies may account for part of each Fund's investment performance. U.S. and foreign securities markets do not always move in step with each other, and the total returns from different markets may vary significantly. Foreign currencies in which each Fund's assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Fund.

            FOREIGN CURRENCY EXCHANGE TRANSACTIONS

      Ivy Growth Fund, Ivy Growth with Income Fund, and Ivy US Emerging Growth Fund may enter into forward foreign currency contracts in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date (usually less than a year), and typically is individually negotiated and privately traded by currency traders and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for commissions, they do realize a profit based on the difference between the price at which they are buying and selling various currencies. Although these contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase.

      While each Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for each Fund than if it had not engaged in such transactions. Moreover, there may be an imperfect correlation between a Fund's portfolio holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. An imperfect correlation of this type may prevent each Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss.

      Ivy Growth Fund, Ivy Growth with Income Fund, and Ivy US Emerging Growth Fund may purchase currency forwards and combine such purchases with sufficient cash or short-term securities to create unleveraged substitutes for investments in foreign markets when deemed advantageous. Each Fund may also combine the foregoing with bond futures or interest rate futures contracts to create the economic equivalent of an unhedged foreign bond position.

      Ivy Growth Fund, Ivy Growth with Income Fund, and Ivy US Emerging Growth Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which each Fund has or in which each Fund expects to have portfolio exposure.

      Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transactions costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

            REPURCHASE AGREEMENTS

      Repurchase agreements are contracts under which a Fund buys a money market instrument and obtains a simultaneous commitment from the seller to repurchase the instrument at a specified time and at an agreed-upon yield. Under guidelines approved by the Board, each Fund is permitted to enter into repurchase agreements only if the repurchase agreements are at least fully collateralized with U.S. Government securities or other securities that IMI has approved for use as collateral for repurchase agreements and the collateral must be marked-to-market daily. Each Fund will enter into repurchase agreements only with banks and broker-dealers deemed to be creditworthy by IMI under the above-referenced guidelines. In the unlikely event of failure of the executing bank or broker-dealer, each Fund could experience some delay in obtaining direct ownership of the underlying collateral and might incur a loss if the value of the security should decline, as well as costs in disposing of the security.

            BANKING INDUSTRY AND SAVINGS AND LOAN OBLIGATIONS

      Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank (meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument at maturity). In addition to investing in certificates of deposit and bankers' acceptances, each Fund may invest in time deposits in banks or savings and loan associations. Time deposits are generally similar to certificates of deposit, but are uncertificated. Each Fund's investments in certificates of deposit, time deposits, and bankers' acceptance are limited to obligations of (i) banks having total assets in excess of $1 billion, (ii) U.S. banks which do not meet the $1 billion asset requirement, if the principal amount of such obligation is fully insured by the Federal Deposit Insurance Corporation (the "FDIC"), (iii) savings and loan association which have total assets in excess of $1 billion and which are members of the FDIC, and (iv) foreign banks if the obligation is, in IMI's opinion, of an investment quality comparable to other debt securities which may be purchased by a Fund. Each Fund's investments in certificates of deposit of savings associations are limited to obligations of Federal and state-chartered institutions whose total assets exceed $1 billion and whose deposits are insured by the FDIC.

            COMMERCIAL PAPER

      Commercial paper represents short-term unsecured promissory notes issued in bearer form by bank holding companies, corporations and finance companies. Each Fund may invest in commercial paper that is rated Prime-1 by Moody's Investors Service, Inc. ("Moody's") or A-1 by Standard & Poor's Corporation ("S&P") or, if not rated by Moody's or S&P, is issued by companies having an outstanding debt issue rated Aaa or Aa by Moody's or AAA or AA by S&P.

            BORROWING

      Borrowing may exaggerate the effect on each Fund's net asset value of any increase or decrease in the value of each Fund's portfolio securities. Money borrowed will be subject to interest costs (which may include commitment fees and/or the cost of maintaining minimum average balances). Although the principal of each Fund's borrowings will be fixed, each Fund's assets may change in value during the time a borrowing is outstanding, thus increasing exposure to capital risk.

            WARRANTS

      The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. However, prices of warrants do not necessarily move in a tandem with the prices of the underlying securities, and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by a Fund were not exercised by the date of its expiration, the Fund would lose the entire purchase price of the warrant.

            REAL ESTATE INVESTMENT TRUSTS (REITS)

      A REIT is a corporation, trust or association that invests in real estate mortgages or equities for the benefit of its investors. REITs are dependent upon management skill, may not be diversified and are subject to the risks of financing projects. Such entities are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"), and to maintain exemption from the Investment Company Act of 1940 (the "1940 Act"). By investing in REITs indirectly through Ivy Growth Fund, Ivy Growth with Income Fund, or Ivy US Blue Chip Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs.

            OPTIONS TRANSACTIONS

      IN GENERAL. A call option is a short-term contract (having a duration of less than one year) pursuant to which the purchaser, in return for the premium paid, has the right to buy the security underlying the option at the specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. A put option is a similar contract pursuant to which the purchaser, in return for the premium paid, has the right to sell the security underlying the option at the specified exercise price at any time during the term of the option. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option, to buy the underlying security at the exercise price. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the time remaining to expiration of the option, supply and demand, and interest rates.

      If the writer of a U.S. exchange-traded option wishes to terminate the obligation, the writer may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the Options Clearing Corporation. However, a writer may not effect a closing purchase transaction after it has been notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate his or her position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected at any particular time or at any acceptable price. If any call or put option is not exercised or sold, it will become worthless on its expiration date. Closing purchase transactions are not available for OTC transactions. In order to terminate an obligation in an OTC transaction, the Fund would negotiate directly with the counterparty.

      Each Fund will realize a gain (or a loss) on a closing purchase transaction with respect to a call or a put previously written by the Fund if the premium, plus commission costs, paid by the Fund to purchase the call or the put is less (or greater) than the premium, less commission costs, received by the Fund on the sale of the call or the put. A gain also will be realized if a call or a put that a Fund has written lapses unexercised, because the Fund would retain the premium. Any such gains (or losses) are considered short-term capital gains (or losses) for Federal income tax purposes. Net short-term capital gains, when distributed by any Fund, are taxable as ordinary income. See "Taxation."

      Each Fund will realize a gain (or a loss) on a closing sale transaction with respect to a call or a put previously purchased by the Fund if the premium, less commission costs, received by the Fund on the sale of the call or the put is greater (or less) than the premium, plus commission costs, paid by the Fund to purchase the call or the put. If a put or a call expires unexercised, it will become worthless on the expiration date, and the Fund will realize a loss in the amount of the premium paid, plus commission costs. Any such gain or loss will be long-term or short-term gain or loss, depending upon the Fund's holding period for the option.

      Exchange-traded options generally have standardized terms and are issued by a regulated clearing organization (such as the Options Clearing Corporation), which, in effect, guarantees the completion of every exchange-traded option transaction. In contrast, the terms of OTC options are negotiated by each Fund and its counterparty (usually a securities dealer or a financial institution) with no clearing organization guarantee. When a Fund purchases an OTC option, it relies on the party from whom it has purchased the option (the "counterparty") to make delivery of the instrument underlying the option. If the counterparty fails to do so, the Fund will lose any premium paid for the option, as well as any expected benefit of the transaction. Accordingly, IMI will assess the creditworthiness of each counterparty to determine the likelihood that the terms of the OTC option will be satisfied.

      WRITING OPTIONS ON INDIVIDUAL SECURITIES. Each Fund may write (sell) covered call options on the Fund's securities in an attempt to realize a greater current return than would be realized on the securities alone. Each Fund may also write covered call options to hedge a possible stock or bond market decline (only to the extent of the premium paid to the Fund for the options). In view of the investment objectives of each Fund, each Fund generally would write call options only in circumstances where the investment adviser to the Fund does not anticipate significant appreciation of the underlying security in the near future or has otherwise determined to dispose of the security.

      A "covered" call option means generally that so long as a Fund is obligated as the writer of a call option, the Fund will (i) own the underlying securities subject to the option, or (ii) have the right to acquire the underlying securities through immediate conversion or exchange of convertible preferred stocks or convertible debt securities owned by the Fund. Although each Fund receives premium income from these activities, any appreciation realized on an underlying security will be limited by the terms of the call option. Each Fund may purchase call options on individual securities only to effect a "closing purchase transaction."

      As the writer of a call option, each Fund receives a premium for undertaking the obligation to sell the underlying security at a fixed price during the option period, if the option is exercised. So long as a Fund remains obligated as a writer of a call option, it forgoes the opportunity to profit from increases in the market price of the underlying security above the exercise price of the option, except insofar as the premium represents such a profit (and retains the risk of loss should the value of the underlying security decline).

      PURCHASING OPTIONS ON INDIVIDUAL SECURITIES. Each Fund may purchase a put option on an underlying security owned by the Fund as a defensive technique in order to protect against an anticipated decline in the value of the security. Each Fund, as the holder of the put option, may sell the underlying security at the exercise price regardless of any decline in its market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs that the Fund must pay. These costs will reduce any profit a Fund might have realized had it sold the underlying security instead of buying the put option. The premium paid for the put option would reduce any capital gain otherwise available for distribution when the security is eventually sold. The purchase of put options will not be used by any Fund for leverage purposes.

      Each Fund may also purchase a put option on an underlying security that it owns and at the same time write a call option on the same security with the same exercise price and expiration date. Depending on whether the underlying security appreciates or depreciates in value, the Fund would sell the underlying security for the exercise price either upon exercise of the call option written by it or by exercising the put option held by it. A Fund would enter into such transactions in order to profit from the difference between the premium received by the Fund for the writing of the call option and the premium paid by the Fund for the purchase of the put option, thereby increasing the Fund's current return. A Fund may write (sell) put options on individual securities only to effect a "closing sale transaction."

      PURCHASING AND WRITING OPTIONS ON SECURITIES INDICES. Each Fund may purchase and sell (write) put and call options on securities indices. An index assigns relative values to the securities included in the index and the index fluctuates with changes in the market values of the securities so included. Call options on indices are similar to call options on individual securities, except that, rather than giving the purchaser the right to take delivery of an individual security at a specified price, they give the purchaser the right to receive cash. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars, times a specified multiple (the "multiplier"). The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

      The multiplier for an index option performs a function similar to the unit of trading for a stock option. It determines the total dollar value per contract of each point in the difference between the exercise price of an option and the current level of the underlying index. A multiplier of 100 means that a one-point difference will yield $100. Options on different indices have different multipliers.

      When a Fund writes a call or put option on a stock index, the option is "covered", in the case of a call, or "secured", in the case of a put, if the Fund maintains in a segregated account with the Custodian cash or liquid securities equal to the contract value. A call option is also covered if a Fund holds a call on the same index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii) greater than the exercise price of the call written, provided that the Fund maintains in a segregated account with the Custodian the difference in cash or liquid securities. A put option is also "secured" if a Fund holds a put on the same index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written or (ii) less than the exercise price of the put written, provided that the Fund maintains in a segregated account with the Custodian the difference in cash or liquid securities.

      RISKS OF OPTIONS TRANSACTIONS. The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of a U.S. option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities (or cash in the case of an index option) at the exercise price. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security (or index), in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security (or index) is purchased to hedge against price movements in a related security (or securities), the price of the put or call option may move more or less than the price of the related security (or securities). In this regard, there are differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective.

      There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position. Finally, trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers, or the options exchange could suspend trading after the price has risen or fallen more than the maximum amount specified by the exchange. Closing transactions can be made for OTC options only by negotiating directly with the counterparty or by a transaction in the secondary market, if any such market exists. Transfer of an OTC option is usually prohibited absent the consent of the original counterparty. There is no assurance that a Fund will be able to close out an OTC option position at a favorable price prior to its expiration. An OTC counterparty may fail to deliver or to pay, as the case may be. In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option position at any time prior to its expiration. Although a Fund may be able to offset to some extent any adverse effects of being unable to liquidate an option position, the Fund may experience losses in some cases as a result of such inability.

      When conducted outside the U.S., options transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by:
(i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in each Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S., and (v) lower trading volume and liquidity.

      Each Fund's options activities also may have an impact upon the level of its portfolio turnover and brokerage commissions. See "Portfolio Turnover."

      Each Fund's success in using options techniques depends, among other things, on IMI's ability to predict accurately the direction and volatility of price movements in the options and securities markets, and to select the proper type, timing of use and duration of options.

            FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

      IN GENERAL. Each Fund may enter into futures contracts and options on futures contracts for hedging purposes. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a commodity at a specified price and time. When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or liquid securities ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day each Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Fund will mark-to-market its open futures position.

      Each Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

      Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery of offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, a Fund generally realizes a capital gain, or if it is more, the Fund generally realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a Fund generally realizes a capital gain, or if it is less, the Fund generally realizes a capital loss. The transaction costs must also be included in these calculations.

      When purchasing a futures contract, each Fund will maintain with its Custodian (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited with a futures commission merchant ("FCM") as margin, are equal to the market value of the futures contract. Alternatively, a Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by the Fund, or, if lower, may cover the difference with cash or short-term securities.

      When selling a futures contract, each Fund will maintain with its Custodian in a segregated account (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited with an FCM as margin, are equal to the market value of the instruments underlying the contract. Alternatively, a Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's custodian).

      When selling a call option on a futures contract, each Fund will maintain with its Custodian in a segregated account (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited with an FCM as margin, equal the total market value of the futures contract underlying the call option. Alternatively, a Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund, or covering the difference if the price is higher.

      When selling a put option on a futures contract, each Fund will maintain with its Custodian (and mark-to-market on a daily basis) cash or liquid securities that equal the purchase price of the futures contract less any margin on deposit. Alternatively, a Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund, or, if lower, the Fund may hold securities to cover the difference.

      RISKS ASSOCIATED WITH FUTURES AND RELATED OPTIONS. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in any Fund's portfolio securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

      Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

      There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, there can be no assurance that an active secondary market will continue to exist.

      Currency futures contracts and options thereon may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such position also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Fund's ability to act upon economic events occurring in foreign markets during non business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

            SECURITIES INDEX FUTURES CONTRACTS

      Each Fund may enter into securities index futures contracts as an efficient means of regulating that Fund's exposure to the equity markets. Each Fund will not engage in transactions in futures contracts for speculation, but only as a hedge against changes resulting from market conditions in the values of securities held in the Fund's portfolio or which it intends to purchase. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. The value of a unit is the current value of the stock index. For example, the S&P 500 Index is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange (the "Exchange"). The S&P 500 Index assigns relative weightings to the 500 common stocks included in the Index, and the Index fluctuates with changes in the market values of the shares of those common stocks. In the case of the S&P 500 Index, contracts are to buy or sell 500 units. Thus, if the value of the S&P 500 Index were $150, one contract would be worth $75,000 (500 units x $150). The index futures contract specifies that no delivery of the actual securities making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if a Fund enters into a futures contract to buy 500 units of the S&P 500 Index at a specified future date at a contract price of $150 and the S&P 500 Index is at $154 on that future date, the Fund will gain $2,000 (500 units x gain of $4). If a Fund enters into a futures contract to sell 500 units of the stock index at a specified future date at a contract price of $150 and the S&P 500 Index is at $154 on that future date, the Fund will lose $2,000 (500 units x loss of $4).

      RISKS OF SECURITIES INDEX FUTURES. Each Fund's success in using hedging techniques depends, among other things, on IMI's ability to predict correctly the direction and volatility of price movements in the futures and options markets as well as in the securities markets and to select the proper type, time and duration of hedges. The skills necessary for successful use of hedges are different from those used in the selection of individual stocks.

      Each Fund's ability to hedge effectively all or a portion of its securities through transactions in index futures (and therefore the extent of its gain or loss on such transactions) depends on the degree to which price movements in the underlying index correlate with price movements in the Fund's securities. Inasmuch as such securities will not duplicate the components of an index, the correlation probably will not be perfect. Consequently, each Fund will bear the risk that the prices of the securities being hedged will not move in the same amount as the hedging instrument. This risk will increase as the composition of the Fund's portfolio diverges from the composition of the hedging instrument.

      Although each Fund intends to establish positions in these instruments only when there appears to be an active market, there is no assurance that a liquid market will exist at a time when a Fund seeks to close a particular option or futures position. Trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers. In addition, the futures exchanges may suspend trading after the price has risen or fallen more than the maximum amount specified by the exchange. In some cases, a Fund may experience losses as a result of its inability to close out a position, and it may have to liquidate other investments to meet its cash needs.

      Although some index futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, a Fund generally realizes a capital gain, or if it is more, a Fund generally realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a Fund generally realizes a capital gain, or if it is less, the Fund generally realizes a capital loss. The transaction costs must also be included in these calculations.

      Each Fund will only enter into index futures contracts or futures options that are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system. Each Fund will use futures contracts and related options only for "bona fide hedging" purposes, as such term is defined in applicable regulations of the CFTC.

      When purchasing an index futures contract, each Fund will maintain with its Custodian (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited with a futures commission merchant ("FCM") as margin, are equal to the market value of the futures contract. Alternatively, a Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by the Fund.

      When selling an index futures contract, each Fund will maintain with its Custodian (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited with an FCM as margin, are equal to the market value of the instruments underlying the contract. Alternatively, a Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in cash or liquid assets in a segregated account with the Fund's custodian).

      COMBINED TRANSACTIONS. Each Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions and multiple currency transactions (including forward currency contracts) and some combination of futures, options and currency transactions ("component" transactions), instead of a single transaction, as part of a single or combined strategy when, in the opinion of IMI, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on IMI's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the management objective.

                               PORTFOLIO TURNOVER

      Each Fund purchases securities that are believed by IMI to have above average potential for capital appreciation. Common stocks are disposed of in situations where it is believed that potential for such appreciation has lessened or that other common stocks have a greater potential. Therefore, each Fund may purchase and sell securities without regard to the length of time the security is to be, or has been, held. A change in securities held by a Fund is known as "portfolio turnover" and may involve the payment by the Fund of dealer markup or underwriting commission and other transaction costs on the sale of securities, as well as on the reinvestment of the proceeds in other securities. Each Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the most recently completed fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during that year. For purposes of determining a Fund's portfolio turnover rate, all securities whose maturities at the time of acquisition were one year or less are excluded.

                                  TRUSTEES AND OFFICERS

      Each Fund's Board of Trustees (the "Board") is responsible for the overall management of the Fund, including general supervision and review of the Fund's investment activities. The Board, in turn, elects the officers who are responsible for administering each Fund's day-to-day operations.

         The Trustees and Executive Officers of the Trust, their business addresses and principal occupations during the past five years are:

                          POSITION WITH   BUSINESS AFFILIATIONS
NAME, ADDRESS, AGE          THE TRUST     AND PRINCIPAL OCCUPATIONS

John S. Anderegg, Jr.       Trustee       Chairman, Dynamics Research
60 Concord Street                         Corp. (instruments and controls);
Wilmington, MA  01887                     Director, Burr-Brown Corp.
Age: 75                                   (operational amplifiers);
                                          Director, Metritage Incorporated
                                          (level measuring instruments);
                                          Trustee of Mackenzie Series Trust
                                          (1992-1998).

James W. Broadfoot         President      President,
700 South Federal Hwy.     and            Ivy Management Inc. (1996-
Suite 300                  Trustee        present); Senior Vice
Boca Raton, FL  33432                     President, Ivy Management,
Age: 56                                   Inc. (1992-1996); Director and Senior
[*Deemed to be an                         Vice President, Mackenzie Investment
"interested person"                       Management Inc. (1995-present); Senior
of the Trust, as                          Vice President, Mackenzie Investment
defined under the                         Management Inc. (1990-1995).
1940 Act.]

Paul H. Broyhill            Trustee       Chairman, BMC Fund, Inc.
800 Hickory Blvd.                         (1983-present); Chairman,
Golfview Park-Box 500                     Broyhill Family Foundation,
Lenoir, NC 28645                          Inc. (1983-Present);
Age:  75                                  Chairman and President, Broyhill
                                          Investments, Inc. (1983-present);
                                          Chairman, Broyhill Timber
                                          Resources (1983-present);
                                          Management of a personal portfolio
                                          of fixed-income and equity
                                          investments (1983-present);
                                          Trustee of Mackenzie Series Trust
                                          (1988-1998); Director of The
                                          Mackenzie Funds Inc. (1988-1995).

Stanley Channick            Trustee       President and Chief
11 Bala Avenue                            Executive Officer, The
Bala Cynwyd, PA 19004                     Whitestone Corporation
Age:  75                                  (insurance agency); Chairman,
                                          Scott Management Company
                                          (administrative services for
                                          insurance companies); President,
                                          The Channick Group (consultants
                                          to insurance companies and
                                          national trade associations);
                                          Trustee of Mackenzie Series
                                          Trust (1994-1998); Director of
                                          The Mackenzie Funds Inc.
                                          (1994-1995).

Frank W. DeFriece, Jr.      Trustee       Director, Manager and Vice
The Landmark Centre                       President, Director and
113 Landmark Lane,                        Fund Manager, Massengill-
Suite B                                   DeFriece Foundation
Bristol, TN  37620-2285                   (charitable organization)
Age: 78                                   (1950-present); Trustee and Vice
                                          Chairman, East Tennessee Public
                                          Communications Corp. (WSJK-TV)
                                          (1984-present); Trustee of
                                          Mackenzie Series Trust
                                          (1985-1998); Director of The
                                          Mackenzie Funds Inc. (1987-1995).

Roy J. Glauber              Trustee       Mallinckrodt Professor of
Lyman Laboratory                          Physics, Harvard
of Physics                                University (1974-present);
Harvard University                        Trustee of Mackenzie Series
Cambridge, MA 02138                       Trust (1994-1997).
Age: 73

Joseph G. Rosenthal         Trustee       Chartered Accountant
110 Jardin Drive                          (1958-present); Trustee of
Unit #12                                  Mackenzie Series Trust
Concord, Ontario Canada                   (1985-1998); Director of
L4K 2T7                                   The Mackenzie Funds Inc.
Age: 64                                   (1987-1995).

Richard N. Silverman       Trustee        Director, Newton-Wellesley
18 Bonnybrook Road                        Hospital; Director, Beth
Waban, MA  02168                          Israel Hospital; Director,
Age: 75                                   Boston Ballet; Director, Boston
                                          Children's Museum; Director,
                                          Brimmer and May School.

J. Brendan Swan            Trustee        President, Airspray
4701 North Federal Hwy.                   International, Inc.;
Suite 465                                 Joint Managing Director,
Pompano Beach, FL  33064                  Airspray International
Age: 69                                   B.V. (an environmentally sensitive
                                          packaging company); Director of
                                          Polyglass LTD.; Director, The
                                          Mackenzie Funds Inc. (1992-1995);
                                          Trustee of Mackenzie Series Trust
                                          (1992-1998).

Keith J. Carlson           Trustee        Senior Vice President of Mackenzie
700 South Federal Hwy.     And            Investment Management, Inc. (1996-
Suite 300                  Chairman       -present); Senior Vice President
Boca Raton, FL  33432                     and Director of Mackenzie
Age: 42                                   Investment Management, Inc. (1994-
[*Deemed to be an                         1996); Senior Vice President and
"interested person"                       Treasurer of Mackenzie Investment
of the Trust, as defined                  Management, Inc. (1989-1994);
under the                                 Senior Vice President and Director
1940 Act.]                                of Ivy Management Inc. (1994-present);
                                          Senior Vice President, Treasurer and
                                          Director of Ivy Management Inc.
                                          (1992-1994); Vice President of The
                                          Mackenzie Funds Inc. (1987-1995);
                                          Senior Vice President and Director,
                                          Ivy Mackenzie Services Corp.
                                          (1996-present); President and Director
                                          of Ivy Mackenzie Services Corp.
                                          (1993-1996); Trustee and President of
                                          Mackenzie Series Trust (1996-1998);
                                          Vice President of Mackenzie Series
                                          Trust (1994-1998); Treasurer of
                                          Mackenzie Series Trust (1985-1994);
                                          President, Chief Executive Officer
                                          and Director of Ivy Mackenzie
                                          Distributors, Inc. (1994-present);
                                          Executive Vice President and Director
                                          of Ivy Mackenzie Distributors, Inc.
                                          (1993-1994); Trustee of Mackenzie
                                          Series Trust (1996-1998).

Edward M. Tighe            Trustee        Chief Executive Officer,
5900 N. Andrews Avenue                    CITCO Technology Management, Inc.
Suite 700                                 ("CITCO") (computer software develop-
Ft. Lauderdale, FL 33309                  ment and consulting) (1999-present);
                                          President and Director, Global
                                          Technology Management, Inc. (CITCO's
                                          predecessor) (1992-1998); Managing
                                          Director, Global Mutual Fund Services,
                                          Ltd. (financial services firm);
                                          President, Director and Chief
                                          Executive Officer, Global Mutual Fund
                                          Services, Inc. (1994-present).

C. William Ferris          Secretary/     Senior Vice President,
700 South Federal Hwy.     Treasurer      Chief Financial Officer
Suite 300                                 and Secretary/Treasurer
Boca Raton, FL  33432                     of Mackenzie Investment
Age: 54                                   Management Inc. (1995-present); Senior
                                          Vice President, Finance and
                                          Administration/Compliance Officer of
                                          Mackenzie Investment Management Inc.
                                          (1989-1994); Senior Vice President,
                                          Secretary/ Treasurer and Clerk of Ivy
                                          Management Inc. (1994-present); Vice
                                          President, Finance/Administration and
                                          Compliance Officer of Ivy Management
                                          Inc. (1992-1994); Senior Vice
                                          President, Secretary/Treasurer and
                                          Director of Ivy Mackenzie
                                          Distributors, Inc. (1994-present);
                                          Secretary/Treasurer and Director of
                                          Ivy Mackenzie Distributors, Inc.
                                          (1993-1994); President and Director of
                                          Ivy Mackenzie Services Corp.
                                          (1996-present); Secretary/Treasurer
                                          and Director of Ivy Mackenzie
                                          Services Corp. (1993-1996);
                                          Secretary/Treasurer of The Mackenzie
                                          Funds Inc. (1993-1995); Secretary/
                                          Treasurer of Mackenzie Series Trust
                                          (1994-1998).

                               COMPENSATION TABLE

                                    IVY FUND
                      (FISCAL YEAR ENDED DECEMBER 31, 1998)

                                    PENSION OR
                     AGGREGATE      RETIREMENT         ESTIMATED           TOTAL COMPENSATION
                     COMPENSATION   BENEFITS ACCRUED   ANNUAL ESTIMATED    FROM TRUST AND FUND
NAME,                FROM           AS PART OF FUND    ANNUAL BENEFITS     COMPLEX PAID TO TRUSTEES
POSITION             TRUST          EXPENSES           UPON RETIREMENT


John S.              $18,000              N/A           N/A                     $18,000
 Anderegg, Jr.
(Trustee)

Paul H.              $18,000              N/A           N/A                     $18,000
 Broyhill
(Trustee)

Keith J.             $0                   N/A           N/A                     $0
 Carlson
(Trustee and
 President)

Stanley              $18,000              N/A           N/A                     $18,000
  Channick
(Trustee)

Frank W.             $18,000              N/A           N/A                     $18,000
 DeFriece, Jr.
(Trustee)

Roy J.               $18,000              N/A           N/A                     $18,000
 Glauber
(Trustee)

Joseph G.            $18,000              N/A           N/A                     $18,000
Rosenthal
(Trustee)

Richard N.           $18,000              N/A           N/A                     $18,000
 Silverman
(Trustee)

J. Brendan           $17,000              N/A           N/A                     $17,000
 Swan
 (Trustee)

C. William           $0                   N/A           N/A                     $0
 Ferris
(Secretary/
Treasurer)

         To the knowledge of the Trust, as of March 31, 1999, no shareholder owned beneficially or of record 5% or more of any Fund's outstanding shares of any class, with the following exceptions:

CLASS A

Of the outstanding Class A shares of :

         Ivy Asia Pacific Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 40,174.921 shares (16.51%), and Michael G. Landry, 211 S. Gordon Rd., Ft.
Lauderdale, FL 33301, owned of record 12,443.882 shares (5.11%);

         Ivy Bond Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 1,397,567.620 shares (13.02%);

         Ivy China Region Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 218,003.027 shares (13.26%), and Resources Trust Company, PO Box 3865, Englewood, CO 80155-3865, owned of record 186,351.290 shares (11.33%);

         Ivy Developing Nations Fund, Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 87,092.843 shares (11.31%), Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 54,336.017 shares (7.06%), and Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 41,198.769 shares (5.35%);

         Ivy Global Natural Resources Fund, Carn & Co., Riggs Bank (TTEE) FBO Care-Free Consolidated 401K Plan, PO Box 96211, Washington, DC 20090-6211, owned of record 62,273.356 shares (29.71%), Carn & Co., Riggs Bank (TTEE) FBO Yazaki Employee Savings & Retirement Plan, PO Box 96211, Washington, DC 20090-6211, owned of record 22,533.136 shares (10.75%), and Mackenzie Investment Management Inc., via Mizner Financial Plaza, 700 South Federal Highway, Suite 300, Boca Raton, FL 33432, owned of record 11,957.023 shares (5.70%);

         Ivy Global Science & Technology Fund, Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 99,948.978 shares (16.84%), Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 65,325.391 shares (11.01%), and Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 31,922.542 shares (5.38%);

         Ivy International Fund II, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 818,804.984 shares (34.10%);

         Ivy International Fund, Charles Schwab & Co. Inc., 101 Montgomery Street, San Francisco, CA 94104, owned of record 12,827,455.253 shares (35.28%), and Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 6,083,813.996 shares (16.73%);

         Ivy International Small Companies Fund, Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 19,762.181 shares (20.88%), and Mackenzie Investment Management Inc., via Mizner Financial Plaza, 700 South Federal Highway, Suite 300, Boca Raton, FL 33432, owned of record 10,287.244 shares (10.87%).

         Ivy Money Market Fund, Carn & Co., Riggs Bank (TTEE) FBO Plexus Corp 401K Plan, PO Box 96211, Washington, DC 20090-6211, owned of record 2,710,056.720 shares (13.19%), and Bear Stearns Securities Corp., 1 Metrotech Center North, Brooklyn, NY 11201-3859, owned of record 1,432,318.960 shares (6.97%).

         Ivy Pan-Europe Fund, Mackenzie Investment Management Inc., via Mizner Financial Plaza, 700 South Federal Highway, Suite 300, Boca Raton, FL 33432, owned of record 37,553.145 shares (23.84%), and Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 27,122.193 shares (17.22%);

         Ivy South America Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 45,710.848 shares (17.87%), and Charles Schwab & Co. Inc., 101 Montgomery Street, San Francisco, CA 94104, owned of record 19,471.113 shares (7.61%), and William A. Maczko & Mildred E. Helm Maczko, 2100 S. Ocean Ln., #1412, Ft. Lauderdale, FL 33316, owned of record 14,174.070 shares (5.54%);

         Ivy US Blue Chip Fund, Helen L. Medvin, 4712 Michael Ave., North Olmsted, OH 44070, owned of record 10,253.846 shares (7.12%), Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 8,986.371 shares (6.24%), and Janney Montgomery Scott Inc., Estate of David Craig, 1801 Market Street, Philadelphia, PA 19103-1675, owned of record 8,880.995 shares (6.17%).

         Ivy US Emerging  Growth  Fund,  Donaldson  Lufkin  Jenrette  Securities
Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 86,774.211 shares (5.08%);

CLASS B

Of the outstanding Class B shares of:

         Ivy Asia Pacific Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 141,298.083 shares (35.22%);

         Ivy Bond Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 12,199,384.716 shares (48.92%);

         Ivy China Region Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 107,725.641 shares (11.73%);

         Ivy Developing Nations Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 278,316.028 shares (28.37%);

         Ivy Global Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 68,719.447 shares (11.93%);

         Ivy Global Natural Resources Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 83,599.984 shares (38.05%);

         Ivy Global Science & Technology Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 40,990.672 shares (8.13%);

         Ivy Growth Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 24,939.375 shares (8.96%);

         Ivy Growth with Income Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 263,081.752 shares (15.31%);

         Ivy International Fund II, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 4,986,169.823 shares (60.62%);

         Ivy International Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 5,678,407.729 shares (45.59%).

         Ivy International Small Companies Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 24,340.066 shares (23.40%), PaineWebber, FBO B Carmage Walls Trust #10, FBO Lissa Walls Trust and Cooper Walls TTEE, PO Box 42828, Houston, TX 77242, owned of record 5,880.313 shares (5.65%), and PaineWebber, FBO B Carmage Walls Trust #10, FBO Cooper Walls Trust and Cooper Walls TTEE, PO Box 42828, Houston, TX 77242, owned of record 5,760.640 shares (5.53%);

         Ivy Pan-Europe Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 66,847.392 shares (22.86%);

         Ivy South America Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 46,359.136 shares (29.47%);

         Ivy US Blue Chip Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 74,760.802 shares (18.62%), and Parker Hunter Incorporated, FBO Robert Crisci and Kathy Crisci, PO Box 7629, 3525 Ellwood Road, New Castle, PA 16107-7629, owned of record 24,779.090 shares (6.17%).

         Ivy US Emerging Growth Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 335,426.771 shares (21.10%);

CLASS C

Of the outstanding Class C shares of:

         Ivy Asia Pacific Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 19,237.215 shares (5.33%);

         Ivy Bond Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 725,233.869 shares (74.69%);

         Ivy China Region Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 30,474.251 shares (27.72%), and IBT, (custodian) FBO Roy O. Derminer, 2236 Abbottwoods Ln., Orange City, FL 32763, owned of record 8,275.708 shares (7.52%);

         Ivy Developing Nations Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 48,103,553 shares (11.99%);

         Ivy Global Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 6,585.276 shares (19.35%), Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 3,909.907 shares (11.48%), Robert W. Baird & Co. Inc., 777 East Wisconsin Avenue, Milwaukee, WI 53202-5391, owned of record 3,436.408 shares (10.09%), IBT, (custodian) FBO Mattie A. Allen, 755 Selma Pl., San Diego, CA 92114-1711, owned of record 3,095.552 shares (9.09%), Smith Barney Inc., 388 Greenwich Street, New York, NY 10013, owned of record
2,436.584 shares (7.15%), and PaineWebber, (custodian) FBO Robert D. Cuthbertson, PO Box 3321, Weehawken, NJ 07087-8154, owned of record 1,705.476 shares (5.01%);

         Ivy Global Natural Resources Fund, Raymond James & Assoc. Inc., (custodian) Raymond W. Simmons, 6296 104th Avenue, Pinellas Park, FL 33782, owned of record 981.281 shares (19.43%), Raymond James & Assoc. Inc., (custodian) Diversified Dental P/S, FBO Al Pollock, 10641 1st Street E., Suite 204, Treasure Island, FL 33706, owned of record 910.166 shares (18.02%), Robert
W. Baird & Co. Inc., 777 E. Wisconsin Avenue, Milwaukee, WI 53202-5391, owned of record 613.622 shares (12.15%), Robert W. Baird & Co. Inc., 777 E. Wisconsin Avenue, Milwaukee, WI 53202-5391, owned of record 550.722 shares (10.90%), Nancy
J. Cleare, 9381 US Hwy. 19 N, Pinellas Park, FL 33782, owned of record 541.597 shares (10.72%), Resources Trust Co., (custodian) FBO Jon K. Loessin, PO Box 5900, Denver, CO 80217, owned of record 535.023 shares (10.59%), Ester C. Wickes, 19 Fawn Hill Rd., Tuxedo, NY 10987, owned of record 350.772 shares (6.94%), and IBT, (custodian) FBO Salvatore Disalvo, 311 Bridle Path Lane, Annapolis, MD 21403-1638, owned of record 299.993 shares (5.94%);

         Ivy Global Science & Technology Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 38,011.661 shares (11.30%);

         Ivy Growth Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 7,477.571 shares (47.23%), IBT, (custodian) FBO Joseph L. Wright, 32211 Pierce Street, Garden
City, MI 48135, owned of record 3,938.282 shares (24.87%), PaineWebber, FBO Cynthia N. Young, PO Box 3321, Weehawken, NJ 07087-8154, owned of record 853.551 shares (5.39%), and Martin S. Sawyer & Ruth C. Sawyer, 5910 Wilson Blvd., #413, Arlington, VA 22205, owned of record 844.906 shares (5.33%);

         Ivy Growth with Income Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 11,534.267 shares (29.37%), Anthony L. Bassano & Marie E. Bassano, 8934 Bari Court, Port Richie, FL 34668, owned of record 3,203.100 shares (8.15%), IBT, (custodian) FBO Vytautas Snieckus, 1250 E 276th Street, Euclid, OH 44132, owned of record 2,645.907 shares (6.73%), PaineWebber, (custodian) FBO Patricia Cramer Russell, PO Box 3321, Weehawken, NJ 07087-8154, owned of record 2,191.410 shares (5.58%), IBT, (custodian) FBO Kevin D. Thistle, 1017 Glencrest Court, Saulkville, WI 53080, owned of record 2,130.626 shares (5.42%), and IBT, (custodian) FBO Carol
E. Greivell, 985 N Broadway, #67, Depere, WI 54115, owned of record 2,106.814 shares (5.36%);

         Ivy International Fund II, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 2,908,557.453 shares (74.01%);

         Ivy International Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 2,189,094.234 shares (64.38%);

         Ivy International Small Companies Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 87,014.649 shares (90.31%);

         Ivy Money Market Fund, PaineWebber, FBO Bruce Blank, PO Box 3321, Weehawken, NJ 07087-8154, owned of record 103,905.380 shares (17.65%), IBT (custodian) FBO, Marcelette V. Manning, 1371 Mt. View Lane, Chula Vista, CA 91911, owned of record 65,194.630 shares (11.07%), IBT (custodian) FBO Diana Rooney, 2441 S. 9th St., El Centro, CA 92243, owned of record 62,822.810 shares (10.67%), Robert J. Laws & Katherine A. Laws, PO Box 723, Ramona, CA 92065, owned of record 42,920.450 shares (7.29%), IBT (custodian) FBO Betty J. Carson, 1987 Higgins Lane, El Centro, CA 92243, owned of record 39,398.780 shares (6.69%), Paul M. Benard, 40 Arrowhead Farm Road, Boxford, MA 01921, owned of record 33,488.010 shares (5.68%), Diane C. Benard, 40 Arrowhead Farm Road, Boxford, MA 01921, owned of record 33,488.010 shares (5.68%), and PaineWebber, FBO Kathleen L. Diller, PO Box 3321, Weehawken, NJ 07087-8154, owned of record 30,238.920 shares (5.13%).

         Ivy Pan-Europe Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 26,948.668 shares (44.12%), Resources Trust Company, FBO Terry K. Ramnanan, PO Box 5900, Denver, CO 80217, owned of record 14,652.015 shares (23.99%), and Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 4,663.657 shares (7.63%);

         Ivy South America Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 10,956.813 shares (58.18%), Interstate/Johnson Lane, Interstate Tower, PO Box 1220, Charlotte, NC 28201-1220, owned of record 2,617.801 shares (13.90%), Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 2,318.301 shares (12.31%), Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 1,133.787 shares (6.02%), and Smith Barney Inc., 388 Greenwich Street, New York, NY 10013, owned of record 966.121 shares (5.13%);

         Ivy US Blue Chip Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 8,485.693 shares (10.18%), Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 6,066.012 shares (7.27%), IBT,
(custodian) FBO Roy O. Derminer, 2236 Abbottwoods LN, Orange City, FL 32763, owned of record 4,517.953 shares (5.42%), and Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 4,412.541 shares (5.29%);

         Ivy US Emerging Growth Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 96,481.220 shares (30.56%);

CLASS I

Of the outstanding Class I shares of:

         Ivy International Fund, The John E. Fetzer Institute Inc., 9292 W KL Ave., Kalamazoo, MI 49009, owned of record 727,066.771 shares (19.12%), State Street Bank, (TTEE) FBO Allison Engines, 200 Newport Ave., 7th Floor, North Quincy, MA 02171, owned of record 292,309.556 shares (7.68%), Lynspen and Company, PO Box 830804, Birmingham, AL 35283, owned of record 276,747.272 shares (7.27%), and U A Local 447 Pension Trust Fund, 5841 Newman Ct., Sacramento, CA 95819, owned of record 240,427.057 shares (6.32%).

ADVISOR CLASS

Of the outstanding Advisor Class shares of:

         Ivy Bond Fund, NFSC FEBO, C. William Ferris, Michael Landry/Keith Carlson, 700 South Federal Highway, Boca Raton, FL 33432-6114, owned of record 13,944.569 shares (77.94%), and Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 3,252.157 shares (18.17%);

         Ivy China Region Fund, Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 1,354.000 shares (84.59%), and Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 192.447 shares (12.02%).

         Ivy Developing Nations Fund, NFSC FEBO, C. William Ferris, Michael Landry/Keith Carlson, 700 South Federal Highway, Boca Raton, FL 33432-6114, owned of record 14,362.134 shares (100%);

         Ivy Global Fund, NFSC FEBO, C. William Ferris, Michael Landry/Keith Carlson, 700 South Federal Highway, Boca Raton, FL 33432-6114, owned of record 30,007.844 shares (100%);

         Ivy Global Science & Technology Fund, IBT, (custodian) FBO Deborah P. Mason, 3406 Cypress Landing Dr., Valrico, FL 33594, owned of record 629.966 shares (36.59%), Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 534.539 shares (31.04%),
Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 418.586 shares (24.31%), and Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 138.549 shares (8.04%);

         Ivy Growth Fund, NFSC FEBO, C. William Ferris, Michael Landry/Keith Carlson, 700 South Federal Highway, Boca Raton, FL 33432-6114, owned of record 16,572.658 shares (99.90%);

         Ivy Growth with Income Fund, NFSC FEBO, C. William Ferris, Michael Landry/Keith Carlson, 700 South Federal Highway, Boca Raton, FL 33432-6114, owned of record 25,118.240 shares (100%);

         Ivy International Fund II, Charles Scwab & Co. Inc., 101 Montgomery Street, San Francisco, CA 94104, owned of record 7,913.113 shares (11.19%), Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 6,471.430 shares (9.15%), and Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 4,602.660 shares (6.50%);

         Ivy Pan-Europe Fund, NFSC FEBO, C. William Ferris, Michael Landry/Keith Carlson, 700 South Federal Highway, Boca Raton, FL 33432-6114, owned of record 3,424.319 shares (47.51%), Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 1,191.422 shares (16.53%), Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 947.119 shares (13.14%), Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 653.595 shares (9.06%), and Charles Schwab & Co. Inc., 101 Montgomery Street, San Francisco, CA 94104,owned of record 406.639 shares (5.64%);

         Ivy US Blue Chip Fund, Mackenzie Investment Management Inc., Via Mizner Financial Plaza, 700 South Federal Highway, Suite 300, Boca Raton, FL 33432, owned of record 50,001.000 shares (80.05%), NFSC FEBO, C. William Ferris, Michael Landry/Keith Carlson, 700 South Federal Highway, Boca Raton, FL 33432-6114, owned of record 7,419.362 shares (11.87%), and Charles Scwab & Co. Inc., 101 Montgomery Street, San Francisco, CA 94104, owned of record 3,678.690 shares (5.88%);

         Ivy US Emerging Growth Fund, NFSC FEBO, C. William Ferris, Michael Landry/Keith Carlson, 700 South Federal Highway, Boca Raton, FL 33432-6114, owned of record 20,670.236 shares (84.78%), and Charles Schwab & Co. Inc., 101 Montgomery Street, San Francisco, CA 94104, owned of record 1,927.965 shares (7.90%).


         As of April 16, 1999, the Officers and Trustees of the Trust as a group owned beneficially or of record less than 1% of the outstanding Class A, Class B, Class C, Class I and Advisor Class shares of each of the nineteen Ivy funds that are series of the Trust, except that the Officers and Trustees of the Trust as a group owned 3.93%, 1.94%, 1.19%, and 2.09%, respectively, of Ivy Asia Pacific Fund Class A shares, Ivy Global Natural Resources Fund Class A shares, Ivy Money Market Fund Class A shares, and Ivy South America Fund Class A shares, respectively, as of that date.

      PERSONAL INVESTMENTS BY EMPLOYEES OF IMI. Employees of IMI are permitted to make personal securities transactions, subject to the requirements and restrictions set forth in IMI's Code of Ethics and Business Conduct Policy (the "Code of Ethics"). The Code of Ethics is designed to identify and address certain conflicts of interest between personal investment activities and the interests of investment advisory clients such as the Funds. Among other things, the Code of Ethics, which generally complies with standards recommended by the Investment Company Institute's Advisory Group on Personal Investing, prohibits certain types of transactions absent prior approval, applies to portfolio managers, traders, research analysts and others involved in the investment advisory process, and imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and monthly reporting of securities transactions. Exceptions to these and other provisions of the Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

                          INVESTMENT ADVISORY AND OTHER SERVICES

      BUSINESS MANAGEMENT AND INVESTMENT ADVISORY SERVICES

      IMI provides business  management and investment  advisory services to the
Fund pursuant to a Business Management and Investment Advisory Agreement (the "Agreement"). IMI is a wholly owned subsidiary of Mackenzie Investment Management Inc. ("MIMI"). MIMI, a Delaware corporation, has approximately 10% of its outstanding common stock listed for trading on the Toronto Stock Exchange ("TSE"). MIMI is a subsidiary of Mackenzie Financial Corporation ("MFC"), 150 Bloor Street West, Toronto, Ontario, Canada, a public corporation organized under the laws of Ontario whose shares are listed for trading on the TSE. MFC is registered in Ontario as a mutual fund dealer and advises Ivy Global Natural Resources Fund. IMI currently acts as manager and investment adviser to the following additional investment companies registered under the 1940 Act (other than the Funds): Ivy Asia Pacific Fund, Ivy Bond Fund, Ivy China Region Fund, Ivy Developing Nations Fund, Ivy European Opportunities Fund, Ivy Global Fund, Ivy Global Science & Technology Fund, Ivy International Fund, Ivy International Fund II, Ivy International Small Companies Fund, Ivy International Strategic Bond Fund, Ivy Money Market Fund, Ivy Pan-Europe Fund, and Ivy South America Fund. IMI also provides business management services to Ivy Global Natural Resources Fund.

      The Agreement obligates IMI to make investments for the account of each Fund in accordance with its best judgment and within the investment objectives and restrictions set forth in the Prospectus, the 1940 Act and the provisions of the Code relating to regulated investment companies, subject to policy decisions adopted by the Board. IMI also determines the securities to be purchased or sold by each Fund and places orders with brokers or dealers who deal in such securities.

      Under the Agreement, IMI also provides certain business management services. IMI is obligated to (1) coordinate with each Fund's Custodian and monitor the services it provides to each Fund; (2) coordinate with and monitor any other third parties furnishing services to each Fund; (3) provide each Fund with necessary office space, telephones and other communications facilities as are adequate for the Fund's needs; (4) provide the services of individuals competent to perform administrative and clerical functions that are not performed by employees or other agents engaged by each Fund or by IMI acting in some other capacity pursuant to a separate agreement or arrangements with each Fund; (5) maintain or supervise the maintenance by third parties of such books and records of the Trust as may be required by applicable Federal or state law;
(6) authorize and permit IMI's directors, officers and employees who may be elected or appointed as trustees or officers of the Trust to serve in such capacities; and (7) take such other action with respect to the Trust, after approval by the Trust as may be required by applicable law, including without limitation the rules and regulations of the SEC and of state securities commissions and other regulatory agencies.

      Ivy Growth Fund Pays IMI a monthly fee for providing business management and investment advisory services that is equal, on an annual basis, to 0.85% of the first $350 million of the Fund's average net assets reduced to 0.75% on its average net assets in excess of $350 million.

      During the fiscal years ended December 31, 1996, 1997 and 1998, Ivy Growth Fund paid IMI fees of $2,608,378, $2,794,304 and $2,722,314, respectively.
During the same periods, IMI reimbursed Fund expenses in the amount of $12,486, $0 and $0, respectively.

      Ivy Growth with Income Fund pays IMI a monthly fee for providing business management and investment advisory services at an annual rate of .75% of the Fund's average net assets.

      During the fiscal years ended December 31, 1996, 1997 and 1998, Ivy Growth with Income Fund paid IMI fees of $629,322, $624,013 and $702,361, respectively.

      Ivy US Blue Chip Fund pays IMI a monthly fee for providing business management and investment advisory services at an annual rate of 1.00% of the Fund's average net assets.

      During the fiscal year ended December 31, 1998, Ivy US Blue Chip Fund paid IMI fees of $1,687. During the fiscal year ended December 31, 1998, IMI reimbursed Fund expenses in the amount of $11,052.

      Ivy US Emerging Growth Fund pays IMI a monthly fee for providing business management and investment advisory services at an annual rate of .85% of the Fund's average net assets.

      During the fiscal years ended December 31, 1996, 1997 and 1998, Ivy US Emerging Growth Fund paid IMI fees of $657,579, $973,756 and $985,816, respectively.

      Under the Agreement, the Trust pays the following expenses: (1) the fees and expenses of the Trust's Independent Trustees; (2) the salaries and expenses of any of the Trust's officers or employees who are not affiliated with IMI; (3) interest expenses; (4) taxes and governmental fees, including any original issue taxes or transfer taxes applicable to the sale or delivery of shares or certificates therefor; (5) brokerage commissions and other expenses incurred in acquiring or disposing of portfolio securities; (6) the expenses of registering and qualifying shares for sale with the SEC and with various state securities commissions; (7) accounting and legal costs; (8) insurance premiums; (9) fees and expenses of the Trust's Custodian and Transfer Agent and any related services; (10) expenses of obtaining quotations of portfolio securities and of pricing shares; (11) expenses of maintaining the Trust's legal existence and of shareholders' meetings; (12) expenses of preparation and distribution to existing shareholders of periodic reports, proxy materials and prospectuses; and
(13) fees and expenses of membership in industry organizations.

      IMI currently limits the total operating expenses (excluding Rule 12b-1 fees, interest, taxes, brokerage commissions, litigation, class-specific expenses, indemnification expenses, and extraordinary expenses) of Ivy Growth Fund, Ivy Growth with Income Fund and Ivy US Emerging Growth Fund to an annual rate of 1.95% of each Fund's average net assets and of Ivy US Blue Chip Fund to an annual rate of 1.15% of the Fund's average net assets, which may lower each Fund's expenses and increase its yield.

      The Agreement will continue in effect with respect to each Fund from year to year, only so long as the continuance is specifically approved at least annually (i) by the vote of a majority of the Independent Trustees and (ii) either (a) by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of each Fund or (b) by the vote of a majority of the entire Board. If the question of continuance of the Agreement (or adoption of any new agreement) with respect to any Fund is presented to the shareholders, continuance (or adoption) shall be effected only if approved by the affirmative vote of a majority of the outstanding voting securities of that Fund. See "Capitalization and Voting Rights."

      The Agreement may be terminated with respect to each Fund at any time, without payment of any penalty, by the vote of a majority of the Board, or by a vote of a majority of the outstanding voting securities of the Fund, on 60 days' written notice to IMI, or by IMI on 60 days' written notice to the Trust. The Agreement shall terminate automatically in the event of its assignment.

            DISTRIBUTION SERVICES

      IMDI,  a  wholly  owned  subsidiary  of  MIMI,  serves  as  the  exclusive distributor of Ivy Fund's shares pursuant to an Amended and Restated Distribution Agreement with the Trust dated March 16, 1999, as amended from time to time (the "Distribution Agreement"). IMDI distributes shares of each Fund through broker-dealers who are members of the National Association of Securities Dealers, Inc. and who have executed dealer agreements with IMDI. IMDI distributes shares of each Fund on a continuous basis, but reserves the right to suspend or discontinue distribution on that basis. IMDI is not obligated to sell any specific amount of Fund shares.

      Each Fund has authorized IMDI to accept on its behalf purchase and redemption orders. IMDI is also authorized to designate other intermediaries to accept purchase and redemption orders on each Fund's behalf. Each Fund will be deemed to have received a purchase or redemption order when an authorized intermediary or, if applicable, an intermediary's authorized designee, accepts the order. Client orders will be priced at the Fund's Net Asset Value next computed after an authorized intermediary or the intermediary's authorized designee accepts them.

      Pursuant to the Distribution Agreement, IMDI is entitled to deduct a commission on all Class A Fund shares sold equal to the difference, if any, between the public offering price, as set forth in each Fund's then-current prospectus, and the net asset value on which such price is based. Out of that commission, IMDI may reallow to dealers such concessions as IMDI may determine from time to time. In addition, IMDI is entitled to deduct a CDSC on the redemption of Class A shares sold without an initial sales charge and Class B and Class C shares, in accordance with, and in the manner set forth in, the Prospectus.

      Under the Distribution Agreement, each Fund bears, among other expenses, the expenses of registering and qualifying its shares for sale under Federal and state securities laws and preparing and distributing to existing shareholders periodic reports, proxy materials and prospectuses.

      During the fiscal year ended December 31, 1998, IMDI received from sales of Class A shares of Ivy Growth Fund $71,547 in sales commissions, of which $10,859 was retained after dealer allowance. During the fiscal year ended December 31, 1998, IMDI received $25,515 in CDSCs on redemptions of Class B shares of Ivy Growth Fund. During the fiscal year ended December 31, 1998, IMDI received $17 in CDSCs on redemption of Class C shares of Ivy Growth Fund.

      During the fiscal year ended December 31, 1998, IMDI received from sales of Class A shares of Ivy Growth with Income Fund $49,641 in sales commissions, of which $7,545 was retained after dealer allowances. During the fiscal year ended December 31, 1998, IMDI received $72,972 in CDSCs on redemptions of Class B shares of Ivy Growth with Income Fund. During the fiscal year ended December 31, 1998, IMDI received $1,527 in CDSCs on redemptions of Class C shares of Ivy Growth with Income Fund.

      During the fiscal year ended December 31, 1998, IMDI received from sales of Class A shares of Ivy US Blue Chip Fund $12,738 in sales commissions, of which $1,940 was retained after dealer allowances. During the fiscal year ended December 31, 1998, IMDI received $0 in CDSCs on redemptions of Class B shares of Ivy US Blue Chip Fund. During the fiscal year ended December 31, 1998, IMDI received $0 in CDSCs on redemptions of Class C shares of Ivy US Blue Chip Fund.

      During the fiscal year ended December 31, 1998, IMDI received from sales of Class A shares of Ivy US Emerging Growth Fund $102,664 in sales commissions, of which $14,318 was retained after dealer allowances. During the fiscal year ended December 31, 1998, IMDI received $185,059 in CDSCs on redemptions of Class B shares of Ivy US Emerging Growth Fund. During the fiscal year ended December 31, 1998, IMDI received $2,481 in CDSCs on redemptions of Class C shares of Ivy US Emerging Growth Fund.

      The Distribution Agreement will continue in effect for successive one-year periods, provided that such continuance is specifically approved at least annually by the vote of a majority of the Independent Trustees, cast in person at a meeting called for that purpose and by the vote of either a majority of the entire Board or a majority of the outstanding voting securities of each Fund. The Distribution Agreement may be terminated with respect to any Fund at any time, without payment of any penalty, by IMDI on 60 days' written notice to the Fund or by the Fund by vote of either a majority of the outstanding voting securities of the Fund or a majority of the Independent Trustees on 60 days' written notice to IMDI. The Distribution Agreement shall terminate automatically in the event of its assignment.

      RULE 18F-3 PLAN. On February 23, 1995, the SEC adopted Rule 18f-3 under the 1940 Act, which permits a registered open-end investment company to issue multiple classes of shares in accordance with a written plan approved by the investment company's board of directors/trustees and filed with the SEC. The Board has adopted a Rule 18f-3 plan on behalf of each Fund. The key features of the Rule 18f-3 plan are as follows: (i) shares of each class of each Fund represent an equal pro rata interest in the Fund and generally have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications, terms and conditions, except that each class bears certain class-specific expenses and has separate voting rights on certain matters that relate solely to that class or in which the interests of shareholders of one class differ from the interests of shareholders of another class; (ii) subject to certain limitations described in the Prospectus, shares of a particular class of each Fund may be exchanged for shares of the same class of another Ivy fund; and (iii) each Fund's Class B shares will convert automatically into Class A shares of that Fund after a period of eight years, based on the relative net asset value of such shares at the time of conversion.

      RULE 12B-1 DISTRIBUTION PLANS. The Trust has adopted on behalf of each Fund, in accordance with Rule 12b-1 under the 1940 Act, separate Rule 12b-1 distribution plans pertaining to each Fund's Class A, Class B and Class C shares (each, a "Plan"). In adopting each Plan, a majority of the Independent Trustees have concluded in accordance with the requirements of Rule 12b-1 that there is a reasonable likelihood that each Plan will benefit each Fund and its shareholders. The Trustees of the Trust believe that the Plans should result in greater sales and/or fewer redemptions of each Fund's shares, although it is impossible to know for certain the level of sales and redemptions of the Fund's shares in the absence of a Plan or under an alternative distribution arrangement.

      Under each Plan, each Fund pays IMDI a service fee, accrued daily and paid monthly, at the annual rate of up to 0.25% of the average daily net assets attributable to its Class A, Class B or Class C shares, as the case may be. This fee is a reimbursement to IMDI for service fees paid by IMDI. The services for which service fees may be paid include, among other things, advising clients or customers regarding the purchase, sale or retention of shares of each Fund, answering routine inquiries concerning the Fund and assisting shareholders in changing options or enrolling in specific plans. Pursuant to each Plan, service fee payments made out of or charged against the assets attributable to a Fund's Class A, Class B or Class C shares must be in reimbursement for services rendered for or on behalf of the affected class. The expenses not reimbursed in any one month may be reimbursed in a subsequent month. The Class A Plan does not provide for the payment of interest or carrying charges as distribution expenses.

      Under each Fund's Class B and Class C Plans, each Fund also pays IMDI a distribution fee, accrued daily and paid monthly, at the annual rate of 0.75% of the average daily net assets attributable to its Class B or Class C shares. This fee is paid to IMDI as compensation and is not dependent on IMDI's expenses incurred. IMDI may reallow to dealers all or a portion of the service and distribution fees as IMDI may determine from time to time. The distribution fee compensates IMDI for expenses incurred in connection with activities primarily intended to result in the sale of each Fund's Class B or Class C shares, including the printing of prospectuses and reports for persons other than existing shareholders and the preparation, printing and distribution of sales literature and advertising materials. Pursuant to each Class B and Class C Plan, IMDI may include interest, carrying or other finance charges in its calculation of distribution expenses, if not prohibited from doing so pursuant to an order of or a regulation adopted by the SEC.

      Among other things, each Plan provides that (1) IMDI will submit to the Board at least quarterly, and the Trustees will review, written reports regarding all amounts expended under the Plan and the purposes for which such expenditures were made; (2) each Plan will continue in effect only so long as such continuance is approved at least annually, and any material amendment thereto is approved, by the votes of a majority of the Board, including the Independent Trustees, cast in person at a meeting called for that purpose; (3) payments by any Fund under each Plan shall not be materially increased without the affirmative vote of the holders of a majority of the outstanding shares of the relevant class; and (4) while each Plan is in effect, the selection and nomination of Independent Trustees shall be committed to the discretion of the Trustees who are not "interested persons" of the Trust.

      IMDI may make payments for distribution assistance and for administrative and accounting services from resources that may include the management fees paid by each Fund. IMDI also may make payments (such as the service fee payments described above) to unaffiliated broker-dealers for services rendered in the distribution of a Fund's shares. To qualify for such payments, shares may be subject to a minimum holding period. However, no such payments will be made to any dealer or broker if at the end of each year the amount of shares held does not exceed a minimum amount. The minimum holding period and minimum level of holdings will be determined from time to time by IMDI.

      A report of the amount expended pursuant to each Plan, and the purposes for which such expenditures were incurred, must be made to the Board for its review at least quarterly.

       The Class B Plan and underwriting agreement were amended effective March 16, 1999 to permit IMDI to sell its right to receive distribution fees under the Class B Plan and CDSCs to third parties. IMDI enters into such transactions to finance the payment of commissions to brokers at the time of sale and other distribution-related expenses. In connection with such amendments, the Trust has agreed that the distribution fee will not be terminated or modified (including a modification by change in the rules relating to the conversion of Class B shares into shares of another class) for any reason (including a termination of the underwriting agreement) except:

(i) to the extent required by a change in the 1940 Act, the rules or regulations under the 1940 Act, or the Conduct Rules of the NASD, in each case enacted, issued, or promulgated after March 16, 1999;

(ii) on a basis which does not alter the amount of the distribution payments to IMDI computed with reference to Class B shares the date of original issuance of which occurred on or before December 31, 1998;

(iii)     in connection  with a Complete  Termination (as defined in the Class B
          Plan); or

(iv) on a basis determined by the Board of Trustees acting in good faith so long as (a) neither the Trust nor any successor trust or fund or any trust or fund acquiring a substantial portion of the assets of the Trust (collectively, the "Affected Funds") nor the sponsors of the Affected Funds pay, directly or indirectly, as a fee, a trailer fee, or by way of reimbursement, any fee, however denominated, to any person for personal services, account maintenance services or other shareholder services rendered to the holder of Class B shares of the Affected Funds from and after the effective date of such modification or termination, and (b) the termination or modification of the distribution fee applies with equal effect to all outstanding Class B shares from time to time of all Affected Funds regardless of the date of issuance thereof.

      In the amendments to the underwriting agreement, the Trust has also agreed that it will not take any action to waive or change any CDSC in respect of any Class B share the date of original issuance of which occurred on or before December 31, 1998, except as provided in the Trust's prospectus or statement of additional information, without the consent of IMDI and its transferees.

      During the fiscal year ended December 31, 1998, Ivy Growth Fund paid IMDI $176,268 pursuant to it Class A plan. During the fiscal year ended December 31, 1998, Ivy Growth Fund paid IMDI $47,478 pursuant to its Class B plan. During the fiscal year ended December 31, 1998, Ivy Growth Fund paid IMDI $1,880 pursuant to its Class C plan.

      During the fiscal year ended December 31, 1998, IMDI expended the following amounts in marketing Class A shares of Ivy Growth Fund: advertising $28,196; printing and mailing of prospectuses to persons other than current shareholders, $53,162; compensation to dealers $149,916; compensation to sales personnel $891,327; seminars and meetings $37,479; travel and entertainment,$71,060; general and administrative, $510,305; telephone, $25,922; and occupancy and equipment rental, $75,038.

      During the fiscal year ended December 31, 1998, IMDI expended the following amounts in marketing Class B shares of Ivy Growth Fund: advertising $426; printing and mailing of prospectuses to persons other than current shareholders, $793; compensation to dealers $27,491; compensation to sales personnel $13,520; seminars and meetings $6,873; travel, and entertainment, $1,080; general and administrative, $7,742; telephone, $393; and occupancy and equipment rental, $1,134.

      During the fiscal year ended December 31, 1998, IMDI expended the following amounts in marketing Class C shares of Ivy Growth Fund: advertising $16; printing and mailing of prospectuses to persons other than current shareholders, $32; compensation to dealers $0; compensation to sales personnel $187; seminars and meetings $0; travel and entertainment, $15; general and administrative, $107; telephone, $6; and occupancy and equipment rental, $16.

      During the fiscal year ended  December  31,  1998,  Ivy Growth with Income
Fund paid IMDI $139,711 pursuant to its Class A plan. During the fiscal year ended December 31, 1998, Ivy Growth with Income Fund paid IMDI $224,258 pursuant to its Class B plan. During the fiscal year ended December 31, 1998, Ivy Growth with Income Fund paid IMDI $29,800 pursuant to its Class C plan.

      During the fiscal year ended December 31, 1998, IMDI expended the following amounts in marketing Class A shares of Ivy Growth with Income Fund: advertising $6,094; printing and mailing of prospectuses to persons other than current shareholders, $13,170 compensation to dealers $32,346; compensation to sales personnel, $192,402; seminars and meetings, $8,087; travel and entertainment, $15,341; general and administrative, $110,099; telephone, $5,589 and occupancy and equipment rental, $16,163.

      During the fiscal year ended December 31, 1998, IMDI expended the following amounts in marketing Class B shares of Ivy Growth with Income Fund: advertising, $2,020; printing and mailing of prospectuses to persons other than current shareholders, $4,302; compensation to dealers, $142,522; compensation to sales personnel, $63,776; seminars and meetings, $35,630; travel and entertainment, $5,093; general and administrative, $36,441; telephone, $1,845; and occupancy and equipment rental $5,307.

      During the fiscal year ended December 31, 1998, IMDI expended the following amounts in marketing Class C shares of Ivy Growth with Income Fund: advertising, $265; printing and mailing of prospectuses to persons other than current shareholders, $549; compensation to dealers, $77,858; compensation to sales personnel, $7,814; seminars and meetings, $1,965; travel and entertainment, $616; general administrative, $4,396; telephone, $220; and occupancy and equipment rental, $632.

      During the fiscal year ended December 31, 1998, Ivy US Blue Chip Fund paid IMDI $168 pursuant to its Class A plan. During the fiscal year ended December 31, 1998, Ivy US Blue Chip Fund paid IMDI $654 pursuant to its Class B plan. During the fiscal year ended December 31, 1998, Ivy US Blue Chip Fund paid IMDI $88 pursuant to its Class C plan.

      During the fiscal year ended December 31, 1998, IMDI expended the following amounts in marketing Class A shares of Ivy US Blue Chip Fund: advertising $51; printing and mailing of prospectuses to persons other than current shareholders, $16,058; compensation to dealers, $216; compensation to sales personnel $1,749; seminars and meetings, $54; travel and entertainment, $142; general and administrative, $1,010; telephone, $52; and occupancy and equipment rental, $143.

      During the fiscal year ended December 31, 1998, IMDI expended the following amounts in marketing Class B shares of Ivy US Blue Chip Fund:
advertising, $60; printing and mailing of prospectuses to persons other than current shareholders, $18,816; compensation to dealers, $4,697; compensation to sales personnel, $2,049; seminars and meetings, $1,174; travel and entertainment, $168; general and administrative, $1,183; telephone, $60; and occupancy and equipment rental $168.

      During the fiscal year ended December 31, 1998, IMDI expended the following amounts in marketing Class C shares of Ivy US Blue Chip Fund: advertising, $7; printing and mailing of prospectuses to persons other than current shareholders, $2,319; compensation to dealers, $269; compensation to sales personnel, $252; seminars and meetings, $68; travel and entertainment, $21; general administrative, $145; telephone, $7; and occupancy and equipment rental, $21.

      During the fiscal year ended December 31, 1998, Ivy US Emerging Growth Fund paid IMDI $146,886 pursuant to its Class A plan. During the fiscal year ended December 31, 1998, Ivy US Emerging Growth Fund paid IMDI $460,204 pursuant to its Class B plan. During the fiscal year ended December 31, 1998, Ivy US Emerging Growth Fund paid IMDI $92,289 pursuant to its Class C plan.

      During the fiscal year ended December 31, 1998, IMDI expended the following amounts in marketing Class A shares of Ivy US Emerging Growth Fund: advertising $5,379; printing and mailing of prospectuses to persons other than current shareholders, $26,210; compensation to dealers, $28,682; compensation to sales personnel $169,532; seminars and meetings, $7,171; travel and entertainment, $13,500; general and administrative, $97,045; telephone, $4,930; and occupancy and equipment rental, $14,300.

      During the fiscal year ended December 31, 1998, IMDI expended the following amounts in marketing Class B shares of Ivy US Emerging Growth Fund: advertising, $4,253; printing and mailing of prospectuses to persons other than current shareholders, $20,900; compensation to dealers, $295,137; compensation to sales personnel, $134,449; seminars and meetings, $73,784; travel and entertainment, $10,726; general and administrative, $76,937; telephone, $3,904; and occupancy and equipment rental $11,281.

      During the fiscal year ended December 31, 1998, IMDI expended the following amounts in marketing Class C shares of Ivy US Emerging Growth Fund: advertising, $836; printing and mailing of prospectuses to persons other than current shareholders, $4,087; compensation to dealers, $35,132; compensation to sales personnel, $26,384; seminars and meetings, $8,784; travel and entertainment, $2,104; general administrative, $15,090; telephone, $766; and occupancy and equipment rental, $2,213.

      Each Plan may be amended at any time with respect to the class of shares of the Fund to which the Plan relates by vote of the Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose of considering such amendment. Each Plan may be terminated at any time with respect to the class of shares of the Fund to which the Plan relates, without payment of any penalty, by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities of that class.

      If the Distribution Agreement or the Distribution Plans are terminated (or not renewed) with respect to any of the Ivy funds (or class of shares thereof), each may continue in effect with respect to any other fund (or Class of shares thereof) as to which they have not been terminated (or have been renewed).

            CUSTODIAN

      Pursuant to a Custodian Agreement with the Trust, Brown Brothers Harriman & Co. (the "Custodian"), a private bank and member of the principal securities exchanges, located at 40 Water Street, Boston, Massachusetts 02109 (the "Custodian"), maintains custody of the assets of each Fund held in the United States. Rules adopted under the 1940 Act permit the Trust to maintain its foreign securities and cash in the custody of certain eligible foreign banks and securities depositories. Pursuant to those rules, the Custodian has entered into subcustodial agreements for the holding of each Fund's foreign securities. With respect to each Fund, the Custodian may receive, as partial payment for its services to the Fund, a portion of the Trust's brokerage business, subject to its ability to provide best price and execution.

            FUND ACCOUNTING SERVICES

      Pursuant to a Fund Accounting Services Agreement, MIMI provides certain accounting and pricing services for each Fund. As compensation for those services, each Fund pays MIMI a monthly fee plus out-of-pocket expenses as incurred. The monthly fee is based upon the net assets of each Fund at the preceding month end at the following rates: $1,250 when net assets are $10 million and under; $2,500 when net assets are over $10 million to $40 million; $5,000 when net assets are over $40 million to $75 million; and $6,500 when net assets are over $75 million.

      During the fiscal year ended December 31, 1998, Ivy Growth Fund paid MIMI $106,712 under the agreement.

      During the fiscal year ended December 31, 1998, Ivy Growth with Income Fund paid MIMI $94,539 under the agreement.

      During the fiscal year ended December 31, 1998, Ivy US Blue Chip Fund paid MIMI $1,654 under the agreement.

      During the fiscal year ended December 31, 1998, Ivy US Emerging Growth Fund paid MIMI $98,957 under the agreement.

            TRANSFER AGENT AND DIVIDEND PAYING AGENT

      Pursuant to a Transfer Agency and Shareholder Service Agreement, Ivy Mackenzie Services Corp. ("IMSC"), a wholly owned subsidiary of MIMI, is the transfer agent for each Fund. Under the Agreement, each Fund pays a monthly fee at an annual rate of $20.00 for each open Class A, Class B, Class C and Advisor Class account. In addition, each Fund pays a monthly fee at an annual rate of $4.58 per account that is closed plus certain out-of-pocket expenses. Ivy US Blue Chip Fund pays a monthly fee at an annual rate of $10.25 per open Class I account. Such fees and expenses for the fiscal year ended December 31, 1998 for Ivy Growth Fund totaled $755,710. Such fees and expenses for the fiscal year ended December 31, 1998 for Ivy Growth with Income Fund totaled $235,695. Such fees and expenses for the fiscal year ended December 31, 1998 for Ivy US Blue Chip Fund totaled $184. Such fees and expenses for the fiscal year ended December 31, 1998 for Ivy US Emerging Growth Fund totaled $314,453. Certain broker-dealers that maintain shareholder accounts with each Fund through an omnibus account provide transfer agent and other shareholder-related services that would otherwise be provided by IMSC if the individual accounts that comprise the omnibus account were opened by their beneficial owners directly. IMSC pays such broker-dealers a per account fee for each open account within the omnibus account, or a fixed rate (e.g., 0.10%) fee, based on the average daily net asset value of the omnibus account (or a combination thereof).

            ADMINISTRATOR

      Pursuant to an Administrative Services Agreement, MIMI provides certain administrative services to each Fund. As compensation for these services, each Fund pays MIMI a monthly fee at the annual rate of 0.10% of the Fund's average daily net assets with respect to Class A, Class B, Class C and Advisor Class shares. Ivy US Blue Chip fund pays MIMI a monthly fee at the annual rate of 0.01% of its average daily net assets for Class I. Such fees for the fiscal year ended December 31, 1998 for Ivy Growth Fund totaled $320,272. Such fees for the fiscal year ended December 31, 1998 for Ivy Growth with Income Fund totaled $93,648. Such fees for the fiscal year ended December 31, 1998 for Ivy US Blue Chip Fund totaled $225. Such fees for the fiscal year ended December 31, 1998 for Ivy US Emerging Growth Fund totaled $115,978.

      Outside of providing administrative services to the Trust, as described above, MIMI may also act on behalf of IMDI in paying commissions to broker-dealers with respect to sales of Class B and Class C shares of each Fund.

            AUDITORS

      PricewaterhouseCoopers LLP, independent public accountants, has been selected as auditors for the Trust. The audit services performed by PricewaterhouseCoopers LLP include audits of the annual financial statements of each of the funds of the Trust. Other services provided principally relate to filings with the SEC and the preparation of the funds' tax returns.

                                   BROKERAGE ALLOCATION

      Subject to the overall supervision of the President and the Board, IMI places orders for the purchase and sale of each Fund's portfolio securities. All portfolio transactions are effected at the best price and execution obtainable. Purchases and sales of debt securities are usually principal transactions and therefore, brokerage commissions are usually not required to be paid by any Fund for such purchases and sales (although the price paid generally includes undisclosed compensation to the dealer). The prices paid to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter, and purchases of after-market securities from dealers normally reflect the spread between the bid and asked prices. In connection with OTC transactions, IMI attempts to deal directly with the principal market makers, except in those circumstances where IMI believes that a better price and execution are available elsewhere.

      IMI selects broker-dealers to execute transactions and evaluates the reasonableness of commissions on the basis of quality, quantity, and the nature of the firms' professional services. Commissions to be charged and the rendering of investment services, including statistical, research, and counseling services by brokerage firms, are factors to be considered in the placing of brokerage business. The types of research services provided by brokers may include general economic and industry data, and information on securities of specific companies. Research services furnished by brokers through whom the Trust effects securities transactions may be used by IMI in servicing all of its accounts. In addition, not all of these services may be used by IMI in connection with the services it provides to the Funds or the Trust. IMI may consider sales of shares of Ivy funds as a factor in the selection of broker-dealers and may select broker-dealers who provide it with research services. IMI will not, however, execute brokerage transactions other than at the best price and execution.

      During the fiscal years ended December 31, 1996, 1997 and 1998, Ivy Growth
Fund  paid   brokerage   commissions   of  $883,583,   $683,881  and   $907,345,
respectively.

      During the fiscal years ended December 31, 1996, 1997 and 1998, Ivy Growth with Income Fund paid brokerage commissions of $293,827, $155,283 and $378,887, respectively.

      During the fiscal year ended December 31, 1998, Ivy US Blue Chip Fund paid brokerage commissions of $1,806.

      During the fiscal years ended December 31, 1996, 1997 and 1998, Ivy US Emerging Growth Fund paid brokerage commissions of $426,676, $583,738 and $658,613, respectively.

      Each Fund may, under some circumstances, accept securities in lieu of cash as payment for Fund shares. Each Fund will accept securities only to increase its holdings in a portfolio security or to take a new portfolio position in a security that IMI deems to be a desirable investment for that Fund. While no minimum has been established, it is expected that each Fund will not accept securities having an aggregate value of less than $1 million. The Trust may reject in whole or in part any or all offers to pay for Fund shares with securities and may discontinue accepting securities as payment for Fund shares at any time without notice. The Trust will value accepted securities in the manner and at the same time provided for valuing portfolio securities of each Fund, and each Fund's shares will be sold for net asset value determined at the same time the accepted securities are valued. The Trust will only accept securities delivered in proper form and will not accept securities subject to legal restrictions on transfer. The acceptance of securities by the Trust must comply with the applicable laws of certain states.

                             CAPITALIZATION AND VOTING RIGHTS

      The capitalization of the Trust consists of an unlimited number of shares of beneficial interest (no par value per share). When issued, shares of each class of each Fund are fully paid, non-assessable, redeemable and fully transferable. No class of shares of any Fund has preemptive rights or subscription rights.

      The Amended and Restated Declaration of Trust permits the Trustees to create separate series or portfolios and to divide any series or portfolio into one or more classes. The Trustees have authorized nineteen series, each of which represents a fund. The Trustees have further authorized the issuance of Class A, Class B, and Class C shares for Ivy International Fund and Ivy Money Market Fund and Class A, Class B, Class C and Advisor Class shares for the Funds, Ivy Asia Pacific Fund, Ivy Bond Fund, Ivy China Region Fund, Ivy Developing Nations Fund, Ivy European Opportunities Fund, Ivy Global Fund, Ivy Global Natural Resources Fund, Ivy Global Science & Technology Fund, Ivy International Fund II, Ivy International Small Companies Fund, Ivy International Strategic Bond Fund, Ivy Pan-Europe Fund, and Ivy South America Fund, as well as Class I shares for Ivy Bond Fund, Ivy European Opportunities Fund, Ivy Global Science & Technology Fund, Ivy International Fund, Ivy International Fund II, Ivy International Small Companies Fund, Ivy International Strategic Bond Fund and Ivy US Blue Chip Fund.

      Shareholders have the right to vote for the election of Trustees of the Trust and on any and all matters on which they may be entitled to vote by law or by the provisions of the Trust's By-Laws. The Trust is not required to hold a regular annual meeting of shareholders, and it does not intend to do so. Shares of each class of each Fund entitle their holders to one vote per share (with proportionate voting for fractional shares). Shareholders of each Fund are entitled to vote alone on matters that only affect that Fund. All classes of shares of each Fund will vote together, except with respect to the distribution plan applicable to the Fund's Class A, Class B or Class C shares or when a class vote is required by the 1940 Act. On matters relating to all funds of the Trust, but affecting the funds differently, separate votes by the shareholders of each fund are required. Approval of an investment advisory agreement and a change in fundamental policies would be regarded as matters requiring separate voting by the shareholders of each fund of the Trust. If the Trustees determine that a matter does not affect the interests of a Fund, then the shareholders of that Fund will not be entitled to vote on that matter. Matters that affect the Trust in general, such as ratification of the selection of independent public accountants, will be voted upon collectively by the shareholders of all funds of the Trust.

      As used in this SAI and the Prospectus, the phrase "majority vote of the outstanding shares" of a Fund means the vote of the lesser of: (1) 67% of the shares of that Fund (or of the Trust) present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or
(2) more than 50% of the outstanding shares of that Fund (or of the Trust).

      With respect to the submission to shareholder vote of a matter requiring separate voting by a Fund, the matter shall have been effectively acted upon with respect to that Fund if a majority of the outstanding voting securities of the Fund votes for the approval of the matter, notwithstanding that: (1) the matter has not been approved by a majority of the outstanding voting securities of any other fund of the Trust; or (2) the matter has not been approved by a majority of the outstanding voting securities of the Trust.

      The Amended and Restated Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove a person serving as trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust. Shareholders will be assisted in communicating with other shareholders in connection with the removal of a Trustee as if Section 26(c) of the Act were applicable.

      The Trust's shares do not have cumulative voting rights and accordingly the holders of more than 50% of the outstanding shares could elect the entire Board, in which case the holders of the remaining shares would not be able to elect any Trustees.

      Under Massachusetts law, the Trust's shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Amended and Restated Declaration of Trust disclaims liability of the shareholders, Trustees or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust, and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by the Trust or its Trustees. The Amended and Restated Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder of any Fund held personally liable for the obligations of that Fund. The risk of a shareholder of the Trust incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations and, thus, should be considered remote. No series of the Trust is liable for the obligations of any other series of the Trust.

                              SPECIAL RIGHTS AND PRIVILEGES

      The Trust offers, and (except as noted below) bears the cost of providing, to investors the following rights and privileges. The Trust reserves the right to amend or terminate any one or more of these rights and privileges. Notice of amendments to or terminations of rights and privileges will be provided to shareholders in accordance with applicable law.

      Certain of the rights and privileges described below refer to funds, other than the Funds, whose shares are also distributed by IMDI. These funds are: Ivy Asia Pacific Fund, Ivy Bond Fund, Ivy China Region Fund, Ivy Developing Nations Fund, Ivy European Opportunities Fund, Ivy Global Fund, Ivy Global Natural Resources Fund, Ivy Global Science & Technology Fund, Ivy International Fund, Ivy International Fund II, Ivy International Small Companies Fund, Ivy International Strategic Bond Fund, Ivy Money Market Fund, Ivy Pan-Europe Fund, and Ivy South America Fund, (the other fifteen series of the Trust). (Effective April 18, 1997, Ivy International Fund suspended the offer of its shares to new investors). Shareholders should obtain a current prospectus before exercising any right or privilege that may relate to these funds.

            AUTOMATIC INVESTMENT METHOD

      The Automatic Investment Method, which enables a Fund shareholder to have specified amounts automatically drawn each month from his or her bank for investment in Fund shares, is available for all classes of shares. The minimum initial and subsequent investment under this method is $50 per month (except in the case of a tax qualified retirement plan for which the minimum initial and subsequent investment is $25 per month). A shareholder may terminate the Automatic Investment Method at any time upon delivery to IMSC of telephone instructions or written notice. See "Automatic Investment Method" in the Prospectus. To begin the plan, complete Sections 6A and 7B of the Account Application.

            EXCHANGE OF SHARES

      As described in the Prospectus, shareholders of each Fund have an exchange privilege with other Ivy funds (except Ivy International Fund unless they have an existing Ivy International Fund account). Before effecting an exchange, shareholders of a Fund should obtain and read the currently effective prospectus for the Ivy fund into which the exchange is to be made.

      INITIAL SALES CHARGE SHARES. Class A shareholders may exchange their Class A shares ("outstanding Class A shares") for Class A shares of another Ivy fund ("new Class A Shares") on the basis of the relative net asset value per Class A share, plus an amount equal to the difference, if any, between the sales charge previously paid on the outstanding Class A shares and the sales charge payable at the time of the exchange on the new Class A shares. (The additional sales charge will be waived for Class A shares that have been invested for a period of 12 months or longer.) Class A shareholders may also exchange their shares for shares of Ivy Money Market Fund (no initial sales charge will be assessed at the time of such an exchange).

      Each Fund may, from time to time, waive the initial sales charge on its Class A shares sold to clients of The Legend Group and United Planners Financial Services of America, Inc. This privilege will apply only to Class A Shares of a Fund that are purchased using all or a portion of the proceeds obtained by such clients through redemptions of shares of a mutual fund (other than one of the Funds) on which a sales charge was paid (the "NAV transfer privilege"). Purchases eligible for the NAV transfer privilege must be made within 60 days of redemption from the other fund, and the Class A shares purchased are subject to a 1.00% CDSC on shares redeemed within the first year after purchase. The NAV transfer privilege also applies to Fund shares purchased directly by clients of such dealers as long as their accounts are linked to the dealer's master account. The normal service fee, as described in the "Initial Sales Charge Alternative - Class A Shares" section of the Prospectus, will be paid to those dealers in connection with these purchases. IMDI may from time to time pay a special cash incentive to The Legend Group or United Planners Financial Services of America, Inc. in connection with sales of shares of a Fund by its registered representatives under the NAV transfer privilege. Additional information on sales charge reductions or waivers may be obtained from IMDI at the address listed on the cover of this Statement of Additional Information.

      On August 19, 1999, Ivy US Emerging Growth Fund and Hudson Capital Appreciation Fund ("Hudson Capital") entered into an Agreement and Plan of Reorganization (the "Plan") pursuant to which all or substantially all of the assets of Hudson Capital would be acquired by Ivy US Emerging Growth Fund in exchange solely for Class A and Class B voting shares of beneficial interest of Ivy US Emerging Growth Fund (the "Reorganization"). In connection with the Reorganization, the parties agreed that no sales charge would be imposed in connection with the issuance of Ivy US Emerging Growth Fund shares to shareholders of Hudson Capital pursuant to the Plan. In addition, the parties agreed that former Class N shareholders of Hudson Capital would be exempt from the initial sales charge on additional purchases of Class A shares of Ivy US Emerging Growth Fund.

CONTINGENT DEFERRED SALES CHARGE SHARES

      CLASS A: Class A shareholders may exchange their Class A shares that are subject to a contingent deferred sales charge ("CDSC"), as described in the Prospectus ("outstanding Class A shares"), for Class A shares of another Ivy fund ("new Class A shares") on the basis of the relative net asset value per Class A share, without the payment of any CDSC that would otherwise be due upon the redemption of the outstanding Class A shares. Class A shareholders of any Fund exercising the exchange privilege will continue to be subject to that Fund's CDSC period following an exchange if such period is longer than the CDSC period, if any, applicable to the new Class A shares.

      For purposes of computing the CDSC that may be payable upon the redemption of the new Class A shares, the holding period of the outstanding Class A shares is "tacked" onto the holding period of the new Class A shares.

      CLASS  B:  Class  B  shareholders   may  exchange  their  Class  B  shares
("outstanding Class B shares") for Class B shares of another Ivy fund ("new Class B shares") on the basis of the relative net asset value per Class B share, without the payment of any CDSC that would otherwise be due upon the redemption of the outstanding Class B shares. Class B shareholders of any Fund exercising the exchange privilege will continue to be subject to that Fund's CDSC schedule (or period) following an exchange if such schedule is higher (or such period is longer) than the CDSC schedule (or period) applicable to the new Class B shares.

      Class B shares of any Fund acquired through an exchange of Class B shares of another Ivy fund will be subject to that Fund's CDSC schedule (or period) if such schedule is higher (or such period is longer) than the CDSC schedule (or period) applicable to the Ivy fund from which the exchange was made.

      For purposes of both the conversion feature and computing the CDSC that may be payable upon the redemption of the new Class B shares (prior to conversion), the holding period of the outstanding Class B shares is "tacked" onto the holding period of the new Class B shares.

      The following CDSC table applies to Class B shares of Ivy Asia Pacific Fund, Ivy Bond Fund, Ivy China Region Fund, Ivy Developing Nations Fund, Ivy European Opportunities Fund, Ivy Global Fund, Ivy Global Natural Resources Fund, Ivy Global Science & Technology Fund, Ivy Growth Fund, Ivy Growth with Income Fund, Ivy International Fund, Ivy International Fund II, Ivy International Small Companies Fund, Ivy International Strategic Bond Fund, Ivy Pan-Europe Fund, Ivy South America Fund, Ivy US Blue Chip Fund, and Ivy US Emerging Growth Fund.



                                            CONTINGENT DEFERRED SALES CHARGE AS
                                            A PERCENTAGE OF DOLLAR AMOUNT
YEAR SINCE PURCHASE                         SUBJECT TO CHARGE
First                                                     5%
Second                                                    4%
Third                                                     3%
Fourth                                                    3%
Fifth                                                     2%
Sixth                                                     1%
Seventh and thereafter                                    0%

      CLASS  C:  Class  C  shareholders   may  exchange  their  Class  C  shares
("outstanding Class C shares") for Class C shares of another Ivy fund ("new Class C shares") on the basis of the relative net asset value per Class C share, without the payment of any CDSC that would otherwise be due upon redemption. (Class C shares are subject to a CDSC of 1.00% if redeemed within one year of the date of purchase.)

      CLASS I: Subject to the restrictions set forth in the following paragraph, Class I shareholders may exchange their outstanding Class I shares for Class I shares of another Ivy fund on the basis of the relative net asset value per share.

      ALL CLASSES: The minimum value of shares which may be exchanged into an Ivy fund in which shares are not already held is $1,000. No exchange out of any Fund (other than by a complete exchange of all Fund shares) may be made if it would reduce the shareholder's interest in that Fund to less than $1,000.

      Each exchange will be made on the basis of the relative net asset value per share of the Ivy funds involved in the exchange next computed following receipt by IMSC of telephone instructions by IMSC or a properly executed request. Exchanges, whether written or telephonic, must be received by IMSC by the close of regular trading on the Exchange (normally 4:00 p.m., eastern time) to receive the price computed on the day of receipt. Exchange requests received after that time will receive the price next determined following receipt of the request. The exchange privilege may be modified or terminated at any time, upon at least 60 days' notice to the extent required by applicable law. See "Redemptions."

      An exchange of shares between any of the Ivy funds will result in a taxable gain or loss. Generally, this will be a capital gain or loss (long-term or short-term, depending on the holding period of the shares) in the amount of the difference between the net asset value of the shares surrendered and the shareholder's tax basis for those shares. However, in certain circumstances, shareholders will be ineligible to take sales charges into account in computing taxable gain or loss on an exchange. See "Taxation."

      With limited exceptions, gain realized by a tax-deferred retirement plan will not be taxable to the plan and will not be taxed to the participant until distribution. Each investor should consult his or her tax adviser regarding the tax consequences of an exchange transaction.

            LETTER OF INTENT

      Reduced sales charges apply to initial investments in Class A shares of each Fund made pursuant to a non-binding Letter of Intent. A Letter of Intent may be submitted by an individual, his or her spouse and children under the age of 21, or a trustee or other fiduciary of a single trust estate or single fiduciary account. See the Account Application in the Prospectus. Any investor may submit a Letter of Intent stating that he or she will invest, over a period of 13 months, at least $50,000 in Class A shares of any Fund. A Letter of Intent may be submitted at the time of an initial purchase of Class A shares of a Fund or within 90 days of the initial purchase, in which case the Letter of Intent will be back dated. A shareholder may include, as an accumulation credit, the value (at the applicable offering price) of all Class A shares of Ivy Asia Pacific Fund, Ivy Bond Fund, Ivy China Region Fund, Ivy Developing Nations Fund, Ivy European Opportunities Fund, Ivy Global Fund, Ivy Global Natural Resources Fund, Ivy Global Science & Technology Fund, Ivy Growth Fund, Ivy Growth with Income Fund, Ivy International Fund, Ivy International Fund II, Ivy International Small Companies Fund, Ivy International Strategic Bond Fund, Ivy Pan-Europe Fund, Ivy South America Fund, Ivy US Blue Chip Fund and Ivy US Emerging Growth Fund (and shares that have been exchanged into Ivy Money Market Fund from any of the other funds in the Ivy funds) held of record by him or her as of the date of his or her Letter of Intent. During the term of the Letter of Intent, the Transfer Agent will hold Class A shares representing 5% of the indicated amount (less any accumulation credit value) in escrow. The escrowed Class A shares will be released when the full indicated amount has been purchased. If the full indicated amount is not purchased during the term of the Letter of Intent, the investor is required to pay IMDI an amount equal to the difference between the dollar amount of sales charge that he or she has paid and that which he or she would have paid on his or her aggregate purchases if the total of such purchases had been made at a single time. Such payment will be made by an automatic liquidation of Class A shares in the escrow account. A Letter of Intent does not obligate the investor to buy or the Trust to sell the indicated amount of Class A shares, and the investor should read carefully all the provisions of such letter before signing.

            RETIREMENT PLANS

      Shares may be purchased in connection with several types of tax-deferred retirement plans. Shares of more than one fund distributed by IMDI may be purchased in a single application establishing a single account under the plan, and shares held in such an account may be exchanged among the Ivy funds in accordance with the terms of the applicable plan and the exchange privilege available to all shareholders. Initial and subsequent purchase payments in connection with tax-deferred retirement plans must be at least $25 per participant.

      The following fees will be charged to individual shareholder accounts as described in the retirement prototype plan document:

      Retirement Plan New Account Fee                 no fee
      Retirement Plan Annual Maintenance Fee          $10.00 per fund account

      For shareholders whose retirement accounts are diversified across several Ivy funds, the annual maintenance fee will be limited to not more than $20.

      The following discussion describes the tax treatment of certain tax-deferred retirement plans under current Federal income tax law. State income tax consequences may vary. An individual considering the establishment of a retirement plan should consult with an attorney and/or an accountant with respect to the terms and tax aspects of the plan.

      INDIVIDUAL RETIREMENT ACCOUNTS: Shares of each Fund may be used as a funding medium for an Individual Retirement Account ("IRA"). Eligible individuals may establish an IRA by adopting a model custodial account available from IMSC, who may impose a charge for establishing the account. Individuals should consult their tax advisers before investing IRA assets in an Ivy fund if that fund primarily distributes exempt-interest dividends.

      An individual who has not reached age 70-1/2 and who receives compensation or earned income is eligible to contribute to an IRA, whether or not he or she is an active participant in a retirement plan. An individual who receives a distribution from another IRA, a qualified retirement plan, a qualified annuity plan or a tax-sheltered annuity or custodial account ("403(b) plan") that qualifies for "rollover" treatment is also eligible to establish an IRA by rolling over the distribution either directly or within 60 days after its receipt. Tax advice should be obtained in connection with planning a rollover contribution to an IRA.

      In general, an eligible individual may contribute up to the lesser of $2,000 or 100% of his or her compensation or earned income to an IRA each year. If a husband and wife are both employed, and both are under age 70-1/2, each may set up his or her own IRA within these limits. If both earn at least $2,000 per year, the maximum potential contribution is $4,000 per year for both. For years after 1996, the result is similar even if one spouse has no earned income; if the joint earned income of the spouses is at least $4,000, a contribution of up to $2,000 may be made to each spouse's IRA. Rollover contributions are not subject to these limits.

      An individual may deduct his or her annual contributions to an IRA in computing his or her Federal income tax within the limits described above, provided he or she (or his or her spouse, if they file a joint Federal income tax return) is not an active participant in a qualified retirement plan (such as a qualified corporate, sole proprietorship, or partnership pension, profit sharing, 401(k) or stock bonus plan), qualified annuity plan, 403(b) plan, simplified employee pension, or governmental plan. If he or she (or his or her spouse) is an active participant, whether the individual's contribution to an IRA is fully deductible, partially deductible or not deductible depends on (i) adjusted gross income and (ii) whether it is the individual or the individual's spouse who is an active participant, in the case of married individuals filing jointly. Contributions may be made up to the maximum permissible amount even if they are not deductible. Rollover contributions are not includable in income for Federal income tax purposes and therefore are not deductible from it.

      Generally, earnings on an IRA are not subject to current Federal income tax until distributed. Distributions attributable to tax-deductible contributions and to IRA earnings are taxed as ordinary income. Distributions of non-deductible contributions are not subject to Federal income tax. In general, distributions from an IRA to an individual before he or she reaches age 59-1/2 are subject to a nondeductible penalty tax equal to 10% of the taxable amount of the distribution. The 10% penalty tax does not apply to amounts withdrawn from an IRA after the individual reaches age 59-1/2, becomes disabled or dies, or if withdrawn in the form of substantially equal payments over the life or life expectancy of the individual and his or her designated beneficiary, if any, or rolled over into another IRA, amounts withdrawn and used to pay for deductible medical expenses and amounts withdrawn by certain unemployed individuals not in excess of amounts paid for certain health insurance premiums, amounts used to pay certain qualified higher education expenses, and amounts used within 120 days of the date the distribution is received to pay for certain first-time homebuyer expenses. Distributions must begin to be withdrawn not later than April 1 of the calendar year following the calendar year in which the individual reaches age 70-1/2. Failure to take certain minimum required distributions will result in the imposition of a 50% non-deductible penalty tax.

      ROTH IRAS: Shares of each Fund also may be used as a funding medium for a Roth Individual Retirement Account ("Roth IRA"). A Roth IRA is similar in numerous ways to the regular (traditional) IRA, described above. Some of the primary differences are as follows.

      A single individual earning below $95,000 can contribute up to $2,000 per year to a Roth IRA. The maximum contribution amount diminishes and gradually falls to zero for single filers with adjusted gross incomes ranging from $95,000 to $110,000. Married couples earning less than $150,000 combined, and filing jointly, can contribute a full $4,000 per year ($2,000 per IRA). The maximum contribution amount for married couples filing jointly phases out from $150,000 to $160,000. An individual whose adjusted gross income exceeds the maximum phase-out amount cannot contribute to a Roth IRA.

      An eligible individual can contribute money to a traditional IRA and a Roth IRA as long as the total contribution to all IRAs does not exceed $2,000. Contributions to a Roth IRA are not deductible. Contributions to a Roth IRA may be made even after the individual for whom the account is maintained has attained age 70 1/2.

      No distributions are required to be taken prior to the death of the original account holder. If a Roth IRA has been established for a minimum of five years, distributions can be taken tax-free after reaching age 59 1/2, for a first-time home purchase ($10,000 maximum, one time use), or upon death or disability. All other distributions from a Roth IRA (other than the amount of nondeductible contributions) are taxable and subject to a 10% tax penalty unless an exception applies. Exceptions to the 10% penalty include: reaching age 59 1/2, death, disability, deductible medical expenses, the purchase of health insurance for certain unemployed individual and qualified higher education expenses.

      An individual with an income of less than $100,000 (who is not married filing separately) can roll his or her existing IRA into a Roth IRA. However, the individual must pay taxes on the taxable amount in his or her traditional IRA. After 1998, all taxes on such a rollover will have to be paid in the tax year in which the rollover is made.

      QUALIFIED PLANS: For those self-employed individuals who wish to purchase shares of one or more Ivy funds through a qualified retirement plan, a Custodial Agreement and a Retirement Plan are available from IMSC. The Retirement Plan may be adopted as a profit sharing plan or a money purchase pension plan. A profit sharing plan permits an annual contribution to be made in an amount determined each year by the self-employed individual within certain limits prescribed by law. A money purchase pension plan requires annual contributions at the level specified in the Custodial Agreement. There is no set-up fee for qualified plans and the annual maintenance fee is $20.00 per account.

      In general, if a self-employed individual has any common law employees, employees who have met certain minimum age and service requirements must be covered by the Retirement Plan. A self-employed individual generally must contribute the same percentage of income for common law employees as for himself or herself.

      A self-employed individual may contribute up to the lesser of $30,000 or 25% of compensation or earned income to a money purchase pension plan or to a combination profit sharing and money purchase pension plan arrangement each year on behalf of each participant. To be deductible, total contributions to a profit sharing plan generally may not exceed 15% of the total compensation or earned income of all participants in the plan, and total contributions to a combination money purchase-profit sharing arrangement generally may not exceed 25% of the total compensation or earned income of all participants. The amount of compensation or earned income of any one participant that may be included in computing the deduction is limited (generally to $150,000 for benefits accruing in plan years beginning after 1993, with annual inflation adjustments). A self-employed individual's contributions to a retirement plan on his or her own behalf must be deducted in computing his or her earned income.

      Corporate employers may also adopt the Custodial Agreement and Retirement Plan for the benefit of their eligible employees. Similar contribution and deduction rules apply to corporate employers.

      Distributions from the Retirement Plan generally are made after a participant's separation from service. A 10% penalty tax generally applies to distributions to an individual before he or she reaches age 59-1/2, unless the individual (1) has reached age 55 and separated from service; (2) dies; (3) becomes disabled; (4) uses the withdrawal to pay tax-deductible medical expenses; (5) takes the withdrawal as part of a series of substantially equal payments over his or her life expectancy or the joint life expectancy of himself or herself and a designated beneficiary; or (6) rolls over the distribution.

      The Transfer Agent will arrange for Investors Bank & Trust to furnish custodial services to the employer and any participating employees.

      DEFERRED COMPENSATION FOR PUBLIC SCHOOLS AND CHARITABLE ORGANIZATIONS ("403(B)(7) ACCOUNT"): Section 403(b)(7) of the Internal Revenue Code of 1986, as amended (the "Code") permits public school systems and certain charitable organizations to use mutual fund shares held in a custodial account to fund deferred compensation arrangements with their employees. A custodial account agreement is available for those employers whose employees wish to purchase shares of the Trust in conjunction with such an arrangement. The special application for a 403(b)(7) Account is available from IMSC.

      Distributions from the 403(b)(7) Account may be made only following death, disability, separation from service, attainment of age 59-1/2, or incurring a financial hardship. A 10% penalty tax generally applies to distributions to an individual before he or she reaches age 59-1/2, unless the individual (1) has reached age 55 and separated from service; (2) dies or becomes disabled; (3)
uses the withdrawal to pay tax-deductible medical expenses; (4) takes the withdrawal as part of a series of substantially equal payments over his or her life expectancy or the joint life expectancy of himself or herself and a designated beneficiary; or (5) rolls over the distribution. There is no set-up fee for 403(b)(7) Accounts and the annual maintenance fee is $20.00 per account.

      SIMPLIFIED EMPLOYEE PENSION ("SEP") IRAS: An employer may deduct contributions to a SEP up to the lesser of $30,000 or 15% of compensation. SEP accounts generally are subject to all rules applicable to IRA accounts, except the deduction limits, and are subject to certain employee participation requirements. No new salary reduction SEPs ("SARSEPs") may be established after 1996, but existing SARSEPs may continue to be maintained, and non-salary reduction SEPs may continue to be established as well as maintained after 1996.

      SIMPLE PLANS: An employer may establish a SIMPLE IRA or a SIMPLE 401(k) for years after 1996. An employee can make pre-tax salary reduction contributions to a SIMPLE Plan, up to $6,000 a year (as indexed). Subject to certain limits, the employer will either match a portion of employee contributions, or will make a contribution equal to 2% of each employee's compensation without regard to the amount the employee contributes. An employer cannot maintain a SIMPLE Plan for its employees if the employer maintains or maintained any other qualified retirement plan with respect to which any contributions or benefits have been credited.

            REINVESTMENT PRIVILEGE

      Shareholders who have redeemed Class A shares of a Fund may reinvest all or a part of the proceeds of the redemption back into Class A shares of the same Fund at net asset value (without a sales charge) within 60 days from the date of redemption. This privilege may be exercised only once. The reinvestment will be made at the net asset value next determined after receipt by IMSC of the reinvestment order accompanied by the funds to be reinvested. No compensation will be paid to any sales personnel or dealer in connection with the transaction.

      Any redemption is a taxable event. A loss realized on a redemption generally may be disallowed for tax purposes if the reinvestment privilege is exercised within 30 days after the redemption. In certain circumstances, shareholders will be ineligible to take sales charges into account in computing taxable gain or loss on a redemption if the reinvestment privilege is exercised. See "Taxation."

            RIGHTS OF ACCUMULATION

      A scale of reduced sales charges applies to any investment of $50,000 or more in Class A shares of each Fund. See "Initial Sales Charge Alternative -- Class A Shares" in the Prospectus. The reduced sales charge is applicable to investments made at one time by an individual, his or her spouse and children under the age of 21, or a trustee or other fiduciary of a single trust estate or single fiduciary account (including a pension, profit sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the
Code). Rights of Accumulation is also applicable to current purchases of all of the funds of Ivy Fund (except Ivy Money Market Fund) by any of the persons enumerated above, where the aggregate quantity of Class A shares of such funds (and shares that have been exchanged into Ivy Money Market Fund from any of the other funds in the Ivy funds) and of any other investment company distributed by IMDI, previously purchased or acquired and currently owned, determined at the higher of current offering price or amount invested, plus the Class A shares being purchased, amounts to $50,000 or more for all funds other than Ivy Bond Fund; or $100,000 or more for Ivy Bond Fund.

      At the time an investment takes place, IMSC must be notified by the investor or his or her dealer that the investment qualifies for the reduced sales charge on the basis of previous investments. The reduced sales charge is subject to confirmation of the investor's holdings through a check of the particular fund's records.

            SYSTEMATIC WITHDRAWAL PLAN

      A shareholder may establish a Systematic Withdrawal Plan (a "Withdrawal Plan"), by telephone instructions or by delivery to IMSC of a written election to have his or her shares withdrawn periodically, accompanied by a surrender to IMSC of all share certificates then outstanding in such shareholder's name, properly endorsed by the shareholder. To be eligible to elect a Withdrawal Plan, a shareholder must have at least $5,000 in his or her account. A Withdrawal Plan may not be established if the investor is currently participating in the Automatic Investment Method. A Withdrawal Plan may involve the depletion of a shareholder's principal, depending on the amount withdrawn.

      A redemption under a Withdrawal Plan is a taxable event. Shareholders contemplating participating in a Withdrawal Plan should consult their tax advisers.

      Additional investments made by investors participating in a Withdrawal Plan must equal at least $1,000 each while the Withdrawal Plan is in effect. Making additional purchases while a Withdrawal Plan is in effect may be disadvantageous to the investor because of applicable initial sales charges or CDSCs.

      An investor may terminate his or her participation in the Withdrawal Plan at any time by delivering written notice to IMSC. If all shares held by the investor are liquidated at any time, participation in the Withdrawal Plan will terminate automatically. The Trust or IMSC may terminate the Withdrawal Plan option at any time after reasonable notice to shareholders.

            GROUP SYSTEMATIC INVESTMENT PROGRAM

      Shares of each Fund may be purchased in connection with investment programs established by employee or other groups using systematic payroll deductions or other systematic payment arrangements. The Trust does not itself organize, offer or administer any such programs. However, it may, depending upon the size of the program, waive the minimum initial and additional investment requirements for purchases by individuals in conjunction with programs organized and offered by others. Unless shares of a Fund are purchased in conjunction with IRAs (see "How to Buy Shares" in the Prospectus), such group systematic investment programs are not entitled to special tax benefits under the Code. The Trust reserves the right to refuse purchases at any time or suspend the offering of shares in connection with group systematic investment programs, and to restrict the offering of shareholder privileges, such as check writing, simplified redemptions and other optional privileges, as described in the Prospectus, to shareholders using group systematic investment programs.

      With respect to each shareholder account established on or after September 15, 1972 under a group systematic investment program, the Trust and IMI each currently charge a maintenance fee of $3.00 (or portion thereof) that for each twelve-month period (or portion thereof) that the account is maintained. The Trust may collect such fee (and any fees due to IMI) through a deduction from distributions to the shareholders involved or by causing on the date the fee is assessed a redemption in each such shareholder account sufficient to pay such fee. The Trust reserves the right to change these fees from time to time without advance notice.

      Class A shares of each Fund are made available to Merrill Lynch Daily K Plan (the "Plan") participants at NAV without an initial sales charge if:

(i) the Plan is recordkept on a daily valuation basis by Merrill Lynch and, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets invested in broker/dealer funds not advised or managed by Merrill Lynch Asset Management, L.P. ("MLAM") that are made available pursuant to a Service Agreement between Merrill Lynch and the fund's principal underwriter or distributor and in funds advised or managed by MLAM (collectively, the "Applicable Investments");

(ii) the Plan is recordkept on a daily valuation basis by an independent recordkeeper whose services are provided through a contract or alliance arrangement with Merrill Lynch, and on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets, excluding money market funds, invested in Applicable Investments; or

(iii) the Plan has 500 or more eligible employees, as determined by Merrill Lynch plan conversion manager, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement.

      Alternatively, Class B shares of each Fund are made available to Plan participants at NAV without a CDSC if the Plan conforms with the requirements for eligibility set forth in (i) through (iii) above but either does not meet the $3 million asset threshold or does not have 500 or more eligible employees.

      Plans recordkept on a daily basis by Merrill Lynch or an independent recordkeeper under a contract with Merrill Lynch that are currently investing in Class B shares of any Fund convert to Class A shares once the Plan has reached $5 million invested in Applicable Investments, or 10 years after the date of the initial purchase by a participant under the Plan--the Plan will receive a Plan level share conversion.

                                       REDEMPTIONS

      Shares of each Fund are redeemed at their net asset value next determined after a proper redemption request has been received by IMSC, less any applicable CDSC.

      Unless a shareholder requests that the proceeds of any redemption be wired to his or her bank account, payment for shares tendered for redemption is made by check within seven days after tender in proper form, except that the Trust reserves the right to suspend the right of redemption or to postpone the date of payment upon redemption beyond seven days, (i) for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which trading on the Exchange is restricted, (ii) for any period during which an emergency exists as determined by the SEC as a result of which disposal of securities owned by a Fund is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets, or
(iii) for such other periods as the SEC may by order permit for the protection of shareholders of a Fund.

      The Trust may redeem those accounts of shareholders who have maintained an investment, including sales charges paid, of less than $1,000 in any Fund for a period of more than 12 months. All accounts below that minimum will be redeemed simultaneously when MIMI deems it advisable. The $1,000 balance will be determined by actual dollar amounts invested by the shareholder, unaffected by market fluctuations. The Trust will notify any such shareholder by certified mail of its intention to redeem such account, and the shareholder shall have 60 days from the date of such letter to invest such additional sums as shall raise the value of such account above that minimum. Should the shareholder fail to forward such sum within 60 days of the date of the Trust's letter of notification, the Trust will redeem the shares held in such account and transmit the redemption in value thereof to the shareholder. However, those shareholders who are investing pursuant to the Automatic Investment Method will not be redeemed automatically unless they have ceased making payments pursuant to the plan for a period of at least six consecutive months, and these shareholders will be given six-months' notice by the Trust before such redemption. Shareholders in a qualified retirement, pension or profit sharing plan who wish to avoid tax consequences must "rollover" any sum so redeemed into another qualified plan within 60 days. The Trustees of the Trust may change the minimum account size.

      If a shareholder has given authorization for telephonic redemption privilege, shares can be redeemed and proceeds sent by Federal wire to a single previously designated bank account. Delivery of the proceeds of a wire redemption request of $250,000 or more may be delayed by any Fund for up to seven days if deemed appropriate under then-current market conditions. The Trust reserves the right to change this minimum or to terminate the telephonic redemption privilege without prior notice. The Trust cannot be responsible for the efficiency of the Federal wire system of the shareholder's dealer of record or bank. The shareholder is responsible for any charges by the shareholder's bank.

      Each Fund employs reasonable procedures that require personal identification prior to acting on redemption or exchange instructions communicated by telephone to confirm that such instructions are genuine. In the absence of such instructions, a Fund may be liable for any losses due to unauthorized or fraudulent telephone instructions.

                               CONVERSION OF CLASS B SHARES

      As described in the Prospectus, Class B shares of each Fund will automatically convert to Class A shares of that Fund, based on the relative net asset values per share of the two classes, no later than the month following the eighth anniversary of the initial issuance of such Class B shares of the Fund occurs. For the purpose of calculating the holding period required for conversion of Class B shares, the date of initial issuance shall mean: (1) the date on which such Class B shares were issued, or (2) for Class B shares obtained through an exchange, or a series of exchanges, (subject to the exchange privileges for Class B shares) the date on which the original Class B shares were issued. For purposes of conversion of Class B shares, Class B shares purchased through the reinvestment of dividends and capital gain distributions paid in respect of Class B shares will be held in a separate sub-account. Each time any Class B shares in the shareholder's regular account (other than those shares in the sub-account) convert to Class A shares, a pro rata portion of the Class B shares in the sub-account will also convert to Class A shares. The portion will be determined by the ratio that the shareholder's Class B shares converting to Class A shares bears to the shareholder's total Class B shares not acquired through the reinvestment of dividends and capital gain distributions.

                                     NET ASSET VALUE

      The net asset value per share of each Fund is computed by dividing the value of that Fund's aggregate net assets (i.e., its total assets less its liabilities) by the number of the Fund's shares outstanding. For purposes of determining a Fund's aggregate net assets, receivables are valued at their realizable amounts. Each Fund's liabilities, if not identifiable as belonging to a particular class of that Fund, are allocated among the Fund's several classes based on their relative net asset size. Liabilities attributable to a particular class are charged to that class directly. The total liabilities for a class are then deducted from the class's proportionate interest in the Fund's assets, and the resulting amount is divided by the number of shares of the class outstanding to produce its net asset value per share.

      A security listed or traded on a recognized stock exchange or The Nasdaq Stock Market, Inc. ("Nasdaq") is valued at the security's last sale price on the exchange on which the security is principally traded. If no sale is reported at that time, the average between the last bid and asked price (the "Calculated Mean") is used. Unless otherwise noted herein, the value of a foreign security is determined in its national currency as of the normal close of trading on the foreign exchange on which it is traded or as of the close of regular trading on the Exchange, if that is earlier, and that value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, eastern time, on the day the value of the foreign security is determined. All other securities for which OTC market quotations are readily available are valued at the Calculated Mean.

      A debt security normally is valued on the basis of quotes obtained from at least two dealers (or one dealer who has made a market in the security) or pricing services that take into account appropriate valuation factors. Interest is accrued daily. Money market instruments are valued at amortized cost, which the Board believes approximates market value.

      An exchange-traded option is valued at the last sale price on the exchange on which it is principally traded, if available, and otherwise is valued at the last sale price on the other exchange(s). If there were no sales on any exchange, the option shall be valued at the Calculated Mean, if possible, and otherwise at the last offering price, in the case of a written option, and the last bid price, in the case of a purchased option. An OTC option is valued at the last offering price, in the case of a written option, and the last bid price, in the case of a purchased option. Exchange listed and widely-traded OTC futures (and options thereon) are valued at the most recent settlement price.

      Securities and other assets for which market prices are not readily available are priced at their "fair value" as determined by IMI in accordance with procedures approved by the Board. Trading in securities on many foreign securities exchanges is normally completed before the close of regular trading on the Exchange. Trading on foreign exchanges may not take place on all days on which there is regular trading on the Exchange, or may take place on days on which there is no regular trading on the Exchange (e.g., any of the national business holidays identified below). If events materially affecting the value of a Fund's portfolio securities occur between the time when a foreign exchange closes and the time when that Fund's net asset value is calculated (see following paragraph), such securities may be valued at fair value as determined by IMI and approved by the Board.

      Portfolio securities are valued (and net asset value per share is determined) as of the close of regular trading on the Exchange (normally 4:00 p.m., eastern time) on each day the Exchange is open for trading. The Exchange and the Trust's offices are expected to be closed, and net asset value will not be calculated, on the following national business holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. On those days when either or both of a Fund's Custodian or the Exchange close early as a result of a partial holiday or otherwise, the Trust reserves the right to advance the time on that day by which purchase and redemption requests must be received.

      The number of shares you receive when you place a purchase order, and the payment you receive after submitting a redemption request, is based on each Fund's net asset value next determined after your instructions are received in proper form by IMSC or by your registered securities dealer. Each purchase and redemption order is subject to any applicable sales charge. Since each Fund normally invests in securities that are listed on foreign exchanges that may trade on weekends or other days when the Fund does not price its shares, each Fund's net asset value may change on days when shareholders will not be able to purchase or redeem that Fund's shares. The sale of each Fund's shares will be suspended during any period when the determination of its net asset value is suspended pursuant to rules or orders of the SEC and may be suspended by the Board whenever in its judgment it is in a Fund's best interest to do so.

                                         TAXATION

      The following is a general discussion of certain tax rules thought to be applicable with respect to each Fund. It is merely a summary and is not an exhaustive discussion of all possible situations or of all potentially applicable taxes. Accordingly, shareholders and prospective shareholders should consult a competent tax adviser about the tax consequences to them of investing in any Fund.

      Each Fund intends to be taxed as a regulated investment company under Subchapter M of the Code. Accordingly, each Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund's assets is represented by cash, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies).

      As a regulated investment company, each Fund generally will not be subject to U.S. Federal income tax on its income and gains that it distributes to shareholders, if at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and the excess of any short-term capital gains over long-term capital losses) for the taxable year is distributed. Each Fund intends to distribute all such income.

      Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, each Fund must distribute during each calendar year, (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, each Fund intends to make distributions in accordance with the calendar year distribution requirements. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by a Fund in October, November or December of the year with a record date in such a month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year the distributions are declared, rather than the calendar year in which the distributions are received.

            OPTIONS, FUTURES AND FOREIGN CURRENCY FORWARD CONTRACTS

      The taxation of equity options and OTC options on debt securities is governed by Code section 1234. Pursuant to Code section 1234, the premium received by each Fund for selling a put or call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to the Fund. If a Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option written by a Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security and any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term depending upon the holding period of the security. With respect to a put or call option that is purchased by a Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is long-term or short-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

      Some of the options, futures and foreign currency forward contracts in which each Fund may invest may be "section 1256 contracts." Gains (or losses) on these contracts generally are considered to be 60% long-term and 40% short-term capital gains or losses; however, as described below, foreign currency gains or losses arising from certain section 1256 contracts are ordinary in character. Also, section 1256 contracts held by each Fund at the end of each taxable year (and on certain other dates prescribed in the Code) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized.

      The transactions in options, futures and forward contracts undertaken by each Fund may result in "straddles" for Federal income tax purposes. The straddle rules may affect the character of gains or losses realized by each Fund. In addition, losses realized by each Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the consequences of such transactions to each Fund are not entirely clear. The straddle rules may increase the amount of short-term capital gain realized by any Fund, which is taxed as ordinary income when distributed to shareholders.

      Each Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

      Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not engage in such transactions.

      Notwithstanding any of the foregoing, each Fund may recognize gain (but not loss) from a constructive sale of certain "appreciated financial positions" if the Fund enters into a short sale, offsetting notional principal contract, futures or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment are interests (including options, futures and forward contracts and short sales) in stock, partnership interests, certain actively traded trust instruments and certain debt instruments. Constructive sale treatment of appreciated financial positions does not apply to certain transactions closed in the 90-day period ending with the 30th day after the close of each Fund's taxable year, if certain conditions are met.

CURRENCY  FLUCTUATIONS  --  "SECTION  988"  GAINS  OR  LOSSES

          Gains or losses attributable to fluctuations in exchange rates which occur between the time each Fund accrues receivables or liabilities denominated in a foreign currency and the time that Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of some investments, including debt securities denominated in a foreign currency and certain options, futures and forward contracts, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "section 988" gains or losses, increase or decrease the amount of each Fund's investment company taxable income available to be distributed to its shareholders as ordinary income.

INVESTMENT IN PASSIVE FOREIGN INVESTMENT COMPANIES

      Each Fund may invest in shares of foreign corporations which may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets, or 75% or more of its gross income is investment-type income. If a Fund receives a so-called "excess distribution" with respect to PFIC stock, that Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which a Fund held the PFIC shares. Each Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

      Each Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Each Fund may elect to mark to market its PFIC shares, resulting in the shares being treated as sold at fair market value on the last business day of each taxable year. Any resulting gain would be reported as ordinary income; any resulting loss and any loss from an actual disposition of the shares would be reported as ordinary loss to the extent of any net gains reported in prior years. Under another election that currently is available in some circumstances, each Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given year.

            DEBT SECURITIES ACQUIRED AT A DISCOUNT

      Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by each Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount ("OID") is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures.

      Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by each Fund in the secondary market may be treated as having market discount. Generally, gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the "accrued market discount" on such debt security. In addition, the deduction of any interest expenses attributable to debt securities having market discount may be deferred. Market discount generally accrues in equal daily installments. Each Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

      Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by each Fund may be treated as having acquisition discount, or OID in the case of certain types of debt securities. Generally, each Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. Each Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

      Each Fund generally will be required to distribute dividends to shareholders representing discount on debt securities that is currently includable in income, even though cash representing such income may not have been received by that Fund. Cash to pay such dividends may be obtained from sales proceeds of securities held by each Fund.

            DISTRIBUTIONS

      Distributions of investment company taxable income are taxable to a U.S. shareholder as ordinary income, whether paid in cash or shares. Dividends paid by each Fund to a corporate shareholder, to the extent such dividends are attributable to dividends received from U.S. corporations by that Fund, may qualify for the dividends received deduction. However, the revised alternative minimum tax applicable to corporations may reduce the value of the dividends received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, designated by each Fund as capital gain dividends, are taxable to shareholders as long-term capital gains whether paid in cash or in shares, and regardless of how long the shareholder has held the Fund's shares; such distributions are not eligible for the dividends received deduction. Shareholders receiving distributions in the form of newly issued shares will have a cost basis in each share received equal to the net asset value of a share of that Fund on the distribution date. A distribution of an amount in excess of a Fund's current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder's basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder's basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares. Shareholders will be notified annually as to the U.S. Federal tax status of distributions and shareholders receiving distributions in the form of newly issued shares will receive a report as to the net asset value of the shares received.

      If the net asset value of shares is reduced below a shareholder's cost as a result of a distribution by a Fund, such distribution generally will be taxable even though it represents a return of invested capital. Shareholders should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at this time may reflect the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a distribution which generally will be taxable to them.

            DISPOSITION OF SHARES

      Upon a redemption, sale or exchange of his or her shares, a shareholder will realize a taxable gain or loss depending upon his or her basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and, if so, will be long-term or short-term, depending upon the shareholder's holding period for the shares. Any loss realized on a redemption sale or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any distributions of capital gain dividends received or treated as having been received by the shareholder with respect to such shares.

      In some cases, shareholders will not be permitted to take all or portion of their sales loads into account for purposes of determining the amount of gain or loss realized on the disposition of their shares. This prohibition generally applies where (1) the shareholder incurs a sales load in acquiring the shares of a Fund, (2) the shares are disposed of before the 91st day after the date on which they were acquired, and (3) the shareholder subsequently acquires shares in the same Fund or another regulated investment company and the otherwise applicable sales charge is reduced under a "reinvestment right" received upon the initial purchase of Fund shares. The term "reinvestment right" means any right to acquire shares of one or more regulated investment companies without the payment of a sales load or with the payment of a reduced sales charge. Sales charges affected by this rule are treated as if they were incurred with respect to the shares acquired under the reinvestment right. This provision may be applied to successive acquisitions of fund shares.

            FOREIGN WITHHOLDING TAXES

      Income received by each Fund from sources within a foreign country may be subject to withholding and other taxes imposed by that country.

      If more than 50% of the value of any Fund's total assets at the close of its taxable year consists of securities of foreign corporations, that Fund will be eligible and may elect to "pass-through" to the Fund's shareholders the amount of foreign income and similar taxes paid by the Fund. Pursuant to this election, a shareholder will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign income and similar taxes paid by the Fund, and will be entitled either to deduct his or her pro rata share of foreign income and similar taxes in computing his or her taxable income or to use it as a foreign tax credit against his or her U.S. Federal income taxes, subject to limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Foreign taxes generally may not be deducted by a shareholder that is an individual in computing the alternative minimum tax. Each shareholder will be notified within 60 days after the close of a Fund's taxable year whether the foreign taxes paid by the Fund will "pass-through" for that year and, if so, such notification will designate (1) the shareholder's portion of the foreign taxes paid to each such country and (2) the portion of the dividend which represents income derived from sources within each such country.

      Generally, except in the case of certain electing individual taxpayers who have limited creditable foreign taxes and no foreign source income other than passive investment-type income, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if a Fund makes the election described in the preceding paragraph, the source of the Fund's income flows through to its shareholders. With respect to each Fund, gains from the sale of securities generally will be treated as derived from U.S. sources and section 988 gains will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, including foreign source passive income received from each Fund. In addition, the foreign tax credit may offset only 90% of the revised alternative minimum tax imposed on corporations and individuals. Furthermore, the foreign tax credit is eliminated with respect to foreign taxes withheld on dividends if the dividend-paying shares or the shares of a Fund are held by the Fund or the shareholder, as the case may be, for less than 16 days (46 days in the case of preferred shares) during the 30-day period (90-day period for preferred shares) beginning 15 days (45 days for preferred shares) before the shares become ex-dividend. In addition, if a Fund fails to satisfy these holding period requirements, it cannot elect to pass through to shareholders the ability to claim a deduction for related foreign taxes.

      The foregoing is only a general description of the foreign tax credit under current law. Because application of the credit depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisers.

            BACKUP WITHHOLDING

      Each Fund will be required to report to the Internal Revenue Service ("IRS") all taxable distributions as well as gross proceeds from the redemption of the Fund's shares, except in the case of certain exempt shareholders. All such distributions and proceeds will be subject to withholding of Federal income tax at a rate of 31% ("backup withholding") in the case of non-exempt shareholders if (1) the shareholder fails to furnish the Fund with and to certify the shareholder's correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. If the withholding provisions are applicable, any such distributions or proceeds, whether reinvested in additional shares or taken in cash, will be reduced by the amounts required to be withheld.

      Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. This discussion does not purport to deal with all of the tax consequences applicable to the Funds or shareholders. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in any Fund.

                                 PERFORMANCE INFORMATION

      Performance information for the classes of shares of each Fund may be compared, in reports and promotional literature, to: (i) the S&P 500 Index, the Dow Jones Industrial Average ("DJIA"), or other unmanaged indices so that investors may compare each Fund's results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general; (ii) other groups of mutual funds tracked by Lipper Analytical Services, a widely used independent research firm that ranks mutual funds by overall performance, investment objectives and assets, or tracked by other services, companies, publications or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in a Fund. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions or administrative and management costs and expenses. Performance rankings are based on historical information and are not intended to indicate future performance.

      AVERAGE ANNUAL TOTAL RETURN. Quotations of standardized average annual total return ("Standardized Return") for a specific class of shares of each Fund will be expressed in terms of the average annual compounded rate of return that would cause a hypothetical investment in that class of the Fund made on the first day of a designated period to equal the ending redeemable value ("ERV") of such hypothetical investment on the last day of the designated period, according to the following formula:



      P(1 + T){superscript n} = ERV

      Where:      P     =     a hypothetical initial payment of $1,000
                              to purchase shares of a specific class

                  T     =     the average annual total return of shares of
                              that class

                  n     =     the number of years

                  ERV   =     the ending  redeemable  value of a  hypothetical
                              $1,000 payment made at the beginning of the period.

      For purposes of the above computation for each Fund, it is assumed that all dividends and capital gains distributions made by the Fund are reinvested at net asset value in additional shares of the same class during the designated period. In calculating the ending redeemable value for Class A shares and assuming complete redemption at the end of the applicable period, the maximum 5.75% sales charge is deducted from the initial $1,000 payment and, for Class B and Class C shares, the applicable CDSC imposed upon redemption of Class B or Class C shares held for the period is deducted. Standardized Return quotations for each Fund do not take into account any required payments for federal or state income taxes. Standardized Return quotations for Class B shares for periods of over eight years will reflect conversion of the Class B shares to Class A shares at the end of the eighth year. Standardized Return quotations are determined to the nearest 1/100 of 1%.

      Each Fund may, from time to time, include in advertisements, promotional literature or reports to shareholders or prospective investors total return data that are not calculated according to the formula set forth above ("Non-Standardized Return"). Neither initial nor CDSCs are taken into account in calculating Non-Standardized Return; a sales charge, if deducted, would reduce the return.

      The following table summarizes the calculation of Standardized and Non-Standardized Return for the Class A, Class B and Class C shares of each Fund for the periods indicated. In determining the average annual total return for a specific class of shares of each Fund, recurring fees, if any, that are charged to all shareholder accounts are taken into consideration. For any account fees that vary with the size of the account of each Fund, the account fee used for purposes of the following computations is assumed to be the fee that would be charged to the mean account size of the Fund.

                          IVY GROWTH FUND

                       STANDARDIZED RETURN[*]
                      CLASS A[1]      CLASS B[2]  CLASS C[3]
Year ended December   7.50%           7.99%       11.72%
31, 1998
Five Years ended      11.70%          11.70%      N/A
December 31, 1998
Ten Years ended       12.65%          N/A         N/A
December 31, 1998
Inception [#] to      10.86%          11.88%      10.67%
year ended December
31, 1998 [7]:
                    NON-STANDARDIZED RETURN[**]
                      CLASS A[4]      CLASS B[5]  CLASS C[6]
Year ended December   14.05%          12.99%      12.72%
31, 1998
Five Years ended      13.03%          11.96%      N/A
December 31, 1998
Ten Years ended       13.31%          N/A         N/A
December 31, 1998
Inception [#] to      11.04%          11.98%      10.67%
year ended December
31, 1998 [7]:
---------------------------------------------------------------------


      [*] The Standardized Return figures for Class A shares reflect the deduction of the maximum initial sales charge of 5.75%. The Standardized Return figures for Class B and C shares reflect the deduction of the applicable CDSC imposed on redemption of Class B or C shares held for the period.

      [**] The Non-Standardized Return figures do not reflect the deduction of any initial sales charge or CDSC.

      [#] The inception date for Class A shares of Ivy Growth Fund was March 1, 1984. The inception dates for Class B and Class C shares of the Fund were October 23, 1993 and April 30, 1996, respectively.

      [1] The Standardized Return figures for the Class A shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class A shares for the period from inception through December 31, 1998 and the one, five and ten year periods ended December 31, 1998 would have been 10.86%, 7.50%, 11.68% and 12.62%, respectively.

      [2] The Standardized Return figures for the Class B shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class B shares for the period from inception through December 31, 1998 and the one and five year periods ended December 31, 1998 would have been 11.83%, 7.99%, and 11.69%, respectively. (Since the inception date for Class B shares was October 23, 1993, there were no Class B shares outstanding for the duration of the ten-year period ended December 31, 1998.)

      [3] The Standardized Return figures for the Class C shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class C shares for the period from inception through December 31, 1998 and the one year period ended December 31, 1998 would have been 10.67% and 11.72%, respectively. (Since the inception date for Class C shares was April 30, 1996, there were no Class C shares outstanding for the duration of the five and ten year periods ended December 31, 1998.)

      [4] The Non-Standardized Return figures for Class A shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class A shares for the period from inception through December 31, 1998 and the one, five and ten year periods ended December 31, 1998 would have been 11.03%, 14.05%, 13.02%, and 13.28%, respectively.

      [5] The Non-Standardized Return figures for Class B shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class B shares for the period from inception through December 31, 1998 and the one and five year periods ended December 31, 1998 would have been 11.95%, 12.99%, and 11.95%, respectively. (Since the inception date for Class B shares was October 23, 1993, there were no Class B shares outstanding for the duration of the ten-year period ended December 31, 1998.)

      [6] The Non-Standardized Return figures for Class C shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class C shares for the period from inception through December 31, 1998 and the one year period ended December 31, 1998 would have been 10.67% and 12.72%, respectively. (Since the inception date for Class C shares was April 30, 1996, there were no Class C shares outstanding for the duration of the five and ten year periods ended December 31, 1998.)

      [7] The total return for a period less than a full year is calculated on an aggregate basis and is not annualized.

                    IVY GROWTH WITH INCOME FUND

                       STANDARDIZED RETURN[*]
                    CLASS A[1]     CLASS B[2]     CLASS C[3]
Year ended          3.53%          4.01%          8.16%
December 31, 1998
Five years ended    13.16%         13.39%         N/A
December 31, 1998
Ten years ended     13.41%         N/A            N/A
December 31, 1998:
Inception [#] to    15.06%         13.12%         15.82%
year ended
December 31, 1998 [7]:
                    NON-STANDARDIZED RETURN[**]
                    CLASS A[4]     CLASS B[5]     CLASS C[6]
Year ended          9.64%          9.01%          9.16%
December 31, 1998:
Five years ended    14.51%         13.63%         N/A
December 31, 1998
Ten years ended     14.09%         N/A            N/A
December 31, 1998:
Inception [#] to    15.53%         13.22%         15.82%
year ended
December 31, 1998 [7]:
---------------------------------------------------------------------


      [*] The Standardized Return figures for Class A shares reflect the deduction of the maximum initial sales charge of 5.75%. The Standardized Return figures for Class B and C shares reflect the deduction of the applicable CDSC imposed on redemption of Class B or C shares held for the period.

      [**] The Non-Standardized Return figures do not reflect the deduction of any initial sales charge or CDSC.

      [#] The inception date for Ivy Growth with Income Fund (Class A shares) was April 1, 1984; the inception date for Class B shares of the Fund was October 23, 1993; and the inception date for the Class C shares of the Fund was April 30, 1996. The inception of Class C shares of the Fund coincided with the redesignation as "Class D" those shares of Ivy Growth with Income Fund that were initially issued as "Ivy Growth with Income Fund -- Class C" to shareholders of Mackenzie Growth & Income Fund, a former series of the Company, in connection with the reorganization between that fund and Ivy Growth with Income Fund, which shares are not offered for sale to the public.

      [1] The Standardized Return figures for the Class A shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class A shares for the period from inception through December 31, 1998 and the one, five and ten year periods ended December 31, 1998 would have been 15.06%, 3.53%, 13.16%, and 13.40%, respectively.

      [2] The Standardized Return figures for the Class B shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class B shares for the period from inception through December 31, 1998 and the one and five year periods ended December 31, 1998 would have been 13.12%, 4.01%, and 13.39%, respectively. (Since the inception date for Class B shares was October 23, 1993, there were no outstanding Class B shares during the duration of the ten year period ended December 31, 1998.)

      [3] The Standardized Return figures for the Class C shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class C shares for the period from inception through December 31, 1998 and the one year period ended December 31, 1998 would have been 15.82% and 8.16%, respectively. (Since the inception date for Class C shares was April 30, 1996, there were no outstanding Class C shares during the five and ten year periods ended December 31, 1998.)

      [4] The Non-Standardized Return figures for Class A shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class A shares for the period from inception through December 31, 1998 and the one, five and ten year periods ended December 31, 1998 would have been 15.52%, 9.84%, 14.51%, and 14.07%, respectively.

      [5] The Non-Standardized Return figures for Class B shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class B shares for the period from inception through December 31, 1998 and the one and five year periods ended December 31, 1998 would have been 13.22%, 9.01%, and 13.63%, respectively. (Since the inception date for Class B shares was October 23, 1993, there were no outstanding Class B shares during the duration of the ten year period ended December 31, 1998.)

      [6] The Non-Standardized Return figures for Class C shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class C shares for the period from inception through December 31, 1998 and the one year period ended December 31, 1998 would have been 15.82%, and 9.16%, respectively. (Since the inception date for Class C shares was April 30, 1996, there were no outstanding Class C shares during the five and ten year periods ended December 31, 1998.)

      [7] The total return for a period less than a full year is calculated on an aggregate basis and is not annualized.

                              IVY US BLUE CHIP FUND

                             STANDARDIZED RETURN[*]
                           CLASS A[1]   CLASS B[2]   CLASS C[3]     CLASS I [4]
Inception [#] to year      1.22%        (0.92)%      3.08%              N/A
ended December 31, 1998
[8]:

                           NON-STANDARDIZED RETURN[**]
                           CLASS A[5]   CLASS B[6]   CLASS C[7]     CLASS I [4]
Inception [#] to year         7.40%        4.08%        4.08%           N/A
ended December 31, 1998
[8]:
-------------------------------------------------------------------------------


      [*] The Standardized Return figures for Class A shares reflect the deduction of the maximum initial sales charge of 5.75%. The Standardized Return figures for Class B and C shares reflect the deduction of the applicable CDSC imposed on redemption of Class B or C shares held for the period.

      [**] The Non-Standardized Return figures do not reflect the deduction of any initial sales charge or CDSC.

      [#] The inception date for Ivy US Blue Chip Fund was November 2, 1998.

      [1] The Standardized Return figures for the Class A shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class A shares for the period from inception through December 31, 1998 would have been 0.35%.

      [2] The Standardized Return figures for the Class B shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class B shares for the period from inception through December 31, 1998 would have been (1.79)%.

      [3] The Standardized Return figures for the Class C shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class C shares for the period from inception through December 31, 1998 would have been 2.22%.

      [4] Class I Shares are not subject to an initial sales charge or a CDSC; therefore, the Standardized and Non-Standardized Return figures would be identical. However, there were no outstanding Class I Shares during the period indicated.

      [5] The Non-Standardized Return figures for Class A shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class A shares for the period from inception through December 31, 1998 would have been 6.49%.

      [6] The Non-Standardized Return figures for Class B shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class B shares for the period from inception through December 31, 1998 would have been 3.19%.

      [7] The Non-Standardized Return figures for Class C shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class C shares for the period from inception through December 31, 1998 would have been 3.22%.

      [8] The total return for a period less than a full year is calculated on an aggregate basis and is not annualized.

                    IVY US EMERGING GROWTH FUND

                       STANDARDIZED RETURN[*]
                    CLASS A[1]    CLASS B[2]   CLASS C[3]
Year ended          11.21%        12.13%       16.19%
December 31, 1998
Five years ended    15.06%        15.35%       N/A
December 31, 1998
Inception [#] to    20.88%        14.85%       5.69%
year ended
December 31, 1998 [7]:
                    NON-STANDARDIZED RETURN[**]
                    CLASS A[4]    CLASS B[5]   CLASS C[6]
Year ended          18.00%        17.13%       17.19%
December 31, 1998
Five years ended    16.43%        15.58%       N/A
December 31, 1998
Inception [#] to    22.13%        14.94%       5.69%
year ended
December 31, 1998 [7]:
---------------------------------------------------------------------


      [*] The Standardized Return figures for Class A shares reflect the deduction of the maximum initial sales charge of 5.75%. The Standardized Return figures for Class B and C shares reflect the deduction of the applicable CDSC imposed on redemption of Class B or C shares held for the period.

      [**] The Non-Standardized Return figures do not reflect the deduction of any initial sales charge or CDSC.

      [#] The inception date for Ivy US Emerging Growth Fund was March 3, 1993. Class A shares of the Fund were first offered for sale to the public on April 30, 1993, and Class B shares of the Fund were first offered for sale to the public on October 23, 1993. The inception date for the Class C shares of the Fund was April 30, 1996.

      [1] The Standardized Return figures for the Class A shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class A shares for the period from inception through December 31, 1998 and the one and five year periods ended December 31, 1998 would have been 20.86%, 11.21% and 15.06%, respectively.

      [2] The Standardized Return figures for the Class B shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class B shares for the period from inception through December 31, 1998 and the one and five year periods ended December 31, 1998 would have been 14.81%, 12.13%, and 15.35%, respectively.

      [3] The Standardized Return figures for the Class C shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class C shares for the period from inception through December 31, 1998 and the one year period ended December 31, 1998 would have been 5.69% and 16.19%, respectively. (Since the inception date for Class C shares was April 30, 1996, there were no outstanding Class C shares for the duration of the five year period ended December 31, 1998.)

      [4] The Non-Standardized Return figures for Class A shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class A shares for the period from inception through December 31, 1998 and the one and five year periods ended December 31, 1998 would have been 22.13%, 18.00%, and 16.43%, respectively.

      [5] The Non-Standardized Return figures for Class B shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class B shares for the period from inception through December 31, 1998 and the one and five year periods ended December 31, 1998 would have been 14.90%, 17.13%, and 15.58%, respectively.

      [6] The Non-Standardized Return figures for Class C shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class C shares for the period from inception through December 31, 1998 and the one year period ended December 31, 1998 would have been 5.69% and 17.19%, respectively. (Since the inception date for Class C shares was April 30, 1996, there were no outstanding Class C shares for the duration of the five year period ended December 31, 1998.)

      [7] The total return for a period less than a full year is calculated on an aggregate basis and is not annualized.

      CUMULATIVE TOTAL RETURN. Cumulative total return is the cumulative rate of return on a hypothetical initial investment of $1,000 in a specific class of shares of each Fund for a specified period. Cumulative total return quotations reflect changes in the price of each Fund's shares and assume that all dividends and capital gains distributions during the period were reinvested in the same Fund's shares. Cumulative total return is calculated by computing the cumulative rates of return of a hypothetical investment in a specific class of shares of each Fund over such periods, according to the following formula (cumulative total return is then expressed as a percentage):

      C = (ERV/P) - 1

      Where:      C     =     cumulative total return

                  P     =     a hypothetical initial investment of $1,000 to
                              purchase shares of a specific class

                  ERV   =     ending  redeemable  value:  ERV is the value, at
                              the   end  of   the   applicable   period,   of  a
                              hypothetical   $1,000   investment   made  at  the
                              beginning of the applicable period.

                                 IVY GROWTH FUND

      The following table summarizes the calculation of Cumulative Total Return for Ivy Growth Fund for the periods indicated through December 31, 1998, assuming the maximum 5.75% sales charge has been assessed.

                 ONE YEAR        FIVE YEARS      TEN YEARS       SINCE
                                                                    INCEPTION[*]
Class A            7.50%         73.89%          228.95%         4576.57%
Class B            7.99%         N/A             N/A                 79.02%
Class C          11.72%          N/A             N/A                 31.11%

      The following table summarizes the calculation of Cumulative Total Return for Ivy Growth Fund for the periods indicated through December 31, 1998, assuming the maximum 5.75% sales charge has not been assessed.

                 ONE YEAR        FIVE YEARS      TEN YEARS       SINCE
                                                                    INCEPTION[*]
Class A          14.05%          84.50%          249.02%         4861.88%
Class B          12.99%          N/A             N/A                 80.02%
Class C          12.72%          N/A             N/A                 31.11%
---------------------------

[*] The inception date for Ivy Growth Fund (Class A shares) was April 1, 1984; the inception date for the Class B shares of the Fund was October 23, 1993. The inception date for Class C shares of the Fund was April 30, 1996.

                           IVY GROWTH WITH INCOME FUND

      The following table summarizes the calculation of Cumulative Total Return for Ivy Growth with Income Fund for the periods indicated through December 31, 1998, assuming the maximum 5.75% sales charge has been assessed.

                 ONE YEAR        FIVE YEARS      TEN YEARS       SINCE
                                                                    INCEPTION[*]
Class A          9.84%           85.57%          252.08%         684.55%
Class B          4.01%           87.47%          N/A              89.62%
Class C          8.16%           N/A             N/A              48.05%

      The following table summarizes the calculation of Cumulative Total Return for Ivy Growth with Income Fund for the periods indicated through December 31, 1998, assuming the maximum 5.75% sales charge has not been assessed.

                 ONE YEAR        FIVE YEARS      TEN YEARS       SINCE
                                                                    INCEPTION[*]
Class A          3.53%           96.89%          273.56%         732.43%
Class B          9.01%           89.47%          N/A             90.62%
Class C          9.16%           N/A             N/A             48.05%
---------------------------

[*] The inception date for Ivy Growth with Income Fund (Class A shares) was April 1, 1984; the inception date for the Class B shares of the Fund was October 23, 1993. The inception date for Class C shares of the Fund was April 30, 1996.

                              IVY US BLUE CHIP FUND

      The following table summarizes the calculation of Cumulative Total Return for Ivy US Blue Chip Fund for the periods indicated through December 31, 1998, assuming the maximum 5.75% sales charge has been assessed.

                                     SINCE INCEPTION[*]
                     Class A         1.22%
                     Class B         (0.92)%
                     Class C         3.08%
                     Class I         N/A

      The following table summarizes the calculation of Cumulative Total Return for Ivy US Blue Chip Fund for the periods indicated through December 31, 1998, assuming the maximum 5.75% sales charge has not been assessed.

                                     SINCE INCEPTION[*]
                     Class A         7.40%
                     Class B         4.08%
                     Class C         4.08%
                     Class I         N/A

---------------------------

[*] The inception date for Ivy US Blue Chip Fund was November 2, 1998.

                           IVY US EMERGING GROWTH FUND

      The following table summarizes the calculation of Cumulative Total Return for Ivy US Emerging Growth Fund for the periods indicated through December 31, 1998, assuming the maximum 5.75% sales charge has been assessed.

                     ONE YEAR       FIVE YEARS     SINCE INCEPTION[*]
      Class A        11.21%         101.66%        193.08%
      Class B        12.13%         104.26%        105.16%
      Class C        16.19%         N/A            15.94%

      The following table summarizes the calculation of Cumulative Total Return for Ivy US Emerging Growth Fund for the periods indicated through December 31, 1998, assuming the maximum 5.75% sales charge has not been assessed.

                     ONE YEAR       FIVE YEARS    SINCE INCEPTION[*]
      Class A        18.00%         113.96%       210.96%
      Class B        17.13%         106.26%       106.16%
      Class C        17.19%         N/A           15.94%
---------------------------

[*] The inception date for Ivy US Emerging Growth Fund was March 3, 1993. Class A shares of the Fund were first offered for sale to the public on April 30, 1993, and Class B shares were first offered for sale to the public on October 23, 1993. The inception date for Class C shares was April 30, 1996.

      OTHER  QUOTATIONS,  COMPARISONS  AND GENERAL  INFORMATION.  The  foregoing computation methods are prescribed for advertising and other communications subject to SEC Rule 482. Communications not subject to this rule may contain a number of different measures of performance, computation methods and assumptions, including but not limited to: historical total returns; results of actual or hypothetical investments; changes in dividends, distributions or share values; or any graphic illustration of such data. These data may cover any period of the Trust's existence and may or may not include the impact of sales charges, taxes or other factors.

      Performance quotations for each Fund will vary from time to time depending on market conditions, the composition of the Fund's portfolio and operating expenses of the Fund. These factors and possible differences in the methods used in calculating performance quotations should be considered when comparing performance information regarding each Fund's shares with information published for other investment companies and other investment vehicles. Performance quotations should also be considered relative to changes in the value of each Fund's shares and the risks associated with each Fund's investment objectives and policies. At any time in the future, performance quotations may be higher or lower than past performance quotations and there can be no assurance that any historical performance quotation will continue in the future.

      Each Fund may also cite endorsements or use for comparison its performance rankings and listings reported in such newspapers or business or consumer publications as, among others: AAII Journal, Barron's, Boston Business Journal, Boston Globe, Boston Herald, Business Week, Consumer's Digest, Consumer Guide Publications, Changing Times, Financial Planning, Financial World, Forbes, Fortune, Growth Fund Guide, Houston Post, Institutional Investor, International Fund Monitor, Investor's Daily, Los Angeles Times, Medical Economics, Miami Herald, Money Mutual Fund Forecaster, Mutual Fund Letter, Mutual Fund Source Book, Mutual Fund Values, National Underwriter, Nelson's Directory of Investment Managers, New York Times, Newsweek, No Load Fund Investor, No Load Fund* X, Oakland Tribune, Pension World, Pensions and Investment Age, Personal Investor, Rugg and Steele, Time, U.S. News and World Report, USA Today, The Wall Street Journal, and Washington Post.

                                   FINANCIAL STATEMENTS

      Each Fund's Portfolio of Investments as of December 31, 1998, Statement of Assets and Liabilities as of December 31, 1998, Statement of Operations for the fiscal year ended December 31, 1998, Statement of Changes in Net Assets for the fiscal year ended December 31, 1998, Financial Highlights, Notes to Financial Statements, and Report of Independent Accountants, which are included in the Fund's December 31, 1998 Annual Report to shareholders, are incorporated by reference into this SAI.

                                   APPENDIX A

          DESCRIPTION OF STANDARD & POOR'S RATINGS GROUP ("S&P") AND
            MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") CORPORATE
                        BOND AND COMMERCIAL PAPER RATINGS

[From "Moody's Bond Record," November 1994 Issue (Moody's Investors Service, New York, 1994), and "Standard & Poor's Municipal Ratings Handbook," October 1997 Issue (McGraw Hill, New York, 1997).]

MOODY'S:

      (a) CORPORATE BONDS. Bonds rated Aaa by Moody's are judged by Moody's to be of the best quality, carrying the smallest degree of investment risk. Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa are judged by Moody's to be of high quality by all standards. Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large as those of Aaa bonds, or fluctuations of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than those applicable to Aaa securities. Bonds which are rated A by Moody's possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. Bonds rated Baa by Moody's are considered medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments of or maintenance of other terms of the contract over any long period of time may be small. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

      (b) COMMERCIAL PAPER. The Prime rating is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Issuers within this Prime category may be given ratings 1, 2 or 3, depending on the relative strengths of these factors. The designation of Prime-1 indicates the highest quality repayment capacity of the rated issue. Issuers rated Prime-2 are deemed to have a strong ability for repayment while issuers voted Prime-3 are deemed to have an acceptable ability for repayment. Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P:

      (a) CORPORATE BONDS. An S&P corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. The ratings described below may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

      Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong. Debt rated AA is judged by S&P to have a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree. Debt rated A by S&P has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

      Debt rated BBB by S&P is regarded by S&P as having an adequate capacity to pay interest and repay principal. Although such bonds normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than debt in higher rated categories.

      Debt rated BB, B, CCC, CC and C is regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or exposures to adverse conditions. Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating. Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating. Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating. The rating CC typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating. The rating C typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

      The rating CI is reserved for income bonds on which no interest is being paid. Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

      (b) COMMERCIAL PAPER. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

      The commercial paper rating A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation. For commercial paper with an A-2 rating, the capacity for timely payment on issues is satisfactory, but not as high as for issues designated A-1. Issues rated A-3 have adequate capacity for timely payment, but are more vulnerable to the adverse effects of changes in circumstances than obligations carrying higher designations.

      Issues rated B are regarded as having only speculative capacity for timely payment. The C rating is assigned to short-term debt obligations with a doubtful capacity for payment. Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.

                                 IVY GROWTH FUND
                           IVY GROWTH WITH INCOME FUND
                              IVY US BLUE CHIP FUND
                           IVY US EMERGING GROWTH FUND

                                    series of

                                    IVY FUND
                      Via Mizner Financial Plaza, Suite 300
                            700 South Federal Highway
                            Boca Raton, Florida 33432

                       STATEMENT OF ADDITIONAL INFORMATION
                              ADVISOR CLASS SHARES

                                   May 3, 1999
                       (as supplemented October 18, 1999)



      Ivy Fund (the "Trust") is an open-end management investment company that currently consists of nineteen fully managed portfolios, each of which (except for Ivy South America Fund and Ivy International Strategic Bond Fund) is diversified. This Statement of Additional Information ("SAI") relates to the Advisor Class shares of Ivy Growth Fund, Ivy Growth with Income Fund, Ivy US Blue Chip Fund and Ivy US Emerging Growth Fund (each a "Fund"). The other fifteen portfolios of the Trust are described in separate prospectuses and SAIs.

      This SAI is not a prospectus and should be read in conjunction with the prospectus for the Funds' Advisor Class shares dated April 30, 1999 (the "Prospectus"), which may be obtained upon request and without charge from the Trust at the Distributor's address and telephone number printed below. Advisor Class shares are only offered to certain investors (see the Prospectus). The Funds also offer Class A, B and C shares (and Class I shares, in the case of Ivy US Blue Chip Fund), which are described in a separate prospectus and SAI that may also be obtained without charge from the Distributor.

                               INVESTMENT MANAGER

                          Ivy Management, Inc. ("IMI")
                      Via Mizner Financial Plaza, Suite 300
                            700 South Federal Highway
                            Boca Raton, Florida 33432
                            Telephone: (800) 777-6472

                                   DISTRIBUTOR

                  Ivy Mackenzie Distributors, Inc. ("IMDI")
                      Via Mizner Financial Plaza, Suite 300
                            700 South Federal Highway
                            Boca Raton, Florida 33432
                            Telephone: (800) 456-5111

                                TABLE OF CONTENTS


GENERAL INFORMATION..........................................................1

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS..................................1
      IVY GROWTH FUND........................................................1
      INVESTMENT RESTRICTIONS FOR IVY GROWTH FUND............................2
      IVY GROWTH WITH INCOME FUND............................................4
      INVESTMENT RESTRICTIONS FOR IVY GROWTH WITH INCOME FUND................5
      IVY US BLUE CHIP FUND..................................................7
      INVESTMENT RESTRICTIONS FOR IVY US BLUE CHIP FUND......................8
      IVY US EMERGING GROWTH FUND...........................................10
      INVESTMENT RESTRICTIONS FOR IVY US EMERGING GROWTH FUND...............11
      COMMON STOCKS.........................................................13
      CONVERTIBLE SECURITIES................................................14
      SMALL COMPANIES.......................................................14
      ADJUSTABLE RATE PREFERRED STOCKS......................................15
      DEBT SECURITIES.......................................................15
            IN GENERAL......................................................15
            INVESTMENT-GRADE DEBT SECURITIES................................15
            LOW-RATED DEBT SECURITIES.......................................16
            U.S. GOVERNMENT SECURITIES......................................17
            ZERO COUPON BONDS...............................................18
            FIRM COMMITMENT AGREEMENTS AND "WHEN-ISSUED" SECURITIES.........18
      ILLIQUID SECURITIES...................................................18
      FOREIGN SECURITIES....................................................19
      EMERGING MARKETS......................................................20
      FOREIGN CURRENCIES....................................................22
      FOREIGN CURRENCY EXCHANGE TRANSACTIONS................................22
      REPURCHASE AGREEMENTS.................................................23
      BANKING INDUSTRY AND SAVINGS AND LOAN OBLIGATIONS.....................24
      COMMERCIAL PAPER......................................................24
      BORROWING.............................................................24
      WARRANTS..............................................................24
      REAL ESTATE INVESTMENT TRUSTS (REITS).................................25
      OPTIONS TRANSACTIONS..................................................25
            IN GENERAL......................................................25
            WRITING OPTIONS ON INDIVIDUAL SECURITIES........................26
            PURCHASING OPTIONS ON INDIVIDUAL SECURITIES.....................27
            PURCHASING AND WRITING OPTIONS ON SECURITIES INDICES............27
            RISKS OF OPTIONS TRANSACTIONS...................................28
      FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS....................29
            IN GENERAL......................................................29
            RISKS ASSOCIATED WITH FUTURES AND RELATED OPTIONS...............30
      SECURITIES INDEX FUTURES CONTRACTS....................................31
            RISKS OF SECURITIES INDEX FUTURES...............................32
            COMBINED TRANSACTIONS...........................................33

PORTFOLIO TURNOVER..........................................................33

TRUSTEES AND OFFICERS.......................................................34
            PERSONAL INVESTMENTS BY EMPLOYEES OF IMI........................34

INVESTMENT ADVISORY AND OTHER SERVICES......................................34
      BUSINESS MANAGEMENT AND INVESTMENT ADVISORY SERVICES..................34
      DISTRIBUTION SERVICES.................................................36
            RULE 18F-3 PLAN.................................................37
      CUSTODIAN.............................................................37
      FUND ACCOUNTING SERVICES..............................................37
      TRANSFER AGENT AND DIVIDEND PAYING AGENT..............................38
      ADMINISTRATOR.........................................................38
      AUDITORS..............................................................39

BROKERAGE ALLOCATION........................................................39

CAPITALIZATION AND VOTING RIGHTS............................................40

SPECIAL RIGHTS AND PRIVILEGES...............................................41
      AUTOMATIC INVESTMENT METHOD...........................................42
      EXCHANGE OF SHARES....................................................42
      RETIREMENT PLANS......................................................43
            INDIVIDUAL RETIREMENT ACCOUNTS..................................43
            ROTH IRAS.......................................................44
            QUALIFIED PLANS.................................................45
            DEFERRED COMPENSATION FOR PUBLIC SCHOOLS AND CHARITABLE
            ORGANIZATIONS ("403(B)(7) ACCOUNT").............................46
            SIMPLIFIED EMPLOYEE PENSION ("SEP") IRAS........................46
            SIMPLE PLANS....................................................46
      SYSTEMATIC WITHDRAWAL PLAN............................................47
      GROUP SYSTEMATIC INVESTMENT PROGRAM...................................47

REDEMPTIONS.................................................................48

NET ASSET VALUE.............................................................49

TAXATION....................................................................50
      OPTIONS, FUTURES AND FOREIGN CURRENCY FORWARD CONTRACTS...............51
      CURRENCY FLUCTUATIONS -- "SECTION 988" GAINS OR LOSSES................52
      INVESTMENT IN PASSIVE FOREIGN INVESTMENT COMPANIES....................53
      DEBT SECURITIES ACQUIRED AT A DISCOUNT................................53
      DISTRIBUTIONS.........................................................54
      DISPOSITION OF SHARES.................................................54
      FOREIGN WITHHOLDING TAXES.............................................55
      BACKUP WITHHOLDING....................................................56

PERFORMANCE INFORMATION.....................................................56
            AVERAGE ANNUAL TOTAL RETURN.....................................57
            CUMULATIVE TOTAL RETURN.........................................58
            OTHER QUOTATIONS, COMPARISONS AND GENERAL INFORMATION...........59

FINANCIAL STATEMENTS........................................................59

APPENDIX A..................................................................60

                               GENERAL INFORMATION

      Each Fund is organized as a separate, diversified portfolio of the Trust, an open-end management investment company organized as a Massachusetts business trust on December 21, 1983. Ivy Growth Fund commenced operations on March 1, 1984. Ivy Growth with Income Fund commenced operations on April 1, 1984. Ivy US Blue Chip Fund commenced operations on November 2, 1998. Ivy US Emerging Growth Fund commenced operations on March 3, 1993. Advisor Class shares of each Fund (except Ivy US Blue Chip Fund) were first offered on January 1, 1998. Advisor Class shares of Ivy US Blue Chip Fund were first offered on November 2, 1998.

      Descriptions in this SAI of a particular investment practice or technique in which any Fund may engage or a financial instrument which any Fund may purchase are meant to describe the spectrum of investments that IMI, in its discretion, might, but is not required to, use in managing each Fund's portfolio assets. IMI may, in its discretion, at any time employ such practice, technique or instrument for one or more funds but not for all funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in some or all markets, in which case a Fund would not use them. Certain practices, techniques, or instruments may not be principal activities of a Fund but, to the extent employed, could from time to time have a material impact on that Fund's performance.

                   INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

      Each Fund has its own investment objectives and policies, which are described in the Prospectus under the captions "Summary" and "Additional Information About Strategies and Risks." Descriptions of each Fund's policies, strategies and investment restrictions, as well as additional information regarding the characteristics and risks associated with each Fund's investment techniques, are set forth below.

      Whenever an investment objective, policy or restriction set forth in the Prospectus or this SAI states a maximum percentage of assets that may be invested in any security or other asset or describes a policy regarding quality standards, such percentage limitation or standard shall, unless otherwise indicated, apply to a Fund only at the time a transaction is entered into. Accordingly, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in the percentage which results from circumstances not involving any affirmative action by a Fund, such as a change in market conditions or a change in a Fund's asset level or other circumstances beyond a Fund's control, will not be considered a violation.

IVY GROWTH FUND

      Ivy Growth Fund's principal investment objective is long-term capital growth primarily through investment in equity securities, with current income being a secondary consideration. Under normal conditions, the Fund invests at least 65% of its total assets in common stocks and securities convertible into common stocks. The Fund invests primarily in common stocks of domestic corporations with low price-earnings ratios and rising earnings, focusing on established, financially secure firms with capitalizations over $100 million and more than three years of operating history.

      Ivy Growth Fund may invest up to 25% of its net assets in foreign equity securities, primarily those traded in European, Pacific Basin and Latin American markets, some of which may be emerging markets involving special risks, as described below. Individual foreign securities are selected based on value indicators, such as a low price-earnings ratio, and are reviewed for fundamental financial strength.

      When  circumstances   warrant,  the  Fund  may  invest  without  limit  in
investment grade debt securities (e.g., U.S. Government securities or other corporate debt securities rated at least Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poors Ratings Services ("S&P"), or, if unrated, considered by IMI to be of comparable quality), preferred stocks, or cash or cash equivalents such as bank obligations (including certificates of deposit and bankers' acceptances), commercial paper, short-term notes and repurchase agreements.

      The Fund may invest up to 5% of its net assets in debt securities rated Ba or below by Moody's or BB or below by S&P, or if unrated, considered by IMI to be of comparable quality (commonly referred to as "high yield" or "junk" bonds). The Fund will not invest in debt securities rated less than C by either Moody's or S&P.

      The Fund may borrow up to 10% of the value of its total assets, but only for temporary purposes when it would be advantageous to do so from an investment standpoint. The Fund may invest up to 5% of its net assets in warrants. The Fund may not invest more than 15% of its net assets in illiquid securities. The Fund may enter into forward foreign currency contracts and may also invest in equity real estate investment trusts.

      Ivy Growth Fund may write put options, with respect to not more than 10% of the value of its net assets, on securities and stock indices, and may write covered call options with respect to not more than 25% of the value of its net assets. The Fund may purchase options, provided the aggregate premium paid for all options held does not exceed 5% of its net assets. For hedging purposes only, the Fund may enter into stock index futures contracts as a means of regulating its exposure to equity markets. The Fund's equivalent exposure in stock index futures contracts will not exceed 15% of its total assets.

                 INVESTMENT RESTRICTIONS FOR IVY GROWTH FUND

      Ivy Growth Fund's investment objectives as set forth in the "Summary" section of the Prospectus, together with the investment restrictions set forth below, are fundamental policies of the Fund and may not be changed without the approval of a majority (as defined in the 1940 Act) of the outstanding voting shares of the Fund. The Fund has adopted the following fundamental investment restrictions:

(i) The Fund has elected to be classified as a diversified series of an open-end investment company.

(ii) The Fund will not borrow money, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(iii) The Fund will not issue senior securities, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(iv) The Fund will not engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

(v) The Fund will not purchase or sell real estate (which term does not include securities of companies that deal in real estate or mortgages or investments secured by real estate or interests therein), except that the Fund may hold and sell real estate acquired as a result of the Fund's ownership of securities.

(vi) The Fund will not purchase physical commodities or contracts relating to physical commodities, although the Fund may invest in commodities futures contracts and options thereon to the extent permitted by its Prospectus and this SAI.

(vii) The Fund will not make loans to other persons, except (a) loans of portfolio securities, and (b) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with the Fund's investment objective and policies may be deemed to be loans.

(viii) The Fund will not concentrate its investments in a particular industry, as the term "concentrate" is interpreted in connection with the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

                             ADDITIONAL RESTRICTIONS

      Ivy Growth Fund has adopted the following additional restrictions which are not fundamental and which may be changed without shareholder approval to the extent permitted by applicable law, regulation or regulatory policy.

      Under these restrictions, the Fund may not:

(i) invest in oil, gas or other mineral leases or exploration or development programs;

(ii) engage in the purchase and sale of puts, calls, straddles or spreads (except to the extent described in the Prospectus and in this SAI);

(iii)     invest  in  companies  for  the  purpose  of  exercising   control  of
          management;

(iv) invest more than 5% of its total assets in warrants, valued at the lower of cost or market, or more than 2% of its total assets in warrants, so valued, which are not listed on either the New York or American Stock Exchanges;

(v) purchase any security if, as a result, the Fund would then have more than 5% of its total assets (taken at current value) invested in securities of companies (including predecessors) less than three years old;

(vi) invest more than 5% of the value of its total assets in the securities of issuers which are not readily marketable;

(vii) borrow money, except for temporary purposes where investment transactions might advantageously require it. Any such loan may not be for a period in excess of 60 days, and the aggregate amount of all outstanding loans may not at any time exceed 10% of the value of the total assets of the Fund at the time any such loan is made;

(viii)    purchase securities on margin;

(ix)      sell securities short;

(x) purchase from or sell to any of its officers or trustees, or firms of which any of them are members or which they control, any securities (other than capital stock of the Fund), but such persons or firms may act as brokers for the Fund for customary commissions to the extent permitted by the Investment Company Act of 1940; or

(xi) purchase the securities of any other open-end investment company, except as part of a plan of merger or consolidation.

      Under the 1940 Act, the Fund is permitted, subject to its investment restrictions, to borrow money only from banks. The Trust has no current intention of borrowing amounts in excess of 5% of the Fund's assets. The Fund will continue to interpret fundamental investment restriction (v) to prohibit investment in real estate limited partnership interests; this restriction shall not, however, prohibit investment in readily marketable securities of companies that invest in real estate or interests therein, including real estate investment trusts.

IVY GROWTH WITH INCOME FUND

      Ivy Growth with Income Fund's principal investment objective is long-term capital growth primarily through investment in equity securities, with current income being a secondary consideration. The Fund has some emphasis on dividend-paying stocks. Under normal conditions, the Fund invests at least 65% of its total assets in common stocks and securities convertible into common stocks. The Fund invests primarily in common stocks of domestic corporations with low price-earnings ratios and rising earnings, focusing on established, financially secure firms with capitalizations over $100 million and more than three years of operating history.

      Ivy Growth with Income Fund may invest up to 25% of its net assets in foreign equity securities, primarily those traded in European, Pacific Basin and Latin American markets, some of which may be emerging markets involving special risks, as described below. Individual foreign securities are selected based on value indicators, such as a low price-earnings ratio, and are reviewed for fundamental financial strength.

      When  circumstances   warrant,  the  Fund  may  invest  without  limit  in
investment grade debt securities (e.g., U.S. Government securities or other corporate debt securities rated at least Baa by Moody's or BBB by S&P, or, if unrated, considered by IMI to be of comparable quality), preferred stocks, or cash or cash equivalents such as bank obligations (including certificates of deposit and bankers' acceptances), commercial paper, short-term notes and repurchase agreements.

      The Fund may invest less than 35% of its net assets in debt securities rated Ba or below by Moody's or BB or below by S&P, or if unrated, considered by IMI to be of comparable quality (commonly referred to as "high yield" or "junk" bonds). The Fund will not invest in debt securities rated less than C by either Moody's or S&P.

      The Fund may borrow up to 10% of the value of its total assets, but only for temporary purposes when it would be advantageous to do so from an investment standpoint. The Fund may invest up to 5% of its net assets in warrants. The Fund may not invest more than 15% of its net assets in illiquid securities. The Fund may enter into forward foreign currency contracts. The Fund may also invest in equity real estate investment trusts.

      The Fund may write put options, with respect to not more than 10% of the value of its net assets, on securities and stock indices, and may write covered call options with respect to not more than 25% of the value of its net assets. The Fund may purchase options, provided the aggregate premium paid for all options held does not exceed 5% of its net assets. For hedging purposes only, the Fund may enter into stock index futures contracts as a means of regulating its exposure to equity markets. The Fund's equivalent exposure in stock index futures contracts will not exceed 15% of its total assets.

           INVESTMENT RESTRICTIONS FOR IVY GROWTH WITH INCOME FUND

      Ivy Growth with Income Fund's investment objectives as set forth in the "Summary" section of the Prospectus, together with the investment restrictions set forth below, are fundamental policies of the Fund and may not be changed without the approval of a majority of the outstanding voting shares of the Fund. The Fund has adopted the following fundamental investment restrictions:

(i) The Fund has elected to be classified as a diversified series of an open-end investment company.

(ii) The Fund will not borrow money, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(iii) The Fund will not issue senior securities, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(iv) The Fund will not engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

(v) The Fund will not purchase or sell real estate (which term does not include securities of companies that deal in real estate or mortgages or investments secured by real estate or interests therein), except that the Fund may hold and sell real estate acquired as a result of the Fund's ownership of securities.

(vi) The Fund will not purchase physical commodities or contracts relating to physical commodities, although the Fund may invest in commodities futures contracts and options thereon to the extent permitted by the Prospectus and this SAI.

(vii) The Fund will not make loans to other persons, except (a) loans of portfolio securities, and (b) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with the Fund's investment objective and policies may be deemed to be loans.

(viii) The Fund will not concentrate its investments in a particular industry, as the term "concentrate" is interpreted in connection with the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

                             ADDITIONAL RESTRICTIONS

      Ivy Growth with Income Fund has adopted the following additional restrictions, which are not fundamental and which may be changed without shareholder approval to the extent permitted by applicable law, regulation or regulatory policy.

      Under these restrictions, the Fund may not:

(i) invest in oil, gas or other mineral leases or exploration or development programs;

(ii) engage in the purchase and sale of puts, calls, straddles or spreads (except of the extent described in the Prospectus and in this SAI);

(iii)     invest  in  companies  for  the  purpose  of  exercising   control  of
          management;

(iv) invest more than 5% of its total assets in warrants, valued at the lower of cost or market, or more than 2% of its total assets in warrants, so valued, which are not listed on either the New York or American Stock Exchanges;

(v) purchase any security if, as a result, the Fund would then have more than 5% of its total assets (taken at current value) invested in securities of companies (including predecessors) less than three years old;

(vi) invest more than 5% of the value of its total assets in the securities of issuers which are not readily marketable;

(viii) borrow money, except for temporary purposes where investment transactions might advantageously require it. Any such loan may not be for a period in excess of 60 days, and the aggregate amount of all outstanding loans may not at any time exceed 10% of the value of the total assets of the Fund at the time any such loan is made;

(ix)      purchase securities on margin;

(x)       sell securities short;

(xi) purchase from or sell to any of its officers or trustees, or firms of which any of them are members or which they control, any securities (other than capital stock of the Fund), but such persons or firms may act as brokers for the Fund for customary commissions to the extent permitted by the 1940 Act; or

(xii) purchase the securities of any other open-end investment company, except as part of a plan of merger or consolidation.

      The Trust has no current intention of borrowing amounts in excess of 5% of the Fund's assets. The Fund will continue to interpret fundamental investment restriction (v) to prohibit investment in real estate limited partnership interests; this restriction shall not, however, prohibit investment in readily marketable securities of companies that invest in real estate or interests therein, including real estate investment trusts.

IVY US BLUE CHIP FUND

      Ivy US Blue Chip Fund's investment objective is long-term capital growth primarily through investment in equity securities, with current income being a secondary consideration. Under normal conditions, the Fund will invest at least 65% of its total assets in the common stocks of companies determined by IMI to be "Blue Chip." Generally, the median market capitalization of companies targeted for investment by the Fund will be greater than $5 billion. For investment purposes, however, Blue Chip companies are those companies whose market capitalization is greater than $1 billion at the time of investment.

      Blue Chip companies are those which occupy (or in IMI's judgment have the potential to occupy) leading market positions that are expected to be maintained or enhanced over time. Such companies tend to have a lengthy history of profit growth and dividend payment, and a reputation for quality management structure, products and services. Securities of Blue Chip companies generally are considered to be highly liquid because, compared to those of lesser-capitalized companies, more shares of these securities are outstanding in the marketplace and their trading volume tends to be higher.

      When circumstances warrant, Ivy US Blue Chip Fund may invest without limit in investment grade debt securities (e.g., U.S. Government securities or other corporate debt securities rated at least Baa by Moody's or BBB by S&P, or, if unrated, are considered by IMI to be of comparable quality), preferred stocks, or cash or cash equivalents such as bank obligations (including certificates of deposit and bankers' acceptances), commercial paper, short-term notes and repurchase agreements.

      Ivy US Blue Chip Fund may borrow up to 10% of the value of its total assets, for temporary purposes when it would be advantageous to do so from an investment standpoint. The Fund may invest up to 5% of its net assets in warrants. The Fund may not invest more than 15% of its net assets in illiquid securities. The Fund may also invest in equity real estate investment trusts ("REITs").

      The Fund may write put options on securities and stock indices, with respect to not more than 10% of the value of its net assets, and may write covered call options with respect to not more than 25% of the value of its net assets. The Fund may purchase options, provided the aggregate premium paid for all options held does not exceed 5% of its total assets. The Fund may purchase interest rate and other financial futures contracts and related options. For hedging purposes only, the Fund may enter into stock index futures contracts as a means of regulating its exposure to equity markets. The Fund's equivalent exposure in stock index futures contracts will not exceed 15% of its total assets.

              INVESTMENT RESTRICTIONS FOR IVY US BLUE CHIP FUND

      Ivy US Blue Chip Fund's investment objective, as set forth in the Prospectus under "Investment Objectives and Policies," and the investment restrictions set forth below are fundamental policies of the Fund and may not be changed with respect to the approval of a majority (as defined in the 1940 Act) of the outstanding voting shares of the Fund. The Fund has adopted the following fundamental investment restrictions:

(i) The Fund has elected to be classified as a diversified series of an open-end investment company.

(ii) The Fund will not borrow money, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(iii) The Fund will not issue senior securities, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(iv) The Fund will not engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

(v) The Fund will not purchase or sell real estate (which term does not include securities of companies that deal in real estate or mortgages or investments secured by real estate or interests therein), except that the Fund may hold and sell real estate acquired as a result of the Fund's ownership of securities.

(vi) The Fund will not purchase physical commodities or contracts relating to physical commodities, although the Fund may invest in commodities futures contracts and options thereon to the extent permitted by the Prospectus and this SAI.

(vii) The Fund will not make loans to other persons, except (a) loans of portfolio securities, and (b) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with the Fund's investment objective and policies may be deemed to be loans.

(viii) The Fund will not concentrate its investments in a particular industry, as the term "concentrate" is interpreted in connection with the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

                             ADDITIONAL RESTRICTIONS

      Ivy US Blue Chip Fund has adopted the following additional restrictions, which are not fundamental and which may be changed without shareholder approval, to the extent permitted by applicable law, regulation or regulatory policy. Under these restrictions, the Fund may not:

(i) purchase any security if, as a result, the Fund would then have more than 5% of its total assets (taken at current value) invested in securities of companies (including predecessors) less than three years old;

(ii) invest in oil, gas or other mineral leases or exploration or development programs;

(iii) engage in the purchase and sale of puts, calls, straddles or spreads (except to the extent described in the Prospectus and in this SAI);

(iv)      invest  in  companies  of  the  purpose  of   exercising   control  of
          management;

(v) invest more than 5% of its total assets in warrants, valued at the lower of cost or market, or more than 2% of its total assets in warrants, so valued, which are not listed on either the New York or American Stock Exchanges;

(vi) purchase or retain securities of any company if officers and Trustees of the Trust and officers and directors of IMI, MIMI or Mackenzie Financial Corporation who individually own more than 1/2 of 1% of the securities of that company together own beneficially more than 5% of such securities;

(vii) invest more than 15% of its net assets in "illiquid securities." Illiquid securities may include securities subject to legal or contractual restrictions on resale (including private placements), repurchase agreements maturing in more than seven days, certain options traded over the counter that the Fund has purchased, securities being used to cover certain options that the Fund has written, securities for which market quotations are not readily available, or other securities which legally or in IMI's opinion, subject to the Board's supervision, may be deemed illiquid, but shall not include any such instrument that, due to the existence of a trading market or to other factors, is liquid;

(viii) purchase securities of another investment company, except in connection with a merger, consolidation, reorganization or acquisition or assets, and except that the Fund may (i) invest in securities of other investment companies subject to the restrictions set forth in
          Section 12(d)(1) of the 1940 Act and (ii) acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on subparagraphs (f) and (g) of Section 12(d)(1) of the 1940 Act;

(ix) purchase securities on margin, except such short-term credits as are necessary for the clearance of transactions, the deposit or payment by the Fund of initial or variation margins in connection with futures contracts or related options transactions is not considered the purchase of a security on margin;

(x)       sell securities short;

(xi) purchase from or sell to any of its officers or trustees, or firms of which any of them are members or which they control, any securities (other than shares of the Fund), but such persons or firms may act as brokers for the Fund for customary commissions to the extent permitted by the 1940 Act; or

(xii)     borrow  amounts  in excess of 10% of its  total  assets,  taken at the lower of cost or market value, as a temporary measure for extraordinary or emergency purposes or where investment transactions might advantageously require it, or except in connection with reverse repurchase agreements, provided that the Fund maintains net asset coverage of at least 300% for all borrowings.

      Under the 1940 Act, the Fund is permitted, subject to the Fund's investment restrictions, to borrow money only from banks. The Trust has no current intention of borrowing amounts in excess of 5% of the Fund's assets. The Fund will continue to interpret fundamental investment restriction (v) above to prohibit investment in real estate limited partnership interests; this restriction shall not, however, prohibit investment in readily marketable securities of companies that invest in real estate or interests therein, including REITs. Despite fundamental investment restriction (vi) above, the Fund may invest in interest rate and other financial futures contracts and related options.


      IVY US EMERGING GROWTH FUND

      Ivy US Emerging Growth Fund's principal investment objective is long-term capital growth primarily through investment in equity securities, with current income being a secondary consideration. Under normal conditions, the Fund invests at least 65% of its total assets in common stocks and securities convertible into common stocks. The Fund invests primarily in common stocks (or securities with similar characteristics) of small- and medium-sized companies, both domestic and foreign, that are in the early stages of their life cycles and that IMI believes have the potential to become major enterprises. These may include securities issued pursuant to initial public offerings ("IPOs"). The Fund may engage in short-term trading.

      Ivy US Emerging Growth Fund may invest up to 25% of its net assets in foreign equity securities, primarily those traded in European, Pacific Basin and Latin American markets, some of which may be emerging markets involving special risks, as described below. Individual foreign securities are selected based on value indicators, such as a low price-earnings ratio, and are reviewed for fundamental financial strength.

      When  circumstances   warrant,  the  Fund  may  invest  without  limit  in
investment grade debt securities (e.g., U.S. Government securities or other corporate debt securities rated as least Baa by Moody's or BBB by S&P, or, if unrated, are considered by IMI to be of comparable quality), preferred stocks, or cash or cash equivalents such as bank obligations (including certificates of deposit and bankers' acceptances), commercial paper, short-term notes and repurchase agreements.

      The Fund may borrow up to 10% of the value of its total assets, but only for temporary purposes when it would be advantageous to do so from an investment standpoint. The Fund may invest up to 5% of its net assets in warrants. The Fund may not invest more than 15% of its net assets in illiquid securities. The Fund may enter into forward foreign currency contracts.

      Ivy US Emerging Growth Fund may write put options, with respect to not more than 10% of the value of its net assets, on securities and stock indices, and may write covered call options with respect to not more than 25% of the value of its net assets. The Fund may purchase options, provided the aggregate premium paid for all options held does not exceed 5% of its net assets. For hedging purposes only, the Fund may enter into stock index futures contracts as a means of regulating its exposure to equity markets. The Fund's equivalent exposure in stock index futures contracts will not exceed 15% of its total assets.

           INVESTMENT RESTRICTIONS FOR IVY US EMERGING GROWTH FUND

Ivy US Emerging Growth Fund's investment objectives as set forth in the "Summary" section of the Prospectus, together with the investment restrictions set forth below, are fundamental policies of the Fund and may not be changed without the approval of a majority of the outstanding voting shares of the Fund. The Fund has adopted the following fundamental investment restrictions:

(i) The Fund has elected to be classified as a diversified series of an open-end investment company.

(ii) The Fund will not borrow money, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(iii) The Fund will not issue senior securities, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(iv) The Fund will not engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

(v) The Fund will not purchase or sell real estate (which term does not include securities of companies that deal in real estate or mortgages or investments secured by real estate or interests therein), except that the Fund may hold and sell real estate acquired as a result of the Fund's ownership of securities.

(vi) The Fund will not purchase physical commodities or contracts relating to physical commodities, although the Fund may invest in commodities futures contracts and options thereon to the extent permitted by the Prospectus and this SAI.

(vii) The Fund will not make loans to other persons, except (a) loans of portfolio securities, and (b) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with the Fund's investment objective and policies may be deemed to be loans.

(viii) The Fund will not concentrate its investments in a particular industry, as the term "concentrate" is interpreted in connection with the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

                             ADDITIONAL RESTRICTIONS

      Ivy  US  Emerging  Growth  Fund  has  adopted  the  following   additional
restrictions, which are not fundamental and which may be changed without shareholder approval, to the extent permitted by applicable law, regulation or regulatory policy. Under these restrictions, the Fund may not:

(i) purchase any security if, as a result, the Fund would then have more than 5% of its total assets (taken at current value) invested in securities of companies (including predecessors) less than three years old;

(ii) invest in oil, gas or other mineral leases or exploration or development programs;

(iii) engage in the purchase and sale of puts, calls, straddles or spreads (except to the extent described in the Prospectus and in this SAI);

(iv)      invest  in  companies  for  the  purpose  of  exercising   control  of
          management;

(v) invest more than 5% of its total assets in warrants, valued at the lower of cost or market, or more than 2% of its total assets in warrants, so valued, which are not listed on either the New York or American Stock Exchanges;

(vi) purchase or retain securities of any company if officers and Trustees of the Trust and officers and directors of Ivy Management, Inc. (the Manager, with respect to Ivy Bond Fund), MIMI or Mackenzie Financial Corporation who individually own more than 1/2 of 1% of the securities of that company together own beneficially more than 5% of such securities;

(vii) invest more than 15% of its net assets taken at market value at the time of investment in "illiquid securities." Illiquid securities may include securities subject to legal or contractual restrictions on resale (including private placements), repurchase agreements maturing in more than seven days, certain options traded over the counter that the Fund has purchased, securities being used to cover certain options that a fund has written, securities for which market quotations are not readily available, or other securities which legally or in IMI's opinion, subject to the Board's supervision, may be deemed illiquid, but shall not include any instrument that, due to the existence of a trading market, to the Fund's compliance with certain conditions intended to provide liquidity, or to other factors, is liquid;

(viii) purchase securities of other investment companies, except in connection with a merger, consolidation or sale of assets, and except that it may purchase shares of other investment companies subject to such restrictions as may be imposed by the 1940 Act and rules thereunder or by any state in which its shares are registered;

(ix)      purchase securities on margin;

(x)       sell securities short;

(xi) purchase from or sell to any of its officers or trustees, or firms of which any of them are members or which they control, any securities (other than capital stock of the Fund), but such persons or firms may act as brokers for the Fund for customary commissions to the extent permitted by the Investment Company Act of 1940; or

(xii) borrow money, except for temporary purposes where investment transactions might advantageously require it. Any such loan may not be for a period in excess of 60 days, and the aggregate amount of all outstanding loans may not at any time exceed 10% of the value of the total assets of the Fund at the time any such loan is made.

      The Trust has no current intention of borrowing amounts in excess of 5% of the Fund's assets. The Fund will continue to interpret fundamental investment restriction (v) above to prohibit investment in real estate limited partnership interests; this restriction shall not, however, prohibit investment in readily marketable securities of companies that invest in real estate or interests therein, including REITs.

COMMON STOCKS

      Common stock can be issued by companies to raise cash; all common stock shares represent a proportionate ownership interest in a company. As a result, the value of common stock rises and falls with a company's success or failure. The market value of common stock can fluctuate significantly, with smaller companies being particularly susceptible to price swings. Transaction costs in smaller company stocks may also be higher than those of larger companies.

CONVERTIBLE SECURITIES

      The convertible securities in which each Fund may invest include corporate bonds, notes, debentures, preferred stock and other securities that may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. Investments in convertible securities can provide income through interest and dividend payments as well as an opportunity for capital appreciation by virtue of their conversion or exchange features. Because convertible securities can be converted into equity securities, their values will normally vary in some proportion with those of the underlying equity securities. Convertible securities usually provide a higher yield than the underlying equity, however, so that the price decline of a convertible security may sometimes be less substantial than that of the underlying equity security. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stock changes, and, therefore, also tends to follow movements in the general market for equity securities. When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of the value of the underlying common stock, although typically not as much as the price of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

      As debt securities, convertible securities are investments that provide for a stream of income. Like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

      Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, are senior in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, convertible bonds and convertible preferred stock typically have lower coupon rates than similar non-convertible securities. Convertible securities may be issued as fixed income obligations that pay current income.

SMALL COMPANIES

      Investing in smaller company stocks involves certain special considerations and risks that are not usually associated with investing in larger, more established companies. For example, the securities of small or new companies may be subject to more abrupt or erratic market movements because they tend to be thinly traded and are subject to a greater degree to changes in the issuer's earnings and prospects. Small companies also tend to have limited product lines, markets or financial resources. Transaction costs in smaller company stocks also may be higher than those of larger companies.

INITIAL PUBLIC OFFERINGS

      Securities issued through an initial public offering (IPO) can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. Information about the issuers of IPO securities is also difficult to acquire since they are new to the market and may not have lengthy operating histories. A Fund may engage in short-term trading in connection with its IPO investments, which could produce higher trading costs and adverse tax consequences. The number of securities issued in an IPO is limited, so it is likely that IPO securities will represent a smaller component of a Fund's portfolio as the Fund's assets increase (and thus have a more limited effect on the Fund's performance).

ADJUSTABLE RATE PREFERRED STOCKS

      Adjustable rate preferred stocks have a variable dividend, generally determined on a quarterly basis according to a formula based upon a specified premium or discount to the yield on a particular U.S. Treasury security rather than a dividend which is set for the life of the issue. Although the dividend rates on these stocks are adjusted quarterly and their market value should therefore be less sensitive to interest rate fluctuations than are other fixed income securities and preferred stocks, the market values of adjustable rate preferred stocks have fluctuated and can be expected to continue to do so in the future.

DEBT SECURITIES

      IN GENERAL. Investment in debt securities involves both interest rate and credit risk. Generally, the value of debt instruments rises and falls inversely with fluctuations in interest rates. As interest rates decline, the value of debt securities generally increases. Conversely, rising interest rates tend to cause the value of debt securities to decrease. Bonds with longer maturities generally are more volatile than bonds with shorter maturities. The market value of debt securities also varies according to the relative financial condition of the issuer. In general, lower-quality bonds offer higher yields due to the increased risk that the issuer will be unable to meet its obligations on interest or principal payments at the time called for by the debt instrument.

      INVESTMENT-GRADE DEBT SECURITIES. Bonds rated Aaa by Moody's Investors Service, Inc. ("Moody's") and AAA by Standard & Poor's Ratings Group ("S&P") are judged to be of the best quality (i.e., capacity to pay interest and repay principal is extremely strong). Bonds rated Aa/AA are considered to be of high quality (i.e., capacity to pay interest and repay principal is very strong and differs from the highest rated issues only to a small degree). Bonds rated A are viewed as having many favorable investment attributes, but elements may be present that suggest a susceptibility to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. Bonds rated Baa/BBB (considered by Moody's to be "medium grade" obligations) are considered to have an adequate capacity to pay interest and repay principal, but certain protective elements may be lacking (i.e., such bonds lack outstanding investment characteristics and have some speculative characteristics). The Funds may invest in debt securities that are given an investment-grade rating by Moody's or S&P, and may also invest in unrated debt securities that are considered by IMI to be of comparable quality.

      LOW-RATED DEBT SECURITIES. Securities rated lower than Baa by Moody's or BBB by S&P, and comparable unrated securities (commonly referred to as "high yield" or "junk" bonds), including many emerging markets bonds, are considered to be predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. The lower the ratings of corporate debt securities, the more their risks render them like equity securities. Such securities carry a high degree of risk (including the possibility of default or bankruptcy of the issuers of such securities), and generally involve greater volatility of price and risk of principal and income (and may be less liquid) than securities in the higher rating categories. (See Appendix A for a more complete description of the ratings assigned by Moody's and S&P and their respective characteristics.)

      Lower rated and unrated securities are especially subject to adverse changes in general economic conditions and to changes in the financial condition of their issuers. Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. During an economic downturn or period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service their principal and interest payment obligations. Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect a Fund's net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

      Changes in interest rates may have a less direct or dominant impact on high yield bonds than on higher quality issues of similar maturities. However, the price of high yield bonds can change significantly or suddenly due to a host of factors including changes in interest rates, fundamental credit quality, market psychology, government regulations, U.S. economic growth and, at times, stock market activity. High yield bonds may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, a Fund may have to replace the security with a lower yielding security.

      The trading market for high yield securities may be thin to the extent that there is no established retail secondary market or because of a decline in the value of such securities. A thin trading market may limit the ability of each Fund to accurately value high yield securities in the Fund's portfolio, could adversely affect the price at which that Fund could sell such securities, and cause large fluctuations in the daily net asset value of that Fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of low-rated debt securities, especially in a thinly traded market. When secondary markets for high yield securities become relatively less liquid, it may be more difficult to value the securities, requiring additional research and elements of judgment. These securities may also involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

      Credit quality in the high yield securities market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high yield security. For these reasons, it is the policy of IMI not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and on-going review of credit quality. The achievement of each Fund's investment objectives by investment in such securities may be more dependent on IMI's credit analysis than is the case for higher quality bonds. Should the rating of a portfolio security be downgraded, IMI will determine whether it is in the best interest of a Fund to retain or dispose of such security. However, should any individual bond held by a Fund be downgraded below a rating of C, IMI currently intends to dispose of such bond based on then existing market conditions.

      Prices for high yield securities may be affected by legislative and regulatory developments. For example, Federal rules require savings and loan institutions to gradually reduce their holdings of this type of security. Also, Congress has from time to time considered legislation that would restrict or eliminate the corporate tax deduction for interest payments in these securities and regulate corporate restructurings. Such legislation may significantly depress the prices of outstanding securities of this type.

      U.S. GOVERNMENT SECURITIES. U.S. Government securities are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. Securities guaranteed by the U.S. Government include:
(1) direct obligations of the U.S. Treasury (such as Treasury bills, notes, and bonds) and (2) Federal agency obligations guaranteed as to principal and interest by the U.S. Treasury (such as GNMA certificates, which are mortgage-backed securities). When such securities are held to maturity, the payment of principal and interest is unconditionally guaranteed by the U.S. Government, and thus they are of the highest possible credit quality. U.S. Government securities that are not held to maturity are subject to variations in market value due to fluctuations in interest rates.

      Mortgage-backed securities are securities representing part ownership of a pool of mortgage loans. For example, GNMA certificates are such securities in which the timely payment of principal and interest is guaranteed by the full faith and credit of the U.S. Government. Although the mortgage loans in the pool will have maturities of up to 30 years, the actual average life of the loans typically will be substantially less because the mortgages will be subject to principal amortization and may be prepaid prior to maturity. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayments tends to increase, thereby shortening the actual average life of the security. Conversely, rising interest rates tend to decrease the rate of prepayment, thereby lengthening the actual average life of the security (and increasing the security's price volatility). Accordingly, it is not possible to predict accurately the average life of a particular pool. Reinvestment of prepayment may occur at higher or lower rates than the original yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current rates, mortgage-backed securities can be less effective than typical bonds of similar maturities at "locking in" yields during periods of declining interest rates, and may involve significantly greater price and yield volatility than traditional debt securities. Such securities may appreciate or decline in market value during periods of declining or rising interest rates, respectively.

      Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of nor guaranteed by the U.S. Treasury; however, they involve Federal sponsorship in one way or another. Some are backed by specific types of collateral, some are supported by the issuer's right to borrow from the Treasury, some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer, others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to, Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, Federal National Mortgage Association, Federal Home Loan Mortgage Association and Student Loan Marketing Association.

      ZERO COUPON BONDS. Zero coupon bonds are debt obligations issued without any requirement for the periodic payment of interest. Zero coupon bonds are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds would accrue and compound over the period until maturity at a rate of interest reflecting the market rate at the time of issuance. If a Fund holds zero coupon bonds in its portfolio, it would recognize income currently for Federal income tax purposes in the amount of the unpaid, accrued interest and generally would be required to distribute dividends representing such income to shareholders currently, even though funds representing such income would not have been received by the Fund. Cash to pay dividends representing unpaid, accrued interest may be obtained from, for example, sales proceeds of portfolio securities and Fund shares and from loan proceeds. The potential sale of portfolio securities to pay cash distributions from income earned on zero coupon bonds may result in a Fund being forced to sell portfolio securities at a time when it might otherwise choose not to sell these securities and when the Fund might incur a capital loss on such sales. Because interest on zero coupon obligations is not distributed to a Fund on a current basis, but is in effect compounded, the value of such securities of this type is subject to greater fluctuations in response to changing interest rates than the value of debt obligations which distribute income regularly.

      FIRM COMMITMENT AGREEMENTS AND "WHEN-ISSUED" SECURITIES. New issues of certain debt securities are often offered on a "when-issued" basis, meaning the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment, but delivery and payment for the securities normally take place after the date of the commitment to purchase. Firm commitment agreements call for the purchase of securities at an agreed-upon price on a specified future date. Ivy US Blue Chip Fund uses such investment techniques in order to secure what is considered to be an advantageous price and yield to the Fund and not for purposes of leveraging the Fund's assets. In either instance, Ivy US Blue Chip Fund will maintain in a segregated account with its Custodian cash or liquid securities equal (on a daily marked-to-market basis) to the amount of its commitment to purchase the underlying securities.

ILLIQUID SECURITIES

      Each Fund may purchase securities other than in the open market. While such purchases may often offer attractive opportunities for investment not otherwise available on the open market, the securities so purchased are often "restricted securities" or "not readily marketable" (i.e., they cannot be sold to the public without registration under the Securities Act of 1933, as amended (the "1933 Act"), or the availability of an exemption from registration (such as Rule 144A) or because they are subject to other legal or contractual delays in or restrictions on resale). This investment practice, therefore, could have the effect of increasing the level of illiquidity of a Fund. It is each Fund's policy that illiquid securities (including repurchase agreements of more than seven days duration, certain restricted securities, and other securities which are not readily marketable) may not constitute, at the time of purchase, more than 15% of the value of the Fund's net assets. The Trust's Board of Trustees has approved guidelines for use by IMI in determining whether a security is illiquid.

      Generally speaking, restricted securities may be sold (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the 1933 Act. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. If adverse market conditions were to develop during the period between a Fund's decision to sell a restricted or illiquid security and the point at which that Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. Where a registration statement is required for the resale of restricted securities, a Fund may be required to bear all or part of the registration expenses. A Fund may be deemed to be an "underwriter" for purposes of the 1933 Act when selling restricted securities to the public and, in such event, the Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

      Since it is not possible to predict with assurance that the market for securities eligible for resale under Rule 144A will continue to be liquid, IMI will monitor such restricted securities subject to the supervision of the Board of Trustees. Among the factors IMI may consider in reaching liquidity decisions relating to Rule 144A securities are: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer).

FOREIGN SECURITIES

      The securities of foreign issuers in which Ivy Growth Fund, Ivy Growth with Income Fund, and Ivy US Emerging Growth Fund may invest include non-U.S. dollar-denominated debt securities, Euro dollar securities, sponsored and unsponsored American Depository Receipts ("ADRs"), Global Depository Receipts ("GDRs"), American Depository Shares ("ADSs"), Global Depository Shares ("GDSs") and related depository instruments, and debt securities issued, assumed or guaranteed by foreign governments or political subdivisions or instrumentalities thereof. Shareholders should consider carefully the substantial risks involved in investing in securities issued by companies and governments of foreign nations, which are in addition to the usual risks inherent in each Fund's domestic investments.

      Although IMI intends to invest each Fund's assets only in nations that are generally considered to have relatively stable and friendly governments, there is the possibility of expropriation, nationalization, repatriation or confiscatory taxation, taxation on income earned in a foreign country and other foreign taxes, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default on foreign government securities, political or social instability or diplomatic developments which could affect investments in securities of issuers in those nations. In addition, in many countries there is less publicly available information about issuers than is available for U.S. companies. Moreover, foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. In many foreign countries, there is less governmental supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in the United States. Foreign securities transactions may also be subject to higher brokerage costs than domestic securities transactions. The foreign securities markets of many of the countries in which each Fund may invest may also be smaller, less liquid and subject to greater price volatility than those in the United States. In addition, each Fund may encounter difficulties or be unable to pursue legal remedies and obtain judgment in foreign courts.

      Foreign bond markets have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of a Fund are uninvested and no return is earned thereon. The inability of each Fund to make intended security purchases due to settlement problems could cause that Fund to miss attractive investment opportunities. Further, the inability to dispose of portfolio securities due to settlement problems could result either in losses to a Fund because of subsequent declines in the value of the portfolio security or, if the Fund has entered into a contract to sell the security, in possible liability to the purchaser. It may be more difficult for each Fund's agents to keep currently informed about corporate actions such as stock dividends or other matters that may affect the prices of portfolio securities. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Moreover, individual foreign economies may differ favorably or unfavorably from the United States economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. IMI seeks to mitigate the risks to each Fund associated with the foregoing considerations through investment variation and continuous professional management.

EMERGING MARKETS

      Ivy Growth Fund, Ivy Growth with Income Fund, and Ivy US Emerging Growth Fund could have significant investments in securities traded in emerging markets. Investors should recognize that investing in such countries involves special considerations, in addition to those set forth above, that are not typically associated with investing in United States securities and that may affect each Fund's performance favorably or unfavorably.

      In recent years, many emerging market countries around the world have undergone political changes that have reduced government's role in economic and personal affairs and have stimulated investment and growth. Historically, there is a strong direct correlation between economic growth and stock market returns. While this is no guarantee of future performance, IMI believes that investment opportunities (particularly in the energy, environmental services, natural resources, basic materials, power, telecommunications and transportation industries) may result within the evolving economies of emerging market countries from which each Fund and its shareholders will benefit.

      Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. Such risks include (i) less social, political and economic stability; (ii) a small market for securities and/or a low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies that may restrict each Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until relatively recently in certain Eastern European countries, of a capital market structure or market-oriented economy; (vii) the possibility that recent favorable economic developments in Eastern Europe may be slowed or reversed by unanticipated political or social events in such countries; and (viii) the possibility that currency devaluations could adversely affect the value of each Fund's investments. Further, many emerging markets have experienced and continue to experience high rates of inflation.

      Despite the dissolution of the Soviet Union, the Communist Party may continue to exercise a significant role in certain Eastern European countries. To the extent of the Communist Party's influence, investments in such countries will involve risks of nationalization, expropriation and confiscatory taxation. The communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of such expropriation, each Fund could lose a substantial portion of any investments it has made in the affected countries. Further, few (if any) accounting standards exist in Eastern European countries. Finally, even though certain Eastern European currencies may be convertible into U.S. dollars, the conversion rates may be artificial in relation to the actual market values and may be adverse to a Fund's net asset value.

      Certain Eastern European countries that do not have well-established trading markets are characterized by an absence of developed legal structures governing private and foreign investments and private property. In addition, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment of foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals.

      Authoritarian governments in certain Eastern European countries may require that a governmental or quasi-governmental authority act as custodian of each Fund's assets invested in such country. To the extent such governmental or quasi-governmental authorities do not satisfy the requirements of the Investment Company Act of 1940, as amended (the "1940 Act"), with respect to the custody of a Fund's cash and securities, that Fund's investment in such countries may be limited or may be required to be effected through intermediaries. The risk of loss through governmental confiscation may be increased in such countries.

FOREIGN CURRENCIES

      Investment in foreign securities usually will involve currencies of foreign countries. Moreover, Ivy Growth Fund, Ivy Growth with Income Fund, and Ivy US Emerging Growth Fund may temporarily hold funds in bank deposits in foreign currencies during the completion of investment programs and may purchase forward foreign currency contracts. Because of these factors, the value of the assets of each Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and each Fund may incur costs in connection with conversions between various currencies. Although each Fund's custodian values the Fund's assets daily in terms of U.S. dollars, each Fund does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. Each Fund will do so from time to time, however, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. Each Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies.

      Because Ivy Growth Fund, Ivy Growth with Income Fund, and Ivy US Emerging Growth Fund normally will be invested in both U.S. and foreign securities markets, changes in these Funds' share price may have a low correlation with movements in U.S. markets. Each Fund's share price will reflect the movements of the different stock and bond markets in which it is invested (both U.S. and foreign), and of the currencies in which the investments are denominated. Thus, the strength or weakness of the U.S. dollar against foreign currencies may account for part of each Fund's investment performance. U.S. and foreign securities markets do not always move in step with each other, and the total returns from different markets may vary significantly. Foreign currencies in which each Fund's assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Fund.

FOREIGN CURRENCY EXCHANGE TRANSACTIONS

      Ivy Growth Fund, Ivy Growth with Income Fund, and Ivy US Emerging Growth Fund may enter into forward foreign currency contracts in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date (usually less than a year), and typically is individually negotiated and privately traded by currency traders and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for commissions, they do realize a profit based on the difference between the price at which they are buying and selling various currencies. Although these contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase.

      While each Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for each Fund than if it had not engaged in such transactions. Moreover, there may be an imperfect correlation between a Fund's portfolio holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. An imperfect correlation of this type may prevent each Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss.

      Ivy Growth Fund, Ivy Growth with Income Fund, and Ivy US Emerging Growth Fund may purchase currency forwards and combine such purchases with sufficient cash or short-term securities to create unleveraged substitutes for investments in foreign markets when deemed advantageous. Each Fund may also combine the foregoing with bond futures or interest rate futures contracts to create the economic equivalent of an unhedged foreign bond position.

      Ivy Growth Fund, Ivy Growth with Income Fund, and Ivy US Emerging Growth Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which each Fund has or in which each Fund expects to have portfolio exposure.

      Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transactions costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

REPURCHASE AGREEMENTS

      Repurchase agreements are contracts under which a Fund buys a money market instrument and obtains a simultaneous commitment from the seller to repurchase the instrument at a specified time and at an agreed-upon yield. Under guidelines approved by the Board, each Fund is permitted to enter into repurchase agreements only if the repurchase agreements are at least fully collateralized with U.S. Government securities or other securities that IMI has approved for use as collateral for repurchase agreements and the collateral must be marked-to-market daily. Each Fund will enter into repurchase agreements only with banks and broker-dealers deemed to be creditworthy by IMI under the above-referenced guidelines. In the unlikely event of failure of the executing bank or broker-dealer, each Fund could experience some delay in obtaining direct ownership of the underlying collateral and might incur a loss if the value of the security should decline, as well as costs in disposing of the security.

BANKING INDUSTRY AND SAVINGS AND LOAN OBLIGATIONS

      Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank (meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument at maturity). In addition to investing in certificates of deposit and bankers' acceptances, each Fund may invest in time deposits in banks or savings and loan associations. Time deposits are generally similar to certificates of deposit, but are uncertificated. Each Fund's investments in certificates of deposit, time deposits, and bankers' acceptance are limited to obligations of (i) banks having total assets in excess of $1 billion, (ii) U.S. banks which do not meet the $1 billion asset requirement, if the principal amount of such obligation is fully insured by the Federal Deposit Insurance Corporation (the "FDIC"), (iii) savings and loan association which have total assets in excess of $1 billion and which are members of the FDIC, and (iv) foreign banks if the obligation is, in IMI's opinion, of an investment quality comparable to other debt securities which may be purchased by a Fund. Each Fund's investments in certificates of deposit of savings associations are limited to obligations of Federal and state-chartered institutions whose total assets exceed $1 billion and whose deposits are insured by the FDIC.

COMMERCIAL PAPER

      Commercial paper represents short-term unsecured promissory notes issued in bearer form by bank holding companies, corporations and finance companies. Each Fund may invest in commercial paper that is rated Prime-1 by Moody's Investors Service, Inc. ("Moody's") or A-1 by Standard & Poor's Corporation ("S&P") or, if not rated by Moody's or S&P, is issued by companies having an outstanding debt issue rated Aaa or Aa by Moody's or AAA or AA by S&P.

BORROWING

      Borrowing may exaggerate the effect on each Fund's net asset value of any increase or decrease in the value of each Fund's portfolio securities. Money borrowed will be subject to interest costs (which may include commitment fees and/or the cost of maintaining minimum average balances). Although the principal of each Fund's borrowings will be fixed, each Fund's assets may change in value during the time a borrowing is outstanding, thus increasing exposure to capital risk.

WARRANTS

      The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. However, prices of warrants do not necessarily move in a tandem with the prices of the underlying securities, and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by a Fund were not exercised by the date of its expiration, the Fund would lose the entire purchase price of the warrant.

REAL ESTATE INVESTMENT TRUSTS (REITS)

      A REIT is a corporation, trust or association that invests in real estate mortgages or equities for the benefit of its investors. REITs are dependent upon management skill, may not be diversified and are subject to the risks of financing projects. Such entities are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"), and to maintain exemption from the Investment Company Act of 1940 (the "1940 Act"). By investing in REITs indirectly through Ivy Growth Fund, Ivy Growth with Income Fund, or Ivy US Blue Chip Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs.

OPTIONS TRANSACTIONS

      IN GENERAL. A call option is a short-term contract (having a duration of less than one year) pursuant to which the purchaser, in return for the premium paid, has the right to buy the security underlying the option at the specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. A put option is a similar contract pursuant to which the purchaser, in return for the premium paid, has the right to sell the security underlying the option at the specified exercise price at any time during the term of the option. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option, to buy the underlying security at the exercise price. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the time remaining to expiration of the option, supply and demand, and interest rates.

      If the writer of a U.S. exchange-traded option wishes to terminate the obligation, the writer may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the Options Clearing Corporation. However, a writer may not effect a closing purchase transaction after it has been notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate his or her position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected at any particular time or at any acceptable price. If any call or put option is not exercised or sold, it will become worthless on its expiration date. Closing purchase transactions are not available for OTC transactions. In order to terminate an obligation in an OTC transaction, a Fund would need to negotiate directly with the counterparty.

      Each Fund will realize a gain (or a loss) on a closing purchase transaction with respect to a call or a put previously written by the Fund if the premium, plus commission costs, paid by the Fund to purchase the call or the put is less (or greater) than the premium, less commission costs, received by the Fund on the sale of the call or the put. A gain also will be realized if a call or a put that a Fund has written lapses unexercised, because the Fund would retain the premium. Any such gains (or losses) are considered short-term capital gains (or losses) for Federal income tax purposes. Net short-term capital gains, when distributed by any Fund, are taxable as ordinary income. See "Taxation."

      Each Fund will realize a gain (or a loss) on a closing sale transaction with respect to a call or a put previously purchased by the Fund if the premium, less commission costs, received by the Fund on the sale of the call or the put is greater (or less) than the premium, plus commission costs, paid by the Fund to purchase the call or the put. If a put or a call expires unexercised, it will become worthless on the expiration date, and the Fund will realize a loss in the amount of the premium paid, plus commission costs. Any such gain or loss will be long-term or short-term gain or loss, depending upon the Fund's holding period for the option.

      Exchange-traded options generally have standardized terms and are issued by a regulated clearing organization (such as the Options Clearing Corporation), which, in effect, guarantees the completion of every exchange-traded option transaction. In contrast, the terms of OTC options are negotiated by each Fund and its counterparty (usually a securities dealer or a financial institution) with no clearing organization guarantee. When a Fund purchases an OTC option, it relies on the party from whom it has purchased the option (the "counterparty") to make delivery of the instrument underlying the option. If the counterparty fails to do so, the Fund will lose any premium paid for the option, as well as any expected benefit of the transaction. Accordingly, IMI will assess the creditworthiness of each counterparty to determine the likelihood that the terms of the OTC option will be satisfied.

      WRITING OPTIONS ON INDIVIDUAL SECURITIES. Each Fund may write (sell) covered call options on the Fund's securities in an attempt to realize a greater current return than would be realized on the securities alone. Each Fund may also write covered call options to hedge a possible stock or bond market decline (only to the extent of the premium paid to the Fund for the options). In view of the investment objectives of each Fund, each Fund generally would write call options only in circumstances where the investment adviser to the Fund does not anticipate significant appreciation of the underlying security in the near future or has otherwise determined to dispose of the security.

      A "covered" call option means generally that so long as a Fund is obligated as the writer of a call option, the Fund will (i) own the underlying securities subject to the option, or (ii) have the right to acquire the underlying securities through immediate conversion or exchange of convertible preferred stocks or convertible debt securities owned by the Fund. Although each Fund receives premium income from these activities, any appreciation realized on an underlying security will be limited by the terms of the call option. Each Fund may purchase call options on individual securities only to effect a "closing purchase transaction."

      As the writer of a call option, each Fund receives a premium for undertaking the obligation to sell the underlying security at a fixed price during the option period, if the option is exercised. So long as a Fund remains obligated as a writer of a call option, it forgoes the opportunity to profit from increases in the market price of the underlying security above the exercise price of the option, except insofar as the premium represents such a profit (and retains the risk of loss should the value of the underlying security decline).

      PURCHASING OPTIONS ON INDIVIDUAL SECURITIES. Each Fund may purchase a put option on an underlying security owned by the Fund as a defensive technique in order to protect against an anticipated decline in the value of the security. Each Fund, as the holder of the put option, may sell the underlying security at the exercise price regardless of any decline in its market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs that the Fund must pay. These costs will reduce any profit a Fund might have realized had it sold the underlying security instead of buying the put option. The premium paid for the put option would reduce any capital gain otherwise available for distribution when the security is eventually sold. The purchase of put options will not be used by any Fund for leverage purposes.

      Each Fund may also purchase a put option on an underlying security that it owns and at the same time write a call option on the same security with the same exercise price and expiration date. Depending on whether the underlying security appreciates or depreciates in value, the Fund would sell the underlying security for the exercise price either upon exercise of the call option written by it or by exercising the put option held by it. A Fund would enter into such transactions in order to profit from the difference between the premium received by the Fund for the writing of the call option and the premium paid by the Fund for the purchase of the put option, thereby increasing the Fund's current return. A Fund may write (sell) put options on individual securities only to effect a "closing sale transaction."

      PURCHASING AND WRITING OPTIONS ON SECURITIES INDICES. Each Fund may purchase and sell (write) put and call options on securities indices. An index assigns relative values to the securities included in the index and the index fluctuates with changes in the market values of the securities so included. Call options on indices are similar to call options on individual securities, except that, rather than giving the purchaser the right to take delivery of an individual security at a specified price, they give the purchaser the right to receive cash. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars, times a specified multiple (the "multiplier"). The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

      The multiplier for an index option performs a function similar to the unit of trading for a stock option. It determines the total dollar value per contract of each point in the difference between the exercise price of an option and the current level of the underlying index. A multiplier of 100 means that a one-point difference will yield $100. Options on different indices have different multipliers.

      When a Fund writes a call or put option on a stock index, the option is "covered", in the case of a call, or "secured", in the case of a put, if the Fund maintains in a segregated account with the Custodian cash or liquid securities equal to the contract value. A call option is also covered if a Fund holds a call on the same index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii) greater than the exercise price of the call written, provided that the Fund maintains in a segregated account with the Custodian the difference in cash or liquid securities. A put option is also "secured" if a Fund holds a put on the same index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written or (ii) less than the exercise price of the put written, provided that the Fund maintains in a segregated account with the Custodian the difference in cash or liquid securities.

      RISKS OF OPTIONS TRANSACTIONS. The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of a U.S. option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities (or cash in the case of an index option) at the exercise price. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security (or index), in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security (or index) is purchased to hedge against price movements in a related security (or securities), the price of the put or call option may move more or less than the price of the related security (or securities). In this regard, there are differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective.

      There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position. Finally, trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers, or the options exchange could suspend trading after the price has risen or fallen more than the maximum amount specified by the exchange. Closing transactions can be made for OTC options only by negotiating directly with the counterparty or by a transaction in the secondary market, if any such market exists. Transfer of an OTC option is usually prohibited absent the consent of the original counterparty. There is no assurance that a Fund will be able to close out an OTC option position at a favorable price prior to its expiration. An OTC counterparty may fail to deliver or to pay, as the case may be. In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option position at any time prior to its expiration. Although a Fund may be able to offset to some extent any adverse effects of being unable to liquidate an option position, the Fund may experience losses in some cases as a result of such inability.

      When conducted outside the U.S., options transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by:
(i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in each Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S., and (v) lower trading volume and liquidity.

      Each Fund's options activities also may have an impact upon the level of its portfolio turnover and brokerage commissions. See "Portfolio Turnover."

      Each Fund's success in using options techniques depends, among other things, on IMI's ability to predict accurately the direction and volatility of price movements in the options and securities markets, and to select the proper type, timing of use and duration of options.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

      IN GENERAL. Each Fund may enter into futures contracts and options on futures contracts for hedging purposes. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a commodity at a specified price and time. When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or liquid securities ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day each Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Fund will mark-to-market its open futures position.

      Each Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

      Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery of offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, a Fund generally realizes a capital gain, or if it is more, the Fund generally realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a Fund generally realizes a capital gain, or if it is less, the Fund generally realizes a capital loss. The transaction costs must also be included in these calculations.

      When purchasing a futures contract, each Fund will maintain with its Custodian (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited with a futures commission merchant ("FCM") as margin, are equal to the market value of the futures contract. Alternatively, a Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by the Fund, or, if lower, may cover the difference with cash or short-term securities.

      When selling a futures contract, each Fund will maintain with its Custodian in a segregated account (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited with an FCM as margin, are equal to the market value of the instruments underlying the contract. Alternatively, a Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's custodian).

      When selling a call option on a futures contract, each Fund will maintain with its Custodian in a segregated account (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited with an FCM as margin, equal the total market value of the futures contract underlying the call option. Alternatively, a Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund, or covering the difference if the price is higher.

      When selling a put option on a futures contract, each Fund will maintain with its Custodian (and mark-to-market on a daily basis) cash or liquid securities that equal the purchase price of the futures contract less any margin on deposit. Alternatively, a Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund, or, if lower, the Fund may hold securities to cover the difference.

      RISKS ASSOCIATED WITH FUTURES AND RELATED OPTIONS. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in any Fund's portfolio securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

      Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

      There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, there can be no assurance that an active secondary market will continue to exist.

      Currency futures contracts and options thereon may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such position also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Fund's ability to act upon economic events occurring in foreign markets during non business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

SECURITIES INDEX FUTURES CONTRACTS

      Each Fund may enter into securities index futures contracts as an efficient means of regulating that Fund's exposure to the equity markets. Each Fund will not engage in transactions in futures contracts for speculation, but only as a hedge against changes resulting from market conditions in the values of securities held in the Fund's portfolio or which it intends to purchase. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. The value of a unit is the current value of the stock index. For example, the S&P 500 Index is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange (the "Exchange"). The S&P 500 Index assigns relative weightings to the 500 common stocks included in the Index, and the Index fluctuates with changes in the market values of the shares of those common stocks. In the case of the S&P 500 Index, contracts are to buy or sell 500 units. Thus, if the value of the S&P 500 Index were $150, one contract would be worth $75,000 (500 units x $150). The index futures contract specifies that no delivery of the actual securities making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if a Fund enters into a futures contract to buy 500 units of the S&P 500 Index at a specified future date at a contract price of $150 and the S&P 500 Index is at $154 on that future date, the Fund will gain $2,000 (500 units x gain of $4). If a Fund enters into a futures contract to sell 500 units of the stock index at a specified future date at a contract price of $150 and the S&P 500 Index is at $154 on that future date, the Fund will lose $2,000 (500 units x loss of $4).

      RISKS OF SECURITIES INDEX FUTURES. Each Fund's success in using hedging techniques depends, among other things, on IMI's ability to predict correctly the direction and volatility of price movements in the futures and options markets as well as in the securities markets and to select the proper type, time and duration of hedges. The skills necessary for successful use of hedges are different from those used in the selection of individual stocks.

      Each Fund's ability to hedge effectively all or a portion of its securities through transactions in index futures (and therefore the extent of its gain or loss on such transactions) depends on the degree to which price movements in the underlying index correlate with price movements in the Fund's securities. Inasmuch as such securities will not duplicate the components of an index, the correlation probably will not be perfect. Consequently, each Fund will bear the risk that the prices of the securities being hedged will not move in the same amount as the hedging instrument. This risk will increase as the composition of the Fund's portfolio diverges from the composition of the hedging instrument.

      Although each Fund intends to establish positions in these instruments only when there appears to be an active market, there is no assurance that a liquid market will exist at a time when a Fund seeks to close a particular option or futures position. Trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers. In addition, the futures exchanges may suspend trading after the price has risen or fallen more than the maximum amount specified by the exchange. In some cases, a Fund may experience losses as a result of its inability to close out a position, and it may have to liquidate other investments to meet its cash needs.

      Although some index futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, a Fund generally realizes a capital gain, or if it is more, a Fund generally realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a Fund generally realizes a capital gain, or if it is less, the Fund generally realizes a capital loss. The transaction costs must also be included in these calculations.

      Each Fund will only enter into index futures contracts or futures options that are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system. Each Fund will use futures contracts and related options only for "bona fide hedging" purposes, as such term is defined in applicable regulations of the CFTC.

      When purchasing an index futures contract, each Fund will maintain with its Custodian (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited with a futures commission merchant ("FCM") as margin, are equal to the market value of the futures contract. Alternatively, a Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by the Fund.

      When selling an index futures contract, each Fund will maintain with its Custodian (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited with an FCM as margin, are equal to the market value of the instruments underlying the contract. Alternatively, a Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in cash or liquid assets in a segregated account with the Fund's custodian).

      COMBINED TRANSACTIONS. Each Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions and multiple currency transactions (including forward currency contracts) and some combination of futures, options and currency transactions ("component" transactions), instead of a single transaction, as part of a single or combined strategy when, in the opinion of IMI, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on IMI's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the management objective.

PORTFOLIO TURNOVER

      Each Fund purchases securities that are believed by IMI to have above average potential for capital appreciation. Common stocks are disposed of in situations where it is believed that potential for such appreciation has lessened or that other common stocks have a greater potential. Therefore, each Fund may purchase and sell securities without regard to the length of time the security is to be, or has been, held. A change in securities held by a Fund is known as "portfolio turnover" and may involve the payment by the Fund of dealer markup or underwriting commission and other transaction costs on the sale of securities, as well as on the reinvestment of the proceeds in other securities. Each Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the most recently completed fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during that year. For purposes of determining a Fund's portfolio turnover rate, all securities whose maturities at the time of acquisition were one year or less are excluded.

                                  TRUSTEES AND OFFICERS

         Each Fund's Board of Trustees (the "Board") is responsible for the overall management of the Fund, including general supervision and review of the Fund's investment activities. The Board, in turn, elects the officers who are responsible for administering each Fund's day-to-day operations.

         The Trustees and Executive Officers of the Trust, their business addresses and principal occupations during the past five years are:

                          POSITION WITH   BUSINESS AFFILIATIONS
NAME, ADDRESS, AGE          THE TRUST     AND PRINCIPAL OCCUPATIONS

John S. Anderegg, Jr.       Trustee       Chairman, Dynamics Research
60 Concord Street                         Corp. (instruments and controls);
Wilmington, MA  01887                     Director, Burr-Brown Corp.
Age: 75                                   (operational amplifiers);
                                          Director, Metritage Incorporated
                                          (level measuring instruments);
                                          Trustee of Mackenzie Series Trust
                                          (1992-1998).

James W. Broadfoot         President      President,
700 South Federal Hwy.     and            Ivy Management Inc. (1996-
Suite 300                  Trustee        present); Senior Vice
Boca Raton, FL  33432                     President, Ivy Management,
Age: 56                                   Inc. (1992-1996); Director and Senior
[*Deemed to be an                         Vice President, Mackenzie Investment
"interested person"                       Management Inc. (1995-present); Senior
of the Trust, as                          Vice President, Mackenzie Investment
defined under the                         Management Inc. (1990-1995).
1940 Act.]

Paul H. Broyhill            Trustee       Chairman, BMC Fund, Inc.
800 Hickory Blvd.                         (1983-present); Chairman,
Golfview Park-Box 500                     Broyhill Family Foundation,
Lenoir, NC 28645                          Inc. (1983-Present);
Age:  75                                  Chairman and President, Broyhill
                                          Investments, Inc. (1983-present);
                                          Chairman, Broyhill Timber
                                          Resources (1983-present);
                                          Management of a personal portfolio
                                          of fixed-income and equity
                                          investments (1983-present);
                                          Trustee of Mackenzie Series Trust
                                          (1988-1998); Director of The
                                          Mackenzie Funds Inc. (1988-1995).

Stanley Channick            Trustee       President and Chief
11 Bala Avenue                            Executive Officer, The
Bala Cynwyd, PA 19004                     Whitestone Corporation
Age:  75                                  (insurance agency); Chairman,
                                          Scott Management Company
                                          (administrative services for
                                          insurance companies); President,
                                          The Channick Group (consultants
                                          to insurance companies and
                                          national trade associations);
                                          Trustee of Mackenzie Series
                                          Trust (1994-1998); Director of
                                          The Mackenzie Funds Inc.
                                          (1994-1995).

Frank W. DeFriece, Jr.      Trustee       Director, Manager and Vice
The Landmark Centre                       President, Director and
113 Landmark Lane,                        Fund Manager, Massengill-
Suite B                                   DeFriece Foundation
Bristol, TN  37620-2285                   (charitable organization)
Age: 78                                   (1950-present); Trustee and Vice
                                          Chairman, East Tennessee Public
                                          Communications Corp. (WSJK-TV)
                                          (1984-present); Trustee of
                                          Mackenzie Series Trust
                                          (1985-1998); Director of The
                                          Mackenzie Funds Inc. (1987-1995).

Roy J. Glauber              Trustee       Mallinckrodt Professor of
Lyman Laboratory                          Physics, Harvard
of Physics                                University (1974-present);
Harvard University                        Trustee of Mackenzie Series
Cambridge, MA 02138                       Trust (1994-1997).
Age: 73

Joseph G. Rosenthal         Trustee       Chartered Accountant
110 Jardin Drive                          (1958-present); Trustee of
Unit #12                                  Mackenzie Series Trust
Concord, Ontario Canada                   (1985-1998); Director of
L4K 2T7                                   The Mackenzie Funds Inc.
Age: 64                                   (1987-1995).

Richard N. Silverman       Trustee        Director, Newton-Wellesley
18 Bonnybrook Road                        Hospital; Director, Beth
Waban, MA  02168                          Israel Hospital; Director,
Age: 75                                   Boston Ballet; Director, Boston
                                          Children's Museum; Director,
                                          Brimmer and May School.

J. Brendan Swan            Trustee        President, Airspray
4701 North Federal Hwy.                   International, Inc.;
Suite 465                                 Joint Managing Director,
Pompano Beach, FL  33064                  Airspray International
Age: 69                                   B.V. (an environmentally sensitive
                                          packaging company); Director of
                                          Polyglass LTD.; Director, The
                                          Mackenzie Funds Inc. (1992-1995);
                                          Trustee of Mackenzie Series Trust
                                          (1992-1998).

Keith J. Carlson           Trustee        Senior Vice President of Mackenzie
700 South Federal Hwy.     And            Investment Management, Inc. (1996-
Suite 300                  Chairman       -present); Senior Vice President
Boca Raton, FL  33432                     and Director of Mackenzie
Age: 42                                   Investment Management, Inc. (1994-
[*Deemed to be an                         1996); Senior Vice President and
"interested person"                       Treasurer of Mackenzie Investment
of the Trust, as defined                  Management, Inc. (1989-1994);
under the                                 Senior Vice President and Director
1940 Act.]                                of Ivy Management Inc. (1994-present);
                                          Senior Vice President, Treasurer and
                                          Director of Ivy Management Inc.
                                          (1992-1994); Vice President of The
                                          Mackenzie Funds Inc. (1987-1995);
                                          Senior Vice President and Director,
                                          Ivy Mackenzie Services Corp.
                                          (1996-present); President and Director
                                          of Ivy Mackenzie Services Corp.
                                          (1993-1996); Trustee and President of
                                          Mackenzie Series Trust (1996-1998);
                                          Vice President of Mackenzie Series
                                          Trust (1994-1998); Treasurer of
                                          Mackenzie Series Trust (1985-1994);
                                          President, Chief Executive Officer
                                          and Director of Ivy Mackenzie
                                          Distributors, Inc. (1994-present);
                                          Executive Vice President and Director
                                          of Ivy Mackenzie Distributors, Inc.
                                          (1993-1994); Trustee of Mackenzie
                                          Series Trust (1996-1998).

Edward M. Tighe            Trustee        Chief Executive Officer,
5900 N. Andrews Avenue                    CITCO Technology Management, Inc.
Suite 700                                 ("CITCO") (computer software develop-
Ft. Lauderdale, FL 33309                  ment and consulting) (1999-present);
                                          President and Director, Global
                                          Technology Management, Inc. (CITCO's
                                          predecessor) (1992-1998); Managing
                                          Director, Global Mutual Fund Services,
                                          Ltd. (financial services firm);
                                          President, Director and Chief
                                          Executive Officer, Global Mutual Fund
                                          Services, Inc. (1994-present).

C. William Ferris          Secretary/     Senior Vice President,
700 South Federal Hwy.     Treasurer      Chief Financial Officer
Suite 300                                 and Secretary/Treasurer
Boca Raton, FL  33432                     of Mackenzie Investment
Age: 54                                   Management Inc. (1995-present); Senior
                                          Vice President, Finance and
                                          Administration/Compliance Officer of
                                          Mackenzie Investment Management Inc.
                                          (1989-1994); Senior Vice President,
                                          Secretary/ Treasurer and Clerk of Ivy
                                          Management Inc. (1994-present); Vice
                                          President, Finance/Administration and
                                          Compliance Officer of Ivy Management
                                          Inc. (1992-1994); Senior Vice
                                          President, Secretary/Treasurer and
                                          Director of Ivy Mackenzie
                                          Distributors, Inc. (1994-present);
                                          Secretary/Treasurer and Director of
                                          Ivy Mackenzie Distributors, Inc.
                                          (1993-1994); President and Director of
                                          Ivy Mackenzie Services Corp.
                                          (1996-present); Secretary/Treasurer
                                          and Director of Ivy Mackenzie
                                          Services Corp. (1993-1996);
                                          Secretary/Treasurer of The Mackenzie
                                          Funds Inc. (1993-1995); Secretary/
                                          Treasurer of Mackenzie Series Trust
                                          (1994-1998).


                               COMPENSATION TABLE

                                    IVY FUND
                      (FISCAL YEAR ENDED DECEMBER 31, 1998)

                                    PENSION OR
                     AGGREGATE      RETIREMENT         ESTIMATED           TOTAL COMPENSATION
                     COMPENSATION   BENEFITS ACCRUED   ANNUAL ESTIMATED    FROM TRUST AND FUND
NAME,                FROM           AS PART OF FUND    ANNUAL BENEFITS     COMPLEX PAID TO TRUSTEES
POSITION             TRUST          EXPENSES           UPON RETIREMENT


John S.              $18,000              N/A           N/A                     $18,000
 Anderegg, Jr.
(Trustee)

Paul H.              $18,000              N/A           N/A                     $18,000
 Broyhill
(Trustee)

Keith J.             $0                   N/A           N/A                     $0
 Carlson
(Trustee and
 President)

Stanley              $18,000              N/A           N/A                     $18,000
  Channick
(Trustee)

Frank W.             $18,000              N/A           N/A                     $18,000
 DeFriece, Jr.
(Trustee)

Roy J.               $18,000              N/A           N/A                     $18,000
 Glauber
(Trustee)

Joseph G.            $18,000              N/A           N/A                     $18,000
Rosenthal
(Trustee)

Richard N.           $18,000              N/A           N/A                     $18,000
 Silverman
(Trustee)

J. Brendan           $17,000              N/A           N/A                     $17,000
 Swan
 (Trustee)

C. William           $0                   N/A           N/A                     $0
 Ferris
(Secretary/
Treasurer)

         To the knowledge of the Trust, as of March 31, 1999, no shareholder owned beneficially or of record 5% or more of any Fund's outstanding shares of any class, with the following exceptions:

CLASS A

Of the outstanding Class A shares of :

         Ivy Asia Pacific Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 40,174.921 shares (16.51%), and Michael G. Landry, 211 S. Gordon Rd., Ft.
Lauderdale, FL 33301, owned of record 12,443.882 shares (5.11%);

         Ivy Bond Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 1,397,567.620 shares (13.02%);

         Ivy China Region Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 218,003.027 shares (13.26%), and Resources Trust Company, PO Box 3865, Englewood, CO 80155-3865, owned of record 186,351.290 shares (11.33%);

         Ivy Developing Nations Fund, Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 87,092.843 shares (11.31%), Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 54,336.017 shares (7.06%), and Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 41,198.769 shares (5.35%);

         Ivy Global Natural Resources Fund, Carn & Co., Riggs Bank (TTEE) FBO Care-Free Consolidated 401K Plan, PO Box 96211, Washington, DC 20090-6211, owned of record 62,273.356 shares (29.71%), Carn & Co., Riggs Bank (TTEE) FBO Yazaki Employee Savings & Retirement Plan, PO Box 96211, Washington, DC 20090-6211, owned of record 22,533.136 shares (10.75%), and Mackenzie Investment Management Inc., via Mizner Financial Plaza, 700 South Federal Highway, Suite 300, Boca Raton, FL 33432, owned of record 11,957.023 shares (5.70%);

         Ivy Global Science & Technology Fund, Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 99,948.978 shares (16.84%), Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 65,325.391 shares (11.01%), and Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 31,922.542 shares (5.38%);

         Ivy International Fund II, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 818,804.984 shares (34.10%);

         Ivy International Fund, Charles Schwab & Co. Inc., 101 Montgomery Street, San Francisco, CA 94104, owned of record 12,827,455.253 shares (35.28%), and Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 6,083,813.996 shares (16.73%);

         Ivy International Small Companies Fund, Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 19,762.181 shares (20.88%), and Mackenzie Investment Management Inc., via Mizner Financial Plaza, 700 South Federal Highway, Suite 300, Boca Raton, FL 33432, owned of record 10,287.244 shares (10.87%).

         Ivy Money Market Fund, Carn & Co., Riggs Bank (TTEE) FBO Plexus Corp 401K Plan, PO Box 96211, Washington, DC 20090-6211, owned of record 2,710,056.720 shares (13.19%), and Bear Stearns Securities Corp., 1 Metrotech Center North, Brooklyn, NY 11201-3859, owned of record 1,432,318.960 shares (6.97%).

         Ivy Pan-Europe Fund, Mackenzie Investment Management Inc., via Mizner Financial Plaza, 700 South Federal Highway, Suite 300, Boca Raton, FL 33432, owned of record 37,553.145 shares (23.84%), and Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 27,122.193 shares (17.22%);

         Ivy South America Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 45,710.848 shares (17.87%), and Charles Schwab & Co. Inc., 101 Montgomery Street, San Francisco, CA 94104, owned of record 19,471.113 shares (7.61%), and William A. Maczko & Mildred E. Helm Maczko, 2100 S. Ocean Ln., #1412, Ft. Lauderdale, FL 33316, owned of record 14,174.070 shares (5.54%);

         Ivy US Blue Chip Fund, Helen L. Medvin, 4712 Michael Ave., North Olmsted, OH 44070, owned of record 10,253.846 shares (7.12%), Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 8,986.371 shares (6.24%), and Janney Montgomery Scott Inc., Estate of David Craig, 1801 Market Street, Philadelphia, PA 19103-1675, owned of record 8,880.995 shares (6.17%).

         Ivy US Emerging  Growth  Fund,  Donaldson  Lufkin  Jenrette  Securities
Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 86,774.211 shares (5.08%);

CLASS B

Of the outstanding Class B shares of:

         Ivy Asia Pacific Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 141,298.083 shares (35.22%);

         Ivy Bond Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 12,199,384.716 shares (48.92%);

         Ivy China Region Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 107,725.641 shares (11.73%);

         Ivy Developing Nations Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 278,316.028 shares (28.37%);

         Ivy Global Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 68,719.447 shares (11.93%);

         Ivy Global Natural Resources Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 83,599.984 shares (38.05%);

         Ivy Global Science & Technology Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 40,990.672 shares (8.13%);

         Ivy Growth Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 24,939.375 shares (8.96%);

         Ivy Growth with Income Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 263,081.752 shares (15.31%);

         Ivy International Fund II, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 4,986,169.823 shares (60.62%);

         Ivy International Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 5,678,407.729 shares (45.59%).

         Ivy International Small Companies Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 24,340.066 shares (23.40%), PaineWebber, FBO B Carmage Walls Trust #10, FBO Lissa Walls Trust and Cooper Walls TTEE, PO Box 42828, Houston, TX 77242, owned of record 5,880.313 shares (5.65%), and PaineWebber, FBO B Carmage Walls Trust #10, FBO Cooper Walls Trust and Cooper Walls TTEE, PO Box 42828, Houston, TX 77242, owned of record 5,760.640 shares (5.53%);

         Ivy Pan-Europe Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 66,847.392 shares (22.86%);

         Ivy South America Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 46,359.136 shares (29.47%);

         Ivy US Blue Chip Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 74,760.802 shares (18.62%), and Parker Hunter Incorporated, FBO Robert Crisci and Kathy Crisci, PO Box 7629, 3525 Ellwood Road, New Castle, PA 16107-7629, owned of record 24,779.090 shares (6.17%).

         Ivy US Emerging Growth Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 335,426.771 shares (21.10%);

CLASS C

Of the outstanding Class C shares of:

         Ivy Asia Pacific Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 19,237.215 shares (5.33%);

         Ivy Bond Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 725,233.869 shares (74.69%);

         Ivy China Region Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 30,474.251 shares (27.72%), and IBT, (custodian) FBO Roy O. Derminer, 2236 Abbottwoods Ln., Orange City, FL 32763, owned of record 8,275.708 shares (7.52%);

         Ivy Developing Nations Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 48,103,553 shares (11.99%);

         Ivy Global Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 6,585.276 shares (19.35%), Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 3,909.907 shares (11.48%), Robert W. Baird & Co. Inc., 777 East Wisconsin Avenue, Milwaukee, WI 53202-5391, owned of record 3,436.408 shares (10.09%), IBT, (custodian) FBO Mattie A. Allen, 755 Selma Pl., San Diego, CA 92114-1711, owned of record 3,095.552 shares (9.09%), Smith Barney Inc., 388 Greenwich Street, New York, NY 10013, owned of record
2,436.584 shares (7.15%), and PaineWebber, (custodian) FBO Robert D. Cuthbertson, PO Box 3321, Weehawken, NJ 07087-8154, owned of record 1,705.476 shares (5.01%);

         Ivy Global Natural Resources Fund, Raymond James & Assoc. Inc., (custodian) Raymond W. Simmons, 6296 104th Avenue, Pinellas Park, FL 33782, owned of record 981.281 shares (19.43%), Raymond James & Assoc. Inc., (custodian) Diversified Dental P/S, FBO Al Pollock, 10641 1st Street E., Suite 204, Treasure Island, FL 33706, owned of record 910.166 shares (18.02%), Robert
W. Baird & Co. Inc., 777 E. Wisconsin Avenue, Milwaukee, WI 53202-5391, owned of record 613.622 shares (12.15%), Robert W. Baird & Co. Inc., 777 E. Wisconsin Avenue, Milwaukee, WI 53202-5391, owned of record 550.722 shares (10.90%), Nancy
J. Cleare, 9381 US Hwy. 19 N, Pinellas Park, FL 33782, owned of record 541.597 shares (10.72%), Resources Trust Co., (custodian) FBO Jon K. Loessin, PO Box 5900, Denver, CO 80217, owned of record 535.023 shares (10.59%), Ester C. Wickes, 19 Fawn Hill Rd., Tuxedo, NY 10987, owned of record 350.772 shares (6.94%), and IBT, (custodian) FBO Salvatore Disalvo, 311 Bridle Path Lane, Annapolis, MD 21403-1638, owned of record 299.993 shares (5.94%);

         Ivy Global Science & Technology Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 38,011.661 shares (11.30%);

         Ivy Growth Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 7,477.571 shares (47.23%), IBT, (custodian) FBO Joseph L. Wright, 32211 Pierce Street, Garden
City, MI 48135, owned of record 3,938.282 shares (24.87%), PaineWebber, FBO Cynthia N. Young, PO Box 3321, Weehawken, NJ 07087-8154, owned of record 853.551 shares (5.39%), and Martin S. Sawyer & Ruth C. Sawyer, 5910 Wilson Blvd., #413, Arlington, VA 22205, owned of record 844.906 shares (5.33%);

         Ivy Growth with Income Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 11,534.267 shares (29.37%), Anthony L. Bassano & Marie E. Bassano, 8934 Bari Court, Port Richie, FL 34668, owned of record 3,203.100 shares (8.15%), IBT, (custodian) FBO Vytautas Snieckus, 1250 E 276th Street, Euclid, OH 44132, owned of record 2,645.907 shares (6.73%), PaineWebber, (custodian) FBO Patricia Cramer Russell, PO Box 3321, Weehawken, NJ 07087-8154, owned of record 2,191.410 shares (5.58%), IBT, (custodian) FBO Kevin D. Thistle, 1017 Glencrest Court, Saulkville, WI 53080, owned of record 2,130.626 shares (5.42%), and IBT, (custodian) FBO Carol
E. Greivell, 985 N Broadway, #67, Depere, WI 54115, owned of record 2,106.814 shares (5.36%);

         Ivy International Fund II, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 2,908,557.453 shares (74.01%);

         Ivy International Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 2,189,094.234 shares (64.38%);

         Ivy International Small Companies Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 87,014.649 shares (90.31%);

         Ivy Money Market Fund, PaineWebber, FBO Bruce Blank, PO Box 3321, Weehawken, NJ 07087-8154, owned of record 103,905.380 shares (17.65%), IBT (custodian) FBO, Marcelette V. Manning, 1371 Mt. View Lane, Chula Vista, CA 91911, owned of record 65,194.630 shares (11.07%), IBT (custodian) FBO Diana Rooney, 2441 S. 9th St., El Centro, CA 92243, owned of record 62,822.810 shares (10.67%), Robert J. Laws & Katherine A. Laws, PO Box 723, Ramona, CA 92065, owned of record 42,920.450 shares (7.29%), IBT (custodian) FBO Betty J. Carson, 1987 Higgins Lane, El Centro, CA 92243, owned of record 39,398.780 shares (6.69%), Paul M. Benard, 40 Arrowhead Farm Road, Boxford, MA 01921, owned of record 33,488.010 shares (5.68%), Diane C. Benard, 40 Arrowhead Farm Road, Boxford, MA 01921, owned of record 33,488.010 shares (5.68%), and PaineWebber, FBO Kathleen L. Diller, PO Box 3321, Weehawken, NJ 07087-8154, owned of record 30,238.920 shares (5.13%).

         Ivy Pan-Europe Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 26,948.668 shares (44.12%), Resources Trust Company, FBO Terry K. Ramnanan, PO Box 5900, Denver, CO 80217, owned of record 14,652.015 shares (23.99%), and Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 4,663.657 shares (7.63%);

         Ivy South America Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 10,956.813 shares (58.18%), Interstate/Johnson Lane, Interstate Tower, PO Box 1220, Charlotte, NC 28201-1220, owned of record 2,617.801 shares (13.90%), Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 2,318.301 shares (12.31%), Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 1,133.787 shares (6.02%), and Smith Barney Inc., 388 Greenwich Street, New York, NY 10013, owned of record 966.121 shares (5.13%);

         Ivy US Blue Chip Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 8,485.693 shares (10.18%), Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 6,066.012 shares (7.27%), IBT,
(custodian) FBO Roy O. Derminer, 2236 Abbottwoods LN, Orange City, FL 32763, owned of record 4,517.953 shares (5.42%), and Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 4,412.541 shares (5.29%);

         Ivy US Emerging Growth Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 96,481.220 shares (30.56%);

CLASS I

Of the outstanding Class I shares of:

         Ivy International Fund, The John E. Fetzer Institute Inc., 9292 W KL Ave., Kalamazoo, MI 49009, owned of record 727,066.771 shares (19.12%), State Street Bank, (TTEE) FBO Allison Engines, 200 Newport Ave., 7th Floor, North Quincy, MA 02171, owned of record 292,309.556 shares (7.68%), Lynspen and Company, PO Box 830804, Birmingham, AL 35283, owned of record 276,747.272 shares (7.27%), and U A Local 447 Pension Trust Fund, 5841 Newman Ct., Sacramento, CA 95819, owned of record 240,427.057 shares (6.32%).

ADVISOR CLASS

Of the outstanding Advisor Class shares of:

         Ivy Bond Fund, NFSC FEBO, C. William Ferris, Michael Landry/Keith Carlson, 700 South Federal Highway, Boca Raton, FL 33432-6114, owned of record 13,944.569 shares (77.94%), and Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 3,252.157 shares (18.17%);

         Ivy China Region Fund, Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 1,354.000 shares (84.59%), and Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 192.447 shares (12.02%).

         Ivy Developing Nations Fund, NFSC FEBO, C. William Ferris, Michael Landry/Keith Carlson, 700 South Federal Highway, Boca Raton, FL 33432-6114, owned of record 14,362.134 shares (100%);

         Ivy Global Fund, NFSC FEBO, C. William Ferris, Michael Landry/Keith Carlson, 700 South Federal Highway, Boca Raton, FL 33432-6114, owned of record 30,007.844 shares (100%);

         Ivy Global Science & Technology Fund, IBT, (custodian) FBO Deborah P. Mason, 3406 Cypress Landing Dr., Valrico, FL 33594, owned of record 629.966 shares (36.59%), Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 534.539 shares (31.04%),
Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 418.586 shares (24.31%), and Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 138.549 shares (8.04%);

         Ivy Growth Fund, NFSC FEBO, C. William Ferris, Michael Landry/Keith Carlson, 700 South Federal Highway, Boca Raton, FL 33432-6114, owned of record 16,572.658 shares (99.90%);

         Ivy Growth with Income Fund, NFSC FEBO, C. William Ferris, Michael Landry/Keith Carlson, 700 South Federal Highway, Boca Raton, FL 33432-6114, owned of record 25,118.240 shares (100%);

         Ivy International Fund II, Charles Scwab & Co. Inc., 101 Montgomery Street, San Francisco, CA 94104, owned of record 7,913.113 shares (11.19%), Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 6,471.430 shares (9.15%), and Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 4,602.660 shares (6.50%);

         Ivy Pan-Europe Fund, NFSC FEBO, C. William Ferris, Michael Landry/Keith Carlson, 700 South Federal Highway, Boca Raton, FL 33432-6114, owned of record 3,424.319 shares (47.51%), Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 1,191.422 shares (16.53%), Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 947.119 shares (13.14%), Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 653.595 shares (9.06%), and Charles Schwab & Co. Inc., 101 Montgomery Street, San Francisco, CA 94104,owned of record 406.639 shares (5.64%);

         Ivy US Blue Chip Fund, Mackenzie Investment Management Inc., Via Mizner Financial Plaza, 700 South Federal Highway, Suite 300, Boca Raton, FL 33432, owned of record 50,001.000 shares (80.05%), NFSC FEBO, C. William Ferris, Michael Landry/Keith Carlson, 700 South Federal Highway, Boca Raton, FL 33432-6114, owned of record 7,419.362 shares (11.87%), and Charles Scwab & Co. Inc., 101 Montgomery Street, San Francisco, CA 94104, owned of record 3,678.690 shares (5.88%);

         Ivy US Emerging Growth Fund, NFSC FEBO, C. William Ferris, Michael Landry/Keith Carlson, 700 South Federal Highway, Boca Raton, FL 33432-6114, owned of record 20,670.236 shares (84.78%), and Charles Schwab & Co. Inc., 101 Montgomery Street, San Francisco, CA 94104, owned of record 1,927.965 shares (7.90%).


         As of April 16, 1999, the Officers and Trustees of the Trust as a group owned beneficially or of record less than 1% of the outstanding Class A, Class B, Class C, Class I and Advisor Class shares of each of the nineteen Ivy funds that are series of the Trust, except that the Officers and Trustees of the Trust as a group owned 3.93%, 1.94%, 1.19%, and 2.09%, respectively, of Ivy Asia Pacific Fund Class A shares, Ivy Global Natural Resources Fund Class A shares, Ivy Money Market Fund Class A shares, and Ivy South America Fund Class A shares, respectively, as of that date.

      PERSONAL INVESTMENTS BY EMPLOYEES OF IMI. Employees of IMI are permitted to make personal securities transactions, subject to the requirements and restrictions set forth in IMI's Code of Ethics and Business Conduct Policy (the "Code of Ethics"). The Code of Ethics is designed to identify and address certain conflicts of interest between personal investment activities and the interests of investment advisory clients such as the Funds. Among other things, the Code of Ethics, which generally complies with standards recommended by the Investment Company Institute's Advisory Group on Personal Investing, prohibits certain types of transactions absent prior approval, applies to portfolio managers, traders, research analysts and others involved in the investment advisory process, and imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and monthly reporting of securities transactions. Exceptions to these and other provisions of the Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

                          INVESTMENT ADVISORY AND OTHER SERVICES

      BUSINESS MANAGEMENT AND INVESTMENT ADVISORY SERVICES

      IMI provides business  management and investment  advisory services to the
Fund pursuant to a Business Management and Investment Advisory Agreement (the "Agreement"). IMI is a wholly owned subsidiary of Mackenzie Investment Management Inc. ("MIMI"). MIMI, a Delaware corporation, has approximately 10% of its outstanding common stock listed for trading on the Toronto Stock Exchange ("TSE"). MIMI is a subsidiary of Mackenzie Financial Corporation ("MFC"), 150 Bloor Street West, Toronto, Ontario, Canada, a public corporation organized under the laws of Ontario whose shares are listed for trading on the TSE. MFC is registered in Ontario as a mutual fund dealer and advises Ivy Global Natural Resources Fund. IMI currently acts as manager and investment adviser to the following additional investment companies registered under the 1940 Act (other than the Funds): Ivy Asia Pacific Fund, Ivy Bond Fund, Ivy China Region Fund, Ivy Developing Nations Fund, Ivy European Opportunities Fund, Ivy Global Fund, Ivy Global Science & Technology Fund, Ivy International Fund, Ivy International Fund II, Ivy International Small Companies Fund, Ivy International Strategic Bond Fund, Ivy Money Market Fund, Ivy Pan-Europe Fund, and Ivy South America Fund. IMI also provides business management services to Ivy Global Natural Resources Fund.

      The Agreement obligates IMI to make investments for the account of each Fund in accordance with its best judgment and within the investment objectives and restrictions set forth in the Prospectus, the 1940 Act and the provisions of the Code relating to regulated investment companies, subject to policy decisions adopted by the Board. IMI also determines the securities to be purchased or sold by each Fund and places orders with brokers or dealers who deal in such securities.

      Under the Agreement, IMI also provides certain business management services. IMI is obligated to (1) coordinate with each Fund's Custodian and monitor the services it provides to each Fund; (2) coordinate with and monitor any other third parties furnishing services to each Fund; (3) provide each Fund with necessary office space, telephones and other communications facilities as are adequate for the Fund's needs; (4) provide the services of individuals competent to perform administrative and clerical functions that are not performed by employees or other agents engaged by each Fund or by IMI acting in some other capacity pursuant to a separate agreement or arrangements with each Fund; (5) maintain or supervise the maintenance by third parties of such books and records of the Trust as may be required by applicable Federal or state law;
(6) authorize and permit IMI's directors, officers and employees who may be elected or appointed as trustees or officers of the Trust to serve in such capacities; and (7) take such other action with respect to the Trust, after approval by the Trust as may be required by applicable law, including without limitation the rules and regulations of the SEC and of state securities commissions and other regulatory agencies.

      Ivy Growth Fund Pays IMI a monthly fee for providing business management and investment advisory services that is equal, on an annual basis, to 0.85% of the first $350 million of the Fund's average net assets reduced to 0.75% on its average net assets in excess of $350 million.

      During the fiscal years ended December 31, 1996, 1997 and 1998, Ivy Growth Fund paid IMI fees of $2,608,378, $2,794,304 and $2,722,314, respectively.
During the same periods, IMI reimbursed Fund expenses in the amount of $12,486, $0 and $0, respectively.

      Ivy Growth with Income Fund pays IMI a monthly fee for providing business management and investment advisory services at an annual rate of 0.75% of the Fund's average net assets.

      During the fiscal years ended December 31, 1996, 1997 and 1998, Ivy Growth with Income Fund paid IMI fees of $629,322, $624,013 and $702,361, respectively.

      Ivy US Blue Chip Fund pays IMI a monthly fee for providing business management and investment advisory services at an annual rate of 1.00% of the Fund's average net assets.

      During the fiscal year ended December 31, 1998, Ivy US Blue Chip Fund paid IMI fees of $1,687. During the fiscal year ended December 31, 1998, IMI reimbursed Fund expenses in the amount of $11,052.

      Ivy US Emerging Growth Fund pays IMI a monthly fee for providing business management and investment advisory services at an annual rate of .85% of the Fund's average net assets.

      During the fiscal years ended December 31, 1996, 1997 and 1998, Ivy US Emerging Growth Fund paid IMI fees of $657,579, $973,756 and $985,816, respectively.

      Under the Agreement, the Trust pays the following expenses: (1) the fees and expenses of the Trust's Independent Trustees; (2) the salaries and expenses of any of the Trust's officers or employees who are not affiliated with IMI; (3) interest expenses; (4) taxes and governmental fees, including any original issue taxes or transfer taxes applicable to the sale or delivery of shares or certificates therefor; (5) brokerage commissions and other expenses incurred in acquiring or disposing of portfolio securities; (6) the expenses of registering and qualifying shares for sale with the SEC and with various state securities commissions; (7) accounting and legal costs; (8) insurance premiums; (9) fees and expenses of the Trust's Custodian and Transfer Agent and any related services; (10) expenses of obtaining quotations of portfolio securities and of pricing shares; (11) expenses of maintaining the Trust's legal existence and of shareholders' meetings; (12) expenses of preparation and distribution to existing shareholders of periodic reports, proxy materials and prospectuses; and
(13) fees and expenses of membership in industry organizations.

      IMI currently limits the total operating expenses (excluding Rule 12b-1 fees, interest, taxes, brokerage commissions, litigation, class-specific expenses, indemnification expenses, and extraordinary expenses) of Ivy Growth Fund, Ivy Growth with Income Fund and Ivy US Emerging Growth Fund to an annual rate of 1.95% of each Fund's average net assets and of Ivy US Blue Chip Fund to an annual rate of 1.15% of the Fund's average net assets, which may lower each Fund's expenses and increase its yield.

      The Agreement will continue in effect with respect to each Fund from year to year, only so long as the continuance is specifically approved at least annually (i) by the vote of a majority of the Independent Trustees and (ii) either (a) by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of each Fund or (b) by the vote of a majority of the entire Board. If the question of continuance of the Agreement (or adoption of any new agreement) with respect to any Fund is presented to the shareholders, continuance (or adoption) shall be effected only if approved by the affirmative vote of a majority of the outstanding voting securities of that Fund. See "Capitalization and Voting Rights."

      The Agreement may be terminated with respect to each Fund at any time, without payment of any penalty, by the vote of a majority of the Board, or by a vote of a majority of the outstanding voting securities of the Fund, on 60 days' written notice to IMI, or by IMI on 60 days' written notice to the Trust. The Agreement shall terminate automatically in the event of its assignment.

DISTRIBUTION SERVICES

      IMDI,  a  wholly  owned  subsidiary  of  MIMI,  serves  as  the  exclusive distributor of Ivy Fund's shares pursuant to an Amended and Restated Distribution Agreement with the Trust dated March 16, 1999, as amended from time to time (the "Distribution Agreement"). IMDI distributes shares of each Fund through broker-dealers who are members of the National Association of Securities Dealers, Inc. and who have executed dealer agreements with IMDI. IMDI distributes shares of each Fund on a continuous basis, but reserves the right to suspend or discontinue distribution on that basis. IMDI is not obligated to sell any specific amount of Fund shares.

      The Fund has authorized IMDI to accept on its behalf purchase and redemption orders. IMDI is also authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized intermediary or, if applicable, an intermediary's authorized designee, accepts the order. Client orders will be priced at the Fund's Net Asset Value next computed after an authorized intermediary or the intermediary's authorized designee accepts them.

      Under the Distribution Agreement, each Fund bears, among other expenses, the expenses of registering and qualifying its shares for sale under Federal and state securities laws and preparing and distributing to existing shareholders periodic reports, proxy materials and prospectuses.

      The Distribution Agreement will continue in effect for successive one-year periods, provided that such continuance is specifically approved at least annually by the vote of a majority of the Independent Trustees, cast in person at a meeting called for that purpose and by the vote of either a majority of the entire Board or a majority of the outstanding voting securities of each Fund. The Distribution Agreement may be terminated with respect to any Fund at any time, without payment of any penalty, by IMDI on 60 days' written notice to the Fund or by the Fund by vote of either a majority of the outstanding voting securities of the Fund or a majority of the Independent Trustees on 60 days' written notice to IMDI. The Distribution Agreement shall terminate automatically in the event of its assignment.

      RULE 18F-3 PLAN. On February 23, 1995, the SEC adopted Rule 18f-3 under the 1940 Act, which permits a registered open-end investment company to issue multiple classes of shares in accordance with a written plan approved by the investment company's board of directors/trustees and filed with the SEC. The Board has adopted a Rule 18f-3 plan on behalf of each Fund. The key features of the Rule 18f-3 plan are as follows: (i) shares of each class of each Fund represent an equal pro rata interest in the Fund and generally have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications, terms and conditions, except that each class bears certain class-specific expenses and has separate voting rights on certain matters that relate solely to that class or in which the interests of shareholders of one class differ from the interests of shareholders of another class; (ii) subject to certain limitations described in the Prospectus, shares of a particular class of each Fund may be exchanged for shares of the same class of another Ivy fund; and (iii) each Fund's Class B shares will convert automatically into Class A shares of that Fund after a period of eight years, based on the relative net asset value of such shares at the time of conversion.

CUSTODIAN

      Pursuant to a Custodian Agreement with the Trust, Brown Brothers Harriman & Co. (the "Custodian"), a private bank and member of the principal securities exchanges, located at 40 Water Street, Boston, Massachusetts 02109 (the "Custodian"), maintains custody of the assets of each Fund held in the United States. Rules adopted under the 1940 Act permit the Trust to maintain its foreign securities and cash in the custody of certain eligible foreign banks and securities depositories. Pursuant to those rules, the Custodian has entered into subcustodial agreements for the holding of each Fund's foreign securities. With respect to each Fund, the Custodian may receive, as partial payment for its services to the Fund, a portion of the Trust's brokerage business, subject to its ability to provide best price and execution.

FUND ACCOUNTING SERVICES

      Pursuant to a Fund Accounting Services Agreement, MIMI provides certain accounting and pricing services for each Fund. As compensation for those services, each Fund pays MIMI a monthly fee plus out-of-pocket expenses as incurred. The monthly fee is based upon the net assets of each Fund at the preceding month end at the following rates: $1,250 when net assets are $10 million and under; $2,500 when net assets are over $10 million to $40 million; $5,000 when net assets are over $40 million to $75 million; and $6,500 when net assets are over $75 million.

      During the fiscal year ended December 31, 1998, Ivy Growth Fund paid MIMI $106,712 under the agreement.

      During the fiscal year ended December 31, 1998, Ivy Growth with Income Fund paid MIMI $94,539 under the agreement.

      During the fiscal year ended December 31, 1998, Ivy US Blue Chip Fund paid MIMI $1,654 under the agreement.

      During the fiscal year ended December 31, 1998, Ivy US Emerging Growth Fund paid MIMI $98,957 under the agreement.

TRANSFER AGENT AND DIVIDEND PAYING AGENT

      Pursuant to a Transfer Agency and Shareholder Service Agreement, Ivy Mackenzie Services Corp. ("IMSC"), a wholly owned subsidiary of MIMI, is the transfer agent for each Fund. Under the Agreement, each Fund pays a monthly fee at an annual rate of $20.00 for each open Class A, Class B, Class C and Advisor Class account. In addition, each Fund pays a monthly fee at an annual rate of $4.58 per account that is closed plus certain out-of-pocket expenses. Ivy US Blue Chip Fund pays a monthly fee at an annual rate of $10.25 per open Class I account. Such fees and expenses for the fiscal year ended December 31, 1998 for Ivy Growth Fund totaled $755,710. Such fees and expenses for the fiscal year ended December 31, 1998 for Ivy Growth with Income Fund totaled $235,695. Such fees and expenses for the fiscal year ended December 31, 1998 for Ivy US Blue Chip Fund totaled $184. Such fees and expenses for the fiscal year ended December 31, 1998 for Ivy US Emerging Growth Fund totaled $314,453. Certain broker-dealers that maintain shareholder accounts with each Fund through an omnibus account provide transfer agent and other shareholder-related services that would otherwise be provided by IMSC if the individual accounts that comprise the omnibus account were opened by their beneficial owners directly. IMSC pays such broker-dealers a per account fee for each open account within the omnibus account, or a fixed rate (e.g., 0.10%) fee, based on the average daily net asset value of the omnibus account (or a combination thereof).

ADMINISTRATOR

      Pursuant to an Administrative Services Agreement, MIMI provides certain administrative services to each Fund. As compensation for these services, each Fund pays MIMI a monthly fee at the annual rate of 0.10% of the Fund's average daily net asset value of its Class A, Class B, Class C, and Advisor Class shares. Ivy US Blue Chip Fund pays MIMI a monthly fee at the annual rate of 0.01% of its average daily net assets for Class I. Such fees for the fiscal year ended December 31, 1998 for Ivy Growth Fund totaled $320,272. Such fees for the fiscal year ended December 31, 1998 for Ivy Growth with Income Fund totaled $93,648. Such fees for the fiscal year ended December 31, 1998 for Ivy US Blue Chip Fund totaled $225. Such fees for the fiscal year ended December 31, 1998 for Ivy US Emerging Growth Fund totaled $115,978.

AUDITORS

      PricewaterhouseCoopers LLP, independent public accountants, has been selected as auditors for the Trust. The audit services performed by PricewaterhouseCoopers LLP include audits of the annual financial statements of each of the funds of the Trust. Other services provided principally relate to filings with the SEC and the preparation of the funds' tax returns.

                                   BROKERAGE ALLOCATION

      Subject to the overall supervision of the President and the Board, IMI places orders for the purchase and sale of each Fund's portfolio securities. All portfolio transactions are effected at the best price and execution obtainable. Purchases and sales of debt securities are usually principal transactions and therefore, brokerage commissions are usually not required to be paid by any Fund for such purchases and sales (although the price paid generally includes undisclosed compensation to the dealer). The prices paid to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter, and purchases of after-market securities from dealers normally reflect the spread between the bid and asked prices. In connection with OTC transactions, IMI attempts to deal directly with the principal market makers, except in those circumstances where IMI believes that a better price and execution are available elsewhere.

      IMI selects broker-dealers to execute transactions and evaluates the reasonableness of commissions on the basis of quality, quantity, and the nature of the firms' professional services. Commissions to be charged and the rendering of investment services, including statistical, research, and counseling services by brokerage firms, are factors to be considered in the placing of brokerage business. The types of research services provided by brokers may include general economic and industry data, and information on securities of specific companies. Research services furnished by brokers through whom the Trust effects securities transactions may be used by IMI in servicing all of its accounts. In addition, not all of these services may be used by IMI in connection with the services it provides to the Funds or the Trust. IMI may consider sales of shares of Ivy funds as a factor in the selection of broker-dealers and may select broker-dealers who provide it with research services. IMI will not, however, execute brokerage transactions other than at the best price and execution.

      During the fiscal years ended December 31, 1996, 1997 and 1998, Ivy Growth Fund paid brokerage commissions of $883,583, $683,881 and 907,345, respectively.

      During the fiscal years ended December 31, 1996, 1997 and 1998, Ivy Growth with Income Fund paid brokerage commissions of $293,827, $155,283 and $378,887, respectively.

      During the fiscal year ended December 31, 1998, Ivy US Blue Chip Fund paid brokerage commissions of $1,806.

      During the fiscal years ended December 31, 1996, 1997 and 1998, Ivy US Emerging Growth Fund paid brokerage commissions of $426,676, $583,738 and $658,613, respectively.

      Each Fund may, under some circumstances, accept securities in lieu of cash as payment for Fund shares. Each Fund will accept securities only to increase its holdings in a portfolio security or to take a new portfolio position in a security that IMI deems to be a desirable investment for that Fund. While no minimum has been established, it is expected that each Fund will not accept securities having an aggregate value of less than $1 million. The Trust may reject in whole or in part any or all offers to pay for Fund shares with securities and may discontinue accepting securities as payment for Fund shares at any time without notice. The Trust will value accepted securities in the manner and at the same time provided for valuing portfolio securities of each Fund, and each Fund's shares will be sold for net asset value determined at the same time the accepted securities are valued. The Trust will only accept securities delivered in proper form and will not accept securities subject to legal restrictions on transfer. The acceptance of securities by the Trust must comply with the applicable laws of certain states.

                             CAPITALIZATION AND VOTING RIGHTS

      The capitalization of the Trust consists of an unlimited number of shares of beneficial interest (no par value per share). When issued, shares of each class of each Fund are fully paid, non-assessable, redeemable and fully transferable. No class of shares of any Fund has preemptive rights or subscription rights.

      The Amended and Restated Declaration of Trust permits the Trustees to create separate series or portfolios and to divide any series or portfolio into one or more classes. The Trustees have authorized nineteen series, each of which represents a fund. The Trustees have further authorized the issuance of Class A, Class B, and Class C shares for Ivy International Fund and Ivy Money Market Fund and Class A, Class B, Class C and Advisor Class shares for the Funds, Ivy Asia Pacific Fund, Ivy Bond Fund, Ivy China Region Fund, Ivy Developing Nations Fund, Ivy European Opportunities Fund, Ivy Global Fund, Ivy Global Natural Resources Fund, Ivy Global Science & Technology Fund, Ivy International Fund II, Ivy International Small Companies Fund, Ivy International Strategic Bond Fund, Ivy Pan-Europe Fund, and Ivy South America Fund, as well as Class I shares for Ivy Bond Fund, Ivy European Opportunities Fund, Ivy Global Science & Technology Fund, Ivy International Fund, Ivy International Fund II, Ivy International Small Companies Fund, Ivy International Strategic Bond Fund and Ivy US Blue Chip Fund.

      Shareholders have the right to vote for the election of Trustees of the Trust and on any and all matters on which they may be entitled to vote by law or by the provisions of the Trust's By-Laws. The Trust is not required to hold a regular annual meeting of shareholders, and it does not intend to do so. Shares of each class of each Fund entitle their holders to one vote per share (with proportionate voting for fractional shares). Shareholders of each Fund are entitled to vote alone on matters that only affect that Fund. All classes of shares of each Fund will vote together, except with respect to the distribution plan applicable to the Fund's Class A, Class B or Class C shares or when a class vote is required by the 1940 Act. On matters relating to all funds of the Trust, but affecting the funds differently, separate votes by the shareholders of each fund are required. Approval of an investment advisory agreement and a change in fundamental policies would be regarded as matters requiring separate voting by the shareholders of each fund of the Trust. If the Trustees determine that a matter does not affect the interests of a Fund, then the shareholders of that Fund will not be entitled to vote on that matter. Matters that affect the Trust in general, such as ratification of the selection of independent public accountants, will be voted upon collectively by the shareholders of all funds of the Trust.

      As used in this SAI and the Prospectus, the phrase "majority vote of the outstanding shares" of a Fund means the vote of the lesser of: (1) 67% of the shares of that Fund (or of the Trust) present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or
(2) more than 50% of the outstanding shares of that Fund (or of the Trust).

      With respect to the submission to shareholder vote of a matter requiring separate voting by a Fund, the matter shall have been effectively acted upon with respect to that Fund if a majority of the outstanding voting securities of the Fund votes for the approval of the matter, notwithstanding that: (1) the matter has not been approved by a majority of the outstanding voting securities of any other fund of the Trust; or (2) the matter has not been approved by a majority of the outstanding voting securities of the Trust.

      The Amended and Restated Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove a person serving as trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust. Shareholders will be assisted in communicating with other shareholders in connection with the removal of a Trustee as if Section 26(c) of the Act were applicable.

      The Trust's shares do not have cumulative voting rights and accordingly the holders of more than 50% of the outstanding shares could elect the entire Board, in which case the holders of the remaining shares would not be able to elect any Trustees.

      Under Massachusetts law, the Trust's shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Amended and Restated Declaration of Trust disclaims liability of the shareholders, Trustees or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust, and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by the Trust or its Trustees. The Amended and Restated Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder of any Fund held personally liable for the obligations of that Fund. The risk of a shareholder of the Trust incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations and, thus, should be considered remote. No series of the Trust is liable for the obligations of any other series of the Trust.

                              SPECIAL RIGHTS AND PRIVILEGES

      The Trust offers, and (except as noted below) bears the cost of providing, to investors the following rights and privileges. The Trust reserves the right to amend or terminate any one or more of these rights and privileges. Notice of amendments to or terminations of rights and privileges will be provided to shareholders in accordance with applicable law.

      Certain of the rights and privileges described below refer to funds, other than the Funds, whose shares are also distributed by IMDI. These funds are: Ivy Asia Pacific Fund, Ivy Bond Fund, Ivy China Region Fund, Ivy Developing Nations Fund, Ivy European Opportunities Fund, Ivy Global Fund, Ivy Global Natural Resources Fund, Ivy Global Science & Technology Fund, Ivy International Fund, Ivy International Fund II, Ivy International Small Companies Fund, Ivy International Strategic Bond Fund, Ivy Money Market Fund, Ivy Pan-Europe Fund, and Ivy South America Fund, (the other fifteen series of the Trust). (Effective April 18, 1997, Ivy International Fund suspended the offer of its shares to new investors). Shareholders should obtain a current prospectus before exercising any right or privilege that may relate to these funds.

AUTOMATIC INVESTMENT METHOD

      The Automatic Investment Method, which enables a Fund shareholder to have specified amounts automatically drawn each month from his or her bank for investment in Fund shares, is available for all classes of shares. The minimum initial and subsequent investment under this method is $250 per month (except in the case of a tax qualified retirement plan for which the minimum initial and subsequent investment is $25 per month). A shareholder may terminate the Automatic Investment Method at any time upon delivery to IMSC of telephone instructions or written notice. See "Automatic Investment Method" in the Prospectus. To begin the plan, complete Sections 6A and 7B of the Account Application.

EXCHANGE OF SHARES

      As described in the Prospectus, shareholders of each Fund have an exchange privilege with other Ivy funds (except Ivy International Fund unless they have an existing Ivy International Fund account). Before effecting an exchange, shareholders of a Fund should obtain and read the currently effective prospectus for the Ivy fund into which the exchange is to be made.

      Advisor Class shareholders may exchange their outstanding Advisor Class shares for Advisor Class shares of another Ivy fund on the basis of the relative net asset value per share. The minimum value of Advisor Class shares which may be exchanged into an Ivy fund in which shares are not already held is $10,000. No exchange out of any Fund (other than by a complete exchange of all Fund shares) may be made if it would reduce the shareholder's interest in the Advisor Class shares of that Fund to less than $10,000.

      Each exchange will be made on the basis of the relative net asset value per share of the Ivy funds involved in the exchange next computed following receipt by IMSC of telephone instructions by IMSC or a properly executed request. Exchanges, whether written or telephonic, must be received by IMSC by the close of regular trading on the Exchange (normally 4:00 p.m., eastern time) to receive the price computed on the day of receipt. Exchange requests received after that time will receive the price next determined following receipt of the request. The exchange privilege may be modified or terminated at any time, upon at least 60 days' notice to the extent required by applicable law. See "Redemptions."

      An exchange of shares between any of the Ivy funds will result in a taxable gain or loss. Generally, this will be a capital gain or loss (long-term or short-term, depending on the holding period of the shares) in the amount of the difference between the net asset value of the shares surrendered and the shareholder's tax basis for those shares. However, in certain circumstances, shareholders will be ineligible to take sales charges into account in computing taxable gain or loss on an exchange. See "Taxation."

      With limited exceptions, gain realized by a tax-deferred retirement plan will not be taxable to the plan and will not be taxed to the participant until distribution. Each investor should consult his or her tax adviser regarding the tax consequences of an exchange transaction.

RETIREMENT PLANS

      Shares may be purchased in connection with several types of tax-deferred retirement plans. Shares of more than one fund distributed by IMDI may be purchased in a single application establishing a single account under the plan, and shares held in such an account may be exchanged among the Ivy funds in accordance with the terms of the applicable plan and the exchange privilege available to all shareholders. Initial and subsequent purchase payments in connection with tax-deferred retirement plans must be at least $25 per participant.

      The following fees will be charged to individual shareholder accounts as described in the retirement prototype plan document:

      Retirement Plan New Account Fee                 no fee
      Retirement Plan Annual Maintenance Fee          $10.00 per fund account

      For shareholders whose retirement accounts are diversified across several Ivy funds, the annual maintenance fee will be limited to not more than $20.

      The following discussion describes the tax treatment of certain tax-deferred retirement plans under current Federal income tax law. State income tax consequences may vary. An individual considering the establishment of a retirement plan should consult with an attorney and/or an accountant with respect to the terms and tax aspects of the plan.

      INDIVIDUAL RETIREMENT ACCOUNTS: Shares of each Fund may be used as a funding medium for an Individual Retirement Account ("IRA"). Eligible individuals may establish an IRA by adopting a model custodial account available from IMSC, who may impose a charge for establishing the account. Individuals should consult their tax advisers before investing IRA assets in an Ivy fund if that fund primarily distributes exempt-interest dividends.

      An individual who has not reached age 70-1/2 and who receives compensation or earned income is eligible to contribute to an IRA, whether or not he or she is an active participant in a retirement plan. An individual who receives a distribution from another IRA, a qualified retirement plan, a qualified annuity plan or a tax-sheltered annuity or custodial account ("403(b) plan") that qualifies for "rollover" treatment is also eligible to establish an IRA by rolling over the distribution either directly or within 60 days after its receipt. Tax advice should be obtained in connection with planning a rollover contribution to an IRA.

      In general, an eligible individual may contribute up to the lesser of $2,000 or 100% of his or her compensation or earned income to an IRA each year. If a husband and wife are both employed, and both are under age 70-1/2, each may set up his or her own IRA within these limits. If both earn at least $2,000 per year, the maximum potential contribution is $4,000 per year for both. For years after 1996, the result is similar even if one spouse has no earned income; if the joint earned income of the spouses is at least $4,000, a contribution of up to $2,000 may be made to each spouse's IRA. Rollover contributions are not subject to these limits.

      An individual may deduct his or her annual contributions to an IRA in computing his or her Federal income tax within the limits described above, provided he or she (or his or her spouse, if they file a joint Federal income tax return) is not an active participant in a qualified retirement plan (such as a qualified corporate, sole proprietorship, or partnership pension, profit sharing, 401(k) or stock bonus plan), qualified annuity plan, 403(b) plan, simplified employee pension, or governmental plan. If he or she (or his or her spouse) is an active participant, whether the individual's contribution to an IRA is fully deductible, partially deductible or not deductible depends on (i) adjusted gross income and (ii) whether it is the individual or the individual's spouse who is an active participant, in the case of married individuals filing jointly. Contributions may be made up to the maximum permissible amount even if they are not deductible. Rollover contributions are not includable in income for Federal income tax purposes and therefore are not deductible from it.

      Generally, earnings on an IRA are not subject to current Federal income tax until distributed. Distributions attributable to tax-deductible contributions and to IRA earnings are taxed as ordinary income. Distributions of non-deductible contributions are not subject to Federal income tax. In general, distributions from an IRA to an individual before he or she reaches age 59-1/2 are subject to a nondeductible penalty tax equal to 10% of the taxable amount of the distribution. The 10% penalty tax does not apply to amounts withdrawn from an IRA after the individual reaches age 59-1/2, becomes disabled or dies, or if withdrawn in the form of substantially equal payments over the life or life expectancy of the individual and his or her designated beneficiary, if any, or rolled over into another IRA, amounts withdrawn and used to pay for deductible medical expenses and amounts withdrawn by certain unemployed individuals not in excess of amounts paid for certain health insurance premiums, amounts used to pay certain qualified higher education expenses, and amounts used within 120 days of the date the distribution is received to pay for certain first-time homebuyer expenses. Distributions must begin to be withdrawn not later than April 1 of the calendar year following the calendar year in which the individual reaches age 70-1/2. Failure to take certain minimum required distributions will result in the imposition of a 50% non-deductible penalty tax.

      ROTH IRAS: Shares of each Fund also may be used as a funding medium for a Roth Individual Retirement Account ("Roth IRA"). A Roth IRA is similar in numerous ways to the regular (traditional) IRA, described above. Some of the primary differences are as follows.

      A single individual earning below $95,000 can contribute up to $2,000 per year to a Roth IRA. The maximum contribution amount diminishes and gradually falls to zero for single filers with adjusted gross incomes ranging from $95,000 to $110,000. Married couples earning less than $150,000 combined, and filing jointly, can contribute a full $4,000 per year ($2,000 per IRA). The maximum contribution amount for married couples filing jointly phases out from $150,000 to $160,000. An individual whose adjusted gross income exceeds the maximum phase-out amount cannot contribute to a Roth IRA.

      An eligible individual can contribute money to a traditional IRA and a Roth IRA as long as the total contribution to all IRAs does not exceed $2,000. Contributions to a Roth IRA are not deductible. Contributions to a Roth IRA may be made even after the individual for whom the account is maintained has attained age 70 1/2.

      No distributions are required to be taken prior to the death of the original account holder. If a Roth IRA has been established for a minimum of five years, distributions can be taken tax-free after reaching age 59 1/2, for a first-time home purchase ($10,000 maximum, one time use), or upon death or disability. All other distributions from a Roth IRA (other than the amount of nondeductible contributions) are taxable and subject to a 10% tax penalty unless an exception applies. Exceptions to the 10% penalty include: reaching age 59 1/2, death, disability, deductible medical expenses, the purchase of health insurance for certain unemployed individual and qualified higher education expenses.

      An individual with an income of less than $100,000 (who is not married filing separately) can roll his or her existing IRA into a Roth IRA. However, the individual must pay taxes on the taxable amount in his or her traditional IRA. After 1998, all taxes on such a rollover will have to be paid in the tax year in which the rollover is made.

      QUALIFIED PLANS: For those self-employed individuals who wish to purchase shares of one or more Ivy funds through a qualified retirement plan, a Custodial Agreement and a Retirement Plan are available from IMSC. The Retirement Plan may be adopted as a profit sharing plan or a money purchase pension plan. A profit sharing plan permits an annual contribution to be made in an amount determined each year by the self-employed individual within certain limits prescribed by law. A money purchase pension plan requires annual contributions at the level specified in the Custodial Agreement. There is no set-up fee for qualified plans and the annual maintenance fee is $20.00 per account.

      In general, if a self-employed individual has any common law employees, employees who have met certain minimum age and service requirements must be covered by the Retirement Plan. A self-employed individual generally must contribute the same percentage of income for common law employees as for himself or herself.

      A self-employed individual may contribute up to the lesser of $30,000 or 25% of compensation or earned income to a money purchase pension plan or to a combination profit sharing and money purchase pension plan arrangement each year on behalf of each participant. To be deductible, total contributions to a profit sharing plan generally may not exceed 15% of the total compensation or earned income of all participants in the plan, and total contributions to a combination money purchase-profit sharing arrangement generally may not exceed 25% of the total compensation or earned income of all participants. The amount of compensation or earned income of any one participant that may be included in computing the deduction is limited (generally to $150,000 for benefits accruing in plan years beginning after 1993, with annual inflation adjustments). A self-employed individual's contributions to a retirement plan on his or her own behalf must be deducted in computing his or her earned income.

      Corporate employers may also adopt the Custodial Agreement and Retirement Plan for the benefit of their eligible employees. Similar contribution and deduction rules apply to corporate employers.

      Distributions from the Retirement Plan generally are made after a participant's separation from service. A 10% penalty tax generally applies to distributions to an individual before he or she reaches age 59-1/2, unless the individual (1) has reached age 55 and separated from service; (2) dies; (3) becomes disabled; (4) uses the withdrawal to pay tax-deductible medical expenses; (5) takes the withdrawal as part of a series of substantially equal payments over his or her life expectancy or the joint life expectancy of himself or herself and a designated beneficiary; or (6) rolls over the distribution.

      The Transfer Agent will arrange for Investors Bank & Trust to furnish custodial services to the employer and any participating employees.

      DEFERRED COMPENSATION FOR PUBLIC SCHOOLS AND CHARITABLE ORGANIZATIONS ("403(B)(7) ACCOUNT"): Section 403(b)(7) of the Internal Revenue Code of 1986, as amended (the "Code") permits public school systems and certain charitable organizations to use mutual fund shares held in a custodial account to fund deferred compensation arrangements with their employees. A custodial account agreement is available for those employers whose employees wish to purchase shares of the Trust in conjunction with such an arrangement. The special application for a 403(b)(7) Account is available from IMSC.

      Distributions from the 403(b)(7) Account may be made only following death, disability, separation from service, attainment of age 59-1/2, or incurring a financial hardship. A 10% penalty tax generally applies to distributions to an individual before he or she reaches age 59-1/2, unless the individual (1) has reached age 55 and separated from service; (2) dies or becomes disabled; (3)
uses the withdrawal to pay tax-deductible medical expenses; (4) takes the withdrawal as part of a series of substantially equal payments over his or her life expectancy or the joint life expectancy of himself or herself and a designated beneficiary; or (5) rolls over the distribution. There is no set-up fee for 403(b)(7) Accounts and the annual maintenance fee is $20.00 per account.

      SIMPLIFIED EMPLOYEE PENSION ("SEP") IRAS: An employer may deduct contributions to a SEP up to the lesser of $30,000 or 15% of compensation. SEP accounts generally are subject to all rules applicable to IRA accounts, except the deduction limits, and are subject to certain employee participation requirements. No new salary reduction SEPs ("SARSEPs") may be established after 1996, but existing SARSEPs may continue to be maintained, and non-salary reduction SEPs may continue to be established as well as maintained after 1996.

      SIMPLE PLANS: An employer may establish a SIMPLE IRA or a SIMPLE 401(k) for years after 1996. An employee can make pre-tax salary reduction contributions to a SIMPLE Plan, up to $6,000 a year (as indexed). Subject to certain limits, the employer will either match a portion of employee contributions, or will make a contribution equal to 2% of each employee's compensation without regard to the amount the employee contributes. An employer cannot maintain a SIMPLE Plan for its employees if the employer maintains or maintained any other qualified retirement plan with respect to which any contributions or benefits have been credited.

            SYSTEMATIC WITHDRAWAL PLAN

      A shareholder may establish a Systematic Withdrawal Plan (a "Withdrawal Plan"), by telephone instructions or by delivery to IMSC of a written election to have his or her shares withdrawn periodically (minimum distribution amount - $50), accompanied by a surrender to IMSC of all share certificates then outstanding in such shareholder's name, properly endorsed by the shareholder. To be eligible to elect a Withdrawal Plan, a shareholder must continually maintain an account balance of at least $10,000. A Withdrawal Plan may not be established if the investor is currently participating in the Automatic Investment Method. A Withdrawal Plan may involve the depletion of a shareholder's principal, depending on the amount withdrawn.

      A redemption under a Withdrawal Plan is a taxable event. Shareholders contemplating participating in a Withdrawal Plan should consult their tax advisers.

      Additional investments made by investors participating in a Withdrawal Plan must equal at least $250 each while the Withdrawal Plan is in effect.

      An investor may terminate his or her participation in the Withdrawal Plan at any time by delivering written notice to IMSC. If all shares held by the investor are liquidated at any time, participation in the Withdrawal Plan will terminate automatically. The Trust or IMSC may terminate the Withdrawal Plan option at any time after reasonable notice to shareholders.

            GROUP SYSTEMATIC INVESTMENT PROGRAM

      Shares of each Fund may be purchased in connection with investment programs established by employee or other groups using systematic payroll deductions or other systematic payment arrangements. The Trust does not itself organize, offer or administer any such programs. However, it may, depending upon the size of the program, waive the minimum initial and additional investment requirements for purchases by individuals in conjunction with programs organized and offered by others. Unless shares of a Fund are purchased in conjunction with IRAs (see "How to Buy Shares" in the Prospectus), such group systematic investment programs are not entitled to special tax benefits under the Code. The Trust reserves the right to refuse purchases at any time or suspend the offering of shares in connection with group systematic investment programs, and to restrict the offering of shareholder privileges, such as check writing, simplified redemptions and other optional privileges, as described in the Prospectus, to shareholders using group systematic investment programs.

      With respect to each shareholder account established on or after September 15, 1972 under a group systematic investment program, the Trust and IMI each currently charge a maintenance fee of $3.00 (or portion thereof) that for each twelve-month period (or portion thereof) that the account is maintained. The Trust may collect such fee (and any fees due to IMI) through a deduction from distributions to the shareholders involved or by causing on the date the fee is assessed a redemption in each such shareholder account sufficient to pay such fee. The Trust reserves the right to change these fees from time to time without advance notice.

                                       REDEMPTIONS

      Shares of each Fund are redeemed at their net asset value next determined after a proper redemption request has been received by IMSC.

      Unless a shareholder requests that the proceeds of any redemption be wired to his or her bank account, payment for shares tendered for redemption is made by check within seven days after tender in proper form, except that the Trust reserves the right to suspend the right of redemption or to postpone the date of payment upon redemption beyond seven days, (i) for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which trading on the Exchange is restricted, (ii) for any period during which an emergency exists as determined by the SEC as a result of which disposal of securities owned by a Fund is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets, or
(iii) for such other periods as the SEC may by order permit for the protection of shareholders of a Fund.



      The Trust may redeem those Advisor Class accounts of shareholders who have maintained an investment of less than $10,000 in any Fund for a period of more than 12 months. All Advisor Class accounts below that minimum will be redeemed simultaneously when MIMI deems it advisable. The $10,000 balance will be determined by actual dollar amounts invested by the shareholder, unaffected by market fluctuations. The Trust will notify any such shareholder by certified mail of its intention to redeem such account, and the shareholder shall have 60 days from the date of such letter to invest such additional sums as shall raise the value of such account above that minimum. Should the shareholder fail to forward such sum within 60 days of the date of the Trust's letter of notification, the Trust will redeem the shares held in such account and transmit the redemption in value thereof to the shareholder. However, those shareholders who are investing pursuant to the Automatic Investment Method will not be redeemed automatically unless they have ceased making payments pursuant to the plan for a period of at least six consecutive months, and these shareholders will be given six-months' notice by the Trust before such redemption. Shareholders in a qualified retirement, pension or profit sharing plan who wish to avoid tax consequences must "rollover" any sum so redeemed into another qualified plan within 60 days. The Trustees of the Trust may change the minimum account size.

      If a shareholder has given authorization for telephonic redemption privilege, shares can be redeemed and proceeds sent by Federal wire to a single previously designated bank account. Delivery of the proceeds of a wire redemption request of $250,000 or more may be delayed by any Fund for up to seven days if deemed appropriate under then-current market conditions. The Trust reserves the right to change this minimum or to terminate the telephonic redemption privilege without prior notice. The Trust cannot be responsible for the efficiency of the Federal wire system of the shareholder's dealer of record or bank. The shareholder is responsible for any charges by the shareholder's bank.

      Each Fund employs reasonable procedures that require personal identification prior to acting on redemption or exchange instructions communicated by telephone to confirm that such instructions are genuine. In the absence of such instructions, a Fund may be liable for any losses due to unauthorized or fraudulent telephone instructions.

                                     NET ASSET VALUE

      The net asset value per share of each Fund is computed by dividing the value of that Fund's aggregate net assets (i.e., its total assets less its liabilities) by the number of the Fund's shares outstanding. For purposes of determining a Fund's aggregate net assets, receivables are valued at their realizable amounts. Each Fund's liabilities, if not identifiable as belonging to a particular class of that Fund, are allocated among the Fund's several classes based on their relative net asset size. Liabilities attributable to a particular class are charged to that class directly. The total liabilities for a class are then deducted from the class's proportionate interest in the Fund's assets, and the resulting amount is divided by the number of shares of the class outstanding to produce its net asset value per share.

      A security listed or traded on a recognized stock exchange or The Nasdaq Stock Market, Inc. ("Nasdaq") is valued at the security's last sale price on the exchange on which the security is principally traded. If no sale is reported at that time, the average between the last bid and asked price (the "Calculated Mean") is used. Unless otherwise noted herein, the value of a foreign security is determined in its national currency as of the normal close of trading on the foreign exchange on which it is traded or as of the close of regular trading on the Exchange, if that is earlier, and that value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, eastern time, on the day the value of the foreign security is determined. All other securities for which OTC market quotations are readily available are valued at the Calculated Mean.

      A debt security normally is valued on the basis of quotes obtained from at least two dealers (or one dealer who has made a market in the security) or pricing services that take into account appropriate valuation factors. Interest is accrued daily. Money market instruments are valued at amortized cost, which the Board believes approximates market value.

      An exchange-traded option is valued at the last sale price on the exchange on which it is principally traded, if available, and otherwise is valued at the last sale price on the other exchange(s). If there were no sales on any exchange, the option shall be valued at the Calculated Mean, if possible, and otherwise at the last offering price, in the case of a written option, and the last bid price, in the case of a purchased option. An OTC option is valued at the last offering price, in the case of a written option, and the last bid price, in the case of a purchased option. Exchange listed and widely-traded OTC futures (and options thereon) are valued at the most recent settlement price.

      Securities and other assets for which market prices are not readily available are priced at their "fair value" as determined by IMI in accordance with procedures approved by the Board. Trading in securities on many foreign securities exchanges is normally completed before the close of regular trading on the Exchange. Trading on foreign exchanges may not take place on all days on which there is regular trading on the Exchange, or may take place on days on which there is no regular trading on the Exchange (e.g., any of the national business holidays identified below). If events materially affecting the value of a Fund's portfolio securities occur between the time when a foreign exchange closes and the time when that Fund's net asset value is calculated (see following paragraph), such securities may be valued at fair value as determined by IMI and approved by the Board.

      Portfolio securities are valued (and net asset value per share is determined) as of the close of regular trading on the Exchange (normally 4:00 p.m., eastern time) on each day the Exchange is open for trading. The Exchange and the Trust's offices are expected to be closed, and net asset value will not be calculated, on the following national business holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. On those days when either or both of a Fund's Custodian or the Exchange close early as a result of a partial holiday or otherwise, the Trust reserves the right to advance the time on that day by which purchase and redemption requests must be received.

      The number of shares you receive when you place a purchase order, and the payment you receive after submitting a redemption request, is based on each Fund's net asset value next determined after your instructions are received in proper form by IMSC or by your registered securities dealer. Each purchase and redemption order is subject to any applicable sales charge. Since each Fund normally invests in securities that are listed on foreign exchanges that may trade on weekends or other days when the Fund does not price its shares, each Fund's net asset value may change on days when shareholders will not be able to purchase or redeem that Fund's shares. The sale of each Fund's shares will be suspended during any period when the determination of its net asset value is suspended pursuant to rules or orders of the SEC and may be suspended by the Board whenever in its judgment it is in a Fund's best interest to do so.

                                         TAXATION

      The following is a general discussion of certain tax rules thought to be applicable with respect to each Fund. It is merely a summary and is not an exhaustive discussion of all possible situations or of all potentially applicable taxes. Accordingly, shareholders and prospective shareholders should consult a competent tax adviser about the tax consequences to them of investing in any Fund.

      Each Fund intends to be taxed as a regulated investment company under Subchapter M of the Code. Accordingly, each Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund's assets is represented by cash, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies).

      As a regulated investment company, each Fund generally will not be subject to U.S. Federal income tax on its income and gains that it distributes to shareholders, if at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and the excess of any short-term capital gains over long-term capital losses) for the taxable year is distributed. Each Fund intends to distribute all such income.

      Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, each Fund must distribute during each calendar year, (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, each Fund intends to make distributions in accordance with the calendar year distribution requirements. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by a Fund in October, November or December of the year with a record date in such a month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year the distributions are declared, rather than the calendar year in which the distributions are received.

            OPTIONS, FUTURES AND FOREIGN CURRENCY FORWARD CONTRACTS

      The taxation of equity options and OTC options on debt securities is governed by Code section 1234. Pursuant to Code section 1234, the premium received by each Fund for selling a put or call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to the Fund. If a Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option written by a Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security and any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term depending upon the holding period of the security. With respect to a put or call option that is purchased by a Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is long-term or short-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

      Some of the options, futures and foreign currency forward contracts in which each Fund may invest may be "section 1256 contracts." Gains (or losses) on these contracts generally are considered to be 60% long-term and 40% short-term capital gains or losses; however, as described below, foreign currency gains or losses arising from certain section 1256 contracts are ordinary in character. Also, section 1256 contracts held by each Fund at the end of each taxable year (and on certain other dates prescribed in the Code) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized.

      The transactions in options, futures and forward contracts undertaken by each Fund may result in "straddles" for Federal income tax purposes. The straddle rules may affect the character of gains or losses realized by each Fund. In addition, losses realized by each Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the consequences of such transactions to each Fund are not entirely clear. The straddle rules may increase the amount of short-term capital gain realized by any Fund, which is taxed as ordinary income when distributed to shareholders.

      Each Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

      Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not engage in such transactions.

      Notwithstanding any of the foregoing, each Fund may recognize gain (but not loss) from a constructive sale of certain "appreciated financial positions" if the Fund enters into a short sale, offsetting notional principal contract, futures or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment are interests (including options, futures and forward contracts and short sales) in stock, partnership interests, certain actively traded trust instruments and certain debt instruments. Constructive sale treatment of appreciated financial positions does not apply to certain transactions closed in the 90-day period ending with the 30th day after the close of each Fund's taxable year, if certain conditions are met.

CURRENCY  FLUCTUATIONS  --  "SECTION  988"  GAINS  OR  LOSSES

          Gains or losses attributable to fluctuations in exchange rates which occur between the time each Fund accrues receivables or liabilities denominated in a foreign currency and the time that Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of some investments, including debt securities denominated in a foreign currency and certain options, futures and forward contracts, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "section 988" gains or losses, increase or decrease the amount of each Fund's investment company taxable income available to be distributed to its shareholders as ordinary income.

INVESTMENT IN PASSIVE FOREIGN INVESTMENT COMPANIES

      Each Fund may invest in shares of foreign corporations which may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets, or 75% or more of its gross income is investment-type income. If a Fund receives a so-called "excess distribution" with respect to PFIC stock, that Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which a Fund held the PFIC shares. Each Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

      Each Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Each Fund may elect to mark to market its PFIC shares, resulting in the shares being treated as sold at fair market value on the last business day of each taxable year. Any resulting gain would be reported as ordinary income; any resulting loss and any loss from an actual disposition of the shares would be reported as ordinary loss to the extent of any net gains reported in prior years. Under another election that currently is available in some circumstances, each Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given year.

            DEBT SECURITIES ACQUIRED AT A DISCOUNT

      Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by each Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount ("OID") is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures.

      Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by each Fund in the secondary market may be treated as having market discount. Generally, gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the "accrued market discount" on such debt security. In addition, the deduction of any interest expenses attributable to debt securities having market discount may be deferred. Market discount generally accrues in equal daily installments. Each Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

      Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by each Fund may be treated as having acquisition discount, or OID in the case of certain types of debt securities. Generally, each Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. Each Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

      Each Fund generally will be required to distribute dividends to shareholders representing discount on debt securities that is currently includable in income, even though cash representing such income may not have been received by that Fund. Cash to pay such dividends may be obtained from sales proceeds of securities held by each Fund.

            DISTRIBUTIONS

      Distributions of investment company taxable income are taxable to a U.S. shareholder as ordinary income, whether paid in cash or shares. Dividends paid by each Fund to a corporate shareholder, to the extent such dividends are attributable to dividends received from U.S. corporations by that Fund, may qualify for the dividends received deduction. However, the revised alternative minimum tax applicable to corporations may reduce the value of the dividends received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, designated by each Fund as capital gain dividends, are taxable to shareholders as long-term capital gains whether paid in cash or in shares, and regardless of how long the shareholder has held the Fund's shares; such distributions are not eligible for the dividends received deduction. Shareholders receiving distributions in the form of newly issued shares will have a cost basis in each share received equal to the net asset value of a share of that Fund on the distribution date. A distribution of an amount in excess of a Fund's current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder's basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder's basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares. Shareholders will be notified annually as to the U.S. Federal tax status of distributions and shareholders receiving distributions in the form of newly issued shares will receive a report as to the net asset value of the shares received.

      If the net asset value of shares is reduced below a shareholder's cost as a result of a distribution by a Fund, such distribution generally will be taxable even though it represents a return of invested capital. Shareholders should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at this time may reflect the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a distribution which generally will be taxable to them.

            DISPOSITION OF SHARES

      Upon a redemption, sale or exchange of his or her shares, a shareholder will realize a taxable gain or loss depending upon his or her basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and, if so, will be long-term or short-term, depending upon the shareholder's holding period for the shares. Any loss realized on a redemption sale or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any distributions of capital gain dividends received or treated as having been received by the shareholder with respect to such shares.

      In some cases, shareholders will not be permitted to take all or portion of their sales loads into account for purposes of determining the amount of gain or loss realized on the disposition of their shares. This prohibition generally applies where (1) the shareholder incurs a sales load in acquiring the shares of a Fund, (2) the shares are disposed of before the 91st day after the date on which they were acquired, and (3) the shareholder subsequently acquires shares in the same Fund or another regulated investment company and the otherwise applicable sales charge is reduced under a "reinvestment right" received upon the initial purchase of Fund shares. The term "reinvestment right" means any right to acquire shares of one or more regulated investment companies without the payment of a sales load or with the payment of a reduced sales charge. Sales charges affected by this rule are treated as if they were incurred with respect to the shares acquired under the reinvestment right. This provision may be applied to successive acquisitions of fund shares.

            FOREIGN WITHHOLDING TAXES

      Income received by each Fund from sources within a foreign country may be subject to withholding and other taxes imposed by that country.

      If more than 50% of the value of any Fund's total assets at the close of its taxable year consists of securities of foreign corporations, that Fund will be eligible and may elect to "pass-through" to the Fund's shareholders the amount of foreign income and similar taxes paid by the Fund. Pursuant to this election, a shareholder will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign income and similar taxes paid by the Fund, and will be entitled either to deduct his or her pro rata share of foreign income and similar taxes in computing his or her taxable income or to use it as a foreign tax credit against his or her U.S. Federal income taxes, subject to limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Foreign taxes generally may not be deducted by a shareholder that is an individual in computing the alternative minimum tax. Each shareholder will be notified within 60 days after the close of a Fund's taxable year whether the foreign taxes paid by the Fund will "pass-through" for that year and, if so, such notification will designate (1) the shareholder's portion of the foreign taxes paid to each such country and (2) the portion of the dividend which represents income derived from sources within each such country.

      Generally, except in the case of certain electing individual taxpayers who have limited creditable foreign taxes and no foreign source income other than passive investment-type income, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if a Fund makes the election described in the preceding paragraph, the source of the Fund's income flows through to its shareholders. With respect to each Fund, gains from the sale of securities generally will be treated as derived from U.S. sources and section 988 gains will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, including foreign source passive income received from each Fund. In addition, the foreign tax credit may offset only 90% of the revised alternative minimum tax imposed on corporations and individuals. Furthermore, the foreign tax credit is eliminated with respect to foreign taxes withheld on dividends if the dividend-paying shares or the shares of a Fund are held by the Fund or the shareholder, as the case may be, for less than 16 days (46 days in the case of preferred shares) during the 30-day period (90-day period for preferred shares) beginning 15 days (45 days for preferred shares) before the shares become ex-dividend. In addition, if a Fund fails to satisfy these holding period requirements, it cannot elect to pass through to shareholders the ability to claim a deduction for related foreign taxes.

      The foregoing is only a general description of the foreign tax credit under current law. Because application of the credit depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisers.

            BACKUP WITHHOLDING

      Each Fund will be required to report to the Internal Revenue Service ("IRS") all taxable distributions as well as gross proceeds from the redemption of the Fund's shares, except in the case of certain exempt shareholders. All such distributions and proceeds will be subject to withholding of Federal income tax at a rate of 31% ("backup withholding") in the case of non-exempt shareholders if (1) the shareholder fails to furnish the Fund with and to certify the shareholder's correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. If the withholding provisions are applicable, any such distributions or proceeds, whether reinvested in additional shares or taken in cash, will be reduced by the amounts required to be withheld.

      Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. This discussion does not purport to deal with all of the tax consequences applicable to the Funds or shareholders. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in any Fund.

                                 PERFORMANCE INFORMATION

      Performance information for the classes of shares of each Fund may be compared, in reports and promotional literature, to: (i) the S&P 500 Index, the Dow Jones Industrial Average ("DJIA"), or other unmanaged indices so that investors may compare each Fund's results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general; (ii) other groups of mutual funds tracked by Lipper Analytical Services, a widely used independent research firm that ranks mutual funds by overall performance, investment objectives and assets, or tracked by other services, companies, publications or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in a Fund. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions or administrative and management costs and expenses. Performance rankings are based on historical information and are not intended to indicate future performance.

      AVERAGE ANNUAL TOTAL RETURN. Quotations of standardized average annual total return ("Standardized Return") for a specific class of shares of each Fund will be expressed in terms of the average annual compounded rate of return that would cause a hypothetical investment in that class of the Fund made on the first day of a designated period to equal the ending redeemable value ("ERV") of such hypothetical investment on the last day of the designated period, according to the following formula:

      P(1 + T){superscript n} = ERV

      Where:      P     =     a hypothetical initial payment of $1,000
                              to purchase shares of a specific class

                  T     =     the average annual total return of shares of
                              that class

                  n     =     the number of years

                  ERV   =     the ending  redeemable  value of a  hypothetical
                              $1,000 payment made at the beginning of the period.

      For purposes of the above computation for each Fund, it is assumed that all dividends and capital gains distributions made by the Fund are reinvested at net asset value in additional Advisor Class shares during the designated period. Standardized Return quotations for each Fund do not take into account any required payments for federal or state income taxes. Standardized Return quotations are determined to the nearest 1/100 of 1%.

      Each Fund may, from time to time, include in advertisements, promotional literature or reports to shareholders or prospective investors total return data that are not calculated according to the formula set forth above ("Non-Standardized Return").

      In determining the average annual total return for a specific class of shares of each Fund, recurring fees, if any, that are charged to all shareholder accounts are taken into consideration. For any account fees that vary with the size of the account of each Fund, the account fee used for purposes of the following computations is assumed to be the fee that would be charged to the mean account size of the Fund.

      The Standardized Return for the Advisor Class shares of Ivy Growth Fund for the period from the date Advisor Class shares were first offered (January 1, 1998) through December 31, 1998 was (0.14)%.

      The Standardized Return for the Advisor Class shares of Ivy Growth with Income Fund for the period from the date Advisor Class shares were first offered (January 1, 1998) through December 31, 1998 was (0.36)%.

      The Standardized Return for the Advisor Class shares of Ivy US Blue Chip Fund for the period from the date Advisor Class shares were first offered (November 2, 1998) through December 31, 1998 was 7.40%. This figure reflects expense reimbursement. Without expense reimbursement, the Standardized Return would have been 6.50%.

      The Standardized Return for the Advisor Class shares of Ivy US Emerging Growth Fund for the period from the date Advisor Class shares were first offered (January 1, 1998) through December 31, 1998 was 13.78%.

      CUMULATIVE TOTAL RETURN. Cumulative total return is the cumulative rate of return on a hypothetical initial investment of $1,000 in a specific class of shares of each Fund for a specified period. Cumulative total return quotations reflect changes in the price of each Fund's shares and assume that all dividends and capital gains distributions during the period were reinvested in the same Fund's shares. Cumulative total return is calculated by computing the cumulative rates of return of a hypothetical investment in a specific class of shares of each Fund over such periods, according to the following formula (cumulative total return is then expressed as a percentage):

      C = (ERV/P) - 1

      Where:      C     =     cumulative total return

                  P     =     a hypothetical initial investment of $1,000 to
                              purchase shares of a specific class

                  ERV   =     ending  redeemable  value:  ERV is the value, at
                              the   end  of   the   applicable   period,   of  a
                              hypothetical   $1,000   investment   made  at  the
                              beginning of the applicable period.

      The Cumulative Total Return for the Advisor Class shares of Ivy Growth Fund for the period from the date Advisor Class shares were first offered (January 1, 1998) through December 31, 1998 was (0.14)%.

      The Cumulative Total Return for the Advisor Class shares of Ivy Growth with Income Fund for the period from the date Advisor Class shares were first offered (January 1, 1998) through December 31, 1998 was (0.36)%.

      The Cumulative Total Return for the Advisor Class shares of Ivy US Blue Chip Fund for the period from the date Advisor Class shares were first offered (November 2, 1998) through December 31, 1998 was 7.40%.

      The Cumulative Total Return for the Advisor Class shares of Ivy US Emerging Growth Fund for the period from the date Advisor Class shares were first offered (January 1, 1998) through December 31, 1998 was 13.78%.

      OTHER  QUOTATIONS,  COMPARISONS  AND GENERAL  INFORMATION.  The  foregoing computation methods are prescribed for advertising and other communications subject to SEC Rule 482. Communications not subject to this rule may contain a number of different measures of performance, computation methods and assumptions, including but not limited to: historical total returns; results of actual or hypothetical investments; changes in dividends, distributions or share values; or any graphic illustration of such data. These data may cover any period of the Trust's existence and may or may not include the impact of sales charges, taxes or other factors.

      Performance quotations for each Fund will vary from time to time depending on market conditions, the composition of the Fund's portfolio and operating expenses of the Fund. These factors and possible differences in the methods used in calculating performance quotations should be considered when comparing performance information regarding each Fund's shares with information published for other investment companies and other investment vehicles. Performance quotations should also be considered relative to changes in the value of each Fund's shares and the risks associated with each Fund's investment objectives and policies. At any time in the future, performance quotations may be higher or lower than past performance quotations and there can be no assurance that any historical performance quotation will continue in the future.

      Each Fund may also cite endorsements or use for comparison its performance rankings and listings reported in such newspapers or business or consumer publications as, among others: AAII Journal, Barron's, Boston Business Journal, Boston Globe, Boston Herald, Business Week, Consumer's Digest, Consumer Guide Publications, Changing Times, Financial Planning, Financial World, Forbes, Fortune, Growth Fund Guide, Houston Post, Institutional Investor, International Fund Monitor, Investor's Daily, Los Angeles Times, Medical Economics, Miami Herald, Money Mutual Fund Forecaster, Mutual Fund Letter, Mutual Fund Source Book, Mutual Fund Values, National Underwriter, Nelson's Directory of Investment Managers, New York Times, Newsweek, No Load Fund Investor, No Load Fund* X, Oakland Tribune, Pension World, Pensions and Investment Age, Personal Investor, Rugg and Steele, Time, U.S. News and World Report, USA Today, The Wall Street Journal, and Washington Post.

                                   FINANCIAL STATEMENTS

      Each Fund's Portfolio of Investments as of December 31, 1998, Statement of Assets and Liabilities as of December 31, 1998, Statement of Operations for the fiscal year ended December 31, 1998, Statement of Changes in Net Assets for the fiscal year ended December 31, 1998, Financial Highlights, Notes to Financial Statements, and Report of Independent Accountants, which are included in each Fund's December 31, 1998 Annual Report to shareholders, are incorporated by reference into this SAI.

                                   APPENDIX A

          DESCRIPTION OF STANDARD & POOR'S RATINGS GROUP ("S&P") AND
            MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") CORPORATE
                        BOND AND COMMERCIAL PAPER RATINGS

[From "Moody's Bond Record," November 1994 Issue (Moody's Investors Service, New York, 1994), and "Standard & Poor's Municipal Ratings Handbook," October 1997 Issue (McGraw Hill, New York, 1997).]

MOODY'S:

      (a) CORPORATE BONDS. Bonds rated Aaa by Moody's are judged by Moody's to be of the best quality, carrying the smallest degree of investment risk. Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa are judged by Moody's to be of high quality by all standards. Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large as those of Aaa bonds, or fluctuations of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than those applicable to Aaa securities. Bonds which are rated A by Moody's possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. Bonds rated Baa by Moody's are considered medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments of or maintenance of other terms of the contract over any long period of time may be small. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

      (b) COMMERCIAL PAPER. The Prime rating is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Issuers within this Prime category may be given ratings 1, 2 or 3, depending on the relative strengths of these factors. The designation of Prime-1 indicates the highest quality repayment capacity of the rated issue. Issuers rated Prime-2 are deemed to have a strong ability for repayment while issuers voted Prime-3 are deemed to have an acceptable ability for repayment. Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P:

      (a) CORPORATE BONDS. An S&P corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. The ratings described below may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

      Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong. Debt rated AA is judged by S&P to have a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree. Debt rated A by S&P has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

      Debt rated BBB by S&P is regarded by S&P as having an adequate capacity to pay interest and repay principal. Although such bonds normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than debt in higher rated categories.

      Debt rated BB, B, CCC, CC and C is regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or exposures to adverse conditions. Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating. Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating. Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating. The rating CC typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating. The rating C typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

      The rating CI is reserved for income bonds on which no interest is being paid. Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

      (b) COMMERCIAL PAPER. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

      The commercial paper rating A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation. For commercial paper with an A-2 rating, the capacity for timely payment on issues is satisfactory, but not as high as for issues designated A-1. Issues rated A-3 have adequate capacity for timely payment, but are more vulnerable to the adverse effects of changes in circumstances than obligations carrying higher designations.

      Issues rated B are regarded as having only speculative capacity for timely payment. The C rating is assigned to short-term debt obligations with a doubtful capacity for payment. Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.

                                  IVY BOND FUND

                      IVY INTERNATIONAL STRATEGIC BOND FUND

                              IVY MONEY MARKET FUND

                                    series of

                                    IVY FUND
                      Via Mizner Financial Plaza, Suite 300
                            700 South Federal Highway
                            Boca Raton, Florida 33432

                       STATEMENT OF ADDITIONAL INFORMATION

                                   May 3, 1999
                       (as supplemented October 18, 1999)



      Ivy Fund (the "Trust") is an open-end management investment company that currently consists of nineteen fully managed portfolios, each of which (except for Ivy South America Fund and Ivy International Strategic Bond Fund) is diversified. This Statement of Additional Information ("SAI") relates to the Class A, B and C shares of Ivy Money Market Fund and the Class A, B, C and I shares of Ivy Bond Fund and Ivy International Strategic Bond Fund (each a "Fund"). The other sixteen portfolios of the Trust are described in separate prospectuses and SAIs.

      This SAI is not a prospectus and should be read in conjunction with the prospectus for the Funds dated April 30, 1999 (the "Prospectus"), which may be obtained upon request and without charge from the Trust at the Distributor's address and telephone number printed below. Ivy Bond Fund and Ivy International Strategic Bond Fund also offer Advisor Class shares, which are described in a separate prospectus and SAI that may also be obtained without charge from the Distributor.

                               INVESTMENT MANAGER

                          Ivy Management, Inc. ("IMI")
                      Via Mizner Financial Plaza, Suite 300
                            700 South Federal Highway
                            Boca Raton, Florida 33432
                            Telephone: (800) 777-6472

                                   DISTRIBUTOR

                  Ivy Mackenzie Distributors, Inc. ("IMDI")
                      Via Mizner Financial Plaza, Suite 300
                            700 South Federal Highway
                            Boca Raton, Florida 33432
                            Telephone: (800) 456-5111

                                TABLE OF CONTENTS


GENERAL INFORMATION..........................................................1

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS..................................1
      IVY BOND FUND..........................................................1
      INVESTMENT RESTRICTIONS FOR IVY BOND FUND..............................2
      IVY INTERNATIONAL STRATEGIC BOND FUND..................................5
      INVESTMENT RESTRICTIONS FOR IVY INTERNATIONAL STRATEGIC BOND FUND......7
      IVY MONEY MARKET FUND..................................................9
      INVESTMENT RESTRICTIONS FOR IVY MONEY MARKET FUND.....................10
      COMMON STOCKS.........................................................13
      CONVERTIBLE SECURITIES................................................13
      DEBT SECURITIES.......................................................14
            IN GENERAL......................................................14
            INVESTMENT-GRADE DEBT SECURITIES................................14
            LOW-RATED DEBT SECURITIES.......................................14
            U.S. GOVERNMENT SECURITIES......................................16
            MUNICIPAL SECURITIES............................................16
            ZERO COUPON BONDS...............................................17
            FIRM COMMITMENT AGREEMENTS AND "WHEN-ISSUED" SECURITIES.........17
      ILLIQUID SECURITIES...................................................17
      FOREIGN SECURITIES....................................................18
      DEPOSITORY RECEIPTS...................................................19
      EMERGING MARKETS......................................................20
      FOREIGN SOVEREIGN DEBT OBLIGATIONS....................................21
      BRADY BONDS...........................................................21
      LOAN PARTICIPATIONS AND ASSIGNMENTS...................................22
      FOREIGN CURRENCIES....................................................23
      FOREIGN CURRENCY EXCHANGE TRANSACTIONS................................23
      REPURCHASE AGREEMENTS.................................................24
      BANKING INDUSTRY AND SAVINGS AND LOAN OBLIGATIONS.....................25
      COMMERCIAL PAPER......................................................25
      BORROWING.............................................................25
      SHORT SALES...........................................................26
      OPTIONS TRANSACTIONS..................................................26
            IN GENERAL......................................................26
            WRITING OPTIONS ON INDIVIDUAL SECURITIES........................27
            PURCHASING OPTIONS ON INDIVIDUAL SECURITIES.....................28
            PURCHASING AND WRITING OPTIONS ON SECURITIES INDICES............28
            RISKS OF OPTIONS TRANSACTIONS...................................29
      FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS....................30
            IN GENERAL......................................................30
            INTEREST RATE FUTURES CONTRACTS.................................32
            OPTIONS ON INTEREST RATE FUTURES CONTRACTS......................32
            SWAPS, CAPS, FLOORS AND COLLARS.................................33
            FOREIGN CURRENCY FUTURES CONTRACTS AND RELATED OPTIONS..........34
            RISKS ASSOCIATED WITH FUTURES AND RELATED OPTIONS...............35
      SECURITIES INDEX FUTURES CONTRACTS....................................36
            RISKS OF SECURITIES INDEX FUTURES...............................36
            COMBINED TRANSACTIONS...........................................37

PORTFOLIO TURNOVER..........................................................38

TRUSTEES AND OFFICERS.......................................................38
            PERSONAL INVESTMENTS BY EMPLOYEES OF IMI........................38

INVESTMENT ADVISORY AND OTHER SERVICES......................................38
      BUSINESS MANAGEMENT AND INVESTMENT ADVISORY SERVICES..................38
      DISTRIBUTION SERVICES.................................................41
            RULE 18F-3 PLAN.................................................42
            RULE 12B-1 DISTRIBUTION PLANS...................................42
      CUSTODIAN.............................................................45
      FUND ACCOUNTING SERVICES..............................................46
      TRANSFER AGENT AND DIVIDEND PAYING AGENT..............................46
      ADMINISTRATOR.........................................................46
      AUDITORS..............................................................47

BROKERAGE ALLOCATION........................................................47

CAPITALIZATION AND VOTING RIGHTS............................................48

SPECIAL RIGHTS AND PRIVILEGES...............................................49
      AUTOMATIC INVESTMENT METHOD...........................................50
      EXCHANGE OF SHARES....................................................50
            INITIAL SALES CHARGE SHARES.....................................50
      CONTINGENT DEFERRED SALES CHARGE SHARES...............................51
            CLASS A.........................................................51
            CLASS B.........................................................51
            CLASS C.........................................................52
            CLASS I.........................................................52
            ALL CLASSES.....................................................52
      LETTER OF INTENT......................................................53
      RETIREMENT PLANS......................................................53
            INDIVIDUAL RETIREMENT ACCOUNTS..................................54
            ROTH IRAS.......................................................55
            QUALIFIED PLANS.................................................56
            DEFERRED COMPENSATION FOR PUBLIC SCHOOLS AND CHARITABLE
            ORGANIZATIONS ("403(B)(7) ACCOUNT").............................57
            SIMPLIFIED EMPLOYEE PENSION ("SEP") IRAS........................57
            SIMPLE PLANS....................................................57
      REINVESTMENT PRIVILEGE................................................57
      RIGHTS OF ACCUMULATION................................................58
      SYSTEMATIC WITHDRAWAL PLAN............................................58
      GROUP SYSTEMATIC INVESTMENT PROGRAM...................................59

REDEMPTIONS.................................................................60

CONVERSION OF CLASS B SHARES................................................61

NET ASSET VALUE.............................................................61

TAXATION....................................................................63
      OPTIONS, FUTURES AND FOREIGN CURRENCY FORWARD CONTRACTS...............64
      CURRENCY FLUCTUATIONS -- "SECTION 988" GAINS OR LOSSES................65
      INVESTMENT IN PASSIVE FOREIGN INVESTMENT COMPANIES....................66
      DEBT SECURITIES ACQUIRED AT A DISCOUNT................................66
      DISTRIBUTIONS.........................................................67
      DISPOSITION OF SHARES.................................................67
      FOREIGN WITHHOLDING TAXES.............................................68
      BACKUP WITHHOLDING....................................................69

PERFORMANCE INFORMATION.....................................................69
      YIELD.................................................................70
            STANDARDIZED YIELD QUOTATIONS...................................70
            AVERAGE ANNUAL TOTAL RETURN.....................................71
            CUMULATIVE TOTAL RETURN.........................................75
            OTHER QUOTATIONS, COMPARISONS AND GENERAL INFORMATION...........76

FINANCIAL STATEMENTS........................................................77

APPENDIX A..................................................................78

APPENDIX B..................................................................81

                                GENERAL INFORMATION

      Ivy Bond Fund and Ivy Money Market Fund are organized as separate, diversified portfolios of the Trust, an open-end management investment company organized as a Massachusetts business trust on December 21, 1983. Ivy
International Strategic Bond Fund is organized as a separate, non-diversified portfolio of the Trust. Ivy Bond Fund commenced operations (Class A shares) on September 6, 1985. The inception date for Class B and Class I shares of Ivy Bond Fund was April 1, 1994. The inception date for Class C shares of Ivy Bond Fund was April 30, 1996. Ivy International Strategic Bond Fund will commence operations as of the date of this SAI. The inception date for Ivy Money Market Fund was April 3, 1987.

      Descriptions in this SAI of a particular investment practice or technique in which a Fund may engage or a financial instrument which a Fund may purchase are meant to describe the spectrum of investments that IMI, in its discretion, might, but is not required to, use in managing the Funds' portfolio assets. IMI may, in its discretion, at any time employ such practice, technique or instrument for one or more funds but not for all funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in some or all markets, in which case a Fund would not use them. Certain practices, techniques, or instruments may not be principal activities of a Fund but, to the extent employed, could from time to time have a material impact on a Fund's performance.

                       INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

      Each Fund has its own investment objectives and policies, which are described in the Prospectus under the captions "Summary" and "Additional Information About Strategies and Risks." Descriptions of each Fund's policies, strategies and investment restrictions, as well as additional information regarding the characteristics and risks associated with each Fund's investment techniques, is set forth below.

      Whenever an investment objective, policy or restriction set forth in the Prospectus or this SAI states a maximum percentage of assets that may be invested in any security or other asset or describes a policy regarding quality standards, such percentage limitation or standard shall, unless otherwise indicated, apply to a Fund only at the time a transaction is entered into. Accordingly, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in the percentage which results from circumstances not involving any affirmative action by a Fund, such as a change in market conditions or a change in a Fund's asset level or other circumstances beyond a Fund's control, will not be considered a violation.

IVY BOND FUND

      The Fund seeks a high level of current  income by  investing  primarily in
(i) investment grade corporate bonds (those rated Aaa, Aa, A or Baa by Moody's Investors Service, Inc. ("Moody's") or AAA, AA, A or BBB by Standard & Poor's Ratings Services ("S&P"), or, if unrated, considered by IMI to be of comparable quality) and (ii) U.S. Government securities (including mortgage-backed securities issued by U.S. Government agencies or instrumentalities) that mature in more than 13 months. As a fundamental policy, the Fund normally invests at least 65% of its total assets in these fixed income securities. For temporary defensive purposes, the Fund may invest without limit in U.S. Government securities maturing in 13 months or less, certificates of deposit, bankers' acceptances, commercial paper and repurchase agreements. The Fund may also invest up to 35% of its total assets in such money market securities in order to meet redemptions or to maximize income to the Fund while it is arranging longer-term investments.

      The Fund may invest up to 35% of its net assets in corporate debt securities, including zero coupon bonds (subject to the restrictions set forth below), rated Ba or below by Moody's or BB or below by S&P, or, if unrated, considered by IMI to be of comparable quality (commonly referred to as "high yield" or "junk" bonds). The Fund will not invest in debt securities rated less than C by either Moody's or S&P. See Appendix A for a description of Moody's and S&P's corporate bond ratings.

      The Fund may invest up to 5% of its net assets in dividend-paying common and preferred stocks (including adjustable rate preferred stocks and securities convertible into common stocks), municipal bonds, zero coupon bonds, and securities sold on a "when-issued" or firm commitment basis. As a temporary measure for extraordinary or emergency purposes, the Fund may borrow from banks up to 10% of the value of its total assets.

      The Fund may invest up to 20% of its net assets in debt securities of foreign issuers, including non-U.S. dollar-denominated debt securities, American Depository Receipts ("ADRs"), Global Depository ("GDRs"), American Depository Shares ("ADSs") and Global Depository Shares ("GDSs"), Eurodollar securities and debt securities issued, assumed or guaranteed by foreign governments or political subdivisions or instrumentalities thereof. The Fund may also enter into forward foreign currency contracts, but not for speculative purposes. The Fund may not invest more than 15% of the value of its net assets in illiquid securities.

      The Fund may purchase put and call options, provided the premium paid for such options does not exceed 10% of the Fund's net assets. The Fund may also sell covered put options with respect to up to 50% of the value of its net assets, and may write covered call options so long as not more than 20% of the Fund's net assets in subject to being purchased upon the exercise of the calls. For hedging purposes only, the Fund may engage in transactions in interest rate futures contracts, currency futures contracts and options on interest rate futures and currency futures contracts.

                  INVESTMENT RESTRICTIONS FOR IVY BOND FUND

      The Fund's investment objectives as set forth in the "Summary" section of the Prospectus, together with the investment restrictions set forth below, are fundamental policies of the Fund and may not be changed without the approval of a majority of the outstanding voting shares of the Fund. The Fund has adopted the following fundamental investment restrictions:

(i) The Fund has elected to be classified as a diversified series of an open-end investment company.

(ii) The Fund will not borrow money, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(i) The Fund will not issue senior securities, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(ii) The Fund will not engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

(iii) The Fund will not purchase or sell real estate (which term does not include securities of companies that deal in real estate or mortgages or investments secured by real estate or interests therein), except that the Fund may hold and sell real estate acquired as a result of the Fund's ownership of securities.

(iv) The Fund will not purchase physical commodities or contracts relating to physical commodities, although the Fund may invest in commodities futures contracts and options thereon to the extent permitted by the Prospectus or this SAI.

(v) The Fund will not make loans to other persons, except (a) loans of portfolio securities, and (b) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with the Fund's investment objective and policies may be deemed to be loans.

(vi) The Fund will not concentrate its investments in a particular industry, as the term "concentrate" is interpreted in connection with the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

                             ADDITIONAL RESTRICTIONS

      The Fund has adopted the following additional restrictions, which are not fundamental and which may be changed without shareholder approval, to the extent permitted by applicable law, regulation or regulatory policy.

      Under these restrictions, the Fund may not:

(i) purchase any security if, as a result, the Fund would then have more than 5% of its total assets (taken at current value) invested in securities of companies (including predecessors) less than three years old;

(ii)      purchase or sell real estate limited partnership interests;

(iii) purchase or retain securities of any company if officers and Trustees of the Trust and officers and directors of Ivy Management, Inc. (the Manager, with respect to Ivy Bond Fund), MIMI or Mackenzie Financial Corporation who individually own more than 1/2 of 1% of the securities of that company together own beneficially more than 5% of such securities;

(iv) purchase or sell interests in oil, gas and mineral leases (other than securities of companies that invest in or sponsor such programs);

(v) invest more than 15% of its net assets taken at market value at the time of the investment in "illiquid securities." Illiquid securities may include securities subject to legal or contractual restrictions on resale (including private placements), repurchase agreements maturing in more than seven days, certain options traded over the counter that the Fund has purchased, securities being used to cover certain options that the Fund has written, securities for which market quotations are not readily available, or other securities which legally or in IMI's opinion, subject to the Board's supervision, may be deemed illiquid, but shall not include any instrument that, due to the existence of a trading market, to the Fund's compliance with certain conditions intended to provide liquidity, or to other factors, is liquid;

(vi) make investments in securities for the purpose of exercising control over or management of the issuer;

(vii) purchase securities on margin, except such short-term credits as are necessary for the clearance of transactions. The deposit or payment by the Fund of initial or variation margin in connection with futures contracts or relate options transactions is not considered the purchase of a security on margin;

(viii) borrowamounts in excess of 10% of its total assets, taken at the lower of cost or market value, and then only from banks as a temporary measure for extraordinary or emergency purposes;

(ix) mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund (except as may be necessary in connection with permitted borrowings and then not in excess of 20% of the Fund's total assets); provided, however, this does not prohibit escrow, collateral or margin arrangements in connection with its use of options, short sales, futures contracts and options on future contracts;

(x) participate on a joint or a joint and several basis in any trading account in securities. The "bunching" of orders of the Fund -- or of the Fund and of other accounts under the investment management of the persons rendering investment advice to the Fund -- for the sale or purchase of portfolio securities shall not be considered participation in a joint securities trading account; or

(xi)      make short sales of securities or maintain a short position.

      IVY INTERNATIONAL STRATEGIC BOND FUND

      The Fund is a non-diversified company whose investment objectives are to seek total return by investing primarily in the debt securities of foreign issuers and, consistent with that objective, to maximize current income. The Fund will seek to achieve its investment objectives primarily through investment in debt securities issued by foreign governments, government-related entities and corporations. IMI will endeavor to achieve the Fund's investment objectives through active management of country, sector and currency exposure.

      The Fund seeks to achieve its objectives by investing primarily in a managed portfolio of high quality bonds denominated in foreign currencies. At least 65% of the Fund's total assets will normally be invested in bonds of foreign issuers. In selecting bonds for the Fund's portfolio, IMI will consider various factors, including yields, credit quality and the fundamental outlook for currency and interest rate trends in different parts of the world. IMI may also take into account the ability to hedge currency and local bond price risk.

      To be considered a high quality bond in which the Fund primarily invests, a bond must be rated at least BBB or better by S&P or Baa by Moody's or, if the bond is unrated, it must be considered by IMI to be of comparable quality in local currency terms.

      The Fund may invest less than 35% of its net assets in debt securities rated Ba or below by Moody's and/or BB or below by S&P or, if unrated, considered by IMI to be of comparable quality. The Fund will not invest in debt securities that, at the time of investment, are rated less than C by either Moody's or S&P.

      The Fund's investments may include: debt securities issued or guaranteed by a foreign national government, its agencies, instrumentalities or political subdivisions; debt securities issued or guaranteed by supranational organizations (e.g., European Investment Bank, Inter-American Development Bank or the World Bank); corporate debt securities; bank or bank holding company debt securities; and other debt securities, including those convertible into common stock. The Fund may also invest in zero coupon securities which do not provide for the periodic payment of interest and are sold at significant discount from face value.

      The Fund may also purchase securities which are not publicly offered and may be subject to regulations applicable to restricted securities. The Fund may invest in fixed- and floating-rate issues such as loan participations and loan assignments. In addition, the Fund may purchase Brady Bonds and other sovereign debt of countries that have restructured or are in the process of restructuring their sovereign debt.

      The Fund intends to diversify among several countries and market sectors, and to have represented, in substantial proportions, debt exposure in not less than three different countries other than the United States. Under normal circumstances, the Fund will invest no more than 35% of the value of its total assets in the debt securities of U.S. issuers. The Fund may engage in the use of options, futures, forward foreign currency contracts and other derivatives transactions, as described below, for hedging purposes, to seek to enhance potential gain, or as substitutes for direct debt holdings. The Fund may also engage in short sales of securities as a hedge for related securities whose liquidity may be insufficient to render it cost effective to sell and repurchase such securities (e.g., hedging a less liquid security of a corporate emerging markets issuer by selling short the larger, more liquid issue of a sovereign entity). The Fund may invest without limit in U.S. debt securities, including short-term money market securities, for temporary defensive or emergency purposes. It is not possible to predict the extent to which the Fund might employ such optional strategies.

      To protect against adverse movements of interest rates and for purposes of liquidity, the Fund may also purchase short-term obligations denominated in U.S. and foreign currencies such as, but not limited to, bank deposits, bankers' acceptances, certificates of deposit, commercial paper, short-term government, government agency, supranational agency and corporate obligations, and repurchase agreements.

      The Fund can use various techniques to increase or decrease its exposure to changing security prices, interest rates, currency exchange rates, commodity prices, or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling options and futures contracts, entering into currency exchange, interest rate and other financial futures contracts and related options, and purchasing indexed securities.

      IMI can, in its discretion, use these practices to attempt to adjust the risk and return characteristics of the Fund's portfolio of investments. If IMI judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

      The Fund may enter into repurchase agreements with selected banks and broker/dealers. Under a repurchase agreement, the Fund acquires securities, subject to the seller's agreement to repurchase at a specified time and price.

      The Fund may purchase securities on a when-issued or forward delivery basis, for payment and delivery at a later date. The price and yield generally are fixed on the date of commitment to purchase. From the time of purchase until settlement, no interest accrues to the Fund. At the time of settlement, the market value of the security may differ from the purchase price.

      The higher yields and high income sought by the Fund may be obtainable from high yield, higher risk securities in the lower rating categories of the established rating services. These securities are rated Ba or lower by Moody's or BB or lower by S&P. The Fund may invest in securities rated as low as C by Moody's or S&P, which may indicate that the obligations are speculative to a high degree and often in default. Securities rated lower than Baa or BBB (and comparable unrated securities) are commonly referred to as "high yield" or "junk" bonds and are considered to be predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Should the rating of a portfolio security be downgraded, IMI will determine whether it is in the Fund's best interest to retain or dispose of the security. However, should any individual bond held by the Fund be downgraded below a rating of C, IMI currently intends to dispose of such bond based on then existing market conditions. See Appendix A for a more complete description of the ratings assigned by Moody's and S&P and their respective characteristics.

      The Fund may not borrow money in excess of 20% of its total assets, except as a temporary measure for extraordinary or emergency purposes or except in connection with reverse repurchase agreements. In addition, as a matter of non-fundamental policy, the Fund may not invest more than 15% of its net assets in illiquid securities. These instruments may be difficult to sell promptly at an acceptable price, and the sale of certain of these instruments may be subject to legal restrictions. Difficulty in selling these instruments may result in a loss or may be costly to the Fund. A description of these and other policies and restrictions is contained under "Investment Restrictions" below.

      The Fund's investment objectives are fundamental and may not be changed without the approval of a majority of the outstanding voting shares of the Fund. Except for the Fund's investment objectives and those investment restrictions specifically identified as fundamental, all investment policies and practices described in the Prospectus and in this SAI are non-fundamental, and may be changed by the Board of Trustees without shareholder approval. There can be no assurance that the Fund's objectives will be met. The different types of securities and investment techniques used by the Fund involve varying degrees of risk. For information about the particular risks associated with each type of investment, see the descriptions of risk factors below, and the "Risk Factors and Investment Techniques" section of the Prospectus.

      INVESTMENT RESTRICTIONS FOR IVY INTERNATIONAL STRATEGIC BOND FUND

      The Fund's investment objectives as set forth in the Prospectus under "Investment Objectives and Policies," together with the investment restrictions set forth below, are fundamental policies of the Fund and may not be changed with respect to the Fund without the approval of a majority of the outstanding voting shares of the Fund. The Fund has adopted the following fundamental investment restrictions:

(i) The Fund will not borrow money, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(ii) The Fund will not issue senior securities, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(iii) The Fund will not engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

(iv) The Fund will not purchase or sell real estate (which term does not include securities of companies that deal in real estate or mortgages or investments secured by real estate or interests therein), except that the Fund may hold and sell real estate acquired as a result of the Fund's ownership of securities.

(v) The Fund will not purchase physical commodities or contracts relating to physical commodities, although the Fund may invest in commodities futures contracts and options thereon to the extent permitted by the Prospectus and this SAI.

(vi) The Fund will not make loans to other persons, except (a) loans of portfolio securities, and (b) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with the Fund's investment objective and policies may be deemed to be loans.

(vii) The Fund will not concentrate its investments in a particular industry, as the term "concentrate" is interpreted in connection with the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

                             ADDITIONAL RESTRICTIONS

      The Fund has adopted the following additional restrictions, which are not fundamental and which may be changed without shareholder approval, to the extent permitted by applicable law, regulation or regulatory policy.

      Under these restrictions, the Fund may not:

(i)       purchase or sell real estate limited partnership interests;

(ii) purchase or sell interests in oil, gas and mineral leases (other than securities of companies that invest in or sponsor such programs);

(iii) invest more than 15% of its net assets taken at market value at the time of the investment in "illiquid securities." Illiquid securities may include securities subject to legal or contractual restrictions on resale (including private placements), repurchase agreements maturing in more than seven days, certain options traded over the counter that the Fund has written, securities for which market quotations are not readily available, or other securities which legally or in IMI's opinion, subject to the Board's supervision, may be deemed illiquid, but shall not include any instrument that, due to the existence of a trading market or to other factors, is liquid;

(iv) purchase securities of other investment companies, except in connection with a merger, consolidation or sale of assets, and except that the Fund may purchase shares of other investment companies subject to such restrictions as may be imposed by the Investment Company Act of 1940 and rules thereunder;

(v) make investments in securities for the purpose of exercising control or management of the issuer.

(vi) participate on a joint or a joint and several basis in any trading account in securities. The "bunching" of orders of the Fund--or of the Fund and of other accounts under the investment management of the persons rendering investment advice to the Fund--for the sale or purchase of portfolio securities shall not be considered participation in a joint securities trading account;

(vii) purchase securities on margin, except such short-term credits as are necessary for the clearance of transactions; the deposit or payment by the Fund of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin;

(viii) borrowamounts in excess of 20% of its total assets, taken at the lower of cost or market value, and then only from banks as a temporary measure for extraordinary or emergency purposes or except in connection with reverse repurchase agreements, provided that the Fund maintains net asset coverage of at least 300% for all borrowings; and

(ix) mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund (except as may be necessary in connection with permitted borrowings and then not in excess of 20% of the Fund's total assets); provided, however, this does not prohibit escrow, collateral or margin arrangements in connection with its use of options, short sales, futures contracts and options on future contracts.

IVY MONEY MARKET FUND

      The  Fund  seeks  to  obtain  as  high a level  of  current  income  as is consistent  with the  preservation  of capital and  liquidity  by  investing  in high-quality, short-term securities. The Fund's investment objective is fundamental and may not be changed without the approval of a majority of the Fund's outstanding voting shares, although the Trustees may make non-material changes in the Fund's objectives without shareholder approval. Except for the Fund's investment objective and those investment restrictions specifically identified as fundamental, all investment policies and practices described in the Prospectus and in this SAI are not fundamental and therefore may be changed by the Trustees without shareholder approval. There can be no assurance that the Fund will achieve its investment objectives. The different types of securities and investment techniques used by the Fund involve varying degrees of risk. For information about the particular risks associated with each type of investment, see the description of risk factors below, and the "Risk Factors and Investment Techniques" section of the Prospectus.

      Whenever an investment objective, policy or restriction described in the Prospectus or in this SAI states a maximum percentage of assets that may be invested in a security or other asset, or describes a policy regarding quality standards, that percentage limitation or standard will, unless otherwise indicated, apply to the Fund only at the time a transaction takes place. Thus, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in the percentage that results from circumstances not involving any affirmative action by the Fund will not be considered a violation.

      The Fund invests in money market instruments maturing within thirteen months or less and maintains a portfolio with a dollar-weighted average maturity of 90 days or less. By purchasing such short-term securities, the Fund will attempt to maintain a constant net asset value of $1.00 per share. The Funds portfolio of investments is actively monitored on a daily basis to maintain competitive yields on investments.

      The Fund will invest in the following categories of money market instrument: (i) debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; (ii) obligations (including certificates of deposits and bankers' acceptances) of domestic banks and savings and loan associations; (iii) high-quality commercial paper that at the time of purchase is rated at least A-2 by Moody's or AA or P-2 by S&P or, if unrated, is issued or guaranteed by a corporation with outstanding debt rated AA or higher by S&P or Aa or higher by Moody's or which is judged by IMI to be of at least equivalent quality; (iv) short-term corporate notes, bonds and debentures that at the time of purchase are rated at least Aa by Moody's or AA by S&P or that are judged by IMI to be of at least equivalent quality; and (v) repurchase agreements with domestic banks for periods not exceeding seven days and only with respect to U.S. government securities that throughout the period have a value at least equal to the amount of the loan (including accrued interest).

      The securities in which the Fund invests must present minimal credit risk and be rated in one of the two highest short-term rating categories for debt obligations by at least two nationally recognized statistical rating organizations ("NRSROs") assigning a rating to the securities or issuer, or if only one NRSRO has assigned a rating, by that agency or determined to be of equivalent value by IMI. Purchases of securities that are rated by only one NRSRO must be previously approved or ratified subsequently by the Trustees. Securities that are rated in the highest short-term rating category by at least two NRSROs (or that have been issued by an issuer that is rated with respect to a class of short-term debt obligations, or any security within that class, comparable in priority and quality with such securities) are designated "First Tier Securities." Securities rated in the two highest short-term rating categories by at least two NRSROs, but which are not rated in the highest category by two or more NRSROs, are designated "Second Tier Securities." IMI shall determine whether a security presents minimal credit risk under procedures adopted by the Board of Trustees.

      The Fund may not invest more than 5% of its total assets in the securities of any one issuer. This limitation shall not apply to U.S. Government securities. Further, the Fund will not invest more than the greater of 1% of its total assets or one million dollars in the securities of a single issuer that were Second Tier Securities when acquired by the Fund. In addition, the Fund may not invest more than 5% of its total assets in securities that are Second Tier Securities when acquired by the Fund. As a fundamental policy, the Fund may not borrow money, except for temporary purposes, and then only in an amount not exceeding 10% of the value of the Fund's total assets.

      INVESTMENT RESTRICTIONS FOR IVY MONEY MARKET FUND

      The Fund's investment objectives as set forth in the Prospectus under "Investment Objective and Policies," together with the investment restrictions set forth below, are fundamental policies of the Fund and may not be changed without the approval of a majority (as defined in the 1940 Act, of the Fund's outstanding voting shares. The Fund has adopted the following fundamental investment restrictions:

(i) The Fund has elected to be classified as a diversified series of an open-end investment company.

(ii) The Fund will not borrow money, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(iii) The Fund will not issue senior securities, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(iv) The Fund will not engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

(v) The Fund will not purchase or sell real estate (which term does not include securities of companies that deal in real estate or mortgages or investments secured by real estate or interests therein), except that the Fund may hold and sell real estate acquired as a result of the Fund's ownership of securities.

(vi) The Fund will not purchase physical commodities or contracts relating to physical commodities, although the Fund may invest in commodities futures contracts and options thereon to the extent permitted by the Prospectus and this SAI.

(vii) The Fund will not make loans to other persons, except (a) loans of portfolio securities, and (b) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with the Fund's investment objective and policies may be deemed to be loans.

(viii) The Fund will not concentrate its investments in a particular industry, as the term "concentrate" is interpreted in connection with the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time, although the Fund may concentrate its investments in instruments issued by domestic banks in accordance with its Prospectus and applicable law.

                             ADDITIONAL RESTRICTIONS

      The Fund has adopted the following additional restrictions, which are not fundamental and which may be changed without shareholder approval to the extent permitted by applicable law, regulation or regulatory policy. Under these restrictions, the Fund may not:

(i) invest in oil, gas or other mineral leases or exploration or development programs;

(ii) invest more than 5% of the value of its total assets in the securities of unseasoned issuers, including their predecessors, which have been in operation for less than three years;

(iii) invest more than 5% of the value of its total assets in the securities of issuers which are not readily marketable;

(iv) engage in the purchase and sale of puts, calls, straddles or spreads (except to the extent described in the Prospectus and in this SAI);

(v)       invest  in  companies  for  the  purpose  of  exercising   control  of
          management;

(vi) purchase any security which it is restricted from selling to the public without registration under the Securities Act of 1933;

(ix) invest more than 5% of its total assets in warrants, valued at the lower of cost or market, or more than 2% of its total assets in warrants, so valued, which are not listed on either the New York or American Stock Exchanges;

(viii) borrow money, except for temporary purposes where investment transactions might advantageously require it. Any such loan may not be for a period in excess of 60 days, and the aggregate amount of all outstanding loans may not at any time exceed 10% of the value of the total assets of the Fund at the time any such loan is made;

(ix)      purchase securities on margin;

(x)       sell securities short;

(xi) purchase from or sell to any of its officers or trustees, or firms of which any of them are members or which they control, any securities (other than capital stock of the Fund), but such persons or firms may act as brokers for the Fund for customary commissions to the extent permitted by the 1940 Act; or

(xii) purchase the securities of any other open-end investment company, except as part of a plan of merger or consolidation;

      Under the 1940 Act, the Fund is permitted, subject to the above investment restrictions, to borrow money only from banks. The Trust has no current intention of borrowing amounts in excess of 5% of the Fund's assets. The Fund will continue to interpret fundamental investment restriction (v) as prohibiting investment in real estate limited partnership interests; this restriction shall not, however, prohibit investment in readily marketable securities of companies that invest in real estate or interests therein, including real estate investment trusts.

COMMON STOCKS

      Common stock can be issued by companies to raise cash; all common stock shares represent a proportionate ownership interest in a company. As a result, the value of common stock rises and falls with a company's success or failure. The market value of common stock can fluctuate significantly, with smaller companies being particularly susceptible to price swings. Transaction costs in smaller company stocks may also be higher than those of larger companies.

CONVERTIBLE SECURITIES

      The convertible securities in which a Fund may invest include corporate bonds, notes, debentures, preferred stock and other securities that may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. Investments in convertible securities can provide income through interest and dividend payments as well as an opportunity for capital appreciation by virtue of their conversion or exchange features. Because convertible securities can be converted into equity securities, their values will normally vary in some proportion with those of the underlying equity securities. Convertible securities usually provide a higher yield than the underlying equity, however, so that the price decline of a convertible security may sometimes be less substantial than that of the underlying equity security. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stock changes, and, therefore, also tends to follow movements in the general market for equity securities. When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of the value of the underlying common stock, although typically not as much as the price of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

      As debt securities, convertible securities are investments that provide for a stream of income. Like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

      Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, are senior in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, convertible bonds and convertible preferred stock typically have lower coupon rates than similar non-convertible securities. Convertible securities may be issued as fixed income obligations that pay current income.

DEBT SECURITIES

      IN GENERAL. Investment in debt securities involves both interest rate and credit risk. Generally, the value of debt instruments rises and falls inversely with fluctuations in interest rates. As interest rates decline, the value of debt securities generally increases. Conversely, rising interest rates tend to cause the value of debt securities to decrease. Bonds with longer maturities generally are more volatile than bonds with shorter maturities. The market value of debt securities also varies according to the relative financial condition of the issuer. In general, lower-quality bonds offer higher yields due to the increased risk that the issuer will be unable to meet its obligations on interest or principal payments at the time called for by the debt instrument.

      INVESTMENT-GRADE DEBT SECURITIES. Bonds rated Aaa by Moody's Investors Service, Inc. ("Moody's") and AAA by Standard & Poor's Ratings Group ("S&P") are judged to be of the best quality (i.e., capacity to pay interest and repay principal is extremely strong). Bonds rated Aa/AA are considered to be of high quality (i.e., capacity to pay interest and repay principal is very strong and differs from the highest rated issues only to a small degree). Bonds rated A are viewed as having many favorable investment attributes, but elements may be present that suggest a susceptibility to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. Bonds rated Baa/BBB (considered by Moody's to be "medium grade" obligations) are considered to have an adequate capacity to pay interest and repay principal, but certain protective elements may be lacking (i.e., such bonds lack outstanding investment characteristics and have some speculative characteristics). A Fund may invest in debt securities that are given an investment-grade rating by Moody's or S&P, and may also invest in unrated debt securities that are considered by IMI to be of comparable quality.

      LOW-RATED DEBT SECURITIES. Securities rated lower than Baa by Moody's or BBB by S&P, and comparable unrated securities (commonly referred to as "high yield" or "junk" bonds), including many emerging markets bonds, are considered to be predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. The lower the ratings of corporate debt securities, the more their risks render them like equity securities. Such securities carry a high degree of risk (including the possibility of default or bankruptcy of the issuers of such securities), and generally involve greater volatility of price and risk of principal and income (and may be less liquid) than securities in the higher rating categories. (See Appendix A for a more complete description of the ratings assigned by Moody's and S&P and their respective characteristics.)

      Lower rated and unrated securities are especially subject to adverse changes in general economic conditions and to changes in the financial condition of their issuers. Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. During an economic downturn or period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service their principal and interest payment obligations. Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect a Fund's net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

      Changes in interest rates may have a less direct or dominant impact on high yield bonds than on higher quality issues of similar maturities. However, the price of high yield bonds can change significantly or suddenly due to a host of factors including changes in interest rates, fundamental credit quality, market psychology, government regulations, U.S. economic growth and, at times, stock market activity. High yield bonds may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, a Fund may have to replace the security with a lower yielding security.

      The trading market for high yield securities may be thin to the extent that there is no established retail secondary market or because of a decline in the value of such securities. A thin trading market may limit the ability of a Fund to accurately value high yield securities in the Fund's portfolio, could adversely affect the price at which the Fund could sell such securities, and cause large fluctuations in the daily net asset value of the Fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of low-rated debt securities, especially in a thinly traded market. When secondary markets for high yield securities become relatively less liquid, it may be more difficult to value the securities, requiring additional research and elements of judgment. These securities may also involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

      Credit quality in the high yield securities market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high yield security. For these reasons, it is the policy of IMI not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and on-going review of credit quality. The achievement of a Fund's investment objectives by investment in such securities may be more dependent on IMI's credit analysis than is the case for higher quality bonds. Should the rating of a portfolio security be downgraded, IMI will determine whether it is in the best interest of each Fund to retain or dispose of such security. However, should any individual bond held by any Fund be downgraded below a rating of C, IMI currently intends to dispose of such bond based on then existing market conditions.

      Prices for high yield securities may be affected by legislative and regulatory developments. For example, Federal rules require savings and loan institutions to gradually reduce their holdings of this type of security. Also, Congress has from time to time considered legislation that would restrict or eliminate the corporate tax deduction for interest payments in these securities and regulate corporate restructurings. Such legislation may significantly depress the prices of outstanding securities of this type.

      U.S. GOVERNMENT SECURITIES. U.S. Government securities are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. Securities guaranteed by the U.S. Government include:
(1) direct obligations of the U.S. Treasury (such as Treasury bills, notes, and bonds) and (2) Federal agency obligations guaranteed as to principal and interest by the U.S. Treasury (such as GNMA certificates, which are mortgage-backed securities). When such securities are held to maturity, the payment of principal and interest is unconditionally guaranteed by the U.S. Government, and thus they are of the highest possible credit quality. U.S. Government securities that are not held to maturity are subject to variations in market value due to fluctuations in interest rates.

      Mortgage-backed securities are securities representing part ownership of a pool of mortgage loans. For example, GNMA certificates are such securities in which the timely payment of principal and interest is guaranteed by the full faith and credit of the U.S. Government. Although the mortgage loans in the pool will have maturities of up to 30 years, the actual average life of the loans typically will be substantially less because the mortgages will be subject to principal amortization and may be prepaid prior to maturity. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the security. Conversely, rising interest rates tend to decrease the rate of prepayments, thereby lengthening the actual average life of the security (and increasing the security's price volatility). Accordingly, it is not possible to predict accurately the average life of a particular pool. Reinvestment of prepayment may occur at higher or lower rates than the original yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current rates, mortgage-backed securities can be less effective than typical bonds of similar maturities at "locking in" yields during periods of declining interest rates, and may involve significantly greater price and yield volatility than traditional debt securities. Such securities may appreciate or decline in market value during periods of declining or rising interest rates, respectively.

      Securities issued by U.S. Government instrumentalities and certain Federal agencies are neither direct obligations of nor guaranteed by the U.S. Treasury; however, they involve Federal sponsorship in one way or another. Some are backed by specific types of collateral, some are supported by the issuer's right to borrow from the Treasury, some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer, others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to, Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, Federal National Mortgage Association, Federal Home Loan Mortgage Association, and Student Loan Marketing Association.

      MUNICIPAL SECURITIES. Municipal securities are debt obligations that generally have a maturity at the time of issue in excess of one year and are issued to obtain funds for various public purposes. The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities, or, in some cases, from the proceeds of a special excise of a specific revenue source. Industrial development bonds or private activity bonds are issued by or on behalf of public authorities to obtain funds for privately-operated facilities and are in most cases revenue bonds that generally do not carry the pledge of the full faith and credit of the issuer of such bonds, but depend for payment on the ability of the industrial user to meet its obligations (or on any property pledged as security).

      The market prices of municipal securities, like those of taxable debt securities, go up and down when interest rates change. Thus, the net asset value per share can be expected to fluctuate and shareholders may receive more or less than their purchase price for shares they redeem.

      ZERO COUPON BONDS. Zero coupon bonds are debt obligations issued without any requirement for the periodic payment of interest. Zero coupon bonds are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds would accrue and compound over the period until maturity at a rate of interest reflecting the market rate at the time of issuance. If a Fund holds zero coupon bonds in its portfolio, it would recognize income currently for Federal income tax purposes in the amount of the unpaid, accrued interest and generally would be required to distribute dividends representing such income to shareholders currently, even though funds representing such income would not have been received by the Fund. Cash to pay dividends representing unpaid, accrued interest may be obtained from, for example, sales proceeds of portfolio securities and Fund shares and from loan proceeds. The potential sale of portfolio securities to pay cash distributions from income earned on zero coupon bonds may result in a Fund being forced to sell portfolio securities at a time when it might otherwise choose not to sell these securities and when the Fund might incur a capital loss on such sales. Because interest on zero coupon obligations is not distributed to each Fund on a current basis, but is in effect compounded, the value of the securities of this type is subject to greater fluctuations in response to changing interest rates than the value of debt obligations which distribute income regularly.

      FIRM COMMITMENT AGREEMENTS AND "WHEN-ISSUED" SECURITIES. New issues of certain debt securities are often offered on a "when-issued" basis, meaning the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment, but delivery and payment for the securities normally take place after the date of the commitment to purchase. Firm commitment agreements call for the purchase of securities at an agreed-upon price on a specified future date. A Fund may use such investment techniques in order to secure what is considered to be an advantageous price and yield to the Fund and not for purposes of leveraging such Fund's assets. In either instance, each Fund will maintain in a segregated account with its Custodian cash or liquid securities equal (on a daily market-to-market basis) to the amount of its commitment to purchase the underlying securities.

ILLIQUID SECURITIES

      Ivy Bond Fund and Ivy International Strategic Bond Fund may purchase securities other than in the open market. While such purchases may often offer attractive opportunities for investment not otherwise available on the open market, the securities so purchased are often "restricted securities" or "not readily marketable" (i.e., they cannot be sold to the public without registration under the Securities Act of 1933, as amended (the "1933 Act"), or the availability of an exemption from registration (such as Rule 144A) or because they are subject to other legal or contractual delays in or restrictions on resale). This investment practice, therefore, could have the effect of increasing the level of illiquidity of a Fund. It is the policy of Ivy Bond Fund and Ivy International Strategic Bond Fund that illiquid securities (including repurchase agreements of more than seven days duration, certain restricted securities, and other securities which are not readily marketable) may not constitute, at the time of purchase, more than 15% of the value of the Fund's net assets. The Trust's Board of Trustees has approved guidelines for use by IMI in determining whether a security is illiquid.

      Generally speaking, restricted securities may be sold (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the 1933 Act. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. If adverse market conditions were to develop during the period between a Fund's decision to sell a restricted or illiquid security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. Where a registration statement is required for the resale of restricted securities, a Fund may be required to bear all or part of the registration expenses. A Fund may be deemed to be an "underwriter" for purposes of the 1933 Act when selling restricted securities to the public and, in such event, the Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

      Since it is not possible to predict with assurance that the market for securities eligible for resale under Rule 144A will continue to be liquid, IMI will monitor such restricted securities subject to the supervision of the Board of Trustees. Among the factors IMI may consider in reaching liquidity decisions relating to Rule 144A securities are: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer).

FOREIGN SECURITIES

      The securities of foreign issuers in which Ivy Bond Fund and Ivy International Strategic Bond Fund may invest include non-U.S. dollar-denominated debt securities, Euro dollar securities, sponsored and unsponsored American
Depository  Receipts ("ADRs"),  Global Depository  Receipts  ("GDRs"),  American
Depository Shares ("ADSs"), Global Depository Shares ("GDSs") and related depository instruments, and debt securities issued, assumed or guaranteed by foreign governments or political subdivisions or instrumentalities thereof. Shareholders should consider carefully the substantial risks involved in investing in securities issued by companies and governments of foreign nations, which are in addition to the usual risks inherent in the Fund's domestic investments.

      Although IMI intends to invest each Fund's assets only in nations that are generally considered to have relatively stable and friendly governments, there is the possibility of expropriation, nationalization, repatriation or confiscatory taxation, taxation on income earned in a foreign country and other foreign taxes, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default on foreign government securities, political or social instability or diplomatic developments which could affect investments in securities of issuers in those nations. In addition, in many countries there is less publicly available information about issuers than is available for U.S. companies. Moreover, foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. In many foreign countries, there is less governmental supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in the United States. Foreign securities transactions may also be subject to higher brokerage costs than domestic securities transactions. The foreign securities markets of many of the countries in which each Fund may invest may also be smaller, less liquid and subject to greater price volatility than those in the United States. In addition, each Fund may encounter difficulties or be unable to pursue legal remedies and obtain judgment in foreign courts.

      Foreign bond markets have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of a Fund are uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Further, the inability to dispose of portfolio securities due to settlement problems could result either in losses to a Fund because of subsequent declines in the value of the portfolio security or, if the Fund has entered into a contract to sell the security, in possible liability to the purchaser. It may be more difficult for each Fund's agents to keep currently informed about corporate actions such as stock dividends or other matters that may affect the prices of portfolio securities. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Moreover, individual foreign economies may differ favorably or unfavorably from the United States economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. IMI seeks to mitigate the risks to each Fund associated with the foregoing considerations through investment variation and continuous professional management.

DEPOSITORY RECEIPTS

      ADRs, GDRs, ADSs, GDSs and related securities are depository instruments, the issuance of which is typically administered by a U.S. or foreign bank or trust company. These instruments evidence ownership of underlying securities issued by a U.S. or foreign corporation. ADRs are publicly traded on exchanges or over-the-counter ("OTC") in the United States. Unsponsored programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, information concerning the issuer may not be as current or as readily available as in the case of sponsored depository instruments, and their prices may be more volatile than if they were sponsored by the issuers of the underlying securities.

EMERGING MARKETS

      Ivy Bond Fund and Ivy International Strategic Bond Fund could have significant investments in securities traded in emerging markets. Investors should recognize that investing in such countries involves special considerations, in addition to those set forth above, that are not typically associated with investing in United States securities and that may affect each Fund's performance favorably or unfavorably.

      In recent years, many emerging market countries around the world have undergone political changes that have reduced government's role in economic and personal affairs and have stimulated investment and growth. Historically, there is a strong direct correlation between economic growth and stock market returns. While this is no guarantee of future performance, IMI believes that investment opportunities (particularly in the energy, environmental services, natural resources, basic materials, power, telecommunications and transportation industries) may result within the evolving economies of emerging market countries from which each Fund and its shareholders will benefit.

      Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. Such risks include (i) less social, political and economic stability; (ii) a small market for securities and/or a low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies that may restrict each Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until relatively recently in certain Eastern European countries, of a capital market structure or market-oriented economy; (vii) the possibility that recent favorable economic developments in Eastern Europe may be slowed or reversed by unanticipated political or social events in such countries; and (viii) the possibility that currency devaluations could adversely affect the value of each Fund's investments. Further, many emerging markets have experienced and continue to experience high rates of inflation.

      Despite the dissolution of the Soviet Union, the Communist Party may continue to exercise a significant role in certain Eastern European countries. To the extent of the Communist Party's influence, investments in such countries will involve risks of nationalization, expropriation and confiscatory taxation. The communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of such expropriation, a Fund could lose a substantial portion of any investments it has made in the affected countries. Further, few (if any) accounting standards exist in Eastern European countries. Finally, even though certain Eastern European currencies may be convertible into U.S. dollars, the conversion rates may be artificial in relation to the actual market values and may be adverse to each Fund's net asset value.

      Certain Eastern European countries that do not have well-established trading markets are characterized by an absence of developed legal structures governing private and foreign investments and private property. In addition, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment of foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals.

      Authoritarian governments in certain Eastern European countries may require that a governmental or quasi-governmental authority act as custodian of each Fund's assets invested in such country. To the extent such governmental or quasi-governmental authorities do not satisfy the requirements of the Investment Company Act of 1940, as amended (the "1940 Act"), with respect to the custody of each Fund's cash and securities, each Fund's investment in such countries may be limited or may be required to be effected through intermediaries. The risk of loss through governmental confiscation may be increased in such countries.

FOREIGN SOVEREIGN DEBT OBLIGATIONS

      Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy towards the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service it debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including Ivy Bond Fund or Ivy International Strategic Bond Fund) may be request to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

BRADY BONDS

      Ivy International Strategic Bond Fund may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the `Brady Plan"). Brady Plan debt restructurings have been implemented to date in Argentina, Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Nigeria, Peru, the Philippines, Poland, Uruguay, and Venezuela.

      Brady Bonds have been issued only recently, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S.
dollar) and are actively traded in over-the-counter secondary markets. Dollar-denominated, collateralized Brady Bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter.

      Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds, with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.

LOAN PARTICIPATIONS AND ASSIGNMENTS

      Ivy International Strategic Bond Fund may invest in fixed- and floating-rate loans ("Loans") arranged through private negotiations between an issuer of emerging market debt instruments and one or more financial institutions ("Lenders"). The Fund's investments in Loans are expected in most instances to be in the form of participations in Loans ("Participations") and assignments of portions of Loans ("Assignments") from third parties. Participations typically will result in the Fund having a contractual relationship only with the Lender and not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. The Fund will acquire Participations only if the Lender interpositioned between the Fund and the borrower is determined by the Adviser to be creditworthy.

      When the Fund purchases Assignments from Lenders, it will acquire direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and may be more limited than, those held by the assigning Lender.

      The Fund may have difficulty disposing of Assignments and Participation. Because no liquid market for these obligations typically exists, the Fund anticipates that these obligations could be sold only to a limited number of institutional investors. The lack of a liquid secondary market will have an adverse effect on the Fund's ability to dispose of particular Assignments or Participations when necessary to meet the Fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations may also make it more difficult for the Fund to assign a value to those securities for purposes of valuing the Fund's portfolio and calculating its net asset value.

FOREIGN CURRENCIES

      Investment in foreign securities usually will involve currencies of foreign countries. Moreover, Ivy Bond Fund and Ivy International Strategic Bond Fund may temporarily hold funds in bank deposits in foreign currencies during the completion of investment programs and may purchase forward foreign currency contracts. Because of these factors, the value of the assets of each of these Funds as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and each Fund may incur costs in connection with conversions between various currencies. Although each Fund's custodian values the Fund's assets daily in terms of U.S. dollars, each Fund does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. Each Fund will do so from time to time, however, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. Each Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies.

      Because Ivy Bond Fund and Ivy International Strategic Bond Fund normally will be invested in both U.S. and foreign securities markets, changes in each Fund's share price may have a low correlation with movements in U.S. markets. Each Fund's share price will reflect the movements of the different stock and bond markets in which it is invested (both U.S. and foreign), and of the currencies in which the investments are denominated. Thus, the strength or weakness of the U.S. dollar against foreign currencies may account for part of each Fund's investment performance. U.S. and foreign securities markets do not always move in step with each other, and the total returns from different markets may vary significantly. In addition, significant uncertainty surrounds the proposed introduction of the euro (a common currency for the European Union) in January 1999 and its effect on the value of securities denominated in local European currencies. These and other currencies in which each Fund's assets are denominated may be devalued against the U.S. dollar, resulting in a loss to a Fund.

FOREIGN CURRENCY EXCHANGE TRANSACTIONS

      Ivy Bond Fund and Ivy International Strategic Bond Fund may enter into forward foreign currency contracts in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date (usually less than a year), and typically is individually negotiated and privately traded by currency traders and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for commissions, they do realize a profit based on the difference between the price at which they are buying and selling various currencies. Although these contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase.

      While Ivy Bond Fund and Ivy International Strategic Bond Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for each of these Funds than if it had not engaged in such transactions. Moreover, there may be an imperfect correlation between a Fund's portfolio holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. An imperfect correlation of this type may prevent the Fund from achieving the intended hedge or expose a Fund to the risk of currency exchange loss.

      Ivy Bond Fund and Ivy International Strategic Bond Fund may purchase currency forwards and combine such purchases with sufficient cash or short-term securities to create unleveraged substitutes for investments in foreign markets when deemed advantageous. Each Fund may also combine the foregoing with bond futures or interest rate futures contracts to create the economic equivalent of an unhedged foreign bond position.

      Ivy Bond Fund and Ivy International Strategic Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which each Fund has or in which each Fund expects to have portfolio exposure.

      Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transactions costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

REPURCHASE AGREEMENTS

      Repurchase agreements are contracts under which a Fund buys a money market instrument and obtains a simultaneous commitment from the seller to repurchase the instrument at a specified time and at an agreed-upon yield. Under guidelines approved by the Board, Ivy Bond Fund and Ivy International Strategic Bond Fund are permitted to enter into repurchase agreements only if the repurchase agreements are at least fully collateralized with U.S. Government securities or other securities that IMI has approved for use as collateral for repurchase agreements and the collateral must be marked-to-market daily. Each Fund will enter into repurchase agreements only with banks and broker-dealers deemed to be creditworthy by IMI under the above-referenced guidelines. In the unlikely event of failure of the executing bank or broker-dealer, a Fund could experience some delay in obtaining direct ownership of the underlying collateral and might incur a loss if the value of the security should decline, as well as costs in disposing of the security.

BANKING INDUSTRY AND SAVINGS AND LOAN OBLIGATIONS

      Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank (meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument at maturity). In addition to investing in certificates of deposit and bankers' acceptances, each Fund may invest in time deposits in banks or savings and loan associations. Time deposits are generally similar to certificates of deposit, but are uncertificated. Each Fund's investments in certificates of deposit, time deposits, and bankers' acceptance are limited to obligations of (i) banks having total assets in excess of $1 billion, (ii) U.S. banks which do not meet the $1 billion asset requirement, if the principal amount of such obligation is fully insured by the Federal Deposit Insurance Corporation (the "FDIC"), (iii) savings and loan association which have total assets in excess of $1 billion and which are members of the FDIC, and (iv) foreign banks if the obligation is, in IMI's opinion, of an investment quality comparable to other debt securities which may be purchased by a Fund. Each Fund's investments in certificates of deposit of savings associations are limited to obligations of Federal and state-chartered institutions whose total assets exceed $1 billion and whose deposits are insured by the FDIC.

COMMERCIAL PAPER.

      Commercial paper represents short-term unsecured promissory notes issued in bearer form by bank holding companies, corporations and finance companies. Each Fund may invest in commercial paper that is rated Prime-1 by Moody's Investors Service, Inc. ("Moody's") or A-1 by Standard & Poor's Corporation ("S&P") or, if not rated by Moody's or S&P, is issued by companies having an outstanding debt issue rated Aaa or Aa by Moody's or AAA or AA by S&P.

BORROWING

      Borrowing may exaggerate the effect on a Fund's net asset value of any increase or decrease in the value of the Fund's portfolio securities. Money borrowed will be subject to interest costs (which may include commitment fees and/or the cost of maintaining minimum average balances). Although the principal of each Fund's borrowings will be fixed, a Fund's assets may change in value during the time a borrowing is outstanding, thus increasing exposure to capital risk.

SHORT SALES

      Ivy International Strategic Bond Fund may engage in short sale transactions in fixed-income securities. Short selling involves the sale of borrowed securities. At the time a short sale is effected, the Fund incurs an obligation to replace the security borrowed at whatever its price may be at the time that the Fund purchases it for delivery to the lender. When a short sale transaction is closed out by delivery of the securities, any gain or loss on the transaction is taxable as a short-term capital gain or loss. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividends or interest which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. Until the Fund replaces a borrowed security in connection with a short sale, the Fund will: (a) maintain daily a segregated account containing cash or liquid securities, at such level that (i) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short; or (b) otherwise cover its short position.

      Since short selling can result in profits when bond prices generally decline, Ivy International Strategic Bond Fund in this manner, can, to a certain extent, hedge the market risk to the value of its other investments and protect its equity in a declining market. However, the Fund could, at any given time, suffer both a loss on the purchase or retention of one security, if that security should decline in value, and a loss on a short sale of another security, if the security sold short should increase in value. If the Fund sells short one security to hedge a position in a similar security, the Fund could experience a loss due to an increase in the price of the security sold short resulting from an incorrectly perceived correlation between the two securities or a correlation not present at the time of the short sale transaction. Moreover, to the extent that in a generally rising market the Fund maintains short positions in securities rising with the market, the net asset value of the Fund would be expected to increase to a lesser extent than the net asset value of an investment company that does not engage in short sales.

OPTIONS TRANSACTIONS

      IN GENERAL. A call option is a short-term contract (having a duration of less than one year) pursuant to which the purchaser, in return for the premium paid, has the right to buy the security underlying the option at the specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. A put option is a similar contract pursuant to which the purchaser, in return for the premium paid, has the right to sell the security underlying the option at the specified exercise price at any time during the term of the option. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option, to buy the underlying security at the exercise price. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the time remaining to expiration of the option, supply and demand, and interest rates.

      If the writer of a U.S. exchange-traded option wishes to terminate the obligation, the writer may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the Options Clearing Corporation. However, a writer may not effect a closing purchase transaction after it has been notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate his or her position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected at any particular time or at any acceptable price. If any call or put option is not exercised or sold, it will become worthless on its expiration date. Closing purchase transactions are not available for OTC transactions. In order to terminate an obligation in an OTC transaction, the Fund would negotiate directly with the counterparty.

      Ivy Bond Fund or Ivy International Strategic Bond Fund will realize a gain (or a loss) on a closing purchase transaction with respect to a call or a put previously written by the Fund if the premium, plus commission costs, paid by the Fund to purchase the call or the put is less (or greater) than the premium, less commission costs, received by the Fund on the sale of the call or the put. A gain also will be realized if a call or a put that a Fund has written lapses unexercised, because a Fund would retain the premium. Any such gains (or losses) are considered short-term capital gains (or losses) for Federal income tax purposes. Net short-term capital gains, when distributed by a Fund, are taxable as ordinary income. See "Taxation."

      Ivy Bond or Ivy International Strategic Bond Fund will realize a gain (or a loss) on a closing sale transaction with respect to a call or a put previously purchased by the Fund if the premium, less commission costs, received by the Fund on the sale of the call or the put is greater (or less) than the premium, plus commission costs, paid by the Fund to purchase the call or the put. If a put or a call expires unexercised, it will become worthless on the expiration date, and the Fund will realize a loss in the amount of the premium paid, plus commission costs. Any such gain or loss will be long-term or short-term gain or loss, depending upon the Fund's holding period for the option.

      Exchange-traded options generally have standardized terms and are issued by a regulated clearing organization (such as the Options Clearing Corporation), which, in effect, guarantees the completion of every exchange-traded option transaction. In contrast, the terms of OTC options are negotiated by each Fund and its counterparty (usually a securities dealer or a financial institution) with no clearing organization guarantee. When a Fund purchases an OTC option, it relies on the party from whom it has purchased the option (the "counterparty") to make delivery of the instrument underlying the option. If the counterparty fails to do so, the Fund will lose any premium paid for the option, as well as any expected benefit of the transaction. Accordingly, IMI will assess the creditworthiness of each counterparty to determine the likelihood that the terms of the OTC option will be satisfied.

      WRITING OPTIONS ON INDIVIDUAL SECURITIES. Ivy Bond Fund and Ivy International Strategic Bond Fund may write (sell) covered call options on the Fund's securities in an attempt to realize a greater current return than would be realized on the securities alone. Each of these Funds may also write covered call options to hedge a possible stock or bond market decline (only to the extent of the premium paid to the for the options). In view of the investment objectives of these Funds, each Fund generally would write call options only in circumstances where the investment adviser to the Fund does not anticipate significant appreciation of the underlying security in the near future or has otherwise determined to dispose of the security.

      A "covered" call option means generally that so long as a Fund is obligated as the writer of a call option, the Fund will (i) own the underlying securities subject to the option, or (ii) have the right to acquire the underlying securities through immediate conversion or exchange of convertible preferred stocks or convertible debt securities owned by the Fund. Although each Fund receives premium income from these activities, any appreciation realized on an underlying security will be limited by the terms of the call option. Ivy Bond Fund and Ivy International Strategic Bond Fund may purchase call options on individual securities only to effect a "closing purchase transaction."

      As the writer of a call option, each Fund receives a premium for undertaking the obligation to sell the underlying security at a fixed price during the option period, if the option is exercised. So long as the Fund remains obligated as a writer of a call option, it forgoes the opportunity to profit from increases in the market price of the underlying security above the exercise price of the option, except insofar as the premium represents such a profit (and retains the risk of loss should the value of the underlying security decline).

      PURCHASING OPTIONS ON INDIVIDUAL SECURITIES. Ivy Bond Fund and Ivy International Strategic Bond Fund may purchase put options on underlying securities owned by the Funds as a defensive technique in order to protect against an anticipated decline in the value of the securities. Each of these Funds, as the holder of the put option, may sell the underlying security at the exercise price regardless of any decline in its market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs that a Fund must pay. These costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option. The premium paid for the put option would reduce any capital gain otherwise available for distribution when the security is eventually sold. The purchase of put options will not be used by any Fund for leverage purposes.

      Ivy Bond Fund and Ivy International Strategic Bond Fund may also purchase put options on underlying securities that they own and at the same time write a call option on the same security with the same exercise price and expiration date. Depending on whether the underlying security appreciates or depreciates in value, the Fund would sell the underlying security for the exercise price either upon exercise of the call option written by it or by exercising the put option held by it. A Fund would enter into such transactions in order to profit from the difference between the premium received by the Fund for the writing of the call option and the premium paid by the Fund for the purchase of the put option, thereby increasing the Fund's current return. The Funds may write (sell) put options on individual securities only to effect a "closing sale transaction."

      PURCHASING AND WRITING OPTIONS ON SECURITIES INDICES. Ivy Bond Fund and Ivy International Strategic Bond Fund may purchase and sell (write) put and call options on securities indices. An index assigns relative values to the securities included in the index and the index fluctuates with changes in the market values of the securities so included. Call options on indices are similar to call options on individual securities, except that, rather than giving the purchaser the right to take delivery of an individual security at a specified price, they give the purchaser the right to receive cash. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars, times a specified multiple (the "multiplier"). The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

      The multiplier for an index option performs a function similar to the unit of trading for a stock option. It determines the total dollar value per contract of each point in the difference between the exercise price of an option and the current level of the underlying index. A multiplier of 100 means that a one-point difference will yield $100. Options on different indices have different multipliers.

      When a Fund writes a call or put option on a stock index, the option is "covered", in the case of a call, or "secured", in the case of a put, if the Fund maintains in a segregated account with the Custodian cash or liquid securities equal to the contract value. A call option is also covered if the Fund holds a call on the same index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii) greater than the exercise price of the call written, provided that the Fund maintains in a segregated account with the Custodian the difference in cash or liquid securities. A put option is also "secured" if the Fund holds a put on the same index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written or (ii) less than the exercise price of the put written, provided that the Fund maintains in a segregated account with the Custodian the difference in cash or liquid securities.

      RISKS OF OPTIONS TRANSACTIONS. The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of a U.S. option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities (or cash in the case of an index option) at the exercise price. If a put or call option purchased by Ivy Bond Fund or Ivy International Strategic Bond Fund is not sold when it has remaining value, and if the market price of the underlying security (or index), in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security (or index) is purchased to hedge against price movements in a related security (or securities), the price of the put or call option may move more or less than the price of the related security (or securities). In this regard, there are differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective.

      There can be no assurance that a liquid market will exist when Ivy Bond Fund or Ivy International Strategic Bond Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position. Finally, trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers, or the options exchange could suspend trading after the price has risen or fallen more than the maximum amount specified by the exchange. Closing transactions can be made for OTC options only by negotiating directly with the counterparty or by a transaction in the secondary market, if any such market exists. Transfer of an OTC option is usually prohibited absent the consent of the original counterparty. There is no assurance that a Fund will be able to close out an OTC option position at a favorable price prior to its expiration. An OTC counterparty may fail to deliver or to pay, as the case may be. In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option position at any time prior to its expiration. Although a Fund may be able to offset to some extent any adverse effects of being unable to liquidate an option position, the Fund may experience losses in some cases as a result of such inability.

      When conducted outside the U.S., options transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by:
(i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S., and (v) lower trading volume and liquidity.

      Ivy Bond Fund's and Ivy International Strategic Bond Fund's options activities also may have an impact upon the level of their portfolio turnover and brokerage commissions. See "Portfolio Turnover."

      Each Fund's success in using options techniques depends, among other things, on IMI's ability to predict accurately the direction and volatility of price movements in the options and securities markets, and to select the proper type, timing of use and duration of options.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

      IN GENERAL. Ivy Bond Fund and Ivy International Strategic Bond Fund may enter into futures contracts and options on futures contracts for hedging purposes. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a commodity at a specified price and time. When a purchase or sale of a futures contract is made by a Fund, that Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or liquid securities ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Fund will mark-to-market its open futures position.

      Each Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

      Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery of offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, each Fund generally realizes a capital gain, or if it is more, the Fund generally realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, each Fund generally realizes a capital gain, or if it is less, the Fund generally realizes a capital loss. The transaction costs must also be included in these calculations.

      When purchasing a futures contract, each Fund will maintain with its Custodian (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited with a futures commission merchant ("FCM") as margin, are equal to the market value of the futures contract. Alternatively, a Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by the Fund, or, if lower, may cover the difference with cash or short-term securities.

      When selling a futures contract, each Fund will maintain with its Custodian in a segregated account (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited with an FCM as margin, are equal to the market value of the instruments underlying the contract. Alternatively, a Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's custodian).

      When selling a call option on a futures contract, each Fund will maintain with its Custodian in a segregated account (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited with an FCM as margin, equal the total market value of the futures contract underlying the call option. Alternatively, a Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund, or covering the difference if the price is higher.

      When selling a put option on a futures contract, each Fund will maintain with its Custodian (and mark-to-market on a daily basis) cash or liquid securities that equal the purchase price of the futures contract less any margin on deposit. Alternatively, a Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund, or, if lower, the Fund may hold securities to cover the difference.

      INTEREST RATE FUTURES CONTRACTS. An interest rate futures contract is an agreement between parties to buy or sell a specified debt security at a set price on a future date. The financial instruments that underlie interest rate futures contracts include long-term U.S. Treasury bonds, U.S. Treasury notes, and three-month U.S. Treasury bills. In the case of futures contracts traded on U.S. exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be in the cash financial instrument or by payment of the change in cash value of the index. Frequently, using futures to effect a particular strategy instead of using the underlying or related security will result in lower transaction costs being incurred.

      Ivy Bond Fund and Ivy International Strategic Bond Fund may sell interest rate futures contracts in order to hedge their portfolio securities whose value may be sensitive to changes in interest rates. In addition, each of these Funds could purchase and sell these futures contracts in order to hedge its holdings in certain common stocks (such as utilities, banks and savings and loan) whose value may be sensitive to change in interests rates. Each Fund could sell interest rate futures contracts in anticipation of or doing a market decline to attempt to offset the decrease in market value of its securities that might otherwise result. When a Fund is not fully invested in securities, it could purchase interest rate futures in order to gain rapid market exposure that may in part or entirely offset increases in the cost of securities that it intends to purchase. If such purchases are made, an equivalent amount of interest rate futures contracts will be terminated by offsetting sales. Each Fund may also maintain the futures contract as a substitute for the underlying securities.

      OPTIONS ON INTEREST RATE FUTURES CONTRACTS. Ivy Bond Fund and Ivy International Strategic Bond Fund may also purchase and write put and call options on interest rate futures contracts which are traded on a U.S. exchange or board of trade and sell or purchase such options to terminate an existing position. Options on interest rate futures give the purchaser the right (but not the obligation), in return for the premium paid, to assume a position in an interest rate futures contract at a specified exercise price at a time during the period of the option.

      Transactions in options on interest rate futures would enable each Fund to hedge against the possibility that fluctuations in interest rates and other factors may result in a general decline in prices of debt securities owned by the Fund. Assuming that any decline in the securities being hedged in accomplished by a rise in interest rates, the purchase of put options and sale of call options on the futures contracts may generate gains which can partially offset any decline in the value of the particular Fund's portfolio securities which have been hedged. However, if after a Fund purchases or sells an option on a futures contract, the value of the securities being hedged moves in the opposite direction from that contemplated, the Fund may experience losses in the form of premiums on such options which would partially offset gains the Fund would have.

      SWAPS, CAPS, FLOORS AND COLLARS. Ivy International Strategic Bond Fund may enter into interest rate, currency, credit and index swaps and the purchase or sale of related caps, floors and collars. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. Credit swaps involve the exchange by the Fund with a counterparty of their respective commitments to pay or receive the difference in interest rates between a firm or country's rate and the risk free rate. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rate or values.

      Ivy International Strategic Bond Fund may enter credit protection swap arrangements involving the sale by the Fund of a put option on a debt security which is exercisable by the buyer upon certain events, such as a default by the referenced creditor on the underlying debt or a bankruptcy event of the creditor.

      The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes, IMI and the Fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. The Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from a nationally recognized statistical rating organization or is determined to be of equivalent credit quality by IMI. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

      FOREIGN CURRENCY FUTURES CONTRACTS AND RELATED OPTIONS. Ivy Bond Fund and Ivy International Strategic Bond Fund may engage in foreign currency futures contracts and related options transactions for hedging purposes. A foreign currency futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a foreign currency at a specified price and time.

      An option on a foreign currency futures contract gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon the exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

      Ivy Bond Fund and Ivy International Strategic Bond Fund may purchase call and put options on foreign currencies as a hedge against changes in the value of the U.S. dollar (or another currency) in relation to a foreign currency in which portfolio securities of each of these Funds may be denominated. A call option on a foreign currency gives the buyer the right to buy, and a put option the right to sell, a certain amount of foreign currency at a specified price during a fixed period of time. Each Fund may invest in options on foreign currency which are either listed on a domestic securities exchange or traded on a recognized foreign exchange.

      In those situations where foreign currency options may not be readily purchased (or where such options may be deemed illiquid) in the currency in which the hedge is desired, the hedge may be obtained by purchasing an option on a "surrogate" currency, i.e., a currency where there is tangible evidence of a direct correlation in the trading value of the two currencies. A surrogate currency's exchange rate movements parallel that of the primary currency. Surrogate currencies are used to hedge an illiquid currency risk, when no liquid hedge instruments exist in world currency markets for the primary currency.

      Each Fund will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity or quoted on an automated quotation system. Each Fund will not enter into a futures contract or purchase an option thereon if, immediately thereafter, the aggregate initial margin deposits for futures contracts held by the Fund plus premiums paid by it for open futures option positions, less the amount by which any such positions are "in-the-money," would exceed 5% of the liquidation value of the Fund's portfolio (or the Fund's net asset value), after taking into account unrealized profits and unrealized losses on any such contracts the Fund has entered into. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option. For additional information about margin deposits required with respect to futures contracts and options thereon, see "Futures Contracts and Options on Futures Contracts."

      RISKS ASSOCIATED WITH FUTURES AND RELATED OPTIONS. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in a Fund's portfolio securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

      Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

      There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, there can be no assurance that an active secondary market will continue to exist.

      Currency futures contracts and options thereon may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such position also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Fund's ability to act upon economic events occurring in foreign markets during non business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

SECURITIES INDEX FUTURES CONTRACTS

      Ivy International Strategic Bond Fund may enter into securities index futures contracts as an efficient means of regulating the Fund's exposure to the equity markets. The Fund will not engage in transactions in futures contracts for speculation, but only as a hedge against changes resulting from market conditions in the values of securities held in the Fund's portfolio or which it intends to purchase. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. The value of a unit is the current value of the stock index. For example, the S&P 500 Index is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange (the "Exchange"). The S&P 500 Index assigns relative weightings to the 500 common stocks included in the Index, and the Index fluctuates with changes in the market values of the shares of those common stocks. In the case of the S&P 500 Index, contracts are to buy or sell 500 units. Thus, if the value of the S&P 500 Index were $150, one contract would be worth $75,000 (500 units x $150). The index futures contract specifies that no delivery of the actual securities making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if the Fund enters into a futures contract to buy 500 units of the S&P 500 Index at a specified future date at a contract price of $150 and the S&P 500 Index is at $154 on that future date, the Fund will gain $2,000 (500 units x gain of $4). If the Fund enters into a futures contract to sell 500 units of the stock index at a specified future date at a contract price of $150 and the S&P 500 Index is at $154 on that future date, the Fund will lose $2,000 (500 units x loss of $4).

      RISKS OF SECURITIES INDEX FUTURES. Ivy International Strategic Bond Fund's success in using hedging techniques depends, among other things, on IMI's ability to predict correctly the direction and volatility of price movements in the futures and options markets as well as in the securities markets and to select the proper type, time and duration of hedges. The skills necessary for successful use of hedges are different from those used in the selection of individual stocks.

      The Fund's ability to hedge effectively all or a portion of its securities through transactions in index futures (and therefore the extent of its gain or loss on such transactions) depends on the degree to which price movements in the underlying index correlate with price movements in the Fund's securities. Inasmuch as such securities will not duplicate the components of an index, the correlation probably will not be perfect. Consequently, the Fund will bear the risk that the prices of the securities being hedged will not move in the same amount as the hedging instrument. This risk will increase as the composition of the Fund's portfolio diverges from the composition of the hedging instrument.

      Although the Fund intends to establish positions in these instruments only when there appears to be an active market, there is no assurance that a liquid market will exist at a time when the Fund seeks to close a particular option or futures position. Trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers. In addition, the futures exchanges may suspend trading after the price has risen or fallen more than the maximum amount specified by the exchange. In some cases, the Fund may experience losses as a result of its inability to close out a position, and it may have to liquidate other investments to meet its cash needs.

      Although some index futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund generally realizes a capital gain, or if it is more, the Fund generally realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund generally realizes a capital gain, or if it is less, the Fund generally realizes a capital loss. The transaction costs must also be included in these calculations.

      The Fund will only enter into index futures contracts or futures options that are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system. The Fund will use futures contracts and related options only for "bona fide hedging" purposes, as such term is defined in applicable regulations of the CFTC.

      When purchasing an index futures contract, the Fund will maintain with its Custodian (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited with a futures commission merchant ("FCM") as margin, are equal to the market value of the futures contract. Alternatively, the Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by the Fund.

      When selling an index futures contract, the Fund will maintain with its Custodian (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited with an FCM as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in cash or liquid assets in a segregated account with the Fund's custodian).

      COMBINED TRANSACTIONS. Ivy Bond Fund and Ivy International Strategic Bond Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and some combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single transaction, as part of a single or combined strategy when, in the opinion of IMI, it is in the best interests of a Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on IMI's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the management objective.

                               PORTFOLIO TURNOVER

      Ivy Bond Fund and Ivy International Strategic Bond Fund purchase securities that are believed by IMI to have above average potential for capital appreciation. Common stocks are disposed of in situations where it is believed that potential for such appreciation has lessened or that other common stocks have a greater potential. Therefore, each of these Funds may purchase and sell securities without regard to the length of time the security is to be, or has been, held. A change in securities held by a Fund is known as "portfolio turnover" and may involve the payment by the Fund of dealer markup or underwriting commission and other transaction costs on the sale of securities, as well as on the reinvestment of the proceeds in other securities. Each Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the most recently completed fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during that year. For purposes of determining the Fund's portfolio turnover rate, all securities whose maturities at the time of acquisition were one year or less are excluded.

                                  TRUSTEES AND OFFICERS


         Each Fund's Board of Trustees (the "Board") is responsible for the overall management of the Fund, including general supervision and review of the Fund's investment activities. The Board, in turn, elects the officers who are responsible for administering each Fund's day-to-day operations.

         The Trustees and Executive Officers of the Trust, their business addresses and principal occupations during the past five years are:

                          POSITION WITH   BUSINESS AFFILIATIONS
NAME, ADDRESS, AGE          THE TRUST     AND PRINCIPAL OCCUPATIONS

John S. Anderegg, Jr.       Trustee       Chairman, Dynamics Research
60 Concord Street                         Corp. (instruments and controls);
Wilmington, MA  01887                     Director, Burr-Brown Corp.
Age: 75                                   (operational amplifiers);
                                          Director, Metritage Incorporated
                                          (level measuring instruments);
                                          Trustee of Mackenzie Series Trust
                                          (1992-1998).

James W. Broadfoot         President      President,
700 South Federal Hwy.     and            Ivy Management Inc. (1996-
Suite 300                  Trustee        present); Senior Vice
Boca Raton, FL  33432                     President, Ivy Management,
Age: 56                                   Inc. (1992-1996); Director and Senior
[*Deemed to be an                         Vice President, Mackenzie Investment
"interested person"                       Management Inc. (1995-present); Senior
of the Trust, as                          Vice President, Mackenzie Investment
defined under the                         Management Inc. (1990-1995).
1940 Act.]

Paul H. Broyhill            Trustee       Chairman, BMC Fund, Inc.
800 Hickory Blvd.                         (1983-present); Chairman,
Golfview Park-Box 500                     Broyhill Family Foundation,
Lenoir, NC 28645                          Inc. (1983-Present);
Age:  75                                  Chairman and President, Broyhill
                                          Investments, Inc. (1983-present);
                                          Chairman, Broyhill Timber
                                          Resources (1983-present);
                                          Management of a personal portfolio
                                          of fixed-income and equity
                                          investments (1983-present);
                                          Trustee of Mackenzie Series Trust
                                          (1988-1998); Director of The
                                          Mackenzie Funds Inc. (1988-1995).

Stanley Channick            Trustee       President and Chief
11 Bala Avenue                            Executive Officer, The
Bala Cynwyd, PA 19004                     Whitestone Corporation
Age:  75                                  (insurance agency); Chairman,
                                          Scott Management Company
                                          (administrative services for
                                          insurance companies); President,
                                          The Channick Group (consultants
                                          to insurance companies and
                                          national trade associations);
                                          Trustee of Mackenzie Series
                                          Trust (1994-1998); Director of
                                          The Mackenzie Funds Inc.
                                          (1994-1995).

Frank W. DeFriece, Jr.      Trustee       Director, Manager and Vice
The Landmark Centre                       President, Director and
113 Landmark Lane,                        Fund Manager, Massengill-
Suite B                                   DeFriece Foundation
Bristol, TN  37620-2285                   (charitable organization)
Age: 78                                   (1950-present); Trustee and Vice
                                          Chairman, East Tennessee Public
                                          Communications Corp. (WSJK-TV)
                                          (1984-present); Trustee of
                                          Mackenzie Series Trust
                                          (1985-1998); Director of The
                                          Mackenzie Funds Inc. (1987-1995).

Roy J. Glauber              Trustee       Mallinckrodt Professor of
Lyman Laboratory                          Physics, Harvard
of Physics                                University (1974-present);
Harvard University                        Trustee of Mackenzie Series
Cambridge, MA 02138                       Trust (1994-1997).
Age: 73

Joseph G. Rosenthal         Trustee       Chartered Accountant
110 Jardin Drive                          (1958-present); Trustee of
Unit #12                                  Mackenzie Series Trust
Concord, Ontario Canada                   (1985-1998); Director of
L4K 2T7                                   The Mackenzie Funds Inc.
Age: 64                                   (1987-1995).

Richard N. Silverman       Trustee        Director, Newton-Wellesley
18 Bonnybrook Road                        Hospital; Director, Beth
Waban, MA  02168                          Israel Hospital; Director,
Age: 75                                   Boston Ballet; Director, Boston
                                          Children's Museum; Director,
                                          Brimmer and May School.

J. Brendan Swan            Trustee        President, Airspray
4701 North Federal Hwy.                   International, Inc.;
Suite 465                                 Joint Managing Director,
Pompano Beach, FL  33064                  Airspray International
Age: 69                                   B.V. (an environmentally sensitive
                                          packaging company); Director of
                                          Polyglass LTD.; Director, The
                                          Mackenzie Funds Inc. (1992-1995);
                                          Trustee of Mackenzie Series Trust
                                          (1992-1998).

Keith J. Carlson           Trustee        Senior Vice President of Mackenzie
700 South Federal Hwy.     And            Investment Management, Inc. (1996-
Suite 300                  Chairman       -present); Senior Vice President
Boca Raton, FL  33432                     and Director of Mackenzie
Age: 42                                   Investment Management, Inc. (1994-
[*Deemed to be an                         1996); Senior Vice President and
"interested person"                       Treasurer of Mackenzie Investment
of the Trust, as defined                  Management, Inc. (1989-1994);
under the                                 Senior Vice President and Director
1940 Act.]                                of Ivy Management Inc. (1994-present);
                                          Senior Vice President, Treasurer and
                                          Director of Ivy Management Inc.
                                          (1992-1994); Vice President of The
                                          Mackenzie Funds Inc. (1987-1995);
                                          Senior Vice President and Director,
                                          Ivy Mackenzie Services Corp.
                                          (1996-present); President and Director
                                          of Ivy Mackenzie Services Corp.
                                          (1993-1996); Trustee and President of
                                          Mackenzie Series Trust (1996-1998);
                                          Vice President of Mackenzie Series
                                          Trust (1994-1998); Treasurer of
                                          Mackenzie Series Trust (1985-1994);
                                          President, Chief Executive Officer
                                          and Director of Ivy Mackenzie
                                          Distributors, Inc. (1994-present);
                                          Executive Vice President and Director
                                          of Ivy Mackenzie Distributors, Inc.
                                          (1993-1994); Trustee of Mackenzie
                                          Series Trust (1996-1998).

Edward M. Tighe            Trustee        Chief Executive Officer,
5900 N. Andrews Avenue                    CITCO Technology Management, Inc.
Suite 700                                 ("CITCO") (computer software develop-
Ft. Lauderdale, FL 33309                  ment and consulting) (1999-present);
                                          President and Director, Global
                                          Technology Management, Inc. (CITCO's
                                          predecessor) (1992-1998); Managing
                                          Director, Global Mutual Fund Services,
                                          Ltd. (financial services firm);
                                          President, Director and Chief
                                          Executive Officer, Global Mutual Fund
                                          Services, Inc. (1994-present).

C. William Ferris          Secretary/     Senior Vice President,
700 South Federal Hwy.     Treasurer      Chief Financial Officer
Suite 300                                 and Secretary/Treasurer
Boca Raton, FL  33432                     of Mackenzie Investment
Age: 54                                   Management Inc. (1995-present); Senior
                                          Vice President, Finance and
                                          Administration/Compliance Officer of
                                          Mackenzie Investment Management Inc.
                                          (1989-1994); Senior Vice President,
                                          Secretary/ Treasurer and Clerk of Ivy
                                          Management Inc. (1994-present); Vice
                                          President, Finance/Administration and
                                          Compliance Officer of Ivy Management
                                          Inc. (1992-1994); Senior Vice
                                          President, Secretary/Treasurer and
                                          Director of Ivy Mackenzie
                                          Distributors, Inc. (1994-present);
                                          Secretary/Treasurer and Director of
                                          Ivy Mackenzie Distributors, Inc.
                                          (1993-1994); President and Director of
                                          Ivy Mackenzie Services Corp.
                                          (1996-present); Secretary/Treasurer
                                          and Director of Ivy Mackenzie
                                          Services Corp. (1993-1996);
                                          Secretary/Treasurer of The Mackenzie
                                          Funds Inc. (1993-1995); Secretary/
                                          Treasurer of Mackenzie Series Trust
                                          (1994-1998).

                               COMPENSATION TABLE

                                    IVY FUND
                      (FISCAL YEAR ENDED DECEMBER 31, 1998)

                                    PENSION OR
                     AGGREGATE      RETIREMENT         ESTIMATED           TOTAL COMPENSATION
                     COMPENSATION   BENEFITS ACCRUED   ANNUAL ESTIMATED    FROM TRUST AND FUND
NAME,                FROM           AS PART OF FUND    ANNUAL BENEFITS     COMPLEX PAID TO TRUSTEES
POSITION             TRUST          EXPENSES           UPON RETIREMENT


John S.              $18,000              N/A           N/A                     $18,000
 Anderegg, Jr.
(Trustee)

Paul H.              $18,000              N/A           N/A                     $18,000
 Broyhill
(Trustee)

Keith J.             $0                   N/A           N/A                     $0
 Carlson
(Trustee and
 President)

Stanley              $18,000              N/A           N/A                     $18,000
  Channick
(Trustee)

Frank W.             $18,000              N/A           N/A                     $18,000
 DeFriece, Jr.
(Trustee)

Roy J.               $18,000              N/A           N/A                     $18,000
 Glauber
(Trustee)

Joseph G.            $18,000              N/A           N/A                     $18,000
Rosenthal
(Trustee)

Richard N.           $18,000              N/A           N/A                     $18,000
 Silverman
(Trustee)

J. Brendan           $17,000              N/A           N/A                     $17,000
 Swan
 (Trustee)

C. William           $0                   N/A           N/A                     $0
 Ferris
(Secretary/
Treasurer)

         To the knowledge of the Trust, as of March 31, 1999, no shareholder owned beneficially or of record 5% or more of any Fund's outstanding shares of any class, with the following exceptions:

CLASS A

Of the outstanding Class A shares of :

         Ivy Asia Pacific Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 40,174.921 shares (16.51%), and Michael G. Landry, 211 S. Gordon Rd., Ft.
Lauderdale, FL 33301, owned of record 12,443.882 shares (5.11%);

         Ivy Bond Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 1,397,567.620 shares (13.02%);

         Ivy China Region Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 218,003.027 shares (13.26%), and Resources Trust Company, PO Box 3865, Englewood, CO 80155-3865, owned of record 186,351.290 shares (11.33%);

         Ivy Developing Nations Fund, Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 87,092.843 shares (11.31%), Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 54,336.017 shares (7.06%), and Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 41,198.769 shares (5.35%);

         Ivy Global Natural Resources Fund, Carn & Co., Riggs Bank (TTEE) FBO Care-Free Consolidated 401K Plan, PO Box 96211, Washington, DC 20090-6211, owned of record 62,273.356 shares (29.71%), Carn & Co., Riggs Bank (TTEE) FBO Yazaki Employee Savings & Retirement Plan, PO Box 96211, Washington, DC 20090-6211, owned of record 22,533.136 shares (10.75%), and Mackenzie Investment Management Inc., via Mizner Financial Plaza, 700 South Federal Highway, Suite 300, Boca Raton, FL 33432, owned of record 11,957.023 shares (5.70%);

         Ivy Global Science & Technology Fund, Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 99,948.978 shares (16.84%), Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 65,325.391 shares (11.01%), and Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 31,922.542 shares (5.38%);

         Ivy International Fund II, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 818,804.984 shares (34.10%);

         Ivy International Fund, Charles Schwab & Co. Inc., 101 Montgomery Street, San Francisco, CA 94104, owned of record 12,827,455.253 shares (35.28%), and Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 6,083,813.996 shares (16.73%);

         Ivy International Small Companies Fund, Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 19,762.181 shares (20.88%), and Mackenzie Investment Management Inc., via Mizner Financial Plaza, 700 South Federal Highway, Suite 300, Boca Raton, FL 33432, owned of record 10,287.244 shares (10.87%).

         Ivy Money Market Fund, Carn & Co., Riggs Bank (TTEE) FBO Plexus Corp 401K Plan, PO Box 96211, Washington, DC 20090-6211, owned of record 2,710,056.720 shares (13.19%), and Bear Stearns Securities Corp., 1 Metrotech Center North, Brooklyn, NY 11201-3859, owned of record 1,432,318.960 shares (6.97%).

         Ivy Pan-Europe Fund, Mackenzie Investment Management Inc., via Mizner Financial Plaza, 700 South Federal Highway, Suite 300, Boca Raton, FL 33432, owned of record 37,553.145 shares (23.84%), and Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 27,122.193 shares (17.22%);

         Ivy South America Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 45,710.848 shares (17.87%), and Charles Schwab & Co. Inc., 101 Montgomery Street, San Francisco, CA 94104, owned of record 19,471.113 shares (7.61%), and William A. Maczko & Mildred E. Helm Maczko, 2100 S. Ocean Ln., #1412, Ft. Lauderdale, FL 33316, owned of record 14,174.070 shares (5.54%);

         Ivy US Blue Chip Fund, Helen L. Medvin, 4712 Michael Ave., North Olmsted, OH 44070, owned of record 10,253.846 shares (7.12%), Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 8,986.371 shares (6.24%), and Janney Montgomery Scott Inc., Estate of David Craig, 1801 Market Street, Philadelphia, PA 19103-1675, owned of record 8,880.995 shares (6.17%).

         Ivy US Emerging  Growth  Fund,  Donaldson  Lufkin  Jenrette  Securities
Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 86,774.211 shares (5.08%);

CLASS B

Of the outstanding Class B shares of:

         Ivy Asia Pacific Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 141,298.083 shares (35.22%);

         Ivy Bond Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 12,199,384.716 shares (48.92%);

         Ivy China Region Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 107,725.641 shares (11.73%);

         Ivy Developing Nations Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 278,316.028 shares (28.37%);

         Ivy Global Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 68,719.447 shares (11.93%);

         Ivy Global Natural Resources Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 83,599.984 shares (38.05%);

         Ivy Global Science & Technology Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 40,990.672 shares (8.13%);

         Ivy Growth Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 24,939.375 shares (8.96%);

         Ivy Growth with Income Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 263,081.752 shares (15.31%);

         Ivy International Fund II, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 4,986,169.823 shares (60.62%);

         Ivy International Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 5,678,407.729 shares (45.59%).

         Ivy International Small Companies Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 24,340.066 shares (23.40%), PaineWebber, FBO B Carmage Walls Trust #10, FBO Lissa Walls Trust and Cooper Walls TTEE, PO Box 42828, Houston, TX 77242, owned of record 5,880.313 shares (5.65%), and PaineWebber, FBO B Carmage Walls Trust #10, FBO Cooper Walls Trust and Cooper Walls TTEE, PO Box 42828, Houston, TX 77242, owned of record 5,760.640 shares (5.53%);

         Ivy Pan-Europe Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 66,847.392 shares (22.86%);

         Ivy South America Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 46,359.136 shares (29.47%);

         Ivy US Blue Chip Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 74,760.802 shares (18.62%), and Parker Hunter Incorporated, FBO Robert Crisci and Kathy Crisci, PO Box 7629, 3525 Ellwood Road, New Castle, PA 16107-7629, owned of record 24,779.090 shares (6.17%).

         Ivy US Emerging Growth Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 335,426.771 shares (21.10%);

CLASS C

Of the outstanding Class C shares of:

         Ivy Asia Pacific Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 19,237.215 shares (5.33%);

         Ivy Bond Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 725,233.869 shares (74.69%);

         Ivy China Region Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 30,474.251 shares (27.72%), and IBT, (custodian) FBO Roy O. Derminer, 2236 Abbottwoods Ln., Orange City, FL 32763, owned of record 8,275.708 shares (7.52%);

         Ivy Developing Nations Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 48,103,553 shares (11.99%);

         Ivy Global Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 6,585.276 shares (19.35%), Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 3,909.907 shares (11.48%), Robert W. Baird & Co. Inc., 777 East Wisconsin Avenue, Milwaukee, WI 53202-5391, owned of record 3,436.408 shares (10.09%), IBT, (custodian) FBO Mattie A. Allen, 755 Selma Pl., San Diego, CA 92114-1711, owned of record 3,095.552 shares (9.09%), Smith Barney Inc., 388 Greenwich Street, New York, NY 10013, owned of record
2,436.584 shares (7.15%), and PaineWebber, (custodian) FBO Robert D. Cuthbertson, PO Box 3321, Weehawken, NJ 07087-8154, owned of record 1,705.476 shares (5.01%);

         Ivy Global Natural Resources Fund, Raymond James & Assoc. Inc., (custodian) Raymond W. Simmons, 6296 104th Avenue, Pinellas Park, FL 33782, owned of record 981.281 shares (19.43%), Raymond James & Assoc. Inc., (custodian) Diversified Dental P/S, FBO Al Pollock, 10641 1st Street E., Suite 204, Treasure Island, FL 33706, owned of record 910.166 shares (18.02%), Robert
W. Baird & Co. Inc., 777 E. Wisconsin Avenue, Milwaukee, WI 53202-5391, owned of record 613.622 shares (12.15%), Robert W. Baird & Co. Inc., 777 E. Wisconsin Avenue, Milwaukee, WI 53202-5391, owned of record 550.722 shares (10.90%), Nancy
J. Cleare, 9381 US Hwy. 19 N, Pinellas Park, FL 33782, owned of record 541.597 shares (10.72%), Resources Trust Co., (custodian) FBO Jon K. Loessin, PO Box 5900, Denver, CO 80217, owned of record 535.023 shares (10.59%), Ester C. Wickes, 19 Fawn Hill Rd., Tuxedo, NY 10987, owned of record 350.772 shares (6.94%), and IBT, (custodian) FBO Salvatore Disalvo, 311 Bridle Path Lane, Annapolis, MD 21403-1638, owned of record 299.993 shares (5.94%);

         Ivy Global Science & Technology Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 38,011.661 shares (11.30%);

         Ivy Growth Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 7,477.571 shares (47.23%), IBT, (custodian) FBO Joseph L. Wright, 32211 Pierce Street, Garden
City, MI 48135, owned of record 3,938.282 shares (24.87%), PaineWebber, FBO Cynthia N. Young, PO Box 3321, Weehawken, NJ 07087-8154, owned of record 853.551 shares (5.39%), and Martin S. Sawyer & Ruth C. Sawyer, 5910 Wilson Blvd., #413, Arlington, VA 22205, owned of record 844.906 shares (5.33%);

         Ivy Growth with Income Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 11,534.267 shares (29.37%), Anthony L. Bassano & Marie E. Bassano, 8934 Bari Court, Port Richie, FL 34668, owned of record 3,203.100 shares (8.15%), IBT, (custodian) FBO Vytautas Snieckus, 1250 E 276th Street, Euclid, OH 44132, owned of record 2,645.907 shares (6.73%), PaineWebber, (custodian) FBO Patricia Cramer Russell, PO Box 3321, Weehawken, NJ 07087-8154, owned of record 2,191.410 shares (5.58%), IBT, (custodian) FBO Kevin D. Thistle, 1017 Glencrest Court, Saulkville, WI 53080, owned of record 2,130.626 shares (5.42%), and IBT, (custodian) FBO Carol
E. Greivell, 985 N Broadway, #67, Depere, WI 54115, owned of record 2,106.814 shares (5.36%);

         Ivy International Fund II, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 2,908,557.453 shares (74.01%);

         Ivy International Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 2,189,094.234 shares (64.38%);

         Ivy International Small Companies Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 87,014.649 shares (90.31%);

         Ivy Money Market Fund, PaineWebber, FBO Bruce Blank, PO Box 3321, Weehawken, NJ 07087-8154, owned of record 103,905.380 shares (17.65%), IBT (custodian) FBO, Marcelette V. Manning, 1371 Mt. View Lane, Chula Vista, CA 91911, owned of record 65,194.630 shares (11.07%), IBT (custodian) FBO Diana Rooney, 2441 S. 9th St., El Centro, CA 92243, owned of record 62,822.810 shares (10.67%), Robert J. Laws & Katherine A. Laws, PO Box 723, Ramona, CA 92065, owned of record 42,920.450 shares (7.29%), IBT (custodian) FBO Betty J. Carson, 1987 Higgins Lane, El Centro, CA 92243, owned of record 39,398.780 shares (6.69%), Paul M. Benard, 40 Arrowhead Farm Road, Boxford, MA 01921, owned of record 33,488.010 shares (5.68%), Diane C. Benard, 40 Arrowhead Farm Road, Boxford, MA 01921, owned of record 33,488.010 shares (5.68%), and PaineWebber, FBO Kathleen L. Diller, PO Box 3321, Weehawken, NJ 07087-8154, owned of record 30,238.920 shares (5.13%).

         Ivy Pan-Europe Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 26,948.668 shares (44.12%), Resources Trust Company, FBO Terry K. Ramnanan, PO Box 5900, Denver, CO 80217, owned of record 14,652.015 shares (23.99%), and Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 4,663.657 shares (7.63%);

         Ivy South America Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 10,956.813 shares (58.18%), Interstate/Johnson Lane, Interstate Tower, PO Box 1220, Charlotte, NC 28201-1220, owned of record 2,617.801 shares (13.90%), Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 2,318.301 shares (12.31%), Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 1,133.787 shares (6.02%), and Smith Barney Inc., 388 Greenwich Street, New York, NY 10013, owned of record 966.121 shares (5.13%);

         Ivy US Blue Chip Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 8,485.693 shares (10.18%), Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 6,066.012 shares (7.27%), IBT,
(custodian) FBO Roy O. Derminer, 2236 Abbottwoods LN, Orange City, FL 32763, owned of record 4,517.953 shares (5.42%), and Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 4,412.541 shares (5.29%);

         Ivy US Emerging Growth Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 96,481.220 shares (30.56%);

CLASS I

Of the outstanding Class I shares of:

         Ivy International Fund, The John E. Fetzer Institute Inc., 9292 W KL Ave., Kalamazoo, MI 49009, owned of record 727,066.771 shares (19.12%), State Street Bank, (TTEE) FBO Allison Engines, 200 Newport Ave., 7th Floor, North Quincy, MA 02171, owned of record 292,309.556 shares (7.68%), Lynspen and Company, PO Box 830804, Birmingham, AL 35283, owned of record 276,747.272 shares (7.27%), and U A Local 447 Pension Trust Fund, 5841 Newman Ct., Sacramento, CA 95819, owned of record 240,427.057 shares (6.32%).

ADVISOR CLASS

Of the outstanding Advisor Class shares of:

         Ivy Bond Fund, NFSC FEBO, C. William Ferris, Michael Landry/Keith Carlson, 700 South Federal Highway, Boca Raton, FL 33432-6114, owned of record 13,944.569 shares (77.94%), and Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 3,252.157 shares (18.17%);

         Ivy China Region Fund, Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 1,354.000 shares (84.59%), and Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 192.447 shares (12.02%).

         Ivy Developing Nations Fund, NFSC FEBO, C. William Ferris, Michael Landry/Keith Carlson, 700 South Federal Highway, Boca Raton, FL 33432-6114, owned of record 14,362.134 shares (100%);

         Ivy Global Fund, NFSC FEBO, C. William Ferris, Michael Landry/Keith Carlson, 700 South Federal Highway, Boca Raton, FL 33432-6114, owned of record 30,007.844 shares (100%);

         Ivy Global Science & Technology Fund, IBT, (custodian) FBO Deborah P. Mason, 3406 Cypress Landing Dr., Valrico, FL 33594, owned of record 629.966 shares (36.59%), Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 534.539 shares (31.04%),
Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 418.586 shares (24.31%), and Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 138.549 shares (8.04%);

         Ivy Growth Fund, NFSC FEBO, C. William Ferris, Michael Landry/Keith Carlson, 700 South Federal Highway, Boca Raton, FL 33432-6114, owned of record 16,572.658 shares (99.90%);

         Ivy Growth with Income Fund, NFSC FEBO, C. William Ferris, Michael Landry/Keith Carlson, 700 South Federal Highway, Boca Raton, FL 33432-6114, owned of record 25,118.240 shares (100%);

         Ivy International Fund II, Charles Scwab & Co. Inc., 101 Montgomery Street, San Francisco, CA 94104, owned of record 7,913.113 shares (11.19%), Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 6,471.430 shares (9.15%), and Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 4,602.660 shares (6.50%);

         Ivy Pan-Europe Fund, NFSC FEBO, C. William Ferris, Michael Landry/Keith Carlson, 700 South Federal Highway, Boca Raton, FL 33432-6114, owned of record 3,424.319 shares (47.51%), Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 1,191.422 shares (16.53%), Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 947.119 shares (13.14%), Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 653.595 shares (9.06%), and Charles Schwab & Co. Inc., 101 Montgomery Street, San Francisco, CA 94104,owned of record 406.639 shares (5.64%);

         Ivy US Blue Chip Fund, Mackenzie Investment Management Inc., Via Mizner Financial Plaza, 700 South Federal Highway, Suite 300, Boca Raton, FL 33432, owned of record 50,001.000 shares (80.05%), NFSC FEBO, C. William Ferris, Michael Landry/Keith Carlson, 700 South Federal Highway, Boca Raton, FL 33432-6114, owned of record 7,419.362 shares (11.87%), and Charles Scwab & Co. Inc., 101 Montgomery Street, San Francisco, CA 94104, owned of record 3,678.690 shares (5.88%);

         Ivy US Emerging Growth Fund, NFSC FEBO, C. William Ferris, Michael Landry/Keith Carlson, 700 South Federal Highway, Boca Raton, FL 33432-6114, owned of record 20,670.236 shares (84.78%), and Charles Schwab & Co. Inc., 101 Montgomery Street, San Francisco, CA 94104, owned of record 1,927.965 shares (7.90%).


         As of April 16, 1999, the Officers and Trustees of the Trust as a group owned beneficially or of record less than 1% of the outstanding Class A, Class B, Class C, Class I and Advisor Class shares of each of the nineteen Ivy funds that are series of the Trust, except that the Officers and Trustees of the Trust as a group owned 3.93%, 1.94%, 1.19%, and 2.09%, respectively, of Ivy Asia Pacific Fund Class A shares, Ivy Global Natural Resources Fund Class A shares, Ivy Money Market Fund Class A shares, and Ivy South America Fund Class A shares, respectively, as of that date.

      PERSONAL INVESTMENTS BY EMPLOYEES OF IMI. Employees of IMI are permitted to make personal securities transactions, subject to the requirements and restrictions set forth in IMI's Code of Ethics and Business Conduct Policy (the "Code of Ethics"). The Code of Ethics is designed to identify and address certain conflicts of interest between personal investment activities and the interests of investment advisory clients such as each Fund. Among other things, the Code of Ethics, which generally complies with standards recommended by the Investment Company Institute's Advisory Group on Personal Investing, prohibits certain types of transactions absent prior approval, applies to portfolio managers, traders, research analysts and others involved in the investment advisory process, and imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and monthly reporting of securities transactions. Exceptions to these and other provisions of the Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

                          INVESTMENT ADVISORY AND OTHER SERVICES

      BUSINESS MANAGEMENT AND INVESTMENT ADVISORY SERVICES

      IMI provides business management and investment advisory services to each Fund pursuant to a Business Management and Investment Advisory Agreement (the "Agreement"). IMI is a wholly owned subsidiary of Mackenzie Investment Management Inc. ("MIMI"). MIMI, a Delaware corporation, has approximately 10% of its outstanding common stock listed for trading on the Toronto Stock Exchange ("TSE"). MIMI is a subsidiary of Mackenzie Financial Corporation ("MFC"), 150 Bloor Street West, Toronto, Ontario, Canada, a public corporation organized under the laws of Ontario whose shares are listed for trading on the TSE. MFC is registered in Ontario as a mutual fund dealer and advises Ivy Global Natural Resources Fund. IMI currently acts as manager and investment adviser to the following additional investment companies registered under the 1940 Act (other than the Funds): Ivy Asia Pacific Fund, Ivy China Region Fund, Ivy Developing Nations Fund, Ivy European Opportunities Fund, Ivy Global Fund, Ivy Global Science & Technology Fund, Ivy Growth Fund, Ivy Growth with Income Fund, Ivy International Fund II, Ivy International Fund, Ivy International Small Companies Fund, Ivy Pan-Europe Fund, Ivy South America Fund, Ivy US Blue Chip Fund and Ivy US Emerging Growth Fund. IMI also provides business management services to Ivy Global Natural Resources Fund.

      The Agreement obligates IMI to make investments for the account of each Fund in accordance with its best judgment and within the investment objectives and restrictions set forth in the Prospectus, the 1940 Act and the provisions of the Code relating to regulated investment companies, subject to policy decisions adopted by the Board. IMI also determines the securities to be purchased or sold by each Fund and places orders with brokers or dealers who deal in such securities.

      Under the Agreement, IMI also provides certain business management services. IMI is obligated to (1) coordinate with each Fund's Custodian and monitor the services it provides to the Fund; (2) coordinate with and monitor any other third parties furnishing services to each Fund; (3) provide each Fund with necessary office space, telephones and other communications facilities as are adequate for the Fund's needs; (4) provide the services of individuals competent to perform administrative and clerical functions that are not performed by employees or other agents engaged by each Fund or by IMI acting in some other capacity pursuant to a separate agreement or arrangements with the Fund; (5) maintain or supervise the maintenance by third parties of such books and records of the Trust as may be required by applicable Federal or state law;
(6) authorize and permit IMI's directors, officers and employees who may be elected or appointed as trustees or officers of the Trust to serve in such capacities; and (7) take such other action with respect to the Trust, after approval by the Trust as may be required by applicable law, including without limitation the rules and regulations of the SEC and of state securities commissions and other regulatory agencies.

      Ivy Bond Fund pays IMI a monthly fee for providing business management and investment advisory services at an annual rate of 0.75% of the first $100 million of the Fund's average net assets, reduced to 0.50% of the Fund's average net assets in excess of $100 million. During the fiscal years ended December 31, 1996, 1997 and 1998, Ivy Bond Fund paid IMI fees of $781,647, $800,555, and
$1,042,273, respectively. During the same periods, IMI reimbursed Fund expenses in the amount of $0, $0, and $0, respectively.

      Ivy International Strategic Bond Fund pays IMI a monthly fee for providing business management and investment advisory services at an annual rate of 0.75% of the Fund's average net assets.

      Ivy Money Market Fund pays IMI a monthly fee for providing business management and investment advisory services, based on the Fund's average daily net assets during the preceding month at an annual rate of 0.40%. For the fiscal years ended December 31, 1996, 1997 and 1998, Ivy Money Market Fund paid IMI $80,302, $83,294 and $102,727, respectively. During the same periods IMI reimbursed Fund expenses in the amount of $199,546, $83,294 and $140,140, respectively, pursuant to expense limitations).

      Under the Agreement, the Trust pays the following expenses: (1) the fees and expenses of the Trust's Independent Trustees; (2) the salaries and expenses of any of the Trust's officers or employees who are not affiliated with IMI; (3) interest expenses; (4) taxes and governmental fees, including any original issue taxes or transfer taxes applicable to the sale or delivery of shares or certificates therefor; (5) brokerage commissions and other expenses incurred in acquiring or disposing of portfolio securities; (6) the expenses of registering and qualifying shares for sale with the SEC and with various state securities commissions; (7) accounting and legal costs; (8) insurance premiums; (9) fees and expenses of the Trust's Custodian and Transfer Agent and any related services; (10) expenses of obtaining quotations of portfolio securities and of pricing shares; (11) expenses of maintaining the Trust's legal existence and of shareholders' meetings; (12) expenses of preparation and distribution to existing shareholders of periodic reports, proxy materials and prospectuses; and
(13) fees and expenses of membership in industry organizations.

      IMI currently limits Ivy Bond Fund's total operating expenses (excluding Rule 12b-1 fees, interest, taxes, brokerage commissions, litigation, class-specific expenses, indemnification expenses, and extraordinary expenses) to an annual rate of 1.95% of the Fund's average net assets, which may lower the Fund's expenses and increase its yield.

      IMI  currently  limits  Ivy  International  Strategic  Bond  Fund's  total operating expenses (excluding 12b-1 fees, interest, taxes, brokerage commissions, litigation, class-specific expenses, indemnification expenses, and extraordinary expenses) to an annual rate of 1.25% of the Fund's average net assets, which may lower the Fund's expenses and increase its yield.

      IMI currently limits Ivy Money Market Fund's total operating expenses (excluding interest, taxes, brokerage commissions, litigation, indemnification expenses, and extraordinary expenses) to an annual rate of 0.85% of the Fund's average net assets, which may lower the Fund's expenses and increase its yield.

      The Agreement will continue in effect with respect to each Fund from year to year, only so long as the continuance is specifically approved at least annually (i) by the vote of a majority of the Independent Trustees and (ii) either (a) by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of each Fund or (b) by the vote of a majority of the entire Board. If the question of continuance of the Agreement (or adoption of any new agreement) is presented to the shareholders, continuance (or adoption) shall be effected with respect to each Fund only if approved by the affirmative vote of a majority of the outstanding voting securities of that Fund. See "Capitalization and Voting Rights."

      The Agreement may be terminated with respect to each Fund at any time, without payment of any penalty, by the vote of a majority of the Board, or by a vote of a majority of the outstanding voting securities of that Fund, on 60 days' written notice to IMI, or by IMI on 60 days' written notice to the Trust. The Agreement shall terminate automatically in the event of its assignment.

DISTRIBUTION SERVICES

      IMDI,  a  wholly  owned  subsidiary  of  MIMI,  serves  as  the  exclusive distributor of Ivy Fund's shares pursuant to an Amended and Restated Distribution Agreement with the Trust dated March 16, 1999, as amended from time to time (the "Distribution Agreement"). IMDI distributes shares of each Fund through broker-dealers who are members of the National Association of Securities Dealers, Inc. and who have executed dealer agreements with IMDI. IMDI distributes shares of each Fund on a continuous basis, but reserves the right to suspend or discontinue distribution on that basis. IMDI is not obligated to sell any specific amount of Fund shares. Shares of Ivy Money Market Fund are sold at the Fund's net asset value per share without a sales load.

      Each Fund has authorized IMDI to accept on its behalf purchase and redemption orders. IMDI is also authorized to designate other intermediaries to accept purchase and redemption orders on each Fund's behalf. Each Fund will be deemed to have received a purchase or redemption order when an authorized intermediary or, if applicable, an intermediary's authorized designee, accepts the order. Client orders will be priced at each Fund's Net Asset Value next computed after an authorized intermediary or the intermediary's authorized designee accepts them.

      Pursuant to the Distribution Agreement, IMDI is entitled to deduct a commission on all Class A shares of Ivy Bond Fund and Ivy International Strategic Bond Fund sold equal to the difference, if any, between the public offering price, as set forth in each Fund's then-current prospectus, and the net asset value on which such price is based. Out of that commission, IMDI may reallow to dealers such concession as IMDI may determine from time to time. In addition, IMDI is entitled to deduct a CDSC on the redemption of Class A shares of Ivy Bond Fund and Ivy International Strategic Bond Fund sold without an initial sales charge and Class B and Class C shares of Ivy Bond Fund and Ivy International Strategic Bond Fund, in accordance with, and in the manner set forth in, the Prospectus.

      Under the Distribution Agreement, each Fund bears, among other expenses, the expenses of registering and qualifying its shares for sale under Federal and state securities laws and preparing and distributing to existing shareholders periodic reports, proxy materials and prospectuses.

      During the fiscal year ended December 31, 1998, IMDI received from sales of Class A shares of Ivy Bond Fund $177,369 in sales commissions, of which $23,981 was retained after dealer allowances. During the fiscal year ended December 31, 1998, IMDI received $82,472 in CDSCs on redemptions of Class B shares of Ivy Bond Fund. During the fiscal year ended December 31, 1998, IMDI received $11,226 in CDSCs on redemptions of Class C shares of Ivy Bond Fund.

      The Distribution Agreement will continue in effect for successive one-year periods, provided that such continuance is specifically approved at least annually by the vote of a majority of the Independent Trustees, cast in person at a meeting called for that purpose and by the vote of either a majority of the entire Board or a majority of the outstanding voting securities of each Fund. The Distribution Agreement may be terminated with respect to each Fund at any time, without payment of any penalty, by IMDI on 60 days' written notice to that Fund or by a Fund by vote of either a majority of the outstanding voting securities of that Fund or a majority of the Independent Trustees on 60 days' written notice to IMDI. The Distribution Agreement shall terminate automatically in the event of its assignment.

      RULE 18F-3 PLAN. On February 23, 1995, the SEC adopted Rule 18f-3 under the 1940 Act, which permits a registered open-end investment company to issue multiple classes of shares in accordance with a written plan approved by the investment company's board of directors/trustees and filed with the SEC. The Board has adopted a Rule 18f-3 plan on behalf of each Fund. The key features of the Rule 18f-3 plan for Ivy Bond Fund and Ivy International Strategic Bond Fund are as follows: (i) shares of each class of the Fund represent an equal pro rata interest in that Fund and generally have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications, terms and conditions, except that each class bears certain class-specific expenses and has separate voting rights on certain matters that relate solely to that class or in which the interests of shareholders of one class differ from the interests of shareholders of another class; (ii) subject to certain limitations described in the Prospectus, shares of a particular class of each Fund may be exchanged for shares of the same class of another Ivy fund; and (iii) each Fund's Class B shares will convert automatically into Class A shares of that Fund after a period of eight years, based on the relative net asset value of such shares at the time of conversion.

      At a meeting held on December 1-2, 1995, the Board of the Trust adopted a multi-class plan on behalf of Ivy Money Market Fund and authorized the redesignation of the Fund's shares into Class A and Class B, respectively. On February 29, 1996, the Trustees resolved by written consent to establish a new class of shares, designated as "Class C," for all Ivy Fund portfolios. The purpose of the Class B redesignation (and the Class C designation) of shares for Ivy Money Market Fund is primarily to enable the transfer agent for the Ivy funds to track the contingent deferred sales charge period that applies to Class B and Class C shares of Ivy funds (other than Ivy Money Market Fund) that are being exchanged for shares of Ivy Money Market Fund. In all other relevant respects, Ivy Money Market Fund's Class A, Class B and Class C shares are identical (i.e., having the same arrangement for shareholder services and the distribution of securities).

      RULE 12B-1 DISTRIBUTION PLANS. The Trust has adopted on behalf of Ivy Bond Fund and Ivy International Strategic Bond Fund, in accordance with Rule 12b-1 under the 1940 Act, separate Rule 12b-1 distribution plans pertaining to each Fund's Class A, Class B and Class C shares (each, a "Plan"). In adopting each Plan, a majority of the Independent Trustees have concluded in accordance with the requirements of Rule 12b-1 that there is a reasonable likelihood that each Plan will benefit each Fund and its shareholders. The Trustees of the Trust believe that the Plans should result in greater sales and/or fewer redemptions of each Fund's shares, although it is impossible to know for certain the level of sales and redemptions of each Fund's shares in the absence of a Plan or under an alternative distribution arrangement.

      Under each Plan, Ivy Bond Fund and Ivy International Strategic Bond Fund each pays IMDI a service fee, accrued daily and paid monthly, at the annual rate of up to 0.25% of the average daily net assets attributable to its Class A, Class B or Class C shares, as the case may be. This fee constitutes reimbursement to IMDI for service fees paid by IMDI. The services for which service fees may be paid include, among other things, advising clients or customers regarding the purchase, sale or retention of shares of the Fund, answering routine inquiries concerning the Fund and assisting shareholders in changing options or enrolling in specific plans. Pursuant to each Plan, service fee payments made out of or charged against the assets attributable to each Fund's Class A, Class B or Class C shares must be in reimbursement for services rendered for or on behalf of the affected class. The expenses not reimbursed in any one month may be reimbursed in a subsequent month. The Class A Plan does not provide for the payment of interest or carrying charges as distribution expenses.

      Under each Fund's Class B and Class C Plans, each of Ivy Bond Fund and Ivy International Strategic Bond Fund also pays IMDI a distribution fee, accrued daily and paid monthly, at the annual rate of 0.75% of the average daily net assets attributable to its Class B or Class C shares. This fee constitutes compensation to IMDI which is not dependent on expenses incurred by IMDI. IMDI may reallow to dealers all or a portion of the service and distribution fees as IMDI may determine from time to time. The distribution fee compensates IMDI for expenses incurred in connection with activities primarily intended to result in the sale of each Fund's Class B or Class C shares, including the printing of prospectuses and reports for persons other than existing shareholders and the preparation, printing and distribution of sales literature and advertising materials. Pursuant to each Class B and Class C Plan, IMDI may include interest, carrying or other finance charges in its calculation of distribution expenses, if not prohibited from doing so pursuant to an order of or a regulation adopted by the SEC.

      Among other things, each Plan provides that (1) IMDI will submit to the Board at least quarterly, and the Trustees will review, written reports regarding all amounts expended under the Plan and the purposes for which such expenditures were made; (2) each Plan will continue in effect only so long as such continuance is approved at least annually, and any material amendment thereto is approved, by the votes of a majority of the Board, including the Independent Trustees, cast in person at a meeting called for that purpose; (3) payments by each Fund under each Plan shall not be materially increased without the affirmative vote of the holders of a majority of the outstanding shares of the relevant class; and (4) while each Plan is in effect, the selection and nomination of Independent Trustees of the Trust shall be committed to the discretion of the Trustees who are not "interested persons" of the Trust.

      IMDI may make payments for distribution assistance and for administrative and accounting services from resources that may include the management fees paid by each Fund. IMDI also may make payments (such as the service fee payments described above) to unaffiliated broker-dealers for services rendered in the distribution of each Fund's shares. To qualify for such payments, shares may be subject to a minimum holding period. However, no such payments will be made to any dealer or broker if at the end of each year the amount of shares held does not exceed a minimum amount. The minimum holding period and minimum level of holdings will be determined from time to time by IMDI.

      A report of the amount expended pursuant to each Plan, and the purposes for which such expenditures were incurred, must be made to the Board for its review at least quarterly.

       The Class B Plan and underwriting agreement were amended effective March 16, 1999 to permit IMDI to sell its right to receive distribution fees under the Class B Plan and CDSCs to third parties. IMDI enters into such transactions to finance the payment of commissions to brokers at the time of sale and other distribution-related expenses. In connection with such amendments, the Trust has agreed that the distribution fee will not be terminated or modified (including a modification by change in the rules relating to the conversion of Class B shares into shares of another class) for any reason (including a termination of the underwriting agreement) except:

(i) to the extent required by a change in the 1940 Act, the rules or regulations under the 1940 Act, or the Conduct Rules of the NASD, in each case enacted, issued, or promulgated after March 16, 1999;

(ii) on a basis which does not alter the amount of the distribution payments to IMDI computed with reference to Class B shares the date of original issuance of which occurred on or before December 31, 1998;

(iii)     in connection  with a Complete  Termination (as defined in the Class B
          Plan); or

(iv) on a basis determined by the Board of Trustees acting in good faith so long as (a) neither the Trust nor any successor trust or fund or any trust or fund acquiring a substantial portion of the assets of the Trust (collectively, the "Affected Funds") nor the sponsors of the Affected Funds pay, directly or indirectly, as a fee, a trailer fee, or by way of reimbursement, any fee, however denominated, to any person for personal services, account maintenance services or other shareholder services rendered to the holder of Class B shares of the Affected Funds from and after the effective date of such modification or termination, and (b) the termination or modification of the distribution fee applies with equal effect to all outstanding Class B shares from time to time of all Affected Funds regardless of the date of issuance thereof.

      In the amendments to the underwriting agreement, the Trust has also agreed that it will not take any action to waive or change any CDSC in respect of any Class B share the date of original issuance of which occurred on or before December 31, 1998, except as provided in the Trust's prospectus or statement of additional information, without the consent of IMDI and its transferees.

      During the fiscal year ended December 31, 1998, Ivy Bond Fund paid IMDI $286,205 pursuant to its Class A plan. During the fiscal year ended December 31, 1998, Ivy Bond Fund paid IMDI $339,823 pursuant to its Class B plan. During the fiscal year ended December 31, 1998, Ivy Bond Fund paid IMDI $97,011 pursuant to its Class C plan.

      During the fiscal year ended December 31, 1998, IMDI expended the following amounts in marketing Class A shares of Ivy Bond Fund: advertising $10,207; printing and mailing of prospectuses to persons other than current shareholders, $33,695; compensation to dealers, $53,099; compensation to sales personnel $324,579; seminars and meetings, $13,279; travel and entertainment, $25,942; general and administrative, $185,837; telephone, $9,427; and occupancy and equipment rental, $27,170.

      During the fiscal year ended December 31, 1998, IMDI expended the following amounts in marketing Class B shares of Ivy Bond Fund: advertising, $3,097; printing and mailing of prospectuses to persons other than current shareholders, $10,547; compensation to dealers, $249,386; compensation to sales personnel, $99,341; seminars and meetings, $62,347; travel and entertainment, $7,987; general and administrative, $56,767; telephone, $2,863; and occupancy and equipment rental $8,140.

      During the fiscal year ended December 31, 1998, IMDI expended the following amounts in marketing Class C shares of Ivy Bond Fund: advertising, $881; printing and mailing of prospectuses to persons other than current shareholders, $3,018; compensation to dealers, $45,333; compensation to sales personnel, $28,204; seminars and meetings, $11,333; travel and entertainment, $2,266; general administrative, $16,112; telephone, $813; and occupancy and equipment rental, $2,311.

      Each Plan may be amended at any time with respect to the class of shares of the Fund to which the Plan relates by vote of the Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose of considering such amendment. Each Plan may be terminated at any time with respect to the class of shares of the Fund to which the Plan relates, without payment of any penalty, by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities of that class.

      If the Distribution Agreement or the Distribution Plans are terminated (or not renewed) with respect to any of the Ivy funds (or class of shares thereof), each may continue in effect with respect to any other fund (or Class of shares thereof) as to which they have not been terminated (or have been renewed).

CUSTODIAN

      Pursuant to a Custodian Agreement with the Trust, Brown Brothers Harriman & Co. (the "Custodian"), a private bank and member of the principal securities exchanges, located at 40 Water Street, Boston, Massachusetts 02109 (the "Custodian"), maintains custody of the assets of each Fund held in the United States. Rules adopted under the 1940 Act permit the Trust to maintain its foreign securities and cash in the custody of certain eligible foreign banks and securities depositories. Pursuant to those rules, the Custodian has entered into subcustodial agreements for the holding of each Fund's foreign securities. With respect to each Fund, the Custodian may receive, as partial payment for its services to that Fund, a portion of the Trust's brokerage business, subject to its ability to provide best price and execution.

FUND ACCOUNTING SERVICES

      Pursuant to a Fund Accounting Services Agreement, MIMI provides certain accounting and pricing services for each Fund. As compensation for those services, each Fund pays MIMI a monthly fee plus out-of-pocket expenses as incurred. The monthly fee for Ivy Money Market Fund is 0.10% of the Fund's average net assets. The monthly fee for Ivy Bond Fund and Ivy International Strategic Bond Fund is based upon the net assets of the Fund at the preceding month end at the following rates: $1,250 when net assets are $10 million and under; $2,500 when net assets are over $10 million to $40 million; $5,000 when net assets are over $40 million to $75 million; and $6,500 when net assets are over $75 million.

      During the fiscal year ended December 31, 1998, Ivy Bond Fund paid MIMI $102,796 under the agreement.

      During the fiscal year ended December 31, 1998, Ivy Money Market Fund paid MIMI $32,570 under the agreement.

TRANSFER AGENT AND DIVIDEND PAYING AGENT

      Pursuant to a Transfer Agency and Shareholder Service Agreement, Ivy Mackenzie Services Corp. ("IMSC"), a wholly owned subsidiary of MIMI, is the transfer agent for each Fund. Under the Agreement, Ivy Bond Fund pays a monthly fee at an annual rate of $20.75 for each open Class A, Class B, Class C and Advisor Class account. Ivy International Strategic Bond Fund pays a montly fee at an annual rate of $20.00 for each open Class A, Class B, Class C, and Advisor Class account. Each Fund pays a monthly fee at an annual rate of $10.25 for each open Class I account. In addition, each Fund pays a monthly fee at an annual rate of $4.58 per account that is closed plus certain out-of-pocket expenses. Such fees and expenses for Ivy Bond Fund for the fiscal year ended December 31, 1998 totaled $260,700. Ivy Money Market pays IMSC an annual fee of $22.00 per open account and $4.58 for each account that is closed, and reimburses IMSC monthly for out-of-pocket expenses. Such fees and expenses for Ivy Money Market Fund for the fiscal year ended December 31, 1998 totaled $93,104. Certain broker-dealers that maintain shareholder accounts with each Fund through an omnibus account provide transfer agent and other shareholder-related services that would otherwise be provided by IMSC if the individual accounts that comprise the omnibus account were opened by their beneficial owners directly. IMSC pays such broker-dealers a per account fee for each open account within the omnibus account, or a fixed rate (e.g., 0.10%) fee, based on the average daily net asset value of the omnibus account (or a combination thereof).

ADMINISTRATOR

      Pursuant to an Administrative Services Agreement, MIMI provides certain administrative services to each Fund. As compensation for these services, each Fund pays MIMI a monthly fee at the annual rate of 0.10% of the Fund's average daily net assets with respect to its Class A, Class B and Class C shares, and, except for Ivy Money Market Fund, Advisor Class shares. Ivy Bond Fund and Ivy International Strategic Bond Fund each pay MIMI a monthly fee at the annual rate of 0.01% of its average daily net assets for Class I. Such fees for the fiscal year ended December 31, 1998 for Ivy Bond Fund totaled $158,455. Such fees for the fiscal year ended December 31, 1998 for Ivy Money Market Fund totaled $25,682.

      Outside of providing administrative services to the Trust, as described above, MIMI may also act on behalf of IMDI in paying commissions to broker-dealers with respect to sales of Class B and Class C shares of Ivy Bond Fund and Ivy International Strategic Bond Fund.

AUDITORS

      PricewaterhouseCoopers LLP, independent public accountants, has been selected as auditors for the Trust. The audit services performed by PricewaterhouseCoopers LLP include audits of the annual financial statements of each of the funds of the Trust. Other services provided principally relate to filings with the SEC and the preparation of the funds' tax returns.

                              BROKERAGE ALLOCATION

      Subject to the overall supervision of the President and the Board, IMI places orders for the purchase and sale of each Fund's portfolio securities. All portfolio transactions are effected at the best price and execution obtainable. Purchases and sales of debt securities are usually principal transactions and therefore, brokerage commissions are usually not required to be paid by each Fund for such purchases and sales (although the price paid generally includes undisclosed compensation to the dealer). The prices paid to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter, and purchases of after-market securities from dealers normally reflect the spread between the bid and asked prices. In connection with OTC transactions, IMI attempts to deal directly with the principal market makers, except in those circumstances where IMI believes that a better price and execution are available elsewhere.

      IMI selects broker-dealers to execute transactions and evaluates the reasonableness of commissions on the basis of quality, quantity, and the nature of the firms' professional services. Commissions to be charged and the rendering of investment services, including statistical, research, and counseling services by brokerage firms, are factors to be considered in the placing of brokerage business. The types of research services provided by brokers may include general economic and industry data, and information on securities of specific companies. Research services furnished by brokers through whom the Trust effects securities transactions may be used by IMI in servicing all of its accounts. In addition, not all of these services may be used by IMI in connection with the services it provides to each Fund or the Trust. IMI may consider sales of shares of Ivy funds as a factor in the selection of broker-dealers and may select broker-dealers who provide it with research services. IMI will not, however, execute brokerage transactions other than at the best price and execution.

      During the fiscal years ended December 31, 1996, 1997 and 1998, Ivy Bond Fund paid brokerage commissions of $398, $1,361, and $0, respectively.

      During the fiscal years ended December 31, 1996, 1997, and 1998, Ivy Money Market Fund paid brokerage commission of $0, $0, and $0, respectively.

      Each Fund may, under some circumstances, accept securities in lieu of cash as payment for Fund shares. Each Fund will accept securities only to increase its holdings in a portfolio security or to take a new portfolio position in a security that IMI deems to be a desirable investment for the Fund. While no minimum has been established, it is expected that each Fund will not accept securities having an aggregate value of less than $1 million. The Trust may reject in whole or in part any or all offers to pay for any Fund shares with securities and may discontinue accepting securities as payment for any Fund shares at any time without notice. The Trust will value accepted securities in the manner and at the same time provided for valuing portfolio securities of each Fund, and the Fund shares will be sold for net asset value determined at the same time the accepted securities are valued. The Trust will only accept securities delivered in proper form and will not accept securities subject to legal restrictions on transfer. The acceptance of securities by the Trust must comply with the applicable laws of certain states.

                             CAPITALIZATION AND VOTING RIGHTS

      The capitalization of the Trust consists of an unlimited number of shares of beneficial interest (no par value per share). When issued, shares of each class of each Fund are fully paid, non-assessable, redeemable and fully transferable. No class of shares of any Fund has preemptive rights or subscription rights.

      The Amended and Restated Declaration of Trust permits the Trustees to create separate series or portfolios and to divide any series or portfolio into one or more classes. The Trustees have authorized nineteen series, each of which represents a fund. The Trustees have further authorized the issuance of Class A, Class B, and Class C shares for Ivy International Fund and Ivy Money Market Fund and Class A, Class B, Class C and Advisor Class shares for Ivy Asia Pacific Fund, Ivy Bond Fund, Ivy China Region Fund, Ivy Developing Nations Fund, Ivy European Opportunities Fund Ivy Global Fund, Ivy Global Natural Resources Fund, Ivy Global Science & Technology Fund, Ivy Growth Fund, Ivy Growth with Income Fund, Ivy International Fund II, Ivy International Small Companies Fund, Ivy International Strategic Bond Fund, Ivy Pan-Europe Fund, Ivy South America Fund, Ivy US Blue Chip Fund and Ivy US Emerging Growth Fund, as well as Class I shares for Ivy Bond Fund, Ivy European Opportunities Fund, Ivy Global Science & Technology Fund, Ivy International Fund II, Ivy International Fund, Ivy International Small Companies Fund, Ivy International Strategic Bond Fund and Ivy US Blue Chip Fund.

      Shareholders have the right to vote for the election of Trustees of the Trust and on any and all matters on which they may be entitled to vote by law or by the provisions of the Trust's By-Laws. The Trust is not required to hold a regular annual meeting of shareholders, and it does not intend to do so. Shares of each class of each Fund entitle their holders to one vote per share (with proportionate voting for fractional shares). Shareholders of each Fund are entitled to vote alone on matters that only affect that Fund. All classes of shares of each Fund will vote together, except with respect to the distribution plan applicable to the Fund's Class A, Class B or Class C shares or when a class vote is required by the 1940 Act. On matters relating to all funds of the Trust, but affecting that funds differently, separate votes by the shareholders of each fund are required. Approval of an investment advisory agreement and a change in fundamental policies would be regarded as matters requiring separate voting by the shareholders of each fund of the Trust. If the Trustees determine that a matter does not affect the interests of a Fund, then the shareholders of that Fund will not be entitled to vote on that matter. Matters that affect the Trust in general, such as ratification of the selection of independent public accountants, will be voted upon collectively by the shareholders of all funds of the Trust.

      As used in this SAI and the Prospectus, the phrase "majority vote of the outstanding shares" of a Fund means the vote of the lesser of: (1) 67% of the shares of the Fund (or of the Trust) present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the outstanding shares of the Fund (or of the Trust).

      With respect to the submission to shareholder vote of a matter requiring separate voting by a Fund, the matter shall have been effectively acted upon with respect to the Fund if a majority of the outstanding voting securities of the Fund votes for the approval of the matter, notwithstanding that: (1) the matter has not been approved by a majority of the outstanding voting securities of any other fund of the Trust; or (2) the matter has not been approved by a majority of the outstanding voting securities of the Trust.

      The Amended and Restated Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove a person serving as trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust. Shareholders will be assisted in communicating with other shareholders in connection with the removal of a Trustee as if Section 26(c) of the Act were applicable.

      The Trust's shares do not have cumulative voting rights and accordingly the holders of more than 50% of the outstanding shares could elect the entire Board, in which case the holders of the remaining shares would not be able to elect any Trustees.

      Under Massachusetts law, the Trust's shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Amended and Restated Declaration of Trust disclaims liability of the shareholders, Trustees or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust, and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by the Trust or its Trustees. The Amended and Restated Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder of a Fund held personally liable for the obligations of the Fund. The risk of a shareholder of the Trust incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations and, thus, should be considered remote. No series of the Trust is liable for the obligations of any other series of the Trust.

                              SPECIAL RIGHTS AND PRIVILEGES

      The Trust offers, and (except as noted below) bears the cost of providing, to investors the following rights and privileges. The Trust reserves the right to amend or terminate any one or more of these rights and privileges. Notice of amendments to or terminations of rights and privileges will be provided to shareholders in accordance with applicable law.

      Certain of the rights and privileges described below refer to funds, other than the Funds, whose shares are also distributed by IMDI. These funds are: Ivy Asia Pacific Fund, Ivy China Region Fund, Ivy Developing Nations Fund, Ivy European Opportunities Fund Ivy Global Fund, Ivy Global Natural Resources Fund, Ivy Global Science & Technology Fund, Ivy Growth Fund, Ivy Growth with Income Fund, Ivy International Fund II, Ivy International Fund, Ivy International Small Companies Fund, Ivy Pan-Europe Fund, Ivy South America Fund, Ivy US Blue Chip Fund and Ivy US Emerging Growth Fund (the other sixteen series of the Trust). (Effective April 18, 1997, Ivy International Fund suspended the offer of its shares to new investors). Shareholders should obtain a current prospectus before exercising any right or privilege that may relate to these funds.

AUTOMATIC INVESTMENT METHOD

      The Automatic Investment Method, which enables a Fund shareholder to have specified amounts automatically drawn each month from his or her bank for investment in Fund shares, is available for all classes of shares, except Class
I. The minimum initial and subsequent investment under this method is $50 per month (except in the case of a tax qualified retirement plan for which the minimum initial and subsequent investment is $25 per month). A shareholder may terminate the Automatic Investment Method at any time upon delivery to IMSC of telephone instructions or written notice. See "Automatic Investment Method" in the Prospectus. To begin the plan, complete Sections 6A and 7B of the Account Application.

EXCHANGE OF SHARES

      As described in the Prospectus, shareholders of each Fund have an exchange privilege with other Ivy funds (except Ivy International Fund unless they have an existing Ivy International Fund account). Before effecting an exchange, shareholders of each Fund should obtain and read the currently effective prospectus for the Ivy fund into which the exchange is to be made.

      INITIAL SALES CHARGE SHARES. Class A shareholders of Ivy Bond Fund and Ivy International Strategic Bond Fund may exchange their Class A shares
("outstanding Class A shares") for Class A shares of another Ivy Fund ("new Class A Shares") on the basis of the relative net asset value per Class A share, plus an amount equal to the difference, if any, between the sales charge previously paid on the outstanding Class A shares and the sales charge payable at the time of the exchange on the new Class A shares. (The additional sales charge will be waived for Class A shares that have been invested for a period of 12 months or longer.) Class A shareholders of these Funds may also exchange their shares for shares of Ivy Money Market Fund (no initial sales charge will be assessed at the time of such an exchange).

      Ivy Bond Fund and Ivy International Strategic Bond Fund may, from time to time, waive the initial sales charge on its Class A shares sold to clients of The Legend Group and United Planners Financial Services of America, Inc. This privilege will apply only to Class A Shares of a Fund that are purchased using all or a portion of the proceeds obtained by such clients through redemptions of shares of a mutual fund (other than one of the Funds) on which a sales charge was paid (the "NAV transfer privilege"). Purchases eligible for the NAV transfer privilege must be made within 60 days of redemption from the other fund, and the Class A shares purchased are subject to a 1.00% CDSC on shares redeemed within the first year after purchase. The NAV transfer privilege also applies to Fund shares purchased directly by clients of such dealers as long as their accounts are linked to the dealer's master account. The normal service fee, as described in the "Initial Sales Charge Alternative - Class A Shares" section of the Prospectus, will be paid to those dealers in connection with these purchases. IMDI may from time to time pay a special cash incentive to The Legend Group or United Planners Financial Services of America, Inc. in connection with sales of shares of a Fund by its registered representative under the NAV transfer privilege. Additional information on sales charge reductions or waivers may be obtained from IMDI at the address listed on the cover of this Statement of Additional Information.

CONTINGENT DEFERRED SALES CHARGE SHARES

      CLASS A: Class A shareholders of Ivy Bond Fund and Ivy International Strategic Bond Fund may exchange their Class A shares that are subject to a contingent deferred sales charge ("CDSC"), as described in the Prospectus ("outstanding Class A shares"), for Class A shares of another Ivy fund ("new Class A shares") on the basis of the relative net asset value per Class A share, without the payment of any CDSC that would otherwise be due upon the redemption of the outstanding Class A shares. Class A shareholders of a Fund exercising the exchange privilege will continue to be subject to that Fund's CDSC period following an exchange if such period is longer than the CDSC period, if any, applicable to the new Class A shares.

      For purposes of computing the CDSC that may be payable upon the redemption of the new Class A shares, the holding period of the outstanding Class A shares is "tacked" onto the holding period of the new Class A shares.

      CLASS B: Class B shareholders of Ivy Bond Fund and Ivy International Strategic Bond Fund may exchange their Class B shares ("outstanding Class B shares") for Class B shares of another Ivy fund ("new Class B shares") on the basis of the relative net asset value per Class B share, without the payment of any CDSC that would otherwise be due upon the redemption of the outstanding Class B shares. Class B shareholders of a Fund exercising the exchange privilege will continue to be subject to that Fund's CDSC schedule (or period) following an exchange if such schedule is higher (or such period is longer) than the CDSC schedule (or period) applicable to the new Class B shares.

      Class B shares of Ivy Bond Fund or Ivy International Strategic Bond Fund acquired through an exchange of Class B shares of another Ivy fund will be subject to that Fund's CDSC schedule (or period) if such schedule is higher (or such period is longer) than the CDSC schedule (or period) applicable to the Ivy fund from which the exchange was made.

      For purposes of both the conversion feature and computing the CDSC that may be payable upon the redemption of the new Class B shares (prior to conversion), the holding period of the outstanding Class B shares is "tacked" onto the holding period of the new Class B shares.

      The following CDSC table applies to Class B shares of Ivy Asia Pacific Fund, Ivy Bond Fund, Ivy China Region Fund, Ivy Developing Nations Fund, Ivy European Opportunities Fund, Ivy Global Fund, Ivy Global Natural Resources Fund, Ivy Global Science & Technology Fund, Ivy Growth Fund, Ivy Growth with Income Fund, Ivy International Fund II, Ivy International Fund, Ivy International Small Companies Fund, Ivy International Strategic Bond Fund, Ivy Pan-Europe Fund, Ivy South America Fund, Ivy US Blue Chip Fund and Ivy US Emerging Growth Fund:

                                            CONTINGENT DEFERRED SALES CHARGE AS
                                            A PERCENTAGE OF DOLLAR AMOUNT
YEAR SINCE PURCHASE                         SUBJECT TO CHARGE

First                                                     5%
Second                                                    4%
Third                                                     3%
Fourth                                                    3%
Fifth                                                     2%
Sixth                                                     1%
Seventh and thereafter                                    0%

      CLASS C: Class C shareholders of Ivy Bond Fund and Ivy International Strategic Bond Fund may exchange their Class C shares ("outstanding Class C shares") for Class C shares of another Ivy fund ("new Class C shares") on the basis of the relative net asset value per Class C share, without the payment of any CDSC that would otherwise be due upon redemption. (Class C shares are subject to a CDSC of 1.00% if redeemed within one year of the date of purchase.)

      CLASS I: Subject to the restrictions set forth in the following paragraph, Class I shareholders may exchange their outstanding Class I shares for Class I shares of another Ivy fund on the basis of the relative net asset value per share.

      ALL CLASSES: The minimum value of shares which may be exchanged into an Ivy fund in which shares are not already held is $1,000 ($5,000,000 in the case of Class I shares). No exchange out of any Fund (other than by a complete exchange of all Fund shares) may be made if it would reduce the shareholder's interest in that Fund to less than $1,000 ($250,000 in the case of Class I shares).

      Each exchange will be made on the basis of the relative net asset value per share of the Ivy funds involved in the exchange next computed following receipt by IMSC of telephone instructions by IMSC or a properly executed request. Exchanges, whether written or telephonic, must be received by IMSC by the close of regular trading on the Exchange (normally 4:00 p.m., eastern time) to receive the price computed on the day of receipt. Exchange requests received after that time will receive the price next determined following receipt of the request. The exchange privilege may be modified or terminated at any time, upon at least 60 days' notice to the extent required by applicable law. See "Redemptions."

      An exchange of shares between any of the Ivy funds will result in a taxable gain or loss. Generally, this will be a capital gain or loss (long-term or short-term, depending on the holding period of the shares) in the amount of the difference between the net asset value of the shares surrendered and the shareholder's tax basis for those shares. However, in certain circumstances, shareholders will be ineligible to take sales charges into account in computing taxable gain or loss on an exchange. See "Taxation."

      With limited exceptions, gain realized by a tax-deferred retirement plan will not be taxable to the plan and will not be taxed to the participant until distribution. Each investor should consult his or her tax adviser regarding the tax consequences of an exchange transaction.

LETTER OF INTENT

      Reduced sales charges apply to initial investments in Class A shares of Ivy Bond Fund and Ivy International Strategic Bond Fund made pursuant to a non-binding Letter of Intent. A Letter of Intent may be submitted by an individual, his or her spouse and children under the age of 21, or a trustee or other fiduciary of a single trust estate or single fiduciary account. See the Account Application in the Prospectus. Any investor may submit a Letter of Intent stating that he or she will invest, over a period of 13 months, at least $50,000 in Class A shares of Ivy Bond Fund or Ivy International Strategic Bond Fund. A Letter of Intent may be submitted at the time of an initial purchase of Class A shares of these Funds or within 90 days of the initial purchase, in which case the Letter of Intent will be back dated. A shareholder may include, as an accumulation credit, the value (at the applicable offering price) of all Class A shares of Ivy Asia Pacific Fund, Ivy Bond Fund, Ivy China Region Fund, Ivy Developing Nations Fund, Ivy European Opportunities Fund, Ivy Global Fund, Ivy Global Natural Resources Fund, Ivy Global Science & Technology Fund, Ivy Growth Fund, Ivy Growth with Income Fund, Ivy International Fund II, Ivy
International Fund, Ivy International Small Companies Fund, Ivy International Strategic Bond Fund, Ivy Pan-Europe Fund, Ivy South America Fund, Ivy US Blue Chip Fund and Ivy US Emerging Growth Fund (and shares that have been exchanged into Ivy Money Market Fund from any of the other funds in the Ivy funds) held of record by him or her as of the date of his or her Letter of Intent. During the term of the Letter of Intent, the Transfer Agent will hold Class A shares representing 5% of the indicated amount (less any accumulation credit value) in escrow. The escrowed Class A shares will be released when the full indicated amount has been purchased. If the full indicated amount is not purchased during the term of the Letter of Intent, the investor is required to pay IMDI an amount equal to the difference between the dollar amount of sales charge that he or she has paid and that which he or she would have paid on his or her aggregate purchases if the total of such purchases had been made at a single time. Such payment will be made by an automatic liquidation of Class A shares in the escrow account. A Letter of Intent does not obligate the investor to buy or the Trust to sell the indicated amount of Class A shares, and the investor should read carefully all the provisions of such letter before signing.

RETIREMENT PLANS

      Shares may be purchased in connection with several types of tax-deferred retirement plans. Shares of more than one fund distributed by IMDI may be purchased in a single application establishing a single account under the plan, and shares held in such an account may be exchanged among the Ivy funds in accordance with the terms of the applicable plan and the exchange privilege available to all shareholders. Initial and subsequent purchase payments in connection with tax-deferred retirement plans must be at least $25 per participant.

      The following fees will be charged to individual shareholder accounts as described in the retirement prototype plan document:

      Retirement Plan New Account Fee                 no fee
      Retirement Plan Annual Maintenance Fee          $10.00 per fund account

      For shareholders whose retirement accounts are diversified across several Ivy funds, the annual maintenance fee will be limited to not more than $20.

      The following discussion describes the tax treatment of certain tax-deferred retirement plans under current Federal income tax law. State income tax consequences may vary. An individual considering the establishment of a retirement plan should consult with an attorney and/or an accountant with respect to the terms and tax aspects of the plan.

      INDIVIDUAL RETIREMENT ACCOUNTS: Shares of each Fund may be used as a funding medium for an Individual Retirement Account ("IRA"). Eligible individuals may establish an IRA by adopting a model custodial account available from IMSC, who may impose a charge for establishing the account. Individuals should consult their tax advisers before investing IRA assets in an Ivy fund if that fund primarily distributes exempt-interest dividends.

      An individual who has not reached age 70-1/2 and who receives compensation or earned income is eligible to contribute to an IRA, whether or not he or she is an active participant in a retirement plan. An individual who receives a distribution from another IRA, a qualified retirement plan, a qualified annuity plan or a tax-sheltered annuity or custodial account ("403(b) plan") that qualifies for "rollover" treatment is also eligible to establish an IRA by rolling over the distribution either directly or within 60 days after its receipt. Tax advice should be obtained in connection with planning a rollover contribution to an IRA.

      In general, an eligible individual may contribute up to the lesser of $2,000 or 100% of his or her compensation or earned income to an IRA each year. If a husband and wife are both employed, and both are under age 70-1/2, each may set up his or her own IRA within these limits. If both earn at least $2,000 per year, the maximum potential contribution is $4,000 per year for both. For years after 1996, the result is similar even if one spouse has no earned income; if the joint earned income of the spouses is at least $4,000, a contribution of up to $2,000 may be made to each spouse's IRA. Rollover contributions are not subject to these limits.

      An individual may deduct his or her annual contributions to an IRA in computing his or her Federal income tax within the limits described above, provided he or she (or his or her spouse, if they file a joint Federal income tax return) is not an active participant in a qualified retirement plan (such as a qualified corporate, sole proprietorship, or partnership pension, profit sharing, 401(k) or stock bonus plan), qualified annuity plan, 403(b) plan, simplified employee pension, or governmental plan. If he or she (or his or her spouse) is an active participant, whether the individual's contribution to an IRA is fully deductible, partially deductible or not deductible depends on (i) adjusted gross income and (ii) whether it is the individual or the individual's spouse who is an active participant, in the case of married individuals filing jointly. Contributions may be made up to the maximum permissible amount even if they are not deductible. Rollover contributions are not includable in income for Federal income tax purposes and therefore are not deductible from it.

      Generally, earnings on an IRA are not subject to current Federal income tax until distributed. Distributions attributable to tax-deductible contributions and to IRA earnings are taxed as ordinary income. Distributions of non-deductible contributions are not subject to Federal income tax. In general, distributions from an IRA to an individual before he or she reaches age 59-1/2 are subject to a nondeductible penalty tax equal to 10% of the taxable amount of the distribution. The 10% penalty tax does not apply to amounts withdrawn from an IRA after the individual reaches age 59-1/2, becomes disabled or dies, or if withdrawn in the form of substantially equal payments over the life or life expectancy of the individual and his or her designated beneficiary, if any, or rolled over into another IRA, amounts withdrawn and used to pay for deductible medical expenses and amounts withdrawn by certain unemployed individuals not in excess of amounts paid for certain health insurance premiums, amounts used to pay certain qualified higher education expenses, and amounts used within 120 days of the date the distribution is received to pay for certain first-time homebuyer expenses. Distributions must begin to be withdrawn not later than April 1 of the calendar year following the calendar year in which the individual reaches age 70-1/2. Failure to take certain minimum required distributions will result in the imposition of a 50% non-deductible penalty tax.

      ROTH IRAS: Shares of each Fund also may be used as a funding medium for a Roth Individual Retirement Account ("Roth IRA"). A Roth IRA is similar in numerous ways to the regular (traditional) IRA, described above. Some of the primary differences are as follows.

      A single individual earning below $95,000 can contribute up to $2,000 per year to a Roth IRA. The maximum contribution amount diminishes and gradually falls to zero for single filers with adjusted gross incomes ranging from $95,000 to $110,000. Married couples earning less than $150,000 combined, and filing jointly, can contribute a full $4,000 per year ($2,000 per IRA). The maximum contribution amount for married couples filing jointly phases out from $150,000 to $160,000. An individual whose adjusted gross income exceeds the maximum phase-out amount cannot contribute to a Roth IRA.

      An eligible individual can contribute money to a traditional IRA and a Roth IRA as long as the total contribution to all IRAs does not exceed $2,000. Contributions to a Roth IRA are not deductible. Contributions to a Roth IRA may be made even after the individual for whom the account is maintained has attained age 70 1/2.

      No distributions are required to be taken prior to the death of the original account holder. If a Roth IRA has been established for a minimum of five years, distributions can be taken tax-free after reaching age 59 1/2, for a first-time home purchase ($10,000 maximum, one time use), or upon death or disability. All other distributions from a Roth IRA (other than the amount of nondeductible contributions) are taxable and subject to a 10% tax penalty unless an exception applies. Exceptions to the 10% penalty include: reaching age 59 1/2, death, disability, deductible medical expenses, the purchase of health insurance for certain unemployed individual and qualified higher education expenses.

      An individual with an income of less than $100,000 (who is not married filing separately) can roll his or her existing IRA into a Roth IRA. However, the individual must pay taxes on the taxable amount in his or her traditional IRA. After 1998, all taxes on such a rollover will have to be paid in the tax year in which the rollover is made.

      QUALIFIED PLANS: For those self-employed individuals who wish to purchase shares of one or more Ivy funds through a qualified retirement plan, a Custodial Agreement and a Retirement Plan are available from IMSC. The Retirement Plan may be adopted as a profit sharing plan or a money purchase pension plan. A profit sharing plan permits an annual contribution to be made in an amount determined each year by the self-employed individual within certain limits prescribed by law. A money purchase pension plan requires annual contributions at the level specified in the Custodial Agreement. There is no set-up fee for qualified plans and the annual maintenance fee is $20.00 per account.

      In general, if a self-employed individual has any common law employees, employees who have met certain minimum age and service requirements must be covered by the Retirement Plan. A self-employed individual generally must contribute the same percentage of income for common law employees as for himself or herself.

      A self-employed individual may contribute up to the lesser of $30,000 or 25% of compensation or earned income to a money purchase pension plan or to a combination profit sharing and money purchase pension plan arrangement each year on behalf of each participant. To be deductible, total contributions to a profit sharing plan generally may not exceed 15% of the total compensation or earned income of all participants in the plan, and total contributions to a combination money purchase-profit sharing arrangement generally may not exceed 25% of the total compensation or earned income of all participants. The amount of compensation or earned income of any one participant that may be included in computing the deduction is limited (generally to $150,000 for benefits accruing in plan years beginning after 1993, with annual inflation adjustments). A self-employed individual's contributions to a retirement plan on his or her own behalf must be deducted in computing his or her earned income.

      Corporate employers may also adopt the Custodial Agreement and Retirement Plan for the benefit of their eligible employees. Similar contribution and deduction rules apply to corporate employers.

      Distributions from the Retirement Plan generally are made after a participant's separation from service. A 10% penalty tax generally applies to distributions to an individual before he or she reaches age 59-1/2, unless the individual (1) has reached age 55 and separated from service; (2) dies; (3) becomes disabled; (4) uses the withdrawal to pay tax-deductible medical expenses; (5) takes the withdrawal as part of a series of substantially equal payments over his or her life expectancy or the joint life expectancy of himself or herself and a designated beneficiary; or (6) rolls over the distribution.

      The Transfer Agent will arrange for Investors Bank & Trust to furnish custodial services to the employer and any participating employees.

      DEFERRED COMPENSATION FOR PUBLIC SCHOOLS AND CHARITABLE ORGANIZATIONS ("403(B)(7) ACCOUNT"): Section 403(b)(7) of the Internal Revenue Code of 1986, as amended (the "Code") permits public school systems and certain charitable organizations to use mutual fund shares held in a custodial account to fund deferred compensation arrangements with their employees. A custodial account agreement is available for those employers whose employees wish to purchase shares of the Trust in conjunction with such an arrangement. The special application for a 403(b)(7) Account is available from IMSC.

      Distributions from the 403(b)(7) Account may be made only following death, disability, separation from service, attainment of age 59-1/2, or incurring a financial hardship. A 10% penalty tax generally applies to distributions to an individual before he or she reaches age 59-1/2, unless the individual (1) has reached age 55 and separated from service; (2) dies or becomes disabled; (3)
uses the withdrawal to pay tax-deductible medical expenses; (4) takes the withdrawal as part of a series of substantially equal payments over his or her life expectancy or the joint life expectancy of himself or herself and a designated beneficiary; or (5) rolls over the distribution. There is no set-up fee for 403(b)(7) Accounts and the annual maintenance fee is $20.00 per account.

      SIMPLIFIED EMPLOYEE PENSION ("SEP") IRAS: An employer may deduct contributions to a SEP up to the lesser of $30,000 or 15% of compensation. SEP accounts generally are subject to all rules applicable to IRA accounts, except the deduction limits, and are subject to certain employee participation requirements. No new salary reduction SEPs ("SARSEPs") may be established after 1996, but existing SARSEPs may continue to be maintained, and non-salary reduction SEPs may continue to be established as well as maintained after 1996.

      SIMPLE PLANS: An employer may establish a SIMPLE IRA or a SIMPLE 401(k) for years after 1996. An employee can make pre-tax salary reduction contributions to a SIMPLE Plan, up to $6,000 a year (as indexed). Subject to certain limits, the employer will either match a portion of employee contributions, or will make a contribution equal to 2% of each employee's compensation without regard to the amount the employee contributes. An employer cannot maintain a SIMPLE Plan for its employees if the employer maintains or maintained any other qualified retirement plan with respect to which any contributions or benefits have been credited.

            REINVESTMENT PRIVILEGE

      Shareholders who have redeemed Class A shares of Ivy Bond Fund or Ivy International Strategic Bond Fund may reinvest all or a part of the proceeds of the redemption back into Class A shares of the same Fund at net asset value (without a sales charge) within 60 days from the date of redemption. This privilege may be exercised only once. The reinvestment will be made at the net asset value next determined after receipt by IMSC of the reinvestment order accompanied by the funds to be reinvested. No compensation will be paid to any sales personnel or dealer in connection with the transaction.

          Any redemption is a taxable event. A loss realized on a redemption generally may be disallowed for tax purposes if the reinvestment privilege is exercised within 30 days after the redemption. In certain circumstances, shareholders will be ineligible to take sales charges into account in computing taxable gain or loss on a redemption if the reinvestment privilege is exercised. See "Taxation."

            RIGHTS OF ACCUMULATION

      A scale of reduced sales charges applies to any investment of $50,000 or more in Class A shares of Ivy Bond Fund or Ivy International Strategic Bond
Fund. See "Initial Sales Charge Alternative -- Class A Shares" in the Prospectus. The reduced sales charge is applicable to investments made at one time by an individual, his or her spouse and children under the age of 21, or a trustee or other fiduciary of a single trust estate or single fiduciary account (including a pension, profit sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code). Rights of Accumulation is also applicable to current purchases of all of the funds of Ivy Fund (except Ivy Money Market Fund) by any of the persons enumerated above, where the aggregate quantity of Class A shares of such funds (and shares that have been exchanged into Ivy Money Market Fund from any of the other funds in the Ivy funds) and of any other investment company distributed by IMDI, previously purchased or acquired and currently owned, determined at the higher of current offering price or amount invested, plus the Class A shares being purchased, amounts to $50,000 or more for all funds other than Ivy Bond Fund; or $100,000 or more for Ivy Bond Fund.

      At the time an investment takes place, IMSC must be notified by the investor or his or her dealer that the investment qualifies for the reduced sales charge on the basis of previous investments. The reduced sales charge is subject to confirmation of the investor's holdings through a check of the particular fund's records.

            SYSTEMATIC WITHDRAWAL PLAN

      A shareholder (except shareholders with accounts in Class I) may establish a Systematic Withdrawal Plan (a "Withdrawal Plan"), by telephone instructions or by delivery to IMSC of a written election to have his or her shares withdrawn periodically, accompanied by a surrender to IMSC of all share certificates then outstanding in such shareholder's name, properly endorsed by the shareholder. To be eligible to elect a Withdrawal Plan, a shareholder must have at least $5,000 in his or her account. A Withdrawal Plan may not be established if the investor is currently participating in the Automatic Investment Method. A Withdrawal Plan may involve the depletion of a shareholder's principal, depending on the amount withdrawn.

      A redemption under a Withdrawal Plan is a taxable event. Shareholders contemplating participating in a Withdrawal Plan should consult their tax advisers.

      Additional investments made by investors participating in a Withdrawal Plan must equal at least $1,000 each while the Withdrawal Plan is in effect. Making additional purchases while a Withdrawal Plan is in effect may be disadvantageous to the investor because of applicable initial sales charges or CDSCs.

      An investor may terminate his or her participation in the Withdrawal Plan at any time by delivering written notice to IMSC. If all shares held by the investor are liquidated at any time, participation in the Withdrawal Plan will terminate automatically. The Trust or IMSC may terminate the Withdrawal Plan option at any time after reasonable notice to shareholders.

            GROUP SYSTEMATIC INVESTMENT PROGRAM

      Shares of each Fund may be purchased in connection with investment programs established by employee or other groups using systematic payroll deductions or other systematic payment arrangements. The Trust does not itself organize, offer or administer any such programs. However, it may, depending upon the size of the program, waive the minimum initial and additional investment requirements for purchases by individuals in conjunction with programs organized and offered by others. Unless shares of a Fund are purchased in conjunction with IRAs (see "How to Buy Shares" in the Prospectus), such group systematic investment programs are not entitled to special tax benefits under the Code. The Trust reserves the right to refuse purchases at any time or suspend the offering of shares in connection with group systematic investment programs, and to restrict the offering of shareholder privileges, such as check writing, simplified redemptions and other optional privileges, as described in the Prospectus, to shareholders using group systematic investment programs.

      With respect to each shareholder account established on or after September 15, 1972 under a group systematic investment program, the Trust and IMI each currently charge a maintenance fee of $3.00 (or portion thereof) that for each twelve-month period (or portion thereof) that the account is maintained. The Trust may collect such fee (and any fees due to IMI) through a deduction from distributions to the shareholders involved or by causing on the date the fee is assessed a redemption in each such shareholder account sufficient to pay such fee. The Trust reserves the right to change these fees from time to time without advance notice.

      Class A shares of Ivy Bond Fund and Ivy International Strategic Bond Fund are made available to Merrill Lynch Daily K Plan (the "Plan") participants at NAV without an initial sales charge if:

(i) the Plan is recordkept on a daily valuation basis by Merrill Lynch and, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets invested in broker/dealer funds not advised or managed by Merrill Lynch Asset Management, L.P. ("MLAM") that are made available pursuant to a Service Agreement between Merrill Lynch and the fund's principal underwriter or distributor and in funds advised or managed by MLAM (collectively, the "Applicable Investments");

(ii) the Plan is recordkept on a daily valuation basis by an independent recordkeeper whose services are provided through a contract or alliance arrangement with Merrill Lynch, and on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets, excluding money market funds, invested in Applicable Investments; or

(iii) the Plan has 500 or more eligible employees, as determined by Merrill Lynch plan conversion manager, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement.

      Alternatively, Class B shares of Ivy Bond Fund and Ivy International Strategic Bond Fund are made available to Plan participants at NAV without a CDSC if the Plan conforms with the requirements for eligibility set forth in (i) through (iii) above but either does not meet the $3 million asset threshold or does not have 500 or more eligible employees.

      Plans recordkept on a daily basis by Merrill Lynch or an independent recordkeeper under a contract with Merrill Lynch that are currently investing in Class B shares of Ivy Bond Fund and Ivy International Strategic Bond Fund convert to Class A shares once the Plan has reached $5 million invested in Applicable Investments, or 10 years after the date of the initial purchase by a participant under the Plan--the Plan will receive a Plan level share conversion.

                                       REDEMPTIONS

      Shares of each Fund are redeemed at their net asset value next determined after a proper redemption request has been received by IMSC, less any applicable CDSC. Ivy Money Market Fund does not assess a contingent deferred sales charge. However, if shares of another Ivy Fund that are subject to a contingent deferred sales charge are exchanged for shares of Ivy Money Market Fund, the contingent deferred sales charge will carry over to the investment in Ivy Money Market Fund and may be assessed upon redemption.

      Unless a shareholder requests that the proceeds of any redemption be wired to his or her bank account, payment for shares tendered for redemption is made by check within seven days after tender in proper form, except that the Trust reserves the right to suspend the right of redemption or to postpone the date of payment upon redemption beyond seven days, (i) for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which trading on the Exchange is restricted, (ii) for any period during which an emergency exists as determined by the SEC as a result of which disposal of securities owned by a Fund is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets, or
(iii) for such other periods as the SEC may by order permit for the protection of shareholders of the Funds.

      The Trust may redeem those accounts of shareholders who have maintained an investment, including sales charges paid, of less than $1,000 in any Fund for a period of more than 12 months. All accounts below that minimum will be redeemed simultaneously when MIMI deems it advisable. The $1,000 balance will be determined by actual dollar amounts invested by the shareholder, unaffected by market fluctuations. The Trust will notify any such shareholder by certified mail of its intention to redeem such account, and the shareholder shall have 60 days from the date of such letter to invest such additional sums as shall raise the value of such account above that minimum. Should the shareholder fail to forward such sum within 60 days of the date of the Trust's letter of notification, the Trust will redeem the shares held in such account and transmit the redemption in value thereof to the shareholder. However, those shareholders who are investing pursuant to the Automatic Investment Method will not be redeemed automatically unless they have ceased making payments pursuant to the plan for a period of at least six consecutive months, and these shareholders will be given six-months' notice by the Trust before such redemption. Shareholders in a qualified retirement, pension or profit sharing plan who wish to avoid tax consequences must "rollover" any sum so redeemed into another qualified plan within 60 days. The Trustees of the Trust may change the minimum account size.

      If a shareholder has given authorization for telephonic redemption privilege, shares can be redeemed and proceeds sent by Federal wire to a single previously designated bank account. Delivery of the proceeds of a wire redemption request of $250,000 or more may be delayed by each Fund for up to seven days if deemed appropriate under then-current market conditions. The Trust reserves the right to change this minimum or to terminate the telephonic redemption privilege without prior notice. The Trust cannot be responsible for the efficiency of the Federal wire system of the shareholder's dealer of record or bank. The shareholder is responsible for any charges by the shareholder's bank.

      Each Fund employs reasonable procedures that require personal identification prior to acting on redemption or exchange instructions communicated by telephone to confirm that such instructions are genuine. In the absence of such instructions, each Fund may be liable for any losses due to unauthorized or fraudulent telephone instructions.

                               CONVERSION OF CLASS B SHARES

      As described in the Prospectus, Class B shares of Ivy Bond Fund and Ivy International Strategic Bond Fund will automatically convert to Class A shares of those Funds, based on the relative net asset values per share of the two classes, no later than the month following the eighth anniversary of the initial issuance of such Class B shares of the Fund occurs. For the purpose of calculating the holding period required for conversion of Class B shares, the date of initial issuance shall mean: (1) the date on which such Class B shares were issued, or (2) for Class B shares obtained through an exchange, or a series of exchanges, (subject to the exchange privileges for Class B shares) the date on which the original Class B shares were issued. For purposes of conversion of Class B shares, Class B shares purchased through the reinvestment of dividends and capital gain distributions paid in respect of Class B shares will be held in a separate sub-account. Each time any Class B shares in the shareholder's regular account (other than those shares in the sub-account) convert to Class A shares, a pro rata portion of the Class B shares in the sub-account will also convert to Class A shares. The portion will be determined by the ratio that the shareholder's Class B shares converting to Class A shares bears to the shareholder's total Class B shares not acquired through the reinvestment of dividends and capital gain distributions.

                                     NET ASSET VALUE

      The net asset value per share of each Fund is computed by dividing the value of the Fund's aggregate net assets (i.e., its total assets less its liabilities) by the number of the Fund's shares outstanding. For purposes of determining the Fund's aggregate net assets, receivables are valued at their realizable amounts. Each Fund's liabilities, if not identifiable as belonging to a particular class of the Fund, are allocated among that Fund's several classes based on their relative net asset size. Liabilities attributable to a particular class are charged to that class directly. The total liabilities for a class are then deducted from the class's proportionate interest in each Fund's assets, and the resulting amount is divided by the number of shares of the class outstanding to produce its net asset value per share.

      Pursuant to SEC rules, Ivy Money Market Fund's portfolio securities are valued using the amortized cost method of valuation in an effort to maintain a constant net asset value of $1.00 per share, which the Trustees have determined to be in the best interest of the Fund and its shareholders. The amortized cost method involves valuing a security at cost on the date of acquisition and thereafter assuming a constant rate of accretion of discount or amortization of premium. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. During such periods, the yield to an investor in the Fund may differ somewhat from that obtained in a similar investment company which uses available market quotations to value all of its portfolio securities.

      A security listed or traded on a recognized stock exchange or The Nasdaq Stock Market, Inc. ("Nasdaq") is valued at the security's last sale price on the exchange on which the security is principally traded. If no sale is reported at that time, the average between the last bid and asked price (the "Calculated Mean") is used. Unless otherwise noted herein, the value of a foreign security is determined in its national currency as of the normal close of trading on the foreign exchange on which it is traded or as of the close of regular trading on the Exchange, if that is earlier, and that value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, eastern time, on the day the value of the foreign security is determined. All other securities for which OTC market quotations are readily available are valued at the Calculated Mean.

      A debt security normally is valued on the basis of quotes obtained from at least two dealers (or one dealer who has made a market in the security) or pricing services that take into account appropriate valuation factors. Interest is accrued daily. Money market instruments are valued at amortized cost, which the Board believes approximates market value.

      An exchange-traded option is valued at the last sale price on the exchange on which it is principally traded, if available, and otherwise is valued at the last sale price on the other exchange(s). If there were no sales on any exchange, the option shall be valued at the Calculated Mean, if possible, and otherwise at the last offering price, in the case of a written option, and the last bid price, in the case of a purchased option. An OTC option is valued at the last offering price, in the case of a written option, and the last bid price, in the case of a purchased option. Exchange listed and widely-traded OTC futures (and options thereon) are valued at the most recent settlement price.

      Securities and other assets for which market prices are not readily available are priced at their "fair value" as determined by IMI in accordance with procedures approved by the Board. Trading in securities on many foreign securities exchanges is normally completed before the close of regular trading on the Exchange. Trading on foreign exchanges may not take place on all days on which there is regular trading on the Exchange, or may take place on days on which there is no regular trading on the Exchange (e.g., any of the national business holidays identified below). If events materially affecting the value of any Fund's portfolio securities occur between the time when a foreign exchange closes and the time when the Fund's net asset value is calculated (see following paragraph), such securities may be valued at fair value as determined by IMI and approved by the Board.

      Portfolio securities are valued (and net asset value per share is determined) as of the close of regular trading on the Exchange (normally 4:00 p.m., eastern time) on each day the Exchange is open for trading. The Exchange and the Trust's offices are expected to be closed, and net asset value will not be calculated, on the following national business holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. On those days when either or both of the Fund's Custodian or the Exchange close early as a result of a partial holiday or otherwise, the Trust reserves the right to advance the time on that day by which purchase and redemption requests must be received.

      The number of shares you receive when you place a purchase order, and the payment you receive after submitting a redemption request, is based on each Fund's net asset value next determined after your instructions are received in proper form by IMSC or by your registered securities dealer. Each purchase and redemption order is subject to any applicable sales charge. Since each Fund invests in securities that are listed on foreign exchanges that may trade on weekends or other days when the Fund does not price its shares, each Fund's net asset value may change on days when shareholders will not be able to purchase or redeem the Fund's shares. The sale of each Fund's shares will be suspended during any period when the determination of its net asset value is suspended pursuant to rules or orders of the SEC and may be suspended by the Board whenever in its judgment it is in a Fund's best interest to do so.

                                         TAXATION

      The following is a general discussion of certain tax rules thought to be applicable with respect to each Fund. It is merely a summary and is not an exhaustive discussion of all possible situations or of all potentially applicable taxes. Accordingly, shareholders and prospective shareholders should consult a competent tax adviser about the tax consequences to them of investing in any Fund.

      Each Fund intends to be taxed as a regulated investment company under Subchapter M of the Code. Accordingly, each Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund's assets is represented by cash, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies).

      As a regulated investment company, each Fund generally will not be subject to U.S. Federal income tax on its income and gains that it distributes to shareholders, if at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and the excess of any short-term capital gains over long-term capital losses) for the taxable year is distributed. Each Fund intends to distribute all such income.

      Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, each Fund must distribute during each calendar year, (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, each Fund intends to make distributions in accordance with the calendar year distribution requirements. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by a Fund in October, November or December of the year with a record date in such a month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year the distributions are declared, rather than the calendar year in which the distributions are received.

            OPTIONS, FUTURES AND FOREIGN CURRENCY FORWARD CONTRACTS

      The taxation of equity options and OTC options on debt securities is governed by Code section 1234. Pursuant to Code section 1234, the premium received by a Fund for selling a put or call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to that Fund. If a Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option written by a Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security and any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term depending upon the holding period of the security. With respect to a put or call option that is purchased by a Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is long-term or short-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

      Some of the options, futures and foreign currency forward contracts in which a Fund may invest may be "section 1256 contracts." Gains (or losses) on these contracts generally are considered to be 60% long-term and 40% short-term capital gains or losses; however, as described below, foreign currency gains or losses arising from certain section 1256 contracts are ordinary in character. Also, section 1256 contracts held by each Fund at the end of each taxable year (and on certain other dates prescribed in the Code) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized.

      The transactions in options, futures and forward contracts undertaken by the Funds may result in "straddles" for Federal income tax purposes. The straddle rules may affect the character of gains or losses realized by each Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the consequences of such transactions to each Fund are not entirely clear. The straddle rules may increase the amount of short-term capital gain realized by the Funds, which is taxed as ordinary income when distributed to shareholders.

      A Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

      Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not engage in such transactions.

      Notwithstanding any of the foregoing, each Fund may recognize gain (but not loss) from a constructive sale of certain "appreciated financial positions" if the Fund enters into a short sale, offsetting notional principal contract, futures or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment are interests (including options, futures and forward contracts and short sales) in stock, partnership interests, certain actively traded trust instruments and certain debt instruments. Constructive sale treatment of appreciated financial positions does not apply to certain transactions closed in the 90-day period ending with the 30th day after the close of each Fund's taxable year, if certain conditions are met.

CURRENCY  FLUCTUATIONS  --  "SECTION  988"  GAINS  OR  LOSSES  Gains  or  losses attributable to fluctuations in exchange rates which occur between the time each Fund accrues receivables or liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of some investments, including debt securities denominated in a foreign currency and certain options, futures and forward contracts, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "section 988" gains or losses, increase or decrease the amount of a Fund's investment company taxable income available to be distributed to its shareholders as ordinary income.

INVESTMENT IN PASSIVE FOREIGN INVESTMENT COMPANIES

      Ivy Bond Fund and Ivy International Strategic Bond Fund may invest in shares of foreign corporations which may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets, or 75% or more of its gross income is investment-type income. If a Fund receives a so-called "excess distribution" with respect to PFIC stock, the Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which a Fund held the PFIC shares. The Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

      Each Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. A Fund may elect to mark to market its PFIC shares, resulting in the shares being treated as sold at fair market value on the last business day of each taxable year. Any resulting gain would be reported as ordinary income; any resulting loss and any loss from an actual disposition of the shares would be reported as ordinary loss to the extent of any net gains reported in prior years. Under another election that currently is available in some circumstances, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given year.

            DEBT SECURITIES ACQUIRED AT A DISCOUNT

      Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by each Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount ("OID") is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures.

      Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund in the secondary market may be treated as having market discount. Generally, gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the "accrued market discount" on such debt security. In addition, the deduction of any interest expenses attributable to debt securities having market discount may be deferred. Market discount generally accrues in equal daily installments. Each Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

      Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by a Fund may be treated as having acquisition discount, or OID in the case of certain types of debt securities. Generally, a Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. Each Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

      Each Fund generally will be required to distribute dividends to shareholders representing discount on debt securities that is currently includable in income, even though cash representing such income may not have been received by the Fund. Cash to pay such dividends may be obtained from sales proceeds of securities held by the Fund.

            DISTRIBUTIONS

      Distributions of investment company taxable income are taxable to a U.S. shareholder as ordinary income, whether paid in cash or shares. Dividends paid by a Fund to a corporate shareholder, to the extent such dividends are attributable to dividends received from U.S. corporations by the Fund, may qualify for the dividends received deduction. However, the revised alternative minimum tax applicable to corporations may reduce the value of the dividends received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, designated by a Fund as capital gain dividends, are taxable to shareholders as long-term capital gains whether paid in cash or in shares, and regardless of how long the shareholder has held the Fund's shares; such distributions are not eligible for the dividends received deduction. Shareholders receiving distributions in the form of newly issued shares will have a cost basis in each share received equal to the net asset value of a share of a Fund on the distribution date. A distribution of an amount in excess of any Fund's current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder's basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder's basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares. Shareholders will be notified annually as to the U.S. Federal tax status of distributions and shareholders receiving distributions in the form of newly issued shares will receive a report as to the net asset value of the shares received.

      If the net asset value of shares is reduced below a shareholder's cost as a result of a distribution by a Fund, such distribution generally will be taxable even though it represents a return of invested capital. Shareholders should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at this time may reflect the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a distribution which generally will be taxable to them.

            DISPOSITION OF SHARES

      Upon a redemption, sale or exchange of his or her shares, a shareholder will realize a taxable gain or loss depending upon his or her basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and, if so, will be long-term or short-term, depending upon the shareholder's holding period for the shares. Any loss realized on a redemption sale or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any distributions of capital gain dividends received or treated as having been received by the shareholder with respect to such shares.

      In some cases, shareholders will not be permitted to take all or portion of their sales loads into account for purposes of determining the amount of gain or loss realized on the disposition of their shares. This prohibition generally applies where (1) the shareholder incurs a sales load in acquiring the shares of a Fund, (2) the shares are disposed of before the 91st day after the date on which they were acquired, and (3) the shareholder subsequently acquires shares in the Fund or another regulated investment company and the otherwise applicable sales charge is reduced under a "reinvestment right" received upon the initial purchase of Fund shares. The term "reinvestment right" means any right to acquire shares of one or more regulated investment companies without the payment of a sales load or with the payment of a reduced sales charge. Sales charges affected by this rule are treated as if they were incurred with respect to the shares acquired under the reinvestment right. This provision may be applied to successive acquisitions of fund shares.

            FOREIGN WITHHOLDING TAXES

      Income received by any Fund from sources within a foreign country may be subject to withholding and other taxes imposed by that country.

      If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, that Fund will be eligible and may elect to "pass-through" to the Fund's shareholders the amount of foreign income and similar taxes paid by the Fund. Pursuant to this election, a shareholder will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign income and similar taxes paid by the Fund, and will be entitled either to deduct his or her pro rata share of foreign income and similar taxes in computing his or her taxable income or to use it as a foreign tax credit against his or her U.S. Federal income taxes, subject to limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Foreign taxes generally may not be deducted by a shareholder that is an individual in computing the alternative minimum tax. Each shareholder will be notified within 60 days after the close of each Fund's taxable year whether the foreign taxes paid by that Fund will "pass-through" for that year and, if so, such notification will designate (1) the shareholder's portion of the foreign taxes paid to each such country and (2) the portion of the dividend which represents income derived from sources within each such country.

      Generally, except in the case of certain electing individual taxpayers who have limited creditable foreign taxes and no foreign source income other than passive investment-type income, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if a Fund makes the election described in the preceding paragraph, the source of the Fund's income flows through to its shareholders. With respect to each Fund, gains from the sale of securities generally will be treated as derived from U.S. sources and section 988 gains will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, including foreign source passive income received from a Fund. In addition, the foreign tax credit may offset only 90% of the revised alternative minimum tax imposed on corporations and individuals. Furthermore, the foreign tax credit is eliminated with respect to foreign taxes withheld on dividends if the dividend-paying shares or the shares of a Fund are held by the Fund or the shareholder, as the case may be, for less than 16 days (46 days in the case of preferred shares) during the 30-day period (90-day period for preferred shares) beginning 15 days (45 days for preferred shares) before the shares become ex-dividend. In addition, if a Fund fails to satisfy these holding period requirements, it cannot elect to pass through to shareholders the ability to claim a deduction for related foreign taxes.

      The foregoing is only a general description of the foreign tax credit under current law. Because application of the credit depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisers.

            BACKUP WITHHOLDING

      Each Fund will be required to report to the Internal Revenue Service ("IRS") all taxable distributions as well as gross proceeds from the redemption of the Fund's shares, except in the case of certain exempt shareholders. All such distributions and proceeds will be subject to withholding of Federal income tax at a rate of 31% ("backup withholding") in the case of non-exempt shareholders if (1) the shareholder fails to furnish the Fund with and to certify the shareholder's correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. If the withholding provisions are applicable, any such distributions or proceeds, whether reinvested in additional shares or taken in cash, will be reduced by the amounts required to be withheld.

      Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. This discussion does not purport to deal with all of the tax consequences applicable to each Fund or its shareholders. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in any Fund.

                                 PERFORMANCE INFORMATION

      Performance information for the classes of shares of Ivy Bond Fund and Ivy International Strategic Bond Fund may be compared, in reports and promotional literature, to: (i) the S&P 500 Index, the Dow Jones Industrial Average ("DJIA"), or other unmanaged indices so that investors may compare the Funds' results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general; (ii) other groups of mutual funds tracked by Lipper Analytical Services, a widely used independent research firm that ranks mutual funds by overall performance, investment objectives and assets, or tracked by other services, companies, publications or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in each Fund. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions or administrative and management costs and expenses. Performance rankings are based on historical information and are not intended to indicate future performance.

            YIELD

      IVY MONEY MARKET FUND

      Ivy Money Market Fund's yield quotations as they may appear in the Prospectus, this SAI, advertising or sales literature are calculated by standard methods prescribed by the SEC.

      STANDARDIZED YIELD QUOTATIONS. Ivy Money Market Fund's current yield quotation is computed by determining the net change, exclusive of capital changes (i.e., realized gains and losses from the sale of securities and unrealized appreciation and depreciation) and income other than investment income, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the base period, subtracting a hypothetical charge reflecting expense deductions from the hypothetical account, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return. This base period return is then multiplied by 365/7 with the resulting yield figure carried to the nearest 100th of 1%. The determination of net change in account value reflects the value of additional shares purchased with dividends from the original share, dividends declared on both the original share and any such additional shares, and all fees, other than non-recurring account or sales charges, that are charged to all shareholder accounts in the Fund in proportion to the length of the base period. For any account fees that vary with the size of the account in the Fund, the account fee used for purposes of the yield computation is assumed to be the fee that would be charged to the mean account size of the Fund. The distribution rate will differ from the current yield computation because it may include distributions to shareholders from sources other than dividends and interest, short-term capital gains and net equalization credits.

      Ivy Money Market Fund's current yield for the seven-day period ended December 31, 1998 was 4.11%. IMI currently reimburses the Fund to limit ordinary operating expenses to 0.85% of average net assets. Without reimbursement, the Fund's current yield for this period would have been 3.38%.

      IVY BOND FUND AND IVY INTERNATIONAL STRATEGIC BOND FUND

      Quotations of yield for a specific class of shares of the Fund will be based on all investment income attributable to that class earned during a particular 30-day (or one month) period (including dividends and interest), less expenses attributable to that class accrued during the period ("net investment income"), and will be computed by dividing the net investment income per share of that class earned during the period by the maximum offering price per share (in the case of Class A shares) or the net asset value per share (in the case of Class B and Class C shares) on the last day of the period, according to the following formula:

      YIELD       =     2[({(a-b)/cd} + 1){superscript 6}-1]

      Where:      a     =     dividends and interest earned during the
                              period attributable to a specific class of
                              shares,
                  b     =     expenses accrued for the period attributable to
                              that class (net of reimbursements),

                  c     =     the average daily number of shares of that class
                              outstanding during the period that were entitled to receive dividends, and

                  d     =     the  maximum  offering  price  per share (in the
                              case of Class A shares) or the net asset value per share (in the case of Class B shares, Class C shares and Class I shares) on the last day of the period.

      The yields for Class A, Class B, and Class C shares of the Ivy Bond Fund for the 30-day period ended December 31, 1998 were (0.75)%, (0.83)%, and (0.81)%, respectively.

      AVERAGE ANNUAL TOTAL RETURN. Quotations of standardized average annual total return ("Standardized Return") for a specific class of shares of Ivy Bond Fund and Ivy International Strategic Bond Fund will be expressed in terms of the average annual compounded rate of return that would cause a hypothetical investment in that class of each Fund made on the first day of a designated period to equal the ending redeemable value ("ERV") of such hypothetical investment on the last day of the designated period, according to the following formula:

      P(1 + T){superscript n} = ERV

      Where:      P     =     a hypothetical initial payment of $1,000
                              to purchase shares of a specific class

                  T     =     the average annual total return of shares of
                              that class

                  n     =     the number of years

                  ERV   =     the ending  redeemable  value of a  hypothetical
                              $1,000 payment made at the beginning of the period.

      For purposes of the above computation for each Fund, it is assumed that all dividends and capital gains distributions made by that Fund are reinvested at net asset value in additional shares of the same class during the designated period. In calculating the ending redeemable value for Class A shares and assuming complete redemption at the end of the applicable period, the maximum 4.75% sales charge for Ivy Bond Fund, or 5.75% sales charge for Ivy International Strategic Bond Fund, is deducted from the initial $1,000 payment and, for Class B and Class C shares, the applicable CDSC imposed upon redemption of Class B or Class C shares held for the period is deducted. Standardized Return quotations for each Fund do not take into account any required payments for federal or state income taxes. Standardized Return quotations for Class B shares for periods of over eight years will reflect conversion of the Class B shares to Class A shares at the end of the eighth year. Standardized Return quotations are determined to the nearest 1/100 of 1%.

      Each Fund may, from time to time, include in advertisements, promotional literature or reports to shareholders or prospective investors total return data that are not calculated according to the formula set forth above ("Non-Standardized Return"). Neither initial nor CDSCs are taken into account in calculating Non-Standardized Return; a sales charge, if deducted, would reduce the return.

      The following table summarizes the calculation of Standardized and Non-Standardized Return for the Class A, Class B, Class C, and Class I shares of Ivy Bond Fund for the periods indicated. In determining the average annual total return for a specific class of shares of the Fund, recurring fees, if any, that are charged to all shareholder accounts are taken into consideration. For any account fees that vary with the size of the account of the Fund, the account fee used for purposes of the following computations is assumed to be the fee that would be charged to the mean account size of the Fund.

               STANDARDIZED RETURN FOR IVY BOND FUND[*]
                 CLASS A[1]   CLASS B[2]   CLASS C[3]   CLASS I[4]
One year ended
December 31,
1998               (4.75)%      (5.77)%      (1.81)%         N/A
Five years
ended December
31, 1998            5.33%         N/A          N/A           N/A
Ten years ended
December 31,
1998                8.32%         N/A          N/A           N/A
 Inception [#]
to year ended
December 31,        8.28%        6.15%        7.04%          N/A
1998 [8]:
            NON-STANDARDIZED RETURN FOR IVY BOND FUND[**]
                 CLASS A[5]   CLASS B[6]   CLASS C[7]   CLASS I[4]
Year ended
December 31,
1998                0.00%       (0.81)%      (0.81)%         N/A
Five years
ended December
31, 1998            6.36%         N/A          N/A           N/A
Ten  years
ended December
31, 1998            8.85%         N/A          N/A           N/A
Inception [#]
to year ended
December 31,        8.67%        6.48%        7.04%          N/A
1998 [8]:
--------------------------------------------------------


      [*] The Standardized Return figures for Class A shares reflect the deduction of the maximum initial sales charge of 4.75%. The Standardized Return figures for Class B and C shares reflect the deduction of the applicable CDSC imposed on a redemption of Class B or C shares held for the period. Class I shares are not subject to an initial or a CDSC; therefore, the Non-Standardized Return figures would be identical to the Standardized Return figures.

      [**] The Non-Standardized Return figures do not reflect the deduction of any initial sales charge or CDSC.

      [#] Until December 31, 1994, MIMI served as investment adviser to Ivy Bond Fund, which until that date was a series of Mackenzie Series Trust. The inception date for the Fund (and the Class A shares of the Fund) was September 6, 1985; the inception date for the Class B and Class I shares of the Fund was April 1, 1994; and the inception date for the Class C shares of the Fund was April 30, 1996.

      [1] The Standardized Return figures for the Class A shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class A shares for the period from inception through December 31, 1998 and the one, five and ten year periods ended December 31, 1998 would have been 2.05%, (4.75)%, 5.33%, and 8.18%, respectively.

      [2] The Standardized Return figures for the Class B shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class B shares for the period from inception through December 31, 1998 and the one year period ended December 31, 1998 would have been 6.15% and (5.77)%, respectively. (Since the inception date for Class B shares of the Fund was April 1, 1994, there were no Class B shares outstanding for the duration of the five year or ten year periods ending December 31, 1998.)

      [3] The Standardized Return figures for the Class C shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class C shares for the period from inception through December 31, 1998 and the one year ended December 31, 1998 would have been 7.04% and (1.81)%, respectively. (Since the inception date for Class C shares of the Fund was April 30, 1996, there were no Class C shares outstanding for the duration of the five year or ten year periods ending December 31, 1998.)

      [4] The Non-Standardized Return figures for Class A shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class A shares for the period from inception through December 31, 1998 and the one, five and ten year periods ended December 31, 1998 would have been 2.44%, 0.00%, 6.36%, and 8.70%, respectively.

      [5] The Non-Standardized Return figures for Class B shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class B shares for the period from inception through December 31, 1998 and the one year ended December 31, 1998 would have been 6.48% and (0.81)%, respectively. (Since the inception date for Class B shares of the Fund was April 1, 1994, there were no Class B shares outstanding for the duration of the five year or ten year periods ending December 31, 1998.)

      [6] The Non-Standardized Return figures for Class C shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class C shares for the period from inception through December 31, 1998 and the one year ending December 31, 1998 would have been 7.04% and (0.81)%, respectively. (Since the inception date for Class C shares of the Fund was April 30, 1997, there were no Class C shares outstanding for the duration of the five year or ten year periods ending December 31, 1998.)

      [7] No Class I shares were outstanding during the time periods indicated.

      [8] The total return for a period less than a full year is calculated on an aggregate basis and is not annualized.

      CUMULATIVE TOTAL RETURN. Cumulative total return is the cumulative rate of return on a hypothetical initial investment of $1,000 in a specific class of shares of Ivy Bond Fund or Ivy International Strategic Bond Fund for a specified period. Cumulative total return quotations reflect changes in the price of a Fund's shares and assume that all dividends and capital gains distributions during the period were reinvested in the Fund's shares. Cumulative total return is calculated by computing the cumulative rates of return of a hypothetical investment in a specific class of shares of a Fund over such periods, according to the following formula (cumulative total return is then expressed as a percentage):

      C = (ERV/P) - 1

      Where:      C     =     cumulative total return

                  P     =     a hypothetical initial investment of $1,000 to
                              purchase shares of a specific class

                  ERV   =     ending  redeemable  value:  ERV is the value, at
                              the   end  of   the   applicable   period,   of  a
                              hypothetical   $1,000   investment   made  at  the
                              beginning of the applicable period.

      The following table summarizes the calculation of Cumulative Total Return for Ivy Bond Fund for the periods indicated through December 31, 1998, assuming the maximum 4.75% sales charge has been assessed.

                                                                  SINCE
                 ONE YEAR        FIVE YEARS      TEN YEARS       INCEPTION[*]
Class A              (4.75)%         29.65%          122.36%         188.76%
Class B              (5.77)%           N/A             N/A           32.78%
Class C              (1.81)%           N/A             N/A           19.92%
Class I                N/A             N/A             N/A             N/A

      The following table summarizes the calculation of Cumulative Total Return for Ivy Bond Fund for the periods indicated through December 31, 1998, assuming the maximum 4.75% sales charge has not been assessed.

                 ONE YEAR        FIVE YEARS      TEN YEARS            SINCE
                                                                    INCEPTION[*]
Class A               0.00%          36.12%          133.45%         203.16%
Class B              (0.81)%           N/A             N/A           34.78%
Class C              (0.81)%           N/A             N/A           19.92%
Class I                N/A             N/A             N/A             N/A
---------------------------

      [*] Until December 31, 1994, MIMI served as investment adviser to Ivy Bond Fund, which until that date was a series of Mackenzie Series Trust. The inception date for Ivy Bond Fund (Class A shares) was September 6, 1985; the inception date for the Class B and Class I shares of the Fund was April 1, 1994. The inception date for Class C shares of the Fund was April 30, 1996.

      OTHER  QUOTATIONS,  COMPARISONS  AND GENERAL  INFORMATION.  The  foregoing computation methods are prescribed for advertising and other communications subject to SEC Rule 482. Communications not subject to this rule may contain a number of different measures of performance, computation methods and assumptions, including but not limited to: historical total returns; results of actual or hypothetical investments; changes in dividends, distributions or share values; or any graphic illustration of such data. These data may cover any period of the Trust's existence and may or may not include the impact of sales charges, taxes or other factors.

      Performance quotations for each Fund will vary from time to time depending on market conditions, the composition of the Fund's portfolio and operating expenses of each Fund. These factors and possible differences in the methods used in calculating performance quotations should be considered when comparing performance information regarding a Fund's shares with information published for other investment companies and other investment vehicles. Performance quotations should also be considered relative to changes in the value of each Fund's shares and the risks associated with each Fund's investment objectives and policies. At any time in the future, performance quotations may be higher or lower than past performance quotations and there can be no assurance that any historical performance quotation will continue in the future.

      Each Fund may also cite endorsements or use for comparison its performance rankings and listings reported in such newspapers or business or consumer publications as, among others: AAII Journal, Barron's, Boston Business Journal, Boston Globe, Boston Herald, Business Week, Consumer's Digest, Consumer Guide Publications, Changing Times, Financial Planning, Financial World, Forbes, Fortune, Growth Fund Guide, Houston Post, Institutional Investor, International Fund Monitor, Investor's Daily, Los Angeles Times, Medical Economics, Miami Herald, Money Mutual Fund Forecaster, Mutual Fund Letter, Mutual Fund Source Book, Mutual Fund Values, National Underwriter, Nelson's Directory of Investment Managers, New York Times, Newsweek, No Load Fund Investor, No Load Fund* X, Oakland Tribune, Pension World, Pensions and Investment Age, Personal Investor, Rugg and Steele, Time, U.S. News and World Report, USA Today, The Wall Street Journal, and Washington Post.

                                   FINANCIAL STATEMENTS

      Ivy Bond Fund's and Ivy Money Market Fund's Portfolio of Investments as of December 31, 1998, Statement of Assets and Liabilities as of December 31, 1998, Statement of Operations for the fiscal year ended December 31, 1998, Statement of Changes in Net Assets for the fiscal year ended December 31, 1998, Financial Highlights, Notes to Financial Statements, and Report of Independent Accountants, which are included in each Fund's December 31, 1998 Annual Report to shareholders, are incorporated by reference into this SAI. Ivy International Strategic Bond Fund's Statement of Assets and Liabilities as of April 28, 1999 and the notes thereto are attached hereto as Appendix B.

                                   APPENDIX A

          DESCRIPTION OF STANDARD & POOR'S RATINGS GROUP ("S&P") AND
            MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") CORPORATE
                        BOND AND COMMERCIAL PAPER RATINGS

[From "Moody's Bond Record," November 1994 Issue (Moody's Investors Service, New York, 1994), and "Standard & Poor's Municipal Ratings Handbook," October 1997 Issue (McGraw Hill, New York, 1997).]

MOODY'S:

      (a) CORPORATE BONDS. Bonds rated Aaa by Moody's are judged by Moody's to be of the best quality, carrying the smallest degree of investment risk. Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa are judged by Moody's to be of high quality by all standards. Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large as those of Aaa bonds, or fluctuations of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than those applicable to Aaa securities. Bonds which are rated A by Moody's possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. Bonds rated Baa by Moody's are considered medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments of or maintenance of other terms of the contract over any long period of time may be small. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

      (b) COMMERCIAL PAPER. The Prime rating is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Issuers within this Prime category may be given ratings 1, 2 or 3, depending on the relative strengths of these factors. The designation of Prime-1 indicates the highest quality repayment capacity of the rated issue. Issuers rated Prime-2 are deemed to have a strong ability for repayment while issuers voted Prime-3 are deemed to have an acceptable ability for repayment. Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P:

      (a) CORPORATE BONDS. An S&P corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. The ratings described below may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

      Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong. Debt rated AA is judged by S&P to have a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree. Debt rated A by S&P has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

      Debt rated BBB by S&P is regarded by S&P as having an adequate capacity to pay interest and repay principal. Although such bonds normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than debt in higher rated categories.

      Debt rated BB, B, CCC, CC and C is regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or exposures to adverse conditions. Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating. Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating. Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating. The rating CC typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating. The rating C typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

      The rating CI is reserved for income bonds on which no interest is being paid. Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

      (b) COMMERCIAL PAPER. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

      The commercial paper rating A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation. For commercial paper with an A-2 rating, the capacity for timely payment on issues is satisfactory, but not as high as for issues designated A-1. Issues rated A-3 have adequate capacity for timely payment, but are more vulnerable to the adverse effects of changes in circumstances than obligations carrying higher designations.

      Issues rated B are regarded as having only speculative capacity for timely payment. The C rating is assigned to short-term debt obligations with a doubtful capacity for payment. Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.

                                   APPENDIX B

                       STATEMENT OF ASSETS AND LIABILITIES
                              AS OF APRIL 28, 1999
             AND REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


IVY INTERNATIONAL STRATEGIC BOND FUND
STATEMENT OF ASSETS AND LIABILITIES
APRIL 28, 1999


ASSETS
   Cash...............................................   $ 1,000,040
   Prepaid offering cost..............................           33,000
   Prepaid blue sky fees..............................           24,000
      Total Assets....................................      1,057,040
                                                         ------------
LIABILITIES
   Due to affiliate...................................          57,000
                                                         ------------

NET ASSETS............................................   $ 1,000,040
                                                         =======
CLASS A:
   Net asset value and redemption price per share
      ($10.00 / 1 share outstanding)..................   $10.00
                                                         =======
   Maximum offering price per share
      ($10.00 x 100 / 95.25)*.........................   $10.50
                                                         =======
CLASS B:
   Net asset value, offering price and redemption price** per share
      ($10.00 / 1 share outstanding)..................   $10.00
                                                         =======
CLASS C:
   Net asset value, offering price and redemption price*** per share
      ($10.00 / 1 share outstanding)..................   $10.00
                                                         =======
CLASS I:
   Net asset value, offering price and redemption price per share
      ($10.00 / 1 share outstanding)..................   $10.00
                                                         =======
ADVISOR CLASS:
   Net asset value, offering price and redemption price per share
      ($1,000,000.00 / 100,000 shares outstanding)....      $    10.00
                                                         =======
NET ASSETS CONSISTS OF:
   Capital paid-in                                       $1,000,040
                                                         =======

*    On sales of more than $100,000 the offering price is reduced.
** Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge, up to a maximum of 5%.
*** Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge, up to a maximum of 1%.

   The accompanying notes are an integral part of the financial statement.


IVY INTERNATIONAL STRATEGIC BOND FUND
NOTES TO STATEMENT OF ASSETS AND LIABILITIES
APRIL 28, 1999


1. ORGANIZATION: Ivy International Strategic Bond Fund is a non-diversified series of shares of Ivy Fund. The shares of beneficial interest are assigned no par value and an unlimited number of shares of Class A, Class B, Class C, Class I and Advisor Class are authorized. Ivy Fund was organized as a Massachusetts business trust under a Declaration of Trust dated December 21, 1983 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Fund will commence operations on April 30, 1999. As of the date of this report, operations have been limited to organizational matters and the issuance of initial shares to Mackenzie Investment Management Inc. (MIMI).

2. ORGANIZATIONAL COSTS: The Fund incurred organizational expenses of $10,700, comprised of $2,500 for auditing and $8,200 for legal. The full amount of organizational expenses were assumed by MIMI and the Fund is not required to reimburse MIMI.

3. OFFERING COST AND PREPAID BLUE SKY FEES: Offering cost, consisting of legal fees, and blue sky fees will be amortized over a one year period beginning April 30, 1999, the date the Fund is expected to commence operations. Offering cost and blue sky fees have been paid by MIMI and will be reimbursed by the Fund.

4. TRANSACTIONS WITH AFFILIATES: Ivy Management, Inc. (IMI), a wholly owned subsidiary of MIMI, is the Manager and Investment Manager of the Fund. For the current fiscal year, IMI contractually limits the Fund's total operating expenses (excluding taxes, 12b-1 fees, brokerage commissions, interest, litigation and indemnification expenses, and any other extraordinary expenses) to an annual rate of 1.25% of its average net assets. For each of the following nine years, IMI will ensure that these expenses do not exceed 2.50% of the Fund's average net assets.

MIMI provides certain administrative, accounting and pricing services for the Fund.

Ivy Mackenzie Distributors, Inc. (IMDI), a wholly owned subsidiary of MIMI, is the underwriter and distributor of the Fund's shares, and as such, purchases shares from the Fund at net asset value to settle orders from investment dealers.

Ivy Mackenzie Services Corp. (IMSC), a wholly owned subsidiary of MIMI, is the transfer and shareholder servicing agent for the Fund.

Officers of Ivy Fund are officers and/or employees of MIMI, IMI, IMDI and IMSC. Such individuals are not compensated by the Fund for services in their capacity as officers of Ivy Fund. Trustees of Ivy Fund who are not affiliated with MIMI or IMI receive compensation from the Fund. No such amounts have been incurred as of April 28, 1999.

                                IVY BOND FUND

                    IVY INTERNATIONAL STRATEGIC BOND FUND

                                  series of

                                   IVY FUND
                    Via Mizner Financial Plaza, Suite 300
                          700 South Federal Highway
                          Boca Raton, Florida 33432

                     STATEMENT OF ADDITIONAL INFORMATION
                             ADVISOR CLASS SHARES

                                 May 3, 1999
                      (as supplemented October 18, 1999)




      Ivy Fund (the "Trust") is an open-end management investment company that currently consists of nineteen fully managed portfolios, each of which (except for Ivy South America Fund and Ivy International Strategic Bond Fund) is diversified. This Statement of Additional Information ("SAI") relates to the Advisor Class shares of Ivy Bond Fund and Ivy International Strategic Bond Fund (each a "Fund"). The other seventeen portfolios of the Trust are described in separate prospectuses and SAIs.

      This SAI is not a prospectus and should be read in conjunction with the prospectus for the Advisor Class Shares of the Funds dated April 30, 1999 (the "Prospectus"), which may be obtained upon request and without charge from the Trust at the Distributor's address and telephone number printed below. Advisor Class shares are only offered to certain investors (see the Prospectus.) The Funds also offer Class A, B, C and I shares, which are described in a separate prospectus and SAI that may also be obtained without charge from the Distributor.

                              INVESTMENT MANAGER

                         Ivy Management, Inc. ("IMI")
                    Via Mizner Financial Plaza, Suite 300
                          700 South Federal Highway
                          Boca Raton, Florida 33432
                          Telephone: (800) 777-6472

                                 DISTRIBUTOR

                  Ivy Mackenzie Distributors, Inc. ("IMDI")
                    Via Mizner Financial Plaza, Suite 300
                          700 South Federal Highway
                          Boca Raton, Florida 33432
                          Telephone: (800) 456-5111

                              TABLE OF CONTENTS


GENERAL INFORMATION..........................................................3

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS..................................3
      IVY BOND FUND..........................................................3
      INVESTMENT RESTRICTIONS FOR IVY BOND FUND..............................4
      IVY INTERNATIONAL STRATEGIC BOND FUND..................................7
      INVESTMENT RESTRICTIONS FOR IVY INTERNATIONAL STRATEGIC BOND FUND......9
      COMMON STOCKS.........................................................11
      CONVERTIBLE SECURITIES................................................11
      DEBT SECURITIES.......................................................12
            IN GENERAL......................................................12
            INVESTMENT-GRADE DEBT SECURITIES................................13
            LOW-RATED DEBT SECURITIES.......................................13
            U.S. GOVERNMENT SECURITIES......................................14
            MUNICIPAL SECURITIES............................................15
            ZERO COUPON BONDS...............................................15
            FIRM COMMITMENT AGREEMENTS AND "WHEN-ISSUED" SECURITIES.........16
      ILLIQUID SECURITIES...................................................16
      FOREIGN SECURITIES....................................................17
      DEPOSITORY RECEIPTS...................................................18
      EMERGING MARKETS......................................................18
      FOREIGN SOVEREIGN DEBT OBLIGATIONS....................................19
      BRADY BONDS...........................................................20
      LOAN PARTICIPATIONS AND ASSIGNMENTS...................................21
      FOREIGN CURRENCIES....................................................21
      FOREIGN CURRENCY EXCHANGE TRANSACTIONS................................22
      REPURCHASE AGREEMENTS.................................................23
      BANKING INDUSTRY AND SAVINGS AND LOAN OBLIGATIONS.....................23
      COMMERCIAL PAPER......................................................24
      BORROWING.............................................................24
      SHORT SALES...........................................................24
      OPTIONS TRANSACTIONS..................................................25
            IN GENERAL......................................................25
            WRITING OPTIONS ON INDIVIDUAL SECURITIES........................26
            PURCHASING OPTIONS ON INDIVIDUAL SECURITIES.....................27
            PURCHASING AND WRITING OPTIONS ON SECURITIES INDICES............27
            RISKS OF OPTIONS TRANSACTIONS...................................28
      FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS....................29
            IN GENERAL......................................................29
            INTEREST RATE FUTURES CONTRACTS.................................30
            OPTIONS ON INTEREST RATE FUTURES CONTRACTS......................31
            SWAPS, CAPS, FLOORS AND COLLARS.................................31
            FOREIGN CURRENCY FUTURES CONTRACTS AND RELATED OPTIONS..........32
            RISKS ASSOCIATED WITH FUTURES AND RELATED OPTIONS...............33
      SECURITIES INDEX FUTURES CONTRACTS....................................34
            RISKS OF SECURITIES INDEX FUTURES...............................35
            COMBINED TRANSACTIONS...........................................36

PORTFOLIO TURNOVER..........................................................36

TRUSTEES AND OFFICERS.......................................................37
            PERSONAL INVESTMENTS BY EMPLOYEES OF IMI........................37

INVESTMENT ADVISORY AND OTHER SERVICES......................................37
      BUSINESS MANAGEMENT AND INVESTMENT ADVISORY SERVICES..................37
      DISTRIBUTION SERVICES.................................................39
            RULE 18F-3 PLAN.................................................40
      CUSTODIAN.............................................................40
      FUND ACCOUNTING SERVICES..............................................40
      TRANSFER AGENT AND DIVIDEND PAYING AGENT..............................41
      ADMINISTRATOR.........................................................41
      AUDITORS..............................................................41

BROKERAGE ALLOCATION........................................................41

CAPITALIZATION AND VOTING RIGHTS............................................42

SPECIAL RIGHTS AND PRIVILEGES...............................................44
      AUTOMATIC INVESTMENT METHOD...........................................44
      EXCHANGE OF SHARES....................................................44
      RETIREMENT PLANS......................................................45
            INDIVIDUAL RETIREMENT ACCOUNTS..................................46
            ROTH IRAS.......................................................47
            QUALIFIED PLANS.................................................47
            DEFERRED COMPENSATION FOR PUBLIC SCHOOLS AND CHARITABLE
            ORGANIZATIONS ("403(B)(7) ACCOUNT").............................48
            SIMPLIFIED EMPLOYEE PENSION ("SEP") IRAS........................49
            SIMPLE PLANS....................................................49
      SYSTEMATIC WITHDRAWAL PLAN............................................49
      GROUP SYSTEMATIC INVESTMENT PROGRAM...................................50

REDEMPTIONS.................................................................50

NET ASSET VALUE.............................................................51

TAXATION....................................................................53
      OPTIONS, FUTURES AND FOREIGN CURRENCY FORWARD CONTRACTS...............54
      CURRENCY FLUCTUATIONS -- "SECTION 988" GAINS OR LOSSES................55
      INVESTMENT IN PASSIVE FOREIGN INVESTMENT COMPANIES....................55
      DEBT SECURITIES ACQUIRED AT A DISCOUNT................................56
      DISTRIBUTIONS.........................................................56
      DISPOSITION OF SHARES.................................................57
      FOREIGN WITHHOLDING TAXES.............................................58
      BACKUP WITHHOLDING....................................................59

PERFORMANCE INFORMATION.....................................................59
      YIELD.................................................................59
            AVERAGE ANNUAL TOTAL RETURN.....................................60
            CUMULATIVE TOTAL RETURN.........................................61
            OTHER QUOTATIONS, COMPARISONS AND GENERAL INFORMATION...........61

FINANCIAL STATEMENTS........................................................62

APPENDIX A..................................................................63

                                GENERAL INFORMATION

      Ivy Bond Fund is organized as a separate, diversified portfolio of the Trust, an open-end management investment company organized as a Massachusetts business trust on December 21, 1983. Ivy International Strategic Bond Fund is organized as a separate, non-diversified portfolio of the Trust. Ivy Bond Fund commenced operations (Class A shares) on September 6, 1985. Advisor Class shares were first offered on January 1, 1998. Ivy International Strategic Bond Fund will commence operations (all classes) as of the date of this SAI.

      Descriptions in this SAI of a particular investment practice or technique in which a Fund may engage or a financial instrument which a Fund may purchase are meant to describe the spectrum of investments that IMI, in its discretion, might, but is not required to, use in managing the Funds' portfolio assets. IMI may, in its discretion, at any time employ such practice, technique or instrument for one or more funds but not for all funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in some or all markets, in which case a Fund would not use them. Certain practices, techniques, or instruments may not be principal activities of a Fund but, to the extent employed, could from time to time have a material impact on a Fund's performance.

                       INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

      Each Fund has its own investment objectives and policies, which are described in the Prospectus under the captions "Summary" and "Additional Information About Strategies and Risks." Descriptions of each Fund's policies, strategies and investment restrictions, as well as additional information regarding the characteristics and risks associated with each Fund's investment techniques, is set forth below.

      Whenever an investment objective, policy or restriction set forth in the Prospectus or this SAI states a maximum percentage of assets that may be invested in any security or other asset or describes a policy regarding quality standards, such percentage limitation or standard shall, unless otherwise indicated, apply to a Fund only at the time a transaction is entered into. Accordingly, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in the percentage which results from circumstances not involving any affirmative action by a Fund, such as a change in market conditions or a change in a Fund's asset level or other circumstances beyond a Fund's control, will not be considered a violation.

IVY BOND FUND

      The Fund seeks a high level of current  income by  investing  primarily in
(i) investment grade corporate bonds (those rated Aaa, Aa, A or Baa by Moody's Investors Service, Inc. ("Moody's") or AAA, AA, A or BBB by Standard & Poor's Ratings Services ("S&P"), or, if unrated, considered by IMI to be of comparable quality) and (ii) U.S. Government securities (including mortgage-backed securities issued by U.S. Government agencies or instrumentalities) that mature in more than 13 months. As a fundamental policy, the Fund normally invests at least 65% of its total assets in these fixed income securities. For temporary defensive purposes, the Fund may invest without limit in U.S. Government securities maturing in 13 months or less, certificates of deposit, bankers' acceptances, commercial paper and repurchase agreements. The Fund may also invest up to 35% of its total assets in such money market securities in order to meet redemptions or to maximize income to the Fund while it is arranging longer-term investments.

      The Fund may invest up to 35% of its net assets in corporate debt securities, including zero coupon bonds (subject to the restrictions set forth below), rated Ba or below by Moody's or BB or below by S&P, or, if unrated, considered by IMI to be of comparable quality (commonly referred to as "high yield" or "junk" bonds). The Fund will not invest in debt securities rated less than C by either Moody's or S&P. See Appendix A for a description of Moody's and S&P's corporate bond ratings.

      The Fund may invest up to 5% of its net assets in dividend-paying common and preferred stocks (including adjustable rate preferred stocks and securities convertible into common stocks), municipal bonds, zero coupon bonds, and securities sold on a "when-issued" or firm commitment basis. As a temporary measure for extraordinary or emergency purposes, the Fund may borrow from banks up to 10% of the value of its total assets.

      The Fund may invest up to 20% of its net assets in debt securities of foreign issuers, including non-U.S. dollar-denominated debt securities, American Depository Receipts ("ADRs"), Global Depository ("GDRs"), American Depository Shares ("ADSs") and Global Depository Shares ("GDSs"), Eurodollar securities and debt securities issued, assumed or guaranteed by foreign governments or political subdivisions or instrumentalities thereof. The Fund may also enter into forward foreign currency contracts, but not for speculative purposes. The Fund may not invest more than 15% of the value of its net assets in illiquid securities.

      The Fund may purchase put and call options, provided the premium paid for such options does not exceed 10% of the Fund's net assets. The Fund may also sell covered put options with respect to up to 50% of the value of its net assets, and may write covered call options so long as not more than 20% of the Fund's net assets in subject to being purchased upon the exercise of the calls. For hedging purposes only, the Fund may engage in transactions in interest rate futures contracts, currency futures contracts and options on interest rate futures and currency futures contracts.

                  INVESTMENT RESTRICTIONS FOR IVY BOND FUND

      The Fund's investment objectives as set forth in the "Summary" section of the Prospectus, together with the investment restrictions set forth below, are fundamental policies of the Fund and may not be changed without the approval of a majority of the outstanding voting shares of the Fund. The Fund has adopted the following fundamental investment restrictions:

(i) The Fund has elected to be classified as a diversified series of an open-end investment company.

(ii) The Fund will not borrow money, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(iii) The Fund will not issue senior securities, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(iv) The Fund will not engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

(v) The Fund will not purchase or sell real estate (which term does not include securities of companies that deal in real estate or mortgages or investments secured by real estate or interests therein), except that the Fund may hold and sell real estate acquired as a result of the Fund's ownership of securities.

(vi) The Fund will not purchase physical commodities or contracts relating to physical commodities, although the Fund may invest in commodities futures contracts and options thereon to the extent permitted by the Prospectus or this SAI.

(vii) The Fund will not make loans to other persons, except (a) loans of portfolio securities, and (b) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with the Fund's investment objective and policies may be deemed to be loans.

(viii) The Fund will not concentrate its investments in a particular industry, as the term "concentrate" is interpreted in connection with the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

                           ADDITIONAL RESTRICTIONS

      The Fund has adopted the following additional restrictions, which are not fundamental and which may be changed without shareholder approval, to the extent permitted by applicable law, regulation or regulatory policy.

      Under these restrictions, the Fund may not:

(i) purchase any security if, as a result, the Fund would then have more than 5% of its total assets (taken at current value) invested in securities of companies (including predecessors) less than three years old;

(ii)      purchase or sell real estate limited partnership interests;

(iii) purchase or retain securities of any company if officers and Trustees of the Trust and officers and directors of Ivy Management, Inc. (the Manager, with respect to Ivy Bond Fund), MIMI or Mackenzie Financial Corporation who individually own more than 1/2 of 1% of the securities of that company together own beneficially more than 5% of such securities;

(iv) purchase or sell interests in oil, gas and mineral leases (other than securities of companies that invest in or sponsor such programs);

(v) invest more than 15% of its net assets taken at market value at the time of the investment in "illiquid securities." Illiquid securities may include securities subject to legal or contractual restrictions on resale (including private placements), repurchase agreements maturing in more than seven days, certain options traded over the counter that the Fund has purchased, securities being used to cover certain options that the Fund has written, securities for which market quotations are not readily available, or other securities which legally or in IMI's opinion, subject to the Board's supervision, may be deemed illiquid, but shall not include any instrument that, due to the existence of a trading market, to the Fund's compliance with certain conditions intended to provide liquidity, or to other factors, is liquid;

(vi) make investments in securities for the purpose of exercising control over or management of the issuer;

(vii) purchase securities on margin, except such short-term credits as are necessary for the clearance of transactions. The deposit or payment by the Fund of initial or variation margin in connection with futures contracts or relate options transactions is not considered the purchase of a security on margin;

(viii) borrowamounts in excess of 10% of its total assets, taken at the lower of cost or market value, and then only from banks as a temporary measure for extraordinary or emergency purposes;

(ix) mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund (except as may be necessary in connection with permitted borrowings and then not in excess of 20% of the Fund's total assets); provided, however, this does not prohibit escrow, collateral or margin arrangements in connection with its use of options, short sales, futures contracts and options on future contracts;

(x) participate on a joint or a joint and several basis in any trading account in securities. The "bunching" of orders of the Fund -- or of the Fund and of other accounts under the investment management of the persons rendering investment advice to the Fund -- for the sale or purchase of portfolio securities shall not be considered participation in a joint securities trading account; or

(xi)      make short sales of securities or maintain a short position

                  IVY INTERNATIONAL STRATEGIC BOND FUND

      The Fund is a non-diversified company whose investment objectives are to seek total return by investing primarily in the debt securities of foreign issuers and, consistent with that objective, to maximize current income. The Fund will seek to achieve its investment objectives primarily through investment in debt securities issued by foreign governments, government-related entities and corporations. IMI will endeavor to achieve the Fund's investment objectives through active management of country, sector and currency exposure.

      The Fund seeks to achieve its objectives by investing primarily in a managed portfolio of high quality bonds denominated in foreign currencies. At least 65% of the Fund's total assets will normally be invested in bonds of foreign issuers. In selecting bonds for the Fund's portfolio, IMI will consider various factors, including yields, credit quality and the fundamental outlook for currency and interest rate trends in different parts of the world. IMI may also take into account the ability to hedge currency and local bond price risk.

      To be considered a high quality bond in which the Fund primarily invests, a bond must be rated at least BBB or better by S&P or Baa by Moody's or, if the bond is unrated, it must be considered by IMI to be of comparable quality in local currency terms.

      The Fund may invest less than 35% of its net assets in debt securities rated Ba or below by Moody's and/or BB or below by S&P or, if unrated, considered by IMI to be of comparable quality. The Fund will not invest in debt securities that, at the time of investment, are rated less than C by either Moody's or S&P.

      The Fund's investments may include: debt securities issued or guaranteed by a foreign national government, its agencies, instrumentalities or political subdivisions; debt securities issued or guaranteed by supranational organizations (e.g., European Investment Bank, Inter-American Development Bank or the World Bank); corporate debt securities; bank or bank holding company debt securities; and other debt securities, including those convertible into common stock. The Fund may also invest in zero coupon securities which do not provide for the periodic payment of interest and are sold at significant discount from face value.

      The Fund may also purchase securities which are not publicly offered and may be subject to regulations applicable to restricted securities. The Fund may invest in fixed- and floating-rate issues such as loan participations and loan assignments. In addition, the Fund may purchase Brady Bonds and other sovereign debt of countries that have restructured or are in the process of restructuring their sovereign debt.

      The Fund intends to diversify among several countries and market sectors, and to have represented, in substantial proportions, debt exposure in not less than three different countries other than the United States. Under normal circumstances, the Fund will invest no more than 35% of the value of its total assets in the debt securities of U.S. issuers. The Fund may engage in the use of options, futures, forward foreign currency contracts and other derivatives transactions, as described below, for hedging purposes, to seek to enhance potential gain, or as substitutes for direct debt holdings. The Fund may also engage in short sales of securities as a hedge for related securities whose liquidity may be insufficient to render it cost effective to sell and repurchase such securities (e.g., hedging a less liquid security of a corporate emerging markets issuer by selling short the larger, more liquid issue of a sovereign entity). The Fund may invest without limit in U.S. debt securities, including short-term money market securities, for temporary defensive or emergency purposes. It is not possible to predict the extent to which the Fund might employ such optional strategies.

      To protect against adverse movements of interest rates and for purposes of liquidity, the Fund may also purchase short-term obligations denominated in U.S. and foreign currencies such as, but not limited to, bank deposits, bankers' acceptances, certificates of deposit, commercial paper, short-term government, government agency, supranational agency and corporate obligations, and repurchase agreements.

      The Fund can use various techniques to increase or decrease its exposure to changing security prices, interest rates, currency exchange rates, commodity prices, or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling options and futures contracts, entering into currency exchange, interest rate and other financial futures contracts and related options, and purchasing indexed securities.

      IMI can, in its discretion, use these practices to attempt to adjust the risk and return characteristics of the Fund's portfolio of investments. If IMI judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

      The Fund may enter into repurchase agreements with selected banks and broker/dealers. Under a repurchase agreement, the Fund acquires securities, subject to the seller's agreement to repurchase at a specified time and price.

      The Fund may purchase securities on a when-issued or forward delivery basis, for payment and delivery at a later date. The price and yield generally are fixed on the date of commitment to purchase. From the time of purchase until settlement, no interest accrues to the Fund. At the time of settlement, the market value of the security may differ from the purchase price.

      The higher yields and high income sought by the Fund may be obtainable from high yield, higher risk securities in the lower rating categories of the established rating services. These securities are rated Ba or lower by Moody's or BB or lower by S&P. The Fund may invest in securities rated as low as C by Moody's or S&P, which may indicate that the obligations are speculative to a high degree and often in default. Securities rated lower than Baa or BBB (and comparable unrated securities) are commonly referred to as "high yield" or "junk" bonds and are considered to be predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Should the rating of a portfolio security be downgraded, IMI will determine whether it is in the Fund's best interest to retain or dispose of the security. However, should any individual bond held by the Fund be downgraded below a rating of C, IMI currently intends to dispose of such bond based on then existing market conditions. See Appendix A for a more complete description of the ratings assigned by Moody's and S&P and their respective characteristics.

      The Fund may not borrow money in excess of 20% of its total assets, except as a temporary measure for extraordinary or emergency purposes or except in connection with reverse repurchase agreements. In addition, as a matter of non-fundamental policy, the Fund may not invest more than 15% of its net assets in illiquid securities. These instruments may be difficult to sell promptly at an acceptable price, and the sale of certain of these instruments may be subject to legal restrictions. Difficulty in selling these instruments may result in a loss or may be costly to the Fund. A description of these and other policies and restrictions is contained under "Investment Restrictions" below.

      The Fund's investment objectives are fundamental and may not be changed without the approval of a majority of the outstanding voting shares of the Fund. Except for the Fund's investment objectives and those investment restrictions specifically identified as fundamental, all investment policies and practices described in the Prospectus and in this SAI are non-fundamental, and may be changed by the Board of Trustees without shareholder approval. There can be no assurance that the Fund's objectives will be met. The different types of securities and investment techniques used by the Fund involve varying degrees of risk. For information about the particular risks associated with each type of investment, see the descriptions of risk factors below, and the "Risk Factors and Investment Techniques" section of the Prospectus.

      INVESTMENT RESTRICTIONS FOR IVY INTERNATIONAL STRATEGIC BOND FUND

      The Fund's investment objectives as set forth in the Prospectus under "Investment Objectives and Policies," together with the investment restrictions set forth below, are fundamental policies of the Fund and may not be changed with respect to the Fund without the approval of a majority of the outstanding voting shares of the Fund. The Fund has adopted the following fundamental investment restrictions:

(i) The Fund will not borrow money, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(ii) The Fund will not issue senior securities, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(iii) The Fund will not engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

(iv) The Fund will not purchase or sell real estate (which term does not include securities of companies that deal in real estate or mortgages or investments secured by real estate or interests therein), except that the Fund may hold and sell real estate acquired as a result of the Fund's ownership of securities.

(v) The Fund will not purchase physical commodities or contracts relating to physical commodities, although the Fund may invest in commodities futures contracts and options thereon to the extent permitted by the Prospectus and this SAI.

(vi) The Fund will not make loans to other persons, except (a) loans of portfolio securities, and (b) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with the Fund's investment objective and policies may be deemed to be loans.

(vii) The Fund will not concentrate its investments in a particular industry, as the term "concentrate" is interpreted in connection with the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

                           ADDITIONAL RESTRICTIONS

      The Fund has adopted the following additional restrictions, which are not fundamental and which may be changed without shareholder approval, to the extent permitted by applicable law, regulation or regulatory policy.

      Under these restrictions, the Fund may not:

(i)       purchase or sell real estate limited partnership interests;

(ii) purchase or sell interests in oil, gas and mineral leases (other than securities of companies that invest in or sponsor such programs);

(iii) invest more than 15% of its net assets taken at market value at the time of the investment in "illiquid securities." Illiquid securities may include securities subject to legal or contractual restrictions on resale (including private placements), repurchase agreements maturing in more than seven days, certain options traded over the counter that the Fund has written, securities for which market quotations are not readily available, or other securities which legally or in IMI's opinion, subject to the Board's supervision, may be deemed illiquid, but shall not include any instrument that, due to the existence of a trading market or to other factors, is liquid;

(iv) purchase securities of other investment companies, except in connection with a merger, consolidation or sale of assets, and except that the Fund may purchase shares of other investment companies subject to such restrictions as may be imposed by the Investment Company Act of 1940 and rules thereunder;

(v) make investments in securities for the purpose of exercising control or management of the issuer.

(vi) participate on a joint or a joint and several basis in any trading account in securities. The "bunching" of orders of the Fund--or of the Fund and of other accounts under the investment management of the persons rendering investment advice to the Fund--for the sale or purchase of portfolio securities shall not be considered participation in a joint securities trading account;

(vii) purchase securities on margin, except such short-term credits as are necessary for the clearance of transactions; the deposit or payment by the Fund of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin;

(viii) borrowamounts in excess of 20% of its total assets, taken at the lower of cost or market value, and then only from banks as a temporary measure for extraordinary or emergency purposes or except in connection with reverse repurchase agreements, provided that the Fund maintains net asset coverage of at least 300% for all borrowings; and

(ix) mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund (except as may be necessary in connection with permitted borrowings and then not in excess of 20% of the Fund's total assets); provided, however, this does not prohibit escrow, collateral or margin arrangements in connection with its use of options, short sales, futures contracts and options on future contracts.

COMMON STOCKS

      Common stock can be issued by companies to raise cash; all common stock shares represent a proportionate ownership interest in a company. As a result, the value of common stock rises and falls with a company's success or failure. The market value of common stock can fluctuate significantly, with smaller companies being particularly susceptible to price swings. Transaction costs in smaller company stocks may also be higher than those of larger companies.

CONVERTIBLE SECURITIES

      The convertible securities in which a Fund may invest include corporate bonds, notes, debentures, preferred stock and other securities that may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. Investments in convertible securities can provide income through interest and dividend payments as well as an opportunity for capital appreciation by virtue of their conversion or exchange features. Because convertible securities can be converted into equity securities, their values will normally vary in some proportion with those of the underlying equity securities. Convertible securities usually provide a higher yield than the underlying equity, however, so that the price decline of a convertible security may sometimes be less substantial than that of the underlying equity security. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stock changes, and, therefore, also tends to follow movements in the general market for equity securities. When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of the value of the underlying common stock, although typically not as much as the price of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

      As debt securities, convertible securities are investments that provide for a stream of income. Like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

      Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, are senior in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, convertible bonds and convertible preferred stock typically have lower coupon rates than similar non-convertible securities. Convertible securities may be issued as fixed income obligations that pay current income.

DEBT SECURITIES

      IN GENERAL. Investment in debt securities involves both interest rate and credit risk. Generally, the value of debt instruments rises and falls inversely with fluctuations in interest rates. As interest rates decline, the value of debt securities generally increases. Conversely, rising interest rates tend to cause the value of debt securities to decrease. Bonds with longer maturities generally are more volatile than bonds with shorter maturities. The market value of debt securities also varies according to the relative financial condition of the issuer. In general, lower-quality bonds offer higher yields due to the increased risk that the issuer will be unable to meet its obligations on interest or principal payments at the time called for by the debt instrument.

      INVESTMENT-GRADE DEBT SECURITIES. Bonds rated Aaa by Moody's Investors Service, Inc. ("Moody's") and AAA by Standard & Poor's Ratings Group ("S&P") are judged to be of the best quality (i.e., capacity to pay interest and repay principal is extremely strong). Bonds rated Aa/AA are considered to be of high quality (i.e., capacity to pay interest and repay principal is very strong and differs from the highest rated issues only to a small degree). Bonds rated A are viewed as having many favorable investment attributes, but elements may be present that suggest a susceptibility to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. Bonds rated Baa/BBB (considered by Moody's to be "medium grade" obligations) are considered to have an adequate capacity to pay interest and repay principal, but certain protective elements may be lacking (i.e., such bonds lack outstanding investment characteristics and have some speculative characteristics). A Fund may invest in debt securities that are given an investment-grade rating by Moody's or S&P, and may also invest in unrated debt securities that are considered by IMI to be of comparable quality.

      LOW-RATED DEBT SECURITIES. Securities rated lower than Baa by Moody's or BBB by S&P, and comparable unrated securities (commonly referred to as "high yield" or "junk" bonds), including many emerging markets bonds, are considered to be predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. The lower the ratings of corporate debt securities, the more their risks render them like equity securities. Such securities carry a high degree of risk (including the possibility of default or bankruptcy of the issuers of such securities), and generally involve greater volatility of price and risk of principal and income (and may be less liquid) than securities in the higher rating categories. (See Appendix A for a more complete description of the ratings assigned by Moody's and S&P and their respective characteristics.)

      Lower rated and unrated securities are especially subject to adverse changes in general economic conditions and to changes in the financial condition of their issuers. Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. During an economic downturn or period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service their principal and interest payment obligations. Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect a Fund's net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

      Changes in interest rates may have a less direct or dominant impact on high yield bonds than on higher quality issues of similar maturities. However, the price of high yield bonds can change significantly or suddenly due to a host of factors including changes in interest rates, fundamental credit quality, market psychology, government regulations, U.S. economic growth and, at times, stock market activity. High yield bonds may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, a Fund may have to replace the security with a lower yielding security.

      The trading market for high yield securities may be thin to the extent that there is no established retail secondary market or because of a decline in the value of such securities. A thin trading market may limit the ability of a Fund to accurately value high yield securities in the Fund's portfolio, could adversely affect the price at which the Fund could sell such securities, and cause large fluctuations in the daily net asset value of the Fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of low-rated debt securities, especially in a thinly traded market. When secondary markets for high yield securities become relatively less liquid, it may be more difficult to value the securities, requiring additional research and elements of judgment. These securities may also involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

      Credit quality in the high yield securities market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high yield security. For these reasons, it is the policy of IMI not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and on-going review of credit quality. The achievement of a Fund's investment objectives by investment in such securities may be more dependent on IMI's credit analysis than is the case for higher quality bonds. Should the rating of a portfolio security be downgraded, IMI will determine whether it is in the best interest of each Fund to retain or dispose of such security. However, should any individual bond held by any Fund be downgraded below a rating of C, IMI currently intends to dispose of such bond based on then existing market conditions.

      Prices for high yield securities may be affected by legislative and regulatory developments. For example, Federal rules require savings and loan institutions to gradually reduce their holdings of this type of security. Also, Congress has from time to time considered legislation that would restrict or eliminate the corporate tax deduction for interest payments in these securities and regulate corporate restructurings. Such legislation may significantly depress the prices of outstanding securities of this type.

      U.S. GOVERNMENT SECURITIES. U.S. Government securities are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. Securities guaranteed by the U.S. Government include:
(1) direct obligations of the U.S. Treasury (such as Treasury bills, notes, and bonds) and (2) Federal agency obligations guaranteed as to principal and interest by the U.S. Treasury (such as GNMA certificates, which are mortgage-backed securities). When such securities are held to maturity, the payment of principal and interest is unconditionally guaranteed by the U.S. Government, and thus they are of the highest possible credit quality. U.S. Government securities that are not held to maturity are subject to variations in market value due to fluctuations in interest rates.

      Mortgage-backed securities are securities representing part ownership of a pool of mortgage loans. For example, GNMA certificates are such securities in which the timely payment of principal and interest is guaranteed by the full faith and credit of the U.S. Government. Although the mortgage loans in the pool will have maturities of up to 30 years, the actual average life of the loans typically will be substantially less because the mortgages will be subject to principal amortization and may be prepaid prior to maturity. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the security. Conversely, rising interest rates tend to decrease the rate of prepayments, thereby lengthening the actual average life of the security (and increasing the security's price volatility). Accordingly, it is not possible to predict accurately the average life of a particular pool. Reinvestment of prepayment may occur at higher or lower rates than the original yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current rates, mortgage-backed securities can be less effective than typical bonds of similar maturities at "locking in" yields during periods of declining interest rates, and may involve significantly greater price and yield volatility than traditional debt securities. Such securities may appreciate or decline in market value during periods of declining or rising interest rates, respectively.

      Securities issued by U.S. Government instrumentalities and certain Federal agencies are neither direct obligations of nor guaranteed by the U.S. Treasury; however, they involve Federal sponsorship in one way or another. Some are backed by specific types of collateral, some are supported by the issuer's right to borrow from the Treasury, some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer, others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to, Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, Federal National Mortgage Association, Federal Home Loan Mortgage Association, and Student Loan Marketing Association.

      MUNICIPAL SECURITIES. Municipal securities are debt obligations that generally have a maturity at the time of issue in excess of one year and are issued to obtain funds for various public purposes. The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities, or, in some cases, from the proceeds of a special excise of a specific revenue source. Industrial development bonds or private activity bonds are issued by or on behalf of public authorities to obtain funds for privately-operated facilities and are in most cases revenue bonds that generally do not carry the pledge of the full faith and credit of the issuer of such bonds, but depend for payment on the ability of the industrial user to meet its obligations (or on any property pledged as security).

      The market prices of municipal securities, like those of taxable debt securities, go up and down when interest rates change. Thus, the net asset value per share can be expected to fluctuate and shareholders may receive more or less than their purchase price for shares they redeem.

      ZERO COUPON BONDS. Zero coupon bonds are debt obligations issued without any requirement for the periodic payment of interest. Zero coupon bonds are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds would accrue and compound over the period until maturity at a rate of interest reflecting the market rate at the time of issuance. If a Fund holds zero coupon bonds in its portfolio, it would recognize income currently for Federal income tax purposes in the amount of the unpaid, accrued interest and generally would be required to distribute dividends representing such income to shareholders currently, even though funds representing such income would not have been received by the Fund. Cash to pay dividends representing unpaid, accrued interest may be obtained from, for example, sales proceeds of portfolio securities and Fund shares and from loan proceeds. The potential sale of portfolio securities to pay cash distributions from income earned on zero coupon bonds may result in a Fund being forced to sell portfolio securities at a time when it might otherwise choose not to sell these securities and when the Fund might incur a capital loss on such sales. Because interest on zero coupon obligations is not distributed to each Fund on a current basis, but is in effect compounded, the value of the securities of this type is subject to greater fluctuations in response to changing interest rates than the value of debt obligations which distribute income regularly.

      FIRM COMMITMENT AGREEMENTS AND "WHEN-ISSUED" SECURITIES. New issues of certain debt securities are often offered on a "when-issued" basis, meaning the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment, but delivery and payment for the securities normally take place after the date of the commitment to purchase. Firm commitment agreements call for the purchase of securities at an agreed-upon price on a specified future date. A Fund may use such investment techniques in order to secure what is considered to be an advantageous price and yield to the Fund and not for purposes of leveraging such Fund's assets. In either instance, each Fund will maintain in a segregated account with its Custodian cash or liquid securities equal (on a daily market-to-market basis) to the amount of its commitment to purchase the underlying securities.

ILLIQUID SECURITIES

      The Funds may purchase securities other than in the open market. While such purchases may often offer attractive opportunities for investment not otherwise available on the open market, the securities so purchased are often "restricted securities" or "not readily marketable" (i.e., they cannot be sold to the public without registration under the Securities Act of 1933, as amended (the "1933 Act"), or the availability of an exemption from registration (such as Rule 144A) or because they are subject to other legal or contractual delays in or restrictions on resale). This investment practice, therefore, could have the effect of increasing the level of illiquidity of a Fund. It is the policy of each Fund that illiquid securities (including repurchase agreements of more than seven days duration, certain restricted securities, and other securities which are not readily marketable) may not constitute, at the time of purchase, more than 15% of the value of the Fund's net assets. The Trust's Board of Trustees has approved guidelines for use by IMI in determining whether a security is illiquid.

      Generally speaking, restricted securities may be sold (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the 1933 Act. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. If adverse market conditions were to develop during the period between a Fund's decision to sell a restricted or illiquid security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. Where a registration statement is required for the resale of restricted securities, a Fund may be required to bear all or part of the registration expenses. A Fund may be deemed to be an "underwriter" for purposes of the 1933 Act when selling restricted securities to the public and, in such event, the Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

      Since it is not possible to predict with assurance that the market for securities eligible for resale under Rule 144A will continue to be liquid, IMI will monitor such restricted securities subject to the supervision of the Board of Trustees. Among the factors IMI may consider in reaching liquidity decisions relating to Rule 144A securities are: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer).

FOREIGN SECURITIES

      The securities of foreign issuers in which each Fund may invest include non-U.S. dollar-denominated debt securities, Euro dollar securities, sponsored and unsponsored American Depository Receipts ("ADRs"), Global Depository Receipts ("GDRs"), American Depository Shares ("ADSs"), Global Depository Shares ("GDSs") and related depository instruments, and debt securities issued, assumed or guaranteed by foreign governments or political subdivisions or instrumentalities thereof. Shareholders should consider carefully the substantial risks involved in investing in securities issued by companies and governments of foreign nations, which are in addition to the usual risks inherent in the Fund's domestic investments.

      Although IMI intends to invest each Fund's assets only in nations that are generally considered to have relatively stable and friendly governments, there is the possibility of expropriation, nationalization, repatriation or confiscatory taxation, taxation on income earned in a foreign country and other foreign taxes, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default on foreign government securities, political or social instability or diplomatic developments which could affect investments in securities of issuers in those nations. In addition, in many countries there is less publicly available information about issuers than is available for U.S. companies. Moreover, foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. In many foreign countries, there is less governmental supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in the United States. Foreign securities transactions may also be subject to higher brokerage costs than domestic securities transactions. The foreign securities markets of many of the countries in which each Fund may invest may also be smaller, less liquid and subject to greater price volatility than those in the United States. In addition, each Fund may encounter difficulties or be unable to pursue legal remedies and obtain judgment in foreign courts.

      Foreign bond markets have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of a Fund are uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Further, the inability to dispose of portfolio securities due to settlement problems could result either in losses to a Fund because of subsequent declines in the value of the portfolio security or, if the Fund has entered into a contract to sell the security, in possible liability to the purchaser. It may be more difficult for each Fund's agents to keep currently informed about corporate actions such as stock dividends or other matters that may affect the prices of portfolio securities. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Moreover, individual foreign economies may differ favorably or unfavorably from the United States economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. IMI seeks to mitigate the risks to each Fund associated with the foregoing considerations through investment variation and continuous professional management.

DEPOSITORY RECEIPTS

      ADRs, GDRs, ADSs, GDSs and related securities are depository instruments, the issuance of which is typically administered by a U.S. or foreign bank or trust company. These instruments evidence ownership of underlying securities issued by a U.S. or foreign corporation. ADRs are publicly traded on exchanges or over-the-counter ("OTC") in the United States. Unsponsored programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, information concerning the issuer may not be as current or as readily available as in the case of sponsored depository instruments, and their prices may be more volatile than if they were sponsored by the issuers of the underlying securities.

EMERGING MARKETS

      Each Fund could have significant investments in securities traded in emerging markets. Investors should recognize that investing in such countries involves special considerations, in addition to those set forth above, that are not typically associated with investing in United States securities and that may affect each Fund's performance favorably or unfavorably.

      In recent years, many emerging market countries around the world have undergone political changes that have reduced government's role in economic and personal affairs and have stimulated investment and growth. Historically, there is a strong direct correlation between economic growth and stock market returns. While this is no guarantee of future performance, IMI believes that investment opportunities (particularly in the energy, environmental services, natural resources, basic materials, power, telecommunications and transportation industries) may result within the evolving economies of emerging market countries from which each Fund and its shareholders will benefit.

      Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. Such risks include (i) less social, political and economic stability; (ii) a small market for securities and/or a low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies that may restrict each Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until relatively recently in certain Eastern European countries, of a capital market structure or market-oriented economy; (vii) the possibility that recent favorable economic developments in Eastern Europe may be slowed or reversed by unanticipated political or social events in such countries; and (viii) the possibility that currency devaluations could adversely affect the value of each Fund's investments. Further, many emerging markets have experienced and continue to experience high rates of inflation.

      Despite the dissolution of the Soviet Union, the Communist Party may continue to exercise a significant role in certain Eastern European countries. To the extent of the Communist Party's influence, investments in such countries will involve risks of nationalization, expropriation and confiscatory taxation. The communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of such expropriation, a Fund could lose a substantial portion of any investments it has made in the affected countries. Further, few (if any) accounting standards exist in Eastern European countries. Finally, even though certain Eastern European currencies may be convertible into U.S. dollars, the conversion rates may be artificial in relation to the actual market values and may be adverse to each Fund's net asset value.

      Certain Eastern European countries that do not have well-established trading markets are characterized by an absence of developed legal structures governing private and foreign investments and private property. In addition, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment of foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals.

      Authoritarian governments in certain Eastern European countries may require that a governmental or quasi-governmental authority act as custodian of each Fund's assets invested in such country. To the extent such governmental or quasi-governmental authorities do not satisfy the requirements of the Investment Company Act of 1940, as amended (the "1940 Act"), with respect to the custody of each Fund's cash and securities, each Fund's investment in such countries may be limited or may be required to be effected through intermediaries. The risk of loss through governmental confiscation may be increased in such countries.

FOREIGN SOVEREIGN DEBT OBLIGATIONS

      Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy towards the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service it debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including the Funds) may be request to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

BRADY BONDS

      Ivy International Strategic Bond Fund may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the `Brady Plan"). Brady Plan debt restructurings have been implemented to date in Argentina, Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Nigeria, Peru, the Philippines, Poland, Uruguay, and Venezuela.

      Brady Bonds have been issued only recently, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S.
dollar) and are actively traded in over-the-counter secondary markets. Dollar-denominated, collateralized Brady Bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter.

      Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds, with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.

LOAN PARTICIPATIONS AND ASSIGNMENTS

      Ivy International Strategic Bond Fund may invest in fixed- and floating-rate loans ("Loans") arranged through private negotiations between an issuer of emerging market debt instruments and one or more financial institutions ("Lenders"). The Fund's investments in Loans are expected in most instances to be in the form of participations in Loans ("Participations") and assignments of portions of Loans ("Assignments") from third parties. Participations typically will result in the Fund having a contractual relationship only with the Lender and not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. The Fund will acquire Participations only if the Lender interpositioned between the Fund and the borrower is determined by the Adviser to be creditworthy.

      When the Fund purchases Assignments from Lenders, it will acquire direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and may be more limited than, those held by the assigning Lender.

      The Fund may have difficulty disposing of Assignments and Participation. Because no liquid market for these obligations typically exists, the Fund anticipates that these obligations could be sold only to a limited number of institutional investors. The lack of a liquid secondary market will have an adverse effect on the Fund's ability to dispose of particular Assignments or Participations when necessary to meet the Fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations may also make it more difficult for the Fund to assign a value to those securities for purposes of valuing the Fund's portfolio and calculating its net asset value.

FOREIGN CURRENCIES

      Investment in foreign securities usually will involve currencies of foreign countries. Moreover, each Fund may temporarily hold funds in bank deposits in foreign currencies during the completion of investment programs and may purchase forward foreign currency contracts. Because of these factors, the value of the assets of each of these Funds as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and each Fund may incur costs in connection with conversions between various currencies. Although each Fund's custodian values the Fund's assets daily in terms of U.S. dollars, each Fund does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. Each Fund will do so from time to time, however, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. Each Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies.

      Because each Fund normally will be invested in both U.S. and foreign securities markets, changes in each Fund's share price may have a low correlation with movements in U.S. markets. Each Fund's share price will reflect the movements of the different stock and bond markets in which it is invested (both U.S. and foreign), and of the currencies in which the investments are denominated. Thus, the strength or weakness of the U.S. dollar against foreign currencies may account for part of each Fund's investment performance. U.S. and foreign securities markets do not always move in step with each other, and the total returns from different markets may vary significantly. In addition, significant uncertainty surrounds the proposed introduction of the euro (a common currency for the European Union) in January 1999 and its effect on the value of securities denominated in local European currencies. These and other currencies in which each Fund's assets are denominated may be devalued against the U.S. dollar, resulting in a loss to a Fund.

FOREIGN CURRENCY EXCHANGE TRANSACTIONS

      Each Fund may enter into forward foreign currency contracts in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date (usually less than a year), and typically is individually negotiated and privately traded by currency traders and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for commissions, they do realize a profit based on the difference between the price at which they are buying and selling various currencies. Although these contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase.

      While the Funds may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for each of these Funds than if it had not engaged in such transactions. Moreover, there may be an imperfect correlation between a Fund's portfolio holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. An imperfect correlation of this type may prevent the Fund from achieving the intended hedge or expose a Fund to the risk of currency exchange loss.

      The Funds may purchase currency forwards and combine such purchases with sufficient cash or short-term securities to create unleveraged substitutes for investments in foreign markets when deemed advantageous. Each Fund may also combine the foregoing with bond futures or interest rate futures contracts to create the economic equivalent of an unhedged foreign bond position.

      The Funds may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which each Fund has or in which each Fund expects to have portfolio exposure.

      Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transactions costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

REPURCHASE AGREEMENTS

      Repurchase agreements are contracts under which a Fund buys a money market instrument and obtains a simultaneous commitment from the seller to repurchase the instrument at a specified time and at an agreed-upon yield. Under guidelines approved by the Board, each Fund is permitted to enter into repurchase agreements only if the repurchase agreements are at least fully collateralized with U.S. Government securities or other securities that IMI has approved for use as collateral for repurchase agreements and the collateral must be marked-to-market daily. Each Fund will enter into repurchase agreements only with banks and broker-dealers deemed to be creditworthy by IMI under the above-referenced guidelines. In the unlikely event of failure of the executing bank or broker-dealer, a Fund could experience some delay in obtaining direct ownership of the underlying collateral and might incur a loss if the value of the security should decline, as well as costs in disposing of the security.

BANKING INDUSTRY AND SAVINGS AND LOAN OBLIGATIONS

      Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank (meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument at maturity). In addition to investing in certificates of deposit and bankers' acceptances, each Fund may invest in time deposits in banks or savings and loan associations. Time deposits are generally similar to certificates of deposit, but are uncertificated. Each Fund's investments in certificates of deposit, time deposits, and bankers' acceptance are limited to obligations of (i) banks having total assets in excess of $1 billion, (ii) U.S. banks which do not meet the $1 billion asset requirement, if the principal amount of such obligation is fully insured by the Federal Deposit Insurance Corporation (the "FDIC"), (iii) savings and loan association which have total assets in excess of $1 billion and which are members of the FDIC, and (iv) foreign banks if the obligation is, in IMI's opinion, of an investment quality comparable to other debt securities which may be purchased by a Fund. Each Fund's investments in certificates of deposit of savings associations are limited to obligations of Federal and state-chartered institutions whose total assets exceed $1 billion and whose deposits are insured by the FDIC.

COMMERCIAL PAPER.

      Commercial paper represents short-term unsecured promissory notes issued in bearer form by bank holding companies, corporations and finance companies. Each Fund may invest in commercial paper that is rated Prime-1 by Moody's Investors Service, Inc. ("Moody's") or A-1 by Standard & Poor's Corporation ("S&P") or, if not rated by Moody's or S&P, is issued by companies having an outstanding debt issue rated Aaa or Aa by Moody's or AAA or AA by S&P.

BORROWING

      Borrowing may exaggerate the effect on a Fund's net asset value of any increase or decrease in the value of the Fund's portfolio securities. Money borrowed will be subject to interest costs (which may include commitment fees and/or the cost of maintaining minimum average balances). Although the principal of each Fund's borrowings will be fixed, a Fund's assets may change in value during the time a borrowing is outstanding, thus increasing exposure to capital risk.

SHORT SALES

      Ivy International Strategic Bond Fund may engage in short sale transactions in fixed-income securities. Short selling involves the sale of borrowed securities. At the time a short sale is effected, the Fund incurs an obligation to replace the security borrowed at whatever its price may be at the time that the Fund purchases it for delivery to the lender. When a short sale transaction is closed out by delivery of the securities, any gain or loss on the transaction is taxable as a short-term capital gain or loss. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividends or interest which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. Until the Fund replaces a borrowed security in connection with a short sale, the Fund will: (a) maintain daily a segregated account containing cash or liquid securities, at such level that (i) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short; or (b) otherwise cover its short position.

      Since short selling can result in profits when bond prices generally decline, Ivy International Strategic Bond Fund in this manner, can, to a certain extent, hedge the market risk to the value of its other investments and protect its equity in a declining market. However, the Fund could, at any given time, suffer both a loss on the purchase or retention of one security, if that security should decline in value, and a loss on a short sale of another security, if the security sold short should increase in value. If the Fund sells short one security to hedge a position in a similar security, the Fund could experience a loss due to an increase in the price of the security sold short resulting from an incorrectly perceived correlation between the two securities or a correlation not present at the time of the short sale transaction. Moreover, to the extent that in a generally rising market the Fund maintains short positions in securities rising with the market, the net asset value of the Fund would be expected to increase to a lesser extent than the net asset value of an investment company that does not engage in short sales.

OPTIONS TRANSACTIONS

      IN GENERAL. A call option is a short-term contract (having a duration of less than one year) pursuant to which the purchaser, in return for the premium paid, has the right to buy the security underlying the option at the specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. A put option is a similar contract pursuant to which the purchaser, in return for the premium paid, has the right to sell the security underlying the option at the specified exercise price at any time during the term of the option. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option, to buy the underlying security at the exercise price. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the time remaining to expiration of the option, supply and demand, and interest rates.

      If the writer of a U.S. exchange-traded option wishes to terminate the obligation, the writer may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the Options Clearing Corporation. However, a writer may not effect a closing purchase transaction after it has been notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate his or her position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected at any particular time or at any acceptable price. If any call or put option is not exercised or sold, it will become worthless on its expiration date. Closing purchase transactions are not available for OTC transactions. In order to terminate an obligation in an OTC transaction, the Fund would negotiate directly with the counterparty.

      Each Fund will realize a gain (or a loss) on a closing purchase transaction with respect to a call or a put previously written by the Fund if the premium, plus commission costs, paid by the Fund to purchase the call or the put is less (or greater) than the premium, less commission costs, received by the Fund on the sale of the call or the put. A gain also will be realized if a call or a put that a Fund has written lapses unexercised, because a Fund would retain the premium. Any such gains (or losses) are considered short-term capital gains (or losses) for Federal income tax purposes. Net short-term capital gains, when distributed by a Fund, are taxable as ordinary income. See "Taxation."

      Each Fund will realize a gain (or a loss) on a closing sale transaction with respect to a call or a put previously purchased by the Fund if the premium, less commission costs, received by the Fund on the sale of the call or the put is greater (or less) than the premium, plus commission costs, paid by the Fund to purchase the call or the put. If a put or a call expires unexercised, it will become worthless on the expiration date, and the Fund will realize a loss in the amount of the premium paid, plus commission costs. Any such gain or loss will be long-term or short-term gain or loss, depending upon the Fund's holding period for the option.

      Exchange-traded options generally have standardized terms and are issued by a regulated clearing organization (such as the Options Clearing Corporation), which, in effect, guarantees the completion of every exchange-traded option transaction. In contrast, the terms of OTC options are negotiated by each Fund and its counterparty (usually a securities dealer or a financial institution) with no clearing organization guarantee. When a Fund purchases an OTC option, it relies on the party from whom it has purchased the option (the "counterparty") to make delivery of the instrument underlying the option. If the counterparty fails to do so, the Fund will lose any premium paid for the option, as well as any expected benefit of the transaction. Accordingly, IMI will assess the creditworthiness of each counterparty to determine the likelihood that the terms of the OTC option will be satisfied.

      WRITING OPTIONS ON INDIVIDUAL SECURITIES. Each Fund may write (sell) covered call options on the Fund's securities in an attempt to realize a greater current return than would be realized on the securities alone. Each of these Funds may also write covered call options to hedge a possible stock or bond market decline (only to the extent of the premium paid to the for the options). In view of the investment objectives of these Funds, each Fund generally would write call options only in circumstances where the investment adviser to the Fund does not anticipate significant appreciation of the underlying security in the near future or has otherwise determined to dispose of the security.

      A "covered" call option means generally that so long as a Fund is obligated as the writer of a call option, the Fund will (i) own the underlying securities subject to the option, or (ii) have the right to acquire the underlying securities through immediate conversion or exchange of convertible preferred stocks or convertible debt securities owned by the Fund. Although each Fund receives premium income from these activities, any appreciation realized on an underlying security will be limited by the terms of the call option. Each Fund may purchase call options on individual securities only to effect a "closing purchase transaction."

      As the writer of a call option, each Fund receives a premium for undertaking the obligation to sell the underlying security at a fixed price during the option period, if the option is exercised. So long as the Fund remains obligated as a writer of a call option, it forgoes the opportunity to profit from increases in the market price of the underlying security above the exercise price of the option, except insofar as the premium represents such a profit (and retains the risk of loss should the value of the underlying security decline).

      PURCHASING OPTIONS ON INDIVIDUAL SECURITIES. The Funds may purchase put options on underlying securities owned by the Funds as a defensive technique in order to protect against an anticipated decline in the value of the securities. Each of the Funds, as the holder of the put option, may sell the underlying security at the exercise price regardless of any decline in its market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs that a Fund must pay. These costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option. The premium paid for the put option would reduce any capital gain otherwise available for distribution when the security is eventually sold. The purchase of put options will not be used by any Fund for leverage purposes.

      Each Fund may also purchase put options on underlying securities that they own and at the same time write a call option on the same security with the same exercise price and expiration date. Depending on whether the underlying security appreciates or depreciates in value, the Fund would sell the underlying security for the exercise price either upon exercise of the call option written by it or by exercising the put option held by it. A Fund would enter into such transactions in order to profit from the difference between the premium received by the Fund for the writing of the call option and the premium paid by the Fund for the purchase of the put option, thereby increasing the Fund's current return. The Funds may write (sell) put options on individual securities only to effect a "closing sale transaction."

      PURCHASING AND WRITING OPTIONS ON SECURITIES INDICES. The Funds may purchase and sell (write) put and call options on securities indices. An index assigns relative values to the securities included in the index and the index fluctuates with changes in the market values of the securities so included. Call options on indices are similar to call options on individual securities, except that, rather than giving the purchaser the right to take delivery of an individual security at a specified price, they give the purchaser the right to receive cash. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars, times a specified multiple (the "multiplier"). The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

      The multiplier for an index option performs a function similar to the unit of trading for a stock option. It determines the total dollar value per contract of each point in the difference between the exercise price of an option and the current level of the underlying index. A multiplier of 100 means that a one-point difference will yield $100. Options on different indices have different multipliers.

      When a Fund writes a call or put option on a stock index, the option is "covered", in the case of a call, or "secured", in the case of a put, if the Fund maintains in a segregated account with the Custodian cash or liquid securities equal to the contract value. A call option is also covered if the Fund holds a call on the same index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii) greater than the exercise price of the call written, provided that the Fund maintains in a segregated account with the Custodian the difference in cash or liquid securities. A put option is also "secured" if the Fund holds a put on the same index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written or (ii) less than the exercise price of the put written, provided that the Fund maintains in a segregated account with the Custodian the difference in cash or liquid securities.

      RISKS OF OPTIONS TRANSACTIONS. The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of a U.S. option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities (or cash in the case of an index option) at the exercise price. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security (or index), in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security (or index) is purchased to hedge against price movements in a related security (or securities), the price of the put or call option may move more or less than the price of the related security (or securities). In this regard, there are differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective.

      There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position. Finally, trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers, or the options exchange could suspend trading after the price has risen or fallen more than the maximum amount specified by the exchange. Closing transactions can be made for OTC options only by negotiating directly with the counterparty or by a transaction in the secondary market, if any such market exists. Transfer of an OTC option is usually prohibited absent the consent of the original counterparty. There is no assurance that a Fund will be able to close out an OTC option position at a favorable price prior to its expiration. An OTC counterparty may fail to deliver or to pay, as the case may be. In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option position at any time prior to its expiration. Although a Fund may be able to offset to some extent any adverse effects of being unable to liquidate an option position, the Fund may experience losses in some cases as a result of such inability.

      When conducted outside the U.S., options transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by:
(i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S., and (v) lower trading volume and liquidity.

      Each Fund's options activities also may have an impact upon the level of their portfolio turnover and brokerage commissions. See "Portfolio Turnover."

      Each Fund's success in using options techniques depends, among other things, on IMI's ability to predict accurately the direction and volatility of price movements in the options and securities markets, and to select the proper type, timing of use and duration of options.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

      IN GENERAL. Each Fund may enter into futures contracts and options on futures contracts for hedging purposes. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a commodity at a specified price and time. When a purchase or sale of a futures contract is made by a Fund, that Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or liquid securities ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Fund will mark-to-market its open futures position.

      Each Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

      Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery of offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, each Fund generally realizes a capital gain, or if it is more, the Fund generally realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, each Fund generally realizes a capital gain, or if it is less, the Fund generally realizes a capital loss. The transaction costs must also be included in these calculations.

      When purchasing a futures contract, each Fund will maintain with its Custodian (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited with a futures commission merchant ("FCM") as margin, are equal to the market value of the futures contract. Alternatively, a Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by the Fund, or, if lower, may cover the difference with cash or short-term securities.

      When selling a futures contract, each Fund will maintain with its Custodian in a segregated account (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited with an FCM as margin, are equal to the market value of the instruments underlying the contract. Alternatively, a Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's custodian).

      When selling a call option on a futures contract, each Fund will maintain with its Custodian in a segregated account (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited with an FCM as margin, equal the total market value of the futures contract underlying the call option. Alternatively, a Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund, or covering the difference if the price is higher.

      When selling a put option on a futures contract, each Fund will maintain with its Custodian (and mark-to-market on a daily basis) cash or liquid securities that equal the purchase price of the futures contract less any margin on deposit. Alternatively, a Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund, or, if lower, the Fund may hold securities to cover the difference.

      INTEREST RATE FUTURES CONTRACTS. An interest rate futures contract is an agreement between parties to buy or sell a specified debt security at a set price on a future date. The financial instruments that underlie interest rate futures contracts include long-term U.S. Treasury bonds, U.S. Treasury notes, and three-month U.S. Treasury bills. In the case of futures contracts traded on U.S. exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be in the cash financial instrument or by payment of the change in cash value of the index. Frequently, using futures to effect a particular strategy instead of using the underlying or related security will result in lower transaction costs being incurred.

      Each Fund may sell interest rate futures contracts in order to hedge their portfolio securities whose value may be sensitive to changes in interest rates. In addition, each Fund could purchase and sell these futures contracts in order to hedge its holdings in certain common stocks (such as utilities, banks and savings and loan) whose value may be sensitive to change in interests rates. Each Fund could sell interest rate futures contracts in anticipation of or doing a market decline to attempt to offset the decrease in market value of its securities that might otherwise result. When a Fund is not fully invested in securities, it could purchase interest rate futures in order to gain rapid market exposure that may in part or entirely offset increases in the cost of securities that it intends to purchase. If such purchases are made, an equivalent amount of interest rate futures contracts will be terminated by offsetting sales. Each Fund may also maintain the futures contract as a substitute for the underlying securities.

      OPTIONS ON INTEREST RATE FUTURES CONTRACTS. Each Fund may also purchase and write put and call options on interest rate futures contracts which are traded on a U.S. exchange or board of trade and sell or purchase such options to terminate an existing position. Options on interest rate futures give the purchaser the right (but not the obligation), in return for the premium paid, to assume a position in an interest rate futures contract at a specified exercise price at a time during the period of the option.

      Transactions in options on interest rate futures would enable each Fund to hedge against the possibility that fluctuations in interest rates and other factors may result in a general decline in prices of debt securities owned by the Fund. Assuming that any decline in the securities being hedged in accomplished by a rise in interest rates, the purchase of put options and sale of call options on the futures contracts may generate gains which can partially offset any decline in the value of the particular Fund's portfolio securities which have been hedged. However, if after a Fund purchases or sells an option on a futures contract, the value of the securities being hedged moves in the opposite direction from that contemplated, the Fund may experience losses in the form of premiums on such options which would partially offset gains the Fund would have.

      SWAPS, CAPS, FLOORS AND COLLARS. Ivy International Strategic Bond Fund may enter into interest rate, currency, credit and index swaps and the purchase or sale of related caps, floors and collars. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. Credit swaps involve the exchange by the Fund with a counterparty of their respective commitments to pay or receive the difference in interest rates between a firm or country's rate and the risk free rate. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rate or values.

      Ivy International Strategic Bond Fund may enter credit protection swap arrangements involving the sale by the Fund of a put option on a debt security which is exercisable by the buyer upon certain events, such as a default by the referenced creditor on the underlying debt or a bankruptcy event of the creditor.

      The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes, IMI and the Fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. The Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from a nationally recognized statistical rating organization or is determined to be of equivalent credit quality by IMI. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

      FOREIGN CURRENCY FUTURES CONTRACTS AND RELATED OPTIONS. The Funds may engage in foreign currency futures contracts and related options transactions for hedging purposes. A foreign currency futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a foreign currency at a specified price and time.

      An option on a foreign currency futures contract gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon the exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

      The Funds may purchase call and put options on foreign currencies as a hedge against changes in the value of the U.S. dollar (or another currency) in relation to a foreign currency in which portfolio securities of each Fund may be denominated. A call option on a foreign currency gives the buyer the right to buy, and a put option the right to sell, a certain amount of foreign currency at a specified price during a fixed period of time. Each Fund may invest in options on foreign currency which are either listed on a domestic securities exchange or traded on a recognized foreign exchange.

      In those situations where foreign currency options may not be readily purchased (or where such options may be deemed illiquid) in the currency in which the hedge is desired, the hedge may be obtained by purchasing an option on a "surrogate" currency, i.e., a currency where there is tangible evidence of a direct correlation in the trading value of the two currencies. A surrogate currency's exchange rate movements parallel that of the primary currency. Surrogate currencies are used to hedge an illiquid currency risk, when no liquid hedge instruments exist in world currency markets for the primary currency.

      Each Fund will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity or quoted on an automated quotation system. Each Fund will not enter into a futures contract or purchase an option thereon if, immediately thereafter, the aggregate initial margin deposits for futures contracts held by the Fund plus premiums paid by it for open futures option positions, less the amount by which any such positions are "in-the-money," would exceed 5% of the liquidation value of the Fund's portfolio (or the Fund's net asset value), after taking into account unrealized profits and unrealized losses on any such contracts the Fund has entered into. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option. For additional information about margin deposits required with respect to futures contracts and options thereon, see "Futures Contracts and Options on Futures Contracts."

      RISKS ASSOCIATED WITH FUTURES AND RELATED OPTIONS. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in a Fund's portfolio securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

      Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

      There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, there can be no assurance that an active secondary market will continue to exist.

      Currency futures contracts and options thereon may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such position also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Fund's ability to act upon economic events occurring in foreign markets during non business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

SECURITIES INDEX FUTURES CONTRACTS

      Ivy International Strategic Bond Fund may enter into securities index futures contracts as an efficient means of regulating the Fund's exposure to the equity markets. The Fund will not engage in transactions in futures contracts for speculation, but only as a hedge against changes resulting from market conditions in the values of securities held in the Fund's portfolio or which it intends to purchase. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. The value of a unit is the current value of the stock index. For example, the S&P 500 Index is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange (the "Exchange"). The S&P 500 Index assigns relative weightings to the 500 common stocks included in the Index, and the Index fluctuates with changes in the market values of the shares of those common stocks. In the case of the S&P 500 Index, contracts are to buy or sell 500 units. Thus, if the value of the S&P 500 Index were $150, one contract would be worth $75,000 (500 units x $150). The index futures contract specifies that no delivery of the actual securities making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if the Fund enters into a futures contract to buy 500 units of the S&P 500 Index at a specified future date at a contract price of $150 and the S&P 500 Index is at $154 on that future date, the Fund will gain $2,000 (500 units x gain of $4). If the Fund enters into a futures contract to sell 500 units of the stock index at a specified future date at a contract price of $150 and the S&P 500 Index is at $154 on that future date, the Fund will lose $2,000 (500 units x loss of $4).

      RISKS OF SECURITIES INDEX FUTURES. Ivy International Strategic Bond Fund's success in using hedging techniques depends, among other things, on IMI's ability to predict correctly the direction and volatility of price movements in the futures and options markets as well as in the securities markets and to select the proper type, time and duration of hedges. The skills necessary for successful use of hedges are different from those used in the selection of individual stocks.

      The Fund's ability to hedge effectively all or a portion of its securities through transactions in index futures (and therefore the extent of its gain or loss on such transactions) depends on the degree to which price movements in the underlying index correlate with price movements in the Fund's securities. Inasmuch as such securities will not duplicate the components of an index, the correlation probably will not be perfect. Consequently, the Fund will bear the risk that the prices of the securities being hedged will not move in the same amount as the hedging instrument. This risk will increase as the composition of the Fund's portfolio diverges from the composition of the hedging instrument.

      Although the Fund intends to establish positions in these instruments only when there appears to be an active market, there is no assurance that a liquid market will exist at a time when the Fund seeks to close a particular option or futures position. Trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers. In addition, the futures exchanges may suspend trading after the price has risen or fallen more than the maximum amount specified by the exchange. In some cases, the Fund may experience losses as a result of its inability to close out a position, and it may have to liquidate other investments to meet its cash needs.

      Although some index futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund generally realizes a capital gain, or if it is more, the Fund generally realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund generally realizes a capital gain, or if it is less, the Fund generally realizes a capital loss. The transaction costs must also be included in these calculations.

      The Fund will only enter into index futures contracts or futures options that are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system. The Fund will use futures contracts and related options only for "bona fide hedging" purposes, as such term is defined in applicable regulations of the CFTC.

      When purchasing an index futures contract, the Fund will maintain with its Custodian (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited with a futures commission merchant ("FCM") as margin, are equal to the market value of the futures contract. Alternatively, the Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by the Fund.

      When selling an index futures contract, the Fund will maintain with its Custodian (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited with an FCM as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in cash or liquid assets in a segregated account with the Fund's custodian).

      COMBINED TRANSACTIONS. Each Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and some combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single transaction, as part of a single or combined strategy when, in the opinion of IMI, it is in the best interests of a Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on IMI's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the management objective.

                               PORTFOLIO TURNOVER

      The Funds purchase securities that are believed by IMI to have above average potential for capital appreciation. Common stocks are disposed of in situations where it is believed that potential for such appreciation has lessened or that other common stocks have a greater potential. Therefore, each Fund may purchase and sell securities without regard to the length of time the security is to be, or has been, held. A change in securities held by a Fund is known as "portfolio turnover" and may involve the payment by the Fund of dealer markup or underwriting commission and other transaction costs on the sale of securities, as well as on the reinvestment of the proceeds in other securities. Each Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the most recently completed fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during that year. For purposes of determining the Fund's portfolio turnover rate, all securities whose maturities at the time of acquisition were one year or less are excluded.

                                  TRUSTEES AND OFFICERS

         Each Fund's Board of Trustees (the "Board") is responsible for the overall management of the Fund, including general supervision and review of the Fund's investment activities. The Board, in turn, elects the officers who are responsible for administering each Fund's day-to-day operations.

         The Trustees and Executive Officers of the Trust, their business addresses and principal occupations during the past five years are:

                          POSITION WITH   BUSINESS AFFILIATIONS
NAME, ADDRESS, AGE          THE TRUST     AND PRINCIPAL OCCUPATIONS

John S. Anderegg, Jr.       Trustee       Chairman, Dynamics Research
60 Concord Street                         Corp. (instruments and controls);
Wilmington, MA  01887                     Director, Burr-Brown Corp.
Age: 75                                   (operational amplifiers);
                                          Director, Metritage Incorporated
                                          (level measuring instruments);
                                          Trustee of Mackenzie Series Trust
                                          (1992-1998).

James W. Broadfoot         President      President,
700 South Federal Hwy.     and            Ivy Management Inc. (1996-
Suite 300                  Trustee        present); Senior Vice
Boca Raton, FL  33432                     President, Ivy Management,
Age: 56                                   Inc. (1992-1996); Director and Senior
[*Deemed to be an                         Vice President, Mackenzie Investment
"interested person"                       Management Inc. (1995-present); Senior
of the Trust, as                          Vice President, Mackenzie Investment
defined under the                         Management Inc. (1990-1995).
1940 Act.]

Paul H. Broyhill            Trustee       Chairman, BMC Fund, Inc.
800 Hickory Blvd.                         (1983-present); Chairman,
Golfview Park-Box 500                     Broyhill Family Foundation,
Lenoir, NC 28645                          Inc. (1983-Present);
Age:  75                                  Chairman and President, Broyhill
                                          Investments, Inc. (1983-present);
                                          Chairman, Broyhill Timber
                                          Resources (1983-present);
                                          Management of a personal portfolio
                                          of fixed-income and equity
                                          investments (1983-present);
                                          Trustee of Mackenzie Series Trust
                                          (1988-1998); Director of The
                                          Mackenzie Funds Inc. (1988-1995).

Stanley Channick            Trustee       President and Chief
11 Bala Avenue                            Executive Officer, The
Bala Cynwyd, PA 19004                     Whitestone Corporation
Age:  75                                  (insurance agency); Chairman,
                                          Scott Management Company
                                          (administrative services for
                                          insurance companies); President,
                                          The Channick Group (consultants
                                          to insurance companies and
                                          national trade associations);
                                          Trustee of Mackenzie Series
                                          Trust (1994-1998); Director of
                                          The Mackenzie Funds Inc.
                                          (1994-1995).

Frank W. DeFriece, Jr.      Trustee       Director, Manager and Vice
The Landmark Centre                       President, Director and
113 Landmark Lane,                        Fund Manager, Massengill-
Suite B                                   DeFriece Foundation
Bristol, TN  37620-2285                   (charitable organization)
Age: 78                                   (1950-present); Trustee and Vice
                                          Chairman, East Tennessee Public
                                          Communications Corp. (WSJK-TV)
                                          (1984-present); Trustee of
                                          Mackenzie Series Trust
                                          (1985-1998); Director of The
                                          Mackenzie Funds Inc. (1987-1995).

Roy J. Glauber              Trustee       Mallinckrodt Professor of
Lyman Laboratory                          Physics, Harvard
of Physics                                University (1974-present);
Harvard University                        Trustee of Mackenzie Series
Cambridge, MA 02138                       Trust (1994-1997).
Age: 73

Joseph G. Rosenthal         Trustee       Chartered Accountant
110 Jardin Drive                          (1958-present); Trustee of
Unit #12                                  Mackenzie Series Trust
Concord, Ontario Canada                   (1985-1998); Director of
L4K 2T7                                   The Mackenzie Funds Inc.
Age: 64                                   (1987-1995).

Richard N. Silverman       Trustee        Director, Newton-Wellesley
18 Bonnybrook Road                        Hospital; Director, Beth
Waban, MA  02168                          Israel Hospital; Director,
Age: 75                                   Boston Ballet; Director, Boston
                                          Children's Museum; Director,
                                          Brimmer and May School.

J. Brendan Swan            Trustee        President, Airspray
4701 North Federal Hwy.                   International, Inc.;
Suite 465                                 Joint Managing Director,
Pompano Beach, FL  33064                  Airspray International
Age: 69                                   B.V. (an environmentally sensitive
                                          packaging company); Director of
                                          Polyglass LTD.; Director, The
                                          Mackenzie Funds Inc. (1992-1995);
                                          Trustee of Mackenzie Series Trust
                                          (1992-1998).

Keith J. Carlson           Trustee        Senior Vice President of Mackenzie
700 South Federal Hwy.     And            Investment Management, Inc. (1996-
Suite 300                  Chairman       -present); Senior Vice President
Boca Raton, FL  33432                     and Director of Mackenzie
Age: 42                                   Investment Management, Inc. (1994-
[*Deemed to be an                         1996); Senior Vice President and
"interested person"                       Treasurer of Mackenzie Investment
of the Trust, as defined                  Management, Inc. (1989-1994);
under the                                 Senior Vice President and Director
1940 Act.]                                of Ivy Management Inc. (1994-present);
                                          Senior Vice President, Treasurer and
                                          Director of Ivy Management Inc.
                                          (1992-1994); Vice President of The
                                          Mackenzie Funds Inc. (1987-1995);
                                          Senior Vice President and Director,
                                          Ivy Mackenzie Services Corp.
                                          (1996-present); President and Director
                                          of Ivy Mackenzie Services Corp.
                                          (1993-1996); Trustee and President of
                                          Mackenzie Series Trust (1996-1998);
                                          Vice President of Mackenzie Series
                                          Trust (1994-1998); Treasurer of
                                          Mackenzie Series Trust (1985-1994);
                                          President, Chief Executive Officer
                                          and Director of Ivy Mackenzie
                                          Distributors, Inc. (1994-present);
                                          Executive Vice President and Director
                                          of Ivy Mackenzie Distributors, Inc.
                                          (1993-1994); Trustee of Mackenzie
                                          Series Trust (1996-1998).

Edward M. Tighe            Trustee        Chief Executive Officer,
5900 N. Andrews Avenue                    CITCO Technology Management, Inc.
Suite 700                                 ("CITCO") (computer software develop-
Ft. Lauderdale, FL 33309                  ment and consulting) (1999-present);
                                          President and Director, Global
                                          Technology Management, Inc. (CITCO's
                                          predecessor) (1992-1998); Managing
                                          Director, Global Mutual Fund Services,
                                          Ltd. (financial services firm);
                                          President, Director and Chief
                                          Executive Officer, Global Mutual Fund
                                          Services, Inc. (1994-present).

C. William Ferris          Secretary/     Senior Vice President,
700 South Federal Hwy.     Treasurer      Chief Financial Officer
Suite 300                                 and Secretary/Treasurer
Boca Raton, FL  33432                     of Mackenzie Investment
Age: 54                                   Management Inc. (1995-present); Senior
                                          Vice President, Finance and
                                          Administration/Compliance Officer of
                                          Mackenzie Investment Management Inc.
                                          (1989-1994); Senior Vice President,
                                          Secretary/ Treasurer and Clerk of Ivy
                                          Management Inc. (1994-present); Vice
                                          President, Finance/Administration and
                                          Compliance Officer of Ivy Management
                                          Inc. (1992-1994); Senior Vice
                                          President, Secretary/Treasurer and
                                          Director of Ivy Mackenzie
                                          Distributors, Inc. (1994-present);
                                          Secretary/Treasurer and Director of
                                          Ivy Mackenzie Distributors, Inc.
                                          (1993-1994); President and Director of
                                          Ivy Mackenzie Services Corp.
                                          (1996-present); Secretary/Treasurer
                                          and Director of Ivy Mackenzie
                                          Services Corp. (1993-1996);
                                          Secretary/Treasurer of The Mackenzie
                                          Funds Inc. (1993-1995); Secretary/
                                          Treasurer of Mackenzie Series Trust
                                          (1994-1998).

                               COMPENSATION TABLE

                                    IVY FUND
                      (FISCAL YEAR ENDED DECEMBER 31, 1998)

                                    PENSION OR
                     AGGREGATE      RETIREMENT         ESTIMATED           TOTAL COMPENSATION
                     COMPENSATION   BENEFITS ACCRUED   ANNUAL ESTIMATED    FROM TRUST AND FUND
NAME,                FROM           AS PART OF FUND    ANNUAL BENEFITS     COMPLEX PAID TO TRUSTEES
POSITION             TRUST          EXPENSES           UPON RETIREMENT


John S.              $18,000              N/A           N/A                     $18,000
 Anderegg, Jr.
(Trustee)

Paul H.              $18,000              N/A           N/A                     $18,000
 Broyhill
(Trustee)

Keith J.             $0                   N/A           N/A                     $0
 Carlson
(Trustee and
 President)

Stanley              $18,000              N/A           N/A                     $18,000
  Channick
(Trustee)

Frank W.             $18,000              N/A           N/A                     $18,000
 DeFriece, Jr.
(Trustee)

Roy J.               $18,000              N/A           N/A                     $18,000
 Glauber
(Trustee)

Joseph G.            $18,000              N/A           N/A                     $18,000
Rosenthal
(Trustee)

Richard N.           $18,000              N/A           N/A                     $18,000
 Silverman
(Trustee)

J. Brendan           $17,000              N/A           N/A                     $17,000
 Swan
 (Trustee)

C. William           $0                   N/A           N/A                     $0
 Ferris
(Secretary/
Treasurer)

         To the knowledge of the Trust, as of March 31, 1999, no shareholder owned beneficially or of record 5% or more of any Fund's outstanding shares of any class, with the following exceptions:

CLASS A

Of the outstanding Class A shares of :

         Ivy Asia Pacific Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 40,174.921 shares (16.51%), and Michael G. Landry, 211 S. Gordon Rd., Ft.
Lauderdale, FL 33301, owned of record 12,443.882 shares (5.11%);

         Ivy Bond Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 1,397,567.620 shares (13.02%);

         Ivy China Region Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 218,003.027 shares (13.26%), and Resources Trust Company, PO Box 3865, Englewood, CO 80155-3865, owned of record 186,351.290 shares (11.33%);

         Ivy Developing Nations Fund, Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 87,092.843 shares (11.31%), Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 54,336.017 shares (7.06%), and Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 41,198.769 shares (5.35%);

         Ivy Global Natural Resources Fund, Carn & Co., Riggs Bank (TTEE) FBO Care-Free Consolidated 401K Plan, PO Box 96211, Washington, DC 20090-6211, owned of record 62,273.356 shares (29.71%), Carn & Co., Riggs Bank (TTEE) FBO Yazaki Employee Savings & Retirement Plan, PO Box 96211, Washington, DC 20090-6211, owned of record 22,533.136 shares (10.75%), and Mackenzie Investment Management Inc., via Mizner Financial Plaza, 700 South Federal Highway, Suite 300, Boca Raton, FL 33432, owned of record 11,957.023 shares (5.70%);

         Ivy Global Science & Technology Fund, Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 99,948.978 shares (16.84%), Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 65,325.391 shares (11.01%), and Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 31,922.542 shares (5.38%);

         Ivy International Fund II, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 818,804.984 shares (34.10%);

         Ivy International Fund, Charles Schwab & Co. Inc., 101 Montgomery Street, San Francisco, CA 94104, owned of record 12,827,455.253 shares (35.28%), and Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 6,083,813.996 shares (16.73%);

         Ivy International Small Companies Fund, Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 19,762.181 shares (20.88%), and Mackenzie Investment Management Inc., via Mizner Financial Plaza, 700 South Federal Highway, Suite 300, Boca Raton, FL 33432, owned of record 10,287.244 shares (10.87%).

         Ivy Money Market Fund, Carn & Co., Riggs Bank (TTEE) FBO Plexus Corp 401K Plan, PO Box 96211, Washington, DC 20090-6211, owned of record 2,710,056.720 shares (13.19%), and Bear Stearns Securities Corp., 1 Metrotech Center North, Brooklyn, NY 11201-3859, owned of record 1,432,318.960 shares (6.97%).

         Ivy Pan-Europe Fund, Mackenzie Investment Management Inc., via Mizner Financial Plaza, 700 South Federal Highway, Suite 300, Boca Raton, FL 33432, owned of record 37,553.145 shares (23.84%), and Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 27,122.193 shares (17.22%);

         Ivy South America Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 45,710.848 shares (17.87%), and Charles Schwab & Co. Inc., 101 Montgomery Street, San Francisco, CA 94104, owned of record 19,471.113 shares (7.61%), and William A. Maczko & Mildred E. Helm Maczko, 2100 S. Ocean Ln., #1412, Ft. Lauderdale, FL 33316, owned of record 14,174.070 shares (5.54%);

         Ivy US Blue Chip Fund, Helen L. Medvin, 4712 Michael Ave., North Olmsted, OH 44070, owned of record 10,253.846 shares (7.12%), Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 8,986.371 shares (6.24%), and Janney Montgomery Scott Inc., Estate of David Craig, 1801 Market Street, Philadelphia, PA 19103-1675, owned of record 8,880.995 shares (6.17%).

         Ivy US Emerging  Growth  Fund,  Donaldson  Lufkin  Jenrette  Securities
Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 86,774.211 shares (5.08%);

CLASS B

Of the outstanding Class B shares of:

         Ivy Asia Pacific Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 141,298.083 shares (35.22%);

         Ivy Bond Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 12,199,384.716 shares (48.92%);

         Ivy China Region Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 107,725.641 shares (11.73%);

         Ivy Developing Nations Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 278,316.028 shares (28.37%);

         Ivy Global Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 68,719.447 shares (11.93%);

         Ivy Global Natural Resources Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 83,599.984 shares (38.05%);

         Ivy Global Science & Technology Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 40,990.672 shares (8.13%);

         Ivy Growth Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 24,939.375 shares (8.96%);

         Ivy Growth with Income Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 263,081.752 shares (15.31%);

         Ivy International Fund II, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 4,986,169.823 shares (60.62%);

         Ivy International Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 5,678,407.729 shares (45.59%).

         Ivy International Small Companies Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 24,340.066 shares (23.40%), PaineWebber, FBO B Carmage Walls Trust #10, FBO Lissa Walls Trust and Cooper Walls TTEE, PO Box 42828, Houston, TX 77242, owned of record 5,880.313 shares (5.65%), and PaineWebber, FBO B Carmage Walls Trust #10, FBO Cooper Walls Trust and Cooper Walls TTEE, PO Box 42828, Houston, TX 77242, owned of record 5,760.640 shares (5.53%);

         Ivy Pan-Europe Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 66,847.392 shares (22.86%);

         Ivy South America Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 46,359.136 shares (29.47%);

         Ivy US Blue Chip Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 74,760.802 shares (18.62%), and Parker Hunter Incorporated, FBO Robert Crisci and Kathy Crisci, PO Box 7629, 3525 Ellwood Road, New Castle, PA 16107-7629, owned of record 24,779.090 shares (6.17%).

         Ivy US Emerging Growth Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 335,426.771 shares (21.10%);

CLASS C

Of the outstanding Class C shares of:

         Ivy Asia Pacific Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 19,237.215 shares (5.33%);

         Ivy Bond Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 725,233.869 shares (74.69%);

         Ivy China Region Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 30,474.251 shares (27.72%), and IBT, (custodian) FBO Roy O. Derminer, 2236 Abbottwoods Ln., Orange City, FL 32763, owned of record 8,275.708 shares (7.52%);

         Ivy Developing Nations Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 48,103,553 shares (11.99%);

         Ivy Global Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 6,585.276 shares (19.35%), Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 3,909.907 shares (11.48%), Robert W. Baird & Co. Inc., 777 East Wisconsin Avenue, Milwaukee, WI 53202-5391, owned of record 3,436.408 shares (10.09%), IBT, (custodian) FBO Mattie A. Allen, 755 Selma Pl., San Diego, CA 92114-1711, owned of record 3,095.552 shares (9.09%), Smith Barney Inc., 388 Greenwich Street, New York, NY 10013, owned of record
2,436.584 shares (7.15%), and PaineWebber, (custodian) FBO Robert D. Cuthbertson, PO Box 3321, Weehawken, NJ 07087-8154, owned of record 1,705.476 shares (5.01%);

         Ivy Global Natural Resources Fund, Raymond James & Assoc. Inc., (custodian) Raymond W. Simmons, 6296 104th Avenue, Pinellas Park, FL 33782, owned of record 981.281 shares (19.43%), Raymond James & Assoc. Inc., (custodian) Diversified Dental P/S, FBO Al Pollock, 10641 1st Street E., Suite 204, Treasure Island, FL 33706, owned of record 910.166 shares (18.02%), Robert
W. Baird & Co. Inc., 777 E. Wisconsin Avenue, Milwaukee, WI 53202-5391, owned of record 613.622 shares (12.15%), Robert W. Baird & Co. Inc., 777 E. Wisconsin Avenue, Milwaukee, WI 53202-5391, owned of record 550.722 shares (10.90%), Nancy
J. Cleare, 9381 US Hwy. 19 N, Pinellas Park, FL 33782, owned of record 541.597 shares (10.72%), Resources Trust Co., (custodian) FBO Jon K. Loessin, PO Box 5900, Denver, CO 80217, owned of record 535.023 shares (10.59%), Ester C. Wickes, 19 Fawn Hill Rd., Tuxedo, NY 10987, owned of record 350.772 shares (6.94%), and IBT, (custodian) FBO Salvatore Disalvo, 311 Bridle Path Lane, Annapolis, MD 21403-1638, owned of record 299.993 shares (5.94%);

         Ivy Global Science & Technology Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 38,011.661 shares (11.30%);

         Ivy Growth Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 7,477.571 shares (47.23%), IBT, (custodian) FBO Joseph L. Wright, 32211 Pierce Street, Garden
City, MI 48135, owned of record 3,938.282 shares (24.87%), PaineWebber, FBO Cynthia N. Young, PO Box 3321, Weehawken, NJ 07087-8154, owned of record 853.551 shares (5.39%), and Martin S. Sawyer & Ruth C. Sawyer, 5910 Wilson Blvd., #413, Arlington, VA 22205, owned of record 844.906 shares (5.33%);

         Ivy Growth with Income Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 11,534.267 shares (29.37%), Anthony L. Bassano & Marie E. Bassano, 8934 Bari Court, Port Richie, FL 34668, owned of record 3,203.100 shares (8.15%), IBT, (custodian) FBO Vytautas Snieckus, 1250 E 276th Street, Euclid, OH 44132, owned of record 2,645.907 shares (6.73%), PaineWebber, (custodian) FBO Patricia Cramer Russell, PO Box 3321, Weehawken, NJ 07087-8154, owned of record 2,191.410 shares (5.58%), IBT, (custodian) FBO Kevin D. Thistle, 1017 Glencrest Court, Saulkville, WI 53080, owned of record 2,130.626 shares (5.42%), and IBT, (custodian) FBO Carol
E. Greivell, 985 N Broadway, #67, Depere, WI 54115, owned of record 2,106.814 shares (5.36%);

         Ivy International Fund II, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 2,908,557.453 shares (74.01%);

         Ivy International Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 2,189,094.234 shares (64.38%);

         Ivy International Small Companies Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 87,014.649 shares (90.31%);

         Ivy Money Market Fund, PaineWebber, FBO Bruce Blank, PO Box 3321, Weehawken, NJ 07087-8154, owned of record 103,905.380 shares (17.65%), IBT (custodian) FBO, Marcelette V. Manning, 1371 Mt. View Lane, Chula Vista, CA 91911, owned of record 65,194.630 shares (11.07%), IBT (custodian) FBO Diana Rooney, 2441 S. 9th St., El Centro, CA 92243, owned of record 62,822.810 shares (10.67%), Robert J. Laws & Katherine A. Laws, PO Box 723, Ramona, CA 92065, owned of record 42,920.450 shares (7.29%), IBT (custodian) FBO Betty J. Carson, 1987 Higgins Lane, El Centro, CA 92243, owned of record 39,398.780 shares (6.69%), Paul M. Benard, 40 Arrowhead Farm Road, Boxford, MA 01921, owned of record 33,488.010 shares (5.68%), Diane C. Benard, 40 Arrowhead Farm Road, Boxford, MA 01921, owned of record 33,488.010 shares (5.68%), and PaineWebber, FBO Kathleen L. Diller, PO Box 3321, Weehawken, NJ 07087-8154, owned of record 30,238.920 shares (5.13%).

         Ivy Pan-Europe Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 26,948.668 shares (44.12%), Resources Trust Company, FBO Terry K. Ramnanan, PO Box 5900, Denver, CO 80217, owned of record 14,652.015 shares (23.99%), and Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 4,663.657 shares (7.63%);

         Ivy South America Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 10,956.813 shares (58.18%), Interstate/Johnson Lane, Interstate Tower, PO Box 1220, Charlotte, NC 28201-1220, owned of record 2,617.801 shares (13.90%), Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 2,318.301 shares (12.31%), Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 1,133.787 shares (6.02%), and Smith Barney Inc., 388 Greenwich Street, New York, NY 10013, owned of record 966.121 shares (5.13%);

         Ivy US Blue Chip Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 8,485.693 shares (10.18%), Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 6,066.012 shares (7.27%), IBT,
(custodian) FBO Roy O. Derminer, 2236 Abbottwoods LN, Orange City, FL 32763, owned of record 4,517.953 shares (5.42%), and Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 4,412.541 shares (5.29%);

         Ivy US Emerging Growth Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 96,481.220 shares (30.56%);

CLASS I

Of the outstanding Class I shares of:

         Ivy International Fund, The John E. Fetzer Institute Inc., 9292 W KL Ave., Kalamazoo, MI 49009, owned of record 727,066.771 shares (19.12%), State Street Bank, (TTEE) FBO Allison Engines, 200 Newport Ave., 7th Floor, North Quincy, MA 02171, owned of record 292,309.556 shares (7.68%), Lynspen and Company, PO Box 830804, Birmingham, AL 35283, owned of record 276,747.272 shares (7.27%), and U A Local 447 Pension Trust Fund, 5841 Newman Ct., Sacramento, CA 95819, owned of record 240,427.057 shares (6.32%).

ADVISOR CLASS

Of the outstanding Advisor Class shares of:

         Ivy Bond Fund, NFSC FEBO, C. William Ferris, Michael Landry/Keith Carlson, 700 South Federal Highway, Boca Raton, FL 33432-6114, owned of record 13,944.569 shares (77.94%), and Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 3,252.157 shares (18.17%);

         Ivy China Region Fund, Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 1,354.000 shares (84.59%), and Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 192.447 shares (12.02%).

         Ivy Developing Nations Fund, NFSC FEBO, C. William Ferris, Michael Landry/Keith Carlson, 700 South Federal Highway, Boca Raton, FL 33432-6114, owned of record 14,362.134 shares (100%);

         Ivy Global Fund, NFSC FEBO, C. William Ferris, Michael Landry/Keith Carlson, 700 South Federal Highway, Boca Raton, FL 33432-6114, owned of record 30,007.844 shares (100%);

         Ivy Global Science & Technology Fund, IBT, (custodian) FBO Deborah P. Mason, 3406 Cypress Landing Dr., Valrico, FL 33594, owned of record 629.966 shares (36.59%), Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 534.539 shares (31.04%),
Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 418.586 shares (24.31%), and Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 138.549 shares (8.04%);

         Ivy Growth Fund, NFSC FEBO, C. William Ferris, Michael Landry/Keith Carlson, 700 South Federal Highway, Boca Raton, FL 33432-6114, owned of record 16,572.658 shares (99.90%);

         Ivy Growth with Income Fund, NFSC FEBO, C. William Ferris, Michael Landry/Keith Carlson, 700 South Federal Highway, Boca Raton, FL 33432-6114, owned of record 25,118.240 shares (100%);

         Ivy International Fund II, Charles Scwab & Co. Inc., 101 Montgomery Street, San Francisco, CA 94104, owned of record 7,913.113 shares (11.19%), Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 6,471.430 shares (9.15%), and Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 4,602.660 shares (6.50%);

         Ivy Pan-Europe Fund, NFSC FEBO, C. William Ferris, Michael Landry/Keith Carlson, 700 South Federal Highway, Boca Raton, FL 33432-6114, owned of record 3,424.319 shares (47.51%), Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 1,191.422 shares (16.53%), Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 947.119 shares (13.14%), Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 653.595 shares (9.06%), and Charles Schwab & Co. Inc., 101 Montgomery Street, San Francisco, CA 94104,owned of record 406.639 shares (5.64%);

         Ivy US Blue Chip Fund, Mackenzie Investment Management Inc., Via Mizner Financial Plaza, 700 South Federal Highway, Suite 300, Boca Raton, FL 33432, owned of record 50,001.000 shares (80.05%), NFSC FEBO, C. William Ferris, Michael Landry/Keith Carlson, 700 South Federal Highway, Boca Raton, FL 33432-6114, owned of record 7,419.362 shares (11.87%), and Charles Scwab & Co. Inc., 101 Montgomery Street, San Francisco, CA 94104, owned of record 3,678.690 shares (5.88%);

         Ivy US Emerging Growth Fund, NFSC FEBO, C. William Ferris, Michael Landry/Keith Carlson, 700 South Federal Highway, Boca Raton, FL 33432-6114, owned of record 20,670.236 shares (84.78%), and Charles Schwab & Co. Inc., 101 Montgomery Street, San Francisco, CA 94104, owned of record 1,927.965 shares (7.90%).

         As of April 16, 1999, the Officers and Trustees of the Trust as a group owned beneficially or of record less than 1% of the outstanding Class A, Class B, Class C, Class I and Advisor Class shares of each of the nineteen Ivy funds that are series of the Trust, except that the Officers and Trustees of the Trust as a group owned 3.93%, 1.94%, 1.19%, and 2.09%, respectively, of Ivy Asia Pacific Fund Class A shares, Ivy Global Natural Resources Fund Class A shares, Ivy Money Market Fund Class A shares, and Ivy South America Fund Class A shares, respectively, as of that date.

      PERSONAL INVESTMENTS BY EMPLOYEES OF IMI. Employees of IMI are permitted to make personal securities transactions, subject to the requirements and restrictions set forth in IMI's Code of Ethics and Business Conduct Policy (the "Code of Ethics"). The Code of Ethics is designed to identify and address certain conflicts of interest between personal investment activities and the interests of investment advisory clients such as each Fund. Among other things, the Code of Ethics, which generally complies with standards recommended by the Investment Company Institute's Advisory Group on Personal Investing, prohibits certain types of transactions absent prior approval, applies to portfolio managers, traders, research analysts and others involved in the investment advisory process, and imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and monthly reporting of securities transactions. Exceptions to these and other provisions of the Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

                     INVESTMENT ADVISORY AND OTHER SERVICES

      BUSINESS MANAGEMENT AND INVESTMENT ADVISORY SERVICES

      IMI provides business management and investment advisory services to each Fund pursuant to a Business Management and Investment Advisory Agreement (the "Agreement"). IMI is a wholly owned subsidiary of Mackenzie Investment Management Inc. ("MIMI"). MIMI, a Delaware corporation, has approximately 10% of its outstanding common stock listed for trading on the Toronto Stock Exchange ("TSE"). MIMI is a subsidiary of Mackenzie Financial Corporation ("MFC"), 150 Bloor Street West, Toronto, Ontario, Canada, a public corporation organized under the laws of Ontario whose shares are listed for trading on the TSE. MFC is registered in Ontario as a mutual fund dealer and advises Ivy Global Natural Resources Fund. IMI currently acts as manager and investment adviser to the following additional investment companies registered under the 1940 Act (other than the Funds): Ivy Asia Pacific Fund, Ivy China Region Fund, Ivy Developing Nations Fund, Ivy European Opportunities Fund, Ivy Global Fund, Ivy Global Science & Technology Fund, Ivy Growth Fund, Ivy Growth with Income Fund, Ivy International Fund II, Ivy International Fund, Ivy International Small Companies Fund, Ivy Money Market Fund, Ivy Pan-Europe Fund, Ivy South America Fund, Ivy US Blue Chip Fund and Ivy US Emerging Growth Fund. IMI also provides business management services to Ivy Global Natural Resources Fund.

      The Agreement obligates IMI to make investments for the account of each Fund in accordance with its best judgment and within the investment objectives and restrictions set forth in the Prospectus, the 1940 Act and the provisions of the Code relating to regulated investment companies, subject to policy decisions adopted by the Board. IMI also determines the securities to be purchased or sold by each Fund and places orders with brokers or dealers who deal in such securities.

      Under the Agreement, IMI also provides certain business management services. IMI is obligated to (1) coordinate with each Fund's Custodian and monitor the services it provides to the Fund; (2) coordinate with and monitor any other third parties furnishing services to each Fund; (3) provide each Fund with necessary office space, telephones and other communications facilities as are adequate for the Fund's needs; (4) provide the services of individuals competent to perform administrative and clerical functions that are not performed by employees or other agents engaged by each Fund or by IMI acting in some other capacity pursuant to a separate agreement or arrangements with the Fund; (5) maintain or supervise the maintenance by third parties of such books and records of the Trust as may be required by applicable Federal or state law;
(6) authorize and permit IMI's directors, officers and employees who may be elected or appointed as trustees or officers of the Trust to serve in such capacities; and (7) take such other action with respect to the Trust, after approval by the Trust as may be required by applicable law, including without limitation the rules and regulations of the SEC and of state securities commissions and other regulatory agencies.

      Ivy Bond Fund pays IMI a monthly fee for providing business management and investment advisory services at an annual rate of 0.75% of the first $100 million of the Fund's average net assets, reduced to 0.50% of the Fund's average net assets in excess of $100 million. During the fiscal years ended December 31, 1996, 1997 and 1998, Ivy Bond Fund paid IMI fees of $781,647, $800,555, and
$1,042,273, respectively. During the same periods, IMI reimbursed Fund expenses in the amount of $0, $0, and $0, respectively.

      Ivy International Strategic Bond Fund pays IMI a monthly fee for providing business management and investment advisory services at an annual rate of 0.75% of the Fund's average net assets.

      Under the Agreement, the Trust pays the following expenses: (1) the fees and expenses of the Trust's Independent Trustees; (2) the salaries and expenses of any of the Trust's officers or employees who are not affiliated with IMI; (3) interest expenses; (4) taxes and governmental fees, including any original issue taxes or transfer taxes applicable to the sale or delivery of shares or certificates therefor; (5) brokerage commissions and other expenses incurred in acquiring or disposing of portfolio securities; (6) the expenses of registering and qualifying shares for sale with the SEC and with various state securities commissions; (7) accounting and legal costs; (8) insurance premiums; (9) fees and expenses of the Trust's Custodian and Transfer Agent and any related services; (10) expenses of obtaining quotations of portfolio securities and of pricing shares; (11) expenses of maintaining the Trust's legal existence and of shareholders' meetings; (12) expenses of preparation and distribution to existing shareholders of periodic reports, proxy materials and prospectuses; and
(13) fees and expenses of membership in industry organizations.

      IMI currently limits Ivy Bond Fund's total operating expenses (excluding Rule 12b-1 fees, interest, taxes, brokerage commissions, litigation, class-specific expenses, indemnification expenses, and extraordinary expenses) to an annual rate of 1.95% of the Fund's average net assets, which may lower the Fund's expenses and increase its yield.

      IMI currently limits Ivy International Strategic Bond Fund's total operating expenses (excluding Rule 12b-1 fees, interest, taxes, brokerage commissions, litigation, class-specific expenses, indemnification expenses, and extraordinary expenses) to an annual rate of 1.25% of the Fund's average net assets, which may lower the Fund's expenses and increase its yield.

      The Agreement will continue in effect with respect to each Fund from year to year, only so long as the continuance is specifically approved at least annually (i) by the vote of a majority of the Independent Trustees and (ii) either (a) by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of each Fund or (b) by the vote of a majority of the entire Board. If the question of continuance of the Agreement (or adoption of any new agreement) is presented to the shareholders, continuance (or adoption) shall be effected with respect to each Fund only if approved by the affirmative vote of a majority of the outstanding voting securities of that Fund. See "Capitalization and Voting Rights."

      The Agreement may be terminated with respect to each Fund at any time, without payment of any penalty, by the vote of a majority of the Board, or by a vote of a majority of the outstanding voting securities of that Fund, on 60 days' written notice to IMI, or by IMI on 60 days' written notice to the Trust. The Agreement shall terminate automatically in the event of its assignment.

DISTRIBUTION SERVICES

      IMDI,  a  wholly  owned  subsidiary  of  MIMI,  serves  as  the  exclusive distributor of Ivy Fund's shares pursuant to an Amended and Restated Distribution Agreement with the Trust dated March 16, 1999, as amended from time to time (the "Distribution Agreement"). IMDI distributes shares of each Fund through broker-dealers who are members of the National Association of Securities Dealers, Inc. and who have executed dealer agreements with IMDI. IMDI distributes shares of each Fund on a continuous basis, but reserves the right to suspend or discontinue distribution on that basis. IMDI is not obligated to sell any specific amount of Fund shares.

      Each Fund has authorized IMDI to accept on its behalf purchase and redemption orders. IMDI is also authorized to designate other intermediaries to accept purchase and redemption orders on each Fund's behalf. Each Fund will be deemed to have received a purchase or redemption order when an authorized intermediary or, if applicable, an intermediary's authorized designee, accepts the order. Client orders will be priced at each Fund's Net Asset Value next computed after an authorized intermediary or the intermediary's authorized designee accepts them.

      Under the Distribution Agreement, each Fund bears, among other expenses, the expenses of registering and qualifying its shares for sale under Federal and state securities laws and preparing and distributing to existing shareholders periodic reports, proxy materials and prospectuses.

      The Distribution Agreement will continue in effect for successive one-year periods, provided that such continuance is specifically approved at least annually by the vote of a majority of the Independent Trustees, cast in person at a meeting called for that purpose and by the vote of either a majority of the entire Board or a majority of the outstanding voting securities of each Fund. The Distribution Agreement may be terminated with respect to each Fund at any time, without payment of any penalty, by IMDI on 60 days' written notice to that Fund or by a Fund by vote of either a majority of the outstanding voting securities of that Fund or a majority of the Independent Trustees on 60 days' written notice to IMDI. The Distribution Agreement shall terminate automatically in the event of its assignment.

      RULE 18F-3 PLAN. On February 23, 1995, the SEC adopted Rule 18f-3 under the 1940 Act, which permits a registered open-end investment company to issue multiple classes of shares in accordance with a written plan approved by the investment company's board of directors/trustees and filed with the SEC. The Board has adopted a Rule 18f-3 plan on behalf of each Fund. The key features of the Rule 18f-3 plan are as follows: (i) shares of each class of each Fund represent an equal pro rata interest in that Fund and generally have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications, terms and conditions, except that each class bears certain class-specific expenses and has separate voting rights on certain matters that relate solely to that class or in which the interests of shareholders of one class differ from the interests of shareholders of another class; (ii) subject to certain limitations described in the Prospectus, shares of a particular class of each Fund may be exchanged for shares of the same class of another Ivy fund; and (iii) each Fund's Class B shares will convert automatically into Class A shares of that Fund after a period of eight years, based on the relative net asset value of such shares at the time of conversion.

CUSTODIAN

      Pursuant to a Custodian Agreement with the Trust, Brown Brothers Harriman & Co. (the "Custodian"), a private bank and member of the principal securities exchanges, located at 40 Water Street, Boston, Massachusetts 02109 (the "Custodian"), maintains custody of the assets of each Fund held in the United States. Rules adopted under the 1940 Act permit the Trust to maintain its foreign securities and cash in the custody of certain eligible foreign banks and securities depositories. Pursuant to those rules, the Custodian has entered into subcustodial agreements for the holding of each Fund's foreign securities. With respect to each Fund, the Custodian may receive, as partial payment for its services to that Fund, a portion of the Trust's brokerage business, subject to its ability to provide best price and execution.

FUND ACCOUNTING SERVICES

      Pursuant to a Fund Accounting Services Agreement, MIMI provides certain accounting and pricing services for each Fund. As compensation for those services, each Fund pays MIMI a monthly fee plus out-of-pocket expenses as incurred. The monthly fee for each Fund is based upon the net assets of the Fund at the preceding month end at the following rates: $1,250 when net assets are $10 million and under; $2,500 when net assets are over $10 million to $40 million; $5,000 when net assets are over $40 million to $75 million; and $6,500 when net assets are over $75 million.

      During the fiscal year ended December 31, 1998, Ivy Bond Fund paid MIMI $102,796 under the agreement.

TRANSFER AGENT AND DIVIDEND PAYING AGENT

      Pursuant to a Transfer Agency and Shareholder Service Agreement, Ivy Mackenzie Services Corp. ("IMSC"), a wholly owned subsidiary of MIMI, is the transfer agent for each Fund. Under the Agreement, Ivy Bond Fund pays a monthly fee at an annual rate of $20.75 per open Class A, Class B, Class C and Advisor Class account. Ivy International Strategic Bond Fund pays a monthly fee at an annual rate of $20.00 for each Class A, Class B, Class C and Advisor Class account. Each Fund pays a monthly fee at an annual rate of $10.25 per open Class I account. In addition, each Fund pays a monthly fee at an annual rate of $4.58 per account that is closed plus certain out-of-pocket expenses. Such fees and expenses for Ivy Bond Fund for the fiscal year ended December 31, 1998 totaled $260,700. Certain broker-dealers that maintain shareholder accounts with each Fund through an omnibus account provide transfer agent and other shareholder-related services that would otherwise be provided by IMSC if the individual accounts that comprise the omnibus account were opened by their beneficial owners directly. IMSC pays such broker-dealers a per account fee for each open account within the omnibus account, or a fixed rate (e.g., 0.10%) fee, based on the average daily net asset value of the omnibus account (or a combination thereof).

ADMINISTRATOR

      Pursuant to an Administrative Services Agreement, MIMI provides certain administrative services to each Fund. As compensation for these services, each Fund pays MIMI a monthly fee at an annual rate of 0.10% of the Fund's average daily net asset value of its Class A, Class B, Class C, and Advisor Class Shares, and an annual rate of 0.01% of its average daily net assets for Class I. Such fees for the fiscal year ended December 31, 1998 for Ivy Bond Fund totaled $158,455.

AUDITORS

      PricewaterhouseCoopers LLP, independent public accountants, has been selected as auditors for the Trust. The audit services performed by PricewaterhouseCoopers LLP include audits of the annual financial statements of each of the funds of the Trust. Other services provided principally relate to filings with the SEC and the preparation of the funds' tax returns.

                              BROKERAGE ALLOCATION

      Subject to the overall supervision of the President and the Board, IMI places orders for the purchase and sale of each Fund's portfolio securities. All portfolio transactions are effected at the best price and execution obtainable. Purchases and sales of debt securities are usually principal transactions and therefore, brokerage commissions are usually not required to be paid by each Fund for such purchases and sales (although the price paid generally includes undisclosed compensation to the dealer). The prices paid to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter, and purchases of after-market securities from dealers normally reflect the spread between the bid and asked prices. In connection with OTC transactions, IMI attempts to deal directly with the principal market makers, except in those circumstances where IMI believes that a better price and execution are available elsewhere.

      IMI selects broker-dealers to execute transactions and evaluates the reasonableness of commissions on the basis of quality, quantity, and the nature of the firms' professional services. Commissions to be charged and the rendering of investment services, including statistical, research, and counseling services by brokerage firms, are factors to be considered in the placing of brokerage business. The types of research services provided by brokers may include general economic and industry data, and information on securities of specific companies. Research services furnished by brokers through whom the Trust effects securities transactions may be used by IMI in servicing all of its accounts. In addition, not all of these services may be used by IMI in connection with the services it provides to each Fund or the Trust. IMI may consider sales of shares of Ivy funds as a factor in the selection of broker-dealers and may select broker-dealers who provide it with research services. IMI will not, however, execute brokerage transactions other than at the best price and execution.

      During the fiscal years ended December 31, 1996, 1997 and 1998, Ivy Bond Fund paid brokerage commissions of $398, $1,361, and $0, respectively.

      Each Fund may, under some circumstances, accept securities in lieu of cash as payment for Fund shares. Each Fund will accept securities only to increase its holdings in a portfolio security or to take a new portfolio position in a security that IMI deems to be a desirable investment for the Fund. While no minimum has been established, it is expected that each Fund will not accept securities having an aggregate value of less than $1 million. The Trust may reject in whole or in part any or all offers to pay for any Fund shares with securities and may discontinue accepting securities as payment for any Fund shares at any time without notice. The Trust will value accepted securities in the manner and at the same time provided for valuing portfolio securities of each Fund, and the Fund shares will be sold for net asset value determined at the same time the accepted securities are valued. The Trust will only accept securities delivered in proper form and will not accept securities subject to legal restrictions on transfer. The acceptance of securities by the Trust must comply with the applicable laws of certain states.

                        CAPITALIZATION AND VOTING RIGHTS

      The capitalization of the Trust consists of an unlimited number of shares of beneficial interest (no par value per share). When issued, shares of each class of each Fund are fully paid, non-assessable, redeemable and fully transferable. No class of shares of any Fund has preemptive rights or subscription rights.

      The Amended and Restated Declaration of Trust permits the Trustees to create separate series or portfolios and to divide any series or portfolio into one or more classes. The Trustees have authorized nineteen series, each of which represents a fund. The Trustees have further authorized the issuance of Class A, Class B, and Class C shares for Ivy International Fund and Ivy Money Market Fund and Class A, Class B, Class C and Advisor Class shares for Ivy Asia Pacific Fund, Ivy Bond Fund, Ivy China Region Fund, Ivy Developing Nations Fund, Ivy European Opportunities Fund Ivy Global Fund, Ivy Global Natural Resources Fund, Ivy Global Science & Technology Fund, Ivy Growth Fund, Ivy Growth with Income Fund, Ivy International Fund II, Ivy International Small Companies Fund, Ivy International Strategic Bond Fund, Ivy Pan-Europe Fund, Ivy South America Fund, Ivy US Blue Chip Fund and Ivy US Emerging Growth Fund, as well as Class I shares for Ivy Bond Fund, Ivy European Opportunities Fund, Ivy Global Science & Technology Fund, Ivy International Fund II, Ivy International Fund, Ivy International Small Companies Fund, Ivy International Strategic Bond Fund and Ivy US Blue Chip Fund.

      Shareholders have the right to vote for the election of Trustees of the Trust and on any and all matters on which they may be entitled to vote by law or by the provisions of the Trust's By-Laws. The Trust is not required to hold a regular annual meeting of shareholders, and it does not intend to do so. Shares of each class of each Fund entitle their holders to one vote per share (with proportionate voting for fractional shares). Shareholders of each Fund are entitled to vote alone on matters that only affect that Fund. All classes of shares of each Fund will vote together, except with respect to the distribution plan applicable to the Fund's Class A, Class B or Class C shares or when a class vote is required by the 1940 Act. On matters relating to all funds of the Trust, but affecting that funds differently, separate votes by the shareholders of each fund are required. Approval of an investment advisory agreement and a change in fundamental policies would be regarded as matters requiring separate voting by the shareholders of each fund of the Trust. If the Trustees determine that a matter does not affect the interests of a Fund, then the shareholders of that Fund will not be entitled to vote on that matter. Matters that affect the Trust in general, such as ratification of the selection of independent public accountants, will be voted upon collectively by the shareholders of all funds of the Trust.

      As used in this SAI and the Prospectus, the phrase "majority vote of the outstanding shares" of a Fund means the vote of the lesser of: (1) 67% of the shares of the Fund (or of the Trust) present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the outstanding shares of the Fund (or of the Trust).

      With respect to the submission to shareholder vote of a matter requiring separate voting by a Fund, the matter shall have been effectively acted upon with respect to the Fund if a majority of the outstanding voting securities of the Fund votes for the approval of the matter, notwithstanding that: (1) the matter has not been approved by a majority of the outstanding voting securities of any other fund of the Trust; or (2) the matter has not been approved by a majority of the outstanding voting securities of the Trust.

      The Amended and Restated Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove a person serving as trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust. Shareholders will be assisted in communicating with other shareholders in connection with the removal of a Trustee as if Section 26(c) of the Act were applicable.

      The Trust's shares do not have cumulative voting rights and accordingly the holders of more than 50% of the outstanding shares could elect the entire Board, in which case the holders of the remaining shares would not be able to elect any Trustees.

      Under Massachusetts law, the Trust's shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Amended and Restated Declaration of Trust disclaims liability of the shareholders, Trustees or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust, and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by the Trust or its Trustees. The Amended and Restated Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder of a Fund held personally liable for the obligations of the Fund. The risk of a shareholder of the Trust incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations and, thus, should be considered remote. No series of the Trust is liable for the obligations of any other series of the Trust.

                         SPECIAL RIGHTS AND PRIVILEGES

      The Trust offers, and (except as noted below) bears the cost of providing, to investors the following rights and privileges. The Trust reserves the right to amend or terminate any one or more of these rights and privileges. Notice of amendments to or terminations of rights and privileges will be provided to shareholders in accordance with applicable law.

      Certain of the rights and privileges described below refer to funds, other than the Funds, whose shares are also distributed by IMDI. These funds are: Ivy Asia Pacific Fund, Ivy China Region Fund, Ivy Developing Nations Fund, Ivy European Opportunities Fund Ivy Global Fund, Ivy Global Natural Resources Fund, Ivy Global Science & Technology Fund, Ivy Growth Fund, Ivy Growth with Income Fund, Ivy International Fund II, Ivy International Fund, Ivy International Small Companies Fund, Ivy Money Market Fund, Ivy Pan-Europe Fund, Ivy South America Fund, Ivy US Blue Chip Fund and Ivy US Emerging Growth Fund (the other sixteen series of the Trust). (Effective April 18, 1997, Ivy International Fund suspended the offer of its shares to new investors). Shareholders should obtain a current prospectus before exercising any right or privilege that may relate to these funds.

AUTOMATIC INVESTMENT METHOD

      The Automatic Investment Method, which enables a Fund shareholder to have specified amounts automatically drawn each month from his or her bank for investment in Fund shares, is available for all classes of shares, except Class
I. The minimum initial and subsequent investment under this method is $250 per month (except in the case of a tax qualified retirement plan for which the minimum initial and subsequent investment is $25 per month). A shareholder may terminate the Automatic Investment Method at any time upon delivery to IMSC of telephone instructions or written notice. See "Automatic Investment Method" in the Prospectus. To begin the plan, complete Sections 6A and 7B of the Account Application.

EXCHANGE OF SHARES

      As described in the Prospectus, shareholders of each Fund have an exchange privilege with other Ivy funds (except Ivy International Fund unless they have an existing Ivy International Fund account). Before effecting an exchange, shareholders of each Fund should obtain and read the currently effective prospectus for the Ivy fund into which the exchange is to be made.

      Advisor Class shareholders may exchange their outstanding Advisor Class shares for Advisor Class shares of another Ivy fund on the basis of the relative net asset value per share. The minimum value of Advisor Class shares which may be exchanged into an Ivy fund in which shares are not already held is $10,000. No exchange out of any Fund (other than by a complete exchange of all Fund shares) may be made if it would reduce the shareholder's interest in the Advisor Class shares of that Fund to less than $10,000.

      Each exchange will be made on the basis of the relative net asset value per share of the Ivy funds involved in the exchange next computed following receipt by IMSC of telephone instructions by IMSC or a properly executed request. Exchanges, whether written or telephonic, must be received by IMSC by the close of regular trading on the Exchange (normally 4:00 p.m., eastern time) to receive the price computed on the day of receipt. Exchange requests received after that time will receive the price next determined following receipt of the request. The exchange privilege may be modified or terminated at any time, upon at least 60 days' notice to the extent required by applicable law. See "Redemptions."

      An exchange of shares between any of the Ivy funds will result in a taxable gain or loss. Generally, this will be a capital gain or loss (long-term or short-term, depending on the holding period of the shares) in the amount of the difference between the net asset value of the shares surrendered and the shareholder's tax basis for those shares. However, in certain circumstances, shareholders will be ineligible to take sales charges into account in computing taxable gain or loss on an exchange. See "Taxation."

      With limited exceptions, gain realized by a tax-deferred retirement plan will not be taxable to the plan and will not be taxed to the participant until distribution. Each investor should consult his or her tax adviser regarding the tax consequences of an exchange transaction.

RETIREMENT PLANS

      Shares may be purchased in connection with several types of tax-deferred retirement plans. Shares of more than one fund distributed by IMDI may be purchased in a single application establishing a single account under the plan, and shares held in such an account may be exchanged among the Ivy funds in accordance with the terms of the applicable plan and the exchange privilege available to all shareholders. Initial and subsequent purchase payments in connection with tax-deferred retirement plans must be at least $25 per participant.

      The following fees will be charged to individual shareholder accounts as described in the retirement prototype plan document:

      Retirement Plan New Account Fee                 no fee
      Retirement Plan Annual Maintenance Fee          $10.00 per fund account

      For shareholders whose retirement accounts are diversified across several Ivy funds, the annual maintenance fee will be limited to not more than $20.

      The following discussion describes the tax treatment of certain tax-deferred retirement plans under current Federal income tax law. State income tax consequences may vary. An individual considering the establishment of a retirement plan should consult with an attorney and/or an accountant with respect to the terms and tax aspects of the plan.

      INDIVIDUAL RETIREMENT ACCOUNTS: Shares of each Fund may be used as a funding medium for an Individual Retirement Account ("IRA"). Eligible individuals may establish an IRA by adopting a model custodial account available from IMSC, who may impose a charge for establishing the account. Individuals should consult their tax advisers before investing IRA assets in an Ivy fund if that fund primarily distributes exempt-interest dividends.

      An individual who has not reached age 70-1/2 and who receives compensation or earned income is eligible to contribute to an IRA, whether or not he or she is an active participant in a retirement plan. An individual who receives a distribution from another IRA, a qualified retirement plan, a qualified annuity plan or a tax-sheltered annuity or custodial account ("403(b) plan") that qualifies for "rollover" treatment is also eligible to establish an IRA by rolling over the distribution either directly or within 60 days after its receipt. Tax advice should be obtained in connection with planning a rollover contribution to an IRA.

      In general, an eligible individual may contribute up to the lesser of $2,000 or 100% of his or her compensation or earned income to an IRA each year. If a husband and wife are both employed, and both are under age 70-1/2, each may set up his or her own IRA within these limits. If both earn at least $2,000 per year, the maximum potential contribution is $4,000 per year for both. For years after 1996, the result is similar even if one spouse has no earned income; if the joint earned income of the spouses is at least $4,000, a contribution of up to $2,000 may be made to each spouse's IRA. Rollover contributions are not subject to these limits.

      An individual may deduct his or her annual contributions to an IRA in computing his or her Federal income tax within the limits described above, provided he or she (or his or her spouse, if they file a joint Federal income tax return) is not an active participant in a qualified retirement plan (such as a qualified corporate, sole proprietorship, or partnership pension, profit sharing, 401(k) or stock bonus plan), qualified annuity plan, 403(b) plan, simplified employee pension, or governmental plan. If he or she (or his or her spouse) is an active participant, whether the individual's contribution to an IRA is fully deductible, partially deductible or not deductible depends on (i) adjusted gross income and (ii) whether it is the individual or the individual's spouse who is an active participant, in the case of married individuals filing jointly. Contributions may be made up to the maximum permissible amount even if they are not deductible. Rollover contributions are not includable in income for Federal income tax purposes and therefore are not deductible from it.

      Generally, earnings on an IRA are not subject to current Federal income tax until distributed. Distributions attributable to tax-deductible contributions and to IRA earnings are taxed as ordinary income. Distributions of non-deductible contributions are not subject to Federal income tax. In general, distributions from an IRA to an individual before he or she reaches age 59-1/2 are subject to a nondeductible penalty tax equal to 10% of the taxable amount of the distribution. The 10% penalty tax does not apply to amounts withdrawn from an IRA after the individual reaches age 59-1/2, becomes disabled or dies, or if withdrawn in the form of substantially equal payments over the life or life expectancy of the individual and his or her designated beneficiary, if any, or rolled over into another IRA, amounts withdrawn and used to pay for deductible medical expenses and amounts withdrawn by certain unemployed individuals not in excess of amounts paid for certain health insurance premiums, amounts used to pay certain qualified higher education expenses, and amounts used within 120 days of the date the distribution is received to pay for certain first-time homebuyer expenses. Distributions must begin to be withdrawn not later than April 1 of the calendar year following the calendar year in which the individual reaches age 70-1/2. Failure to take certain minimum required distributions will result in the imposition of a 50% non-deductible penalty tax.

      ROTH IRAS: Shares of each Fund also may be used as a funding medium for a Roth Individual Retirement Account ("Roth IRA"). A Roth IRA is similar in numerous ways to the regular (traditional) IRA, described above. Some of the primary differences are as follows.

      A single individual earning below $95,000 can contribute up to $2,000 per year to a Roth IRA. The maximum contribution amount diminishes and gradually falls to zero for single filers with adjusted gross incomes ranging from $95,000 to $110,000. Married couples earning less than $150,000 combined, and filing jointly, can contribute a full $4,000 per year ($2,000 per IRA). The maximum contribution amount for married couples filing jointly phases out from $150,000 to $160,000. An individual whose adjusted gross income exceeds the maximum phase-out amount cannot contribute to a Roth IRA.

      An eligible individual can contribute money to a traditional IRA and a Roth IRA as long as the total contribution to all IRAs does not exceed $2,000. Contributions to a Roth IRA are not deductible. Contributions to a Roth IRA may be made even after the individual for whom the account is maintained has attained age 70 1/2.

      No distributions are required to be taken prior to the death of the original account holder. If a Roth IRA has been established for a minimum of five years, distributions can be taken tax-free after reaching age 59 1/2, for a first-time home purchase ($10,000 maximum, one time use), or upon death or disability. All other distributions from a Roth IRA (other than the amount of nondeductible contributions) are taxable and subject to a 10% tax penalty unless an exception applies. Exceptions to the 10% penalty include: reaching age 59 1/2, death, disability, deductible medical expenses, the purchase of health insurance for certain unemployed individual and qualified higher education expenses.

      An individual with an income of less than $100,000 (who is not married filing separately) can roll his or her existing IRA into a Roth IRA. However, the individual must pay taxes on the taxable amount in his or her traditional IRA. After 1998, all taxes on such a rollover will have to be paid in the tax year in which the rollover is made.

      QUALIFIED PLANS: For those self-employed individuals who wish to purchase shares of one or more Ivy funds through a qualified retirement plan, a Custodial Agreement and a Retirement Plan are available from IMSC. The Retirement Plan may be adopted as a profit sharing plan or a money purchase pension plan. A profit sharing plan permits an annual contribution to be made in an amount determined each year by the self-employed individual within certain limits prescribed by law. A money purchase pension plan requires annual contributions at the level specified in the Custodial Agreement. There is no set-up fee for qualified plans and the annual maintenance fee is $20.00 per account.

      In general, if a self-employed individual has any common law employees, employees who have met certain minimum age and service requirements must be covered by the Retirement Plan. A self-employed individual generally must contribute the same percentage of income for common law employees as for himself or herself.

      A self-employed individual may contribute up to the lesser of $30,000 or 25% of compensation or earned income to a money purchase pension plan or to a combination profit sharing and money purchase pension plan arrangement each year on behalf of each participant. To be deductible, total contributions to a profit sharing plan generally may not exceed 15% of the total compensation or earned income of all participants in the plan, and total contributions to a combination money purchase-profit sharing arrangement generally may not exceed 25% of the total compensation or earned income of all participants. The amount of compensation or earned income of any one participant that may be included in computing the deduction is limited (generally to $150,000 for benefits accruing in plan years beginning after 1993, with annual inflation adjustments). A self-employed individual's contributions to a retirement plan on his or her own behalf must be deducted in computing his or her earned income.

      Corporate employers may also adopt the Custodial Agreement and Retirement Plan for the benefit of their eligible employees. Similar contribution and deduction rules apply to corporate employers.

      Distributions from the Retirement Plan generally are made after a participant's separation from service. A 10% penalty tax generally applies to distributions to an individual before he or she reaches age 59-1/2, unless the individual (1) has reached age 55 and separated from service; (2) dies; (3) becomes disabled; (4) uses the withdrawal to pay tax-deductible medical expenses; (5) takes the withdrawal as part of a series of substantially equal payments over his or her life expectancy or the joint life expectancy of himself or herself and a designated beneficiary; or (6) rolls over the distribution.

      The Transfer Agent will arrange for Investors Bank & Trust to furnish custodial services to the employer and any participating employees.

      DEFERRED COMPENSATION FOR PUBLIC SCHOOLS AND CHARITABLE ORGANIZATIONS ("403(B)(7) ACCOUNT"): Section 403(b)(7) of the Internal Revenue Code of 1986, as amended (the "Code") permits public school systems and certain charitable organizations to use mutual fund shares held in a custodial account to fund deferred compensation arrangements with their employees. A custodial account agreement is available for those employers whose employees wish to purchase shares of the Trust in conjunction with such an arrangement. The special application for a 403(b)(7) Account is available from IMSC.

      Distributions from the 403(b)(7) Account may be made only following death, disability, separation from service, attainment of age 59-1/2, or incurring a financial hardship. A 10% penalty tax generally applies to distributions to an individual before he or she reaches age 59-1/2, unless the individual (1) has reached age 55 and separated from service; (2) dies or becomes disabled; (3)
uses the withdrawal to pay tax-deductible medical expenses; (4) takes the withdrawal as part of a series of substantially equal payments over his or her life expectancy or the joint life expectancy of himself or herself and a designated beneficiary; or (5) rolls over the distribution. There is no set-up fee for 403(b)(7) Accounts and the annual maintenance fee is $20.00 per account.

      SIMPLIFIED EMPLOYEE PENSION ("SEP") IRAS: An employer may deduct contributions to a SEP up to the lesser of $30,000 or 15% of compensation. SEP accounts generally are subject to all rules applicable to IRA accounts, except the deduction limits, and are subject to certain employee participation requirements. No new salary reduction SEPs ("SARSEPs") may be established after 1996, but existing SARSEPs may continue to be maintained, and non-salary reduction SEPs may continue to be established as well as maintained after 1996.

      SIMPLE PLANS: An employer may establish a SIMPLE IRA or a SIMPLE 401(k) for years after 1996. An employee can make pre-tax salary reduction contributions to a SIMPLE Plan, up to $6,000 a year (as indexed). Subject to certain limits, the employer will either match a portion of employee contributions, or will make a contribution equal to 2% of each employee's compensation without regard to the amount the employee contributes. An employer cannot maintain a SIMPLE Plan for its employees if the employer maintains or maintained any other qualified retirement plan with respect to which any contributions or benefits have been credited.

            SYSTEMATIC WITHDRAWAL PLAN

      An Advisor Class shareholder may establish a Systematic Withdrawal Plan (a "Withdrawal Plan"), by telephone instructions or by delivery to IMSC of a written election to have his or her shares withdrawn periodically (minimum distribution amount - $250), accompanied by a surrender to IMSC of all share certificates then outstanding in such shareholder's name, properly endorsed by the shareholder. To be eligible to elect a Withdrawal Plan, a shareholder must continually maintain an account balance of at least $10,000 in his or her account. A Withdrawal Plan may not be established if the investor is currently participating in the Automatic Investment Method. A Withdrawal Plan may involve the depletion of a shareholder's principal, depending on the amount withdrawn.

      A redemption under a Withdrawal Plan is a taxable event. Shareholders contemplating participating in a Withdrawal Plan should consult their tax advisers.

      Additional investments made by investors participating in a Withdrawal Plan must equal at least $250 each while the Withdrawal Plan is in effect.

      An investor may terminate his or her participation in the Withdrawal Plan at any time by delivering written notice to IMSC. If all shares held by the investor are liquidated at any time, participation in the Withdrawal Plan will terminate automatically. The Trust or IMSC may terminate the Withdrawal Plan option at any time after reasonable notice to shareholders.

            GROUP SYSTEMATIC INVESTMENT PROGRAM

      Shares of each Fund may be purchased in connection with investment programs established by employee or other groups using systematic payroll deductions or other systematic payment arrangements. The Trust does not itself organize, offer or administer any such programs. However, it may, depending upon the size of the program, waive the minimum initial and additional investment requirements for purchases by individuals in conjunction with programs organized and offered by others. Unless shares of a Fund are purchased in conjunction with IRAs (see "How to Buy Shares" in the Prospectus), such group systematic investment programs are not entitled to special tax benefits under the Code. The Trust reserves the right to refuse purchases at any time or suspend the offering of shares in connection with group systematic investment programs, and to restrict the offering of shareholder privileges, such as check writing, simplified redemptions and other optional privileges, as described in the Prospectus, to shareholders using group systematic investment programs.

      With respect to each shareholder account established on or after September 15, 1972 under a group systematic investment program, the Trust and IMI each currently charge a maintenance fee of $3.00 (or portion thereof) that for each twelve-month period (or portion thereof) that the account is maintained. The Trust may collect such fee (and any fees due to IMI) through a deduction from distributions to the shareholders involved or by causing on the date the fee is assessed a redemption in each such shareholder account sufficient to pay such fee. The Trust reserves the right to change these fees from time to time without advance notice.

                                   REDEMPTIONS

      Shares of each Fund are redeemed at their net asset value next determined after a proper redemption request has been received by IMSC.

      Unless a shareholder requests that the proceeds of any redemption be wired to his or her bank account, payment for shares tendered for redemption is made by check within seven days after tender in proper form, except that the Trust reserves the right to suspend the right of redemption or to postpone the date of payment upon redemption beyond seven days, (i) for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which trading on the Exchange is restricted, (ii) for any period during which an emergency exists as determined by the SEC as a result of which disposal of securities owned by a Fund is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets, or
(iii) for such other periods as the SEC may by order permit for the protection of shareholders of the Funds.



      The Trust may redeem those accounts of Advisor Class shareholders who have maintained an investment of less than $10,000 in any Fund for a period of more than 12 months. All Advisor Class accounts below that minimum will be redeemed simultaneously when MIMI deems it advisable. The $10,000 balance will be determined by actual dollar amounts invested by the shareholder, unaffected by market fluctuations. The Trust will notify any such shareholder by certified mail of its intention to redeem such account, and the shareholder shall have 60 days from the date of such letter to invest such additional sums as shall raise the value of such account above that minimum. Should the shareholder fail to forward such sum within 60 days of the date of the Trust's letter of notification, the Trust will redeem the shares held in such account and transmit the redemption in value thereof to the shareholder. However, those shareholders who are investing pursuant to the Automatic Investment Method will not be redeemed automatically unless they have ceased making payments pursuant to the plan for a period of at least six consecutive months, and these shareholders will be given six-months' notice by the Trust before such redemption. Shareholders in a qualified retirement, pension or profit sharing plan who wish to avoid tax consequences must "rollover" any sum so redeemed into another qualified plan within 60 days. The Trustees of the Trust may change the minimum account size.

      If a shareholder has given authorization for telephonic redemption privilege, shares can be redeemed and proceeds sent by Federal wire to a single previously designated bank account. Delivery of the proceeds of a wire redemption request of $250,000 or more may be delayed by each Fund for up to seven days if deemed appropriate under then-current market conditions. The Trust reserves the right to change this minimum or to terminate the telephonic redemption privilege without prior notice. The Trust cannot be responsible for the efficiency of the Federal wire system of the shareholder's dealer of record or bank. The shareholder is responsible for any charges by the shareholder's bank.

      Each Fund employs reasonable procedures that require personal identification prior to acting on redemption or exchange instructions communicated by telephone to confirm that such instructions are genuine. In the absence of such instructions, each Fund may be liable for any losses due to unauthorized or fraudulent telephone instructions.

                                 NET ASSET VALUE

      The net asset value per share of each Fund is computed by dividing the value of the Fund's aggregate net assets (i.e., its total assets less its liabilities) by the number of the Fund's shares outstanding. For purposes of determining the Fund's aggregate net assets, receivables are valued at their realizable amounts. Each Fund's liabilities, if not identifiable as belonging to a particular class of the Fund, are allocated among that Fund's several classes based on their relative net asset size. Liabilities attributable to a particular class are charged to that class directly. The total liabilities for a class are then deducted from the class's proportionate interest in each Fund's assets, and the resulting amount is divided by the number of shares of the class outstanding to produce its net asset value per share.

      A security listed or traded on a recognized stock exchange or The Nasdaq Stock Market, Inc. ("Nasdaq") is valued at the security's last sale price on the exchange on which the security is principally traded. If no sale is reported at that time, the average between the last bid and asked price (the "Calculated Mean") is used. Unless otherwise noted herein, the value of a foreign security is determined in its national currency as of the normal close of trading on the foreign exchange on which it is traded or as of the close of regular trading on the Exchange, if that is earlier, and that value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, eastern time, on the day the value of the foreign security is determined. All other securities for which OTC market quotations are readily available are valued at the Calculated Mean.

      A debt security normally is valued on the basis of quotes obtained from at least two dealers (or one dealer who has made a market in the security) or pricing services that take into account appropriate valuation factors. Interest is accrued daily. Money market instruments are valued at amortized cost, which the Board believes approximates market value.

      An exchange-traded option is valued at the last sale price on the exchange on which it is principally traded, if available, and otherwise is valued at the last sale price on the other exchange(s). If there were no sales on any exchange, the option shall be valued at the Calculated Mean, if possible, and otherwise at the last offering price, in the case of a written option, and the last bid price, in the case of a purchased option. An OTC option is valued at the last offering price, in the case of a written option, and the last bid price, in the case of a purchased option. Exchange listed and widely-traded OTC futures (and options thereon) are valued at the most recent settlement price.

      Securities and other assets for which market prices are not readily available are priced at their "fair value" as determined by IMI in accordance with procedures approved by the Board. Trading in securities on many foreign securities exchanges is normally completed before the close of regular trading on the Exchange. Trading on foreign exchanges may not take place on all days on which there is regular trading on the Exchange, or may take place on days on which there is no regular trading on the Exchange (e.g., any of the national business holidays identified below). If events materially affecting the value of any Fund's portfolio securities occur between the time when a foreign exchange closes and the time when the Fund's net asset value is calculated (see following paragraph), such securities may be valued at fair value as determined by IMI and approved by the Board.

      Portfolio securities are valued (and net asset value per share is determined) as of the close of regular trading on the Exchange (normally 4:00 p.m., eastern time) on each day the Exchange is open for trading. The Exchange and the Trust's offices are expected to be closed, and net asset value will not be calculated, on the following national business holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. On those days when either or both of the Fund's Custodian or the Exchange close early as a result of a partial holiday or otherwise, the Trust reserves the right to advance the time on that day by which purchase and redemption requests must be received.

      The number of shares you receive when you place a purchase order, and the payment you receive after submitting a redemption request, is based on each Fund's net asset value next determined after your instructions are received in proper form by IMSC or by your registered securities dealer. Each purchase and redemption order is subject to any applicable sales charge. Since each Fund invests in securities that are listed on foreign exchanges that may trade on weekends or other days when the Fund does not price its shares, each Fund's net asset value may change on days when shareholders will not be able to purchase or redeem the Fund's shares. The sale of each Fund's shares will be suspended during any period when the determination of its net asset value is suspended pursuant to rules or orders of the SEC and may be suspended by the Board whenever in its judgment it is in a Fund's best interest to do so.

                                    TAXATION

      The following is a general discussion of certain tax rules thought to be applicable with respect to each Fund. It is merely a summary and is not an exhaustive discussion of all possible situations or of all potentially applicable taxes. Accordingly, shareholders and prospective shareholders should consult a competent tax adviser about the tax consequences to them of investing in any Fund.

      Each Fund intends to be taxed as a regulated investment company under Subchapter M of the Code. Accordingly, each Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund's assets is represented by cash, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies).
      As a regulated investment company, each Fund generally will not be subject to U.S. Federal income tax on its income and gains that it distributes to shareholders, if at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and the excess of any short-term capital gains over long-term capital losses) for the taxable year is distributed. Each Fund intends to distribute all such income.

      Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, each Fund must distribute during each calendar year, (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, each Fund intends to make distributions in accordance with the calendar year distribution requirements. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by a Fund in October, November or December of the year with a record date in such a month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year the distributions are declared, rather than the calendar year in which the distributions are received.

            OPTIONS, FUTURES AND FOREIGN CURRENCY FORWARD CONTRACTS

      The taxation of equity options and OTC options on debt securities is governed by Code section 1234. Pursuant to Code section 1234, the premium received by a Fund for selling a put or call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to that Fund. If a Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option written by a Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security and any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term depending upon the holding period of the security. With respect to a put or call option that is purchased by a Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is long-term or short-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

      Some of the options, futures and foreign currency forward contracts in which a Fund may invest may be "section 1256 contracts." Gains (or losses) on these contracts generally are considered to be 60% long-term and 40% short-term capital gains or losses; however, as described below, foreign currency gains or losses arising from certain section 1256 contracts are ordinary in character. Also, section 1256 contracts held by each Fund at the end of each taxable year (and on certain other dates prescribed in the Code) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized.

      The transactions in options, futures and forward contracts undertaken by the Funds may result in "straddles" for Federal income tax purposes. The straddle rules may affect the character of gains or losses realized by each Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the consequences of such transactions to each Fund are not entirely clear. The straddle rules may increase the amount of short-term capital gain realized by the Funds, which is taxed as ordinary income when distributed to shareholders.

      A Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

      Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not engage in such transactions.

      Notwithstanding any of the foregoing, each Fund may recognize gain (but not loss) from a constructive sale of certain "appreciated financial positions" if the Fund enters into a short sale, offsetting notional principal contract, futures or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment are interests (including options, futures and forward contracts and short sales) in stock, partnership interests, certain actively traded trust instruments and certain debt instruments. Constructive sale treatment of appreciated financial positions does not apply to certain transactions closed in the 90-day period ending with the 30th day after the close of each Fund's taxable year, if certain conditions are met.

CURRENCY FLUCTUATIONS -- "SECTION 988" GAINS OR LOSSES

          Gains or losses attributable to fluctuations in exchange rates which occur between the time each Fund accrues receivables or liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of some investments, including debt securities denominated in a foreign currency and certain options, futures and forward contracts, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "section 988" gains or losses, increase or decrease the amount of a Fund's investment company taxable income available to be distributed to its shareholders as ordinary income.

INVESTMENT IN PASSIVE FOREIGN INVESTMENT COMPANIES

      The Funds may invest in shares of foreign corporations which may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets, or 75% or more of its gross income is investment-type income. If a Fund receives a so-called "excess distribution" with respect to PFIC stock, the Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which a Fund held the PFIC shares. The Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

      Each Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. A Fund may elect to mark to market its PFIC shares, resulting in the shares being treated as sold at fair market value on the last business day of each taxable year. Any resulting gain would be reported as ordinary income; any resulting loss and any loss from an actual disposition of the shares would be reported as ordinary loss to the extent of any net gains reported in prior years. Under another election that currently is available in some circumstances, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given year.

            DEBT SECURITIES ACQUIRED AT A DISCOUNT

      Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by each Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount ("OID") is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures.

      Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund in the secondary market may be treated as having market discount. Generally, gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the "accrued market discount" on such debt security. In addition, the deduction of any interest expenses attributable to debt securities having market discount may be deferred. Market discount generally accrues in equal daily installments. Each Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

      Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by a Fund may be treated as having acquisition discount, or OID in the case of certain types of debt securities. Generally, a Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. Each Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

      Each Fund generally will be required to distribute dividends to shareholders representing discount on debt securities that is currently includable in income, even though cash representing such income may not have been received by the Fund. Cash to pay such dividends may be obtained from sales proceeds of securities held by the Fund.

            DISTRIBUTIONS

      Distributions of investment company taxable income are taxable to a U.S. shareholder as ordinary income, whether paid in cash or shares. Dividends paid by a Fund to a corporate shareholder, to the extent such dividends are attributable to dividends received from U.S. corporations by the Fund, may qualify for the dividends received deduction. However, the revised alternative minimum tax applicable to corporations may reduce the value of the dividends received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, designated by a Fund as capital gain dividends, are taxable to shareholders as long-term capital gains whether paid in cash or in shares, and regardless of how long the shareholder has held the Fund's shares; such distributions are not eligible for the dividends received deduction. Shareholders receiving distributions in the form of newly issued shares will have a cost basis in each share received equal to the net asset value of a share of a Fund on the distribution date. A distribution of an amount in excess of any Fund's current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder's basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder's basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares. Shareholders will be notified annually as to the U.S. Federal tax status of distributions and shareholders receiving distributions in the form of newly issued shares will receive a report as to the net asset value of the shares received.

      If the net asset value of shares is reduced below a shareholder's cost as a result of a distribution by a Fund, such distribution generally will be taxable even though it represents a return of invested capital. Shareholders should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at this time may reflect the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a distribution which generally will be taxable to them.

            DISPOSITION OF SHARES

      Upon a redemption, sale or exchange of his or her shares, a shareholder will realize a taxable gain or loss depending upon his or her basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and, if so, will be long-term or short-term, depending upon the shareholder's holding period for the shares. Any loss realized on a redemption sale or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any distributions of capital gain dividends received or treated as having been received by the shareholder with respect to such shares.

      In some cases, shareholders will not be permitted to take all or portion of their sales loads into account for purposes of determining the amount of gain or loss realized on the disposition of their shares. This prohibition generally applies where (1) the shareholder incurs a sales load in acquiring the shares of a Fund, (2) the shares are disposed of before the 91st day after the date on which they were acquired, and (3) the shareholder subsequently acquires shares in the Fund or another regulated investment company and the otherwise applicable sales charge is reduced under a "reinvestment right" received upon the initial purchase of Fund shares. The term "reinvestment right" means any right to acquire shares of one or more regulated investment companies without the payment of a sales load or with the payment of a reduced sales charge. Sales charges affected by this rule are treated as if they were incurred with respect to the shares acquired under the reinvestment right. This provision may be applied to successive acquisitions of fund shares.

            FOREIGN WITHHOLDING TAXES

      Income received by any Fund from sources within a foreign country may be subject to withholding and other taxes imposed by that country.

      If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, that Fund will be eligible and may elect to "pass-through" to the Fund's shareholders the amount of foreign income and similar taxes paid by the Fund. Pursuant to this election, a shareholder will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign income and similar taxes paid by the Fund, and will be entitled either to deduct his or her pro rata share of foreign income and similar taxes in computing his or her taxable income or to use it as a foreign tax credit against his or her U.S. Federal income taxes, subject to limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Foreign taxes generally may not be deducted by a shareholder that is an individual in computing the alternative minimum tax. Each shareholder will be notified within 60 days after the close of each Fund's taxable year whether the foreign taxes paid by that Fund will "pass-through" for that year and, if so, such notification will designate (1) the shareholder's portion of the foreign taxes paid to each such country and (2) the portion of the dividend which represents income derived from sources within each such country.

      Generally, except in the case of certain electing individual taxpayers who have limited creditable foreign taxes and no foreign source income other than passive investment-type income, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if a Fund makes the election described in the preceding paragraph, the source of the Fund's income flows through to its shareholders. With respect to each Fund, gains from the sale of securities generally will be treated as derived from U.S. sources and section 988 gains will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, including foreign source passive income received from a Fund. In addition, the foreign tax credit may offset only 90% of the revised alternative minimum tax imposed on corporations and individuals. Furthermore, the foreign tax credit is eliminated with respect to foreign taxes withheld on dividends if the dividend-paying shares or the shares of a Fund are held by the Fund or the shareholder, as the case may be, for less than 16 days (46 days in the case of preferred shares) during the 30-day period (90-day period for preferred shares) beginning 15 days (45 days for preferred shares) before the shares become ex-dividend. In addition, if a Fund fails to satisfy these holding period requirements, it cannot elect to pass through to shareholders the ability to claim a deduction for related foreign taxes.

      The foregoing is only a general description of the foreign tax credit under current law. Because application of the credit depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisers.

            BACKUP WITHHOLDING

      Each Fund will be required to report to the Internal Revenue Service ("IRS") all taxable distributions as well as gross proceeds from the redemption of the Fund's shares, except in the case of certain exempt shareholders. All such distributions and proceeds will be subject to withholding of Federal income tax at a rate of 31% ("backup withholding") in the case of non-exempt shareholders if (1) the shareholder fails to furnish the Fund with and to certify the shareholder's correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. If the withholding provisions are applicable, any such distributions or proceeds, whether reinvested in additional shares or taken in cash, will be reduced by the amounts required to be withheld.

      Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. This discussion does not purport to deal with all of the tax consequences applicable to each Fund or its shareholders. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in any Fund.

                                 PERFORMANCE INFORMATION

      Performance information for each Fund may be compared, in reports and promotional literature, to: (i) the S&P 500 Index, the Dow Jones Industrial Average ("DJIA"), or other unmanaged indices so that investors may compare the Funds' results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general; (ii) other groups of mutual funds tracked by Lipper Analytical Services, a widely used independent research firm that ranks mutual funds by overall performance, investment objectives and assets, or tracked by other services, companies, publications or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in each Fund. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions or administrative and management costs and expenses. Performance rankings are based on historical information and are not intended to indicate future performance.

            YIELD

      Quotations of yield for a specific class of shares of each Fund will be based on all investment income attributable to that class earned during a particular 30-day (or one month) period (including dividends and interest), less expenses attributable to that class accrued during the period ("net investment income"), and will be computed by dividing the net investment income per share of that class earned during the period by the net asset value per share on the last day of the period, according to the following formula:

      YIELD       =     2[({(a-b)/cd} + 1){superscript 6}-1]

      Where: a    =     dividends and interest earned during the
                        period attributable to a specific class of shares,

             b    =     expenses accrued for the period attributable to
                        that class (net of reimbursements),

             c    =     the average daily number of shares of that class
                        outstanding during the period that were entitled to receive dividends, and

             d    =     the net asset value per share on the last day
                        of the period.

      The yield for Advisor Class shares of Ivy Bond Fund for the 30-day period ended December 31, 1998 was (0.72)%.

      AVERAGE ANNUAL TOTAL RETURN. Quotations of standardized average annual total return ("Standardized Return") for a specific class of shares of each Fund will be expressed in terms of the average annual compounded rate of return that would cause a hypothetical investment in that class of each Fund made on the first day of a designated period to equal the ending redeemable value ("ERV") of such hypothetical investment on the last day of the designated period, according to the following formula:

      P(1 + T){superscript n} = ERV

      Where:      P     =     a hypothetical initial payment of $1,000
                              to purchase shares of a specific class

                  T     =     the average annual total return of shares of
                              that class

                  n     =     the number of years

                  ERV   =     the ending redeemable value of a hypothetical
                              $1,000 payment made at the beginning of the period.

      For purposes of the above computation for each Fund, it is assumed that all dividends and capital gains distributions made by that Fund are reinvested at net asset value in additional Advisor Class shares during the designated period. Standardized Return quotations for each Fund do not take into account any required payments for federal or state income taxes. Standardized Return quotations are determined to the nearest 1/100 of 1%.

      Each Fund may, from time to time, include in advertisements, promotional literature or reports to shareholders or prospective investors total return data that are not calculated according to the formula set forth above ("Non-Standardized Return").

      In determining the average annual total return for a specific class of shares of the Fund, recurring fees, if any, that are charged to all shareholder accounts are taken into consideration. For any account fees that vary with the size of the account of the Fund, the account fee used for purposes of the following computations is assumed to be the fee that would be charged to the mean account size of the Fund.

      The Standardized Return for Ivy Bond Fund Advisor Class shares for the period from the date Advisor Class shares were first offered (January 1, 1998) through December 31, 1998 was (0.30)%.

      CUMULATIVE TOTAL RETURN. Cumulative total return is the cumulative rate of return on a hypothetical initial investment of $1,000 in a specific class of shares of a Fund for a specified period. Cumulative total return quotations reflect changes in the price of a Fund's shares and assume that all dividends and capital gains distributions during the period were reinvested in the Fund's shares. Cumulative total return is calculated by computing the cumulative rates of return of a hypothetical investment in a specific class of shares of a Fund over such periods, according to the following formula (cumulative total return is then expressed as a percentage):

      C = (ERV/P) - 1

      Where:      C     =     cumulative total return

                  P     =     a hypothetical initial investment of $1,000 to
                              purchase shares of a specific class

                  ERV = ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.

      The Cumulative Total Return for Ivy Bond Fund Advisor Class Shares for the period from the date Advisor Class shares were first offered (January 1, 1998) through December 31, 1998 was (0.30)%.

      OTHER  QUOTATIONS,  COMPARISONS  AND GENERAL  INFORMATION.  The  foregoing computation methods are prescribed for advertising and other communications subject to SEC Rule 482. Communications not subject to this rule may contain a number of different measures of performance, computation methods and assumptions, including but not limited to: historical total returns; results of actual or hypothetical investments; changes in dividends, distributions or share values; or any graphic illustration of such data. These data may cover any period of the Trust's existence and may or may not include the impact of sales charges, taxes or other factors.

      Performance quotations for each Fund will vary from time to time depending on market conditions, the composition of the Fund's portfolio and operating expenses of each Fund. These factors and possible differences in the methods used in calculating performance quotations should be considered when comparing performance information regarding a Fund's shares with information published for other investment companies and other investment vehicles. Performance quotations should also be considered relative to changes in the value of each Fund's shares and the risks associated with each Fund's investment objectives and policies. At any time in the future, performance quotations may be higher or lower than past performance quotations and there can be no assurance that any historical performance quotation will continue in the future.

      Each Fund may also cite endorsements or use for comparison its performance rankings and listings reported in such newspapers or business or consumer publications as, among others: AAII Journal, Barron's, Boston Business Journal, Boston Globe, Boston Herald, Business Week, Consumer's Digest, Consumer Guide Publications, Changing Times, Financial Planning, Financial World, Forbes, Fortune, Growth Fund Guide, Houston Post, Institutional Investor, International Fund Monitor, Investor's Daily, Los Angeles Times, Medical Economics, Miami Herald, Money Mutual Fund Forecaster, Mutual Fund Letter, Mutual Fund Source Book, Mutual Fund Values, National Underwriter, Nelson's Directory of Investment Managers, New York Times, Newsweek, No Load Fund Investor, No Load Fund* X, Oakland Tribune, Pension World, Pensions and Investment Age, Personal Investor, Rugg and Steele, Time, U.S. News and World Report, USA Today, The Wall Street Journal, and Washington Post.

                                   FINANCIAL STATEMENTS

      Ivy  Bond  Fund's  Portfolio  of  Investments  as of  December  31,  1998,
Statement of Assets and Liabilities as of December 31, 1998, Statement of Operations for the fiscal year ended December 31, 1998, Statement of Changes in Net Assets for the fiscal year ended December 31, 1998, Financial Highlights, Notes to Financial Statements, and Report of Independent Accountants, which are included in Ivy Bond Fund's December 31, 1998 Annual Report to shareholders, are incorporated by reference into this SAI. Ivy International Strategic Bond Fund's Statement of Assets and Liabilities as of April 28, 1999 and the notes thereto are attached hereto as Appendix B.

                                  APPENDIX A

          DESCRIPTION OF STANDARD & POOR'S RATINGS GROUP ("S&P") AND
            MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") CORPORATE
                      BOND AND COMMERCIAL PAPER RATINGS

[From "Moody's Bond Record," November 1994 Issue (Moody's Investors Service, New York, 1994), and "Standard & Poor's Municipal Ratings Handbook," October 1997 Issue (McGraw Hill, New York, 1997).]

MOODY'S:

      (a) CORPORATE BONDS. Bonds rated Aaa by Moody's are judged by Moody's to be of the best quality, carrying the smallest degree of investment risk. Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa are judged by Moody's to be of high quality by all standards. Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large as those of Aaa bonds, or fluctuations of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than those applicable to Aaa securities. Bonds which are rated A by Moody's possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. Bonds rated Baa by Moody's are considered medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments of or maintenance of other terms of the contract over any long period of time may be small. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

      (b) COMMERCIAL PAPER. The Prime rating is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Issuers within this Prime category may be given ratings 1, 2 or 3, depending on the relative strengths of these factors. The designation of Prime-1 indicates the highest quality repayment capacity of the rated issue. Issuers rated Prime-2 are deemed to have a strong ability for repayment while issuers voted Prime-3 are deemed to have an acceptable ability for repayment. Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P:

      (a) CORPORATE BONDS. An S&P corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. The ratings described below may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

      Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong. Debt rated AA is judged by S&P to have a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree. Debt rated A by S&P has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

      Debt rated BBB by S&P is regarded by S&P as having an adequate capacity to pay interest and repay principal. Although such bonds normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than debt in higher rated categories.

      Debt rated BB, B, CCC, CC and C is regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or exposures to adverse conditions. Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating. Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating. Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating. The rating CC typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating. The rating C typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

      The rating CI is reserved for income bonds on which no interest is being paid. Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

      (b) COMMERCIAL PAPER. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

      The commercial paper rating A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation. For commercial paper with an A-2 rating, the capacity for timely payment on issues is satisfactory, but not as high as for issues designated A-1. Issues rated A-3 have adequate capacity for timely payment, but are more vulnerable to the adverse effects of changes in circumstances than obligations carrying higher designations.

      Issues rated B are regarded as having only speculative capacity for timely payment. The C rating is assigned to short-term debt obligations with a doubtful capacity for payment. Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.

                                  APPENDIX B
                     STATEMENT OF ASSETS AND LIABILITIES
                             AS OF APRIL 28, 1999
            AND REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


IVY INTERNATIONAL STRATEGIC BOND FUND
STATEMENT OF ASSETS AND LIABILITIES
APRIL 28, 1999


ASSETS
   Cash...............................................   $ 1,000,040
   Prepaid offering cost..............................        33,000
   Prepaid blue sky fees..............................        24,000
      Total Assets....................................     1,057,040
                                                         ------------
LIABILITIES
   Due to affiliate...................................        57,000
                                                         ------------

NET ASSETS............................................   $ 1,000,040
                                                         =======
CLASS A:
   Net asset value and redemption price per share
      ($10.00 / 1 share outstanding)..................   $10.00
                                                         =======
   Maximum offering price per share
      ($10.00 x 100 / 95.25)*.........................   $10.50
                                                         =======
CLASS B:
   Net asset value, offering price and redemption price** per share
      ($10.00 / 1 share outstanding)..................   $10.00
                                                         =======
CLASS C:
   Net asset value, offering price and redemption price*** per share
      ($10.00 / 1 share outstanding)..................   $10.00
                                                         =======
CLASS I:
   Net asset value, offering price and redemption price per share
      ($10.00 / 1 share outstanding)..................   $10.00
                                                         =======
ADVISOR CLASS:
   Net asset value, offering price and redemption price per share
      ($1,000,000.00 / 100,000 shares outstanding)....   $10.00
                                                         =======
NET ASSETS CONSISTS OF:
   Capital paid-in                                       $1,000,040
                                                         =======

*  On sales of more than $100,000 the offering price is reduced.
** Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge, up to a maximum of 5%.
***Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge, up to a maximum of 1%.

   The accompanying notes are an integral part of the financial statement.


IVY INTERNATIONAL STRATEGIC BOND FUND
NOTES TO STATEMENT OF ASSETS AND LIABILITIES
APRIL 28, 1999


1. ORGANIZATION: Ivy International Strategic Bond Fund is a non-diversified series of shares of Ivy Fund. The shares of beneficial interest are assigned no par value and an unlimited number of shares of Class A, Class B, Class C, Class I and Advisor Class are authorized. Ivy Fund was organized as a Massachusetts business trust under a Declaration of Trust dated December 21, 1983 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Fund will commence operations on April 30, 1999. As of the date of this report, operations have been limited to organizational matters and the issuance of initial shares to Mackenzie Investment Management Inc. (MIMI).

2. ORGANIZATIONAL COSTS: The Fund incurred organizational expenses of $10,700, comprised of $2,500 for auditing and $8,200 for legal. The full amount of organizational expenses were assumed by MIMI and the Fund is not required to reimburse MIMI.

3. OFFERING COST AND PREPAID BLUE SKY FEES: Offering cost, consisting of legal fees, and blue sky fees will be amortized over a one year period beginning April 30, 1999, the date the Fund is expected to commence operations. Offering cost and blue sky fees have been paid by MIMI and will be reimbursed by the Fund.

4. TRANSACTIONS WITH AFFILIATES: Ivy Management, Inc. (IMI), a wholly owned subsidiary of MIMI, is the Manager and Investment Manager of the Fund. For the current fiscal year, IMI contractually limits the Fund's total operating expenses (excluding taxes, 12b-1 fees, brokerage commissions, interest, litigation and indemnification expenses, and any other extraordinary expenses) to an annual rate of 1.25% of its average net assets. For each of the following nine years, IMI will ensure that these expenses do not exceed 2.50% of the Fund's average net assets.

MIMI provides certain administrative, accounting and pricing services for the Fund.

Ivy Mackenzie Distributors, Inc. (IMDI), a wholly owned subsidiary of MIMI, is the underwriter and distributor of the Fund's shares, and as such, purchases shares from the Fund at net asset value to settle orders from investment dealers.

Ivy Mackenzie Services Corp. (IMSC), a wholly owned subsidiary of MIMI, is the transfer and shareholder servicing agent for the Fund.

Officers of Ivy Fund are officers and/or employees of MIMI, IMI, IMDI and IMSC. Such individuals are not compensated by the Fund for services in their capacity as officers of Ivy Fund. Trustees of Ivy Fund who are not affiliated with MIMI or IMI receive compensation from the Fund. No such amounts have been incurred as of April 28, 1999.

                         IVY EUROPEAN OPPORTUNITIES FUND
                                 IVY GLOBAL FUND
                        IVY GLOBAL NATURAL RESOURCES FUND
                      IVY GLOBAL SCIENCE & TECHNOLOGY FUND
                            IVY INTERNATIONAL FUND II
                     IVY INTERNATIONAL SMALL COMPANIES FUND
                               IVY PAN-EUROPE FUND

                                    series of

                                    IVY FUND
                      Via Mizner Financial Plaza, Suite 300
                            700 South Federal Highway
                            Boca Raton, Florida 33432

                       STATEMENT OF ADDITIONAL INFORMATION

                                   May 3, 1999
                       (as supplemented October 18, 1999)



      Ivy Fund (the "Trust") is an open-end management investment company that currently consists of nineteen fully managed portfolios, each of which (except for Ivy South America Fund and Ivy International Strategic Bond Fund) is diversified. This Statement of Additional Information ("SAI") relates to the Class A, B and C shares of Ivy Global Fund, Ivy Global Natural Resources Fund, and Ivy Pan-Europe Fund, and to the Class A, B, C and I shares of Ivy European Opportunities Fund, Ivy Global Science & Technology Fund, Ivy International Fund II, and Ivy International Small Companies Fund (each a "Fund"). The other twelve portfolios of the Trust are described in separate prospectuses and SAIs.

      This SAI is not a prospectus and should be read in conjunction with the prospectus for the Fund dated May 3, 1999 (the "Prospectus"), which may be obtained upon request and without charge from the Trust at the Distributor's address and telephone number printed below. The Funds also offer Advisor Class shares, which are described in a separate prospectus and SAI that may also be obtained without charge from the Distributor.

                               INVESTMENT MANAGER

                          Ivy Management, Inc. ("IMI")
                      Via Mizner Financial Plaza, Suite 300
                            700 South Federal Highway
                            Boca Raton, Florida 33432
                            Telephone: (800) 777-6472

                                   DISTRIBUTOR

                  Ivy Mackenzie Distributors, Inc. ("IMDI")
                      Via Mizner Financial Plaza, Suite 300
                            700 South Federal Highway
                            Boca Raton, Florida 33432
                            Telephone: (800) 456-5111

                               INVESTMENT ADVISER
                     (for Ivy Global Natural Resources Fund)

                     Mackenzie Financial Corporation ("MFC")
                              150 Bloor Street West
                                    Suite 400
                                Toronto, Ontario
                                  CANADA M5S3B5
                            Telephone: (416) 922-5322

                                TABLE OF CONTENTS


GENERAL INFORMATION..........................................................3

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS..................................4
      IVY EUROPEAN OPPORTUNITIES FUND........................................4
      INVESTMENT RESTRICTIONS FOR IVY EUROPEAN OPPORTUNITIES FUND............5
      IVY GLOBAL FUND........................................................8
      INVESTMENT RESTRICTIONS FOR IVY GLOBAL FUND............................9
      IVY GLOBAL NATURAL RESOURCES FUND.....................................11
      INVESTMENT RESTRICTIONS FOR IVY GLOBAL NATURAL RESOURCES FUND.........12
      IVY GLOBAL SCIENCE & TECHNOLOGY FUND..................................14
      INVESTMENT RESTRICTIONS FOR IVY GLOBAL SCIENCE & TECHNOLOGY FUND......15
      IVY INTERNATIONAL FUND II.............................................17
      INVESTMENT RESTRICTIONS FOR...........................................18
      IVY INTERNATIONAL SMALL COMPANIES FUND................................20
      INVESTMENT RESTRICTIONS FOR IVY INTERNATIONAL
      SMALL COMPANIES FUND..................................................22
      IVY PAN-EUROPE FUND...................................................24
      INVESTMENT RESTRICTIONS FOR IVY PAN-EUROPE FUND.......................25
      COMMON STOCKS.........................................................27
      CONVERTIBLE SECURITIES................................................27
      SMALL COMPANIES.......................................................28
      NATURAL RESOURCES AND PHYSICAL COMMODITIES............................29
      DEBT SECURITIES.......................................................30
            IN GENERAL......................................................30
            INVESTMENT-GRADE DEBT SECURITIES................................30
            LOW-RATED DEBT SECURITIES.......................................30
            U.S. GOVERNMENT SECURITIES......................................32
            ZERO COUPON BONDS...............................................32
            FIRM COMMITMENT AGREEMENTS AND "WHEN-ISSUED" SECURITIES.........33
      ILLIQUID SECURITIES...................................................33
      FOREIGN SECURITIES....................................................34
      DEPOSITORY RECEIPTS...................................................35
      EMERGING MARKETS......................................................35
            FOREIGN SOVEREIGN DEBT OBLIGATIONS..............................37
            BRADY BONDS.....................................................37
      FOREIGN CURRENCIES....................................................38
      FOREIGN CURRENCY EXCHANGE TRANSACTIONS................................38
      OTHER INVESTMENT COMPANIES............................................39
      REPURCHASE AGREEMENTS.................................................40
      BANKING INDUSTRY AND SAVINGS AND LOAN OBLIGATIONS.....................40
      COMMERCIAL PAPER......................................................40
      BORROWING.............................................................41
      WARRANTS..............................................................41
      REAL ESTATE INVESTMENT TRUSTS (REITS).................................41
      OPTIONS TRANSACTIONS..................................................41
            IN GENERAL......................................................41
            WRITING OPTIONS ON INDIVIDUAL SECURITIES........................42
            PURCHASING OPTIONS ON INDIVIDUAL SECURITIES.....................43
            RISKS OF OPTIONS TRANSACTIONS...................................43
      FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS....................45
            IN GENERAL......................................................45
            FOREIGN CURRENCY FUTURES CONTRACTS AND RELATED OPTIONS..........46
            RISKS ASSOCIATED WITH FUTURES AND RELATED OPTIONS...............47
      SECURITIES INDEX FUTURES CONTRACTS....................................48
            RISKS OF SECURITIES INDEX FUTURES...............................49
            COMBINED TRANSACTIONS...........................................50

PORTFOLIO TURNOVER..........................................................50

TRUSTEES AND OFFICERS.......................................................50
      PERSONAL INVESTMENTS BY EMPLOYEES OF IMI..............................64

INVESTMENT ADVISORY AND OTHER SERVICES......................................65
      BUSINESS MANAGEMENT AND INVESTMENT ADVISORY SERVICES..................65
      DISTRIBUTION SERVICES.................................................67
            RULE 18F-3 PLAN.................................................69
            RULE 12B-1 DISTRIBUTION PLANS...................................69
      CUSTODIAN.............................................................75
      FUND ACCOUNTING SERVICES..............................................75
      TRANSFER AGENT AND DIVIDEND PAYING AGENT..............................76
      ADMINISTRATOR.........................................................76
      AUDITORS..............................................................77

BROKERAGE ALLOCATION........................................................77

CAPITALIZATION AND VOTING RIGHTS............................................78

SPECIAL RIGHTS AND PRIVILEGES...............................................80
      AUTOMATIC INVESTMENT METHOD...........................................80
      EXCHANGE OF SHARES....................................................80
            INITIAL SALES CHARGE SHARES.....................................81
      CONTINGENT DEFERRED SALES CHARGE SHARES...............................81
            CLASS A.........................................................81
            CLASS B.........................................................81
            CLASS C.........................................................82
            CLASS I.........................................................82
            ALL CLASSES.....................................................82
      LETTER OF INTENT......................................................83
      RETIREMENT PLANS......................................................84
            INDIVIDUAL RETIREMENT ACCOUNTS..................................84
            ROTH IRAS.......................................................85
            QUALIFIED PLANS.................................................86
            DEFERRED COMPENSATION FOR PUBLIC SCHOOLS AND CHARITABLE
            ORGANIZATIONS ("403(B)(7) ACCOUNT").............................87
            SIMPLIFIED EMPLOYEE PENSION ("SEP") IRAS........................87
            SIMPLE PLANS....................................................87
      REINVESTMENT PRIVILEGE................................................88
      RIGHTS OF ACCUMULATION................................................88
      SYSTEMATIC WITHDRAWAL PLAN............................................88
      GROUP SYSTEMATIC INVESTMENT PROGRAM...................................89

REDEMPTIONS.................................................................90

CONVERSION OF CLASS B SHARES................................................91

NET ASSET VALUE.............................................................92

TAXATION....................................................................93
      OPTIONS, FUTURES AND FOREIGN CURRENCY FORWARD CONTRACTS...............94
      CURRENCY FLUCTUATIONS -- "SECTION 988" GAINS OR LOSSES................95
      INVESTMENT IN PASSIVE FOREIGN INVESTMENT COMPANIES....................96
      DEBT SECURITIES ACQUIRED AT A DISCOUNT................................96
      DISTRIBUTIONS.........................................................97
      DISPOSITION OF SHARES.................................................97
      FOREIGN WITHHOLDING TAXES.............................................98
      BACKUP WITHHOLDING....................................................99

PERFORMANCE INFORMATION.....................................................99
      AVERAGE ANNUAL TOTAL RETURN..........................................100
      CUMULATIVE TOTAL RETURN..............................................113
      IVY GLOBAL FUND......................................................114
      IVY GLOBAL NATURAL RESOURCES FUND....................................114
      IVY GLOBAL SCIENCE & TECHNOLOGY FUND.................................115
      IVY INTERNATIONAL FUND II............................................116
      IVY INTERNATIONAL SMALL COMPANIES FUND...............................116
      IVY PAN-EUROPE FUND..................................................117
      OTHER QUOTATIONS, COMPARISONS AND GENERAL INFORMATION................117

FINANCIAL STATEMENTS.......................................................118

APPENDIX A.................................................................119

                               GENERAL INFORMATION

      Each Fund is organized as a separate, diversified portfolio of the Trust, an open-end management investment company organized as a Massachusetts business trust on December 21, 1983. Ivy Global Fund commenced operations (Class A shares) on April 19, 1991. The inception dates for Ivy Global Fund's Class B and Class C shares were April 1, 1994 and April 30, 1996, respectively. Ivy Global Science & Technology Fund commenced operations on July 22, 1996. Ivy Global Natural Resources Fund and Ivy International Small Companies Fund commenced operations on January 1, 1997. Ivy International Fund II and Ivy Pan-Europe Fund commenced operations on May 13, 1997. Class C shares of Pan-Europe Fund were first issued on January 29, 1998. Ivy European Opportunities Fund will commence operations as of the date of this SAI.

      Descriptions in this SAI of a particular investment practice or technique in which any Fund may engage or a financial instrument which any Fund may purchase are meant to describe the spectrum of investments that IMI, in its discretion, might, but is not required to, use in managing each Fund's portfolio assets. IMI may, in its discretion, at any time employ such practice, technique or instrument for one or more funds but not for all funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in some or all markets, in which case a Fund would not use them. Certain practices, techniques, or instruments may not be principal activities of a Fund but, to the extent employed, could from time to time have a material impact on that Fund's performance.

                 INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

      Each Fund has its own investment objectives and policies, which are described in the Prospectus under the captions "Summary" and "Additional Information About Strategies and Risks." Descriptions of each Fund's policies, strategies and investment restrictions, as well as additional information regarding the characteristics and risks associated with each Fund's investment techniques, are set forth below.

          Whenever an investment objective, policy or restriction set forth in the Prospectus or this SAI states a maximum percentage of assets that may be invested in any security or other asset or describes a policy regarding quality standards, such percentage limitation or standard shall, unless otherwise indicated, apply to a Fund only at the time a transaction is entered into. Accordingly, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in the percentage which results from circumstances not involving any affirmative action by a Fund, such as a change in market conditions or a change in a Fund's asset level or other circumstances beyond a Fund's control, will not be considered a violation.

IVY EUROPEAN OPPORTUNITIES FUND

          The Fund's investment objective is long-term capital growth by investing in the securities markets of Europe. The Fund's subadviser, Henderson Investment Management Limited ("Henderson Investors"), will invest the Fund's assets in the securities of European companies, including those companies operating in the emerging markets of Europe and small capitalization companies operating in the developed markets of Europe. The Fund may also invest in larger capitalization European companies and European companies which have been subject to special circumstances, e.g., privatized companies or companies which provide exceptional value. Although the majority of the Fund's assets will be invested in equity securities, the Fund may also invest in cash, short-term or long-term fixed income securities issued by corporations and governments of Europe if considered appropriate in relation to the then current economic or market conditions in any country.

          The Fund seeks to achieve its investment objective by investing primarily in the equity securities of companies domiciled or otherwise doing business (as described below) in European countries. Under normal circumstances, the Fund will invest at least 65% of its total assets in the equity securities of "European companies," which include any issuer (a) that is organized under the laws of a European country; (b) that derives 50% or more of its total revenues from goods produced or sold, investments made or services performed in Europe; or (c) for which the principal trading market is in Europe. The equity securities in which the Fund may invest include common stock, preferred stock and common stock equivalents such as warrants and convertible debt securities. These may include securities issued pursuant to initial public offerings ("IPOs"). The Fund may engage in short-term trading. The Fund may also invest in sponsored or unsponsored American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs"), Global Depository Receipts ("GDRs"), American
Depository  Shares  ("ADSs"),  European  Depository  Shares  ("EDSs") and Global
Depository Shares ("GDSs"). The Fund does not expect to concentrate its investments in any particular industry.

          The Fund may invest up to 35% of its net assets in debt securities, but will not invest more than 20% of its net assets in debt securities rated Ba or below by Moody's Investors Service, Inc. ("Moody's") or BB or below by Standard & Poor's Ratings Services ("S&P") or, if unrated, considered by Henderson Investors to be of comparable quality (commonly referred to as "high yield" or "junk" bonds). The Fund will not invest in debt securities rated less than C by either Moody's or S&P. The Fund may purchase Brady Bonds and other sovereign debt of countries that have restructured or are in the process of restructuring their sovereign debt. The Fund may also purchase securities on a "when-issued" or firm commitment basis, engage in foreign currency exchange transactions and enter into forward foreign currency contracts. In addition, the Fund may invest up to 5% of its net assets in zero coupon bonds.

          For temporary defensive purposes or when Henderson Investors believes that circumstances warrant, the Fund may invest without limit in U.S. Government securities, investment grade debt securities (i.e., those rated Baa or higher by Moody's or BBB or higher by S&P or, if unrated, considered by Henderson Investors to be of comparable quality), warrants, and cash or cash equivalents such as domestic or foreign bank obligations (including certificates of deposit, time deposits and bankers' acceptances), short-term notes, repurchase agreements, and domestic or foreign commercial paper.

          The Fund may borrow money in accordance with the provisions of the 1940 Act. The Fund may also invest in other investment companies in accordance with the provisions of the 1940 Act, and may invest up to 15% of its net assets in illiquid securities.

          For hedging purposes, the Fund may purchase put and call options on securities and stock indices, provided the premium paid for such options does not exceed 5% of the Fund's net assets. The Fund may also sell covered put options with respect to up to 10% of the value of its net assets, and may write covered call options so long as not more than 25% of the Fund's net assets are subject to being purchased upon the exercise of the calls.

          For hedging purposes only, the Fund may engage in transactions in (and options on) stock index, interest rate and foreign currency futures contracts, provided that the Fund's equivalent exposure in such contracts does not exceed 15% of its total assets. The Fund may also write or buy straddles or spreads.

INVESTMENT RESTRICTIONS FOR IVY EUROPEAN OPPORTUNITIES FUND

          Ivy European Opportunities Fund's investment objective, as set forth in the Prospectus under "Investment Objective and Policies," and the investment restrictions set forth below are fundamental policies of the Fund and may not be changed with respect to the approval of a majority (as defined in the 1940 Act) of the outstanding voting shares of the Fund. The Fund has adopted the following fundamental investment restrictions:

(i) The Fund has elected to be classified as a diversified series of an open-end investment company.

(ii) The Fund will not borrow money, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(iii) The Fund will not issue senior securities, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(iv) The Fund will not engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

(v) The Fund will not purchase or sell real estate (which term does not include securities of companies that deal in real estate or mortgages or investments secured by real estate or interests therein), except that the Fund may hold and sell real estate acquired as a result of the Fund's ownership of securities.

(vi) The Fund will not purchase physical commodities or contracts relating to physical commodities, although the Fund may invest in commodities futures contracts and options thereon to the extent permitted by the Prospectus and this SAI.

(vii) The Fund will not make loans to other persons, except (a) loans of portfolio securities, and (b) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with the Fund's investment objective and policies may be deemed to be loans.

(viii) The Fund will not concentrate its investments in a particular industry, as the term "concentrate" is interpreted in connection with the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.


                             ADDITIONAL RESTRICTIONS

      Ivy European Opportunities Fund has adopted the following additional restrictions, which are not fundamental and which may be changed without shareholder approval, to the extent permitted by applicable law, regulation or regulatory policy. Under these restrictions, the Fund may not:

(i) invest more than 15% of its net assets taken at market value at the time of investment in "illiquid securities." Illiquid securities may include securities subject to legal or contractual restrictions on resale (including private placements), repurchase agreements maturing in more than seven days, certain options traded over the counter that the Fund has purchased, securities being used to cover certain options that the Fund has written, securities for which market quotations are not readily available, or other securities which legally or in the subadviser's opinion, subject to the Board's supervision, may be deemed illiquid, but shall not include any instrument that, due to the existence of a trading market or to other factors, is liquid;

(ii) purchase securities of other investment companies, except in connection with a merger, consolidation or sale of assets, and except that it may purchase shares of other investment companies subject to such restrictions as may be imposed by the Investment Company Act of 1940 and rules thereunder;

(iii)     purchase or sell real estate limited partnership interests;

(iv)      sell securities short, except for short sales "against the box";

(v) participate on a joint or a joint and several basis in any trading account in securities. The "bunching" of orders of the Fund and of other accounts under the investment management of the Fund's subadviser, for the sale or purchase of portfolio securities shall not be considered participation in a joint securities trading account;

(vi) purchase securities on margin, except such short-term credits as are necessary for the clearance of transactions, but the Fund may make margin deposits in connection with transactions in options, futures and options on futures;

(vii) make investments in securities for the purpose of exercising control over or management of the issuer; or

(viii) invest in interests in oil, gas and/or mineral exploration or development programs (other than securities of companies that invest in or sponsor such programs).

IVY GLOBAL FUND

          Ivy Global Fund seeks long-term capital growth through a flexible policy of investing in stocks and debt obligations of companies and governments of any nation. Any income realized will be incidental. Under normal conditions, the Fund will invest at least 65% of its total assets in the common stock of companies throughout the world, with at least three different countries (one of which may be the United States) represented in the Fund's overall portfolio holdings. Although the Fund generally invests in common stock, it may also invest in preferred stock, sponsored or unsponsored ADRs, GDRs, ADSs and GDSs, and investment-grade debt securities (i.e., those rated Baa or higher by Moody's or BBB or higher by S&P, or if unrated, considered by IMI to be of comparable quality), including corporate bonds, notes, debentures, convertible bonds and zero coupon bonds.

          The Fund may invest less than 35% of its net assets in debt securities rated Ba or below by Moody's or BB or below by S&P, or if unrated, considered by IMI to be of comparable quality (commonly referred to as "high yield" or "junk" bonds). The Fund will not invest in debt securities rated less than C by either Moody's or S&P.

          The Fund may invest in equity real estate investment trusts, warrants, and securities issued on a "when-issued" or firm commitment basis, and may engage in foreign currency exchange transactions and enter into forward foreign currency contracts. The Fund may also invest in other investment companies in accordance with the provisions of the 1940 Act, and may invest up to 15% of its net assets in illiquid securities. The Fund may not invest more than 5% of its total assets in restricted securities.

          For temporary defensive purposes and during periods when IMI believes that circumstances warrant, Ivy Global Fund may invest without limit in U.S. Government securities, obligations issued by domestic or foreign banks (including certificates of deposit, time deposits and bankers' acceptances), and domestic or foreign commercial paper (which, if issued by a corporation, must be rated Prime-1 by Moody's or A-1 by S&P, or if unrated has been issued by a company that at the time of investment has an outstanding debt issue rated Aaa or Aa by Moody's or AAA or AA by S&P). The Fund may also enter into repurchase agreements, and, for temporary or emergency purposes, may borrow up to 10% of the value of its total assets from banks.

          The Fund may purchase put and call options on stock indices, provided the premium paid for such options does not exceed 10% of the Fund's net assets. The Fund may also sell covered put options with respect to up to 50% of the value of its net assets, and may write covered call options so long as not more than 20% of the Fund's net assets is subject to being purchased upon the exercise of the calls. The Fund may also write and buy straddles and spreads. For hedging purposes only, the Fund may engage in transactions in (and options on) stock index and foreign currency futures contracts, provided that the Fund's equivalent exposure in such contracts does not exceed 20% of its total assets.

            INVESTMENT RESTRICTIONS FOR IVY GLOBAL FUND

      Ivy Global Fund's investment objectives as set forth in the "Summary" section of the Prospectus, together with the investment restrictions set forth below, are fundamental policies of the Fund and may not be changed without the approval of a majority of the outstanding voting shares of the Fund. The Fund has adopted the following fundamental investment restrictions:

(i) The Fund has elected to be classified as a diversified series of an open-end investment company.

(ii) The Fund will not borrow money, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(iii) The Fund will not issue senior securities, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(iv) The Fund will not engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

(v) The Fund will not purchase or sell real estate (which term does not include securities of companies that deal in real estate or mortgages or investments secured by real estate or interests therein), except that the Fund may hold and sell real estate acquired as a result of the Fund's ownership of securities.

(vi) The Fund will not purchase physical commodities or contracts relating to physical commodities, although the Fund may invest in commodities futures contracts and options thereon to the extent permitted by its Prospectus.

(vii) The Fund will not make loans to other persons, except (a) loans of portfolio securities, and (b) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with the Fund's investment objective and policies may be deemed to be loans.

(viii) The Fund will not concentrate its investments in a particular industry, as the term "concentrate" is interpreted in connection with the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

                             ADDITIONAL RESTRICTIONS

      Ivy Global Fund has adopted the following additional restrictions, which are not fundamental and which may be changed without shareholder approval, to the extent permitted by applicable law, regulation or regulatory policy.

(i)       Under these restrictions, the Fund may not:

(ii)      purchase or sell real estate limited partnership interests;

(iii) purchase or sell interests in oil, gas or mineral leases (other than securities of companies that invest in or sponsor such programs);

(iv)      invest in oil, gas and/or mineral exploration or development programs;

(v) purchase securities on margin, except such short-term credits as are necessary for the clearance of transactions, but the Fund may make margin deposits in connection with transactions in options, futures and options on futures;

(vi) make investments in securities for the purpose of exercising control over or management of the issuer;

(vii) participate on a joint or a joint and several basis in any trading account in securities. The "bunching" of orders of the Fund and of other accounts under the investment management of the Manager for the sale or purchase of portfolio securities shall not be considered participation in a joint securities trading account;

(viii) borrow amounts in excess of 10% of its total assets, taken at the lower of cost or market value, and then only from banks as a temporary measure for extraordinary or emergency purposes. All borrowings will be repaid before any additional investments are made;

(ix) purchase any security if, as a result, the Fund would then have more than 5% of its total assets (taken at current value) invested in securities restricted as to disposition under the Federal securities laws; or

(x) purchase securities of another investment company, except in connection with a merger, consolidation, reorganization or acquisition of assets, and except that the Fund may invest in securities of other investment companies subject to the restrictions in Section 12(d)(1) of the Investment Company Act of 1940 (the "1940 Act").

          The Fund does not interpret fundamental restriction (v) to prohibit investment in real estate investment trusts.

      IVY GLOBAL NATURAL RESOURCES FUND

      Ivy Global Natural Resources Fund's investment objective is long-term growth. Any income realized will be incidental. Under normal conditions, the Fund invests at least 65% of its total assets in the equity securities of companies throughout the world that own, explore or develop natural resources and other basic commodities, or supply goods and services to such companies. Under this investment policy, at least three different countries (one of which may be the United States) will be represented in the Fund's overall portfolio holdings. "Natural resources" generally include precious metals (such as gold, silver and platinum), ferrous and nonferrous metals (such as iron, aluminum and copper), strategic metals (such as uranium and titanium), coal, oil, natural gases, timber, undeveloped real property and agricultural commodities. Although the Fund generally invests in common stock, it may also invest in preferred stock, securities convertible into common stock and sponsored or unsponsored ADRs, GDRs, ADSs and GDSs. The Fund may also invest directly in precious metals and other physical commodities. In selecting the Fund's investments, MFC will seek to identify securities of companies that, in MFC's opinion, appear to be undervalued relative to the value of the companies' natural resource holdings.

      MFC believes that certain political and economic changes in the global environment in recent years have had and will continue to have a profound effect on global supply and demand of natural resources, and that rising demand from developing markets and new sources of supply should create attractive investment opportunities. In selecting the Fund's investments, MFC will seek to identify securities of companies that, in MFC's opinion, appear to be undervalued relative to the value of the companies' natural resource holdings.

      For temporary defensive purposes, Ivy Global Natural Resources Fund may invest without limit in cash or cash equivalents, such as bank obligations (including certificates of deposit and bankers' acceptances), commercial paper, short-term notes and repurchase agreements. For temporary or emergency purposes, the Fund may borrow from banks in accordance with the provisions of the 1940 Act, but may not purchase securities at any time during which the value of the Fund's outstanding loans exceeds 10% of the value of the Fund's total assets. The Fund may engage in foreign currency exchange transactions and enter into forward foreign currency contracts. The Fund may also invest in other investment companies in accordance with the provisions of the 1940 Act, and may invest up to 15% of its net assets in illiquid securities.

      For hedging purposes only, the Fund may engage in transactions in (and options on) foreign currency futures contracts, provided that the Fund's equivalent exposure in such contracts does not exceed 15% of its total assets. The Fund may also write or buy puts, calls, straddles or spreads.

        INVESTMENT RESTRICTIONS FOR IVY GLOBAL NATURAL RESOURCES FUND

      Ivy Global Natural Resources Fund's investment objectives as set forth in the "Summary" section of the Prospectus, together with the investment restrictions set forth below, are fundamental policies of the Fund and may not be changed without the approval of a majority of the outstanding voting shares of the Fund. The Fund has adopted the following fundamental investment restrictions:

(i) The Fund has elected to be classified as a diversified series of an open-end investment company.

(ii) The Fund will not borrow money, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(iii) The Fund will not issue senior securities, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(iv) The Fund will not engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

(v) The Fund will not purchase or sell real estate (which term does not include securities of companies that deal in real estate or mortgages or investments secured by real estate or interests therein), except that the Fund may hold and sell real estate acquired as a result of the Fund's ownership of securities.

(vi) The Fund will not purchase physical commodities or contracts relating to physical commodities, although the Fund may invest in (a) commodities futures contracts and options thereon to the extent permitted by the Prospectus and this SAI and (b) commodities relating to natural resources, as described in the Prospectus and this SAI.

(vii) The Fund will not make loans to other persons, except (a) loans of portfolio securities, and (b) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with the Fund's investment objective and policies may be deemed to be loans.

(viii) The Fund will not concentrate its investments in a particular industry, as the term "concentrate" is interpreted in connection with the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

                             ADDITIONAL RESTRICTIONS

      Ivy Global Natural Resources Fund has adopted the following additional restrictions, which are not fundamental and which may be changed without shareholder approval, to the extent permitted by applicable law, regulation or regulatory policy. Under these restrictions, the Fund may not:

(i) invest more than 15% of its net assets taken at market value at the time of investment in "illiquid securities." Illiquid securities may include securities subject to legal or contractual restrictions on resale (including private placements), repurchase agreements maturing in more than seven days, certain options traded over the counter that the Fund has purchased, securities being used to cover certain options that the Fund has written, securities for which market quotations are not readily available, or other securities which legally or in IMI's opinion, subject to the Board's supervision, may be deemed illiquid, but shall not include any instrument that, due to the existence of a trading market, to the Fund's compliance with certain conditions intended to provide liquidity, or to other factors, is liquid;

(ii) purchase securities of other investment companies, except in connection with a merger, consolidation or sale of assets, and except that it may purchase shares of other investment companies subject to such restrictions as may be imposed by the 1940 Act and rules thereunder;

(iii) purchase or sell interests in oil, gas or mineral leases (other than securities of companies that invest in or sponsor such programs);

(iv) invest in interests in oil, gas and/or mineral exploration or development programs;

(v)       sell securities short, except for short sales "against the box;"

(vi) borrow money, except for temporary or emergency purposes. The Fund may not purchase securities at any time during which the value of the Fund's outstanding loans exceeds 10% of the value of the Fund" total assets;

(vii) participate on a joint or a joint and several basis in any trading account in securities. The "bunching" of orders of the Fund and of other accounts under the investment management of the Fund's investment adviser for the sale or purchase of portfolio securities shall not be considered participation in a joint securities trading account;

(viii) purchase securities on margin, except such short-term credits as are necessary for the clearance of transactions, but the Fund may make margin deposits in connection with transactions in options, futures and options on futures; or

(ix) make investments in securities for the purpose of exercising control over or management of the issuer.

      Under the 1940 Act, the Fund is permitted, subject to its investment restrictions, to borrow money only from banks. The Trust has no current intention of borrowing amounts in excess of 5% of the Fund's assets. The Fund will continue to interpret fundamental investment restriction (v) above to prohibit investment in real estate limited partnership interests; this restriction shall not, however, prohibit investment in readily marketable securities of companies that invest in real estate or interests therein, including real estate investment trusts.

IVY GLOBAL SCIENCE & TECHNOLOGY FUND

      Ivy Global Science & Technology Fund's principal investment objective is long-term capital growth. Any income realized will be incidental. Under normal conditions, the Fund will invest at least 65% of its total assets in the common stock of companies that are expected to benefit from the development, advancement and use of science and technology. Under this investment policy, at least three different countries (one of which may be the United States) will be represented in the Fund's overall portfolio holdings. Industries likely to be represented in the Fund's portfolio include computers and peripheral products, software, electronic components and systems, telecommunications, media and information services, pharmaceuticals, hospital supply and medical devices, biotechnology, environmental services, chemicals and synthetic materials, and defense and aerospace. The Fund may also invest in companies that are expected to benefit indirectly from the commercialization of technological and scientific advances. In recent years, rapid advances in these industries have stimulated unprecedented growth. While this is no guarantee of future performance, IMI believes that these industries offer substantial opportunities for long-term capital appreciation. Investments made by the Fund may include securities issued pursuant to IPOs. The Fund may also engage in short-term trading.

      Although the Fund generally invests in common stock, it may also invest in preferred stock, securities convertible into common stock, sponsored or unsponsored ADRs, GDRs, ADSs and GDSs and investment-grade debt securities (i.e., those rated Baa or higher by Moody's or BBB or higher by S&P, or if unrated, considered by IMI to be of comparable quality), including corporate bonds, notes, debentures, convertible bonds and zero coupon bonds. The fund may also invest up to 5% of its net assets in debt securities that are rated Ba or below by Moody's or BB or below by S&P, or if unrated, are considered by IMI to be of comparable quality (commonly referred to as "high yield" or "junk" bonds). The Fund will not invest in debt securities rated less than C by either Moody's or S&P.

      The Fund may invest in warrants, purchase securities on a "when-issued" or firm commitment basis, engage in foreign currency exchange transactions and enter into forward foreign currency contracts. The Fund may also invest (i) in other investment companies in accordance with the provisions of the 1940 Act and
(ii) up to 15% of its net assets in illiquid securities.

      For temporary defensive purposes and during periods when IMI believes that circumstances warrant, Ivy Global Science & Technology Fund may invest without limit in U.S. Government securities, obligations issued by domestic or foreign banks (including certificates of deposit, time deposits and bankers' acceptances), and domestic or foreign commercial paper (which, if issued by a corporation, must be rated Prime-1 by Moody's or A-1 by S&P, or if unrated has been issued by a company that at the time of investment has an outstanding debt issue rated Aaa or Aa by Moody's or AAA or AA by S&P). The Fund may also enter into repurchase agreements, and, for temporary or emergency purposes, may borrow up to 10% of the value of its total assets from banks.

      The Fund may purchase put and call options on stock indices and on individual securities, provided the premium paid for such options does not exceed 10% of the value of the Fund's net assets. The Fund may also sell covered put options with respect to up to 50% of the value of its net assets, and may write covered call options so long as not more than 20% of the Fund's net assets is subject to being purchased upon the exercise of the calls. For hedging purposes only, the Fund may engage in transactions in (and options on) stock index and foreign currency futures contracts, provided that the Fund's equivalent exposure in such contracts does not exceed 20% of the value of its total assets.

INVESTMENT RESTRICTIONS FOR IVY GLOBAL SCIENCE & TECHNOLOGY FUND

      Ivy Global Science & Technology Fund's investment objective, as set forth in the "Summary" section of the Prospectus, and the investment restrictions set forth below are fundamental policies of the Fund and may not be changed without the approval of a majority (as defined in the 1940 Act) of the Fund's outstanding voting shares. The Fund has adopted the following fundamental investment restrictions:

(i) The Fund has elected to be classified as a diversified series of an open-end investment company.

(ii) The Fund will not borrow money, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(iii) The Fund will not issue senior securities, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(iv) The Fund will not engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

(v) The Fund will not purchase or sell real estate (which term does not include securities of companies that deal in real estate or mortgages or investments secured by real estate or interests therein), except that the Fund may hold and sell real estate acquired as a result of the Fund's ownership of securities.

(vi) The Fund will not purchase physical commodities or contracts relating to physical commodities, although the Fund may invest in commodities futures contracts and options thereon to the extent permitted by the Prospectus and this SAI.

(vii) The Fund will not make loans to other persons, except (a) loans of portfolio securities, and (b) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with the Fund's investment objective and policies may be deemed to be loans.

(viii) The Fund will not concentrate its investments in a particular industry, as the term "concentrate" is interpreted in connection with the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.


                             ADDITIONAL RESTRICTIONS

      Ivy Global Science & Technology Fund has adopted the following additional restrictions, which are not fundamental and which may be changed without shareholder approval to the extent permitted by applicable law, regulation or regulatory policy. Under these restrictions, the Fund may not:

(i) invest in oil, gas or other mineral leases or exploration or development programs;

(ii)      invest  in  companies  for  the  purpose  of  exercising   control  or
          management;

(iii) invest more than 5% of its total assets in warrants, valued at the lower of cost or market, or more than 2% of its total assets in warrants, so valued, which are not listed on either the New York or American Stock Exchanges;

(iv) invest more than 15% of its net assets taken at market value at the time of investment in "illiquid securities." Illiquid securities may include securities subject to legal or contractual restrictions on resale (including private placements), repurchase agreements maturing in more than seven days, certain options traded over the counter that the Fund has purchased, securities being used to cover certain options that a Fund has written, securities for which market quotations are not readily available, or other securities which legally or in IMI's opinion, subject to the Board's supervision, may be deemed illiquid, but shall not include any instrument that, due to the existence of a trading market, to the Fund's compliance with certain conditions intended to provide liquidity, or to other factors, is liquid;

(v) borrow amounts in excess of 10% of its total assets, taken at the lower of cost or market value, and then only from banks as a temporary measure for emergency purposes.

(vi)      purchase securities on margin;

(vii)     sell securities short, except for short sales "against the box"; or

(viii) purchase from or sell to any of its officers or trustees, or firms of which any of them are members or which they control, any securities (other than capital stock of the Fund), but such persons or firms may act as brokers for the Fund for customary commissions to the extent permitted by the 1940 Act.

      Under the 1940 Act, the Fund is permitted, subject to the above investment restrictions, to borrow money only from banks. The Trust has no current intention of borrowing amounts in excess of 5% of the Fund's assets. The Fund will continue to interpret fundamental investment restriction (v) to prohibit investment in real estate limited partnership interests; this restriction shall not, however, prohibit investment readily marketable securities of companies that invest in real estate or interests therein, including real estate investment trusts.

IVY INTERNATIONAL FUND II

      Ivy International Fund II's principal objective is long-term capital growth primarily through investment in equity securities. Consideration of current income is secondary to this principal objective. It is anticipated that at least 65% of the Fund's total assets will be invested in common stocks (and securities convertible into common stocks) principally traded in European, Pacific Basin and Latin American markets. Under this investment policy, at least three different countries (other than the United States) will be represented in the Fund's overall portfolio holdings. For temporary defensive purposes, the Fund may also invest in equity securities principally traded in U.S. markets. IMI, the Fund's investment manager, invests the Fund's assets in a variety of economic sectors, industry segments and individual securities in order to reduce the effects of price volatility in any one area and to enable shareholders to participate in markets that do not necessarily move in concert with U.S. markets. IMI seeks to identify rapidly expanding foreign economies, and then searches out growing industries and corporations, focusing on companies with established records. Individual securities are selected based on value indicators, such as a low price-earnings ratio, and are reviewed for fundamental financial strength. Companies in which investments are made will generally have at least $1 billion in capitalization and a solid history of operations.

      When economic or market conditions warrants, the Fund may invest without limit in U.S. Government securities, investment-grade debt securities (i.e., those rated Baa or higher by Moody's or BBB or higher by S&P, or if unrated, considered by IMI to be of comparable quality), preferred stocks, sponsored or unsponsored ADRs, GDRs, ADSs and GDSs, warrants, or cash or cash equivalents such as bank obligations (including certificates of deposit and bankers' acceptances), commercial paper, short-term notes and repurchase agreements. For temporary or emergency purposes, the Fund may borrow up to 10% of the value of its total assets from banks. The Fund may also purchase securities on a "when-issued" or firm commitment basis, and may engage in foreign currency exchange transactions and enter into forward foreign currency contracts. The Fund may also invest up to 10% of its total assets in other investment companies and up to 15% of its net assets in illiquid securities.

      The Fund may purchase put and call options on securities and stock indices, provided the premium paid for such options does not exceed 5% of the Fund's net assets. The Fund may also sell covered put options with respect to up to 10% of the value of its net assets, and may write covered call options so long as not more than 25% of the Fund's net assets is subject to being purchased upon the exercise of the calls. For hedging purposes only, the Fund may engage in transactions in (and options on) stock index and foreign currency futures contracts, provided that the Fund's equivalent exposure in such contracts does not exceed 15% of its total assets.

                               INVESTMENT RESTRICTIONS FOR
                            IVY INTERNATIONAL FUND II

      Ivy International Fund II's investment objectives as set forth in the "Summary" section of the Prospectus, together with the investment restrictions set forth below, are fundamental policies of the Fund and may not be changed without the approval of a majority of the outstanding voting shares of the Fund. Under these restrictions, the Fund may not:

(i)       make an  investment  in  securities  of  companies in any one industry
          (except obligation of domestic banks or the U.S. Government, its agencies, authorities, or instrumentalities) if such investment would cause investments in such industry to exceed 25% of the market value of the Fund's total assets at the time of such investment;

(ii) issue senior securities, except as appropriate to evidence indebtedness which it is permitted to incur, and except to the extent that shares of the separate classes or series of the Trust may be deemed to be senior securities; provided that collateral arrangements with respect to currency-related contracts, futures contracts, options or other permitted investments, including deposits of initial and variation margin, are not considered to be the issuance of senior securities for purposes of this restriction;

(iii) participate in an underwriting or selling group in connection with the public distribution of securities except for its own capital stock;

(iv) purchase from or sell to any of its officers or trustees, or firms of which any of them are members or which they control, any securities (other than capital stock of the Fund), but such persons or firms may act as brokers for the Fund for customary commissions to the extent permitted by the Investment Company Act of 1940;

(v) purchase securities on margin, except such short-term credits as are necessary for the clearance of transactions, but the Fund may make margin deposits in connection with transactions in options, futures and options on futures;

(vi) make loans, except this restriction shall not prohibit (a) the purchase and holding of a portion of an issue of publicly distributed debt securities, (b) the entry into repurchase agreements with banks or broker-dealers, or (c) the lending of the Fund's portfolio securities in accordance with applicable guidelines established by the Securities and Exchange Commission (the "SEC") and any guidelines established by the Trust's Trustees;

(vii) borrow money, except as a temporary measure for extraordinary or emergency purposes, and provided that the Fund maintains assets coverage of 300% for all borrowings;

(viii) invest more than 5% of the value of its total assets in the securities of any one issuer (except obligations of domestic banks or the U.S. Government, its agencies, authorities and instrumentalities);

(ix) purchase the securities of any other open-end investment company, except as part of a plan of merger or consolidations; or

(x)       purchase or sell real estate or commodities and commodity contracts.

      Ivy International Fund II will continue to interpret fundamental investment restriction (x) above to prohibit investment in real estate limited partnership interests; this restriction shall not, however, prohibit investment in readily marketable securities of companies that invest in real estate or interests therein, including real estate investment trusts.

      Under the Investment Company Act of 1940, the Fund is permitted, subject to its investment restrictions, to borrow money only from banks. The Trust has no current intention of borrowing amounts in excess of 5% of the Fund's assets.

                             ADDITIONAL RESTRICTIONS

      Ivy International Fund II has adopted the following additional restrictions, which are not fundamental and which may be changed without shareholder approval, to the extent permitted by applicable law, regulation or regulatory policy.

      Under these restrictions, the Fund may not:

(i) invest in oil, gas or other mineral leases or exploration or development programs;

(ii)      invest  in  companies  for  the  purpose  of  exercising   control  of
          management;

(iii) invest more than 5% of its total assets in warrants, valued at the lower of cost or market, or more than 2% of its total assets in warrants, so valued, which are not listed on either the New York or American Stock Exchanges; or

(iv)      sell securities short, except for short sales, "against the box."

IVY INTERNATIONAL SMALL COMPANIES FUND

      Ivy International Small Companies Fund's principal investment objective is long-term growth primarily through investment in foreign equity securities. Consideration of current income is secondary to this principal objective. Under normal circumstances the Fund invests at least 65% of its total assets in common and preferred stocks (and securities convertible into common stocks) of foreign issuers having total market capitalization of less than $1 billion. Under this investment policy, at least three different countries (other than the United States) will be represented in the Fund's overall portfolio holdings. For temporary defensive purposes, the Fund may also invest in equity securities principally traded in the United States. The Fund will invest its assets in a variety of economic sectors, industry segments and individual securities in order to reduce the effects of price volatility in any area and to enable shareholders to participate in markets that do not necessarily move in concert with the U.S. market. The factors that IMI considers in determining the appropriate distribution of investments among various countries and regions include prospects for relative economic growth, expected levels of inflation, government policies influencing business conditions and the outlook for currency relationships.

      In selecting the Fund's investments, IMI will seek to identify securities that are attractively priced relative to their intrinsic value. The intrinsic value of a particular security is analyzed by reference to characteristics such as relative price-earnings ratio, dividend yield and other relevant factors (such as applicable financial, tax, social and political conditions).

      When economic or market conditions warrant, the Fund may invest without limit in U.S. Government securities, investment-grade debt securities, zero coupon bonds, preferred stocks, warrants, or cash or cash equivalents such as bank obligations (including certificates of deposit and bankers' acceptances), commercial paper, short-term notes and repurchase agreements. The Fund may also invest up to 5% of its net assets in debt securities rated Ba or below by Moody's or BB or below by S&P, or if unrated, are considered by IMI to be of comparable quality (commonly referred to as "high yield" or "junk" bonds). The Fund will not invest in debt securities rated less than C by either Moody's or S&P.

      For temporary or emergency purposes, Ivy International Small Companies Fund may borrow from banks in accordance with the provisions of the 1940 Act, but may not purchase securities at any time during which the value of the Fund's outstanding loans exceeds 10% of the value of the Fund's assets. The Fund may engage in foreign currency exchange transactions and enter into forward foreign currency contracts. The Fund may also invest in other investment companies in accordance with the provisions of the 1940 Act, and may invest up to 15% of its net assets in illiquid securities.

      The Fund may purchase put and call options on securities and stock indices, provided the premium paid for such options does not exceed 5% of the Fund's net assets. The Fund may also sell covered put options with respect to up to 10% of the value of its net assets, and may write covered call options so long as not more than 25% of the Fund's net assets is subject to being purchased upon the exercise of the calls. For hedging purposes only, the Fund may engage in transactions in stock index and foreign currency futures contracts, provided that the Fund's equivalent exposure in such contracts does not exceed 15% of its total assets. The Fund may also write or buy straddles or spreads.

INVESTMENT RESTRICTIONS FOR IVY INTERNATIONAL SMALL COMPANIES FUND

      Ivy International Small Companies Fund's investment objectives as set forth in the "Summary" section of the Prospectus, together with the investment restrictions set forth below, are fundamental policies of the Fund and may not be changed without the approval of a majority of the outstanding voting shares of the Fund. The Fund has adopted the following fundamental investment restrictions:

(i) The Fund has elected to be classified as a diversified series of an open-end investment company.

(ii) The Fund will not borrow money, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(iii) The Fund will not issue senior securities, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(iv) The Fund will not engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

(v) The Fund will not purchase or sell real estate (which term does not include securities of companies that deal in real estate or mortgages or investments secured by real estate or interests therein), except that the Fund may hold and sell real estate acquired as a result of the Fund's ownership of securities.

(vi) The Fund will not purchase physical commodities or contracts relating to physical commodities, although the Fund may invest in commodities futures contracts and options thereon to the extent permitted by the Prospectus and this SAI.

(vii) The Fund will not make loans to other persons, except (a) loans of portfolio securities, and (b) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with the Fund's investment objective and policies may be deemed to be loans.

(viii) The Fund will not concentrate its investments in a particular industry, as the term "concentrate" is interpreted in connection with the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

                             ADDITIONAL RESTRICTIONS

      Ivy International Small Companies Fund has adopted the following additional restrictions, which are not fundamental and which may be changed without shareholder approval, to the extent permitted by applicable law, regulation or regulatory policy.

      Under these restrictions, the Fund may not:

(i)       purchase or sell real estate limited partnership interests;

(ii) purchase or sell interests in oil, gas and mineral leases (other than securities of companies that invest in or sponsor such programs);

(iii)     invest in oil, gas and/or mineral exploration or development programs;

(iv) invest more than 15% of its net assets taken at market value at the time of the investment in "illiquid securities." Illiquid securities may include securities subject to legal or contractual restrictions on resale (including private placements), repurchase agreements maturing in more than seven days, certain options traded over the counter that the Fund has purchased, securities being used to cover certain options that the Fund has written, securities for which market quotations are not readily available, or other securities which legally or in IMI's opinion, subject to the Board's supervision, may be deemed illiquid, but shall not include any instrument that, due to the existence of a trading market, to the Fund's compliance with certain conditions intended to provide liquidity, or to other factors, is liquid;

(v) borrow money, except for temporary or emergency purposes. The Fund may not purchase securities at any time during which the value of the Fund's outstanding loans exceeds 10% of the value of the Fund's total assets;

(vi) purchase securities of other investment companies, except in connection with a merger, consolidation or sale of assets, and except that the Fund may purchase shares of other investment companies subject to such restrictions as may be imposed by the 1940 Act and rules thereunder;

(vii)     sell securities short, except for short sales "against the box;"

(viii) participate on a joint or a joint and several basis in any trading account in securities. The "bunching" of orders of the Fund and of other accounts under the investment management of the Fund's investment adviser for the sale or purchase of portfolio securities shall not be considered participation in a joint securities trading account;

(ix) make investments in securities for the purpose of exercising control over or management of the issuer; or

(x) purchase securities on margin, except such short-term credits as are necessary for the clearance of transactions, but the Fund may make margin deposits in connection with transactions in options, futures and options on futures.

IVY PAN-EUROPE FUND

      Ivy Pan-Europe Fund's principal investment objective is long-term capital growth. Consideration of current income is secondary to this principal objective. The Fund seeks to achieve its investment objective by investing primarily in the equity securities of companies domiciled or otherwise doing business (as described below) in European countries. Under normal circumstances, the Fund will invest at least 65% of its total assets in the equity securities of "European companies," which include any issuer (a) that is organized under the laws of a European country; (b) that derives 50% or more of its total revenues from goods produced or sold, investments made or services performed in Europe; or (c) for which the principal trading market is in Europe. The Fund may also invest up to 35% of its total assets in the equity securities of issuers domiciled outside of Europe. The equity securities in which the Fund may invest include common stock, preferred stock and common stock equivalents such as warrants and convertible debt securities. The Fund may also invest in sponsored or unsponsored ADRs, European Depository Receipts ("EDRs"), GDRs, ADSs, European Depository Shares ("EDSs") and GDSs. As a fundamental policy, the Fund does not concentrate its investments in any particular industry.

      The Fund may invest up to 35% of its net assets in debt securities, but will not invest more than 20% of its net assets in debt securities rated Ba or below by Moody's or BB or below by S&P, or if unrated, considered by IMI to be of comparable quality (commonly referred to as "high yield" or "junk" bonds). The Fund will not invest in debt securities rated less than C by either Moody's or S&P. The Fund may also purchase securities on a "when issued" or firm commitment basis, engage in foreign currency exchange transactions and enter into forward foreign currency contracts. In addition, the Fund may invest up to 5% of its net assets in zero coupon bonds.

      For temporary defensive purposes or when IMI believes that circumstances warrant, the Fund may invest without limit in U.S. Government securities, investment-grade debt securities (i.e., those rated Baa or higher by Moody's or BBB or higher by S&P, or if unrated, considered by IMI to be of comparable quality), warrants, and cash or cash equivalents such as domestic or foreign bank obligations (including certificates of deposit, time deposits and bankers' acceptances), short-term notes, repurchase agreements, and domestic or foreign commercial paper (which, if issued by a corporation, must be rated Prime-1 by Moody's or A-1 by S&P, or if unrated has been issued by a company that at the time of investment has an outstanding debt issue rated Aaa or Aa by Moody's or AAA or AA by S&P).

      For temporary or emergency purposes, Ivy Pan-Europe Fund may borrow from banks in accordance with the provisions of the 1940 Act, but may not purchase securities at any time during which the value of the Fund's outstanding loans exceeds 10% of the value of the Fund's total assets. The Fund may also invest in other investment companies in accordance with the provisions of the 1940 Act, and may invest up to 15% of its net assets in illiquid securities.

      The Fund may purchase put and call options on securities and stock indices, provided the premium paid for such options does not exceed 5% of the Fund's net assets. The Fund may also sell covered put options with respect to up to 10% of the value of its net assets, and may write covered call options so long as not more than 25% of the Fund's net assets is subject to being purchased upon the exercise of the calls. For hedging purposes only, the Fund may engage in transactions in (and options on) stock index and foreign currency futures contracts, provided that the Fund's equivalent exposure in such contracts does not exceed 15% of its total assets. The Fund may also write or buy straddles or spreads.

INVESTMENT RESTRICTIONS FOR IVY PAN-EUROPE FUND

      Ivy Pan-Europe Fund's investment objectives as set forth in the "Summary" section of the Prospectus, together with the investment restrictions set forth below, are fundamental policies of the Fund and may not be changed without the approval of a majority of the outstanding voting shares of the Fund. The Fund has adopted the following fundamental investment restrictions:

(i) The Fund has elected to be classified as a diversified series of an open-end investment company.

(ii) The Fund will not borrow money, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(iii) The Fund will not issue senior securities, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(iv) The Fund will not engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

(v) The Fund will not purchase or sell real estate (which term does not include . securities of companies that deal in real estate or mortgages or investments secured by real estate or interests therein), except that the Fund may hold and sell real estate acquired as a result of the Fund's ownership of securities.

(vi) The Fund will not purchase physical commodities or contracts relating to physical commodities, although the Fund may invest in commodities futures contracts and options thereon to the extent permitted by the Prospectus and this SAI.

(vii) The Fund will not make loans to other persons, except (a) loans of portfolio securities, and (b) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with the Fund's investment objective and policies may be deemed to be loans.

(viii) The Fund will not concentrate its investments in a particular industry, as the term "concentrate" is interpreted in connection with the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

                           ADDITIONAL RESTRICTIONS

      Ivy Pan-Europe Fund has adopted the following additional restrictions, which are not fundamental and which may be changed without shareholder approval, to the extent permitted by applicable law, regulation or regulatory policy.

      Under these restrictions, the Fund may not:

(i)       purchase or sell real estate limited partnership interests;

(ii) purchase or sell interests in oil, gas and mineral leases (other than securities of companies that invest in or sponsor such programs);

(iii)     invest in oil, gas and/or mineral exploration or development programs;

(iv) invest more than 15% of its net assets taken at market value at the time of the investment in "illiquid securities." Illiquid securities may include securities subject to legal or contractual restrictions on resale (including private placements), repurchase agreements maturing in more than seven days, certain options traded over the counter that the Fund has purchased, securities being used to cover certain options that the Fund has written, securities for which market quotations are not readily available, or other securities which legally or in IMI's opinion, subject to the Board's supervision, may be deemed illiquid, but shall not include any instrument that, due to the existence of a trading market, to the Fund's compliance with certain conditions intended to provide  liquidity,  or to other factors,  is ............
          liquid;

(v) borrow money, except for temporary or emergency purposes. The Fund may not purchase securities at any time during which the value of the Fund's outstanding loans exceeds 10% of the value of the Fund's total assets;

(vi) purchase securities of other investment companies, except in connection with a merger, consolidation or sale of assets, and except that it may purchase shares of other investment companies subject to such restrictions as may be imposed by the Investment Company Act of 1940 and rules thereunder;

(vii)     sell securities short, except for short sales "against the box";

(viii) participate on a joint or a joint and several basis in any trading account in securities. The "bunching" of orders of the Fund and of other accounts under the investment management of IMI, for the sale or purchase of portfolio securities shall not be considered participation in a joint securities trading account;

(ix) make investments in securities for the purpose of exercising control over or management of the issuer; or

(x) purchase securities on margin, except such short-term credits as are necessary for the clearance of transactions, but the Fund may make margin deposits in connection with transactions in options, futures and options on futures.

COMMON STOCKS

      Common stock can be issued by companies to raise cash; all common stock shares represent a proportionate ownership interest in a company. As a result, the value of common stock rises and falls with a company's success or failure. The market value of common stock can fluctuate significantly, with smaller companies being particularly susceptible to price swings. Transaction costs in smaller company stocks may also be higher than those of larger companies.

CONVERTIBLE SECURITIES

      The convertible securities in which each Fund may invest include corporate bonds, notes, debentures, preferred stock and other securities that may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. Investments in convertible securities can provide income through interest and dividend payments as well as an opportunity for capital appreciation by virtue of their conversion or exchange features. Because convertible securities can be converted into equity securities, their values will normally vary in some proportion with those of the underlying equity securities. Convertible securities usually provide a higher yield than the underlying equity, however, so that the price decline of a convertible security may sometimes be less substantial than that of the underlying equity security. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stock changes, and, therefore, also tends to follow movements in the general market for equity securities. When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of the value of the underlying common stock, although typically not as much as the price of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

      As debt securities, convertible securities are investments that provide for a stream of income. Like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

      Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, are senior in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, convertible bonds and convertible preferred stock typically have lower coupon rates than similar non-convertible securities. Convertible securities may be issued as fixed income obligations that pay current income.

SMALL COMPANIES

      Investing in smaller company stocks involves certain special considerations and risks that are not usually associated with investing in larger, more established companies. For example, the securities of small or new companies may be subject to more abrupt or erratic market movements because they tend to be thinly traded and are subject to a greater degree to changes in the issuer's earnings and prospects. Small companies also tend to have limited product lines, markets or financial resources. Transaction costs in smaller company stocks also may be higher than those of larger companies.

INITIAL PUBLIC OFFERINGS

      Securities issued through an initial public offering (IPO) can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. Information about the issuers of IPO securities is also difficult to acquire since they are new to the market and may not have lengthy operating histories. A Fund may engage in short-term trading in connection with its IPO investments, which could produce higher trading costs and adverse tax consequences. The number of securities issued in an IPO is limited, so it is likely that IPO securities will represent a smaller component of a Fund's portfolio as the Fund's assets increase (and thus have a more limited effect on the Fund's performance).

NATURAL RESOURCES AND PHYSICAL COMMODITIES

      Since Ivy Global Natural Resources Fund normally invests a substantial portion of its assets in securities of companies engaged in natural resources activities, that Fund may be subject to greater risks and market fluctuations than funds with more diversified portfolios. The value of the Fund's securities will fluctuate in response to market conditions generally, and will be particularly sensitive to the markets for those natural resources in which a particular issuer is involved. The values of natural resources may also fluctuate directly with respect to real and perceived inflationary trends and various political developments. In selecting the Fund's portfolio of investments, MFC will consider each company's ability to create new products, secure any necessary regulatory approvals, and generate sufficient customer demand. A company's failure to perform well in any one of these areas, however, could cause its stock to decline sharply.

      Natural resource industries throughout the world may be subject to greater political, environmental and other governmental regulation than many other industries. Changes in governmental policies and the need for regulatory approvals may have an adverse effect on the products and services of natural resources companies. For example, the exploration, development and distribution of coal, oil and gas in the United States are subject to significant Federal and state regulation, which may affect rates of return on such investments and the kinds of services that may be offered to companies in those industries. In addition, many natural resource companies have been subject to significant costs associated with compliance with environmental and other safety regulations. Such regulations may also hamper the development of new technologies. The direction, type or effect of any future regulations affecting natural resource industries are virtually impossible to predict.

      Ivy Global Natural Resources Fund's investments in precious metals (such as gold) and other physical commodities are considered speculative and subject to special risk considerations, including substantial price fluctuations over short periods of time. On the other hand, investments in precious metals coins or bullion could help to moderate fluctuations in the value of the Fund's portfolio, since the prices of precious metals have at times tended not to fluctuate as widely as shares of issuers engaged in the mining of precious metals. Because precious metals and other commodities do not generate investment income, however, the return on such investments will be derived solely from the appreciation and depreciation on such investments. The Fund may also incur storage and other costs relating to its investments in precious metals and other commodities, which may, under certain circumstances, exceed custodial and brokerage costs associated with investments in other types of securities. When the Fund purchases a precious metal, MFC currently intends that it will only be in a form that is readily marketable. Under current U.S. tax law, the Fund may not receive more than 10% of its yearly income from gains resulting from selling precious metals or any other physical commodity. Accordingly, the Fund may be required to hold its precious metals or sell them at a loss, or to sell its portfolio securities at a gain, when for investment reasons it would not otherwise do so.

DEBT SECURITIES

      IN GENERAL Investment in debt securities involves both interest rate and credit risk. Generally, the value of debt instruments rises and falls inversely with fluctuations in interest rates. As interest rates decline, the value of debt securities generally increases. Conversely, rising interest rates tend to cause the value of debt securities to decrease. Bonds with longer maturities generally are more volatile than bonds with shorter maturities. The market value of debt securities also varies according to the relative financial condition of the issuer. In general, lower-quality bonds offer higher yields due to the increased risk that the issuer will be unable to meet its obligations on interest or principal payments at the time called for by the debt instrument.

      INVESTMENT-GRADE DEBT SECURITIES. Bonds rated Aaa by Moody's Investors Service, Inc. ("Moody's") and AAA by Standard & Poor's Ratings Group ("S&P") are judged to be of the best quality (i.e., capacity to pay interest and repay principal is extremely strong). Bonds rated Aa/AA are considered to be of high quality (i.e., capacity to pay interest and repay principal is very strong and differs from the highest rated issues only to a small degree). Bonds rated A are viewed as having many favorable investment attributes, but elements may be present that suggest a susceptibility to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. Bonds rated Baa/BBB (considered by Moody's to be "medium grade" obligations) are considered to have an adequate capacity to pay interest and repay principal, but certain protective elements may be lacking (i.e., such bonds lack outstanding investment characteristics and have some speculative characteristics). Each Fund may invest in debt securities that are given an investment-grade rating by Moody's or S&P, and may also invest in unrated debt securities that are considered by IMI to be of comparable quality.

      LOW-RATED DEBT SECURITIES. Securities rated lower than Baa by Moody's or BBB by S&P, and comparable unrated securities (commonly referred to as "high yield" or "junk" bonds), including many emerging markets bonds, are considered to be predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. The lower the ratings of corporate debt securities, the more their risks render them like equity securities. Such securities carry a high degree of risk (including the possibility of default or bankruptcy of the issuers of such securities), and generally involve greater volatility of price and risk of principal and income (and may be less liquid) than securities in the higher rating categories. (See Appendix A for a more complete description of the ratings assigned by Moody's and S&P and their respective characteristics.)

      Lower rated and unrated securities are especially subject to adverse changes in general economic conditions and to changes in the financial condition of their issuers. Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. During an economic downturn or period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service their principal and interest payment obligations. Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect a Fund's net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

      Changes in interest rates may have a less direct or dominant impact on high yield bonds than on higher quality issues of similar maturities. However, the price of high yield bonds can change significantly or suddenly due to a host of factors including changes in interest rates, fundamental credit quality, market psychology, government regulations, U.S. economic growth and, at times, stock market activity. High yield bonds may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, a Fund may have to replace the security with a lower yielding security.

      The trading market for high yield securities may be thin to the extent that there is no established retail secondary market or because of a decline in the value of such securities. A thin trading market may limit the ability of each Fund to accurately value high yield securities in the Fund's portfolio, could adversely affect the price at which a Fund could sell such securities, and cause large fluctuations in the daily net asset value of a Fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of low-rated debt securities, especially in a thinly traded market. When secondary markets for high yield securities become relatively less liquid, it may be more difficult to value the securities, requiring additional research and elements of judgment. These securities may also involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

      Credit quality in the high yield securities market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high yield security. For these reasons, it is the policy of IMI not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and on-going review of credit quality. The achievement of each Fund's investment objectives by investment in such securities may be more dependent on IMI's credit analysis than is the case for higher quality bonds. Should the rating of a portfolio security be downgraded, IMI will determine whether it is in the best interest of each Fund to retain or dispose of such security. However, should any individual bond held by any Fund be downgraded below a rating of C, IMI currently intends to dispose of such bond based on then existing market conditions.

      Prices for high yield securities may be affected by legislative and regulatory developments. For example, Federal rules require savings and loan institutions to gradually reduce their holdings of this type of security. Also, Congress has from time to time considered legislation that would restrict or eliminate the corporate tax deduction for interest payments in these securities and regulate corporate restructurings. Such legislation may significantly depress the prices of outstanding securities of this type.

          U.S. GOVERNMENT SECURITIES. U.S. Government securities are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. Securities guaranteed by the U.S. Government include: (1) direct obligations of the U.S. Treasury (such as Treasury bills, notes, and bonds) and (2) Federal agency obligations guaranteed as to principal and interest by the U.S. Treasury (such as GNMA certificates, which are mortgage-backed securities). When such securities are held to maturity, the payment of principal and interest is unconditionally guaranteed by the U.S. Government, and thus they are of the highest possible credit quality. U.S. Government securities that are not held to maturity are subject to variations in market value due to fluctuations in interest rates.

      Mortgage-backed securities are securities representing part ownership of a pool of mortgage loans. For example, GNMA certificates are such securities in which the timely payment of principal and interest is guaranteed by the full faith and credit of the U.S. Government. Although the mortgage loans in the pool will have maturities of up to 30 years, the actual average life of the loans typically will be substantially less because the mortgages will be subject to principal amortization and may be prepaid prior to maturity. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the security. Conversely, rising interest rates tend to decrease the rate of prepayments, thereby lengthening the actual average life of the security (and increasing the security's price volatility). Accordingly, it is not possible to predict accurately the average life of a particular pool. Reinvestment of prepayment may occur at higher or lower rates than the original yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current rates, mortgage-backed securities can be less effective than typical bonds of similar maturities at "locking in" yields during periods of declining interest rates, and may involve significantly greater price and yield volatility than traditional debt securities. Such securities may appreciate or decline in market value during periods of declining or rising interest rates, respectively.

      Securities issued by U.S. Government instrumentalities and certain Federal agencies are neither direct obligations of nor guaranteed by the U.S. Treasury; however, they involve Federal sponsorship in one way or another. Some are backed by specific types of collateral, some are supported by the issuer's right to borrow from the Treasury, some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer, others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to, Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, Federal National Mortgage Association, Federal Home Loan Mortgage Association, and Student Loan Marketing Association.

      ZERO COUPON BONDS. Zero coupon bonds are debt obligations issued without any requirement for the periodic payment of interest. Zero coupon bonds are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds would accrue and compound over the period until maturity at a rate of interest reflecting the market rate at the time of issuance. If a Fund holds zero coupon bonds in its portfolio, it would recognize income currently for Federal income tax purposes in the amount of the unpaid, accrued interest and generally would be required to distribute dividends representing such income to shareholders currently, even though funds representing such income would not have been received by the Fund. Cash to pay dividends representing unpaid, accrued interest may be obtained from, for example, sales proceeds of portfolio securities and Fund shares and from loan proceeds. The potential sale of portfolio securities to pay cash distributions from income earned on zero coupon bonds may result in a Fund being forced to sell portfolio securities at a time when it might otherwise choose not to sell these securities and when the Fund might incur a capital loss on such sales. Because interest on zero coupon obligations is not distributed to each Fund on a current basis, but is in effect compounded, the value of the securities of this type is subject to greater fluctuations in response to changing interest rates than the value of debt obligations which distribute income regularly.

      FIRM COMMITMENT AGREEMENTS AND "WHEN-ISSUED" SECURITIES. New issues of certain debt securities are often offered on a "when-issued" basis, meaning the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment, but delivery and payment for the securities normally take place after the date of the commitment to purchase. Firm commitment agreements call for the purchase of securities at an agreed-upon price on a specified future date. The Fund uses such investment techniques in order to secure what is considered to be an advantageous price and yield to the Fund and not for purposes of leveraging the Fund's assets. In either instance, the Fund will maintain in a segregated account with its Custodian cash or liquid securities equal (on a daily marked-to-market basis) to the amount of its commitment to purchase the underlying securities.

ILLIQUID SECURITIES

      Each Fund may purchase securities other than in the open market. While such purchases may often offer attractive opportunities for investment not otherwise available on the open market, the securities so purchased are often "restricted securities" or "not readily marketable" (i.e., they cannot be sold to the public without registration under the Securities Act of 1933, as amended (the "1933 Act"), or the availability of an exemption from registration (such as Rule 144A) or because they are subject to other legal or contractual delays in or restrictions on resale). This investment practice, therefore, could have the effect of increasing the level of illiquidity of each Fund. It is each Fund's policy that illiquid securities (including repurchase agreements of more than seven days duration, certain restricted securities, and other securities which are not readily marketable) may not constitute, at the time of purchase, more than 15% of the value of the Fund's net assets. The Trust's Board of Trustees has approved guidelines for use by IMI in determining whether a security is illiquid.

      Generally speaking, restricted securities may be sold (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the 1933 Act. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. If adverse market conditions were to develop during the period between a Fund's decision to sell a restricted or illiquid security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. Where a registration statement is required for the resale of restricted securities, a Fund may be required to bear all or part of the registration expenses. Each Fund may be deemed to be an "underwriter" for purposes of the 1933 Act when selling restricted securities to the public and, in such event, the Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

      Since it is not possible to predict with assurance that the market for securities eligible for resale under Rule 144A will continue to be liquid, IMI will monitor such restricted securities subject to the supervision of the Board of Trustees. Among the factors IMI may consider in reaching liquidity decisions relating to Rule 144A securities are: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer).

FOREIGN SECURITIES

      The securities of foreign issuers in which each Fund may invest include non-U.S. dollar-denominated debt securities, Euro dollar securities, sponsored and unsponsored American Depository Receipts ("ADRs"), Global Depository Receipts ("GDRs") and related depository instruments, American Depository Shares ("ADSs"), Global Depository Shares ("GDSs"), and debt securities issued, assumed or guaranteed by foreign governments or political subdivisions or instrumentalities thereof. Shareholders should consider carefully the substantial risks involved in investing in securities issued by companies and governments of foreign nations, which are in addition to the usual risks inherent in each Fund's domestic investments.

      Although IMI intends to invest each Fund's assets only in nations that are generally considered to have relatively stable and friendly governments, there is the possibility of expropriation, nationalization, repatriation or confiscatory taxation, taxation on income earned in a foreign country and other foreign taxes, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default on foreign government securities, political or social instability or diplomatic developments which could affect investments in securities of issuers in those nations. In addition, in many countries there is less publicly available information about issuers than is available for U.S. companies. Moreover, foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. In many foreign countries, there is less governmental supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in the United States. Foreign securities transactions may also be subject to higher brokerage costs than domestic securities transactions. The foreign securities markets of many of the countries in which each Fund may invest may also be smaller, less liquid and subject to greater price volatility than those in the United States. In addition, each Fund may encounter difficulties or be unable to pursue legal remedies and obtain judgment in foreign courts.

      Foreign bond markets have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of a Fund are uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Further, the inability to dispose of portfolio securities due to settlement problems could result either in losses to a Fund because of subsequent declines in the value of the portfolio security or, if the Fund has entered into a contract to sell the security, in possible liability to the purchaser. It may be more difficult for each Fund's agents to keep currently informed about corporate actions such as stock dividends or other matters that may affect the prices of portfolio securities. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Moreover, individual foreign economies may differ favorably or unfavorably from the United States economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. IMI seeks to mitigate the risks to each Fund associated with the foregoing considerations through investment variation and continuous professional management.

DEPOSITORY RECEIPTS

      ADRs, GDRs, ADSs, GDSs and related securities are depository instruments, the issuance of which is typically administered by a U.S. or foreign bank or trust company. These instruments evidence ownership of underlying securities issued by a U.S. or foreign corporation. ADRs are publicly traded on exchanges or over-the-counter ("OTC") in the United States. Unsponsored programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, information concerning the issuer may not be as current or as readily available as in the case of sponsored depository instruments, and their prices may be more volatile than if they were sponsored by the issuers of the underlying securities.

EMERGING MARKETS

      Each Fund could have significant investments in securities traded in emerging markets. Investors should recognize that investing in such countries involves special considerations, in addition to those set forth above, that are not typically associated with investing in United States securities and that may affect each Fund's performance favorably or unfavorably.

      In recent years, many emerging market countries around the world have undergone political changes that have reduced government's role in economic and personal affairs and have stimulated investment and growth. Historically, there is a strong direct correlation between economic growth and stock market returns. While this is no guarantee of future performance, IMI believes that investment opportunities (particularly in the energy, environmental services, natural resources, basic materials, power, telecommunications and transportation industries) may result within the evolving economies of emerging market countries from which each Fund and its shareholders will benefit.

      Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. Such risks include (i) less social, political and economic stability; (ii) a small market for securities and/or a low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies that may restrict each Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until relatively recently in certain Eastern European countries, of a capital market structure or market-oriented economy; (vii) the possibility that recent favorable economic developments in Eastern Europe may be slowed or reversed by unanticipated political or social events in such countries; and (viii) the possibility that currency devaluations could adversely affect the value of each Fund's investments. Further, many emerging markets have experienced and continue to experience high rates of inflation.

      Despite the dissolution of the Soviet Union, the Communist Party may continue to exercise a significant role in certain Eastern European countries. To the extent of the Communist Party's influence, investments in such countries will involve risks of nationalization, expropriation and confiscatory taxation. The communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of such expropriation, each Fund could lose a substantial portion of any investments it has made in the affected countries. Further, few (if any) accounting standards exist in Eastern European countries. Finally, even though certain Eastern European currencies may be convertible into U.S. dollars, the conversion rates may be artificial in relation to the actual market values and may be adverse to each Fund's net asset value.

      Certain Eastern European countries that do not have well-established trading markets are characterized by an absence of developed legal structures governing private and foreign investments and private property. In addition, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment of foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals.

      Authoritarian governments in certain Eastern European countries may require that a governmental or quasi-governmental authority act as custodian of each Fund's assets invested in such country. To the extent such governmental or quasi-governmental authorities do not satisfy the requirements of the Investment Company Act of 1940, as amended (the "1940 Act"), with respect to the custody of each Fund's cash and securities, each Fund's investment in such countries may be limited or may be required to be effected through intermediaries. The risk of loss through governmental confiscation may be increased in such countries.

          FOREIGN SOVEREIGN DEBT OBLIGATIONS

      Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy towards the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including Ivy European Opportunities Fund) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

BRADY BONDS

      Ivy European Opportunities Fund may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented to date in Argentina, Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Nigeria, Peru, the Philippines, Poland, Uruguay, and Venezuela.

      Brady Bonds have been issued only recently, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S.
dollar) and are actively traded in over-the-counter secondary markets. Dollar-denominated, collateralized Brady Bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter.

      Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds, with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.

FOREIGN CURRENCIES

      Investment in foreign securities usually will involve currencies of foreign countries. Moreover, each Fund may temporarily hold funds in bank deposits in foreign currencies during the completion of investment programs and may purchase forward foreign currency contracts. Because of these factors, the value of the assets of each Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and each Fund may incur costs in connection with conversions between various currencies. Although each Fund's custodian values the Fund's assets daily in terms of U.S. dollars, each Fund does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. Each Fund will do so from time to time, however, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. Each Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies.

      Because each Fund normally will be invested in both U.S. and foreign securities markets, changes in each Fund's share price may have a low correlation with movements in U.S. markets. Each Fund's share price will reflect the movements of the different stock and bond markets in which it is invested (both U.S. and foreign), and of the currencies in which the investments are denominated. Thus, the strength or weakness of the U.S. dollar against foreign currencies may account for part of each Fund's investment performance. U.S. and foreign securities markets do not always move in step with each other, and the total returns from different markets may vary significantly. In addition, significant uncertainty surrounds the proposed introduction of the euro (a common currency for the European Union) in January 1999 and its effect on the value of securities denominated in local European currencies. These and other currencies in which each Fund's assets are denominated may be devalued against the U.S. dollar, resulting in a loss to each Fund.

FOREIGN CURRENCY EXCHANGE TRANSACTIONS

      Each Fund may enter into forward foreign currency contracts in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date (usually less than a year), and typically is individually negotiated and privately traded by currency traders and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for commissions, they do realize a profit based on the difference between the price at which they are buying and selling various currencies. Although these contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase.

      While each Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for each Fund than if it had not engaged in such transactions. Moreover, there may be an imperfect correlation between a Fund's portfolio holdings of securities denominated in a particular currency and forward contracts entered into by that Fund. An imperfect correlation of this type may prevent a Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss.

      Each Fund may purchase currency forwards and combine such purchases with sufficient cash or short-term securities to create unleveraged substitutes for investments in foreign markets when deemed advantageous. Each Fund may also combine the foregoing with bond futures or interest rate futures contracts to create the economic equivalent of an unhedged foreign bond position.

      Each Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which that Fund has or in which the Fund expects to have portfolio exposure.

      Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transactions costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

OTHER INVESTMENT COMPANIES

      Each Fund may invest up to 10% of its total assets in the shares of other investment companies. As a shareholder of an investment company, a Fund would bear its ratable shares of the fund's expenses (which often include an asset-based management fee). Each Fund could also lose money by investing in other investment companies, since the value of their respective investments and the income they generate will vary daily based on prevailing market conditions.

REPURCHASE AGREEMENTS

      Repurchase agreements are contracts under which a Fund buys a money market instrument and obtains a simultaneous commitment from the seller to repurchase the instrument at a specified time and at an agreed-upon yield. Under guidelines approved by the Board, each Fund is permitted to enter into repurchase agreements only if the repurchase agreements are at least fully collateralized with U.S. Government securities or other securities that IMI has approved for use as collateral for repurchase agreements and the collateral must be marked-to-market daily. Each Fund will enter into repurchase agreements only with banks and broker-dealers deemed to be creditworthy by IMI under the above-referenced guidelines. In the unlikely event of failure of the executing bank or broker-dealer, a Fund could experience some delay in obtaining direct ownership of the underlying collateral and might incur a loss if the value of the security should decline, as well as costs in disposing of the security.

BANKING INDUSTRY AND SAVINGS AND LOAN OBLIGATIONS

      Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank (meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument at maturity). In addition to investing in certificates of deposit and bankers' acceptances, each Fund may invest in time deposits in banks or savings and loan associations. Time deposits are generally similar to certificates of deposit, but are uncertificated. Each Fund's investments in certificates of deposit, time deposits, and bankers' acceptance are limited to obligations of (i) banks having total assets in excess of $1 billion, (ii) U.S. banks which do not meet the $1 billion asset requirement, if the principal amount of such obligation is fully insured by the Federal Deposit Insurance Corporation (the "FDIC"), (iii) savings and loan association which have total assets in excess of $1 billion and which are members of the FDIC, and (iv) foreign banks if the obligation is, in IMI's opinion, of an investment quality comparable to other debt securities which may be purchased by a Fund. Each Fund's investments in certificates of deposit of savings associations are limited to obligations of Federal and state-chartered institutions whose total assets exceed $1 billion and whose deposits are insured by the FDIC.

COMMERCIAL PAPER

      Commercial paper represents short-term unsecured promissory notes issued in bearer form by bank holding companies, corporations and finance companies. Each Fund may invest in commercial paper that is rated Prime-1 by Moody's Investors Service, Inc. ("Moody's") or A-1 by Standard & Poor's Corporation ("S&P") or, if not rated by Moody's or S&P, is issued by companies having an outstanding debt issue rated Aaa or Aa by Moody's or AAA or AA by S&P.

BORROWING

      Borrowing may exaggerate the effect on each Fund's net asset value of any increase or decrease in the value of the Fund's portfolio securities. Money borrowed will be subject to interest costs (which may include commitment fees and/or the cost of maintaining minimum average balances). Although the principal of each Fund's borrowings will be fixed, each Fund's assets may change in value during the time a borrowing is outstanding, thus increasing exposure to capital risk.

WARRANTS

      The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. However, prices of warrants do not necessarily move in a tandem with the prices of the underlying securities, and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by any Fund were not exercised by the date of its expiration, the Fund would lose the entire purchase price of the warrant.

REAL ESTATE INVESTMENT TRUSTS (REITS)

      A REIT is a corporation, trust or association that invests in real estate mortgages or equities for the benefit of its investors. REITs are dependent upon management skill, may not be diversified and are subject to the risks of financing projects. Such entities are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"), and to maintain exemption from the Investment Company Act of 1940 (the "1940 Act"). By investing in REITs indirectly through Ivy Global Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs.

OPTIONS TRANSACTIONS

      IN GENERAL. A call option is a short-term contract (having a duration of less than one year) pursuant to which the purchaser, in return for the premium paid, has the right to buy the security underlying the option at the specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. A put option is a similar contract pursuant to which the purchaser, in return for the premium paid, has the right to sell the security underlying the option at the specified exercise price at any time during the term of the option. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option, to buy the underlying security at the exercise price. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the time remaining to expiration of the option, supply and demand, and interest rates.

      If the writer of a U.S. exchange-traded option wishes to terminate the obligation, the writer may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the Options Clearing Corporation. However, a writer may not effect a closing purchase transaction after it has been notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate his or her position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected at any particular time or at any acceptable price. If any call or put option is not exercised or sold, it will become worthless on its expiration date. Closing purchase transactions are not available for OTC transactions. In order to terminate an obligations in an OTC transaction, Fund would need to negotiate directly with the counterparty.

      Each Fund will realize a gain (or a loss) on a closing purchase transaction with respect to a call or a put previously written by that Fund if the premium, plus commission costs, paid by the Fund to purchase the call or the put is less (or greater) than the premium, less commission costs, received by the Fund on the sale of the call or the put. A gain also will be realized if a call or a put that a Fund has written lapses unexercised, because the Fund would retain the premium. Any such gains (or losses) are considered short-term capital gains (or losses) for Federal income tax purposes. Net short-term capital gains, when distributed by each Fund, are taxable as ordinary income. See "Taxation."

      Each Fund will realize a gain (or a loss) on a closing sale transaction with respect to a call or a put previously purchased by that Fund if the premium, less commission costs, received by the Fund on the sale of the call or the put is greater (or less) than the premium, plus commission costs, paid by the Fund to purchase the call or the put. If a put or a call expires unexercised, it will become worthless on the expiration date, and the Fund will realize a loss in the amount of the premium paid, plus commission costs. Any such gain or loss will be long-term or short-term gain or loss, depending upon the Fund's holding period for the option.

      Exchange-traded options generally have standardized terms and are issued by a regulated clearing organization (such as the Options Clearing Corporation), which, in effect, guarantees the completion of every exchange-traded option transaction. In contrast, the terms of OTC options are negotiated by each Fund and its counterparty (usually a securities dealer or a financial institution) with no clearing organization guarantee. When a Fund purchases an OTC option, it relies on the party from whom it has purchased the option (the "counterparty") to make delivery of the instrument underlying the option. If the counterparty fails to do so, the Fund will lose any premium paid for the option, as well as any expected benefit of the transaction. Accordingly, IMI will assess the creditworthiness of each counterparty to determine the likelihood that the terms of the OTC option will be satisfied.

      WRITING OPTIONS ON INDIVIDUAL SECURITIES. Each Fund may write (sell) covered call options on each Fund's securities in an attempt to realize a greater current return than would be realized on the securities alone. Each Fund may also write covered call options to hedge a possible stock or bond market decline (only to the extent of the premium paid to the Fund for the options). In view of the investment objectives of each Fund, each Fund generally would write call options only in circumstances where the investment adviser to the Fund does not anticipate significant appreciation of the underlying security in the near future or has otherwise determined to dispose of the security.

      A "covered" call option means generally that so long as a Fund is obligated as the writer of a call option, that Fund will (i) own the underlying securities subject to the option, or (ii) have the right to acquire the underlying securities through immediate conversion or exchange of convertible preferred stocks or convertible debt securities owned by the Fund. Although a Fund receives premium income from these activities, any appreciation realized on an underlying security will be limited by the terms of the call option. Each Fund may purchase call options on individual securities only to effect a "closing purchase transaction."

      As the writer of a call option, a Fund receives a premium for undertaking the obligation to sell the underlying security at a fixed price during the option period, if the option is exercised. So long as a Fund remains obligated as a writer of a call option, it forgoes the opportunity to profit from increases in the market price of the underlying security above the exercise price of the option, except insofar as the premium represents such a profit (and retains the risk of loss should the value of the underlying security decline).

      PURCHASING OPTIONS ON INDIVIDUAL SECURITIES. Each Fund may purchase a put option on an underlying security owned by that Fund as a defensive technique in order to protect against an anticipated decline in the value of the security. Each Fund, as the holder of the put option, may sell the underlying security at the exercise price regardless of any decline in its market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs that a Fund must pay. These costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option. The premium paid for the put option would reduce any capital gain otherwise available for distribution when the security is eventually sold. The purchase of put options will not be used by any Fund for leverage purposes.

      Each Fund may also purchase a put option on an underlying security that it owns and at the same time write a call option on the same security with the same exercise price and expiration date. Depending on whether the underlying security appreciates or depreciates in value, the Fund would sell the underlying security for the exercise price either upon exercise of the call option written by it or by exercising the put option held by it. A Fund would enter into such transactions in order to profit from the difference between the premium received by the Fund for the writing of the call option and the premium paid by the Fund for the purchase of the put option, thereby increasing the Fund's current return. Each Fund may write (sell) put options on individual securities only to effect a "closing sale transaction."

      RISKS OF OPTIONS TRANSACTIONS. The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of a U.S. option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities (or cash in the case of an index option) at the exercise price. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security (or index), in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security (or index) is purchased to hedge against price movements in a related security (or securities), the price of the put or call option may move more or less than the price of the related security (or securities). In this regard, there are differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective.

      There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position. Finally, trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers, or the options exchange could suspend trading after the price has risen or fallen more than the maximum amount specified by the exchange. Closing transactions can be made for OTC options only by negotiating directly with the counterparty or by a transaction in the secondary market, if any such market exists. Transfer of an OTC option is usually prohibited absent the consent of the original counterparty. There is no assurance that a Fund will be able to close out an OTC option position at a favorable price prior to its expiration. An OTC counterparty may fail to deliver or to pay, as the case may be. In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option position at any time prior to its expiration. Although a Fund may be able to offset to some extent any adverse effects of being unable to liquidate an option position, a Fund may experience losses in some cases as a result of such inability.

      When conducted outside the U.S., options transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by:
(i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in each Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S., and (v) lower trading volume and liquidity.

      Each Fund's options activities also may have an impact upon the level of its portfolio turnover and brokerage commissions. See "Portfolio Turnover."

      Each Fund's success in using options techniques depends, among other things, on IMI's ability to predict accurately the direction and volatility of price movements in the options and securities markets, and to select the proper type, timing of use and duration of options.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

      IN GENERAL. Each Fund may enter into futures contracts and options on futures contracts for hedging purposes. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a commodity at a specified price and time. When a purchase or sale of a futures contract is made by a Fund, that Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or liquid securities ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Fund will mark-to-market its open futures position.

      Each Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

      Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery of offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, each Fund generally realizes a capital gain, or if it is more, the Fund generally realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, each Fund generally realizes a capital gain, or if it is less, the Fund generally realizes a capital loss. The transaction costs must also be included in these calculations.

      When purchasing a futures contract, each Fund will maintain with its Custodian (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited with a futures commission merchant ("FCM") as margin, are equal to the market value of the futures contract. Alternatively, each Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by the Fund, or, if lower, may cover the difference with cash or short-term securities.

      When selling a futures contract, each Fund will maintain with its Custodian in a segregated account (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited with an FCM as margin, are equal to the market value of the instruments underlying the contract. Alternatively, each Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's custodian).

      When selling a call option on a futures contract, each Fund will maintain with its Custodian in a segregated account (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited with an FCM as margin, equal the total market value of the futures contract underlying the call option. Alternatively, a Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund, or covering the difference if the price is higher.

      When selling a put option on a futures contract, each Fund will maintain with its Custodian (and mark-to-market on a daily basis) cash or liquid securities that equal the purchase price of the futures contract less any margin on deposit. Alternatively, a Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund, or, if lower, the Fund may hold securities to cover the difference.

      FOREIGN CURRENCY FUTURES CONTRACTS AND RELATED OPTIONS. Each Fund may engage in foreign currency futures contracts and related options transactions for hedging purposes. A foreign currency futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a foreign currency at a specified price and time.

      An option on a foreign currency futures contract gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon the exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

      Each Fund may purchase call and put options on foreign currencies as a hedge against changes in the value of the U.S. dollar (or another currency) in relation to a foreign currency in which portfolio securities of the Fund may be denominated. A call option on a foreign currency gives the buyer the right to buy, and a put option the right to sell, a certain amount of foreign currency at a specified price during a fixed period of time. Each Fund may invest in options on foreign currency which are either listed on a domestic securities exchange or traded on a recognized foreign exchange.

      In those situations where foreign currency options may not be readily purchased (or where such options may be deemed illiquid) in the currency in which the hedge is desired, the hedge may be obtained by purchasing an option on a "surrogate" currency, i.e., a currency where there is tangible evidence of a direct correlation in the trading value of the two currencies. A surrogate currency's exchange rate movements parallel that of the primary currency. Surrogate currencies are used to hedge an illiquid currency risk, when no liquid hedge instruments exist in world currency markets for the primary currency.

      Each Fund will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity or quoted on an automated quotation system. Each Fund will not enter into a futures contract or purchase an option thereon if, immediately thereafter, the aggregate initial margin deposits for futures contracts held by the Fund plus premiums paid by it for open futures option positions, less the amount by which any such positions are "in-the-money," would exceed 5% of the liquidation value of the Fund's portfolio (or the Fund's net asset value), after taking into account unrealized profits and unrealized losses on any such contracts the Fund has entered into. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option. For additional information about margin deposits required with respect to futures contracts and options thereon, see "Futures Contracts and Options on Futures Contracts."

      RISKS ASSOCIATED WITH FUTURES AND RELATED OPTIONS. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in a Fund's portfolio securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

      Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

      There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, there can be no assurance that an active secondary market will continue to exist.

      Currency futures contracts and options thereon may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such position also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Fund's ability to act upon economic events occurring in foreign markets during non business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

SECURITIES INDEX FUTURES CONTRACTS

      Each Fund (except Ivy Global Natural Resources Fund) may enter into securities index futures contracts as an efficient means of regulating the Fund's exposure to the equity markets. Each Fund will not engage in transactions in futures contracts for speculation, but only as a hedge against changes resulting from market conditions in the values of securities held in the Fund's portfolio or which it intends to purchase. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. The value of a unit is the current value of the stock index. For example, the S&P 500 Index is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange (the "Exchange"). The S&P 500 Index assigns relative weightings to the 500 common stocks included in the Index, and the Index fluctuates with changes in the market values of the shares of those common stocks. In the case of the S&P 500 Index, contracts are to buy or sell 500 units. Thus, if the value of the S&P 500 Index were $150, one contract would be worth $75,000 (500 units x $150). The index futures contract specifies that no delivery of the actual securities making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if a Fund enters into a futures contract to buy 500 units of the S&P 500 Index at a specified future date at a contract price of $150 and the S&P 500 Index is at $154 on that future date, the Fund will gain $2,000 (500 units x gain of $4). If a Fund enters into a futures contract to sell 500 units of the stock index at a specified future date at a contract price of $150 and the S&P 500 Index is at $154 on that future date, the Fund will lose $2,000 (500 units x loss of $4).

      RISKS OF SECURITIES INDEX FUTURES. Each Fund's success in using hedging techniques depends, among other things, on IMI's ability to predict correctly the direction and volatility of price movements in the futures and options markets as well as in the securities markets and to select the proper type, time and duration of hedges. The skills necessary for successful use of hedges are different from those used in the selection of individual stocks.

      Each Fund's ability to hedge effectively all or a portion of its securities through transactions in index futures (and therefore the extent of its gain or loss on such transactions) depends on the degree to which price movements in the underlying index correlate with price movements in the Fund's securities. Inasmuch as such securities will not duplicate the components of an index, the correlation probably will not be perfect. Consequently, each Fund will bear the risk that the prices of the securities being hedged will not move in the same amount as the hedging instrument. This risk will increase as the composition of the Fund's portfolio diverges from the composition of the hedging instrument.

      Although each Fund intends to establish positions in these instruments only when there appears to be an active market, there is no assurance that a liquid market will exist at a time when a Fund seeks to close a particular option or futures position. Trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers. In addition, the futures exchanges may suspend trading after the price has risen or fallen more than the maximum amount specified by the exchange. In some cases, a Fund may experience losses as a result of its inability to close out a position, and it may have to liquidate other investments to meet its cash needs.

      Although some index futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, a Fund generally realizes a capital gain, or if it is more, the Fund generally realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a Fund generally realizes a capital gain, or if it is less, the Fund generally realizes a capital loss. The transaction costs must also be included in these calculations.

      Each Fund will only enter into index futures contracts or futures options that are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system. Each Fund will use futures contracts and related options only for "bona fide hedging" purposes, as such term is defined in applicable regulations of the CFTC.

      When purchasing an index futures contract, each Fund will maintain with its Custodian (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited with a futures commission merchant ("FCM") as margin, are equal to the market value of the futures contract. Alternatively, a Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by the Fund.

      When selling an index futures contract, each Fund will maintain with its Custodian (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited with an FCM as margin, are equal to the market value of the instruments underlying the contract. Alternatively, a Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in cash or liquid assets in a segregated account with the Fund's custodian).

      COMBINED TRANSACTIONS. Each Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions and multiple currency transactions (including forward currency contracts) and some combination of futures, options, and currency transactions ("component" transactions), instead of a single transaction, as part of a single or combined strategy when, in the opinion of IMI, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on IMI's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the management objective.

                               PORTFOLIO TURNOVER

      Each Fund purchases securities that are believed by IMI to have above average potential for capital appreciation. Common stocks are disposed of in situations where it is believed that potential for such appreciation has lessened or that other common stocks have a greater potential. Therefore, each Fund may purchase and sell securities without regard to the length of time the security is to be, or has been, held. A change in securities held by a Fund is known as "portfolio turnover" and may involve the payment by the Fund of dealer markup or underwriting commission and other transaction costs on the sale of securities, as well as on the reinvestment of the proceeds in other securities. Each Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the most recently completed fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during that year. For purposes of determining each Fund's portfolio turnover rate, all securities whose maturities at the time of acquisition were one year or less are excluded.

                              TRUSTEES AND OFFICERS

      Each Fund's Board of Trustees (the "Board") is responsible for the overall management of the Fund, including general supervision and review of the Fund's investment activities. The Board, in turn, elects the officers who are responsible for administering each Fund's day-to-day operations.

         The Trustees and Executive Officers of the Trust, their business addresses and principal occupations during the past five years are:

                          POSITION WITH   BUSINESS AFFILIATIONS
NAME, ADDRESS, AGE          THE TRUST     AND PRINCIPAL OCCUPATIONS

John S. Anderegg, Jr.       Trustee       Chairman, Dynamics Research
60 Concord Street                         Corp. (instruments and controls);
Wilmington, MA  01887                     Director, Burr-Brown Corp.
Age: 75                                   (operational amplifiers);
                                          Director, Metritage Incorporated
                                          (level measuring instruments);
                                          Trustee of Mackenzie Series Trust
                                          (1992-1998).

James W. Broadfoot         President      President,
700 South Federal Hwy.     and            Ivy Management Inc. (1996-
Suite 300                  Trustee        present); Senior Vice
Boca Raton, FL  33432                     President, Ivy Management,
Age: 56                                   Inc. (1992-1996); Director and Senior
[*Deemed to be an                         Vice President, Mackenzie Investment
"interested person"                       Management Inc. (1995-present); Senior
of the Trust, as                          Vice President, Mackenzie Investment
defined under the                         Management Inc. (1990-1995).
1940 Act.]

Paul H. Broyhill            Trustee       Chairman, BMC Fund, Inc.
800 Hickory Blvd.                         (1983-present); Chairman,
Golfview Park-Box 500                     Broyhill Family Foundation,
Lenoir, NC 28645                          Inc. (1983-Present);
Age:  75                                  Chairman and President, Broyhill
                                          Investments, Inc. (1983-present);
                                          Chairman, Broyhill Timber
                                          Resources (1983-present);
                                          Management of a personal portfolio
                                          of fixed-income and equity
                                          investments (1983-present);
                                          Trustee of Mackenzie Series Trust
                                          (1988-1998); Director of The
                                          Mackenzie Funds Inc. (1988-1995).

Stanley Channick            Trustee       President and Chief
11 Bala Avenue                            Executive Officer, The
Bala Cynwyd, PA 19004                     Whitestone Corporation
Age:  75                                  (insurance agency); Chairman,
                                          Scott Management Company
                                          (administrative services for
                                          insurance companies); President,
                                          The Channick Group (consultants
                                          to insurance companies and
                                          national trade associations);
                                          Trustee of Mackenzie Series
                                          Trust (1994-1998); Director of
                                          The Mackenzie Funds Inc.
                                          (1994-1995).

Frank W. DeFriece, Jr.      Trustee       Director, Manager and Vice
The Landmark Centre                       President, Director and
113 Landmark Lane,                        Fund Manager, Massengill-
Suite B                                   DeFriece Foundation
Bristol, TN  37620-2285                   (charitable organization)
Age: 78                                   (1950-present); Trustee and Vice
                                          Chairman, East Tennessee Public
                                          Communications Corp. (WSJK-TV)
                                          (1984-present); Trustee of
                                          Mackenzie Series Trust
                                          (1985-1998); Director of The
                                          Mackenzie Funds Inc. (1987-1995).

Roy J. Glauber              Trustee       Mallinckrodt Professor of
Lyman Laboratory                          Physics, Harvard
of Physics                                University (1974-present);
Harvard University                        Trustee of Mackenzie Series
Cambridge, MA 02138                       Trust (1994-1997).
Age: 73

Joseph G. Rosenthal         Trustee       Chartered Accountant
110 Jardin Drive                          (1958-present); Trustee of
Unit #12                                  Mackenzie Series Trust
Concord, Ontario Canada                   (1985-1998); Director of
L4K 2T7                                   The Mackenzie Funds Inc.
Age: 64                                   (1987-1995).

Richard N. Silverman       Trustee        Director, Newton-Wellesley
18 Bonnybrook Road                        Hospital; Director, Beth
Waban, MA  02168                          Israel Hospital; Director,
Age: 75                                   Boston Ballet; Director, Boston
                                          Children's Museum; Director,
                                          Brimmer and May School.

J. Brendan Swan            Trustee        President, Airspray
4701 North Federal Hwy.                   International, Inc.;
Suite 465                                 Joint Managing Director,
Pompano Beach, FL  33064                  Airspray International
Age: 69                                   B.V. (an environmentally sensitive
                                          packaging company); Director of
                                          Polyglass LTD.; Director, The
                                          Mackenzie Funds Inc. (1992-1995);
                                          Trustee of Mackenzie Series Trust
                                          (1992-1998).

Keith J. Carlson           Trustee        Senior Vice President of Mackenzie
700 South Federal Hwy.     And            Investment Management, Inc. (1996-
Suite 300                  Chairman       -present); Senior Vice President
Boca Raton, FL  33432                     and Director of Mackenzie
Age: 42                                   Investment Management, Inc. (1994-
[*Deemed to be an                         1996); Senior Vice President and
"interested person"                       Treasurer of Mackenzie Investment
of the Trust, as defined                  Management, Inc. (1989-1994);
under the                                 Senior Vice President and Director
1940 Act.]                                of Ivy Management Inc. (1994-present);
                                          Senior Vice President, Treasurer and
                                          Director of Ivy Management Inc.
                                          (1992-1994); Vice President of The
                                          Mackenzie Funds Inc. (1987-1995);
                                          Senior Vice President and Director,
                                          Ivy Mackenzie Services Corp.
                                          (1996-present); President and Director
                                          of Ivy Mackenzie Services Corp.
                                          (1993-1996); Trustee and President of
                                          Mackenzie Series Trust (1996-1998);
                                          Vice President of Mackenzie Series
                                          Trust (1994-1998); Treasurer of
                                          Mackenzie Series Trust (1985-1994);
                                          President, Chief Executive Officer
                                          and Director of Ivy Mackenzie
                                          Distributors, Inc. (1994-present);
                                          Executive Vice President and Director
                                          of Ivy Mackenzie Distributors, Inc.
                                          (1993-1994); Trustee of Mackenzie
                                          Series Trust (1996-1998).

Edward M. Tighe            Trustee        Chief Executive Officer,
5900 N. Andrews Avenue                    CITCO Technology Management, Inc.
Suite 700                                 ("CITCO") (computer software develop-
Ft. Lauderdale, FL 33309                  ment and consulting) (1999-present);
                                          President and Director, Global
                                          Technology Management, Inc. (CITCO's
                                          predecessor) (1992-1998); Managing
                                          Director, Global Mutual Fund Services,
                                          Ltd. (financial services firm);
                                          President, Director and Chief
                                          Executive Officer, Global Mutual Fund
                                          Services, Inc. (1994-present).

C. William Ferris          Secretary/     Senior Vice President,
700 South Federal Hwy.     Treasurer      Chief Financial Officer
Suite 300                                 and Secretary/Treasurer
Boca Raton, FL  33432                     of Mackenzie Investment
Age: 54                                   Management Inc. (1995-present); Senior
                                          Vice President, Finance and
                                          Administration/Compliance Officer of
                                          Mackenzie Investment Management Inc.
                                          (1989-1994); Senior Vice President,
                                          Secretary/ Treasurer and Clerk of Ivy
                                          Management Inc. (1994-present); Vice
                                          President, Finance/Administration and
                                          Compliance Officer of Ivy Management
                                          Inc. (1992-1994); Senior Vice
                                          President, Secretary/Treasurer and
                                          Director of Ivy Mackenzie
                                          Distributors, Inc. (1994-present);
                                          Secretary/Treasurer and Director of
                                          Ivy Mackenzie Distributors, Inc.
                                          (1993-1994); President and Director of
                                          Ivy Mackenzie Services Corp.
                                          (1996-present); Secretary/Treasurer
                                          and Director of Ivy Mackenzie
                                          Services Corp. (1993-1996);
                                          Secretary/Treasurer of The Mackenzie
                                          Funds Inc. (1993-1995); Secretary/
                                          Treasurer of Mackenzie Series Trust
                                          (1994-1998).

                               COMPENSATION TABLE

                                    IVY FUND
                      (FISCAL YEAR ENDED DECEMBER 31, 1998)

                                    PENSION OR
                     AGGREGATE      RETIREMENT         ESTIMATED           TOTAL COMPENSATION
                     COMPENSATION   BENEFITS ACCRUED   ANNUAL ESTIMATED    FROM TRUST AND FUND
NAME,                FROM           AS PART OF FUND    ANNUAL BENEFITS     COMPLEX PAID TO TRUSTEES
POSITION             TRUST          EXPENSES           UPON RETIREMENT


John S.              $18,000              N/A           N/A                     $18,000
 Anderegg, Jr.
(Trustee)

Paul H.              $18,000              N/A           N/A                     $18,000
 Broyhill
(Trustee)

Keith J.             $0                   N/A           N/A                     $0
 Carlson
(Trustee and
 President)

Stanley              $18,000              N/A           N/A                     $18,000
  Channick
(Trustee)

Frank W.             $18,000              N/A           N/A                     $18,000
 DeFriece, Jr.
(Trustee)

Roy J.               $18,000              N/A           N/A                     $18,000
 Glauber
(Trustee)

Joseph G.            $18,000              N/A           N/A                     $18,000
Rosenthal
(Trustee)

Richard N.           $18,000              N/A           N/A                     $18,000
 Silverman
(Trustee)

J. Brendan           $17,000              N/A           N/A                     $17,000
 Swan
 (Trustee)

C. William           $0                   N/A           N/A                     $0
 Ferris
(Secretary/
Treasurer)

         To the knowledge of the Trust, as of March 31, 1999, no shareholder owned beneficially or of record 5% or more of any Fund's outstanding shares of any class, with the following exceptions:

CLASS A

Of the outstanding Class A shares of :

         Ivy Asia Pacific Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 40,174.921 shares (16.51%), and Michael G. Landry, 211 S. Gordon Rd., Ft.
Lauderdale, FL 33301, owned of record 12,443.882 shares (5.11%);

         Ivy Bond Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 1,397,567.620 shares (13.02%);

         Ivy China Region Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 218,003.027 shares (13.26%), and Resources Trust Company, PO Box 3865, Englewood, CO 80155-3865, owned of record 186,351.290 shares (11.33%);

         Ivy Developing Nations Fund, Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 87,092.843 shares (11.31%), Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 54,336.017 shares (7.06%), and Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 41,198.769 shares (5.35%);

         Ivy Global Natural Resources Fund, Carn & Co., Riggs Bank (TTEE) FBO Care-Free Consolidated 401K Plan, PO Box 96211, Washington, DC 20090-6211, owned of record 62,273.356 shares (29.71%), Carn & Co., Riggs Bank (TTEE) FBO Yazaki Employee Savings & Retirement Plan, PO Box 96211, Washington, DC 20090-6211, owned of record 22,533.136 shares (10.75%), and Mackenzie Investment Management Inc., via Mizner Financial Plaza, 700 South Federal Highway, Suite 300, Boca Raton, FL 33432, owned of record 11,957.023 shares (5.70%);

         Ivy Global Science & Technology Fund, Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 99,948.978 shares (16.84%), Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 65,325.391 shares (11.01%), and Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 31,922.542 shares (5.38%);

         Ivy International Fund II, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 818,804.984 shares (34.10%);

         Ivy International Fund, Charles Schwab & Co. Inc., 101 Montgomery Street, San Francisco, CA 94104, owned of record 12,827,455.253 shares (35.28%), and Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 6,083,813.996 shares (16.73%);

         Ivy International Small Companies Fund, Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 19,762.181 shares (20.88%), and Mackenzie Investment Management Inc., via Mizner Financial Plaza, 700 South Federal Highway, Suite 300, Boca Raton, FL 33432, owned of record 10,287.244 shares (10.87%).

         Ivy Money Market Fund, Carn & Co., Riggs Bank (TTEE) FBO Plexus Corp 401K Plan, PO Box 96211, Washington, DC 20090-6211, owned of record 2,710,056.720 shares (13.19%), and Bear Stearns Securities Corp., 1 Metrotech Center North, Brooklyn, NY 11201-3859, owned of record 1,432,318.960 shares (6.97%).

         Ivy Pan-Europe Fund, Mackenzie Investment Management Inc., via Mizner Financial Plaza, 700 South Federal Highway, Suite 300, Boca Raton, FL 33432, owned of record 37,553.145 shares (23.84%), and Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 27,122.193 shares (17.22%);

         Ivy South America Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 45,710.848 shares (17.87%), and Charles Schwab & Co. Inc., 101 Montgomery Street, San Francisco, CA 94104, owned of record 19,471.113 shares (7.61%), and William A. Maczko & Mildred E. Helm Maczko, 2100 S. Ocean Ln., #1412, Ft. Lauderdale, FL 33316, owned of record 14,174.070 shares (5.54%);

         Ivy US Blue Chip Fund, Helen L. Medvin, 4712 Michael Ave., North Olmsted, OH 44070, owned of record 10,253.846 shares (7.12%), Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 8,986.371 shares (6.24%), and Janney Montgomery Scott Inc., Estate of David Craig, 1801 Market Street, Philadelphia, PA 19103-1675, owned of record 8,880.995 shares (6.17%).

         Ivy US Emerging  Growth  Fund,  Donaldson  Lufkin  Jenrette  Securities
Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 86,774.211 shares (5.08%);

CLASS B

Of the outstanding Class B shares of:

         Ivy Asia Pacific Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 141,298.083 shares (35.22%);

         Ivy Bond Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 12,199,384.716 shares (48.92%);

         Ivy China Region Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 107,725.641 shares (11.73%);

         Ivy Developing Nations Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 278,316.028 shares (28.37%);

         Ivy Global Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 68,719.447 shares (11.93%);

         Ivy Global Natural Resources Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 83,599.984 shares (38.05%);

         Ivy Global Science & Technology Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 40,990.672 shares (8.13%);

         Ivy Growth Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 24,939.375 shares (8.96%);

         Ivy Growth with Income Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 263,081.752 shares (15.31%);

         Ivy International Fund II, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 4,986,169.823 shares (60.62%);

         Ivy International Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 5,678,407.729 shares (45.59%).

         Ivy International Small Companies Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 24,340.066 shares (23.40%), PaineWebber, FBO B Carmage Walls Trust #10, FBO Lissa Walls Trust and Cooper Walls TTEE, PO Box 42828, Houston, TX 77242, owned of record 5,880.313 shares (5.65%), and PaineWebber, FBO B Carmage Walls Trust #10, FBO Cooper Walls Trust and Cooper Walls TTEE, PO Box 42828, Houston, TX 77242, owned of record 5,760.640 shares (5.53%);

         Ivy Pan-Europe Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 66,847.392 shares (22.86%);

         Ivy South America Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 46,359.136 shares (29.47%);

         Ivy US Blue Chip Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 74,760.802 shares (18.62%), and Parker Hunter Incorporated, FBO Robert Crisci and Kathy Crisci, PO Box 7629, 3525 Ellwood Road, New Castle, PA 16107-7629, owned of record 24,779.090 shares (6.17%).

         Ivy US Emerging Growth Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 335,426.771 shares (21.10%);

CLASS C

Of the outstanding Class C shares of:

         Ivy Asia Pacific Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 19,237.215 shares (5.33%);

         Ivy Bond Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 725,233.869 shares (74.69%);

         Ivy China Region Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 30,474.251 shares (27.72%), and IBT, (custodian) FBO Roy O. Derminer, 2236 Abbottwoods Ln., Orange City, FL 32763, owned of record 8,275.708 shares (7.52%);

         Ivy Developing Nations Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 48,103,553 shares (11.99%);

         Ivy Global Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 6,585.276 shares (19.35%), Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 3,909.907 shares (11.48%), Robert W. Baird & Co. Inc., 777 East Wisconsin Avenue, Milwaukee, WI 53202-5391, owned of record 3,436.408 shares (10.09%), IBT, (custodian) FBO Mattie A. Allen, 755 Selma Pl., San Diego, CA 92114-1711, owned of record 3,095.552 shares (9.09%), Smith Barney Inc., 388 Greenwich Street, New York, NY 10013, owned of record
2,436.584 shares (7.15%), and PaineWebber, (custodian) FBO Robert D. Cuthbertson, PO Box 3321, Weehawken, NJ 07087-8154, owned of record 1,705.476 shares (5.01%);

         Ivy Global Natural Resources Fund, Raymond James & Assoc. Inc., (custodian) Raymond W. Simmons, 6296 104th Avenue, Pinellas Park, FL 33782, owned of record 981.281 shares (19.43%), Raymond James & Assoc. Inc., (custodian) Diversified Dental P/S, FBO Al Pollock, 10641 1st Street E., Suite 204, Treasure Island, FL 33706, owned of record 910.166 shares (18.02%), Robert
W. Baird & Co. Inc., 777 E. Wisconsin Avenue, Milwaukee, WI 53202-5391, owned of record 613.622 shares (12.15%), Robert W. Baird & Co. Inc., 777 E. Wisconsin Avenue, Milwaukee, WI 53202-5391, owned of record 550.722 shares (10.90%), Nancy
J. Cleare, 9381 US Hwy. 19 N, Pinellas Park, FL 33782, owned of record 541.597 shares (10.72%), Resources Trust Co., (custodian) FBO Jon K. Loessin, PO Box 5900, Denver, CO 80217, owned of record 535.023 shares (10.59%), Ester C. Wickes, 19 Fawn Hill Rd., Tuxedo, NY 10987, owned of record 350.772 shares (6.94%), and IBT, (custodian) FBO Salvatore Disalvo, 311 Bridle Path Lane, Annapolis, MD 21403-1638, owned of record 299.993 shares (5.94%);

         Ivy Global Science & Technology Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 38,011.661 shares (11.30%);

         Ivy Growth Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 7,477.571 shares (47.23%), IBT, (custodian) FBO Joseph L. Wright, 32211 Pierce Street, Garden
City, MI 48135, owned of record 3,938.282 shares (24.87%), PaineWebber, FBO Cynthia N. Young, PO Box 3321, Weehawken, NJ 07087-8154, owned of record 853.551 shares (5.39%), and Martin S. Sawyer & Ruth C. Sawyer, 5910 Wilson Blvd., #413, Arlington, VA 22205, owned of record 844.906 shares (5.33%);

         Ivy Growth with Income Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 11,534.267 shares (29.37%), Anthony L. Bassano & Marie E. Bassano, 8934 Bari Court, Port Richie, FL 34668, owned of record 3,203.100 shares (8.15%), IBT, (custodian) FBO Vytautas Snieckus, 1250 E 276th Street, Euclid, OH 44132, owned of record 2,645.907 shares (6.73%), PaineWebber, (custodian) FBO Patricia Cramer Russell, PO Box 3321, Weehawken, NJ 07087-8154, owned of record 2,191.410 shares (5.58%), IBT, (custodian) FBO Kevin D. Thistle, 1017 Glencrest Court, Saulkville, WI 53080, owned of record 2,130.626 shares (5.42%), and IBT, (custodian) FBO Carol
E. Greivell, 985 N Broadway, #67, Depere, WI 54115, owned of record 2,106.814 shares (5.36%);

         Ivy International Fund II, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 2,908,557.453 shares (74.01%);

         Ivy International Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 2,189,094.234 shares (64.38%);

         Ivy International Small Companies Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 87,014.649 shares (90.31%);

         Ivy Money Market Fund, PaineWebber, FBO Bruce Blank, PO Box 3321, Weehawken, NJ 07087-8154, owned of record 103,905.380 shares (17.65%), IBT (custodian) FBO, Marcelette V. Manning, 1371 Mt. View Lane, Chula Vista, CA 91911, owned of record 65,194.630 shares (11.07%), IBT (custodian) FBO Diana Rooney, 2441 S. 9th St., El Centro, CA 92243, owned of record 62,822.810 shares (10.67%), Robert J. Laws & Katherine A. Laws, PO Box 723, Ramona, CA 92065, owned of record 42,920.450 shares (7.29%), IBT (custodian) FBO Betty J. Carson, 1987 Higgins Lane, El Centro, CA 92243, owned of record 39,398.780 shares (6.69%), Paul M. Benard, 40 Arrowhead Farm Road, Boxford, MA 01921, owned of record 33,488.010 shares (5.68%), Diane C. Benard, 40 Arrowhead Farm Road, Boxford, MA 01921, owned of record 33,488.010 shares (5.68%), and PaineWebber, FBO Kathleen L. Diller, PO Box 3321, Weehawken, NJ 07087-8154, owned of record 30,238.920 shares (5.13%).

         Ivy Pan-Europe Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 26,948.668 shares (44.12%), Resources Trust Company, FBO Terry K. Ramnanan, PO Box 5900, Denver, CO 80217, owned of record 14,652.015 shares (23.99%), and Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 4,663.657 shares (7.63%);

         Ivy South America Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 10,956.813 shares (58.18%), Interstate/Johnson Lane, Interstate Tower, PO Box 1220, Charlotte, NC 28201-1220, owned of record 2,617.801 shares (13.90%), Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 2,318.301 shares (12.31%), Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 1,133.787 shares (6.02%), and Smith Barney Inc., 388 Greenwich Street, New York, NY 10013, owned of record 966.121 shares (5.13%);

         Ivy US Blue Chip Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 8,485.693 shares (10.18%), Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 6,066.012 shares (7.27%), IBT,
(custodian) FBO Roy O. Derminer, 2236 Abbottwoods LN, Orange City, FL 32763, owned of record 4,517.953 shares (5.42%), and Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 4,412.541 shares (5.29%);

         Ivy US Emerging Growth Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 96,481.220 shares (30.56%);

CLASS I

Of the outstanding Class I shares of:

         Ivy International Fund, The John E. Fetzer Institute Inc., 9292 W KL Ave., Kalamazoo, MI 49009, owned of record 727,066.771 shares (19.12%), State Street Bank, (TTEE) FBO Allison Engines, 200 Newport Ave., 7th Floor, North Quincy, MA 02171, owned of record 292,309.556 shares (7.68%), Lynspen and Company, PO Box 830804, Birmingham, AL 35283, owned of record 276,747.272 shares (7.27%), and U A Local 447 Pension Trust Fund, 5841 Newman Ct., Sacramento, CA 95819, owned of record 240,427.057 shares (6.32%).

ADVISOR CLASS

Of the outstanding Advisor Class shares of:

         Ivy Bond Fund, NFSC FEBO, C. William Ferris, Michael Landry/Keith Carlson, 700 South Federal Highway, Boca Raton, FL 33432-6114, owned of record 13,944.569 shares (77.94%), and Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 3,252.157 shares (18.17%);

         Ivy China Region Fund, Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 1,354.000 shares (84.59%), and Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 192.447 shares (12.02%).

         Ivy Developing Nations Fund, NFSC FEBO, C. William Ferris, Michael Landry/Keith Carlson, 700 South Federal Highway, Boca Raton, FL 33432-6114, owned of record 14,362.134 shares (100%);

         Ivy Global Fund, NFSC FEBO, C. William Ferris, Michael Landry/Keith Carlson, 700 South Federal Highway, Boca Raton, FL 33432-6114, owned of record 30,007.844 shares (100%);

         Ivy Global Science & Technology Fund, IBT, (custodian) FBO Deborah P. Mason, 3406 Cypress Landing Dr., Valrico, FL 33594, owned of record 629.966 shares (36.59%), Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 534.539 shares (31.04%),
Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 418.586 shares (24.31%), and Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 138.549 shares (8.04%);

         Ivy Growth Fund, NFSC FEBO, C. William Ferris, Michael Landry/Keith Carlson, 700 South Federal Highway, Boca Raton, FL 33432-6114, owned of record 16,572.658 shares (99.90%);

         Ivy Growth with Income Fund, NFSC FEBO, C. William Ferris, Michael Landry/Keith Carlson, 700 South Federal Highway, Boca Raton, FL 33432-6114, owned of record 25,118.240 shares (100%);

         Ivy International Fund II, Charles Scwab & Co. Inc., 101 Montgomery Street, San Francisco, CA 94104, owned of record 7,913.113 shares (11.19%), Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 6,471.430 shares (9.15%), and Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 4,602.660 shares (6.50%);

         Ivy Pan-Europe Fund, NFSC FEBO, C. William Ferris, Michael Landry/Keith Carlson, 700 South Federal Highway, Boca Raton, FL 33432-6114, owned of record 3,424.319 shares (47.51%), Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 1,191.422 shares (16.53%), Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 947.119 shares (13.14%), Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 653.595 shares (9.06%), and Charles Schwab & Co. Inc., 101 Montgomery Street, San Francisco, CA 94104,owned of record 406.639 shares (5.64%);

         Ivy US Blue Chip Fund, Mackenzie Investment Management Inc., Via Mizner Financial Plaza, 700 South Federal Highway, Suite 300, Boca Raton, FL 33432, owned of record 50,001.000 shares (80.05%), NFSC FEBO, C. William Ferris, Michael Landry/Keith Carlson, 700 South Federal Highway, Boca Raton, FL 33432-6114, owned of record 7,419.362 shares (11.87%), and Charles Scwab & Co. Inc., 101 Montgomery Street, San Francisco, CA 94104, owned of record 3,678.690 shares (5.88%);

         Ivy US Emerging Growth Fund, NFSC FEBO, C. William Ferris, Michael Landry/Keith Carlson, 700 South Federal Highway, Boca Raton, FL 33432-6114, owned of record 20,670.236 shares (84.78%), and Charles Schwab & Co. Inc., 101 Montgomery Street, San Francisco, CA 94104, owned of record 1,927.965 shares (7.90%).

         As of April 16, 1999, the Officers and Trustees of the Trust as a group owned beneficially or of record less than 1% of the outstanding Class A, Class B, Class C, Class I and Advisor Class shares of each of the nineteen Ivy funds that are series of the Trust, except that the Officers and Trustees of the Trust as a group owned 3.93%, 1.94%, 1.19%, and 2.09%, respectively, of Ivy Asia Pacific Fund Class A shares, Ivy Global Natural Resources Fund Class A shares, Ivy Money Market Fund Class A shares, and Ivy South America Fund Class A shares, respectively, as of that date.

      PERSONAL INVESTMENTS BY EMPLOYEES OF IMI. Employees of IMI are permitted to make personal securities transactions, subject to the requirements and restrictions set forth in IMI's Code of Ethics and Business Conduct Policy (the "Code of Ethics"). The Code of Ethics is designed to identify and address certain conflicts of interest between personal investment activities and the interests of investment advisory clients such as the Funds. Among other things, the Code of Ethics, which generally complies with standards recommended by the Investment Company Institute's Advisory Group on Personal Investing, prohibits certain types of transactions absent prior approval, applies to portfolio managers, traders, research analysts and others involved in the investment advisory process, and imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and monthly reporting of securities transactions. Exceptions to these and other provisions of the Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

                     INVESTMENT ADVISORY AND OTHER SERVICES

BUSINESS MANAGEMENT AND INVESTMENT ADVISORY SERVICES

      IMI is a wholly owned subsidiary of Mackenzie Investment Management Inc. ("MIMI"). MIMI, a Delaware corporation, has approximately 10% of its outstanding common stock listed for trading on the Toronto Stock Exchange ("TSE"). MIMI is a subsidiary of Mackenzie Financial Corporation ("MFC"), 150 Bloor Street West, Toronto, Ontario, Canada, a public corporation organized under the laws of Ontario and whose shares are listed for trading on the TSE. MFC provides investment advisory services to the Fund pursuant to an Investment Advisory Agreement, and IMI provides business management and investment advisory services to each of the other Funds pursuant to a Business Management and Investment Advisory Agreement (each an "Agreement"). IMI provides business management services to Ivy Global Natural Resources Fund pursuant to a Business Management Agreement (the "Management Agreement"). IMI currently acts as manager and investment adviser to the following additional investment companies registered under the 1940 Act: Ivy Asia Pacific Fund, Ivy Bond Fund, Ivy China Region Fund, Ivy Developing Nations Fund, Ivy Growth Fund, Ivy Growth with Income Fund, Ivy International Fund, Ivy International Strategic Bond Fund, Ivy Money Market Fund, Ivy South America Fund, Ivy US Blue Chip Fund and Ivy US Emerging Growth Fund.

      The Agreements obligate IMI and MFC to make investments for the account of each Fund in accordance with its best judgment and within the investment objectives and restrictions set forth in the Prospectus, the 1940 Act and the provisions of the Code relating to regulated investment companies, subject to policy decisions adopted by the Board. IMI and MFC also determine the securities to be purchased or sold by each Fund and place orders with brokers or dealers who deal in such securities.

      Under the IMI Agreement and the Management Agreement, IMI also provides certain business management services. IMI is obligated to (1) coordinate with each Fund's Custodian and monitor the services it provides to each Fund; (2) coordinate with and monitor any other third parties furnishing services to each Fund; (3) provide each Fund with necessary office space, telephones and other communications facilities as are adequate for the Fund's needs; (4) provide the services of individuals competent to perform administrative and clerical functions that are not performed by employees or other agents engaged by each Fund or by IMI acting in some other capacity pursuant to a separate agreement or arrangements with the Fund; (5) maintain or supervise the maintenance by third parties of such books and records of the Trust as may be required by applicable Federal or state law; (6) authorize and permit IMI's directors, officers and employees who may be elected or appointed as trustees or officers of the Trust to serve in such capacities; and (7) take such other action with respect to the Trust, after approval by the Trust as may be required by applicable law, including without limitation the rules and regulations of the SEC and of state securities commissions and other regulatory agencies. IMI is also responsible for reviewing the activities of MFC to ensure that Ivy Global Natural Resources Fund is operated in compliance with its investment objectives and policies and with the 1940 Act.

      Henderson Investment Management Limited ("Henderson"), 3 Finsbury Avenue, London, England EC2M 2PA, serves as subadviser to Ivy European Opportunities Fund under an Agreement with IMI. For its services, Henderson receives a fee from IMI that is equal, on an annual basis, to .50% of the Fund's average net assets. As of February 1, 1999, Henderson also serves as subadviser with respect to 50% of the net assets of Ivy International Small Companies Fund, for which Henderson receives a fee from IMI that is equal, on an annual basis, to .50% of that portion of the Fund's assets that Henderson manages. Henderson is an indirect, wholly owned subsidiary of AMP Limited, an Australian life insurance and financial services company located in New South Wales, Australia.

      Ivy Global Natural Resources Fund pays IMI a monthly fee for providing business management services at an annual rate of 0.50% of the Fund's average net assets. For investment advisory services, Ivy Global Natural Resources Fund pays MFC a monthly fee at an annual rate of 0.50% of its average net assets.

      During the fiscal years ended December 31, 1997 and 1998, Ivy Global Natural Resources Fund paid IMI fees of $32,056 and $20,977, respectively. During the fiscal years ended December 31, 1997 and 1998, IMI reimbursed Fund expenses in the amount of $25,180 and $147,952, respectively. During the fiscal years ended December 31, 1997 and 1998, the Fund paid MFC fees of $32,056 and $20,977, respectively.

      Each other Fund pays IMI a monthly fee for providing business management and investment advisory services at an annual rate of 1.00% of the Fund's average net assets.

      During the fiscal years ended December 31, 1996, 1997 and 1998, Ivy Global Fund paid IMI fees of $301,433, $383,981 and $275,958, respectively. During the same periods, IMI reimbursed Fund expenses in the amount of $0, $0 and $98,102, respectively.

      During the period from July 22, 1996 (commencement of operations) to December 31, 1996, and during the fiscal years ended December 31, 1997 and 1998, Ivy Global Science & Technology Fund paid IMI fees of $20,965, $229,616 and $280,079, respectively. During the same periods, IMI reimbursed Fund expenses in the amount of $14,813, $0 and $0, respectively.

      During the period from May 13, 1997 (commencement of operations) to December 31, 1997 and the fiscal year ended December 31, 1998, Ivy International Fund II paid IMI fees of $413,862 and $1,356,028, respectively. During the same periods, IMI reimbursed Fund expenses in the amount of $123,177 and $186,536, respectively.

      During the fiscal years ended December 31, 1997 and 1998, Ivy International Small Companies Fund paid IMI fees of $28,799 and $34,504, respectively. During the same periods, IMI reimbursed Fund expenses in the amount of $28,799 and $134,787, respectively.

      During the period from May 13, 1997 (commencement of operations) to December 31, 1997 and the fiscal year ended December 31, 1998, Ivy Pan-Europe Fund paid IMI fees of $1,974 and $43,978, respectively. During the same periods, IMI reimbursed Fund expenses in the amount of $1,974 and $148,399, respectively.

      Under the Agreements, the Trust pays the following expenses: (1) the fees and expenses of the Trust's Independent Trustees; (2) the salaries and expenses of any of the Trust's officers or employees who are not affiliated with IMI; (3) interest expenses; (4) taxes and governmental fees, including any original issue taxes or transfer taxes applicable to the sale or delivery of shares or certificates therefor; (5) brokerage commissions and other expenses incurred in acquiring or disposing of portfolio securities; (6) the expenses of registering and qualifying shares for sale with the SEC and with various state securities commissions; (7) accounting and legal costs; (8) insurance premiums; (9) fees and expenses of the Trust's Custodian and Transfer Agent and any related services; (10) expenses of obtaining quotations of portfolio securities and of pricing shares; (11) expenses of maintaining the Trust's legal existence and of shareholders' meetings; (12) expenses of preparation and distribution to existing shareholders of periodic reports, proxy materials and prospectuses; and
(13) fees and expenses of membership in industry organizations.

      IMI currently limits each Fund's total operating expenses (excluding Rule 12b-1 fees, interest, taxes, brokerage commissions, litigation, class-specific expenses, indemnification expenses, and extraordinary expenses) to an annual rate of 1.95% of that Fund's average net assets, which may lower each Fund's expenses and increase its yield.

      The Agreements will continue in effect with respect to each Fund from year to year, only so long as the continuance is specifically approved at least annually (i) by the vote of a majority of the Independent Trustees and (ii) either (a) by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of that Fund or (b) by the vote of a majority of the entire Board. If the question of continuance of the Agreement (or adoption of any new agreement) is presented to the shareholders, continuance (or adoption) shall be effected with respect to each Fund only if approved by the affirmative vote of a majority of the outstanding voting securities of that Fund. See "Capitalization and Voting Rights."

      The Agreements may be terminated with respect to each Fund at any time, without payment of any penalty, by the vote of a majority of the Board, or by a vote of a majority of the outstanding voting securities of a Fund, on 60 days' written notice to IMI, or by IMI on 60 days' written notice to the Trust. Each Agreement shall terminate automatically in the event of its assignment.

DISTRIBUTION SERVICES

      IMDI,  a  wholly  owned  subsidiary  of  MIMI,  serves  as  the  exclusive distributor of each Fund's shares pursuant to an Amended and Restated Distribution Agreement with the Trust dated March 16, 1999, as amended from time to time (the "Distribution Agreement"). IMDI distributes shares of each Fund through broker-dealers who are members of the National Association of Securities Dealers, Inc. and who have executed dealer agreements with IMDI. IMDI distributes shares of each Fund on a continuous basis, but reserves the right to suspend or discontinue distribution on that basis. IMDI is not obligated to sell any specific amount of Fund shares.

      Each Fund has authorized IMDI to accept on its behalf purchase and redemption orders. IMDI is also authorized to designate other intermediaries to accept purchase and redemption orders on each Fund's behalf. Each Fund will be deemed to have received a purchase or redemption order when an authorized intermediary or, if applicable, an intermediary's authorized designee, accepts the order. Client orders will be priced at each Fund's Net Asset Value next computed after an authorized intermediary or the intermediary's authorized designee accepts them.

      Pursuant to the Distribution Agreement, IMDI is entitled to deduct a commission on all Class A Fund shares sold equal to the difference, if any, between the public offering price, as set forth in each Fund's then-current prospectus, and the net asset value on which such price is based. Out of that commission, IMDI may reallow to dealers such concession as IMDI may determine from time to time. In addition, IMDI is entitled to deduct a CDSC on the redemption of Class A shares sold without an initial sales charge and Class B and Class C shares, in accordance with, and in the manner set forth in, the Prospectus.

      Under the Distribution Agreement, each Fund bears, among other expenses, the expenses of registering and qualifying its shares for sale under Federal and state securities laws and preparing and distributing to existing shareholders periodic reports, proxy materials and prospectuses.

      During the fiscal year ended December 31, 1998, IMDI received from sales of Class A shares of Ivy Global Fund $17,112 in sales commissions, of which $2,536 was retained after dealer allowances. During the fiscal year ended December 31, 1998, IMDI received $73,203 in CDSCs on redemptions of Class B shares of Ivy Global Fund. During the fiscal year ended December 31, 1998, IMDI received $376 in CDSCs on redemptions of Class C shares of Ivy Global Fund.

      During the fiscal year ended December 31, 1998, IMDI received from sales of Class A shares of Ivy Global Natural Resources Fund $3,682 in sales commissions, of which $580 was retained after dealer allowances. During the fiscal year ended December 31, 1998, IMDI received $4,102 in CDSCs on redemptions of Class B shares of Ivy Global Natural Resources Fund. During the fiscal year ended December 31, 1998, IMDI received $69 in CDSCs on redemptions of Class C shares of Ivy Global Natural Resources Fund.

      During the fiscal year ended December 31, 1998, IMDI received from sales of Class A shares of Ivy Global Science & Technology Fund $54,052 in sales commissions, of which $7,170 was retained after dealer allowances. During the fiscal year ended December 31, 1998, IMDI received $61,393 in CDSCs on redemptions of Class B shares of Ivy Global Science & Technology Fund. During the fiscal year ended December 31, 1998, IMDI received $3,300 in CDSCs on redemptions of Class C shares of Ivy Global Science & Technology Fund.

      During the fiscal year ended December 31, 1998, IMDI received from sales of Class A shares of Ivy International Fund II $432,944 in sales commissions, of which $31,170 was retained after dealer allowances. During the fiscal year ended December 31, 1998, IMDI received $249,362 in CDSCs on redemptions of Class B shares of Ivy International Fund II. During the fiscal year ended December 31, 1998, IMDI received $51,479 in CDSCs on redemptions of Class C shares of Ivy International Fund II.

      During the fiscal year ended December 31, 1998, IMDI received from sales of Class A shares of Ivy International Small Companies Fund $7,460 in sales commissions, of which $578 was retained after dealer allowances. During the fiscal year ended December 31, 1998, IMDI received $3,384 in CDSCs on redemptions of Class B shares of Ivy International Small Companies Fund. During the fiscal year ended December 31, 1998, IMDI received $1,506 in CDSCs on redemptions of Class C shares of Ivy International Small Companies Fund.

      During the fiscal year ended December 31, 1998, IMDI received from sales of Class A shares of Ivy Pan-Europe Fund $42,584 in sales commissions, of which $5,031 was retained after dealer allowances. During the fiscal year ended December 31, 1998, IMDI received $55,437 in CDSCs on redemptions of Class B shares of Ivy International Pan-Europe Fund. During the fiscal year ended December 31, 1998, IMDI received $631 in CDSCs on redemptions of Class C shares of Ivy Pan-Europe Fund.

      The Distribution Agreement will continue in effect for successive one-year periods, provided that such continuance is specifically approved at least annually by the vote of a majority of the Independent Trustees, cast in person at a meeting called for that purpose and by the vote of either a majority of the entire Board or a majority of the outstanding voting securities of each Fund. The Distribution Agreement may be terminated with respect to any Fund at any time, without payment of any penalty, by IMDI on 60 days' written notice to the Fund or by a Fund by vote of either a majority of the outstanding voting securities of the Fund or a majority of the Independent Trustees on 60 days' written notice to IMDI. The Distribution Agreement shall terminate automatically in the event of its assignment.

      RULE 18F-3 PLAN. On February 23, 1995, the SEC adopted Rule 18f-3 under the 1940 Act, which permits a registered open-end investment company to issue multiple classes of shares in accordance with a written plan approved by the investment company's board of directors/trustees and filed with the SEC. The Board has adopted a Rule 18f-3 plan on behalf of each Fund. The key features of the Rule 18f-3 plan are as follows: (i) shares of each class of each Fund represent an equal pro rata interest in that Fund and generally have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications, terms and conditions, except that each class bears certain class-specific expenses and has separate voting rights on certain matters that relate solely to that class or in which the interests of shareholders of one class differ from the interests of shareholders of another class; (ii) subject to certain limitations described in the Prospectus, shares of a particular class of each Fund may be exchanged for shares of the same class of another Ivy fund; and (iii) each Fund's Class B shares will convert automatically into Class A shares of that Fund after a period of eight years, based on the relative net asset value of such shares at the time of conversion.

      RULE 12B-1 DISTRIBUTION PLANS. The Trust has adopted on behalf of each Fund, in accordance with Rule 12b-1 under the 1940 Act, separate Rule 12b-1 distribution plans pertaining to each Fund's Class A, Class B and Class C shares (each, a "Plan"). In adopting each Plan, a majority of the Independent Trustees have concluded in accordance with the requirements of Rule 12b-1 that there is a reasonable likelihood that each Plan will benefit each Fund and its shareholders. The Trustees of the Trust believe that the Plans should result in greater sales and/or fewer redemptions of each Fund's shares, although it is impossible to know for certain the level of sales and redemptions of any Fund's shares in the absence of a Plan or under an alternative distribution arrangement.

      Under each Plan, each Fund pays IMDI a service fee, accrued daily and paid monthly, at the annual rate of up to 0.25% of the average daily net assets attributable to its Class A, Class B or Class C shares, as the case may be. This fee constitutes reimbursement to IMDI for fees paid by IMDI. The services for which service fees may be paid include, among other things, advising clients or customers regarding the purchase, sale or retention of shares of the Fund, answering routine inquiries concerning the Fund and assisting shareholders in changing options or enrolling in specific plans. Pursuant to each Plan, service fee payments made out of or charged against the assets attributable to the Fund's Class A, Class B or Class C shares must be in reimbursement for services rendered for or on behalf of the affected class. The expenses not reimbursed in any one month may be reimbursed in a subsequent month. The Class A Plan does not provide for the payment of interest or carrying charges as distribution expenses.

      Under each Fund's Class B and Class C Plans, each Fund also pays IMDI a distribution fee, accrued daily and paid monthly, at the annual rate of 0.75% of the average daily net assets attributable to its Class B or Class C shares. This fee constitutes compensation to IMDI and is not dependent on IMDI's expenses incurred. IMDI may reallow to dealers all or a portion of the service and distribution fees as IMDI may determine from time to time. The distribution fee compensates IMDI for expenses incurred in connection with activities primarily intended to result in the sale of the Fund's Class B or Class C shares, including the printing of prospectuses and reports for persons other than existing shareholders and the preparation, printing and distribution of sales literature and advertising materials. Pursuant to each Class B and Class C Plan, IMDI may include interest, carrying or other finance charges in its calculation of distribution expenses, if not prohibited from doing so pursuant to an order of or a regulation adopted by the SEC.

      Among other things, each Plan provides that (1) IMDI will submit to the Board at least quarterly, and the Trustees will review, written reports regarding all amounts expended under the Plan and the purposes for which such expenditures were made; (2) each Plan will continue in effect only so long as such continuance is approved at least annually, and any material amendment thereto is approved, by the votes of a majority of the Board, including the Independent Trustees, cast in person at a meeting called for that purpose; (3) payments by each Fund under each Plan shall not be materially increased without the affirmative vote of the holders of a majority of the outstanding shares of the relevant class; and (4) while each Plan is in effect, the selection and nomination of Independent Trustees shall be committed to the discretion of the Trustees who are not "interested persons" of the Trust.

      IMDI may make payments for distribution assistance and for administrative and accounting services from resources that may include the management fees paid by each Fund. IMDI also may make payments (such as the service fee payments described above) to unaffiliated broker-dealers for services rendered in the distribution of each Fund's shares. To qualify for such payments, shares may be subject to a minimum holding period. However, no such payments will be made to any dealer or broker if at the end of each year the amount of shares held does not exceed a minimum amount. The minimum holding period and minimum level of holdings will be determined from time to time by IMDI.

      A report of the amount expended pursuant to each Plan, and the purposes for which such expenditures were incurred, must be made to the Board for its review at least quarterly.

       The Class B Plan and underwriting agreement were amended effective March 16, 1999 to permit IMDI to sell its right to receive distribution fees under the Class B Plan and CDSCs to third parties. IMDI enters into such transactions to finance the payment of commissions to brokers at the time of sale and other distribution-related expenses. In connection with such amendments, the Trust has agreed that the distribution fee will not be terminated or modified (including a modification by change in the rules relating to the conversion of Class B shares into shares of another class) for any reason (including a termination of the underwriting agreement) except:

(i) to the extent required by a change in the 1940 Act, the rules or regulations under the 1940 Act, or the Conduct Rules of the NASD, in each case enacted, issued, or promulgated after March 16, 1999;

(ii) on a basis which does not alter the amount of the distribution payments to IMDI computed with reference to Class B shares the date of original issuance of which occurred on or before December 31, 1998;

(iii)     in connection  with a Complete  Termination (as defined in the Class B
          Plan); or

(iv) on a basis determined by the Board of Trustees acting in good faith so long as (a) neither the Trust nor any successor trust or fund or any trust or fund acquiring a substantial portion of the assets of the Trust (collectively, the "Affected Funds") nor the sponsors of the Affected Funds pay, directly or indirectly, as a fee, a trailer fee, or by way of reimbursement, any fee, however denominated, to any person for personal services, account maintenance services or other shareholder services rendered to the holder of Class B shares of the Affected Funds from and after the effective date of such modification or termination, and (b) the termination or modification of the distribution fee applies with equal effect to all outstanding Class B shares from time to time of all Affected Funds regardless of the date of issuance thereof.

      In the amendments to the underwriting agreement, the Trust has also agreed that it will not take any action to waive or change any CDSC in respect of any Class B share the date of original issuance of which occurred on or before December 31, 1998, except as provided in the Trust's prospectus or statement of additional information, without the consent of IMDI and its transferees.

      During the fiscal year ended December 31, 1998, Ivy Global Fund paid IMDI $44,345 pursuant to its Class A plan. During the fiscal year ended December 31, 1998 Ivy Global Fund paid IMDI $90,354 pursuant to its Class B plan. During the fiscal year ended December 31, 1998, the Fund paid IMDI $6,144 pursuant to its Class C plan.

      During the fiscal year ended December 31, 1998, IMDI expended the following amounts in marketing Class A shares of Ivy Global Fund: advertising $1,580; printing and mailing of prospectuses to persons other than current shareholders, $4,120; compensation to dealers, $8,372; compensation to sales personnel, $49,694; seminars and meetings, $2,093; travel and entertainment, $3,947; general and administrative, $28,496; telephone, $1,453; and occupancy and equipment rental, $4,244.

      During the fiscal year ended December 31, 1998, IMDI expended the following amounts in marketing Class B shares of Ivy Global Fund: advertising, $805; printing and mailing of prospectuses to persons other than current shareholders, $2,091; compensation to dealers, $48,238; compensation to sales personnel, $25,262; seminars and meetings, $12,059; travel and entertainment, $2,007; general and administrative, $14,473; telephone, $738; and occupancy and equipment rental $2,150.

      During the fiscal year ended December 31, 1998, IMDI expended the following amounts in marketing Class C shares of Ivy Global Fund: advertising, $55; printing and mailing of prospectuses to persons other than current shareholders, $145; compensation to dealers, $2,852; compensation to sales personnel, $1,687; seminars and meetings, $713; travel and entertainment, $133; general administrative, $964; telephone, $49; and occupancy and equipment rental, $144.

      During the fiscal year ended December 31, 1998, Ivy Global Natural Resources Fund paid IMDI $5,281 pursuant to its Class A plan. During the fiscal year ended December 31, 1998 Ivy Global Natural Resources Fund paid IMDI $19,536 pursuant to its Class B plan. During the fiscal year ended December 31, 1998, the Fund paid IMDI $932 pursuant to its Class C plan.

      During the fiscal year ended December 31, 1998, IMDI expended the following amounts in marketing Class A shares of Ivy Global Natural Resources
Fund: advertising $179; printing and mailing of prospectuses to persons other than current shareholders, $4,001; compensation to dealers, $857; compensation to sales personnel $5,622; seminars and meetings, $214; travel and entertainment, $444; general and administrative, $3,244; telephone, $167; and occupancy and equipment rental, $500.

      During the fiscal year ended December 31, 1998, IMDI expended the following amounts in marketing Class B shares of Ivy Global Natural Resources
Fund: advertising, $173; printing and mailing of prospectuses to persons other than current shareholders, $3,705; compensation to dealers, $6,766; compensation to sales personnel, $5,345; seminars and meetings, $1,692; travel and entertainment, $423; general and administrative, $3,056; telephone, $155; and occupancy and equipment rental $455.

      During the fiscal year ended December 31, 1998, IMDI expended the following amounts in marketing Class C shares of Ivy Global Natural Resources
Fund: advertising, $9; printing and mailing of prospectuses to persons other than current shareholders, $180; compensation to dealers, $258; compensation to sales personnel, $251; seminars and meetings, $64; travel and entertainment, $19; general administrative, $144; telephone, $7; and occupancy and equipment rental, $20.

      During the fiscal  year ended  December  31,  1998,  Ivy Global  Science &
Technology Fund paid IMDI $31,407 pursuant to its Class A plan. During the fiscal year ended December 31, 1998 Ivy Global Science & Technology Fund paid IMDI $83,768 pursuant to its Class B plan. During the fiscal year ended December 31, 1998, the Fund paid IMDI $70,575 pursuant to its Class C plan.

      During the fiscal year ended December 31, 1998, IMDI expended the following amounts in marketing Class A shares of Ivy Global Science & Technology
Fund: advertising $1,152; printing and mailing of prospectuses to persons other than current shareholders, $8,036; compensation to dealers, $6,521; compensation to sales personnel $36,485; seminars and meetings, $1,630; travel and entertainment, $2,912; general and administrative, $20,884; telephone, $1,060; and occupancy and equipment rental, $3,061.

      During the fiscal year ended December 31, 1998, IMDI expended the following amounts in marketing Class B shares of Ivy Global Science & Technology
Fund: advertising, $759; printing and mailing of prospectuses to persons other than current shareholders, $5,270; compensation to dealers, $56,200; compensation to sales personnel, $23,952; seminars and meetings, $14,050; travel and entertainment, $1,911; general and administrative, $13,690; telephone, $693; and occupancy and equipment rental $2,001.

      During the fiscal year ended December 31, 1998, IMDI expended the following amounts in marketing Class C shares of Ivy Global Science & Technology
Fund: advertising, $640; printing and mailing of prospectuses to persons other than current shareholders, $4,461; compensation to dealers, $33,039; compensation to sales personnel, $20,289; seminars and meetings, $8,260; travel and entertainment, $1,620; general administrative, $11,604; telephone, $588; and occupancy and equipment rental, $1,696.

      During the fiscal year ended December 31, 1998, Ivy International Fund II paid IMDI $59,094 pursuant to its Class A plan. During the fiscal year ended December 31, 1998 Ivy International Fund II paid IMDI $738,981 pursuant to its Class B plan. During the fiscal year ended December 31, 1998, the Fund paid IMDI $377,064 pursuant to its Class C plan.

      During the fiscal year ended December 31, 1998, IMDI expended the following amounts in marketing Class A shares of Ivy International Fund II: advertising $1,992; printing and mailing of prospectuses to persons other than current shareholders, $9,663; compensation to dealers, $11,030; compensation to sales personnel $64,753; seminars and meetings, $2,757; travel and entertainment, $5,212; general and administrative, $37,144; telephone, $1,881; and occupancy and equipment rental, $5,371.

      During the fiscal year ended December 31, 1998, IMDI expended the following amounts in marketing Class B shares of Ivy International Fund II: advertising, $6,200; printing and mailing of prospectuses to persons other than current shareholders, $29,821; compensation to dealers, $491,360; compensation to sales personnel, $201,942; seminars and meetings, $122,845; travel and entertainment, $16,261; general and administrative, $115,875; telephone, $5,868,and occupancy and equipment rental $16,750.

      During the fiscal year ended December 31, 1998, IMDI expended the following amounts in marketing Class C shares of Ivy International Fund II: advertising, $3,134; printing and mailing of prospectuses to persons other than current shareholders, $14,483; compensation to dealers, $178,008 compensation to sales personnel, $102,332; seminars and meetings, $44,502; travel and entertainment, $8,243; general administrative, $58,765; telephone, $2,979; and occupancy and equipment rental, $8,508.

      During the fiscal year ended December 31, 1998, Ivy International Small Companies Fund paid IMDI $2,466 pursuant to its Class A plan. During the fiscal year ended December 31, 1998 Ivy International Small Companies Fund paid IMDI $10,562 pursuant to its Class B plan. During the fiscal year ended December 31, 1998, the Fund paid IMDI $15,077 pursuant to its Class C plan.

      During the fiscal year ended December 31, 1998, IMDI expended the following amounts in marketing Class A shares of Ivy International Small Companies Fund: advertising $88; printing and mailing of prospectuses to persons other than current shareholders, $2,438; compensation to dealers, $466; compensation to sales personnel $2,785; seminars and meetings, $116; travel and entertainment, $222; general and administrative, $1,595; telephone, $81; and occupancy and equipment rental, $235.

      During the fiscal year ended December 31, 1998, IMDI expended the following amounts in marketing Class B shares of Ivy International Small Companies Fund: advertising, $96; printing and mailing of prospectuses to persons other than current shareholders, $2,566; compensation to dealers, $6,294; compensation to sales personnel, $3,003; seminars and meetings, $1,573; travel and entertainment, $240; general and administrative, $1,716; telephone, $86; and occupancy and equipment rental $250.

      During the fiscal year ended December 31, 1998, IMDI expended the following amounts in marketing Class C shares of Ivy International Small Companies Fund: advertising, $125; printing and mailing of prospectuses to persons other than current shareholders, $3,578; compensation to dealers, $4,465; compensation to sales personnel, $3,909; seminars and meetings, $1,116; travel and entertainment, $311; general administrative, $2,237; telephone, $114; and occupancy and equipment rental, $329.

      During the fiscal year ended December 31, 1998, Ivy Pan-Europe Fund paid IMDI $4,454 pursuant to its Class A plan. During the fiscal year ended December 31, 1998 Ivy Pan-Europe Fund paid IMDI $18,920 pursuant to its Class B plan. During the fiscal year ended December 31, 1998, the Fund paid IMDI $6,909 pursuant to its Class C plan.

      During the fiscal year ended December 31, 1998, IMDI expended the following amounts in marketing Class A shares of Ivy Pan-Europe Fund: advertising $157; printing and mailing of prospectuses to persons other than current shareholders, $19,553; compensation to dealers, $885; compensation to sales personnel $5,148; seminars and meetings, $221; travel and entertainment, $416; general and administrative, $2,949; telephone, $148; and occupancy and equipment rental, $421.

      During the fiscal year ended December 31, 1998, IMDI expended the following amounts in marketing Class B shares of Ivy Pan-Europe Fund:
advertising, $174; printing and mailing of prospectuses to persons other than current shareholders, $10,978; compensation to dealers, $18,564; compensation to sales personnel, $5,898; seminars and meetings, $4,641; travel and entertainment, $480; general and administrative, $3,394; telephone, $171; and occupancy and equipment rental $481.

      During the fiscal year ended December 31, 1998, IMDI expended the following amounts in marketing Class C shares of Ivy Pan-Europe Fund: advertising, $66; printing and mailing of prospectuses to persons other than current shareholders, $6,082; compensation to dealers, $5,687; compensation to sales personnel, $2,115; seminars and meetings, $1,422; travel and entertainment, $170; general administrative, $1,207; telephone, $61 and occupancy and equipment rental, $171.

      Each Plan may be amended at any time with respect to the class of shares of the Fund to which the Plan relates by vote of the Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose of considering such amendment. Each Plan may be terminated at any time with respect to the class of shares of the Fund to which the Plan relates, without payment of any penalty, by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities of that class.

      If the Distribution Agreement or the Distribution Plans are terminated (or not renewed) with respect to any of the Ivy funds (or class of shares thereof), each may continue in effect with respect to any other fund (or Class of shares thereof) as to which they have not been terminated (or have been renewed).

CUSTODIAN

      Pursuant to a Custodian Agreement with the Trust, Brown Brothers Harriman & Co. (the "Custodian"), a private bank and member of the principal securities exchanges, located at 40 Water Street, Boston, Massachusetts 02109 (the "Custodian"), maintains custody of the assets of each Fund held in the United States. Rules adopted under the 1940 Act permit the Trust to maintain its foreign securities and cash in the custody of certain eligible foreign banks and securities depositories. Pursuant to those rules, the Custodian has entered into subcustodial agreements for the holding of each Fund's foreign securities. With respect to each Fund, the Custodian may receive, as partial payment for its services to each Fund, a portion of the Trust's brokerage business, subject to its ability to provide best price and execution.

FUND ACCOUNTING SERVICES

      Pursuant to a Fund Accounting Services Agreement, MIMI provides certain accounting and pricing services for each Fund. As compensation for those services, each Fund pays MIMI a monthly fee plus out-of-pocket expenses as incurred. The monthly fee is based upon the net assets of the Fund at the preceding month end at the following rates: $1,250 when net assets are $10 million and under; $2,500 when net assets are over $10 million to $40 million; $5,000 when net assets are over $40 million to $75 million; and $6,500 when net assets are over $75 million.

      During the fiscal year ended December 31, 1998, Ivy Global Fund paid MIMI $37,768 under the agreement.

      During the fiscal year ended December 31, 1998, Ivy Global Natural Resources Fund paid MIMI $19,850 under the agreement.

       During the fiscal year ended December 31, 1998, Ivy Global Science & Technology Fund paid MIMI $38,210 under the agreement.

      During the fiscal year ended December 31, 1998, Ivy International Fund II paid MIMI $101,019 under the agreement.

      During the fiscal year ended December 31, 1998, Ivy International Small Companies Fund paid MIMI $20,384 under the agreement.

      During the fiscal year ended December 31, 1998, Ivy Pan-Europe Fund paid MIMI $19,820 under the agreement.

TRANSFER AGENT AND DIVIDEND PAYING AGENT

      Pursuant to a Transfer Agency and Shareholder Service Agreement, IMSC, a wholly owned subsidiary of MIMI, is the transfer agent for each Fund. Under the Agreement, each Fund pays a monthly fee at an annual rate of $20.00 for each open Class A, Class B, Class C and Advisor Class account. Each Fund with Class I shares pays a monthly fee at an annual rate of $10.25 per open Class I account. In addition, each Fund pays a monthly fee at an annual rate of $4.58 per account that is closed plus certain out-of-pocket expenses. Such fees and expenses for the fiscal year ended December 31, 1998 for Ivy Global Fund totaled $74,574. Such fees and expenses for the fiscal year ended December 31, 1998 for Ivy Global Natural Resources Fund totaled $17,966. Such fees and expenses for the fiscal year ended December 31, 1998 for Ivy Global Science & Technology Fund totaled $63,868. Such fees and expenses for the fiscal year ended December 31, 1998 for Ivy International Fund II totaled $316,274. Such fees and expenses for the fiscal year ended December 31, 1998 for Ivy International Small Companies Fund totaled $11,287. Such fees and expenses for the fiscal year ended December 31, 1998 for Ivy Pan-Europe Fund totaled $8,191. Certain broker-dealers that maintain shareholder accounts with each Fund through an omnibus account provide transfer agent and other shareholder-related services that would otherwise be provided by IMSC if the individual accounts that comprise the omnibus account were opened by their beneficial owners directly. IMSC pays such broker-dealers a per account fee for each open account within the omnibus account, or a fixed rate (e.g., 0.10%) fee, based on the average daily net asset value of the omnibus account (or a combination thereof).

ADMINISTRATOR

      Pursuant to an Administrative Services Agreement, MIMI provides certain administrative services to each Fund. As compensation for these services, each Fund (except with respect to its Class I shares) pays MIMI a monthly fee at the annual rate of 0.10% of the Fund's average daily net assets. Each Fund with Class I shares pays MIMI a monthly fee at the annual rate of 0.01% of its average daily net assets for Class I. Such fees for the fiscal year ended December 31, 1998 for Ivy Global Fund totaled $27,596. Such fees for the fiscal year ended December 31, 1998 for Ivy Global Natural Resources Fund totaled $4,196. Such fees for the fiscal year ended December 31, 1998 for Ivy Global Science & Technology Fund totaled $28,008. Such fees for the fiscal year ended December 31, 1998 for Ivy International Fund II totaled $135,329. Such fees for the fiscal year ended December 31, 1998 for Ivy International Small Companies Fund totaled $3,450. Such fees for the fiscal year ended December 31, 1998 for Ivy Pan-Europe Fund totaled $4,398.

      Outside of providing administrative services to the Trust, as described above, MIMI may also act on behalf of IMDI in paying commissions to broker-dealers with respect to sales of Class B and Class C shares of each Fund.

AUDITORS

      PricewaterhouseCoopers LLP, independent public accountants, has been selected as auditors for the Trust. The audit services performed by PricewaterhouseCoopers LLP include audits of the annual financial statements of each of the funds of the Trust. Other services provided principally relate to filings with the SEC and the preparation of the funds' tax returns.

                              BROKERAGE ALLOCATION

      Subject to the overall supervision of the President and the Board, IMI (or for Global Natural Resources Fund, MFC) places orders for the purchase and sale of each Fund's portfolio securities. All portfolio transactions are effected at the best price and execution obtainable. Purchases and sales of debt securities are usually principal transactions and therefore, brokerage commissions are usually not required to be paid by the Funds for such purchases and sales (although the price paid generally includes undisclosed compensation to the dealer). The prices paid to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter, and purchases of after-market securities from dealers normally reflect the spread between the bid and asked prices. In connection with OTC transactions, IMI (or MFC) attempts to deal directly with the principal market makers, except in those circumstances where IMI (or MFC) believes that a better price and execution are available elsewhere.

      IMI (or MFC) selects broker-dealers to execute transactions and evaluates the reasonableness of commissions on the basis of quality, quantity, and the nature of the firms' professional services. Commissions to be charged and the rendering of investment services, including statistical, research, and counseling services by brokerage firms, are factors to be considered in the placing of brokerage business. The types of research services provided by brokers may include general economic and industry data, and information on securities of specific companies. Research services furnished by brokers through whom the Trust effects securities transactions may be used by IMI (or MFC) in servicing all of its accounts. In addition, not all of these services may be used by IMI (or MFC) in connection with the services it provides to the Fund or the Trust. IMI (or MFC) may consider sales of shares of Ivy funds as a factor in the selection of broker-dealers and may select broker-dealers who provide it with research services. IMI (or MFC) will not, however, execute brokerage transactions other than at the best price and execution.

      During the fiscal years ended December 31, 1996, 1997 and 1998, Ivy Global Fund paid brokerage commissions of $90,904, $123,985 and $76,661, respectively.

      During the fiscal years ended December 31, 1997 and 1998, Ivy Global Natural Resources Fund paid brokerage commissions of $128,646 and $49,752, respectively.

      During the period from July 22, 1996 (commencement of operations) to December 31, 1996, and during the fiscal years ended December 31, 1997 and 1998, Ivy Global Science & Technology Fund paid brokerage commissions of $37,065, $99,546 and $110,302, respectively.

      During the period from May 13, 1997 (commencement of operations) to December 31, 1997, and the fiscal year ended December 31, 1998, Ivy International Fund II paid brokerage commissions of $332,022 and $225,584, respectively.

      During  the  fiscal  years  ended   December   31,  1997  and  1998,   Ivy
International Small Companies Fund paid brokerage commission of $14,913 and $5,087, respectively.

      During the period from May 13, 1997 (commencement of operations) to December 31, 1997, and the fiscal year ended December 31, 1998, Ivy Pan-Europe Fund paid brokerage commissions of $491 and $11,639, respectively.

      Brokerage commissions vary from year to year in accordance with the extent to which a particular Fund is more or less actively traded.

      Each Fund may, under some circumstances, accept securities in lieu of cash as payment for Fund shares. Each Fund will accept securities only to increase its holdings in a portfolio security or to take a new portfolio position in a security that IMI (or MFC) deems to be a desirable investment for each Fund. While no minimum has been established, it is expected that each Fund will not accept securities having an aggregate value of less than $1 million. The Trust may reject in whole or in part any or all offers to pay for any Fund shares with securities and may discontinue accepting securities as payment for any Fund shares at any time without notice. The Trust will value accepted securities in the manner and at the same time provided for valuing portfolio securities of each Fund, and each Fund shares will be sold for net asset value determined at the same time the accepted securities are valued. The Trust will only accept securities delivered in proper form and will not accept securities subject to legal restrictions on transfer. The acceptance of securities by the Trust must comply with the applicable laws of certain states.

                        CAPITALIZATION AND VOTING RIGHTS

      The capitalization of the Trust consists of an unlimited number of shares of beneficial interest (no par value per share). When issued, shares of each class of each Fund are fully paid, non-assessable, redeemable and fully transferable. No class of shares of any Fund has preemptive rights or subscription rights.

      The Amended and Restated Declaration of Trust permits the Trustees to create separate series or portfolios and to divide any series or portfolio into one or more classes. The Trustees have authorized nineteen series, each of which represents a fund. The Trustees have further authorized the issuance of Class A, Class B, and Class C shares for Ivy International Fund and Ivy Money Market Fund and Class A, Class B, Class C and Advisor Class shares for Ivy Asia Pacific Fund, Ivy Bond Fund, Ivy China Region Fund, Ivy Developing Nations Fund, Ivy European Opportunities Fund, Ivy Global Fund, Ivy Global Natural Resources Fund, Ivy Global Science & Technology Fund, Ivy Growth Fund, Ivy Growth with Income Fund, Ivy International Fund II, Ivy International Small Companies Fund, Ivy International Strategic Bond Fund, Ivy Pan-Europe Fund, Ivy South America Fund, Ivy US Blue Chip Fund, and Ivy US Emerging Growth Fund, as well as Class I shares for Ivy Bond Fund, Ivy European Opportunities Fund, Ivy Global Science & Technology Fund, Ivy International Fund II, Ivy International Fund, Ivy International Small Companies Fund, Ivy International Strategic Bond Fund, and Ivy US Blue Chip Fund.

      Shareholders have the right to vote for the election of Trustees of the Trust and on any and all matters on which they may be entitled to vote by law or by the provisions of the Trust's By-Laws. The Trust is not required to hold a regular annual meeting of shareholders, and it does not intend to do so. Shares of each class of each Fund entitle their holders to one vote per share (with proportionate voting for fractional shares). Shareholders of each Fund are entitled to vote alone on matters that only affect that Fund. All classes of shares of each Fund will vote together, except with respect to the distribution plan applicable to the Fund's Class A, Class B or Class C shares or when a class vote is required by the 1940 Act. On matters relating to all funds of the Trust, but affecting the funds differently, separate votes by the shareholders of each fund are required. Approval of an investment advisory agreement and a change in fundamental policies would be regarded as matters requiring separate voting by the shareholders of each fund of the Trust. If the Trustees determine that a matter does not affect the interests of a Fund, then the shareholders of that Fund will not be entitled to vote on that matter. Matters that affect the Trust in general, such as ratification of the selection of independent public accountants, will be voted upon collectively by the shareholders of all funds of the Trust.

      As used in this SAI and the Prospectus, the phrase "majority vote of the outstanding shares" of a Fund means the vote of the lesser of: (1) 67% of the shares of that Fund (or of the Trust) present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or
(2) more than 50% of the outstanding shares of that Fund (or of the Trust).

      With respect to the submission to shareholder vote of a matter requiring separate voting by a Fund, the matter shall have been effectively acted upon with respect to that Fund if a majority of the outstanding voting securities of the Fund votes for the approval of the matter, notwithstanding that: (1) the matter has not been approved by a majority of the outstanding voting securities of any other fund of the Trust; or (2) the matter has not been approved by a majority of the outstanding voting securities of the Trust.

      The Amended and Restated Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove a person serving as trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust. Shareholders will be assisted in communicating with other shareholders in connection with the removal of a Trustee as if Section 26(c) of the Act were applicable.

      The Trust's shares do not have cumulative voting rights and accordingly the holders of more than 50% of the outstanding shares could elect the entire Board, in which case the holders of the remaining shares would not be able to elect any Trustees.

      Under Massachusetts law, the Trust's shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Amended and Restated Declaration of Trust disclaims liability of the shareholders, Trustees or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust, and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by the Trust or its Trustees. The Amended and Restated Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder of any Fund held personally liable for the obligations of that Fund. The risk of a shareholder of the Trust incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations and, thus, should be considered remote. No series of the Trust is liable for the obligations of any other series of the Trust.

                          SPECIAL RIGHTS AND PRIVILEGES

      The Trust offers, and (except as noted below) bears the cost of providing, to investors the following rights and privileges. The Trust reserves the right to amend or terminate any one or more of these rights and privileges. Notice of amendments to or terminations of rights and privileges will be provided to shareholders in accordance with applicable law.

      Certain of the rights and privileges described below refer to funds, other than the Funds, whose shares are also distributed by IMDI. These funds are: Ivy Asia Pacific Fund, Ivy Bond Fund, Ivy China Region Fund, Ivy Developing Nations Fund, Ivy Growth Fund, Ivy Growth with Income Fund, Ivy International Fund, Ivy International Strategic Bond Fund, Ivy Money Market Fund, Ivy South America Fund, Ivy US Blue Chip Fund, and Ivy US Emerging Growth Fund (the other twelve series of the Trust). (Effective April 18, 1997, Ivy International Fund suspended the offer of its shares to new investors). Shareholders should obtain a current prospectus before exercising any right or privilege that may relate to these funds.

AUTOMATIC INVESTMENT METHOD

      The Automatic Investment Method, which enables a Fund shareholder to have specified amounts automatically drawn each month from his or her bank for investment in Fund shares, is available for all classes of shares. The minimum initial and subsequent investment under this method is $50 per month (except in the case of a tax qualified retirement plan for which the minimum initial and subsequent investment is $25 per month). A shareholder may terminate the Automatic Investment Method at any time upon delivery to Ivy Mackenzie Services Corp. ("IMSC") of telephone instructions or written notice. See "Automatic Investment Method" in the Prospectus. To begin the plan, complete Sections 6A and 7B of the Account Application.

EXCHANGE OF SHARES

      As described in the Prospectus, shareholders of each Fund have an exchange privilege with other Ivy funds (except Ivy International Fund unless they have an existing Ivy International Fund account). Before effecting an exchange, shareholders of a Fund should obtain and read the currently effective prospectus for the Ivy fund into which the exchange is to be made.

      INITIAL SALES CHARGE SHARES. Class A shareholders may exchange their Class A shares ("outstanding Class A shares") for Class A shares of another Ivy fund ("new Class A Shares") on the basis of the relative net asset value per Class A share, plus an amount equal to the difference, if any, between the sales charge previously paid on the outstanding Class A shares and the sales charge payable at the time of the exchange on the new Class A shares. (The additional sales charge will be waived for Class A shares that have been invested for a period of 12 months or longer.) Class A shareholders may also exchange their shares for shares of Ivy Money Market Fund (no initial sales charge will be assessed at the time of such an exchange).

      Each Fund may, from time to time, waive the initial sales charge on its Class A shares sold to clients of The Legend Group and United Planners Financial Services of America, Inc. This privilege will apply on to Class A Shares of a Fund that are purchased using all or a portion of the proceeds obtained by such clients through redemptions of shares of a mutual fund (other than one of the Funds) on which a sales charge was paid (the "NAV transfer privilege"). Purchases eligible for the NAV transfer privilege must be made within 60 days of redemption from the other fund, and the Class A shares purchased are subject to a 1.00% CDSC on shares redeemed within the first year after purchase. The NAV transfer privilege also applies to Fund shares purchased directly by clients of such dealers as long as their accounts are linked to the dealer's master account. The normal service fee, as described in the "Initial Sales Charge Alternative - Class A Shares" section of the Prospectus, will be paid to those dealers in connection with these purchases. IMDI may from time to time pay a special cash incentive to The Legend Group or United Planners Financial Services of America, Inc. in connection with sales of shares of a Fund by its registered representatives under the NAV transfer privilege. Additional information on sales charge reductions or waivers may be obtained from IMDI at the address listed on the cover of this Statement of Additional Information.

      CONTINGENT DEFERRED SALES CHARGE SHARES

      CLASS A: Class A shareholders may exchange their Class A shares that are subject to a contingent deferred sales charge ("CDSC"), as described in the Prospectus ("outstanding Class A shares"), for Class A shares of another Ivy fund ("new Class A shares") on the basis of the relative net asset value per Class A share, without the payment of any CDSC that would otherwise be due upon the redemption of the outstanding Class A shares. Class A shareholders of any Fund exercising the exchange privilege will continue to be subject to that Fund's CDSC period following an exchange if such period is longer than the CDSC period, if any, applicable to the new Class A shares.

      For purposes of computing the CDSC that may be payable upon the redemption of the new Class A shares, the holding period of the outstanding Class A shares is "tacked" onto the holding period of the new Class A shares.

      CLASS  B:  Class  B  shareholders   may  exchange  their  Class  B  shares
("outstanding Class B shares") for Class B shares of another Ivy fund ("new Class B shares") on the basis of the relative net asset value per Class B share, without the payment of any CDSC that would otherwise be due upon the redemption of the outstanding Class B shares. Class B shareholders of any Fund exercising the exchange privilege will continue to be subject to that Fund's CDSC schedule (or period) following an exchange if such schedule is higher (or such period is longer) than the CDSC schedule (or period) applicable to the new Class B shares.

      Class B shares of any Fund acquired through an exchange of Class B shares of another Ivy fund will be subject to that Fund's CDSC schedule (or period) if such schedule is higher (or such period is longer) than the CDSC schedule (or period) applicable to the Ivy fund from which the exchange was made.

      For purposes of both the conversion feature and computing the CDSC that may be payable upon the redemption of the new Class B shares (prior to conversion), the holding period of the outstanding Class B shares is "tacked" onto the holding period of the new Class B shares.
      The following CDSC table applies to Class B shares of Ivy Asia Pacific Fund, Ivy Bond Fund, Ivy China Region Fund, Ivy Developing Nations Fund, Ivy European Opportunities Fund, Ivy Global Fund, Ivy Global Natural Resources Fund, Ivy Global Science & Technology Fund, Ivy Growth Fund, Ivy Growth with Income Fund, Ivy International Fund II, Ivy International Fund, Ivy International Small Companies Fund, Ivy International Strategic Bond Fund, Ivy Pan-Europe Fund, Ivy South America Fund, Ivy US Blue Chip Fund, and Ivy US Emerging Growth Fund.

                                            CONTINGENT DEFERRED SALES CHARGE AS
                                            A PERCENTAGE OF DOLLAR AMOUNT
YEAR SINCE PURCHASE                         SUBJECT TO CHARGE

First                                                     5%
Second                                                    4%
Third                                                     3%
Fourth                                                    3%
Fifth                                                     2%
Sixth                                                     1%
Seventh and thereafter                                    0%

      CLASS  C:  Class  C  shareholders   may  exchange  their  Class  C  shares
("outstanding Class C shares") for Class C shares of another Ivy fund ("new Class C shares") on the basis of the relative net asset value per Class C share, without the payment of any CDSC that would otherwise be due upon redemption. (Class C shares are subject to a CDSC of 1.00% if redeemed within one year of the date of purchase.)

      CLASS I: Subject to the restrictions set forth in the following paragraph, Class I shareholders may exchange their outstanding Class I shares for Class I shares of another Ivy Fund on the basis of the relative net asset value per share.

      ALL CLASSES: The minimum value of shares which may be exchanged into an Ivy fund in which shares are not already held is $1,000. No exchange out of any Fund (other than by a complete exchange of all Fund shares) may be made if it would reduce the shareholder's interest in the Fund to less than $1,000.

      Each exchange will be made on the basis of the relative net asset value per share of the Ivy funds involved in the exchange next computed following receipt by IMSC of telephone instructions by IMSC or a properly executed request. Exchanges, whether written or telephonic, must be received by IMSC by the close of regular trading on the Exchange (normally 4:00 p.m., eastern time) to receive the price computed on the day of receipt. Exchange requests received after that time will receive the price next determined following receipt of the request. The exchange privilege may be modified or terminated at any time, upon at least 60 days' notice to the extent required by applicable law. See "Redemptions."

      An exchange of shares between any of the Ivy funds will result in a taxable gain or loss. Generally, this will be a capital gain or loss (long-term or short-term, depending on the holding period of the shares) in the amount of the difference between the net asset value of the shares surrendered and the shareholder's tax basis for those shares. However, in certain circumstances, shareholders will be ineligible to take sales charges into account in computing taxable gain or loss on an exchange. See "Taxation."

      With limited exceptions, gain realized by a tax-deferred retirement plan will not be taxable to the plan and will not be taxed to the participant until distribution. Each investor should consult his or her tax adviser regarding the tax consequences of an exchange transaction.

LETTER OF INTENT

      Reduced sales charges apply to initial investments in Class A shares of any Fund made pursuant to a non-binding Letter of Intent. A Letter of Intent may be submitted by an individual, his or her spouse and children under the age of 21, or a trustee or other fiduciary of a single trust estate or single fiduciary account. See the Account Application in the Prospectus. Any investor may submit a Letter of Intent stating that he or she will invest, over a period of 13 months, at least $50,000 in Class A shares of a Fund. A Letter of Intent may be submitted at the time of an initial purchase of Class A shares of a Fund or within 90 days of the initial purchase, in which case the Letter of Intent will be back dated. A shareholder may include, as an accumulation credit, the value (at the applicable offering price) of all Class A shares of Ivy Asia Pacific Fund, Ivy Bond Fund, Ivy China Region Fund, Ivy Developing Nations Fund, Ivy European Opportunities Fund, Ivy Global Fund, Ivy Global Natural Resources Fund, Ivy Global Science & Technology Fund, Ivy Growth Fund, Ivy Growth with Income Fund, Ivy International Fund II, Ivy International Fund, Ivy International Small Companies Fund, Ivy International Strategic Bond Fund, Ivy Pan-Europe Fund, Ivy South America Fund, Ivy US Blue Chip Fund and Ivy US Emerging Growth Fund (and shares that have been exchanged into Ivy Money Market Fund from any of the other funds in the Ivy Funds) held of record by him or her as of the date of his or her Letter of Intent. During the term of the Letter of Intent, the Transfer Agent will hold Class A shares representing 5% of the indicated amount (less any accumulation credit value) in escrow. The escrowed Class A shares will be released when the full indicated amount has been purchased. If the full indicated amount is not purchased during the term of the Letter of Intent, the investor is required to pay IMDI an amount equal to the difference between the dollar amount of sales charge that he or she has paid and that which he or she would have paid on his or her aggregate purchases if the total of such purchases had been made at a single time. Such payment will be made by an automatic liquidation of Class A shares in the escrow account. A Letter of Intent does not obligate the investor to buy or the Trust to sell the indicated amount of Class A shares, and the investor should read carefully all the provisions of such letter before signing.

RETIREMENT PLANS

      Shares may be purchased in connection with several types of tax-deferred retirement plans. Shares of more than one fund distributed by IMDI may be purchased in a single application establishing a single account under the plan, and shares held in such an account may be exchanged among the Ivy funds in accordance with the terms of the applicable plan and the exchange privilege available to all shareholders. Initial and subsequent purchase payments in connection with tax-deferred retirement plans must be at least $25 per participant.

      The following fees will be charged to individual shareholder accounts as described in the retirement prototype plan document:

      Retirement Plan New Account Fee                 no fee
      Retirement Plan Annual Maintenance Fee          $10.00 per fund account

      For shareholders whose retirement accounts are diversified across several Ivy funds, the annual maintenance fee will be limited to not more than $20.

      The following discussion describes the tax treatment of certain tax-deferred retirement plans under current Federal income tax law. State income tax consequences may vary. An individual considering the establishment of a retirement plan should consult with an attorney and/or an accountant with respect to the terms and tax aspects of the plan.

      INDIVIDUAL RETIREMENT ACCOUNTS: Shares of each Fund may be used as a funding medium for an Individual Retirement Account ("IRA"). Eligible individuals may establish an IRA by adopting a model custodial account available from IMSC, who may impose a charge for establishing the account. Individuals should consult their tax advisers before investing IRA assets in an Ivy fund if that fund primarily distributes exempt-interest dividends.

      An individual who has not reached age 70-1/2 and who receives compensation or earned income is eligible to contribute to an IRA, whether or not he or she is an active participant in a retirement plan. An individual who receives a distribution from another IRA, a qualified retirement plan, a qualified annuity plan or a tax-sheltered annuity or custodial account ("403(b) plan") that qualifies for "rollover" treatment is also eligible to establish an IRA by rolling over the distribution either directly or within 60 days after its receipt. Tax advice should be obtained in connection with planning a rollover contribution to an IRA.

      In general, an eligible individual may contribute up to the lesser of $2,000 or 100% of his or her compensation or earned income to an IRA each year. If a husband and wife are both employed, and both are under age 70-1/2, each may set up his or her own IRA within these limits. If both earn at least $2,000 per year, the maximum potential contribution is $4,000 per year for both. For years after 1996, the result is similar even if one spouse has no earned income; if the joint earned income of the spouses is at least $4,000, a contribution of up to $2,000 may be made to each spouse's IRA. Rollover contributions are not subject to these limits.

      An individual may deduct his or her annual contributions to an IRA in computing his or her Federal income tax within the limits described above, provided he or she (or his or her spouse, if they file a joint Federal income tax return) is not an active participant in a qualified retirement plan (such as a qualified corporate, sole proprietorship, or partnership pension, profit sharing, 401(k) or stock bonus plan), qualified annuity plan, 403(b) plan, simplified employee pension, or governmental plan. If he or she (or his or her spouse) is an active participant, whether the individual's contribution to an IRA is fully deductible, partially deductible or not deductible depends on (i) adjusted gross income and (ii) whether it is the individual or the individual's spouse who is an active participant, in the case of married individuals filing jointly. Contributions may be made up to the maximum permissible amount even if they are not deductible. Rollover contributions are not includable in income for Federal income tax purposes and therefore are not deductible from it.

      Generally, earnings on an IRA are not subject to current Federal income tax until distributed. Distributions attributable to tax-deductible contributions and to IRA earnings are taxed as ordinary income. Distributions of non-deductible contributions are not subject to Federal income tax. In general, distributions from an IRA to an individual before he or she reaches age 59-1/2 are subject to a nondeductible penalty tax equal to 10% of the taxable amount of the distribution. The 10% penalty tax does not apply to amounts withdrawn from an IRA after the individual reaches age 59-1/2, becomes disabled or dies, or if withdrawn in the form of substantially equal payments over the life or life expectancy of the individual and his or her designated beneficiary, if any, or rolled over into another IRA, amounts withdrawn and used to pay for deductible medical expenses and amounts withdrawn by certain unemployed individuals not in excess of amounts paid for certain health insurance premiums, amounts used to pay certain qualified higher education expenses, and amounts used within 120 days of the date the distribution is received to pay for certain first-time homebuyer expenses. Distributions must begin to be withdrawn not later than April 1 of the calendar year following the calendar year in which the individual reaches age 70-1/2. Failure to take certain minimum required distributions will result in the imposition of a 50% non-deductible penalty tax.

      ROTH IRAS: Shares of each Fund also may be used as a funding medium for a Roth Individual Retirement Account ("Roth IRA"). A Roth IRA is similar in numerous ways to the regular (traditional) IRA, described above. Some of the primary differences are as follows.

      A single individual earning below $95,000 can contribute up to $2,000 per year to a Roth IRA. The maximum contribution amount diminishes and gradually falls to zero for single filers with adjusted gross incomes ranging from $95,000 to $110,000. Married couples earning less than $150,000 combined, and filing jointly, can contribute a full $4,000 per year ($2,000 per IRA). The maximum contribution amount for married couples filing jointly phases out from $150,000 to $160,000. An individual whose adjusted gross income exceeds the maximum phase-out amount cannot contribute to a Roth IRA.

      An eligible individual can contribute money to a traditional IRA and a Roth IRA as long as the total contribution to all IRAs does not exceed $2,000. Contributions to a Roth IRA are not deductible. Contributions to a Roth IRA may be made even after the individual for whom the account is maintained has attained age 70 1/2.

      No distributions are required to be taken prior to the death of the original account holder. If a Roth IRA has been established for a minimum of five years, distributions can be taken tax-free after reaching age 59 1/2, for a first-time home purchase ($10,000 maximum, one time use), or upon death or disability. All other distributions from a Roth IRA (other than the amount of nondeductible contributions) are taxable and subject to a 10% tax penalty unless an exception applies. Exceptions to the 10% penalty include: reaching age 59 1/2, death, disability, deductible medical expenses, the purchase of health insurance for certain unemployed individual and qualified higher education expenses.

      An individual with an income of less than $100,000 (who is not married filing separately) can roll his or her existing IRA into a Roth IRA. However, the individual must pay taxes on the taxable amount in his or her traditional IRA. After 1998, all taxes on such a rollover will have to be paid in the tax year in which the rollover is made.

      QUALIFIED PLANS: For those self-employed individuals who wish to purchase shares of one or more Ivy funds through a qualified retirement plan, a Custodial Agreement and a Retirement Plan are available from IMSC. The Retirement Plan may be adopted as a profit sharing plan or a money purchase pension plan. A profit sharing plan permits an annual contribution to be made in an amount determined each year by the self-employed individual within certain limits prescribed by law. A money purchase pension plan requires annual contributions at the level specified in the Custodial Agreement. There is no set-up fee for qualified plans and the annual maintenance fee is $20.00 per account.

      In general, if a self-employed individual has any common law employees, employees who have met certain minimum age and service requirements must be covered by the Retirement Plan. A self-employed individual generally must contribute the same percentage of income for common law employees as for himself or herself.

      A self-employed individual may contribute up to the lesser of $30,000 or 25% of compensation or earned income to a money purchase pension plan or to a combination profit sharing and money purchase pension plan arrangement each year on behalf of each participant. To be deductible, total contributions to a profit sharing plan generally may not exceed 15% of the total compensation or earned income of all participants in the plan, and total contributions to a combination money purchase-profit sharing arrangement generally may not exceed 25% of the total compensation or earned income of all participants. The amount of compensation or earned income of any one participant that may be included in computing the deduction is limited (generally to $150,000 for benefits accruing in plan years beginning after 1993, with annual inflation adjustments). A self-employed individual's contributions to a retirement plan on his or her own behalf must be deducted in computing his or her earned income.

      Corporate employers may also adopt the Custodial Agreement and Retirement Plan for the benefit of their eligible employees. Similar contribution and deduction rules apply to corporate employers.

      Distributions from the Retirement Plan generally are made after a participant's separation from service. A 10% penalty tax generally applies to distributions to an individual before he or she reaches age 59-1/2, unless the individual (1) has reached age 55 and separated from service; (2) dies; (3) becomes disabled; (4) uses the withdrawal to pay tax-deductible medical expenses; (5) takes the withdrawal as part of a series of substantially equal payments over his or her life expectancy or the joint life expectancy of himself or herself and a designated beneficiary; or (6) rolls over the distribution.

      The Transfer Agent will arrange for Investors Bank & Trust to furnish custodial services to the employer and any participating employees.

      DEFERRED COMPENSATION FOR PUBLIC SCHOOLS AND CHARITABLE ORGANIZATIONS ("403(B)(7) ACCOUNT"): Section 403(b)(7) of the Internal Revenue Code of 1986, as amended (the "Code") permits public school systems and certain charitable organizations to use mutual fund shares held in a custodial account to fund deferred compensation arrangements with their employees. A custodial account agreement is available for those employers whose employees wish to purchase shares of the Trust in conjunction with such an arrangement. The special application for a 403(b)(7) Account is available from IMSC.

      Distributions from the 403(b)(7) Account may be made only following death, disability, separation from service, attainment of age 59-1/2, or incurring a financial hardship. A 10% penalty tax generally applies to distributions to an individual before he or she reaches age 59-1/2, unless the individual (1) has reached age 55 and separated from service; (2) dies or becomes disabled; (3)
uses the withdrawal to pay tax-deductible medical expenses; (4) takes the withdrawal as part of a series of substantially equal payments over his or her life expectancy or the joint life expectancy of himself or herself and a designated beneficiary; or (5) rolls over the distribution. There is no set-up fee for 403(b)(7) Accounts and the annual maintenance fee is $20.00 per account.

      SIMPLIFIED EMPLOYEE PENSION ("SEP") IRAS: An employer may deduct contributions to a SEP up to the lesser of $30,000 or 15% of compensation. SEP accounts generally are subject to all rules applicable to IRA accounts, except the deduction limits, and are subject to certain employee participation requirements. No new salary reduction SEPs ("SARSEPs") may be established after 1996, but existing SARSEPs may continue to be maintained, and non-salary reduction SEPs may continue to be established as well as maintained after 1996.

      SIMPLE PLANS: An employer may establish a SIMPLE IRA or a SIMPLE 401(k) for years after 1996. An employee can make pre-tax salary reduction contributions to a SIMPLE Plan, up to $6,000 a year (as indexed). Subject to certain limits, the employer will either match a portion of employee contributions, or will make a contribution equal to 2% of each employee's compensation without regard to the amount the employee contributes. An employer cannot maintain a SIMPLE Plan for its employees if the employer maintains or maintained any other qualified retirement plan with respect to which any contributions or benefits have been credited.

REINVESTMENT PRIVILEGE

      Shareholders who have redeemed Class A shares of any Fund may reinvest all or a part of the proceeds of the redemption back into Class A shares of the same Fund at net asset value (without a sales charge) within 60 days from the date of redemption. This privilege may be exercised only once. The reinvestment will be made at the net asset value next determined after receipt by IMSC of the reinvestment order accompanied by the funds to be reinvested. No compensation will be paid to any sales personnel or dealer in connection with the transaction.

          Any redemption is a taxable event. A loss realized on a redemption generally may be disallowed for tax purposes if the reinvestment privilege is exercised within 30 days after the redemption. In certain circumstances, shareholders will be ineligible to take sales charges into account in computing taxable gain or loss on a redemption if the reinvestment privilege is exercised. See "Taxation."

RIGHTS OF ACCUMULATION

      A scale of reduced sales charges applies to any investment of $50,000 or more in Class A shares of each Fund. See "Initial Sales Charge Alternative -- Class A Shares" in the Prospectus. The reduced sales charge is applicable to investments made at one time by an individual, his or her spouse and children under the age of 21, or a trustee or other fiduciary of a single trust estate or single fiduciary account (including a pension, profit sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the
Code). Rights of Accumulation is also applicable to current purchases of all of the funds of Ivy Fund (except Ivy Money Market Fund) by any of the persons enumerated above, where the aggregate quantity of Class A shares of such funds (and shares that have been exchanged into Ivy Money Market Fund from any of the other funds in the Ivy funds) and of any other investment company distributed by IMDI, previously purchased or acquired and currently owned, determined at the higher of current offering price or amount invested, plus the Class A shares being purchased, amounts to $50,000 or more for all funds other than Ivy Bond; or $100,000 or more for Ivy Bond Fund.

      At the time an investment takes place, IMSC must be notified by the investor or his or her dealer that the investment qualifies for the reduced sales charge on the basis of previous investments. The reduced sales charge is subject to confirmation of the investor's holdings through a check of the particular fund's records.

SYSTEMATIC WITHDRAWAL PLAN

      A shareholder may establish a Systematic Withdrawal Plan (a "Withdrawal Plan"), by telephone instructions or by delivery to IMSC of a written election to have his or her shares withdrawn periodically, accompanied by a surrender to IMSC of all share certificates then outstanding in such shareholder's name, properly endorsed by the shareholder. To be eligible to elect a Withdrawal Plan, a shareholder must have at least $5,000 in his or her account. A Withdrawal Plan may not be established if the investor is currently participating in the Automatic Investment Method. A Withdrawal Plan may involve the depletion of a shareholder's principal, depending on the amount withdrawn.

      A redemption under a Withdrawal Plan is a taxable event. Shareholders contemplating participating in a Withdrawal Plan should consult their tax advisers.

      Additional investments made by investors participating in a Withdrawal Plan must equal at least $1,000 each while the Withdrawal Plan is in effect. Making additional purchases while a Withdrawal Plan is in effect may be disadvantageous to the investor because of applicable initial sales charges or CDSCs.

      An investor may terminate his or her participation in the Withdrawal Plan at any time by delivering written notice to IMSC. If all shares held by the investor are liquidated at any time, participation in the Withdrawal Plan will terminate automatically. The Trust or IMSC may terminate the Withdrawal Plan option at any time after reasonable notice to shareholders.

GROUP SYSTEMATIC INVESTMENT PROGRAM

      Shares of each Fund may be purchased in connection with investment programs established by employee or other groups using systematic payroll deductions or other systematic payment arrangements. The Trust does not itself organize, offer or administer any such programs. However, it may, depending upon the size of the program, waive the minimum initial and additional investment requirements for purchases by individuals in conjunction with programs organized and offered by others. Unless shares of a Fund are purchased in conjunction with IRAs (see "How to Buy Shares" in the Prospectus), such group systematic investment programs are not entitled to special tax benefits under the Code. The Trust reserves the right to refuse purchases at any time or suspend the offering of shares in connection with group systematic investment programs, and to restrict the offering of shareholder privileges, such as check writing, simplified redemptions and other optional privileges, as described in the Prospectus, to shareholders using group systematic investment programs.

      With respect to each shareholder account established on or after September 15, 1972 under a group systematic investment program, the Trust and IMI each currently charge a maintenance fee of $3.00 (or portion thereof) that for each twelve-month period (or portion thereof) that the account is maintained. The Trust may collect such fee (and any fees due to IMI) through a deduction from distributions to the shareholders involved or by causing on the date the fee is assessed a redemption in each such shareholder account sufficient to pay such fee. The Trust reserves the right to change these fees from time to time without advance notice.

      Class A shares of each Fund are made available to Merrill Lynch Daily K Plan (the "Plan") participants at NAV without an initial sales charge if:

(i) the Plan is recordkept on a daily valuation basis by Merrill Lynch and, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets invested in broker/dealer funds not advised or managed by Merrill Lynch Asset Management, L.P. ("MLAM") that are made available pursuant to a Service Agreement between Merrill Lynch and the fund's principal underwriter or distributor and in funds advised or managed by MLAM (collectively, the "Applicable Investments");

(ii) the Plan is recordkept on a daily valuation basis by an independent recordkeeper whose services are provided through a contract or alliance arrangement with Merrill Lynch, and on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets, excluding money market funds, invested in Applicable Investments; or

(iii) the Plan has 500 or more eligible employees, as determined by Merrill Lynch plan conversion manager, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement.

      Alternatively, Class B shares of each Fund are made available to Plan participants at NAV without a CDSC if the Plan conforms with the requirements for eligibility set forth in (i) through (iii) above but either does not meet the $3 million asset threshold or does not have 500 or more eligible employees.

      Plans recordkept on a daily basis by Merrill Lynch or an independent recordkeeper under a contract with Merrill Lynch that are currently investing in Class B shares of any Fund convert to Class A shares once the Plan has reached $5 million invested in Applicable Investments, or 10 years after the date of the initial purchase by a participant under the Plan--the Plan will receive a Plan level share conversion.

                                   REDEMPTIONS

      Shares of each Fund are redeemed at their net asset value next determined after a proper redemption request has been received by IMSC, less any applicable CDSC.

      Unless a shareholder requests that the proceeds of any redemption be wired to his or her bank account, payment for shares tendered for redemption is made by check within seven days after tender in proper form, except that the Trust reserves the right to suspend the right of redemption or to postpone the date of payment upon redemption beyond seven days, (i) for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which trading on the Exchange is restricted, (ii) for any period during which an emergency exists as determined by the SEC as a result of which disposal of securities owned by a Fund is not reasonably practicable or it is not reasonably practicable for a Fund to fairly determine the value of its net assets, or (iii) for such other periods as the SEC may by order permit for the protection of shareholders of any Fund.

      The Trust may redeem those accounts of shareholders who have maintained an investment, including sales charges paid, of less than $1000 in any Fund for a period of more than 12 months. All accounts below that minimum will be redeemed simultaneously when MIMI deems it advisable. The $1,000 balance will be determined by actual dollar amounts invested by the shareholder, unaffected by market fluctuations. The Trust will notify any such shareholder by certified mail of its intention to redeem such account, and the shareholder shall have 60 days from the date of such letter to invest such additional sums as shall raise the value of such account above that minimum. Should the shareholder fail to forward such sum within 60 days of the date of the Trust's letter of notification, the Trust will redeem the shares held in such account and transmit the redemption in value thereof to the shareholder. However, those shareholders who are investing pursuant to the Automatic Investment Method will not be redeemed automatically unless they have ceased making payments pursuant to the plan for a period of at least six consecutive months, and these shareholders will be given six-months' notice by the Trust before such redemption. Shareholders in a qualified retirement, pension or profit sharing plan who wish to avoid tax consequences must "rollover" any sum so redeemed into another qualified plan within 60 days. The Trustees of the Trust may change the minimum account size.

      If a shareholder has given authorization for telephonic redemption privilege, shares can be redeemed and proceeds sent by Federal wire to a single previously designated bank account. Delivery of the proceeds of a wire redemption request of $250,000 or more may be delayed by a Fund for up to seven days if deemed appropriate under then-current market conditions. The Trust reserves the right to change this minimum or to terminate the telephonic redemption privilege without prior notice. The Trust cannot be responsible for the efficiency of the Federal wire system of the shareholder's dealer of record or bank. The shareholder is responsible for any charges by the shareholder's bank.

      Each Fund employs reasonable procedures that require personal identification prior to acting on redemption or exchange instructions communicated by telephone to confirm that such instructions are genuine. In the absence of such instructions, a Fund may be liable for any losses due to unauthorized or fraudulent telephone instructions.

                          CONVERSION OF CLASS B SHARES

      As described in the Prospectus, Class B shares of each Fund will automatically convert to Class A shares of the same Fund, based on the relative net asset values per share of the two classes, no later than the month following the eighth anniversary of the initial issuance of such Class B shares of the Fund occurs. For the purpose of calculating the holding period required for conversion of Class B shares, the date of initial issuance shall mean: (1) the date on which such Class B shares were issued, or (2) for Class B shares obtained through an exchange, or a series of exchanges, (subject to the exchange privileges for Class B shares) the date on which the original Class B shares were issued. For purposes of conversion of Class B shares, Class B shares purchased through the reinvestment of dividends and capital gain distributions paid in respect of Class B shares will be held in a separate sub-account. Each time any Class B shares in the shareholder's regular account (other than those shares in the sub-account) convert to Class A shares, a pro rata portion of the Class B shares in the sub-account will also convert to Class A shares. The portion will be determined by the ratio that the shareholder's Class B shares converting to Class A shares bears to the shareholder's total Class B shares not acquired through the reinvestment of dividends and capital gain distributions.

                                 NET ASSET VALUE

      The net asset value per share of each Fund is computed by dividing the value of that Fund's aggregate net assets (i.e., its total assets less its liabilities) by the number of the Fund's shares outstanding. For purposes of determining each Fund's aggregate net assets, receivables are valued at their realizable amounts. Each Fund's liabilities, if not identifiable as belonging to a particular class of the Fund, are allocated among the Fund's several classes based on their relative net asset size. Liabilities attributable to a particular class are charged to that class directly. The total liabilities for a class are then deducted from the class's proportionate interest in the Fund's assets, and the resulting amount is divided by the number of shares of the class outstanding to produce its net asset value per share.

      A security listed or traded on a recognized stock exchange or The Nasdaq Stock Market, Inc. ("Nasdaq") is valued at the security's last sale price on the exchange on which the security is principally traded. If no sale is reported at that time, the average between the last bid and asked price (the "Calculated Mean") is used. Unless otherwise noted herein, the value of a foreign security is determined in its national currency as of the normal close of trading on the foreign exchange on which it is traded or as of the close of regular trading on the Exchange, if that is earlier, and that value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, eastern time, on the day the value of the foreign security is determined. All other securities for which OTC market quotations are readily available are valued at the Calculated Mean.

      A debt security normally is valued on the basis of quotes obtained from at least two dealers (or one dealer who has made a market in the security) or pricing services that take into account appropriate valuation factors. Interest is accrued daily. Money market instruments are valued at amortized cost, which the Board believes approximates market value.

      An exchange-traded option is valued at the last sale price on the exchange on which it is principally traded, if available, and otherwise is valued at the last sale price on the other exchange(s). If there were no sales on any exchange, the option shall be valued at the Calculated Mean, if possible, and otherwise at the last offering price, in the case of a written option, and the last bid price, in the case of a purchased option. An OTC option is valued at the last offering price, in the case of a written option, and the last bid price, in the case of a purchased option. Exchange listed and widely-traded OTC futures (and options thereon) are valued at the most recent settlement price.

      Securities and other assets for which market prices are not readily available are priced at their "fair value" as determined by IMI in accordance with procedures approved by the Board. Trading in securities on many foreign securities exchanges is normally completed before the close of regular trading on the Exchange. Trading on foreign exchanges may not take place on all days on which there is regular trading on the Exchange, or may take place on days on which there is no regular trading on the Exchange (e.g., any of the national business holidays identified below). If events materially affecting the value of a Fund's portfolio securities occur between the time when a foreign exchange closes and the time when that Fund's net asset value is calculated (see following paragraph), such securities may be valued at fair value as determined by IMI and approved by the Board.

      Portfolio securities are valued (and net asset value per share is determined) as of the close of regular trading on the Exchange (normally 4:00 p.m., eastern time) on each day the Exchange is open for trading. The Exchange and the Trust's offices are expected to be closed, and net asset value will not be calculated, on the following national business holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. On those days when either or both of a Fund's Custodian or the Exchange close early as a result of a partial holiday or otherwise, the Trust reserves the right to advance the time on that day by which purchase and redemption requests must be received.

      The number of shares you receive when you place a purchase order, and the payment you receive after submitting a redemption request, is based on each Fund's net asset value next determined after your instructions are received in proper form by IMSC or by your registered securities dealer. Each purchase and redemption order is subject to any applicable sales charge. Since each Fund invests in securities that are listed on foreign exchanges that may trade on weekends or other days when the Funds do not price their shares, each Fund's net asset value may change on days when shareholders will not be able to purchase or redeem that Fund's shares. The sale of each Fund's shares will be suspended during any period when the determination of its net asset value is suspended pursuant to rules or orders of the SEC and may be suspended by the Board whenever in its judgment it is in a Fund's best interest to do so.

                                    TAXATION

      The following is a general discussion of certain tax rules thought to be applicable with respect to each Fund. It is merely a summary and is not an exhaustive discussion of all possible situations or of all potentially applicable taxes. Accordingly, shareholders and prospective shareholders should consult a competent tax adviser about the tax consequences to them of investing in any Fund.

      Each Fund intends to be taxed as a regulated investment company under Subchapter M of the Code. Accordingly, each Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund's assets is represented by cash, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies).

      As a regulated investment company, each Fund generally will not be subject to U.S. Federal income tax on its income and gains that it distributes to shareholders, if at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and the excess of any short-term capital gains over long-term capital losses) for the taxable year is distributed. Each Fund intends to distribute all such income.

      Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, each Fund must distribute during each calendar year, (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, each Fund intends to make distributions in accordance with the calendar year distribution requirements. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by a Fund in October, November or December of the year with a record date in such a month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year the distributions are declared, rather than the calendar year in which the distributions are received.

OPTIONS, FUTURES AND FOREIGN CURRENCY FORWARD CONTRACTS

      The taxation of equity options and OTC options on debt securities is governed by Code section 1234. Pursuant to Code section 1234, the premium received by each Fund for selling a put or call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to the Fund. If a Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option written by a Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security and any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term depending upon the holding period of the security. With respect to a put or call option that is purchased by a Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is long-term or short-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

      Some of the options, futures and foreign currency forward contracts in which each Fund may invest may be "section 1256 contracts." Gains (or losses) on these contracts generally are considered to be 60% long-term and 40% short-term capital gains or losses; however, as described below, foreign currency gains or losses arising from certain section 1256 contracts are ordinary in character. Also, section 1256 contracts held by each Fund at the end of each taxable year (and on certain other dates prescribed in the Code) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized.

      The transactions in options, futures and forward contracts undertaken by each Fund may result in "straddles" for Federal income tax purposes. The straddle rules may affect the character of gains or losses realized by each Fund. In addition, losses realized by each Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the consequences of such transactions to each Fund are not entirely clear. The straddle rules may increase the amount of short-term capital gain realized by each Fund, which is taxed as ordinary income when distributed to shareholders.

      Each Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

      Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not engage in such transactions.

      Notwithstanding any of the foregoing, each Fund may recognize gain (but not loss) from a constructive sale of certain "appreciated financial positions" if the Fund enters into a short sale, offsetting notional principal contract, futures or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment are interests (including options, futures and forward contracts and short sales) in stock, partnership interests, certain actively traded trust instruments and certain debt instruments. Constructive sale treatment of appreciated financial positions does not apply to certain transactions closed in the 90-day period ending with the 30th day after the close of a Fund's taxable year, if certain conditions are met.

CURRENCY  FLUCTUATIONS  --  "SECTION  988"  GAINS  OR  LOSSES

          Gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues receivables or liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of some investments, including debt securities denominated in a foreign currency and certain options, futures and forward contracts, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "section 988" gains or losses, increase or decrease the amount of each Fund's investment company taxable income available to be distributed to its shareholders as ordinary income.

INVESTMENT IN PASSIVE FOREIGN INVESTMENT COMPANIES

      Each Fund may invest in shares of foreign corporations which may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets, or 75% or more of its gross income is investment-type income. If a Fund receives a so-called "excess distribution" with respect to PFIC stock, the Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which a Fund held the PFIC shares. A Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

      Each Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Each Fund may elect to mark to market its PFIC shares, resulting in the shares being treated as sold at fair market value on the last business day of each taxable year. Any resulting gain would be reported as ordinary income; any resulting loss and any loss from an actual disposition of the shares would be reported as ordinary loss to the extent of any net gains reported in prior years. Under another election that currently is available in some circumstances, each Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given year.

DEBT SECURITIES ACQUIRED AT A DISCOUNT

      Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by each Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount ("OID") is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures.

      Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by each Fund in the secondary market may be treated as having market discount. Generally, gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the "accrued market discount" on such debt security. In addition, the deduction of any interest expenses attributable to debt securities having market discount may be deferred. Market discount generally accrues in equal daily installments. Each Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

      Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by each Fund may be treated as having acquisition discount, or OID in the case of certain types of debt securities. Generally, a Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. Each Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

      Each Fund generally will be required to distribute dividends to shareholders representing discount on debt securities that is currently includable in income, even though cash representing such income may not have been received by each Fund. Cash to pay such dividends may be obtained from sales proceeds of securities held by each Fund.

DISTRIBUTIONS

      Distributions of investment company taxable income are taxable to a U.S. shareholder as ordinary income, whether paid in cash or shares. Dividends paid by a Fund to a corporate shareholder, to the extent such dividends are attributable to dividends received from U.S. corporations by the Fund, may qualify for the dividends received deduction. However, the revised alternative minimum tax applicable to corporations may reduce the value of the dividends received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, designated by each Fund as capital gain dividends, are taxable to shareholders as long-term capital gains whether paid in cash or in shares, and regardless of how long the shareholder has held the Fund's shares; such distributions are not eligible for the dividends received deduction. Shareholders receiving distributions in the form of newly issued shares will have a cost basis in each share received equal to the net asset value of a share of that Fund on the distribution date. A distribution of an amount in excess of a Fund's current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder's basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder's basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares. Shareholders will be notified annually as to the U.S. Federal tax status of distributions and shareholders receiving distributions in the form of newly issued shares will receive a report as to the net asset value of the shares received.

      If the net asset value of shares is reduced below a shareholder's cost as a result of a distribution by a Fund, such distribution generally will be taxable even though it represents a return of invested capital. Shareholders should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at this time may reflect the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a distribution which generally will be taxable to them.

DISPOSITION OF SHARES

      Upon a redemption, sale or exchange of his or her shares, a shareholder will realize a taxable gain or loss depending upon his or her basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and, if so, will be long-term or short-term, depending upon the shareholder's holding period for the shares. Any loss realized on a redemption sale or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six-months or less will be treated for tax purposes as a long-term capital loss to the extent of any distributions of capital gain dividends received or treated as having been received by the shareholder with respect to such shares.

      In some cases, shareholders will not be permitted to take all or portion of their sales loads into account for purposes of determining the amount of gain or loss realized on the disposition of their shares. This prohibition generally applies where (1) the shareholder incurs a sales load in acquiring the shares of a Fund, (2) the shares are disposed of before the 91st day after the date on which they were acquired, and (3) the shareholder subsequently acquires shares in the same Fund or another regulated investment company and the otherwise applicable sales charge is reduced under a "reinvestment right" received upon the initial purchase of Fund shares. The term "reinvestment right" means any right to acquire shares of one or more regulated investment companies without the payment of a sales load or with the payment of a reduced sales charge. Sales charges affected by this rule are treated as if they were incurred with respect to the shares acquired under the reinvestment right. This provision may be applied to successive acquisitions of fund shares.

FOREIGN WITHHOLDING TAXES

      Income received by each Fund from sources within a foreign country may be subject to withholding and other taxes imposed by that country.

      If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, that Fund will be eligible and may elect to "pass-through" to its shareholders the amount of foreign income and similar taxes paid by the Fund. Pursuant to this election, a shareholder will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign income and similar taxes paid by the Fund, and will be entitled either to deduct his or her pro rata share of foreign income and similar taxes in computing his or her taxable income or to use it as a foreign tax credit against his or her U.S. Federal income taxes, subject to limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Foreign taxes generally may not be deducted by a shareholder that is an individual in computing the alternative minimum tax. Each shareholder will be notified within 60 days after the close of each Fund's taxable year whether the foreign taxes paid by that Fund will "pass-through" for that year and, if so, such notification will designate (1) the shareholder's portion of the foreign taxes paid to each such country and (2) the portion of the dividend which represents income derived from sources within each such country.

      Generally, except in the case of certain electing individual taxpayers who have limited creditable foreign taxes and no foreign source income other than passive investment-type income, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if a Fund makes the election described in the preceding paragraph, the source of that Fund's income flows through to its shareholders. With respect to each Fund, gains from the sale of securities generally will be treated as derived from U.S. sources and section 988 gains will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, including foreign source passive income received from each Fund. In addition, the foreign tax credit may offset only 90% of the revised alternative minimum tax imposed on corporations and individuals. Furthermore, the foreign tax credit is eliminated with respect to foreign taxes withheld on dividends if the dividend-paying shares or the shares of a Fund are held by the Fund or the shareholder, as the case may be, for less than 16 days (46 days in the case of preferred shares) during the 30-day period (90-day period for preferred shares) beginning 15 days (45 days for preferred shares) before the shares become ex-dividend. In addition, if a Fund fails to satisfy these holding period requirements, it cannot elect to pass through to shareholders the ability to claim a deduction for related foreign taxes.

      The foregoing is only a general description of the foreign tax credit under current law. Because application of the credit depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisers.

BACKUP WITHHOLDING

      Each Fund will be required to report to the Internal Revenue Service ("IRS") all taxable distributions as well as gross proceeds from the redemption of that Fund's shares, except in the case of certain exempt shareholders. All such distributions and proceeds will be subject to withholding of Federal income tax at a rate of 31% ("backup withholding") in the case of non-exempt shareholders if (1) the shareholder fails to furnish a Fund with and to certify the shareholder's correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. If the withholding provisions are applicable, any such distributions or proceeds, whether reinvested in additional shares or taken in cash, will be reduced by the amounts required to be withheld.

      Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. This discussion does not purport to deal with all of the tax consequences applicable to each Fund or shareholders. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in any Fund.

                             PERFORMANCE INFORMATION

      Performance information for the classes of shares of each Fund may be compared, in reports and promotional literature, to: (i) the S&P 500 Index, the Dow Jones Industrial Average ("DJIA"), or other unmanaged indices so that investors may compare each Fund's results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general; (ii) other groups of mutual funds tracked by Lipper Analytical Services, a widely used independent research firm that ranks mutual funds by overall performance, investment objectives and assets, or tracked by other services, companies, publications or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in each Fund. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions or administrative and management costs and expenses. Performance rankings are based on historical information and are not intended to indicate future performance.

      AVERAGE ANNUAL TOTAL RETURN. Quotations of standardized average annual total return ("Standardized Return") for a specific class of shares of each Fund will be expressed in terms of the average annual compounded rate of return that would cause a hypothetical investment in that class of that Fund made on the first day of a designated period to equal the ending redeemable value ("ERV") of such hypothetical investment on the last day of the designated period, according to the following formula:

      P(1 + T){superscript n} = ERV

Where:            P     =     a hypothetical initial payment of $1,000 to
                              purchase shares of a specific class

                  T     =     the average annual total return of shares of
that class

                  n     =     the number of years

                  ERV   =     the ending redeemable value of a hypothetical
                             $1,000 payment made at the beginning of the period.

      For purposes of the above computation for each Fund, it is assumed that all dividends and capital gains distributions made by that Fund are reinvested at net asset value in additional shares of the same class during the designated period. In calculating the ending redeemable value for Class A shares and assuming complete redemption at the end of the applicable period, the maximum 5.75% sales charge is deducted from the initial $1,000 payment and, for Class B and Class C shares, the applicable CDSC imposed upon redemption of Class B or Class C shares held for the period is deducted. Standardized Return quotations for each Fund do not take into account any required payments for federal or state income taxes. Standardized Return quotations for Class B shares for periods of over eight years will reflect conversion of the Class B shares to Class A shares at the end of the eighth year. Standardized Return quotations are determined to the nearest 1/100 of 1%.

      Each Fund may, from time to time, include in advertisements, promotional literature or reports to shareholders or prospective investors total return data that are not calculated according to the formula set forth above ("Non-Standardized Return"). Neither initial nor CDSCs are taken into account in calculating Non-Standardized Return; a sales charge, if deducted, would reduce the return.

      The following tables summarize the calculation of Standardized and Non-Standardized Return for the Class A, Class B, Class C and Class I (where applicable) shares of each Fund for the periods indicated. In determining the average annual total return for a specific class of shares of each Fund, recurring fees, if any, that are charged to all shareholder accounts are taken into consideration. For any account fees that vary with the size of the account of each Fund, the account fee used for purposes of the following computations is assumed to be the fee that would be charged to the mean account size of the Fund.

                          IVY GLOBAL FUND
                       STANDARDIZED RETURN[*]
                 CLASS A[1]   CLASS B[2]   CLASS C[3]
Year ended
December 31,
1998             2.35%        2.69%        6.30%
Five years
ended December
31, 1998         3.03%        N/A          N/A
 Inception [#]
to year ended
December 31,     6.78%        4.11%        (0.06)%
1998[7]:

                    NON-STANDARDIZED RETURN[**]
                 CLASS A[4]   CLASS B[5]   CLASS C[6]
Year ended
December 31,
1998             8.59%        7.69%        7.30%
Five years
ended December
31, 1998         4.26%        N/A          N/A
Inception [#]
to year ended
December 31,     7.61%        4.46%        (0.06)%
1998[7]:
---------------------------------------------------------------------


      [*] The Standardized Return figures for Class A shares reflect the deduction of the maximum initial sales charge of 5.75%. The Standardized Return figures for Class B and C shares reflect the deduction of the applicable CDSC imposed on redemption of Class B or C shares held for the period.

      [**] The Non-Standardized Return figures do not reflect the deduction of any initial sales charge or CDSC.

      [#] The inception date for the Fund (Class A shares) was April 18, 1991. The inception dates for the Class B and Class C shares of the Fund were April 1, 1994 and April 30, 1996, respectively. Until December 31, 1994, Mackenzie Investment Management Inc. served as investment adviser to the Fund.

      [1] The Standardized Return figures for the Class A shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class A shares for the period from inception through December 31, 1998 and the one and five year periods ended December 31, 1998 would have been 6.10%, 1.90% and 2.87%, respectively.

      [2] The Standardized Return figures for the Class B shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class B shares for the period from inception through December 31, 1998 and the one year period ended December 31, 1998 would have been 3.96% and 2.31%, respectively. (Since the inception date for Class B shares was April 1, 1994, there were no Class B shares outstanding for the duration of the five year period ended December 31, 1998.)

      [3] The Standardized Return figures for the Class C shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class C shares for the period from inception through December 31, 1998 and the one year period ended December 31, 1998 would have been (0.25)% and 5.74%, respectively. (Since the inception date for Class C shares was April 30, 1996, there were no outstanding Class C shares for the duration of the five year period ended December 31, 1998.)

      [4] The Non-Standardized Return figures for Class A shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class A shares for the period from inception through December 31, 1998 and the one and five year periods ended December 31, 1998 would have been 6.92%, 8.12% and 4.10%, respectively.

      [5] The Non-Standardized Return figures for Class B shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class B shares for the period from inception through December 31, 1998 and the one year period ended December 31, 1998 would have been 4.32% and 7.29%, respectively. (Since the inception date for Class B shares was April 1, 1994, there were no Class B shares outstanding for the duration of the five year period ended December 31, 1998.)

      [6] The Non-Standardized Return figures for Class C shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class C shares for the period from inception through December 31, 1998 and the one year period ended December 31, 1998 would have been (0.25)% and 6.74%, respectively. (Since the inception date for Class C shares was April 30, 1996, there were no outstanding Class C shares for the duration of the five year period ended December 31, 1998.)

      [7] The total return for a period less than a full year is calculated on an aggregate basis and is not annualized.

                 IVY GLOBAL NATURAL RESOURCES FUND
                       STANDARDIZED RETURN[*]
                 CLASS A[1]   CLASS B[2]   CLASS C[3]
Year ended       (33.41)%     (33.33)%     (31.19)%
December 31,
1998:
 Inception [#]   (15.68)%     (15.45)%     (14.17)%
to year ended
December 31,
1998[7]:
                    NON-STANDARDIZED RETURN[**]
                 CLASS A[4]   CLASS B[5]   CLASS C[6]
Year ended       (29.35)%     (29.82)%     (30.49)%
December 31,
1998:
Inception [#]    (13.11)%     (13.67)%     (14.17)%
to year ended
December 31,
1998[7]:
---------------------------------------------------------------------

      [*] The Standardized Return figures for Class A shares reflect the deduction of the maximum initial sales charge of 5.75%. The Standardized Return figures for Class B and C shares reflect the deduction of the applicable CDSC imposed on redemption of Class B or C shares held for the period.

      [**] The Non-Standardized Return figures do not reflect the deduction of any initial sales charge or CDSC.

      [#]   The inception date for the Fund was January 1, 1997.

      [1] The Standardized Return figures for the Class A shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class A shares for the period from inception through December 31, 1998 and the one year ended December 31, 1998 would have been (17.71)% and (36.53)%, respectively.

      [2] The Standardized Return figures for the Class B shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class B shares for the period from inception through December 31, 1998 and the one year ended December 31, 1998 would have been (17.42)% and (36.35)%, respectively.

      [3] The Standardized Return figures for the Class C shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class C shares for the period from inception through December 31, 1998 and the one year ended December 31, 1998 would have been (17.17)% and (35.88)%, respectively.

      [4] The Non-Standardized Return figures for Class A shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class A shares for the period from inception through December 31, 1998 and the one year ended December 31, 1998 would have been (15.23)% and (32.64)%, respectively.

      [5] The Non-Standardized Return figures for Class B shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class B shares for the period from inception through December 31, 1998 and the one year ended December 31, 1998 would have been (15.70)% and (32.98)%, respectively.

      [6] The Non-Standardized Return figures for Class C shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class C shares for the period from inception through December 31, 1998 and the one year ended December 31, 1998 would have been (17.17)% and (35.23)%, respectively.

      [7] The total return for a period less than a full year is calculated on an aggregate basis and is not annualized.

                 IVY GLOBAL SCIENCE & TECHNOLOGY FUND
                        STANDARDIZED RETURN[*]
                 CLASS A[1]   CLASS B[2]   CLASS C[3]   CLASS I[4]
Year ended
December 31,
1998             27.48%       29.20%       33.37%             N/A
Inception [#]
to year ended
December 31,     38.96%       40.78%       41.64%             N/A
1998: [8]
                     NON-STANDARDIZED RETURN[**]
                 CLASS A[5]   CLASS B[6]   CLASS C[7]   CLASS I[4]
Year ended
December 31,
1998             35.26%       34.20%       34.37%             N/A
Inception [#]
to year ended
December 31,     42.30%       41.45%       41.64%             N/A
1998: [8]
--------------------------------------------------------


      [*] The Standardization Return figures for Class A shares reflect the deduction of the maximum initial sales charge of 5.75%. The Standardized Return figures for Class B and C shares reflect the deduction of the applicable CDSC imposed on redemption of Class B or C shares held for the period. Class I shares are not subject to an initial sales charge or a CDSC; therefore, the Non-Standardized Return Figures would be identical to the Standardized Return Figures.

      [**] The Non-Standardized Return figures do not reflect the deduction of any initial sales charge or CDSC.

      [#] The inception date for the Fund (and Class A, Class B, Class C and Class I shares of the Fund) was July 22, 1996.

      [1] The Standardized Return figures for the Class A shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class A shares for the period from inception through December 31, 1998 and the one year ended December 31, 1998 would have been 38.87% and 27.48%, respectively.

      [2] The Standardized Return figures for the Class B shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class B shares for the period from inception through December 31, 1998 and the one year ended December 31, 1998 would have been 40.73% and 29.20%, respectively.

      [3] The Standardized Return figures for the Class C shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class C shares for the period from inception through December 31, 1998 and the one year ended December 31, 1998 would have been 41.59% and 33.37%, respectively.

      [4] Class I shares are not subject to an initial sales charge or a CDSC; therefore the Non-Standardized and Standardized Return figures would be identical. However, there were no outstanding Class I shares during the periods indicated.

      [5] The Non-Standardized Return figures for Class A shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class A shares for the period from inception through December 31, 1998 and the one year ended December 31, 1998 would have been 42.28% and 35.26%, respectively.

      [6] The Non-Standardized Return figures for Class B shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class B shares for the period from inception through December 31, 1998 and the one year ended December 31, 1998 would have been 41.48% and 34.20%, respectively.

      [7] The Non-Standardized Return figures for Class C shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class C shares for the period from inception through December 31, 1998 and the one year ended December 31, 1998 would have been 41.59% and 34.37%, respectively.

      [8] The total return for a period less than a full year is calculated on an aggregate basis and is not annualized.

                      IVY INTERNATIONAL FUND II
                        STANDARDIZED RETURN[*]
                 CLASS A[1]   CLASS B[2]   CLASS C[3]   CLASS I[4]
Year ended
December 31,
1998             0.50%        0.84%        4.79%              N/A
 Inception [#]
to year ended
December 31,     (6.12)%      (5.81)%      (3.48)%            N/A
1998[8]:
                     NON-STANDARDIZED RETURN[**]

                 CLASS A[5]   CLASS B[6]   CLASS C[7]   CLASS I[4]
Year ended
December 31,
1998             6.63%        5.84%        5.79%              N/A
Inception [#]
to year ended
December 31,     (2.68)%      (3.45)%      (3.48)%            N/A
1998[8]:
--------------------------------------------------------

      [*] The Standardized Return figures for Class A shares reflect the deduction of the maximum initial sales charge of 5.75%. The Standardized Return figures for Class B and C shares reflect the deduction of the applicable CDSC imposed on redemption of Class B or C shares held for the period. Class I shares are not subject to an initial sales change or to a CDSC; therefore, the Non-Standardized Return Figures would be identical to the Standardized Return Figures.

      [**] The Non-Standardized Return figures do not reflect the deduction of any initial sales charge or CDSC.

      [#] The inception date for the Fund (and Class A, Class B, Class C and Class I shares of the Fund) was May 13, 1997.

      [1] The Standardized Return figures for the Class A shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class A shares for the period from inception through December 31, 1998 and the one year ended December 31, 1998 would have been (6.20)% and 0.37%, respectively.

      [2] The Standardized Return figures for the Class B shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class B shares for the period from inception through December 31, 1998 and the one year ended December 31, 1998 would have been (5.89)% and 0.71%, respectively.

      [3] The Standardized Return figures for the Class C shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class C shares for the period from inception through December 31, 1998 and the one year ended December 31, 1998 would have been (3.56)% and 4.66%, respectively.

      [4] Class I shares are not subject to an initial sales charge or a CDSC; therefore the Non-Standardized and Standardized Return figures would be identical. However, there were no outstanding Class I shares during the periods indicated.

      [5] The Non-Standardized Return figures for Class A shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class A shares for the period from inception through December 31, 1998 and the one year ended December 31, 1998 would have been (2.75)% and 6.49%, respectively.

      [6] The Non-Standardized Return figures for Class B shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class B shares for the period from inception through December 31, 1998 and the one year ended December 31, 1998 would have been (3.52)% and 5.71%, respectively.

      [7] The Non-Standardized Return figures for Class C shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class C shares for the period from inception through December 31, 1998 and the one year ended December 31, 1998 would have been (3.56)% and 5.66%, respectively.

      [8] The total return for a period less than a full year is calculated on an aggregate basis and is not annualized.

                IVY INTERNATIONAL SMALL COMPANIES FUND
                        STANDARDIZED RETURN[*]
                 CLASS A[1]   CLASS B[2]   CLASS C[3]   CLASS I[4]
Year ended
December 31,
1998             (0.81)%      (0.54)%      3.55%              N/A
 Inception [#]
to year ended
December 31,     (6.88)%      (6.73)%      (4.72)%            N/A
1998:
                     NON-STANDARDIZED RETURN[**]
                 CLASS A[5]   CLASS B[6]   CLASS C[7]   CLASS I[4]
Year ended
December 31,
1998             5.24%        4.46%        4.55%              N/A
Inception [#]
to year ended
December 31,     (4.06)%      (4.79)%      (4.72)%            N/A
1998:
--------------------------------------------------------


      [*] The Standardization Return figures for Class A shares reflect the deduction of the maximum initial sales charge of 5.75%. The Standardized Return figures for Class B and C shares reflect the deduction of the applicable CDSC imposed on redemption of Class B or C shares held for the period.

      [**] The Non-Standardized Return figures do not reflect the deduction of any initial sales charge or CDSC.

      [#] The inception date for Ivy International Small Companies Fund (and Class A, Class B, Class C and Class I shares of the Fund) was January 1, 1997.

      [1] The Standardized Return figures for the Class A shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class A shares for the period from inception through December 31, 1998 and the one year ended December 31, 1998 would have been (9.63)% and (4.85)%, respectively.

      [2] The Standardized Return figures for the Class B shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class B shares for the period from inception through December 31, 1998 and the one year ended December 31, 1998 would have been (9.23)% and (4.44)%, respectively.

      [3] The Standardized Return figures for the Class C shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class C shares for the period from inception through December 31, 1998 and the one year ended December 31, 1998 would have been (7.85)% and (1.42)%, respectively.

      [4] Class I shares are not subject to an initial sales charge or a CDSC; therefore the Non-Standardized and Standardized Return figures would be identical. However, there were no outstanding Class I shares during the periods indicated.

      [5] The Non-Standardized Return figures for Class A shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class A shares for the period from inception through December 31, 1998 and the one year ended December 31, 1998 would have been (6.90)% and 0.98%, respectively.

      [6] The Non-Standardized Return figures for Class B shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class B shares for the period from inception through December 31, 1998 and the one year ended December 31, 1998 would have been (7.34)% and 0.38%, respectively.

      [7] The Non-Standardized Return figures for Class C shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class C shares for the period from inception through December 31, 1998 and the one year ended December 31, 1998 would have been (7.85)% and (0.42)%, respectively.

                  IVY PAN-EUROPE FUND
                STANDARDIZED RETURN[*]
                 CLASS A[1]   CLASS B[2]   CLASS C[3]
Year ended
December 31,
1998:            0.59%        0.98%              N/A
 Inception [#]
to year ended
December 31,     3.71%        4.54%        1.67%
1998[7]:
              NON-STANDARDIZED RETURN[**]
                 CLASS A[4]   CLASS B[5]   CLASS C[6]
Year ended
December 31,
1998:            6.72%        5.98%              N/A
Inception [#]
to year ended
December 31,     7.55%        6.91%        2.38%
1998[7]:
--------------------------------------------------------


      [*] The Standardized Return figures for Class A shares reflect the deduction of the maximum initial sales charge of 5.75%. The Standardized Return figures for Class B and C shares reflect the deduction of the applicable CDSC imposed on redemption of Class B or C shares held for the period.

      [**] The Non-Standardized Return figures do not reflect the deduction of any initial sales charge or CDSC.

      [#] The inception date for the Fund (Class A and Class B shares) was May 13, 1997. Class C shares were first offered on January 29, 1998.

      [1] The Standardized Return figures for the Class A shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class A shares for the period from inception through December 31, 1998 and the one year ended December 31, 1998 would have been (3.92)% and (2.49)%, respectively.

      [2] The Standardized Return figures for the Class B shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class B shares for the period from inception through December 31, 1998 and the one year ended December 31, 1998 would have been 0.19% and (2.11)%, respectively.

      [3] The Standardized Return figures for the Class C shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class C shares for the period from inception through December 31, 1998 would have been 1.09%.

      [4] The Non-Standardized Return figures for Class A shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class A shares for the period from inception through December 31, 1998 and the one year ended December 31, 1998 would have been (0.34)% and 3.48%, respectively.

      [5] The Non-Standardized Return figures for Class B shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class B shares for the period from inception through December 31, 1998 and the one year ended December 31, 1998 would have been 2.45% and 2.75%, respectively.

      [6] The Non-Standardized Return figures for Class C shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class C shares for the period from inception through December 31, 1998 would have been 2.09%.

      [7] The total return for a period less than a full year is calculated on an aggregate basis and is not annualized.

      CUMULATIVE TOTAL RETURN. Cumulative total return is the cumulative rate of return on a hypothetical initial investment of $1,000 in a specific class of shares of a particular Fund for a specified period. Cumulative total return quotations reflect changes in the price of a Fund's shares and assume that all dividends and capital gains distributions during the period were reinvested in Fund shares. Cumulative total return is calculated by computing the cumulative rates of return of a hypothetical investment in a specific class of shares of a Fund over such periods, according to the following formula (cumulative total return is then expressed as a percentage):

      C = (ERV/P) - 1

      Where:     C     =     cumulative total return

                 P     =     a hypothetical initial
                             investment of $1,000 to purchase shares of a specific class

                ERV    =      ending  redeemable  value:  ERV is the value, at
                              the end of the applicable period, of a
                              hypothetical $1,000 investment made at the beginning of the applicable period.

                                 IVY GLOBAL FUND

      The following table summarizes the calculation of Cumulative Total Return for the periods indicated through December 31, 1998, assuming the maximum 5.75% sales charge has been assessed.

                     ONE YEAR         FIVE YEARS         SINCE INCEPTION

Class A                2.35%            16.09%               65.88%
Class B                2.69%              N/A                21.07%
Class C                6.30%              N/A                (0.15)%

      The following table summarizes the calculation of Cumulative Total Return for the periods indicated through December 31, 1998, assuming the maximum 5.75% sales charge has not been assessed.

                     ONE YEAR         FIVE YEARS       SINCE INCEPTION[*]

Class A                8.59%            23.17%               76.00%
Class B                7.69%              N/A                23.07%
Class C                7.30%              N/A                (0.15)%
---------------------------

      [*] The inception date for the was (Class A shares of the Fund) was April 18, 1993; the inception date for Class B shares of the Fund was April 1, 1994; and the inception date for Class C shares of the Fund was April 30, 1996. Until December 31, 1994, Mackenzie Investment Management Inc. served as investment adviser to the Fund.

                            IVY GLOBAL NATURAL RESOURCES FUND

       The following table summarizes the calculation of Cumulative Total Return for Ivy Global Natural Resources Fund for the periods indicated through December 31, 1998, assuming the maximum 5.75% sales charge has been assessed.

                          ONE YEAR                   SINCE INCEPTION[*]

Class A                   (33.41)%                        (28.78)%
Class B                   (33.33)%                        (28.40)%
Class C                   (31.19)%                        (26.26)%

       The following table summarizes the calculation of Cumulative Total Return for Ivy Global Natural Resources Fund for the periods indicated through December 31, 1998, assuming the maximum 5.75% sales charge has not been assessed.

                          ONE YEAR                   SINCE INCEPTION[*]

Class A                   (29.35)%                        (24.44)%
Class B                   (29.82)%                        (25.41)%
Class C                   (30.49)%                        (26.26)%
---------------------------

      [*]   The inception date for the Fund was January 1, 1997.

                      IVY GLOBAL SCIENCE & TECHNOLOGY FUND

      The following table summarizes the calculation of Cumulative Total Return for the periods indicated through December 31, 1998, assuming the maximum 5.75% sales charge has been assessed.

                          ONE YEAR                   SINCE INCEPTION[*]

Class A                    27.48%                         123.18%
Class B                    29.20%                         130.37%
Class C                    33.37%                         134.15%
Class I                      N/A                            N/A

      The following table summarizes the calculation of Cumulative Total Return for the periods indicated through December 31, 1998, assuming the maximum 5.75% sales charge has not been assessed.

                          ONE YEAR                   SINCE INCEPTION[*]

Class A                    35.26%                         136.79%
Class B                    34.20%                         133.37%
Class C                    34.37%                         134.15%
Class I                      N/A                            N/A
---------------------------

      [*] The inception date for the Fund (Class A, Class B, Class C and I shares) was July 22, 1996.

                            IVY INTERNATIONAL FUND II

      The following table summarizes the calculation of Cumulative Total Return for the periods indicated through December 31, 1998, assuming the maximum 5.75% sales charge has been assessed.

                                       ONE YEAR          SINCE INCEPTION [*]

           Class A                      0.50%                  (9.84)%
           Class B                      0.84%                  (9.35)%
           Class C                      4.79%                  (5.62)%
           Class I                       N/A                     N/A

      The following table summarizes the calculation of Cumulative Total Return for the periods indicated through December 31, 1998, assuming the maximum 5.75% sales charge has not been assessed.

                                       ONE YEAR          SINCE INCEPTION [*]

           Class A                      6.63%                  (4.34)%
           Class B                      5.84%                  (5.58)%
           Class C                      5.79%                  (5.62)%
           Class I                       N/A                     N/A
---------------------------

[*] The inception date for the Fund (Class A, Class B, Class C and Class I shares) was May 13, 1997.

                     IVY INTERNATIONAL SMALL COMPANIES FUND

      The following table summarizes the calculation of Cumulative Total Return for the periods indicated through December 31, 1998, assuming the maximum 5.75% sales charge has been assessed.

                                       ONE YEAR             SINCE INCEPTION [*]

           Class A                     (0.81)%                    (13.23)%
           Class B                     (0.54)%                    (12.95)%
           Class C                      3.55%                     (9.19)%
           Class I                       N/A                        N/A

      The following table summarizes the calculation of Cumulative Total Return for the periods indicated through December 31, 1998, assuming the maximum 5.75% sales charge has not been assessed.

                                       ONE YEAR             SINCE INCEPTION [*]

           Class A                      5.24%                     (7.94)%
           Class B                     (4.46)%                    (9.32)%
           Class C                      4.55%                     (9.19)%
           Class I                       N/A                        N/A
---------------------------

      [*] The inception date for the Fund (Class A, Class B, Class C and Class I shares) was January 1, 1997.

                               IVY PAN-EUROPE FUND

      The following table summarizes the calculation of Cumulative Total Return for the periods indicated through December 31, 1998, assuming the maximum 5.75% sales charge has been assessed.

                          ONE YEAR                   SINCE INCEPTION[*]

Class A                    (0.59)%                         6.16%
Class B                    (0.98)%                         7.55%
Class C                      N/A                           2.38%

      The following table summarizes the calculation of Cumulative Total Return for the periods indicated through December 31, 1998, assuming the maximum 5.75% sales charge has not been assessed.

                          ONE YEAR                   SINCE INCEPTION[*]

Class A                     6.72%                          12.64%
Class B                     5.98%                          11.55%
Class C                      N/A                           2.38%
---------------------------

      [*] The inception date for the Ivy Pan-Europe Fund (Class A and Class B shares) was May 13, 1997. Class C shares were first offered on January 29, 1998.

      OTHER  QUOTATIONS,  COMPARISONS  AND GENERAL  INFORMATION.  The  foregoing computation methods are prescribed for advertising and other communications subject to SEC Rule 482. Communications not subject to this rule may contain a number of different measures of performance, computation methods and assumptions, including but not limited to: historical total returns; results of actual or hypothetical investments; changes in dividends, distributions or share values; or any graphic illustration of such data. These data may cover any period of the Trust's existence and may or may not include the impact of sales charges, taxes or other factors.

      Performance quotations for each Fund will vary from time to time depending on market conditions, the composition of that Fund's portfolio and operating expenses of that Fund. These factors and possible differences in the methods used in calculating performance quotations should be considered when comparing performance information regarding a Fund's shares with information published for other investment companies and other investment vehicles. Performance quotations should also be considered relative to changes in the value of each Fund's shares and the risks associated with each Fund's investment objectives and policies. At any time in the future, performance quotations may be higher or lower than past performance quotations and there can be no assurance that any historical performance quotation will continue in the future.

      Each Fund may also cite endorsements or use for comparison its performance rankings and listings reported in such newspapers or business or consumer publications as, among others: AAII Journal, Barron's, Boston Business Journal, Boston Globe, Boston Herald, Business Week, Consumer's Digest, Consumer Guide Publications, Changing Times, Financial Planning, Financial World, Forbes, Fortune, Growth Fund Guide, Houston Post, Institutional Investor, International Fund Monitor, Investor's Daily, Los Angeles Times, Medical Economics, Miami Herald, Money Mutual Fund Forecaster, Mutual Fund Letter, Mutual Fund Source Book, Mutual Fund Values, National Underwriter, Nelson's Directory of Investment Managers, New York Times, Newsweek, No Load Fund Investor, No Load Fund* X, Oakland Tribune, Pension World, Pensions and Investment Age, Personal Investor, Rugg and Steele, Time, U.S. News and World Report, USA Today, The Wall Street Journal, and Washington Post.

                              FINANCIAL STATEMENTS

      Each Fund's (except Ivy European Opportunities Fund) Portfolio of Investments as of December 31, 1998, Statement of Assets and Liabilities as of December 31, 1998, Statement of Operations for the fiscal year ended December 31, 1998, Statement of Changes in Net Assets for the fiscal year ended December 31, 1998, Financial Highlights, Notes to Financial Statements, and Report of Independent Accountants, which are included in each Fund's December 31, 1998 Annual Report to shareholders, are incorporated by reference into this SAI. Ivy European Opportunities Fund's Statement of Assets and Liabilities as of April 28, 1999 and the notes thereto are attached hereto as Appendix B.

                                   APPENDIX A
          DESCRIPTION OF STANDARD & POOR'S RATINGS GROUP ("S&P") AND
            MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") CORPORATE
                        BOND AND COMMERCIAL PAPER RATINGS

[From "Moody's Bond Record," November 1994 Issue (Moody's Investors Service, New York, 1994), and "Standard & Poor's Municipal Ratings Handbook," October 1997 Issue (McGraw Hill, New York, 1997).]

MOODY'S:

      (a) CORPORATE BONDS. Bonds rated Aaa by Moody's are judged by Moody's to be of the best quality, carrying the smallest degree of investment risk. Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa are judged by Moody's to be of high quality by all standards. Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large as those of Aaa bonds, or fluctuations of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than those applicable to Aaa securities. Bonds which are rated A by Moody's possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. Bonds rated Baa by Moody's are considered medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments of or maintenance of other terms of the contract over any long period of time may be small. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

      (b) COMMERCIAL PAPER. The Prime rating is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Issuers within this Prime category may be given ratings 1, 2 or 3, depending on the relative strengths of these factors. The designation of Prime-1 indicates the highest quality repayment capacity of the rated issue. Issuers rated Prime-2 are deemed to have a strong ability for repayment while issuers voted Prime-3 are deemed to have an acceptable ability for repayment. Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P:

      (a) CORPORATE BONDS. An S&P corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. The ratings described below may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

      Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong. Debt rated AA is judged by S&P to have a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree. Debt rated A by S&P has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

      Debt rated BBB by S&P is regarded by S&P as having an adequate capacity to pay interest and repay principal. Although such bonds normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than debt in higher rated categories.

      Debt rated BB, B, CCC, CC and C is regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or exposures to adverse conditions. Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating. Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating. Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating. The rating CC typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating. The rating C typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

      The rating CI is reserved for income bonds on which no interest is being paid. Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

      (b) COMMERCIAL PAPER. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

      The commercial paper rating A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation. For commercial paper with an A-2 rating, the capacity for timely payment on issues is satisfactory, but not as high as for issues designated A-1. Issues rated A-3 have adequate capacity for timely payment, but are more vulnerable to the adverse effects of changes in circumstances than obligations carrying higher designations.

      Issues rated B are regarded as having only speculative capacity for timely payment. The C rating is assigned to short-term debt obligations with a doubtful capacity for payment. Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.

                                   APPENDIX B
                       STATEMENT OF ASSETS AND LIABILITIES
                              AS OF APRIL 28, 1999
             AND REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


IVY EUROPEAN OPPORTUNITIES FUND
STATEMENT OF ASSETS AND LIABILITIES
APRIL 28, 1999


ASSETS
   Cash...............................................   $    500,040
   Prepaid offering cost..............................         16,500
   Prepaid blue sky fees..............................         43,000
      Total Assets....................................        559,540
                                                         --------------
LIABILITIES
   Due to affiliate...................................         59,500
                                                         --------------

NET ASSETS............................................   $    500,040
                                                         ==============
CLASS A:
   Net asset value and redemption price per share
      ($10.00 / 1 share outstanding)..................   $10.00
                                                         =========
   Maximum offering price per share
      ($10.00 x 100 / 94.25)*.........................   $10.61
                                                         =========
CLASS B:
   Net asset value, offering price and redemption
     price** per share ($10.00/1 share outstanding)...   $10.00
                                                         =========
CLASS C:
   Net asset value, offering price and redemption
     price*** per share ($10.00/1 share outstanding)..   $10.00
                                                         =========
CLASS I:
   Net asset value, offering price and redemption
     price per share ($10.00/1 share outstanding).....   $10.00
                                                         =========
ADVISOR CLASS:
   Net asset value, offering price and redemption
     price per share ($500,000.00/50,000 shares
     outstanding)........................................$10.00
                                                         =========
NET ASSETS CONSISTS OF:
   Capital paid-in                                      $500,040
                                                         =========
*     On sales of more than $100,000 the offering price is reduced.
** Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge, up to a maximum of 5%.
*** Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge, up to a maximum of 1%.

   The accompanying notes are an integral part of the financial statement.


IVY EUROPEAN OPPORTUNITIES FUND
NOTES TO STATEMENT OF ASSETS AND LIABILITIES
APRIL 28, 1999


1. ORGANIZATION: Ivy European Opportunities Fund is a diversified series of shares of Ivy Fund. The shares of beneficial interest are assigned no par value and an unlimited number of shares of Class A, Class B, Class C, Class I and Advisor Class are authorized. Ivy Fund was organized as a Massachusetts business trust under a Declaration of Trust dated December 21, 1983 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Fund will commence operations on April 30, 1999. As of the date of this report, operations have been limited to organizational matters and the issuance of initial shares to Mackenzie Investment Management Inc. (MIMI).

2. ORGANIZATIONAL COSTS: The Fund incurred organizational expenses of $7,100, comprised of $2,500 for auditing and $4,600 for legal. The full amount of organizational expenses were assumed by MIMI and the Fund is not required to reimburse MIMI.

3. OFFERING COST AND PREPAID BLUE SKY FEES: Offering cost, consisting of legal fees, and blue sky fees will be amortized over a one year period beginning April 30, 1999, the date the Fund is expected to commence operations. Offering cost and blue sky fees have been paid by MIMI and will be reimbursed by the Fund.

4. TRANSACTIONS WITH AFFILIATES: Ivy Management, Inc. (IMI), a wholly owned subsidiary of MIMI, is the Manager and Investment Manager of the Fund. For the current fiscal year, IMI contractually limits the Fund's total operating expenses (excluding taxes, 12b-1 fees, brokerage commissions, interest, litigation and indemnification expenses, and any other extraordinary expenses) to an annual rate of 1.95% of its average net assets. For each of the following nine years IMI will ensure that these expenses do not exceed 2.50% of the Fund's average net assets.

MIMI provides certain administrative, accounting and pricing services for the Fund.

Ivy Mackenzie Distributors, Inc. (IMDI), a wholly owned subsidiary of MIMI, is the underwriter and distributor of the Fund's shares, and as such, purchases shares from the Fund at net asset value to settle orders from investment dealers.

Ivy Mackenzie Services Corp. (IMSC), a wholly owned subsidiary of MIMI, is the transfer and shareholder servicing agent for the Fund.

Officers of Ivy Fund are officers and/or employees of MIMI, IMI, IMDI and IMSC. Such individuals are not compensated by the Fund for services in their capacity as officers of Ivy Fund. Trustees of Ivy Fund who are not affiliated with MIMI or IMI receive compensation from the Fund. No such amounts have been incurred as of April 28, 1999.

                       IVY EUROPEAN OPPORTUNITIES FUND
                               IVY GLOBAL FUND
                      IVY GLOBAL NATURAL RESOURCES FUND
                     IVY GLOBAL SCIENCE & TECHNOLOGY FUND
                          IVY INTERNATIONAL FUND II
                    IVY INTERNATIONAL SMALL COMPANIES FUND
                             IVY PAN-EUROPE FUND

                                  series of

                                   IVY FUND
                    Via Mizner Financial Plaza, Suite 300
                          700 South Federal Highway
                          Boca Raton, Florida 33432

                     STATEMENT OF ADDITIONAL INFORMATION
                             ADVISOR CLASS SHARES

                                 May 3, 1999
                      (as supplemented October 18, 1999)


      Ivy Fund (the "Trust") is an open-end management investment company that currently consists of nineteen fully managed portfolios, each of which (except for Ivy South America Fund and Ivy International Strategic Bond Fund) is diversified. This Statement of Additional Information ("SAI") relates to the Advisor Class shares of Ivy European Opportunities Fund, Ivy Global Fund, Ivy Global Natural Resources Fund, Ivy Global Science & Technology Fund, Ivy International Fund II, Ivy International Small Companies Fund and Ivy Pan-Europe Fund (each a "Fund"). The other twelve portfolios of the Trust are described in separate prospectuses and SAIs.

      This SAI is not a prospectus and should be read in conjunction with the prospectus for the Advisor Class shares of the Funds dated May 3, 1999 (the "Prospectus"), which may be obtained upon request and without charge from the Trust at the Distributor's address and telephone number printed below. Advisor Class shares are only offered to certain investors (see Prospectus). The Funds also offer Class A, B and C shares (and, in the case of Ivy European Opportunities Fund, Ivy Global Science & Technology Fund, Ivy International Fund II, and Ivy International Small Companies Fund, Class I shares), which are described in a separate prospectus and SAI that may also be obtained without charge from the Distributor.

                              INVESTMENT MANAGER

                         Ivy Management, Inc. ("IMI")
                    Via Mizner Financial Plaza, Suite 300
                          700 South Federal Highway
                          Boca Raton, Florida 33432
                          Telephone: (800) 777-6472

                                 DISTRIBUTOR

                  Ivy Mackenzie Distributors, Inc. ("IMDI")
                    Via Mizner Financial Plaza, Suite 300
                          700 South Federal Highway
                          Boca Raton, Florida 33432
                          Telephone: (800) 456-5111

                              INVESTMENT ADVISER
                   (for Ivy Global Natural Resources Fund)

                   Mackenzie Financial Corporation ("MFC")
                            150 Bloor Street West
                                  Suite 400
                               Toronto, Ontario
                                CANADA M5S3B5
                          Telephone: (416) 922-5322

                              TABLE OF CONTENTS


GENERAL INFORMATION..........................................................
INVESTMENT OBJECTIVES, STRATEGIES AND RISKS..................................
      IVY EUROPEAN OPPORTUNITIES FUND........................................
      INVESTMENT RESTRICTIONS FOR IVY EUROPEAN OPPORTUNITIES FUND
      IVY GLOBAL FUND.............................
      INVESTMENT RESTRICTIONS FOR IVY GLOBAL FUND.
      IVY GLOBAL NATURAL RESOURCES FUND...........
      INVESTMENT RESTRICTIONS FOR IVY GLOBAL NATURAL RESOURCES FUNDError!
      IVY GLOBAL SCIENCE & TECHNOLOGY FUND........
      INVESTMENT RESTRICTIONS FOR IVY GLOBAL SCIENCE & TECHNOLOGY FUND
      IVY INTERNATIONAL FUND II...................
      INVESTMENT RESTRICTIONS FOR.................
      IVY INTERNATIONAL SMALL COMPANIES FUND......
      INVESTMENT RESTRICTIONS FOR IVY INTERNATIONAL SMALL COMPANIES FUND
      IVY PAN-EUROPE FUND.........................
      INVESTMENT RESTRICTIONS FOR IVY PAN-EUROPE FUND
      COMMON STOCKS.........................................................
      CONVERTIBLE SECURITIES................................................
      SMALL COMPANIES.......................................................
      NATURAL RESOURCES AND PHYSICAL COMMODITIES............................
      DEBT SECURITIES.....................................................
            IN GENERAL....................................................
            INVESTMENT-GRADE DEBT SECURITIES..............................
            LOW-RATED DEBT SECURITIES.....................................
            U.S. GOVERNMENT SECURITIES....................................
            ZERO COUPON BONDS.............................................
            FIRM COMMITMENT AGREEMENTS AND "WHEN-ISSUED" SECURITIES.......
      ILLIQUID SECURITIES.................................................
      FOREIGN SECURITIES..................................................
      DEPOSITORY RECEIPTS.................................................
      EMERGING MARKETS....................................................
            FOREIGN SOVEREIGN DEBT OBLIGATIONS............................
            BRADY BONDS...................................................
      FOREIGN CURRENCIES..................................................
      FOREIGN CURRENCY EXCHANGE TRANSACTIONS..............................
      OTHER INVESTMENT COMPANIES..........................................
      REPURCHASE AGREEMENTS...............................................
      BANKING INDUSTRY AND SAVINGS AND LOAN OBLIGATIONS...................
      COMMERCIAL PAPER....................................................
      BORROWING...........................................................
      WARRANTS............................................................
      REAL ESTATE INVESTMENT TRUSTS (REITS)...............................
      OPTIONS TRANSACTIONS................................................
            IN GENERAL....................................................
            WRITING OPTIONS ON INDIVIDUAL SECURITIES......................
            PURCHASING OPTIONS ON INDIVIDUAL SECURITIES...................
            RISKS OF OPTIONS TRANSACTIONS.................................
      FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS..................
            IN GENERAL....................................................
            FOREIGN CURRENCY FUTURES CONTRACTS AND RELATED OPTIONS........
            RISKS ASSOCIATED WITH FUTURES AND RELATED OPTIONS.............
      SECURITIES INDEX FUTURES CONTRACTS..................................
            RISKS OF SECURITIES INDEX FUTURES.............................
            COMBINED TRANSACTIONS.........................................
PORTFOLIO TURNOVER........................................................
TRUSTEES AND OFFICERS.....................................................
      PERSONAL INVESTMENTS BY EMPLOYEES OF IMI............................
INVESTMENT ADVISORY AND OTHER SERVICES....................................
      BUSINESS MANAGEMENT AND INVESTMENT ADVISORY SERVICES................
      DISTRIBUTION SERVICES...............................................
            RULE 18F-3 PLAN...............................................
      CUSTODIAN...........................................................
      FUND ACCOUNTING SERVICES............................................
      TRANSFER AGENT AND DIVIDEND PAYING AGENT............................
      ADMINISTRATOR.......................................................
      AUDITORS............................................................
BROKERAGE ALLOCATION......................................................
CAPITALIZATION AND VOTING RIGHTS..........................................
SPECIAL RIGHTS AND PRIVILEGES.............................................
      AUTOMATIC INVESTMENT METHOD.........................................
      EXCHANGE OF SHARES..................................................
      RETIREMENT PLANS....................................................
            INDIVIDUAL RETIREMENT ACCOUNTS................................
            ROTH IRAS.....................................................
            QUALIFIED PLANS...............................................
            DEFERRED COMPENSATION FOR PUBLIC SCHOOLS AND CHARITABLE
            ORGANIZATIONS ("403(B)(7) ACCOUNT")...........................
            SIMPLIFIED EMPLOYEE PENSION ("SEP") IRAS......................
            SIMPLE PLANS..................................................
      SYSTEMATIC WITHDRAWAL PLAN..........................................
      GROUP SYSTEMATIC INVESTMENT PROGRAM.................................
REDEMPTIONS...............................................................
NET ASSET VALUE...........................................................
TAXATION..................................................................
      OPTIONS, FUTURES AND FOREIGN CURRENCY FORWARD CONTRACTS.............
      CURRENCY FLUCTUATIONS -- "SECTION 988" GAINS OR LOSSES..............
      INVESTMENT IN PASSIVE FOREIGN INVESTMENT COMPANIES..................
      DEBT SECURITIES ACQUIRED AT A DISCOUNT..............................
      DISTRIBUTIONS.......................................................
      DISPOSITION OF SHARES...............................................
      FOREIGN WITHHOLDING TAXES...........................................
      BACKUP WITHHOLDING..................................................
PERFORMANCE INFORMATION...................................................
      AVERAGE ANNUAL TOTAL RETURN.........................................
      CUMULATIVE TOTAL RETURN.............................................
      OTHER QUOTATIONS, COMPARISONS AND GENERAL INFORMATION...............
FINANCIAL STATEMENTS......................................................
APPENDIX A................................................................

                             GENERAL INFORMATION

      Each Fund is organized as a separate, diversified portfolio of the Trust, an open-end management investment company organized as a Massachusetts business trust on December 21, 1983. Ivy Global Fund commenced operations (Class A shares) on April 19, 1991. Ivy Global Science & Technology Fund commenced operations on July 22, 1996. Ivy Global Natural Resources Fund and Ivy International Small Companies Fund commenced operations on January 1, 1997. Ivy International Fund II and Ivy Pan-Europe Fund commenced operations on May 13, 1997. Ivy European Opportunities Fund will commence operations (all classes) as of the date of this SAI. Advisor Class shares of all Funds except Ivy European Opportunities Fund were first offered on January 1, 1998.

      Descriptions in this SAI of a particular investment practice or technique in which any Fund may engage or a financial instrument which any Fund may purchase are meant to describe the spectrum of investments that IMI, in its discretion, might, but is not required to, use in managing each Fund's portfolio assets. IMI may, in its discretion, at any time employ such practice, technique or instrument for one or more funds but not for all funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in some or all markets, in which case a Fund would not use them. Certain practices, techniques, or instruments may not be principal activities of a Fund but, to the extent employed, could from time to time have a material impact on that Fund's performance.

                 INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

      Each Fund has its own investment objectives and policies, which are described in the Prospectus under the captions "Summary" and "Additional Information About Strategies and Risks." Descriptions of each Fund's policies, strategies and investment restrictions, as well as additional information regarding the characteristics and risks associated with each Fund's investment techniques, are set forth below.

      Whenever an investment objective, policy or restriction set forth in the Prospectus or this SAI states a maximum percentage of assets that may be invested in any security or other asset or describes a policy regarding quality standards, such percentage limitation or standard shall, unless otherwise indicated, apply to the Fund only at the time a transaction is entered into. Accordingly, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in the percentage which results from circumstances not involving any affirmative action by the Fund, such as a change in market conditions or a change in the Fund's asset level or other circumstances beyond the Fund's control, will not be considered a violation.


IVY EUROPEAN OPPORTUNITIES FUND

      The Fund's investment objective is long-term capital growth by investing in the securities markets of Europe. The Fund's subadviser, Henderson Investment Management Limited ("Henderson Investors"), will invest the Fund's assets in the securities of European companies, including those companies operating in the emerging markets of Europe and small capitalization companies operating in the developed markets of Europe. The Fund may also invest in larger capitalization European companies and European companies which have been subject to special circumstances, e.g., privatized companies or companies which provide exceptional value. Although the majority of the Fund's assets will be invested in equity securities, the Fund may also invest in cash, short-term or long-term fixed income securities issued by corporations and governments of Europe if considered appropriate in relation to the then current economic or market conditions in any country.

      The Fund seeks to achieve its investment objective by investing primarily in the equity securities of companies domiciled or otherwise doing business (as described below) in European countries. Under normal circumstances, the Fund will invest at least 65% of its total assets in the equity securities of "European companies," which include any issuer (a) that is organized under the laws of a European country; (b) that derives 50% or more of its total revenues from goods produced or sold, investments made or services performed in Europe; or (c) for which the principal trading market is in Europe. The equity securities in which the Fund may invest include common stock, preferred stock and common stock equivalents such as warrants and convertible debt securities. These may include securities issued pursuant to initial public offerings ("IPOs"). The Fund may engage in short-term trading. The Fund may also invest in sponsored or unsponsored American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs"), Global Depository Receipts ("GDRs"), American
Depository  Shares  ("ADSs"),  European  Depository  Shares  ("EDSs") and Global
Depository Shares ("GDSs"). The Fund does not expect to concentrate its investments in any particular industry.

      The Fund may invest up to 35% of its net assets in debt securities, but will not invest more than 20% of its net assets in debt securities rated Ba or below by Moody's Investors Service, Inc. ("Moody's") or BB or below by Standard & Poor's Ratings Services ("S&P") or, if unrated, considered by Henderson Investors to be of comparable quality (commonly referred to as "high yield" or "junk" bonds). The Fund will not invest in debt securities rated less than C by either Moody's or S&P. The Fund may purchase Brady Bonds and other sovereign debt of countries that have restructured or are in the process of restructuring their sovereign debt. The Fund may also purchase securities on a "when-issued" or firm commitment basis, engage in foreign currency exchange transactions and enter into forward foreign currency contracts. In addition, the Fund may invest up to 5% of its net assets in zero coupon bonds.

      For temporary defensive purposes or when Henderson Investors believes that circumstances warrant, the Fund may invest without limit in U.S. Government securities, investment grade debt securities (i.e., those rated Baa or higher by Moody's or BBB or higher by S&P or, if unrated, considered by Henderson Investors to be of comparable quality), warrants, and cash or cash equivalents such as domestic or foreign bank obligations (including certificates of deposit, time deposits and bankers' acceptances), short-term notes, repurchase agreements, and domestic or foreign commercial paper.

      The Fund may borrow money in accordance with the provisions of the 1940 Act. The Fund may also invest in other investment companies in accordance with the provisions of the 1940 Act, and may invest up to 15% of its net assets in illiquid securities.

      For hedging purposes, the Fund may purchase put and call options on securities and stock indices, provided the premium paid for such options does not exceed 5% of the Fund's net assets. The Fund may also sell covered put options with respect to up to 10% of the value of its net assets, and may write covered call options so long as not more than 25% of the Fund's net assets are subject to being purchased upon the exercise of the calls.

      For hedging purposes only, the Fund may engage in transactions in (and options on) stock index, interest rate and foreign currency futures contracts, provided that the Fund's equivalent exposure in such contracts does not exceed 15% of its total assets. The Fund may also write or buy straddles or spreads.

INVESTMENT RESTRICTIONS FOR IVY EUROPEAN OPPORTUNITIES FUND

      Ivy European Opportunities Fund's investment objective, as set forth in the Prospectus under "Investment Objective and Policies," and the investment restrictions set forth below are fundamental policies of the Fund and may not be changed with respect to the approval of a majority (as defined in the 1940 Act) of the outstanding voting shares of the Fund. The Fund has adopted the following fundamental investment restrictions:

(i) The Fund has elected to be classified as a diversified series of an open-end investment company.

(ii) The Fund will not borrow money, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(iii) The Fund will not issue senior securities, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(iv) The Fund will not engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

(v) The Fund will not purchase or sell real estate (which term does not include securities of companies that deal in real estate or mortgages or investments secured by real estate or interests therein), except that the Fund may hold and sell real estate acquired as a result of the Fund's ownership of securities.

(vi) The Fund will not purchase physical commodities or contracts relating to physical commodities, although the Fund may invest in commodities futures contracts and options thereon to the extent permitted by the Prospectus and this SAI.

(vii) The Fund will not make loans to other persons, except (a) loans of portfolio securities, and (b) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with the Fund's investment objective and policies may be deemed to be loans.

(viii) The Fund will not concentrate its investments in a particular industry, as the term "concentrate" is interpreted in connection with the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.


                           ADDITIONAL RESTRICTIONS

      Ivy European Opportunities Fund has adopted the following additional restrictions, which are not fundamental and which may be changed without shareholder approval, to the extent permitted by applicable law, regulation or regulatory policy. Under these restrictions, the Fund may not:

(i) invest more than 15% of its net assets taken at market value at the time of investment in "illiquid securities." Illiquid securities may include securities subject to legal or contractual restrictions on resale (including private placements), repurchase agreements maturing in more than seven days, certain options traded over the counter that the Fund has purchased, securities being used to cover certain options that the Fund has written, securities for which market quotations are not readily available, or other securities which legally or in the subadviser's opinion, subject to the Board's supervision, may be deemed illiquid, but shall not include any instrument that, due to the existence of a trading market or to other factors, is liquid;

(ii) purchase securities of other investment companies, except in connection with a merger, consolidation or sale of assets, and except that it may purchase shares of other investment companies subject to such restrictions as may be imposed by the Investment Company Act of 1940 and rules thereunder;

(iii)     purchase or sell real estate limited partnership interests;

(iv)      sell securities short, except for short sales "against the box";

(v) participate on a joint or a joint and several basis in any trading account in securities. The "bunching" of orders of the Fund and of other accounts under the investment management of the Fund's subadviser, for the sale or purchase of portfolio securities shall not be considered participation in a joint securities trading account;

(vi) purchase securities on margin, except such short-term credits as are necessary for the clearance of transactions, but the Fund may make margin deposits in connection with transactions in options, futures and options on futures;

(vii) make investments in securities for the purpose of exercising control over or management of the issuer; or

(viii) invest in interests in oil, gas and/or mineral exploration or development programs (other than securities of companies that invest in or sponsor such programs).

                  IVY GLOBAL FUND

      Ivy Global Fund seeks long-term capital growth through a flexible policy of investing in stocks and debt obligations of companies and governments of any nation. Any income realized will be incidental. Under normal conditions, the Fund will invest at least 65% of its total assets in the common stock of companies throughout the world, with at least three different countries (one of which may be the United States) represented in the Fund's overall portfolio holdings. Although the Fund generally invests in common stock, it may also invest in preferred stock, sponsored or unsponsored ADRs, GDRs, ADSs and GDSs, and investment-grade debt securities (i.e., those rated Baa or higher by Moody's or BBB or higher by S&P, or if unrated, considered by IMI to be of comparable quality), including corporate bonds, notes, debentures, convertible bonds and zero coupon bonds.

      The Fund may invest less than 35% of its net assets in debt securities rated Ba or below by Moody's or BB or below by S&P, or if unrated, considered by IMI to be of comparable quality (commonly referred to as "high yield" or "junk" bonds). The Fund will not invest in debt securities rated less than C by either Moody's or S&P.

      The Fund may invest in equity real estate investment trusts, warrants, and securities issued on a "when-issued" or firm commitment basis, and may engage in foreign currency exchange transactions and enter into forward foreign currency contracts. The Fund may also invest in other investment companies in accordance with the provisions of the 1940 Act, and may invest up to 15% of its net assets in illiquid securities. The Fund may not invest more than 5% of its total assets in restricted securities.

      For temporary defensive purposes and during periods when IMI believes that circumstances warrant, Ivy Global Fund may invest without limit in U.S. Government securities, obligations issued by domestic or foreign banks (including certificates of deposit, time deposits and bankers' acceptances), and domestic or foreign commercial paper (which, if issued by a corporation, must be rated Prime-1 by Moody's or A-1 by S&P, or if unrated has been issued by a company that at the time of investment has an outstanding debt issue rated Aaa or Aa by Moody's or AAA or AA by S&P). The Fund may also enter into repurchase agreements, and, for temporary or emergency purposes, may borrow up to 10% of the value of its total assets from banks.

      The Fund may purchase put and call options on stock indices, provided the premium paid for such options does not exceed 10% of the Fund's net assets. The Fund may also sell covered put options with respect to up to 50% of the value of its net assets, and may write covered call options so long as not more than 20% of the Fund's net assets is subject to being purchased upon the exercise of the calls. The Fund may also write and buy straddles and spreads. For hedging purposes only, the Fund may engage in transactions in (and options on) stock index and foreign currency futures contracts, provided that the Fund's equivalent exposure in such contracts does not exceed 20% of its total assets.

            INVESTMENT RESTRICTIONS FOR IVY GLOBAL FUND

      Ivy Global Fund's investment objectives as set forth in the "Summary" section of the Prospectus, together with the investment restrictions set forth below, are fundamental policies of the Fund and may not be changed without the approval of a majority of the outstanding voting shares of the Fund. The Fund has adopted the following fundamental investment restrictions:

(i) The Fund has elected to be classified as a diversified series of an open-end investment company.

(ii) The Fund will not borrow money, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(iii) The Fund will not issue senior securities, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(iv) The Fund will not engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

(v) The Fund will not purchase or sell real estate (which term does not include securities of companies that deal in real estate or mortgages or investments secured by real estate or interests therein), except that the Fund may hold and sell real estate acquired as a result of the Fund's ownership of securities.

(vi) The Fund will not purchase physical commodities or contracts relating to physical commodities, although the Fund may invest in commodities futures contracts and options thereon to the extent permitted by its Prospectus.

(vii) The Fund will not make loans to other persons, except (a) loans of portfolio securities, and (b) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with the Fund's investment objective and policies may be deemed to be loans.

(viii) The Fund will not concentrate its investments in a particular industry, as the term "concentrate" is interpreted in connection with the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

                           ADDITIONAL RESTRICTIONS

      Ivy Global Fund has adopted the following additional restrictions, which are not fundamental and which may be changed without shareholder approval, to the extent permitted by applicable law, regulation or regulatory policy.

      Under these restrictions, the Fund may not:

(i)       purchase or sell real estate limited partnership interests;

(ii) purchase or sell interests in oil, gas or mineral leases (other than securities of companies that invest in or sponsor such programs);

(iii)     invest in oil, gas and/or mineral exploration or development programs;

(iv) purchase securities on margin, except such short-term credits as are necessary for the clearance of transactions, but the Fund may make margin deposits in connection with transactions in options, futures and options on futures;

(v) make investments in securities for the purpose of exercising control over or management of the issuer;

(vi) participate on a joint or a joint and several basis in any trading account in securities. The "bunching" of orders of the Fund and of other accounts under the investment management of the Manager for the sale or purchase of portfolio securities shall not be considered participation in a joint securities trading account;

(vii) borrow amounts in excess of 10% of its total assets, taken at the lower of .. cost or market value, and then only from banks as a temporary measure for extraordinary or emergency purposes. All borrowings will be repaid ` before any additional investments are made;

(viii) purchase any security if, as a result, the Fund would then have more than 5% of its total assets (taken at current value) invested in securities restricted as to disposition under the Federal securities laws; or

(ix) purchase securities of another investment company, except in connection with a merger, consolidation, reorganization or acquisition of assets, and except that the Fund may invest in securities of other investment companies subject to the restrictions in Section 12(d)(1) of the Investment Company Act of 1940 (the "1940 Act").

            The Fund does not interpret fundamental restriction (v) to prohibit investment in real estate investment trusts.

          IVY GLOBAL NATURAL RESOURCES FUND

      Ivy Global Natural Resources Fund's investment objective is long-term growth. Any income realized will be incidental. Under normal conditions, the Fund invests at least 65% of its total assets in the equity securities of companies throughout the world that own, explore or develop natural resources and other basic commodities, or supply goods and services to such companies. Under this investment policy, at least three different countries (one of which may be the United States) will be represented in the Fund's overall portfolio holdings. "Natural resources" generally include precious metals (such as gold, silver and platinum), ferrous and nonferrous metals (such as iron, aluminum and copper), strategic metals (such as uranium and titanium), coal, oil, natural gases, timber, undeveloped real property and agricultural commodities. Although the Fund generally invests in common stock, it may also invest in preferred stock, securities convertible into common stock and sponsored or unsponsored ADRs, GDRs, ADSs and GDSs. The Fund may also invest directly in precious metals and other physical commodities. In selecting the Fund's investments, MFC will seek to identify securities of companies that, in MFC's opinion, appear to be undervalued relative to the value of the companies' natural resource holdings.

      MFC believes that certain political and economic changes in the global environment in recent years have had and will continue to have a profound effect on global supply and demand of natural resources, and that rising demand from developing markets and new sources of supply should create attractive investment opportunities. In selecting the Fund's investments, MFC will seek to identify securities of companies that, in MFC's opinion, appear to be undervalued relative to the value of the companies' natural resource holdings.

      For temporary defensive purposes, Ivy Global Natural Resources Fund may invest without limit in cash or cash equivalents, such as bank obligations (including certificates of deposit and bankers' acceptances), commercial paper, short-term notes and repurchase agreements. For temporary or emergency purposes, the Fund may borrow from banks in accordance with the provisions of the 1940 Act, but may not purchase securities at any time during which the value of the Fund's outstanding loans exceeds 10% of the value of the Fund's total assets. The Fund may engage in foreign currency exchange transactions and enter into forward foreign currency contracts. The Fund may also invest in other investment companies in accordance with the provisions of the 1940 Act, and may invest up to 15% of its net assets in illiquid securities.

      For hedging purposes only, the Fund may engage in transactions in (and options on) foreign currency futures contracts, provided that the Fund's equivalent exposure in such contracts does not exceed 15% of its total assets. The Fund may also write or buy puts, calls, straddles or spreads.

        INVESTMENT RESTRICTIONS FOR IVY GLOBAL NATURAL RESOURCES FUND

      Ivy Global Natural Resources Fund's investment objectives as set forth in the "Summary" section of the Prospectus, together with the investment restrictions set forth below, are fundamental policies of the Fund and may not be changed without the approval of a majority of the outstanding voting shares of the Fund. The Fund has adopted the following fundamental investment restrictions:

(i) The Fund has elected to be classified as a diversified series of an open-end investment company.

(ii) The Fund will not borrow money, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(iii) The Fund will not issue senior securities, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(iv) The Fund will not engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

(v) The Fund will not purchase or sell real estate (which term does not include securities of companies that deal in real estate or mortgages or investments secured by real estate or interests therein), except that the Fund may hold and sell real estate acquired as a result of the Fund's ownership of securities.

(vi) The Fund will not purchase physical commodities or contracts relating to physical commodities, although the Fund may invest in (a) commodities futures contracts and options thereon to the extent permitted by the Prospectus and this SAI and (b) commodities relating to natural resources, as described in the Prospectus and this SAI.

(vii) The Fund will not make loans to other persons, except (a) loans of portfolio securities, and (b) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with the Fund's investment objective and policies may be deemed to be loans.

(viii) The Fund will not concentrate its investments in a particular industry, as the term "concentrate" is interpreted in connection with the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

                           ADDITIONAL RESTRICTIONS

      Ivy Global Natural Resources Fund has adopted the following additional restrictions, which are not fundamental and which may be changed without shareholder approval, to the extent permitted by applicable law, regulation or regulatory policy. Under these restrictions, the Fund may not:

(i) invest more than 15% of its net assets taken at market value at the time of investment in "illiquid securities." Illiquid securities may include securities subject to legal or contractual restrictions on resale (including private placements), repurchase agreements maturing in more than seven days, certain options traded over the counter that the Fund has purchased, securities being used to cover certain options that the Fund has written, securities for which market quotations are not readily available, or other securities which legally or in IMI's opinion, subject to the Board's supervision, may be deemed illiquid, but shall not include any instrument that, due to the existence of a trading market, to the Fund's compliance with certain conditions intended to provide liquidity, or to other factors, is liquid;

(ii) purchase securities of other investment companies, except in connection with a merger, consolidation or sale of assets, and except that it may purchase shares of other investment companies subject to such restrictions as may be imposed by the 1940 Act and rules thereunder;

(iii) purchase or sell interests in oil, gas or mineral leases (other than securities of companies that invest in or sponsor such programs);

(iv) invest in interests in oil, gas and/or mineral exploration or development programs;

(v)       sell securities short, except for short sales "against the box;"

(vi) borrow money, except for temporary or emergency purposes. The Fund may not purchase securities at any time during which the value of the Fund's outstanding loans exceeds 10% of the value of the Fund" total assets;

(vii) participate on a joint or a joint and several basis in any trading account in securities. The "bunching" of orders of the Fund and of other accounts under the investment management of the Fund's investment adviser for the sale or purchase of portfolio securities shall not be considered participation in a joint securities trading account;

(viii) purchase securities on margin, except such short-term credits as are necessary for the clearance of transactions, but the Fund may make margin deposits in connection with transactions in options, futures and options on futures; or

(ix) make investments in securities for the purpose of exercising control over or management of the issuer.

      Under the 1940 Act, the Fund is permitted, subject to its investment restrictions, to borrow money only from banks. The Trust has no current intention of borrowing amounts in excess of 5% of the Fund's assets. The Fund will continue to interpret fundamental investment restriction (v) above to prohibit investment in real estate limited partnership interests; this restriction shall not, however, prohibit investment in readily marketable securities of companies that invest in real estate or interests therein, including real estate investment trusts.

          IVY GLOBAL SCIENCE & TECHNOLOGY FUND

      Ivy Global Science & Technology Fund's principal investment objective is long-term capital growth. Any income realized will be incidental. Under normal conditions, the Fund will invest at least 65% of its total assets in the common stock of companies that are expected to benefit from the development, advancement and use of science and technology. Under this investment policy, at least three different countries (one of which may be the United States) will be represented in the Fund's overall portfolio holdings. Industries likely to be represented in the Fund's portfolio include computers and peripheral products, software, electronic components and systems, telecommunications, media and information services, pharmaceuticals, hospital supply and medical devices, biotechnology, environmental services, chemicals and synthetic materials, and defense and aerospace. The Fund may also invest in companies that are expected to benefit indirectly from the commercialization of technological and scientific advances. In recent years, rapid advances in these industries have stimulated unprecedented growth. While this is no guarantee of future performance, IMI believes that these industries offer substantial opportunities for long-term capital appreciation. Investments made by the Fund may include securities issued pursuant to IPOs. The Fund may also engage in short-term trading.

      Although the Fund generally invests in common stock, it may also invest in preferred stock, securities convertible into common stock, sponsored or unsponsored ADRs, GDRs, ADSs and GDSs and investment-grade debt securities (i.e., those rated Baa or higher by Moody's or BBB or higher by S&P, or if unrated, considered by IMI to be of comparable quality), including corporate bonds, notes, debentures, convertible bonds and zero coupon bonds. The fund may also invest up to 5% of its net assets in debt securities that are rated Ba or below by Moody's or BB or below by S&P, or if unrated, are considered by IMI to be of comparable quality (commonly referred to as "high yield" or "junk" bonds). The Fund will not invest in debt securities rated less than C by either Moody's or S&P.

      The Fund may invest in warrants, purchase securities on a "when-issued" or firm commitment basis, engage in foreign currency exchange transactions and enter into forward foreign currency contracts. The Fund may also invest (i) in other investment companies in accordance with the provisions of the 1940 Act and
(ii) up to 15% of its net assets in illiquid securities.

      For temporary defensive purposes and during periods when IMI believes that circumstances warrant, Ivy Global Science & Technology Fund may invest without limit in U.S. Government securities, obligations issued by domestic or foreign banks (including certificates of deposit, time deposits and bankers' acceptances), and domestic or foreign commercial paper (which, if issued by a corporation, must be rated Prime-1 by Moody's or A-1 by S&P, or if unrated has been issued by a company that at the time of investment has an outstanding debt issue rated Aaa or Aa by Moody's or AAA or AA by S&P). The Fund may also enter into repurchase agreements, and, for temporary or emergency purposes, may borrow up to 10% of the value of its total assets from banks.

      The Fund may purchase put and call options on stock indices and on individual securities, provided the premium paid for such options does not exceed 10% of the value of the Fund's net assets. The Fund may also sell covered put options with respect to up to 50% of the value of its net assets, and may write covered call options so long as not more than 20% of the Fund's net assets is subject to being purchased upon the exercise of the calls. For hedging purposes only, the Fund may engage in transactions in (and options on) stock index and foreign currency futures contracts, provided that the Fund's equivalent exposure in such contracts does not exceed 20% of the value of its total assets.

INVESTMENT RESTRICTIONS FOR IVY GLOBAL SCIENCE & TECHNOLOGY FUND

      Ivy Global Science & Technology Fund's investment objective, as set forth in the "Summary" section of the Prospectus, and the investment restrictions set forth below are fundamental policies of the Fund and may not be changed without the approval of a majority (as defined in the 1940 Act) of the Fund's outstanding voting shares. The Fund has adopted the following fundamental investment restrictions:

(i) The Fund has elected to be classified as a diversified series of an open-end investment company.

(ii) The Fund will not borrow money, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(iii) The Fund will not issue senior securities, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(iv) The Fund will not engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

(v) The Fund will not purchase or sell real estate (which term does not include securities of companies that deal in real estate or mortgages or investments secured by real estate or interests therein), except that the Fund may hold and sell real estate acquired as a result of the Fund's ownership of securities.

(vi) The Fund will not purchase physical commodities or contracts relating to physical commodities, although the Fund may invest in commodities futures contracts and options thereon to the extent permitted by the Prospectus and this SAI.

(vii) The Fund will not make loans to other persons, except (a) loans of portfolio securities, and (b) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with the Fund's investment objective and policies may be deemed to be loans.

(viii) The Fund will not concentrate its investments in a particular industry, as the term "concentrate" is interpreted in connection with the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.


                           ADDITIONAL RESTRICTIONS

      Ivy Global Science & Technology Fund has adopted the following additional restrictions, which are not fundamental and which may be changed without shareholder approval to the extent permitted by applicable law, regulation or regulatory policy. Under these restrictions, the Fund may not:

(i) invest in oil, gas or other mineral leases or exploration or development programs;

(ii)      invest  in  companies  for  the  purpose  of  exercising   control  or
          management;

(iii) invest more than 5% of its total assets in warrants, valued at the lower of cost or market, or more than 2% of its total assets in warrants, so valued, which are not listed on either the New York or American Stock Exchanges;

(iv) invest more than 15% of its net assets taken at market value at the time of investment in "illiquid securities." Illiquid securities may include securities subject to legal or contractual restrictions on resale (including private placements), repurchase agreements maturing in more than seven days, certain options traded over the counter that the Fund has purchased, securities being used to cover certain options that a Fund has written, securities for which market quotations are not readily available, or other securities which legally or in IMI's opinion, subject to the Board's supervision, may be deemed illiquid, but shall not include any instrument that, due to the existence of a trading market, to the Fund's compliance with certain conditions intended to provide liquidity, or to other factors, is liquid;

(v) borrow amounts in excess of 10% of its total assets, taken at the lower of cost or market value, and then only from banks as a temporary measure for emergency purposes.

(vi)      purchase securities on margin;

(vii)     sell securities short, except for short sales "against the box"; or

(viii) purchase from or sell to any of its officers or trustees, or firms of which any of them are members or which they control, any securities (other than capital stock of the Fund), but such persons or firms may act as brokers for the Fund for customary commissions to the extent permitted by the 1940 Act.

      Under the 1940 Act, the Fund is permitted, subject to the above investment restrictions, to borrow money only from banks. The Trust has no current intention of borrowing amounts in excess of 5% of the Fund's assets. The Fund will continue to interpret fundamental investment restriction (v) to prohibit investment in real estate limited partnership interests; this restriction shall not, however, prohibit investment readily marketable securities of companies that invest in real estate or interests therein, including real estate investment trusts.

IVY INTERNATIONAL FUND II

      Ivy International Fund II's principal objective is long-term capital growth primarily through investment in equity securities. Consideration of current income is secondary to this principal objective. It is anticipated that at least 65% of the Fund's total assets will be invested in common stocks (and securities convertible into common stocks) principally traded in European, Pacific Basin and Latin American markets. Under this investment policy, at least three different countries (other than the United States) will be represented in the Fund's overall portfolio holdings. For temporary defensive purposes, the Fund may also invest in equity securities principally traded in U.S. markets. IMI, the Fund's investment manager, invests the Fund's assets in a variety of economic sectors, industry segments and individual securities in order to reduce the effects of price volatility in any one area and to enable shareholders to participate in markets that do not necessarily move in concert with U.S. markets. IMI seeks to identify rapidly expanding foreign economies, and then searches out growing industries and corporations, focusing on companies with established records. Individual securities are selected based on value indicators, such as a low price-earnings ratio, and are reviewed for fundamental financial strength. Companies in which investments are made will generally have at least $1 billion in capitalization and a solid history of operations.

      When economic or market conditions warrants, the Fund may invest without limit in U.S. Government securities, investment-grade debt securities (i.e., those rated Baa or higher by Moody's or BBB or higher by S&P, or if unrated, considered by IMI to be of comparable quality), preferred stocks, sponsored or unsponsored ADRs, GDRs, ADSs and GDSs, warrants, or cash or cash equivalents such as bank obligations (including certificates of deposit and bankers' acceptances), commercial paper, short-term notes and repurchase agreements. For temporary or emergency purposes, the Fund may borrow up to 10% of the value of its total assets from banks. The Fund may also purchase securities on a "when-issued" or firm commitment basis, and may engage in foreign currency exchange transactions and enter into forward foreign currency contracts. The Fund may also invest up to 10% of its total assets in other investment companies and up to 15% of its net assets in illiquid securities.

      The Fund may purchase put and call options on securities and stock indices, provided the premium paid for such options does not exceed 5% of the Fund's net assets. The Fund may also sell covered put options with respect to up to 10% of the value of its net assets, and may write covered call options so long as not more than 25% of the Fund's net assets is subject to being purchased upon the exercise of the calls. For hedging purposes only, the Fund may engage in transactions in (and options on) stock index and foreign currency futures contracts, provided that the Fund's equivalent exposure in such contracts does not exceed 15% of its total assets.

                               INVESTMENT RESTRICTIONS FOR
                            IVY INTERNATIONAL FUND II

      Ivy International Fund II's investment objectives as set forth in the "Summary" section of the Prospectus, together with the investment restrictions set forth below, are fundamental policies of the Fund and may not be changed without the approval of a majority of the outstanding voting shares of the Fund. Under these restrictions, the Fund may not:

(i)       make an  investment  in  securities  of  companies in any one industry
          (except obligation of domestic banks or the U.S. Government, its agencies, authorities, or instrumentalities) if such investment would cause investments in such industry to exceed 25% of the market value of the Fund's total assets at the time of such investment;

(ii) issue senior securities, except as appropriate to evidence indebtedness which it is permitted to incur, and except to the extent that shares of the separate classes or series of the Trust may be deemed to be senior securities; provided that collateral arrangements with respect to currency-related contracts, futures contracts, options or other permitted investments, including deposits of initial and variation margin, are not considered to be the issuance of senior securities for purposes of this restriction;

(iii) participate in an underwriting or selling group in connection with the public distribution of securities except for its own capital stock;

(iv) purchase from or sell to any of its officers or trustees, or firms of which any of them are members or which they control, any securities (other than capital stock of the Fund), but such persons or firms may act as brokers for the Fund for customary commissions to the extent permitted by the Investment Company Act of 1940;

(v) purchase securities on margin, except such short-term credits as are necessary for the clearance of transactions, but the Fund may make margin deposits in connection with transactions in options, futures and options on futures;

(vi) make loans, except this restriction shall not prohibit (a) the purchase and holding of a portion of an issue of publicly distributed debt securities, (b) the entry into repurchase agreements with banks or broker-dealers, or (c) the lending of the Fund's portfolio securities in accordance with applicable guidelines established by the Securities and Exchange Commission (the "SEC") and any guidelines established by the Trust's Trustees;

(vii) borrow money, except as a temporary measure for extraordinary or emergency purposes, and provided that the Fund maintains assets coverage of 300% for all borrowings;

(viii) invest more than 5% of the value of its total assets in the securities of any one issuer (except obligations of domestic banks or the U.S. Government, its agencies, authorities and instrumentalities);

(ix) purchase the securities of any other open-end investment company, except as part of a plan of merger or consolidations; or

(x)       purchase or sell real estate or commodities and commodity contracts.

      Ivy International Fund II will continue to interpret fundamental investment restriction (x) above to prohibit investment in real estate limited partnership interests; this restriction shall not, however, prohibit investment in readily marketable securities of companies that invest in real estate or interests therein, including real estate investment trusts.

      Under the Investment Company Act of 1940, the Fund is permitted, subject to its investment restrictions, to borrow money only from banks. The Trust has no current intention of borrowing amounts in excess of 5% of the Fund's assets.

                             ADDITIONAL RESTRICTIONS

      Ivy International Fund II has adopted the following additional restrictions, which are not fundamental and which may be changed without shareholder approval, to the extent permitted by applicable law, regulation or regulatory policy.

      Under these restrictions, the Fund may not:

(i) invest in oil, gas or other mineral leases or exploration or development programs;

(ii)      invest  in  companies  for  the  purpose  of  exercising   control  of
          management;

(iii) invest more than 5% of its total assets in warrants, valued at the lower of cost or market, or more than 2% of its total assets in warrants, so valued, which are not listed on either the New York or American Stock Exchanges; or

(iv)      sell securities short, except for short sales, "against the box."


IVY INTERNATIONAL SMALL COMPANIES FUND

      Ivy International Small Companies Fund's principal investment objective is long-term growth primarily through investment in foreign equity securities. Consideration of current income is secondary to this principal objective. Under normal circumstances the Fund invests at least 65% of its total assets in common and preferred stocks (and securities convertible into common stocks) of foreign issuers having total market capitalization of less than $1 billion. Under this investment policy, at least three different countries (other than the United States) will be represented in the Fund's overall portfolio holdings. For temporary defensive purposes, the Fund may also invest in equity securities principally traded in the United States. The Fund will invest its assets in a variety of economic sectors, industry segments and individual securities in order to reduce the effects of price volatility in any area and to enable shareholders to participate in markets that do not necessarily move in concert with the U.S. market. The factors that IMI considers in determining the appropriate distribution of investments among various countries and regions include prospects for relative economic growth, expected levels of inflation, government policies influencing business conditions and the outlook for currency relationships.

      In selecting the Fund's investments, IMI will seek to identify securities that are attractively priced relative to their intrinsic value. The intrinsic value of a particular security is analyzed by reference to characteristics such as relative price-earnings ratio, dividend yield and other relevant factors (such as applicable financial, tax, social and political conditions).

      When economic or market conditions warrant, the Fund may invest without limit in U.S. Government securities, investment-grade debt securities, zero coupon bonds, preferred stocks, warrants, or cash or cash equivalents such as bank obligations (including certificates of deposit and bankers' acceptances), commercial paper, short-term notes and repurchase agreements. The Fund may also invest up to 5% of its net assets in debt securities rated Ba or below by Moody's or BB or below by S&P, or if unrated, are considered by IMI to be of comparable quality (commonly referred to as "high yield" or "junk" bonds). The Fund will not invest in debt securities rated less than C by either Moody's or S&P.

      For temporary or emergency purposes, Ivy International Small Companies Fund may borrow from banks in accordance with the provisions of the 1940 Act, but may not purchase securities at any time during which the value of the Fund's outstanding loans exceeds 10% of the value of the Fund's assets. The Fund may engage in foreign currency exchange transactions and enter into forward foreign currency contracts. The Fund may also invest in other investment companies in accordance with the provisions of the 1940 Act, and may invest up to 15% of its net assets in illiquid securities.

      The Fund may purchase put and call options on securities and stock indices, provided the premium paid for such options does not exceed 5% of the Fund's net assets. The Fund may also sell covered put options with respect to up to 10% of the value of its net assets, and may write covered call options so long as not more than 25% of the Fund's net assets is subject to being purchased upon the exercise of the calls. For hedging purposes only, the Fund may engage in transactions in stock index and foreign currency futures contracts, provided that the Fund's equivalent exposure in such contracts does not exceed 15% of its total assets. The Fund may also write or buy straddles or spreads.

INVESTMENT RESTRICTIONS FOR IVY INTERNATIONAL SMALL COMPANIES FUND

      Ivy International Small Companies Fund's investment objectives as set forth in the "Summary" section of the Prospectus, together with the investment restrictions set forth below, are fundamental policies of the Fund and may not be changed without the approval of a majority of the outstanding voting shares of the Fund. The Fund has adopted the following fundamental investment restrictions:

(i) The Fund has elected to be classified as a diversified series of an open-end investment company.

(ii) The Fund will not borrow money, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(iii) The Fund will not issue senior securities, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(iv) The Fund will not engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

(v) The Fund will not purchase or sell real estate (which term does not include . securities of companies that deal in real estate or mortgages or investments secured by real estate or interests therein), except that the Fund may hold and sell real estate acquired as a result of the Fund's ownership of securities.

(vi) The Fund will not purchase physical commodities or contracts relating to physical commodities, although the Fund may invest in commodities futures contracts and options thereon to the extent permitted by the Prospectus and this SAI.

(vii) The Fund will not make loans to other persons, except (a) loans of portfolio securities, and (b) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with the Fund's investment objective and policies may be deemed to be loans.

(viii) The Fund will not concentrate its investments in a particular industry, as the term "concentrate" is interpreted in connection with the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

                           ADDITIONAL RESTRICTIONS

      Ivy International Small Companies Fund has adopted the following additional restrictions, which are not fundamental and which may be changed without shareholder approval, to the extent permitted by applicable law, regulation or regulatory policy.

      Under these restrictions, the Fund may not:

(i)       purchase or sell real estate limited partnership interests;

(ii) purchase or sell interests in oil, gas and mineral leases (other than securities of companies that invest in or sponsor such programs);

(iii)     invest in oil, gas and/or mineral exploration or development programs;

(iv) invest more than 15% of its net assets taken at market value at the time of the investment in "illiquid securities." Illiquid securities may include securities subject to legal or contractual restrictions on resale (including private placements), repurchase agreements maturing in more than seven days, certain options traded over the counter that the Fund has purchased, securities being used to cover certain options that the Fund has written, securities for which market quotations are not readily available, or other securities which legally or in IMI's opinion, subject to the Board's supervision, may be deemed illiquid, but shall not include any instrument that, due to the existence of a trading market, to the Fund's compliance with certain conditions intended to provide liquidity, or to other factors, is liquid;

(v) borrow money, except for temporary or emergency purposes. The Fund may not purchase securities at any time during which the value of the Fund's outstanding loans exceeds 10% of the value of the Fund's total assets;

(vi) purchase securities of other investment companies, except in connection with a merger, consolidation or sale of assets, and except that the Fund may purchase shares of other investment companies subject to such restrictions as may be imposed by the 1940 Act and rules thereunder;

(vii)     sell securities short, except for short sales "against the box;"

(viii) participate on a joint or a joint and several basis in any trading account in securities. The "bunching" of orders of the Fund and of other accounts under the investment management of the Fund's investment adviser for the sale or purchase of portfolio securities shall not be considered participation in a joint securities trading account;

(ix) make investments in securities for the purpose of exercising control over or management of the issuer; or

(x) purchase securities on margin, except such short-term credits as are necessary for the clearance of transactions, but the Fund may make margin deposits in connection with transactions in options, futures and options on futures.

IVY PAN-EUROPE FUND

      Ivy Pan-Europe Fund's principal investment objective is long-term capital growth. Consideration of current income is secondary to this principal objective. The Fund seeks to achieve its investment objective by investing primarily in the equity securities of companies domiciled or otherwise doing business (as described below) in European countries. Under normal circumstances, the Fund will invest at least 65% of its total assets in the equity securities of "European companies," which include any issuer (a) that is organized under the laws of a European country; (b) that derives 50% or more of its total revenues from goods produced or sold, investments made or services performed in Europe; or (c) for which the principal trading market is in Europe. The Fund may also invest up to 35% of its total assets in the equity securities of issuers domiciled outside of Europe. The equity securities in which the Fund may invest include common stock, preferred stock and common stock equivalents such as warrants and convertible debt securities. The Fund may also invest in sponsored or unsponsored ADRs, European Depository Receipts ("EDRs"), GDRs, ADSs, European Depository Shares ("EDSs") and GDSs. As a fundamental policy, the Fund does not concentrate its investments in any particular industry.

      The Fund may invest up to 35% of its net assets in debt securities, but will not invest more than 20% of its net assets in debt securities rated Ba or below by Moody's or BB or below by S&P, or if unrated, considered by IMI to be of comparable quality (commonly referred to as "high yield" or "junk" bonds). The Fund will not invest in debt securities rated less than C by either Moody's or S&P. The Fund may also purchase securities on a "when issued" or firm commitment basis, engage in foreign currency exchange transactions and enter into forward foreign currency contracts. In addition, the Fund may invest up to 5% of its net assets in zero coupon bonds.

      For temporary defensive purposes or when IMI believes that circumstances warrant, the Fund may invest without limit in U.S. Government securities, investment-grade debt securities (i.e., those rated Baa or higher by Moody's or BBB or higher by S&P, or if unrated, considered by IMI to be of comparable quality), warrants, and cash or cash equivalents such as domestic or foreign bank obligations (including certificates of deposit, time deposits and bankers' acceptances), short-term notes, repurchase agreements, and domestic or foreign commercial paper (which, if issued by a corporation, must be rated Prime-1 by Moody's or A-1 by S&P, or if unrated has been issued by a company that at the time of investment has an outstanding debt issue rated Aaa or Aa by Moody's or AAA or AA by S&P).

      For temporary or emergency purposes, Ivy Pan-Europe Fund may borrow from banks in accordance with the provisions of the 1940 Act, but may not purchase securities at any time during which the value of the Fund's outstanding loans exceeds 10% of the value of the Fund's total assets. The Fund may also invest in other investment companies in accordance with the provisions of the 1940 Act, and may invest up to 15% of its net assets in illiquid securities.

      The Fund may purchase put and call options on securities and stock indices, provided the premium paid for such options does not exceed 5% of the Fund's net assets. The Fund may also sell covered put options with respect to up to 10% of the value of its net assets, and may write covered call options so long as not more than 25% of the Fund's net assets is subject to being purchased upon the exercise of the calls. For hedging purposes only, the Fund may engage in transactions in (and options on) stock index and foreign currency futures contracts, provided that the Fund's equivalent exposure in such contracts does not exceed 15% of its total assets. The Fund may also write or buy straddles or spreads.

INVESTMENT RESTRICTIONS FOR IVY PAN-EUROPE FUND

      Ivy Pan-Europe Fund's investment objectives as set forth in the "Summary" section of the Prospectus, together with the investment restrictions set forth below, are fundamental policies of the Fund and may not be changed without the approval of a majority of the outstanding voting shares of the Fund. The Fund has adopted the following fundamental investment restrictions:

(i) The Fund has elected to be classified as a diversified series of an open-end investment company.

(ii) The Fund will not borrow money, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(iii) The Fund will not issue senior securities, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(iv) The Fund will not engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

(v) The Fund will not purchase or sell real estate (which term does not include . securities of companies that deal in real estate or mortgages or investments secured by real estate or interests therein), except that the Fund may hold and sell real estate acquired as a result of the Fund's ownership of securities.

(vi) The Fund will not purchase physical commodities or contracts relating to physical commodities, although the Fund may invest in commodities futures contracts and options thereon to the extent permitted by the Prospectus and this SAI.

(vii) The Fund will not make loans to other persons, except (a) loans of portfolio securities, and (b) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with the Fund's investment objective and policies may be deemed to be loans.

(viii) The Fund will not concentrate its investments in a particular industry, as the term "concentrate" is interpreted in connection with the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

                           ADDITIONAL RESTRICTIONS

      Ivy Pan-Europe Fund has adopted the following additional restrictions, which are not fundamental and which may be changed without shareholder approval, to the extent permitted by applicable law, regulation or regulatory policy.

      Under these restrictions, the Fund may not:

(i)       purchase or sell real estate limited partnership interests;

(ii) purchase or sell interests in oil, gas and mineral leases (other than securities of companies that invest in or sponsor such programs);

(iii)     invest in oil, gas and/or mineral exploration or development programs;

(iv) invest more than 15% of its net assets taken at market value at the time of the investment in "illiquid securities." Illiquid securities may include securities subject to legal or contractual restrictions on resale (including private placements), repurchase agreements maturing in more than seven days, certain options traded over the counter that the Fund has purchased, securities being used to cover certain options that the Fund has written, securities for which market quotations are not readily available, or other securities which legally or in IMI's opinion, subject to the Board's supervision, may be deemed illiquid, but shall not include any instrument that, due to the existence of a trading market, to the Fund's compliance with certain conditions intended to provide  liquidity,  or to other factors,  is ............
          liquid;

(v) borrow money, except for temporary or emergency purposes. The Fund may not purchase securities at any time during which the value of the Fund's outstanding loans exceeds 10% of the value of the Fund's total assets;

(vi) purchase securities of other investment companies, except in connection with a merger, consolidation or sale of assets, and except that it may purchase shares of other investment companies subject to such restrictions as may be imposed by the Investment Company Act of 1940 and rules thereunder;

(vii)     sell securities short, except for short sales "against the box";

(viii) participate on a joint or a joint and several basis in any trading account in securities. The "bunching" of orders of the Fund and of other accounts under the investment management of IMI, for the sale or purchase of portfolio securities shall not be considered participation in a joint securities trading account;

(ix) make investments in securities for the purpose of exercising control over or management of the issuer; or

(x) purchase securities on margin, except such short-term credits as are necessary for the clearance of transactions, but the Fund may make margin deposits in connection with transactions in options, futures and options on futures.

COMMON STOCKS

      Common stock can be issued by companies to raise cash; all common stock shares represent a proportionate ownership interest in a company. As a result, the value of common stock rises and falls with a company's success or failure. The market value of common stock can fluctuate significantly, with smaller companies being particularly susceptible to price swings. Transaction costs in smaller company stocks may also be higher than those of larger companies.

CONVERTIBLE SECURITIES

      The convertible securities in which each Fund may invest include corporate bonds, notes, debentures, preferred stock and other securities that may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. Investments in convertible securities can provide income through interest and dividend payments as well as an opportunity for capital appreciation by virtue of their conversion or exchange features. Because convertible securities can be converted into equity securities, their values will normally vary in some proportion with those of the underlying equity securities. Convertible securities usually provide a higher yield than the underlying equity, however, so that the price decline of a convertible security may sometimes be less substantial than that of the underlying equity security. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stock changes, and, therefore, also tends to follow movements in the general market for equity securities. When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of the value of the underlying common stock, although typically not as much as the price of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

      As debt securities, convertible securities are investments that provide for a stream of income. Like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

      Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, are senior in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, convertible bonds and convertible preferred stock typically have lower coupon rates than similar non-convertible securities. Convertible securities may be issued as fixed income obligations that pay current income.

SMALL COMPANIES

      Investing in smaller company stocks involves certain special considerations and risks that are not usually associated with investing in larger, more established companies. For example, the securities of small or new companies may be subject to more abrupt or erratic market movements because they tend to be thinly traded and are subject to a greater degree to changes in the issuer's earnings and prospects. Small companies also tend to have limited product lines, markets or financial resources. Transaction costs in smaller company stocks also may be higher than those of larger companies.

INITIAL PUBLIC OFFERINGS

      Securities issued through an initial public offering (IPO) can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. Information about the issuers of IPO securities is also difficult to acquire since they are new to the market and may not have lengthy operating histories. A Fund may engage in short-term trading in connection with its IPO investments, which could produce higher trading costs and adverse tax consequences. The number of securities issued in an IPO is limited, so it is likely that IPO securities will represent a smaller component of a Fund's portfolio as the Fund's assets increase (and thus have a more limited effect on the Fund's performance).

NATURAL RESOURCES AND PHYSICAL COMMODITIES

      Since Ivy Global Natural Resources Fund normally invests a substantial portion of its assets in securities of companies engaged in natural resources activities, that Fund may be subject to greater risks and market fluctuations than funds with more diversified portfolios. The value of the Fund's securities will fluctuate in response to market conditions generally, and will be particularly sensitive to the markets for those natural resources in which a particular issuer is involved. The values of natural resources may also fluctuate directly with respect to real and perceived inflationary trends and various political developments. In selecting the Fund's portfolio of investments, MFC will consider each company's ability to create new products, secure any necessary regulatory approvals, and generate sufficient customer demand. A company's failure to perform well in any one of these areas, however, could cause its stock to decline sharply.

      Natural resource industries throughout the world may be subject to greater political, environmental and other governmental regulation than many other industries. Changes in governmental policies and the need for regulatory approvals may have an adverse effect on the products and services of natural resources companies. For example, the exploration, development and distribution of coal, oil and gas in the United States are subject to significant Federal and state regulation, which may affect rates of return on such investments and the kinds of services that may be offered to companies in those industries. In addition, many natural resource companies have been subject to significant costs associated with compliance with environmental and other safety regulations. Such regulations may also hamper the development of new technologies. The direction, type or effect of any future regulations affecting natural resource industries are virtually impossible to predict.

      Ivy Global Natural Resources Fund's investments in precious metals (such as gold) and other physical commodities are considered speculative and subject to special risk considerations, including substantial price fluctuations over short periods of time. On the other hand, investments in precious metals coins or bullion could help to moderate fluctuations in the value of the Fund's portfolio, since the prices of precious metals have at times tended not to fluctuate as widely as shares of issuers engaged in the mining of precious metals. Because precious metals and other commodities do not generate investment income, however, the return on such investments will be derived solely from the appreciation and depreciation on such investments. The Fund may also incur storage and other costs relating to its investments in precious metals and other commodities, which may, under certain circumstances, exceed custodial and brokerage costs associated with investments in other types of securities. When the Fund purchases a precious metal, MFC currently intends that it will only be in a form that is readily marketable. Under current U.S. tax law, the Fund may not receive more than 10% of its yearly income from gains resulting from selling precious metals or any other physical commodity. Accordingly, the Fund may be required to hold its precious metals or sell them at a loss, or to sell its portfolio securities at a gain, when for investment reasons it would not otherwise do so.

DEBT SECURITIES

      IN GENERAL Investment in debt securities involves both interest rate and credit risk. Generally, the value of debt instruments rises and falls inversely with fluctuations in interest rates. As interest rates decline, the value of debt securities generally increases. Conversely, rising interest rates tend to cause the value of debt securities to decrease. Bonds with longer maturities generally are more volatile than bonds with shorter maturities. The market value of debt securities also varies according to the relative financial condition of the issuer. In general, lower-quality bonds offer higher yields due to the increased risk that the issuer will be unable to meet its obligations on interest or principal payments at the time called for by the debt instrument.

      INVESTMENT-GRADE DEBT SECURITIES. Bonds rated Aaa by Moody's Investors Service, Inc. ("Moody's") and AAA by Standard & Poor's Ratings Group ("S&P") are judged to be of the best quality (i.e., capacity to pay interest and repay principal is extremely strong). Bonds rated Aa/AA are considered to be of high quality (i.e., capacity to pay interest and repay principal is very strong and differs from the highest rated issues only to a small degree). Bonds rated A are viewed as having many favorable investment attributes, but elements may be present that suggest a susceptibility to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. Bonds rated Baa/BBB (considered by Moody's to be "medium grade" obligations) are considered to have an adequate capacity to pay interest and repay principal, but certain protective elements may be lacking (i.e., such bonds lack outstanding investment characteristics and have some speculative characteristics). Each Fund may invest in debt securities that are given an investment-grade rating by Moody's or S&P, and may also invest in unrated debt securities that are considered by IMI to be of comparable quality.

      LOW-RATED DEBT SECURITIES. Securities rated lower than Baa by Moody's or BBB by S&P, and comparable unrated securities (commonly referred to as "high yield" or "junk" bonds), including many emerging markets bonds, are considered to be predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. The lower the ratings of corporate debt securities, the more their risks render them like equity securities. Such securities carry a high degree of risk (including the possibility of default or bankruptcy of the issuers of such securities), and generally involve greater volatility of price and risk of principal and income (and may be less liquid) than securities in the higher rating categories. (See Appendix A for a more complete description of the ratings assigned by Moody's and S&P and their respective characteristics.)

      Lower rated and unrated securities are especially subject to adverse changes in general economic conditions and to changes in the financial condition of their issuers. Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. During an economic downturn or period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service their principal and interest payment obligations. Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect a Fund's net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

      Changes in interest rates may have a less direct or dominant impact on high yield bonds than on higher quality issues of similar maturities. However, the price of high yield bonds can change significantly or suddenly due to a host of factors including changes in interest rates, fundamental credit quality, market psychology, government regulations, U.S. economic growth and, at times, stock market activity. High yield bonds may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, a Fund may have to replace the security with a lower yielding security.

      The trading market for high yield securities may be thin to the extent that there is no established retail secondary market or because of a decline in the value of such securities. A thin trading market may limit the ability of each Fund to accurately value high yield securities in the Fund's portfolio, could adversely affect the price at which a Fund could sell such securities, and cause large fluctuations in the daily net asset value of a Fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of low-rated debt securities, especially in a thinly traded market. When secondary markets for high yield securities become relatively less liquid, it may be more difficult to value the securities, requiring additional research and elements of judgment. These securities may also involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

      Credit quality in the high yield securities market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high yield security. For these reasons, it is the policy of IMI not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and on-going review of credit quality. The achievement of each Fund's investment objectives by investment in such securities may be more dependent on IMI's credit analysis than is the case for higher quality bonds. Should the rating of a portfolio security be downgraded, IMI will determine whether it is in the best interest of each Fund to retain or dispose of such security. However, should any individual bond held by any Fund be downgraded below a rating of C, IMI currently intends to dispose of such bond based on then existing market conditions.

      Prices for high yield securities may be affected by legislative and regulatory developments. For example, Federal rules require savings and loan institutions to gradually reduce their holdings of this type of security. Also, Congress has from time to time considered legislation that would restrict or eliminate the corporate tax deduction for interest payments in these securities and regulate corporate restructurings. Such legislation may significantly depress the prices of outstanding securities of this type.

          U.S. GOVERNMENT SECURITIES. U.S. Government securities are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. Securities guaranteed by the U.S. Government include: (1) direct obligations of the U.S. Treasury (such as Treasury bills, notes, and bonds) and (2) Federal agency obligations guaranteed as to principal and interest by the U.S. Treasury (such as GNMA certificates, which are mortgage-backed securities). When such securities are held to maturity, the payment of principal and interest is unconditionally guaranteed by the U.S. Government, and thus they are of the highest possible credit quality. U.S. Government securities that are not held to maturity are subject to variations in market value due to fluctuations in interest rates.

      Mortgage-backed securities are securities representing part ownership of a pool of mortgage loans. For example, GNMA certificates are such securities in which the timely payment of principal and interest is guaranteed by the full faith and credit of the U.S. Government. Although the mortgage loans in the pool will have maturities of up to 30 years, the actual average life of the loans typically will be substantially less because the mortgages will be subject to principal amortization and may be prepaid prior to maturity. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the security. Conversely, rising interest rates tend to decrease the rate of prepayments, thereby lengthening the actual average life of the security (and increasing the security's price volatility). Accordingly, it is not possible to predict accurately the average life of a particular pool. Reinvestment of prepayment may occur at higher or lower rates than the original yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current rates, mortgage-backed securities can be less effective than typical bonds of similar maturities at "locking in" yields during periods of declining interest rates, and may involve significantly greater price and yield volatility than traditional debt securities. Such securities may appreciate or decline in market value during periods of declining or rising interest rates, respectively.

      Securities issued by U.S. Government instrumentalities and certain Federal agencies are neither direct obligations of nor guaranteed by the U.S. Treasury; however, they involve Federal sponsorship in one way or another. Some are backed by specific types of collateral, some are supported by the issuer's right to borrow from the Treasury, some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer, others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to, Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, Federal National Mortgage Association, Federal Home Loan Mortgage Association, and Student Loan Marketing Association.

      ZERO COUPON BONDS. Zero coupon bonds are debt obligations issued without any requirement for the periodic payment of interest. Zero coupon bonds are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds would accrue and compound over the period until maturity at a rate of interest reflecting the market rate at the time of issuance. If a Fund holds zero coupon bonds in its portfolio, it would recognize income currently for Federal income tax purposes in the amount of the unpaid, accrued interest and generally would be required to distribute dividends representing such income to shareholders currently, even though funds representing such income would not have been received by the Fund. Cash to pay dividends representing unpaid, accrued interest may be obtained from, for example, sales proceeds of portfolio securities and Fund shares and from loan proceeds. The potential sale of portfolio securities to pay cash distributions from income earned on zero coupon bonds may result in a Fund being forced to sell portfolio securities at a time when it might otherwise choose not to sell these securities and when the Fund might incur a capital loss on such sales. Because interest on zero coupon obligations is not distributed to each Fund on a current basis, but is in effect compounded, the value of the securities of this type is subject to greater fluctuations in response to changing interest rates than the value of debt obligations which distribute income regularly.

      FIRM COMMITMENT AGREEMENTS AND "WHEN-ISSUED" SECURITIES. New issues of certain debt securities are often offered on a "when-issued" basis, meaning the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment, but delivery and payment for the securities normally take place after the date of the commitment to purchase. Firm commitment agreements call for the purchase of securities at an agreed-upon price on a specified future date. The Fund uses such investment techniques in order to secure what is considered to be an advantageous price and yield to the Fund and not for purposes of leveraging the Fund's assets. In either instance, the Fund will maintain in a segregated account with its Custodian cash or liquid securities equal (on a daily marked-to-market basis) to the amount of its commitment to purchase the underlying securities.

ILLIQUID SECURITIES

      Each Fund may purchase securities other than in the open market. While such purchases may often offer attractive opportunities for investment not otherwise available on the open market, the securities so purchased are often "restricted securities" or "not readily marketable" (i.e., they cannot be sold to the public without registration under the Securities Act of 1933, as amended (the "1933 Act"), or the availability of an exemption from registration (such as Rule 144A) or because they are subject to other legal or contractual delays in or restrictions on resale). This investment practice, therefore, could have the effect of increasing the level of illiquidity of each Fund. It is each Fund's policy that illiquid securities (including repurchase agreements of more than seven days duration, certain restricted securities, and other securities which are not readily marketable) may not constitute, at the time of purchase, more than 15% of the value of the Fund's net assets. The Trust's Board of Trustees has approved guidelines for use by IMI in determining whether a security is illiquid.

      Generally speaking, restricted securities may be sold (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the 1933 Act. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. If adverse market conditions were to develop during the period between a Fund's decision to sell a restricted or illiquid security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. Where a registration statement is required for the resale of restricted securities, a Fund may be required to bear all or part of the registration expenses. Each Fund may be deemed to be an "underwriter" for purposes of the 1933 Act when selling restricted securities to the public and, in such event, the Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

      Since it is not possible to predict with assurance that the market for securities eligible for resale under Rule 144A will continue to be liquid, IMI will monitor such restricted securities subject to the supervision of the Board of Trustees. Among the factors IMI may consider in reaching liquidity decisions relating to Rule 144A securities are: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer).

FOREIGN SECURITIES

      The securities of foreign issuers in which each Fund may invest include non-U.S. dollar-denominated debt securities, Euro dollar securities, sponsored and unsponsored American Depository Receipts ("ADRs"), Global Depository Receipts ("GDRs") and related depository instruments, American Depository Shares ("ADSs"), Global Depository Shares ("GDSs"), and debt securities issued, assumed or guaranteed by foreign governments or political subdivisions or instrumentalities thereof. Shareholders should consider carefully the substantial risks involved in investing in securities issued by companies and governments of foreign nations, which are in addition to the usual risks inherent in each Fund's domestic investments.

      Although IMI intends to invest each Fund's assets only in nations that are generally considered to have relatively stable and friendly governments, there is the possibility of expropriation, nationalization, repatriation or confiscatory taxation, taxation on income earned in a foreign country and other foreign taxes, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default on foreign government securities, political or social instability or diplomatic developments which could affect investments in securities of issuers in those nations. In addition, in many countries there is less publicly available information about issuers than is available for U.S. companies. Moreover, foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. In many foreign countries, there is less governmental supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in the United States. Foreign securities transactions may also be subject to higher brokerage costs than domestic securities transactions. The foreign securities markets of many of the countries in which each Fund may invest may also be smaller, less liquid and subject to greater price volatility than those in the United States. In addition, each Fund may encounter difficulties or be unable to pursue legal remedies and obtain judgment in foreign courts.

      Foreign bond markets have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of a Fund are uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Further, the inability to dispose of portfolio securities due to settlement problems could result either in losses to a Fund because of subsequent declines in the value of the portfolio security or, if the Fund has entered into a contract to sell the security, in possible liability to the purchaser. It may be more difficult for each Fund's agents to keep currently informed about corporate actions such as stock dividends or other matters that may affect the prices of portfolio securities. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Moreover, individual foreign economies may differ favorably or unfavorably from the United States economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. IMI seeks to mitigate the risks to each Fund associated with the foregoing considerations through investment variation and continuous professional management.

DEPOSITORY RECEIPTS

      ADRs, GDRs, ADSs, GDSs and related securities are depository instruments, the issuance of which is typically administered by a U.S. or foreign bank or trust company. These instruments evidence ownership of underlying securities issued by a U.S. or foreign corporation. ADRs are publicly traded on exchanges or over-the-counter ("OTC") in the United States. Unsponsored programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, information concerning the issuer may not be as current or as readily available as in the case of sponsored depository instruments, and their prices may be more volatile than if they were sponsored by the issuers of the underlying securities.

EMERGING MARKETS

      Each Fund could have significant investments in securities traded in emerging markets. Investors should recognize that investing in such countries involves special considerations, in addition to those set forth above, that are not typically associated with investing in United States securities and that may affect each Fund's performance favorably or unfavorably.

      In recent years, many emerging market countries around the world have undergone political changes that have reduced government's role in economic and personal affairs and have stimulated investment and growth. Historically, there is a strong direct correlation between economic growth and stock market returns. While this is no guarantee of future performance, IMI believes that investment opportunities (particularly in the energy, environmental services, natural resources, basic materials, power, telecommunications and transportation industries) may result within the evolving economies of emerging market countries from which each Fund and its shareholders will benefit.

      Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. Such risks include (i) less social, political and economic stability; (ii) a small market for securities and/or a low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies that may restrict each Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until relatively recently in certain Eastern European countries, of a capital market structure or market-oriented economy; (vii) the possibility that recent favorable economic developments in Eastern Europe may be slowed or reversed by unanticipated political or social events in such countries; and (viii) the possibility that currency devaluations could adversely affect the value of each Fund's investments. Further, many emerging markets have experienced and continue to experience high rates of inflation.

      Despite the dissolution of the Soviet Union, the Communist Party may continue to exercise a significant role in certain Eastern European countries. To the extent of the Communist Party's influence, investments in such countries will involve risks of nationalization, expropriation and confiscatory taxation. The communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of such expropriation, each Fund could lose a substantial portion of any investments it has made in the affected countries. Further, few (if any) accounting standards exist in Eastern European countries. Finally, even though certain Eastern European currencies may be convertible into U.S. dollars, the conversion rates may be artificial in relation to the actual market values and may be adverse to each Fund's net asset value.

      Certain Eastern European countries that do not have well-established trading markets are characterized by an absence of developed legal structures governing private and foreign investments and private property. In addition, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment of foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals.

      Authoritarian governments in certain Eastern European countries may require that a governmental or quasi-governmental authority act as custodian of each Fund's assets invested in such country. To the extent such governmental or quasi-governmental authorities do not satisfy the requirements of the Investment Company Act of 1940, as amended (the "1940 Act"), with respect to the custody of each Fund's cash and securities, each Fund's investment in such countries may be limited or may be required to be effected through intermediaries. The risk of loss through governmental confiscation may be increased in such countries.

          FOREIGN SOVEREIGN DEBT OBLIGATIONS

      Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy towards the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including Ivy European Opportunities Fund) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

          BRADY BONDS

      Ivy European Opportunities Fund may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented to date in Argentina, Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Nigeria, Peru, the Philippines, Poland, Uruguay, and Venezuela.

      Brady Bonds have been issued only recently, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S.
dollar) and are actively traded in over-the-counter secondary markets. Dollar-denominated, collateralized Brady Bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter.

      Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds, with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.

FOREIGN CURRENCIES

      Investment in foreign securities usually will involve currencies of foreign countries. Moreover, each Fund may temporarily hold funds in bank deposits in foreign currencies during the completion of investment programs and may purchase forward foreign currency contracts. Because of these factors, the value of the assets of each Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and each Fund may incur costs in connection with conversions between various currencies. Although each Fund's custodian values the Fund's assets daily in terms of U.S. dollars, each Fund does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. Each Fund will do so from time to time, however, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. Each Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies.

      Because each Fund normally will be invested in both U.S. and foreign securities markets, changes in each Fund's share price may have a low correlation with movements in U.S. markets. Each Fund's share price will reflect the movements of the different stock and bond markets in which it is invested (both U.S. and foreign), and of the currencies in which the investments are denominated. Thus, the strength or weakness of the U.S. dollar against foreign currencies may account for part of each Fund's investment performance. U.S. and foreign securities markets do not always move in step with each other, and the total returns from different markets may vary significantly. In addition, significant uncertainty surrounds the proposed introduction of the euro (a common currency for the European Union) in January 1999 and its effect on the value of securities denominated in local European currencies. These and other currencies in which each Fund's assets are denominated may be devalued against the U.S. dollar, resulting in a loss to each Fund.

FOREIGN CURRENCY EXCHANGE TRANSACTIONS

      Each Fund may enter into forward foreign currency contracts in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date (usually less than a year), and typically is individually negotiated and privately traded by currency traders and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for commissions, they do realize a profit based on the difference between the price at which they are buying and selling various currencies. Although these contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase.

      While each Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for each Fund than if it had not engaged in such transactions. Moreover, there may be an imperfect correlation between a Fund's portfolio holdings of securities denominated in a particular currency and forward contracts entered into by that Fund. An imperfect correlation of this type may prevent a Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss.

      Each Fund may purchase currency forwards and combine such purchases with sufficient cash or short-term securities to create unleveraged substitutes for investments in foreign markets when deemed advantageous. Each Fund may also combine the foregoing with bond futures or interest rate futures contracts to create the economic equivalent of an unhedged foreign bond position.

      Each Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which that Fund has or in which the Fund expects to have portfolio exposure.

      Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transactions costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

OTHER INVESTMENT COMPANIES

      Each Fund may invest up to 10% of its total assets in the shares of other investment companies. As a shareholder of an investment company, a Fund would bear its ratable shares of the fund's expenses (which often include an asset-based management fee). Each Fund could also lose money by investing in other investment companies, since the value of their respective investments and the income they generate will vary daily based on prevailing market conditions.

REPURCHASE AGREEMENTS

      Repurchase agreements are contracts under which a Fund buys a money market instrument and obtains a simultaneous commitment from the seller to repurchase the instrument at a specified time and at an agreed-upon yield. Under guidelines approved by the Board, each Fund is permitted to enter into repurchase agreements only if the repurchase agreements are at least fully collateralized with U.S. Government securities or other securities that IMI has approved for use as collateral for repurchase agreements and the collateral must be marked-to-market daily. Each Fund will enter into repurchase agreements only with banks and broker-dealers deemed to be creditworthy by IMI under the above-referenced guidelines. In the unlikely event of failure of the executing bank or broker-dealer, a Fund could experience some delay in obtaining direct ownership of the underlying collateral and might incur a loss if the value of the security should decline, as well as costs in disposing of the security.

BANKING INDUSTRY AND SAVINGS AND LOAN OBLIGATIONS

      Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank (meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument at maturity). In addition to investing in certificates of deposit and bankers' acceptances, each Fund may invest in time deposits in banks or savings and loan associations. Time deposits are generally similar to certificates of deposit, but are uncertificated. Each Fund's investments in certificates of deposit, time deposits, and bankers' acceptance are limited to obligations of (i) banks having total assets in excess of $1 billion, (ii) U.S. banks which do not meet the $1 billion asset requirement, if the principal amount of such obligation is fully insured by the Federal Deposit Insurance Corporation (the "FDIC"), (iii) savings and loan association which have total assets in excess of $1 billion and which are members of the FDIC, and (iv) foreign banks if the obligation is, in IMI's opinion, of an investment quality comparable to other debt securities which may be purchased by a Fund. Each Fund's investments in certificates of deposit of savings associations are limited to obligations of Federal and state-chartered institutions whose total assets exceed $1 billion and whose deposits are insured by the FDIC.

COMMERCIAL PAPER

      Commercial paper represents short-term unsecured promissory notes issued in bearer form by bank holding companies, corporations and finance companies. Each Fund may invest in commercial paper that is rated Prime-1 by Moody's Investors Service, Inc. ("Moody's") or A-1 by Standard & Poor's Corporation ("S&P") or, if not rated by Moody's or S&P, is issued by companies having an outstanding debt issue rated Aaa or Aa by Moody's or AAA or AA by S&P.

BORROWING

      Borrowing may exaggerate the effect on each Fund's net asset value of any increase or decrease in the value of the Fund's portfolio securities. Money borrowed will be subject to interest costs (which may include commitment fees and/or the cost of maintaining minimum average balances). Although the principal of each Fund's borrowings will be fixed, each Fund's assets may change in value during the time a borrowing is outstanding, thus increasing exposure to capital risk.

          WARRANTS

      The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. However, prices of warrants do not necessarily move in a tandem with the prices of the underlying securities, and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by any Fund were not exercised by the date of its expiration, the Fund would lose the entire purchase price of the warrant.

          REAL ESTATE INVESTMENT TRUSTS (REITS)

      A REIT is a corporation, trust or association that invests in real estate mortgages or equities for the benefit of its investors. REITs are dependent upon management skill, may not be diversified and are subject to the risks of financing projects. Such entities are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"), and to maintain exemption from the Investment Company Act of 1940 (the "1940 Act"). By investing in REITs indirectly through Ivy Global Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs.

OPTIONS TRANSACTIONS

      IN GENERAL. A call option is a short-term contract (having a duration of less than one year) pursuant to which the purchaser, in return for the premium paid, has the right to buy the security underlying the option at the specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. A put option is a similar contract pursuant to which the purchaser, in return for the premium paid, has the right to sell the security underlying the option at the specified exercise price at any time during the term of the option. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option, to buy the underlying security at the exercise price. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the time remaining to expiration of the option, supply and demand, and interest rates.

      If the writer of a U.S. exchange-traded option wishes to terminate the obligation, the writer may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the Options Clearing Corporation. However, a writer may not effect a closing purchase transaction after it has been notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate his or her position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected at any particular time or at any acceptable price. If any call or put option is not exercised or sold, it will become worthless on its expiration date. Closing purchase transactions are not available for OTC transactions. In order to terminate an obligation in an OTC transaction, a Fund would negotiate directly with the counterparty.

      Each Fund will realize a gain (or a loss) on a closing purchase transaction with respect to a call or a put previously written by that Fund if the premium, plus commission costs, paid by the Fund to purchase the call or the put is less (or greater) than the premium, less commission costs, received by the Fund on the sale of the call or the put. A gain also will be realized if a call or a put that a Fund has written lapses unexercised, because the Fund would retain the premium. Any such gains (or losses) are considered short-term capital gains (or losses) for Federal income tax purposes. Net short-term capital gains, when distributed by each Fund, are taxable as ordinary income. See "Taxation."

      Each Fund will realize a gain (or a loss) on a closing sale transaction with respect to a call or a put previously purchased by that Fund if the premium, less commission costs, received by the Fund on the sale of the call or the put is greater (or less) than the premium, plus commission costs, paid by the Fund to purchase the call or the put. If a put or a call expires unexercised, it will become worthless on the expiration date, and the Fund will realize a loss in the amount of the premium paid, plus commission costs. Any such gain or loss will be long-term or short-term gain or loss, depending upon the Fund's holding period for the option.

      Exchange-traded options generally have standardized terms and are issued by a regulated clearing organization (such as the Options Clearing Corporation), which, in effect, guarantees the completion of every exchange-traded option transaction. In contrast, the terms of OTC options are negotiated by each Fund and its counterparty (usually a securities dealer or a financial institution) with no clearing organization guarantee. When a Fund purchases an OTC option, it relies on the party from whom it has purchased the option (the "counterparty") to make delivery of the instrument underlying the option. If the counterparty fails to do so, the Fund will lose any premium paid for the option, as well as any expected benefit of the transaction. Accordingly, IMI will assess the creditworthiness of each counterparty to determine the likelihood that the terms of the OTC option will be satisfied.

      WRITING OPTIONS ON INDIVIDUAL SECURITIES. Each Fund may write (sell) covered call options on each Fund's securities in an attempt to realize a greater current return than would be realized on the securities alone. Each Fund may also write covered call options to hedge a possible stock or bond market decline (only to the extent of the premium paid to the Fund for the options). In view of the investment objectives of each Fund, each Fund generally would write call options only in circumstances where the investment adviser to the Fund does not anticipate significant appreciation of the underlying security in the near future or has otherwise determined to dispose of the security.

      A "covered" call option means generally that so long as a Fund is obligated as the writer of a call option, that Fund will (i) own the underlying securities subject to the option, or (ii) have the right to acquire the underlying securities through immediate conversion or exchange of convertible preferred stocks or convertible debt securities owned by the Fund. Although a Fund receives premium income from these activities, any appreciation realized on an underlying security will be limited by the terms of the call option. Each Fund may purchase call options on individual securities only to effect a "closing purchase transaction."

      As the writer of a call option, a Fund receives a premium for undertaking the obligation to sell the underlying security at a fixed price during the option period, if the option is exercised. So long as a Fund remains obligated as a writer of a call option, it forgoes the opportunity to profit from increases in the market price of the underlying security above the exercise price of the option, except insofar as the premium represents such a profit (and retains the risk of loss should the value of the underlying security decline).

      PURCHASING OPTIONS ON INDIVIDUAL SECURITIES. Each Fund may purchase a put option on an underlying security owned by that Fund as a defensive technique in order to protect against an anticipated decline in the value of the security. Each Fund, as the holder of the put option, may sell the underlying security at the exercise price regardless of any decline in its market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs that a Fund must pay. These costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option. The premium paid for the put option would reduce any capital gain otherwise available for distribution when the security is eventually sold. The purchase of put options will not be used by any Fund for leverage purposes.

      Each Fund may also purchase a put option on an underlying security that it owns and at the same time write a call option on the same security with the same exercise price and expiration date. Depending on whether the underlying security appreciates or depreciates in value, the Fund would sell the underlying security for the exercise price either upon exercise of the call option written by it or by exercising the put option held by it. A Fund would enter into such transactions in order to profit from the difference between the premium received by the Fund for the writing of the call option and the premium paid by the Fund for the purchase of the put option, thereby increasing the Fund's current return. Each Fund may write (sell) put options on individual securities only to effect a "closing sale transaction."

      RISKS OF OPTIONS TRANSACTIONS. The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of a U.S. option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities (or cash in the case of an index option) at the exercise price. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security (or index), in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security (or index) is purchased to hedge against price movements in a related security (or securities), the price of the put or call option may move more or less than the price of the related security (or securities). In this regard, there are differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective.

      There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position. Finally, trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers, or the options exchange could suspend trading after the price has risen or fallen more than the maximum amount specified by the exchange. Closing transactions can be made for OTC options only by negotiating directly with the counterparty or by a transaction in the secondary market, if any such market exists. Transfer of an OTC option is usually prohibited absent the consent of the original counterparty. There is no assurance that a Fund will be able to close out an OTC option position at a favorable price prior to its expiration. An OTC counterparty may fail to deliver or to pay, as the case may be. In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option position at any time prior to its expiration. Although a Fund may be able to offset to some extent any adverse effects of being unable to liquidate an option position, a Fund may experience losses in some cases as a result of such inability.

      When conducted outside the U.S., options transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by:
(i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in each Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S., and (v) lower trading volume and liquidity.

          Each Fund's options activities also may have an impact upon the level of its portfolio turnover and brokerage commissions. See "Portfolio Turnover."

      Each Fund's success in using options techniques depends, among other things, on IMI's ability to predict accurately the direction and volatility of price movements in the options and securities markets, and to select the proper type, timing of use and duration of options.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

      IN GENERAL. Each Fund may enter into futures contracts and options on futures contracts for hedging purposes. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a commodity at a specified price and time. When a purchase or sale of a futures contract is made by a Fund, that Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or liquid securities ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Fund will mark-to-market its open futures position.

      Each Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

      Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery of offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, each Fund generally realizes a capital gain, or if it is more, the Fund generally realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, each Fund generally realizes a capital gain, or if it is less, the Fund generally realizes a capital loss. The transaction costs must also be included in these calculations.

      When purchasing a futures contract, each Fund will maintain with its Custodian (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited with a futures commission merchant ("FCM") as margin, are equal to the market value of the futures contract. Alternatively, each Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by the Fund, or, if lower, may cover the difference with cash or short-term securities.

      When selling a futures contract, each Fund will maintain with its Custodian in a segregated account (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited with an FCM as margin, are equal to the market value of the instruments underlying the contract. Alternatively, each Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's custodian).

      When selling a call option on a futures contract, each Fund will maintain with its Custodian in a segregated account (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited with an FCM as margin, equal the total market value of the futures contract underlying the call option. Alternatively, a Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund, or covering the difference if the price is higher.

      When selling a put option on a futures contract, each Fund will maintain with its Custodian (and mark-to-market on a daily basis) cash or liquid securities that equal the purchase price of the futures contract less any margin on deposit. Alternatively, a Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund, or, if lower, the Fund may hold securities to cover the difference.

      FOREIGN CURRENCY FUTURES CONTRACTS AND RELATED OPTIONS. Each Fund may engage in foreign currency futures contracts and related options transactions for hedging purposes. A foreign currency futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a foreign currency at a specified price and time.

      An option on a foreign currency futures contract gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon the exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

      Each Fund may purchase call and put options on foreign currencies as a hedge against changes in the value of the U.S. dollar (or another currency) in relation to a foreign currency in which portfolio securities of the Fund may be denominated. A call option on a foreign currency gives the buyer the right to buy, and a put option the right to sell, a certain amount of foreign currency at a specified price during a fixed period of time. Each Fund may invest in options on foreign currency which are either listed on a domestic securities exchange or traded on a recognized foreign exchange.

      In those situations where foreign currency options may not be readily purchased (or where such options may be deemed illiquid) in the currency in which the hedge is desired, the hedge may be obtained by purchasing an option on a "surrogate" currency, i.e., a currency where there is tangible evidence of a direct correlation in the trading value of the two currencies. A surrogate currency's exchange rate movements parallel that of the primary currency. Surrogate currencies are used to hedge an illiquid currency risk, when no liquid hedge instruments exist in world currency markets for the primary currency.

      Each Fund will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity or quoted on an automated quotation system. Each Fund will not enter into a futures contract or purchase an option thereon if, immediately thereafter, the aggregate initial margin deposits for futures contracts held by the Fund plus premiums paid by it for open futures option positions, less the amount by which any such positions are "in-the-money," would exceed 5% of the liquidation value of the Fund's portfolio (or the Fund's net asset value), after taking into account unrealized profits and unrealized losses on any such contracts the Fund has entered into. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option. For additional information about margin deposits required with respect to futures contracts and options thereon, see "Futures Contracts and Options on Futures Contracts."

      RISKS ASSOCIATED WITH FUTURES AND RELATED OPTIONS. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in a Fund's portfolio securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

      Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

      There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, there can be no assurance that an active secondary market will continue to exist.

      Currency futures contracts and options thereon may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such position also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Fund's ability to act upon economic events occurring in foreign markets during non business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

          SECURITIES INDEX FUTURES CONTRACTS

      Each Fund (except Ivy Global Natural Resources Fund) may enter into securities index futures contracts as an efficient means of regulating the Fund's exposure to the equity markets. Each Fund will not engage in transactions in futures contracts for speculation, but only as a hedge against changes resulting from market conditions in the values of securities held in the Fund's portfolio or which it intends to purchase. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. The value of a unit is the current value of the stock index. For example, the S&P 500 Index is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange (the "Exchange"). The S&P 500 Index assigns relative weightings to the 500 common stocks included in the Index, and the Index fluctuates with changes in the market values of the shares of those common stocks. In the case of the S&P 500 Index, contracts are to buy or sell 500 units. Thus, if the value of the S&P 500 Index were $150, one contract would be worth $75,000 (500 units x $150). The index futures contract specifies that no delivery of the actual securities making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if a Fund enters into a futures contract to buy 500 units of the S&P 500 Index at a specified future date at a contract price of $150 and the S&P 500 Index is at $154 on that future date, the Fund will gain $2,000 (500 units x gain of $4). If a Fund enters into a futures contract to sell 500 units of the stock index at a specified future date at a contract price of $150 and the S&P 500 Index is at $154 on that future date, the Fund will lose $2,000 (500 units x loss of $4).

      RISKS OF SECURITIES INDEX FUTURES. Each Fund's success in using hedging techniques depends, among other things, on IMI's ability to predict correctly the direction and volatility of price movements in the futures and options markets as well as in the securities markets and to select the proper type, time and duration of hedges. The skills necessary for successful use of hedges are different from those used in the selection of individual stocks.

      Each Fund's ability to hedge effectively all or a portion of its securities through transactions in index futures (and therefore the extent of its gain or loss on such transactions) depends on the degree to which price movements in the underlying index correlate with price movements in the Fund's securities. Inasmuch as such securities will not duplicate the components of an index, the correlation probably will not be perfect. Consequently, each Fund will bear the risk that the prices of the securities being hedged will not move in the same amount as the hedging instrument. This risk will increase as the composition of the Fund's portfolio diverges from the composition of the hedging instrument.

      Although each Fund intends to establish positions in these instruments only when there appears to be an active market, there is no assurance that a liquid market will exist at a time when a Fund seeks to close a particular option or futures position. Trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers. In addition, the futures exchanges may suspend trading after the price has risen or fallen more than the maximum amount specified by the exchange. In some cases, a Fund may experience losses as a result of its inability to close out a position, and it may have to liquidate other investments to meet its cash needs.

      Although some index futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, a Fund generally realizes a capital gain, or if it is more, the Fund generally realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a Fund generally realizes a capital gain, or if it is less, the Fund generally realizes a capital loss. The transaction costs must also be included in these calculations.

      Each Fund will only enter into index futures contracts or futures options that are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system. Each Fund will use futures contracts and related options only for "bona fide hedging" purposes, as such term is defined in applicable regulations of the CFTC.

      When purchasing an index futures contract, each Fund will maintain with its Custodian (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited with a futures commission merchant ("FCM") as margin, are equal to the market value of the futures contract. Alternatively, a Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by the Fund.

      When selling an index futures contract, each Fund will maintain with its Custodian (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited with an FCM as margin, are equal to the market value of the instruments underlying the contract. Alternatively, a Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in cash or liquid assets in a segregated account with the Fund's custodian).

      COMBINED TRANSACTIONS. Each Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions and multiple currency transactions (including forward currency contracts) and some combination of futures, options, and currency transactions ("component" transactions), instead of a single transaction, as part of a single or combined strategy when, in the opinion of IMI, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on IMI's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the management objective.

                              PORTFOLIO TURNOVER

      Each Fund purchases securities that are believed by IMI to have above average potential for capital appreciation. Common stocks are disposed of in situations where it is believed that potential for such appreciation has lessened or that other common stocks have a greater potential. Therefore, each Fund may purchase and sell securities without regard to the length of time the security is to be, or has been, held. A change in securities held by a Fund is known as "portfolio turnover" and may involve the payment by the Fund of dealer markup or underwriting commission and other transaction costs on the sale of securities, as well as on the reinvestment of the proceeds in other securities. Each Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the most recently completed fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during that year. For purposes of determining each Fund's portfolio turnover rate, all securities whose maturities at the time of acquisition were one year or less are excluded.

                            TRUSTEES AND OFFICERS

      Each Fund's Board of Trustees (the "Board") is responsible for the overall management of the Fund, including general supervision and review of the Fund's investment activities. The Board, in turn, elects the officers who are responsible for administering each Fund's day-to-day operations.

         The Trustees and Executive Officers of the Trust, their business addresses and principal occupations during the past five years are:

                          POSITION WITH   BUSINESS AFFILIATIONS
NAME, ADDRESS, AGE          THE TRUST     AND PRINCIPAL OCCUPATIONS

John S. Anderegg, Jr.       Trustee       Chairman, Dynamics Research
60 Concord Street                         Corp. (instruments and controls);
Wilmington, MA  01887                     Director, Burr-Brown Corp.
Age: 75                                   (operational amplifiers);
                                          Director, Metritage Incorporated
                                          (level measuring instruments);
                                          Trustee of Mackenzie Series Trust
                                          (1992-1998).

James W. Broadfoot         President      President,
700 South Federal Hwy.     and            Ivy Management Inc. (1996-
Suite 300                  Trustee        present); Senior Vice
Boca Raton, FL  33432                     President, Ivy Management,
Age: 56                                   Inc. (1992-1996); Director and Senior
[*Deemed to be an                         Vice President, Mackenzie Investment
"interested person"                       Management Inc. (1995-present); Senior
of the Trust, as                          Vice President, Mackenzie Investment
defined under the                         Management Inc. (1990-1995).
1940 Act.]

Paul H. Broyhill            Trustee       Chairman, BMC Fund, Inc.
800 Hickory Blvd.                         (1983-present); Chairman,
Golfview Park-Box 500                     Broyhill Family Foundation,
Lenoir, NC 28645                          Inc. (1983-Present);
Age:  75                                  Chairman and President, Broyhill
                                          Investments, Inc. (1983-present);
                                          Chairman, Broyhill Timber
                                          Resources (1983-present);
                                          Management of a personal portfolio
                                          of fixed-income and equity
                                          investments (1983-present);
                                          Trustee of Mackenzie Series Trust
                                          (1988-1998); Director of The
                                          Mackenzie Funds Inc. (1988-1995).

Stanley Channick            Trustee       President and Chief
11 Bala Avenue                            Executive Officer, The
Bala Cynwyd, PA 19004                     Whitestone Corporation
Age:  75                                  (insurance agency); Chairman,
                                          Scott Management Company
                                          (administrative services for
                                          insurance companies); President,
                                          The Channick Group (consultants
                                          to insurance companies and
                                          national trade associations);
                                          Trustee of Mackenzie Series
                                          Trust (1994-1998); Director of
                                          The Mackenzie Funds Inc.
                                          (1994-1995).

Frank W. DeFriece, Jr.      Trustee       Director, Manager and Vice
The Landmark Centre                       President, Director and
113 Landmark Lane,                        Fund Manager, Massengill-
Suite B                                   DeFriece Foundation
Bristol, TN  37620-2285                   (charitable organization)
Age: 78                                   (1950-present); Trustee and Vice
                                          Chairman, East Tennessee Public
                                          Communications Corp. (WSJK-TV)
                                          (1984-present); Trustee of
                                          Mackenzie Series Trust
                                          (1985-1998); Director of The
                                          Mackenzie Funds Inc. (1987-1995).

Roy J. Glauber              Trustee       Mallinckrodt Professor of
Lyman Laboratory                          Physics, Harvard
of Physics                                University (1974-present);
Harvard University                        Trustee of Mackenzie Series
Cambridge, MA 02138                       Trust (1994-1997).
Age: 73

Joseph G. Rosenthal         Trustee       Chartered Accountant
110 Jardin Drive                          (1958-present); Trustee of
Unit #12                                  Mackenzie Series Trust
Concord, Ontario Canada                   (1985-1998); Director of
L4K 2T7                                   The Mackenzie Funds Inc.
Age: 64                                   (1987-1995).

Richard N. Silverman       Trustee        Director, Newton-Wellesley
18 Bonnybrook Road                        Hospital; Director, Beth
Waban, MA  02168                          Israel Hospital; Director,
Age: 75                                   Boston Ballet; Director, Boston
                                          Children's Museum; Director,
                                          Brimmer and May School.

J. Brendan Swan            Trustee        President, Airspray
4701 North Federal Hwy.                   International, Inc.;
Suite 465                                 Joint Managing Director,
Pompano Beach, FL  33064                  Airspray International
Age: 69                                   B.V. (an environmentally sensitive
                                          packaging company); Director of
                                          Polyglass LTD.; Director, The
                                          Mackenzie Funds Inc. (1992-1995);
                                          Trustee of Mackenzie Series Trust
                                          (1992-1998).

Keith J. Carlson           Trustee        Senior Vice President of Mackenzie
700 South Federal Hwy.     And            Investment Management, Inc. (1996-
Suite 300                  Chairman       -present); Senior Vice President
Boca Raton, FL  33432                     and Director of Mackenzie
Age: 42                                   Investment Management, Inc. (1994-
[*Deemed to be an                         1996); Senior Vice President and
"interested person"                       Treasurer of Mackenzie Investment
of the Trust, as defined                  Management, Inc. (1989-1994);
under the                                 Senior Vice President and Director
1940 Act.]                                of Ivy Management Inc. (1994-present);
                                          Senior Vice President, Treasurer and
                                          Director of Ivy Management Inc.
                                          (1992-1994); Vice President of The
                                          Mackenzie Funds Inc. (1987-1995);
                                          Senior Vice President and Director,
                                          Ivy Mackenzie Services Corp.
                                          (1996-present); President and Director
                                          of Ivy Mackenzie Services Corp.
                                          (1993-1996); Trustee and President of
                                          Mackenzie Series Trust (1996-1998);
                                          Vice President of Mackenzie Series
                                          Trust (1994-1998); Treasurer of
                                          Mackenzie Series Trust (1985-1994);
                                          President, Chief Executive Officer
                                          and Director of Ivy Mackenzie
                                          Distributors, Inc. (1994-present);
                                          Executive Vice President and Director
                                          of Ivy Mackenzie Distributors, Inc.
                                          (1993-1994); Trustee of Mackenzie
                                          Series Trust (1996-1998).

Edward M. Tighe            Trustee        Chief Executive Officer,
5900 N. Andrews Avenue                    CITCO Technology Management, Inc.
Suite 700                                 ("CITCO") (computer software develop-
Ft. Lauderdale, FL 33309                  ment and consulting) (1999-present);
                                          President and Director, Global
                                          Technology Management, Inc. (CITCO's
                                          predecessor) (1992-1998); Managing
                                          Director, Global Mutual Fund Services,
                                          Ltd. (financial services firm);
                                          President, Director and Chief
                                          Executive Officer, Global Mutual Fund
                                          Services, Inc. (1994-present).

C. William Ferris          Secretary/     Senior Vice President,
700 South Federal Hwy.     Treasurer      Chief Financial Officer
Suite 300                                 and Secretary/Treasurer
Boca Raton, FL  33432                     of Mackenzie Investment
Age: 54                                   Management Inc. (1995-present); Senior
                                          Vice President, Finance and
                                          Administration/Compliance Officer of
                                          Mackenzie Investment Management Inc.
                                          (1989-1994); Senior Vice President,
                                          Secretary/ Treasurer and Clerk of Ivy
                                          Management Inc. (1994-present); Vice
                                          President, Finance/Administration and
                                          Compliance Officer of Ivy Management
                                          Inc. (1992-1994); Senior Vice
                                          President, Secretary/Treasurer and
                                          Director of Ivy Mackenzie
                                          Distributors, Inc. (1994-present);
                                          Secretary/Treasurer and Director of
                                          Ivy Mackenzie Distributors, Inc.
                                          (1993-1994); President and Director of
                                          Ivy Mackenzie Services Corp.
                                          (1996-present); Secretary/Treasurer
                                          and Director of Ivy Mackenzie
                                          Services Corp. (1993-1996);
                                          Secretary/Treasurer of The Mackenzie
                                          Funds Inc. (1993-1995); Secretary/
                                          Treasurer of Mackenzie Series Trust
                                          (1994-1998).

                               COMPENSATION TABLE

                                    IVY FUND
                      (FISCAL YEAR ENDED DECEMBER 31, 1998)

                                    PENSION OR
                     AGGREGATE      RETIREMENT         ESTIMATED           TOTAL COMPENSATION
                     COMPENSATION   BENEFITS ACCRUED   ANNUAL ESTIMATED    FROM TRUST AND FUND
NAME,                FROM           AS PART OF FUND    ANNUAL BENEFITS     COMPLEX PAID TO TRUSTEES
POSITION             TRUST          EXPENSES           UPON RETIREMENT


John S.              $18,000              N/A           N/A                     $18,000
 Anderegg, Jr.
(Trustee)

Paul H.              $18,000              N/A           N/A                     $18,000
 Broyhill
(Trustee)

Keith J.             $0                   N/A           N/A                     $0
 Carlson
(Trustee and
 President)

Stanley              $18,000              N/A           N/A                     $18,000
  Channick
(Trustee)

Frank W.             $18,000              N/A           N/A                     $18,000
 DeFriece, Jr.
(Trustee)

Roy J.               $18,000              N/A           N/A                     $18,000
 Glauber
(Trustee)

Joseph G.            $18,000              N/A           N/A                     $18,000
Rosenthal
(Trustee)

Richard N.           $18,000              N/A           N/A                     $18,000
 Silverman
(Trustee)

J. Brendan           $17,000              N/A           N/A                     $17,000
 Swan
 (Trustee)

C. William           $0                   N/A           N/A                     $0
 Ferris
(Secretary/
Treasurer)

         To the knowledge of the Trust, as of March 31, 1999, no shareholder owned beneficially or of record 5% or more of any Fund's outstanding shares of any class, with the following exceptions:

CLASS A

Of the outstanding Class A shares of :

         Ivy Asia Pacific Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 40,174.921 shares (16.51%), and Michael G. Landry, 211 S. Gordon Rd., Ft.
Lauderdale, FL 33301, owned of record 12,443.882 shares (5.11%);

         Ivy Bond Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 1,397,567.620 shares (13.02%);

         Ivy China Region Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 218,003.027 shares (13.26%), and Resources Trust Company, PO Box 3865, Englewood, CO 80155-3865, owned of record 186,351.290 shares (11.33%);

         Ivy Developing Nations Fund, Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 87,092.843 shares (11.31%), Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 54,336.017 shares (7.06%), and Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 41,198.769 shares (5.35%);

         Ivy Global Natural Resources Fund, Carn & Co., Riggs Bank (TTEE) FBO Care-Free Consolidated 401K Plan, PO Box 96211, Washington, DC 20090-6211, owned of record 62,273.356 shares (29.71%), Carn & Co., Riggs Bank (TTEE) FBO Yazaki Employee Savings & Retirement Plan, PO Box 96211, Washington, DC 20090-6211, owned of record 22,533.136 shares (10.75%), and Mackenzie Investment Management Inc., via Mizner Financial Plaza, 700 South Federal Highway, Suite 300, Boca Raton, FL 33432, owned of record 11,957.023 shares (5.70%);

         Ivy Global Science & Technology Fund, Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 99,948.978 shares (16.84%), Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 65,325.391 shares (11.01%), and Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 31,922.542 shares (5.38%);

         Ivy International Fund II, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 818,804.984 shares (34.10%);

         Ivy International Fund, Charles Schwab & Co. Inc., 101 Montgomery Street, San Francisco, CA 94104, owned of record 12,827,455.253 shares (35.28%), and Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 6,083,813.996 shares (16.73%);

         Ivy International Small Companies Fund, Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 19,762.181 shares (20.88%), and Mackenzie Investment Management Inc., via Mizner Financial Plaza, 700 South Federal Highway, Suite 300, Boca Raton, FL 33432, owned of record 10,287.244 shares (10.87%).

         Ivy Money Market Fund, Carn & Co., Riggs Bank (TTEE) FBO Plexus Corp 401K Plan, PO Box 96211, Washington, DC 20090-6211, owned of record 2,710,056.720 shares (13.19%), and Bear Stearns Securities Corp., 1 Metrotech Center North, Brooklyn, NY 11201-3859, owned of record 1,432,318.960 shares (6.97%).

         Ivy Pan-Europe Fund, Mackenzie Investment Management Inc., via Mizner Financial Plaza, 700 South Federal Highway, Suite 300, Boca Raton, FL 33432, owned of record 37,553.145 shares (23.84%), and Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 27,122.193 shares (17.22%);

         Ivy South America Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 45,710.848 shares (17.87%), and Charles Schwab & Co. Inc., 101 Montgomery Street, San Francisco, CA 94104, owned of record 19,471.113 shares (7.61%), and William A. Maczko & Mildred E. Helm Maczko, 2100 S. Ocean Ln., #1412, Ft. Lauderdale, FL 33316, owned of record 14,174.070 shares (5.54%);

         Ivy US Blue Chip Fund, Helen L. Medvin, 4712 Michael Ave., North Olmsted, OH 44070, owned of record 10,253.846 shares (7.12%), Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 8,986.371 shares (6.24%), and Janney Montgomery Scott Inc., Estate of David Craig, 1801 Market Street, Philadelphia, PA 19103-1675, owned of record 8,880.995 shares (6.17%).

         Ivy US Emerging  Growth  Fund,  Donaldson  Lufkin  Jenrette  Securities
Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 86,774.211 shares (5.08%);

CLASS B

Of the outstanding Class B shares of:

         Ivy Asia Pacific Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 141,298.083 shares (35.22%);

         Ivy Bond Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 12,199,384.716 shares (48.92%);

         Ivy China Region Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 107,725.641 shares (11.73%);

         Ivy Developing Nations Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 278,316.028 shares (28.37%);

         Ivy Global Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 68,719.447 shares (11.93%);

         Ivy Global Natural Resources Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 83,599.984 shares (38.05%);

         Ivy Global Science & Technology Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 40,990.672 shares (8.13%);

         Ivy Growth Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 24,939.375 shares (8.96%);

         Ivy Growth with Income Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 263,081.752 shares (15.31%);

         Ivy International Fund II, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 4,986,169.823 shares (60.62%);

         Ivy International Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 5,678,407.729 shares (45.59%).

         Ivy International Small Companies Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 24,340.066 shares (23.40%), PaineWebber, FBO B Carmage Walls Trust #10, FBO Lissa Walls Trust and Cooper Walls TTEE, PO Box 42828, Houston, TX 77242, owned of record 5,880.313 shares (5.65%), and PaineWebber, FBO B Carmage Walls Trust #10, FBO Cooper Walls Trust and Cooper Walls TTEE, PO Box 42828, Houston, TX 77242, owned of record 5,760.640 shares (5.53%);

         Ivy Pan-Europe Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 66,847.392 shares (22.86%);

         Ivy South America Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 46,359.136 shares (29.47%);

         Ivy US Blue Chip Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 74,760.802 shares (18.62%), and Parker Hunter Incorporated, FBO Robert Crisci and Kathy Crisci, PO Box 7629, 3525 Ellwood Road, New Castle, PA 16107-7629, owned of record 24,779.090 shares (6.17%).

         Ivy US Emerging Growth Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 335,426.771 shares (21.10%);

CLASS C

Of the outstanding Class C shares of:

         Ivy Asia Pacific Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 19,237.215 shares (5.33%);

         Ivy Bond Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 725,233.869 shares (74.69%);

         Ivy China Region Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 30,474.251 shares (27.72%), and IBT, (custodian) FBO Roy O. Derminer, 2236 Abbottwoods Ln., Orange City, FL 32763, owned of record 8,275.708 shares (7.52%);

         Ivy Developing Nations Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 48,103,553 shares (11.99%);

         Ivy Global Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 6,585.276 shares (19.35%), Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 3,909.907 shares (11.48%), Robert W. Baird & Co. Inc., 777 East Wisconsin Avenue, Milwaukee, WI 53202-5391, owned of record 3,436.408 shares (10.09%), IBT, (custodian) FBO Mattie A. Allen, 755 Selma Pl., San Diego, CA 92114-1711, owned of record 3,095.552 shares (9.09%), Smith Barney Inc., 388 Greenwich Street, New York, NY 10013, owned of record
2,436.584 shares (7.15%), and PaineWebber, (custodian) FBO Robert D. Cuthbertson, PO Box 3321, Weehawken, NJ 07087-8154, owned of record 1,705.476 shares (5.01%);

         Ivy Global Natural Resources Fund, Raymond James & Assoc. Inc., (custodian) Raymond W. Simmons, 6296 104th Avenue, Pinellas Park, FL 33782, owned of record 981.281 shares (19.43%), Raymond James & Assoc. Inc., (custodian) Diversified Dental P/S, FBO Al Pollock, 10641 1st Street E., Suite 204, Treasure Island, FL 33706, owned of record 910.166 shares (18.02%), Robert
W. Baird & Co. Inc., 777 E. Wisconsin Avenue, Milwaukee, WI 53202-5391, owned of record 613.622 shares (12.15%), Robert W. Baird & Co. Inc., 777 E. Wisconsin Avenue, Milwaukee, WI 53202-5391, owned of record 550.722 shares (10.90%), Nancy
J. Cleare, 9381 US Hwy. 19 N, Pinellas Park, FL 33782, owned of record 541.597 shares (10.72%), Resources Trust Co., (custodian) FBO Jon K. Loessin, PO Box 5900, Denver, CO 80217, owned of record 535.023 shares (10.59%), Ester C. Wickes, 19 Fawn Hill Rd., Tuxedo, NY 10987, owned of record 350.772 shares (6.94%), and IBT, (custodian) FBO Salvatore Disalvo, 311 Bridle Path Lane, Annapolis, MD 21403-1638, owned of record 299.993 shares (5.94%);

         Ivy Global Science & Technology Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 38,011.661 shares (11.30%);

         Ivy Growth Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 7,477.571 shares (47.23%), IBT, (custodian) FBO Joseph L. Wright, 32211 Pierce Street, Garden
City, MI 48135, owned of record 3,938.282 shares (24.87%), PaineWebber, FBO Cynthia N. Young, PO Box 3321, Weehawken, NJ 07087-8154, owned of record 853.551 shares (5.39%), and Martin S. Sawyer & Ruth C. Sawyer, 5910 Wilson Blvd., #413, Arlington, VA 22205, owned of record 844.906 shares (5.33%);

         Ivy Growth with Income Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 11,534.267 shares (29.37%), Anthony L. Bassano & Marie E. Bassano, 8934 Bari Court, Port Richie, FL 34668, owned of record 3,203.100 shares (8.15%), IBT, (custodian) FBO Vytautas Snieckus, 1250 E 276th Street, Euclid, OH 44132, owned of record 2,645.907 shares (6.73%), PaineWebber, (custodian) FBO Patricia Cramer Russell, PO Box 3321, Weehawken, NJ 07087-8154, owned of record 2,191.410 shares (5.58%), IBT, (custodian) FBO Kevin D. Thistle, 1017 Glencrest Court, Saulkville, WI 53080, owned of record 2,130.626 shares (5.42%), and IBT, (custodian) FBO Carol
E. Greivell, 985 N Broadway, #67, Depere, WI 54115, owned of record 2,106.814 shares (5.36%);

         Ivy International Fund II, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 2,908,557.453 shares (74.01%);

         Ivy International Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 2,189,094.234 shares (64.38%);

         Ivy International Small Companies Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 87,014.649 shares (90.31%);

         Ivy Money Market Fund, PaineWebber, FBO Bruce Blank, PO Box 3321, Weehawken, NJ 07087-8154, owned of record 103,905.380 shares (17.65%), IBT (custodian) FBO, Marcelette V. Manning, 1371 Mt. View Lane, Chula Vista, CA 91911, owned of record 65,194.630 shares (11.07%), IBT (custodian) FBO Diana Rooney, 2441 S. 9th St., El Centro, CA 92243, owned of record 62,822.810 shares (10.67%), Robert J. Laws & Katherine A. Laws, PO Box 723, Ramona, CA 92065, owned of record 42,920.450 shares (7.29%), IBT (custodian) FBO Betty J. Carson, 1987 Higgins Lane, El Centro, CA 92243, owned of record 39,398.780 shares (6.69%), Paul M. Benard, 40 Arrowhead Farm Road, Boxford, MA 01921, owned of record 33,488.010 shares (5.68%), Diane C. Benard, 40 Arrowhead Farm Road, Boxford, MA 01921, owned of record 33,488.010 shares (5.68%), and PaineWebber, FBO Kathleen L. Diller, PO Box 3321, Weehawken, NJ 07087-8154, owned of record 30,238.920 shares (5.13%).

         Ivy Pan-Europe Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 26,948.668 shares (44.12%), Resources Trust Company, FBO Terry K. Ramnanan, PO Box 5900, Denver, CO 80217, owned of record 14,652.015 shares (23.99%), and Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 4,663.657 shares (7.63%);

         Ivy South America Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 10,956.813 shares (58.18%), Interstate/Johnson Lane, Interstate Tower, PO Box 1220, Charlotte, NC 28201-1220, owned of record 2,617.801 shares (13.90%), Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 2,318.301 shares (12.31%), Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 1,133.787 shares (6.02%), and Smith Barney Inc., 388 Greenwich Street, New York, NY 10013, owned of record 966.121 shares (5.13%);

         Ivy US Blue Chip Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 8,485.693 shares (10.18%), Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 6,066.012 shares (7.27%), IBT,
(custodian) FBO Roy O. Derminer, 2236 Abbottwoods LN, Orange City, FL 32763, owned of record 4,517.953 shares (5.42%), and Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 4,412.541 shares (5.29%);

         Ivy US Emerging Growth Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 96,481.220 shares (30.56%);

CLASS I

Of the outstanding Class I shares of:

         Ivy International Fund, The John E. Fetzer Institute Inc., 9292 W KL Ave., Kalamazoo, MI 49009, owned of record 727,066.771 shares (19.12%), State Street Bank, (TTEE) FBO Allison Engines, 200 Newport Ave., 7th Floor, North Quincy, MA 02171, owned of record 292,309.556 shares (7.68%), Lynspen and Company, PO Box 830804, Birmingham, AL 35283, owned of record 276,747.272 shares (7.27%), and U A Local 447 Pension Trust Fund, 5841 Newman Ct., Sacramento, CA 95819, owned of record 240,427.057 shares (6.32%).

ADVISOR CLASS

Of the outstanding Advisor Class shares of:

         Ivy Bond Fund, NFSC FEBO, C. William Ferris, Michael Landry/Keith Carlson, 700 South Federal Highway, Boca Raton, FL 33432-6114, owned of record 13,944.569 shares (77.94%), and Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 3,252.157 shares (18.17%);

         Ivy China Region Fund, Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 1,354.000 shares (84.59%), and Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 192.447 shares (12.02%).

         Ivy Developing Nations Fund, NFSC FEBO, C. William Ferris, Michael Landry/Keith Carlson, 700 South Federal Highway, Boca Raton, FL 33432-6114, owned of record 14,362.134 shares (100%);

         Ivy Global Fund, NFSC FEBO, C. William Ferris, Michael Landry/Keith Carlson, 700 South Federal Highway, Boca Raton, FL 33432-6114, owned of record 30,007.844 shares (100%);

         Ivy Global Science & Technology Fund, IBT, (custodian) FBO Deborah P. Mason, 3406 Cypress Landing Dr., Valrico, FL 33594, owned of record 629.966 shares (36.59%), Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 534.539 shares (31.04%),
Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 418.586 shares (24.31%), and Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 138.549 shares (8.04%);

         Ivy Growth Fund, NFSC FEBO, C. William Ferris, Michael Landry/Keith Carlson, 700 South Federal Highway, Boca Raton, FL 33432-6114, owned of record 16,572.658 shares (99.90%);

         Ivy Growth with Income Fund, NFSC FEBO, C. William Ferris, Michael Landry/Keith Carlson, 700 South Federal Highway, Boca Raton, FL 33432-6114, owned of record 25,118.240 shares (100%);

         Ivy International Fund II, Charles Scwab & Co. Inc., 101 Montgomery Street, San Francisco, CA 94104, owned of record 7,913.113 shares (11.19%), Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 6,471.430 shares (9.15%), and Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 4,602.660 shares (6.50%);

         Ivy Pan-Europe Fund, NFSC FEBO, C. William Ferris, Michael Landry/Keith Carlson, 700 South Federal Highway, Boca Raton, FL 33432-6114, owned of record 3,424.319 shares (47.51%), Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 1,191.422 shares (16.53%), Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 947.119 shares (13.14%), Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 653.595 shares (9.06%), and Charles Schwab & Co. Inc., 101 Montgomery Street, San Francisco, CA 94104,owned of record 406.639 shares (5.64%);

         Ivy US Blue Chip Fund, Mackenzie Investment Management Inc., Via Mizner Financial Plaza, 700 South Federal Highway, Suite 300, Boca Raton, FL 33432, owned of record 50,001.000 shares (80.05%), NFSC FEBO, C. William Ferris, Michael Landry/Keith Carlson, 700 South Federal Highway, Boca Raton, FL 33432-6114, owned of record 7,419.362 shares (11.87%), and Charles Scwab & Co. Inc., 101 Montgomery Street, San Francisco, CA 94104, owned of record 3,678.690 shares (5.88%);

         Ivy US Emerging Growth Fund, NFSC FEBO, C. William Ferris, Michael Landry/Keith Carlson, 700 South Federal Highway, Boca Raton, FL 33432-6114, owned of record 20,670.236 shares (84.78%), and Charles Schwab & Co. Inc., 101 Montgomery Street, San Francisco, CA 94104, owned of record 1,927.965 shares (7.90%).

         As of April 16, 1999, the Officers and Trustees of the Trust as a group owned beneficially or of record less than 1% of the outstanding Class A, Class B, Class C, Class I and Advisor Class shares of each of the nineteen Ivy funds that are series of the Trust, except that the Officers and Trustees of the Trust as a group owned 3.93%, 1.94%, 1.19%, and 2.09%, respectively, of Ivy Asia Pacific Fund Class A shares, Ivy Global Natural Resources Fund Class A shares, Ivy Money Market Fund Class A shares, and Ivy South America Fund Class A shares, respectively, as of that date.

      PERSONAL INVESTMENTS BY EMPLOYEES OF IMI. Employees of IMI are permitted to make personal securities transactions, subject to the requirements and restrictions set forth in IMI's Code of Ethics and Business Conduct Policy (the "Code of Ethics"). The Code of Ethics is designed to identify and address certain conflicts of interest between personal investment activities and the interests of investment advisory clients such as the Funds. Among other things, the Code of Ethics, which generally complies with standards recommended by the Investment Company Institute's Advisory Group on Personal Investing, prohibits certain types of transactions absent prior approval, applies to portfolio managers, traders, research analysts and others involved in the investment advisory process, and imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and monthly reporting of securities transactions. Exceptions to these and other provisions of the Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

                    INVESTMENT ADVISORY AND OTHER SERVICES

BUSINESS MANAGEMENT AND INVESTMENT ADVISORY SERVICES

      IMI is a wholly owned subsidiary of Mackenzie Investment Management Inc. ("MIMI"). MIMI, a Delaware corporation, has approximately 10% of its outstanding common stock listed for trading on the Toronto Stock Exchange ("TSE"). MIMI is a subsidiary of Mackenzie Financial Corporation ("MFC"), 150 Bloor Street West, Toronto, Ontario, Canada, a public corporation organized under the laws of Ontario and whose shares are listed for trading on the TSE. MFC provides investment advisory services to the Fund pursuant to an Investment Advisory Agreement, and IMI provides business management and investment advisory services to each of the other Funds pursuant to a Business Management and Investment Advisory Agreement (each an "Agreement"). IMI provides business management services to Ivy Global Natural Resources Fund pursuant to a Business Management Agreement (the "Management Agreement"). IMI currently acts as manager and investment adviser to the following additional investment companies registered under the 1940 Act: Ivy Asia Pacific Fund, Ivy Bond Fund, Ivy China Region Fund, Ivy Developing Nations Fund, Ivy Growth Fund, Ivy Growth with Income Fund, Ivy International Fund, Ivy International Strategic Bond Fund, Ivy Money Market Fund, Ivy South America Fund, Ivy US Blue Chip Fund and Ivy US Emerging Growth Fund.

      The Agreements obligate IMI and MFC to make investments for the account of each Fund in accordance with its best judgment and within the investment objectives and restrictions set forth in the Prospectus, the 1940 Act and the provisions of the Code relating to regulated investment companies, subject to policy decisions adopted by the Board. IMI and MFC also determine the securities to be purchased or sold by each Fund and place orders with brokers or dealers who deal in such securities.

      Under the IMI Agreement and the Management Agreement, IMI also provides certain business management services. IMI is obligated to (1) coordinate with each Fund's Custodian and monitor the services it provides to each Fund; (2) coordinate with and monitor any other third parties furnishing services to each Fund; (3) provide each Fund with necessary office space, telephones and other communications facilities as are adequate for the Fund's needs; (4) provide the services of individuals competent to perform administrative and clerical functions that are not performed by employees or other agents engaged by each Fund or by IMI acting in some other capacity pursuant to a separate agreement or arrangements with the Fund; (5) maintain or supervise the maintenance by third parties of such books and records of the Trust as may be required by applicable Federal or state law; (6) authorize and permit IMI's directors, officers and employees who may be elected or appointed as trustees or officers of the Trust to serve in such capacities; and (7) take such other action with respect to the Trust, after approval by the Trust as may be required by applicable law, including without limitation the rules and regulations of the SEC and of state securities commissions and other regulatory agencies. IMI is also responsible for reviewing the activities of MFC to ensure that Ivy Global Natural Resources Fund is operated in compliance with its investment objectives and policies and with the 1940 Act.

      Henderson Investment Management Limited ("Henderson"), 3 Finsbury Avenue, London, England EC2M 2PA, serves as subadviser to Ivy European Opportunities Fund under an Agreement with IMI. For its services, Henderson receives a fee from IMI that is equal, on an annual basis, to .50% of the Fund's average net assets. As of February 1, 1999, Henderson also serves as subadviser with respect to 50% of the net assets of Ivy International Small Companies Fund, for which Henderson receives a fee from IMI that is equal, on an annual basis, to .50% of that portion of the Fund's assets that Henderson manages. Henderson is an indirect, wholly owned subsidiary of AMP Limited, an Australian life insurance and financial services company located in New South Wales, Australia.

      Ivy Global Natural Resources Fund pays IMI a monthly fee for providing business management services at an annual rate of 0.50% of the Fund's average net assets. For investment advisory services, Ivy Global Natural Resources Fund pays MFC a monthly fee at an annual rate of 0.50% of its average net assets.

      During the fiscal years ended December 31, 1997 and 1998, Ivy Global Natural Resources Fund paid IMI fees of $32,056 and $20,977, respectively. During the same periods, IMI reimbursed Fund expenses in the amount of $25,180 and $147,952, respectively. During the fiscal years ended December 31, 1997 and 1998, Ivy Global Natural Resources Fund paid MFC fees of $32,056 and $20,977, respectively.

      Each other Fund pays IMI a monthly fee for providing business management and investment advisory services at an annual rate of 1.00% of the Fund's average net assets.

      During the fiscal years ended December 31, 1996, 1997 and 1998, Ivy Global Fund paid IMI fees of $301,433, $383,981 and $275,958, respectively. During the same periods, IMI reimbursed Fund expenses in the amount of $0, $0 and $98,102, respectively.

      During the period from July 22, 1996 (commencement of operations) to December 31, 1996, and during the fiscal years ended December 31, 1997 and 1998, Ivy Global Science & Technology Fund paid IMI fees of $20,965, $229,616 and $280,079, respectively. During the same periods, IMI reimbursed Fund expenses in the amount of $14,813, $0 and $0, respectively.

      During the period from May 13, 1997 (commencement of operations) to December 31, 1997 and the fiscal year ended December 31, 1998, Ivy International Fund II paid IMI fees of $413,862 and $1,356,028, respectively. During these periods IMI reimbursed Fund expenses in the amount of $123,177 and $186,536, respectively.

      During the fiscal years ended December 31, 1997 and 1998, Ivy International Small Companies Fund paid IMI fees of $28,799 and $34,504, respectively. During these periods IMI reimbursed Fund expenses in the amount of $28,799 and $134,787, respectively.

      During the period from May 13, 1997 (commencement of operations) to December 31, 1997 and the fiscal year ended December 31, 1998, Ivy Pan-Europe Fund paid IMI fees of $1,974 and $43,978, respectively. During these periods IMI reimbursed Fund expenses in the amount of $1,974 and $148,399, respectively.

      Under the Agreements, the Trust pays the following expenses: (1) the fees and expenses of the Trust's Independent Trustees; (2) the salaries and expenses of any of the Trust's officers or employees who are not affiliated with IMI; (3) interest expenses; (4) taxes and governmental fees, including any original issue taxes or transfer taxes applicable to the sale or delivery of shares or certificates therefor; (5) brokerage commissions and other expenses incurred in acquiring or disposing of portfolio securities; (6) the expenses of registering and qualifying shares for sale with the SEC and with various state securities commissions; (7) accounting and legal costs; (8) insurance premiums; (9) fees and expenses of the Trust's Custodian and Transfer Agent and any related services; (10) expenses of obtaining quotations of portfolio securities and of pricing shares; (11) expenses of maintaining the Trust's legal existence and of shareholders' meetings; (12) expenses of preparation and distribution to existing shareholders of periodic reports, proxy materials and prospectuses; and
(13) fees and expenses of membership in industry organizations.

      IMI currently limits each Fund's total operating expenses (excluding Rule 12b-1 fees, interest, taxes, brokerage commissions, litigation, class-specific expenses, indemnification expenses, and extraordinary expenses) to an annual rate of 1.95% of that Fund's average net assets, which may lower each Fund's expenses and increase its yield.

      The Agreements will continue in effect with respect to each Fund from year to year, only so long as the continuance is specifically approved at least annually (i) by the vote of a majority of the Independent Trustees and (ii) either (a) by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of that Fund or (b) by the vote of a majority of the entire Board. If the question of continuance of the Agreement (or adoption of any new agreement) is presented to the shareholders, continuance (or adoption) shall be effected with respect to each Fund only if approved by the affirmative vote of a majority of the outstanding voting securities of that Fund. See "Capitalization and Voting Rights."

      The Agreements may be terminated with respect to each Fund at any time, without payment of any penalty, by the vote of a majority of the Board, or by a vote of a majority of the outstanding voting securities of a Fund, on 60 days' written notice to IMI, or by IMI on 60 days' written notice to the Trust. Each Agreement shall terminate automatically in the event of its assignment.

DISTRIBUTION SERVICES

      IMDI,  a  wholly  owned  subsidiary  of  MIMI,  serves  as  the  exclusive distributor of each Fund's shares pursuant to an Amended and Restated Distribution Agreement with the Trust dated March 16, 1999, as amended from time to time (the "Distribution Agreement"). IMDI distributes shares of each Fund through broker-dealers who are members of the National Association of Securities Dealers, Inc. and who have executed dealer agreements with IMDI. IMDI distributes shares of each Fund on a continuous basis, but reserves the right to suspend or discontinue distribution on that basis. IMDI is not obligated to sell any specific amount of Fund shares.

      Each Fund has authorized IMDI to accept on its behalf purchase and redemption orders. IMDI is also authorized to designate other intermediaries to accept purchase and redemption orders on each Fund's behalf. Each Fund will be deemed to have received a purchase or redemption order when an authorized intermediary or, if applicable, an intermediary's authorized designee, accepts the order. Client orders will be priced at each Fund's Net Asset Value next computed after an authorized intermediary or the intermediary's authorized designee accepts them.

      Under the Distribution Agreement, each Fund bears, among other expenses, the expenses of registering and qualifying its shares for sale under Federal and state securities laws and preparing and distributing to existing shareholders periodic reports, proxy materials and prospectuses.

      The Distribution Agreement will continue in effect for successive one-year periods, provided that such continuance is specifically approved at least annually by the vote of a majority of the Independent Trustees, cast in person at a meeting called for that purpose and by the vote of either a majority of the entire Board or a majority of the outstanding voting securities of each Fund. The Distribution Agreement may be terminated with respect to any Fund at any time, without payment of any penalty, by IMDI on 60 days' written notice to the Fund or by a Fund by vote of either a majority of the outstanding voting securities of the Fund or a majority of the Independent Trustees on 60 days' written notice to IMDI. The Distribution Agreement shall terminate automatically in the event of its assignment.

      If the Distribution Agreement is terminated (or not renewed) with respect to any of the Ivy funds (or class of shares thereof), it may continue in effect with respect to any other fund (or class of shares thereof) as to which it has not been terminated (or has been renewed).

      RULE 18F-3 PLAN. On February 23, 1995, the SEC adopted Rule 18f-3 under the 1940 Act, which permits a registered open-end investment company to issue multiple classes of shares in accordance with a written plan approved by the investment company's board of directors/trustees and filed with the SEC. The Board has adopted a Rule 18f-3 plan on behalf of each Fund. The key features of the Rule 18f-3 plan are as follows: (i) shares of each class of each Fund represent an equal pro rata interest in that Fund and generally have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications, terms and conditions, except that each class bears certain class-specific expenses and has separate voting rights on certain matters that relate solely to that class or in which the interests of shareholders of one class differ from the interests of shareholders of another class; (ii) subject to certain limitations described in the Prospectus, shares of a particular class of each Fund may be exchanged for shares of the same class of another Ivy fund; and (iii) each Fund's Class B shares will convert automatically into Class A shares of that Fund after a period of eight years, based on the relative net asset value of such shares at the time of conversion.

CUSTODIAN

      Pursuant to a Custodian Agreement with the Trust, Brown Brothers Harriman & Co. (the "Custodian"), a private bank and member of the principal securities exchanges, located at 40 Water Street, Boston, Massachusetts 02109 (the "Custodian"), maintains custody of the assets of each Fund held in the United States. Rules adopted under the 1940 Act permit the Trust to maintain its foreign securities and cash in the custody of certain eligible foreign banks and securities depositories. Pursuant to those rules, the Custodian has entered into subcustodial agreements for the holding of each Fund's foreign securities. With respect to each Fund, the Custodian may receive, as partial payment for its services to each Fund, a portion of the Trust's brokerage business, subject to its ability to provide best price and execution.

FUND ACCOUNTING SERVICES

      Pursuant to a Fund Accounting Services Agreement, MIMI provides certain accounting and pricing services for each Fund. As compensation for those services, each Fund pays MIMI a monthly fee plus out-of-pocket expenses as incurred. The monthly fee is based upon the net assets of the Fund at the preceding month end at the following rates: $1,250 when net assets are $10 million and under; $2,500 when net assets are over $10 million to $40 million; $5,000 when net assets are over $40 million to $75 million; and $6,500 when net assets are over $75 million.

      During the fiscal year ended December 31, 1998, Ivy Global Fund paid MIMI $37,768 under the agreement.

      During the fiscal year ended December 31, 1998, Ivy Global Natural Resources Fund paid MIMI $19,850 under the agreement.

       During the fiscal year ended December 31, 1998, Ivy Global Science & Technology Fund paid MIMI $38,210 under the agreement.

      During the fiscal year ended December 31, 1998, Ivy International Fund II paid MIMI $101,019 under the agreement.

      During the fiscal year ended December 31, 1998, Ivy International Small Companies Fund paid MIMI $20,384 under the agreement.

      During the fiscal year ended December 31, 1998, Ivy Pan-Europe Fund paid MIMI $19,820 under the agreement.

TRANSFER AGENT AND DIVIDEND PAYING AGENT

      Pursuant to a Transfer Agency and Shareholder Service Agreement, IMSC, a wholly owned subsidiary of MIMI, is the transfer agent for each Fund. Under the Agreement, each Fund pays a monthly fee at an annual rate of $20.00 for each open Class A, Class B, Class C, and Advisor Class account. Each Fund with Class I shares pays a monthly fee at an annual rate of $10.25 per open Class I account. In addition, each Fund pays a monthly fee at an annual rate of $4.58 per account that is closed plus certain out-of-pocket expenses. Such fees and expenses for the fiscal year ended December 31, 1998 for Ivy Global Fund totaled $74,574. Such fees and expenses for the fiscal year ended December 31, 1998 for Ivy Global Natural Resources Fund totaled $17,966. Such fees and expenses for the fiscal year ended December 31, 1998 for Ivy Global Science & Technology Fund totaled $63,868. Such fees and expenses for the fiscal year ended December 31, 1998 for Ivy International Fund II totaled $316,274. Such fees and expenses for the fiscal year ended December 31, 1998 for Ivy International Small Companies Fund totaled $11,287. Such fees and expenses for the fiscal year ended December 31, 1998 for Ivy Pan-Europe Fund totaled $8,191. Certain broker-dealers that maintain shareholder accounts with each Fund through an omnibus account provide transfer agent and other shareholder-related services that would otherwise be provided by IMSC if the individual accounts that comprise the omnibus account were opened by their beneficial owners directly. IMSC pays such broker-dealers a per account fee for each open account within the omnibus account, or a fixed rate (e.g., 0.10%) fee, based on the average daily net asset value of the omnibus account (or a combination thereof).

ADMINISTRATOR

      Pursuant to an Administrative Services Agreement, MIMI provides certain administrative services to each Fund. As compensation for these services, each Fund pays MIMI a monthly fee at the annual rate of 0.10% of the Fund's average daily net asset value of its Class A, Class B, Class C, and Advisor Class shares. Each Fund with Class I shares pays MIMI a monthly fee at the annual rate of 0.01% of its average daily net assets for Class I. Such fees for the fiscal year ended December 31, 1998 for Ivy Global Fund totaled $27,596. Such fees for the fiscal year ended December 31, 1998 for Ivy Global Natural Resources Fund totaled $4,196. Such fees for the fiscal year ended December 31, 1998 for Ivy Global Science & Technology Fund totaled $28,008. Such fees for the fiscal year ended December 31, 1998 for Ivy International Fund II totaled $135,329. Such fees for the fiscal year ended December 31, 1998 for Ivy International Small Companies Fund totaled $3,450. Such fees for the fiscal year ended December 31, 1998 for Ivy Pan-Europe Fund totaled $4,398.

AUDITORS

      PricewaterhouseCoopers LLP, independent public accountants, has been selected as auditors for the Trust. The audit services performed by PricewaterhouseCoopers LLP include audits of the annual financial statements of each of the funds of the Trust. Other services provided principally relate to filings with the SEC and the preparation of the funds' tax returns.

                             BROKERAGE ALLOCATION

      Subject to the overall supervision of the President and the Board, IMI (or for Global Natural Resources Fund, MFC) places orders for the purchase and sale of each Fund's portfolio securities. All portfolio transactions are effected at the best price and execution obtainable. Purchases and sales of debt securities are usually principal transactions and therefore, brokerage commissions are usually not required to be paid by the Funds for such purchases and sales (although the price paid generally includes undisclosed compensation to the dealer). The prices paid to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter, and purchases of after-market securities from dealers normally reflect the spread between the bid and asked prices. In connection with OTC transactions, IMI (or MFC) attempts to deal directly with the principal market makers, except in those circumstances where IMI (or MFC) believes that a better price and execution are available elsewhere.

      IMI (or MFC) selects broker-dealers to execute transactions and evaluates the reasonableness of commissions on the basis of quality, quantity, and the nature of the firms' professional services. Commissions to be charged and the rendering of investment services, including statistical, research, and counseling services by brokerage firms, are factors to be considered in the placing of brokerage business. The types of research services provided by brokers may include general economic and industry data, and information on securities of specific companies. Research services furnished by brokers through whom the Trust effects securities transactions may be used by IMI (or MFC) in servicing all of its accounts. In addition, not all of these services may be used by IMI (or MFC) in connection with the services it provides to the Fund or the Trust. IMI (or MFC) may consider sales of shares of Ivy funds as a factor in the selection of broker-dealers and may select broker-dealers who provide it with research services. IMI (or MFC) will not, however, execute brokerage transactions other than at the best price and execution.

      During the fiscal years ended December 31, 1996, 1997 and 1998, Ivy Global Fund paid brokerage commissions of $90,904, $123,985 and $76,661, respectively.

      During the fiscal years ended December 31, 1997 and 1998, Ivy Global Natural Resources Fund paid brokerage commissions of $128,646 and $49,752, respectively.

      During the period from July 22, 1996 (commencement of operations) to December 31, 1996, and during the fiscal years ended December 31, 1997 and 1998, Ivy Global Science & Technology Fund paid brokerage commissions of $37,065, $99,546 and $110,302, respectively.

      During the period from May 13, 1997 (commencement of operations) to December 31, 1997, and the fiscal year ended December 31, 1998, Ivy International Fund II paid brokerage commissions of $332,022 and $225,584, respectively.

      During  the  fiscal  years  ended   December   31,  1997  and  1998,   Ivy
International Small Companies Fund paid brokerage commission of $14,913 and $5,087, respectively.

      During the period from May 13, 1997 (commencement of operations) to December 31, 1997, and the fiscal year ended December 31, 1998, Ivy Pan-Europe Fund paid brokerage commissions of $491 and $11,639, respectively.

      Each Fund may, under some circumstances, accept securities in lieu of cash as payment for Fund shares. Each Fund will accept securities only to increase its holdings in a portfolio security or to take a new portfolio position in a security that IMI (or MFC) deems to be a desirable investment for each Fund. While no minimum has been established, it is expected that each Fund will not accept securities having an aggregate value of less than $1 million. The Trust may reject in whole or in part any or all offers to pay for any Fund shares with securities and may discontinue accepting securities as payment for any Fund shares at any time without notice. The Trust will value accepted securities in the manner and at the same time provided for valuing portfolio securities of each Fund, and each Fund shares will be sold for net asset value determined at the same time the accepted securities are valued. The Trust will only accept securities delivered in proper form and will not accept securities subject to legal restrictions on transfer. The acceptance of securities by the Trust must comply with the applicable laws of certain states.

                       CAPITALIZATION AND VOTING RIGHTS

      The capitalization of the Trust consists of an unlimited number of shares of beneficial interest (no par value per share). When issued, shares of each class of each Fund are fully paid, non-assessable, redeemable and fully transferable. No class of shares of any Fund has preemptive rights or subscription rights.

      The Amended and Restated Declaration of Trust permits the Trustees to create separate series or portfolios and to divide any series or portfolio into one or more classes. The Trustees have authorized nineteen series, each of which represents a fund. The Trustees have further authorized the issuance of Class A, Class B, and Class C shares for Ivy International Fund and Ivy Money Market Fund and Class A, Class B, Class C and Advisor Class shares for Ivy Asia Pacific Fund, Ivy Bond Fund, Ivy China Region Fund, Ivy Developing Nations Fund, Ivy European Opportunities Fund, Ivy Global Fund, Ivy Global Natural Resources Fund, Ivy Global Science & Technology Fund, Ivy Growth Fund, Ivy Growth with Income Fund, Ivy International Fund II, Ivy International Small Companies Fund, Ivy International Strategic Bond Fund, Ivy Pan-Europe Fund, Ivy South America Fund, Ivy US Blue Chip Fund, and Ivy US Emerging Growth Fund, as well as Class I shares for Ivy Bond Fund, Ivy European Opportunities Fund, Ivy Global Science & Technology Fund, Ivy International Fund II, Ivy International Fund, Ivy International Small Companies Fund, Ivy International Strategic Bond Fund, and Ivy US Blue Chip Fund.

      Shareholders have the right to vote for the election of Trustees of the Trust and on any and all matters on which they may be entitled to vote by law or by the provisions of the Trust's By-Laws. The Trust is not required to hold a regular annual meeting of shareholders, and it does not intend to do so. Shares of each class of each Fund entitle their holders to one vote per share (with proportionate voting for fractional shares). Shareholders of each Fund are entitled to vote alone on matters that only affect that Fund. All classes of shares of each Fund will vote together, except with respect to the distribution plan applicable to the Fund's Class A, Class B or Class C shares or when a class vote is required by the 1940 Act. On matters relating to all funds of the Trust, but affecting the funds differently, separate votes by the shareholders of each fund are required. Approval of an investment advisory agreement and a change in fundamental policies would be regarded as matters requiring separate voting by the shareholders of each fund of the Trust. If the Trustees determine that a matter does not affect the interests of a Fund, then the shareholders of that Fund will not be entitled to vote on that matter. Matters that affect the Trust in general, such as ratification of the selection of independent public accountants, will be voted upon collectively by the shareholders of all funds of the Trust.

      As used in this SAI and the Prospectus, the phrase "majority vote of the outstanding shares" of a Fund means the vote of the lesser of: (1) 67% of the shares of that Fund (or of the Trust) present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or
(2) more than 50% of the outstanding shares of that Fund (or of the Trust).

      With respect to the submission to shareholder vote of a matter requiring separate voting by a Fund, the matter shall have been effectively acted upon with respect to that Fund if a majority of the outstanding voting securities of the Fund votes for the approval of the matter, notwithstanding that: (1) the matter has not been approved by a majority of the outstanding voting securities of any other fund of the Trust; or (2) the matter has not been approved by a majority of the outstanding voting securities of the Trust.

      The Amended and Restated Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove a person serving as trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust. Shareholders will be assisted in communicating with other shareholders in connection with the removal of a Trustee as if Section 26(c) of the Act were applicable.

      The Trust's shares do not have cumulative voting rights and accordingly the holders of more than 50% of the outstanding shares could elect the entire Board, in which case the holders of the remaining shares would not be able to elect any Trustees.

      Under Massachusetts law, the Trust's shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Amended and Restated Declaration of Trust disclaims liability of the shareholders, Trustees or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust, and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by the Trust or its Trustees. The Amended and Restated Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder of any Fund held personally liable for the obligations of that Fund. The risk of a shareholder of the Trust incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations and, thus, should be considered remote. No series of the Trust is liable for the obligations of any other series of the Trust.

                        SPECIAL RIGHTS AND PRIVILEGES

      The Trust offers, and (except as noted below) bears the cost of providing, to investors the following rights and privileges. The Trust reserves the right to amend or terminate any one or more of these rights and privileges. Notice of amendments to or terminations of rights and privileges will be provided to shareholders in accordance with applicable law.

      Certain of the rights and privileges described below refer to funds, other than the Funds, whose shares are also distributed by IMDI. These funds are: Ivy Asia Pacific Fund, Ivy Bond Fund, Ivy China Region Fund, Ivy Developing Nations Fund, Ivy Growth Fund, Ivy Growth with Income Fund, Ivy International Fund, Ivy International Strategic Bond Fund, Ivy Money Market Fund, Ivy South America Fund, Ivy US Blue Chip Fund, and Ivy US Emerging Growth Fund (the other twelve series of the Trust). (Effective April 18, 1997, Ivy International Fund suspended the offer of its shares to new investors). Shareholders should obtain a current prospectus before exercising any right or privilege that may relate to these funds.

AUTOMATIC INVESTMENT METHOD

      The Automatic Investment Method, which enables a Fund shareholder to have specified amounts automatically drawn each month from his or her bank for investment in Fund shares, is available for all classes of shares except Class
I. The minimum initial and subsequent investment under this method is $250 per month (except in the case of a tax qualified retirement plan for which the minimum initial and subsequent investment is $25 per month). A shareholder may terminate the Automatic Investment Method at any time upon delivery to Ivy Mackenzie Services Corp. ("IMSC") of telephone instructions or written notice. See "Automatic Investment Method" in the Prospectus. To begin the plan, complete Sections 6A and 7B of the Account Application.

EXCHANGE OF SHARES

      As described in the Prospectus, shareholders of each Fund have an exchange privilege with other Ivy funds (except Ivy International Fund unless they have an existing Ivy International Fund account). Before effecting an exchange, shareholders of a Fund should obtain and read the currently effective prospectus for the Ivy fund into which the exchange is to be made.

      Advisor Class shareholders may exchange their outstanding Advisor Class shares for Advisor Class shares of another Ivy Fund on the basis of the relative net asset value per share. The minimum value of Advisor Class shares which may be exchanged into an Ivy fund in which shares are not already held is $10,000. No exchange out of any Fund (other than by a complete exchange of all Fund shares) may be made if it would reduce the shareholder's interest in the Advisor Class shares of that Fund to less than $10,000.

      Each exchange will be made on the basis of the relative net asset value per share of the Ivy funds involved in the exchange next computed following receipt by IMSC of telephone instructions by IMSC or a properly executed request. Exchanges, whether written or telephonic, must be received by IMSC by the close of regular trading on the Exchange (normally 4:00 p.m., eastern time) to receive the price computed on the day of receipt. Exchange requests received after that time will receive the price next determined following receipt of the request. The exchange privilege may be modified or terminated at any time, upon at least 60 days' notice to the extent required by applicable law. See "Redemptions."

      An exchange of shares between any of the Ivy funds will result in a taxable gain or loss. Generally, this will be a capital gain or loss (long-term or short-term, depending on the holding period of the shares) in the amount of the difference between the net asset value of the shares surrendered and the shareholder's tax basis for those shares. However, in certain circumstances, shareholders will be ineligible to take sales charges into account in computing taxable gain or loss on an exchange. See "Taxation."

      With limited exceptions, gain realized by a tax-deferred retirement plan will not be taxable to the plan and will not be taxed to the participant until distribution. Each investor should consult his or her tax adviser regarding the tax consequences of an exchange transaction.

RETIREMENT PLANS

      Shares may be purchased in connection with several types of tax-deferred retirement plans. Shares of more than one fund distributed by IMDI may be purchased in a single application establishing a single account under the plan, and shares held in such an account may be exchanged among the Ivy funds in accordance with the terms of the applicable plan and the exchange privilege available to all shareholders. Initial and subsequent purchase payments in connection with tax-deferred retirement plans must be at least $25 per participant.

      The following fees will be charged to individual shareholder accounts as described in the retirement prototype plan document:

      Retirement Plan New Account Fee                 no fee
      Retirement Plan Annual Maintenance Fee          $10.00 per fund account

      For shareholders whose retirement accounts are diversified across several Ivy funds, the annual maintenance fee will be limited to not more than $20.

      The following discussion describes the tax treatment of certain tax-deferred retirement plans under current Federal income tax law. State income tax consequences may vary. An individual considering the establishment of a retirement plan should consult with an attorney and/or an accountant with respect to the terms and tax aspects of the plan.

      INDIVIDUAL RETIREMENT ACCOUNTS: Shares of each Fund may be used as a funding medium for an Individual Retirement Account ("IRA"). Eligible individuals may establish an IRA by adopting a model custodial account available from IMSC, who may impose a charge for establishing the account. Individuals should consult their tax advisers before investing IRA assets in an Ivy fund if that fund primarily distributes exempt-interest dividends.

      An individual who has not reached age 70-1/2 and who receives compensation or earned income is eligible to contribute to an IRA, whether or not he or she is an active participant in a retirement plan. An individual who receives a distribution from another IRA, a qualified retirement plan, a qualified annuity plan or a tax-sheltered annuity or custodial account ("403(b) plan") that qualifies for "rollover" treatment is also eligible to establish an IRA by rolling over the distribution either directly or within 60 days after its receipt. Tax advice should be obtained in connection with planning a rollover contribution to an IRA.

      In general, an eligible individual may contribute up to the lesser of $2,000 or 100% of his or her compensation or earned income to an IRA each year. If a husband and wife are both employed, and both are under age 70-1/2, each may set up his or her own IRA within these limits. If both earn at least $2,000 per year, the maximum potential contribution is $4,000 per year for both. For years after 1996, the result is similar even if one spouse has no earned income; if the joint earned income of the spouses is at least $4,000, a contribution of up to $2,000 may be made to each spouse's IRA. Rollover contributions are not subject to these limits.

      An individual may deduct his or her annual contributions to an IRA in computing his or her Federal income tax within the limits described above, provided he or she (or his or her spouse, if they file a joint Federal income tax return) is not an active participant in a qualified retirement plan (such as a qualified corporate, sole proprietorship, or partnership pension, profit sharing, 401(k) or stock bonus plan), qualified annuity plan, 403(b) plan, simplified employee pension, or governmental plan. If he or she (or his or her spouse) is an active participant, whether the individual's contribution to an IRA is fully deductible, partially deductible or not deductible depends on (i) adjusted gross income and (ii) whether it is the individual or the individual's spouse who is an active participant, in the case of married individuals filing jointly. Contributions may be made up to the maximum permissible amount even if they are not deductible. Rollover contributions are not includable in income for Federal income tax purposes and therefore are not deductible from it.

      Generally, earnings on an IRA are not subject to current Federal income tax until distributed. Distributions attributable to tax-deductible contributions and to IRA earnings are taxed as ordinary income. Distributions of non-deductible contributions are not subject to Federal income tax. In general, distributions from an IRA to an individual before he or she reaches age 59-1/2 are subject to a nondeductible penalty tax equal to 10% of the taxable amount of the distribution. The 10% penalty tax does not apply to amounts withdrawn from an IRA after the individual reaches age 59-1/2, becomes disabled or dies, or if withdrawn in the form of substantially equal payments over the life or life expectancy of the individual and his or her designated beneficiary, if any, or rolled over into another IRA, amounts withdrawn and used to pay for deductible medical expenses and amounts withdrawn by certain unemployed individuals not in excess of amounts paid for certain health insurance premiums, amounts used to pay certain qualified higher education expenses, and amounts used within 120 days of the date the distribution is received to pay for certain first-time homebuyer expenses. Distributions must begin to be withdrawn not later than April 1 of the calendar year following the calendar year in which the individual reaches age 70-1/2. Failure to take certain minimum required distributions will result in the imposition of a 50% non-deductible penalty tax.

      ROTH IRAS: Shares of each Fund also may be used as a funding medium for a Roth Individual Retirement Account ("Roth IRA"). A Roth IRA is similar in numerous ways to the regular (traditional) IRA, described above. Some of the primary differences are as follows.

      A single individual earning below $95,000 can contribute up to $2,000 per year to a Roth IRA. The maximum contribution amount diminishes and gradually falls to zero for single filers with adjusted gross incomes ranging from $95,000 to $110,000. Married couples earning less than $150,000 combined, and filing jointly, can contribute a full $4,000 per year ($2,000 per IRA). The maximum contribution amount for married couples filing jointly phases out from $150,000 to $160,000. An individual whose adjusted gross income exceeds the maximum phase-out amount cannot contribute to a Roth IRA.

      An eligible individual can contribute money to a traditional IRA and a Roth IRA as long as the total contribution to all IRAs does not exceed $2,000. Contributions to a Roth IRA are not deductible. Contributions to a Roth IRA may be made even after the individual for whom the account is maintained has attained age 70 1/2.

      No distributions are required to be taken prior to the death of the original account holder. If a Roth IRA has been established for a minimum of five years, distributions can be taken tax-free after reaching age 59 1/2, for a first-time home purchase ($10,000 maximum, one time use), or upon death or disability. All other distributions from a Roth IRA (other than the amount of nondeductible contributions) are taxable and subject to a 10% tax penalty unless an exception applies. Exceptions to the 10% penalty include: reaching age 59 1/2, death, disability, deductible medical expenses, the purchase of health insurance for certain unemployed individual and qualified higher education expenses.

      An individual with an income of less than $100,000 (who is not married filing separately) can roll his or her existing IRA into a Roth IRA. However, the individual must pay taxes on the taxable amount in his or her traditional IRA. After 1998, all taxes on such a rollover will have to be paid in the tax year in which the rollover is made.

      QUALIFIED PLANS: For those self-employed individuals who wish to purchase shares of one or more Ivy funds through a qualified retirement plan, a Custodial Agreement and a Retirement Plan are available from IMSC. The Retirement Plan may be adopted as a profit sharing plan or a money purchase pension plan. A profit sharing plan permits an annual contribution to be made in an amount determined each year by the self-employed individual within certain limits prescribed by law. A money purchase pension plan requires annual contributions at the level specified in the Custodial Agreement. There is no set-up fee for qualified plans and the annual maintenance fee is $20.00 per account.

      In general, if a self-employed individual has any common law employees, employees who have met certain minimum age and service requirements must be covered by the Retirement Plan. A self-employed individual generally must contribute the same percentage of income for common law employees as for himself or herself.

      A self-employed individual may contribute up to the lesser of $30,000 or 25% of compensation or earned income to a money purchase pension plan or to a combination profit sharing and money purchase pension plan arrangement each year on behalf of each participant. To be deductible, total contributions to a profit sharing plan generally may not exceed 15% of the total compensation or earned income of all participants in the plan, and total contributions to a combination money purchase-profit sharing arrangement generally may not exceed 25% of the total compensation or earned income of all participants. The amount of compensation or earned income of any one participant that may be included in computing the deduction is limited (generally to $150,000 for benefits accruing in plan years beginning after 1993, with annual inflation adjustments). A self-employed individual's contributions to a retirement plan on his or her own behalf must be deducted in computing his or her earned income.

      Corporate employers may also adopt the Custodial Agreement and Retirement Plan for the benefit of their eligible employees. Similar contribution and deduction rules apply to corporate employers.

      Distributions from the Retirement Plan generally are made after a participant's separation from service. A 10% penalty tax generally applies to distributions to an individual before he or she reaches age 59-1/2, unless the individual (1) has reached age 55 and separated from service; (2) dies; (3) becomes disabled; (4) uses the withdrawal to pay tax-deductible medical expenses; (5) takes the withdrawal as part of a series of substantially equal payments over his or her life expectancy or the joint life expectancy of himself or herself and a designated beneficiary; or (6) rolls over the distribution.

      The Transfer Agent will arrange for Investors Bank & Trust to furnish custodial services to the employer and any participating employees.

      DEFERRED COMPENSATION FOR PUBLIC SCHOOLS AND CHARITABLE ORGANIZATIONS ("403(B)(7) ACCOUNT"): Section 403(b)(7) of the Internal Revenue Code of 1986, as amended (the "Code") permits public school systems and certain charitable organizations to use mutual fund shares held in a custodial account to fund deferred compensation arrangements with their employees. A custodial account agreement is available for those employers whose employees wish to purchase shares of the Trust in conjunction with such an arrangement. The special application for a 403(b)(7) Account is available from IMSC.

      Distributions from the 403(b)(7) Account may be made only following death, disability, separation from service, attainment of age 59-1/2, or incurring a financial hardship. A 10% penalty tax generally applies to distributions to an individual before he or she reaches age 59-1/2, unless the individual (1) has reached age 55 and separated from service; (2) dies or becomes disabled; (3)
uses the withdrawal to pay tax-deductible medical expenses; (4) takes the withdrawal as part of a series of substantially equal payments over his or her life expectancy or the joint life expectancy of himself or herself and a designated beneficiary; or (5) rolls over the distribution. There is no set-up fee for 403(b)(7) Accounts and the annual maintenance fee is $20.00 per account.

      SIMPLIFIED EMPLOYEE PENSION ("SEP") IRAS: An employer may deduct contributions to a SEP up to the lesser of $30,000 or 15% of compensation. SEP accounts generally are subject to all rules applicable to IRA accounts, except the deduction limits, and are subject to certain employee participation requirements. No new salary reduction SEPs ("SARSEPs") may be established after 1996, but existing SARSEPs may continue to be maintained, and non-salary reduction SEPs may continue to be established as well as maintained after 1996.

      SIMPLE PLANS: An employer may establish a SIMPLE IRA or a SIMPLE 401(k) for years after 1996. An employee can make pre-tax salary reduction contributions to a SIMPLE Plan, up to $6,000 a year (as indexed). Subject to certain limits, the employer will either match a portion of employee contributions, or will make a contribution equal to 2% of each employee's compensation without regard to the amount the employee contributes. An employer cannot maintain a SIMPLE Plan for its employees if the employer maintains or maintained any other qualified retirement plan with respect to which any contributions or benefits have been credited.

SYSTEMATIC WITHDRAWAL PLAN

      A shareholder may establish a Systematic Withdrawal Plan (a "Withdrawal Plan"), by telephone instructions or by delivery to IMSC of a written election to have his or her shares withdrawn periodically (minimum distribution amount - $250), accompanied by a surrender to IMSC of all share certificates then outstanding in such shareholder's name, properly endorsed by the shareholder. To be eligible to elect a Withdrawal Plan, a shareholder must continually maintain an account balance of at least $10,000. A Withdrawal Plan may not be established if the investor is currently participating in the Automatic Investment Method. A Withdrawal Plan may involve the depletion of a shareholder's principal, depending on the amount withdrawn.

      A redemption under a Withdrawal Plan is a taxable event. Shareholders contemplating participating in a Withdrawal Plan should consult their tax advisers.

      Additional investments made by investors participating in a Withdrawal Plan must equal at least $250 each while the Withdrawal Plan is in effect.

      An investor may terminate his or her participation in the Withdrawal Plan at any time by delivering written notice to IMSC. If all shares held by the investor are liquidated at any time, participation in the Withdrawal Plan will terminate automatically. The Trust or IMSC may terminate the Withdrawal Plan option at any time after reasonable notice to shareholders.

GROUP SYSTEMATIC INVESTMENT PROGRAM

      Shares of each Fund may be purchased in connection with investment programs established by employee or other groups using systematic payroll deductions or other systematic payment arrangements. The Trust does not itself organize, offer or administer any such programs. However, it may, depending upon the size of the program, waive the minimum initial and additional investment requirements for purchases by individuals in conjunction with programs organized and offered by others. Unless shares of a Fund are purchased in conjunction with IRAs (see "How to Buy Shares" in the Prospectus), such group systematic investment programs are not entitled to special tax benefits under the Code. The Trust reserves the right to refuse purchases at any time or suspend the offering of shares in connection with group systematic investment programs, and to restrict the offering of shareholder privileges, such as check writing, simplified redemptions and other optional privileges, as described in the Prospectus, to shareholders using group systematic investment programs.

      With respect to each shareholder account established on or after September 15, 1972 under a group systematic investment program, the Trust and IMI each currently charge a maintenance fee of $3.00 (or portion thereof) that for each twelve-month period (or portion thereof) that the account is maintained. The Trust may collect such fee (and any fees due to IMI) through a deduction from distributions to the shareholders involved or by causing on the date the fee is assessed a redemption in each such shareholder account sufficient to pay such fee. The Trust reserves the right to change these fees from time to time without advance notice.

                                 REDEMPTIONS

      Shares of each Fund are redeemed at their net asset value next determined after a proper redemption request has been received by IMSC.

      Unless a shareholder requests that the proceeds of any redemption be wired to his or her bank account, payment for shares tendered for redemption is made by check within seven days after tender in proper form, except that the Trust reserves the right to suspend the right of redemption or to postpone the date of payment upon redemption beyond seven days, (i) for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which trading on the Exchange is restricted, (ii) for any period during which an emergency exists as determined by the SEC as a result of which disposal of securities owned by a Fund is not reasonably practicable or it is not reasonably practicable for a Fund to fairly determine the value of its net assets, or (iii) for such other periods as the SEC may by order permit for the protection of shareholders of any Fund.



      The Trust may redeem those Advisor Class accounts of shareholders who have maintained an investment of less than $10,000 in any Fund for a period of more than 12 months. All Advisor Class accounts below that minimum will be redeemed simultaneously when MIMI deems it advisable. The $10,000 balance will be determined by actual dollar amounts invested by the shareholder, unaffected by market fluctuations. The Trust will notify any such shareholder by certified mail of its intention to redeem such account, and the shareholder shall have 60 days from the date of such letter to invest such additional sums as shall raise the value of such account above that minimum. Should the shareholder fail to forward such sum within 60 days of the date of the Trust's letter of notification, the Trust will redeem the shares held in such account and transmit the redemption in value thereof to the shareholder. However, those shareholders who are investing pursuant to the Automatic Investment Method will not be redeemed automatically unless they have ceased making payments pursuant to the plan for a period of at least six consecutive months, and these shareholders will be given six-months' notice by the Trust before such redemption. Shareholders in a qualified retirement, pension or profit sharing plan who wish to avoid tax consequences must "rollover" any sum so redeemed into another qualified plan within 60 days. The Trustees of the Trust may change the minimum account size.

      If a shareholder has given authorization for telephonic redemption privilege, shares can be redeemed and proceeds sent by Federal wire to a single previously designated bank account. Delivery of the proceeds of a wire redemption request of $250,000 or more may be delayed by a Fund for up to seven days if deemed appropriate under then-current market conditions. The Trust reserves the right to change this minimum or to terminate the telephonic redemption privilege without prior notice. The Trust cannot be responsible for the efficiency of the Federal wire system of the shareholder's dealer of record or bank. The shareholder is responsible for any charges by the shareholder's bank.

      Each Fund employs reasonable procedures that require personal identification prior to acting on redemption or exchange instructions communicated by telephone to confirm that such instructions are genuine. In the absence of such instructions, a Fund may be liable for any losses due to unauthorized or fraudulent telephone instructions.

                               NET ASSET VALUE

      The net asset value per share of each Fund is computed by dividing the value of that Fund's aggregate net assets (i.e., its total assets less its liabilities) by the number of the Fund's shares outstanding. For purposes of determining each Fund's aggregate net assets, receivables are valued at their realizable amounts. Each Fund's liabilities, if not identifiable as belonging to a particular class of the Fund, are allocated among the Fund's several classes based on their relative net asset size. Liabilities attributable to a particular class are charged to that class directly. The total liabilities for a class are then deducted from the class's proportionate interest in the Fund's assets, and the resulting amount is divided by the number of shares of the class outstanding to produce its net asset value per share.

      A security listed or traded on a recognized stock exchange or The Nasdaq Stock Market, Inc. ("Nasdaq") is valued at the security's last sale price on the exchange on which the security is principally traded. If no sale is reported at that time, the average between the last bid and asked price (the "Calculated Mean") is used. Unless otherwise noted herein, the value of a foreign security is determined in its national currency as of the normal close of trading on the foreign exchange on which it is traded or as of the close of regular trading on the Exchange, if that is earlier, and that value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, eastern time, on the day the value of the foreign security is determined. All other securities for which OTC market quotations are readily available are valued at the Calculated Mean.

      A debt security normally is valued on the basis of quotes obtained from at least two dealers (or one dealer who has made a market in the security) or pricing services that take into account appropriate valuation factors. Interest is accrued daily. Money market instruments are valued at amortized cost, which the Board believes approximates market value.

      An exchange-traded option is valued at the last sale price on the exchange on which it is principally traded, if available, and otherwise is valued at the last sale price on the other exchange(s). If there were no sales on any exchange, the option shall be valued at the Calculated Mean, if possible, and otherwise at the last offering price, in the case of a written option, and the last bid price, in the case of a purchased option. An OTC option is valued at the last offering price, in the case of a written option, and the last bid price, in the case of a purchased option. Exchange listed and widely-traded OTC futures (and options thereon) are valued at the most recent settlement price.

      Securities and other assets for which market prices are not readily available are priced at their "fair value" as determined by IMI in accordance with procedures approved by the Board. Trading in securities on many foreign securities exchanges is normally completed before the close of regular trading on the Exchange. Trading on foreign exchanges may not take place on all days on which there is regular trading on the Exchange, or may take place on days on which there is no regular trading on the Exchange (e.g., any of the national business holidays identified below). If events materially affecting the value of a Fund's portfolio securities occur between the time when a foreign exchange closes and the time when that Fund's net asset value is calculated (see following paragraph), such securities may be valued at fair value as determined by IMI and approved by the Board.

      Portfolio securities are valued (and net asset value per share is determined) as of the close of regular trading on the Exchange (normally 4:00 p.m., eastern time) on each day the Exchange is open for trading. The Exchange and the Trust's offices are expected to be closed, and net asset value will not be calculated, on the following national business holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. On those days when either or both of a Fund's Custodian or the Exchange close early as a result of a partial holiday or otherwise, the Trust reserves the right to advance the time on that day by which purchase and redemption requests must be received.

      The number of shares you receive when you place a purchase order, and the payment you receive after submitting a redemption request, is based on each Fund's net asset value next determined after your instructions are received in proper form by IMSC or by your registered securities dealer. Since each Fund invests in securities that are listed on foreign exchanges that may trade on weekends or other days when the Funds do not price their shares, each Fund's net asset value may change on days when shareholders will not be able to purchase or redeem that Fund's shares. The sale of each Fund's shares will be suspended during any period when the determination of its net asset value is suspended pursuant to rules or orders of the SEC and may be suspended by the Board whenever in its judgment it is in a Fund's best interest to do so.

                                   TAXATION

      The following is a general discussion of certain tax rules thought to be applicable with respect to each Fund. It is merely a summary and is not an exhaustive discussion of all possible situations or of all potentially applicable taxes. Accordingly, shareholders and prospective shareholders should consult a competent tax adviser about the tax consequences to them of investing in any Fund.

      Each Fund intends to be taxed as a regulated investment company under Subchapter M of the Code. Accordingly, each Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund's assets is represented by cash, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies).

      As a regulated investment company, each Fund generally will not be subject to U.S. Federal income tax on its income and gains that it distributes to shareholders, if at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and the excess of any short-term capital gains over long-term capital losses) for the taxable year is distributed. Each Fund intends to distribute all such income.

      Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, each Fund must distribute during each calendar year, (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, each Fund intends to make distributions in accordance with the calendar year distribution requirements. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by a Fund in October, November or December of the year with a record date in such a month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year the distributions are declared, rather than the calendar year in which the distributions are received.

OPTIONS, FUTURES AND FOREIGN CURRENCY FORWARD CONTRACTS

      The taxation of equity options and OTC options on debt securities is governed by Code section 1234. Pursuant to Code section 1234, the premium received by each Fund for selling a put or call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to the Fund. If a Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option written by a Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security and any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term depending upon the holding period of the security. With respect to a put or call option that is purchased by a Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is long-term or short-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

      Some of the options, futures and foreign currency forward contracts in which each Fund may invest may be "section 1256 contracts." Gains (or losses) on these contracts generally are considered to be 60% long-term and 40% short-term capital gains or losses; however, as described below, foreign currency gains or losses arising from certain section 1256 contracts are ordinary in character. Also, section 1256 contracts held by each Fund at the end of each taxable year (and on certain other dates prescribed in the Code) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized.

      The transactions in options, futures and forward contracts undertaken by each Fund may result in "straddles" for Federal income tax purposes. The straddle rules may affect the character of gains or losses realized by each Fund. In addition, losses realized by each Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the consequences of such transactions to each Fund are not entirely clear. The straddle rules may increase the amount of short-term capital gain realized by each Fund, which is taxed as ordinary income when distributed to shareholders.

      Each Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

      Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not engage in such transactions.

      Notwithstanding any of the foregoing, each Fund may recognize gain (but not loss) from a constructive sale of certain "appreciated financial positions" if the Fund enters into a short sale, offsetting notional principal contract, futures or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment are interests (including options, futures and forward contracts and short sales) in stock, partnership interests, certain actively traded trust instruments and certain debt instruments. Constructive sale treatment of appreciated financial positions does not apply to certain transactions closed in the 90-day period ending with the 30th day after the close of a Fund's taxable year, if certain conditions are met.

CURRENCY FLUCTUATIONS -- "SECTION 988" GAINS OR LOSSES

          Gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues receivables or liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of some investments, including debt securities denominated in a foreign currency and certain options, futures and forward contracts, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "section 988" gains or losses, increase or decrease the amount of each Fund's investment company taxable income available to be distributed to its shareholders as ordinary income.

INVESTMENT IN PASSIVE FOREIGN INVESTMENT COMPANIES

      Each Fund may invest in shares of foreign corporations which may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets, or 75% or more of its gross income is investment-type income. If a Fund receives a so-called "excess distribution" with respect to PFIC stock, the Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which a Fund held the PFIC shares. A Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

      Each Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Each Fund may elect to mark to market its PFIC shares, resulting in the shares being treated as sold at fair market value on the last business day of each taxable year. Any resulting gain would be reported as ordinary income; any resulting loss and any loss from an actual disposition of the shares would be reported as ordinary loss to the extent of any net gains reported in prior years. Under another election that currently is available in some circumstances, each Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given year.

DEBT SECURITIES ACQUIRED AT A DISCOUNT

      Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by each Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount ("OID") is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures.

      Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by each Fund in the secondary market may be treated as having market discount. Generally, gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the "accrued market discount" on such debt security. In addition, the deduction of any interest expenses attributable to debt securities having market discount may be deferred. Market discount generally accrues in equal daily installments. Each Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

      Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by each Fund may be treated as having acquisition discount, or OID in the case of certain types of debt securities. Generally, a Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. Each Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

      Each Fund generally will be required to distribute dividends to shareholders representing discount on debt securities that is currently includable in income, even though cash representing such income may not have been received by each Fund. Cash to pay such dividends may be obtained from sales proceeds of securities held by each Fund.

DISTRIBUTIONS

      Distributions of investment company taxable income are taxable to a U.S. shareholder as ordinary income, whether paid in cash or shares. Dividends paid by a Fund to a corporate shareholder, to the extent such dividends are attributable to dividends received from U.S. corporations by the Fund, may qualify for the dividends received deduction. However, the revised alternative minimum tax applicable to corporations may reduce the value of the dividends received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, designated by each Fund as capital gain dividends, are taxable to shareholders as long-term capital gains whether paid in cash or in shares, and regardless of how long the shareholder has held the Fund's shares; such distributions are not eligible for the dividends received deduction. Shareholders receiving distributions in the form of newly issued shares will have a cost basis in each share received equal to the net asset value of a share of that Fund on the distribution date. A distribution of an amount in excess of a Fund's current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder's basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder's basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares. Shareholders will be notified annually as to the U.S. Federal tax status of distributions and shareholders receiving distributions in the form of newly issued shares will receive a report as to the net asset value of the shares received.

      If the net asset value of shares is reduced below a shareholder's cost as a result of a distribution by a Fund, such distribution generally will be taxable even though it represents a return of invested capital. Shareholders should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at this time may reflect the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a distribution which generally will be taxable to them.

DISPOSITION OF SHARES

      Upon a redemption, sale or exchange of his or her shares, a shareholder will realize a taxable gain or loss depending upon his or her basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and, if so, will be long-term or short-term, depending upon the shareholder's holding period for the shares. Any loss realized on a redemption sale or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six-months or less will be treated for tax purposes as a long-term capital loss to the extent of any distributions of capital gain dividends received or treated as having been received by the shareholder with respect to such shares.

      In some cases, shareholders will not be permitted to take all or portion of their sales loads into account for purposes of determining the amount of gain or loss realized on the disposition of their shares. This prohibition generally applies where (1) the shareholder incurs a sales load in acquiring the shares of a Fund, (2) the shares are disposed of before the 91st day after the date on which they were acquired, and (3) the shareholder subsequently acquires shares in the same Fund or another regulated investment company and the otherwise applicable sales charge is reduced under a "reinvestment right" received upon the initial purchase of Fund shares. The term "reinvestment right" means any right to acquire shares of one or more regulated investment companies without the payment of a sales load or with the payment of a reduced sales charge. Sales charges affected by this rule are treated as if they were incurred with respect to the shares acquired under the reinvestment right. This provision may be applied to successive acquisitions of fund shares.

FOREIGN WITHHOLDING TAXES

      Income received by each Fund from sources within a foreign country may be subject to withholding and other taxes imposed by that country.

      If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, that Fund will be eligible and may elect to "pass-through" to its shareholders the amount of foreign income and similar taxes paid by the Fund. Pursuant to this election, a shareholder will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign income and similar taxes paid by the Fund, and will be entitled either to deduct his or her pro rata share of foreign income and similar taxes in computing his or her taxable income or to use it as a foreign tax credit against his or her U.S. Federal income taxes, subject to limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Foreign taxes generally may not be deducted by a shareholder that is an individual in computing the alternative minimum tax. Each shareholder will be notified within 60 days after the close of each Fund's taxable year whether the foreign taxes paid by that Fund will "pass-through" for that year and, if so, such notification will designate (1) the shareholder's portion of the foreign taxes paid to each such country and (2) the portion of the dividend which represents income derived from sources within each such country.

      Generally, except in the case of certain electing individual taxpayers who have limited creditable foreign taxes and no foreign source income other than passive investment-type income, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if a Fund makes the election described in the preceding paragraph, the source of that Fund's income flows through to its shareholders. With respect to each Fund, gains from the sale of securities generally will be treated as derived from U.S. sources and section 988 gains will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, including foreign source passive income received from each Fund. In addition, the foreign tax credit may offset only 90% of the revised alternative minimum tax imposed on corporations and individuals. Furthermore, the foreign tax credit is eliminated with respect to foreign taxes withheld on dividends if the dividend-paying shares or the shares of a Fund are held by the Fund or the shareholder, as the case may be, for less than 16 days (46 days in the case of preferred shares) during the 30-day period (90-day period for preferred shares) beginning 15 days (45 days for preferred shares) before the shares become ex-dividend. In addition, if a Fund fails to satisfy these holding period requirements, it cannot elect to pass through to shareholders the ability to claim a deduction for related foreign taxes.

      The foregoing is only a general description of the foreign tax credit under current law. Because application of the credit depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisers.

BACKUP WITHHOLDING

      Each Fund will be required to report to the Internal Revenue Service ("IRS") all taxable distributions as well as gross proceeds from the redemption of that Fund's shares, except in the case of certain exempt shareholders. All such distributions and proceeds will be subject to withholding of Federal income tax at a rate of 31% ("backup withholding") in the case of non-exempt shareholders if (1) the shareholder fails to furnish a Fund with and to certify the shareholder's correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. If the withholding provisions are applicable, any such distributions or proceeds, whether reinvested in additional shares or taken in cash, will be reduced by the amounts required to be withheld.

      Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. This discussion does not purport to deal with all of the tax consequences applicable to each Fund or shareholders. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in any Fund.

                           PERFORMANCE INFORMATION

      Performance information for the classes of shares of each Fund may be compared, in reports and promotional literature, to: (i) the S&P 500 Index, the Dow Jones Industrial Average ("DJIA"), or other unmanaged indices so that investors may compare each Fund's results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general; (ii) other groups of mutual funds tracked by Lipper Analytical Services, a widely used independent research firm that ranks mutual funds by overall performance, investment objectives and assets, or tracked by other services, companies, publications or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in each Fund. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions or administrative and management costs and expenses. Performance rankings are based on historical information and are not intended to indicate future performance.



      AVERAGE ANNUAL TOTAL RETURN. Quotations of standardized average annual total return ("Standardized Return") for a specific class of shares of each Fund will be expressed in terms of the average annual compounded rate of return that would cause a hypothetical investment in that class of that Fund made on the first day of a designated period to equal the ending redeemable value ("ERV") of such hypothetical investment on the last day of the designated period, according to the following formula:

      P(1 + T){superscript n} = ERV

     Where:      P     =     a hypothetical initial payment of $1,000 to
                              purchase shares of a specific class

                 T     =     the average annual total return of shares of
                              that class

                 n     =     the number of years

               ERV     =     the ending redeemable value of a hypothetical
                             $1,000 payment made at the beginning of the period.

      For purposes of the above computation for each Fund, it is assumed that all dividends and capital gains distributions made by that Fund are reinvested at net asset value in additional Advisor Class shares during the designated period. Standardized Return quotations for each Fund do not take into account any required payments for federal or state income taxes. Standardized Return quotations are determined to the nearest 1/100 of 1%.

      Each Fund may, from time to time, include in advertisements, promotional literature or reports to shareholders or prospective investors total return data that are not calculated according to the formula set forth above ("Non-Standardized Return").

      In determining the average annual total return for a specific class of shares of each Fund, recurring fees, if any, that are charged to all shareholder accounts are taken into consideration. For any account fees that vary with the size of the account of each Fund, the account fee used for purposes of the following computations is assumed to be the fee that would be charged to the mean account size of the Fund.

      The Standardized Return for the Advisor Class shares of Ivy Global Fund for the period from the date Advisor Class shares were first offered (January 1, 1998) through December 31, 1998 was (10.19)%. This figure reflects expense reimbursement. Without expense reimbursement, the Standardized Return would have been (10.41)%.

      The Standardized Return for the Advisor Class shares of Ivy Global Science & Technology Fund for the period from the date Advisor Class shares were first offered (January 1, 1998) through December 31, 1998 was 16.99%.

      The Standardized Return for the Advisor Class shares of Ivy International Fund II for the period from the date Advisor Class shares were first offered (January 1, 1998) through December 31, 1998 was (0.15)%. This figure reflects expense reimbursement. Without expense reimbursement, the Standardized Return would have been (0.24)%.

      The Standardized Return for the Advisor Class shares of Ivy Pan-Europe Fund for the period from the date Advisor Class shares were first offered (January 1, 1998) through December 31, 1998 was (8.37)%. This figure reflects expense reimbursement. Without expense reimbursement, the Standardized Return would have been (11.98)%.

      CUMULATIVE TOTAL RETURN. Cumulative total return is the cumulative rate of return on a hypothetical initial investment of $1,000 in a specific class of shares of a particular Fund for a specified period. Cumulative total return quotations reflect changes in the price of a Fund's shares and assume that all dividends and capital gains distributions during the period were reinvested in Fund shares. Cumulative total return is calculated by computing the cumulative rates of return of a hypothetical investment in a specific class of shares of a Fund over such periods, according to the following formula (cumulative total return is then expressed as a percentage):

      C = (ERV/P) - 1

      Where:    C     =     cumulative total return
                P     =     a hypothetical initial investment of $1,000 to
                            purchase shares of a specific class

                ERV   =     ending  redeemable  value:  ERV is the
                            value, at the end of the applicable  period,  of a
                            hypothetical   $1,000   investment   made  at  the
                            beginning of the applicable period.

      The Cumulative Total Return for the Advisor Class shares of Ivy Global Fund for the period from the date Advisor Class shares were first offered (January 1, 1998) through December 31, 1998 was (10.19)%.

      The Cumulative Total Return for the Advisor Class shares of Ivy Global Science & Technology Fund for the period from the date Advisor Class shares were first offered (January 1, 1998) through December 31, 1998 was 16.99%.

      The  Cumulative   Total  Return  for  the  Advisor  Class  shares  of  Ivy
International Fund II for the period from the date Advisor Class shares were first offered (January 1, 1998) through December 31, 1998 was (0.15)%.

      The Cumulative Total Return for the Advisor Class shares of Ivy Pan-Europe Fund for the period from the date Advisor Class shares were first offered (January 1, 1998) through December 31, 1998 was (8.37)%.

      OTHER  QUOTATIONS,  COMPARISONS  AND GENERAL  INFORMATION.  The  foregoing computation methods are prescribed for advertising and other communications subject to SEC Rule 482. Communications not subject to this rule may contain a number of different measures of performance, computation methods and assumptions, including but not limited to: historical total returns; results of actual or hypothetical investments; changes in dividends, distributions or share values; or any graphic illustration of such data. These data may cover any period of the Trust's existence and may or may not include the impact of sales charges, taxes or other factors.

      Performance quotations for each Fund will vary from time to time depending on market conditions, the composition of that Fund's portfolio and operating expenses of that Fund. These factors and possible differences in the methods used in calculating performance quotations should be considered when comparing performance information regarding a Fund's shares with information published for other investment companies and other investment vehicles. Performance quotations should also be considered relative to changes in the value of each Fund's shares and the risks associated with each Fund's investment objectives and policies. At any time in the future, performance quotations may be higher or lower than past performance quotations and there can be no assurance that any historical performance quotation will continue in the future.

      Each Fund may also cite endorsements or use for comparison its performance rankings and listings reported in such newspapers or business or consumer publications as, among others: AAII Journal, Barron's, Boston Business Journal, Boston Globe, Boston Herald, Business Week, Consumer's Digest, Consumer Guide Publications, Changing Times, Financial Planning, Financial World, Forbes, Fortune, Growth Fund Guide, Houston Post, Institutional Investor, International Fund Monitor, Investor's Daily, Los Angeles Times, Medical Economics, Miami Herald, Money Mutual Fund Forecaster, Mutual Fund Letter, Mutual Fund Source Book, Mutual Fund Values, National Underwriter, Nelson's Directory of Investment Managers, New York Times, Newsweek, No Load Fund Investor, No Load Fund* X, Oakland Tribune, Pension World, Pensions and Investment Age, Personal Investor, Rugg and Steele, Time, U.S. News and World Report, USA Today, The Wall Street Journal, and Washington Post.

                             FINANCIAL STATEMENTS

      Each Fund's (except Ivy European Opportunities Fund) Portfolio of Investments as of December 31, 1998, Statement of Assets and Liabilities as of December 31, 1998, Statement of Operations for the fiscal year ended December 31, 1998, Statement of Changes in Net Assets for the fiscal year ended December 31, 1998, Financial Highlights, Notes to Financial Statements, and Report of Independent Accountants, which are included in each Fund's December 31, 1998 Annual Report to shareholders, are incorporated by reference into this SAI. Ivy European Opportunities Fund's Statement of Assets and Liabilities as of April 28, 1999 and the notes thereto are attached hereto as Appendix B.

                                  APPENDIX A
          DESCRIPTION OF STANDARD & POOR'S RATINGS GROUP ("S&P") AND
            MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") CORPORATE
                      BOND AND COMMERCIAL PAPER RATINGS

[From "Moody's Bond Record," November 1994 Issue (Moody's Investors Service, New York, 1994), and "Standard & Poor's Municipal Ratings Handbook," October 1997 Issue (McGraw Hill, New York, 1997).]

MOODY'S:

      (a) CORPORATE BONDS. Bonds rated Aaa by Moody's are judged by Moody's to be of the best quality, carrying the smallest degree of investment risk. Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa are judged by Moody's to be of high quality by all standards. Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large as those of Aaa bonds, or fluctuations of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than those applicable to Aaa securities. Bonds which are rated A by Moody's possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. Bonds rated Baa by Moody's are considered medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments of or maintenance of other terms of the contract over any long period of time may be small. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

      (b) COMMERCIAL PAPER. The Prime rating is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Issuers within this Prime category may be given ratings 1, 2 or 3, depending on the relative strengths of these factors. The designation of Prime-1 indicates the highest quality repayment capacity of the rated issue. Issuers rated Prime-2 are deemed to have a strong ability for repayment while issuers voted Prime-3 are deemed to have an acceptable ability for repayment. Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P:

      (a) CORPORATE BONDS. An S&P corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. The ratings described below may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

      Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong. Debt rated AA is judged by S&P to have a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree. Debt rated A by S&P has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

      Debt rated BBB by S&P is regarded by S&P as having an adequate capacity to pay interest and repay principal. Although such bonds normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than debt in higher rated categories.

      Debt rated BB, B, CCC, CC and C is regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or exposures to adverse conditions. Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating. Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating. Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating. The rating CC typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating. The rating C typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

      The rating CI is reserved for income bonds on which no interest is being paid. Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

      (b) COMMERCIAL PAPER. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

      The commercial paper rating A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation. For commercial paper with an A-2 rating, the capacity for timely payment on issues is satisfactory, but not as high as for issues designated A-1. Issues rated A-3 have adequate capacity for timely payment, but are more vulnerable to the adverse effects of changes in circumstances than obligations carrying higher designations.

      Issues rated B are regarded as having only speculative capacity for timely payment. The C rating is assigned to short-term debt obligations with a doubtful capacity for payment. Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.

                                  APPENDIX B
                     STATEMENT OF ASSETS AND LIABILITIES
                             AS OF APRIL 28, 1999
            AND REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


IVY EUROPEAN OPPORTUNITIES FUND
STATEMENT OF ASSETS AND LIABILITIES
APRIL 28, 1999


ASSETS
   Cash...............................................   $      500,040
   Prepaid offering cost..............................           16,500
   Prepaid blue sky fees..............................           43,000
      Total Assets....................................          559,540
                                                           ------------
LIABILITIES
   Due to affiliate...................................           59,500
                                                           ------------

NET ASSETS............................................   $      500,040
                                                         ==============
CLASS A:
   Net asset value and redemption price per share
      ($10.00 / 1 share outstanding)..................           $10.00
                                                                 =======
   Maximum offering price per share
      ($10.00 x 100 / 94.25)*.........................           $10.61
                                                                 =======
CLASS B:
   Net asset value, offering price and redemption price** per share
      ($10.00 / 1 share outstanding)..................           $10.00
                                                                 =======
CLASS C:
   Net asset value, offering price and redemption price*** per share
      ($10.00 / 1 share outstanding)..................           $10.00
                                                                 =======
CLASS I:
   Net asset value, offering price and redemption price per share
      ($10.00 / 1 share outstanding)..................           $10.00
                                                                 =======
ADVISOR CLASS:
   Net asset value, offering price and redemption price per share
      ($500,000.00 / 50,000 shares outstanding).......           $10.00
                                                                 =======
NET ASSETS CONSISTS OF:
   Capital paid-in                                             $500,040
                                                                =======

*   On sales of more than $100,000 the offering price is reduced.
** Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge, up to a maximum of 5%.
*** Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge, up to a maximum of 1%.

   The accompanying notes are an integral part of the financial statement.


IVY EUROPEAN OPPORTUNITIES FUND
NOTES TO STATEMENT OF ASSETS AND LIABILITIES
APRIL 28, 1999


1. ORGANIZATION: Ivy European Opportunities Fund is a diversified series of shares of Ivy Fund. The shares of beneficial interest are assigned no par value and an unlimited number of shares of Class A, Class B, Class C, Class I and Advisor Class are authorized. Ivy Fund was organized as a Massachusetts business trust under a Declaration of Trust dated December 21, 1983 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Fund will commence operations on April 30, 1999. As of the date of this report, operations have been limited to organizational matters and the issuance of initial shares to Mackenzie Investment Management Inc. (MIMI).

2. ORGANIZATIONAL COSTS: The Fund incurred organizational expenses of $7,100, comprised of $2,500 for auditing and $4,600 for legal. The full amount of organizational expenses were assumed by MIMI and the Fund is not required to reimburse MIMI.

3. OFFERING COST AND PREPAID BLUE SKY FEES: Offering cost, consisting of legal fees, and blue sky fees will be amortized over a one year period beginning April 30, 1999, the date the Fund is expected to commence operations. Offering cost and blue sky fees have been paid by MIMI and will be reimbursed by the Fund.

4. TRANSACTIONS WITH AFFILIATES: Ivy Management, Inc. (IMI), a wholly owned subsidiary of MIMI, is the Manager and Investment Manager of the Fund. For the current fiscal year, IMI contractually limits the Fund's total operating expenses (excluding taxes, 12b-1 fees, brokerage commissions, interest, litigation and indemnification expenses, and any other extraordinary expenses) to an annual rate of 1.95% of its average net assets. For each of the following nine years, IMI will ensure that these expenses do not exceed 2.50% of the Fund's average net assets.

MIMI provides certain administrative, accounting and pricing services for the Fund.

Ivy Mackenzie Distributors, Inc. (IMDI), a wholly owned subsidiary of MIMI, is the underwriter and distributor of the Fund's shares, and as such, purchases shares from the Fund at net asset value to settle orders from investment dealers.

Ivy Mackenzie Services Corp. (IMSC), a wholly owned subsidiary of MIMI, is the transfer and shareholder servicing agent for the Fund.

Officers of Ivy Fund are officers and/or employees of MIMI, IMI, IMDI and IMSC. Such individuals are not compensated by the Fund for services in their capacity as officers of Ivy Fund. Trustees of Ivy Fund who are not affiliated with MIMI or IMI receive compensation from the Fund. No such amounts have been incurred as of April 28, 1999.

                             IVY INTERNATIONAL FUND

                                   a series of

                                    IVY FUND
                      Via Mizner Financial Plaza, Suite 300
                            700 South Federal Highway
                            Boca Raton, Florida 33432

                       STATEMENT OF ADDITIONAL INFORMATION

                                   May 3, 1999
                       (as supplemented October 18, 1999)



      Ivy Fund (the "Trust") is an open-end management investment company that currently consists of nineteen fully managed portfolios, each of which (except for Ivy South America Fund and Ivy International Strategic Bond Fund) is diversified. This Statement of Additional Information ("SAI") relates to the Class A, B, C and I shares of Ivy International Fund (the "Fund"). The other eighteen portfolios of the Trust are described in separate prospectuses and SAIs.

      This SAI is not a prospectus and should be read in conjunction with the prospectus for the Fund dated April 30, 1999 (the "Prospectus"), which may be obtained upon request and without charge from the Trust at the Distributor's address and telephone number printed below.

                               INVESTMENT MANAGER

                          Ivy Management, Inc. ("IMI")
                      Via Mizner Financial Plaza, Suite 300
                            700 South Federal Highway
                            Boca Raton, Florida 33432
                            Telephone: (800) 777-6472

                                   DISTRIBUTOR

                  Ivy Mackenzie Distributors, Inc. ("IMDI")
                      Via Mizner Financial Plaza, Suite 300
                            700 South Federal Highway
                            Boca Raton, Florida 33432
                            Telephone: (800) 456-5111

                                TABLE OF CONTENTS


GENERAL INFORMATION..........................................................1

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS..................................1
      COMMON STOCKS..........................................................2
      CONVERTIBLE SECURITIES.................................................2
      DEBT SECURITIES........................................................3
            IN GENERAL.......................................................3
            INVESTMENT-GRADE DEBT SECURITIES.................................3
            U.S. GOVERNMENT SECURITIES.......................................4
            FIRM COMMITMENT AGREEMENTS AND "WHEN-ISSUED"SECURITIES...........4
      ILLIQUID SECURITIES....................................................5
      FOREIGN SECURITIES.....................................................6
      DEPOSITORY RECEIPTS....................................................7
      EMERGING MARKETS.......................................................7
      FOREIGN CURRENCIES.....................................................8
      FOREIGN CURRENCY EXCHANGE TRANSACTIONS.................................9
      OTHER INVESTMENT COMPANIES............................................10
      REPURCHASE AGREEMENTS.................................................10
      BANKING INDUSTRY AND SAVINGS AND LOAN OBLIGATIONS.....................10
      COMMERCIAL PAPER......................................................11
      BORROWING.............................................................11
      WARRANTS..............................................................11
      OPTIONS TRANSACTIONS..................................................11
            IN GENERAL......................................................11
            WRITING OPTIONS ON INDIVIDUAL SECURITIES........................12
            PURCHASING OPTIONS ON INDIVIDUAL SECURITIES.....................13
            PURCHASING AND WRITING OPTIONS ON SECURITIES INDICES............13
            RISKS OF OPTIONS TRANSACTIONS...................................14
      FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS....................15
            IN GENERAL......................................................15
            FOREIGN CURRENCY FUTURES CONTRACTS AND RELATED OPTIONS..........17
            RISKS ASSOCIATED WITH FUTURES AND RELATED OPTIONS...............18
      SECURITIES INDEX FUTURES CONTRACTS....................................18
            RISKS OF SECURITIES INDEX FUTURES...............................19
            COMBINED TRANSACTIONS...........................................20

INVESTMENT RESTRICTIONS.....................................................20

PORTFOLIO TURNOVER..........................................................23

TRUSTEES AND OFFICERS.......................................................23
            PERSONAL INVESTMENTS BY EMPLOYEES OF IMI........................23

INVESTMENT ADVISORY AND OTHER SERVICES......................................24
      BUSINESS MANAGEMENT AND INVESTMENT ADVISORY SERVICES..................24
            SUBADVISORY CONTRACT............................................25
      DISTRIBUTION SERVICES.................................................26
            RULE 18F-3 PLAN.................................................27
            RULE 12B-1 DISTRIBUTION PLANS...................................27
      CUSTODIAN.............................................................30
      FUND ACCOUNTING SERVICES..............................................30
      TRANSFER AGENT AND DIVIDEND PAYING AGENT..............................31
      ADMINISTRATOR.........................................................31
      AUDITORS..............................................................31

BROKERAGE ALLOCATION........................................................31

CAPITALIZATION AND VOTING RIGHTS............................................32

SPECIAL RIGHTS AND PRIVILEGES...............................................34
      AUTOMATIC INVESTMENT METHOD...........................................34
      EXCHANGE OF SHARES....................................................35
            INITIAL SALES CHARGE SHARES.....................................35
            CONTINGENT DEFERRED SALES CHARGE SHARES.........................35
            CLASS A.........................................................35
            CLASS B.........................................................36
            CLASS C.........................................................37
            CLASS I.........................................................37
            ALL CLASSES.....................................................37
      LETTER OF INTENT......................................................37
      RETIREMENT PLANS......................................................38
            INDIVIDUAL RETIREMENT ACCOUNTS..................................38
            ROTH IRAS.......................................................40
            QUALIFIED PLANS.................................................40
            DEFERRED COMPENSATION FOR PUBLIC SCHOOLS AND CHARITABLE
            ORGANIZATIONS ("403(B)(7) ACCOUNT").............................41
            SIMPLIFIED EMPLOYEE PENSION ("SEP") IRAS........................42
            SIMPLE PLANS....................................................42
      REINVESTMENT PRIVILEGE................................................42
      RIGHTS OF ACCUMULATION................................................42
      SYSTEMATIC WITHDRAWAL PLAN............................................43
      GROUP SYSTEMATIC INVESTMENT PROGRAM...................................43

REDEMPTIONS.................................................................44

CONVERSION OF CLASS B SHARES................................................46

NET ASSET VALUE.............................................................46

TAXATION....................................................................47
      OPTIONS, FUTURES AND FOREIGN CURRENCY FORWARD CONTRACTS...............48
      CURRENCY FLUCTUATIONS -- "SECTION 988" GAINS OR LOSSES................50
      INVESTMENT IN PASSIVE FOREIGN INVESTMENT COMPANIES....................50
      DEBT SECURITIES ACQUIRED AT A DISCOUNT................................51
      DISTRIBUTIONS.........................................................51
      DISPOSITION OF SHARES.................................................52
      FOREIGN WITHHOLDING TAXES.............................................52
      BACKUP WITHHOLDING....................................................53

PERFORMANCE INFORMATION.....................................................54
            AVERAGE ANNUAL TOTAL RETURN.....................................54
            CUMULATIVE TOTAL RETURN.........................................58
            OTHER QUOTATIONS, COMPARISONS AND GENERAL INFORMATION...........59

FINANCIAL STATEMENTS........................................................59

APPENDIX A..................................................................60

                                GENERAL INFORMATION

      The Fund is organized as a separate, diversified portfolio of the Trust, an open-end management investment company organized as a Massachusetts business trust on December 21, 1983. The Fund commenced operations (Class A shares) on April 21, 1986. The inception date for Class B and Class I shares was October 23, 1993. The inception date for Class C shares was April 30, 1996.

      Descriptions in this Statement of a particular investment practice or technique in which the Fund may engage or a financial instrument which the Fund may purchase are meant to describe the spectrum of investments that IMI, in its discretion, might, but is not required to, use in managing the Fund's portfolio assets. IMI may, in its discretion, at any time employ such practice, technique or instrument for one or more funds but not for all funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in some or all markets, in which case the Fund would not use them. Certain practices, techniques, or instruments may not be principal activities of the Fund but, to the extent employed, could from time to time have a material impact on the Fund's performance.

                       INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

      The Fund has its own investment objectives and policies, which are described in the Prospectus under the captions "Summary" and "Additional Information About Strategies and Risks." Additional information regarding the characteristics and risks associated with the Fund's investment techniques is set forth below.

      Sales of shares of the Fund to new investors have been suspended. See "How to Buy Shares."

      The Fund's principal objective is long-term capital growth primarily through investment in equity securities. Consideration of current income is secondary to this principal objective. It is anticipated that at least 65% of the Fund's total assets will be invested in common stocks (and securities convertible into common stocks) principally traded in European, Pacific Basin and Latin American markets. Under this investment policy, at least three different countries (other than the United States) will be represented in the Fund's overall portfolio holdings. For temporary defensive purposes, the Fund may also invest in equity securities principally traded in U.S. markets.

      The Fund's subadviser, Northern Cross Investments Limited ("Northern Cross"), invests the Fund's assets in a variety of economic sectors, industry segments and individual securities to reduce the effects of price volatility in any one area and to enable shareholders to participate in markets that do not necessarily move in concert with U.S. markets. Northern Cross seeks to identify rapidly expanding foreign economies, and then searches out growing industries and corporations, focusing on companies with established records. Individual securities are selected based on value indicators, such as a low price-earnings ratio, and are reviewed for fundamental financial strength. Companies in which investments are made will generally have at least $1 billion in capitalization and a solid history of operations.

      When economic or market conditions warrant, the Fund may invest without limit in U.S. Government securities, investment-grade debt securities (i.e., those rated Baa or higher by Moody's or BBB or higher by S&P, or if unrated, considered by Northern Cross to be of comparable quality), preferred stocks, sponsored or unsponsored ADRs, GDRs, ADSs and GDSs, warrants, or cash or cash equivalents such as bank obligations (including certificates of deposit and bankers' acceptances), commercial paper, short-term notes and repurchase agreements. For temporary or emergency purposes, the Fund may borrow up to 10% of the value of its total assets from banks. The Fund may also purchase securities on a "when-issued" or firm commitment basis, and may engage in foreign currency exchange transactions and enter into forward foreign currency contracts. The Fund may also invest in other investment companies in accordance with the provisions of the 1940 Act and up to 15% of its net assets in illiquid securities.

      The Fund may purchase put and call options on securities and stock indices, provided the premium paid for such options does not exceed 5% of the Fund's net assets. The Fund may also sell covered put options with respect to up to 10% of the value of its net assets, and may write covered call options so long as not more than 25% of the Fund's net assets is subject to being purchased upon the exercise of the calls. For hedging purposes only, the Fund may engage in transactions in (and options on) stock index and foreign currency futures contracts, provided that the Fund's equivalent exposure in such contracts does not exceed 15% of its total assets.

COMMON STOCKS

      Common stock can be issued by companies to raise cash; all common stock shares represent a proportionate ownership interest in a company. As a result, the value of common stock rises and falls with a company's success or failure. The market value of common stock can fluctuate significantly, with smaller companies being particularly susceptible to price swings. Transaction costs in smaller company stocks may also be higher than those of larger companies.

CONVERTIBLE SECURITIES

      The convertible securities in which the Fund may invest include corporate bonds, notes, debentures, preferred stock and other securities that may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. Investments in convertible securities can provide income through interest and dividend payments as well as an opportunity for capital appreciation by virtue of their conversion or exchange features. Because convertible securities can be converted into equity securities, their values will normally vary in some proportion with those of the underlying equity securities. Convertible securities usually provide a higher yield than the underlying equity, however, so that the price decline of a convertible security may sometimes be less substantial than that of the underlying equity security. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stock changes, and, therefore, also tends to follow movements in the general market for equity securities. When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of the value of the underlying common stock, although typically not as much as the price of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

      As debt securities, convertible securities are investments that provide for a stream of income. Like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

      Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, are senior in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, convertible bonds and convertible preferred stock typically have lower coupon rates than similar non-convertible securities. Convertible securities may be issued as fixed income obligations that pay current income.

DEBT SECURITIES

      IN GENERAL. Investment in debt securities involves both interest rate and credit risk. Generally, the value of debt instruments rises and falls inversely with fluctuations in interest rates. As interest rates decline, the value of debt securities generally increases. Conversely, rising interest rates tend to cause the value of debt securities to decrease. Bonds with longer maturities generally are more volatile than bonds with shorter maturities. The market value of debt securities also varies according to the relative financial condition of the issuer. In general, lower-quality bonds offer higher yields due to the increased risk that the issuer will be unable to meet its obligations on interest or principal payments at the time called for by the debt instrument.

      INVESTMENT-GRADE DEBT SECURITIES. Bonds rated Aaa by Moody's Investors Service, Inc. ("Moody's") and AAA by Standard & Poor's Ratings Group ("S&P") are judged to be of the best quality (i.e., capacity to pay interest and repay principal is extremely strong). Bonds rated Aa/AA are considered to be of high quality (i.e., capacity to pay interest and repay principal is very strong and differs from the highest rated issues only to a small degree). Bonds rated A are viewed as having many favorable investment attributes, but elements may be present that suggest a susceptibility to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. Bonds rated Baa/BBB (considered by Moody's to be "medium grade" obligations) are considered to have an adequate capacity to pay interest and repay principal, but certain protective elements may be lacking (i.e., such bonds lack outstanding investment characteristics and have some speculative characteristics). The Fund may invest in debt securities that are given an investment-grade rating by Moody's or S&P, and may also invest in unrated debt securities that are considered by IMI to be of comparable quality.

      U.S. GOVERNMENT SECURITIES. U.S. Government securities are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. Securities guaranteed by the U.S. Government include:
(1) direct obligations of the U.S. Treasury (such as Treasury bills, notes, and bonds) and (2) Federal agency obligations guaranteed as to principal and interest by the U.S. Treasury (such as GNMA certificates, which are mortgage-backed securities). When such securities are held to maturity, the payment of principal and interest is unconditionally guaranteed by the U.S. Government, and thus they are of the highest possible credit quality. U.S. Government securities that are not held to maturity are subject to variations in market value due to fluctuations in interest rates.

      Mortgage-backed securities are securities representing part ownership of a pool of mortgage loans. For example, GNMA certificates are such securities in which the timely payment of principal and interest is guaranteed by the full faith and credit of the U.S. Government. Although the mortgage loans in the pool will have maturities of up to 30 years, the actual average life of the loans typically will be substantially less because the mortgages will be subject to principal amortization and may be prepaid prior to maturity. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the security. Conversely, rising interest rates tend to decrease the rate of prepayments, thereby lengthening the actual average life of the security (and increasing the security's price volatility). Accordingly, it is not possible to predict accurately the average life of a particular pool. Reinvestment of prepayment may occur at higher or lower rates than the original yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current rates, mortgage-backed securities can be less effective than typical bonds of similar maturities at "locking in" yields during periods of declining interest rates, and may involve significantly greater price and yield volatility than traditional debt securities. Such securities may appreciate or decline in market value during periods of declining or rising interest rates, respectively.

      Securities issued by U.S. Government instrumentalities and certain Federal agencies are neither direct obligations of nor guaranteed by the U.S. Treasury; however, they involve Federal sponsorship in one way or another. Some are backed by specific types of collateral, some are supported by the issuer's right to borrow from the Treasury, some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer, others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to, Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, Federal National Mortgage Association, Federal Home Loan Mortgage Association, and Student Loan Marketing Association.

      FIRM COMMITMENT AGREEMENTS AND "WHEN-ISSUED" SECURITIES. New issues of certain debt securities are often offered on a "when-issued" basis, meaning the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment, but delivery and payment for the securities normally take place after the date of the commitment to purchase. Firm commitment agreements call for the purchase of securities at an agreed-upon price on a specified future date. The Fund uses such investment techniques in order to secure what is considered to be an advantageous price and yield to the Fund and not for purposes of leveraging the Fund's assets. In either instance, the Fund will maintain in a segregated account with its Custodian cash or liquid securities equal (on a daily marked-to-market basis) to the amount of its commitment to purchase the underlying securities.

ILLIQUID SECURITIES

      The Fund may purchase securities other than in the open market. While such purchases may often offer attractive opportunities for investment not otherwise available on the open market, the securities so purchased are often "restricted securities" or "not readily marketable" (i.e., they cannot be sold to the public without registration under the Securities Act of 1933, as amended (the "1933 Act"), or the availability of an exemption from registration (such as Rule 144A) or because they are subject to other legal or contractual delays in or restrictions on resale). This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Fund. It is the Fund's policy that illiquid securities (including repurchase agreements of more than seven days duration, certain restricted securities, and other securities which are not readily marketable) may not constitute, at the time of purchase, more than 15% of the value of the Fund's net assets. The Trust's Board of Trustees has approved guidelines for use by IMI in determining whether a security is illiquid.

      Generally speaking, restricted securities may be sold (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the 1933 Act. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. If adverse market conditions were to develop during the period between the Fund's decision to sell a restricted or illiquid security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. Where a registration statement is required for the resale of restricted securities, the Fund may be required to bear all or part of the registration expenses. The Fund may be deemed to be an "underwriter" for purposes of the 1933 Act when selling restricted securities to the public and, in such event, the Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

      Since it is not possible to predict with assurance that the market for securities eligible for resale under Rule 144A will continue to be liquid, IMI will monitor such restricted securities subject to the supervision of the Board of Trustees. Among the factors IMI may consider in reaching liquidity decisions relating to Rule 144A securities are: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer).

FOREIGN SECURITIES

      The securities of foreign issuers in which the Fund may invest include non-U.S. dollar-denominated debt securities, Euro dollar securities, sponsored and unsponsored American Depository Receipts ("ADRs"), Global Depository Receipts ("GDRs"), American Depository Shares ("ADSs"), Global Depository Shares ("GDSs") and related depository instruments, and debt securities issued, assumed or guaranteed by foreign governments or political subdivisions or instrumentalities thereof. Shareholders should consider carefully the substantial risks involved in investing in securities issued by companies and governments of foreign nations, which are in addition to the usual risks inherent in the Fund's domestic investments.

      Although IMI intends to invest the Fund's assets only in nations that are generally considered to have relatively stable and friendly governments, there is the possibility of expropriation, nationalization, repatriation or confiscatory taxation, taxation on income earned in a foreign country and other foreign taxes, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default on foreign government securities, political or social instability or diplomatic developments which could affect investments in securities of issuers in those nations. In addition, in many countries there is less publicly available information about issuers than is available for U.S. companies. Moreover, foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. In many foreign countries, there is less governmental supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in the United States. Foreign securities transactions may also be subject to higher brokerage costs than domestic securities transactions. The foreign securities markets of many of the countries in which the Fund may invest may also be smaller, less liquid and subject to greater price volatility than those in the United States. In addition, the Fund may encounter difficulties or be unable to pursue legal remedies and obtain judgment in foreign courts.

      Foreign bond markets have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Further, the inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund because of subsequent declines in the value of the portfolio security or, if the Fund has entered into a contract to sell the security, in possible liability to the purchaser. It may be more difficult for the Fund's agents to keep currently informed about corporate actions such as stock dividends or other matters that may affect the prices of portfolio securities. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Moreover, individual foreign economies may differ favorably or unfavorably from the United States economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. IMI seeks to mitigate the risks to the Fund associated with the foregoing considerations through investment variation and continuous professional management.

DEPOSITORY RECEIPTS

      ADRs, GDRs, ADSs, GDSs and related securities are depository instruments, the issuance of which is typically administered by a U.S. or foreign bank or trust company. These instruments evidence ownership of underlying securities issued by a U.S. or foreign corporation. ADRs are publicly traded on exchanges or over-the-counter ("OTC") in the United States. Unsponsored programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, information concerning the issuer may not be as current or as readily available as in the case of sponsored depository instruments, and their prices may be more volatile than if they were sponsored by the issuers of the underlying securities.

EMERGING MARKETS

      The Fund could have significant investments in securities traded in emerging markets. Investors should recognize that investing in such countries involves special considerations, in addition to those set forth above, that are not typically associated with investing in United States securities and that may affect the Fund's performance favorably or unfavorably.

      In recent years, many emerging market countries around the world have undergone political changes that have reduced government's role in economic and personal affairs and have stimulated investment and growth. Historically, there is a strong direct correlation between economic growth and stock market returns. While this is no guarantee of future performance, IMI believes that investment opportunities (particularly in the energy, environmental services, natural resources, basic materials, power, telecommunications and transportation industries) may result within the evolving economies of emerging market countries from which the Fund and its shareholders will benefit.

      Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. Such risks include (i) less social, political and economic stability; (ii) a small market for securities and/or a low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies that may restrict the Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until relatively recently in certain Eastern European countries, of a capital market structure or market-oriented economy; (vii) the possibility that recent favorable economic developments in Eastern Europe may be slowed or reversed by unanticipated political or social events in such countries; and (viii) the possibility that currency devaluations could adversely affect the value of the Fund's investments. Further, many emerging markets have experienced and continue to experience high rates of inflation.

      Despite the dissolution of the Soviet Union, the Communist Party may continue to exercise a significant role in certain Eastern European countries. To the extent of the Communist Party's influence, investments in such countries will involve risks of nationalization, expropriation and confiscatory taxation. The communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of such expropriation, the Fund could lose a substantial portion of any investments it has made in the affected countries. Further, few (if any) accounting standards exist in Eastern European countries. Finally, even though certain Eastern European currencies may be convertible into U.S. dollars, the conversion rates may be artificial in relation to the actual market values and may be adverse to the Fund's net asset value.

      Certain Eastern European countries that do not have well-established trading markets are characterized by an absence of developed legal structures governing private and foreign investments and private property. In addition, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment of foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals.

      Authoritarian governments in certain Eastern European countries may require that a governmental or quasi-governmental authority act as custodian of the Fund's assets invested in such country. To the extent such governmental or quasi-governmental authorities do not satisfy the requirements of the Investment Company Act of 1940, as amended (the "1940 Act"), with respect to the custody of the Fund's cash and securities, the Fund's investment in such countries may be limited or may be required to be effected through intermediaries. The risk of loss through governmental confiscation may be increased in such countries.

FOREIGN CURRENCIES

      Investment in foreign securities usually will involve currencies of foreign countries. Moreover, the Fund may temporarily hold funds in bank deposits in foreign currencies during the completion of investment programs and may purchase forward foreign currency contracts. Because of these factors, the value of the assets of the Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies. Although the Fund's custodian values the Fund's assets daily in terms of U.S. dollars, the Fund does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund will do so from time to time, however, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies.

      Because the Fund normally will be invested in both U.S. and foreign securities markets, changes in the Fund's share price may have a low correlation with movements in U.S. markets. The Fund's share price will reflect the movements of the different stock and bond markets in which it is invested (both U.S. and foreign), and of the currencies in which the investments are denominated. Thus, the strength or weakness of the U.S. dollar against foreign currencies may account for part of the Fund's investment performance. U.S. and foreign securities markets do not always move in step with each other, and the total returns from different markets may vary significantly.

FOREIGN CURRENCY EXCHANGE TRANSACTIONS

      The Fund may enter into forward foreign currency contracts in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date (usually less than a year), and typically is individually negotiated and privately traded by currency traders and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for commissions, they do realize a profit based on the difference between the price at which they are buying and selling various currencies. Although these contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase.

      While the Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Moreover, there may be an imperfect correlation between the Fund's portfolio holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. An imperfect correlation of this type may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss.

      The Fund may purchase currency forwards and combine such purchases with sufficient cash or short-term securities to create unleveraged substitutes for investments in foreign markets when deemed advantageous. The Fund may also combine the foregoing with bond futures or interest rate futures contracts to create the economic equivalent of an unhedged foreign bond position.

      The Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure.

      Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transactions costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

OTHER INVESTMENT COMPANIES

      The Fund may invest up to 10% of its total assets in the shares of other investment companies. As a shareholder of an investment company, the Fund would bear its ratable shares of the fund's expenses (which often include an asset-based management fee). The Fund could also lose money by investing in other investment companies, since the value of their respective investments and the income they generate will vary daily based on prevailing market conditions.

REPURCHASE AGREEMENTS

      Repurchase agreements are contracts under which the Fund buys a money market instrument and obtains a simultaneous commitment from the seller to repurchase the instrument at a specified time and at an agreed-upon yield. Under guidelines approved by the Board, the Fund is permitted to enter into repurchase agreements only if the repurchase agreements are at least fully collateralized with U.S. Government securities or other securities that IMI has approved for use as collateral for repurchase agreements and the collateral must be marked-to-market daily. The Fund will enter into repurchase agreements only with banks and broker-dealers deemed to be creditworthy by IMI under the above-referenced guidelines. In the unlikely event of failure of the executing bank or broker-dealer, the Fund could experience some delay in obtaining direct ownership of the underlying collateral and might incur a loss if the value of the security should decline, as well as costs in disposing of the security.

BANKING INDUSTRY AND SAVINGS AND LOAN OBLIGATIONS

      Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank (meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument at maturity). In addition to investing in certificates of deposit and bankers' acceptances, the Fund may invest in time deposits in banks or savings and loan associations. Time deposits are generally similar to certificates of deposit, but are uncertificated. The Fund's investments in certificates of deposit, time deposits, and bankers' acceptance are limited to obligations of (i) banks having total assets in excess of $1 billion, (ii) U.S. banks which do not meet the $1 billion asset requirement, if the principal amount of such obligation is fully insured by the Federal Deposit Insurance Corporation (the "FDIC"), (iii) savings and loan association which have total assets in excess of $1 billion and which are members of the FDIC, and (iv) foreign banks if the obligation is, in IMI's opinion, of an investment quality comparable to other debt securities which may be purchased by the Fund. The Fund's investments in certificates of deposit of savings associations are limited to obligations of Federal and state-chartered institutions whose total assets exceed $1 billion and whose deposits are insured by the FDIC.

COMMERCIAL PAPER

      Commercial paper represents short-term unsecured promissory notes issued in bearer form by bank holding companies, corporations and finance companies. The Fund may invest in commercial paper that is rated Prime-1 by Moody's Investors Service, Inc. ("Moody's") or A-1 by Standard & Poor's Corporation ("S&P") or, if not rated by Moody's or S&P, is issued by companies having an outstanding debt issue rated Aaa or Aa by Moody's or AAA or AA by S&P.

BORROWING

      Borrowing may exaggerate the effect on the Fund's net asset value of any increase or decrease in the value of the Fund's portfolio securities. Money borrowed will be subject to interest costs (which may include commitment fees and/or the cost of maintaining minimum average balances). Although the principal of the Fund's borrowings will be fixed, the Fund's assets may change in value during the time a borrowing is outstanding, thus increasing exposure to capital risk.

WARRANTS

      The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. However, prices of warrants do not necessarily move in a tandem with the prices of the underlying securities, and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by the Fund were not exercised by the date of its expiration, the Fund would lose the entire purchase price of the warrant.

OPTIONS TRANSACTIONS

      IN GENERAL. A call option is a short-term contract (having a duration of less than one year) pursuant to which the purchaser, in return for the premium paid, has the right to buy the security underlying the option at the specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. A put option is a similar contract pursuant to which the purchaser, in return for the premium paid, has the right to sell the security underlying the option at the specified exercise price at any time during the term of the option. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option, to buy the underlying security at the exercise price. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the time remaining to expiration of the option, supply and demand, and interest rates.

      If the writer of a U.S. exchange-traded option wishes to terminate the obligation, the writer may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the Options Clearing Corporation. However, a writer may not effect a closing purchase transaction after it has been notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate his or her position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected at any particular time or at any acceptable price. If any call or put option is not exercised or sold, it will become worthless on its expiration date. Closing purchase transactions are not available for OTC transactions. In order to terminate an obligation in an OTC transaction, the Fund would need to negotiate this result with the counterparty to the transaction.

      The Fund will realize a gain (or a loss) on a closing purchase transaction with respect to a call or a put previously written by the Fund if the premium, plus commission costs, paid by the Fund to purchase the call or the put is less (or greater) than the premium, less commission costs, received by the Fund on the sale of the call or the put. A gain also will be realized if a call or a put that the Fund has written lapses unexercised, because the Fund would retain the premium. Any such gains (or losses) are considered short-term capital gains (or losses) for Federal income tax purposes. Net short-term capital gains, when distributed by the Fund, are taxable as ordinary income. See "Taxation."

      The Fund will realize a gain (or a loss) on a closing sale transaction with respect to a call or a put previously purchased by the Fund if the premium, less commission costs, received by the Fund on the sale of the call or the put is greater (or less) than the premium, plus commission costs, paid by the Fund to purchase the call or the put. If a put or a call expires unexercised, it will become worthless on the expiration date, and the Fund will realize a loss in the amount of the premium paid, plus commission costs. Any such gain or loss will be long-term or short-term gain or loss, depending upon the Fund's holding period for the option.

      Exchange-traded options generally have standardized terms and are issued by a regulated clearing organization (such as the Options Clearing Corporation), which, in effect, guarantees the completion of every exchange-traded option transaction. In contrast, the terms of OTC options are negotiated by the Fund and its counterparty (usually a securities dealer or a financial institution) with no clearing organization guarantee. When the Fund purchases an OTC option, it relies on the party from whom it has purchased the option (the "counterparty") to make delivery of the instrument underlying the option. If the counterparty fails to do so, the Fund will lose any premium paid for the option, as well as any expected benefit of the transaction. Accordingly, IMI will assess the creditworthiness of each counterparty to determine the likelihood that the terms of the OTC option will be satisfied.

      WRITING OPTIONS ON INDIVIDUAL SECURITIES. The Fund may write (sell) covered call options on the Fund's securities in an attempt to realize a greater current return than would be realized on the securities alone. The Fund may also write covered call options to hedge a possible stock or bond market decline (only to the extent of the premium paid to the Fund for the options). In view of the investment objectives of the Fund, the Fund generally would write call options only in circumstances where the investment adviser to the Fund does not anticipate significant appreciation of the underlying security in the near future or has otherwise determined to dispose of the security.

      A "covered" call option means generally that so long as the Fund is obligated as the writer of a call option, the Fund will (i) own the underlying securities subject to the option, or (ii) have the right to acquire the underlying securities through immediate conversion or exchange of convertible preferred stocks or convertible debt securities owned by the Fund. Although the Fund receives premium income from these activities, any appreciation realized on an underlying security will be limited by the terms of the call option. The Fund may purchase call options on individual securities only to effect a "closing purchase transaction."

      As the writer of a call option, the Fund receives a premium for undertaking the obligation to sell the underlying security at a fixed price during the option period, if the option is exercised. So long as the Fund remains obligated as a writer of a call option, it forgoes the opportunity to profit from increases in the market price of the underlying security above the exercise price of the option, except insofar as the premium represents such a profit (and retains the risk of loss should the value of the underlying security decline).

      PURCHASING OPTIONS ON INDIVIDUAL SECURITIES. The Fund may purchase a put option on an underlying security owned by the Fund as a defensive technique in order to protect against an anticipated decline in the value of the security. The Fund, as the holder of the put option, may sell the underlying security at the exercise price regardless of any decline in its market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs that the Fund must pay. These costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option. The premium paid for the put option would reduce any capital gain otherwise available for distribution when the security is eventually sold. The purchase of put options will not be used by the Fund for leverage purposes.

      The Fund may also purchase a put option on an underlying security that it owns and at the same time write a call option on the same security with the same exercise price and expiration date. Depending on whether the underlying security appreciates or depreciates in value, the Fund would sell the underlying security for the exercise price either upon exercise of the call option written by it or by exercising the put option held by it. The Fund would enter into such transactions in order to profit from the difference between the premium received by the Fund for the writing of the call option and the premium paid by the Fund for the purchase of the put option, thereby increasing the Fund's current return. The Fund may write (sell) put options on individual securities only to effect a "closing sale transaction."

      PURCHASING AND WRITING OPTIONS ON SECURITIES INDICES. The Fund may purchase and sell (write) put and call options on securities indices. An index assigns relative values to the securities included in the index and the index fluctuates with changes in the market values of the securities so included. Call options on indices are similar to call options on individual securities, except that, rather than giving the purchaser the right to take delivery of an individual security at a specified price, they give the purchaser the right to receive cash. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars, times a specified multiple (the "multiplier"). The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

      The multiplier for an index option performs a function similar to the unit of trading for a stock option. It determines the total dollar value per contract of each point in the difference between the exercise price of an option and the current level of the underlying index. A multiplier of 100 means that a one-point difference will yield $100. Options on different indices have different multipliers.

      When the Fund writes a call or put option on a stock index, the option is "covered", in the case of a call, or "secured", in the case of a put, if the Fund maintains in a segregated account with the Custodian cash or liquid securities equal to the contract value. A call option is also covered if the Fund holds a call on the same index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii) greater than the exercise price of the call written, provided that the Fund maintains in a segregated account with the Custodian the difference in cash or liquid securities. A put option is also "secured" if the Fund holds a put on the same index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written or (ii) less than the exercise price of the put written, provided that the Fund maintains in a segregated account with the Custodian the difference in cash or liquid securities.

      RISKS OF OPTIONS TRANSACTIONS. The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of a U.S. option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities (or cash in the case of an index option) at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security (or index), in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security (or index) is purchased to hedge against price movements in a related security (or securities), the price of the put or call option may move more or less than the price of the related security (or securities). In this regard, there are differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective.

      There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, the Fund may be unable to close out a position. Finally, trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers, or the options exchange could suspend trading after the price has risen or fallen more than the maximum amount specified by the exchange. Closing transactions can be made for OTC options only by negotiating directly with the counterparty or by a transaction in the secondary market, if any such market exists. Transfer of an OTC option is usually prohibited absent the consent of the original counterparty. There is no assurance that the Fund will be able to close out an OTC option position at a favorable price prior to its expiration. An OTC counterparty may fail to deliver or to pay, as the case may be. In the event of insolvency of the counterparty, the Fund might be unable to close out an OTC option position at any time prior to its expiration. Although the Fund may be able to offset to some extent any adverse effects of being unable to liquidate an option position, the Fund may experience losses in some cases as a result of such inability.

      When conducted outside the U.S., options transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by:
(i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S., and (v) lower trading volume and liquidity.

      The Fund's options activities also may have an impact upon the level of its portfolio turnover and brokerage commissions. See "Portfolio Turnover."

      The Fund's success in using options techniques depends, among other things, on IMI's ability to predict accurately the direction and volatility of price movements in the options and securities markets, and to select the proper type, timing of use and duration of options.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

      IN GENERAL. The Fund may enter into futures contracts and options on futures contracts for hedging purposes. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a commodity at a specified price and time. When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or liquid securities ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Fund will mark-to-market its open futures position.

      The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

      Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery of offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund generally realizes a capital gain, or if it is more, the Fund generally realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund generally realizes a capital gain, or if it is less, the Fund generally realizes a capital loss. The transaction costs must also be included in these calculations.

      When purchasing a futures contract, the Fund will maintain with its Custodian (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited with a futures commission merchant ("FCM") as margin, are equal to the market value of the futures contract. Alternatively, the Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by the Fund, or, if lower, may cover the difference with cash or short-term securities.

      When selling a futures contract, the Fund will maintain with its Custodian in a segregated account (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited with an FCM as margin, are equal to the market value of the instruments underlying the contract.
Alternatively, the Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's custodian).

      When selling a call option on a futures contract, the Fund will maintain with its Custodian in a segregated account (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited with an FCM as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund, or covering the difference if the price is higher.

      When selling a put option on a futures contract, the Fund will maintain with its Custodian (and mark-to-market on a daily basis) cash or liquid securities that equal the purchase price of the futures contract less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund, or, if lower, the Fund may hold securities to cover the difference.

      FOREIGN CURRENCY FUTURES CONTRACTS AND RELATED OPTIONS. The Fund may engage in foreign currency futures contracts and related options transactions for hedging purposes. A foreign currency futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a foreign currency at a specified price and time.

      An option on a foreign currency futures contract gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon the exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

      The Fund may purchase call and put options on foreign currencies as a hedge against changes in the value of the U.S. dollar (or another currency) in relation to a foreign currency in which portfolio securities of the Fund may be denominated. A call option on a foreign currency gives the buyer the right to buy, and a put option the right to sell, a certain amount of foreign currency at a specified price during a fixed period of time. The Fund may invest in options on foreign currency which are either listed on a domestic securities exchange or traded on a recognized foreign exchange.

      In those situations where foreign currency options may not be readily purchased (or where such options may be deemed illiquid) in the currency in which the hedge is desired, the hedge may be obtained by purchasing an option on a "surrogate" currency, i.e., a currency where there is tangible evidence of a direct correlation in the trading value of the two currencies. A surrogate currency's exchange rate movements parallel that of the primary currency. Surrogate currencies are used to hedge an illiquid currency risk, when no liquid hedge instruments exist in world currency markets for the primary currency.

      The Fund will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity or quoted on an automated quotation system. The Fund will not enter into a futures contract or purchase an option thereon if, immediately thereafter, the aggregate initial margin deposits for futures contracts held by the Fund plus premiums paid by it for open futures option positions, less the amount by which any such positions are "in-the-money," would exceed 5% of the liquidation value of the Fund's portfolio (or the Fund's net asset value), after taking into account unrealized profits and unrealized losses on any such contracts the Fund has entered into. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option. For additional information about margin deposits required with respect to futures contracts and options thereon, see "Futures Contracts and Options on Futures Contracts."

      RISKS ASSOCIATED WITH FUTURES AND RELATED OPTIONS. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund's portfolio securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

      Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

      There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, there can be no assurance that an active secondary market will continue to exist.
      Currency futures contracts and options thereon may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such position also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

SECURITIES INDEX FUTURES CONTRACTS

      The Fund may enter into securities index futures contracts as an efficient means of regulating the Fund's exposure to the equity markets. The Fund will not engage in transactions in futures contracts for speculation, but only as a hedge against changes resulting from market conditions in the values of securities held in the Fund's portfolio or which it intends to purchase. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. The value of a unit is the current value of the stock index. For example, the S&P 500 Index is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange (the "Exchange"). The S&P 500 Index assigns relative weightings to the 500 common stocks included in the Index, and the Index fluctuates with changes in the market values of the shares of those common stocks. In the case of the S&P 500 Index, contracts are to buy or sell 500 units. Thus, if the value of the S&P 500 Index were $150, one contract would be worth $75,000 (500 units x $150). The index futures contract specifies that no delivery of the actual securities making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if the Fund enters into a futures contract to buy 500 units of the S&P 500 Index at a specified future date at a contract price of $150 and the S&P 500 Index is at $154 on that future date, the Fund will gain $2,000 (500 units x gain of $4). If the Fund enters into a futures contract to sell 500 units of the stock index at a specified future date at a contract price of $150 and the S&P 500 Index is at $154 on that future date, the Fund will lose $2,000 (500 units x loss of $4).

      RISKS OF SECURITIES INDEX FUTURES. The Fund's success in using hedging techniques depends, among other things, on IMI's ability to predict correctly the direction and volatility of price movements in the futures and options markets as well as in the securities markets and to select the proper type, time and duration of hedges. The skills necessary for successful use of hedges are different from those used in the selection of individual stocks.

      The Fund's ability to hedge effectively all or a portion of its securities through transactions in index futures (and therefore the extent of its gain or loss on such transactions) depends on the degree to which price movements in the underlying index correlate with price movements in the Fund's securities. Inasmuch as such securities will not duplicate the components of an index, the correlation probably will not be perfect. Consequently, the Fund will bear the risk that the prices of the securities being hedged will not move in the same amount as the hedging instrument. This risk will increase as the composition of the Fund's portfolio diverges from the composition of the hedging instrument.

      Although the Fund intends to establish positions in these instruments only when there appears to be an active market, there is no assurance that a liquid market will exist at a time when the Fund seeks to close a particular option or futures position. Trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers. In addition, the futures exchanges may suspend trading after the price has risen or fallen more than the maximum amount specified by the exchange. In some cases, the Fund may experience losses as a result of its inability to close out a position, and it may have to liquidate other investments to meet its cash needs.

      Although some index futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund generally realizes a capital gain, or if it is more, the Fund generally realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund generally realizes a capital gain, or if it is less, the Fund generally realizes a capital loss. The transaction costs must also be included in these calculations.

      The Fund will only enter into index futures contracts or futures options that are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system. The Fund will use futures contracts and related options only for "bona fide hedging" purposes, as such term is defined in applicable regulations of the CFTC.

      When purchasing an index futures contract, the Fund will maintain with its Custodian (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited with a futures commission merchant ("FCM") as margin, are equal to the market value of the futures contract. Alternatively, the Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by the Fund.

      When selling an index futures contract, the Fund will maintain with its Custodian (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited with an FCM as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in cash or liquid assets in a segregated account with the Fund's custodian).

      COMBINED TRANSACTIONS. The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, and multiple currency transactions (including forward currency contracts) and some combination of futures, options, and currency transactions ("component" transactions), instead of a single transaction, as part of a single or combined strategy when, in the opinion of IMI, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on IMI's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the management objective.

                             INVESTMENT RESTRICTIONS

      The Fund's investment objectives as set forth in the Prospectus under "Summary," and the investment restrictions set forth below, are fundamental policies of the Fund and may not be changed without the approval of a majority (as defined in the 1940 Act) of the outstanding voting shares of the Fund. The Fund has adopted the following fundamental investment restrictions:

(i) The Fund has elected to be classified as a diversified series of an open-end investment company.

(ii) The Fund will not borrow money, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(iii) The Fund will not issue senior securities, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(iv) The Fund will not engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

(v) The Fund will not purchase or sell real estate (which term does not include securities of companies that deal in real estate or mortgages or investments secured by real estate or interests therein), except that the Fund may hold and sell real estate acquired as a result of the Fund's ownership of securities.

(vi) The Fund will not purchase physical commodities or contracts relating to physical commodities, although the Fund may invest in commodities futures contracts and options thereon to the extent permitted by the Prospectus and this SAI.

(vii) The Fund will not make loans to other persons, except (a) loans of portfolio securities, and (b) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with the Fund's investment objective and policies may be deemed to be loans.

(viii) The Fund will not concentrate its investments in a particular industry, as the term "concentrate" is interpreted in connection with the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

                             ADDITIONAL RESTRICTIONS

      The Fund has adopted the following additional restrictions, which are not fundamental and which may be changed without shareholder approval, to the extent permitted by applicable law, regulation or regulatory policy.

      Under these restrictions, the Fund may not:

(i) invest in oil, gas or other mineral leases or exploration or development programs;

(ii)      invest  in  companies  for  the  purpose  of  exercising   control  of
          management;

(iii) invest more than 5% of its total assets in warrants, valued at the lower of cost or market, or more than 2% of its total assets in warrants, so valued, which are not listed on either the New York or American Stock Exchanges;

(iv) borrow money, except for temporary purposes where investment transactions might advantageously require it. Any such loan may not be for a period in excess of 60 days, and the aggregate amount of all outstanding loans may not at any time exceed 10% of the value of the total assets of the Fund at the time any such loan is made;

(v)       purchase securities on margin;

(vi)      sell securities short;

(vii) purchase from or sell to any of its officers or trustees, or firms of which any of them are members or which they control, any securities (other than capital stock of the Fund), but such persons or firms may act as brokers for the Fund for customary commissions to the extent permitted by the 1940 Act;

(viii) invest more than 5% of the value of its total assets in the securities of any one issuer (except obligations of domestic banks or the U.S. Government, its agencies, authorities, and instrumentalities);

(ix) hold more than 10% of the voting securities of any one issuer (except obligations of domestic banks or the U.S. Government, its agencies, authorities and instrumentalities); or

(x) purchase the securities of any other open-end investment company, except as part of a plan of merger or consolidation.

          Under the Investment Company Act of 1940, the Fund is permitted, subject to its investment restrictions, to borrow money only from banks. The Trust has no current intention of borrowing amounts in excess of 5% of the Fund's assets. Whenever an investment objective, policy or restriction set forth in the Prospectus or this SAI states a maximum percentage of assets that may be invested in any security or other asset or describes a policy regarding quality standards, such percentage limitation or standard shall, unless otherwise indicated, apply to the Fund only at the time a transaction is entered into. Accordingly, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in the percentage which results from circumstances not involving any affirmative action by the Fund, such as a change in market conditions or a change in the Fund's asset level or other circumstances beyond the Fund's control, will not be considered a violation. The Fund will continue to interpret fundamental investment restriction (v) above to prohibit investment in real estate limited partnership interests; this restriction shall not, however, prohibit investment in readily marketable securities of companies that invest in real estate or interests therein, including real estate investment trusts.

                               PORTFOLIO TURNOVER

      The Fund purchases securities that are believed by IMI to have above average potential for capital appreciation. Common stocks are disposed of in situations where it is believed that potential for such appreciation has lessened or that other common stocks have a greater potential. Therefore, the Fund may purchase and sell securities without regard to the length of time the security is to be, or has been, held. A change in securities held by the Fund is known as "portfolio turnover" and may involve the payment by the Fund of dealer markup or underwriting commission and other transaction costs on the sale of securities, as well as on the reinvestment of the proceeds in other securities. The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the most recently completed fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during that year. For purposes of determining the Fund's portfolio turnover rate, all securities whose maturities at the time of acquisition were one year or less are excluded.

                                  TRUSTEES AND OFFICERS

         Each Fund's Board of Trustees (the "Board") is responsible for the overall management of the Fund, including general supervision and review of the Fund's investment activities. The Board, in turn, elects the officers who are responsible for administering each Fund's day-to-day operations.

         The Trustees and Executive Officers of the Trust, their business addresses and principal occupations during the past five years are:

                          POSITION WITH   BUSINESS AFFILIATIONS
NAME, ADDRESS, AGE          THE TRUST     AND PRINCIPAL OCCUPATIONS

John S. Anderegg, Jr.       Trustee       Chairman, Dynamics Research
60 Concord Street                         Corp. (instruments and controls);
Wilmington, MA  01887                     Director, Burr-Brown Corp.
Age: 75                                   (operational amplifiers);
                                          Director, Metritage Incorporated
                                          (level measuring instruments);
                                          Trustee of Mackenzie Series Trust
                                          (1992-1998).

James W. Broadfoot         President      President,
700 South Federal Hwy.     and            Ivy Management Inc. (1996-
Suite 300                  Trustee        present); Senior Vice
Boca Raton, FL  33432                     President, Ivy Management,
Age: 56                                   Inc. (1992-1996); Director and Senior
[*Deemed to be an                         Vice President, Mackenzie Investment
"interested person"                       Management Inc. (1995-present); Senior
of the Trust, as                          Vice President, Mackenzie Investment
defined under the                         Management Inc. (1990-1995).
1940 Act.]

Paul H. Broyhill            Trustee       Chairman, BMC Fund, Inc.
800 Hickory Blvd.                         (1983-present); Chairman,
Golfview Park-Box 500                     Broyhill Family Foundation,
Lenoir, NC 28645                          Inc. (1983-Present);
Age:  75                                  Chairman and President, Broyhill
                                          Investments, Inc. (1983-present);
                                          Chairman, Broyhill Timber
                                          Resources (1983-present);
                                          Management of a personal portfolio
                                          of fixed-income and equity
                                          investments (1983-present);
                                          Trustee of Mackenzie Series Trust
                                          (1988-1998); Director of The
                                          Mackenzie Funds Inc. (1988-1995).

Stanley Channick            Trustee       President and Chief
11 Bala Avenue                            Executive Officer, The
Bala Cynwyd, PA 19004                     Whitestone Corporation
Age:  75                                  (insurance agency); Chairman,
                                          Scott Management Company
                                          (administrative services for
                                          insurance companies); President,
                                          The Channick Group (consultants
                                          to insurance companies and
                                          national trade associations);
                                          Trustee of Mackenzie Series
                                          Trust (1994-1998); Director of
                                          The Mackenzie Funds Inc.
                                          (1994-1995).

Frank W. DeFriece, Jr.      Trustee       Director, Manager and Vice
The Landmark Centre                       President, Director and
113 Landmark Lane,                        Fund Manager, Massengill-
Suite B                                   DeFriece Foundation
Bristol, TN  37620-2285                   (charitable organization)
Age: 78                                   (1950-present); Trustee and Vice
                                          Chairman, East Tennessee Public
                                          Communications Corp. (WSJK-TV)
                                          (1984-present); Trustee of
                                          Mackenzie Series Trust
                                          (1985-1998); Director of The
                                          Mackenzie Funds Inc. (1987-1995).

Roy J. Glauber              Trustee       Mallinckrodt Professor of
Lyman Laboratory                          Physics, Harvard
of Physics                                University (1974-present);
Harvard University                        Trustee of Mackenzie Series
Cambridge, MA 02138                       Trust (1994-1997).
Age: 73

Joseph G. Rosenthal         Trustee       Chartered Accountant
110 Jardin Drive                          (1958-present); Trustee of
Unit #12                                  Mackenzie Series Trust
Concord, Ontario Canada                   (1985-1998); Director of
L4K 2T7                                   The Mackenzie Funds Inc.
Age: 64                                   (1987-1995).

Richard N. Silverman       Trustee        Director, Newton-Wellesley
18 Bonnybrook Road                        Hospital; Director, Beth
Waban, MA  02168                          Israel Hospital; Director,
Age: 75                                   Boston Ballet; Director, Boston
                                          Children's Museum; Director,
                                          Brimmer and May School.

J. Brendan Swan            Trustee        President, Airspray
4701 North Federal Hwy.                   International, Inc.;
Suite 465                                 Joint Managing Director,
Pompano Beach, FL  33064                  Airspray International
Age: 69                                   B.V. (an environmentally sensitive
                                          packaging company); Director of
                                          Polyglass LTD.; Director, The
                                          Mackenzie Funds Inc. (1992-1995);
                                          Trustee of Mackenzie Series Trust
                                          (1992-1998).

Keith J. Carlson           Trustee        Senior Vice President of Mackenzie
700 South Federal Hwy.     And            Investment Management, Inc. (1996-
Suite 300                  Chairman       -present); Senior Vice President
Boca Raton, FL  33432                     and Director of Mackenzie
Age: 42                                   Investment Management, Inc. (1994-
[*Deemed to be an                         1996); Senior Vice President and
"interested person"                       Treasurer of Mackenzie Investment
of the Trust, as defined                  Management, Inc. (1989-1994);
under the                                 Senior Vice President and Director
1940 Act.]                                of Ivy Management Inc. (1994-present);
                                          Senior Vice President, Treasurer and
                                          Director of Ivy Management Inc.
                                          (1992-1994); Vice President of The
                                          Mackenzie Funds Inc. (1987-1995);
                                          Senior Vice President and Director,
                                          Ivy Mackenzie Services Corp.
                                          (1996-present); President and Director
                                          of Ivy Mackenzie Services Corp.
                                          (1993-1996); Trustee and President of
                                          Mackenzie Series Trust (1996-1998);
                                          Vice President of Mackenzie Series
                                          Trust (1994-1998); Treasurer of
                                          Mackenzie Series Trust (1985-1994);
                                          President, Chief Executive Officer
                                          and Director of Ivy Mackenzie
                                          Distributors, Inc. (1994-present);
                                          Executive Vice President and Director
                                          of Ivy Mackenzie Distributors, Inc.
                                          (1993-1994); Trustee of Mackenzie
                                          Series Trust (1996-1998).

Edward M. Tighe            Trustee        Chief Executive Officer,
5900 N. Andrews Avenue                    CITCO Technology Management, Inc.
Suite 700                                 ("CITCO") (computer software develop-
Ft. Lauderdale, FL 33309                  ment and consulting) (1999-present);
                                          President and Director, Global
                                          Technology Management, Inc. (CITCO's
                                          predecessor) (1992-1998); Managing
                                          Director, Global Mutual Fund Services,
                                          Ltd. (financial services firm);
                                          President, Director and Chief
                                          Executive Officer, Global Mutual Fund
                                          Services, Inc. (1994-present).

C. William Ferris          Secretary/     Senior Vice President,
700 South Federal Hwy.     Treasurer      Chief Financial Officer
Suite 300                                 and Secretary/Treasurer
Boca Raton, FL  33432                     of Mackenzie Investment
Age: 54                                   Management Inc. (1995-present); Senior
                                          Vice President, Finance and
                                          Administration/Compliance Officer of
                                          Mackenzie Investment Management Inc.
                                          (1989-1994); Senior Vice President,
                                          Secretary/ Treasurer and Clerk of Ivy
                                          Management Inc. (1994-present); Vice
                                          President, Finance/Administration and
                                          Compliance Officer of Ivy Management
                                          Inc. (1992-1994); Senior Vice
                                          President, Secretary/Treasurer and
                                          Director of Ivy Mackenzie
                                          Distributors, Inc. (1994-present);
                                          Secretary/Treasurer and Director of
                                          Ivy Mackenzie Distributors, Inc.
                                          (1993-1994); President and Director of
                                          Ivy Mackenzie Services Corp.
                                          (1996-present); Secretary/Treasurer
                                          and Director of Ivy Mackenzie
                                          Services Corp. (1993-1996);
                                          Secretary/Treasurer of The Mackenzie
                                          Funds Inc. (1993-1995); Secretary/
                                          Treasurer of Mackenzie Series Trust
                                          (1994-1998).

                               COMPENSATION TABLE

                                    IVY FUND
                      (FISCAL YEAR ENDED DECEMBER 31, 1998)

                                    PENSION OR
                     AGGREGATE      RETIREMENT         ESTIMATED           TOTAL COMPENSATION
                     COMPENSATION   BENEFITS ACCRUED   ANNUAL ESTIMATED    FROM TRUST AND FUND
NAME,                FROM           AS PART OF FUND    ANNUAL BENEFITS     COMPLEX PAID TO TRUSTEES
POSITION             TRUST          EXPENSES           UPON RETIREMENT


John S.              $18,000              N/A           N/A                     $18,000
 Anderegg, Jr.
(Trustee)

Paul H.              $18,000              N/A           N/A                     $18,000
 Broyhill
(Trustee)

Keith J.             $0                   N/A           N/A                     $0
 Carlson
(Trustee and
 President)

Stanley              $18,000              N/A           N/A                     $18,000
  Channick
(Trustee)

Frank W.             $18,000              N/A           N/A                     $18,000
 DeFriece, Jr.
(Trustee)

Roy J.               $18,000              N/A           N/A                     $18,000
 Glauber
(Trustee)

Joseph G.            $18,000              N/A           N/A                     $18,000
Rosenthal
(Trustee)

Richard N.           $18,000              N/A           N/A                     $18,000
 Silverman
(Trustee)

J. Brendan           $17,000              N/A           N/A                     $17,000
 Swan
 (Trustee)

C. William           $0                   N/A           N/A                     $0
 Ferris
(Secretary/
Treasurer)

         To the knowledge of the Trust, as of March 31, 1999, no shareholder owned beneficially or of record 5% or more of any Fund's outstanding shares of any class, with the following exceptions:

CLASS A

Of the outstanding Class A shares of :

         Ivy Asia Pacific Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 40,174.921 shares (16.51%), and Michael G. Landry, 211 S. Gordon Rd., Ft.
Lauderdale, FL 33301, owned of record 12,443.882 shares (5.11%);

         Ivy Bond Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 1,397,567.620 shares (13.02%);

         Ivy China Region Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 218,003.027 shares (13.26%), and Resources Trust Company, PO Box 3865, Englewood, CO 80155-3865, owned of record 186,351.290 shares (11.33%);

         Ivy Developing Nations Fund, Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 87,092.843 shares (11.31%), Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 54,336.017 shares (7.06%), and Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 41,198.769 shares (5.35%);

         Ivy Global Natural Resources Fund, Carn & Co., Riggs Bank (TTEE) FBO Care-Free Consolidated 401K Plan, PO Box 96211, Washington, DC 20090-6211, owned of record 62,273.356 shares (29.71%), Carn & Co., Riggs Bank (TTEE) FBO Yazaki Employee Savings & Retirement Plan, PO Box 96211, Washington, DC 20090-6211, owned of record 22,533.136 shares (10.75%), and Mackenzie Investment Management Inc., via Mizner Financial Plaza, 700 South Federal Highway, Suite 300, Boca Raton, FL 33432, owned of record 11,957.023 shares (5.70%);

         Ivy Global Science & Technology Fund, Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 99,948.978 shares (16.84%), Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 65,325.391 shares (11.01%), and Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 31,922.542 shares (5.38%);

         Ivy International Fund II, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 818,804.984 shares (34.10%);

         Ivy International Fund, Charles Schwab & Co. Inc., 101 Montgomery Street, San Francisco, CA 94104, owned of record 12,827,455.253 shares (35.28%), and Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 6,083,813.996 shares (16.73%);

         Ivy International Small Companies Fund, Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 19,762.181 shares (20.88%), and Mackenzie Investment Management Inc., via Mizner Financial Plaza, 700 South Federal Highway, Suite 300, Boca Raton, FL 33432, owned of record 10,287.244 shares (10.87%).

         Ivy Money Market Fund, Carn & Co., Riggs Bank (TTEE) FBO Plexus Corp 401K Plan, PO Box 96211, Washington, DC 20090-6211, owned of record 2,710,056.720 shares (13.19%), and Bear Stearns Securities Corp., 1 Metrotech Center North, Brooklyn, NY 11201-3859, owned of record 1,432,318.960 shares (6.97%).

         Ivy Pan-Europe Fund, Mackenzie Investment Management Inc., via Mizner Financial Plaza, 700 South Federal Highway, Suite 300, Boca Raton, FL 33432, owned of record 37,553.145 shares (23.84%), and Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 27,122.193 shares (17.22%);

         Ivy South America Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 45,710.848 shares (17.87%), and Charles Schwab & Co. Inc., 101 Montgomery Street, San Francisco, CA 94104, owned of record 19,471.113 shares (7.61%), and William A. Maczko & Mildred E. Helm Maczko, 2100 S. Ocean Ln., #1412, Ft. Lauderdale, FL 33316, owned of record 14,174.070 shares (5.54%);

         Ivy US Blue Chip Fund, Helen L. Medvin, 4712 Michael Ave., North Olmsted, OH 44070, owned of record 10,253.846 shares (7.12%), Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 8,986.371 shares (6.24%), and Janney Montgomery Scott Inc., Estate of David Craig, 1801 Market Street, Philadelphia, PA 19103-1675, owned of record 8,880.995 shares (6.17%).

         Ivy US Emerging  Growth  Fund,  Donaldson  Lufkin  Jenrette  Securities
Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 86,774.211 shares (5.08%);

CLASS B

Of the outstanding Class B shares of:

         Ivy Asia Pacific Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 141,298.083 shares (35.22%);

         Ivy Bond Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 12,199,384.716 shares (48.92%);

         Ivy China Region Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 107,725.641 shares (11.73%);

         Ivy Developing Nations Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 278,316.028 shares (28.37%);

         Ivy Global Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 68,719.447 shares (11.93%);

         Ivy Global Natural Resources Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 83,599.984 shares (38.05%);

         Ivy Global Science & Technology Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 40,990.672 shares (8.13%);

         Ivy Growth Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 24,939.375 shares (8.96%);

         Ivy Growth with Income Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 263,081.752 shares (15.31%);

         Ivy International Fund II, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 4,986,169.823 shares (60.62%);

         Ivy International Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 5,678,407.729 shares (45.59%).

         Ivy International Small Companies Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 24,340.066 shares (23.40%), PaineWebber, FBO B Carmage Walls Trust #10, FBO Lissa Walls Trust and Cooper Walls TTEE, PO Box 42828, Houston, TX 77242, owned of record 5,880.313 shares (5.65%), and PaineWebber, FBO B Carmage Walls Trust #10, FBO Cooper Walls Trust and Cooper Walls TTEE, PO Box 42828, Houston, TX 77242, owned of record 5,760.640 shares (5.53%);

         Ivy Pan-Europe Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 66,847.392 shares (22.86%);

         Ivy South America Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 46,359.136 shares (29.47%);

         Ivy US Blue Chip Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 74,760.802 shares (18.62%), and Parker Hunter Incorporated, FBO Robert Crisci and Kathy Crisci, PO Box 7629, 3525 Ellwood Road, New Castle, PA 16107-7629, owned of record 24,779.090 shares (6.17%).

         Ivy US Emerging Growth Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 335,426.771 shares (21.10%);

CLASS C

Of the outstanding Class C shares of:

         Ivy Asia Pacific Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 19,237.215 shares (5.33%);

         Ivy Bond Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 725,233.869 shares (74.69%);

         Ivy China Region Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 30,474.251 shares (27.72%), and IBT, (custodian) FBO Roy O. Derminer, 2236 Abbottwoods Ln., Orange City, FL 32763, owned of record 8,275.708 shares (7.52%);

         Ivy Developing Nations Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 48,103,553 shares (11.99%);

         Ivy Global Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 6,585.276 shares (19.35%), Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 3,909.907 shares (11.48%), Robert W. Baird & Co. Inc., 777 East Wisconsin Avenue, Milwaukee, WI 53202-5391, owned of record 3,436.408 shares (10.09%), IBT, (custodian) FBO Mattie A. Allen, 755 Selma Pl., San Diego, CA 92114-1711, owned of record 3,095.552 shares (9.09%), Smith Barney Inc., 388 Greenwich Street, New York, NY 10013, owned of record
2,436.584 shares (7.15%), and PaineWebber, (custodian) FBO Robert D. Cuthbertson, PO Box 3321, Weehawken, NJ 07087-8154, owned of record 1,705.476 shares (5.01%);

         Ivy Global Natural Resources Fund, Raymond James & Assoc. Inc., (custodian) Raymond W. Simmons, 6296 104th Avenue, Pinellas Park, FL 33782, owned of record 981.281 shares (19.43%), Raymond James & Assoc. Inc., (custodian) Diversified Dental P/S, FBO Al Pollock, 10641 1st Street E., Suite 204, Treasure Island, FL 33706, owned of record 910.166 shares (18.02%), Robert
W. Baird & Co. Inc., 777 E. Wisconsin Avenue, Milwaukee, WI 53202-5391, owned of record 613.622 shares (12.15%), Robert W. Baird & Co. Inc., 777 E. Wisconsin Avenue, Milwaukee, WI 53202-5391, owned of record 550.722 shares (10.90%), Nancy
J. Cleare, 9381 US Hwy. 19 N, Pinellas Park, FL 33782, owned of record 541.597 shares (10.72%), Resources Trust Co., (custodian) FBO Jon K. Loessin, PO Box 5900, Denver, CO 80217, owned of record 535.023 shares (10.59%), Ester C. Wickes, 19 Fawn Hill Rd., Tuxedo, NY 10987, owned of record 350.772 shares (6.94%), and IBT, (custodian) FBO Salvatore Disalvo, 311 Bridle Path Lane, Annapolis, MD 21403-1638, owned of record 299.993 shares (5.94%);

         Ivy Global Science & Technology Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 38,011.661 shares (11.30%);

         Ivy Growth Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 7,477.571 shares (47.23%), IBT, (custodian) FBO Joseph L. Wright, 32211 Pierce Street, Garden
City, MI 48135, owned of record 3,938.282 shares (24.87%), PaineWebber, FBO Cynthia N. Young, PO Box 3321, Weehawken, NJ 07087-8154, owned of record 853.551 shares (5.39%), and Martin S. Sawyer & Ruth C. Sawyer, 5910 Wilson Blvd., #413, Arlington, VA 22205, owned of record 844.906 shares (5.33%);

         Ivy Growth with Income Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 11,534.267 shares (29.37%), Anthony L. Bassano & Marie E. Bassano, 8934 Bari Court, Port Richie, FL 34668, owned of record 3,203.100 shares (8.15%), IBT, (custodian) FBO Vytautas Snieckus, 1250 E 276th Street, Euclid, OH 44132, owned of record 2,645.907 shares (6.73%), PaineWebber, (custodian) FBO Patricia Cramer Russell, PO Box 3321, Weehawken, NJ 07087-8154, owned of record 2,191.410 shares (5.58%), IBT, (custodian) FBO Kevin D. Thistle, 1017 Glencrest Court, Saulkville, WI 53080, owned of record 2,130.626 shares (5.42%), and IBT, (custodian) FBO Carol
E. Greivell, 985 N Broadway, #67, Depere, WI 54115, owned of record 2,106.814 shares (5.36%);

         Ivy International Fund II, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 2,908,557.453 shares (74.01%);

         Ivy International Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 2,189,094.234 shares (64.38%);

         Ivy International Small Companies Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 87,014.649 shares (90.31%);

         Ivy Money Market Fund, PaineWebber, FBO Bruce Blank, PO Box 3321, Weehawken, NJ 07087-8154, owned of record 103,905.380 shares (17.65%), IBT (custodian) FBO, Marcelette V. Manning, 1371 Mt. View Lane, Chula Vista, CA 91911, owned of record 65,194.630 shares (11.07%), IBT (custodian) FBO Diana Rooney, 2441 S. 9th St., El Centro, CA 92243, owned of record 62,822.810 shares (10.67%), Robert J. Laws & Katherine A. Laws, PO Box 723, Ramona, CA 92065, owned of record 42,920.450 shares (7.29%), IBT (custodian) FBO Betty J. Carson, 1987 Higgins Lane, El Centro, CA 92243, owned of record 39,398.780 shares (6.69%), Paul M. Benard, 40 Arrowhead Farm Road, Boxford, MA 01921, owned of record 33,488.010 shares (5.68%), Diane C. Benard, 40 Arrowhead Farm Road, Boxford, MA 01921, owned of record 33,488.010 shares (5.68%), and PaineWebber, FBO Kathleen L. Diller, PO Box 3321, Weehawken, NJ 07087-8154, owned of record 30,238.920 shares (5.13%).

         Ivy Pan-Europe Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 26,948.668 shares (44.12%), Resources Trust Company, FBO Terry K. Ramnanan, PO Box 5900, Denver, CO 80217, owned of record 14,652.015 shares (23.99%), and Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 4,663.657 shares (7.63%);

         Ivy South America Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 10,956.813 shares (58.18%), Interstate/Johnson Lane, Interstate Tower, PO Box 1220, Charlotte, NC 28201-1220, owned of record 2,617.801 shares (13.90%), Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 2,318.301 shares (12.31%), Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 1,133.787 shares (6.02%), and Smith Barney Inc., 388 Greenwich Street, New York, NY 10013, owned of record 966.121 shares (5.13%);

         Ivy US Blue Chip Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 8,485.693 shares (10.18%), Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 6,066.012 shares (7.27%), IBT,
(custodian) FBO Roy O. Derminer, 2236 Abbottwoods LN, Orange City, FL 32763, owned of record 4,517.953 shares (5.42%), and Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 4,412.541 shares (5.29%);

         Ivy US Emerging Growth Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 96,481.220 shares (30.56%);

CLASS I

Of the outstanding Class I shares of:

         Ivy International Fund, The John E. Fetzer Institute Inc., 9292 W KL Ave., Kalamazoo, MI 49009, owned of record 727,066.771 shares (19.12%), State Street Bank, (TTEE) FBO Allison Engines, 200 Newport Ave., 7th Floor, North Quincy, MA 02171, owned of record 292,309.556 shares (7.68%), Lynspen and Company, PO Box 830804, Birmingham, AL 35283, owned of record 276,747.272 shares (7.27%), and U A Local 447 Pension Trust Fund, 5841 Newman Ct., Sacramento, CA 95819, owned of record 240,427.057 shares (6.32%).

ADVISOR CLASS

Of the outstanding Advisor Class shares of:

         Ivy Bond Fund, NFSC FEBO, C. William Ferris, Michael Landry/Keith Carlson, 700 South Federal Highway, Boca Raton, FL 33432-6114, owned of record 13,944.569 shares (77.94%), and Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 3,252.157 shares (18.17%);

         Ivy China Region Fund, Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 1,354.000 shares (84.59%), and Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 192.447 shares (12.02%).

         Ivy Developing Nations Fund, NFSC FEBO, C. William Ferris, Michael Landry/Keith Carlson, 700 South Federal Highway, Boca Raton, FL 33432-6114, owned of record 14,362.134 shares (100%);

         Ivy Global Fund, NFSC FEBO, C. William Ferris, Michael Landry/Keith Carlson, 700 South Federal Highway, Boca Raton, FL 33432-6114, owned of record 30,007.844 shares (100%);

         Ivy Global Science & Technology Fund, IBT, (custodian) FBO Deborah P. Mason, 3406 Cypress Landing Dr., Valrico, FL 33594, owned of record 629.966 shares (36.59%), Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 534.539 shares (31.04%),
Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 418.586 shares (24.31%), and Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 138.549 shares (8.04%);

         Ivy Growth Fund, NFSC FEBO, C. William Ferris, Michael Landry/Keith Carlson, 700 South Federal Highway, Boca Raton, FL 33432-6114, owned of record 16,572.658 shares (99.90%);

         Ivy Growth with Income Fund, NFSC FEBO, C. William Ferris, Michael Landry/Keith Carlson, 700 South Federal Highway, Boca Raton, FL 33432-6114, owned of record 25,118.240 shares (100%);

         Ivy International Fund II, Charles Scwab & Co. Inc., 101 Montgomery Street, San Francisco, CA 94104, owned of record 7,913.113 shares (11.19%), Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 6,471.430 shares (9.15%), and Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 4,602.660 shares (6.50%);

         Ivy Pan-Europe Fund, NFSC FEBO, C. William Ferris, Michael Landry/Keith Carlson, 700 South Federal Highway, Boca Raton, FL 33432-6114, owned of record 3,424.319 shares (47.51%), Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 1,191.422 shares (16.53%), Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 947.119 shares (13.14%), Donaldson Lufkin Jenrette Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998, owned of record 653.595 shares (9.06%), and Charles Schwab & Co. Inc., 101 Montgomery Street, San Francisco, CA 94104,owned of record 406.639 shares (5.64%);

         Ivy US Blue Chip Fund, Mackenzie Investment Management Inc., Via Mizner Financial Plaza, 700 South Federal Highway, Suite 300, Boca Raton, FL 33432, owned of record 50,001.000 shares (80.05%), NFSC FEBO, C. William Ferris, Michael Landry/Keith Carlson, 700 South Federal Highway, Boca Raton, FL 33432-6114, owned of record 7,419.362 shares (11.87%), and Charles Scwab & Co. Inc., 101 Montgomery Street, San Francisco, CA 94104, owned of record 3,678.690 shares (5.88%);

         Ivy US Emerging Growth Fund, NFSC FEBO, C. William Ferris, Michael Landry/Keith Carlson, 700 South Federal Highway, Boca Raton, FL 33432-6114, owned of record 20,670.236 shares (84.78%), and Charles Schwab & Co. Inc., 101 Montgomery Street, San Francisco, CA 94104, owned of record 1,927.965 shares (7.90%).


         As of April 16, 1999, the Officers and Trustees of the Trust as a group owned beneficially or of record less than 1% of the outstanding Class A, Class B, Class C, Class I and Advisor Class shares of each of the nineteen Ivy funds that are series of the Trust, except that the Officers and Trustees of the Trust as a group owned 3.93%, 1.94%, 1.19%, and 2.09%, respectively, of Ivy Asia Pacific Fund Class A shares, Ivy Global Natural Resources Fund Class A shares, Ivy Money Market Fund Class A shares, and Ivy South America Fund Class A shares, respectively, as of that date.

      PERSONAL INVESTMENTS BY EMPLOYEES OF IMI. Employees of IMI are permitted to make personal securities transactions, subject to the requirements and restrictions set forth in IMI's Code of Ethics and Business Conduct Policy (the "Code of Ethics"). The Code of Ethics is designed to identify and address certain conflicts of interest between personal investment activities and the interests of investment advisory clients such as the Fund. Among other things, the Code of Ethics, which generally complies with standards recommended by the Investment Company Institute's Advisory Group on Personal Investing, prohibits certain types of transactions absent prior approval, applies to portfolio managers, traders, research analysts and others involved in the investment advisory process, and imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and monthly reporting of securities transactions. Exceptions to these and other provisions of the Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

                          INVESTMENT ADVISORY AND OTHER SERVICES

      BUSINESS MANAGEMENT AND INVESTMENT ADVISORY SERVICES

      IMI provides business  management and investment  advisory services to the
Fund pursuant to a Business Management and Investment Advisory Agreement (the "Agreement"). IMI is a wholly owned subsidiary of Mackenzie Investment Management Inc. ("MIMI"). MIMI, a Delaware corporation, has approximately 10% of its outstanding common stock listed for trading on the Toronto Stock Exchange ("TSE"). MIMI is a subsidiary of Mackenzie Financial Corporation ("MFC"), 150 Bloor Street West, Toronto, Ontario, Canada, a public corporation organized under the laws of Ontario whose shares are listed for trading on the TSE. MFC is registered in Ontario as a mutual fund dealer and advises Ivy Global Natural Resources Fund. IMI currently acts as manager and investment adviser to the following additional investment companies registered under the 1940 Act (other than the Fund): Ivy Asia Pacific Fund, Ivy Bond Fund, Ivy China Region Fund, Ivy Developing Nations Fund, Ivy European Opportunities Fund, Ivy Global Fund, Ivy Global Science & Technology Fund, Ivy Growth Fund, Ivy Growth with Income Fund, Ivy International Fund II, Ivy International Small Companies Fund, Ivy International Strategic Bond Fund, Ivy Money Market Fund, Ivy Pan-Europe Fund, Ivy South America Fund, Ivy US Blue Chip Fund and Ivy US Emerging Growth Fund. IMI also provides business management services to Ivy Global Natural Resources Fund.

      The Agreement obligates IMI to make investments for the account of the Fund in accordance with its best judgment and within the investment objectives and restrictions set forth in the Prospectus, the 1940 Act and the provisions of the Code relating to regulated investment companies, subject to policy decisions adopted by the Board. IMI also determines the securities to be purchased or sold by the Fund and places orders with brokers or dealers who deal in such securities.

      Under the Agreement, IMI also provides certain business management services. IMI is obligated to (1) coordinate with the Fund's Custodian and monitor the services it provides to the Fund; (2) coordinate with and monitor any other third parties furnishing services to the Fund; (3) provide the Fund with necessary office space, telephones and other communications facilities as are adequate for the Fund's needs; (4) provide the services of individuals competent to perform administrative and clerical functions that are not performed by employees or other agents engaged by the Fund or by IMI acting in some other capacity pursuant to a separate agreement or arrangements with the Fund; (5) maintain or supervise the maintenance by third parties of such books and records of the Trust as may be required by applicable Federal or state law;
(6) authorize and permit IMI's directors, officers and employees who may be elected or appointed as trustees or officers of the Trust to serve in such capacities; and (7) take such other action with respect to the Trust, after approval by the Trust as may be required by applicable law, including without limitation the rules and regulations of the SEC and of state securities commissions and other regulatory agencies.

      The Fund pays IMI a monthly fee for providing business management and investment advisory services at an annual rate of 1.00% of the Fund's average net assets, reduced to 0.90% for average daily net assets over $2.5 billion.

      For the fiscal years ended December 31, 1996, 1997 and 1998, the Fund paid IMI fees of $9,157,858, $22,898,279 and $26,278,962, respectively.

      Under the Agreement, the Trust pays the following expenses: (1) the fees and expenses of the Trust's Independent Trustees; (2) the salaries and expenses of any of the Trust's officers or employees who are not affiliated with IMI; (3) interest expenses; (4) taxes and governmental fees, including any original issue taxes or transfer taxes applicable to the sale or delivery of shares or certificates therefor; (5) brokerage commissions and other expenses incurred in acquiring or disposing of portfolio securities; (6) the expenses of registering and qualifying shares for sale with the SEC and with various state securities commissions; (7) accounting and legal costs; (8) insurance premiums; (9) fees and expenses of the Trust's Custodian and Transfer Agent and any related services; (10) expenses of obtaining quotations of portfolio securities and of pricing shares; (11) expenses of maintaining the Trust's legal existence and of shareholders' meetings; (12) expenses of preparation and distribution to existing shareholders of periodic reports, proxy materials and prospectuses; and
(13) fees and expenses of membership in industry organizations.

      The Agreement will continue in effect with respect to the Fund from year to year, only so long as the continuance is specifically approved at least annually (i) by the vote of a majority of the Independent Trustees and (ii) either (a) by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund or (b) by the vote of a majority of the entire Board. If the question of continuance of the Agreement (or adoption of any new agreement) is presented to the shareholders, continuance (or adoption) shall be effected only if approved by the affirmative vote of a majority of the outstanding voting securities of the Fund. See "Capitalization and Voting Rights."

      The Agreement may be terminated with respect to the Fund at any time, without payment of any penalty, by the vote of a majority of the Board, or by a vote of a majority of the outstanding voting securities of the Fund, on 60 days' written notice to IMI, or by IMI on 60 days' written notice to the Trust. The Agreement shall terminate automatically in the event of its assignment.

      SUBADVISORY CONTRACT . The Trust and IMI, on behalf of the Fund, have entered into a subadvisory contract with an independent investment adviser (the "Subadvisory Contract") under which the subadviser develops, recommends and implements an investment program and strategy for the Fund's portfolio and is responsible for making all portfolio security and brokerage decisions, subject to the supervision of IMI and, ultimately, the Board. Fees payable under the Subadvisory Contract accrue daily and are paid quarterly by IMI. Effective April 1, 1993, Northern Cross serves as subadviser for the Fund's portfolio pursuant to the Subadvisory Contract. As compensation for its services, Northern Cross is paid a fee by IMI at the annual rate of 0.60% of the Fund's average net assets for assets up to $1.5 billion. The annual fee is reduced to 0.55% of the next $1 billion in average daily net assets. For assets over $2.5 billion, Northern Cross is paid at an annual rate equal to 0.50% of the Fund's average daily net assets. As compensation for advisory services rendered for the fiscal years ended December 31, 1996, 1997 and 1998, IMI paid Northern Cross $5,494,715, $13,738,967 and $15,139,876, respectively. Northern Cross, wholly-owned and operated by Hakan Castegren, is the successor to the investment advisory functions of Boston Overseas Investors, Inc. ("BOI"), which also was wholly-owned and operated by Hakan Castegren. Boston Investor Services, Inc., the successor to the administrative and research functions of BOI, provides administrative and research services to Northern Cross.

      Any amendment to the current Subadvisory Contract requires approval by votes of (a) a majority of the outstanding voting securities of the Fund affected thereby and (b) a majority of the Trustees who are not interested persons of the Trust or of any other party to such Contract. The Subadvisory Contract terminates automatically in the event of its assignment (as defined in the 1940 Act) or upon termination of the Agreement. Also, the Subadvisory Contract may be terminated by not more than 60 days' nor less than 30 days' written notice by either the Trust or IMI or upon not less than 120 days' notice by the Subadviser. The Subadvisory Contract provides that IMI or the Subadviser shall not be liable to the Trust, to any shareholder of the Trust, or to any other person, except for loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

      The Subadvisory Contract will continue in effect (subject to provisions for earlier termination as described above) only if such continuance is approved at least annually (a) by a majority of the Trustees who are not interested persons of the Trust or of any other party to the Contract and (b) by either (i) a majority of all of the Trustees of the Trust or (ii) a vote of a majority of the outstanding voting securities of any Fund affected thereby. On September 18-19, 1998, the Board, including a majority of the Independent Trustees, last approved the continuance of the Subadvisory Contract.

DISTRIBUTION SERVICES

      IMDI,  a  wholly  owned  subsidiary  of  MIMI,  serves  as  the  exclusive distributor of Ivy Fund's shares pursuant to an Amended and Restated Distribution Agreement with the Trust dated March 16, 1999, as amended from time to time (the "Distribution Agreement"). IMDI distributes shares of the Fund through broker-dealers who are members of the National Association of Securities Dealers, Inc. and who have executed dealer agreements with IMDI. IMDI distributes shares of the Fund on a continuous basis, but reserves the right to suspend or discontinue distribution on that basis. IMDI is not obligated to sell any specific amount of Fund shares.

      The Fund has authorized IMDI to accept on its behalf purchase and redemption orders. IMDI is also authorized to designate other intermediaries to accept purchase and redemption orders on each Fund's behalf. Each Fund will be deemed to have received a purchase or redemption order when an authorized intermediary or, if applicable, an intermediary's authorized designee, accepts the order. Client orders will be priced at each Fund's Net Asset Value next computed after an authorized intermediary or the intermediary's authorized designee accepts them.

      Pursuant to the Distribution Agreement, IMDI is entitled to deduct a commission on all Class A Fund shares sold equal to the difference, if any, between the public offering price, as set forth in the Fund's then-current prospectus, and the net asset value on which such price is based. Out of that commission, IMDI may reallow to dealers such concession as IMDI may determine from time to time. In addition, IMDI is entitled to deduct a CDSC on the redemption of Class A shares sold without an initial sales charge and Class B and Class C shares, in accordance with, and in the manner set forth in, the Prospectus.

      Under the Distribution Agreement, the Fund bears, among other expenses, the expenses of registering and qualifying its shares for sale under federal and state securities laws and preparing and distributing to existing shareholders periodic reports, proxy materials and prospectuses.

      During the fiscal year ended December 31, 1998, IMDI received from sales of Class A shares of the Fund $457,543 in sales commissions, of which $50,268 was retained after dealer allowances. During the fiscal year ended December 31, 1998, IMDI received $2,081,051 in CDSCs on redemptions of Class B shares of the Fund. During the fiscal year ended December 31, 1998, IMDI received $67,501 in CDSCs on redemptions of Class C shares of the Fund.

      The Distribution Agreement will continue in effect for successive one-year periods, provided that such continuance is specifically approved at least annually by the vote of a majority of the Independent Trustees, cast in person at a meeting called for that purpose and by the vote of either a majority of the entire Board or a majority of the outstanding voting securities of the Fund. The Distribution Agreement may be terminated with respect to the Fund at any time, without payment of any penalty, by IMDI on 60 days' written notice to the Fund or by the Fund by vote of either a majority of the outstanding voting securities of the Fund or a majority of the Independent Trustees on 60 days' written notice to IMDI. The Distribution Agreement shall terminate automatically in the event of its assignment.

      RULE 18F-3 PLAN. On February 23, 1995, the SEC adopted Rule 18f-3 under the 1940 Act, which permits a registered open-end investment company to issue multiple classes of shares in accordance with a written plan approved by the investment company's board of directors/trustees and filed with the SEC. The Board has adopted a Rule 18f-3 plan on behalf of the Fund. The key features of the Rule 18f-3 plan are as follows: (i) shares of each class of the Fund represent an equal pro rata interest in the Fund and generally have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications, terms and conditions, except that each class bears certain class-specific expenses and has separate voting rights on certain matters that relate solely to that class or in which the interests of shareholders of one class differ from the interests of shareholders of another class; (ii) subject to certain limitations described in the Prospectus, shares of a particular class of the Fund may be exchanged for shares of the same class of another Ivy fund; and (iii) the Fund's Class B shares will convert automatically into Class A shares of the Fund after a period of eight years, based on the relative net asset value of such shares at the time of conversion.

      RULE 12B-1 DISTRIBUTION PLANS. The Trust has adopted on behalf of the Fund, in accordance with Rule 12b-1 under the 1940 Act, separate Rule 12b-1 distribution plans pertaining to the Fund's Class A, Class B and Class C shares (each, a "Plan"). In adopting each Plan, a majority of the Independent Trustees have concluded in accordance with the requirements of Rule 12b-1 that there is a reasonable likelihood that each Plan will benefit the Fund and its shareholders. The Trustees of the Trust believe that the Plans should result in greater sales and/or fewer redemptions of the Fund's shares, although it is impossible to know for certain the level of sales and redemptions of the Fund's shares in the absence of a Plan or under an alternative distribution arrangement.

      Under each Plan, the Fund pays IMDI a service fee, accrued daily and paid monthly, at the annual rate of up to 0.25% of the average daily net assets attributable to its Class A, Class B or Class C shares, as the case may be. This fee constitutes reimbursement to IMDI for service fees paid by IMDI. The services for which service fees may be paid include, among other things, advising clients or customers regarding the purchase, sale or retention of shares of the Fund, answering routine inquiries concerning the Fund and assisting shareholders in changing options or enrolling in specific plans. Pursuant to each Plan, service fee payments made out of or charged against the assets attributable to the Fund's Class A, Class B or Class C shares must be in reimbursement for services rendered for or on behalf of the affected class. The expenses not reimbursed in any one month may be reimbursed in a subsequent month. The Class A Plan does not provide for the payment of interest or carrying charges as distribution expenses.

      Under the Fund's Class B and Class C Plans, the Fund also pays IMDI a distribution fee, accrued daily and paid monthly, at the annual rate of 0.75% of the average daily net assets attributable to its Class B or Class C shares. This fee constitutes compensation to IMDI and is not dependent on expenses incurred by IMDI. IMDI may reallow to dealers all or a portion of the service and distribution fees as IMDI may determine from time to time. The distribution fee compensates IMDI for expenses incurred in connection with activities primarily intended to result in the sale of the Fund's Class B or Class C shares, including the printing of prospectuses and reports for persons other than existing shareholders and the preparation, printing and distribution of sales literature and advertising materials. Pursuant to each Class B and Class C Plan, IMDI may include interest, carrying or other finance charges in its calculation of distribution expenses, if not prohibited from doing so pursuant to an order of or a regulation adopted by the SEC.

      Among other things, each Plan provides that (1) IMDI will submit to the Board at least quarterly, and the Trustees will review, written reports regarding all amounts expended under the Plan and the purposes for which such expenditures were made; (2) each Plan will continue in effect only so long as such continuance is approved at least annually, and any material amendment thereto is approved, by the votes of a majority of the Board, including the Independent Trustees, cast in person at a meeting called for that purpose; (3) payments by the Fund under each Plan shall not be materially increased without the affirmative vote of the holders of a majority of the outstanding shares of the relevant class; and (4) while each Plan is in effect, the selection and nomination of Independent Trustees shall be committed to the discretion of the Trustees who are not "interested persons" of the Trust.

      IMDI may make payments for distribution assistance and for administrative and accounting services from resources that may include the management fees paid by the Fund. IMDI also may make payments (such as the service fee payments described above) to unaffiliated broker-dealers for services rendered in the distribution of the Fund's shares. To qualify for such payments, shares may be subject to a minimum holding period. However, no such payments will be made to any dealer or broker if at the end of each year the amount of shares held does not exceed a minimum amount. The minimum holding period and minimum level of holdings will be determined from time to time by IMDI.

      A report of the amount expended pursuant to each Plan, and the purposes for which such expenditures were incurred, must be made to the Board for its review at least quarterly.

       The Class B Plan and underwriting agreement were amended effective March 16, 1999 to permit IMDI to sell its right to receive distribution fees under the Class B Plan and CDSCs to third parties. IMDI enters into such transactions to finance the payment of commissions to brokers at the time of sale and other distribution-related expenses. In connection with such amendments, the Trust has agreed that the distribution fee will not be terminated or modified (including a modification by change in the rules relating to the conversion of Class B shares into shares of another class) for any reason (including a termination of the underwriting agreement) except:

(i) to the extent required by a change in the 1940 Act, the rules or regulations under the 1940 Act, or the Conduct Rules of the NASD, in each case enacted, issued, or promulgated after March 16, 1999;

(ii) on a basis which does not alter the amount of the distribution payments to IMDI computed with reference to Class B shares the date of original issuance of which occurred on or before December 31, 1998;

(iii)     in connection  with a Complete  Termination (as defined in the Class B
          Plan); or

(iv) on a basis determined by the Board of Trustees acting in good faith so long as (a) neither the Trust nor any successor trust or fund or any trust or fund acquiring a substantial portion of the assets of the Trust (collectively, the "Affected Funds") nor the sponsors of the Affected Funds pay, directly or indirectly, as a fee, a trailer fee, or by way of reimbursement, any fee, however denominated, to any person for personal services, account maintenance services or other shareholder services rendered to the holder of Class B shares of the Affected Funds from and after the effective date of such modification or termination, and (b) the termination or modification of the distribution fee applies with equal effect to all outstanding Class B shares from time to time of all Affected Funds regardless of the date of issuance thereof.

      In the amendments to the underwriting agreement, the Trust has also agreed that it will not take any action to waive or change any CDSC in respect of any Class B share the date of original issuance of which occurred on or before December 31, 1998, except as provided in the Trust's prospectus or statement of additional information, without the consent of IMDI and its transferees.

      During the fiscal year ended December 31, 1998, the Fund paid IMDI $4,046,911 pursuant to its Class A plan. During the fiscal year ended December 31, 1998 the Fund paid IMDI $5,706,821 pursuant to its Class B plan. During the fiscal year ended December 31, 1998, the Fund paid IMDI $1,716,708 pursuant to its Class C plan.

      During the fiscal year ended December 31, 1998, IMDI expended the following amounts in marketing Class A shares of the Fund: advertising $168,977; printing and mailing of prospectuses to persons other than current shareholders, $378,037; compensation to dealers, $872,299; compensation to sales personnel $5,345,357; seminars and meetings, $218,075; travel and entertainment, $426,555; general and administrative, $3,058,638; telephone, $155,188; and occupancy and equipment rental, $448,099.

      During the fiscal year ended December 31, 1998, IMDI expended the following amounts in marketing Class B shares of the Fund: advertising, $51,074; printing and mailing of prospectuses to persons other than current shareholders, $115,419; compensation to dealers, $3,195,137; compensation to sales personnel, $1,616,138; seminars and meetings, $798,784; travel and entertainment, $128,908; general and administrative, $925,228; telephone, $46,983; and occupancy and equipment rental $135,879.

      During the fiscal year ended December 31, 1998, IMDI expended the following amounts in marketing Class C shares of the Fund: advertising, $15,328; printing and mailing of prospectuses to persons other than current shareholders, $34,747; compensation to dealers, $604,559; compensation to sales personnel, $484,116; seminars and meetings, $151,140; travel and entertainment, $38,598; general administrative, $277,069; telephone, $14,068; and occupancy and equipment rental, $40,700.

      Each Plan may be amended at any time with respect to the class of shares of the Fund to which the Plan relates by vote of the Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose of considering such amendment. Each Plan may be terminated at any time with respect to the class of shares of the Fund to which the Plan relates, without payment of any penalty, by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities of that class.

      If the Distribution Agreement or the Distribution Plans are terminated (or not renewed) with respect to any of the Ivy funds (or class of shares thereof), each may continue in effect with respect to any other fund (or Class of shares thereof) as to which they have not been terminated (or have been renewed).

CUSTODIAN

      Pursuant to a Custodian Agreement with the Trust, Brown Brothers Harriman & Co. (the "Custodian"), a private bank and member of the principal securities exchanges, located at 40 Water Street, Boston, Massachusetts 02109 (the "Custodian"), maintains custody of the assets of the Fund held in the United States. Rules adopted under the 1940 Act permit the Trust to maintain its foreign securities and cash in the custody of certain eligible foreign banks and securities depositories. Pursuant to those rules, the Custodian has entered into subcustodial agreements for the holding of the Fund's foreign securities. With respect to the Fund, the Custodian may receive, as partial payment for its services to the Fund, a portion of the Trust's brokerage business, subject to its ability to provide best price and execution.

FUND ACCOUNTING SERVICES

      Pursuant to a Fund Accounting Services Agreement, MIMI provides certain accounting and pricing services for the Fund. As compensation for those services, the Fund pays MIMI a monthly fee plus out-of-pocket expenses as incurred. The monthly fee is based upon the net assets of the Fund at the preceding month end at the following rates: $1,250 when net assets are $10 million and under; $2,500 when net assets are over $10 million to $40 million; $5,000 when net assets are over $40 million to $75 million; and $6,500 when net assets are over $75 million.

      During the fiscal year ended December 31, 1998, the Fund paid MIMI $216,241 under the agreement.

TRANSFER AGENT AND DIVIDEND PAYING AGENT

      Pursuant to a Transfer Agency and Shareholder Service Agreement, Ivy Mackenzie Services Corp. ("IMSC"), a wholly owned subsidiary of MIMI, is the transfer agent for the Fund. Under the Agreement, the Fund pays a monthly fee at an annual rate of $20.00 for each open Class A, Class B and Class C account. The Fund pays $10.25 per open Class I account. In addition, the Fund pays a monthly fee at an annual rate of $4.58 per account that is closed plus certain out-of-pocket expenses. Such fees and expenses for the fiscal year ended
December 31, 1998 for the Fund totaled $3,577,962. Certain broker-dealers that maintain shareholder accounts with the Fund through an omnibus account provide transfer agent and other shareholder-related services that would otherwise be provided by IMSC if the individual accounts that comprise the omnibus account were opened by their beneficial owners directly. IMSC pays such broker-dealers a per account fee for each open account within the omnibus account, or a fixed rate (e.g., 0.10%) fee, based on the average daily net asset value of the omnibus account (or a combination thereof).

ADMINISTRATOR

      Pursuant to an Administrative Services Agreement, MIMI provides certain administrative services to the Fund. As compensation for these services, the Fund (except with respect to its Class I shares) pays MIMI a monthly fee at the annual rate of 0.10% of the Fund's average daily net assets. The Fund pays MIMI a monthly fee at the annual rate of 0.01% of its average daily net assets for Class I. Such fees for the fiscal year ended December 31, 1998 for the Fund totaled $2,514,615.

      Outside of providing  administrative  services to the Trust,  as described
above,  MIMI  may  also  act  on  behalf  of  IMDI  in  paying   commissions  to
broker-dealers with respect to sales of Class B and Class C shares of the Fund.

AUDITORS

      PricewaterhouseCoopers LLP, independent public accountants, has been selected as auditors for the Trust. The audit services performed by PricewaterhouseCoopers LLP include audits of the annual financial statements of each of the funds of the Trust. Other services provided principally relate to filings with the SEC and the preparation of the funds' tax returns.

                              BROKERAGE ALLOCATION

      Subject to the overall supervision of the President and the Board, IMI and/or Northern Cross places orders for the purchase and sale of the Fund's portfolio securities. All portfolio transactions are effected at the best price and execution obtainable. Purchases and sales of debt securities are usually principal transactions and therefore, brokerage commissions are usually not required to be paid by the Fund for such purchases and sales (although the price paid generally includes undisclosed compensation to the dealer). The prices paid to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter, and purchases of after-market securities from dealers normally reflect the spread between the bid and asked prices. In connection with OTC transactions, IMI and/or Northern Cross attempts to deal directly with the principal market makers, except in those circumstances where IMI and/or Northern Cross believes that a better price and execution are available elsewhere.

      IMI and/or Northern Cross selects broker-dealers to execute transactions and evaluates the reasonableness of commissions on the basis of quality, quantity, and the nature of the firms' professional services. Commissions to be charged and the rendering of investment services, including statistical, research, and counseling services by brokerage firms, are factors to be considered in the placing of brokerage business. The types of research services provided by brokers may include general economic and industry data, and information on securities of specific companies. Research services furnished by brokers through whom the Trust effects securities transactions may be used by IMI and/or Northern Cross in servicing all of its accounts. In addition, not all of these services may be used by IMI and/or Northern Cross in connection with the services it provides to the Fund or the Trust. IMI and/or Northern Cross may consider sales of shares of Ivy funds as a factor in the selection of broker-dealers and may select broker-dealers who provide it with research services. IMI and/or Northern Cross will not, however, execute brokerage transactions other than at the best price and execution.

      During the fiscal years ended  December 31, 1996,  1997 and 1998, the Fund
paid   brokerage   commissions  of   $1,709,643,   $2,987,187  and   $1,728,009,
respectively.

      The Fund may, under some circumstances, accept securities in lieu of cash as payment for Fund shares. The Fund will accept securities only to increase its holdings in a portfolio security or to take a new portfolio position in a security that IMI and/or Northern Cross deems to be a desirable investment for the Fund. While no minimum has been established, it is expected that the Fund will not accept securities having an aggregate value of less than $1 million. The Trust may reject in whole or in part any or all offers to pay for the Fund shares with securities and may discontinue accepting securities as payment for the Fund shares at any time without notice. The Trust will value accepted securities in the manner and at the same time provided for valuing portfolio securities of the Fund, and the Fund shares will be sold for net asset value determined at the same time the accepted securities are valued. The Trust will only accept securities delivered in proper form and will not accept securities subject to legal restrictions on transfer. The acceptance of securities by the Trust must comply with the applicable laws of certain states.

                        CAPITALIZATION AND VOTING RIGHTS

      The capitalization of the Trust consists of an unlimited number of shares of beneficial interest (no par value per share). When issued, shares of each class of the Fund are fully paid, non-assessable, redeemable and fully transferable. No class of shares of the Fund has preemptive rights or subscription rights.

      The Amended and Restated Declaration of Trust permits the Trustees to create separate series or portfolios and to divide any series or portfolio into one or more classes. The Trustees have authorized nineteen series, each of which represents a fund. The Trustees have further authorized the issuance of Class A, Class B, and Class C shares for the Fund and Ivy Money Market Fund and Class A, Class B, Class C and Advisor Class shares for Ivy Asia Pacific Fund, Ivy Bond Fund, Ivy China Region Fund, Ivy Developing Nations Fund, Ivy European Opportunities Fund Ivy Global Fund, Ivy Global Natural Resources Fund, Ivy Global Science & Technology Fund, Ivy Growth Fund, Ivy Growth with Income Fund, Ivy International Fund II, Ivy International Small Companies Fund, Ivy International Strategic Bond Fund, Ivy Pan-Europe Fund, Ivy South America Fund, Ivy US Blue Chip Fund and Ivy US Emerging Growth Fund, as well as Class I shares for the Fund, Ivy Bond Fund, Ivy European Opportunities Fund, Ivy Global Science & Technology Fund, Ivy International Fund II, Ivy International Small Companies Fund, Ivy International Strategic Bond Fund and Ivy US Blue Chip Fund.

      Shareholders have the right to vote for the election of Trustees of the Trust and on any and all matters on which they may be entitled to vote by law or by the provisions of the Trust's By-Laws. The Trust is not required to hold a regular annual meeting of shareholders, and it does not intend to do so. Shares of each class of the Fund entitle their holders to one vote per share (with proportionate voting for fractional shares). Shareholders of the Fund are entitled to vote alone on matters that only affect the Fund. All classes of shares of the Fund will vote together, except with respect to the distribution plan applicable to the Fund's Class A, Class B or Class C shares or when a class vote is required by the 1940 Act. On matters relating to all funds of the Trust, but affecting the funds differently, separate votes by the shareholders of each fund are required. Approval of an investment advisory agreement and a change in fundamental policies would be regarded as matters requiring separate voting by the shareholders of each fund of the Trust. If the Trustees determine that a matter does not affect the interests of the Fund, then the shareholders of the Fund will not be entitled to vote on that matter. Matters that affect the Trust in general, such as ratification of the selection of independent public accountants, will be voted upon collectively by the shareholders of all funds of the Trust.

      As used in this SAI and the Prospectus, the phrase "majority vote of the outstanding shares" of the Fund means the vote of the lesser of: (1) 67% of the shares of the Fund (or of the Trust) present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the outstanding shares of the Fund (or of the Trust).

      With respect to the submission to shareholder vote of a matter requiring separate voting by the Fund, the matter shall have been effectively acted upon with respect to the Fund if a majority of the outstanding voting securities of the Fund votes for the approval of the matter, notwithstanding that: (1) the matter has not been approved by a majority of the outstanding voting securities of any other fund of the Trust; or (2) the matter has not been approved by a majority of the outstanding voting securities of the Trust.

      The Amended and Restated Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove a person serving as trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust. Shareholders will be assisted in communicating with other shareholders in connection with the removal of a Trustee as if Section 26(c) of the Act were applicable.

      The Trust's shares do not have cumulative voting rights and accordingly the holders of more than 50% of the outstanding shares could elect the entire Board, in which case the holders of the remaining shares would not be able to elect any Trustees.

      Under Massachusetts law, the Trust's shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Amended and Restated Declaration of Trust disclaims liability of the shareholders, Trustees or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust, and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by the Trust or its Trustees. The Amended and Restated Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder of the Fund held personally liable for the obligations of the Fund. The risk of a shareholder of the Trust incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations and, thus, should be considered remote. No series of the Trust is liable for the obligations of any other series of the Trust.

                         SPECIAL RIGHTS AND PRIVILEGES

      The Trust offers, and (except as noted below) bears the cost of providing, to investors the following rights and privileges. The Trust reserves the right to amend or terminate any one or more of these rights and privileges. Notice of amendments to or terminations of rights and privileges will be provided to shareholders in accordance with applicable law.

      Certain of the rights and privileges described below refer to funds, other than the Fund, whose shares are also distributed by IMDI. These funds are: Ivy Asia Pacific Fund, Ivy Bond Fund, Ivy China Region Fund, Ivy Developing Nations Fund, Ivy European Opportunities Fund, Ivy Global Fund, Ivy Global Natural Resources Fund, Ivy Global Science & Technology Fund, Ivy Growth Fund, Ivy Growth with Income Fund, Ivy International Fund II, Ivy International Small Companies Fund, Ivy International Strategic Bond Fund, Ivy Money Market Fund, Ivy Pan-Europe Fund, Ivy South America Fund, Ivy US Blue Chip Fund and Ivy US Emerging Growth Fund (the other eighteen series of the Trust). Shareholders should obtain a current prospectus before exercising any right or privilege that may relate to these funds.

      Effective April 18, 1997, the Fund suspended the offer of its shares to new investors. Shares of the Fund are available for purchase only by existing shareholders of the Fund. Once a shareholder's account has been liquidated, the shareholder may not invest in the Fund at a later date.

AUTOMATIC INVESTMENT METHOD

      The Automatic Investment Method, which enables a Fund shareholder to have specified amounts automatically drawn each month from his or her bank for investment in Fund shares, is available for all classes of shares, except Class
I. The minimum initial and subsequent investment under this method is $50 per month (except in the case of a tax qualified retirement plan for which the minimum initial and subsequent investment is $25 per month). A shareholder may terminate the Automatic Investment Method at any time upon delivery to IMSC of telephone instructions or written notice. See "Automatic Investment Method" in the Prospectus. To begin the plan, complete Sections 6A and 7B of the Account Application.

EXCHANGE OF SHARES

      As described in the Prospectus, shareholders of the Fund have an exchange privilege with other Ivy funds. Before effecting an exchange, shareholders of the Fund should obtain and read the currently effective prospectus for the Ivy fund into which the exchange is to be made.

      INITIAL SALES CHARGE SHARES. Class A shareholders may exchange their Class A shares ("outstanding Class A shares") for Class A shares of another Ivy fund ("new Class A Shares") on the basis of the relative net asset value per Class A share, plus an amount equal to the difference, if any, between the sales charge previously paid on the outstanding Class A shares and the sales charge payable at the time of the exchange on the new Class A shares. (The additional sales charge will be waived for Class A shares that have been invested for a period of 12 months or longer.) Class A shareholders may also exchange their shares for shares of Ivy Money Market Fund (no initial sales charge will be assessed at the time of such an exchange).

      Each Fund may, from time to time, waive the initial sales charge on its Class A shares sold to clients of The Legend Group and United Planners Financial Services of America, Inc. This privilege will apply only to Class A Shares of a Fund that are purchased using all or a portion of the proceeds obtained by such clients through redemptions of shares of a mutual fund (other than one of the Funds) on which a sales charge was paid (the "NAV transfer privilege"). Purchases eligible for the NAV transfer privilege must be made with in 60 days of redemption from the other fund, and the Class A shares purchased are subject to a 1.00% CDSC on shares redeemed within the first year after purchase. The NAV transfer privilege also applies to Fund shares purchased directly by clients of such dealers as long as their accounts are linked to the dealer's master account. The normal service fee, as described in the "Initial Sales Charge Alternative - Class A Shares" section of the Prospectus, will be paid to those dealers in connection with these purchases. IMDI may from time to time pay a special cash incentive to The Legend Group or United Planners Financial Services of America, Inc. in connection with sales of shares of a Fund by its registered representative under the NAV transfer privilege. Additional information on sales charge reductions or waivers may be obtained from IMDI at the address listed on the cover of this Statement of Additional Information.

      CONTINGENT DEFERRED SALES CHARGE SHARES

      CLASS A: Class A shareholders may exchange their Class A shares that are subject to a contingent deferred sales charge ("CDSC"), as described in the Prospectus ("outstanding Class A shares"), for Class A shares of another Ivy fund ("new Class A shares") on the basis of the relative net asset value per Class A share, without the payment of any CDSC that would otherwise be due upon the redemption of the outstanding Class A shares. Class A shareholders of the Fund exercising the exchange privilege will continue to be subject to that Fund's CDSC period following an exchange if such period is longer than the CDSC period, if any, applicable to the new Class A shares.

      For purposes of computing the CDSC that may be payable upon the redemption of the new Class A shares, the holding period of the outstanding Class A shares is "tacked" onto the holding period of the new Class A shares.

      CLASS  B:  Class  B  shareholders   may  exchange  their  Class  B  shares
("outstanding Class B shares") for Class B shares of another Ivy fund ("new Class B shares") on the basis of the relative net asset value per Class B share, without the payment of any CDSC that would otherwise be due upon the redemption of the outstanding Class B shares. Class B shareholders of the Fund exercising the exchange privilege will continue to be subject to that Fund's CDSC schedule (or period) following an exchange if such schedule is higher (or such period is longer) than the CDSC schedule (or period) applicable to the new Class B shares.

      Class B shares of the Fund acquired through an exchange of Class B shares of another Ivy fund will be subject to that Fund's CDSC schedule (or period) if such schedule is higher (or such period is longer) than the CDSC schedule (or period) applicable to the Ivy fund from which the exchange was made.

      For purposes of both the conversion feature and computing the CDSC that may be payable upon the redemption of the new Class B shares (prior to conversion), the holding period of the outstanding Class B shares is "tacked" onto the holding period of the new Class B shares.
      The following CDSC table applies to Class B shares of Ivy Asia Pacific Fund, Ivy Bond Fund, Ivy China Region Fund, Ivy Developing Nations Fund, Ivy European Opportunities Fund, Ivy Global Fund, Ivy Global Natural Resources Fund, Ivy Global Science & Technology Fund, Ivy Growth Fund, Ivy Growth with Income Fund, Ivy International Fund II, Ivy International Fund, Ivy International Small Companies Fund, Ivy International Strategic Bond Fund, Ivy Pan-Europe Fund, Ivy South America Fund, Ivy US Blue Chip Fund and Ivy US Emerging Growth Fund:

                                            CONTINGENT DEFERRED SALES CHARGE AS
                                            A PERCENTAGE OF DOLLAR AMOUNT
YEAR SINCE PURCHASE                         SUBJECT TO CHARGE
First                                                     5%
Second                                                    4%
Third                                                     3%
Fourth                                                    3%
Fifth                                                     2%
Sixth                                                     1%
Seventh and thereafter                                    0%

      CLASS  C:  Class  C  shareholders   may  exchange  their  Class  C  shares
("outstanding Class C shares") for Class C shares of another Ivy fund ("new Class C shares") on the basis of the relative net asset value per Class C share, without the payment of any CDSC that would otherwise be due upon redemption. (Class C shares are subject to a CDSC of 1.00% if redeemed within one year of the date of purchase.)

      CLASS I : Subject to the restrictions set forth in the following paragraph, Class I shareholders may exchange their outstanding Class I shares for Class I shares of another Ivy fund on the basis of the relative net asset value per share.

      ALL CLASSES: The minimum value of shares which may be exchanged into an Ivy fund in which shares are not already held is $1,000 ($5,000,000 in the case of Class I shares). No exchange out of the Fund (other than by a complete exchange of all Fund shares) may be made if it would reduce the shareholder's interest in the Fund to less than $1,000 ($250,000 in the case of Class I shares).

      Each exchange will be made on the basis of the relative net asset value per share of the Ivy funds involved in the exchange next computed following receipt by IMSC of telephone instructions by IMSC or a properly executed request. Exchanges, whether written or telephonic, must be received by IMSC by the close of regular trading on the Exchange (normally 4:00 p.m., eastern time) to receive the price computed on the day of receipt. Exchange requests received after that time will receive the price next determined following receipt of the request. The exchange privilege may be modified or terminated at any time, upon at least 60 days' notice to the extent required by applicable law. See "Redemptions."

      An exchange of shares between any of the Ivy funds will result in a taxable gain or loss. Generally, this will be a capital gain or loss (long-term or short-term, depending on the holding period of the shares) in the amount of the difference between the net asset value of the shares surrendered and the shareholder's tax basis for those shares. However, in certain circumstances, shareholders will be ineligible to take sales charges into account in computing taxable gain or loss on an exchange. See "Taxation."

      With limited exceptions, gain realized by a tax-deferred retirement plan will not be taxable to the plan and will not be taxed to the participant until distribution. Each investor should consult his or her tax adviser regarding the tax consequences of an exchange transaction.

LETTER OF INTENT

      Reduced sales charges apply to initial investments in Class A shares of the Fund made pursuant to a non-binding Letter of Intent. A Letter of Intent may be submitted by an individual, his or her spouse and children under the age of 21, or a trustee or other fiduciary of a single trust estate or single fiduciary account. See the Account Application in the Prospectus. Any investor may submit a Letter of Intent stating that he or she will invest, over a period of 13 months, at least $50,000 in Class A shares of the Fund. A Letter of Intent may be submitted at the time of an initial purchase of Class A shares of the Fund or within 90 days of the initial purchase, in which case the Letter of Intent will be back dated. A shareholder may include, as an accumulation credit, the value (at the applicable offering price) of all Class A shares of Ivy Asia Pacific Fund, Ivy Bond Fund, Ivy China Region Fund, Ivy Developing Nations Fund, Ivy European Opportunities Fund, Ivy Global Fund, Ivy Global Natural Resources Fund, Ivy Global Science & Technology Fund, Ivy Growth Fund, Ivy Growth with Income Fund, Ivy International Fund II, Ivy International Fund, Ivy International Small Companies Fund, Ivy International Strategic Bond Fund, Ivy Pan-Europe Fund, Ivy South America Fund, Ivy US Blue Chip Fund and Ivy US Emerging Growth Fund (and shares that have been exchanged into Ivy Money Market Fund from any of the other funds in the Ivy funds) held of record by him or her as of the date of his or her Letter of Intent. During the term of the Letter of Intent, the Transfer Agent will hold Class A shares representing 5% of the indicated amount (less any accumulation credit value) in escrow. The escrowed Class A shares will be released when the full indicated amount has been purchased. If the full indicated amount is not purchased during the term of the Letter of Intent, the investor is required to pay IMDI an amount equal to the difference between the dollar amount of sales charge that he or she has paid and that which he or she would have paid on his or her aggregate purchases if the total of such purchases had been made at a single time. Such payment will be made by an automatic liquidation of Class A shares in the escrow account. A Letter of Intent does not obligate the investor to buy or the Trust to sell the indicated amount of Class A shares, and the investor should read carefully all the provisions of such letter before signing.

RETIREMENT PLANS

      Shares may be purchased in connection with several types of tax-deferred retirement plans. Shares of more than one fund distributed by IMDI may be purchased in a single application establishing a single account under the plan, and shares held in such an account may be exchanged among the Ivy funds in accordance with the terms of the applicable plan and the exchange privilege available to all shareholders. Initial and subsequent purchase payments in connection with tax-deferred retirement plans must be at least $25 per participant.

      The following fees will be charged to individual shareholder accounts as described in the retirement prototype plan document:

      Retirement Plan New Account Fee                 no fee
      Retirement Plan Annual Maintenance Fee          $10.00 per fund account

      For shareholders whose retirement accounts are diversified across several Ivy funds, the annual maintenance fee will be limited to not more than $20.

      The following discussion describes the tax treatment of certain tax-deferred retirement plans under current Federal income tax law. State income tax consequences may vary. An individual considering the establishment of a retirement plan should consult with an attorney and/or an accountant with respect to the terms and tax aspects of the plan.

      INDIVIDUAL RETIREMENT ACCOUNTS: Shares of the Fund may be used as a funding medium for an Individual Retirement Account ("IRA"). Eligible individuals may establish an IRA by adopting a model custodial account available from IMSC, who may impose a charge for establishing the account. Individuals should consult their tax advisers before investing IRA assets in an Ivy fund if that fund primarily distributes exempt-interest dividends.

      An individual who has not reached age 70-1/2 and who receives compensation or earned income is eligible to contribute to an IRA, whether or not he or she is an active participant in a retirement plan. An individual who receives a distribution from another IRA, a qualified retirement plan, a qualified annuity plan or a tax-sheltered annuity or custodial account ("403(b) plan") that qualifies for "rollover" treatment is also eligible to establish an IRA by rolling over the distribution either directly or within 60 days after its receipt. Tax advice should be obtained in connection with planning a rollover contribution to an IRA.

      In general, an eligible individual may contribute up to the lesser of $2,000 or 100% of his or her compensation or earned income to an IRA each year. If a husband and wife are both employed, and both are under age 70-1/2, each may set up his or her own IRA within these limits. If both earn at least $2,000 per year, the maximum potential contribution is $4,000 per year for both. For years after 1996, the result is similar even if one spouse has no earned income; if the joint earned income of the spouses is at least $4,000, a contribution of up to $2,000 may be made to each spouse's IRA. Rollover contributions are not subject to these limits.

      An individual may deduct his or her annual contributions to an IRA in computing his or her Federal income tax within the limits described above, provided he or she (or his or her spouse, if they file a joint Federal income tax return) is not an active participant in a qualified retirement plan (such as a qualified corporate, sole proprietorship, or partnership pension, profit sharing, 401(k) or stock bonus plan), qualified annuity plan, 403(b) plan, simplified employee pension, or governmental plan. If he or she (or his or her spouse) is an active participant, whether the individual's contribution to an IRA is fully deductible, partially deductible or not deductible depends on (i) adjusted gross income and (ii) whether it is the individual or the individual's spouse who is an active participant, in the case of married individuals filing jointly. Contributions may be made up to the maximum permissible amount even if they are not deductible. Rollover contributions are not includable in income for Federal income tax purposes and therefore are not deductible from it.

      Generally, earnings on an IRA are not subject to current Federal income tax until distributed. Distributions attributable to tax-deductible contributions and to IRA earnings are taxed as ordinary income. Distributions of non-deductible contributions are not subject to Federal income tax. In general, distributions from an IRA to an individual before he or she reaches age 59-1/2 are subject to a nondeductible penalty tax equal to 10% of the taxable amount of the distribution. The 10% penalty tax does not apply to amounts withdrawn from an IRA after the individual reaches age 59-1/2, becomes disabled or dies, or if withdrawn in the form of substantially equal payments over the life or life expectancy of the individual and his or her designated beneficiary, if any, or rolled over into another IRA, amounts withdrawn and used to pay for deductible medical expenses and amounts withdrawn by certain unemployed individuals not in excess of amounts paid for certain health insurance premiums, amounts used to pay certain qualified higher education expenses, and amounts used within 120 days of the date the distribution is received to pay for certain first-time homebuyer expenses. Distributions must begin to be withdrawn not later than April 1 of the calendar year following the calendar year in which the individual reaches age 70-1/2. Failure to take certain minimum required distributions will result in the imposition of a 50% non-deductible penalty tax.

      ROTH IRAS: Shares of the Fund also may be used as a funding medium for a Roth Individual Retirement Account ("Roth IRA"). A Roth IRA is similar in numerous ways to the regular (traditional) IRA, described above. Some of the primary differences are as follows.

      A single individual earning below $95,000 can contribute up to $2,000 per year to a Roth IRA. The maximum contribution amount diminishes and gradually falls to zero for single filers with adjusted gross incomes ranging from $95,000 to $110,000. Married couples earning less than $150,000 combined, and filing jointly, can contribute a full $4,000 per year ($2,000 per IRA). The maximum contribution amount for married couples filing jointly phases out from $150,000 to $160,000. An individual whose adjusted gross income exceeds the maximum phase-out amount cannot contribute to a Roth IRA.

      An eligible individual can contribute money to a traditional IRA and a Roth IRA as long as the total contribution to all IRAs does not exceed $2,000. Contributions to a Roth IRA are not deductible. Contributions to a Roth IRA may be made even after the individual for whom the account is maintained has attained age 70 1/2.

      No distributions are required to be taken prior to the death of the original account holder. If a Roth IRA has been established for a minimum of five years, distributions can be taken tax-free after reaching age 59 1/2, for a first-time home purchase ($10,000 maximum, one time use), or upon death or disability. All other distributions from a Roth IRA (other than the amount of nondeductible contributions) are taxable and subject to a 10% tax penalty unless an exception applies. Exceptions to the 10% penalty include: reaching age 59 1/2, death, disability, deductible medical expenses, the purchase of health insurance for certain unemployed individual and qualified higher education expenses.

      An individual with an income of less than $100,000 (who is not married filing separately) can roll his or her existing IRA into a Roth IRA. However, the individual must pay taxes on the taxable amount in his or her traditional IRA. After 1998, all taxes on such a rollover will have to be paid in the tax year in which the rollover is made.

      QUALIFIED PLANS: For those self-employed individuals who wish to purchase shares of one or more Ivy funds through a qualified retirement plan, a Custodial Agreement and a Retirement Plan are available from IMSC. The Retirement Plan may be adopted as a profit sharing plan or a money purchase pension plan. A profit sharing plan permits an annual contribution to be made in an amount determined each year by the self-employed individual within certain limits prescribed by law. A money purchase pension plan requires annual contributions at the level specified in the Custodial Agreement. There is no set-up fee for qualified plans and the annual maintenance fee is $20.00 per account.

      In general, if a self-employed individual has any common law employees, employees who have met certain minimum age and service requirements must be covered by the Retirement Plan. A self-employed individual generally must contribute the same percentage of income for common law employees as for himself or herself.

      A self-employed individual may contribute up to the lesser of $30,000 or 25% of compensation or earned income to a money purchase pension plan or to a combination profit sharing and money purchase pension plan arrangement each year on behalf of each participant. To be deductible, total contributions to a profit sharing plan generally may not exceed 15% of the total compensation or earned income of all participants in the plan, and total contributions to a combination money purchase-profit sharing arrangement generally may not exceed 25% of the total compensation or earned income of all participants. The amount of compensation or earned income of any one participant that may be included in computing the deduction is limited (generally to $150,000 for benefits accruing in plan years beginning after 1993, with annual inflation adjustments). A self-employed individual's contributions to a retirement plan on his or her own behalf must be deducted in computing his or her earned income.

      Corporate employers may also adopt the Custodial Agreement and Retirement Plan for the benefit of their eligible employees. Similar contribution and deduction rules apply to corporate employers.

      Distributions from the Retirement Plan generally are made after a participant's separation from service. A 10% penalty tax generally applies to distributions to an individual before he or she reaches age 59-1/2, unless the individual (1) has reached age 55 and separated from service; (2) dies; (3) becomes disabled; (4) uses the withdrawal to pay tax-deductible medical expenses; (5) takes the withdrawal as part of a series of substantially equal payments over his or her life expectancy or the joint life expectancy of himself or herself and a designated beneficiary; or (6) rolls over the distribution.

      The Transfer Agent will arrange for Investors Bank & Trust to furnish custodial services to the employer and any participating employees.

      DEFERRED COMPENSATION FOR PUBLIC SCHOOLS AND CHARITABLE ORGANIZATIONS ("403(B)(7) ACCOUNT"): Section 403(b)(7) of the Internal Revenue Code of 1986, as amended (the "Code") permits public school systems and certain charitable organizations to use mutual fund shares held in a custodial account to fund deferred compensation arrangements with their employees. A custodial account agreement is available for those employers whose employees wish to purchase shares of the Trust in conjunction with such an arrangement. The special application for a 403(b)(7) Account is available from IMSC.

      Distributions from the 403(b)(7) Account may be made only following death, disability, separation from service, attainment of age 59-1/2, or incurring a financial hardship. A 10% penalty tax generally applies to distributions to an individual before he or she reaches age 59-1/2, unless the individual (1) has reached age 55 and separated from service; (2) dies or becomes disabled; (3)
uses the withdrawal to pay tax-deductible medical expenses; (4) takes the withdrawal as part of a series of substantially equal payments over his or her life expectancy or the joint life expectancy of himself or herself and a designated beneficiary; or (5) rolls over the distribution. There is no set-up fee for 403(b)(7) Accounts and the annual maintenance fee is $20.00 per account.

      SIMPLIFIED EMPLOYEE PENSION ("SEP") IRAS: An employer may deduct contributions to a SEP up to the lesser of $30,000 or 15% of compensation. SEP accounts generally are subject to all rules applicable to IRA accounts, except the deduction limits, and are subject to certain employee participation requirements. No new salary reduction SEPs ("SARSEPs") may be established after 1996, but existing SARSEPs may continue to be maintained, and non-salary reduction SEPs may continue to be established as well as maintained after 1996.

      SIMPLE PLANS: An employer may establish a SIMPLE IRA or a SIMPLE 401(k) for years after 1996. An employee can make pre-tax salary reduction contributions to a SIMPLE Plan, up to $6,000 a year (as indexed). Subject to certain limits, the employer will either match a portion of employee contributions, or will make a contribution equal to 2% of each employee's compensation without regard to the amount the employee contributes. An employer cannot maintain a SIMPLE Plan for its employees if the employer maintains or maintained any other qualified retirement plan with respect to which any contributions or benefits have been credited.

            REINVESTMENT PRIVILEGE

      Shareholders who have redeemed Class A shares of the Fund may reinvest all or a part of the proceeds of the redemption back into Class A shares of the Fund at net asset value (without a sales charge) within 60 days from the date of redemption. This privilege may be exercised only once. The reinvestment will be made at the net asset value next determined after receipt by IMSC of the reinvestment order accompanied by the funds to be reinvested. No compensation will be paid to any sales personnel or dealer in connection with the transaction.

      Any redemption is a taxable event. A loss realized on a redemption generally may be disallowed for tax purposes if the reinvestment privilege is exercised within 30 days after the redemption. In certain circumstances, shareholders will be ineligible to take sales charges into account in computing taxable gain or loss on a redemption if the reinvestment privilege is exercised. See "Taxation."

            RIGHTS OF ACCUMULATION

      A scale of reduced sales charges applies to any investment of $50,000 or more in Class A shares of the Fund. See "Initial Sales Charge Alternative -- Class A Shares" in the Prospectus. The reduced sales charge is applicable to investments made at one time by an individual, his or her spouse and children under the age of 21, or a trustee or other fiduciary of a single trust estate or single fiduciary account (including a pension, profit sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the
Code). Rights of Accumulation is also applicable to current purchases of all of the funds of Ivy Fund (except Ivy Money Market Fund) by any of the persons enumerated above, where the aggregate quantity of Class A shares of such funds (and shares that have been exchanged into Ivy Money Market Fund from any of the other funds in the Ivy funds) and of any other investment company distributed by IMDI, previously purchased or acquired and currently owned, determined at the higher of current offering price or amount invested, plus the Class A shares being purchased, amounts to $50,000 or more for all funds other than Ivy Bond Fund; or $100,000 or more for Ivy Bond Fund.

      At the time an investment takes place, IMSC must be notified by the investor or his or her dealer that the investment qualifies for the reduced sales charge on the basis of previous investments. The reduced sales charge is subject to confirmation of the investor's holdings through a check of the particular fund's records.

            SYSTEMATIC WITHDRAWAL PLAN

      A shareholder (except shareholders with accounts in Class I) may establish a Systematic Withdrawal Plan (a "Withdrawal Plan"), by telephone instructions or by delivery to IMSC of a written election to have his or her shares withdrawn periodically, accompanied by a surrender to IMSC of all share certificates then outstanding in such shareholder's name, properly endorsed by the shareholder. To be eligible to elect a Withdrawal Plan, a shareholder must have at least $5,000 in his or her account. A Withdrawal Plan may not be established if the investor is currently participating in the Automatic Investment Method. A Withdrawal Plan may involve the depletion of a shareholder's principal, depending on the amount withdrawn.

      A redemption under a Withdrawal Plan is a taxable event. Shareholders contemplating participating in a Withdrawal Plan should consult their tax advisers.

      Additional investments made by investors participating in a Withdrawal Plan must equal at least $1,000 each while the Withdrawal Plan is in effect. Making additional purchases while a Withdrawal Plan is in effect may be disadvantageous to the investor because of applicable initial sales charges or CDSCs.

      An investor may terminate his or her participation in the Withdrawal Plan at any time by delivering written notice to IMSC. If all shares held by the investor are liquidated at any time, participation in the Withdrawal Plan will terminate automatically. The Trust or IMSC may terminate the Withdrawal Plan option at any time after reasonable notice to shareholders.

            GROUP SYSTEMATIC INVESTMENT PROGRAM

      Shares of the Fund may be purchased in connection with investment programs established by employee or other groups using systematic payroll deductions or other systematic payment arrangements. The Trust does not itself organize, offer or administer any such programs. However, it may, depending upon the size of the program, waive the minimum initial and additional investment requirements for purchases by individuals in conjunction with programs organized and offered by others. Unless shares of the Fund are purchased in conjunction with IRAs (see "How to Buy Shares" in the Prospectus), such group systematic investment programs are not entitled to special tax benefits under the Code. The Trust reserves the right to refuse purchases at any time or suspend the offering of shares in connection with group systematic investment programs, and to restrict the offering of shareholder privileges, such as check writing, simplified redemptions and other optional privileges, as described in the Prospectus, to shareholders using group systematic investment programs.

      With respect to each shareholder account established on or after September 15, 1972 under a group systematic investment program, the Trust and IMI each currently charge a maintenance fee of $3.00 (or portion thereof) that for each twelve-month period (or portion thereof) that the account is maintained. The Trust may collect such fee (and any fees due to IMI) through a deduction from distributions to the shareholders involved or by causing on the date the fee is assessed a redemption in each such shareholder account sufficient to pay such fee. The Trust reserves the right to change these fees from time to time without advance notice.
      Class A shares of the Fund are made available to Merrill Lynch Daily K Plan (the "Plan") participants at NAV without an initial sales charge if:

(i) the Plan is recordkept on a daily valuation basis by Merrill Lynch and, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets invested in broker/dealer funds not advised or managed by Merrill Lynch Asset Management, L.P. ("MLAM") that are made available pursuant to a Service Agreement between Merrill Lynch and the fund's principal underwriter or distributor and in funds advised or managed by MLAM (collectively, the "Applicable Investments");

(ii) the Plan is recordkept on a daily valuation basis by an independent recordkeeper whose services are provided through a contract or alliance arrangement with Merrill Lynch, and on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets, excluding money market funds, invested in Applicable Investments; or

(iii) the Plan has 500 or more eligible employees, as determined by Merrill Lynch plan conversion manager, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement.

      Alternatively, Class B shares of the Fund are made available to Plan participants at NAV without a CDSC if the Plan conforms with the requirements for eligibility set forth in (i) through (iii) above but either does not meet the $3 million asset threshold or does not have 500 or more eligible employees.

      Plans recordkept on a daily basis by Merrill Lynch or an independent recordkeeper under a contract with Merrill Lynch that are currently investing in Class B shares of the Fund convert to Class A shares once the Plan has reached $5 million invested in Applicable Investments, or 10 years after the date of the initial purchase by a participant under the Plan--the Plan will receive a Plan level share conversion.

                                       REDEMPTIONS

      Shares of the Fund are redeemed at their net asset value next determined after a proper redemption request has been received by IMSC, less any applicable CDSC.

      Unless a shareholder requests that the proceeds of any redemption be wired to his or her bank account, payment for shares tendered for redemption is made by check within seven days after tender in proper form, except that the Trust reserves the right to suspend the right of redemption or to postpone the date of payment upon redemption beyond seven days, (i) for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which trading on the Exchange is restricted, (ii) for any period during which an emergency exists as determined by the SEC as a result of which disposal of securities owned by the Fund is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets, or (iii) for such other periods as the SEC may by order permit for the protection of shareholders of the Fund.

      The Trust may redeem those accounts of shareholders who have maintained an investment, including sales charges paid, of less than $1,000 in the Fund for a period of more than 12 months. All accounts below that minimum will be redeemed simultaneously when MIMI deems it advisable. The $1,000 balance will be determined by actual dollar amounts invested by the shareholder, unaffected by market fluctuations. The Trust will notify any such shareholder by certified mail of its intention to redeem such account, and the shareholder shall have 60 days from the date of such letter to invest such additional sums as shall raise the value of such account above that minimum. Should the shareholder fail to forward such sum within 60 days of the date of the Trust's letter of notification, the Trust will redeem the shares held in such account and transmit the redemption in value thereof to the shareholder. However, those shareholders who are investing pursuant to the Automatic Investment Method will not be redeemed automatically unless they have ceased making payments pursuant to the plan for a period of at least six consecutive months, and these shareholders will be given six-months' notice by the Trust before such redemption. Shareholders in a qualified retirement, pension or profit sharing plan who wish to avoid tax consequences must "rollover" any sum so redeemed into another qualified plan within 60 days. The Trustees of the Trust may change the minimum account size.

      If a shareholder has given authorization for telephonic redemption privilege, shares can be redeemed and proceeds sent by Federal wire to a single previously designated bank account. Delivery of the proceeds of a wire redemption request of $250,000 or more may be delayed by the Fund for up to seven days if deemed appropriate under then-current market conditions. The Trust reserves the right to change this minimum or to terminate the telephonic redemption privilege without prior notice. The Trust cannot be responsible for the efficiency of the Federal wire system of the shareholder's dealer of record or bank. The shareholder is responsible for any charges by the shareholder's bank.

      The Fund employs reasonable procedures that require personal identification prior to acting on redemption or exchange instructions communicated by telephone to confirm that such instructions are genuine. In the absence of such instructions, the Fund may be liable for any losses due to unauthorized or fraudulent telephone instructions.

                               CONVERSION OF CLASS B SHARES

      As described in the Prospectus, Class B shares of the Fund will automatically convert to Class A shares of the Fund, based on the relative net asset values per share of the two classes, no later than the month following the eighth anniversary of the initial issuance of such Class B shares of the Fund occurs. For the purpose of calculating the holding period required for conversion of Class B shares, the date of initial issuance shall mean: (1) the date on which such Class B shares were issued, or (2) for Class B shares obtained through an exchange, or a series of exchanges, (subject to the exchange privileges for Class B shares) the date on which the original Class B shares were issued. For purposes of conversion of Class B shares, Class B shares purchased through the reinvestment of dividends and capital gain distributions paid in respect of Class B shares will be held in a separate sub-account. Each time any Class B shares in the shareholder's regular account (other than those shares in the sub-account) convert to Class A shares, a pro rata portion of the Class B shares in the sub-account will also convert to Class A shares. The portion will be determined by the ratio that the shareholder's Class B shares converting to Class A shares bears to the shareholder's total Class B shares not acquired through the reinvestment of dividends and capital gain distributions.

                                     NET ASSET VALUE

      The net asset value per share of the Fund is computed by dividing the value of the Fund's aggregate net assets (i.e., its total assets less its liabilities) by the number of the Fund's shares outstanding. For purposes of determining the Fund's aggregate net assets, receivables are valued at their realizable amounts. The Fund's liabilities, if not identifiable as belonging to a particular class of the Fund, are allocated among the Fund's several classes based on their relative net asset size. Liabilities attributable to a particular class are charged to that class directly. The total liabilities for a class are then deducted from the class's proportionate interest in the Fund's assets, and the resulting amount is divided by the number of shares of the class outstanding to produce its net asset value per share.

      A security listed or traded on a recognized stock exchange or The Nasdaq Stock Market, Inc. ("Nasdaq") is valued at the security's last sale price on the exchange on which the security is principally traded. If no sale is reported at that time, the average between the last bid and asked price (the "Calculated Mean") is used. Unless otherwise noted herein, the value of a foreign security is determined in its national currency as of the normal close of trading on the foreign exchange on which it is traded or as of the close of regular trading on the Exchange, if that is earlier, and that value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, eastern time, on the day the value of the foreign security is determined. All other securities for which OTC market quotations are readily available are valued at the Calculated Mean.

      A debt security normally is valued on the basis of quotes obtained from at least two dealers (or one dealer who has made a market in the security) or pricing services that take into account appropriate valuation factors. Interest is accrued daily. Money market instruments are valued at amortized cost, which the Board believes approximates market value.

      An exchange-traded option is valued at the last sale price on the exchange on which it is principally traded, if available, and otherwise is valued at the last sale price on the other exchange(s). If there were no sales on any exchange, the option shall be valued at the Calculated Mean, if possible, and otherwise at the last offering price, in the case of a written option, and the last bid price, in the case of a purchased option. An OTC option is valued at the last offering price, in the case of a written option, and the last bid price, in the case of a purchased option. Exchange listed and widely-traded OTC futures (and options thereon) are valued at the most recent settlement price.

      Securities and other assets for which market prices are not readily available are priced at their "fair value" as determined by IMI in accordance with procedures approved by the Board. Trading in securities on many foreign securities exchanges is normally completed before the close of regular trading on the Exchange. Trading on foreign exchanges may not take place on all days on which there is regular trading on the Exchange, or may take place on days on which there is no regular trading on the Exchange (e.g., any of the national business holidays identified below). If events materially affecting the value of the Fund's portfolio securities occur between the time when a foreign exchange closes and the time when the Fund's net asset value is calculated (see following paragraph), such securities may be valued at fair value as determined by IMI and approved by the Board.

      Portfolio securities are valued (and net asset value per share is determined) as of the close of regular trading on the Exchange (normally 4:00 p.m., eastern time) on each day the Exchange is open for trading. The Exchange and the Trust's offices are expected to be closed, and net asset value will not be calculated, on the following national business holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. On those days when either or both of the Fund's Custodian or the Exchange close early as a result of a partial holiday or otherwise, the Trust reserves the right to advance the time on that day by which purchase and redemption requests must be received.

      The number of shares you receive when you place a purchase order, and the payment you receive after submitting a redemption request, is based on the Fund's net asset value next determined after your instructions are received in proper form by IMSC or by your registered securities dealer. Each purchase and redemption order is subject to any applicable sales charge. Since the Fund invests in securities that are listed on foreign exchanges that may trade on weekends or other days when the Fund does not price its shares, the Fund's net asset value may change on days when shareholders will not be able to purchase or redeem the Fund's shares. The sale of the Fund's shares will be suspended during any period when the determination of its net asset value is suspended pursuant to rules or orders of the SEC and may be suspended by the Board whenever in its judgment it is in the Fund's best interest to do so.

                                         TAXATION

      The following is a general discussion of certain tax rules thought to be applicable with respect to the Fund. It is merely a summary and is not an exhaustive discussion of all possible situations or of all potentially applicable taxes. Accordingly, shareholders and prospective shareholders should consult a competent tax adviser about the tax consequences to them of investing in the Fund.

      The Fund intends to be taxed as a regulated investment company under Subchapter M of the Code. Accordingly, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund's assets is represented by cash, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies).

      As a regulated investment company, the Fund generally will not be subject to U.S. Federal income tax on its income and gains that it distributes to shareholders, if at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and the excess of any short-term capital gains over long-term capital losses) for the taxable year is distributed. The Fund intends to distribute all such income.

      Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, the Fund must distribute during each calendar year, (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, the Fund intends to make distributions in accordance with the calendar year distribution requirements. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December of the year with a record date in such a month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year the distributions are declared, rather than the calendar year in which the distributions are received.

            OPTIONS, FUTURES AND FOREIGN CURRENCY FORWARD CONTRACTS

      The taxation of equity options and OTC options on debt securities is governed by Code section 1234. Pursuant to Code section 1234, the premium received by the Fund for selling a put or call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option written by the Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security and any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term depending upon the holding period of the security. With respect to a put or call option that is purchased by the Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is long-term or short-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

      Some of the options, futures and foreign currency forward contracts in which the Fund may invest may be "section 1256 contracts." Gains (or losses) on these contracts generally are considered to be 60% long-term and 40% short-term capital gains or losses; however, as described below, foreign currency gains or losses arising from certain section 1256 contracts are ordinary in character. Also, section 1256 contracts held by the Fund at the end of each taxable year (and on certain other dates prescribed in the Code) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized.

      The transactions in options, futures and forward contracts undertaken by the Fund may result in "straddles" for Federal income tax purposes. The straddle rules may affect the character of gains or losses realized by the Fund. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the consequences of such transactions to the Fund are not entirely clear. The straddle rules may increase the amount of short-term capital gain realized by the Fund, which is taxed as ordinary income when distributed to shareholders.

      The Fund may make one or more of the elections available under the Code which are applicable to straddles. If the Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

      Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not engage in such transactions.

      Notwithstanding any of the foregoing, the Fund may recognize gain (but not loss) from a constructive sale of certain "appreciated financial positions" if the Fund enters into a short sale, offsetting notional principal contract, futures or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment are interests (including options, futures and forward contracts and short sales) in stock, partnership interests, certain actively traded trust instruments and certain debt instruments. Constructive sale treatment of appreciated financial positions does not apply to certain transactions closed in the 90-day period ending with the 30th day after the close of the Fund's taxable year, if certain conditions are met.

CURRENCY  FLUCTUATIONS  --  "SECTION  988"  GAINS  OR  LOSSES

          Gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues receivables or liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of some investments, including debt securities denominated in a foreign currency and certain options, futures and forward contracts, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "section 988" gains or losses, increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income.

INVESTMENT IN PASSIVE FOREIGN INVESTMENT COMPANIES

      The Fund may invest in shares of foreign corporations which may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets, or 75% or more of its gross income is investment-type income. If the Fund receives a so-called "excess distribution" with respect to PFIC stock, the Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which a Fund held the PFIC shares. The Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

      The Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. The Fund may elect to mark to market its PFIC shares, resulting in the shares being treated as sold at fair market value on the last business day of each taxable year. Any resulting gain would be reported as ordinary income; any resulting loss and any loss from an actual disposition of the shares would be reported as ordinary loss to the extent of any net gains reported in prior years. Under another election that currently is available in some circumstances, the Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given year.

            DEBT SECURITIES ACQUIRED AT A DISCOUNT

      Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount ("OID") is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures.

      Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund in the secondary market may be treated as having market discount. Generally, gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the "accrued market discount" on such debt security. In addition, the deduction of any interest expenses attributable to debt securities having market discount may be deferred. Market discount generally accrues in equal daily installments. The Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

      Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by the Fund may be treated as having acquisition discount, or OID in the case of certain types of debt securities. Generally, the Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

      The Fund generally will be required to distribute dividends to shareholders representing discount on debt securities that is currently includable in income, even though cash representing such income may not have been received by the Fund. Cash to pay such dividends may be obtained from sales proceeds of securities held by the Fund.

            DISTRIBUTIONS

      Distributions of investment company taxable income are taxable to a U.S. shareholder as ordinary income, whether paid in cash or shares. Dividends paid by the Fund to a corporate shareholder, to the extent such dividends are attributable to dividends received from U.S. corporations by the Fund, may qualify for the dividends received deduction. However, the revised alternative minimum tax applicable to corporations may reduce the value of the dividends received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, designated by the Fund as capital gain dividends, are taxable to shareholders as long-term capital gains whether paid in cash or in shares, and regardless of how long the shareholder has held the Fund's shares; such distributions are not eligible for the dividends received deduction. Shareholders receiving distributions in the form of newly issued shares will have a cost basis in each share received equal to the net asset value of a share of the Fund on the distribution date. A distribution of an amount in excess of the Fund's current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder's basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder's basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares. Shareholders will be notified annually as to the U.S. Federal tax status of distributions and shareholders receiving distributions in the form of newly issued shares will receive a report as to the net asset value of the shares received.

      If the net asset value of shares is reduced below a shareholder's cost as a result of a distribution by the Fund, such distribution generally will be taxable even though it represents a return of invested capital. Shareholders should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at this time may reflect the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a distribution which generally will be taxable to them.

            DISPOSITION OF SHARES

      Upon a redemption, sale or exchange of his or her shares, a shareholder will realize a taxable gain or loss depending upon his or her basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and, if so, will be long-term or short-term, depending upon the shareholder's holding period for the shares. Any loss realized on a redemption sale or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six-months or less will be treated for tax purposes as a long-term capital loss to the extent of any distributions of capital gain dividends received or treated as having been received by the shareholder with respect to such shares.

      In some cases, shareholders will not be permitted to take all or portion of their sales loads into account for purposes of determining the amount of gain or loss realized on the disposition of their shares. This prohibition generally applies where (1) the shareholder incurs a sales load in acquiring the shares of the Fund, (2) the shares are disposed of before the 91st day after the date on which they were acquired, and (3) the shareholder subsequently acquires shares in the Fund or another regulated investment company and the otherwise applicable sales charge is reduced under a "reinvestment right" received upon the initial purchase of Fund shares. The term "reinvestment right" means any right to acquire shares of one or more regulated investment companies without the payment of a sales load or with the payment of a reduced sales charge. Sales charges affected by this rule are treated as if they were incurred with respect to the shares acquired under the reinvestment right. This provision may be applied to successive acquisitions of fund shares.

            FOREIGN WITHHOLDING TAXES

      Income received by the Fund from sources within a foreign country may be subject to withholding and other taxes imposed by that country.

      If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible and may elect to "pass-through" to the Fund's shareholders the amount of foreign income and similar taxes paid by the Fund. Pursuant to this election, a shareholder will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign income and similar taxes paid by the Fund, and will be entitled either to deduct his or her pro rata share of foreign income and similar taxes in computing his or her taxable income or to use it as a foreign tax credit against his or her U.S. Federal income taxes, subject to limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Foreign taxes generally may not be deducted by a shareholder that is an individual in computing the alternative minimum tax. Each shareholder will be notified within 60 days after the close of the Fund's taxable year whether the foreign taxes paid by the Fund will "pass-through" for that year and, if so, such notification will designate (1) the shareholder's portion of the foreign taxes paid to each such country and (2) the portion of the dividend which represents income derived from sources within each such country.

      Generally, except in the case of certain electing individual taxpayers who have limited creditable foreign taxes and no foreign source income other than passive investment-type income, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the Fund makes the election described in the preceding paragraph, the source of the Fund's income flows through to its shareholders. With respect to the Fund, gains from the sale of securities generally will be treated as derived from U.S. sources and section 988 gains will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, including foreign source passive income received from the Fund. In addition, the foreign tax credit may offset only 90% of the revised alternative minimum tax imposed on corporations and individuals. Furthermore, the foreign tax credit is eliminated with respect to foreign taxes withheld on dividends if the dividend-paying shares or the shares of the Fund are held by the Fund or the shareholder, as the case may be, for less than 16 days (46 days in the case of preferred shares) during the 30-day period (90-day period for preferred shares) beginning 15 days (45 days for preferred shares) before the shares become ex-dividend. In addition, if the Fund fails to satisfy these holding period requirements, it cannot elect to pass through to shareholders the ability to claim a deduction for related foreign taxes.

      The foregoing is only a general description of the foreign tax credit under current law. Because application of the credit depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisers.

            BACKUP WITHHOLDING

      The Fund will be required to report to the Internal Revenue Service ("IRS") all taxable distributions as well as gross proceeds from the redemption of the Fund's shares, except in the case of certain exempt shareholders. All such distributions and proceeds will be subject to withholding of Federal income tax at a rate of 31% ("backup withholding") in the case of non-exempt shareholders if (1) the shareholder fails to furnish the Fund with and to certify the shareholder's correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. If the withholding provisions are applicable, any such distributions or proceeds, whether reinvested in additional shares or taken in cash, will be reduced by the amounts required to be withheld.

      Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. This discussion does not purport to deal with all of the tax consequences applicable to the Fund or shareholders. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

                                 PERFORMANCE INFORMATION

      Performance information for the classes of shares of the Fund may be compared, in reports and promotional literature, to: (i) the S&P 500 Index, the Dow Jones Industrial Average ("DJIA"), or other unmanaged indices so that investors may compare the Fund's results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general; (ii) other groups of mutual funds tracked by Lipper Analytical Services, a widely used independent research firm that ranks mutual funds by overall performance, investment objectives and assets, or tracked by other services, companies, publications or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Fund. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions or administrative and management costs and expenses. Performance rankings are based on historical information and are not intended to indicate future performance.

      AVERAGE ANNUAL TOTAL RETURN. Quotations of standardized average annual total return ("Standardized Return") for a specific class of shares of the Fund will be expressed in terms of the average annual compounded rate of return that would cause a hypothetical investment in that class of the Fund made on the first day of a designated period to equal the ending redeemable value ("ERV") of such hypothetical investment on the last day of the designated period, according to the following formula:

      P(1 + T){superscript n} = ERV

      Where:      P     =     a hypothetical initial
                              payment of $1,000 to purchase shares of a specific class

                  T     =     the average annual total return of shares of
                              that class
                  n     =     the number of years

                   ERV  =     the  ending  redeemable  value  of a
                              hypothetical $1,000 payment made at the beginning of the period.

      For purposes of the above computation for the Fund, it is assumed that all dividends and capital gains distributions made by the Fund are reinvested at net asset value in additional shares of the same class during the designated period. In calculating the ending redeemable value for Class A shares and assuming complete redemption at the end of the applicable period, the maximum 5.75% sales charge is deducted from the initial $1,000 payment and, for Class B and Class C shares, the applicable CDSC imposed upon redemption of Class B or Class C shares held for the period is deducted. Standardized Return quotations for the Fund do not take into account any required payments for federal or state income taxes. Standardized Return quotations for Class B shares for periods of over eight years will reflect conversion of the Class B shares to Class A shares at the end of the eighth year. Standardized Return quotations are determined to the nearest 1/100 of 1%.

      The Fund may, from time to time, include in advertisements, promotional literature or reports to shareholders or prospective investors total return data that are not calculated according to the formula set forth above ("Non-Standardized Return"). Neither initial nor CDSCs are taken into account in calculating Non-Standardized Return; a sales charge, if deducted, would reduce the return.

      The following table summarizes the calculation of Standardized and Non-Standardized Return for the Class A, Class B, Class C and Class I shares of the Fund for the periods indicated. In determining the average annual total return for a specific class of shares of the Fund, recurring fees, if any, that are charged to all shareholder accounts are taken into consideration. For any account fees that vary with the size of the account of the Fund, the account fee used for purposes of the following computations is assumed to be the fee that would be charged to the mean account size of the Fund.

                             STANDARDIZED RETURN[*]
                   CLASS A[1] CLASS B[2] CLASS C[3] CLASS I[4]

Year ended
December 31,
1998             1.17%        1.43%        5.46%        7.75%

Five years
ended December
31, 1998         9.37%        9.51%        N/A          10.81%

Ten years ended
December 31,
1998             11.73%       N/A          N/A          N/A

 Inception [#]
to ear ended
December 31,     13.93%       10.82%       10.30%       11.77%
1998[8]:

                           NON-STANDARDIZED RETURN[**]
                   CLASS A[5] CLASS B[6] CLASS C[7] CLASS I[4]

Year ended
December 31,
1998             7.34%        6.43%        6.46%        7.75%

Five years
ended December
31, 1998         10.67%       9.73%        N/A          10.81%

Ten years ended
December 31,
1998             12.40%       N/A          N/A          N/A

Inception [#]
to year ended
December 31,     14.46%       10.91%       10.30%       11.77%
1998[8]:
--------------------------------------------------------


      [*] The Standardized Return figures for Class A shares reflect the deduction of the maximum initial sales charge of 5.75%. The Standardized Return figures for Class B and C shares reflect the deduction of the applicable CDSC imposed on redemption of Class B or C shares held for the period. Class I shares are not subject to an initial sales change or to a CDSC; therefore, the Non-Standardized Return Figures are identical to the Standarized Return Figures.

      [**] The Non-Standardized Return figures do not reflect the deduction of any initial sales charge or CDSC.

      [#] The inception date for the Fund (Class A shares) was April 21, 1986. The inception date for Class B and Class I shares was October 23, 1993. The inception date for Class C shares was April 30, 1996.

      [1] The Standardized Return figures for the Class A shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class A shares for the period from inception through December 31, 1998 and the one, five and ten year periods ended December 31, 1998 would have been 13.92%, 1.17%, 9.37%, and 11.72%, respectively.

      [2] The Standardized Return figures for the Class B shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class B shares for the period from inception through December 31, 1998 and the one and five year periods ended December 31, 1998 would have been 10.82%, 1.43% and 9.51%, respectively. Since the inception date for Class B shares was October 23, 1993, there were no Class B shares outstanding for the duration of the ten year period ended December 31, 1998.

      [3] The Standardized Return figures for the Class C shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class C shares for the period from inception through December 31, 1998 and the one year period ended December 31, 1998 would have been 10.30% and 5.46%, respectively. Since the inception date for Class C shares was April 30, 1996, there were no Class C shares outstanding for the duration of the five and ten year periods ended December 31, 1998.

      [4] Class I shares are not subject to an initial sales charge or a CDSC; therefore the Non-Standardized and Standardized Return figures are identical.

      [5] The Non-Standardized Return figures for Class A shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class A shares for the period from inception through December 31, 1998 and the one, five and ten year periods ended December 31, 1998 would have been 14.45%, 7.34%, 10.67%, and 12.39%, respectively.

      [6] The Non-Standardized Return figures for Class B shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class B shares for the period from inception through December 31, 1998 and the one and five year periods ended December 31, 1998 would have been 10.91%, 6.43%, and 9.73%, respectively. Since the inception date for Class B shares was October 23, 1993, there were no Class B shares outstanding for the duration of the ten year period ended December 31, 1998.

      [7] The Non-Standardized Return figures for Class C shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class C shares for the period from inception through December 31, 1998 and the one year period ended December 31, 1998 would have been 10.30% and 6.46%, respectively.

      [8] The total return for a period less than a full year is calculated on an aggregate basis and is not annualized.

      CUMULATIVE TOTAL RETURN. Cumulative total return is the cumulative rate of return on a hypothetical initial investment of $1,000 in a specific class of shares of the Fund for a specified period. Cumulative total return quotations reflect changes in the price of the Fund's shares and assume that all dividends and capital gains distributions during the period were reinvested in the Fund shares. Cumulative total return is calculated by computing the cumulative rates of return of a hypothetical investment in a specific class of shares of the Fund over such periods, according to the following formula (cumulative total return is then expressed as a percentage):

      C = (ERV/P) - 1

      Where:    C     =     cumulative total return

                P     =     a hypothetical initial
                            investment of $1,000 to purchase shares of a specific class

                ERV   =     ending  redeemable  value:  ERV is the
                            value, at the end of the applicable  period,  of a
                            hypothetical   $1,000   investment   made  at  the
                            beginning of the applicable period.

      The following table summarizes the calculation of Cumulative Total Return for the periods indicated through December 31, 1998, assuming the maximum 5.75% sales charge has been assessed.
                                                                   SINCE
                   ONE YEAR      FIVE YEARS   TEN YEARS            INCEPTION [*]
   Class A            1.17%        56.50%       203.25%              422.46%
   Class B            1.43%        57.05%         N/A                70.22%
   Class C            5.46%         N/A           N/A                29.93%
   Class I            7.75%         N/A           N/A                78.22%

The following table summarizes the calculation of Cumulative Total Return for the periods indicated through December 31, 1998, assuming the maximum 5.75% sales charge has not been assessed.
                                                                   SINCE
                    ONE YEAR      FIVE YEARS   TEN YEARS          INCEPTION [*]
   Class A              7.34%        66.04%       221.75%             454.33%
   Class B              6.43%        59.05%         N/A               71.22%
   Class C              6.46%         N/A           N/A               29.93%
   Class I              7.75%         N/A           N/A               78.22%
---------------------------

[*]   The inception date for the Fund (Class A shares) was April 21, 1986.
The inception date for Class B and Class I shares was October 23, 1993. The inception date for Class C shares was April 30, 1996.

      OTHER  QUOTATIONS,  COMPARISONS  AND GENERAL  INFORMATION.  The  foregoing computation methods are prescribed for advertising and other communications subject to SEC Rule 482. Communications not subject to this rule may contain a number of different measures of performance, computation methods and assumptions, including but not limited to: historical total returns; results of actual or hypothetical investments; changes in dividends, distributions or share values; or any graphic illustration of such data. These data may cover any period of the Trust's existence and may or may not include the impact of sales charges, taxes or other factors.

      Performance quotations for the Fund will vary from time to time depending on market conditions, the composition of the Fund's portfolio and operating expenses of the Fund. These factors and possible differences in the methods used in calculating performance quotations should be considered when comparing performance information regarding the Fund's shares with information published for other investment companies and other investment vehicles. Performance quotations should also be considered relative to changes in the value of the Fund's shares and the risks associated with the Fund's investment objectives and policies. At any time in the future, performance quotations may be higher or lower than past performance quotations and there can be no assurance that any historical performance quotation will continue in the future.

      The Fund may also cite endorsements or use for comparison its performance rankings and listings reported in such newspapers or business or consumer publications as, among others: AAII Journal, Barron's, Boston Business Journal, Boston Globe, Boston Herald, Business Week, Consumer's Digest, Consumer Guide Publications, Changing Times, Financial Planning, Financial World, Forbes, Fortune, Growth Fund Guide, Houston Post, Institutional Investor, International Fund Monitor, Investor's Daily, Los Angeles Times, Medical Economics, Miami Herald, Money Mutual Fund Forecaster, Mutual Fund Letter, Mutual Fund Source Book, Mutual Fund Values, National Underwriter, Nelson's Directory of Investment Managers, New York Times, Newsweek, No Load Fund Investor, No Load Fund* X, Oakland Tribune, Pension World, Pensions and Investment Age, Personal Investor, Rugg and Steele, Time, U.S. News and World Report, USA Today, The Wall Street Journal, and Washington Post.

                                   FINANCIAL STATEMENTS

      The Fund's Portfolio of Investments as of December 31, 1998, Statement of Assets and Liabilities as of December 31, 1998, Statement of Operations for the fiscal year ended December 31, 1998, Statement of Changes in Net Assets for the fiscal year ended December 31, 1998, Financial Highlights, Notes to Financial Statements, and Report of Independent Accountants, which are included in the Fund's December 31, 1998 Annual Report to shareholders, are incorporated by reference into this SAI.

                                   APPENDIX A

          DESCRIPTION OF STANDARD & POOR'S RATINGS GROUP ("S&P") AND
            MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") CORPORATE
                        BOND AND COMMERCIAL PAPER RATINGS

[From "Moody's Bond Record," November 1994 Issue (Moody's Investors Service, New York, 1994), and "Standard & Poor's Municipal Ratings Handbook," October 1997 Issue (McGraw Hill, New York, 1997).]

MOODY'S:

      (a) CORPORATE BONDS. Bonds rated Aaa by Moody's are judged by Moody's to be of the best quality, carrying the smallest degree of investment risk. Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa are judged by Moody's to be of high quality by all standards. Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large as those of Aaa bonds, or fluctuations of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than those applicable to Aaa securities. Bonds which are rated A by Moody's possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. Bonds rated Baa by Moody's are considered medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments of or maintenance of other terms of the contract over any long period of time may be small. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

      (b) COMMERCIAL PAPER. The Prime rating is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Issuers within this Prime category may be given ratings 1, 2 or 3, depending on the relative strengths of these factors. The designation of Prime-1 indicates the highest quality repayment capacity of the rated issue. Issuers rated Prime-2 are deemed to have a strong ability for repayment while issuers voted Prime-3 are deemed to have an acceptable ability for repayment. Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P:

      (a) CORPORATE BONDS. An S&P corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. The ratings described below may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

      Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong. Debt rated AA is judged by S&P to have a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree. Debt rated A by S&P has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

      Debt rated BBB by S&P is regarded by S&P as having an adequate capacity to pay interest and repay principal. Although such bonds normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than debt in higher rated categories.

      Debt rated BB, B, CCC, CC and C is regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or exposures to adverse conditions. Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating. Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating. Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating. The rating CC typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating. The rating C typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

      The rating CI is reserved for income bonds on which no interest is being paid. Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

      (b) COMMERCIAL PAPER. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

      The commercial paper rating A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation. For commercial paper with an A-2 rating, the capacity for timely payment on issues is satisfactory, but not as high as for issues designated A-1. Issues rated A-3 have adequate capacity for timely payment, but are more vulnerable to the adverse effects of changes in circumstances than obligations carrying higher designations.

      Issues rated B are regarded as having only speculative capacity for timely payment. The C rating is assigned to short-term debt obligations with a doubtful capacity for payment. Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.